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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-05629
ING Investors Trust
(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ (Address of principal executive offices)	85258 (Zip code)
CT Corporation System, 101 Federal Street, Boston, MA 02110
(Name and address of agent for service)
Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:	December 31

Date of reporting period:	January 1, 2008 to December 31, 2008

Item 1. Reports to Stockholders.
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report

December 31, 2008

Adviser (“ADV”), Institutional (“I”), Service (“S”) and Service 2 (“S2”) Classes

ING Investors Trust

■  ING AllianceBernstein Mid Cap Growth Portfolio
■  ING Evergreen Health Sciences Portfolio
■  ING FMRsm Diversified Mid Cap Portfolio
■  ING Global Real Estate Portfolio
■  ING Global Resources Portfolio
■  ING Janus Contrarian Portfolio
■  ING JPMorgan Emerging Markets Equity Portfolio
■  ING Julius Baer Foreign Portfolio
■  ING Liquid Assets Portfolio
■  ING Marsico Growth Portfolio
■  ING Marsico International Opportunities Portfolio
■  ING MFS Total Return Portfolio
■  ING MFS Utilities Portfolio
■  ING Oppenheimer Main Street Portfolio®
■  ING PIMCO Core Bond Portfolio
■  ING Pioneer Mid Cap Value Portfolio
■  ING T. Rowe Price Capital Appreciation Portfolio
■  ING T. Rowe Price Equity Income Portfolio
■  ING Van Kampen Capital Growth Portfolio
■  ING Van Kampen Global Franchise Portfolio
■  ING Van Kampen Global Tactical Asset Allocation Portfolio
■  ING Van Kampen Growth and Income Portfolio

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This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the ING Funds’ website at www.ingfunds.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

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PRESIDENT’S LETTER

Dear Shareholders,

We are in the midst of one of the most challenging periods ever faced by investors, and we at ING Funds are aware of the anxiety that you may be feeling at this time.

I want to assure you that we are actively engaged in monitoring the situation and are committed to keeping you fully informed of how the rapidly unfolding events around us may impact your investments with our company.

We recognize that the confidence of many investors is being tested, perhaps as never before. It is understandable that some of you may be second guessing your investment strategy due to these recent events. We encourage you to work with your investment professional and seek out their advice about your portfolio in light of the current conditions. But we also urge investors not to make rash decisions. ING Funds still believes that a well-diversified, globally allocated portfolio remains the most effective investment strategy of all. We ask that investors not lose sight of their commitment to the long-term.

We thank you for your support and confidence and we look forward to continuing to do business with you in the future.

Sincerely,

Shaun Mathews
President & Chief Executive Officer
ING Funds
January 23, 2009

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice. Consider the fund’s investment objectives, risks, and charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

Market Perspective:  Annual Report at December 31, 2008

In our semi-annual report, we described a failed second quarter rally that fizzled when investors realized that borderline recessionary conditions and a credit crunch had not gone away. By year-end, governments were committing previously unimaginable sums of taxpayer money to prevent systemic collapse. Global equities in the form of the MSCI World® Index(1) measured in local currencies, including net reinvested dividends (“MSCI” for regions discussed below) plunged 29.70% in the six months ended December 31, 2008 (down 38.70% for the entire fiscal year). (The MSCI World® Index plunged 40.71% for the entire fiscal year, measured in U.S. dollars.) In currencies, the dollar at first drifted near record lows against the euro. But the tide turned in mid-July and for the six months ended December 31, 2008, the dollar strengthened by 12.10% (4.50% for the entire fiscal year). The dollar also soared 37.80% against the pound for the six months ended December 31, 2008 (37.90% for the entire fiscal year). But the yen advanced as carry trades (essentially short yen positions) were unwound and the dollar fell 14.90% for the six months ended December 31, 2008 (down 19.60% for the entire fiscal year).

Even more dramatic was the price of oil which marched to an all-time high of around $147 per barrel in mid-July, only to lose more than two thirds of that price by December 31, 2008.

The economic statistics remained bleak. By the end of October, the Standard & Poor’s (“S&P”)/Case-Shiller National U.S. Home Price Index(2) of house prices had fallen a record 18% over the year. New home sales were at 1991 levels. Some 45% of existing home sales were distressed.

Payrolls declined in every month of 2008, as the number of people claiming unemployment reached 4.1 million, a 26-year high. Gross domestic product (“GDP”) fell at an annualized rate of 0.50% in the third quarter, and the National Bureau of Economic Research announced that the recession had actually started in December 2007.

Yet these were side-shows to the fireworks display in the financial sector, where major institutions — hanging by a thread through problems rooted in unwise mortgage borrowing, lending and investment — met different fates in September 2008 at the hands of the U.S. government.

The Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”) were taken into “conservatorship.” Merrill Lynch was acquired by the Bank of America with a wink from the authorities. AIG received an $85 billion loan from a reluctant government, which also took a 79.90% equity stake in AIG. But Lehman Brothers having sought capital, then a buyer, found neither and was left to file for Chapter 11 bankruptcy protection.

The U.S. government was now in the position of choosing winners and losers among financial institutions: none too successfully, for it quickly became obvious that by pointedly leaving Lehman Brothers to go under, a credit crisis had become a credit market collapse. Lending all but seized up.

Policy response was huge but at least initially muddled. A Troubled Asset Relief Plan (“TARP”) would set up a $700 billion fund to buy illiquid mortgage securities from financial institutions. But on November 12, 2008 with half of the money already used to recapitalize banks, Treasury Secretary Paulson announced that the rest of the funds would not be used to buy illiquid mortgage securities after all. This merely renewed the pressure on the holders of such securities like Citigroup, which within two weeks received guarantees from the government against losses and another $20 billion in capital.

Other programs were of more practical use, like support for the commercial paper market and a guarantee facility for money market funds. Arguably the most effective measure was the announced intention to buy vast quantities of agency mortgage-backed securities and debentures. This had the effect of driving down rates on the 30-year mortgage towards 5.00%, a record low. In the meantime, the newly-elected president promised a stimulus package worth approximately $1 trillion. And by year end, the Federal Open Market Committee (“FOMC”) reduced interest rates to a range of between 0% and 0.25%.

2008 ended with much gloom and bad news still to come, but the platform for recovery was perhaps taking shape.

In U.S. fixed-income markets, yields on the 90-day Treasury Bills briefly turned negative in December 2008, while the yield on the ten-year Treasury Note fell below 2.50%, something we had not seen in 50 years. The Barclays Capital U.S. Aggregate Bond

Market Perspective:  Annual Report at December 31, 2008

Index(3), formerly known as the Lehman Brothers U.S. Aggregate Bond Index, of investment grade bonds returned 4.10% for the six months ended December 31, 2008, (5.20% for the entire fiscal year). By contrast, high yield bonds, represented by the Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index(4), formerly known as the Lehman Brothers High Yield Bond — 2% Issuer Constrained Composite Index, behaved more like a stock index and returned (25.10)% for the six months ended December 31, 2008 (down 25.90% for the entire fiscal year).

U.S. equities, represented by the S&P 500® Composite Stock Price (“S&P 500®”) Index(5), including dividends, returned (28.50)% for the six months ended December 31, 2008, (down 37.00% for the entire fiscal year), increasingly unimpressed by sharply falling oil prices. Profits for S&P 500® Index companies suffered their fifth straight quarter of decline, led again by the financials sector, although taxpayer money was also potentially committed to save the big three auto makers from bankruptcy. On November 20, 2008, the S&P 500® Index plumbed a level not seen since April 1997, before a December recovery.

In international markets, plainly entering recession, the MSCI Japan® Index(6) slumped 35.90% for the six months ended December 31, 2008, (down 42.60% for the entire fiscal year). The strengthening yen hit exports in an export-dependent economy even as global demand slowed for other reasons. The MSCI Europe ex UK® Index(7) sagged 29.40% for the six months ended December 31, 2008 (down 43.20% for the entire fiscal year), beset by sharply falling economic activity and a European Central Bank in denial that inflation was falling fast. Finally, rates were reduced by an unprecedented 175 basis points (or 1.75%) in two months near the end of the year while governments, one after the other, proposed large stimulus packages. In the UK, the MSCI UK® Index(8) fell 19.40% for the six months ended December 31, 2008 (down 28.50% for the entire fiscal year). The UK had allowed a bigger housing bubble than the United States and deeper personal indebtedness in an economy more dependent on the financial sector. Rates were reduced to 1951 levels as venerable banks ceased to exist as independent entities.
(1) The MSCI World® Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2) The S&P/Case-Shiller National U.S. Home Price Index tracks the value of single-family housing within the United States. The index is a composite of single-family home price indices for the nine U.S. Census divisions and is calculated quarterly.

(3) The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(4) The Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index is an unmanaged index that measures the performance of non-investment grade fixed-income securities.

(5) The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

(6) The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(7) The MSCI Europe ex UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(8) The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results.  The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

ING AllianceBernstein Mid Cap Growth Portfolio
Portfolio Managers’ Report

Industry Allocation
as of December 31, 2008
(as a percent of net assets)
Portfolio holdings are subject to change daily.

ING AllianceBernstein Mid Cap Growth Portfolio (the “Portfolio”) seeks long-term growth of capital. The Portfolio is managed by John Fogarty*, Senior Vice President, Lisa Shalett, Executive Vice President, Bruce Aronow, Senior Vice President and William Baird, Senior Vice President, and Portfolio Managers of AllianceBernstein L.P. — the Sub-Adviser.

Performance: For the year ended December 31, 2008, the Portfolio’s Class S shares provided a total return of (46.41)% compared to the Russell Midcap® Growth Index(1), which returned (44.32)% for the same period.

Portfolio Specifics: The Portfolio underperformed its benchmark during the reporting period. Stock selection in the healthcare, technology and producer durables sectors accounted for most of the Portfolio’s underperformance. Stock selection in the consumer discretionary, auto and transportation and financial services was additive to the Portfolio’s relative performance. From an allocation perspective, overweighting the healthcare sector was a contributor. However, the Portfolio’s overweight position in the technology and underweight positions consumer staples and energy detracted.

Individual top performing stocks varied significantly by sector and included Continental Airlines, Inc. (“Continental Airlines”), NASDAQ Stock Market, Inc., Myriad Genetics, Inc., Cephid and Shanda Interactive Entertainment Ltd. ADR (“Shanda Interactive”). Continental Airlines outperformed as energy prices fell dramatically, helping reduce the company’s fuel expense. Shanda Interactive was another strong performer as internet gaming in China continued to be robust despite the weakness seen in the overall economy.

Underperforming stocks likewise were spread by sector and included Cerus Corp. (“Cerus”), JDS Uniphase Corp. (“JDS Uniphase”), Given Imaging Ltd., Janus Capital Group, Inc. (“Janus Capital”) and DR Horton, Inc. Cerus was an underperformer as the market became increasingly concerned about the company’s ability to obtain funding in a difficult economic environment. Janus Capital underperformed along with all asset managers as markets declined globally, and on concerns that Janus is more exposed to growth equity than its peers. JDS Uniphase was an underperformer as telecom operators pared discretionary spending on the firm’s high margin test & measurement business and as investors became increasingly concerned about the margin profile on the optical component side of the business.

Current Strategy and Outlook: Given today’s weak economic underpinnings, corporate earnings growth continues to deteriorate. It is typical in extreme markets that once risk aversion gets priced into stocks broadly, investor selectivity resurfaces, typically favoring the higher-quality, more-resilient growth companies in which, we believe, we’re positioned.

History illustrates that the most reliable investment strategy during turbulent periods is to maintain exposure to companies with the financial resources to prosper and those positioned to capture upside opportunities in an eventual recovery. Therefore our current strategy continues to stress exposure to companies which enjoy the dynamics of leadership in their basic area of business. We are not an advocate of ‘cheap’ stocks which lack the benefit of this leadership. Particularly at a time of depressed values in the market, we favor paying the necessary premium for the best companies.

Looking ahead, we can’t say that “there’s nowhere to go but up,” particularly in emotional times like today. There can be no guarantees of market behavior, but history would suggest current pricing is unsustainable. We are prudently balancing the need for short-term stability while remaining poised to take advantage of stocks that we believe will be rewarded.

*	Effective November 1, 2008, John Fogarty and team replaced Catherine Wood and team as portfolio managers to the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of December 31, 2008
(as a percent of net assets)

Silicon Laboratories, Inc.	3.6%
Apollo Group, Inc. — Class A	3.0%
Celera Corp.	2.8%
Express Scripts, Inc.	2.1%
Juniper Networks, Inc.	2.1%
Move, Inc.	2.0%
Strayer Education, Inc.	1.9%
Panera Bread Co.	1.9%
CR Bard, Inc.	1.9%
Cameron International Corp.	1.8%

*	Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

ING AllianceBernstein Mid Cap Growth Portfolio
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2008
				Since Inception		Since Inception		Since Inception
				of Class ADV		of Class I		of Class S2
	1 Year	5 Year	10 Year	September 25, 2006		May 13, 2005		September 9, 2002

Class ADV	(46.56)%	—	—	(18.91)%		—		—
Class I	(46.30)%	—	—	—		(7.66)%		—
Class S	(46.41)%	(5.04)%	(2.08)%	—		—		—
Class S2	(46.49)%	(5.19)%	—	—		—		5.01%
Russell Midcap® Growth Index(1)	(44.32)%	(2.33)%	(0.19)%	(16.67	)%(2)	(5.43	)%(3)	3.90	%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING AllianceBernstein Mid Cap Growth Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The Russell Midcap® Growth Index consists of those companies included in the Russell Midcap® Index with relatively higher price-to-book ratios and higher forecasted growth values.

(2)	Since inception performance of the index is shown from October 1, 2006.

(3)	Since inception performance of the index is shown from May 1, 2005.

(4)	Since inception performance of the index is shown from September 1, 2002.

Alliance Bernstein L.P. has managed the Portfolio since March 1, 1999. Prior to this date a different firm served as portfolio manager.

ING Evergreen Health Sciences Portfolio
Portfolio Managers’ Report

Industry Allocation
as of December 31, 2008
(as a percent of net assets)
Portfolio holdings are subject to change daily.

ING Evergreen Health Sciences Fund (the “Portfolio”) seeks long-term capital growth. The Portfolio is managed by Robert Junkin, Portfolio Manager of Evergreen Investment Management Company, LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2008, the Portfolio’s Class S shares provided a total return of (28.68)% compared to the Standard & Poor’s 500® Composite Stock Price Index(1) (“S&P 500® Index”) and the Standard & Poor’s (“S&P”) 1500 Supercomposite Healthcare Sector Index(2), which returned (37.00)% and (23.76)%, respectively, for the same period.

Portfolio Specifics: Equity markets worldwide retreated significantly over the past year. Investors were responding to the deepening global credit crisis and increased evidence that economic contraction in the United States was spreading to other developed and developing markets. The U.S. economy’s ability to approach normal functionality was impaired by bleak developments in the financial markets. While no sectors posted positive returns, the healthcare sector was the second best performer in the broad market behind consumer staples. Healthcare has traditionally been seen as more defensive in nature and attracted investors in the volatile and uncertain market environment. The Portfolio underperformed the S&P 1500 Supercomposite Healthcare Sector Index over the period due to stock selection in the biotechnology and pharmaceutical industries. We continued to shift exposure within pharmaceuticals by trimming Merck & Co., Inc. and Bayer AG, while adding new positions in Pfizer, Inc. and Johnson & Johnson. We eliminated several of our foreign holdings. We increased weights in life sciences tools and services by adding Covance, Inc. and Life Technologies Corp., a combination of the merger between Invitrogen Corp. and Applied BioSystems, Inc. We initiated positions in several larger biotechnology companies including Gilead Sciences, Inc. and Genzyme Corp. based on attractive growth and valuation characteristics.

Our largest contributors to performance during the course of the year were our underweight in the providers and services area, and stock selection in the life sciences industry. We had low exposure to health maintenance organizations (“HMOs”), which proved beneficial as many of these companies saw margins contract and earnings decline. Many biotechnology companies posted strong gains due to new product momentum. Celgene Corp., Cephalon, Inc. and Genentech, Inc. all rose for the year. In specialty pharmaceuticals, genetic diagnostic test manufacturer Sequenom, Inc. posted revenue and earnings growth above market expectations. Cardiac medical device manufacturer Thoratec Corp. was another strong performer for the year. The Portfolio had one holding acquired at a premium, generic manufacturer Barr Pharmaceuticals, Inc.

Among the largest individual stock detractors were our low exposures to Johnson & Johnson, Amgen, Inc. and Gilead Sciences, Inc., all large holdings in the benchmark. Several stocks also experienced severe price declines including Theratechnologies, Inc. (“Theratechnologies”) and Inverness Medical Innovations, Inc (“Inverness Medical”). Theratechnologies’ stock price dropped after the company released disappointing results from a drug trial. Inverness Medical’s price fell as investors reacted negatively to an acquisition the company made and to the level of debt on the company’s balance sheet. We held our position in Theratechnologies, but sold the Inverness Medical.

Current Strategy and Outlook: We maintain our largest exposures in the Portfolio to pharmaceuticals and biotechnology. We added to our holdings in the life sciences and tools area due to attractive potential for growth there.

Our investment approach continues to be diversified with respect to countries and market capitalizations. Our process is research driven focusing on a bottom-up look at each company to determine its growth potential underscored by valuation support prior to its inclusion in the Portfolio. We seek opportunities across the healthcare sector to take advantage of non-mainstream investments including restructurings, asset stories, spin-offs and other special situations. Attention to risk analysis and management is important to our process.

In general, we have a positive view of the healthcare sector’s prospects. The combination of the development of new products and of rising demand from an aging population should result in strong, consistent growth. In addition, China, India and other emerging market nations are expected to increase their spending on healthcare for their huge populations.

Our current exposure is in line with previous time periods in that we have diversified across several healthcare industries.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of December 31, 2008
(as a percent of net assets)

Bayer AG	4.1%
Amgen, Inc.	2.4%
Merck & Co., Inc.	2.2%
Abbott Laboratories	2.2%
Auxilium Pharmaceuticals, Inc.	2.2%
Gilead Sciences, Inc.	2.2%
CVS Caremark Corp.	2.1%
Vertex Pharmaceuticals, Inc.	2.0%
Genentech, Inc.	2.0%
Resmed, Inc.	2.0%

*	Excludes short-term investments related to ING Institutional Prime Money Market Fund — Class I.

Portfolio holdings are subject to change daily.

ING Evergreen Health Sciences Portfolio
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2008
		Since Inception		Since Inception		Since Inception
		of Class ADV and S2		of Class I		of Class S
	1 Year	December 29, 2006		April 28, 2006		May 3, 2004

Class ADV	(29.14)%	(12.42)%		—		—
Class I	(28.49)%	—		(6.11)%		—
Class S	(28.68)%	—		—		(0.57)%
Class S2	(28.71)%	(12.05)%		—		—
S&P 500® Index(1)	(37.00)%	(18.47	)%(3)	(11.19	)%(4)	(2.36	)%(5)
S&P 1500 Supercomposite Healthcare Sector Index(2)	(23.76)%	(9.25	)%(3)	(4.12	)%(4)	(1.11	)%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Evergreen Health Sciences Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio Shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

(2)	The S&P 1500 Supercomposite Healthcare Sector Index is an unmanaged capitalization-weighted index tracking the performance of healthcare stocks reported within the S&P 500®, S&P Midcap 400® Indextm and S&P SmallCap 600® Index (which includes large, medium and small companies).

(3)	Since inception performance of the indices is shown from January 1, 2007.

(4)	Since inception performance of the indices is shown from May 1, 2006.

(5)	Since inception performance of the indices is shown from May 1, 2004.

ING FMRsm Diversified Mid Cap Portfolio
Portfolio Managers’ Report

Industry Allocation
as of December 31, 2008
(as a percent of net assets)
Portfolio holdings are subject to change daily.

ING FMRSM Diversified Mid Cap Portfolio (the “Portfolio”) seeks long-term growth of capital. The Portfolio is managed by Tom Allen, Vice President and Portfolio Manager, of Fidelity Management & Research Company — the Sub-Adviser.

Performance: For the year ended December 31, 2008, the Portfolio’s Class S shares provided a total return of (39.14)% compared to the Standard & Poor’s MidCap 400 IndexSM(1) (“S&P MidCap 400 IndexSM”), which returned (36.23)% for the same period.

Portfolio Specifics: The consumer staples sector was the largest sector level contributor to relative performance. An overweight to the sector was a significant positive contributor and stock selection within the sector also contributed to performance. Specifically, allocations to the food, beverage, and tobacco, and food & staples retailing industries were the most prevalent sources of positive market selection attribution. Stock selection within the food, beverage, and tobacco industry was a positive contributor to relative performance. Molson Coors Brewing Co. and Corn Products International, Inc. were the top contributors in this particular industry. The consumer discretionary sector was the next largest contributor to relative performance. Security selection in the sector added to relative performance. In the retailing space ABC-Mart, Inc. and Netflix, Inc. were the top contributors in this particular industry. Stock selection within the automobiles & components industry was positive with Fuel Systems Solutions, Inc. being the top contributor.

The single largest sector level detractor from performance was the financials sector with both poor stock selection and being underweight compared to the benchmark. Exposure to Janus Capital Group, Inc. and not owning insurers Philadelphia Consolidated Holding Co. and Fidelity National Financial was particularly harmful during the year. The industrials sector was the second largest detractor. This was a result primarily of poor stock selection although being underweight the sector detracted from relative performance as well. Being overweight in capital goods companies AGCO Corp. and Deere & Co. were the two largest individual detractors for the Portfolio in 2008. The next largest sector level detractor was in utilities. The Portfolio had very little exposure in the sector in 2008. This large underweight hurt relative performance during the year.

Current Strategy and Outlook: We continue to focus on companies with attractive valuations that we believe will produce solid earnings growth relative to the market against the backdrop of decelerating economic growth. We increased our overweighting in healthcare stocks, particularly equipment and service providers, given our belief that the earnings of these companies should be less sensitive to a decline in economic activity. We remained overweighted in consumer staples stocks. Their defensive nature could allow them to generate more consistent earnings growth in comparison to more cyclically-oriented companies. We increased our weighting in the consumer discretionary sector by adding to select companies that could benefit from further increases in the value consciousness of consumers. We reduced our overweighted position in technology stocks given our revised expectations for select positions, particularly in the semiconductor industry. However, we continued to find attractive valuations and compelling growth prospects among several software and services firms. Given the lack of companies with compelling valuations and growth potential, we maintained our underweighted position in utilities stocks.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of December 31, 2008
(as a percent of net assets)

Hasbro, Inc.	3.2%
NetFlix, Inc.	2.8%
Reinsurance Group of America, Inc.	2.3%
Ross Stores, Inc.	2.2%
Wal-Mart Stores, Inc.	2.1%
Verizon Communications, Inc.	2.0%
Endo Pharmaceuticals Holdings, Inc.	1.9%
Shanda Interactive Entertainment Ltd. ADR	1.8%
ABC-Mart, Inc.	1.7%
Thermo Electron Corp.	1.7%

*	Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

ING FMRsm Diversified Mid Cap Portfolio
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2008
			Since Inception		Since Inception		Since Inception		Since Inception
			of Class ADV		of Class I		of Class S		of Class S2
	1 Year	5 Year	January 17, 2006		August 15, 2005		October 2, 2000		September 9, 2002

Class ADV	(39.35)%	—	(10.05)%		—		—		—
Class I	(39.02)%	—	—		(5.22)%		—		—
Class S	(39.14)%	2.49%	—		—		1.46%		—
Class S2	(39.26)%	2.32%	—		—		—		5.86%
S&P MidCap 400 Indexsm(1)	(36.23)%	(0.08)%	(10.76	)%(2)	(6.94	)%(3)	1.20	%(4)	4.41	%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING FMRsm Diversified Mid Cap Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio manager’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The S&P MidCap 400 Indexsm is an unmanaged index that measures the performance of the mid-size company segment of the U.S. market.

(2)	Since inception performance of the index is shown from February 1, 2006.

(3)	Since inception performance of the index is shown from August 1, 2005.

(4)	Since inception performance of the index is shown from October 1, 2000.

(5)	Since inception performance of the index is shown from September 1, 2002.

ING Global Real Estate Portfolio
Portfolio Managers’ Report

Industry Allocation
as of December 31, 2008
(as a percent of net assets)
Portfolio holdings are subject to change daily.

ING Global Real Estate Portfolio (the “Portfolio”) seeks to provide investors with high total return consisting of capital appreciation and current income. The Portfolio is managed by T. Ritson Ferguson, Chief Investment Officer, CFA, Steven D. Burton, Managing Director, CFA, and Joseph P. Smith, CFA, Managing Director, Portfolio Managers of ING Clarion Real Estate Securities L.P. — the Sub-Adviser.

Performance: For the year ended December 31, 2008, the Portfolio’s Class S shares provided a total return of (41.26)% compared to the Standard & Poor’s (“S&P”) Developed Property Index(1), which returned (47.61)% for the same period.

Portfolio Specifics: Real estate stock investors endured a difficult year. Despite a sizeable rally in December, real estate stocks suffered their worst year ever as equity markets around the world plunged in 2008. Listed property stocks sold off as the credit crisis spread and the global economy slid into recession. Developed economies slowed at their greatest rate in over 25 years and it is now widely anticipated that many of the world’s largest economies will be in recession in 2009. In response to this gloomy sequence of events, investors fled all but the safest investments.

There were no safe havens in 2008. Real estate stocks declined in all regions during the year. The slide started early in the year for real estate stocks in Asia and Europe. U.S. real estate investment trusts (“REITs”) were up slightly through the first nine months of the year but fell sharply in October and November and finished only slightly better than other regions for the year.

Stock selection and asset allocation both contributed to our outperformance relative to the S&P Developed Property Index. Though it may be small comfort given the magnitude of the absolute returns, we were able to outperform the benchmark for the year through a combination of stock selection and asset allocation decisions. Approximately half of our relative outperformance during the year came from good stock selection across all regions. Each of our regional analyst teams delivered significant value, driven by their fundamental research. The balance of the outperformance came from asset allocation. A timely rotation at the start of the year to overweight the U.S., primarily with proceeds from a sell-down of holdings in Asia, helped in 2008. Also, our country selection in Europe was a strong contributor, especially our underweights of Austria, Germany, Spain and Italy and overweights of France and the Netherlands. An underweighting of Japan was the most significant drag from asset allocation as the strengthening yen helped Japanese real estate stocks outperform for the year.

Current Strategy and Outlook: 2009 will be a challenging year, and volatility may persist in the first half as investors’ expectations for real estate are very pessimistic. We expect the news flow to get worse in terms of private market real estate next year (frankly, we expected private market news flow to be worse in 2008 than it turned out to be). More headlines about declining values, redemptions in open-end real estate funds, and increasing mortgage delinquencies are a virtual certainty which will affect the mood about real estate in general. We believe these factors will put pressure on capitalization rates and may produce some more sensational headlines about real estate value declines. In our opinion, appraised values will come down, and some overleveraged owners will be forced to accept distressed pricing to achieve liquidity or accept foreclosure. Considering all these factors suggests it may be difficult for real estate stocks to mount a sustainable and meaningful rally early-on in 2009. Accordingly, we expect volatility to stay with us for the early part of the year.

In our opinion, real estate stocks incorporate a fairly pessimistic view of the economy in 2009, thereby mitigating some of the downside risk for real estate stocks in this environment. Even after taking into account what we believe to be conservative underwriting by our analytical teams, including projected 2009 earnings growth in the negative mid-single digit range and underlying real estate values which have fallen by 30% from peak levels nearly two years ago, we estimate that property companies trade at a 10% to 15% discount to inherent underlying private market value. Additionally, the average dividend yield of a global property stock strategy remains at approximately 6%, even after taking into account a fair number of dividend cuts as company management teams make an effort to preserve capital in a capital markets environment where capital remains scarce and expensive. The income via dividend yield of a global property stock strategy remains at wide spreads to the yield on government bonds and near long-term average spreads versus corporate bonds.

We continue to position the Portfolio conservatively with a focus on companies we believe have strong balance sheets (including manageable near-term debt maturities), earnings stability, and top-quality management with proven discipline and value creation abilities.

We believe we will see relative outperformance in 2009 from the North America region as well as parts of the Asia-Pacific region. In North America, we believe property companies will successfully manage through the economic downturn with total return anchored by dividend yields. In the Asia-Pacific region, we have grown more constructive or “less negative,” not only in Australia but with the larger, better-capitalized real estate companies in Japan and Hong Kong based on a combination of attractive valuations and the prospects for the Asia-Pacific region to generate higher levels of economic growth over the intermediate to longer term versus Western economies. We continue to be cautious with respect to property companies in Europe, including the U.K., which we believe are still undergoing the bottoming out process of yield outshift and downward earnings revisions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of December 31, 2008
(as a percent of net assets)

Mitsubishi Estate Co., Ltd.	5.4%
Westfield Group	4.5%
Simon Property Group, Inc.	4.1%
Unibail	3.9%
Mitsul Fudosan Co., Ltd.	3.9%
Cheung Kong Holdings Ltd.	3.7%
Sun Hung Kai Properties Ltd.	3.3%
Federal Realty Investment Trust	2.6%
Vornado Realty Trust	2.5%
Nippon Building Fund, Inc.	2.4%

Portfolio holdings are subject to change daily.

ING Global Real Estate Portfolio
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2008
		Since Inception		Since Inception		Since Inception
		of Class ADV		of Class I and S		of Class S2
	1 Year	April 28, 2006		January 3, 2006		May 3, 2006

Class ADV	(41.47)%	(13.91)%		—		—
Class I	(41.06)%	—		(8.96)%		—
Class S	(41.26)%	—		(9.20)%		—
Class S2	(41.34)%	—		—		(13.71)%
S&P Developed Property Index(1)	(47.61)%	(17.19	)%(2)	(12.00	)%(3)	(17.19	)%(2)

Based on a $10,000 initial investment the graph and table above illustrate the total return of ING Global Real Estate Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in the index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost.

Please call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The S&P Developed Property Index is an unmanaged market-weighted total return index which consists of many companies from developed markets whose floats are larger than $100 million and derive more than half of their revenue from property-related activities.

(2)	Since inception performance for the index is shown from May 1, 2006.

(3)	Since inception performance for the index is shown from January 1, 2006.

ING Global Resources Portfolio
Portfolio Managers’ Report

Industry Allocation
as of December 31, 2008
(as a percent of net assets)
Portfolio holdings are subject to change daily.

ING Global Resources Portfolio (the “Portfolio”) seeks long-term capital appreciation. The Portfolio is managed by David Powers, CFA, and James Vail, Portfolio Managers* of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended December 31, 2008, the Portfolio’s Class S shares provided a total return of (41.00)% compared to the Standard & Poor’s 500® Composite Stock Price Index(1) (“S&P 500® Index”) and the S&P North American Natural Resources Sector Index(2), which returned (37.00)% and (42.55)%, respectively, for the same period.

Portfolio Specifics: In 2008, commodities across the board experienced some of their sharpest spikes and steepest drops ever. After reaching highs in mid-July of $147, oil prices fell dramatically and are now under $50. Fears of global economic slowing, increased credit pressures and an unwinding of hedge fund positions led to price declines in all major commodities. Within materials, the gold sector held up the best, declining 10% this year, as investors sought shelter in traditional safe havens.

Aluminum and paper products were among the hardest hit industries due to significant declines in demand, especially from emerging markets. Within energy, integrated oil and gas was the best performing sub-sector this year, declining 30%, while refiners fell over 60% due to deteriorating fundamentals and depressed demand.

Outperformance relative to the S&P North American Natural Resources Sector Index was due to solid stock selection and allocation decisions throughout the year. Maintaining an overweight position in high quality integrated oil and gas companies helped relative returns. Due to their strong balance sheets, attractive dividend yields and positive free cash flow yields, these companies held up well versus their peers in the face of falling demand and commodity prices. Within this sub-sector, our investments in Royal Dutch Shell PLC, Total SA and ExxonMobil Corp. contributed the most to results.

The Portfolio also benefited from underweighting or avoiding some of the worst performing names within the natural resources space, including Teck Cominco Ltd., Alcoa, Inc. and National Oilwell Varco, Inc. Additionally, allocation in the gold sector had a positive impact on relative returns as well as our decision to underweight aluminum and paper and forest products.

The Portfolio was hurt by weak stock selection within the materials sector. In particular, positions in Consolidated Thompson Iron Mines Ltd., Frontera Copper Corp. and Boart Longyear Group declined significantly in the second half of the year. Concerns over a global economic slowdown and its impact on overall demand and infrastructure spending weighed heavily on these names.

Within the energy sector, an investment in Transocean, Inc. was hurt by falling commodity prices and its higher financial leverage compared to peers. The company was removed from the S&P 500® Index after announcing its decision to reincorporate in Switzerland, which triggered automatic selling from index and rules-based funds. We continue to like this name as, in our opinion, it has attractive valuation and stable, predictable cash flows.

Current Strategy and Outlook: We remain convinced that we are in the midst of a longer and stronger natural resource cycle, driven by industrialization and urbanization trends in emerging economies, coupled with an acceleration of infrastructure spending globally. Nevertheless, the current global financial stress will, in our opinion, cause a longer than estimated interruption in this secular theme. However, as commodity prices fall and stay at recent lows, new supply additions will be questioned.

Global mining and energy development costs have risen and although cyclical, are expected to stay elevated, thus raising the marginal price needed to justify new investment. In our opinion, when demand recovers, we would expect to see firmer prices and strong cash flows from the industry. As the timing of this is uncertain, the Portfolio remains defensively positioned.

*	Effective February 27, 2009, James Vail has been replaced by Christopher Corapi as co-portfolio manager to the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of December 31, 2008
(as a percent of net assets)

ExxonMobil Corp.	8.9%
Chevron Corp.	8.3%
ConocoPhillips	4.8%
Occidental Petroleum Corp.	4.6%
Encana Corp.	4.2%
Apache Corp.	3.9%
Schlumberger Ltd.	3.7%
Marathon Oil Corp.	3.4%
Devon Energy Corp.	3.1%
Barrick Gold Corp.	2.7%

*	Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

ING Global Resources Portfolio
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2008
				Since Inception		Since Inception		Since Inception
				of Class ADV		of Class I		of Class S2
	1 Year	5 Year	10 Year	December 18, 2006		July 2, 2003		September 9, 2002

Class ADV	(41.22)%	—	—	(11.66)%		—		—
Class I	(40.86)%	7.20%	—	—		12.83%		—
Class S	(41.00)%	6.94%	8.28%	—		—		—
Class S2	(41.09)%	6.77%	—	—		—		12.41%
S&P 500® Index(1)	(37.00)%	(2.19)%	(1.38)%	(18.47	)%(3)	0.55	%(4)	1.71	%(5)
S&P North American Natural Resources Sector Index(2)	(42.55)%	8.96%	8.37%	(12.12	)%(3)	12.02	%(4)	11.59	%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the Global Resources Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

(2)	The S&P North American Natural Resources Sector Index, is an unmanaged index and a market-capitalization-weighted index of 112 stocks designed to measure the performance of companies in the natural resources sector, which includes energy, precious metals, timber and other sub-sectors.

(3)	Since inception performance of the indices is shown from January 1, 2007.

(4)	Since inception performance of the indices is shown from July 1, 2003.

(5)	Since inception performance of the indices is shown from September 1, 2002.

On April 30, 2007, the Portfolio changed its principal investment strategies. ING Investment Management Co. has managed the Portfolio since January 3, 2006. Prior to this date, a different firm served as portfolio manager.

ING Janus Contrarian Portfolio
Portfolio Managers’ Report

Industry Allocation
as of December 31, 2008
(as a percent of net assets)
Portfolio holdings are subject to change daily.

ING Janus Contrarian Portfolio (the “Portfolio”) seeks capital appreciation. The Portfolio is managed by David C. Decker, CFA, Portfolio Manager of Janus Capital Management LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2008, the Portfolio’s Class S shares provided a total return of (48.98)% compared to the Standard & Poor’s 500® Composite Stock Price Index(1) (“S&P 500® Index”) and the MSCI All Country World Indexsm(2) (“MSCI ACWIsm”), which returned (37.00)% and (42.19)% for the same period.

Portfolio Specifics: As we consider this past year, the market downturn that had taken place before September 2008 had been for the most part rational and orderly, and was properly reflective of a serious unwind of the significant housing bubble built over the previous decade. A severe slowing in the U.S. economy was obviously occurring, and we believed the market was beginning to come to grips with its magnitude and duration. However, on September 15, 2008, Lehman Brothers declared bankruptcy, the credit markets froze and global debt and equity markets began a sickening collapse that we believe has resulted in the prospect for a substantially worse economic recession than likely would have occurred otherwise.

The Portfolio’s underperformance during the 12 month period was driven by our holdings in consumer discretionary, energy and utilities. An overweight position in financials and an underweight to consumer staples also weighed on relative results. In terms of contributors, a zero weighting to information technology aided comparable returns during the period, while select biotechnology names performed relatively well.

Coventry Health Care, Inc. declined during the period after posting a string of weaker-than-expected quarterly results. We exited the position following a third earnings miss that led us belatedly to conclude that the company did not have the control of its cost structure that we had previously believed. Media company Liberty Global, Inc. (“Liberty”) was also a notable detractor as the market has not been kind to companies exposed to easy thematic views, such as consumer discretionary spending. We believe that Liberty represents an undervalued growth opportunity with the potential to generate strong free cash flow and high returns on capital. Exposure to Asian markets, including India, proved unprofitable during this year. We did reduce the Indian exposure in the Portfolio earlier this year, but unfortunately not enough. Looking ahead, while India has suffered from the weakening economy, we are actually of the view that India will emerge well in the coming years because the destabilizing impact of inflation has been greatly reduced.

Lastly, several real estate holdings performed very poorly during the year. In particular, Prologis, which is exposed to global development and global trade, suffered severely. While real estate in general has been substantially out of favor over the past year, the current dividend yields and low valuations relative to conservative estimates of net asset value (“NAV”) have led us to conclude that while value may not express itself in the near-term, selling now would not be in the best interest of our shareholders. Healthcare holding Amgen, Inc. was modestly higher during the period adding to relative returns. The biotechnology leader reported better-than-expected earnings and revenues in its most recent quarter and raised its guidance for the year. We were originally attracted to the company’s potential given our differentiated view of how the business would be managed. Our thesis held that the company would be able to create value by right sizing the business for its slower growth trajectory, potentially generating cash flow as expenses were reduced. As this thesis has played out, benefiting the equity shares’ performance, we have trimmed the position to accurately reflect our view of its less asymmetrically skewed risk/reward profile.

Though the stock faced headwinds for much of the period, exposure to Anheuser-Busch InBev NV proved to be beneficial late in the year. Belgian brewer InBev completed its merger with Anheuser-Busch in November, creating the largest global brewer. We are confident that Anheuser-Busch InBev can create excellent value through the integration of Anheuser-Busch, as InBev has with other value-creating acquisitions made throughout its history.

Current Strategy and Outlook: It is hard to say with conviction when the down cycle will end. That said, we believe that it will end, and when it does, we think it is vital to be fully invested. Because markets are driven by human behavior, they tend to overreact both positively and negatively. Historically, when the extremes have been reached, the pendulum has swung the other way, and generally has done so before it was obvious as to why. It is for this reason, despite little optimism about the near-term direction of the market, we remain a buyer rather than a seller. When fear becomes pervasive, valuations have historically become compelling, and we think valuations are becoming compelling in many situations.

Contrarian investing by definition involves buying when the easy decision is to sell. While we cannot forecast the bottom of the markets, we think the market is near a point where the risk/reward is as compelling as it has been in many, many years. We will endeavor to be positioned to capitalize on that opportunity.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of December 31, 2008
(as a percent of net assets)

Owens-Illinois, Inc.	6.0%
Liberty Media Corp. – Entertainment	5.7%
DIRECTV Group, Inc.	5.6%
Plum Creek Timber Co., Inc.	5.2%
Anheuser-Busch InBev NV	5.0%
NRG Energy, Inc.	4.5%
St. Joe Co.	4.4%
Kinder Morgan Management, LLC	4.3%
Amgen, Inc.	4.0%
SLM Corp.	3.6%

*	Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

ING Janus Contrarian Portfolio
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2008
			Since Inception		Since Inception		Since Inception		Since Inception
			of Class ADV		of Class I		of Class S		of Class S2
	1 Year	5 Year	December 29, 2006		April 28, 2006		October 2, 2000		September 9, 2002

Class ADV	(49.18)%	—	(21.57)%		—		—		—
Class I	(48.85)%	—	—		(12.45)%		—		—
Class S	(48.98)%	0.55%	—		—		(0.37)%		—
Class S2	(49.07)%	0.39%	—		—		—		6.53%
S&P 500® Index(1)	(37.00)%	(2.19)%	(18.47	)%(3)	(11.19	)%(4)	(3.76	)%(5)	1.71	%(6)
MSCI ACWISM(2)*	(42.19)%	(0.06)%	(19.66	)%(3)	(12.22	)%(4)	(1.58	)%(5)	3.99	%(6)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Janus Contrarian Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

*	Prior to December 31, 2001, the MSCI ACWIsm did not include the deduction of withholding taxes.

(1)	The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

(2)	The MSCI ACWIsm is a free float adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets.

(3)	Since inception performance of the index is shown from January 1, 2007.

(4)	Since inception performance of the index is shown from May 1, 2006.

(5)	Since inception performance of the index is shown from October 1, 2000.

(6)	Since inception performance of the index is shown from September 1, 2002.

ING JPMorgan Emerging Markets Equity Portfolio
Portfolio Managers’ Report

Country Allocation
as of December 31, 2008
(as a percent of net assets)
Portfolio holdings are subject to change daily.

ING JPMorgan Emerging Markets Equity Portfolio (the “Portfolio”) seeks capital appreciation. The Portfolio is managed by Austin Forey, Managing Director, Ashraf el Ansary and Greg Mattiko, CFA, Portfolio Managers, of J.P. Morgan Investment Management Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2008, the Portfolio’s Class S shares provided a total return of (51.32)% compared to the MSCI Emerging Markets IndexSM(1) (“MSCI EM IndexSM”), which returned (53.33)% for the same period.

Portfolio Specifics: From a geographic perspective, strong stock selection in Korea and Indonesia relative to the MSCI EM IndexSM, as well as an underweight in Russia relative to the MSCI EM IndexSM, contributed to Portfolio returns for the year ended December 31, 2008. This was partially offset by the underperformance of investments in China, Egypt and Argentina during the year.

During 2008, particularly in the fourth quarter, the Portfolio was buoyed by positions in less cyclical companies, specifically those in the consumer staples and information technology sectors. China Mobile, a Chinese telecommunications company, was the top contributor to relative performance due to stock selection versus the benchmark for the year due to solid positioning within the Chinese telecommunications market and a business model with steady cash flow generation. Exposure to KT&G Corp., a Korean consumer staples company, also helped to boost returns versus the benchmark. The defensive nature of the company’s businesses, particularly tobacco manufacturing, proved resilient despite the fourth-quarter downturn.

Exposure to the financial service and consumer discretionary sector detracted from performance in 2008. In particular, exposure to Reliance Capital Ltd., an Indian financial services company, and Sberbank RF, a Russian bank, held back returns. Contracting credit and the need to deleverage later in the year put significant downward pressure on these holdings, despite strong positioning within each of their respective markets.

During the year, we increased the Portfolio’s exposure to the consumer staples and information technology sectors, and reduced exposure to the financial service and materials sectors. From a geographic perspective, we increased exposure to China, India and Korea, while reducing Portfolio positions in Russia and eliminating positions in Austria and the United Arab Emirates.

Current Strategy and Outlook: In our opinion, expectations continue that emerging markets should provide some 60% of global gross domestic product growth in 2009. Given the significant equity market downturn in 2008, many of the metrics that investors look at when evaluating emerging markets have fallen back into interesting, if not yet compelling, territory. We expect that Portfolio investments will continue to focus on the region of Asia, which was the case for much of 2008. These investments will be funded with the proceeds from the sale of Brazilian equities, which have performed strongly in the Portfolio over the past two years. We will maintain our focus on stock-specific ideas and favor companies linked to domestic demand themes offering growth opportunities at fair valuations.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of December 31, 2008
(as a percent of net assets)

China Mobile Ltd.	7.0%
Petroleo Brasileiro SA ADR	6.4%
Cia Vale do Rio Doce ADR	4.5%
America Movil SA de CV – Series L ADR	3.8%
HDFC Bank Ltd. ADR	3.7%
Reliance Industries – Spons GDR	3.3%
Samsung Electronics Co., Ltd.	3.2%
MTN Group Ltd.	3.1%
Sasol Ltd.	3.1%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	2.8%

*	Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

ING JPMorgan Emerging Markets Equity Portfolio
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2008
				Since Inception		Since Inception		Since Inception
				of Class ADV		of Class I		of Class S2
	1 Year	5 Year	10 Year	March 23, 2006		December 2, 2005		September 9, 2002

Class ADV	(51.46)%	—	—	(6.53)%		—		—
Class I	(51.21)%	—	—	—		(1.72)%		—
Class S	(51.32)%	7.76%	6.79%	—		—		—
Class S2	(51.37)%	7.62%	—	—		—		12.18%
MSCI EM IndexSM(1)*	(53.33)%	7.66%	9.31%	(9.17	)%(2)	(2.99	)%(3)	13.36	%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the ING JPMorgan Emerging Markets Equity Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

*	Prior to December 31, 2001, the MSCI EM IndexSM did not include the deduction of withholding taxes.

(1)	The MSCI EM IndexSM is an unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

(2)	Since inception performance for the index is shown from April 1, 2006.

(3)	Since inception performance for the index is shown from December 1, 2005.

(4)	Since inception performance for the index is shown from September 1, 2002.

Since April 29, 2005, J.P. Morgan Investment Management Inc. has served as a portfolio manager for the ING JPMorgan Emerging Markets Equity Portfolio. Prior to this date, a different firm served as portfolio manager.

ING Julius Baer Foreign Portfolio
Portfolio Managers’ Report

Country Allocation
as of December 31, 2008
(as a percent of net assets)
Portfolio holdings are subject to change daily.

ING Julius Baer Foreign Portfolio (the “Portfolio”) seeks long-term growth of capital. The Portfolio is managed by Rudolph-Riad Younes, CFA, Managing Director and Head of International Equities and Richard C. Pell, Chief Investment Officer and Chief Executive Officer, of Artio Global Management LLC* — the Sub-Adviser.

Performance: For the year ended December 31, 2008, the Portfolio’s Class S shares provided a total return of (43.69)% compared to the MSCI All Country World ex-US Index(1) (“MSCI ACWI ex-US”), which returned (45.53)%, for the same period.

Portfolio Specifics: The year ending December 31, 2008 was one of the most difficult investment environments in equity market history. Investors in equities discovered there was no place to hide as all of the world’s major stock exchanges endured sustained declines. The correction in the equity markets has been global, indiscriminate and spontaneous. No region, sector, or style was spared this wrath. Amid this turmoil, we have tried our best to steer our holdings from areas we foresaw as the most prone to danger and continually sought refuge in regions, sectors, and companies that we believed would be least affected.

The Portfolio outperformed its benchmark, although absolute returns for both the Portfolio and markets were heavily impacted by one of the worst financial crises on record. Our decision to hold cash was rewarded amid what seemed to be free-falling equity markets. From a sector perspective, materials had the largest positive contribution to relative returns. Early in the period, Potash Corp. of Saskatchewan (Canada) and Yara International ASA (Norway) experienced a rapid rise in their share prices as the demand for crop nutrients rose. During the year, we began to reduce our exposure to these companies which proved beneficial. We also reduced exposure to metals and mining companies, including positions in Russia prior to the Russian/Georgian conflict. The Japanese market suffered declines less than that of other developed markets and our decision to underweight equities there had a negative impact on results. However, our decision to maintain additional exposure to the Japanese yen helped to minimize this effect as the yen rallied.

Emerging market exposure hurt, particularly financials. OTP Bank Nyrt (Hungary), Bank Polska Kasa Opieki and Powszechna Kasa Oszczednosci Bank Polski SA (Poland) detracted. Holdings in State Bank of India Ltd. and Suzlon Energy Ltd. (India) underperformed. Within developed markets, Raiffeisen International Bank Holding AG (Austria) and DJ Stoxx 600 Banks ETF also detracted from returns.

Other significant detractors included our exposure to utilities and industrials. The underweight to both sectors within Japan had a negative impact on the Portfolio. Within industrials, the position held in Beijing Capital International Airport Co., Ltd. also detracted. On a positive note, the Portfolio was supported by positions held in Switzerland and France, including more defensive companies such as Nestle SA, Roche Holding AG and Sanofi-Aventis. Finally, our decision to hedge a portion of our European holdings back to the US dollar helped as the euro declined over the period.

Current Strategy and Outlook: Currently, we are overweight the eurozone which we believe has one of the cheapest valuations in the world. We continue to underweight UK domestic sectors. We expect to see the collapse of the nation’s housing bubble, the decline of its overvalued currency, and the structural decline of the financial industry to have a lasting effect on the UK economy.

We believe Japan is not a cheap place to invest and the economy has been highly infected by the global crisis due to its export dependence to places such as the US and China. We feel the strong yen will likely be a drag on growth and profits.

Eastern Europe’s performance in this crisis was very disappointing. European Union membership and euro adoption prospects should have acted as an anchor from this backdrop. While it could have been the moment for this region to shine, governments managed to squander this opportunity. Despite their severity, the recent events and the economic difficulties and missteps appear manageable. The current environment may force many Eastern European governments to refocus on the importance, the necessity and the urgency of qualifying as fast as possible for the eurozone. This environment may present compelling opportunities for long-term investors.

*	Effective June 15, 2008 Julius Baer Investment Management LLC changed its name to Artio Global Management LLC.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of December 31, 2008
(as a percent of net assets)

Total SA	4.5%
iShares DJ Euro STOXX 50	3.8%
Sanofi-Aventis	3.0%
Nestle SA	2.7%
Telefonica SA	2.7%
E.ON AG	2.6%
Komercni Banka A/S	2.6%
France Telecom SA	2.6%
ENI S.p.A.	2.5%
Deutsche Telekom AG	2.2%

*	Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

ING Julius Baer Foreign Portfolio
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2008
			Since Inception		Since Inception		Since Inception	Since Inception
			of Class ADV		of Class I		of Class S	of Class S2
	1 Year	5 Year	April 28, 2006		December 3, 2004		May 1, 2002	September 9, 2002

Class ADV	(43.95)%	—	(11.98)%		—		—	—
Class I	(43.53)%	—	—		0.54%		—	—
Class S	(43.69)%	2.89%	—		—		3.46%	—
Class S2	(43.76)%	2.74%	—		—		—	6.10%
MSCI ACWI ex-U.S. Index(1)	(45.53)%	24.02%	(12.60	)%(2)	(0.52	)%(3)	4.37%	6.90	%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Julius Baer Foreign Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The MSCI ACWI ex-U.S. Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets.

(2)	Since inception performance for the indices is shown from May 1, 2006.

(3)	Since inception performance for the indices is shown from December 1, 2004.

(4)	Since inception performance for the indices is shown from September 1, 2002.

Antio Global Management LLC has managed the Portfolio since September 2, 2003. Prior to this date, a different firm served as portfolio manager.

ING Liquid Assets Portfolio
Portfolio Managers’ Report

Investment Type Allocation
as of December 31, 2008
(as a percent of net assets)
Portfolio holdings are subject to change daily.

ING Liquid Assets Portfolio (the “Portfolio”) seeks a high level of current income consistent with the preservation of capital and liquidity. The Portfolio is managed by David S. Yealy, Portfolio Manager of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended December 31, 2008, the Portfolio’s Class S shares provided a total return of 2.44% compared to the iMoneyNet First Tier Retail Index(1), which returned 2.13% for the same period.

Portfolio Specifics: Calendar-year 2008 was one of the most difficult and challenging periods in history for money market funds. The first quarter was highlighted by the near collapse of Bear Stearns and the subsequent buyout by JPMorgan. The Federal Reserve Board (the “Fed”) aggressively cut interest rates a combined 2% during the quarter. This was one of many steps taken by the U.S. central bank along with the other central banks globally to address the illiquidity and credit stress in the market.

The second quarter was one of transition, from concern over lower economic growth leading to lower short-term rates to concern over inflation and the possibility of significant interest rate increases. The Fed lowered the federal funds rate in April 2008. Liquidity remained an issue but central bank actions prevented further market deterioration, and we saw modest improvement in conditions.

The third quarter was marked by the seizing up of the credit markets and loss of confidence as the government took over Fannie Mae and Freddie Mac, Lehman Brothers went bankrupt and market bellwethers such as General Electric, AIG and Wachovia faltered. The systemic risk and capital market panic that ensued resulted in a worldwide multi-sector collapse of virtually all risk-based asset prices.

The markets for short-term funding, such as money market funds, threatened to stop functioning. The Fed made an emergency inter-meeting cut of the federal funds rate from 2.00% to 1.50% on October 8, 2008. This was followed by another 0.50% cut at the October 29, 2008 meeting and an unprecedented step at the December 15-16, 2008 meeting where the Fed set a federal funds target rate range of 0% to 0.25%. The Fed initiated a variety of innovative confidence building tactics, such as providing relief for the commercial paper markets and money market funds. Our focus during the period was not on maximizing yield and return but on preservation of capital, reducing risk and increasing liquidity due to extreme risks in the market. The Portfolio was able to outperform its benchmark despite our risk reduction strategy.

The Portfolio did take on interest rate risk, primarily during the second half of the year, extending its weighted average maturity (“WAM”) by buying longer term Treasury and agency securities. The Portfolio finished the year with a 77-day WAM, which is at the long end of its range. We avoided additional credit risk but gave up some incremental yield by not buying higher yielding debt of more marginal issues and structured securities not covered by the government programs. This strategy cushioned the impact of the rate cuts and declining yields and should continue to do so in the low rate environment going forward.

Current Strategy and Outlook: Going into the New Year, we continue to emphasize reducing credit risk and maintaining excess liquidity. The Portfolio is targeting three times the normal 7% position in repurchase agreements. The Portfolio is targeting additional liquid positions that mature in fewer than seven days, as well as 35-45% exposure in asset backed commercial paper (“ABCP”), which is eligible to be sold to the Fed at amortized cost under one of its liquidity support programs. We have been extending ABCP maturities into March and April 2009, seeking to lock in the higher yields offered there relative to maturities in January 2009.

The Portfolio continues to reduce exposure to issuers that have not received direct central bank support or guarantees or are not covered by one of the various Fed/U.S. Department of the Treasury programs. Without these supports, such securities carry more risk and could be illiquid if we had to sell them prior to maturity. We continue to reduce the Portfolio’s floating rate exposure through maturities and secondarily via outright sales, as this sector is expected to underperform in a low interest rate environment.

Portfolio Risk Factors: Please see the “Notes to Financial Statements” section for information regarding the Portfolio’s participation in the U.S. Treasury Department’s Temporary Guarantee Program for money market funds and the Capital Support Agreement that the Portfolio has entered into.

(1)	The iMoneyNet First Tier Retail Index is an unmanaged index that includes the most broadly based money market funds. This index is intended to be the comparative index for the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of December 31, 2008
(as a percent of net assets)

Federal Home Loan Bank, 0.700%, due 12/14/09	4.9%
Fannie Mae, 0.620%, due 12/01/09	3.2%
Variable Funding Capital, 1.000%, due 01/21/09	2.9%
Federal Home Loan Mortgage Corporation, 2.260%, due 04/17/09	2.4%
Yorktown Capital, LLC, 0.500%, due 04/06/09	2.1%
Crown Point Capital Co., 2.440%, due 04/17/09	2.1%
Tulip Funding Corp., 1.650%, due 02/05/09	1.9%
Federal Home Loan Bank, 1.160%, due 12/07/09	1.8%
Cafco, LLC, 4.100%, due 01/23/09	1.8%
Edison Asset Securities, LLC, 0.400%, due 04/23/09	1.8%

*	Excludes short-term investments related to repurchase agreements.

Portfolio holdings are subject to change daily.

ING Marsico Growth Portfolio
Portfolio Managers’ Report

Industry Allocation
as of December 31, 2008
(as a percent of net assets)
Portfolio holdings are subject to change daily.

ING Marsico Growth Portfolio (the ”Portfolio”) seeks capital appreciation. The Portfolio is managed by Thomas F. Marsico, Chief Investment Officer of Marsico Capital Management, LLC (”Marsico”) — the Sub-Adviser.

Performance: For the year ended December 31, 2008, the Portfolio’s Class S shares provided a total return of (40.31)% compared to the Standard & Poor’s 500® Composite Stock Price Index(1) (”S&P 500® Index”), which returned (37.00)% for the period.

Portfolio Specifics: Several factors emerged as primary positive contributors to the Portfolio’s performance results in the period. The largest positive factor was maintaining an average exposure of 12.8% in cash and cash equivalents in the period, a posture that preserved a certain degree of capital in a declining market environment. The Portfolio’s holdings in the financials sector had a positive impact. The financials sector was the weakest area of investment for the benchmark index in the period and, collectively, the Portfolio’s holdings in the sector significantly outperformed those of the benchmark index, thereby benefiting performance results. In the consumer discretionary sector, positions in McDonald’s Corp. and Amazon.com, Inc. helped returns, as did the Portfolio’s overweighted posture in the relatively strong-performing sector. Positions in the materials sector also substantially outperformed those of the benchmark index. Other strong individual performers included Genentech, Inc., Gilead Sciences, Inc., Wal-Mart Stores, Inc., and ABB Ltd. ADR.

Other factors had a negative impact on performance results. Stock selection in the energy sector, such as Transocean, Ltd., Schlumberger Ltd., and Petroleo Brasileiro S.A. ADR hurt returns. Maintaining an underweighted posture in the relatively strong-performing consumer staples sector incurred an opportunity cost on results as did certain holdings in the sector, such as Heineken N.V. ADR and CVS Caremark Corp. Similarly, an underweighted posture in another area of strength for the benchmark index, healthcare, detracted from returns. Positions in Unitedhealth Group, Inc. and Merck & Co., Inc. detracted from performance. Stock selection, such as America Movil S.A. de C.V. and China Mobile Ltd. ADR, and an underweighted posture in one of the strongest-performing sectors, telecommunication services, hindered returns. Other weak individual performers included Apple, Inc., Goldman Sachs Group Inc., Las Vegas Sands Corp., and Bank of America Corp.

Current Strategy and Outlook: The Portfolio’s sector allocations as of December 31, 2008, emphasized consumer discretionary, financials, industrials, and information technology companies. The latter which includes positions in credit card processors Visa Inc. and MasterCard Inc. As the stock market seeks to recover from unprecedented challenges in 2008, the Portfolio is positioned to benefit from companies that we believe are well-managed, well-capitalized, and may emerge as market share-gainers as a result of the turmoil. Although we expect global economic prospects to remain subdued in the early part of 2009, there are reasons for cautious optimism for investors in the stock market. The extraordinary economic and market events of 2008 are being met with equally unprecedented monetary and fiscal policy responses. While many of these efforts have not been fully implemented and/or work with a lagged effect, we believe they ultimately will help credit markets and capital creation normalize, restore confidence and trust in the financial system, and help stabilize housing markets. With low “headline” inflation and low interest rates as a backdrop, we find the current valuation of “growth” stocks to be compelling. The combination of lower interest rates and attractive valuations of “growth” equities, coupled with reduced investor risk aversion, may, over time, provide a favorable environment for faster growing, unique companies that we seek to hold in the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of December 31, 2008
(as a percent of net assets)

McDonald’s Corp.	8.3%
Wells Fargo & Co.	4.7%
Genentech, Inc.	4.4%
Monsanto Co.	4.0%
Union Pacific Corp.	3.9%
Lockheed Martin Corp.	3.7%
Yum! Brands, Inc.	3.5%
Visa, Inc.	3.3%
US Bancorp.	3.0%
CVS Caremark Corp.	3.0%

*	Excludes short-term investments related to ING Institutional Prime Money Market Fund — Class I.

Portfolio holdings are subject to change daily.

ING Marsico Growth Portfolio
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2008
				Since Inception	Since Inception	Since Inception
				of Class ADV	of Class I	of Class S2
	1 Year	5 Year	10 Year	August 1, 2003	May 1, 2003	September 9, 2002

Class ADV	(40.52)%	(2.94)%	—	(2.75)%	—	—
Class I	(40.16)%	(2.36)%	—	—	1.94%	—
Class S	(40.31)%	(2.61)%	(2.28)%	—	—	—
Class S2	(40.42)%	(2.76)%	—	—	—	2.11%
S&P 500® Index(1)	(37.00)%	(2.19)%	(1.38)%	0.24%	1.68%	1.71	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Marsico Growth Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract and/or a variable universal life policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. For variable annuity contracts, please call (800) 992-0180 to get performance through the most recent month end. For variable universal life policies, please log on to www.ing.com/us to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

(2)	Since inception performance of the index is shown from September 1, 2002.

Since December 13, 2002, Marsico Capital Management, LLC has served as Portfolio Manager for the Portfolio. Prior to this date, a different firm served as portfolio manager.

ING Marsico International Opportunities Portfolio
Portfolio Managers’ Report

Country Allocation
as of December 31, 2008
(as a percent of net assets)
Portfolio holdings are subject to change daily.

ING Marsico International Opportunities Portfolio (the “Portfolio”) seeks long-term growth of capital. The Portfolio is managed by James G. Gendelman, Portfolio Manager, of Marsico Capital Management, LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2008, the Portfolio’s Class I shares provided a total return of (49.34)% compared to the Morgan Stanley Capital International Europe, Australasia and Far East® Index(1) (“MSCI EAFE® Index”), which returned (43.38)% for the period.

Portfolio Specifics: The primary positive factors in the Portfolio’s performance results in the period included maintaining 8.4% of net assets in cash and cash equivalents, a posture that preserved a certain degree of capital in a declining market environment. A select holding, Industrial & Commercial Bank of China Ltd., and an underweighted posture in the weak-performing banking industry group benefited the Portfolio. Fluctuations in world currencies throughout the period had a positive impact on performance results, as did an overweighted posture in the strongest-performing industry group for the benchmark index, pharmaceuticals, biotechnology & life sciences. Other strong performers on an individual stock level included Vodafone Group PLC, Samsung Electronics Co., Ltd., Roche Holding AG, and BMW AG.

Several factors had a material, negative impact on performance results. Stock selection in the industrials sector hurt returns, including Vestas Wind Systems A/S, Gamesa Corp. Tecnologica S.A., ABB Ltd., and Alstom. Utilities investments, including Veolia Environnement and Electricite de France, detracted from returns, as did holdings in the energy sector, including Petroleo Brasileiro S.A. ADR, Compagnie Generale de Geophysique (“CGG”) Veritas, and BG Group PLC. Maintaining an overweighted posture in the weakest industry group of the benchmark index, diversified financials, had a negative effect on performance. Other individual detractors in the period included Credit Suisse Group, AXA Financial, Inc., Las Vegas Sands Corp., BNP Paribas, and Deutsche Bank AG.

Current Strategy and Outlook: The Portfolio’s sector allocations as of December 31, 2008, emphasized financials, healthcare, industrials, information technology, and consumer staples companies. Throughout the reporting period, the Portfolio’s country weightings emphasized Switzerland, France, the United Kingdom, and Japan, although exposure to the United Kingdom and Japan represented a significantly underweighted posture relative to the benchmark index. International equities, similar to their US counterparts, faced significant challenges in 2008 and those challenges, we believe, will continue into 2009. Like the US, many governments have implemented or announced massive policy responses to the global economic slowdown, including interest rate cuts, bank rescues, explicit backing of certain types of debt, and fiscal stimulus programs. The success of these policies, normalization of credit markets, stabilization of housing, and reduced investor risk aversion will be essential “ingredients” for a sustainable stock market recovery. In our opinion, other important factors that will impact the capital markets include China’s economic growth trajectory, commodity prices (particularly their impact on developing economies), and geopolitical developments — the latter reemerged as an issue late in 2008. Although we expect global economic prospects to remain subdued in the early part of 2009, there are reasons for cautious optimism for investors in the stock market. With low “headline” inflation and low interest rates as a backdrop, we find the current valuation of “growth” stocks to be compelling. The combination of lower interest rates and attractive valuations of “growth” equities, coupled with reduced investor risk aversion, may, over time, provide a favorable environment for faster growing, unique companies that we seek to hold in the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of December 31, 2008
(as a percent of net assets)

Vestas Wind Systems A/S	4.2%
Nintendo Co., Ltd.	3.8%
Teva Pharmaceutical Industries Ltd. ADR	3.6%
Lonza Group AG	3.3%
Credit Suisse Group	3.3%
CSL Ltd.	3.1%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	3.1%
Tesco PLC	3.0%
Rogers Communications, Inc. – Class B (Canadian Denominated Security)	3.0%
Nestle SA	2.8%

*	Excludes short-term investments related to ING Institutional Prime Money Market Fund — Class I.

Portfolio holdings are subject to change daily.

ING Marsico International Opportunities Portfolio
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2008
		Since Inception		Since Inception		Since Inception		Since Inception
		of Class ADV		of Class I		of Class S		of Class S2
	1 Year	January 20, 2006		April 29, 2005		May 2, 2005		December 29, 2006

Class ADV	(49.65)%	(10.38)%		—		—		—
Class I	(49.34)%	—		(1.23)%		—		—
Class S	(49.51)%	—		—		(1.49)%		—
Class S2	(49.66)%	—		—		—		(22.16)%
MSCI EAFE® Index(1)	(43.38)%	(9.42	)%(2)	(2.07	)%(3)	(2.07	)%(3)	(20.66	)%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Marsico International Opportunities Portfolio against the index indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The MSCI EAFE® Index is an unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

(2)	Since inception performance of the index is shown from February 1, 2006.

(3)	Since inception performance of the index is shown from May 1, 2005.

(4)	Since inception performance of the index is shown from January 1, 2007.

ING MFS Total Return Portfolio
Portfolio Managers’ Report

Investment Type Allocation
as of December 31, 2008
(as a percent of net assets)
Portfolio holdings are subject to change daily.

ING MFS Total Return Portfolio (the “Portfolio”) seeks above-average income (compared to a portfolio entirely invested in equity securities) consistent with the prudent employment of capital. A secondary objective is the reasonable opportunity for growth of capital and income. The Portfolio is managed by Brooks Taylor, Senior Vice President, Steven R. Gorham, Senior Vice President, Michael W. Roberge, Senior Vice President, William P. Douglas, Vice President, Richard O. Hawkins, CFA, Senior Vice President, Nevin P. Chitkara, Vice President, and Joshua P. Marston*, Portfolio Managers, of Massachusetts Financial Services Company — the Sub-Adviser.

Performance: For the year ended December 31, 2008, the Portfolio’s Class S shares provided a total return of (22.35)% compared to the Standard & Poor’s 500® Composite Stock Price Index(1) (“S&P 500® Index”), the Barclays Capital U.S. Aggregate Bond Index(2), and the Composite Index(3) (60% S&P 500® Index/40% Barclays Capital U.S. Aggregate Bond Index), which returned (37.00)%, 5.24% and (22.06)%, respectively, for the same period.

Portfolio Specifics: The U.S. economy and financial markets experienced significant deterioration and extraordinary volatility over the reporting period. U.S. economic growth slowed significantly, despite the short-term bounce from the second quarter fiscal stimulus. Strong domestic headwinds included accelerated deterioration in the housing market, anemic corporate investment, a markedly weaker job market, and a much tighter credit environment. During the second half of the period, a seemingly continuous series of tumultuous financial events hammered markets, including: the distressed sale of failing Bear Stearns to JPMorgan, the conservatorship of Government-Sponsored Enterprises (“GSEs”) Fannie Mae and Freddie Mac, the bankruptcy of investment bank Lehman Brothers, the Federal Reserve Bank’s complex intervention with respect to insurance company American International Group (“AIG”), the nationalization of several large European banks, the failure of Washington Mutual, and the distressed sale of Wachovia. As a result of this barrage of turbulent news, global equity markets fell significantly lower and credit markets witnessed the worst dislocation since the beginning of the credit crisis.

While reasonably resilient during the first half of the period, the global economy and financial system increasingly experienced considerable negative spillovers from the U.S. slowdown. Not only did Europe and Japan show obvious signs of economic softening, the more powerful engine of global growth — emerging markets — also began to display weakening dynamics.

During the reporting period, the U.S. Federal Reserve Board cut interest rates aggressively and introduced a multitude of new lending facilities to alleviate ever-tightening credit markets, while the U.S. federal government moved quickly to design and implement a meaningful fiscal stimulus package. Although several other global central banks also cut rates, the dilemma of rising energy and food prices heightened concerns among central bankers that inflationary expectations might become unhinged despite weaker growth. Only late in the reporting period did slowing global growth result in a precipitous decline in commodity prices, which began to ease inflation and inflationary expectations. As inflationary concerns diminished in the face of global deleveraging, and equity and credit markets deteriorated more sharply, a coordinated rate cut marked the beginning of much more aggressive easing by the major global central banks.

Within the equity portion of the Portfolio, a combination of an underweighted position and stock selection in the healthcare sector hurt relative performance. Underweighting pharmaceutical company Pfizer, Inc. held back relative returns as the company’s stock outperformed the S&P 500® Index.

Stock selection in the leisure sector also had a negative impact on relative results. Holdings of cruise line operator Royal Caribbean Cruises Ltd., and positioning in hotel operator Wyndham Worldwide Corp., dampened relative returns. Not owning fast-food company McDonald’s Corp. also hurt as the company’s stock significantly outperformed the S&P 500® Index.

Stocks in other sectors that were among the top detractors included insurance company Genworth Financial, Inc. and electronics services provider Flextronics International Ltd. (Singapore). Positioning in financial services company Wells Fargo & Co. and our ownership of Bear Stearns, which was eventually acquired by JPMorgan Chase, had a negative impact. The portfolio’s underweighted position in Wal-Mart Stores, Inc. and avoidance of alcoholic beverage company Anheuser-Busch InBev NV, both of which considerably outperformed the S&P 500® Index, further weakened relative returns.

During the reporting period, currency exposure in the equity portion of the portfolio was a detractor from relative performance. All of our investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for our portfolios to have different currency exposure than the S&P 500® Index.

Within the fixed-income portion of the Portfolio, our exposure to bonds in the financial sector and to commercial mortgage-backed securities (“CMBS”) held relative performance as these securities suffered from the turmoil in the subprime market. The portfolio’s yield curve positioning was a negative factor. Holdings of “BBB” rated securities also detracted as credit spreads widened over the reporting period.

Within the equity portion of the portfolio, a combination of an underweighted position and stock selection in the technology sector was the primary contributor to performance relative to the S&P 500® Index. Not owning computer and electronics maker Apple, Inc. boosted relative results as the company underperformed the S&P 500® Index.

Stock selection in the industrial goods and services sector also bolstered relative returns. Underweighting poor-performing industrial conglomerates General Electric Co. positively impacted results. The Portfolio’s overweight position in defense contractor Lockheed Martin Corp. further strengthened relative performance as the company provided stronger returns than the S&P 500® Index.

Elsewhere, the Portfolio’s positioning in poor-performing insurance company AIG and diversified financial services company Citigroup aided results. Holdings of pharmaceutical company Wyeth, tobacco company Philip Morris International, Inc., insurance company MetLife, Inc., and integrated oil company TOTAL SA (France) were among the top contributors. Not owning oil field services company Schlumberger Ltd. also had a positive effect on relative performance.

Within the fixed income-portion of the Portfolio, holdings of U.S. Treasury securities aided returns relative to the Barclays Capital U.S. Aggregate Bond Index. Additionally, the Portfolio generated a higher level of income over the reporting period which also benefited relative results.

Current Strategy and Outlook: The Portfolio maintains a consistent 60% equity weighting and 40% fixed income weighting. The equity portion of the Portfolio follows a value based approach which has led to an overweight relative to the S&P 500® Index in traditional value sectors such as financial services and utilities & communications. However, relative to a value oriented benchmark we are underweight these sectors. The fixed income component of the Portfolio continued to emphasize a conservative, high quality approach. We remain overweight to investment grade corporate debt mainly due to compelling valuations. In addition, we are underweight U.S. Treasuries and U.S. Agencies as we feel they are expensive given the recent increase in demand due to the troubled equity market.

Looking ahead, we believe that credit conditions will likely remain tight well into 2009 and that has significant implications for the prospects for all companies. The Portfolio has increased its weighting in names that have traditionally been labeled as growth stocks as the valuation disparity between growth and value stocks has narrowed. Within financials, we have had a more favorable view of insurance names and trust banks and have been more cautious on credit sensitive companies with weak balance sheets. While the technology sector remains well underweight the S&P 500® Index, we have found some opportunities in larger cap blue chip names.
* Effective November 20, 2008, Mr. Marston replaced Gregory W. Locraft, Jr. as a portfolio manager to the Portfolio.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of December 31, 2008
(as a percent of net assets)

ExxonMobil Corp.	2.4%
Lockheed Martin Corp.	2.1%
AT&T, Inc.	2.1%
U.S. Treasury Note, 2.375%, due 08/31/10	1.9%
Philip Morris International, Inc.	1.9%
JPMorgan Chase & Co.	1.7%
Metlife, Inc.	1.6%
Total SA ADR	1.5%
U.S. Treasury Bond, 6.500%, due 02/15/10	1.4%
Oracle Corp.	1.4%

*	Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

ING MFS Total Return Portfolio
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2008
				Since Inception	Since Inception	Since Inception
				of Class ADV	of Class I	of Class S2
	1 Year	5 Year	10 Year	August 1, 2003	May 1, 2003	September 9, 2002

Class ADV	(22.63)%	0.32%	—	0.80%	—	—
Class I	(22.17)%	0.92%	—	—	3.17%	—
Class S	(22.35)%	0.66%	3.32%	—	—	—
Class S2	(22.44)%	0.52%	—	—	—	3.05%
S&P 500® Index(1)	(37.00)%	(2.19)%	(1.38)%	0.24%	1.68%	1.71	%(4)
Barclays Capital U.S. Aggregate Bond Index(2)	5.24%	4.43%	5.63%	4.98%	4.43%	4.48	%(4)
Composite Index(3)	(22.06)%	0.71%	1.69%	2.33%	2.99%	3.23	%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING MFS Total Return Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolios distributions or the redemption of Portfolios shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract and/or a variable universal life policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. For variable annuity contracts, please call (800) 992-0180 to get performance through the most recent month end. For variable universal life policies, please log on to www.ing.com/us to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolios holdings are subject to change daily.

(1)	The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.
(2)	The Barclays Capital U.S. Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued fixed rate U.S. Government, investment grade, mortgage-backed and corporate debt securities.
(3)	The Composite Index consists of 60% of the return of (Securities included in) the S&P 500® Index and 40% of the return of (Securities included) in the Barclays Capital U.S. Aggregate Bond Index.
(4)	Since inception performance of the indices is shown from September 1, 2002.

ING MFS Utilities Portfolio
Portfolio Managers’ Report

Industry Allocation
as of December 31, 2008
(as a percent of net assets)
Portfolio holdings are subject to change daily.

ING MFS Utilities Portfolio (the “Portfolio”) seeks total return. The Portfolio is managed by a team of investment professionals led by Maura A. Shaughnessy, Senior Vice President and Robert D. Persons, CFA, Vice President, Portfolio Managers, of Massachusetts Financial Services Company (“MFS”) — the Sub-Adviser.

Performance: For the year ended December 31, 2008, the Portfolio’s Class I shares provided a total return of (37.56)% compared to the Standard & Poor’s 500 (“S&P 500®”) Utilities Index(1), which returned (28.98)% for the same period.

Portfolio Specifics: The U.S. economy and financial markets experienced significant deterioration and extraordinary volatility over the reporting period. U.S. economic growth slowed significantly, despite the short-term bounce from the second quarter fiscal stimulus. Strong domestic headwinds included accelerated deterioration in the housing market, anemic corporate investment, a markedly weaker job market, and a much tighter credit environment. During the second half of the period, a seemingly continuous series of tumultuous financial events hammered markets, including: the distressed sale of failing Bear Stearns to JPMorgan, the conservatorship of Government-Sponsored Enterprises (“GSEs”) Fannie Mae and Freddie Mac, the bankruptcy of investment bank Lehman Brothers, the Federal Reserve Bank’s complex intervention with respect to insurance company American International Group (“AIG”), the nationalization of several large European banks, the failure of Washington Mutual, and the distressed sale of Wachovia. As a result of this barrage of turbulent news, global equity markets fell significantly lower and credit markets witnessed the worst dislocation since the beginning of the credit crisis. While reasonably resilient during the first half of the period, the global economy and financial system increasingly experienced considerable negative spillovers from the U.S. slowdown. Not only did Europe and Japan show obvious signs of economic softening, the more powerful engine of global growth — emerging markets — also began to display weakening dynamics.

During the reporting period, the FED cut interest rates aggressively and introduced a multitude of new lending facilities to alleviate ever-tightening credit markets, while the U.S. federal government moved quickly to design and implement a meaningful fiscal stimulus package. Although several other global central banks also cut rates, the dilemma of rising energy and food prices heightened concerns among central bankers that inflationary expectations might become unhinged despite weaker growth. Only late in the reporting period did slowing global growth result in a precipitous decline in commodity prices, which began to ease inflation and inflationary expectations. As inflationary concerns diminished in the face of global deleveraging, and equity and credit markets deteriorated more sharply, a coordinated rate cut marked the beginning of much more aggressive easing by the major global central banks.

During the reporting period, stock selection in the electric power industry detracted from the portfolio’s performance relative to the S&P 500® Utilities Index. Power generation companies Reliant Energy, Inc., International Power PLC, E.ON AG (Germany), and Pacific Gas & Electric Corp. were among the portfolio’s top detractors. Not owning power distributor Southern Power Co., which outperformed the benchmark, also dampened results.

The Portfolio’s holdings in the wireless communications industry, which is not represented in the benchmark, had a negative impact on relative returns. Mobile phone service providers Mobile TeleSystems Finance (Russia) and NII Holdings, Inc. were among the Portfolio’s top relative detractors.

Portfolio holdings in the natural gas pipeline industry, which is also not represented in the benchmark, also hindered relative performance. These included gas pipeline companies, El Paso Corp. and Williams Cos., Inc.

Elsewhere, the Portfolio’s holdings in poor-performing oilfield services provider Halliburton Co. hurt relative returns.

During the reporting period, currency exposure was a detractor from relative performance. All of our investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for our portfolios to have different currency exposure than the benchmark.

Security selection in the natural gas distribution industry was the principal investment factor contributing to relative performance. Within this industry, integrated natural gas company Equitable Resources, Inc. was a top relative contributor.

The Portfolio’s holdings in the cable TV industry, which is not represented in the benchmark, also aided relative returns. Cable services provider Comcast Corp. was among the Portfolio’s top contributors for the reporting period.

Although the Portfolio’s investments in the electric power industry underperformed the benchmark, several individual securities within this industry were positive contributors. These included electric utility companies, Constellation Energy Group, Inc., Public Service Enterprise Group, Inc., Allegheny Energy, Inc., and Northeast Utilities, and independent power producer AES Corp. The Portfolio’s positioning in electric utility distributor PPL Corp. also helped.

Elsewhere, telecommunications services provider Verizon Communications, Inc. aided relative performance.

The Portfolio’s cash position also boosted relative returns. The Portfolio holds cash to buy new holdings and to provide liquidity. In a period when equity markets declined, as measured by the Portfolio’s benchmark, holding cash helped performance versus this benchmark, which has no cash position.

Current Strategy and Outlook: While the environment for equities was extremely difficult during the quarter, the utilities sector held up better than the overall market. Investors continued to sell off oil and natural gas after both commodities hit all time highs in the beginning of July. In general, investors remained concerned about falling demand during the current global recession. We have continued to maintain positions in a diversified group of companies mostly within the utilities & communications sector from both the domestic and overseas markets.

From a positioning standpoint, our industry weights did not changed a great deal through out the year. We slightly reduced our exposure within oil services, telephone services and wireless communications recently while increasing our weighting within U.S. electric power. Within the electric power industry, we have continued to favor the independent power producers (“IPP”) and integrated businesses versus fully regulated companies. This was not beneficial to performance in the second half of the year as investors rushed into regulated companies for their higher predictability and lower sensitivity to falling commodity prices. However, taking a longer-term perspective, we favor our companies given their stronger growth prospects and lower valuations. Additionally, we have reduced the number of stocks in the Portfolio reflecting a desire to focus our attention on our highest conviction names and have maintained a significant allocation to foreign companies.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings
as of December 31, 2008
(as a percent of net assets)

NRG Energy, Inc.	4.2%
Equitable Resources, Inc.	4.2%
Rogers Communications, Inc. – Class B (Canadian Denominated Security)	3.2%
E.ON AG	3.2%
Allegheny Energy, Inc.	3.0%
Public Service Enterprise Group, Inc.	3.0%
Telefonica SA	2.9%
American Electric Power Co., Inc.	2.9%
CMS Energy Corp.	2.9%
Sempra Energy	2.6%

Portfolio holdings are subject to change daily.

ING MFS Utilities Portfolio
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2008
		Since Inception		Since Inception		Since Inception		Since Inception
		of Class ADV		of Class I		of Class S		of Class S2
	1 Year	July 18, 2006		April 29, 2005		May 2, 2005		December 29, 2006

Class ADV	(37.91)%	(1.68)%		—		—		—
Class I	(37.56)%	—		5.21%		—		—
Class S	(37.70)%	—		—		4.76%		—
Class S2	(37.71)%	—		—		—		(10.80)%
S&P 500® Utilities Index(1)	(28.98)%	(2.70	)%(2)	2.70	%(3)	2.70	%(3)	(9.25	)%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING MFS Utilities Portfolio against the index indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The S&P 500® Utilities Index measures the performance of the Utilities sector.

(2)	Since inception performance for the index is shown from August 1, 2006.

(3)	Since inception performance for the index is shown from May 1, 2005.

(4)	Since inception performance for the index is shown from January 1, 2007.

ING Oppenheimer Main Street Portfolio®
Portfolio Managers’ Report

Industry Allocation
as of December 31, 2008
(as a percent of net assets)
Portfolio holdings are subject to change daily.

ING Oppenheimer Main Street Portfolio® (the “Portfolio”) seeks long-term growth of capital and future income. The Portfolio is managed by Marc Reinganum, Vice President, Mark Zavanelli*, Vice President, and Wentong Alex Zhou*, Assistant Vice President, Portfolio Managers, of OppenheimerFunds, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2008, the Portfolio’s Class S shares provided a total return of (38.69)% compared to the Standard & Poor’s 500® Composite Stock Price Index(1) (“S&P 500® Index”), which returned (37.00)% for the same period.

Portfolio Specifics: We attribute the Portfolio’s underperformance, in large measure, to its overweight exposure to mid-cap stocks, which were hurt by recession-induced market weakness in the second half of the year.

Like most other asset classes, U.S. stocks declined sharply when a credit crunch that began in 2007 developed into a full-blown global financial crisis over the summer of 2008. Turmoil spread from the sub-prime mortgage sector to other financial markets, including equities, as investors became increasingly risk-averse. Declining asset prices compelled major financial institutions to write down or write off a significant portion of their value, creating losses that led to the insolvency of several major commercial banks, investment banks, mortgage agencies and insurers.

Meanwhile, a U.S. economic slowdown that began in late 2007 was exacerbated by the financial crisis, leading to a surge in job losses and additional downward pressure on home prices. The U.S. recession quickly spread to overseas markets, reducing previously robust demand for energy and building materials. Consequently, commodity prices that had reached record highs over the first half of the year plummeted over the second half.

The Portfolio invested assets according to the signals generated by our multi-factor quantitative models, including a newly developed model designed to consider unusually volatile market conditions. Beginning in the spring of 2008, our market-capitalization models began to suggest that mid-cap stocks were more likely to advance than mega-cap stocks. We responded by gradually reduce the Portfolio’s average market capitalization toward the smaller end of the spectrum. This shift helped support the Portfolio’s relative performance in the second quarter of the year, but detracted in the third and fourth quarters as the financial crisis intensified. A rally over the final weeks of the year was especially pronounced among mid-cap stocks, helping to offset a portion of the previous decline.

Our security selection models produced mixed results in 2008. Not surprisingly, the financials sector ranked as the S&P 500® Index’s worst performing sector due to the effects of the financial crisis on major financial institutions. Our models assigned relatively low rankings to large financial institutions, resulting in underweight exposure that helped cushion the Fund’s losses in the financials sector. By summer, the Portfolio held few of the major securities at the epicenter of the financial crisis, mitigating losses by selling out of positions in firms like Lehman Brothers before it declared bankruptcy in September 2008. Instead, we emphasized smaller companies, such as property-and-casualty insurers, which held up relatively well.

Relative outperformance against the benchmark in the financials sector was more than offset by underperformance in other sectors. Underweight exposure to the traditionally defensive healthcare sector also hampered results, as did a focus on managed care companies.

Current Strategy and Outlook: As of year-end, our models have continued to indicate that smaller stocks are better positioned than mega stocks in the current market environment. However, to remain consistent with the Portfolio’s large-cap mandate, we are unlikely to further reduce the Portfolio’s average market capitalization. Our models recently have assigned higher rankings to stocks in the information technology, energy, industrials, materials and consumer discretionary sectors, suggesting to us that low expectations for these economically sensitive sectors in 2009 are already reflected in their stock prices. Conversely, our models have found relatively few opportunities in the consumer staples, healthcare, financials and utilities sectors.

* Mr. Zavanelli and Dr. Zhou replaced Nikolaos Monoyios as Portfolio Managers to the Portfolio, effective June 30, 2008.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of December 31, 2008
(as a percent of net assets)

ExxonMobil Corp.	4.6%
Microsoft Corp.	2.2%
Chevron Corp.	2.2%
International Business Machines Corp.	1.7%
AT&T, Inc.	1.7%
Hewlett-Packard Co.	1.7%
Intel Corp.	1.6%
ConocoPhillips	1.6%
Cisco Systems, Inc.	1.6%
Johnson & Johnson	1.5%

*	Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

ING Oppenheimer Main Street Portfolio®
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2008
				Since Inception		Since Inception	Since Inception
				of Class ADV		of Class I	of Class S2
	1 Year	5 Year	10 Year	April 28, 2006		May 1, 2003	September 9, 2002

Class ADV	(39.01)%	—	—	(13.26)%		—	—
Class I	(38.57)%	(2.35)%	—	—		1.10%	—
Class S	(38.69)%	(2.59)%	(2.65)%	—		—	—
Class S2	(38.80)%	(2.74)%	—	—		—	1.02%
S&P 500® Index(1)	(37.00)%	(2.19)%	(1.38)%	(11.19	)%(2)	1.68%	1.71	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Oppenheimer Main Street Portfolio® against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract and/or a variable universal life policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. For variable annuity contracts, please call (800) 992-0180 to get performance through the most recent month end. For variable universal life policies, please log on to www.ing.com/us to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

(2)	Since inception performance for the Index is shown from May 1, 2006.

(3)	Since inception performance of the Index is shown from September 1, 2002.

OppenheimerFunds, Inc. has managed the Portfolio since November 8, 2004. Prior to this date, a different firm served as portfolio manager.

ING PIMCO Core Bond Portfolio
Portfolio Managers’ Report

Investment Type Allocation
as of December 31, 2008
(as a percent of net assets)

U.S. Government Agency Obligations	88.6%
Corporate Bonds/Notes	27.5%
U.S. Treasury Obligations	9.1%
Collateralized Mortgage Obligations	6.8%
Asset-Backed Securities	6.4%
Municipal Bonds	1.3%
Preferred Stock	1.3%
Other Bonds	0.8%
Purchased Options	0.8%
Other Assets and Liabilities – Net	(42.6)%
Net Assets	100.0%

*	Includes short-term investments related to securities lending collateral and U.S. government agency obligation.

Portfolio holdings are subject to change daily.

ING PIMCO Core Bond Portfolio (the “Portfolio”) seeks maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio is managed by William H. Gross, Managing Director and Chief Investment Officer of Pacific Investment Management Company LLC — the Sub-Adviser.

Performance: For year ended December 31, 2008, the Portfolio’s Class S shares provided a total return of 4.21% compared to the Barclays Capital U.S. Aggregate Bond Index(1)*, which returned 5.24% for the same period.

Portfolio Specifics: The Portfolio was positioned on the front end of yield curves in certain developed countries outside the U.S., such as the U.K., where we felt that the market had not fully priced in a slowdown. This paid off as markets began to price in rate cuts by global central banks. In the U.S., the U.K., and the eurozone, the Portfolio was also positioned for yield curve steepening which added to returns. Though we added to the Portfolio’s corporate positioning, we stayed underweight throughout the year. As spreads ballooned, this was a source of positive performance.

As the financial system de-levered, large institutions sold their most liquid assets to raise cash; in many cases, their most liquid assets were agency mortgage-backed securities. An overweight to agency mortgage-backed securities detracted from returns as spreads on agency mortgages widened to well over 200 basis points over Treasuries. When Bear Stearns was taken over by JPMorgan with government assistance in March, we saw opportunities in banks under the umbrella of the federal government, banks that we felt were “too intertwined to fail.” Lehman Brothers, unfortunately, stood outside this umbrella; as a result, it was a significant detractor from performance. Our overweight to financials hurt performance as well.

The swap spread curve inverted in August of last year. Since then, the inversion has grown larger, culminating in September with two-year swap spreads reaching near 160 basis points (or 1.60%) and 30-year swap spreads turning negative. We’ve been positioned since late last year for a re-steepening of the swap spread curve. In October of this year as LIBOR fell sharply, we began to see the positive effects of this trade where the Portfolio is long the front-end of swap curves and short the back-end.

Current Strategy and Outlook: In 2009, we believe that the pressures of global deleveraging will drive developed economies into one of the most severe recessions since World War II. We believe conditions may improve by 2010 as policy responses in the U.S. and elsewhere gain traction. In our opinion, recovery of risk appetites in financial markets will be a leading indicator for recovery. As the global economy weakens into 2009, we will likely place less emphasis on interest rate strategies and more on high grade sectors/securities that offer unusually attractive valuations after the massive selling of the last several months. Our approach over the next year will likely be to avoid assets such as U.S. Treasuries that have benefited from the flight to liquidity associated with global deleveraging. U.S. Treasuries, in our opinion, are now overvalued. We might seek to own assets that have been victims of the economic crisis but that can be expected to benefit from policy support. These assets include high quality mortgage-backed securities, bonds of financial companies, TIPs and municipal bonds. We will likely also shun assets that have been victims of the crisis but have no policy support, such as all but the highest quality emerging market bonds.

*	Formerly known as the Lehman Brothers U.S. Aggregate Bond Index. As of October 31, 2008 all Lehman Brothers indices were renamed: the words “Lehman Brothers” changed to “Barclays Capital.”

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings
as of December 31, 2008
(as a percent of net assets)

Federal National Mortgage Association, 6.000%, due 01/11/37	18.2%
Federal National Mortgage Association, 5.500%, due 01/12/36	9.4%
Federal National Mortgage Association, 5.500%, due 06/01/38	6.6%
Federal Home Loan Mortgage Corporation, 5.500%, due 01/11/37	4.9%
Federal National Mortgage Association, 5.500%, due 08/01/37	4.5%
Federal National Mortgage Association, 5.000%, due 01/12/36	4.3%
Federal National Mortgage Association, 5.500%, due 09/01/38	3.7%
Federal National Mortgage Association, 6.000%, due 05/01/38	3.4%
Federal Home Loan Mortgage Corporation, 5.500%, due 09/01/37	2.8%
U.S. Treasury Note, 2.125%, due 04/30/10	2.3%

Portfolio holdings are subject to change daily.

ING PIMCO Core Bond Portfolio
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2008
				Since Inception		Since Inception
				of Class ADV and I		of Class S2
	1 Year	5 Year	10 Year	April 28, 2006		September 9, 2002

Class ADV	3.70%	—	—	6.29%		—
Class I	4.42%	—	—	6.96%		—
Class S	4.21%	4.93%	3.20%	—		—
Class S2	4.02%	4.79%	—	—		4.99%
Barclays Capital U.S. Aggregate Bond Index(1)	5.24%	4.65%	5.63%	6.55	%(2)	4.84	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING PIMCO Core Bond Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The Barclays Capital U.S. Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued fixed rate U.S. Government, investment grade, mortgage-backed and corporate debt securities.

(2)	Since inception performance of the index is shown from May 1, 2006.

(3)	Since inception performance of the index is shown from September 1, 2002.

Pacific Investment Management Company LLC has managed the Portfolio since May 1, 2001. Prior to this date, a different firm served as portfolio manager.

ING Pioneer Mid Cap Value Portfolio
Portfolio Managers’ Report

Industry Allocation
as of December 31, 2008
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING Pioneer Mid Cap Value Portfolio (the “Portfolio”) seeks capital appreciation. The Portfolio is managed by J. Rodman Wright, Portfolio Manager and Timothy Horan, Assistant Portfolio Manager, of Pioneer Investments Management, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2008, the Portfolio’s S Class shares provided a total return of (33.12)% compared to the Russell Midcap® Value Index(1), which returned (38.44)% for the same period.

Portfolio Specifics: Stock selection was the primary driver of performance, helped the most by stocks in the financials, industrials, consumer staples, and healthcare sectors, while sector allocation decisions also benefited the Portfolio.

Financials contributed the greatest proportion of sector-relative outperformance to the Portfolio in 2008 — approximately 3% — outpacing the benchmark’s sector by more than 10% in absolute terms. In achieving those results, our focus was on insurance companies and select banks with comparatively stronger balance sheets and those that we believed had lower credit-risk exposure, while we largely avoided weaker regional banks and the big money center banks.

Commercial banks PNC Financial Services Group, Inc. and City National Corp. were among those that performed well in 2008 for these reasons. Among insurers, UnumProvident Corp., whose principal business line is disability insurance in the U.S. and the U.K., was one of the portfolio’s biggest individual contributors for the year, due to its strong balance sheet and no exposure to sub-prime. Insurance brokerage AON Corp., on an upswing since its new CEO Greg Case who took over in 2005 and has focused on integrating its core business of insurance brokerage, while selling off its insurance underwriting subsidiaries, also contributed materially. The Portfolio did not own Fannie Mae or Freddie Mac, AIG, Lehman Brothers, Merrill Lynch, or Wachovia, but did own Bear Stearns earlier in the year before it was bought out by JPMorgan.

In industrials, trash hauler Waste Management, Inc., a turnaround story and under new management when we bought it, demonstrated improved operating fundamentals throughout the year to became the Portfolio’s second biggest contributor position for the year. Health Service provider Omnicare, Inc., was the portfolio’s top contributor.

WW Grainger, Inc., a distributor of small-ticket, maintenance and operating supplies with a highly-diverse, predominantly domestic customer base, benefited from an improved cost structure against the backdrop of a slowing economic environment, and was also a top contributor.

The Portfolio’s holding of supermarket chain Kroger Co. in the consumer staples sector was important to the year’s results, as cost-cutting and efficient streamlining of its operations took effect and supported its shares.

Performance was most negatively impacted by the energy sector. As low oil prices rippled through the economy, many longer term energy-related projects that were predicated on $80 oil no longer became cost efficient enterprises for companies, which especially hurt exploration and production firms. Tesoro Corp., El Paso Corp., and Weatherford International Ltd. all dragged on performance. Our underweight in utilities was also detractive.

Current Strategy and Outlook: The U.S. has entered a credit cycle and a consumer-led recession, and we believe economic conditions will remain weak for several quarters. Valuations of stocks, however, appear to discount a bearish outlook, in which long-term investors may be rewarded. As of December 31, 2008, our biggest sector underweights were consumer discretionary, financials, and utilities and our biggest overweights were information technology, healthcare, and industrials.

The government has undertaken some of the most sweeping interventions in history with extensive asset purchase and lending programs to financial institutions. We believe the fear has ebbed somewhat among institutions, but the measures taken to shore up the economy and help the consumer will take effect over time.

We do not attempt to call the market bottom or make predictions about the economy. Rather, we stay focused on finding the most attractively valued stocks of quality companies for our shareholders, which we continue to pursue through our disciplined investment approach.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of December 31, 2008
(as a percent of net assets)

UnumProvident Corp.	4.0%
Omnicare, Inc.	3.5%
Ball Corp.	3.2%
Waste Management, Inc.	3.1%
WW Grainger, Inc.	3.1%
AON Corp.	2.5%
Computer Sciences Corp.	2.5%
NSTAR	2.5%
RenaissanceRe Holdings Ltd.	2.4%
Equifax, Inc.	2.4%

*	Excludes short-term investments related to ING Institutional Prime Money Market Fund — Class I.

Portfolio holdings are subject to change daily.

ING Pioneer Mid Cap Value Portfolio
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2008
		Since Inception		Since Inception		Since Inception
		of Classes ADV and S2		of Class I		of Class S
	1 Year	December 29, 2006		May 2, 2005		April 29, 2005

Class ADV	(33.48)%	6.84%		—		—
Class I	(32.90)%	—		(3.57)%		—
Class S	(33.12)%	—		—		(3.68)%
Class S2	(33.38)%	(16.20)%		—		—
Russell Midcap® Value Index(1)	(38.44)%	(22.10	)%(2)	(4.72	)%(3)	(4.72	)%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Pioneer Mid Cap Value Portfolio against the index indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The Russell Midcap® Value Index is an unmanaged index that measures the performance of those Russell MidCap companies with lower price-to-book ratios and lower forecasted growth values.

(2)	Since inception performance for the index is shown from January 1, 2007.

(3)	Since inception performance for the index is shown from May 1, 2005.

ING T. Rowe Price Capital Appreciation Portfolio
Portfolio Managers’ Report

Investment Type Allocation
as of December 31, 2008
(as a percent of net assets)
Portfolio holdings are subject to change.

ING T. Rowe Price Capital Appreciation Portfolio (the “Portfolio”) seeks, over the long-term, a high total investment return, consistent with preservation of capital and prudent investment risk. The Portfolio is managed by David R. Giroux, CFA and Vice President, of T. Rowe Price Associates, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2008, the Portfolio’s Class S shares provided a total return of (27.51)% compared to the Standard & Poor’s 500® Composite Stock Price Index(1) (“S&P 500® Index”), the Barclays Capital U.S. Government/Credit Bond Index(2), and the Composite Index(3) (60% S&P 500® Index/40% Barclays Capital U.S. Government/Credit Bond Index), which returned (37.00)%, 5.70% and (21.91)%, respectively, for the same period.

Portfolio Specifics: The Portfolio generated a negative return in a very difficult market environment for stocks and credit-sensitive bonds in 2008. However, the Portfolio outperformed the all-equity Standard & Poor’s 500® Index.

The Portfolio’s cash allocation provided positive returns for the year, while stocks, credit-sensitive bonds, and convertible securities had negative absolute results. The Portfolio’s allocations to bonds and convertibles lagged their respective benchmarks, while the equity component held up better than its underlying benchmark, the S&P 500® Index.

We made significant adjustments to the Portfolio’s asset allocation during the year, reducing our cash position to the lowest in history at one point because of the opportunity to invest in compelling long-term values across asset classes. For the full year, in the equity slice we increased exposure from 59% to 66% of assets, reflecting the fact that we were able to find stocks with what we believe were attractive risk/reward profiles and limited downside risk.

In the fixed-income allocation, we increased our weighting in convertible securities from 9% to 13% over the course of the year. We added these securities during the second half of the year at very attractive prices because of forced hedge fund selling. While that has allowed us to add securities that we think offer compelling long-term values, it also meant our convertible securities underperformed.

Our traditional fixed-income slice finished the year about where it began at 11% of assets. However, that belies significant changes to the composition of our holdings, as we added attractively valued institutional floating-rate bank loans late in the year. These securities were trading at compelling values because of massive supply from earlier leveraged buyout deals, as well as market disruptions and a lack of liquidity. We also like the fact that they are high in the corporate capital structure, meaning they provide a high likelihood of recovery in the event of default. The underperformance of our bond allocation for the year was due in part to the poor performance of these loans. It also detracted from performance to hold a small allocation to high-yield bonds.

Looking at contribution to return in the equity allocation, only consumer staples shares contributed positively to absolute return. Among individual contributors, a number of our consumer staples holdings contributed, led by Anheuser-Busch InBev NV (“Anheuser-Busch”), which agreed to be acquired by European beverage giant InBev NV, and General Mills, Inc. Relative to the S&P 500® Index, selection and allocation decisions in the financials and consumer discretionary sectors contributed most to relative outperformance. The single largest contributor to relative return was H&R Block, Inc., which benefited from offloading its mortgage unit and refocusing on its core business. Credit card company Visa, Inc. also contributed positively. Defensive retail name Wal-Mart Stores, Inc. was another key contributor to relative results, making progress on its turnaround and benefiting from being the low-cost leader in a weak economic environment.

The largest detractor from relative return by far was stock selection in the telecommunication services segment. The top detractor from relative results was wireless provider Sprint Nextel, which lost market share to rivals AT&T, Inc. and Verizon Communications, Inc., and continues to struggle with merger integration issues and high customer churn rates against the weak economic backdrop. On an absolute basis, the largest detractor from absolute returns was electronic equipment company Tyco Electronics Ltd.

Current Strategy and Outlook: As we emerge from one of the most challenging market environments in history, we expect some improvement in economic fundamentals in 2009 and an eventual easing of the crisis of confidence and liquidity in the system. While it is not clear when markets will recover, we are reasonably optimistic about the prospects for risk assets as we look out over the next couple of years.

At present, we are focused on positioning the Portfolio for what we believe is an eventual market rebound. That said, we are mindful of risk and are building positions in securities we believe have significant upside but limited downside should difficult market conditions persist. In the fixed-income market, we are finding attractive opportunities in convertibles and traditional bonds outside of U.S. Treasuries. Certainly, periods of severe market volatility and dislocation have historically proven to be good times to invest in quality companies. We believe that this time will be no different.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of December 31, 2008
(as a percent of net assets)

Danaher Corp.	3.3%
Time Warner, Inc.	2.9%
Tyco Electronics Ltd.	2.6%
ExxonMobil Corp.	2.0%
Honeywell International, Inc.	1.9%
Tyco International Ltd.	1.6%
Wells Fargo & Co.	1.6%
Marriott International, Inc.	1.6%
Fortune Brands, Inc.	1.6%
Covidien Ltd.	1.5%

*	Excludes short-term investments related to T. Rowe Price Reserve Investment Fund and securities lending collateral.

Portfolio holdings are subject to change daily.

ING T. Rowe Price Capital Appreciation Portfolio
Portfolio Managers’ Report

Average Annual Total Returns For The Periods Ended December 31, 2008
				Since Inception		Since Inception		Since Inception
				of Class ADV		of Class I		of Class S2
	1 Year	5 Year	10 Year	December 16, 2003		May 2, 2003		September 9, 2002

Class ADV	(27.77)%	1.39%	—	2.05%		—		—
Class I	(27.33)%	2.00%	—	—		5.38%		—
Class S	(27.51)%	1.74%	6.99%	—		—		—
Class S2	(27.64)%	1.59%	—	—		—		5.07%
S&P 500® Index(1)	(37.00)%	(2.19)%	(1.38)%	(2.19	)%(4)	1.68	%(5)	1.71	%(6)
Barclays Capital U.S. Government/Credit Bond Index(2)	5.70%	4.64%	5.64%	4.64	%(4)	4.43	%(5)	5.03	%(6)
Composite Index(3)	(21.91)%	0.72%	1.70%	0.72	%(4)	3.01	%(5)	3.33	%(6)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING T. Rowe Price Capital Appreciation Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. For variable annuity contracts, please call (800) 992-0180 to get performance through the most recent month end. For variable universal life policies, please log on to www.ing.com/us to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

(2)	The Barclays Capital U.S. Government/Credit Bond Index is a widely recognized index of publicly issued fixed rate U.S. Government and Corporate investment grade debt securities.

(3)	The Composite Index is comprised of 60% of the S&P 500® Index and 40% of the Barclays Capital U.S. Government/Credit Bond Index.

(4)	Since inception performance of the indices is shown from January 1, 2004.

(5)	Since inception performance of the indices is shown from May 1, 2003.

(6)	Since inception performance of the indices is shown from September 1, 2002.

ING T. Rowe Price Equity Income Portfolio
Portfolio Managers’ Report

Industry Allocation
as of December 31, 2008
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING T. Rowe Price Equity Income Portfolio (the “Portfolio”) seeks substantial dividend income as well as long-term growth of capital. The Portfolio is managed by Brian C. Rogers, CFA, Chairman, Chief Investment Officer, and Portfolio Manager of T. Rowe Price Associates, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2008, the Portfolio’s Class S shares provided a total return of (35.69)% compared to the Standard & Poor’s 500® Composite Stock Price Index(1) (“S&P 500® Index”), which returned (37.00)% for the same period.

Portfolio Specifics: The Portfolio had a negative absolute return in 2008, but held up better than the S&P 500® Index. Stock selection drove outperformance over the benchmark for the year, while sector allocation decisions detracted from relative results. The largest positive contribution to performance relative to the benchmark came from the holdings in the energy sector. At the other end of the spectrum, consumer discretionary shares were the leading detractors from relative results.

Looking at positive contributors to performance relative to the benchmark, stock picks among energy shares helped most. The key contributor for the year was refiner Sunoco, Inc., which benefited from declining oil prices and strength in a number of its business units. The Portfolio’s stake in big, integrated oil company Chevron Corp. (“Chevron”) also helped. These shares held up better than those of smaller energy firms more highly levered to changes in energy prices. In addition, Chevron is well capitalized and should benefit in coming years from production growth in the Gulf of Mexico.

Utilities were contributors to relative performance thanks to stock picks and an overweight position in this defensive-oriented sector. In particular, highly regulated utilities with more predictable business models and revenues — such as Progress Energy, Inc. and Pacific Gas & Electric Co. — held up better than power generation firms.

Among healthcare shares, stock selection drove relative outperformance. Biopharmaceutical giant Amgen, Inc. was a key contributor, aided by better margins, profits, and growth outlook. Health insurer WellPoint, Inc. held up better than the index thanks to its relatively cheap valuation, limited downside risk, and demonstrated pricing power.

At the other end of the spectrum, stock selection made consumer discretionary shares the leading detractors from relative performance. Some of the key detractors were in the media space, as the economic slowdown meant declining profits, write-downs, and layoffs at newspaper and broadcasting company Gannett Co., Inc. In addition, casino operator MGM Mirage saw fewer patrons and poorer revenues in tough economic times, while tight credit markets meant increased borrowing costs, limiting its ability to fund planned capital expenditures. Similarly, Newell Rubbermaid, Inc. suffered from weak consumer spending and rising input costs.

Finally, an overweight position in financials — the poorest-performing segment in the index — detracted from performance relative to the benchmark. Some of the leading detractors were shares of Merrill Lynch & Co., Inc. and Fannie Mae, which were sold off and taken over by the government, respectively. Allied Irish Banks PLC ADR also underperformed in the face of liquidity, credit, and capital issues.

Current Strategy and Outlook: As we emerge from one of the most challenging market environments in history, we expect some improvement in economic fundamentals in 2009 and an eventual easing of the crisis of confidence and liquidity in the system. While it is not clear when markets will recover, we are reasonably optimistic about the prospects for equity returns as we look out over the next couple of years. In the meantime, we will continue to pursue companies that we believe have good business models and strong balance sheets trading at what we believe are depressed levels. It is our belief that this approach remains valid and that the market will ultimately reward those willing to make investments in fundamentally sound companies during times of uncertainty and stress.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of December 31, 2008
(as a percent of net assets)

ExxonMobil Corp.	3.4%
JPMorgan Chase & Co.	3.3%
Chevron Corp.	3.2%
General Electric Co.	3.0%
AT&T, Inc.	2.4%
Royal Dutch Shell PLC ADR – Class A	2.2%
Wells Fargo & Co.	2.0%
Hershey Co.	1.7%
Home Depot, Inc.	1.6%
3M Co.	1.5%

*	Excludes short-term investments related to T. Rowe Price Reserve Investment Fund and securities lending collateral.

Portfolio holdings are subject to change daily.

ING T. Rowe Price Equity Income Portfolio
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2008
				Since Inception		Since Inception		Since Inception
				of Class ADV		of Class I		of Class S2
	1 Year	5 Year	10 Year	January 15, 2004		May 2, 2003		September 9, 2002

Class ADV	(35.91)%	—	—	(1.90)%		—		—
Class I	(35.50)%	(0.93)%	—	—		2.86%		—
Class S	(35.69)%	(1.18)%	1.52%	—		—		—
Class S2	(35.76)%	(1.33)%	—	—		—		2.47%
S&P 500® Index(1)	(37.00)%	(2.19)%	(1.38)%	(2.19	)%(2)	1.68	%(3)	1.71	%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING T. Rowe Price Equity Income Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. For variable annuity contracts, please call (800) 992-0180 to get performance through the most recent month end. For variable universal life policies, please log on to www.ing.com/us to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

(2)	Since inception performance of the index is shown from January 1, 2004.

(3)	Since inception performance of the index is shown from May 1, 2003.

(4)	Since inception performance of the index is shown from September 1, 2002.

T. Rowe Price Associates, Inc. has managed the Portfolio since March 1, 1999. Prior to this date, a different firm served as portfolio manager.

ING Van Kampen Capital Growth Portfolio
Portfolio Managers’ Report

Industry Allocation
as of December 31, 2008
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING Van Kampen Capital Growth Portfolio (the “Portfolio”) seeks long-term capital appreciation. The Portfolio is managed by Dennis Lynch, David Cohen, Managing Directors and Sam Chainani, CFA, Alexander Norton and Jason Yeung, CFA, Executive Directors, of Morgan Stanley Investment Management, Inc. (d/b/a Van Kampen) — the Sub-Adviser.

Performance: For the year ended December 31, 2008, the Portfolio’s Class S shares provided a total return of (49.31)%, compared to the Russell 1000® Growth Index(1), which returned (38.44)% for the same period.

Portfolio Specifics: The market environment was extremely challenging for the year ended December 31, 2008. Paralysis in the credit markets and a complete reshaping of the financial industry prompted a significant loss of investor confidence. Risk aversion soared, as investors fled all segments of the stock and bond markets for the perceived safety of U.S. Treasuries and cash. Although the federal government and the Federal Reserve Board (the “Fed”) intervened with unprecedented policy measures, investors remained uncertain about the effectiveness of the response, particularly as the U.S. economy was officially declared in recession since December 2007. These events kept the stock market volatile through the end of the period.

The Portfolio underperformed its benchmark on a relative basis due to both stock selection and sector allocations. By far, stock selection in consumer discretionary had the largest negative impact on relative performance, despite the positive influence of an overweight to the sector. The main detractors within the sector were holdings in commercial services and retail stocks. Relative performance was also hurt by stock selection and an overweight in the financial services sector. Here, securities brokerage and services stocks were the primary area of weakness. Stock selection in technology was also a source of relative weakness, where holdings in communications technology lagged.

In contrast, stock selection in the other energy sector (which is composed of natural gas and oil producers) was the largest positive contributor to relative performance, primarily due to natural gas producers. An overweight in the other energy sector slightly offset some of the relative gain. Both stock selection and an overweight in autos and transportation added relative value, driven by miscellaneous transportation (logistics) holdings. Finally, the Portfolio benefited from stock selection in the materials and processing sector, especially in steel companies.

Current Strategy and Outlook: In our view, market volatility is far greater than fundamental business volatility. The market is fearful, with investors making little differentiation on fundamentals and quality. It is our goal to hold a portfolio of high-quality growth stocks we believe will perform well regardless of the market environment. To that end, the investment team continues to focus on quality — evaluating the nature and sustainability of a company’s competitive advantage and balance sheet strength. We continue to favor companies that we believe have some uniqueness or dynamic competitive advantage in their business model, with a high quality stream of cash flow and earnings growth and the ability to redeploy capital at a high rate of return. At the margin, we have eliminated names that are more cyclical or where we believe there are stronger long-term opportunities. We believe the Portfolio is well positioned for when the market once again begins to differentiate on fundamentals.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of December 31, 2008
(as a percent of net assets)

Monsanto Co.	6.8%
Amazon.com, Inc.	6.2%
Google, Inc. – Class A	6.0%
Apple, Inc.	4.6%
Ultra Petroleum Corp.	4.4%
Brookfield Asset Management, Inc. – Class A	3.9%
Berkshire Hathaway, Inc. – Class B	3.1%
Expeditors International Washington, Inc.	3.1%
Leucadia National Corp.	3.0%
Southwestern Energy Co.	2.9%

*	Excludes short-term investments related to ING Institutional Prime Money Market Fund — Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

ING Van Kampen Capital Growth Portfolio
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2008
			Since Inception		Since Inception		Since Inception	Since Inception
			of Class ADV		of Class I		of Class S	of Class S2
	1 Year	5 Year	December 29, 2006		May 6, 2004		May 1, 2002	September 9, 2002

Class ADV	(49.42)%	—	(21.54)%		—		—	—
Class I	(49.21)%	—	—		(4.84)%		—	—
Class S	(49.31)%	(4.60)%	—		—		(3.82)%	—
Class S2	(49.35)%	(4.75)%	—		—		—	(0.85)%
Russell 1000® Growth Index(1)	(38.44)%	(3.42)%	(17.03	)%(2)	(3.58	)%(3)	(1.92)%	0.73	%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Van Kampen Capital Growth Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The Russell 1000® Growth Index measures the performance of the 1,000 largest companies in the Russell 3000® Index with higher price-to-book ratios and higher forecasted growth.

(2)	Since inception performance of the index is shown from January 1, 2007.

(3)	Since inception performance of the index is shown from May 1, 2004.

(4)	Since inception performance of the index is shown from September 1, 2002.

ING Van Kampen Global Franchise Portfolio
Portfolio Managers’ Report

Country Allocation
as of December 31, 2008
(as a percent of net assets)
Portfolio holdings are subject to change daily.

ING Van Kampen Global Franchise Portfolio (the “Portfolio”) seeks long-term capital appreciation. The Portfolio is managed by Hassan Elmasry, CFA, Michael Allison and Paras Dodhia, and Jayson Vowles, Portfolio Manager, of Morgan Stanley Investment Management, Inc. (d/b/a Van Kampen) — the Sub-Adviser.

Performance: For the year ended December 31, 2008, the Portfolio’s Class S shares, provided a total return of (28.57)% compared to the Morgan Stanley Capital International World IndexSM(1) (“MSCI World IndexSM”), which returned (40.71)% for the same period.

Portfolio Specifics: The 12-month period was very difficult for global markets. All sectors had substantially negative returns, with financials, materials and industrials the weakest groups. Although the Portfolio’s return was also negative, it helped preserve capital better than its benchmark during the period, as is consistent with its past performance history in falling markets.

Generally the Portfolio’s performance in 2008 was divided into two distinct periods, driven by the surge and subsequent pullback in commodity prices. In the first half of the year, the Portfolio underperformed its benchmark as strongly rising commodity prices created a wide dispersion in sector returns. While energy and materials produced solid gains, other sectors such as consumer staples (in which the Portfolio holds a major portion of its portfolio) declined considerably as investors feared that margins of companies within the sector would be squeezed by rising input costs. However, market conditions shifted dramatically in July. Commodity prices began a swift retreat that persisted through the end of the year, and global stock markets endured a major correction in the third and fourth quarters. Sectors perceived to preserve capital better in economic downturns, such as consumer staples, began to outperform the broader market, as lower energy and raw materials costs eased the pressure on consumer staples companies’ margins. In this environment, the Portfolio outperformed its benchmark in the second half of 2008.

For the period overall, the Portfolio’s underweights in the market’s weakest sectors (financials and materials), along with good stock selection decisions in industrials, materials and financials, were beneficial to relative returns. This positioning allowed the Portfolio to register a significantly less negative return than the Index in the very difficult environment.

However, some of the other sectors that outperformed the broad benchmark return during the period, including healthcare and utilities, were significantly underweighted in the Portfolio in comparison to the benchmark. As a result, these sectors detracted from performance on a relative basis for the 12-month period. Additionally, an overweight exposure to the British pound hurt performance, particularly in the fourth quarter of 2008 as the U.S. dollar strengthened.

The strongest contributors to the Portfolio’s performance during the period were Kao Corp., McGraw-Hill Cos., Inc., and Scotts Miracle-Gro Co.

The largest detractors were Imperial Tobacco Group PLC, British American Tobacco PLC, Swedish Match AB, Harley-Davidson, Inc. and Unilever PLC.

Current Strategy and Outlook:  We do not attempt to predict from a macro perspective the direction of the markets. Our focus remains on the Global Franchise philosophy of seeking exceptional quality at compelling value. As a result of the market correction, we are finding opportunities to add quality franchises to the Portfolio in companies that were previously not available to us for valuation reasons.

We continue to seek investment opportunities in companies with what we believe are strong business franchises protected by a dominant intangible asset. Additionally, we demand sound management, substantial free cash flow and growth potential. We invest in these high quality companies only when we can identify compelling value as measured by a current free cash flow yield in excess of the risk-free bond yield. We seek to deliver attractive returns while minimizing business and valuation risk. Our goal is for the Portfolio to outperform broadly-based benchmarks over the long term with less than average volatility.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings
as of December 31, 2008
(as a percent of net assets)

British American Tobacco PLC	8.0%
Imperial Tobacco Group PLC	6.2%
Philip Morris International, Inc.	4.9%
Unilever PLC	4.3%
Swedish Match AB	4.2%
Wolters Kluwer NV	4.1%
Experian Group Ltd.	4.0%
Nestle SA	3.7%
Reckitt Benckiser PLC	3.7%
Cadbury PLC	3.7%

Portfolio holdings are subject to change daily.

ING Van Kampen Global Franchise Portfolio
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2008
			Since Inception		Since Inception		Since Inception	Since Inception
			of Class ADV		of Class I		of Class S	of Class S2
	1 Year	5 Year	December 29, 2006		April 28, 2006		May 1, 2002	September 9, 2002

Class ADV	(28.87)%	—	(11.86)%		—		—	—
Class I	(28.38)%	—	—		(4.67)%		—	—
Class S	(28.57)%	3.58%	—		—		4.53%	—
Class S2	(28.66)%	3.44%	—		—		—	5.78%
MSCI World IndexSM(1)	(40.71)%	(0.51)%	(19.60	)%(2)	(12.21	)%(3)	1.06%	3.49	%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Van Kampen Global Franchise Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The MSCI World Indexsm is an unmanaged index of developed- and emerging-market equities in nations throughout the world.

(2)	Since inception performance of the index is shown from January 1, 2007.

(3)	Since inception performance of the index is shown from May 1, 2006.

(4)	Since inception performance of the index is shown from September 1, 2002.

ING Van Kampen Global Tactical Asset Allocation Portfolio
Portfolio Managers’ Report

Country Allocation
as of December 31, 2008
(as a percent of net assets)
Portfolio holdings are subject to change daily.

ING Van Kampen Global Tactical Asset Allocation Portfolio (the “Portfolio”) seeks capital appreciation over time. The Portfolio is managed by Francine J. Bovich, Managing Director, of Morgan Stanley Investment Management, Inc. (d/b/a Van Kampen) — the Sub-Adviser.

Performance: Since the Portfolio’s inception on September 17, 2008 through December 31, 2008, the Portfolio’s Class S shares provided a total return of (14.00)%, compared to the Morgan Stanley Capital International World IndexSM(1) (“MSCI World IndexSM”) and a Composite Index(2) consisting of 65% MSCI World IndexSM/30% Barclays Capital U.S. Aggregate Bond Index*/5% Citi 3-month T-Bill Index, which returned (21.77)% and (12.09)%, respectively, for the same period.

Portfolio Specifics: 2008 proved to be a historic year with economic activity collapsing around the world. Concerns of a U.S.-led global recession caused the global indices to fall considerably in the second half of 2008. Major financial institutions failed or required a government-sponsored rescue, causing panic and rampant risk aversion. Credit spreads soared indicating an extreme unwillingness of banks to undertake any counterparty risk. The U.S. Federal Reserve Board (the “Fed”), Treasury and other global central banks undertook numerous unprecedented steps to help reduce headwinds to the global economy. With significant declines in commodity prices and weak labor markets, deflation reared its head in the second half of 2008. Against this backdrop, the Portfolio’s average underweight to fixed-income detracted from results; however, the overweight position in cash and an average underweight position in equities strongly added to performance.

Within equities, an average underweight position to the Eurozone, Canada and Asia ex-Japan contributed to results, while an average overweight position in the U.S. and emerging markets as well as an average underweight position in Japan detracted from performance. Global equities tumbled in 2008 as a result of mounting problems in the housing, credit, and consumer sectors of the global economy. Within U.S. sectors, security selection within energy enhanced performance. Within Europe sectors, an underweight position in materials improved returns, but was partially offset by losses from an underweight position in energy.

Within fixed-income, global government bonds benefited from recessionary concerns and financial market turmoil. Gains from an average overweight position in Australia were offset by negative contributions from average underweight positions in the U.S., Japan, and Canada.

Within active currency positions, the Portfolio’s overweight in the Japanese yen was beneficial, as the unwinding of carry trades and rising risk aversion caused the Japanese yen to appreciate against the U.S. dollar.

Current Strategy and Outlook: The Portfolio employs a global strategy which invests in multiple asset classes, countries, sectors, currencies and opportunistic investments. It is actively managed in an effort to add value from multiple market inefficiencies. In our opinion, the most effective way to capture these market inefficiencies is through a combination of quantitative and fundamental analysis. The investment process follows a hierarchy of top-down decision-making.

*	Formerly known as the Lehman Brothers U.S. Aggregate Bond Index. As of October 31, 2008 all Lehman Brothers indices were renamed: the words “Lehman Brothers” changed to “Barclays Capital.”

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of December 31, 2008
(as a percent of net assets)

U.S. Treasury Bond, 4.000%, due 08/15/18	12.2%
Federal National Mortgage Association, 4.875%, due 05/18/12	4.9%
Federal Home Loan Mortgage Corporation, 5.500%, due 08/20/12	4.2%
iShares iBoxx Investment Grade Corporate Bond Fund	1.6%
ExxonMobil Corp.	0.9%
iShares MSCI Emerging Markets Index Fund	0.8%
JPMorgan Chase & Co.	0.5%
HSBC Holdings PLC	0.5%
Chevron Corp.	0.5%
AT&T, Inc.	0.4%

*	Excludes short-term investments related to ING Institutional Prime Money Market Fund — Class I.

Portfolio holdings are subject to change daily.

ING Van Kampen Global Tactical Asset Allocation Portfolio
Portfolio Managers’ Report

Cumulative Returns for the Periods Ended December 31, 2008
	Since Inception
	of Class S
	September 17, 2008

Class S	(14.00)%
MSCI World IndexSM(1)	(21.77	)%(3)
Composite Index(2)	(12.09	)%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Van Kampen Global Tactical Asset Allocation Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end. For variable universal life policies, please log on to www.ing.com/us to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The MSCI World Indexsm is an unmanaged index of developed- and emerging-market equities in nations throughout the world.

(2)	The Composite Index is comprised of 65% MSCI World IndexSM, 30% Barclays Capital U.S. Aggregate Bond Index, and 5% Citi 3-month T-Bill Index.

(3)	Since inception performance of the indices is shown from October 1, 2008.

ING Van Kampen Growth and Income Portfolio
Portfolio Managers’ Report

Industry Allocation
as of December 31, 2008
(as a percent of net assets)
Portfolio holdings are subject to change daily.

ING Van Kampen Growth and Income Portfolio (the “Portfolio”) seeks long-term growth of capital and income. The Portfolio is managed by the Van Kampen Equity Income team*. Current members jointly and primarily responsible for the day-to-day management the Portfolio are Thomas Bastian, CFA, Mary Jayne Maly, CFA, Managing Directors, and James Roeder, CFA, Mark Laskin and Sergio Marcheli, Executive Directors, of Morgan Stanley Investment Management, Inc. (d/b/a “Van Kampen”) — the Sub-Adviser.

Performance: For the year ended December 31, 2008, the Portfolio’s Class S shares, provided a total return of (32.26)%, compared to the Russell 1000® Value Index(1), which returned (36.85)%, for the same period.

Portfolio Specifics: All sectors in the Russell 1000® Value Index had negative absolute returns for the period. Although the same was true for the Portfolio, on a relative basis the Portfolio outperformed than the Russell 1000® Value Index. Specifically, stock selection in the financial services sector was a positive contributor to relative performance. The Portfolio had better relative performance in diversified financial services, due to a holding that was more resilient than many of its peers because of its lower subprime mortgage exposure. The Portfolio’s insurance stocks, particularly in the property and casualty segment, also held up relatively well because of these companies’ comparatively more conservative balance sheets. An overweight position in the consumer staples sector was another positive relative contributor. Within the sector, the Portfolio held a food and staples retailer that benefited from prudent inventory management and scaling down its growth strategy. Stock selection in the materials sector helped the Portfolio sidestep some of the sector’s volatility. The Portfolio avoided exposure to the heavily commodity-oriented companies that declined strongly when commodity prices began to fall and instead owned a gold mining company which held up better than its peers in the difficult environment.

Other investments were a source of negative relative performance, however. The Portfolio’s underweight positions in the energy and utilities sectors were relative detractors. Although the sectors had negative returns for the period, they were among the better performing sectors in the Russell 1000® Value Index. Stock selection in the consumer discretionary sector also was an area of weakness, as retail holdings were hurt by falling consumer spending and media holdings saw declining advertising revenues.

Current Strategy and Outlook: The turmoil of the past year has not changed our underlying investment philosophy or our stock selection process. We continue to seek what we believe are undervalued companies that are experiencing a positive change or catalyst that should have a positive impact on the stock valuation. Such catalysts could be new company management, growth or consolidation within an industry or sector, or new products. As a result of this process, during the year, the Portfolio’s financials and energy weightings increased. The consumer staples weighting declined as we pared down good performing holdings that no longer fit our risk-return profile. The Portfolio’s top five sectors as of the end of the period were financials, healthcare, consumer staples, consumer discretionary, and energy.

*	Effective January 1, 2009, James Gilligan was replaced by Thomas Bastian as lead portfolio manager to the Portfolio. Additionally, Mary Jayne Maly was added as a co-portfolio manager to the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings
as of December 31, 2008
(as a percent of net assets)

JPMorgan Chase & Co.	4.9%
Marsh & McLennan Cos., Inc.	3.5%
Unilever NV ADR	3.0%
Time Warner, Inc.	2.9%
Schering-Plough Corp.	2.6%
American Electric Power Co., Inc.	2.6%
Cadbury PLC ADR	2.5%
Bayer AG ADR	2.5%
Verizon Communications, Inc.	2.4%
Raytheon Co.	2.2%

Portfolio holdings are subject to change daily.

ING Van Kampen Growth and Income Portfolio
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2008
				Since Inception		Since Inception		Since Inception
				of Class ADV		of Class I		of Class S2
	1 Year	5 Year	10 Year	February 22, 2004		April 28, 2006		September 9, 2002

Class ADV	(32.49)%	—	—	(0.81)%		—		—
Class I	(32.08)%	—	—	—		(9.39)%		—
Class S	(32.26)%	0.25%	0.98%	—		—		—
Class S2	(32.36)%	0.09%	—	—		—		3.89%
Russell 1000® Value Index(1)	(36.85)%	(0.79)%	1.36%	(1.61	)%(2)	(12.08	)%(3)	3.10	%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Van Kampen Growth and Income Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The Russell 1000® Value Index is an unmanaged index that measures the performance of those Russell 1000 securities with lower price-to-book ratios and lower forecasted growth values.

(2)	Since inception performance of the indices is shown from March 1, 2004.

(3)	Since inception performance of the indices is shown from May 1, 2006.

(4)	Since inception performance of the index is shown from September 1, 2002.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2008 to December 31, 2008. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your annuity contract. Expenses would have been higher if such charges were included.

Actual Expenses

The first section of the table shown, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning	Ending		Expenses Paid	Beginning	Ending		Expenses Paid
	Account	Account		During the	Account	Account		During the
	Value	Value	Annualized	Period Ended	Value	Value	Annualized	Period Ended
	July 1,	December 31,	Expense	December 31,	July 1,	December 31,	Expense	December 31,
	2008	2008	Ratio	2008*	2008	2008	Ratio	2008*

ING AllianceBernstein Mid Cap Growth Portfolio

Class ADV	$1,000.00	$647.40	1.38%	$5.71	$1,000.00	$1,018.20	1.38%	$7.00
Class I	1,000.00	648.40	0.78	3.23	1,000.00	1,021.22	0.78	3.96
Class S	1,000.00	648.20	1.03	4.27	1,000.00	1,019.96	1.03	5.23
Class S2	1,000.00	647.50	1.18	4.89	1,000.00	1,019.20	1.18	5.99
ING Evergreen Health Sciences Portfolio

Class ADV	1,000.00	798.30	1.35	6.10	1,000.00	1,018.35	1.35	6.85
Class I	1,000.00	801.90	0.75	3.40	1,000.00	1,021.37	0.75	3.81
Class S	1,000.00	800.70	1.00	4.53	1,000.00	1,020.11	1.00	5.08
Class S2	1,000.00	800.00	1.15	5.20	1,000.00	1,019.36	1.15	5.84

*	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning	Ending		Expenses Paid	Beginning	Ending		Expenses Paid
	Account	Account		During the	Account	Account		During the
	Value	Value	Annualized	Period Ended	Value	Value	Annualized	Period Ended
	July 1,	December 31,	Expense	December 31,	July 1,	December 31,	Expense	December 31,
	2008	2008	Ratio	2008*	2008	2008	Ratio	2008*

ING FMRSM Diversified Mid Cap Portfolio

Class ADV	$1,000.00	$649.50	1.24%	$5.14	$1,000.00	$1,018.90	1.24%	$6.29
Class I	1,000.00	651.00	0.64	2.66	1,000.00	1,021.92	0.64	3.25
Class S	1,000.00	650.40	0.89	3.69	1,000.00	1,020.66	0.89	4.52
Class S2	1,000.00	649.40	1.04	4.31	1,000.00	1,019.91	1.04	5.28
ING Global Real Estate Portfolio

Class ADV	1,000.00	658.90	1.50	6.25	1,000.00	1,017.60	1.50	7.61
Class I	1,000.00	661.70	0.90	3.76	1,000.00	1,020.61	0.90	4.57
Class S	1,000.00	660.10	1.15	4.80	1,000.00	1,019.36	1.15	5.84
Class S2	1,000.00	659.60	1.30	5.42	1,000.00	1,018.60	1.30	6.60
ING Global Resources Portfolio

Class ADV	1,000.00	521.30	1.24	4.74	1,000.00	1,018.90	1.24	6.29
Class I	1,000.00	522.70	0.64	2.45	1,000.00	1,021.92	0.64	3.25
Class S	1,000.00	522.20	0.89	3.41	1,000.00	1,020.66	0.89	4.52
Class S2	1,000.00	521.90	1.04	3.98	1,000.00	1,019.91	1.04	5.28
ING Janus Contrarian Portfolio

Class ADV	1,000.00	593.60	1.34	5.37	1,000.00	1,018.40	1.34	6.80
Class I	1,000.00	596.20	0.74	2.97	1,000.00	1,021.42	0.74	3.76
Class S	1,000.00	594.90	0.99	3.97	1,000.00	1,020.16	0.99	5.03
Class S2	1,000.00	594.50	1.14	4.57	1,000.00	1,019.41	1.14	5.79
ING JPMorgan Emerging Markets Equity Portfolio

Class ADV	1,000.00	561.90	1.85	7.26	1,000.00	1,015.84	1.85	9.37
Class I	1,000.00	563.20	1.25	4.91	1,000.00	1,018.85	1.25	6.34
Class S	1,000.00	562.60	1.50	5.89	1,000.00	1,017.60	1.50	7.61
Class S2	1,000.00	562.50	1.65	6.48	1,000.00	1,016.84	1.65	8.36
ING Julius Baer Foreign Portfolio

Class ADV	1,000.00	632.70	1.47	6.03	1,000.00	1,017.75	1.47	7.46
Class I	1,000.00	636.00	0.87	3.58	1,000.00	1,020.76	0.87	4.42
Class S	1,000.00	634.90	1.12	4.60	1,000.00	1,019.51	1.12	5.69
Class S2	1,000.00	634.50	1.27	5.22	1,000.00	1,018.75	1.27	6.44
ING Liquid Assets Portfolio

Class I	1,000.00	1,010.80	0.28	1.42	1,000.00	1,023.73	0.28	1.42
Class S	1,000.00	1,009.50	0.53	2.68	1,000.00	1,022.47	0.53	2.69
Class S2	1,000.00	1,008.80	0.68	3.43	1,000.00	1,021.72	0.68	3.46
ING Marsico Growth Portfolio

Class ADV	1,000.00	688.80	1.38	5.86	1,000.00	1,018.20	1.38	7.00
Class I	1,000.00	691.20	0.78	3.32	1,000.00	1,021.22	0.78	3.96
Class S	1,000.00	690.20	1.03	4.38	1,000.00	1,019.96	1.03	5.23
Class S2	1,000.00	689.80	1.18	5.01	1,000.00	1,019.20	1.18	5.99
ING Marsico International Opportunities Portfolio

Class ADV	1,000.00	576.40	1.28	5.07	1,000.00	1,018.70	1.28	6.50
Class I	1,000.00	578.30	0.68	2.70	1,000.00	1,021.72	0.68	3.46
Class S	1,000.00	577.40	0.93	3.69	1,000.00	1,020.46	0.93	4.72
Class S2	1,000.00	576.90	1.08	4.28	1,000.00	1,019.71	1.08	5.48

*	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning	Ending		Expenses Paid	Beginning	Ending		Expenses Paid
	Account	Account		During the	Account	Account		During the
	Value	Value	Annualized	Period Ended	Value	Value	Annualized	Period Ended
	July 1,	December 31,	Expense	December 31,	July 1,	December 31,	Expense	December 31,
	2008	2008	Ratio	2008*	2008	2008	Ratio	2008*

ING MFS Total Return Portfolio

Class ADV	$1,000.00	$831.00	1.26%	$5.80	$1,000.00	$1,018.80	1.26%	$6.39
Class I	1,000.00	833.60	0.66	3.04	1,000.00	1,021.82	0.66	3.35
Class S	1,000.00	832.70	0.91	4.19	1,000.00	1,020.56	0.91	4.62
Class S2	1,000.00	832.30	1.06	4.88	1,000.00	1,019.81	1.06	5.38
ING MFS Utilities Portfolio

Class ADV	1,000.00	633.80	1.38	5.67	1,000.00	1,018.20	1.38	7.00
Class I	1,000.00	635.40	0.78	3.21	1,000.00	1,021.22	0.78	3.96
Class S	1,000.00	634.70	1.03	4.23	1,000.00	1,019.96	1.03	5.23
Class S2	1,000.00	635.70	1.18	4.85	1,000.00	1,019.20	1.18	5.99
ING Oppenheimer Main Street Portfolio®

Class ADV	1,000.00	677.60	1.26	5.31	1,000.00	1,018.80	1.26	6.39
Class I	1,000.00	680.00	0.66	2.79	1,000.00	1,021.82	0.66	3.35
Class S	1,000.00	679.50	0.91	3.84	1,000.00	1,020.56	0.91	4.62
Class S2	1,000.00	678.60	1.06	4.47	1,000.00	1,019.81	1.06	5.38
ING PIMCO Core Bond Portfolio

Class ADV	1,000.00	1,016.20	1.16	5.88	1,000.00	1,019.30	1.16	5.89
Class I	1,000.00	1,020.10	0.56	2.84	1,000.00	1,022.32	0.56	2.85
Class S	1,000.00	1,019.00	0.81	4.11	1,000.00	1,021.06	0.81	4.12
Class S2	1,000.00	1,017.90	0.96	4.87	1,000.00	1,020.31	0.96	4.88
ING Pioneer Mid Cap Value Portfolio

Class ADV	1,000.00	719.40	1.24	5.36	1,000.00	1,018.90	1.24	6.29
Class I	1,000.00	722.40	0.64	2.77	1,000.00	1,021.92	0.64	3.25
Class S	1,000.00	720.90	0.89	3.85	1,000.00	1,020.66	0.89	4.52
Class S2	1,000.00	720.30	1.04	4.50	1,000.00	1,019.91	1.04	5.28
ING T. Rowe Price Capital Appreciation Portfolio

Class ADV	1,000.00	750.60	1.25	5.50	1,000.00	1,018.85	1.25	6.34
Class I	1,000.00	752.80	0.65	2.86	1,000.00	1,021.87	0.65	3.30
Class S	1,000.00	751.70	0.90	3.96	1,000.00	1,020.61	0.90	4.57
Class S2	1,000.00	751.10	1.05	4.62	1,000.00	1,019.86	1.05	5.33
ING T. Rowe Price Equity Income Portfolio

Class ADV	1,000.00	743.50	1.25	5.48	1,000.00	1,018.85	1.25	6.34
Class I	1,000.00	746.20	0.65	2.85	1,000.00	1,021.87	0.65	3.30
Class S	1,000.00	744.90	0.90	3.95	1,000.00	1,020.61	0.90	4.57
Class S2	1,000.00	744.30	1.05	4.60	1,000.00	1,019.86	1.05	5.33
ING Van Kampen Capital Growth Portfolio

Class ADV	1,000.00	565.70	1.24	4.88	1,000.00	1,018.90	1.24	6.29
Class I	1,000.00	567.40	0.64	2.52	1,000.00	1,021.92	0.64	3.25
Class S	1,000.00	566.70	0.89	3.50	1,000.00	1,020.66	0.89	4.52
Class S2	1,000.00	566.60	1.04	4.10	1,000.00	1,019.91	1.04	5.28
ING Van Kampen Global Franchise Portfolio

Class ADV	1,000.00	829.30	1.57	7.22	1,000.00	1,017.24	1.57	7.96
Class I	1,000.00	831.80	0.97	4.47	1,000.00	1,020.26	0.97	4.93
Class S	1,000.00	830.30	1.22	5.61	1,000.00	1,019.00	1.22	6.19
Class S2	1,000.00	830.00	1.37	6.30	1,000.00	1,018.25	1.37	6.95

*	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning	Ending		Expenses Paid	Beginning	Ending		Expenses Paid
	Account	Account		During the	Account	Account		During the
	Value	Value	Annualized	Period Ended	Value	Value	Annualized	Period Ended
	July 1,	December 31,	Expense	December 31,	July 1,	December 31,	Expense	December 31,
	2008	2008	Ratio	2008*	2008	2008	Ratio	2008*

ING Van Kampen Global Tactical Asset Allocation Portfolio

Class S(a)	$1,000.00	$861.00	1.18%	$3.15	$1,000.00	$1,019.20	1.18%	$5.99
ING Van Kampen Growth and Income Portfolio

Class ADV	1,000.00	774.50	1.25	5.58	1,000.00	1,018.85	1.25	6.34
Class I	1,000.00	777.20	0.65	2.90	1,000.00	1,021.87	0.65	3.30
Class S	1,000.00	775.90	0.90	4.02	1,000.00	1,020.61	0.90	4.57
Class S2	1,000.00	775.50	1.05	4.69	1,000.00	1,019.86	1.05	5.33

*	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half-year.

(a)	Commencement of operations was September 17, 2008. Actual Portfolio Return expenses paid reflect the 105 day period ended December 31, 2008.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees
ING Investors Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of ING AllianceBernstein Mid Cap Growth Portfolio, ING Evergreen Health Sciences Portfolio, ING FMRSM Diversified Mid Cap Portfolio, ING Global Real Estate Portfolio, ING Global Resources Portfolio, ING Janus Contrarian Portfolio, ING JPMorgan Emerging Markets Equity Portfolio, ING Julius Baer Foreign Portfolio, ING Liquid Assets Portfolio, ING Marsico Growth Portfolio, ING Marsico International Opportunities Portfolio, ING MFS Total Return Portfolio, ING MFS Utilities Portfolio, ING Oppenheimer Main Street Portfolio, ING PIMCO Core Bond Portfolio, ING Pioneer Mid Cap Value Portfolio, ING T. Rowe Price Capital Appreciation Portfolio, ING T. Rowe Price Equity Income Portfolio, ING Van Kampen Capital Growth Portfolio, ING Van Kampen Global Franchise Portfolio, ING Van Kampen Global Tactical Asset Allocation Portfolio, and ING Van Kampen Growth and Income Portfolio, each a series of ING Investors Trust, as of December 31, 2008, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolios of ING Investors Trust as of December 31, 2008, and the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 27, 2009

*	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half-year.

(a)	Commencement of operations was September 17, 2008. Actual Portfolio Return expenses paid reflect the 105 day period ended December 31, 2008.

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2008

	ING	ING	ING	ING
	AllianceBernstein	Evergreen	FMRSM Diversified	Global
	Mid Cap Growth	Health Sciences	Mid Cap	Real Estate
	Portfolio	Portfolio	Portfolio	Portfolio

ASSETS:
Investments in securities at value+*	$227,242,119	$177,552,653	$862,190,871	$399,259,926
Short-term investments**	12,747,476	—	81,242,925	8,111,749
Short-term investments in affiliate***	1,377,441	11,250,352	12,711,801	—
Cash	—	—	364,189	—
Foreign currencies at value****	—	—	4,441,641	35,324
Receivables:
Investment securities sold	1,101,285	—	7,539,105	19,332,047
Fund shares sold	2,937,694	938	5,079,737	3,111,826
Dividends and interest	182,361	163,930	1,091,180	2,949,462
Prepaid expenses	1,786	770	5,341	1,030
Reimbursement due from manager	—	—	—	52,358

Total assets	245,590,162	188,968,643	974,666,790	432,853,722

LIABILITIES:
Payable for investment securities purchased	538,441	1,000,238	5,334,958	876,797
Payable for fund shares redeemed	—	949,343	89,979	43,640
Payable upon receipt of securities loaned	13,057,158	—	81,592,685	8,186,298
Payable to affiliates	193,975	149,424	616,030	336,973
Payable to custodian due to bank overdraft	—	7,582	—	5,280,300
Payable to custodian due to foreign currency overdraft*****	—	172	—	—
Payable for trustee fees	—	—	—	2,158
Other accrued expenses and liabilities	—	—	—	122,509

Total liabilities	13,789,574	2,106,759	87,633,652	14,848,675

NET ASSETS	$231,800,588	$186,861,884	$887,033,138	$418,005,047

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$476,044,145	$231,355,778	$1,447,638,917	$719,518,897
Undistributed net investment income	—	—	951,879	10,208,942
Accumulated net realized loss on investments and foreign currency related transactions	(188,591,529)	(18,288,281)	(345,735,313)	(144,176,479)
Net unrealized depreciation on investments and foreign currency related transactions	(55,652,028	(26,205,613)	(215,822,345)	(167,546,313)

NET ASSETS	$231,800,588	$186,861,884	$887,033,138	$418,005,047

+ Including securities loaned at value	$13,090,297	$—	$80,566,256	$7,976,938
* Cost of investments in securities	$282,584,465	$203,759,524	$1,077,632,838	$566,734,060
** Cost of short-term investments	$13,057,158	$—	$81,592,685	$8,186,298
*** Cost of short-term investments in affiliate	$1,377,441	$11,250,352	$12,711,801	$—
**** Cost of foreign currencies	$—	$—	$4,479,711	$35,175
***** Cost of foreign currency overdraft	$—	$153	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2008 (continued)

	ING	ING	ING	ING
	AllianceBernstein	Evergreen	FMRSM Diversified	Global
	Mid Cap Growth	Health Sciences	Mid Cap	Real Estate
	Portfolio	Portfolio	Portfolio	Portfolio

Class ADV:
Net assets	$470	$703	$6,321,237	$645
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	65	83	744,970	91
Net asset value and redemption price per share	$7.23	$8.47	$8.49	$7.07
Class I:
Net assets	$6,233,006	$5,626,320	$158,267,519	$272,110,702
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	836,706	655,170	18,464,804	38,235,240
Net asset value and redemption price per share	$7.45	$8.59	$8.57	$7.12
Class S:
Net assets	$215,922,272	$181,234,153	$688,118,510	$144,198,547
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	29,233,412	21,156,923	80,505,387	20,333,522
Net asset value and redemption price per share	$7.39	$8.57	$8.55	$7.09
Class S2:
Net assets	$9,644,840	$708	$34,325,872	$1,695,153
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	1,323,419	83	4,026,701	238,374
Net asset value and redemption price per share	$7.29	$8.54	$8.52	$7.11

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2008

	ING	ING	ING	ING
	Global	Janus	JPMorgan Emerging	Julius Baer
	Resources	Contrarian	Markets Equity	Foreign
	Portfolio	Portfolio	Portfolio	Portfolio

ASSETS:
Investments in securities at value+*	$724,652,449	$603,419,004	$655,996,401	$1,450,192,198
Short-term investments**	34,070,654	48,790,843	81,452,369	75,995,326
Short-term investments in affiliate***	18,541,000	—	—	14,186,595
Short-term investments at amortized cost	2,265,000	—	—	—
Cash	104,459	3,733,607	19,168,657	95,430
Foreign currencies at value****	1,249,994	1,885,890	4,017,499	18,106,664
Receivables:
Investment securities sold	7,234,792	4,273,680	—	1,011,382
Fund shares sold	9,480,467	9,741,644	12,153,519	8,888,447
Dividends and interest	769,560	953,124	1,928,032	2,536,524
Unrealized appreciation on forward foreign currency contracts	—	707,595	—	5,008,603
Receivable for terminated investment contracts	—	140,803	—	—
Prepaid expenses	3,756	2,853	4,668	8,326
Reimbursement due from manager	—	85,542	—	—

Total assets	798,372,131	673,734,585	774,721,145	1,576,029,495

LIABILITIES:
Payable for investment securities purchased	23,190,138	—	—	1,717,492
Payable for fund shares redeemed	139,752	13,351	65,434	116,639
Payable upon receipt of securities loaned	34,476,463	49,114,602	82,371,068	76,470,760
Unrealized depreciation on forward foreign currency contracts	—	679,580	—	15,717,951
Payable to affiliates	524,370	481,552	796,037	1,178,085
Payable for trustee fees	14,413	—	83,286	—

Total liabilities	58,345,136	50,289,085	83,315,825	95,200,927

NET ASSETS	$740,026,995	$623,445,500	$691,405,320	$1,480,828,568

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$1,191,583,382	$1,134,252,575	$932,932,689	$2,206,896,446
Undistributed net investment income	2,661,133	1,023,119	14,091,668	56,253,901
Accumulated net realized loss on investments, foreign currency related transactions, and written options	(133,925,347)	(142,792,595)	(82,615,213)	(504,020,984)
Net unrealized depreciation on investments and foreign currency related transactions	(320,292,173)	(369,037,599)	(173,003,824)	(278,300,795)

NET ASSETS	$740,026,995	$623,445,500	$691,405,320	$1,480,828,568

+ Including securities loaned at value	$34,010,727	$50,757,597	$78,232,747	$72,173,079
* Cost of investments in securities	$1,044,532,270	$972,139,031	$827,834,927	$1,717,029,393
** Cost of short-term investments	$34,476,463	$49,114,602	$82,371,068	$76,470,760
*** Cost of short-term investments in affiliate	$18,541,000	$—	$—	$14,186,595
**** Cost of foreign currencies	$1,251,470	$1,898,055	$4,261,097	$18,336,137

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2008 (continued)

	ING	ING	ING	ING
	Global	Janus	JPMorgan Emerging	Julius Baer
	Resources	Contrarian	Markets Equity	Foreign
	Portfolio	Portfolio	Portfolio	Portfolio

Class ADV:
Net assets	$1,983,489	$500,931	$2,317,613	$1,372,132
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	154,722	65,029	196,465	149,502
Net asset value and redemption price per share	$12.82	$7.70	$11.80	$9.18
Class I:
Net assets	$23,664,194	$156,515,367	$203,797,166	$821,759,841
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	1,800,755	19,974,523	16,935,162	87,426,003
Net asset value and redemption price per share	$13.14	$7.84	$12.03	$9.40
Class S:
Net assets	$691,844,917	$447,678,239	$464,608,520	$616,029,861
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	53,095,891	57,311,138	38,707,759	66,094,655
Net asset value and redemption price per share	$13.03	$7.81	$12.00	$9.32
Class S2:
Net assets	$22,534,395	$18,750,963	$20,682,021	$41,666,734
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	1,742,850	2,419,145	1,735,714	4,494,658
Net asset value and redemption price per share	$12.93	$7.75	$11.92	$9.27

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2008

	ING	ING	ING	ING
	Liquid	Marsico	Marsico	MFS
	Assets	Growth	International Opportunities	Total Return
	Portfolio	Portfolio	Portfolio	Portfolio

ASSETS:
Investments in securities at value+*	$—	$643,472,009	$372,108,606	$987,099,750
Short-term investments**	—	11,944,584	2,970,405	57,766,433
Short-term investments in affiliate***	—	74,575,103	32,864,633	—
Short-term investments at amortized cost	2,553,812,508	—	—	—
Cash	304,284,858	6,356	—	10,299,410
Foreign currencies at value****	—	—	180,021	—
Receivables:
Investment securities sold	—	—	149,644	1,293,275
Fund shares sold	730,336	4,555,114	5,320,953	123,959
Dividends and interest	3,212,348	1,374,641	1,320,216	5,363,182
Prepaid expenses	312,406	3,442	2,517	5,273
Reimbursement due from manager	—	—	88,037	—

Total assets	2,862,352,456	735,931,249	415,005,032	1,061,951,282

LIABILITIES:
Payable for investment securities purchased	—	—	2,173,611	1,165,059
Payable for fund shares redeemed	23,545,372	329,598	260,349	8,430,857
Payable upon receipt of securities loaned	—	12,634,883	3,150,675	58,243,498
Payable to affiliates	1,223,549	568,694	247,695	747,915
Payable for trustee fees	13,215	—	3,859	—
Other accrued expenses and liabilities	—	55,000	132,095	—

Total liabilities	24,782,136	13,588,175	5,968,284	68,587,329

NET ASSETS	$2,837,570,320	$722,343,074	$409,036,748	$993,363,953

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$2,834,280,368	$1,569,904,247	$714,622,890	$1,296,955,175
Undistributed net investment income	—	7,048,194	6,348,125	2,159,322
Accumulated net realized gain (loss) on investments and foreign currency related transactions	3,289,952	(793,703,748)	(173,229,778)	(160,392,063)
Net unrealized depreciation on investments and foreign currency related transactions	—	(60,905,619)	(138,704,489)	(145,358,481)

NET ASSETS	$2,837,570,320	$722,343,074	$409,036,748	$993,363,953

+ Including securities loaned at value	$—	$12,388,453	$2,851,553	$57,006,946
* Cost of investments in securities	$—	$703,687,329	$510,649,488	$1,131,983,748
** Cost of short-term investments	$—	$12,634,883	$3,150,675	$58,243,498
*** Cost of short-term investments in affiliate	$—	$74,575,103	$32,864,633	$—
**** Cost of foreign currencies	$—	$—	$176,545	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2008 (continued)

	ING	ING	ING	ING
	Liquid	Marsico	Marsico	MFS
	Assets	Growth	International Opportunities	Total Return
	Portfolio	Portfolio	Portfolio	Portfolio

Class ADV:
Net assets	n/a	$3,818,096	$4,325,614	$1,960,472
Shares authorized	n/a	unlimited	unlimited	unlimited
Par value	n/a	$0.001	$0.001	$0.001
Shares outstanding	n/a	343,589	562,806	164,685
Net asset value and redemption price per share	n/a	$11.11	$7.69	$11.90
Class I:
Net assets	$204,154,661	$249,019,656	$210,871,430	$121,270,200
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	203,859,926	21,927,952	27,396,142	10,215,013
Net asset value and redemption price per share	$1.00	$11.36	$7.70	$11.87
Class S:
Net assets	$2,461,485,866	$455,225,161	$193,839,190	$836,604,461
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	2,458,599,375	40,502,100	25,305,957	70,296,222
Net asset value and redemption price per share	$1.00	$11.24	$7.66	$11.90
Class S2:
Net assets	$171,929,793	$14,280,161	$514	$33,528,820
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	171,729,692	1,279,490	67	2,836,760
Net asset value and redemption price per share	$1.00	$11.16	$7.64	$11.82

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2008

	ING	ING	ING	ING
	MFS	Oppenheimer	PIMCO	Pioneer
	Utilities	Main Street	Core Bond	Mid Cap Value
	Portfolio	Portfolio®	Portfolio	Portfolio

ASSETS:
Investments in securities at value+*	$391,515,671	$248,177,213	$4,266,628,716	$784,609,109
Short-term investments**	—	8,415,873	6,201,737	3,611,463
Short-term investments in affiliate***	—	2,499,042	—	27,770,352
Short-term investments at amortized cost	—	—	140,253,004	—
Cash	19,614,926	15,135	37,987,079	—
Cash collateral for futures	—	—	11,662,200	—
Foreign currencies at value****	273	—	8,647,433	—
Receivables:
Investment securities sold	1,058,594	191,171	136,299,500	5,291,361
Fund shares sold	1,082,411	703,859	452,672	471,353
Dividends and interest	1,127,034	389,880	23,956,816	2,028,801
Variation margin	—	—	143,377	—
Unrealized appreciation on forward foreign currency contracts	1,554,619	—	3,392,550	—
Upfront payments made on swap agreements	—	—	5,297,674	—
Unrealized appreciation on swap agreements	—	—	39,409,518	—
Prepaid expenses	2,309	1,688	6,508	3,506
Receivable for investment securities sold on a delayed-delivery or when-issued basis	—	—	637,819,219	—
Receivable for terminated investment contracts	—	—	90,111	—

Total assets	415,955,837	260,393,861	5,318,248,114	823,785,945

LIABILITIES:
Payable for investment securities purchased	5,102,494	5,240	180,924,575	—
Payable for fund shares redeemed	992	170,920	59,716,786	1,388,767
Payable for futures variation margin	—	—	776,064	—
Payable upon receipt of securities loaned	—	8,520,461	6,657,860	3,654,334
Sales commitments, at value (Note 2)	—	—	202,994,198	—
Unrealized depreciation on forward foreign currency contracts	57,043	—	10,237,730	—
Upfront payments received on swap agreements	—	—	14,108,296	—
Unrealized depreciation on swap agreements	—	—	61,370,926	—
Payable for collateral received from counterparties	—	—	14,834,000	—
Payable to affiliates	315,289	189,570	1,851,050	520,185
Payable for trustee fees	2,610	—	—	—
Other accrued expenses and liabilities	116,093	—	132,508	11,282
Written options	—	—	16,611,937	—
Payable for investment securities purchased on a delayed-delivery or when-issued basis	—	—	1,757,024,469	—

Total liabilities	5,594,521	8,886,191	2,327,240,399	5,574,568

NET ASSETS	$410,361,316	$251,507,670	$2,991,007,715	$818,211,377

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$611,255,302	$544,556,565	$2,885,585,276	$1,235,938,413
Undistributed net investment income	3,514,534	262,553	152,915,061	948,624
Accumulated net realized gain (loss) on investments, foreign currency related transactions, futures, swaps, written options, and sales commitments	(52,521,992)	(186,396,549)	68,219,078	(203,558,183)
Net unrealized depreciation on investments, foreign currency related transactions, futures, swaps, written options, and sales commitments	(151,886,528)	(106,914,899)	(115,711,700)	(215,117,477)

NET ASSETS	$410,361,316	$251,507,670	$2,991,007,715	$818,211,377

+ Including securities loaned at value	$—	$8,494,093	$6,529,360	$3,810,438
* Cost of investments in securities	$544,882,750	$354,987,767	$4,391,360,863	$999,683,715
** Cost of short-term investments	$—	$8,520,461	$6,657,860	$3,654,334
*** Cost of short-term investments in affiliate	$—	$2,499,042	$—	$27,770,352
**** Cost of foreign currencies	$273	$—	$8,504,151	$—
Premiums received from written options	$—	$—	$4,804,001	$—
Cost of sales commitments	$—	$—	$201,611,511	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2008 (continued)

	ING	ING	ING	ING
	MFS	Oppenheimer	PIMCO	Pioneer
	Utilities	Main Street	Core Bond	Mid Cap Value
	Portfolio	Portfolio®	Portfolio	Portfolio

Class ADV:
Net assets	$617,940	$676	$1,091	$44,009
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	65,118	56	97	5,860
Net asset value and redemption price per share	$9.49	$12.07	$11.30	$7.51
Class I:
Net assets	$4,858,280	$3,491,014	$778,611,149	$311,830,587
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	509,539	288,502	67,892,888	41,104,482
Net asset value and redemption price per share	$9.53	$12.10	$11.47	$7.59
Class S:
Net assets	$404,884,425	$245,382,963	$2,150,993,542	$506,336,140
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	42,568,461	20,169,062	187,446,493	66,774,700
Net asset value and redemption price per share	$9.51	$12.17	$11.48	$7.58
Class S2:
Net assets	$671	$2,633,017	$61,401,933	$641
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	69	217,034	5,377,476	84
Net asset value and redemption price per share	$9.67	$12.13	$11.42	$7.65

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2008

	ING	ING	ING
	T. Rowe Price	T. Rowe Price	Van Kampen
	Capital Appreciation	Equity Income	Capital Growth
	Portfolio	Portfolio	Portfolio

ASSETS:
Investments in securities at value+*	$2,405,445,559	$901,694,661	$281,657,251
Short-term investments**	42,945,602	34,717,939	23,919,122
Short-term investments in affiliate***	—	—	14,376,444
Short-term investments at amortized cost	270,559,633	26,313,938	—
Cash	9,326,560	4,248,806	—
Receivables:
Investment securities sold	9,008,565	—	—
Fund shares sold	568,838	1,128,007	3,814,586
Dividends and interest	8,515,170	2,374,405	92,780
Prepaid expenses	12,063	4,917	2,556

Total assets	2,746,381,990	970,482,673	323,862,739

LIABILITIES:
Payable for investment securities purchased	40,767,892	—	—
Payable for fund shares redeemed	7,984,452	36,488	128,046
Payable upon receipt of securities loaned	43,456,026	35,149,854	24,272,699
Payable to affiliates	1,936,991	590,347	178,720
Payable to custodian due to foreign currency overdraft****	—	—	231
Written options	2,560,124	—	—

Total liabilities	96,705,485	35,776,689	24,579,696

NET ASSETS	$2,649,676,505	$934,705,984	$299,283,043

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$3,565,359,874	$1,329,218,771	$574,025,692
Undistributed net investment income	4,862,379	2,122,409	1,599,406
Accumulated net realized loss on investments, foreign currency related transactions, and written options	(296,191,949)	(46,657,789)	(77,535,615)
Net unrealized depreciation on investments, foreign currency related transactions, and written options	(624,353,799)	(349,977,407)	(198,806,440)

NET ASSETS	$2,649,676,505	$934,705,984	$299,283,043

+ Including securities loaned at value	$43,002,052	$34,929,451	$23,962,171
* Cost of investments in securities	$3,029,104,510	$1,251,237,968	$480,110,425
** Cost of short-term investments	$43,456,026	$35,149,854	$24,272,699
*** Cost of short-term investments in affiliate	$—	$—	$14,376,444
**** Cost of foreign currency overdraft	$—	$—	$229
Premiums received from written options	$2,421,275	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2008 (continued)

	ING	ING	ING
	T. Rowe Price	T. Rowe Price	Van Kampen
	Capital Appreciation	Equity Income	Capital Growth
	Portfolio	Portfolio	Portfolio
Class ADV:
Net assets	$34,502,577	$12,588,870	$4,726
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	2,270,965	1,496,569	692
Net asset value and redemption price per share	$15.19	$8.41	$6.83
Class I:
Net assets	$167,665,681	$154,488,166	$186,844,923
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	10,887,285	18,288,775	26,948,836
Net asset value and redemption price per share	$15.40	$8.45	$6.93
Class S:
Net assets	$2,376,764,698	$726,076,162	$112,421,527
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	154,113,374	85,800,786	16,367,847
Net asset value and redemption price per share	$15.42	$8.46	$6.87
Class S2:
Net assets	$70,743,549	$41,552,786	$11,867
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	4,604,836	4,936,441	1,741
Net asset value and redemption price per share	$15.36	$8.42	$6.82

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2008

	ING	ING	ING
	Van Kampen	Van Kampen Global	Van Kampen
	Global Franchise	Tactical Asset Allocation	Growth and Income
	Portfolio	Portfolio	Portfolio

ASSETS:
Investments in securities at value+*	$259,694,656	$15,465,894	$531,922,749
Short-term investments**	3,833,385	—	3,801,274
Short-term investments in affiliate***	—	2,000,000	—
Cash	14,384,340	592,313	29,714,920
Cash collateral for futures	—	5,669,754	—
Foreign currencies at value****	362,034	165,980	—
Receivables:
Investment securities sold	—	—	409,152
Fund shares sold	—	15,249	43,938
Dividends and interest	489,956	248,273	1,081,520
Unrealized appreciation on forward foreign currency contracts	1,239,874	122,093	—
Prepaid expenses	1,496	14,246	3,333
Reimbursement due from manager	—	8,059	—

Total assets	280,005,741	24,301,861	566,976,886

LIABILITIES:
Payable for investment securities purchased	71,201	—	1,883,838
Payable for fund shares redeemed	3,156,897	—	1,526,606
Payable upon receipt of securities loaned	3,978,903	—	4,284,092
Unrealized depreciation on forward foreign currency contracts	—	37,639	—
Payable to affiliates	285,858	20,801	417,357
Payable for trustee fees	—	315	—
Other accrued expenses and liabilities	—	8,783	—

Total liabilities	7,492,859	67,538	8,111,893

NET ASSETS	$272,512,882	$24,234,323	$558,864,993

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$304,081,285	$27,587,275	$712,403,872
Undistributed net investment income (accumulated net investment loss)	19,089,244	(81,939)	970,423
Accumulated net realized gain (loss) on investments, foreign currency related transactions, and futures	7,690,218	(1,569,748)	(42,777,266)
Net unrealized depreciation on investments, foreign currency related transactions, and futures	(58,347,865)	(1,701,265)	(111,732,036)

NET ASSETS	$272,512,882	$24,234,323	$558,864,993

+ Including securities loaned at value	$3,869,225	$—	$4,270,405
* Cost of investments in securities	$319,158,038	$17,420,524	$643,171,967
** Cost of short-term investments	$3,978,903	$—	$4,284,092
*** Cost of short-term investments in affiliate	$—	$2,000,000	$—
**** Cost of foreign currencies	$358,620	$158,808	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2008 (continued)

	ING	ING	ING
	Van Kampen	Van Kampen Global	Van Kampen
	Global Franchise	Tactical Asset Allocation	Growth and Income
	Portfolio	Portfolio	Portfolio

Class ADV:
Net assets	$686	n/a	$1,885,524
Shares authorized	unlimited	n/a	unlimited
Par value	$0.001	n/a	$0.001
Shares outstanding	64	n/a	119,326
Net asset value and redemption price per share	$10.78	n/a	$15.80
Class I:
Net assets	$744	n/a	$12,952,512
Shares authorized	unlimited	n/a	unlimited
Par value	$0.001	n/a	$0.001
Shares outstanding	68	n/a	825,751
Net asset value and redemption price per share	$10.89	n/a	$15.69
Class S:
Net assets	$219,214,705	$24,234,323	$499,352,863
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	20,123,281	2,816,549	31,640,073
Net asset value and redemption price per share	$10.89	$8.60	$15.78
Class S2:
Net assets	$53,296,747	n/a	$44,674,094
Shares authorized	unlimited	n/a	unlimited
Par value	$0.001	n/a	$0.001
Shares outstanding	4,920,725	n/a	2,841,706
Net asset value and redemption price per share	$10.83	n/a	$15.72

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended December 31, 2008

	ING	ING	ING	ING
	AllianceBernstein	Evergreen	FMRsm Diversified	Global
	Mid Cap Growth	Health Sciences	Mid Cap	Real Estate
	Portfolio	Portfolio	Portfolio	Portfolio

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$825,920	$1,635,602	$13,429,511	$14,906,162
Interest	13,834	210,676	548,619	16,645
Securities lending income	405,854	—	2,767,306	179,722

Total investment income	1,245,608	1,846,278	16,745,436	15,102,529

EXPENSES:
Investment management fees	—	—	—	3,332,359
Unified fees	2,857,936	1,527,477	7,891,417	—
Distribution and service fees:
Class ADV	6	8	62,935	8
Class S	862,053	492,252	2,369,735	382,658
Class S2	76,014	4	248,372	11,976
Transfer agent fees	—	—	—	1,472
Administrative service fees	—	—	—	422,750
Shareholder reporting expense	—	—	—	57,830
Registration fees	—	—	—	10,968
Professional fees	—	—	—	50,794
Custody and accounting expense	—	—	—	211,918
Trustee fees	18,924	8,604	57,766	9,148
Miscellaneous expense	—	—	—	8,288

Total expenses	3,814,933	2,028,345	10,630,225	4,500,169
Net waived and reimbursed fees	(15,719)	(3,468)	(68,864)	(305,419)
Brokerage commission recapture	(102,559)	(26,546)	—	—

Net expenses	3,696,655	1,998,331	10,561,361	4,194,750

Net investment income (loss)	(2,451,047)	(152,053)	6,184,075	10,907,779

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS:
Net realized gain (loss) on:
Investments	(160,797,586)	(17,382,753)	(281,999,307)	(109,522,011)
Foreign currency related transactions	—	4,613	(738,151)	(27,719)

Net realized loss on investments and foreign currency related transactions	(160,797,586)	(17,378,140)	(282,737,458)	(109,549,730)

Net change in unrealized appreciation or depreciation on:
Investments	(51,950,615)	(56,212,552)	(306,643,204)	(165,616,729)
Foreign currency related transactions	—	(721)	(24,648)	3,553

Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(51,950,615)	(56,213,273)	(306,667,852)	(165,613,176)

Net realized and unrealized loss on investments and foreign currency related transactions	(212,748,201)	(73,591,413)	(589,405,310)	(275,162,906)

Decrease in net assets resulting from operations	$(215,199,248)	$(73,743,466)	$(583,221,235)	$(264,255,127)

* Foreign taxes withheld	$—	$106,468	$384,827	$1,053,252
(1) Dividends from affiliates	$13,000	$93,880	$175,933	$102,104

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended December 31, 2008

	ING	ING	ING	ING
	Global	Janus	JPMorgan Emerging	Julius Baer
	Resources	Contrarian	Markets Equity	Foreign
	Portfolio	Portfolio	Portfolio	Portfolio

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$17,107,713	$13,237,179	$31,695,552	$52,946,041
Interest	114,490	439,284	967,588	3,122,968
Securities lending income	817,067	750,010	1,287,086	2,794,958

Total investment income	18,039,270	14,426,473	33,950,226	58,863,967

EXPENSES:
Unified fees	7,077,368	6,545,860	13,619,216	17,412,214
Distribution and service fees:
Class ADV	19,606	1,925	32,163	39,632
Class S	2,577,538	1,727,140	1,899,614	2,238,669
Class S2	181,591	154,872	178,132	317,810
Trustee fees and expenses	45,085	35,987	50,098	90,382

Total expenses	9,901,188	8,465,784	15,779,223	20,098,707
Net waived and reimbursed fees	(49,494)	(116,901)	(42,059)	(193,135)
Brokerage commission recapture	—	(78,960)	(8,630)	(11,940)

Net expenses	9,851,694	8,269,923	15,728,534	19,893,632

Net investment income	8,187,576	6,156,550	18,221,692	38,970,335

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, WRITTEN OPTIONS, AND PAYMENTS BY AFFILIATES:
Net realized gain (loss) on:
Investments	(130,538,923)	(140,125,916)	(57,521,121)	(500,674,332)
Foreign currency related transactions	(248,965)	1,463,614	(680,569)	23,741,312
Written options	—	(13,167)	—	—
Payments by affiliates (Note 17)	146,960	—	7,746	—

Net realized loss on investments, foreign currency related transactions, written options, and payments by affiliates	(130,640,928)	(138,675,469)	(58,193,944)	(476,933,020)

Net change in unrealized appreciation or depreciation on:
Investments	(416,120,766)	(442,480,121)	(687,522,016)	(653,898,978)
Foreign currency related transactions	(73,304)	(824,670)	(189,595)	(13,698,379)
Written options	—	(5,529)	—	—

Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, and written options	(416,194,070)	(443,310,320)	(687,711,611)	(667,597,357)

Net realized and unrealized loss on investments, foreign currency related transactions, written options, and payments by affiliates	(546,834,998)	(581,985,789)	(745,905,555)	(1,144,530,377)

Decrease in net assets resulting from operations	$(538,647,422)	$(575,829,239)	$(727,683,863)	$(1,105,560,042)

* Foreign taxes withheld	$826,088	$428,539	$1,792,067	$5,905,800
(1) Dividends from affiliates	$321,189	$—	$—	$753,472

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended December 31, 2008

	ING	ING	ING	ING
	Liquid	Marsico	Marsico	MFS
	Assets	Growth	International Opportunities	Total Return
	Portfolio	Portfolio	Portfolio	Portfolio

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$—	$13,979,520	$11,953,283	$18,438,819
Interest	59,215,780	1,534,369	572,564	27,411,855
Securities lending income	80,928	791,226	194,678	1,265,839

Total investment income	59,296,708	16,305,115	12,720,525	47,116,513

EXPENSES:
Investment management fees	—	—	3,074,786	—
Unified fees	5,557,074	7,477,646	—	8,349,800
Distribution and service fees:
Class ADV	—	62,555	64,912	21,371
Class S	4,476,043	1,620,049	746,747	2,655,546
Class S2	577,002	101,738	7	213,570
Transfer agent fees	—	—	1,110	—
Administrative service fees	—	—	569,396	—
Shareholder reporting expense	—	—	148,301	—
Registration fees	—	—	846	—
Professional fees	—	—	43,634	—
Custody and accounting expense	—	—	326,633	—
Trustee fees	329,425	41,107	17,700	57,737
Miscellaneous expense	—	—	16,356	—

Total expenses	10,939,544	9,303,095	5,010,428	11,298,024
Net waived and reimbursed fees	(115,145)	(59,291)	(341,995)	(46,988)
Brokerage commission recapture	—	—	—	(195,321)

Net expenses	10,824,399	9,243,804	4,668,433	11,055,715

Net investment income	48,472,309	7,061,311	8,052,092	36,060,798

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS:
Net realized gain (loss) on:
Investments	3,334,551	(172,978,569)	(172,263,676)	(133,817,004)
Foreign currency related transactions	—	(1,704)	(171,048)	(10,085)

Net realized gain (loss) on
investments and foreign currency related transactions	3,334,551	(172,980,273)	(172,434,724)	(133,827,089)

Net change in unrealized appreciation or depreciation on:
Investments	—	(307,509,003)	(204,019,792)	(212,085,520)
Foreign currency related transactions	—	—	(3,448)	594

Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	—	(307,509,003)	(204,023,240)	(212,084,926)

Net realized and unrealized gain (loss) on investments and foreign currency related transactions	3,334,551	(480,489,276)	(376,457,964)	(345,912,015)

Increase (decrease) in net assets resulting from operations	$51,806,860	$(473,427,965)	$(368,405,872)	$(309,851,217)

* Foreign taxes withheld	$—	$72,127	$1,205,756	$204,184
(1) Dividends from affiliates	$—	$701,008	$269,043	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended December 31, 2008

	ING	ING	ING	ING
	MFS	Oppenheimer	PIMCO	Pioneer
	Utilities	Main Street	Core Bond	Mid Cap Value
	Portfolio	Portfolio®	Portfolio	Portfolio

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$19,364,970	$7,337,904	$2,530,574	$18,718,672
Interest	598,337	27,230	158,618,748	360,105
Securities lending income	—	197,463	664,671	561,998

Total investment income	19,963,307	7,562,597	161,813,993	19,640,775

EXPENSES:
Investment management fees	3,365,847	—	—	—
Unified fees	—	2,432,420	15,735,429	5,992,652
Distribution and service fees:
Class ADV	7,347	8	10	87
Class S	1,381,592	903,668	4,427,462	1,450,051
Class S2	7	18,990	288,807	236
Transfer agent fees	1,016	—	—	—
Administrative service fees	560,968	—	—	—
Shareholder reporting expense	149,071	—	—	—
Registration fees	437	—	—	—
Professional fees	43,463	—	—	—
Custody and accounting expense	216,546	—	—	—
Trustee fees	17,152	17,833	95,560	35,329
Miscellaneous expense	19,998	—	—	—

Total expenses	5,763,444	3,372,919	20,547,268	7,478,355
Net recouped (waived and reimbursed) fees	17,903	(4,469)	(253,685)	(13,689)
Brokerage commission recapture	(119,334)	—	—	(163,291)

Net expenses	5,662,013	3,368,450	20,293,583	7,301,375

Net investment income	14,301,294	4,194,147	141,520,410	12,339,400

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, FUTURES, SWAPS, WRITTEN OPTIONS, AND SALES COMMITMENTS:
Net realized gain (loss) on:
Investments	(52,100,315)	(55,862,894)	81,006,033	(190,736,735)
Foreign currency related transactions	2,814,229	1	22,150,013	—
Futures	—	—	58,231,402	—
Swaps	—	—	(3,123,494)	—
Written options	—	—	(26,080,779)	—
Sales commitments	—	—	(6,428,550)	—

Net realized gain (loss) on investments, foreign currency related transactions, futures, swaps, written options, and sales commitments	(49,286,086)	(55,862,893)	125,754,625	(190,736,735)

Net change in unrealized appreciation or depreciation on:
Investments	(224,081,487)	(120,984,939)	(154,270,957)	(218,290,549)
Foreign currency related transactions	1,321,269	(66)	(12,505,322)	—
Futures	—	—	26,254,911	—
Swaps	—	—	(39,599,284)	—
Written options	—	—	2,254,406	—
Sales commitments	—	—	(1,358,222)	—

Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, futures, swaps, written options, and sales commitments	(222,760,218)	(120,985,005)	(179,224,468)	(218,290,549)

Net realized and unrealized loss on investments, foreign currency related transactions, futures, swaps, written options, and sales commitments	(272,046,304)	(176,847,898)	(53,469,843)	(409,027,284)

Increase (decrease) in net assets resulting from operations	$(257,745,010)	$(172,653,751)	$88,050,567	$(396,687,884)

* Foreign taxes withheld	$974,085	$582	$49	$—
(1) Dividends from affiliates	$—	$17,731	$—	$215,996

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended December 31, 2008

	ING	ING	ING
	T. Rowe Price	T. Rowe Price	Van Kampen
	Capital Appreciation	Equity Income	Capital Growth
	Portfolio	Portfolio	Portfolio

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$70,947,519	$39,894,691	$3,144,432
Interest	23,408,132	95,504	157,048
Securities lending income	2,026,736	1,449,074	930,943

Total investment income	96,382,387	41,439,269	4,232,423

EXPENSES:
Unified fees	20,684,344	7,854,591	2,243,421
Distribution and service fees:
Class ADV	364,130	146,283	34
Class S	7,201,513	2,440,278	327,235
Class S2	485,287	285,141	20,706
Trustee fees and expenses	138,578	54,955	7,378

Total expenses	28,873,852	10,781,248	2,598,774
Net waived and reimbursed fees	(169,883)	(86,285)	(61,011)
Brokerage commission recapture	(122,483)	(18,992)	—

Net expenses	28,581,486	10,675,971	2,537,763

Net investment income	67,800,901	30,763,298	1,694,660

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, WRITTEN OPTIONS, AND PAYMENTS BY AFFILIATES:
Net realized gain (loss) on:
Investments	(294,538,625)	(40,355,449)	(21,084,930)
Foreign currency related transactions	(213,035)	(14,550)	(78,206)
Written options	19,253	—	—
Payments by affiliates (Note 17)	20,164	848	—

Net realized loss on investments, foreign currency related transactions, and written options, and payments by affiliates	(294,712,243)	(40,369,151)	(21,163,136)

Net change in unrealized appreciation or depreciation on:
Investments	(773,151,582)	(508,312,140)	(258,199,967)
Foreign currency related transactions	(45,575)	(2,185)	(1,281)
Written options	(138,849)	—	—

Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, and written options	(773,336,006)	(508,314,325)	(258,201,248)

Net realized and unrealized loss on investments, foreign currency related transactions, written options, and payments by affiliates	(1,068,048,249)	(548,683,476)	(279,364,384)

Decrease in net assets resulting from operations	$(1,000,247,348)	$(517,920,178)	$(277,669,724)

* Foreign taxes withheld	$390,817	$152,559	$64,174
(1) Dividends from affiliates	$—	$—	$160,135

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS

	ING	ING	ING
	Van Kampen	Van Kampen Global	Van Kampen
	Global Franchise	Tactical Asset Allocation	Growth and Income
	Portfolio	Portfolio	Portfolio
	Year Ended	September 17, 2008(2)	Year Ended
	December 31,	to December 31,	December 31,
	2008	2008	2008

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$12,487,155	$94,075	$19,668,623
Interest	168,354	45,512	408,261
Securities lending income	389,621	—	588,787

Total investment income	13,045,130	139,587	20,665,671

EXPENSES:
Investment management fees	—	48,119	—
Unified fees	3,462,920	—	4,816,425
Distribution and service fees:
Class ADV	8	—	20,507
Class S	716,697	16,039	1,675,986
Class S2	351,607	—	305,895
Transfer agent fees	—	324	—
Administrative service fees	—	6,416	—
Shareholder reporting expense	—	1,470	—
Registration fees	—	105	—
Professional fees	—	5,826	—
Custody and accounting expense	—	3,284	—
Trustee fees	16,308	315	35,453
Offering expense	—	5,754	—
Miscellaneous expense	—	1,365	—

Total expenses	4,547,540	89,017	6,854,266
Net waived and reimbursed fees	(70,322)	(13,308)	(90,577)

Net expenses	4,477,218	75,709	6,763,689

Net investment income	8,567,912	63,878	13,901,982

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, AND FUTURES:
Net realized gain (loss) on:
Investments	7,819,331	(55,936)	(39,099,479)
Foreign currency related transactions	11,983,155	(233,366)	(15,529)
Futures	—	(1,502,642)	—

Net realized gain (loss) on investments,
foreign currency related transactions, and futures	19,802,486	(1,791,944)	(39,115,008)

Net change in unrealized appreciation or depreciation on:
Investments	(146,608,645)	(1,954,630)	(257,141,653)
Foreign currency related transactions	(201,572)	91,509	—
Futures	—	161,856	—

Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, and futures	(146,810,217)	(1,701,265)	(257,141,653)

Net realized and unrealized loss on investments, foreign currency related transactions, and futures	(127,007,731)	(3,493,209)	(296,256,661)

Decrease in net assets resulting from operations	$(118,439,819)	$(3,429,331)	$(282,354,679)

* Foreign taxes withheld	$876,446	$2,173	$522,541
(1) Dividends from affiliates	$—	$24,842	$—
(2) Commencement of operations

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING AllianceBernstein		ING Evergreen
	Mid Cap Growth Portfolio		Health Sciences Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007

FROM OPERATIONS:
Net investment income (loss)	$(2,451,047)	$(3,789,792)	$(152,053)	$313,904
Net realized gain (loss) on investments and foreign currency related transactions	(160,797,586)	80,881,091	(17,378,140)	10,975,288
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(51,950,615)	(7,901,309)	(56,213,273)	5,830,585

Increase (decrease) in net assets resulting from operations	(215,199,248)	69,189,990	(73,743,466)	17,119,777

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	—	(1)	—	(4)
Class I	—	(299,026)	(25,085)	(16,429)
Class S	—	—	(292,092)	(270,514)
Class S2	—	—	(1)	(4)
Net realized gains:
Class ADV	(188)	(77)	(52)	(38)
Class I	(1,991,343)	(9,463,060)	(319,825)	(169,865)
Class S	(71,155,684)	(29,384,897)	(10,422,979)	(7,543,249)
Class S2	(3,220,651)	(1,304,773)	(51)	(38)

Total distributions	(76,367,866)	(40,451,834)	(11,060,085)	(8,000,141)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	33,033,144	108,654,545	88,855,516	40,619,345
Reinvestment of distributions	76,367,680	40,451,755	11,059,981	8,000,057

	109,400,824	149,106,300	99,915,497	48,619,402
Cost of shares redeemed	(101,624,642)	(277,465,030)	(52,743,056)	(39,429,123)

Net increase (decrease) in net assets resulting from capital share transactions	7,776,182	(128,358,730)	47,172,441	9,190,279

Net increase (decrease) in net assets	(283,790,932)	(99,620,574)	(37,631,110)	18,309,915

NET ASSETS:
Beginning of year	515,591,520	615,212,094	224,492,994	206,183,079

End of year	$231,800,588	$515,591,520	$186,861,884	$224,492,994

Undistributed net investment income at end of year	$—	$—	$—	$312,615

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING FMRSM
	Diversified Mid Cap Portfolio		ING Global Real Estate Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007

FROM OPERATIONS:
Net investment income	$6,184,075	$1,864,716	$10,907,779	$3,202,621
Net realized gain (loss) on investments and foreign currency related transactions	(282,737,458)	197,977,048	(109,549,730)	(4,419,663)
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(306,667,852)	(69,573,473)	(165,613,176)	(23,735,710)

Increase (decrease) in net assets resulting from operations	(583,221,235)	130,268,291	(264,255,127)	(24,952,752)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(12,572)	(5,999)	—	(18)
Class I	(2,669,417)	(233,132)	—	(3,371,231)
Class S	(6,889,838)	(1,353,796)	—	(3,606,655)
Class S2	(187,524)	(2,721)	—	(65,889)
Net realized gains:
Class ADV	(577,721)	(37,841)	—	(1)
Class I	(15,917,976)	(360,740)	—	(74,847)
Class S	(70,803,645)	(4,575,679)	—	(104,525)
Class S2	(3,748,818)	(235,206)	—	(2,251)
Return of capital:
Class ADV	—	—	—	(4)
Class I	—	—	—	(489,694)
Class S	—	—	—	(516,913)
Class S2	—	—	—	(9,412)

Total distributions	(100,807,511)	(6,805,114)	—	(8,241,440)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	216,463,624	373,681,111	378,926,835	251,880,165
Proceeds from shares issued in merger (Note 13)	—	443,261,612	112,830,893	—
Reinvestment of distributions	100,807,511	6,805,114	—	8,241,417

	317,271,135	823,747,837	491,757,728	260,121,582
Cost of shares redeemed	(301,206,113)	(187,999,302)	(105,494,739)	(57,662,173)

Net increase in net assets resulting from capital share transactions	16,065,022	635,748,535	386,262,989	202,459,409

Net increase (decrease) in net assets	(667,963,724)	759,211,712	122,007,862	169,265,217

NET ASSETS:
Beginning of year	1,554,996,862	795,785,150	295,997,185	126,731,968

End of year	$887,033,138	$1,554,996,862	$418,005,047	$295,997,185

Undistributed net investment income (distribution in excess of net investment income) at end of year	$951,879	$2,895,147	$10,208,942	$(49,649)

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Global Resources Portfolio		ING Janus Contrarian Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007

FROM OPERATIONS:
Net investment income	$8,187,576	$9,180,483	$6,156,550	$1,895,471
Net realized gain (loss) on investments, foreign currency related transactions, written options, and payments by affiliates	(130,640,928)	201,002,631	(138,675,469)	121,328,845
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, and written options	(416,194,070)	40,436,706	(443,310,320)	(53,561,651)

Increase (decrease) in net assets resulting from operations	(538,647,422)	250,619,820	(575,829,239)	69,662,665

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(49,697)	(564)	(3,576)	—
Class I	(697,236)	(34,972)	(1,689,372)	—
Class S	(17,988,301)	(111,419)	(4,002,928)	—
Class S2	(523,523)	—	(120,639)	—
Net realized gains:
Class ADV	(496,790)	(44,211)	(62,115)	(39)
Class I	(6,406,278)	(2,741,943)	(29,262,569)	(41)
Class S	(183,603,401)	(79,120,560)	(92,909,811)	(11,881,314)
Class S2	(6,151,835)	(3,658,472)	(4,095,571)	(675,196)

Total distributions	(215,917,061)	(85,712,141)	(132,146,581)	(12,556,590)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	370,826,041	290,405,475	504,829,806	257,600,636
Proceeds from shares issued in merger (Note 13)	—	118,165,700	—	404,457,199
Reinvestment of distributions	215,917,057	85,712,023	132,146,581	12,556,511

	586,743,098	494,283,198	636,976,387	674,614,346
Cost of shares redeemed	(210,655,245)	(132,657,767)	(155,032,794)	(40,412,677)

Net increase in net assets resulting from capital share transactions	376,087,853	361,625,431	481,943,593	634,201,669

Net increase (decrease) in net assets	(378,476,630)	526,533,110	(226,032,227)	691,307,744

NET ASSETS:
Beginning of year	1,118,503,625	591,970,515	849,477,727	158,169,983

End of year	$740,026,995	$1,118,503,625	$623,445,500	$849,477,727

Undistributed net investment income at end of year	$2,661,133	$13,837,328	$1,023,119	$2,118,493

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING JPMorgan
	Emerging Markets Equity Portfolio		ING Julius Baer Foreign Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007

FROM OPERATIONS:
Net investment income	$18,221,692	$5,210,075	$38,970,335	$24,332,058
Net realized gain (loss) on investments foreign currency related transactions, and payments by affiliates	(58,193,944)	68,036,134	(476,933,020)	178,378,317
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(687,711,611)	258,059,256	(667,597,357)	107,689,818

Increase (decrease) in net assets resulting from operations	(727,683,863)	331,305,465	(1,105,560,042)	310,400,193

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(107,328)	(26,442)	—	(10,563)
Class I	(7,651,816)	(3,165,428)	—	(2,850,721)
Class S	(18,711,421)	(6,836,061)	—	(737,903)
Class S2	(775,488)	(370,605)	—	—
Net realized gains:
Class ADV	(274,968)	(5,300)	(586,936)	(276,253)
Class I	(17,248,417)	(624,616)	(104,841,608)	(68,911,359)
Class S	(46,162,574)	(1,570,726)	(95,407,609)	(59,300,989)
Class S2	(2,113,690)	(94,885)	(6,639,190)	(5,309,850)

Total distributions	(93,045,702)	(12,694,063)	(207,475,343)	(137,397,638)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	314,430,283	440,499,180	649,901,097	822,589,388
Reinvestment of distributions	93,045,702	12,694,063	207,475,339	137,397,554

	407,475,985	453,193,243	857,376,436	959,986,942
Cost of shares redeemed	(255,956,948)	(196,890,030)	(496,081,971)	(367,044,241)

Net increase in net assets resulting from capital share transactions	151,519,037	256,303,213	361,294,465	592,942,701

Net increase (decrease) in net assets	(669,210,528)	574,914,615	(951,740,920)	765,945,256

NET ASSETS:
Beginning of year	1,360,615,848	785,701,233	2,432,569,488	1,666,624,232

End of year	$691,405,320	$1,360,615,848	$1,480,828,568	$2,432,569,488

Undistributed net investment income (distribution in excess of net investment income) at end of year	$14,091,668	$31,009,360	$56,253,901	$(5,251,506)

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Liquid Assets Portfolio		ING Marsico Growth Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007

FROM OPERATIONS:
Net investment income	$48,472,309	$60,519,045	$7,061,311	$6,302,242
Net realized gain (loss) on investments and foreign currency related transactions	3,334,551	49,455	(172,980,273)	86,103,860
Net change in unrealized appreciation or depreciation on investments	—	—	(307,509,003)	29,638,921

Increase (decrease) in net assets resulting from operations	51,806,860	60,568,500	(473,427,965)	122,045,023

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(5,420,834)	(11,703,204)	(2,826,416)	(16,867)
Class S	(40,674,110)	(47,274,157)	(3,412,891)	—
Class S2	(2,377,406)	(1,541,684)	(65,632)	—

Total distributions	(48,472,350)	(60,519,045)	(6,304,939)	(16,867)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	2,206,467,956	1,386,030,856	376,689,536	178,559,556
Proceeds from shares issued in merger (Note 13)	—	—	29,783,314	—
Reinvestment of distributions	48,472,350	60,515,469	6,304,939	16,867

	2,254,940,306	1,446,546,325	412,777,789	178,576,423
Cost of shares redeemed	(796,495,613)	(1,063,034,306)	(231,149,367)	(193,495,724)

Net increase (decrease) in net assets resulting from capital share transactions	1,458,444,693	383,512,019	181,628,422	(14,919,301)

Net increase (decrease) in net assets	1,461,779,203	383,561,474	(298,104,482)	107,108,855

NET ASSETS:
Beginning of year	1,375,791,117	992,229,643	1,020,447,556	913,338,701

End of year	$2,837,570,320	$1,375,791,117	$722,343,074	$1,020,447,556

Undistributed net investment income at end of year	$—	$—	$7,048,194	$6,293,526

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Marsico International
	Opportunities Portfolio		ING MFS Total Return Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007

FROM OPERATIONS:
Net investment income	$8,052,092	$5,354,033	$36,060,798	$39,834,765
Net realized gain (loss) on investments and foreign currency related transactions	(172,434,724)	64,206,799	(133,827,089)	103,732,969
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(204,023,240)	12,869,992	(212,084,926)	(77,100,211)

Increase (decrease) in net assets resulting from operations	(368,405,872)	82,430,824	(309,851,217)	66,467,523

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	—	(112,547)	(108,250)	(156,840)
Class I	(3,347,988)	(1,949,065)	(9,983,864)	(4,182,334)
Class S	(3,151,483)	(2,659,904)	(62,108,454)	(37,698,867)
Class S2	(3)	(14)	(2,373,456)	(1,527,322)
Net realized gains:
Class ADV	(817,597)	(1,058,732)	(252,657)	(331,013)
Class I	(28,553,001)	(10,028,995)	(15,327,313)	(7,152,813)
Class S	(32,639,360)	(16,127,085)	(102,984,033)	(70,479,290)
Class S2	(94)	(72)	(4,167,743)	(2,963,284)

Total distributions	(68,509,526)	(31,936,414)	(197,305,770)	(124,491,763)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	347,733,759	227,797,935	30,506,413	126,310,921
Reinvestment of distributions	68,509,430	31,936,331	197,305,770	124,491,761

	416,243,189	259,734,266	227,812,183	250,802,682
Cost of shares redeemed	(153,621,919)	(104,757,250)	(250,375,226)	(283,515,011)

Net increase (decrease) in net assets resulting from capital share transactions	262,621,270	154,977,016	(22,563,043)	(32,712,329)

Net increase (decrease) in net assets	(174,294,128)	205,471,426	(529,720,030)	(90,736,569)

NET ASSETS:
Beginning of year	583,330,876	377,859,450	1,523,083,983	1,613,820,552

End of year	$409,036,748	$583,330,876	$993,363,953	$1,523,083,983

Undistributed net investment income at end of year	$6,348,125	$4,793,975	$2,159,322	$40,353,390

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

			ING Oppenheimer
	ING MFS Utilities Portfolio		Main Street Portfolio®
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007

FROM OPERATIONS:
Net investment income	$14,301,294	$8,991,257	$4,194,147	$5,486,741
Net realized gain (loss) on investments and foreign currency related transactions	(49,286,086)	64,690,054	(55,862,893)	69,174,516
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(222,760,218)	26,592,982	(120,985,005)	(50,318,245)

Increase (decrease) in net assets resulting from operations	(257,745,010)	100,274,293	(172,653,751)	24,343,012

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(24,533)	(5,472)	(17)	(10)
Class I	(258,149)	(76,090)	(158,633)	(67,482)
Class S	(18,397,409)	(3,362,711)	(9,166,333)	(5,076,037)
Class S2	(18)	(10)	(85,843)	(47,145)
Net realized gains:
Class ADV	(122,844)	(21,758)	—	—
Class I	(883,046)	(294,573)	—	—
Class S	(66,709,131)	(15,013,677)	—	—
Class S2	(121)	(38)	—	—

Total distributions	(86,395,251)	(18,774,329)	(9,410,826)	(5,190,674)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	197,205,957	281,190,197	28,353,514	29,259,666
Reinvestment of distributions	86,395,109	18,774,281	9,410,809	5,190,664

	283,601,066	299,964,478	37,764,323	34,450,330
Cost of shares redeemed	(126,678,442)	(97,761,088)	(89,241,326)	(122,300,067)

Net increase (decrease) in net assets resulting from capital share transactions	156,922,624	202,203,390	(51,477,003)	(87,849,737)

Net increase (decrease) in net assets	(187,217,637)	283,703,354	(233,541,580)	(68,697,399)

NET ASSETS:
Beginning of year	597,578,953	313,875,599	485,049,250	553,746,649

End of year	$410,361,316	$597,578,953	$251,507,670	$485,049,250

Undistributed net investment income at end of year	$3,514,534	$5,090,006	$262,553	$5,480,844

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING PIMCO Core Bond Portfolio		ING Pioneer Mid Cap Value Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007

FROM OPERATIONS:
Net investment income	$141,520,410	$72,979,301	$12,339,400	$7,554,745
Net realized gain (loss) on investments, foreign currency related transactions, futures, swaps, written options, and sales commitments	125,754,625	7,047,960	(190,736,735)	56,792,114
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, futures, swaps, written options, and sales commitments	(179,224,468)	64,492,761	(218,290,549)	(29,738,467)

Increase (decrease) in net assets resulting from operations	88,050,567	144,520,022	(396,687,884)	34,608,392

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(29)	(39)	(613)	(8)
Class I	(34,408,216)	(28,987,069)	(8,372,291)	(1,667,413)
Class S	(57,382,611)	(22,767,538)	(9,677,398)	(3,392,750)
Class S2	(1,726,821)	(1,447,969)	(1)	(8)
Net realized gains:
Class ADV	(9)	—	(55)	(54)
Class I	(8,611,071)	—	(24,090,966)	(11,370,319)
Class S	(14,818,928)	—	(33,595,804)	(33,693,694)
Class S2	(476,347)	—	(55)	(54)

Total distributions	(117,424,032)	(53,202,615)	(75,737,183)	(50,124,300)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	1,927,265,265	691,451,792	239,058,575	312,544,751
Proceeds from shares issued in merger (Note 13)	—	—	199,520,963	—
Reinvestment of distributions	117,423,993	53,202,538	75,737,073	50,124,178

	2,044,689,258	744,654,330	514,316,611	362,668,929
Cost of shares redeemed	(984,341,821)	(356,754,009)	(236,940,954)	(102,105,868)

Net increase in net assets resulting from capital share transactions	1,060,347,437	387,900,321	277,375,657	260,563,061

Net increase (decrease) in net assets	1,030,973,972	479,217,728	(195,049,410)	245,047,153

NET ASSETS:
Beginning of year	1,960,033,743	1,480,816,015	1,013,260,787	768,213,634

End of year	$2,991,007,715	$1,960,033,743	$818,211,377	$1,013,260,787

Undistributed net investment income at end of year	$152,915,061	$72,229,204	$948,624	$7,069,556

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING T. Rowe Price		ING T. Rowe Price
	Capital Appreciation Portfolio		Equity Income Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007

FROM OPERATIONS:
Net investment income	$67,800,901	$75,846,554	$30,763,298	$24,692,518
Net realized gain (loss) on investments, foreign currency related transactions, written options, and payments by affiliates	(294,712,243)	307,669,041	(40,369,151)	104,536,662
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, and written options	(773,336,006)	(246,258,752)	(508,314,325)	(87,748,500)

Increase (decrease) in net assets resulting from operations	(1,000,247,348)	137,256,843	(517,920,178)	41,480,680

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(1,350,577)	(1,707,806)	(559,290)	(328,279)
Class I	(9,808,739)	(2,448,208)	(9,653,837)	(1,542,297)
Class S	(123,597,133)	(53,826,396)	(40,882,437)	(16,906,236)
Class S2	(3,564,954)	(1,972,513)	(2,206,242)	(874,421)
Net realized gains:
Class ADV	(4,687,155)	(10,072,146)	(1,636,095)	(1,146,766)
Class I	(19,684,994)	(11,908,977)	(16,429,590)	(3,505,947)
Class S	(275,754,156)	(292,684,412)	(81,051,772)	(44,842,378)
Class S2	(9,261,801)	(11,613,044)	(4,768,746)	(2,428,805)

Total distributions	(447,709,509)	(386,233,502)	(157,188,009)	(71,575,129)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	457,182,583	486,433,238	216,850,594	208,598,303
Reinvestment of distributions	447,709,509	386,233,502	157,188,009	71,575,129

	904,892,092	872,666,740	374,038,603	280,173,432
Cost of shares redeemed	(331,192,189)	(240,246,229)	(186,547,768)	(197,590,510)

Net increase in net assets resulting from capital share transactions	573,699,903	632,420,511	187,490,835	82,582,922

Net increase (decrease) in net assets	(874,256,954)	383,443,852	(487,617,352)	52,488,473

NET ASSETS:
Beginning of year	3,523,933,459	3,140,489,607	1,422,323,336	1,369,834,863

End of year	$2,649,676,505	$3,523,933,459	$934,705,984	$1,422,323,336

Undistributed net investment income at end of year	$4,862,379	$75,607,375	$2,122,409	$24,686,955

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Van Kampen		ING Van Kampen
	Capital Growth Portfolio		Global Franchise Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007

FROM OPERATIONS:
Net investment income	$1,694,660	$343,741	$8,567,912	$7,888,788
Net realized gain (loss) on investments and foreign currency related transactions	(21,163,136)	13,981,019	19,802,486	23,181,838
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(258,201,248)	6,244,697	(146,810,217)	6,917,530

Increase (decrease) in net assets resulting from operations	(277,669,724)	20,569,457	(118,439,819)	37,988,156

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(7)	—	(14)	—
Class I	(301,101)	—	(22)	—
Class S	(52,890)	—	(5,644,849)	—
Class S2	—	—	(1,241,223)	—
Net realized gains:
Class ADV	(197)	(38)	(73)	(32)
Class I	(8,575,815)	(1,121,509)	(76)	(34)
Class S	(5,084,053)	(1,930,101)	(22,286,905)	(10,482,271)
Class S2	(332)	(467,271)	(5,456,412)	(2,561,781)

Total distributions	(14,014,395)	(3,518,919)	(34,629,574)	(13,044,118)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	37,136,487	4,755,922	33,353,720	71,361,550
Proceeds from shares issued in merger (Note 13)	524,299,407	—	—	—
Reinvestment of distributions	14,014,395	3,518,881	34,629,392	13,044,054

	575,450,289	8,274,803	67,983,112	84,405,604
Cost of shares redeemed	(88,169,500)	(27,804,905)	(74,461,236)	(71,741,870)

Net increase (decrease) in net assets resulting from capital share transactions	487,280,789	(19,530,102)	(6,478,124)	12,663,734

Net increase (decrease) in net assets	195,596,670	(2,479,564)	(159,547,517)	37,607,772

NET ASSETS:
Beginning of year	103,686,373	106,165,937	432,060,399	394,452,627

End of year	$299,283,043	$103,686,373	$272,512,882	$432,060,399

Undistributed net investment income at end of year	$1,599,406	$347,064	$19,089,244	$5,424,283

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Van Kampen Global	ING Van Kampen
	Tactical Asset Allocation Portfolio	Growth and Income Portfolio
	September 17, 2008(1)	Year Ended	Year Ended
	to December 31,	December 31,	December 31,
	2008	2008	2007

FROM OPERATIONS:
Net investment income	$63,878	$13,901,982	$15,473,348
Net realized gain (loss) on investments, foreign currency related transactions, and futures	(1,791,944)	(39,115,008)	65,079,713
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, and futures	(1,701,265)	(257,141,653)	(51,235,774)

Increase (decrease) in net assets resulting from operations	(3,429,331)	(282,354,679)	29,317,287

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	—	(46,613)	(86,119)
Class I	—	(750,345)	(236,836)
Class S	—	(25,456,195)	(13,892,167)
Class S2	—	(2,123,518)	(1,078,780)
Net realized gains:
Class ADV	—	(207,184)	(457,552)
Class I	—	(1,451,541)	(883,941)
Class S	—	(57,976,764)	(60,322,273)
Class S2	—	(5,345,703)	(5,134,870)

Total distributions	—	(93,357,863)	(82,092,538)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	28,034,396	42,649,554	45,749,450
Reinvestment of distributions	—	93,357,863	82,092,538

	28,034,396	136,007,417	127,841,988
Cost of shares redeemed	(370,742)	(155,159,160)	(199,734,731)

Net increase (decrease) in net assets resulting from capital share transactions	27,663,654	(19,151,743)	(71,892,743)

Net increase (decrease) in net assets	24,234,323	(394,864,285)	(124,667,994)

NET ASSETS:
Beginning of period	—	953,729,278	1,078,397,272

End of period	$24,234,323	$558,864,993	$953,729,278

Undistributed net investment income (accumulated net investment loss) at end of period	$(81,939)	$970,423	$15,469,862

(1)	Commencement of operations

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income
		(loss)
		from
		investment															Ratios to average net assets
		operations																						Supplemental
	Net													Net				Expenses						data
	asset			Net			Less distributions							asset				net of fee
	value,			realized	Total									value,			Expenses	waivers		Expenses				Net assets,
	beginning	Net		and	from		From net		From net		From			end of			before	and/or		net of all		Net Investment		end of	Portfolio
	of year	investment		unrealized	investment		investment		realized		return of	Total		year or	Total		reductions/	recoupments,		reductions/		income		year or	turnover
	or period	loss		gain (loss)	operations		income		gains		capital	distributions		period	Return(1)		additions(2)(3)	if any(2)(3)		additions(2)(3)		(loss) (2)(3)		period	rate
Year or period ended	($)	($)		($)	($)		($)		($)		($)	($)		($)	(%)		(%)	(%)		(%)		(%)		($000’s)	(%)

ING AllianceBernstein Mid Cap Growth Portfolio
Class ADV
12-31-08	17.30	(0.13)		(7.02)	(7.15)		—		2.92		—	2.92		7.23	(46.56)		1.53	1	.38†	1	.35†	(1	.04)†	0 **	171
12-31-07	16.80	(0.17)		1.88	1.71		0.02		1.19		—	1.21		17.30	10.37		1.52	1.37		1.35		(1.03)		1	113
09-25-06(4)–12-31-06	15.94	(0	.01)•	0.87	0.86		—		—		—	—		16.80	5.40		1.52	1.37		1.34		(0.27)		1	122
Class I
12-31-08	17.63	(0.05)		(7.21)	(7.26)		—		2.92		—	2.92		7.45	(46.30)		0.78	0	.78†	0	.75†	(0	.41)†	6,233	171
12-31-07	17.01	(0.09)		1.94	1.85		0.04		1.19		—	1.23		17.63	11.11		0.77	0.77		0.75		(0.49)		13,708	113
12-31-06	19.06	(0	.04)•	0.36	0.32		—		2.37		—	2.37		17.01	1.98		0.77	0.77		0.74		(0.25)		119,963	122
05-13-05(4)–12-31-05	15.50	(0	.06)•	3.62	3.56		—		—		—	—		19.06	22.97		0.81	0.79		0.79		(0.54)		5,122	103
Class S
12-31-08	17.55	(0.08)		(7.16)	(7.24)		—		2.92		—	2.92		7.39	(46.41)		1.03	1	.03†	1	.00†	(0	.66)†	215,922	171
12-31-07	16.94	(0.11)		1.91	1.80		—		1.19		—	1.19		17.55	10.86		1.02	1.02		1.00		(0.65)		481,388	113
12-31-06	19.03	(0.04)		0.32	0.28		—		2.37		—	2.37		16.94	1.75		1.02	1.02		0.99		(0.24)		475,637	122
12-31-05	17.81	(0	.11)•	1.33	1.22		—		—		—	—		19.03	6.85		1.03	1.03		1.01		(0.66)		568,850	103
12-31-04	14.90	(0.12)		3.03	2.91		—		—		—	—		17.81	19.53		1.03	1.03		0.97		(0.79)		664,525	126
Class S2
12-31-08	17.39	(0.09)		(7.09)	(7.18)		—		2.92		—	2.92		7.29	(46.49)		1.28	1	.18†	1	.15†	(0	.81)†	9,645	171
12-31-07	16.82	(0.14)		1.90	1.76		—		1.19		—	1.19		17.39	10.69		1.27	1.17		1.15		(0.80)		20,494	113
12-31-06	18.94	(0.07)		0.32	0.25		—		2.37		—	2.37		16.82	1.59		1.27	1.17		1.14		(0.43)		19,611	122
12-31-05	17.76	(0	.14)*	1.32	1.18		—		—		—	—		18.94	6.64		1.28	1.18		1.16		(0.81)		17,517	103
12-31-04	14.88	(0.10)		2.98	2.88		—		—		—	—		17.76	19.35		1.18	1.18		1.12		(0.93)		12,901	126
ING Evergreen Health Sciences Portfolio
Class ADV
12-31-08	12.64	(0.07)		(3.48)	(3.55)		—		0.62		—	0.62		8.47	(29.14)		1.50	1	.35†	1	.34†	(0	.62)†	1	56
12-31-07	12.17	(0.02)		0.99	0.97		0.04		0.46		—	0.50		12.64	8.13		1.50	1.35		1.33		(0.16)		1	81
12-29-06(4)–12-31-06	12.17	(0	.00)*	—	(0	.00)*	—		—		—	—		12.17	—		1.52	1.37		1.35		(1.35)		1	37
Class I
12-31-08	12.75	0.01		(3.50)	(3.49)		0.05		0.62		—	0.67		8.59	(28.49)		0.75	0	.75†	0	.74†	0	.11†	5,626	56
12-31-07	12.20	0.04		1.01	1.05		0.04		0.46		—	0.50		12.75	8.78		0.75	0.75		0.73		0.37		4,857	81
04-28-06(4)–12-31-06	11.24	0.02		0.94	0.96		—		0	.00*	—	0	.00*	12.20	8.59		0.77	0.77		0.75		0.29		3,963	37
Class S
12-31-08	12.72	(0.01)		(3.50)	(3.51)		0.02		0.62		—	0.64		8.57	(28.68)		1.00	1	.00†	0	.99†	(0	.08)†	181,234	56
12-31-07	12.17	0.02		1.01	1.03		0.02		0.46		—	0.48		12.72	8.56		1.00	1.00		0.98		0.14		219,634	81
12-31-06	10.69	0.02		1.46	1.48		—		0	.00*	—	0	.00*	12.17	13.89		1.02	1.02		1.00		0.14		202,218	37
12-31-05	10.00	0	.00*	1.04	1.04		0	.00*	0.35		—	0.35		10.69	10.41		1.01	1.01		1.01		(0.04)		166,655	118
05-03-04(4)–12-31-04	10.00	(0.01)		0.01	—		—		—		—	—		10.00	0	.00*	1.00	1.00		1.00		(0.27)		31,957	88
Class S2
12-31-08	12.67	(0	.01)•	(3.49)	(3.50)		0.01		0.62		—	0.63		8.54	(28.71)		1.25	1	.15†	1	.14†	(0	.06)†	1	56
12-31-07	12.17	0	.00•,*	1.00	1.00		0.04		0.46		—	0.50		12.67	8.38		1.25	1.15		1.13		0.01		1	81
12-29-06(4)–12-31-06	12.17	(0	.00)*	—	(0	.00)*	—		—		—	—		12.17	—		1.27	1.17		1.15		(1.15)		1	37

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (continued)

		Income
		(loss)
		from
		investment											Ratios to average net assets
		operations																		Supplemental
	Net										Net			Expenses						data
	asset			Net		Less distributions					asset			net of fee
	value,	Net		realized	Total						value,		Expenses	waivers		Expenses				Net assets,
	beginning	investment		and	from	From net		From net	From		end of		before	and/or		net of all		Net Investment		end of	Portfolio
	of year	income		unrealized	investment	investment		realized	return of	Total	year or	Total	reductions/	recoupments,		reductions/		income		year or	turnover
	or period	(loss)		gain (loss)	operations	income		gains	capital	distributions	period	Return(1)	additions(2)(3)	if any(2)(3)		additions(2)(3)		(loss) (2)(3)		period	rate
Year or period ended	($)	($)		($)	($)	($)		($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)

ING FMRSM Diversified Mid Cap Portfolio
Class ADV
12-31-08	15.09	0.01		(5.64)	(5.63)	0.02		0.95	—	0.97	8.49	(39.35)	1.39	1	.24†	1	.24†	0	.11†	6,321	146
12-31-07	13.28	(0.04)		1.92	1.88	0.01		0.06	—	0.07	15.09	14.16	1.38	1.23		1.23		(0.22)		9,615	147
01-17-06(4)–12-31-06	13.92	(0.02)		0.75	0.73	—		1.37	—	1.37	13.28	5.62	1.40	1.25		1.25		(0.17)		3,276	160
Class I
12-31-08	15.33	0.11		(5.77)	(5.66)	0.15		0.95	—	1.10	8.57	(39.02)	0.64	0	.64†	0	.64†	0	.70†	158,268	146
12-31-07	13.44	0	.05•	1.94	1.99	0.04		0.06	—	0.10	15.33	14.81	0.63	0.63		0.63		0.36		345,200	147
12-31-06	13.25	0	.07•	1.49	1.56	—		1.37	—	1.37	13.44	12.21	0.65	0.65		0.65		0.50		84,973	160
08-15-05(4)–12-31-05	12.48	0	.02•	0.75	0.77	—		—	—	—	13.25	6.17	0.74	0.74		0.74		0.34		214	186
Class S
12-31-08	15.24	0.06		(5.71)	(5.65)	0.09		0.95	—	1.04	8.55	(39.14)	0.89	0	.89†	0	.89†	0	.46†	688,119	146
12-31-07	13.38	0.01		1.93	1.94	0.02		0.06	—	0.08	15.24	14.49	0.88	0.88		0.88		0.14		1,140,647	147
12-31-06	13.23	0.02		1.50	1.52	—		1.37	—	1.37	13.38	11.91	0.90	0.90		0.90		0.16		665,138	160
12-31-05	12.26	(0	.01)•	1.95	1.94	—		0.97	—	0.97	13.23	16.90	0.99	0.99		0.99		(0.06)		584,904	186
12-31-04	9.89	(0.03)		2.41	2.38	0.01		—	—	0.01	12.26	24.10	1.01	1.01		1.01		(0.30)		252,605	151
Class S2
12-31-08	15.16	0.04		(5.68)	(5.64)	0.05		0.95	—	1.00	8.52	(39.26)	1.14	1	.04†	1	.04†	0	.30†	34,326	146
12-31-07	13.32	(0.01)		1.91	1.90	0	.00*	0.06	—	0.06	15.16	14.28	1.13	1.03		1.03		(0.02)		59,534	147
12-31-06	13.19	0	.00*	1.50	1.50	—		1.37	—	1.37	13.32	11.79	1.15	1.05		1.05		0.02		42,398	160
12-31-05	12.24	(0	.03)•	1.95	1.92	—		0.97	—	0.97	13.19	16.76	1.24	1.14		1.14		(0.20)		30,511	186
12-31-04	9.90	(0.03)		2.39	2.36	0.02		—	—	0.02	12.24	23.83	1.16	1.16		1.16		(0.45)		9,814	151
ING Global Real Estate Portfolio
Class ADV
12-31-08	12.08	0.19		(5.20)	(5.01)	—		—	—	—	7.07	(41.47)	1.72	1	.50†	1	.50†	1	.79†	1	53
12-31-07	13.34	0	.07•	(1.08)	(1.01)	0.20		0.01	0.04	0.25	12.08	(7.63)	1.72	1.50		1.50		0.50		1	58
04-28-06(4)–12-31-06	11.05	0	.09•	2.54	2.63	0.24		0.10	—	0.34	13.34	23.82	1.83	1.52		1.52		1.08		1	37
Class I
12-31-08	12.08	0	.26•	(5.22)	(4.96)	—		—	—	—	7.12	(41.06)	0.97	0	.90†	0	.90†	2	.73†	272,111	53
12-31-07	13.42	0	.22•	(1.16)	(0.94)	0.35		0.01	0.04	0.40	12.08	(7.03)	0.97	0.90		0.90		1.65		141,367	58
01-03-06(4)–12-31-06	10.00	0.15		3.62	3.77	0.25		0.10	—	0.35	13.42	37.77	1.08	0.92		0.92		1.54		44,706	37
Class S
12-31-08	12.07	0	.23•	(5.21)	(4.98)	—		—	—	—	7.09	(41.26)	1.22	1	.15†	1	.15†	2	.33†	144,199	53
12-31-07	13.41	0	.17•	(1.14)	(0.97)	0.32		0.01	0.04	0.37	12.07	(7.29)	1.22	1.15		1.15		1.26		151,893	58
01-03-06(4)–12-31-06	10.0	0	.16•	3.59	3.75	0.24		0.10	—	0.34	13.41	37.54	1.33	1.17		1.17		1.37		80,218	37
Class S2
12-31-08	12.12	0	.21•	(5.22)	(5.01)	—		—	—	—	7.11	(41.34)	1.47	1	.30†	1	.30†	2	.02†	1,695	53
12-31-07	13.45	0	.14•	(1.13)	(0.99)	0.29		0.01	0.04	0.34	12.12	(7.39)	1.47	1.30		1.30		1.04		2,736	58
05-03-06(4)–12-31-06	11.05	0	.08•	2.60	2.68	0.18		0.10	—	0.28	13.45	24.25	1.58	1.32		1.32		1.02		1,807	37

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (continued)

		Income
		(loss)
		from
		investment													Ratios to average net assets
		operations																				Supplemental
	Net											Net				Expenses						data
	asset			Net			Less distributions					asset				net of fee
	value,	Net		realized	Total							value,			Expenses	waivers		Expenses				Net assets,
	beginning	investment		and	from		From net		From net	From		end of			before	and/or		net of all		Net Investment		end of	Portfolio
	of year	income		unrealized	investment		investment		realized	return of	Total	year or	Total		reductions/	recoupments,		reductions/		income		year or	turnover
	or period	(loss)		gain (loss)	operations		income		gains	capital	distributions	period	Return(1)		additions(2)(3)	if any(2)(3)		additions(2)(3)		(loss) (2)(3)		period	rate
Year or period ended	($)	($)		($)	($)		($)		($)	($)	($)	($)	(%)		(%)	(%)		(%)		(%)		($000’s)	(%)

ING Global Resources Portfolio
Class ADV
12-31-08	25.93	0	.09•	(8.99)	(8.90)		0.38		3.83	—	4.21	12.82	(41	.22)(a)	1.39	1	.24†	1	.24†	0	.46†	1,983	85
12-31-07	21.64	0	.30•	6.51	6.81		0.03		2.49	—	2.52	25.93	32.81		1.39	1	.24†	1	.24†	1	.26†	1,880	166
12-18-06(4)–12-31-06	21.75	(0	.00)*	(0.11)	(0.11)		—		—	—	—	21.64	0.51		1.40	1.25		1.25		(0.79)		181	159
Class I
12-31-08	26.36	0	.21•	(9.18)	(8.97)		0.42		3.83	—	4.25	13.14	(40	.86)(a)	0.64	0	.64†	0	.64†	0	.97†	23,664	85
12-31-07	21.84	0	.32•	6.72	7.04		0.03		2.49	—	2.52	26.36	33.60		0.64	0	.64†	0	.64†	1	.32†	35,734	166
12-31-06	20.41	0	.10•	4.21	4.31		0.07		2.81	—	2.88	21.84	21.72		0.65	0.65		0.65		0.48		19,960	159
12-31-05	15.74	0.12		5.62	5.74		0.17		0.90	—	1.07	20.41	38.08		0.65	0.65		0.65		1.17		8,870	334
12-31-04	14.90	0.14		0.85	0.99		0.15		—	—	0.15	15.74	6.67		0.67	0.67		0.67		1.77		2,420	176
Class S
12-31-08	26.19	0	.16•	(9.11)	(8.95)		0.38		3.83	—	4.21	13.03	(41	.00)(a)	0.89	0	.89†	0	.89†	0	.74†	691,845	85
12-31-07	21.74	0	.25•	6.69	6.94		0	.00*	2.49	—	2.49	26.19	33.27		0.89	0	.89†	0	.89†	1	.07†	1,039,716	166
12-31-06	20.35	0	.05•	4.19	4.24		0.04		2.81	—	2.85	21.74	21.41		0.90	0.90		0.90		0.23		540,037	159
12-31-05	15.71	0.13		5.55	5.68		0.14		0.90	—	1.04	20.35	37.73		0.90	0.90		0.90		1.01		379,936	334
12-31-04	14.89	0	.20•	0.75	0.95		0.13		—	—	0.13	15.71	6.42		0.91	0.91		0.91		1.69		190,176	176
Class S2
12-31-08	26.01	0.12		(9.04)	(8.92)		0.33		3.83	—	4.16	12.93	(41	.09)(a)	1.14	1	.04†	1	.04†	0	.58†	22,534	85
12-31-07	21.63	0.20		6.67	6.87		—		2.49	—	2.49	26.01	33.09		1.14	1	.04†	1	.04†	0	.85†	41,174	166
12-31-06	20.28	0	.02•	4.16	4.18		0.02		2.81	—	2.83	21.63	21.19		1.15	1.05		1.05		0.08		31,793	159
12-31-05	15.68	0.09		5.55	5.64		0.14		0.90	—	1.04	20.28	37.54		1.15	1.05		1.05		0.85		22,548	334
12-31-04	14.90	0	.20•	0.72	0.92		0.14		—	—	0.14	15.68	6.23		1.07	1.07		1.07		1.40		10,141	176
ING Janus Contrarian Portfolio
Class ADV
12-31-08	17.58	(0	.05)•	(7.86)	(7.91)		0.11		1.86	—	1.97	7.70	(49.18)		1.50	1.34		1.33		(0.46)		501	48
12-31-07	14.81	0	.00•,*	3.07	3.07		—		0.30	—	0.30	17.58	20.80		1.49	1.34		1.32		0.01		2	112
12-29-06(4)–12-31-06	14.81	(0	.00)*	—	(0	.00)*	—		—	—	—	14.81	—		1.53	1.38		1.38		(1.38)		1	34
Class I
12-31-08	17.75	0	.11•	(8.05)	(7.94)		0.11		1.86	—	1.97	7.84	(48.85)		0.75	0.74		0.73		0.92		156,515	48
12-31-07	14.89	0.09		3.07	3.16		—		0.30	—	0.30	17.75	21.30		0.74	0.74		0.72		0.67		2	112
04-28-06(4)–12-31-06	13.88	0	.09•	1.58	1.67		0.08		0.58	—	0.66	14.89	12.85		0.78	0.78		0.78		0.72		1	34
Class S
12-31-08	17.70	0.08		(8.03)	(7.95)		0.08		1.86	—	1.94	7.81	(48.98)		1.00	0.99		0.98		0.66		447,678	48
12-31-07	14.90	0	.06•	3.04	3.10		—		0.30	—	0.30	17.70	20.88		0.99	0.99		0.97		0.34		810,064	112
12-31-06	12.72	0	.07•	2.75	2.82		0.06		0.58	—	0.64	14.90	23.04		1.03	1.03		1.03		0.51		150,930	34
12-31-05	11.01	0	.04•	1.68	1.72		0.01		—	—	0.01	12.72	15.61		1.05	1.05		1.05		0.34		81,925	47
12-31-04	9.40	0.01		1.60	1.61		—		—	—	—	11.01	17.13		1.06	1.05		1.05		0.14		65,770	33
Class S2
12-31-08	17.58	0.07		(7.99)	(7.92)		0.05		1.86	—	1.91	7.75	(49.07)		1.25	1.14		1.13		0.53		18,751	48
12-31-07	14.81	0.02		3.05	3.07		—		0.30	—	0.30	17.58	20.81		1.24	1.14		1.12		0.19		39,409	112
12-31-06	12.66	0.05		2.73	2.78		0.05		0.58	—	0.63	14.81	22.81		1.28	1.18		1.18		0.37		7,238	34
12-31-05	10.98	0	.02•	1.67	1.69		0.01		—	—	0.01	12.66	15.39		1.30	1.20		1.20		0.22		3,756	47
12-31-04	9.39	(0.02)		1.61	1.59		—		—	—	—	10.98	16.93		1.21	1.21		1.20		(0.07)		2,178	33

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (continued)

		Income
		(loss)
		from
		investment														Ratios to average net assets
		operations																					Supplemental
	Net												Net				Expenses						data
	asset			Net		Less distributions							asset				net of fee
	value,	Net		realized	Total								value,			Expenses	waivers		Expenses				Net assets,
	beginning	investment		and	from	From net		From net		From			end of			before	and/or		net of all		Net Investment		end of	Portfolio
	of year	income		unrealized	investment	investment		realized		return of	Total		year or	Total		reductions/	recoupments,		reductions/		income		year or	turnover
	or period	(loss)		gain (loss)	operations	income		gains		capital	distributions		period	Return(1)		additions(2)(3)	if any(2)(3)		additions(2)(3)		(loss) (2)(3)		period	rate
Year or period ended	($)	($)		($)	($)	($)		($)		($)	($)		($)	(%)		(%)	(%)		(%)		(%)		($000’s)	(%)

ING JPMorgan Emerging Markets Equity Portfolio
Class ADV
12-31-08	26.43	0	.25•	(13.17)	(12.92)	0.48		1.23		—	1.71		11.80	(51	.46)(a)	2.00	1.85		1.85		1.27		2,318	14
12-31-07	19.42	(0	.00)•,*	7.33	7.33	0.27		0.05		—	0.32		26.43	38.02		2.00	1.85		1.85		(0	.00)*	5,040	15
03-23-06(4)–12-31-06	15.99	(0.02)		3.75	3.73	0.11		0.19		—	0.30		19.42	23.74		2.01	1.86		1.86		(0.36)		431	5
Class I
12-31-08	26.85	0	.36•	(13.40)	(13.04)	0.55		1.23		—	1.78		12.03	(51	.21)(a)	1.25	1.25		1.25		1.86		203,797	14
12-31-07	19.61	0	.16•	7.40	7.56	0.27		0.05		—	0.32		26.85	38.86		1.25	1.25		1.25		0.72		333,429	15
12-31-06	14.67	0	.12•	5.12	5.24	0.11		0.19		—	0.30		19.61	36.18		1.26	1.26		1.26		0.72		193,413	5
12-02-05(4)–12-31-05	14.28	0	.03•	0.36	0.39	—		—		—	—		14.67	2.73		1.30	1.30		1.30		2.38		33,756	85
Class S
12-31-08	26.79	0	.32•	(13.38)	(13.06)	0.50		1.23		—	1.73		12.00	(51	.32)(a)	1.50	1.50		1.50		1.61		464,609	14
12-31-07	19.58	0	.10•	7.39	7.49	0.23		0.05		—	0.28		26.79	38.53		1.50	1.50		1.50		0.45		974,312	15
12-31-06	14.67	0.10		5.09	5.19	0.09		0.19		—	0.28		19.58	35.79		1.51	1.51		1.51		0.69		556,576	5
12-31-05(5)	10.89	0	.11•	3.68	3.79	0.01		—		—	0.01		14.67	34.82		1.50	1.50		1.50		0.90		366,350	85
12-31-04	9.28	0.05		1.60	1.65	0.04		—		—	0.04		10.89	17.76		1.54	1.54		1.54		0.62		156,615	166
Class S2
12-31-08	26.59	0	.30•	(13.29)	(12.99)	0.45		1.23		—	1.68		11.92	(51	.37)(a)	1.75	1.65		1.65		1.48		20,682	14
12-31-07	19.45	0.08		7.32	7.40	0.21		0.05		—	0.26		26.59	38.29		1.75	1.65		1.65		0.34		47,835	15
12-31-06	14.58	0	.08•	5.06	5.14	0.08		0.19		—	0.27		19.45	35.68		1.76	1.66		1.66		0.50		35,282	5
12-31-05(5)	10.85	0	.09•	3.65	3.74	0.01		—		—	0.01		14.58	34.51		1.75	1.65		1.65		0.74		19,785	85
12-31-04	9.26	0.02		1.62	1.64	0.05		—		—	0.05		10.85	17.68		1.69	1.69		1.69		0.40		7,223	166
ING Julius Baer Foreign Portfolio
Class ADV
12-31-08	18.22	0	.21•	(7.71)	(7.50)	—		1.54		—	1.54		9.18	(43.95)		1.62	1	.47†	1	.47†	1	.45†	1,372	138
12-31-07	16.81	0.01		2.66	2.67	0.05		1.21		—	1.26		18.22	16.04		1.62	1.47		1.47		0.08		6,491	77
04-28-06(4)–12-31-06	15.39	(0	.04)•	1.46	1.42	—		0	.00*	—	0	.00*	16.81	9.24		1.64	1.49		1.48		(0.52)		460	62
Class I
12-31-08	18.48	0	.28•	(7.82)	(7.54)	—		1.54		—	1.54		9.40	(43.53)		0.87	0	.87†	0	.87†	2	.03†	821,760	138
12-31-07	16.94	0.21		2.59	2.80	0.05		1.21		—	1.26		18.48	16.74		0.87	0.87		0.87		1.30		1,259,238	77
12-31-06	13.07	0	.18•	3.69	3.87	—		0	.00*	—	0	.00*	16.94	29.63		0.89	0.89		0.88		1.20		864,923	62
12-31-05	12.21	0	.05•	1.85	1.90	0.02		1.02		—	1.04		13.07	15.60		0.92	0.92		0.92		0.68		10,787	92
12-03-04(4)–12-31-04	11.89	(0	.00)*	0.41	0.41	0.02		0.07		—	0.09		12.21	3.47		0.96	0.96		0.96		(0.56)		2,993	104
Class S
12-31-08	18.39	0.26		(7.79)	(7.53)	—		1.54		—	1.54		9.32	(43.69)		1.12	1	.12†	1	.12†	1	.87†	616,030	138
12-31-07	16.87	0	.19•	2.56	2.75	0.02		1.21		—	1.23		18.39	16.47		1.12	1.12		1.12		1.05		1,083,647	77
12-31-06	13.06	0.13		3.68	3.81	—		0	.00*	—	0	.00*	16.87	29.19		1.14	1.14		1.13		0.89		727,745	62
12-31-05	12.22	0	.10•	1.77	1.87	0.01		1.02		—	1.03		13.06	15.35		1.17	1.17		1.17		0.76		811,202	92
12-31-04	10.42	0.05		1.83	1.88	0.01		0.07		—	0.08		12.22	18.03		1.21	1.21		1.21		0.39		379,495	104
Class S2
12-31-08	18.32	0.24		(7.75)	(7.51)	—		1.54		—	1.54		9.27	(43.76)		1.37	1	.27†	1	.27†	1	.69†	41,667	138
12-31-07	16.83	0.17		2.53	2.70	—		1.21		—	1.21		18.32	16.23		1.37	1.27		1.27		0.96		83,194	77
12-31-06	13.04	0	.13•	3.66	3.79	—		0	.00*	—	0	.00*	16.83	29.08		1.39	1.29		1.28		0.90		73,497	62
12-31-05	12.22	0	.08•	1.76	1.84	0	.00*	1.02		—	1.02		13.04	15.13		1.42	1.32		1.32		0.62		40,914	92
12-31-04	10.43	0.05		1.81	1.86	0	.00*	0.07		—	0.07		12.22	17.86		1.36	1.36		1.36		0.22		20,429	104

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (continued)

		Income
		(loss)
		from
		investment													Ratios to average net assets
		operations																				Supplemental
	Net												Net			Expenses						data
	asset			Net			Less distributions						asset			net of fee
	value,	Net		realized		Total							value,		Expenses	waivers		Expenses				Net assets,
	beginning	investment		and		from	From net		From net	From			end of		before	and/or		net of all		Net Investment		end of	Portfolio
	of year	income		unrealized		investment	investment		realized	return of	Total		year or	Total	reductions/	recoupments,		reductions/		income		year or	turnover
	or period	(loss)		gain (loss)		operations	income		gains	capital	distributions		period	Return(1)	additions(2)(3)	if any(2)(3)		additions(2)(3)		(loss) (2)(3)		period	rate
Year or period ended	($)	($)		($)		($)	($)		($)	($)	($)		($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)

ING Liquid Assets Portfolio
Class I
12-31-08	1.00	0.03		0	.00*	0.03	0.03		—	—	0.03		1.00	2.70	0.28	0.28		0.28		2.64		204,155	—
12-31-07	1.00	0.05		(0	.00)*	0.05	0.05		—	—	0.05		1.00	5.22	0.28	0.28		0.28		5.10		184,187	—
12-31-06	1.00	0.05		—		0.05	0.05		—	—	0.05		1.00	4.93	0.29	0.29		0.29		4.89		204,662	—
12-31-05	1.00	0.03		(0	.00)*	0.03	0.03		—	—	0.03		1.00	3.04	0.29	0.29		0.29		3.00		134,152	—
05-07-04(4)–12-31-04	1.00	0.01		(0	.00)*	0.01	0.01		—	—	0.01		1.00	0.86	0.29	0.29		0.29		1.43		125,543	—
Class S
12-31-08	1.00	0.02		0	.00*	0.02	0.02		—		0.02		1.00	2.44	0.53	0.53		0.53		2.28		2,461,486	—
12-31-07	1.00	0.05		0	.00*	0.05	0.05		—	—	0.05		1.00	4.96	0.53	0.53		0.53		4.85		1,136,300	—
12-31-06	1.00	0.05		—		0.05	0.05		—	—	0.05		1.00	4.67	0.54	0.54		0.54		4.60		767,059	—
12-31-05	1.00	0.03		(0	.00)*	0.03	0.03		—	—	0.03		1.00	2.78	0.54	0.54		0.54		2.75		676,630	—
12-31-04	1.00	0.01		(0	.00)*	0.01	0.01		—	—	0.01		1.00	0.92	0.54	0.54		0.54		0.91		675,387	—
Class S2
12-31-08	1.00	0.02		0	.00*	0.02	0.02		—	—	0.02		1.00	2.29	0.78	0.68		0.68		2.06		171,930	—
12-31-07	1.00	0.05		—		0.05	0.05		—	—	0.05		1.00	4.80	0.78	0.68		0.68		4.70		55,304	—
12-31-06	1.00	0.05		—		0.05	0.05		—	—	0.05		1.00	4.51	0.79	0.69		0.69		4.48		20,509	—
12-31-05	1.00	0.03		(0	.00)*	0.03	0.03		—	—	0.03		1.00	2.63	0.79	0.69		0.69		2.61		12,828	—
12-31-04	1.00	0.01		(0	.00)*	0.01	0.01		—	—	0.01		1.00	0.77	0.69	0.69		0.69		0.84		10,124	—
ING Marsico Growth Portfolio
Class ADV
12-31-08	18.68	0	.04•	(7.61)		(7.57)	—		—	—	—		11.11	(40.52)	1.53	1	.38†	1	.38†	0	.24†	3,818	76
12-31-07	16.42	0.06		2.20		2.26	—		—	—	—		18.68	13.76	1.52	1.37		1.37		0.34		14,649	51
12-31-06	15.70	(0.04)		0.76		0.72	—		—	—	—		16.42	4.59	1.52	1.37		1.36		(0.34)		11,394	64
12-31-05	14.47	(0	.06)•	1.29		1.23	—		—	—	—		15.70	8.50	1.51	1.36		1.34		(0.41)		6,456	72
12-31-04	12.90	(0.02)		1.59		1.57	—		—	—	—		14.47	12.17	1.38	1.38		1.35		(0.28)		1,784	72
Class I
12-31-08	19.14	0	.15•	(7.80)		(7.65)	0.13		—	—	0.13		11.36	(40.16)	0.78	0	.78†	0	.78†	0	.95†	249,020	76
12-31-07	16.73	0	.17•	2.24		2.41	0	.00*	—	—	0	.00*	19.14	14.43	0.77	0.77		0.77		0.96		145,442	51
12-31-06	15.90	0	.05•	0.78		0.83	—		—	—	—		16.73	5.22	0.77	0.77		0.76		0.30		75,920	64
12-31-05	14.57	0	.03•	1.30		1.33	—		—	—	—		15.90	9.13	0.76	0.76		0.74		0.18		10,944	72
12-31-04	12.91	0.04		1.62		1.66	—		—	—	—		14.57	12.86	0.78	0.75		0.75		0.30		3,285	72
Class S
12-31-08	18.93	0.11		(7.72)		(7.61)	0.08		—	—	0.08		11.24	(40.31)	1.03	1	.03†	1	.03†	0	.65†	455,225	76
12-31-07	16.58	0.12		2.23		2.35	—		—	—	—		18.93	14.17	1.02	1.02		1.02		0.64		833,885	51
12-31-06	15.80	(0	.00)*	0.78		0.78	—		—	—	—		16.58	4.94	1.02	1.02		1.01		(0	.00)*	801,219	64
12-31-05	14.51	0	.00*	1.29		1.29	—		—	—	—		15.80	8.89	1.01	1.01		0.99		(0.02)		886,962	72
12-31-04	12.90	0	.01•	1.60		1.61	—		—	—	—		14.51	12.48	1.03	1.03		1.00		0.04		882,416	72
Class S2
12-31-08	18.79	0	.08•	(7.66)		(7.58)	0.05		—	—	0.05		11.16	(40.42)	1.28	1	.18†	1	.18†	0	.49†	14,280	76
12-31-07	16.48	0.09		2.22		2.31	—		—	—	—		18.79	14.02	1.27	1.17		1.17		0.49		26,473	51
12-31-06	15.73	(0.02)		0.77		0.75	—		—	—	—		16.48	4.77	1.27	1.17		1.16		(0.15)		24,805	64
12-31-05	14.47	(0	.03)•	1.29		1.26	—		—	—	—		15.73	8.71	1.26	1.16		1.14		(0.19)		22,551	72
12-31-04	12.88	(0.01)		1.60		1.59	—		—	—	—		14.47	12.34	1.18	1.15		1.15		(0.10)		15,096	72

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (continued)

		Income
		(loss)
		from
		investment												Ratios to average net assets
		operations																			Supplemental
	Net											Net			Expenses						data
	asset			Net			Less distributions					asset			net of fee
	value,	Net		realized	Total							value,		Expenses	waivers		Expenses				Net assets,
	beginning	investment		and	from		From net		From net	From		end of		before	and/or		net of all		Net Investment		end of	Portfolio
	of year	income		unrealized	investment		investment		realized	return of	Total	year or	Total	reductions/	recoupments,		reductions/		income		year or	turnover
	or period	(loss)		gain (loss)	operations		income		gains	capital	distributions	period	Return(1)	additions(2)(3)	if any(2)(3)		additions(2)(3)		(loss) (2)(3)		period	rate
Year or period ended	($)	($)		($)	($)		($)		($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)

ING Marsico International Opportunities Portfolio
Class ADV
12-31-08	16.99	0	.11•	(8.01)	(7.90)		—		1.40	—	1.40	7.69	(49.65)	1.49	1	.28†	1	.28†	0	.85†	4,326	122
12-31-07	15.22	0	.14•	2.81	2.95		0.11		1.07	—	1.18	16.99	20.19	1.47	1.28		1.28		0.88		15,698	111
01-20-06(4)–12-31-06	12.77	0.04		2.46	2.50		0.01		0.04	—	0.05	15.22	19.63	1.48	1.28		1.28		0.34		17,507	103
Class I
12-31-08	17.11	0	.20•	(8.05)	(7.85)		0.16		1.40	—	1.56	7.70	(49.34)	0.74	0	.68†	0	.68†	1	.62†	210,871	122
12-31-07	15.32	0	.23•	2.84	3.07		0.21		1.07	—	1.28	17.11	20.88	0.72	0.68		0.68		1.42		204,729	111
12-31-06	12.38	0	.12•	2.87	2.99		0.01		0.04	—	0.05	15.32	24.21	0.73	0.68		0.68		0.90		137,712	103
04-29-05(4)–12-31-05	10.00	0	.04•	2.52	2.56		0.02		0.16	—	0.18	12.38	25.62	0.78	0.68		0.68		0.58		44,459	73
Class S
12-31-08	17.05	0	.16•	(8.02)	(7.86)		0.13		1.40	—	1.53	7.66	(49.51)	0.99	0	.93†	0	.93†	1	.25†	193,839	122
12-31-07	15.28	0	.18•	2.84	3.02		0.18		1.07	—	1.25	17.05	20.58	0.97	0.93		0.93		1.10		362,903	111
12-31-06	12.36	0.08		2.88	2.96		0	.00*	0.04	—	0.04	15.28	24.02	0.98	0.93		0.93		0.64		222,639	103
05-02-05(4)–12-31-05	10.00	0	.02•	2.51	2.53		0.01		0.16	—	0.17	12.36	25.35	1.02	0.93		0.93		0.22		150,499	73
Class S2
12-31-08	16.95	0.13		(8.00)	(7.87)		0.04		1.40	—	1.44	7.64	(49.66)	1.24	1	.08†	1	.08†	1	.01†	1	122
12-31-07	15.28	0.15		2.80	2.95		0.21		1.07	—	1.28	16.95	20.13	1.22	1.08		1.08		0.97		1	111
12-29-06(4)–12-31-06	15.28	(0	.00)*	—	(0	.00)*	—		—	—	—	15.28	—	1.23	1.08		1.08		(1.08)		1	103
ING MFS Total Return Portfolio
Class ADV
12-31-08	17.99	0	.37•	(4.17)	(3.80)		0.68		1.61	—	2.29	11.90	(22.63)	1.41	1.26		1.25		2.40		1,960	59
12-31-07	18.78	0.40		0.31	0.71		0.48		1.02	—	1.50	17.99	3.61	1.39	1.24		1.23		2.12		6,428	60
12-31-06	18.05	0	.40•	1.57	1.97		0.40		0.84	—	1.24	18.78	11.55	1.39	1.24		1.23		2.28		6,428	44
12-31-05	18.67	0	.36•	0.09	0.45		0.41		0.66	—	1.07	18.05	2.53	1.40	1.25		1.25		1.98		5,839	51
12-31-04	17.19	0	.39•	1.47	1.86		0.38		—	—	0.38	18.67	10.83	1.24	1.23		1.23		2.08		3,159	66
Class I
12-31-08	18.26	0	.48•	(4.23)	(3.75)		1.03		1.61	—	2.64	11.87	(22.17)	0.66	0.66		0.65		3.06		121,270	59
12-31-07	19.03	0.51		0.34	0.85		0.60		1.02	—	1.62	18.26	4.27	0.64	0.64		0.63		2.75		200,345	60
12-31-06	18.26	0	.53•	1.57	2.10		0.49		0.84	—	1.33	19.03	12.22	0.64	0.64		0.63		2.86		151,940	44
12-31-05	18.81	0	.49•	0.08	0.57		0.46		0.66	—	1.12	18.26	3.14	0.65	0.65		0.65		2.71		172,607	51
12-31-04	17.22	0	.47•	1.50	1.97		0.38		—	—	0.38	18.81	11.45	0.64	0.64		0.63		2.69		5,119	66
Class S
12-31-08	18.23	0	.44•	(4.22)	(3.78)		0.94		1.61	—	2.55	11.90	(22.35)	0.91	0.91		0.90		2.82		836,604	59
12-31-07	19.00	0	.47•	0.33	0.80		0.55		1.02	—	1.57	18.23	4.01	0.89	0.89		0.88		2.47		1,265,296	60
12-31-06	18.23	0	.48•	1.57	2.05		0.44		0.84	—	1.28	19.00	11.93	0.89	0.89		0.88		2.62		1,400,960	44
12-31-05	18.78	0	.43•	0.10	0.53		0.42		0.66	—	1.08	18.23	2.90	0.89	0.89		0.89		2.32		1,465,066	51
12-31-04	17.21	0	.41•	1.50	1.91		0.34		—	—	0.34	18.78	11.12	0.89	0.89		0.88		2.42		1,483,814	66
Class S2
12-31-08	18.08	0	.41•	(4.18)	(3.77)		0.88		1.61	—	2.49	11.82	(22.44)	1.16	1.06		1.05		2.67		33,529	59
12-31-07	18.87	0.45		0.31	0.76		0.53		1.02	—	1.55	18.08	3.82	1.14	1.04		1.03		2.32		51,016	60
12-31-06	18.12	0.45		1.56	2.01		0.42		0.84	—	1.26	18.87	11.79	1.14	1.04		1.03		2.48		54,492	44
12-31-05	18.71	0	.40•	0.08	0.48		0.41		0.66	—	1.07	18.12	2.68	1.14	1.04		1.04		2.18		49,367	51
12-31-04	17.18	0	.39•	1.50	1.89		0.36		—	—	0.36	18.71	11.02	1.04	1.04		1.03		2.30		36,969	66

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (continued)

		Income
		(loss)
		from
		investment											Ratios to average net assets
		operations																		Supplemental
	Net										Net			Expenses						data
	asset			Net			Less distributions				asset			net of fee
	value,	Net		realized	Total						value,		Expenses	waivers		Expenses				Net assets,
	beginning	investment		and	from		From net	From net	From		end of		before	and/or		net of all		Net Investment		end of	Portfolio
	of year	income		unrealized	investment		investment	realized	return of	Total	year or	Total	reductions/	recoupments,		reductions/		income		year or	turnover
	or period	(loss)		gain (loss)	operations		income	gains	capital	distributions	period	Return(1)	additions(2)(3)	if any(2)(3)		additions(2)(3)		(loss) (2)(3)		period	rate
Year or period ended	($)	($)		($)	($)		($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)

ING MFS Utilities Portfolio
Class ADV
12-31-08	17.74	0.30		(6.42)	(6.12)		0.38	1.75	—	2.13	9.49	(37.91)	1.53	1.38		1.36		2.13		618	67
12-31-07	14.54	0	.29•	3.59	3.88		0.14	0.54	—	0.68	17.74	26.97	1.52	1.37		1.34		1.73		987	81
07-18-06(4)–12-31-06	11.95	0.05		2.54	2.59		—	—	—	—	14.54	21.67	1.54	1.39		1.37		1.23		86	93
Class I
12-31-08	17.92	0	.40•	(6.52)	(6.12)		0.52	1.75	—	2.27	9.53	(37.56)	0.78	0.78		0.76		2.73		4,858	67
12-31-07	14.60	0.37		3.63	4.00		0.14	0.54	—	0.68	17.92	27.72	0.77	0.77		0.74		2.24		9,192	81
12-31-06	11.22	0.28		3.18	3.46		0.02	0.06	—	0.08	14.60	31.04	0.79	0.79		0.77		2.34		7,489	93
04-29-05(4)–12-31-05	10.00	0	.13•	1.41	1.54		0.09	0.23	—	0.32	11.22	15.35	0.82	0.80		0.80		1.73		5,599	152
Class S
12-31-08	17.84	0	.36•	(6.48)	(6.12)		0.46	1.75	—	2.21	9.51	(37.70)	1.03	1.03		1.01		2.55		404,884	67
12-31-07	14.56	0	.33•	3.61	3.94		0.12	0.54	—	0.66	17.84	27.38	1.02	1.02		0.99		1.99		587,399	81
12-31-06	11.20	0	.26•	3.17	3.43		0.01	0.06	—	0.07	14.56	30.81	1.04	1.04		1.02		2.07		306,300	93
05-02-05(4)–12-31-05	10.07	0	.10*	1.34	1.44		0.08	0.23	—	0.31	11.20	14.25	1.07	1.05		1.05		1.31		168,701	152
Class S2
12-31-08	17.83	0.35		(6.50)	(6.15)		0.26	1.75	—	2.01	9.67	(37.71)	1.28	1.18		1.16		2.42		1	67
12-31-07	14.54	0.30		3.67	3.97		0.14	0.54	—	0.68	17.83	27.61	1.27	1.17		1.14		1.88		1	81
12-29-06(4)–12-31-06	14.54	(0	.00)*	—	(0	.00)*	—	—	—	—	14.54	—	1.29	1.19		1.17		(1.17)		1	93
ING Oppenheimer Main Street Portfolio®
Class ADV
12-31-08	20.22	0.14		(7.98)	(7.84)		0.31	—	—	0.31	12.07	(39.01)	1.41	1	.26†	1	.26†	0	.81†	1	119
12-31-07	19.63	0.13		0.63	0.76		0.17	—	—	0.17	20.22	3.84	1.39	1.24		1.24		0.68		1	103
04-28-06(4)–12-31-06	18.45	0.06		1.36	1.42		0.24	—	—	0.24	19.63	7.85	1.39	1.24		1.24		0.67		1	90
Class I
12-31-08	20.48	0.24		(8.06)	(7.82)		0.56	—	—	0.56	12.10	(38.57)	0.66	0	.66†	0	.66†	1	.39†	3,491	119
12-31-07	19.83	0	.27•	0.64	0.91		0.26	—	—	0.26	20.48	4.53	0.64	0.64		0.64		1.29		5,857	103
12-31-06	17.44	0	.22•	2.41	2.63		0.24	—	—	0.24	19.83	15.25	0.64	0.64		0.64		1.22		5,629	90
12-31-05	16.65	0	.21•	0.78	0.99		0.20	—	—	0.20	17.44	6.02	0.64	0.64		0.64		1.26		2,530	80
12-31-04	14.87	0.18		1.77	1.95		0.17	—	—	0.17	16.65	13.15	0.64	0.63		0.61		1.17		136	175
Class S
12-31-08	20.48	0	.19•	(8.05)	(7.86)		0.45	—	—	0.45	12.17	(38.69)	0.91	0	.91†	0	.91†	1	.13†	245,383	119
12-31-07	19.83	0	.21•	0.64	0.85		0.20	—	—	0.20	20.48	4.27	0.89	0.89		0.89		1.03		474,329	103
12-31-06	17.44	0	.17•	2.41	2.58		0.19	—	—	0.19	19.83	14.93	0.89	0.89		0.89		0.93		542,958	90
12-31-05	16.65	0	.17•	0.78	0.95		0.16	—	—	0.16	17.44	5.73	0.89	0.89		0.89		1.01		559,041	80
12-31-04	14.87	0.16		1.75	1.91		0.13	—	—	0.13	16.65	12.88	0.89	0.88		0.86		0.87		624,376	175
Class S2
12-31-08	20.37	0	.17•	(8.02)	(7.85)		0.39	—	—	0.39	12.13	(38.80)	1.16	1	.06†	1	.06†	0	.98†	2,633	119
12-31-07	19.74	0	.18•	0.63	0.81		0.18	—	—	0.18	20.37	4.09	1.14	1.04		1.04		0.88		4,862	103
12-31-06	17.38	0	.14•	2.41	2.55		0.19	—	—	0.19	19.74	14.79	1.14	1.04		1.04		0.79		5,159	90
12-31-05	16.62	0	.14•	0.78	0.92		0.16	—	—	0.16	17.38	5.57	1.14	1.04		1.04		0.86		4,351	80
12-31-04	14.88	0.10		1.79	1.89		0.15	—	—	0.15	16.62	12.70	1.04	1.03		1.01		1.81		2,847	175

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (continued)

		Income
		(loss)
		from
		investment											Ratios to average net assets
		operations																		Supplemental
	Net										Net			Expenses						data
	asset			Net			Less distributions				asset			net of fee
	value,	Net		realized	Total						value,		Expenses	waivers		Expenses				Net assets,
	beginning	investment		and	from		From net	From net	From		end of		before	and/or		net of all		Net Investment		end of	Portfolio
	of year	income		unrealized	investment		investment	realized	return of	Total	year or	Total	reductions/	recoupments,		reductions/		income		year or	turnover
	or period	(loss)		gain (loss)	operations		income	gains	capital	distributions	period	Return(1)	additions(2)(3)	if any(2)(3)		additions(2)(3)		(loss) (2)(3)		period	rate
Year or period ended	($)	($)		($)	($)		($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)

ING PIMCO Core Bond Portfolio
Class ADV
12-31-08	11.29	0	.52•	(0.11)	0.41		0.30	0.10	—	0.40	11.30	3.70	1.31	1.16		1.16		4.63		1	537
12-31-07	10.82	0.44		0.43	0.87		0.40	—	—	0.40	11.29	8.32	1.32	1.17		1.17		4.08		1	803
04-28-06(4)–12-31-06	10.63	0	.28•	0.22	0.50		0.31	—	—	0.31	10.82	4.84	1.33	1.18		1.18		3.53		1	750
Class I
12-31-08	11.45	0	.59•	(0.09)	0.50		0.38	0.10	—	0.48	11.47	4.42	0.56	0.56		0.56		5.13		778,611	537
12-31-07	10.88	0.49		0.48	0.97		0.40	—	—	0.40	11.45	9.22	0.57	0.57		0.57		4.63		932,677	803
04-28-06(4)–12-31-06	10.67	0	.30•	0.22	0.52		0.31	—	—	0.31	10.88	5.01	0.58	0.58		0.58		4.17		795,704	750
Class S
12-31-08	11.47	0	.57•	(0.09)	0.48		0.37	0.10	—	0.47	11.48	4.21	0.81	0.81		0.81		5.00		2,150,994	537
12-31-07	10.89	0	.48•	0.47	0.95		0.37	—	—	0.37	11.47	8.99	0.82	0.82		0.82		4.39		979,690	803
12-31-06	10.71	0	.41•	0.04	0.45		0.27	—	—	0.27	10.89	4.32	0.85	0.85		0.85		3.84		643,131	750
12-31-05	10.92	0	.35•	(0.08)	0.27		0.38	0.10	—	0.48	10.71	2.46	0.84	0.84		0.84		3.23		1,059,548	760
12-31-04	10.72	0	.35•	0.16	0.51		0.29	0.02	—	0.31	10.92	4.78	0.86	0.86		0.86		3.21		744,258	279
Class S2
12-31-08	11.41	0	.55•	(0.10)	0.45		0.34	0.10	—	0.44	11.42	4.02	1.06	0.96		0.96		4.80		61,402	537
12-31-07	10.85	0	.46•	0.46	0.92		0.36	—	—	0.36	11.41	8.77	1.07	0.97		0.97		4.23		47,666	803
12-31-06	10.68	0	.40•	0.04	0.44		0.27	—	—	0.27	10.85	4.26	1.10	1.00		1.00		3.72		41,980	750
12-31-05	10.90	0	.33•	(0.08)	0.25		0.37	0.10	—	0.47	10.68	2.28	1.09	0.99		0.99		3.07		35,739	760
12-31-04	10.71	0	.33•	0.18	0.51		0.30	0.02	—	0.32	10.90	4.73	1.01	1.01		1.01		3.05		27,604	279
ING Pioneer Mid Cap Value Portfolio
Class ADV
12-31-08	12.22	0	.15•	(4.09)	(3.94)		0.11	0.66	—	0.77	7.51	(33.48)	1.39	1	.24†	1	.22†	1	.88†	44	91
12-31-07	12.30	0	.03•	0.64	0.67		0.10	0.65	—	0.75	12.22	4.91	1.39	1.24		1.24		0.26		1	65
12-29-06(4)–12-31-06	12.30	(0	.00)*	—	(0	.00)*	—	—	—	—	12.30	—	1.39	1.24		1.24		(1.24)		1	109
Class I
12-31-08	12.37	0	.15•	(4.05)	(3.90)		0.22	0.66	—	0.88	7.59	(32.90)	0.64	0	.64†	0	.62†	1	.47†	311,831	91
12-31-07	12.35	0	.14•	0.63	0.77		0.10	0.65	—	0.75	12.37	5.72	0.64	0.64		0.64		1.08		356,457	65
12-31-06	11.02	0.12		1.27	1.39		0.03	0.03	—	0.06	12.35	12.70	0.64	0.64		0.64		1.02		135,708	109
05-02-05(4)–12-31-05	10.07	0.03		0.92	0.95		—	—	—	—	11.02	9.43	0.66	0.66		0.66		0.97		22,281	50
Class S
12-31-08	12.32	0	.12•	(4.04)	(3.92)		0.16	0.66	—	0.82	7.58	(33.12)	0.89	0	.89†	0	.87†	1	.22†	506,336	91
12-31-07	12.30	0.09		0.65	0.74		0.07	0.65	—	0.72	12.32	5.52	0.89	0.89		0.89		0.70		656,802	65
12-31-06	11.00	0.08		1.27	1.35		0.02	0.03	—	0.05	12.30	12.35	0.89	0.89		0.89		0.69		632,504	109
04-29-05(4)–12-31-05	10.01	0.02		0.97	0.99		—	—	—	—	11.00	9.89	0.92	0.92		0.92		0.62		671,732	50
Class S2
12-31-08	12.26	0	.11•	(4.05)	(3.94)		0.01	0.66	—	0.67	7.65	(33.38)	1.14	1	.04†	1	.02†	1	.03†	1	91
12-31-07	12.30	0.08		0.63	0.71		0.10	0.65	—	0.75	12.26	5.25	1.14	1.04		1.04		0.64		1	65
12-29-06(4)–12-31-06	12.30	(0	.00)*	—	(0	.00)*	—	—	—	—	12.30	—	1.14	1.04		1.04		(1.04)		1	109

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (continued)

		Income
		(loss)
		from
		investment											Ratios to average net assets
		operations															Supplemental
	Net									Net				Expenses			data
	asset			Net		Less distributions				asset				net of fee
	value,	Net		realized	Total					value,			Expenses	waivers	Expenses		Net assets,
	beginning	investment		and	from	From net	From net	From		end of			before	and/or	net of all	Net Investment	end of	Portfolio
	of year	income		unrealized	investment	investment	realized	return of	Total	year or	Total		reductions/	recoupments,	reductions/	income	year or	turnover
	or period	(loss)		gain (loss)	operations	income	gains	capital	distributions	period	Return(1)		additions(2)(3)	if any(2)(3)	additions(2)(3)	(loss) (2)(3)	period	rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)		(%)	(%)	(%)	(%)	($000’s)	(%)

ING T. Rowe Price Capital Appreciation Portfolio
Class ADV
12-31-08	24.12	0	.36•	(6.54)	(6.18)	0.61	2.14	—	2.75	15.19	(27	.77)(a)	1.40	1.25	1.24	1.70	34,503	98
12-31-07	26.11	0.50		0.67	1.17	0.46	2.70	—	3.16	24.12	4.05		1.39	1.24	1.24	1.91	62,600	60
12-31-06	24.86	0	.45•	2.88	3.33	0.40	1.68	—	2.08	26.11	14.25		1.40	1.25	1.24	1.81	70,012	58
12-31-05	24.37	0	.31•	1.41	1.72	0.36	0.87	—	1.23	24.86	7.33		1.40	1.25	1.25	1.16	48,910	23
12-31-04	21.34	0	.34•	3.13	3.47	0.28	0.16	—	0.44	24.37	16.28		1.26	1.26	1.25	1.49	12,693	21
Class I
12-31-08	24.74	0	.49•	(6.69)	(6.20)	1.00	2.14	—	3.14	15.40	(27	.33)(a)	0.65	0.65	0.64	2.36	167,666	98
12-31-07	26.64	0	.66•	0.70	1.36	0.56	2.70	—	3.26	24.74	4.69		0.64	0.64	0.64	2.52	187,709	60
12-31-06	25.17	0	.61•	2.93	3.54	0.39	1.68	—	2.07	26.64	14.91		0.65	0.65	0.64	2.40	111,625	58
12-31-05	24.52	0	.43•	1.46	1.89	0.37	0.87	—	1.24	25.17	8.03		0.65	0.65	0.65	1.75	76,428	23
12-31-04	21.35	0.31		3.30	3.61	0.28	0.16	—	0.44	24.52	16.93		0.67	0.67	0.65	2.04	56,649	21
Class S
12-31-08	24.69	0	.44•	(6.67)	(6.23)	0.90	2.14	—	3.04	15.42	(27	.51)(a)	0.90	0.90	0.89	2.10	2,376,765	98
12-31-07	26.61	0	.59•	0.69	1.28	0.50	2.70	—	3.20	24.69	4.39		0.89	0.89	0.89	2.26	3,159,850	60
12-31-06	25.13	0	.55•	2.92	3.47	0.31	1.68	—	1.99	26.61	14.64		0.90	0.90	0.89	2.15	2,843,235	58
12-31-05	24.50	0	.37•	1.46	1.83	0.33	0.87	—	1.20	25.13	7.74		0.90	0.90	0.90	1.50	2,318,302	23
12-31-04	21.36	0.32		3.22	3.54	0.24	0.16	—	0.40	24.50	16.61		0.92	0.92	0.90	1.76	1,917,252	21
Class S2
12-31-08	24.54	0	.41•	(6.64)	(6.23)	0.81	2.14	—	2.95	15.36	(27	.64)(a)	1.15	1.05	1.04	1.93	70,744	98
12-31-07	26.46	0	.55•	0.69	1.24	0.46	2.70	—	3.16	24.54	4.27		1.14	1.04	1.04	2.10	113,774	60
12-31-06	25.03	0	.51•	2.90	3.41	0.30	1.68	—	1.98	26.46	14.45		1.15	1.05	1.04	2.00	115,617	58
12-31-05	24.44	0	.34•	1.45	1.79	0.33	0.87	—	1.20	25.03	7.59		1.15	1.05	1.05	1.35	91,510	23
12-31-04	21.35	0	.39•	3.12	3.51	0.26	0.16	—	0.42	24.44	16.48		1.07	1.07	1.05	1.72	55,360	21
ING T. Rowe Price Equity Income Portfolio
Class ADV
12-31-08	15.00	0	.26•	(5.40)	(5.14)	0.38	1.07	—	1.45	8.41	(35	.91)(a)	1.40	1.25	1.24	2.10	12,589	33
12-31-07	15.28	0	.21•	0.24	0.45	0.16	0.57	—	0.73	15.00	2.71		1.39	1.24	1.24	1.35	24,913	27
12-31-06	13.65	0	.18•	2.27	2.45	0.20	0.62	—	0.82	15.28	18.66		1.40	1.24	1.24	1.23	31,856	19
12-31-05	13.68	0	.17•	0.29	0.46	0.17	0.32	—	0.49	13.65	3.55		1.40	1.25	1.25	1.21	20,692	18
01-15-04(4)–12-31-04	12.35	0	.16•	1.37	1.53	0.13	0.07	—	0.20	13.68	12.41		1.27	1.27	1.26	1.34	3,581	16
Class I
12-31-08	15.26	0	.33•	(5.48)	(5.15)	0.59	1.07	—	1.66	8.45	(35	.50)(a)	0.65	0.65	0.64	2.80	154,488	33
12-31-07	15.52	0	.31•	0.25	0.56	0.25	0.57	—	0.82	15.26	3.34		0.64	0.64	0.64	2.00	135,616	27
12-31-06	13.80	0	.26•	2.31	2.57	0.23	0.62	—	0.85	15.52	19.42		0.65	0.64	0.64	1.84	31,382	19
12-31-05	13.76	0	.25•	0.29	0.54	0.18	0.32	—	0.50	13.80	4.12		0.65	0.65	0.65	1.92	45,227	18
12-31-04	12.13	0.22		1.61	1.83	0.13	0.07	—	0.20	13.76	15.11		0.67	0.67	0.66	1.84	10,643	16
Class S
12-31-08	15.22	0	.30•	(5.48)	(5.18)	0.51	1.07	—	1.58	8.46	(35	.69)(a)	0.90	0.90	0.89	2.48	726,076	33
12-31-07	15.49	0	.27•	0.25	0.52	0.22	0.57	—	0.79	15.22	3.06		0.89	0.89	0.89	1.70	1,192,368	27
12-31-06	13.78	0.23		2.30	2.53	0.20	0.62	—	0.82	15.49	19.09		0.90	0.89	0.89	1.58	1,244,743	19
12-31-05	13.74	0	.21•	0.31	0.52	0.16	0.32	—	0.48	13.78	3.92		0.90	0.90	0.90	1.53	1,067,106	18
12-31-04	12.12	0.19		1.61	1.80	0.11	0.07	—	0.18	13.74	14.89		0.92	0.92	0.91	1.52	978,340	16
Class S2
12-31-08	15.12	0.28		(5.43)	(5.15)	0.48	1.07	—	1.55	8.42	(35	.76)(a)	1.15	1.05	1.04	2.33	41,553	33
12-31-07	15.40	0	.24•	0.26	0.50	0.21	0.57	—	0.78	15.12	2.95		1.14	1.04	1.04	1.56	69,427	27
12-31-06	13.72	0	.21•	2.29	2.50	0.20	0.62	—	0.82	15.40	18.93		1.15	1.04	1.04	1.43	61,853	19
12-31-05	13.70	0	.19•	0.30	0.49	0.15	0.32	—	0.47	13.72	3.75		1.15	1.05	1.05	1.41	38,469	18
12-31-04	12.12	0	.17•	1.60	1.77	0.12	0.07	—	0.19	13.70	14.61		1.07	1.07	1.06	1.40	23,759	16

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (continued)

		Income
		(loss)
		from
		investment												Ratios to average net assets
		operations																			Supplemental
	Net											Net			Expenses						data
	asset			Net			Less distributions					asset			net of fee
	value,	Net		realized								value,		Expenses	waivers		Expenses				Net assets,
	beginning	investment		and	Total from		From net		From net	From		end of		before	and/or		net of all		Net Investment		end of	Portfolio
	of year	income		unrealized	investment		investment		realized	return of	Total	year or	Total	reductions/	recoupments,		reductions/		income		year or	turnover
	or period	(loss)		gain (loss)	operations		income		gains	capital	distributions	period	Return(1)	additions(2)(3)	if any(2)(3)		additions(2)(3)		(loss) (2)(3)		period	rate
Year or period ended	($)	($)		($)	($)		($)		($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)

ING Van Kampen Capital Growth Portfolio
Class ADV
12-31-08	13.89	(0	.00)•,*	(6.74)	(6.74)		0.01		0.31	—	0.32	6.83	(49.42)	1.40	1	.24†	1	.24†	(0	.04)†	5	46
12-31-07	11.83	(0.01)		2.51	2.50		—		0.44	—	0.44	13.89	21.46	1.40	1.17		1.17		(0.08)		1	56
12-29-06(4)–12-31-06	11.83	(0	.00)*	—	(0	.00)*	—		—	—	—	11.83	—	1.40	1.23		1.23		(1.23)		1	59
Class I
12-31-08	14.03	0	.06•	(6.84)	(6.78)		0.01		0.31	—	0.32	6.93	(49.21)	0.65	0	.64†	0	.64†	0	.62†	186,845	46
12-31-07	11.94	0.07		2.46	2.53		—		0.44	—	0.44	14.03	21.52	0.65	0.57		0.57		0.51		33,695	56
12-31-06	11.85	0	.00*	0.49	0.49		—		0.40	—	0.40	11.94	4.31	0.65	0.63		0.63		0.01		35,555	59
12-31-05	10.32	0.01		1.58	1.59		0.06		—	—	0.06	11.85	15.45	0.68	0.66		0.66		0.08		42,210	84
05-06-04(4)–12-31-04	9.71	0.04		0.62	0.66		0	.00*	0.05	—	0.05	10.32	6.80	0.65	0.65		0.65		1.04		42,752	170
Class S
12-31-08	13.93	0	.03•	(6.78)	(6.75)		0	.00*	0.31	—	0.31	6.87	(49.31)	0.90	0	.89†	0	.89†	0	.31†	112,422	46
12-31-07	11.88	0.04		2.45	2.49		—		0.44	—	0.44	13.93	21.29	0.90	0.82		0.82		0.26		55,531	56
12-31-06	11.82	(0.03)		0.49	0.46		—		0.40	—	0.40	11.88	4.06	0.90	0.88		0.88		(0.24)		57,207	59
12-31-05	10.31	(0.02)		1.57	1.55		0.04		—	—	0.04	11.82	15.04	0.93	0.91		0.91		(0.16)		61,289	84
12-31-04	9.65	0.04		0.67	0.71		—		0.05	—	0.05	10.31	7.34	0.90	0.90		0.90		0.44		40,272	170
Class S2
12-31-08	13.84	(0	.05)•	(6.66)	(6.71)		—		0.31	—	0.31	6.82	(49.35)	1.15	1	.04†	1	.04†	(0	.39)†	12	46
12-31-07	11.83	0.02		2.43	2.45		—		0.44	—	0.44	13.84	21.03	1.15	0.97		0.97		0.12		14,459	56
12-31-06	11.79	(0.05)		0.49	0.44		—		0.40	—	0.40	11.83	3.90	1.15	1.03		1.03		(0.39)		13,403	59
12-31-05	10.28	(0.03)		1.57	1.54		0.03		—	—	0.03	11.79	14.99	1.08	1.06		1.06		(0.30)		12,816	84
12-31-04	9.65	0.03		0.65	0.68		—		0.05	—	0.05	10.28	7.03	1.05	1.05		1.05		0.33		9,790	170
ING Van Kampen Global Franchise Portfolio
Class ADV
12-31-08	16.80	0.30		(4.98)	(4.68)		0.22		1.12	—	1.34	10.78	(28.87)	1.72	1.57		1.57		2.13		1	28
12-31-07	15.85	0.23		1.21	1.44		—		0.49	—	0.49	16.80	9.11	1.71	1.56		1.56		1.44		1	26
12-29-06(4)–12-31-06	15.85	(0	.00)*	—	(0	.00)*	—		—	—	—	15.85	—	1.73	1.58		1.58		(1.58)		1	16
Class I
12-31-08	16.98	0.37		(5.01)	(4.64)		0.33		1.12	—	1.45	10.89	(28.38)	0.97	0.97		0.97		2.60		1	28
12-31-07	15.90	0.35		1.22	1.57		—		0.49	—	0.49	16.98	9.91	0.96	0.96		0.96		2.12		1	26
04-28-06(4)–12-31-06	15.08	0	.11•	1.56	1.67		0.29		0.56	—	0.85	15.90	11.75	0.98	0.98		0.98		1.08		1	16
Class S
12-31-08	16.97	0.35		(5.03)	(4.68)		0.28		1.12	—	1.40	10.89	(28.57)	1.22	1.22		1.22		2.43		219,215	28
12-31-07	15.92	0.31		1.23	1.54		—		0.49	—	0.49	16.97	9.71	1.21	1.21		1.21		1.86		345,262	26
12-31-06	13.88	0.19		2.67	2.86		0.26		0.56	—	0.82	15.92	21.33	1.23	1.23		1.23		1.41		310,365	16
12-31-05	12.63	0	.18•	1.24	1.42		0.03		0.14	—	0.17	13.88	11.30	1.25	1.25		1.25		1.35		214,349	17
12-31-04	11.21	0	.13•	1.29	1.42		—		—	—	—	12.63	12.67	1.25	1.25		1.25		1.20		117,026	9
Class S2
12-31-08	16.87	0.34		(5.01)	(4.67)		0.25		1.12	—	1.37	10.83	(28.66)	1.47	1.37		1.37		2.28		53,297	28
12-31-07	15.85	0	.29•	1.22	1.51		—		0.49	—	0.49	16.87	9.56	1.46	1.36		1.36		1.73		86,796	26
12-31-06	13.83	0.18		2.65	2.83		0.25		0.56	—	0.81	15.85	21.13	1.48	1.38		1.38		1.30		84,086	16
12-31-05	12.59	0	.15•	1.25	1.40		0.02		0.14	—	0.16	13.83	11.19	1.50	1.40		1.40		1.11		66,241	17
12-31-04	11.19	0	.13•	1.27	1.40		—		—	—	—	12.59	12.51	1.40	1.40		1.40		1.09		39,871	9

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (continued)

		Income
		(loss)
		from
		investment										Ratios to average net assets
		operations																	Supplemental
	Net									Net			Expenses						data
	asset			Net		Less distributions				asset			net of fee
	value,	Net		realized	Total					value,		Expenses	waivers		Expenses				Net assets,
	beginning	investment		and	from	From net	From net	From		end of		before	and/or		net of all		Net Investment		end of	Portfolio
	of year	income		unrealized	investment	investment	realized	return of	Total	year or	Total	reductions/	recoupments,		reductions/		income		year or	turnover
	or period	(loss)		gain (loss)	operations	income	gains	capital	distributions	period	Return(1)	additions(2)(3)	if any(2)(3)		additions(2)(3)		(loss) (2)(3)		period	rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING Van Kampen Global Tactical Asset Allocation Portfolio
Class S
09-17-08(4)–12-31-08	10.00	0.02		(1.42)	(1.40)	—	—	—	—	8.60	(14.00)	1.39	1	.18†	1	.18†	1	.00†	24,234	4
ING Van Kampen Growth and Income Portfolio
Class ADV
12-31-08	26.40	0	.32•	(8.51)	(8.19)	0.41	2.00	—	2.41	15.80	(32.49)	1.40	1.25		1.25		1.48		1,886	43
12-31-07	27.87	0	.32•	0.43	0.75	0.35	1.87	—	2.22	26.40	2.20	1.39	1.24		1.24		1.14		5,264	25
12-31-06	26.86	0	.33•	3.53	3.86	0.38	2.47	—	2.85	27.87	15.59	1.40	1.25		1.24		1.22		8,391	30
12-31-05	24.73	0	.24•	2.14	2.38	0.25	—	—	0.25	26.86	9.71	1.40	1.25		1.24		0.92		855	39
02-22-04(4)–12-31-04	22.77	0	.19•	2.05	2.24	0.28	—	—	0.28	24.73	9.84	1.27	1.27		1.25		0.97		443	52
Class I
12-31-08	26.82	0	.45•	(8.59)	(8.14)	0.99	2.00	—	2.99	15.69	(32.08)	0.65	0.65		0.65		2.11		12,953	43
12-31-07	28.24	0	.49•	0.46	0.95	0.50	1.87	—	2.37	26.82	2.87	0.64	0.64		0.64		1.72		13,860	25
04-28-06(4)–12-31-06	28.61	0	.31•	2.19	2.50	0.40	2.47	—	2.87	28.24	9.90	0.65	0.65		0.65		1.73		13,217	30
Class S
12-31-08	26.84	0.45		(8.66)	(8.21)	0.85	2.00	—	2.85	15.78	(32.26)	0.90	0.90		0.90		1.86		499,353	43
12-31-07	28.27	0	.42•	0.45	0.87	0.43	1.87	—	2.30	26.84	2.59	0.89	0.88		0.88		1.49		857,470	25
12-31-06	27.07	0	.42•	3.58	4.00	0.33	2.47	—	2.80	28.27	15.99	0.90	0.90		0.89		1.56		976,161	30
12-31-05	24.85	0	.36•	2.12	2.48	0.26	—	—	0.26	27.07	10.07	0.90	0.89		0.89		1.33		852,319	39
12-31-04	21.98	0.27		2.83	3.10	0.23	—	—	0.23	24.85	14.12	0.92	0.90		0.90		1.13		825,240	52
Class S2
12-31-08	26.69	0.41		(8.60)	(8.19)	0.78	2.00	—	2.78	15.72	(32.36)	1.15	1.05		1.05		1.71		44,674	43
12-31-07	28.13	0	.37•	0.45	0.82	0.39	1.87	—	2.26	26.69	2.43	1.14	1.04		1.04		1.32		77,135	25
12-31-06	26.96	0	.38•	3.56	3.94	0.30	2.47	—	2.77	28.13	15.81	1.15	1.05		1.04		1.40		80,628	30
12-31-05	24.79	0	.30•	2.13	2.43	0.26	—	—	0.26	26.96	9.89	1.15	1.05		1.04		1.16		70,395	39
12-31-04	21.99	0	.24•	2.82	3.06	0.26	—	—	0.26	24.79	13.92	1.07	1.07		1.05		1.03		53,321	52

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)	Expense ratios reflect operating expenses of a Portfolio. Expenses before reductions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(4)	Commencement of operations.

(5)	Since April 29, 2005, J.P. Morgan Investment Management Inc. has served as portfolio manager for the ING JPMorgan Emerging Markets Equity Portfolio. Prior to this date, a different firm served as portfolio manager.

•	Calculated using average number of shares outstanding throughout the period.

*	Amount is less than $0.005 or more than $(0.005) or more than (0.005)%.

**	Amount is less than $500.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

(a)	There was no impact on total return by the affiliate payments in Note 17.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS as of December 31, 2008

NOTE 1 — ORGANIZATION

ING Investors Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”) as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 3, 1988 with an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Trust consists of fifty-nine active separate investment series. There are twenty-two portfolios included in this report (each a “Portfolio” and collectively, the “Portfolios”) and they are: ING AllianceBernstein Mid Cap Growth Portfolio (‘‘AllianceBernstein Mid Cap Growth”), ING Evergreen Health Sciences Portfolio (“Evergreen Health Sciences”), ING FMRSM Diversified Mid Cap Portfolio (“FMRSM Diversified Mid Cap”), ING Global Real Estate Portfolio (“Global Real Estate”), ING Global Resources Portfolio (“Global Resources”), ING Janus Contrarian Portfolio (“Janus Contrarian”), ING JPMorgan Emerging Markets Equity Portfolio (“JPMorgan Emerging Markets Equity”), ING Julius Baer Foreign Portfolio (“Julius Baer Foreign”), ING Liquid Assets Portfolio (“Liquid Assets”), ING Marsico Growth Portfolio (“Marsico Growth”), ING Marsico International Opportunities Portfolio (“Marsico International Opportunities”), ING MFS Total Return Portfolio (“MFS Total Return”), ING MFS Utilities Portfolio (“MFS Utilities”), ING Oppenheimer Main Street Portfolio® (“Oppenheimer Main Street”), ING PIMCO Core Bond Portfolio (“PIMCO Core Bond”), ING Pioneer Mid Cap Value Portfolio (“Pioneer Mid Cap Value”), ING T. Rowe Price Capital Appreciation Portfolio (“T. Rowe Price Capital Appreciation”), ING T. Rowe Price Equity Income Portfolio (“T. Rowe Price Equity Income”), ING Van Kampen Capital Growth Portfolio (“Van Kampen Capital Growth”), ING Van Kampen Global Franchise Portfolio (“Van Kampen Global Franchise”), ING Van Kampen Global Tactical Asset Allocation (“Van Kampen Global Tactical Asset Allocation”), and ING Van Kampen Growth and Income Portfolio (“Van Kampen Growth & Income”).

All of the Portfolios are diversified except for Evergreen Health Sciences, Global Real Estate, Global Resources, Janus Contrarian, Van Kampen Global Franchise, which are non-diversified Portfolios. All of the Portfolios, except Liquid Assets and Van Kampen Global Tactical Asset Allocation are authorized to offer four classes of shares (Institutional (“Class I”), Service (“Class S”), Service 2 (“Class S2”), and Adviser (“Class ADV”)); Liquid Assets is only authorized to offer Class I, Class S, and Class S2; Van Kampen Global Tactical Asset Allocation is only authorized to offer Class S; however, not all Portfolios currently offer all classes. Each class has equal rights as to class and voting privileges. The classes differ principally in the applicable distribution and shareholder service fee. All shareholders bear the common expenses of the Portfolios and earn income and gains and losses from a Portfolio pro rata based on the average net assets of each class, without distinction between share classes. Common expenses of the Portfolios (including custodial asset-based fees, legal and audit fees, printing and mailing expenses, transfer agency out-of-pocket expenses, and fees and expenses of the independent trustees) are allocated to each Portfolio in proportion to its average net assets. Expenses directly attributable to a particular portfolio (including advisory, administration, custodial transaction-based, registration, other professional, distribution and/or service fees, certain taxes, and offering costs) are charged directly to that Portfolio. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder servicing fees, if applicable. The information presented in these financial statements pertains to the Portfolios listed in this note.

The Trust is intended to serve as an investment medium for (i) variable life insurance policies and variable annuity contracts (“Variable Contracts”) offered by insurance companies, and (ii) certain qualified pension and retirement plans, as permitted under the Federal tax rules relating to the Portfolios serving as investment mediums for Variable Contracts. The Trust currently functions as an investment medium for contracts and policies offered by ING USA Annuity and Life Insurance Company (“ING USA”), Security Life of Denver Insurance Company, ReliaStar Life Insurance Company, United Life Annuities, an indirect, wholly-owned subsidiary of ING USA and ReliaStar Life Insurance Company of New York, an indirect wholly-owned subsidiary of ING USA. ING USA, Security Life of Denver Insurance Company and ReliaStar Life Insurance Company are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services to over 75 million private, corporate and institutional clients in more than 50 countries. With a diverse workforce of about 125,000 people, ING Groep comprises a broad spectrum of prominent companies that increasingly serve their clients under the ING brand.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2008 (continued)

NOTE 1 — ORGANIZATION (continued)

On October 19, 2008, ING Groep announced that it reached an agreement with the Dutch government to strengthen its capital position, creating a strong buffer to navigate the current market and economic environment. ING Groep will issue non-voting core Tier-1 securities for a total consideration of EUR 10 billion to the Dutch State. The transaction boosts ING Bank’s core Tier-1 ratio, strengthens the insurance balance sheet and reduces ING Groep’s Debt/Equity ratio.

The Trust is also an investment medium for contracts offered by the Security Equity Life Insurance Company, which is not an affiliate of ING and other non-affiliated life insurance companies.

The following is a brief description of each Portfolio’s investment objective:

•	AllianceBernstein Mid Cap Growth seeks long-term growth of capital;

•	Evergreen Health Sciences seeks long-term capital growth;

•	FMRSM Diversified Mid Cap seeks long-term growth of capital;

•	Global Real Estate seeks high total return consisting of capital appreciation and current income;

•	Global Resources seeks long-term capital appreciation;

•	Janus Contrarian seeks capital appreciation;

•	JPMorgan Emerging Markets Equity seeks capital appreciation;

•	Julius Baer Foreign seeks long-term growth of capital;

•	Liquid Assets seeks a high level of current income consistent with the preservation of capital and liquidity;

•	Marsico Growth seeks capital appreciation;

•	Marsico International Opportunities seeks long-term growth of capital;

•	MFS Total Return seeks above-average income (compared to a portfolio entirely invested in equity securities) consistent with the prudent employment of capital. A secondary objective is the reasonable opportunity for growth of capital and income;

•	MFS Utilities seeks total return;

•	Oppenheimer Main Street seeks long-term growth of capital and future income;

•	PIMCO Core Bond seeks maximum total return, consistent with preservation of capital and prudent investment management;

•	Pioneer Mid Cap Value seeks capital appreciation;

•	T. Rowe Price Capital Appreciation seeks over the long-term, a high total investment return, consistent with the preservation of capital and with prudent investment risk;

•	T. Rowe Price Equity Income seeks substantial dividend income as well as long-term growth of capital;

•	Van Kampen Capital Growth seeks long-term capital appreciation;

•	Van Kampen Global Franchise seeks long-term capital appreciation;

•	Van Kampen Global Tactical Asset Allocation seeks capital appreciation over time; and

•	Van Kampen Growth & Income seeks long-term growth of capital and income;

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.	Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ are valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Portfolios’ valuation procedures. U.S. government obligations are valued by using market quotations or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values, as defined by the 1940 Act, and as determined in good

NOTES TO FINANCIAL STATEMENTS as of December 31, 2008 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

faith by or under the supervision of the Portfolios’ Board of Trustees (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Portfolio calculates its net asset value (“NAV”) may also be valued at their fair values, as defined by the 1940 Act, as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Portfolios related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities. If a significant event which is likely to impact the value of one or more foreign securities held by a Portfolio occurs after the time at which the foreign market for such security(ies) closes but before the time that a Portfolio’s NAV is calculated on any business day, such event may be taken into account in determining the fair value of such security(ies) at the time a Portfolio calculates its net asset value. For these purposes, significant events after the close of trading on a foreign market may include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis, the Board has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities in light of significant events. Research services use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its net asset value. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment, and the fair value assigned to a security may not represent the actual value that a Portfolio could obtain if it were to sell the security at the time of the close of the New York Stock Exchange. Investments in securities maturing in 60 days or less, as well as all securities in the Liquid Assets Portfolio, are valued at amortized cost which approximates market value.

The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates or the market value of the security.

Effective for fiscal years beginning after November 15, 2007, Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements”, establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1”, inputs other than quoted prices for an asset that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3”. The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Portfolios’ investments under these levels of classification is included following the Portfolios of Investments.

B.	Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.

C.	Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2008 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolios’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. government. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D.	Forward Foreign Currency Contracts. Certain Portfolios may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a forward currency contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and a Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statements of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statements of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Open forward foreign currency contracts are presented following the respective Portfolio of Investments.

E.	Futures Contracts. Certain Portfolios may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Portfolio is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Portfolio agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by a Portfolio. When the contract is closed, a Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are subject to market, credit and counterparty risk occasionally in excess of the amount recognized in the statements of Assets and Liabilities.

F.	Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Dividends from net investment income and capital gains, if any, are declared daily

NOTES TO FINANCIAL STATEMENTS as of December 31, 2008 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

and paid monthly by Liquid Assets. For all other Portfolios, net investment income and net capital gain distributions, if any, will be declared and paid annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

G.	Federal Income Taxes. It is the policy of the Portfolios to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expired.

H.	Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

I.	Repurchase Agreements. Each Portfolio may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Portfolio will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreement, plus accrued interest, being invested by the Portfolio. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest, is at least equal to the repurchase price. If the seller defaults, a Portfolio might incur a loss or delay in the realization of proceeds if the value of the security collateralizing the repurchase agreement declines, and may incur disposition costs in liquidating the collateral.

J.	Securities Lending. Certain Portfolios have the option to temporarily loan up to 30% of their total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, the Portfolio has the right to use collateral to offset losses incurred. There would be potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.

K.	Options Contracts. Certain Portfolios may purchase put and call options and may write (sell) put options and covered call options. The Portfolios may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. An amount equal to the proceeds of the premium received by the Portfolios upon the writing of a put or call option is included in the Statements of Assets and Liabilities as an asset and equivalent liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Portfolios will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put

NOTES TO FINANCIAL STATEMENTS as of December 31, 2008 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a covered call option is that the Portfolios give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolios may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolios pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

L.	Swap Agreements. Certain Portfolios may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in market value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Portfolio may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported following each Portfolio’s Portfolio of Investments.

Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The value of the swap contract is recorded on each Portfolio’s Statements of Assets or Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statements of Operations. Upfront payments paid or received by a Portfolio when entering into the agreements are reported on the Statements of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statements of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on each Portfolio’s Statement of Operations upon termination or maturity of the swap. A Portfolio also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statements of Operations.

Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on each Portfolio’s Statements of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.

Credit Default Swap Contracts — A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Portfolio will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.

A Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Portfolio may execute these contracts to manage its exposure to the market or certain sectors of the market. Certain Portfolios may also enter into credit default swaps to speculate on changes in an issuer’s credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).

Certain Portfolios may sell credit default swaps which expose these Portfolios to the risk of loss

NOTES TO FINANCIAL STATEMENTS as of December 31, 2008 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

from credit risk- related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. If a Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Portfolio’s Portfolio of Investment and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting market values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2008, for which a Portfolio is seller of protection are disclosed in each Portfolio’s Portfolio of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities.

Interest Rate Swap Contracts — An interest rate swap involves the agreement between counterparties to exchange periodic payments based on interest rates. One payment will be based on a floating rate of a specified interest rate while the other will be a fixed rate. Risks involve the future fluctuations of interest rates in which a Portfolio may make payments that are greater than what a Portfolio received from the counterparty. Other risks include credit, liquidity and market risk.

Total Return Swap Contracts — A total return swap involves the agreement between counterparties to exchange periodic payments based on an asset (such as a basket of securities) or non-asset (such as an index) reference. The periodic payments or cash flows, are usually based on the non-asset reference versus the total return or the asset-based reference. The asset-based reference generally includes unrealized appreciation or depreciation and to the extent that the total

NOTES TO FINANCIAL STATEMENTS as of December 31, 2008 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

return falls short of or exceeds the non-asset reference, a Portfolio will make or receive a payment to the counterparty. Risks of total return swaps include credit, liquidity and market risks.

Currency Swaps — A currency swap involves the agreement between counterparties to exchange two different currencies at contract inception at the prevailing spot rate, and to reverse the exchange at a later agreed upon termination date. The currency exchange at termination may take place at the original exchange rate, an agreed upon exchange rate or the prevailing spot rate on the date of termination. The contract may also include periodic interest payments based on a specified interest rate. Risks related to currency swaps include, but are not limited to, credit, liquidity, market, and exchange rate fluctuations.

Structured Products — Certain Portfolios invest in structured products which are specially-designed derivative investments whose principal payments or interest payments are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The terms and conditions of these products may be ’structured’ by the purchaser and the borrower issuing the note. The market value of these products will increase or decrease based on the performance of the underlying asset or reference. A Portfolio records the changes in the market value of these structured products as an unrealized gain or loss in the accompanying Portfolio’s Statements of Operations. A Portfolio records a realized gain or loss when a structured product is sold or matures.

Risks associated with structured products include credit risk (if the counterparty fails to meet its obligation) and risk associated with the underlying asset or reference. Since a Portfolio enters into the transaction with the borrower at par value, a Portfolio could receive more or less than it originally invested when a note matures. The prices of the notes may also be very volatile and may have limited liquidity in the market which can make it difficult for a Portfolio to value or sell at an advantageous price.

Certain Portfolios are party to International Swap Dealers Association, Inc. Master Agreements (“ISDA Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the counter derivative and foreign exchange contracts, entered into by the Portfolios and the counterparty. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable ISDA Master Agreement.

M.	Illiquid and Restricted Securities. The Portfolios may not invest more than 15% of their net assets (10% for Liquid Assets, T. Rowe Price Capital Appreciation, and T. Rowe Price Equity Income) in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Portfolios to sell them promptly at an acceptable price. The Portfolios may also invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to guidelines approved by the Board or may be deemed to be illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value, as defined by the Act, determined under procedures approved by the Board.

N.	Delayed-Delivery Transactions. Each Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such securities is identified in each Portfolio’s Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of

NOTES TO FINANCIAL STATEMENTS as of December 31, 2008 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

counterparties to meet the terms of the contract. In connection with such purchases, the Portfolios are required to identify liquid assets sufficient to cover the purchase price.

O.	Mortgage Dollar Roll Transactions. In connection with a Portfolio’s ability to purchase or sell securities on a when-issued basis, certain Portfolios may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Portfolio sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. In return, the Portfolio is compensated with fee income or receives an advantageous repurchase price (“drop in price”). The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Portfolios account for dollar roll transactions as purchases and sales. Fees received from fee based mortgage dollar rolls are recorded as income.

P.	Floating Rate Notes Issued in Conjunction with Securities Held — PIMCO Core Bond invests in “inverse floaters” which are fixed income instruments with interest rates that vary inversely with short term interest rates. With respect to certain types of inverse floaters that are acquired in a transaction in which the Portfolio transfers a municipal bond to a trust to create the inverse floater, Statement of Financial Accounting Standards No. 140 (“FAS 140”) requires that the transaction be characterized as a financing instead of a sale for financial statement presentation purposes. At December 31, 2008, the Portfolio did not invest in these types of inverse floaters.

Q.	Sales Commitments. Sale commitments involve commitments to sell fixed income securities where the unit price and the estimated principal amount are established upon entering into the contract, with the actual principal amount being within a specified range of the estimate. A Portfolio will enter into sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of sale commitments are not received until the contractual settlement date. During the time a sale commitment is outstanding, except for delayed delivery transactions, the Portfolio will maintain, in a segregated account, cash or marketable securities in an amount sufficient to meet the purchase price. Unsettled sale commitments are valued at current market value of the underlying securities. If the sale commitment is closed through the acquisition of an offsetting purchase commitment, the Portfolio realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the Portfolio delivers securities under the commitment, the Portfolio realizes a gain or loss from the sale of the securities, based upon the unit price established at the date the commitment was entered into.

R.	Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2008, the cost of purchases and the proceeds from the sales of securities, excluding U.S. government and short-term securities, were as follows:

	Purchases	Sales

AllianceBernstein Mid Cap Growth	$638,848,593	$713,608,808
Evergreen Health Sciences	152,783,923	105,906,011
FMRsm Diversified Mid Cap	1,808,069,704	1,890,064,434
Global Real Estate	632,364,025	214,746,914
Global Resources	1,108,658,534	929,881,209
Janus Contrarian	776,251,850	413,185,096
JPMorgan Emerging Markets Equity	218,440,652	147,877,486
Julius Baer Foreign	2,819,693,474	2,598,490,431
Marsico Growth	832,188,618	653,034,153
Marsico International Opportunities	853,144,995	638,603,163
MFS Total Return	571,439,777	582,071,977
MFS Utilities	460,119,326	369,474,532
Oppenheimer Main Street	442,420,527	498,158,015
PIMCO Core Bond	3,232,311,800	2,427,085,916
Pioneer Mid Cap Value	860,804,363	836,139,515

NOTES TO FINANCIAL STATEMENTS as of December 31, 2008 (continued)

NOTE 3 — INVESTMENT TRANSACTIONS (continued)

	Purchases	Sales

T. Rowe Price Capital Appreciation	$3,212,459,842	$2,210,350,666
T. Rowe Price Equity Income	491,129,243	394,299,561
Van Kampen Capital Growth	154,689,193	183,661,987
Van Kampen Global Franchise	98,137,231	120,496,472
Van Kampen Global Tactical Asset Allocation	13,311,161	575,559
Van Kampen Growth & Income	312,053,925	413,591,173

U.S. Government securities not included above were as follows:

	Purchases	Sales

MFS Total Return	$169,302,809	$328,991,669
PIMCO Core Bond	15,956,144,855	15,001,328,948
T. Rowe Price Capital Appreciation	266,225,247	578,565,928
Van Kampen Global Tactical Asset Allocation	4,757,773	—

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

Global Real Estate has entered into an investment management agreement (“Investment Management Agreement”) with ING Investments, LLC (“ING Investments”), an Arizona limited liability company, which is an indirect, wholly-owned subsidiary of ING Groep. The Investment Management Agreement compensates ING Investments with a fee, computed daily and payable monthly, based on the average daily net assets of Global Real Estate, based on 0.80% of the first $250 million; 0.775% of the next $250 million; and 0.70% of the amount in excess of $500 million of the average daily net assets of the portfolio.

Marsico International Opportunities, MFS Utilities and Van Kampen Global Tactical Asset Allocation have entered into investment management agreements (“Investment Management Agreements”) with Directed Services, LLC (“DSL”). The Investment Management Agreements compensate DSL with a fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:

Portfolio	Fee

Marsico International Opportunities	0.54% of the first $21 billion; 0.53% thereafter

MFS Utilities	0.60% of the first $1 billion; 0.55% of the next $500 million; 0.50% of the next $5 billion; 0.47% of the next $5 billion; 0.45% of the next $5 billion; 0.44% of the next $5 billion; 0.43% thereafter

Van Kampen Global Tactical Asset Allocation	0.75% of the first $500 million; 0.725% thereafter

Except as noted above, DSL an indirect, wholly-owned subsidiary of ING Groep, provides the Portfolios with advisory and administrative services under a Management Agreement (the “Unified Agreement”).

Under the Unified Agreement, the Investment Adviser has overall responsibility for engaging managers and for monitoring and evaluating the management of the assets of each Portfolio. Portfolio managers have full investment discretion and make all determinations with respect to the investment of a Portfolio’s assets and the purchase and sale of portfolio securities and other investments. Pursuant to this Unified Agreement, the Investment Adviser also is responsible for providing or procuring, at the Investment Adviser’s expense, the services reasonably necessary for the ordinary operation of each Portfolio, including, among other things, custodial, administrative, transfer agency, portfolio accounting, and auditing. As compensation for its services under the Unified Agreement, the Trust pays the Investment Adviser a monthly fee (a “Unified Fee”) based on the following annual rates of the average daily net assets of the Portfolios:

Portfolio	Fee

AllianceBernstein Mid Cap Growth and Marsico Growth*	0.85% of the first $250 million; 0.80% of the next $400 million; 0.75% of the next $450 million; 0.70% of the amount in excess of $1.1 billion

Evergreen Health Sciences	0.75% of the first $500 million; 0.70% of the amount in excess of $500 million

FMRsm Diversified Mid Cap	0.65% of the first $800 million; 0.60% of the next $700 million; and 0.58% of the amount in excess of $1.5 billion

Global Resources, T. Rowe Price Capital Appreciation, T. Rowe Price Equity Income, and Van Kampen Growth & Income(1)	0.75% of the first $750 million; 0.70% of the next $1.25 billion; 0.65% of the next $1.5 billion; and 0.60% of the amount in excess of $3.5 billion

Janus Contrarian(2)	0.81% of the first $250 million; 0.77% of the next $400 million; 0.73% of the next $450 million; 0.67% of the amount in excess of $1.1 billion

JPMorgan Emerging Markets Equity	1.25%

Julius Baer Foreign	1.00% of the first $50 million; 0.95% of the next $200 million; 0.90% of the next $250 million; 0.85% thereafter

Liquid Assets(3)	0.35% of the first $200 million; 0.30% of the next $300 million; 0.25% of the amount in excess of $500 million

NOTES TO FINANCIAL STATEMENTS as of December 31, 2008 (continued)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

Portfolio	Fee

MFS Total Return and Oppenheimer Main Street*	0.75% of the first $250 million; 0.70% of the next $400 million; 0.65% of the next $450 million; 0.60% of the amount in excess of $1.1 billion

PIMCO Core Bond	0.75% of the first $100 million; 0.65% of the next $100 million; 0.55% of the amount in excess of $200 million

Pioneer Mid Cap Value	0.64%

Van Kampen Capital Growth	0.65% of the first $1 billion; and 0.60% of the amount in excess of $1 billion

Van Kampen Global Franchise	1.00% of the first $250 million; 0.90% of the next $250 million; and 0.75% of the amount in excess of $500 million

*	Fee is calculated using the combined net assets of these Portfolios.

(1)	The assets of these Portfolios are aggregated with those of ING Van Kampen Real Estate Portfolio, which is not included in this report, to determine the Unified Fee.
(2)	The assets of Janus Contrarian are aggregated with those of ING Legg Mason Value Portfolio, which is not included in this report, to determine the Unified Fee.
(3)	The assets of Liquid Assets are aggregated with those of ING Limited Maturity Bond Portfolio, which is not included in this report, to determine the Unified Fee.

DSL has contractually agreed to waive a portion of the advisory fee for Julius Baer Foreign, PIMCO Core Bond, Pioneer Mid Cap Value(1) and Van Kampen Capital Growth. The waiver is calculated as follows:

Waiver = 50% × (former sub-advisory fee minus new sub-advisory fee)

For the year ended December 31, 2008, DSL waived $86,064, $195,922, $3,370, and $46,008 for Julius Baer Foreign, PIMCO Core Bond, Pioneer Mid Cap Value, and Van Kampen Capital Growth, respectively.

The waivers will continue through at least May 1, 2009 for Julius Baer Foreign and Van Kampen Capital Growth. The waiver will continue through at least April 1, 2009 for PIMCO Core Bond and September 6, 2009 for Pioneer Mid Cap Value. There is no guarantee that these waivers will continue after said dates. The agreements will only renew if DSL elects to renew them.

(1)	Effective September 6, 2008, the sub-advisory fee for Pioneer Mid Cap Value was reduced, with a corresponding reduction to a portion of the advisory fee.

ING Portfolios are permitted to invest end-of-day cash balances into ING Institutional Prime Money Market Fund. Investment management fees paid by the Portfolios will be reduced by an amount equal to the management fees paid indirectly to the ING Institutional Prime Money Market Fund with respect to assets invested by the Portfolios. For the year ended December 31, 2008, the Portfolios waived the following of such management fees:

Portfolio	Amount

AllianceBernstein Mid Cap Growth	$515
Evergreen Health Sciences	3,466
FMRsm Diversified Mid Cap	6,603
Global Real Estate	4,283
Global Resources	9,255
Julius Baer Foreign	35,583
Marsico Growth	26,432
Marsico International Opportunities	10,421
Oppenheimer Main Street	670
Pioneer Mid Cap Value	10,257
Van Kampen Capital Growth	10,855
Van Kampen Global Tactical Asset Allocation	879

These amounts are not recoupable.

ING Funds Services, LLC (the “Administrator”), an indirect, wholly-owned subsidiary of ING Groep, acts as administrator and provides certain administrative and shareholder services necessary for Global Real Estate, Marsico International Opportunities, MFS Utilities and Van Kampen Global Tactical Asset Allocation Portfolios’ operations and is responsible for the supervision of other service providers. For its services, the Administrator is entitled to receive from each Portfolio a fee at an annual rate of 0.10% of the Portfolio’s average daily net assets.

The Trust and ING Investments or DSL (collectively, “Investment Advisers”) have entered into Portfolio Management Agreements with each sub-adviser. These sub-advisers provide investment advice for the various Portfolios and are paid by one of the Investment Advisers based on the average daily net assets of the respective Portfolios. The sub-adviser of each of the Portfolios are as follows (*denotes a related party adviser):

Portfolio	Sub-Adviser

AllianceBernstein Mid Cap Growth	AllianceBernstein L.P.

Evergreen Health Sciences	Evergreen Investment Management Company, LLC

FMRsm Diversified Mid Cap	Fidelity Management & Research Company

Global Real Estate	ING Clarion Securities L.P.*

Global Resources	ING Investment Management Co.*

Janus Contrarian	Janus Capital Management LLC

NOTES TO FINANCIAL STATEMENTS as of December 31, 2008 (continued)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

Portfolio	Sub-Adviser

JPMorgan Emerging Markets Equity	J.P. Morgan Investment Management Inc.

Julius Baer Foreign	Artio Global Management LLC

Liquid Assets	ING Investment Management Co.*

Marsico Growth	Marsico Capital Management, LLC

Marsico International Opportunities	Marsico Capital Management, LLC

MFS Total Return	Massachusetts Financial Services Company

MFS Utilities	Massachusetts Financial Services Company

Oppenheimer Main Street	OppenheimerFunds, Inc.

PIMCO Core Bond	Pacific Investment Management Company LLC

Pioneer Mid Cap Value	Pioneer Investment Management, Inc.

T. Rowe Price Capital Appreciation	T. Rowe Price Associates, Inc.

T. Rowe Price Equity Income	T. Rowe Price Associates, Inc.

Van Kampen Capital Growth	Morgan Stanley Investment Management, Inc. (d/b/a Van Kampen)

Van Kampen Global Franchise	Morgan Stanley Investment Management, Inc. (d/b/a Van Kampen)

Van Kampen Global Tactical Asset Allocation	Morgan Stanley Investment Management, Inc. (d/b/a Van Kampen)

Van Kampen Growth & Income	Morgan Stanley Investment Management, Inc. (d/b/a Van Kampen)

In placing equity security transactions, each sub-adviser is required to use its best efforts to choose a broker capable of providing brokerage services necessary to obtain the best execution for each transaction. Subject to this requirement, each sub-adviser may allocate equity security transactions through certain designated broker-dealers. Some of these broker-dealers participate in commission recapture programs that have been established for the benefit of the Portfolios. Under these programs, the participating broker-dealers will return to a Portfolio a portion of the brokerage commissions (in the form of a credit to the Portfolio) paid to the broker-dealers to pay certain expenses of a Portfolio. These commission recapture payments benefit the Portfolios and not the sub-adviser. Any amount credited to a Portfolio is recognized as brokerage commission recapture in the Statements of Operations.

NOTE 5 — EXPENSE LIMITATIONS

Each Investment Adviser has entered into written expense limitation agreements with certain of the Portfolios, whereby each Investment Adviser has agreed to limit expenses, excluding interest, taxes, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses to the levels listed below:

	Class ADV	Class I	Class S	Class S2

Global Real Estate	1.50%	0.90%	1.15%	1.30%
Marsico International Opportunities	1.28%	0.68%	0.93%	1.08%
MFS Utilities	1.40%	0.80%	1.05%	1.20%
Pioneer Mid Cap Value	1.25%	0.65%	0.90%	1.05%
Van Kampen Global Tactical Asset Allocation	N/A	N/A	1.18%	N/A

The Investment Advisers may at a later date recoup from a Portfolio management fees waived and other expenses assumed by the Investment Advisers during the previous 36 months, but only if, after such recoupment, the Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees and any recoupment by the Investment Advisers of such waived and reimbursed fees are recognized in the accompanying Statements of Operations for each Portfolio in the period during which such waiver, reimbursement or recoupment occurs.

Pursuant to a side agreement effective April 30, 2007, DSL has effected the following expense limits for Janus Contrarian through May 1, 2009: 1.34%, 0.74%, 0.99% and 1.14% for Class ADV, Class I, Class S and Class S2 shares, respectively. For the year ended December 31, 2008, the Portfolio waived $85,542 of such fees. These fees are not subject to recoupment.

The expense limitation agreements are contractual and shall renew automatically unless ING Investments or DSL provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term.

As of December 31, 2008, the amounts of waived and reimbursed fees that are subject to possible recoupment by the Investment Advisers, and the related expiration dates are as follows:

	December 31,
	2009	2010	2011	Total

Global Real Estate	$101,785	$167,477	$298,739	$568,001

Marsico International Opportunities	122,572	167,431	318,590	608,593

Van Kampen Global Tactical Asset Allocation	—	—	12,429	12,429

NOTES TO FINANCIAL STATEMENTS as of December 31, 2008 (continued)

NOTE 6 — DISTRIBUTION AND SERVICE FEE

The Trust has entered into a Shareholder Service Plan (the ”Plan”) for the Class S and Class S2 shares of each Portfolio of the Trust. The agreement compensates ING Funds Distributor, LLC (the “Distributor” or “IFD”) for the provision of shareholder services and/or account maintenance services to direct or indirect beneficial owners of Class S and Class S2 shares. Under the Plan, each Portfolio makes payments to the Distributor at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to Class S and Class S2. Each Portfolio has entered into a Rule 12b-1 Distribution Plan (the ”Class S2 Plan”) with IFD on behalf of the Class S2 shares of the Portfolio. The Class S2 Plan provides that the Class S2 shares shall pay a 12b-1 distribution fee for distribution services, including payments to IFD at an annual rate of 0.25% of the average daily net assets. IFD has contractually agreed to waive a portion of its fee equal to 0.10% of the average daily net assets attributable to the distribution fee paid by Class S2 of the Portfolios, so that the actual fee paid by Class S2 shares of a Portfolio is an annual rate of 0.15%. The expense waiver will continue through at least May 1, 2009.

Class ADV has a Rule 12b-1 Service and Distribution Plan. Class ADV shares pay a service fee of 0.25% and a distribution fee of 0.50% of each Portfolio’s average daily net assets attributable to Class ADV shares. IFD has contractually agreed to waive a portion of its fee equal to 0.15% of each Portfolio’s average daily net assets attributable to the distribution fee paid by Class ADV shares so that the actual fee paid by Class ADV shares of a Portfolio is an annual rate of 0.35%. The expense waiver will continue through at least May 1, 2009.

NOTE 7 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

The Trust has adopted a Retirement Policy covering all independent trustees of the Trust who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this policy are based on an annual rate as defined in the policy.

At December 31, 2008, the following ING Portfolios or indirect, wholly-owned subsidiaries of ING Groep owned more than 5% of the following Portfolios in separate accounts or seed money:

ING Life Insurance and Annuity Company	Evergreen Health Sciences (6.39%)
FMRSM Diversified Mid Cap (9.72%)
Global Real Estate (10.20%)
Global Resources (15.26%)
JPMorgan Emerging Markets Equity (7.90%)
Julius Baer Foreign (5.70%)
Marsico International Opportunities (5.80%)
MFS Total Return (10.65%)
MFS Utilities (8.77%)
Pioneer Mid Cap Value (8.33%)
T. Rowe Price Capital Appreciation (13.22%)
T. Rowe Price Equity Income (15.02%)
Van Kampen Capital Growth (9.16%)

ING USA Annuity and Life Insurance	AllianceBernstein Mid Cap Growth (91.85%)
Evergreen Health Sciences (88.30%)
FMRSM Diversified Mid Cap (69.47%)
Global Real Estate (28.45%)
Global Resources (77.31%)
Janus Contrarian (68.36%)
JPMorgan Emerging Markets Equity (63.07%)
Julius Baer Foreign (36.27%)
Liquid Assets (85.01%)
Marsico Growth (59.39%)
Marsico International Opportunities (38.72%)
MFS Total Return (83.27%)
MFS Utilities (85.24%)
Oppenheimer Main Street (93.35%)
PIMCO Core Bond (73.36%)
Pioneer Mid Cap Value (60.86%)
T. Rowe Price Capital Appreciation (77.55%)
T. Rowe Price Equity Income (61.92%)
Van Kampen Capital Growth (36.60%)
Van Kampen Global Franchise (98.85%)
Van Kampen Global Tactical Asset Allocation (11.18%)
Van Kampen Growth & Income (88.17%)

ING USA Life and Annuity Company	Van Kampen Global Tactical Asset Allocation (88.82%)

Reliastar Life Insurance Company	Marsico International Opportunities (8.84%) Van Kampen Capital Growth (39.07%)

Security Life Insurance Company	Van Kampen Capital Growth (12.83%)

ING LifeStyle Aggressive Growth Portfolio	Julius Baer Foreign (5.24%)

ING LifeStyle Growth Portfolio	FMRSM Diversified Mid Cap (5.14%)
Global Real Estate (12.49%)
Janus Contrarian (9.93%)
JPMorgan Emerging Markets Equity (6.44%)
Julius Baer Foreign (17.10%)
Marsico Growth (6.16%)
Marsico International Opportunities (7.41%)
Pioneer Mid Cap Value (7.46%)

ING LifeStyle Moderate Growth Portfolio	Global Real Estate (10.52%)
Janus Contrarian (8.36%)
Julius Baer Foreign (15.24%)
Marsico Growth (6.91%)
Marsico International Opportunities (6.24%)
PIMCO Core Bond (9.88%)
Pioneer Mid Cap Value (6.28%)

ING LifeStyle Moderate Portfolio	Julius Baer Foreign (5.93%) PIMCO Core Bond (7.20%)

ING Solution 2015 Portfolio	Global Real Estate (6.11%)

ING Solution 2025 Portfolio	Global Real Estate (8.29%) Marsico International Opportunities (6.03%)

ING Solution 2035 Portfolio	Global Real Estate (6.46%) Marsico International Opportunities (6.71%)

NOTES TO FINANCIAL STATEMENTS as of December 31, 2008 (continued)

NOTE 7 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES (continued)

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because the Portfolios have a common owner that owns over 25% of the outstanding securities of the Portfolios, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Portfolios.

At December 31, 2008, the Portfolios had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities:

			Accrued
	Accrued		Shareholder
	Investment	Accrued	Service and
	Management/	Administrative	Distribution
Portfolio	Unified Fees	Fees	Fees	Total

AllianceBernstein Mid Cap Growth	$147,794	$—	$46,181	$193,975
Evergreen Health Sciences	112,737	—	36,687	149,424
FMRSM Diversified Mid Cap	464,118	—	151,912	616,030
Global Real Estate	273,929	34,753	28,291	336,973
Global Resources	380,755	—	143,615	524,370
Janus Contrarian	389,463	—	92,089	481,552
JPMorgan Emerging Markets Equity	697,241	—	98,796	796,037
Julius Baer Foreign	1,040,974	—	137,111	1,178,085
Liquid Assets	637,119	—	586,430	1,223,549
Marsico Growth	468,276	—	100,418	568,694
Marsico International Opportunities	174,701	32,845	40,149	247,695
MFS Total Return	562,161	—	185,754	747,915
MFS Utilities	199,654	33,275	82,360	315,289
Oppenheimer Main Street	138,976	—	50,594	189,570
PIMCO Core Bond	1,376,220	—	474,830	1,851,050
Pioneer Mid Cap Value	418,366	—	101,819	520,185
T. Rowe Price Capital Appreciation	1,414,580	—	522,411	1,936,991
T. Rowe Price Equity Income	421,403	—	168,944	590,347
Van Kampen Capital Growth	155,901	—	22,819	178,720
Van Kampen Global Franchise	223,122	—	62,736	285,858
Van Kampen Global Tactical Asset Allocation	14,007	1,941	4,853	20,801
Van Kampen Growth & Income	299,917	—	117,440	417,357

The following Portfolios placed a portion of their portfolio transactions with brokerage firms which are affiliates of the Investment Advisers. The commissions paid to these affiliated firms were:

	Affiliated	Commissions
	Brokers	Received

FMRSM Diversified Mid Cap	ING Baring LLC	$12,930
Global Real Estate	ING Baring LLC	54,654
Janus Contrarian	ING	625
Julius Baer Foreign	ING Baring LLC	17,250
	ING Securities	9,749
Marsico Growth	ING Baring LLC	2,218
Marsico International Opportunities	ING Baring LLC	30,643
MFS Utilities	ING Baring LLC	1,106
T. Rowe Price Capital Appreciation	ING Baring LLC	3,624
Van Kampen Capital Growth	ING Baring LLC	4,583
Van Kampen Global Franchise	ING Baring LLC	470

On September 16, 2008, Liquid Assets obtained a commitment from the Adviser that an affiliate of ING Groep will provide capital support with respect to certain of its portfolio holdings. The Portfolio entered into a Capital Support Agreement (“Agreement”) with ING America Insurance Holdings, Inc., a Delaware corporation (“Capital Support Provider” or “CSP”). The Agreement established certain circumstances (“Contribution Event”) where the CSP is obligated to make a cash contribution (“Capital Contribution”) to the Portfolio in an amount sufficient for the Portfolio to maintain its market-based net asset value per share (“NAV”) at no less than $0.9950. The maximum amount that the CSP would be required to contribute under the Agreement is an amount equal to the outstanding principal balance of a certain note (American General Finance Corp.) (“Note”) held by the Portfolio as a portfolio security on the date of the Contribution Event.

The obligation of the CSP to make Capital Contributions under the Agreement terminates upon the earlier to occur: (i) of the repayment in full, in cash, of all the Notes; (ii) the CSP having made Capital Contributions, in the aggregate, equal to the

NOTES TO FINANCIAL STATEMENTS as of December 31, 2008 (continued)

NOTE 7 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES (continued)

maximum contribution amount and; (iii) so long as the CSP is not in default with respect to its obligations arising under the Agreement, January 12, 2009 (“Termination Date”).

In addition, the Portfolio agreed to sell the Notes: (i) within fifteen (15) calendar days following any change in the CSP’s short-term credit ratings such that the CSP’s short-term obligations no longer qualify as “First Tier Securities,” (as defined in Rule 2a-7); or (ii) on the business day immediately prior to the Termination Date, provided that the Portfolio shall not be required to complete any such sale if (A) the amount the Portfolio expects to receive on such sale date would not result in a loss or the payment of a Capital Contribution, or (B) with respect to an event described above in the first sentence of this paragraph, if the CSP substitutes an obligation or credit support that satisfies the requirement of a First Tier Security within fifteen (15) calendar days from the occurrence of such event and during that 15-day period the CSP’s obligations qualify as “Second Tier Securities” (as defined in Rule 2a-7).

On October 2, 2008, American General Finance Corp. commercial paper held by the Portfolio matured at par of $46,000,000. Since the commercial paper was paid in full upon maturity, ING America Insurance Holdings, Inc. was not required to make a capital contribution pursuant to the Capital Support Agreement.

In the event that the Portfolio had received a Capital Contribution from the CSP with respect to the Notes and subsequently received additional payments from, or on behalf of, the Issuer in respect of the Notes, the Portfolio would have repaid the CSP the lesser of the amount of the Capital Contribution or the amount of such subsequent payments, provided that in no event shall such repayment to the CSP cause the Portfolio’s NAV per share to fall below $0.9950.

NOTE 8 — WRITTEN OPTIONS

Transactions in written options for Janus Contrarian for the year ended December 31, 2008 were as follows:

	Number of
	Contracts	Premium

Balance at 12/31/07	57	$5,814
Options Expired	(57)	(5,814)

Balance at 12/31/08	—	$—

Transactions in written options for PIMCO Core Bond for the year ended December 31, 2008 were as follows:

	USD
	Notional	Premium

Balance at 12/31/07	554,900,000	$6,736,939
Options Written	254,100,000	6,058,069
Options Terminated in Closing Purchase Transactions	(388,000,000)	(5,155,995)
Options Exercised	(243,500,000)	(3,415,646)

Balance at 12/31/08	177,500,000	$4,223,367

	Number of
	Contracts	Premium

Balance at 12/31/07	739	$496,102
Options Written	7,641	6,373,318
Options Expired	(5,698)	(5,152,603)
Options Exercised	(1,452)	(1,136,183)

Balance at 12/31/08	1,230	$580,634

12/31/08 Balance of Premiums Received for Options Written:		$4,804,001

Transactions in written options for T. Rowe Price Capital Appreciation for the year ended December 31, 2008 were as follows:

	Number of
	Contracts	Premium

Balance at 12/31/07	—	$—
Options Written	9,448	4,179,255
Options Terminated in Closing Purchase Transactions	(5,400)	(1,757,980)

Balance at 12/31/08	4,048	$2,421,275

NOTES TO FINANCIAL STATEMENTS as of December 31, 2008 (continued)

NOTE 9 — CAPITAL SHARES TRANSACTIONS

Transactions in capital shares and dollars were as follows:

		Proceeds			Net Increase		Proceeds			Net Increase
		From Shares			(Decrease)		From Shares			(Decrease)
		Issued in	Reinvestment	Shares	in Shares		Issued in	Reinvestment	Shares	in Shares
	Shares Sold	Merger	of Distributions	Redeemed	Outstanding	Shares Sold	Merger	of Distributions	Redeemed	Outstanding
Year or Period Ended	#	#	#	#	#	($)	($)	($)	($)	($)

AllianceBernstein Mid Cap Growth

Class ADV
12-31-08	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
12-31-07	16	—	—	—	16	272	—	—	—	272
Class I
12-31-08	233,805	—	184,897	(359,657)	59,045	3,228,260	—	1,991,342	(5,057,936)	161,666
12-31-07	2,473,667	—	572,892	(9,321,357)	(6,274,798)	43,653,443	—	9,762,086	(170,978,499)	(117,562,970)
Class S
12-31-08	2,500,936	—	6,656,285	(7,354,513)	1,802,708	28,484,023	—	71,155,688	(93,231,842)	6,407,869
12-31-07	3,494,940	—	1,729,541	(5,867,573)	(643,092)	62,117,900	—	29,384,897	(102,548,755)	(11,045,958)
Class S2
12-31-08	108,166	—	305,275	(268,460)	144,981	1,320,861	—	3,220,650	(3,334,864)	1,206,647
12-31-07	160,669	—	77,435	(225,357)	12,747	2,882,930	—	1,304,772	(3,937,776)	249,926
Evergreen Health Sciences

Class ADV
12-31-08	—	—	—	—	—	—	—	—	—	—
12-31-07	1	—	—	—	1	10	—	—	—	10
Class I
12-31-08	791,898	—	31,643	(549,289)	274,252	8,588,946	—	344,910	(4,517,037)	4,416,819
12-31-07	216,855	—	15,085	(175,855)	56,085	2,741,215	—	186,294	(2,205,380)	722,129
Class S
12-31-08	7,414,279	—	983,937	(4,508,511)	3,889,705	80,266,570	—	10,715,071	(48,226,019)	42,755,622
12-31-07	3,009,220	—	633,206	(2,984,554)	657,872	37,878,120	—	7,813,763	(37,223,743)	8,468,140
Class S2
12-31-08	—	—	—	—	—	—	—	—	—	—
12-31-07	—	—	—	—	—	—	—	—	—	—
FMRSM Diversified Mid Cap

Class ADV
12-31-08	424,948	—	47,355	(364,719)	107,584	5,462,537	—	590,293	(4,811,500)	1,241,330
12-31-07	615,458	75	2,930	(227,738)	390,725	8,748,225	1,084	43,840	(3,325,228)	5,467,921
Class I
12-31-08	6,610,368	—	1,517,636	(12,181,969)	(4,053,965)	80,764,119	—	18,587,393	(158,120,637)	(58,769,125)
12-31-07	18,263,230	75	39,174	(2,105,832)	16,196,647	282,618,571	1,100	593,872	(31,080,412)	252,133,131
Class S
12-31-08	10,391,410	—	6,285,011	(11,019,696)	5,656,725	123,621,427	—	77,693,483	(129,704,858)	71,610,052
12-31-07	5,054,182	29,835,289	392,941	(10,154,294)	25,128,118	75,494,385	433,739,281	5,929,487	(147,767,169)	367,395,984
Class S2
12-31-08	518,057	—	316,064	(733,323)	100,798	6,615,541	—	3,936,342	(8,569,118)	1,982,765
12-31-07	468,308	658,146	15,841	(400,138)	742,157	6,819,930	9,520,147	237,915	(5,826,493)	10,751,499

NOTES TO FINANCIAL STATEMENTS as of December 31, 2008 (continued)

NOTE 9 — CAPITAL SHARES TRANSACTIONS (continued)

		Proceeds			Net Increase		Proceeds			Net Increase
		From Shares			(Decrease)		From Shares			(Decrease)
		Issued in	Reinvestment	Shares	in Shares		Issued in	Reinvestment	Shares	in Shares
	Shares Sold	Merger	of Distributions	Redeemed	Outstanding	Shares Sold	Merger	of Distributions	Redeemed	Outstanding
Year or Period Ended	#	#	#	#	#	($)	($)	($)	($)	($)

Global Real Estate

Class ADV
12-31-08	$—	$—	$—	$(2)	$(2)	$—	$—	$—	$(11)	$(11)
12-31-07	159	—	—	(158)	1	2,165	—	(1)	(2,150)	14
Class I
12-31-08	27,182,510	7,428,929	—	(8,081,537)	26,529,902	297,533,072	76,608,658	—	(71,182,215)	302,959,515
12-31-07	9,250,381	—	318,001	(1,194,936)	8,373,446	123,174,898	—	3,935,773	(16,187,687)	110,922,984
Class S
12-31-08	7,719,421	3,520,697	—	(3,493,774)	7,746,344	80,525,548	36,222,235	—	(33,623,710)	83,124,073
12-31-07	9,284,872	—	339,183	(3,020,867)	6,603,188	126,659,248	—	4,228,093	(40,646,873)	90,240,468
Class S2
12-31-08	79,708	—	—	(67,097)	12,611	868,215	—	—	(688,803)	179,412
12-31-07	147,436	—	6,156	(62,178)	91,414	2,043,854	—	77,552	(825,463)	1,295,943
Global Resources

Class ADV
12-31-08	126,256	—	24,517	(68,542)	82,231	2,894,105	—	546,487	(1,210,509)	2,230,083
12-31-07	80,553	—	1,922	(18,360)	64,115	1,897,353	—	44,658	(430,393)	1,511,618
Class I
12-31-08	956,339	—	311,694	(822,842)	445,191	20,320,040	—	7,103,514	(15,874,794)	11,548,760
12-31-07	768,727	—	117,916	(444,997)	441,646	18,217,858	—	2,776,914	(10,396,376)	10,598,396
Class S
12-31-08	14,663,871	—	8,912,100	(10,173,036)	13,402,935	342,592,710	—	201,591,700	(186,972,184)	357,212,226
12-31-07	10,857,229	5,740,059	3,381,647	(5,123,957)	14,854,978	266,102,497	118,165,700	79,231,979	(116,600,634)	346,899,542
Class S2
12-31-08	216,272	—	297,211	(353,608)	159,875	5,019,186	—	6,675,356	(6,597,758)	5,096,784
12-31-07	185,901	—	157,151	(229,722)	113,330	4,187,767	—	3,658,472	(5,230,364)	2,615,875
Janus Contrarian

Class ADV
12-31-08	82,215	—	5,341	(22,657)	64,899	1,012,457	—	65,691	(255,900)	822,248
12-31-07	2	61	—	—	63	10	1,031	1	—	1,042
Class I
12-31-08	23,456,171	—	2,482,112	(5,963,894)	19,974,389	327,303,318	—	30,951,941	(48,042,151)	310,213,108
12-31-07	1	60	—	—	61	10	1,032	1	—	1,043
Class S
12-31-08	12,812,653	—	7,790,413	(9,051,360)	11,551,706	173,659,207	—	96,912,739	(101,912,255)	168,659,691
12-31-07	15,035,778	22,115,384	691,176	(2,214,799)	35,627,539	252,045,100	377,472,570	11,881,313	(36,792,604)	604,606,379
Class S2
12-31-08	216,373	—	341,117	(380,520)	176,970	2,854,824	—	4,216,210	(4,822,488)	2,248,546
12-31-07	339,658	1,590,417	39,531	(215,986)	1,753,620	5,555,516	26,982,566	675,196	(3,620,073)	29,593,205

NOTES TO FINANCIAL STATEMENTS as of December 31, 2008 (continued)

NOTE 9 — CAPITAL SHARES TRANSACTIONS (continued)

		Proceeds			Net Increase		Proceeds			Net Increase
		From Shares			(Decrease)		From Shares			(Decrease)
		Issued in	Reinvestment	Shares	in Shares		Issued in	Reinvestment	Shares	in Shares
	Shares Sold	Merger	of Distributions	Redeemed	Outstanding	Shares Sold	Merger	of Distributions	Redeemed	Outstanding
Year or Period Ended	#	#	#	#	#	($)	($)	($)	($)	($)

JPMorgan Emerging Markets Equity

Class ADV
12-31-08	$92,046	$—	$19,435	$(105,671)	$5,810	$2,093,048	$—	$382,296	$(1,937,504)	$537,840
12-31-07	215,086	—	1,412	(48,018)	168,480	4,899,159	—	31,742	(1,112,113)	3,818,788
Class I
12-31-08	8,073,422	—	1,244,389	(4,801,275)	4,516,536	149,286,486	—	24,900,233	(84,277,773)	89,908,946
12-31-07	6,111,915	—	166,522	(3,723,368)	2,555,069	139,389,379	—	3,790,044	(88,319,547)	54,859,876
Class S
12-31-08	7,768,068	—	3,246,947	(8,675,071)	2,339,944	160,248,356	—	64,873,995	(163,250,355)	61,871,996
12-31-07	12,429,379	—	369,692	(4,850,822)	7,948,249	291,954,103	—	8,406,787	(102,499,039)	197,861,851
Class S2
12-31-08	141,169	—	145,550	(349,973)	(63,254)	2,802,393	—	2,889,178	(6,491,316)	(799,745)
12-31-07	185,533	—	20,606	(221,261)	(15,122)	4,256,539	—	465,490	(4,959,331)	(237,302)
Julius Baer Foreign

Class ADV
12-31-08	303,872	—	42,748	(553,302)	(206,682)	4,338,906	—	586,935	(6,638,398)	(1,712,557)
12-31-07	357,974	—	16,073	(45,215)	328,832	6,546,226	—	286,734	(792,633)	6,040,327
Class I
12-31-08	35,242,968	—	7,494,039	(23,454,685)	19,282,322	489,296,394	—	104,841,607	(349,595,076)	244,542,925
12-31-07	27,317,850	—	3,980,149	(14,201,376)	17,096,623	487,005,755	—	71,762,080	(260,851,305)	297,916,530
Class S
12-31-08	10,144,559	—	6,868,798	(9,858,702)	7,154,655	152,561,491	—	95,407,608	(128,913,205)	119,055,894
12-31-07	17,975,394	—	3,342,923	(5,505,903)	15,812,414	322,431,331	—	60,038,891	(96,646,386)	285,823,836
Class S2
12-31-08	265,261	—	480,057	(790,972)	(45,654)	3,704,306	—	6,639,189	(10,935,292)	(591,797)
12-31-07	373,585	—	296,309	(496,228)	173,666	6,606,076	—	5,309,849	(8,753,917)	3,162,008
Liquid Assets

Class I
12-31-08	176,411,029	—	5,420,987	(162,137,854)	19,694,162	176,421,439	—	5,420,834	(162,137,854)	19,704,419
12-31-07	309,895,643	—	11,700,743	(342,079,705)	(20,483,319)	309,895,644	—	11,700,743	(342,079,705)	(20,483,318)
Class S
12-31-08	1,889,723,726	—	40,675,231	(608,172,863)	1,322,226,094	1,889,806,705	—	40,674,110	(608,172,863)	1,322,307,952
12-31-07	1,014,424,974	—	47,273,083	(692,496,517)	369,201,540	1,014,424,972	—	47,273,083	(692,496,517)	369,201,538
Class S2
12-31-08	140,234,407	—	2,377,439	(26,184,896)	116,426,950	140,239,812	—	2,377,406	(26,184,896)	116,432,322
12-31-07	61,710,240	—	1,541,643	(28,458,084)	34,793,799	61,710,240	—	1,541,643	(28,458,084)	34,793,799
Marsico Growth

Class ADV
12-31-08	237,429	—	—	(677,976)	(440,547)	4,007,812	—	—	(11,175,539)	(7,167,727)
12-31-07	255,623	—	—	(165,356)	90,267	4,515,092	—	—	(2,925,213)	1,589,879
Class I
12-31-08	18,412,684	620,533	180,141	(4,884,582)	14,328,776	300,794,343	10,981,962	2,826,416	(69,732,251)	244,870,470
12-31-07	5,451,627	—	940	(2,392,516)	3,060,051	100,740,358	—	16,867	(43,135,646)	57,621,579
Class S
12-31-08	4,573,288	1,074,814	219,479	(9,412,869)	(3,545,288)	71,153,536	18,801,352	3,412,891	(147,360,287)	(53,992,508)
12-31-07	3,924,061	—	—	(8,190,554)	(4,266,493)	71,743,779	—	—	(144,158,129)	(72,414,350)
Class S2
12-31-08	49,066	—	4,248	(182,727)	(129,413)	733,845	—	65,632	(2,881,290)	(2,081,813)
12-31-07	89,692	—	—	(185,605)	(95,913)	1,560,327	—	—	(3,276,736)	(1,716,409)

NOTES TO FINANCIAL STATEMENTS as of December 31, 2008 (continued)

NOTE 9 — CAPITAL SHARES TRANSACTIONS (continued)

		Proceeds			Net Increase		Proceeds			Net Increase
		From Shares			(Decrease)		From Shares			(Decrease)
		Issued in	Reinvestment	Shares	in Shares		Issued in	Reinvestment	Shares	in Shares
	Shares Sold	Merger	of Distributions	Redeemed	Outstanding	Shares Sold	Merger	of Distributions	Redeemed	Outstanding
Year or Period Ended	#	#	#	#	#	($)	($)	($)	($)	($)

Marsico International Opportunities

Class ADV
12-31-08	$104,911	$—	$65,829	$(532,005)	$(361,265)	$1,299,751	$—	$817,596	$(7,288,741)	$(5,171,394)
12-31-07	183,848	—	76,008	(485,864)	(226,008)	2,964,647	—	1,171,279	(7,740,934)	(3,605,008)
Class I
12-31-08	18,582,713	—	2,572,660	(5,721,523)	15,433,850	245,670,161	—	31,900,989	(69,711,073)	207,860,077
12-31-07	4,740,512	—	773,776	(2,538,920)	2,975,368	77,652,066	—	11,978,060	(40,378,351)	49,251,775
Class S
12-31-08	7,512,641	—	2,895,699	(6,392,003)	4,016,337	100,763,847	—	35,790,845	(76,622,105)	59,932,587
12-31-07	9,031,180	—	1,217,563	(3,533,507)	6,715,236	147,181,212	—	18,786,990	(56,637,965)	109,330,237
Class S2
12-31-08	—	—	—	—	—	—	—	—	—	—
12-31-07	1	—	1	—	2	10	—	2	—	12
MFS Total Return

Class ADV
12-31-08	39,226	—	26,134	(257,954)	(192,594)	581,630	—	360,907	(4,320,872)	(3,378,335)
12-31-07	75,183	—	26,428	(86,617)	14,994	1,397,483	—	487,852	(1,618,900)	266,435
Class I
12-31-08	515,428	—	1,838,262	(3,111,169)	(757,479)	7,950,514	—	25,311,177	(48,443,539)	(15,181,848)
12-31-07	4,758,758	—	606,807	(2,376,569)	2,988,996	86,141,285	—	11,335,147	(44,978,770)	52,497,662
Class S
12-31-08	1,490,766	—	11,972,339	(12,574,404)	888,701	20,744,472	—	165,092,487	(189,286,668)	(3,449,709)
12-31-07	1,833,065	—	5,794,224	(11,942,501)	(4,315,212)	34,899,088	—	108,178,157	(227,413,520)	(84,336,275)
Class S2
12-31-08	91,999	—	477,414	(553,611)	15,802	1,229,797	—	6,541,199	(8,324,147)	(553,151)
12-31-07	204,023	—	242,212	(512,837)	(66,602)	3,873,065	—	4,490,605	(9,503,821)	(1,140,151)
MFS Utilities

Class ADV
12-31-08	67,598	—	10,801	(68,915)	9,484	1,046,622	—	147,376	(918,034)	275,964
12-31-07	71,130	—	1,624	(23,023)	49,731	1,180,185	—	27,230	(381,637)	825,778
Class I
12-31-08	119,063	—	84,685	(207,025)	(3,277)	1,866,246	—	1,141,194	(2,887,440)	120,000
12-31-07	168,575	—	21,946	(190,579)	(58)	2,791,595	—	370,663	(3,114,967)	47,291
Class S
12-31-08	12,587,903	—	6,348,855	(9,292,213)	9,644,545	194,293,089	—	85,106,539	(122,872,968)	156,526,660
12-31-07	16,486,548	—	1,091,883	(5,695,750)	11,882,681	277,218,407	—	18,376,388	(94,264,474)	201,330,321
Class S2
12-31-08	—	—	—	—	—	—	—	—	—	—
12-31-07	1	—	—	(1)	—	10	—	—	(10)	—

NOTES TO FINANCIAL STATEMENTS as of December 31, 2008 (continued)

NOTE 9 — CAPITAL SHARES TRANSACTIONS (continued)

		Proceeds			Net Increase		Proceeds			Net Increase
		From Shares			(Decrease)		From Shares			(Decrease)
		Issued in	Reinvestment	Shares	in Shares		Issued in	Reinvestment	Shares	in Shares
	Shares Sold	Merger	of Distributions	Redeemed	Outstanding	Shares Sold	Merger	of Distributions	Redeemed	Outstanding
Year or Period Ended	#	#	#	#	#	($)	($)	($)	($)	($)

Oppenheimer Main Street

Class ADV
12-31-08	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
12-31-07	1	—	—	—	1	10	—	—	—	10
Class I
12-31-08	127,221	—	11,192	(135,962)	2,451	2,137,726	—	158,633	(2,307,192)	(10,833)
12-31-07	130,346	—	3,185	(131,354)	2,177	2,680,885	—	67,482	(2,696,905)	51,462
Class S
12-31-08	1,579,036	—	641,205	(5,210,462)	(2,990,221)	26,083,314	—	9,166,333	(86,347,989)	(51,098,342)
12-31-07	1,254,329	—	239,210	(5,711,022)	(4,217,483)	26,365,111	—	5,076,037	(118,860,685)	(87,419,537)
Class S2
12-31-08	7,619	—	6,017	(35,251)	(21,615)	132,474	—	85,843	(586,145)	(367,828)
12-31-07	10,390	—	2,232	(35,309)	(22,687)	213,660	—	47,145	(742,477)	(481,672)
PIMCO Core Bond

Class ADV
12-31-08	—	—	—	—	—	—	—	1	—	1
12-31-07	1	—	—	—	1	10	—	1	—	11
Class I
12-31-08	47,117,180	—	3,820,541	(64,521,594)	(13,583,873)	543,996,878	—	43,019,286	(725,429,171)	(138,413,007)
12-31-07	30,932,090	—	2,742,387	(25,328,342)	8,346,135	340,704,608	—	28,987,030	(278,828,360)	90,863,278
Class S
12-31-08	117,814,150	—	6,395,176	(22,162,179)	102,047,147	1,361,848,942	—	72,201,538	(249,077,132)	1,184,973,348
12-31-07	30,776,836	—	2,145,857	(6,553,721)	26,368,972	342,589,086	—	22,767,538	(71,711,491)	293,645,133
Class S2
12-31-08	1,868,266	—	196,011	(864,071)	1,200,206	21,419,445	—	2,203,168	(9,835,518)	13,787,095
12-31-07	740,075	—	137,118	(568,859)	308,334	8,158,088	—	1,447,969	(6,214,158)	3,391,899
Pioneer Mid Cap Value

Class ADV
12-31-08	2,120	4,422	86	(851)	5,777	14,740	45,937	614	(7,748)	53,543
12-31-07	2	—	—	—	2	12	—	—	—	12
Class I
12-31-08	19,092,110	407,135	3,432,438	(10,638,376)	12,293,307	204,723,988	4,823,445	32,463,257	(109,612,176)	132,398,514
12-31-07	19,057,120	—	973,692	(2,211,447)	17,819,365	248,958,706	—	13,037,733	(28,703,934)	233,292,505
Class S
12-31-08	3,149,896	18,037,568	4,583,976	(12,296,036)	13,475,404	34,319,847	191,268,398	43,273,202	(123,939,302)	144,922,145
12-31-07	4,809,867	—	2,778,011	(5,704,079)	1,883,799	63,586,021	—	37,086,445	(73,401,934)	27,270,532
Class S2
12-31-08	—	324,459	—	(324,458)	1	—	3,383,183	—	(3,381,728)	1,455
12-31-07	2	—	—	—	2	12	—	—	—	12

NOTES TO FINANCIAL STATEMENTS as of December 31, 2008 (continued)

NOTE 9 — CAPITAL SHARES TRANSACTIONS (continued)

		Proceeds			Net Increase		Proceeds			Net Increase
		From Shares			(Decrease)		From Shares			(Decrease)
		Issued in	Reinvestment	Shares	in Shares		Issued in	Reinvestment	Shares	in Shares
	Shares Sold	Merger	of Distributions	Redeemed	Outstanding	Shares Sold	Merger	of Distributions	Redeemed	Outstanding
Year or Period Ended	#	#	#	#	#	($)	($)	($)	($)	($)

T. Rowe Price Capital Appreciation

Class ADV
12-31-08	$734,229	$—	$316,590	$(1,374,945)	$(324,126)	$14,641,359	$—	$6,037,732	$(28,215,439)	$(7,536,348)
12-31-07	1,647,271	—	470,445	(2,204,295)	(86,579)	43,317,291	—	11,779,951	(54,135,566)	961,676
Class I
12-31-08	2,802,691	—	1,542,286	(1,045,376)	3,299,601	62,868,145	—	29,493,733	(21,112,223)	71,249,655
12-31-07	3,452,163	—	560,828	(615,835)	3,397,156	87,283,638	—	14,357,185	(15,939,316)	85,701,507
Class S
12-31-08	18,092,851	—	20,812,868	(12,749,190)	26,156,529	378,075,149	—	399,351,289	(266,222,304)	511,204,134
12-31-07	13,593,397	—	13,540,868	(6,045,562)	21,088,703	349,712,739	—	346,510,810	(157,124,994)	539,098,555
Class S2
12-31-08	75,320	—	667,040	(774,251)	(31,891)	1,597,930	—	12,826,755	(15,642,223)	(1,217,538)
12-31-07	238,088	—	533,814	(505,131)	266,771	6,119,570	—	13,585,556	(13,046,353)	6,658,773
T. Rowe Price Equity Income

Class ADV
12-31-08	295,577	—	212,052	(672,213)	(164,584)	3,548,776	—	2,195,385	(7,767,492)	(2,023,331)
12-31-07	369,260	—	92,887	(886,085)	(423,938)	5,751,283	—	1,475,045	(13,610,212)	(6,383,884)
Class I
12-31-08	9,802,687	—	2,543,351	(2,945,780)	9,400,258	127,424,602	—	26,083,427	(32,865,427)	120,642,602
12-31-07	7,139,081	—	313,361	(585,999)	6,866,443	113,289,796	—	5,048,245	(9,196,731)	109,141,310
Class S
12-31-08	6,875,816	—	11,822,481	(11,250,384)	7,447,913	79,755,503	—	121,934,209	(136,052,183)	65,637,529
12-31-07	4,910,892	—	3,837,701	(10,766,710)	(2,018,117)	77,666,953	—	61,748,613	(168,790,632)	(29,375,066)
Class S2
12-31-08	508,088	—	677,956	(842,684)	343,360	6,121,713	—	6,974,988	(9,862,666)	3,234,035
12-31-07	752,858	—	206,581	(382,284)	577,155	11,890,271	—	3,303,226	(5,992,935)	9,200,562
Van Kampen Capital Growth

Class ADV
12-31-08	608	559	18	(579)	606	8,014	7,387	204	(7,747)	7,858
12-31-07	1	—	—	—	1	10	—	—	—	10
Class I
12-31-08	386,504	27,870,319	789,059	(4,498,463)	24,547,419	3,668,872	372,091,904	8,876,916	(49,443,254)	335,194,438
12-31-07	1,778	—	87,481	(666,877)	(577,618)	22,554	—	1,121,509	(8,622,256)	(7,478,193)
Class S
12-31-08	2,926,476	11,493,230	460,300	(2,498,890)	12,381,116	33,268,555	152,200,116	5,136,943	(24,841,166)	165,764,448
12-31-07	337,140	—	151,499	(1,317,343)	(828,704)	4,160,084	—	1,930,101	(16,998,018)	(10,907,833)
Class S2
12-31-08	15,909	—	30	(1,058,765)	(1,042,826)	191,046	—	332	(13,877,333)	(13,685,955)
12-31-07	43,200	—	36,880	(168,881)	(88,801)	573,274	—	467,271	(2,184,631)	(1,144,086)

NOTES TO FINANCIAL STATEMENTS as of December 31, 2008 (continued)

NOTE 9 — CAPITAL SHARES TRANSACTIONS (continued)

		Proceeds			Net Increase		Proceeds			Net Increase
		From Shares			(Decrease)		From Shares			(Decrease)
		Issued in	Reinvestment	Shares	in Shares		Issued in	Reinvestment	Shares	in Shares
	Shares Sold	Merger	of Distributions	Redeemed	Outstanding	Shares Sold	Merger	of Distributions	Redeemed	Outstanding
Year or Period Ended	#	#	#	#	#	($)	($)	($)	($)	($)

Van Kampen Global Franchise

Class ADV
12-31-08	$—	$—	$—	$(1)	$(1)	$—	$—	$2	$(14)	$(12)
12-31-07	2	—	—	—	2	33	—	—	—	33
Class I
12-31-08	—	—	—	—	—	—	—	2	—	2
12-31-07	—	—	—	—	—	—	—	—	—	—
Class S
12-31-08	2,287,776	—	2,250,746	(4,762,984)	(224,462)	32,603,524	—	27,931,754	(63,591,471)	(3,056,193)
12-31-07	4,124,923	—	619,886	(3,890,805)	854,004	69,919,486	—	10,482,273	(65,119,957)	15,281,802
Class S2
12-31-08	51,510	—	542,319	(818,483)	(224,654)	750,196	—	6,697,634	(10,869,751)	(3,421,921)
12-31-07	87,186	—	152,306	(397,822)	(158,330)	1,442,031	—	2,561,781	(6,621,913)	(2,618,101)
Van Kampen Global Tactical Asset Allocation

Class S
09-17-08(1)-12-31-08	2,861,391	—	—	(44,842)	2,816,549	28,034,396	—	—	(370,742)	27,663,654
Van Kampen Growth & Income

Class ADV
12-31-08	49,285	—	13,277	(142,590)	(80,028)	939,135	—	253,797	(3,161,983)	(1,969,051)
12-31-07	54,757	—	19,361	(175,897)	(101,779)	1,558,142	—	543,671	(5,000,647)	(2,898,834)
Class I
12-31-08	357,428	—	116,248	(164,730)	308,946	8,852,904	—	2,201,886	(3,519,158)	7,535,632
12-31-07	85,124	—	39,406	(75,696)	48,834	2,414,795	—	1,120,694	(2,153,318)	1,382,171
Class S
12-31-08	1,579,405	—	4,362,920	(6,248,275)	(305,950)	31,594,583	—	83,432,959	(137,745,413)	(22,717,871)
12-31-07	1,388,552	—	2,604,929	(6,581,019)	(2,587,538)	39,523,843	—	74,214,439	(184,811,564)	(71,073,282)
Class S2
12-31-08	57,087	—	391,272	(496,910)	(48,551)	1,262,932	—	7,469,221	(10,732,606)	(2,000,453)
12-31-07	80,296	—	219,176	(275,815)	23,657	2,252,670	—	6,213,734	(7,769,202)	697,202

(1)	Commencement of operations.

NOTE 10 — ILLIQUID SECURITIES

Pursuant to guidelines adopted by the Portfolios’ Board, the following securities have been deemed to be illiquid. Each Portfolio currently limits investment in illiquid securities to 15% (10% for Liquid Assets) of the Portfolio’s net assets, at market value, at time of purchase.

		Notional Principal/	Initial	Cost/		Percent
		Principal Amount/	Acquisition	Upfront		of Net
	Security	Shares	Date	Payments	Value	Assets

Evergreen Health Sciences	Novavax, Inc.	312,331	08/07/08	$818,057	$590,306	0.3%
	Sequenom, Inc.	180,869	10/11/07	$2,081,531	$3,588,441	1.9%

				$2,899,588	$4,178,747	2.2%

FMRsm Diversified Mid Cap	Southwestern Energy Co., 7.500%, due 02/01/18	1,375,000	11/05/08	$1,175,823	$1,210,000	0.1%

				$1,175,823	$1,210,000	0.1%

Global Real Estate	Safestore Holdings Ltd.	1,252,700	03/09/07	$4,238,805	$978,670	0.2%

				$4,238,805	$978,670	0.2%

NOTES TO FINANCIAL STATEMENTS as of December 31, 2008 (continued)

NOTE 10 — ILLIQUID SECURITIES (continued)

		Notional Principal/	Initial	Cost/		Percent
		Principal Amount/	Acquisition	Upfront		of Net
	Security	Shares	Date	Payments	Value	Assets

Julius Baer Foreign	Silvinit BRD	5,295	10/16/07	$2,525,694	$661,875	0.0%
	Federal Grid Co Unitied Energy System JSC GDR	231,452	08/28/08	1,411,857	484,324	0.1%
	Inter Rao Ues OAO GDR	48,070	08/28/08	302,841	103,042	0.0%
	Kusbassenergo OJSC GDR	15,985	08/28/08	84,321	19,852	0.0%
	Mosenergo OAO — Spon GDR	77,165	08/28/08	376,179	124,582	0.0%
	OGK-1 OAO GDR	221,260	08/28/08	503,367	127,606	0.0%
	OGK-2 OAO GDR	57,500	08/28/08	250,125	50,868	0.0%
	OGK-3 OJSC GDR	94,530	08/28/08	319,039	58,860	0.0%
	OGK-6 OAO GDR	67,045	08/28/08	234,658	60,452	0.0%
	Territorial Generating Co. 1 GDR	87,860	08/28/08	239,419	50,821	0.0%
	TGK-14 GDR	3,680	08/28/08	29,808	12,020	0.0%
	TGK-2 GDR	14,835	08/28/08	146,125	16,152	0.0%
	TGK-4 GDR	36,455	08/28/08	188,655	42,793	0.0%
	TGK-9 OAO GDR	38,640	08/28/08	115,920	31,554	0.0%
	Volga Territorial Generating Co. GDR	38,410	08/28/08	209,334	32,411	0.0%
	Yenisei Territorial — Spon GDR	39,560	08/28/08	88,021	20,931	0.0%
	GOME Electrical Appliances Holdings Ltd.	3,216,098	06/01/07	1,540,358	464,766	0.1%

				$8,565,721	$2,362,909	0.2%

MFS Total Return	American International Group, Inc., 8.250%, due 08/15/18	510,000	08/13/08	$510,000	$373,829	0.0%
	Bayview Financial Revolving Mortgage Loan Trust, 1.271%, due 12/28/40	1,481,000	03/01/06	1,481,000	918,220	0.1%
	Bruce Mansfield Unit, 6.850%, due 06/01/34	1,971,000	10/03/07	1,973,721	1,680,431	0.2%
	Kennametal, Inc., 7.200%, due 06/15/12	1,283,000	06/14/02	1,301,724	1,247,438	0.1%
	Nomura Asset Securities Corp., 9.940%, due 04/04/27	1,740,531	07/16/07	1,903,296	1,841,221	0.2%
	Spirit Master Funding, LLC, 5.050%, due 07/20/23	1,310,246	10/04/05	1,291,534	1,077,808	0.1%
	System Energy Resources, Inc., 5.129%, due 01/15/14	583,343	04/16/04	582,498	554,532	0.1%
	Wyndham Worldwide Corp., 6.000%, due 12/01/16	942,000	06/11/07	941,159	380,166	0.0%

				$9,984,932	$8,073,645	0.8%

Oppenheimer Main Street	Seagate Technology, Inc. — Escrow	130,700	10/23/07	$—	$1	0.0%

				$—	$1	0.0%

NOTES TO FINANCIAL STATEMENTS as of December 31, 2008 (continued)

NOTE 10 — ILLIQUID SECURITIES (continued)

		Notional Principal/		Initial	Cost/		Percent
		Principal Amount/		Acquisition	Upfront		of Net
	Security	Shares		Date	Payments	Value	Assets

PIMCO Core Bond	Credit Default Swaps Avebury Finance CDO PLC, Series 1A, Class C, Floating Rate, 01/08/51, pay 2.300%		2,600,000	02/06/07	$—	$2,496,780	0.1%
	CDX.NA.HY.10 Index, 06/20/13, pay 5.000%		7,800,000	07/16/08	495,012	1,212,818	0.1%
	CDX.NA.HY.10 Index, 06/20/13, pay 5.000%		2,100,000	07/16/08	138,032	326,528	0.0%
	CDX.NA.HY.10 Index, 06/20/13, pay 5.000%		14,600,000	07/16/08	992,743	2,270,146	0.1%
	CDX.NA.IG.9 Index, 12/20/17, pay 0.800%		3,904,000	12/11/08	357,019	218,272	0.0%
	Goodrich Corp. 6.290%, 09/20/16, pay 0.510%		1,600,000	10/25/06	—	51,493	0.0%
	Ipswich Street CDO Ltd, Series 2006-1A, Class C, Floating Rate Bond, 08/04/46, pay 1.950%		5,000,000	02/06/07	—	4,848,000	0.2%
	iStar Financial Inc. 5.800%, 03/15/11, pay 0.365%		5,000,000	10/18/06	—	3,133,543	0.1%
	Lennar Corp. 5.950%, 10/17/11, pay 0.660%		5,000,000	10/24/06	—	743,777	0.0%
	Sealed Air Corp. 5.625%, 09/20/13, pay 0.580%		2,200,000	10/25/06	—	372,462	0.0%
	iTraxx Europe HiVol Series 6 Version 1 Index, 12/20/16, pay 0.850%	EUR	20,000,000	12/14/06	(189,177)	3,848,766	0.1%
	iTraxx Europe HiVol Series 6 Version 1 Index, 12/20/16, pay 0.850%	EUR	200,000	12/13/06	(1,112)	38,487	0.0%
	CDX.NA.IG.9 Index (30-100% Tranche), 12/20/12, receive 0.758%		20,029,062	03/07/08	—	133,860	0.0%
	CDX.NA.IG.9 Index (30-100% Tranche), 12/20/12, receive 0.705%		13,223,070	03/04/08	—	62,352	0.0%
	CDX.NA.IG.9 Index (30-100% Tranche), 12/20/17, receive 0.548%		2,236,255	07/22/08	—	5,296	0.0%
	Federative Republic of Brazil 12.250%, 12/20/09, receive 3.350%		1,000,000	12/15/08	—	10,193	0.0%
	General Electric Capital Corp. 5.625%, 12/20/13, receive 4.700%		1,800,000	11/24/08	—	76,686	0.0%
	General Electric Capital Corp. 5.625%, 12/20/13, receive 4.000%		7,600,000	11/12/08	—	105,632	0.0%
	General Electric Capital Corp. 5.625%, 12/20/13, receive 4.200%		6,200,000	11/07/08	—	137,048	0.0%
	General Electric Capital Corp. 5.625%, 12/20/13, receive 4.325%		4,500,000	11/06/08	—	122,542	0.0%
	General Electric Capital Corp. 5.625%, 12/20/13, receive 4.850%		3,600,000	11/04/08	—	175,552	0.0%
	General Electric Capital Corp. 5.625%, 03/20/14, receive 3.850%		7,000,000	12/18/08	—	69,454	0.0%
	General Electric Capital Corp. 5.625%, 12/20/13, receive 4.750%		3,900,000	11/04/08	—	174,186	0.0%
	General Electric Capital Corp. 5.625%, 12/20/13, receive 4.230%		4,200,000	11/07/08	—	98,007	0.0%
	Wachovia Corp. 3.625%, 03/20/13, receive 1.520%		1,300,000	02/26/08	—	15,836	0.0%

					$1,792,517	$20,747,716	0.7%

NOTES TO FINANCIAL STATEMENTS as of December 31, 2008 (continued)

NOTE 10 — ILLIQUID SECURITIES (continued)

		Notional Principal/		Initial	Cost/		Percent
		Principal Amount/		Acquisition	Upfront		of Net
	Security	Shares		Date	Payments	Value	Assets

PIMCO Core Bond (continued)
	Interest Rate Swaps
	Receive a fixed rate equal to 1.955% and pay a floating rate based on France CPI Ex Tobacco Index (FRCPXTOB) Counterparty: The Royal Bank of Scotland PLC	EUR	1,300,000	03/26/07	$—	$30,808	0.0%
	Receive a fixed rate equal to 1.960% and pay a floating rate based on France CPI Ex Tobacco Index (FRCPXTOB) Counterparty: Goldman Sachs Capital Markets L.P.	EUR	1,400,000	03/28/07	—	42,028	0.0%
	Receive a fixed rate equal to 1.950% and pay a floating rate based on France CPI Ex Tobacco Index (FRCPXTOB) Counterparty: The Royal Bank of Scotland PLC	EUR	1,400,000	03/29/07	—	32,342	0.0%
	Receive a fixed rate equal to 1.960% and pay a floating rate based on France CPI Ex Tobacco Index (FRCPXTOB) Counterparty: Barclays Bank PLC, London	EUR	800,000	04/03/07	—	20,133	0.0%
	Receive a fixed rate equal to 1.980% and pay a floating rate based on France CPI Ex Tobacco Index (FRCPXTOB) Counterparty: Barclays Bank PLC, London	EUR	1,500,000	04/10/07	—	37,183	0.0%
	Receive a fixed rate equal to 1.948% and pay a floating rate based on France CPI Ex Tobacco Index (FRCPXTOB) Counterparty: Barclays Bank PLC, London	EUR	5,100,000	03/15/07	2,071	134,069	0.0%
	Receive a fixed rate equal to 0.710% and pay a floating rate based on 2 Year USD Mid-Market Swap Spread Counterparty: BNP Paribas	USD	8,600,000	02/06/08	3,645	18,655	0.0%
	Receive a fixed rate equal to 0.763% and pay a floating rate based on 5 Year USD Mid-Market Swap Spread Counterparty: BNP Paribas	USD	17,200,000	02/12/08	3,784	171,463	0.0%
	Receive a fixed rate equal to 4.000% and pay a floating rate based on 3-month USD-LIBOR Counterparty: Citibank N.A., New York	USD	22,500,000	12/10/08	791,233	1,015,529	0.0%

					$800,733	$1,502,210	0.0%

NOTES TO FINANCIAL STATEMENTS as of December 31, 2008 (continued)

NOTE 10 — ILLIQUID SECURITIES (continued)

		Notional Principal/	Initial	Cost/		Percent
		Principal Amount/	Acquisition	Upfront		of Net
	Security	Shares	Date	Payments	Value	Assets

PIMCO Core Bond (continued)
	Options
	Call Swaption OTC — Merrill Lynch Capital Services, Inc.
	3 Month USD-LIBOR — Fund Pays Floating Strike @ 3.450%-Exp 08/03/09	18,700,000	04/15/08	209,440	620,336	0.0%
	Call Swaption OTC — The Royal Bank of Scotland PLC 3 Month USD-LIBOR — Fund Pays Floating Strike @ 3.850% — Exp 08/03/09	68,000,000	04/29/08	719,100	2,766,863	0.1%
	Put Option OTC — Credit Suisse, London USD vs JPY Strike @ 104 (JPY)-Exp 03/17/10	11,400,000	03/20/07	485,583	1,888,843	0.1%
	Put Option OTC — JPMorgan Chase Bank, N.A. USD vs JPY Strike @ 104(JPY)-Exp 03/17/10	2,100,000	03/20/07	82,950	348,065	0.0%
	Put Option OTC — Credit Suisse International FNMA 5.000% 30-Year January TBA Strike @ $73.000-Exp 01/06/09	242,500,000	10/06/08	28,418	—	0.0%
	Put Option OTC — Credit Suisse International FNMA 5.500% 30-Year January TBA Strike @ $73.000-Exp 01/06/09	76,000,000	10/06/08	8,645	—	0.0%
	Put Option OTC — Credit Suisse International FNMA 6.000% 30-Year January TBA Strike @ $81.250-Exp 01/06/09	80,600,000	10/06/08	9,168	—	0.0%
	Put Option OTC — Merrill Lynch Government Services, Inc. FNMA 5.500% 30-Year January TBA Strike @ $73.000-Exp 01/06/09	52,500,000	10/01/08	6,152	—	0.0%
	Put Option OTC — Merrill Lynch Government Services, Inc. FNMA 6.000% 30-Year January TBA Strike @ $81.250-Exp 01/06/09	197,300,000	10/01/08	23,121	—	0.0%
	Call Option OTC — Merrill Lynch Government Services, Inc. FNMA 5.000% 30-Year March TBA Strike @ $94.141-Exp 02/13/09	54,000,000	08/21/08	1,366,875	3,973,607	0.1%
	Call Option OTC — Credit Suisse, London USD vs JPY Strike @ 104 (JPY)-Exp 03/17/10	11,400,000	03/20/07	485,583	85,112	0.0%
	Call Option OTC — JPMorgan Chase Bank, N.A. USD vs JPY Strike @ 104(JPY)-Exp 03/17/10	2,100,000	03/20/07	95,970	15,679	0.0%

				$3,521,005	$9,698,505	0.3%

	Securities
	Countrywide Alternative Loan Trust, 4.529%, due 05/25/35	5,434,576	03/06/06	$(15,683)	$295,866	0.0%
	First Horizon Alternative Mortgage Securities, 4.229%, due 01/25/36	57,271,073	04/10/06	(169,684)	2,373,330	0.1%
	United Air Lines, Inc., 9.350%, due 04/07/16	138,849	12/27/01	106,346	41,655	0.0%

				$(79,021)	$2,710,851	0.1%

Total for PIMCO Core Bond				$6,035,234	$34,659,282	1.1%

NOTES TO FINANCIAL STATEMENTS as of December 31, 2008 (continued)

NOTE 10 — ILLIQUID SECURITIES (continued)

		Notional Principal/	Initial	Cost/		Percent
		Principal Amount/	Acquisition	Upfront		of Net
	Security	Shares	Date	Payments	Value	Assets

T. Rowe Price Capital Appreciation	Advanced Medical Optics, Inc., 4.863%, due 04/02/14	9,578,449	12/03/08	$6,945,735	$6,217,809	0.2%
	BSC International, 2.466%, due 04/21/11	8,613,821	09/29/08	8,246,196	7,773,973	0.3%
	Cedar Fair LP, 3.436%, due 08/30/12	2,227,157	02/27/08	2,110,660	1,415,883	0.1%
	CSC Holdings, Inc., 4.569%, due 05/02/14	34,888,078	11/20/08	30,615,438	29,919,338	1.1%
	CSC Holdings, Inc., 3.488%, due 02/24/12	3,648,649	09/25/08	3,492,589	3,123,038	0.1%
	DirecTV Holdings, LLC/DirecTV Financing Co., 5.250%, due 03/06/10	6,224,994	12/09/08	5,733,941	5,464,645	0.2%
	Discovery Communications, Inc., 3.530%, due 05/14/14	5,988,608	12/01/08	4,862,897	4,956,110	0.2%
	Fresenius SE, 6.750%, due 08/22/14	2,250,000	10/21/08	2,205,000	2,053,125	0.1%
	General Growth Properties, Inc., 3.980%, due 04/15/27	10,500,000	01/10/08	8,215,097	853,125	0.0%
	Georgia-Pacific Corp., 3.459%, due 08/22/14	2,208,931	11/05/08	2,083,022	1,971,046	0.1%
	Georgia-Pacific Corp., 4.551%, due 12/20/12	38,879,035	10/21/08	33,303,703	31,885,396	1.2%
	HCA, Inc., 5.762%, due 11/18/12	9,594,104	07/07/08	8,559,164	8,126,833	0.3%
	Host Hotels & Resorts L.P., 2.625%, due 04/15/27	15,463,000	06/25/08	12,487,115	10,070,279	0.4%
	Invitrogen Corp., 6.000%, due 06/11/15	2,244,375	09/19/08	2,199,488	2,109,375	0.1%
	Kilroy Realty L.P., 3.250%, due 04/15/12	1,350,000	01/28/08	1,158,231	866,970	0.0%
	Lamar Media Corp., 2.937%, due 03/31/14	1,250,000	07/08/08	1,192,850	1,075,000	0.0%
	Merrill Lynch & Co., Inc.	466,638	07/30/08	12,918,527	5,160,083	0.2%
	MGM Mirage, Inc., 2.904%, due 10/03/11	14,750,000	04/23/08	13,247,626	7,743,750	0.3%
	Weather Channel, 7.250%, due 10/15/15	25,935,000	10/06/08	24,775,317	22,945,000	0.9%
	WM Wrigley Jr. Co., 7.750%, due 07/17/14	41,000,000	10/13/08	39,494,424	39,325,847	1.5%

				$223,847,020	$193,056,625	7.3%

T. Rowe Price Equity Income	Merrill Lynch & Co., Inc. — Restricted Common Stock	184,200	11/02/07	$5,099,432	$2,036,884	0.2%

				$5,099,432	$2,036,884	0.2%

NOTE 11 — SECURITIES LENDING

Under an agreement with The Bank of New York Mellon (“BNY”), the Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned when the transaction is entered into and is adjusted daily for changes in the market values of the securities on loan. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The Portfolios bear the risk of loss with respect to the investment of collateral. Currently, the cash collateral is invested in the Bank of New York Mellon Corp. Institutional Cash Reserves Fund (“BICR Fund”). BNY serves as investment manager, custodian and operational trustee of the BICR Fund. As of December 31, 2008, the BICR Fund held certain defaulted securities that had market values significantly below amortized cost. The investment in the BICR Fund is included in the Portfolio of Investments under Securities Lending Collateral and the unrealized loss on such investment is included in Net Unrealized Depreciation on the Statements of Assets and Liabilities. The Portfolios agreed, in principle, to the terms of capital support extended by The Bank of New York Mellon Corporation (“BNYC”), an affiliated company of BNY, for the certain defaulted securities held by the BICR Fund. BNYC will support the value of these securities up to a certain amount and subject, in part, to the Portfolios’ continued lending of securities. The recorded value of each Portfolio’s investment in the BICR Fund includes the value of the underlying securities held by the BICR Fund and the estimated value of the support to be provided by BNYC.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2008 (continued)

NOTE 11 — SECURITIES LENDING (continued)

Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in the Portfolios. At December 31, 2008, the following Portfolios had securities on loan with the following market values:

	Value of	Cash
	Securities	Collateral
Portfolio	Loaned	Received*
AllianceBernstein Mid Cap Growth	$13,090,297	$13,057,158
FMRSM Diversified Mid Cap	80,566,256	81,592,685
Global Real Estate	7,976,938	8,186,298
Global Resources	34,010,727	34,476,463
Janus Contrarian	50,757,597	49,114,602
JPMorgan Emerging Markets Equity	78,232,747	82,371,068
Julius Baer Foreign	72,173,079	76,470,760
Marsico Growth	12,388,453	12,634,883
Marsico International Opportunities	2,851,553	3,150,675
MFS Total Return	57,006,946	58,243,498
Oppenheimer Main Street	8,494,093	8,520,461
PIMCO Core Bond	6,529,360	6,657,860
Pioneer Mid Cap Value	3,810,438	3,654,334
T. Rowe Price Capital Appreciation	43,002,052	43,456,026
T. Rowe Price Equity Income	34,929,451	35,149,854
Van Kampen Capital Growth	23,962,171	24,272,699
Van Kampen Global Franchise	3,869,225	3,978,903
Van Kampen Growth & Income	4,270,405	4,284,092

*	Cash collateral received was invested in the BICR Fund, the fair value of which is presented in the Portfolio’s Portfolio of Investments.

NOTE 12 — CONCENTRATION OF INVESTMENT RISKS

Non-Diversified.  Certain Portfolios are classified as non-diversified investment companies under the 1940 Act, which means that each Portfolio is not limited by the 1940 Act in the proportion of assets that they may invest in the obligations of a single issuer. Declines in the value of that single company can significantly impact the value of a Portfolio. The investment of a large percentage of a Portfolio’s assets in the securities of a small number of issuers may cause a Portfolio’s share price to fluctuate more than that of a diversified investment company. Conversely, even though classified as nondiversified, a Portfolio may actually maintain a portfolio that is diversified with a large number of issuers. In such an event, a Portfolio would benefit less from appreciation in a single corporate issuer than if it had greater exposure to that issuer.

Concentration.  Certain Portfolios concentrate (for purposes of the 1940 Act) their assets in securities related to a particular industry, which means that at least 25% of their assets will be invested in that particular industry at all times. As a result, a Portfolio may be subject to greater market fluctuation than a portfolio which has securities representing a broader range of investment alternatives.

Foreign Securities.  Investments in foreign securities may entail risks not present in domestic investments. Since securities in which the Portfolios may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolios. Foreign investments may also subject the Portfolios to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-a-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of the Portfolios’ investments.

Emerging Markets Risk.  Emerging market countries are generally defined as countries in the initial stage of their industrialization cycles with low per capita income. Investment in emerging market countries presents risks in a greater degree than, and in addition to, those presented by investment in foreign issuers in general as these countries may be less politically and economically stable than other countries. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar from time to time, and devaluation may occur after investments in those currencies by a Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

High-Yield, Lower-Grade Debt Securities Risk.  High-yield debt securities (commonly referred to as “junk bonds”) generally present greater credit risk that an

NOTES TO FINANCIAL STATEMENTS as of December 31, 2008 (continued)

NOTE 12 — CONCENTRATION OF INVESTMENT RISKS (continued)

issuer cannot make timely payment of interest or principal than an issuer of a higher quality debt security, and typically have greater potential price volatility and principal and income risk. Changes in interest rates, the market’s perception of the issuers and the credit worthiness of the issuers may significantly affect the value of these bonds. High-yield bonds are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and interest payments. The secondary market in which high-yield securities are traded may be less liquid than the market for higher grade bonds. It may be more difficult to value less liquid high-yield securities, and determination of their value may involve elements of judgment.

Derivatives.  Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. These may include swap agreements, options, forwards and futures. Derivative securities are subject to market risk which could be significant for those that have a leveraging effect. Derivatives are also subject to credit risks related to the counterparty’s ability to perform and any deterioration in the counterparty’s creditworthiness could adversely affect the instrument. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Portfolio to hold a security it might otherwise sell or could force the sale of a security at inopportune times or for prices that do not reflect current market value. A risk of using derivatives is that a Portfolio’s adviser or sub-adviser might imperfectly judge the market’s direction.

During the period, Lehman Brothers Holdings, Inc. (LBHI) and certain of its affiliates sought protection under the insolvency laws of their jurisdictions of organization, including the United States, the United Kingdom and Japan. For the year ended December 31, 2008, PIMCO Core Bond had outstanding securities trades with counterparties affiliated with LBHI. As a result of these events, LBHI’s affiliates were unable to fulfill their commitments and, in certain cases, PIMCO Core Bond may have terminated its trades and related agreements with the relevant entities and, where appropriate, is in the process of initiating claims for damages. Management has determined that the financial impact to the Portfolio relating to these events is immaterial.

NOTE 13 — REORGANIZATIONS

On September 7, 2008, Global Real Estate and Pioneer Mid Cap Value, as listed below (“Acquiring Portfolios”) acquired the assets and certain liabilities of ING VP Real Estate Portfolio and ING Wells Fargo Disciplined Value Portfolio, also listed below (“Acquired Portfolios”), respectively, in a tax-free reorganization in exchange for shares of the Acquiring Portfolios, pursuant to a plan of reorganization approved by the Acquired Portfolio’s shareholders. The number and value of shares issued by the Acquiring Portfolios are presented in Note 9 — Capital Shares Transactions. Net assets and unrealized appreciation/depreciation as of the reorganization date were as follows:

					Acquired
					Portfolio
		Total net assets	Total net assets	Acquired	Unrealized
		of Acquired	of Acquiring	Capital Loss	Appreciation
		Portfolio	Portfolio	Carryforwards	(Depreciation)	Conversion
Acquiring Portfolios	Acquired Portfolios	(000’s)	(000’s)	(000’s)	(000’s)	Ratio

Global Real Estate	ING VP Real Estate Portfolio	$112,831	$495,137	$(18,628)	$527	1.24
Pioneer Mid Cap Value	ING Wells Fargo Disciplined Value Portfolio	172,068	978,325	$(48,687)	(26,068)	1.44

The net assets of Global Real Estate and Pioneer Mid Cap Value after the acquisitions were $607,967,635, and $1,150,392,889, respectively.

On April 27, 2008, Marsico Growth, Pioneer Mid Cap Value, and Van Kampen Capital Growth as listed below (“Acquiring Portfolios”), acquired the assets and certain liabilities of ING Legg Mason Partners Large Cap Growth Portfolio, ING Neuberger Berman Regency Portfolio, and ING Van Kampen Large Cap Growth Portfolio, also listed below (“Acquired Portfolios”), respectively, in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the Acquired Portfolio’s shareholders. The number and

NOTES TO FINANCIAL STATEMENTS as of December 31, 2008 (continued)

NOTE 13 — REORGANIZATIONS (continued)

value of shares issued by the Acquiring Portfolios are presented in Note 9 — Capital Shares Transactions. Net assets and unrealized appreciation/depreciation as of the reorganization date were as follows:

					Acquired
					Portfolio
		Total net assets	Total net assets	Acquired	Unrealized
		of Acquired	of Acquiring	Capital Loss	Appreciation
		Portfolio	Portfolio	Carryforwards	(Depreciation)	Conversion
Acquiring Portfolios	Acquired Portfolios	(000’s)	(000’s)	(000’s)	(000’s)	Ratio

Marsico Growth	ING Legg Mason Partners Large Cap Growth Portfolio	$29,783	$1,130,017	$—	$(1)	0.54
Pioneer Mid Cap Value	ING Neuberger Berman Regency Portfolio	27,453	968,126	(327)	1,033	0.89
Van Kampen Capital Growth	ING Van Kampen Large Cap Growth Portfolio	524,299	93,274	—	33,832	0.78

The net assets of Marsico Growth, Pioneer Mid Cap Value, and Van Kampen Capital Growth after the acquisition were $1,159,799,731, $995,579,203, and $617,573,402, respectively.

On April 28, 2007, Janus Contrarian, as listed below (“Acquiring Portfolio”), acquired the assets and certain liabilities of ING Legg Mason Partners All Cap Portfolio, also listed below (“Acquired Portfolio”), in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the Acquired Portfolio’s shareholders. The number and value of shares issued by the Acquiring Portfolio are presented in Note 9 — Capital Share Transactions. Net assets and unrealized appreciation as of the reorganization date were as follows:

					Acquired
		Total net assets	Total net assets	Acquired	Portfolio
		of Acquired	of Acquiring	Capital Loss	Unrealized
		Portfolio	Portfolio	Carryforwards	Appreciation	Conversion
Acquiring Portfolio	Acquired Portfolio	(000’s)	(000’s)	(000’s)	(000’s)	Ratio

Janus Contrarian	ING Legg Mason Partners All Cap Portfolio
Class ADV	Class ADV	$1	$1	$—	$—	0.85
Class I	Class I	1	1	—	—	0.85
Class S	Class S	377,473	270,386	—	92,207	0.86
Class S2	Class S2	26,983	10,814	—	4,050	0.86

		$404,458	$281,202	—	$96,257

The net assets of Janus Contrarian after the acquisition was $685,659,217.

On April 28, 2007, FMRsm Diversified Mid Cap, as listed below (“Acquiring Portfolio”), acquired the assets and certain liabilities of ING Capital Guardian Small/Mid Cap Portfolio, also listed below (“Acquired Portfolio”), in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the Acquired Portfolio’s shareholders. The number and value of shares issued by the Acquiring Portfolio are presented in Note 9 — Capital Share Transactions. Net assets and unrealized appreciation as of the reorganization date were as follows:

		Total Net Assets	Total Net Assets		Acquired Portfolio
Acquiring	Acquired	of Acquired	of Acquiring	Acquired Capital Loss	Unrealized	Conversion
Portfolio	Portfolio	Portfolio (000’s)	Portfolio (000’s)	Carryforward (000’s)	Appreciation (000’s)	Ratio

FMRsm Diversified Mid Cap	ING Capital Guardian Small/Mid Cap Portfolio
Class ADV	Class ADV	$1	$6,636	$—	$—	0.96
Class I	Class I	1	88,317	—	—	0.95
Class S	Class S	433,739	697,221	(131,809)	81,197	0.96
Class S2	Class S2	9,520	46,682	(2,893)	1,632	0.96

		$443,261	$838,856	$(134,702)	$82,829

The net assets of FMRsm Diversified Mid Cap after the acquisition was $1,282,118,050.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2008 (continued)

NOTE 13 — REORGANIZATIONS (continued)

On January 15, 2007, Global Resources, as listed below (“Acquiring Portfolio”), acquired the assets and certain liabilities of ING VP Natural Resources Trust, also listed below (“Acquired Portfolio”), in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the Acquired Portfolio’s shareholders. The number and value of shares issued by the Acquiring Portfolio are presented in Note 9 — Capital Share Transactions. Net assets and unrealized appreciation as of the reorganization date were as follows:

Acquired
		Total net assets	Total net assets	Acquired	Portfolio
		of Acquired	of Acquiring	Capital Loss	Unrealized
		Portfolio	Portfolio	Carryforwards	Appreciation	Conversion
Acquiring Portfolio	Acquired Portfolio	(000’s)	(000’s)	(000’s)	(000’s)	Ratio

Global Resources	ING VP Natural Resources Trust	$118,166	$561,365	$(635)	$7,919	0.99

The net assets of Global Resources after the acquisition was $679,530,248.

NOTE 14 — FEDERAL INCOME TAXES AND OTHER TAX MATTERS

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of December 31, 2008:

			Accumulated
	Paid in	Undistributed Net	Net Realized
	Capital	Investment Income	Gains / (Losses)

AllianceBernstein Mid Cap Growth	$(2,461,488)	$2,451,047	$10,441
Evergreen Health Sciences	(157,759)	156,616	1,143
FMRSM Diversified Mid Cap	(6,910,232)	1,632,008	5,278,224
Global Real Estate	(272,621)	(649,188)	921,809
Global Resources	—	(105,014)	105,014
Janus Contrarian	—	(1,435,409)	1,435,409
JPMorgan Emerging Markets Equity	—	(7,893,331)	7,893,331
Julius Baer Foreign	21,294	22,535,072	(22,556,366)
Liquid Assets	—	41	(41)
Marsico Growth	—	(1,704)	1,704
Marsico International Opportunities	—	1,532	(1,532)
MFS Total Return	—	319,158	(319,158)
MFS Utilities	—	2,803,343	(2,803,343)
Oppenheimer Main Street	—	(1,612)	1,612
PIMCO Core Bond	—	32,683,124	(32,683,124)
Pioneer Mid Cap Value	(38,010,799)	(410,192)	38,420,991
T. Rowe Price Capital Appreciation	—	(224,494)	224,494
T. Rowe Price Equity Income	—	(26,038)	26,038
Van Kampen Capital Growth	—	(88,320)	88,320
Van Kampen Global Franchise	—	11,983,157	(11,983,157)
Van Kampen Global Tactical Asset Allocation	(76,379)	(145,817)	222,196
Van Kampen Growth & Income	—	(24,750)	24,750

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2008 (continued)

NOTE 14 — FEDERAL INCOME TAXES AND OTHER TAX MATTERS (continued)

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2008		Year Ended December 31, 2007
	Ordinary	Long-Term	Ordinary	Long-Term	Return of
	Income	Capital Gains	Income	Capital Gains	Capital

AllianceBernstein Mid Cap Growth	$35,948,297	$40,419,569	$26,592,890	$13,858,944	$—
Evergreen Health Sciences	317,178	10,742,907	7,740,296	259,845	—
FMRSM Diversified Mid Cap	12,386,246	88,421,265	1,595,648	5,209,466	—
Global Real Estate	—	—	7,048,185	177,232	1,016,023
Global Resources	81,811,108	134,105,953	76,110,415	9,601,726	—
Janus Contrarian	23,901,290	108,245,291	2,468,177	10,088,413	—
JPMorgan Emerging Markets Equity	29,091,520	63,954,182	10,973,498	1,720,565	—
Julius Baer Foreign	25,409,803	182,065,540	49,643,054	87,754,584	—
Liquid Assets	48,472,350	—	60,519,045	—	—
Marsico Growth	6,304,939	—	16,867	—	—
Marsico International Opportunities	40,590,417	27,919,109	23,677,893	8,258,521	—
MFS Total Return	91,573,971	105,731,799	50,844,541	73,647,222	—
MFS Utilities	47,205,888	39,189,363	12,965,404	5,808,925	—
Oppenheimer Main Street	9,410,826	—	5,190,674	—	—
PIMCO Core Bond	107,236,850	10,187,182	53,202,615	—	—
Pioneer Mid Cap Value	30,553,741	45,183,442	41,778,578	8,345,722	—
T. Rowe Price Capital Appreciation	180,942,741	266,766,768	71,779,671	314,453,831	—
T. Rowe Price Equity Income	59,431,291	97,756,718	24,299,640	47,275,489	—
Van Kampen Capital Growth	2,486,469	11,527,926	127,742	3,391,177	—
Van Kampen Global Franchise	9,377,934	25,251,640	—	13,044,118	—
Van Kampen Growth & Income	37,232,588	56,125,275	20,557,867	61,534,671	—

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2008 were:

		Undistributed
	Undistributed	Long Term	Unrealized	Post-October	Post-October	Post-October
	Ordinary	Capital	Appreciation/	Capital Loss	Currency Loss	PFIC Loss	Capital Loss	Expiration
	Income	Gains	(Depreciation)	Deferred	Deferred	Deferred	Carryforwards	Dates

AllianceBernstein Mid Cap Growth	$—	$—	$(64,453,434)	$(127,440,897)	$—	$—	$(52,349,226)	2016
Evergreen Health Sciences	—	—	(26,971,108)	—	—	—	(17,522,786)	2016
FMRSM Diversified Mid Cap	961,456	—	(244,116,131)	(103,134,800)	—	—	(15,139,993)	2009
							(39,330,800)	2010
							(159,845,511)	2016

							$(214,316,304)*

Global Real Estate	10,248,232	—	(215,003,621)	—	—	—	(20,402,700)	2015
							(76,355,761)	2016

							$(96,758,461)*

Global Resources	2,719,888	—	(343,330,702)	(52,662,920)	(62,047)	—	(58,220,606)	2016
Janus Contrarian	4,138,453	—	(391,990,665)	(40,170,290)	(2,764,757)	—	(80,019,816)	2016
JPMorgan Emerging Markets Equity	14,091,668	—	(198,052,753)	—	—	—	(57,566,284)	2016
Julius Baer Foreign	61,410,184	—	(395,070,118)	(110,084,017)	(15,850,916)	(14,715)	(266,458,296)	2016
Liquid Assets	3,289,952	—	—	—	—	—	—	—
Marsico Growth	7,048,684	—	(78,189,514)	(39,558,591)	(490)	—	(142,479,639)	2009
							(367,059,276)	2010
							(110,597,085)	2011
							(116,725,262)	2016

							$(736,861,262)

Marsico International Opportunities	6,339,683	—	(172,253,131)	(26,335,653)	—	—	(113,337,041)	2016
MFS Total Return	2,159,418	—	(171,455,148)	(68,587,534)	—	—	(65,707,958)	2016
MFS Utilities	7,005,739	—	(166,109,005)	(22,340,873)	(2,008,830)	—	(17,441,017)	2016
Oppenheimer Main Street	262,553	—	(112,616,663)	(10,377,063)	—	—	(120,482,965)	2010
							(6,207,803)	2011
							(43,626,954)	2016

							$(170,317,722)

NOTES TO FINANCIAL STATEMENTS as of December 31, 2008 (continued)

NOTE 14 — FEDERAL INCOME TAXES AND OTHER TAX MATTERS (continued)

		Undistributed
	Undistributed	Long Term	Unrealized	Post-October	Post-October	Post-October
	Ordinary	Capital	Appreciation/	Capital Loss	Currency Loss	PFIC Loss	Capital Loss	Expiration
	Income	Gains	(Depreciation)	Deferred	Deferred	Deferred	Carryforwards	Dates

PIMCO Core Bond	216,562,922	54,914,827	(166,055,310)	—	—	—	—	—
Pioneer Mid Cap Value	948,624	—	(228,856,587)	(50,968,760)	—	—	(10,544,012)	2009
							(145,308)	2014
							(313,932)	2015
							(127,847,061)	2016

							$(138,850,313)*

T. Rowe Price Capital Appreciation	4,874,666	—	(657,447,772)	(177,639,200)	—	—	(85,471,063)	2016
T. Rowe Price Equity Income	2,122,409	—	(363,224,224)	(17,026,105)	—	—	(16,384,867)	2016
Van Kampen Capital Growth	1,599,406	—	(201,412,447)	(1,993,680)	—	—	(52,310,541)	2015
							(20,625,387)	2016

							$(72,935,928)

Van Kampen Global Franchise	20,329,118	8,839,790	(60,737,311)	—	—	—	—	—
Van Kampen Global Tactical Asset Allocation	—	—	(1,956,659)	(160,190)	—	—	(1,236,103)	2016
Van Kampen Growth & Income	970,423	—	(115,195,766)	(32,252,276)	—	—	(7,061,260)	2016

*	Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code.

The Portfolios’ major tax jurisdictions are federal, Arizona, and Massachusetts. The earliest tax year that remains subject to examination by these jurisdictions is 2004.

NOTE 15 — OTHER ACCOUNTING PRONOUNCEMENT

On March 19, 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (“SFAS No. 161”), “Disclosure about Derivative Instruments and Hedging Activities.” This new accounting statement requires enhanced disclosures about an entity’s derivative and hedging activities. Entities are required to provide enhanced disclosures about (a) how and why an entity invests in derivatives, (b) how derivatives are accounted for under SFAS No. 133, and (c) how derivatives affect an entity’s financial position, financial performance, and cash flows. SFAS No. 161 also requires enhanced disclosures regarding credit-risk-related contingent features of derivative instruments. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of December 31, 2008, management of the Portfolios is currently assessing the impact of the expanded financial statement disclosures that will result from adopting SFAS No. 161.

NOTE 16 — U.S. TREASURY TEMPORARY GUARANTEE PROGRAM

The U.S. Treasury Department has notified Liquid Assets that it has been accepted to participate in the U.S. Treasury Temporary Guarantee Program for Money Market Funds (the “Program”). The Program guarantees shareholders of Liquid Assets the lesser of: (1) the number of shares owned on September 19, 2008 multiplied by $1.00; or (2) the number of shares owned as of the time the Treasury’s obligation under the Program is triggered multiplied by $1.00. The Treasury’s obligation under the Program is triggered if Liquid Assets’ net asset value per share falls below $0.995 and certain conditions are met including the liquidation of Liquid Assets.

Coverage under the Program is limited to persons who were shareholders of Liquid Assets as of the close of business on September 19, 2008. Any increase in the number of shares held in an account after the close of business on September 19, 2008 will not be guaranteed. If the number of shares held in an account fluctuates (even if the number of shares held in an account is reduced to zero), shareholders will be covered for the lesser of the number of shares held as of the close of business on September 19, 2008 or the number of shares held at the time the Treasury’s obligation under the Program is triggered. If a shareholder closes his/her account with Liquid Assets or the broker-dealer, any future investment in Liquid Assets will not be guaranteed.

Liquid Assets paid to participate in the Program for the initial three-month period, which expired on December 18, 2008. The fee of $228,334 for the initial three-month period was 0.01% of Liquid Assets’ net asset value on September 19, 2008 (the “Program Participation Payment”). On November 24, 2008, the U.S. Treasury Department announced that it

NOTES TO FINANCIAL STATEMENTS as of December 31, 2008 (continued)

NOTE 16 — U.S. TREASURY TEMPORARY GUARANTEE PROGRAM (continued)

would extend its Program from December 19, 2008 through April 30, 2009. The Board has approved Liquid Assets’ continued participation in the Program. Liquid Assets paid to extend its participation in the Program through April 30, 2009. The fee of $342,500 to extend its participation was 0.01% of Liquid Assets’ net asset value on December 31, 2008. The Board has determined that the Program Participation Payment is an extraordinary expense that will not be subject to any expense limitation agreement currently in effect for Liquid Assets.

NOTE 17 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS

As discussed in earlier supplements that were previously filed with the SEC, DSL, and ING Investments, the advisers to the ING Funds, has reported to the Boards of Directors/Trustees (the ”Boards”) of the ING Funds that, like many U.S. financial services companies, DSL and ING Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. DSL and ING Investments have advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, DSL and ING Investments reported that management of U.S. affiliates of ING Groep N.V., including DSL and ING Investments (collectively, ”ING”), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. ING’s internal review related to mutual fund trading has been completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING’s variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Boards.

DSL and ING Investments have advised the Boards that most of the identified arrangements were initiated prior to ING’s acquisition of the businesses in question in the U.S. DSL and ING Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, DSL and ING Investments have advised the Boards that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Boards are the only instances of such trading respecting the ING Funds.

DSL and ING Investments reported to the Boards that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, DSL and ING Investments advised the Boards that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING’s acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, DSL and ING Investments reported that given ING’s refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•	ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the SEC. DSL and ING Investments reported to the Boards that the indemnification commitments made by ING Funds related to mutual fund trading have been settled and restitution amounts prepared by an independent consultant have been paid to the affected ING Funds. The net aggregate Settlement

NOTES TO FINANCIAL STATEMENTS as of December 31, 2008 (continued)

NOTE 17 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

amounts received by the Portfolios on December 17, 2008 were:

Global Resources	$146,960
JP Morgan Emerging Markets Equity	$7,746
T. Rowe Price Capital Application	$20,164
T. Rowe Price Equity Income	$848

•	ING updated its Code of Conduct for employees reinforcing its employees’ obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

Other Regulatory Matters

The New York Attorney General and other federal and state regulators are also conducting broad inquiries and investigations involving the insurance industry. These initiatives currently focus on, among other things, compensation and other sales incentives; potential conflicts of interest; potential anti- competitive activity; reinsurance; marketing practices (including suitability); specific product types (including group annuities and indexed annuities); fund selection for investment products and brokerage sales; and disclosure. It is likely that the scope of these industry investigations will further broaden before they conclude. ING has received formal and informal requests in connection with such investigations, and is cooperating fully with each request.

Other federal and state regulators could initiate similar actions in this or other areas of ING’s businesses. These regulatory initiatives may result in new legislation and regulation that could significantly affect the financial services industry, including businesses in which ING is engaged. In light of these and other developments, ING continuously reviews whether modifications to its business practices are appropriate. At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

NOTE 18 — SUBSEQUENT EVENTS

Effective May 1, 2009, the name of Julius Baer Foreign will change to “ING Artio Foreign Portfolio.”

Subsequent to December 31, 2008, the following Portfolio declared dividends from net investment income:

	Per Share Amount	Payable Date	Record Date

Liquid Assets
Class I	$0.0007	February 2, 2009	Daily
Class S	$0.0004	February 2, 2009	Daily
Class S2	$0.0003	February 2, 2009	Daily

PORTFOLIO OF INVESTMENTS
ING AllianceBernstein Mid Cap Growth Portfolio
as of December 31, 2008

Shares			Value

COMMON STOCK: 98.0%

		Aerospace/Defense: 2.1%
52,000		Goodrich Corp.	$1,925,040
39,000		L-3 Communications Holdings, Inc.	2,877,420

			4,802,460

		Airlines: 1.6%
201,875	@	Continental Airlines, Inc.	3,645,863

			3,645,863

		Apparel: 2.0%
81,700	@	Coach, Inc.	1,696,909
67,100		Polo Ralph Lauren Corp.	3,047,011

			4,743,920

		Banks: 1.0%
43,400		Northern Trust Corp.	2,262,876

			2,262,876

		Biotechnology: 5.9%
62,200	@	Alexion Pharmaceuticals, Inc.	2,251,018
587,673	@	Celera Corp.	6,540,800
1,150,450	@,@@	Compugen Ltd.	494,694
98,100	@,L	Illumina, Inc.	2,555,505
31,400	@,L	United Therapeutics Corp.	1,964,070

			13,806,087

		Commercial Services: 14.0%
65,100	@	Alliance Data Systems Corp.	3,029,103
91,100	@	Apollo Group, Inc. — Class A	6,980,082
67,000		DeVry, Inc.	3,846,470
67,300		Global Payments, Inc.	2,206,767
124,900	@,L	Iron Mountain, Inc.	3,088,777
36,100	@	ITT Educational Services, Inc.	3,428,778
132,200	@	Quanta Services, Inc.	2,617,560
137,200	@	SAIC, Inc.	2,672,656
21,000		Strayer Education, Inc.	4,502,610

			32,372,803

		Cosmetics/Personal Care: 1.8%
167,700		Alberto-Culver Co.	4,110,327

			4,110,327

		Distribution/Wholesale: 1.6%
48,400		WW Grainger, Inc.	3,815,856

			3,815,856

		Diversified Financial Services: 2.1%
19,200	L	Greenhill & Co., Inc.	1,339,584
43,000	@	IntercontinentalExchange, Inc.	3,544,920

			4,884,504

		Electrical Components & Equipment: 1.1%
82,300		Ametek, Inc.	2,486,283

			2,486,283

		Engineering & Construction: 1.4%
69,970	@	Aecom Technology Corp.	2,150,178
51,275	@	Shaw Group, Inc.	1,049,599

			3,199,777

		Environmental Control: 1.5%
65,100	@	Stericycle, Inc.	3,390,408

			3,390,408

		Hand/Machine Tools: 2.4%
179,235		Baldor Electric Co.	3,199,345
49,100		Lincoln Electric Holdings, Inc.	2,500,663

			5,700,008

		Healthcare — Products: 9.6%
1,426,650	@,L	Cerus Corp.	998,655
51,000		CR Bard, Inc.	4,297,260
53,800	@	Gen-Probe, Inc.	2,304,792
275,390	@,@@, L	Given Imaging Ltd.	2,280,229
119,400	@	Immucor, Inc.	3,173,652
117,000	@	Masimo Corp.	3,490,110
94,200	@,L	NuVasive, Inc.	3,264,030
73,900	@	Varian Medical Systems, Inc.	2,589,456

			22,398,184

		Insurance: 2.2%
39,600	@,@@	Arch Capital Group Ltd.	2,775,960
83,700	@@	Axis Capital Holdings Ltd.	2,437,344

			5,213,304

		Internet: 6.2%
102,300	@	Digital River, Inc.	2,537,040
98,100	@	McAfee, Inc.	3,391,317
2,947,352	@	Move, Inc.	4,715,763
126,100	@,L	NetFlix, Inc.	3,769,129

			14,413,249

		Machinery — Construction & Mining: 2.2%
135,700		Bucyrus International, Inc.	2,513,164
109,000		Joy Global, Inc.	2,495,010

			5,008,174

		Miscellaneous Manufacturing: 1.5%
122,800		Cooper Industries Ltd.	3,589,444

			3,589,444

		Oil & Gas: 5.1%
135,400		Cabot Oil & Gas Corp.	3,520,400
48,900		Noble Energy, Inc.	2,406,858
64,800		Penn Virginia Corp.	1,683,504
143,300	@	Southwestern Energy Co.	4,151,401

			11,762,163

		Oil & Gas Services: 3.8%
208,900	@	Cameron International Corp.	4,282,450
90,000	@	Oceaneering International, Inc.	2,622,600
118,900	@	Superior Energy Services	1,894,077

			8,799,127

		Pharmaceuticals: 3.2%
138,300	@	BioMarin Pharmaceuticals, Inc.	2,461,740
88,785	@	Express Scripts, Inc.	4,881,399

			7,343,139

		Retail: 9.1%
334,900		American Eagle Outfitters	3,134,664
123,500		Casey’s General Stores, Inc.	2,812,095
83,300	@	Dollar Tree, Inc.	3,481,940
105,300	@	Kohl’s Corp.	3,811,860
84,100	@,L	Panera Bread Co.	4,393,384
113,700		Ross Stores, Inc.	3,380,301

			21,014,244

		Semiconductors: 9.4%
182,200	@	Broadcom Corp.	3,091,934
113,278	@	Lam Research Corp.	2,410,556
72,200	@,L	Microsemi Corp.	912,608
134,400		National Semiconductor Corp.	1,353,408

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING AllianceBernstein Mid Cap Growth Portfolio
as of December 31, 2008 (continued)

Shares			Value

		Semiconductors (continued)
1,060,500	@	ON Semiconductor Corp.	$3,605,700
433,100	@	PMC — Sierra, Inc.	2,104,866
335,198	@	Silicon Laboratories, Inc.	8,306,206

			21,785,278

		Software: 2.4%
286,140	@	Activision Blizzard, Inc.	2,472,250
237,945	@	Red Hat, Inc.	3,145,633

			5,617,883

		Telecommunications: 3.8%
132,500	@	American Tower Corp.	3,884,900
276,802	@	Juniper Networks, Inc.	4,846,803

			8,731,703

		Transportation: 1.0%
123,100	@,L	Kansas City Southern	2,345,055

			2,345,055

		Total Common Stock (Cost $282,584,465)	227,242,119

SHORT-TERM INVESTMENTS: 6.1%

		Affiliated Mutual Fund: 0.6%
1,377,441		ING Institutional Prime Money Market Fund — Class I	1,377,441

		Total Mutual Fund (Cost $1,377,441)	1,377,441

Principal
Amount			Value

		Securities Lending CollateralCC: 5.5%
$13,057,158		Bank of New York Mellon Corp. Institutional Cash Reserves	$12,747,476

		Total Securities Lending Collateral (Cost $13,057,158)	12,747,476

		Total Short-Term Investments (Cost $14,434,599)	14,124,917

	Total Investments in Securities
	(Cost $297,019,064)*	104.1%	$241,367,036
	Other Assets and Liabilities - Net	(4.1)	(9,566,448)

	Net Assets	100.0%	$231,800,588

@	Non-income producing security
@@	Foreign Issuer
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2008.

*	Cost for federal income tax purposes is $305,820,470.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$5,269,795
Gross Unrealized Depreciation	(69,723,229)

Net Unrealized Depreciation	$(64,453,434)

The following table summarizes the inputs used as of December 31, 2008 in determining the Portfolio’s investments at fair value for purposes of SFAS 157:

	Investments in	Other Financial
	Securities	Instruments*

Level 1 — Quoted Prices	$228,619,560	$—
Level 2 — Other Significant Observable Inputs	12,747,476	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$241,367,036	$—

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Evergreen Health Sciences Portfolio
as of December 31, 2008

Shares			Value

COMMON STOCK: 94.7%

		Biotechnology: 24.2%
71,353	@	Alexion Pharmaceuticals, Inc.	$2,582,265
81,163	@	AMAG Pharmaceuticals, Inc.	2,909,694
77,496	@	Amgen, Inc.	4,475,394
52,255	@	Biogen Idec, Inc.	2,488,906
25,133	@	Bio-Rad Laboratories, Inc.	1,892,766
54,660	@	Celgene Corp.	3,021,605
219,967	@	Enzo Biochem, Inc.	1,075,639
44,219	@	Genentech, Inc.	3,666,197
53,362	@	Genzyme Corp.	3,541,636
78,680	@	Gilead Sciences, Inc.	4,023,695
201,448	@	Incyte Corp.	763,488
140,506	@	Life Technologies Corp.	3,275,195
312,331	@,I	Novavax, Inc.	590,306
47,242	@	OSI Pharmaceuticals, Inc.	1,844,800
180,869	@,I	Sequenom, Inc.	3,588,441
29,021	@	United Therapeutics Corp.	1,815,264
122,849	@	Vertex Pharmaceuticals, Inc.	3,732,153

			45,287,444

		Chemicals: 5.3%
133,277	@@	Bayer AG	7,735,935
31,148		Monsanto Co.	2,191,262

			9,927,197

		Commercial Services: 2.6%
60,240		McKesson Corp.	2,333,095
88,753		Pharmaceutical Product Development, Inc.	2,574,725

			4,907,820

		Electronics: 1.7%
92,223	@	Thermo Electron Corp.	3,142,038

			3,142,038

		Healthcare — Products: 22.1%
107,022	@	Abiomed, Inc.	1,757,301
50,368		Baxter International, Inc.	2,699,221
26,536		Becton Dickinson & Co.	1,814,797
98,939	@	Cepheid, Inc.	1,026,987
88,995	@@	Covidien Ltd.	3,225,179
40,089	@@	Fresenius AG	2,006,982
58,582	@	Gen-Probe, Inc.	2,509,653
146,954	@	Hologic, Inc.	1,920,689
95,465	@	Hospira, Inc.	2,560,371
37,532		Johnson & Johnson	2,245,540
71,541		Medtronic, Inc.	2,247,818
131,899	@	NMT Medical, Inc.	125,304
56,718	@	NuVasive, Inc.	1,965,279
116,450	@,@@	Qiagen NV	2,044,862
97,338	@	Resmed, Inc.	3,648,228
49,689	@	St. Jude Medical, Inc.	1,637,749
79,811	@	Thoratec Corp.	2,593,059
46,610	@	Varian Medical Systems, Inc.	1,633,214
51,367	@	Zimmer Holdings, Inc.	2,076,254
80,847	@	Zoll Medical Corp.	1,527,200

			41,265,687

		Healthcare — Services: 4.3%
41,793	@	Covance, Inc.	1,923,732
117,719	@	Emeritus Corp.	1,180,722
60,291	@@	Fresenius Medical Care AG & Co. KGaA	2,797,475
251,273	@	Orchid Cellmark, Inc.	165,840
70,923	@	Psychiatric Solutions, Inc.	1,975,206

			8,042,975

		Pharmaceuticals: 30.9%
76,458		Abbott Laboratories	4,080,563
64,109		Allergan, Inc.	2,584,875
1,043,646	@,@@	Antisoma PLC	356,599
142,264	@	Auxilium Pharmaceuticals, Inc.	4,045,988
63,396	@	Biodel, Inc.	305,569
137,759	@	BioMarin Pharmaceuticals, Inc.	2,452,110
129,943		Bristol-Myers Squibb Co.	3,021,175
44,591		Cardinal Health, Inc.	1,537,052
44,055	@	Cephalon, Inc.	3,393,997
128,900	@@	Chugai Pharmaceutical Co., Ltd.	2,505,658
160,338	@,@@	Eurand NV	1,380,510
97,976	@	Forest Laboratories, Inc.	2,495,449
16,800	@	Indevus Pharmaceuticals, Inc.	52,752
47,976	@@	Ipsen	1,875,221
69,027	@	Medco Health Solutions, Inc.	2,892,922
134,313		Merck & Co., Inc.	4,083,116
45,975	@@	Novartis AG ADR	2,287,716
102,915	@	Onyx Pharmaceuticals, Inc.	3,515,576
162,179		Pfizer, Inc.	2,872,190
17,201	@@	Roche Holding AG	2,663,009
149,814		Schering-Plough Corp.	2,551,332
64,928	@@	Shire PLC ADR	2,907,476
163,415	@	Spectrum Pharmaceuticals, Inc.	238,586
56,313	@@	Teva Pharmaceutical Industries Ltd. ADR	2,397,244
721,197	@,@@	Theratechnologies, Inc.	1,168,403

			57,665,088

		Retail: 2.1%
138,208		CVS Caremark Corp.	3,972,098

			3,972,098

		Software: 1.5%
68,961	@	Cerner Corp.	2,651,550
373,990	@,@@	Medipattern Corp.	133,297

			2,784,847

		Total Common Stock (Cost $203,061,491)	176,995,194

EXCHANGE-TRADED FUNDS: 0.3%

		Exchange-Traded Funds: 0.3%
20,791		Health Care Select Sector SPDR Fund	552,001
89		Pharmaceutical HOLDRs Trust	5,458

		Total Exchange-Traded Funds (Cost $698,033)	557,459

WARRANTS: 0.0%

		Biotechnology: 0.0%
133,228		Novavax, Inc.	—

		Total Warrants (Cost $—)	—

		Total Long-Term Investments (Cost $203,759,524)	177,552,653

SHORT-TERM INVESTMENTS: 6.0%

		Affiliated Mutual Fund: 6.0%
11,250,352		ING Institutional Prime Money Market Fund — Class I	11,250,352

		Total Short-Term Investments (Cost $11,250,352)	11,250,352

	Total Investments in Securities
	(Cost $215,009,876)*	101.0%	$188,803,005
	Other Assets and Liabilities - Net	(1.0)	(1,941,121)

	Net Assets	100.0%	$186,861,884

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Evergreen Health Sciences Portfolio
as of December 31, 2008 (continued)

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
I	Illiquid security

*	Cost for federal income tax purposes is $215,775,371.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$9,021,472
Gross Unrealized Depreciation	(35,993,838)

Net Unrealized Depreciation	$(26,972,366)

The following table summarizes the inputs used as of December 31, 2008 in determining the Portfolio’s investments at fair value for purposes of SFAS 157:

	Investments in	Other Financial
	Securities	Instruments*

Level 1 — Quoted Prices	$168,862,126	$—
Level 2 — Other Significant Observable Inputs	19,940,879	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$188,803,005	$—

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING FMRsm Diversified Mid Cap Portfolio
as of December 31, 2008

Shares			Value

COMMON STOCK: 96.0%

		Advertising: 0.3%
14,000	@,@@	Clear Media Ltd.	$1,810
96,750	@@	Moshi Moshi Hotline, Inc.	2,604,786
817,000	@,@@	Sinomedia Holding, Ltd.	85,702

			2,692,298

		Aerospace/Defense: 0.6%
104,066		Raytheon Co.	5,311,529

			5,311,529

		Apparel: 0.6%
59,800	@,L	American Apparel, Inc.	119,002
29,480	L	Columbia Sportswear Co.	1,042,708
1,380,000	@@	Prime Success International Group	225,740
28,000	@@	Shenzhou International Group Holdings Ltd.	5,086
21,266	@,L	True Religion Apparel, Inc.	264,549
57,112		VF Corp.	3,128,024
102,200	@@	Yue Yuen Industrial Holdings	202,912

			4,988,021

		Auto Parts & Equipment: 1.1%
34,840	@,L	Amerigon, Inc.	113,578
211,853	@,L	Fuel Systems Solutions, Inc.	6,940,304
7,260,000	@@,L	Geely Automobile Holdings Ltd.	592,945
1,042,112	@,@@	New Focus Auto Tech Holdings Ltd.	121,359
435,200	@@,L	Weichai Power Co., Ltd.	827,388
3,058,000	@@,L	Xinyi Glass Holding Co., Ltd.	827,728

			9,423,302

		Banks: 0.5%
72,390	@@,L	Banco Latinoamericano de Exportaciones SA	1,039,520
109,292	@@	Bank of Baroda	630,987
17,641	@@	Bank of India	104,546
44	@@	Jammu & Kashmir Bank Ltd.	322
72,100	@@,L	Mitsubishi UFJ Financial Group, Inc. ADR	447,741
114,000	@@	Sumitomo Trust & Banking Co., Ltd.	673,882
359,680	@@	Union Bank of India	1,208,206

			4,105,204

		Beverages: 2.4%
137,870		Coca-Cola Co.	6,241,375
42,800	@@	Heineken NV	1,310,394
288,523		Molson Coors Brewing Co.	14,114,545

			21,666,314

		Biotechnology: 1.0%
70,900	@@	Abcam PLC	512,332
5,800	@,@@,L	American Oriental Bioengineering, Inc.	39,382
5,550	@,@@	Basilea Pharmaceutica — Reg	787,770
4,573	@	Bio-Rad Laboratories, Inc.	344,393
100	@	Celera Corp.	1,113
205,358	@	Charles River Laboratories International, Inc.	5,380,380
317,771	@	Harvard Bioscience, Inc.	842,093
13,860,000	@@,L	Mingyuan Medicare Development Co., Ltd.	820,035
34,261	@,L	Sangamo Biosciences, Inc.	119,228

			8,846,726

		Building Materials: 0.1%
77,000	@@	Asahi Glass Co., Ltd.	438,924
169,154	@@	Blue Star Ltd.	532,564
22,510	@@	Lloyd Electric & Engineering	11,985

			983,473

		Chemicals: 1.1%
29,174	@@	Asian Paints Ltd.	537,889
4,686	@@	Bayer CropScience Ltd.	21,931
65,044		FMC Corp.	2,909,417
247,022		Sensient Technologies Corp.	5,898,885

			9,368,122

		Coal: 0.2%
694,824	@,L	International Coal Group, Inc.	1,598,095

			1,598,095

		Commercial Services: 1.4%
150		Administaff, Inc.	3,252
21,900	@@	Benesse Corp.	958,369
24,900	@	Brink’s Home Security Holdings, Inc.	545,808
120,912		Hillenbrand, Inc.	2,016,812
269,000	@@	JobStreet Corp. Bhd	99,790
80,765		Manpower, Inc.	2,745,202
14,900	@,@@	New Oriental Education & Technology Group ADR	818,159
23,600		Paychex, Inc.	620,208
7,967	@@	R Stahl AG	212,534
4,447,000	@@	Raffles Education Corp., Ltd.	1,761,321
100,882	@@	Randstad Holdings NV	2,058,779
34,300		RR Donnelley & Sons Co.	465,794

			12,306,028

		Computers: 4.4%
341,471	@@	Accenture Ltd.	11,196,834
225,605	@	Affiliated Computer Services, Inc.	10,366,550
368,518	@@	Asustek Computer, Inc.	415,870
38,800	@@	Capgemini SA	1,500,276
192,478	@	Ciber, Inc.	925,819
12,062	@,L	DST Systems, Inc.	458,115
67,100	@,@@	Gemalto NV	1,688,109
117,700	@@,L	Ingenico	1,829,292
1,700	@@	Lenovo Group Ltd. ADR	9,350
66,735	@	Manhattan Associates, Inc.	1,055,080
44,906		MTS Systems Corp.	1,196,296
10,900	@,@@	NDS Group PLC ADR	625,006
569,579	@	Perot Systems Corp.	7,786,145

			39,052,742

		Cosmetics/Personal Care: 0.3%
290,284	@@	Dabur India Ltd.	503,437
19,400	@@	Kalina ADR	107,670
111	@@	Kose Corp.	2,790
57,800	@@	Pigeon Corp.	1,727,628

			2,341,525

		Distribution/Wholesale: 0.0%
1,000	@@	Digital China Holdings Ltd.	290

			290

		Diversified Financial Services: 0.8%
23,360	@@	Housing Development Finance Corp.	714,860
460,268		Janus Capital Group, Inc.	3,695,952
458,000	@@,L	Marusan Securities Co., Ltd.	2,330,002

			6,740,814

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING FMRsm Diversified Mid Cap Portfolio
as of December 31, 2008 (continued)

Shares			Value

		Electric: 0.4%
442,455	@	Calpine Corp.	$3,221,072

			3,221,072

		Electrical Components & Equipment: 0.2%
28,000		Emerson Electric Co.	1,025,080
319,200	@@	Fortune Electric Co., Ltd.	289,793

4,046,000	@@	Neo-Neon Holdings Ltd.	794,414

			2,109,287

		Electronics: 2.6%
17,500	@	Arrow Electronics, Inc.	329,700
13,124		Gentex Corp.	115,885
68,600	@@	Ingenico	1,066,180
330,962	@@	MIC Electronics Ltd.	281,115
3,315		National Instruments Corp.	80,753
212,000	@@	NGK Insulators Ltd.	2,402,326
42,936	@@	Seoul Semiconductor Co. Ltd.	311,932
435,160	@	Thermo Electron Corp.	14,825,901
38,000	@	Thomas & Betts Corp.	912,760
100	@	Trimble Navigation Ltd.	2,161
701,358	@	Vishay Intertechnology, Inc.	2,398,644

			22,727,357

		Engineering & Construction: 0.1%
26,863	@,L	Insituform Technologies, Inc.	528,932

			528,932

		Entertainment: 0.1%
5,800	@	Ascent Media Corp.	126,672
42,951	@@	Cinemax India Ltd.	37,270
174,600	@,@@	Eros International PLC	282,411
778,000	@,@@,X	Global Digital Creations Holdings Ltd.	9,938
44,253	@@	Inox Leisure Ltd.	29,162

			485,453

		Environmental Control: 0.8%
103,218	@,L	Fuel Tech, Inc.	1,093,079
27,600		Republic Services, Inc.	684,204
149,618		Waste Management, Inc.	4,958,341
28,430	@@	Woongjin Coway Co., Ltd.	609,678

			7,345,302

		Food: 5.2%
36,000	@@	Ajinomoto Co., Inc.	392,908
6,431	@@	Britannia Industries Ltd.	174,895
85,846	@,L	Chiquita Brands International, Inc.	1,268,804
173,863		ConAgra Foods, Inc.	2,868,740
373,358		Corn Products International, Inc.	10,771,378
8,600	@@	Daikokutenbussan Co., Ltd.	161,256
153,100		Del Monte Foods Co.	1,093,134
4,332,400	@,@@	Heng Tai Consumables Group Ltd.	337,318
298,543		Hormel Foods Corp.	9,278,716
46,400		JM Smucker Co.	2,011,904
77,936		Kellogg Co.	3,417,494
82,300		Kroger Co.	2,173,543
56	@,@@	REI Six Ten Retail, Ltd.	1,308
270,900		Sara Lee Corp.	2,652,111
328,000	@@	Toyo Suisan Kaisha Ltd.	9,451,778

			46,055,287

		Gas: 0.1%
22,100		Sempra Energy	942,123

			942,123

		Hand/Machine Tools: 0.1%
26,000	@@,L	Disco Corp.	540,163
7,800	@	K-Tron International, Inc.	623,220

			1,163,383

		Healthcare — Products: 9.7%
100	@	Angiodynamics, Inc.	1,369
57,700		Baxter International, Inc.	3,092,143
161,310		Becton Dickinson & Co.	11,031,991
897,388	@	Boston Scientific Corp.	6,945,783
259,386		Covidien Ltd.	9,400,149
40,400		Densply International, Inc.	1,140,896
225,301	@	Edwards Lifesciences Corp.	12,380,290
6,700	@	Gen-Probe, Inc.	287,028
277,044	@@,L	Hengan International Group Co., Ltd.	893,978
28,200	@	Henry Schein, Inc.	1,034,658
459,720	@,L	Kinetic Concepts, Inc.	8,817,430
418,489		Medtronic, Inc.	13,148,924
74,094	@	Quidel Corp.	968,409
1,160,000	@@	Shandong Weigao Group Medical Polymer Co., Ltd.	1,760,161
34,867	@	Somanetics Corp.	575,654
190,750		Steris Corp.	4,557,018
119,679	@,L	ThermoGenesis Corp.	51,462
206,549	@	Varian Medical Systems, Inc.	7,237,477
41,709	@	Vascular Solutions, Inc.	376,215
54,500	@	Zimmer Holdings, Inc.	2,202,890

			85,903,925

		Healthcare — Services: 3.7%
370,265	@	Centene Corp.	7,297,923
214,354	@	Community Health Systems, Inc.	3,125,281
185,183	@	Laboratory Corp. of America Holdings	11,927,637
23,294	@	Lincare Holdings, Inc.	627,307
126,000	@@	Medial Saude SA	405,232
269	@@	Message Co. Ltd.	309,681
67,251	@,L	Molina Healthcare, Inc.	1,184,290
102,100		Quest Diagnostics	5,300,011
123,962	@	Res-Care, Inc.	1,861,909
48,679	@	US Physical Therapy, Inc.	648,891

			32,688,162

		Holding Companies — Diversified: 0.1%
417,326	@,@@	MAX India Ltd.	999,593
75	@@	REI Agro Ltd.	1,066

			1,000,659

		Home Furnishings: 0.1%
30,900		Whirlpool Corp.	1,277,715

			1,277,715

		Household Products/Wares: 1.1%
29,107	@@	Godrej Consumer Products Ltd.	83,050
437,271		Tupperware Corp.	9,926,052

			10,009,102

		Insurance: 4.7%
37,121	@@	Admiral Group PLC	489,995
200	@@	Axis Capital Holdings Ltd.	5,824
157,931		Chubb Corp.	8,054,481
225,942		Metlife, Inc.	7,876,338
156,838		Old Republic International Corp.	1,869,509
100		Presidential Life Corp.	989
186,200		Protective Life Corp.	2,671,970
477,457		Reinsurance Group of America, Inc.	20,444,709

			41,413,815

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING FMRsm Diversified Mid Cap Portfolio
as of December 31, 2008 (continued)

Shares			Value

		Internet: 6.2%
126,879	@	eBay, Inc.	$1,771,231
140,587	@,L	Emdeon Corp.	1,470,540
35	@@	F@N Communications, Inc.	24,437
237,400	@	GigaMedia Ltd.	1,336,562
8,800	@,@@	LBI International AB	13,777
19,160	@@,L	LG Dacom Corp.	307,461
92,400	@,L	LoopNet, Inc.	630,168
836,393	@,L	NetFlix, Inc.	24,999,787
183,162	@	Online Resources Corp.	868,188
206	@,@@	Rediff.Com India Ltd. ADR	414
482,104	@,@@, L	Shanda Interactive Entertainment Ltd. ADR	15,600,885
289,728	@	Symantec Corp.	3,917,123
250,200	@@,L	Tencent Holdings Ltd.	1,625,732
184,646	@	Valueclick, Inc.	1,262,979
89	@,@@	ValueCommerce Co. Ltd.	12,453
44,803	@,L	WebMD Health Corp.	1,056,903
33,910	@,@@	YedangOnline Corp.	169,158
145,378	@,L	Zix Corp.	173,000

			55,240,798

		Leisure Time: 0.3%
713,600	@@	Giant Manufacturing Co., Ltd.	1,593,586
489,000	@@	Merida Industry Co., Ltd.	611,026
1,300	@@	Shimano, Inc.	51,177

			2,255,789

		Lodging: 0.1%
322,300	@@	Minor International PCL	74,200
160,000	@@	Shangri-La Asia Ltd.	185,070
50,531		Starwood Hotels & Resorts Worldwide, Inc.	904,505
49,544	@@	TAJ GVK Hotels & Resorts Ltd.	47,421

			1,211,196

		Machinery — Construction & Mining: 0.0%
10,586		Joy Global, Inc.	242,314

			242,314

		Machinery — Diversified: 4.2%
614,018	@	AGCO Corp.	14,484,685
2,148	@@	Bell Equipment Ltd.	3,366
146,300		Cummins, Inc.	3,910,599
26,200	@@	Miura Co., Ltd.	650,358
168,000	@@	Nippon Thompson Co., Ltd.	704,804
316,879		Roper Industries, Inc.	13,755,717
46,000	@,@@, X	Uzel Makina Sanayii AS	11,623
4,600	@,@@, X	Uzel Makina Sanayii AS	119
54,074		Wabtec Corp.	2,149,442
81,874	@	Zebra Technologies Corp.	1,658,767

			37,329,480

		Media: 1.1%
23,500	@	Discovery Communications, Inc. — Class A	332,760
15,071	@,@@	Entertainment Network India Ltd.	47,878
4,300	@	Voyager Learning Co.	6,364
429,540		Walt Disney Co.	9,746,263

			10,133,265

		Metal Fabricate/Hardware: 0.0%
1,476,000	@@	EVA Precision Industrial Holdings Ltd.	116,647
7,394	@@	Maharashtra Seamless Ltd.	22,759

			139,406

		Mining: 2.1%
36,800	@@,L	Agnico-Eagle Mines Ltd.	1,888,944
80,700	@,@@, L	Centerra Gold, Inc.	290,245
43,700	@,@@	Eldorado Gold Corp.	347,415
1,112,700	@,@@	Eldorado Gold Corp. (Canadian Denominated Security)	8,697,898
6,700	@@	Franco-Nevada Corp.	115,493
533,600	@,@@, L	Great Basin Gold Ltd.	678,616
527,200	@@	Iamgold Corp.	3,245,622
585,924	@,@@	Lihir Gold Ltd.	1,263,101
291,000	@@,L	Midas Holdings Ltd.	98,741
148,300	@,@@, L	Minefinders Corp.	736,394
2,200	@,@@	Northgate Minerals Corp.	1,826
130,000	@,@@	Shore Gold, Inc.	47,388
13,634	@@	Yamana Gold, Inc.	105,254
187,300	@@	Yamana Gold, Inc. (Canadian Denominated Security)	1,433,767

			18,950,704

		Miscellaneous Manufacturing: 1.4%
24,900		Brink’s Co.	669,312
225,088		Cooper Industries Ltd.	6,579,322
135,759		SPX Corp.	5,505,027

			12,753,661

		Oil & Gas: 2.9%
123,900	@@	Energy XXI Bermuda Ltd.	97,881
181,437		ENSCO International, Inc.	5,150,996
82,900	@	Forest Oil Corp.	1,367,021
41,800		Helmerich & Payne, Inc.	950,950
677,860	@,@@	Nabors Industries Ltd.	8,113,984
24,000		Noble Corp.	530,160
172,674	@@	Oil Search Ltd.	565,423
722,732	@	Parker Drilling Co.	2,095,923
176,533		Patterson-UTI Energy, Inc.	2,031,895
22,800	@	PetroHawk Energy Corp.	356,364
52,017	@	Pioneer Drilling Co.	289,735
219,029	@	Pride International, Inc.	3,500,083
85,455	@	Rosetta Resources, Inc.	605,021
26,235	@	Swift Energy Co.	441,010

			26,096,446

		Oil & Gas Services: 3.1%
198,500		BJ Services Co.	2,316,495
190,000	@	Cameron International Corp.	3,895,000
31,600		CARBO Ceramics, Inc.	1,122,748
392,551	@	Dresser-Rand Group, Inc.	6,771,505
181,170	@	Helix Energy Solutions Group, Inc.	1,311,671
223,527	@,L	ION Geophysical Corp.	766,698
105,400	@@	Maire Tecnimont S.p.A.	218,160
929,316	@	Newpark Resources	3,438,469
76,446	@	Oceaneering International, Inc.	2,227,636
76,200		Smith International, Inc.	1,744,218
344,786	@	Weatherford International Ltd.	3,730,585

			27,543,185

		Packaging & Containers: 0.7%
138,968		Ball Corp.	5,779,679
1,260		Greif, Inc. — Class A	42,122

			5,821,801

		Pharmaceuticals: 3.4%
11,646	@@	Divi’s Laboratories Ltd.	322,916
658,049	@	Endo Pharmaceuticals Holdings, Inc.	17,030,308

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING FMRsm Diversified Mid Cap Portfolio
as of December 31, 2008 (continued)

Shares			Value

		Pharmaceuticals (continued)
64,513	@@	Grifols SA	$1,130,373
32,600		Omnicare, Inc.	904,976
313,000		Perrigo Co.	10,113,030
59,216	@@	Piramal Healthcare Ltd.	291,115

			29,792,718

		Real Estate: 0.5%
2,433,480	@@	Ayala Land, Inc.	338,515
100	@@	Cyrela Commercial Properties SA Empreendimentos e Participacoes	258
61,970	@@	Goldcrest Co., Ltd.	1,552,076
265,294	@@	Housing Development & Infrastructure	718,503
192,200	@@	Iguatemi Empresa de Shopping Centers SA	1,071,441
1,285,000	@@	Megaworld Corp.	18,782
1,724,400	@@	New World China Land Ltd.	528,833
98,400	@,@@	Songbird Estates PLC	51,598
198,000	@@	SPG Land Holdings Ltd.	25,449
14,478	L	WP Carey & Co., LLC	339,220

			4,644,675

		Retail: 11.9%
412,700	@@	ABC-Mart, Inc.	15,091,675
69,700		Advance Auto Parts, Inc.	2,345,405
599,800	@	Aeropostale, Inc.	9,656,780
341,000	@@	Ajisen China Holdings Ltd.	159,621
342,313	@	BJ’s Wholesale Club, Inc.	11,727,643
2,576,000	@@	China Dongxiang Group Co.	629,456
42,500	@	Citi Trends, Inc.	625,600
166,259	@	HOT Topic, Inc.	1,541,221
100	@@,L	Inditex SA	4,453
100	@@	Jollibee Foods Corp.	89
2,926	@,@@	Koutons Retail India Ltd.	30,826
37,100		McDonald’s Corp.	2,307,249
200	@@	Nafco Co., Ltd.	2,488
62,200	@@	Nitori Co., Ltd.	4,840,461
4,600	@@	Otsuka Kagu Ltd.	30,019
15,263	@	Papa John’s International, Inc.	281,297
33,051	@,L	PF Chang’s China Bistro, Inc.	692,088
3,300	@@	Plant Co., Ltd.	9,112
16,405	@,@@	Pou Sheng International Holdings Ltd.	1,767
1,690,500	@@	Ramayana Lestari Sentosa Tbk PT	77,546
650,018		Ross Stores, Inc.	19,325,035
985,759	@,L	Sally Beauty Holdings, Inc.	5,608,969
3,121	@	Sonic Corp.	37,983
60,800	@@,L	St. Marc Holdings Co., Ltd.	1,830,994
418,219		TJX Cos., Inc.	8,602,765
42,500	@@	Tsuruha Holdings, Inc.	1,647,755
330,504		Wal-Mart Stores, Inc.	18,528,054

			105,636,351

		Semiconductors: 1.7%
100	@@	Aixtron AG	685
82,390		Altera Corp.	1,376,737
4,088	@	Cree, Inc.	64,877
618,175	@@	Epistar Corp.	561,760
1,732,720	@@	Formosa Epitaxy, Inc.	625,927
147,100		Intel Corp.	2,156,486
1,485	@	International Rectifier Corp.	20,048
320,999		Intersil Corp.	2,949,981
125,000	@@	Kontron AG	1,276,181
926,289	@@	Opto Technology Corp.	314,347
737,749	@	PMC — Sierra, Inc.	3,585,460
210,585	@@	Richtek Technology Corp.	845,876
187,000	@@	Siliconware Precision Industries Co. ADR	834,020
126,884	@	Veeco Instruments, Inc.	804,445

			15,416,830

		Software: 2.4%
40,591	@	Adobe Systems, Inc.	864,182
159,002	@,L	Allscripts Healthcare Solutions, Inc.	1,577,300
66,265	@	Aspen Technology, Inc.	491,686
17,745	@,L	Athenahealth, Inc.	667,567
313,200	@,@@	Autonomy Corp. PLC	4,358,224
155,616	@,L	Cerner Corp.	5,983,435
30,500	@@	Datacash Group PLC	100,458
6,508	@	DemandTec, Inc.	52,520
85,525	@,L	Epicor Software Corp.	410,520
2,736,000	@@	Kingdee International Software Group Co., Ltd.	284,688
219,700	@,@@, L	Longtop Financial Technologies Ltd. ADR	3,321,864
58	@	Omnicell, Inc.	708
6,198		Quality Systems, Inc.	270,357
39,122	@	Solera Holdings, Inc.	942,840
24,500	@,L	Sybase, Inc.	606,865
79,206	@	Tyler Technologies, Inc.	948,888

			20,882,102

		Telecommunications: 5.5%
103,387		Adtran, Inc.	1,538,399
500	@,@@	Africa Cellular Towers Ltd.	45
100	@,@@	Alvarion Ltd.	363
322,126	@,L	Comtech Telecommunications	14,759,813
607,264	@	Juniper Networks, Inc.	10,633,193
332,688	@	Polycom, Inc.	4,494,615
522,255		Verizon Communications, Inc.	17,704,445
31,400	@@	ZTE Corp.	82,955

			49,213,828

		Textiles: 0.5%
184,370		Cintas Corp.	4,282,915

			4,282,915

		Toys/Games/Hobbies: 3.6%
976,239		Hasbro, Inc.	28,476,888
100,170	@	Leapfrog Enterprises, Inc.	350,595
100,142	@	Marvel Entertainment, Inc.	3,079,367

			31,906,850

		Transportation: 0.6%
171,800		CSX Corp.	5,578,346
24,598	@@	Transport Corp. of India Ltd.	20,462

			5,598,808

		Venture Capital: 0.0%
17,600	@@,L	Jafco Co., Ltd.	449,788

			449,788

		Total Common Stock (Cost $1,068,703,273)	851,838,967

REAL ESTATE INVESTMENT TRUSTS: 0.7%

		Diversified: 0.1%
1	@@	British Land Co. PLC	8
19,100	L	Digital Realty Trust, Inc.	627,435

			627,443

		Office Property: 0.3%
184,872	L	Franklin Street Properties Corp.	2,726,862

			2,726,862

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING FMRsm Diversified Mid Cap Portfolio
as of December 31, 2008 (continued)

Shares			Value

		Shopping Centers: 0.3%
2,101,000	@,@@,	CapitaMall Trust	$2,337,969
	L

			2,337,969

		Total Real Estate Investment Trusts (Cost $4,492,584)	5,692,274

Principal
Amount			Value

CORPORATE BONDS/NOTES: 0.5%

		Healthcare — Services: 0.0%
$340,000	C	Sun Healthcare Group, Inc., 9.125%, due 04/15/15	$299,200

			299,200

		Oil & Gas: 0.1%
1,375,000	#,C, I	Southwestern Energy Co., 7.500%, due 02/01/18	1,210,000

			1,210,000

		Packaging & Containers: 0.4%
1,180,000	C	Crown Americas, LLC and Crown Americas Capital Corp., 7.750%, due 11/15/15	1,180,000
1,877,000	C	Owens Brockway Glass Container, Inc., 8.250%, due 05/15/13	1,858,230

			3,038,230

		Retail: 0.0%
120,000	C	GSC Holdings Corp., 8.000%, due 10/01/12	112,200

			112,200

		Total Corporate Bonds/Notes (Cost $4,436,981)	4,659,630

		Total Long-Term Investments (Cost $1,077,632,838)	862,190,871

Shares			Value

SHORT-TERM INVESTMENTS: 10.6%

		Affiliated Mutual Fund: 1.4%
12,711,801		ING Institutional Prime Money Market Fund — Class I	$12,711,801

		Total Mutual Fund (Cost $12,711,801)	12,711,801

Principal
Amount			Value

		Securities Lending CollateralCC: 9.2%
$81,592,685		Bank of New York Mellon Corp. Institutional Cash Reserves	$81,242,925

		Total Securities Lending Collateral (Cost $81,592,685)	81,242,925

		Total Short-Term Investments (Cost $94,304,486)	93,954,726

	Total Investments in Securities
	(Cost $1,171,937,324)*	107.8%	$956,145,597
	Other Assets and Liabilities - Net	(7.8)	(69,112,459)

	Net Assets	100.0%	$887,033,138

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
C	Bond may be called prior to maturity date.
cc	Securities purchased with cash collateral for securities loaned.
I	Illiquid security
L	Loaned security, a portion or all of the security is on loan at December 31, 2008.
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.

*	Cost for federal income tax purposes is $1,200,221,533.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$29,499,552
Gross Unrealized Depreciation	(273,575,488)

Net Unrealized Depreciation	$(244,075,936)

The following table summarizes the inputs used as of December 31, 2008 in determining the Portfolio’s investments at fair value for purposes of SFAS 157:

	Investments in	Other Financial
	Securities	Instruments*

Level 1 — Quoted Prices	$772,748,994	$—
Level 2 — Other Significant Observable Inputs	183,375,042	—
Level 3 — Significant Unobservable Inputs	21,561	—

Total	$956,145,597	$—

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING FMRsm Diversified Mid Cap Portfolio
as of December 31, 2008 (continued)

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended December 31, 2008, was as follows:

	Investments in	Other Financial
	Securities	Instruments*

Beginning Balance at 12/31/07	$—	$—
Net Purchases/(Sales)	—	—
Accrued Discounts/(Premiums)	—	—
Total Realized Gain/(Loss)	—	—
Total Unrealized Appreciation/ (Depreciation)	—	—
Net Transfers In/(Out) of Level 3	21,561	—

Ending Balance at 12/31/08	$21,561	$—

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

For the year ended December 31, 2008, total change in unrealized gain (loss) on Level 3 securities included in the change in net assets was $(222,843). Total unrealized gain (loss) for all securities (including Level 1 and Level 2) can be found on the accompanying Statement of Operations.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Global Real Estate Portfolio
as of December 31, 2008

Shares			Value

COMMON STOCK: 28.7%

		Holding Companies — Diversified: 0.7%
1,011,275	@@	Wharf Holdings Ltd.	$2,799,369

			2,799,369

		Real Estate: 27.8%
76,200	@@	Aeon Mall Co., Ltd.	1,473,072
212,700	@,@@	BR Malls Participacoes SA	830,004
82,150	@@	Brookfield Properties Co.	635,020
2,228,600	@@	CapitaLand Ltd.	4,862,651
188,300	@@	Castellum AB	1,488,812
1,633,200	@@	Cheung Kong Holdings Ltd.	15,580,125
138,652	@@	Citycon OYJ	330,370
87,100	@@	Daito Trust Construction Co., Ltd.	4,572,260
92,644	@@	Deutsche Euroshop AG	3,240,990
880,200	@@	Hang Lung Group Ltd.	2,688,877
1,949,000	@@	Hang Lung Properties Ltd.	4,279,162
609,000	@@	Henderson Land Development Co., Ltd.	2,277,766
747,500	@@	Hongkong Land Holdings Ltd.	1,864,308
300,464	@@	Hufvudstaden AB	2,153,554
698,400	@@	Hysan Development Co., Ltd.	1,135,555
498,790	@@	Kerry Properties Ltd.	1,341,798
1,372,200	@@	Mitsubishi Estate Co., Ltd.	22,667,216
970,200	@@	Mitsui Fudosan Co., Ltd.	16,175,405
907	@@	NTT Urban Development Corp.	982,254
81,750	@,@@	PSP Swiss Property AG	4,076,947
2,273,600	@@	Sino Land Co.	2,380,997
491,800	@@	Sumitomo Realty & Development Co., Ltd.	7,392,808
1,633,000	@@	Sun Hung Kai Properties Ltd.	13,740,945

			116,170,896

		Storage/Warehousing: 0.2%
1,252,700	@@,I	Safestore Holdings Ltd.	978,670

			978,670

		Total Common Stock (Cost $167,588,952)	119,948,935

REAL ESTATE INVESTMENT TRUSTS: 66.8%

		Apartments: 6.7%
71,930		AvalonBay Communities, Inc.	4,357,519
107,300		BRE Properties, Inc.	3,002,254
322,900		Equity Residential	9,628,878
45,780		Essex Property Trust, Inc.	3,513,615
77,200		Home Properties, Inc.	3,134,320
153	@@	Nippon Accommodations Fund, Inc.	654,463
275,700		UDR, Inc.	3,801,903

			28,092,952

		Diversified: 19.8%
1,655,700	@,@@	Ascendas Real Estate Investment Trust	1,592,837
426,400	@@	British Land Co. PLC	3,416,428
88,600	@@	Canadian Real Estate Investment Trust	1,619,848
137,680	@@	Corio NV	6,339,967
73,500	@@	Derwent Valley Holdings PLC	773,179
8,143,800	@@	Dexus Property Group	4,663,299
133,600		Digital Realty Trust, Inc.	4,388,760
51,474	@@	Eurocommercial Properties NV	1,732,963
3,283,300	@@	GPT Group	2,140,952
412,679	@@	Hammerson PLC	3,196,835
589,810	@@	Land Securities Group PLC	7,929,612
106,590	@@	Liberty International PLC	737,992
173,100		Liberty Property Trust	3,951,873
5,636,338	@@	Macquarie Goodman Group	2,902,393
153,510	@@	Mercialys	4,847,926
2,451,511	@@	Mirvac Group	2,194,061
716,800	@@	Stockland	2,039,073
108,609	@@	Unibail	16,225,592
26	@@	United Urban Investment Corp.	102,807
173,800		Vornado Realty Trust	10,488,830
16,110	@@	Wereldhave NV	1,420,982

			82,706,209

		Health Care: 6.7%
201,900		HCP, Inc.	5,606,763
138,100		Health Care Real Estate Investment Trust, Inc.	5,827,820
213,000		Nationwide Health Properties, Inc.	6,117,360
108,500		Omega Healthcare Investors, Inc.	1,732,745
260,900	L	Ventas, Inc.	8,758,413

			28,043,101

		Hotels: 1.2%
90,100		Hospitality Properties Trust	1,339,787
446,005		Host Hotels & Resorts, Inc.	3,376,258
47,120		LaSalle Hotel Properties	520,676

			5,236,721

		Office Property: 9.0%
14,200		Alexandria Real Estate Equities, Inc.	856,828
164,800		BioMed Realty Trust, Inc.	1,931,456
117,800		Boston Properties, Inc.	6,479,000
60,450		Corporate Office Properties Trust SBI MD	1,855,815
97,700		Douglas Emmett, Inc.	1,275,962
213,000	@@	Great Portland Estates PLC	799,869
82,700		Highwoods Properties, Inc.	2,262,672
2,790	@@	ICADE	231,860
977	@@	Japan Real Estate Investment Corp.	8,727,680
921	@@	Nippon Building Fund, Inc.	10,123,416
23	@@	Orix JREIT, Inc.	109,236
48,600		SL Green Realty Corp.	1,258,740
15,230	@@	Societe Immobiliere de Location pour l’Industrie et le Commerce	1,422,834
35	@@	Tokyu Real Estate Investment Trust, Inc.	217,271

			37,552,639

		Regional Malls: 5.6%
161,500	L	Macerich Co.	2,932,840
321,800		Simon Property Group, Inc.	17,097,234
125,900		Taubman Centers, Inc.	3,205,414

			23,235,488

		Shopping Centers: 13.8%
53,200		Acadia Realty Trust	759,164
105,900	@,@@, #	Calloway Real Estate Investment Trust	973,645
2,262,147	@,@@,	CapitaMall Trust	2,517,291
	L
2,074,800	@@,L	CFS Retail Property Trust	2,727,315
177,000		Federal Realty Investment Trust	10,988,160
152	@@	Frontier Real Estate Investment Corp.	841,606
247	@@	Japan Retail Fund Investment Corp.	1,066,881
200,557		Kimco Realty Corp.	3,666,182
3,078,800	@@	Link Real Estate Investment Trust	5,121,609
1,200,800	@,@@	Macquarie MEAG Prime Real Estate Investment Trust	434,094
37,900		Regency Centers Corp.	1,769,930
349,000	@@	RioCan Real Estate Investment Trust	3,861,758

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Global Real Estate Portfolio
as of December 31, 2008 (continued)

Shares			Value

		Shopping Centers (continued)
111,400	L	Tanger Factory Outlet Centers, Inc.	$4,190,868
2,070,030	@@	Westfield Group	18,793,268

			57,711,771

		Storage: 2.6%
110,600		Extra Space Storage, Inc.	1,141,392
121,294		Public Storage, Inc.	9,642,873

			10,784,265

		Warehouse/Industrial: 1.4%
94,100		AMB Property Corp.	2,203,822
247	@@	Japan Logistics Fund, Inc.	1,499,399
161,600		Prologis	2,244,624

			5,947,845

		Total Real Estate Investment Trusts (Cost $399,145,108)	279,310,991

		Total Long-Term Investments (Cost $566,734,060)	399,259,926

Principal
Amount			Value

SHORT-TERM INVESTMENTS: 2.0%

	Securities Lending CollateralCC: 2.0%
$8,186,298	Bank of New York Mellon Corp. Institutional Cash Reserves		$8,111,749

	Total Short-Term Investments (Cost $8,186,298)		8,111,749

	Total Investments in Securities (Cost $574,920,358)*	97.5%	$407,371,675
	Other Assets and Liabilities - Net	2.5	10,633,372

	Net Assets	100.0%	$418,005,047

@	Non-income producing security
@@	Foreign Issuer
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
cc	Securities purchased with cash collateral for securities loaned.
I	Illiquid security
L	Loaned security, a portion or all of the security is on loan at December 31, 2008.

*	Cost for federal income tax purposes is $622,338,376.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$1,118,295
Gross Unrealized Depreciation	(216,084,996)

Net Unrealized Depreciation	$(214,966,701)

The following table summarizes the inputs used as of December 31, 2008 in determining the Portfolio’s investments at fair value for purposes of SFAS 157:

	Investments in	Other Financial
	Securities	Instruments*

Level 1 — Quoted Prices	$163,231,025	$—
Level 2 — Other Significant Observable Inputs	244,140,650	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$407,371,675	$—

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

Percentage of
Country	Net Assets

Australia	8.5%
Brazil	0.2
Canada	1.6
Finland	0.1
France	5.4
Germany	0.8
Hong Kong	12.7
Japan	18.3
Netherlands	2.3
Singapore	2.3
Sweden	0.9
Switzerland	1.0
United Kingdom	4.2
United States	37.2
Short-Term Investments	2.0
Other Assets and Liabilities — Net	2.5

Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Global Resources Portfolio
as of December 31, 2008

Shares			Value

COMMON STOCK: 97.9%

		Coal: 1.8%
229,352		Arch Coal, Inc.	$3,736,144
107,646		Consol Energy, Inc.	3,076,523
208,570		Peabody Energy Corp.	4,744,968
1,407,400	@,@@	White Energy Co., Ltd.	1,973,089

			13,530,724

		Forest Products & Paper: 1.1%
294,938		International Paper Co.	3,480,268
150,678		Weyerhaeuser Co.	4,612,254

			8,092,522

		Iron/Steel: 1.1%
132,946		Cliffs Natural Resources, Inc.	3,404,747
1,713,005	@,@@, L	Consolidated Thompson Iron Mines Ltd.	1,304,354
96,390		United States Steel Corp.	3,585,708

			8,294,809

		Mining: 15.8%
164,385	@@,L	Agnico-Eagle Mines Ltd.	8,437,882
545,885		Alcoa, Inc.	6,146,665
141,931	@@	Anglogold Ashanti Ltd. ADR	3,932,908
552,452	@@,L	Barrick Gold Corp.	20,313,661
180,563	@@,L	BHP Billiton Ltd. ADR	7,746,153
2,929,888	@,@@	Centamin Egypt Ltd.	1,756,271
291,307	@@,L	Cia Vale do Rio Doce ADR	3,527,728
650,442	@,@@	Eldorado Gold Corp. (Canadian Denominated Security)	5,084,460
2,132,534	@,@@	European Goldfields Ltd.	5,596,930
243,088		Freeport-McMoRan Copper & Gold, Inc.	5,941,071
200,775	@@	Gold Fields Ltd. ADR	1,993,696
496,203	@@,L	GoldCorp, Inc.	15,645,281
229,542	@@	Iamgold Corp.	1,402,502
386,783	@@,L	Kinross Gold Corp.	7,124,543
349,092	@,@@	MAG Silver Corp.	1,546,807
177,544	@@	Major Drilling Group International	1,797,732
118,907		Newmont Mining Corp.	4,839,515
1,179,139	@,@@	Premier Gold Mines Ltd.	1,547,351
45,337	@@,L	Randgold Resources Ltd. ADR	1,991,201
19,431	@@,L	Rio Tinto PLC ADR	1,727,610
991,010	@,@@,	Sino Gold Ltd.	3,486,411
	L
652,162	@@	Yamana Gold, Inc.	5,034,691

			116,621,069

		Oil & Gas: 66.7%
374,424		Anadarko Petroleum Corp.	14,434,045
382,811		Apache Corp.	28,530,904
99,190	@@	BP PLC ADR	4,636,141
424,327	@@,L	Canadian Natural Resources Ltd.	16,964,593
833,571		Chevron Corp.	61,659,247
289,793		Cimarex Energy Co.	7,760,657
690,680		ConocoPhillips	35,777,224
353,524		Devon Energy Corp.	23,230,062
671,261	@@	Encana Corp.	31,200,207
183,820	@@,L	ENI S.p.A. ADR	8,790,272
58,487		EOG Resources, Inc.	3,894,064
829,876		ExxonMobil Corp.	66,249,001
173,940		Hess Corp.	9,330,142
916,074		Marathon Oil Corp.	25,063,785
182,664		Murphy Oil Corp.	8,101,148
468,165	@,@@,	Nabors Industries Ltd.	5,603,935
	L
647,691	@@,L	Nexen, Inc.	11,386,408
564,009		Occidental Petroleum Corp.	33,834,900
936,873		Patterson-UTI Energy, Inc.	10,783,408
132,796	@@	Repsol YPF SA ADR	2,856,442
292,917	@@	Royal Dutch Shell PLC ADR — Class A	15,507,026
187,928	@	Stone Energy Corp.	2,070,967
370,364	@@,L	Suncor Energy, Inc.	7,222,098
110,858		Sunoco, Inc.	4,817,889
1,584,461	@@	Talisman Energy, Inc.	15,828,765
76,408	@@	Total SA ADR	4,225,362
417,474	@	Transocean, Ltd.	19,725,647
203,790		Valero Energy Corp.	4,410,016
227,885		W&T Offshore, Inc.	3,263,313
181,712		XTO Energy, Inc.	6,408,982

			493,566,650

		Oil & Gas Services: 9.9%
1,238,950		BJ Services Co.	14,458,547
201,082	@,L	Global Industries Ltd.	701,776
648,533		Halliburton Co.	11,790,330
962,247	@	Key Energy Services, Inc.	4,243,509
192,260	@	National Oilwell Varco, Inc.	4,698,834
649,744		Schlumberger Ltd.	27,503,664
426,546		Smith International, Inc.	9,763,638

			73,160,298

		Pipelines: 1.5%
786,352		Williams Cos., Inc.	11,386,377

			11,386,377

		Total Common Stock (Cost $1,044,532,270)	724,652,449

SHORT-TERM INVESTMENTS: 7.4%

		Affiliated Mutual Fund: 2.5%
18,541,000		ING Institutional Prime Money Market Fund — Class I	18,541,000

		Total Mutual Fund (Cost $18,541,000)	18,541,000

Principal
Amount			Value

		Repurchase Agreement: 0.3%
$2,265,000		Morgan Stanley Repurchase Agreement dated 12/31/08, 0.030%, due 01/02/09, $2,265,004 to be received upon repurchase (Collateralized by $2,310,000 Federal Farm Credit Banks Consolidated Systemwide Bonds, 4.830%, Market Value plus accrued interest $2,334,580)	$2,265,000

		Total Repurchase Agreement (Cost $2,265,000)	2,265,000

		Securities Lending CollateralCC: 4.6%
34,476,463		Bank of New York Mellon Corp. Institutional Cash Reserves	34,070,654

		Total Securities Lending Collateral (Cost $34,476,463)	34,070,654

		Total Short-Term Investments (Cost $55,282,463)	54,876,654

	Total Investments in Securities
	(Cost $1,099,814,733)*	105.3%	$779,529,103
	Other Assets and Liabilities - Net	(5.3)	(39,502,108)

	Net Assets	100.0%	$740,026,995

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Global Resources Portfolio
as of December 31, 2008 (continued)

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2008.

*	Cost for federal income tax purposes is $1,122,856,554.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$19,260,818
Gross Unrealized Depreciation	(362,588,269)

Net Unrealized Depreciation	$(343,327,451)

The following table summarizes the inputs used as of December 31, 2008 in determining the Portfolio’s investments at fair value for purposes of SFAS 157:

	Investments in	Other Financial
	Securities	Instruments*

Level 1 — Quoted Prices	$734,877,507	$—
Level 2 — Other Significant Observable Inputs	44,651,596	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$779,529,103	$—

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Janus Contrarian Portfolio
as of December 31, 2008

Shares			Value

COMMON STOCK: 85.0%

		Airlines: 0.5%
286,450	@	UAL Corp.	$3,156,679

			3,156,679

		Auto Manufacturers: 0.3%
65,408	@@	Bayerische Motoren Werke AG	2,041,822

			2,041,822

		Banks: 3.7%
92,440		Goldman Sachs Group, Inc.	7,801,012
599,824	@@	ICICI Bank Ltd.	5,560,532
427,110	@@,L	ICICI Bank Ltd. ADR	8,221,868
224,600	@@	Mitsubishi UFJ Financial Group, Inc.	1,411,644

			22,995,056

		Beverages: 5.0%
1,335,992	@,@@	Anheuser-Busch InBev NV	31,026,004
860,672	@,@@	Anheuser-Busch InBev NV	4,786

			31,030,790

		Biotechnology: 4.0%
428,100	@	Amgen, Inc.	24,722,775

			24,722,775

		Building Materials: 2.4%
1,003,299	@,@@	Cemex SA de CV ADR	9,170,153
674,593	@@	Gujarat Ambuja Cements Ltd.	978,936
439,060		Masco Corp.	4,886,738

			15,035,827

		Diversified Financial Services: 3.8%
129,255		Merrill Lynch & Co., Inc.	1,504,528
2,521,905	@	SLM Corp.	22,444,956

			23,949,484

		Electric: 11.7%
1,212,645	@,L	NRG Energy, Inc.	28,291,008
4,721,463	@@	NTPC Ltd.	17,559,864
4,692,745	@@	Power Grid Corp. of India Ltd.	8,053,582
1,280,935	@	Reliant Energy, Inc.	7,403,804
6,504,410	@@	Tenaga Nasional BHD	11,796,844

			73,105,102

		Engineering & Construction: 1.9%
517,350	@@	Larsen & Toubro Ltd.	8,271,356
1,934,014	@@,S	Macquarie Airports Management Ltd.	3,255,538

			11,526,894

		Entertainment: 1.2%
288,205	@,L	Vail Resorts, Inc.	7,666,253

			7,666,253

		Forest Products & Paper: 0.5%
6,784,235	@@	Ballarpur Industries Ltd.	2,877,110

			2,877,110

		Holding Companies — Diversified: 0.4%
1,276,000	@@	China Merchants Holdings International Co., Ltd.	2,491,942

			2,491,942

		Household Products/Wares: 0.9%
145,698	@@,S	Reckitt Benckiser PLC	5,459,444

			5,459,444

		Insurance: 2.2%
81,645	@@	ACE Ltd.	4,320,653
280,360	@@,L	Assured Guaranty Ltd.	3,196,104
1,716	@	Berkshire Hathaway, Inc. — Class B	5,515,224
115,495	L	MBIA, Inc.	470,065

			13,502,046

		Investment Companies: 1.0%
4,478,109	@@,S	Australian Infrastructure Fund	5,983,515

			5,983,515

		Lodging: 0.4%
59,335	@,L	Wynn Resorts Ltd.	2,507,497

			2,507,497

		Media: 16.2%
451,545	@@,S	British Sky Broadcasting PLC	3,188,778
1,516,460	@	DIRECTV Group, Inc.	34,742,099
1,384,476	@,L	Liberty Global, Inc.	22,040,858
384,386	@,L	Liberty Global, Inc. — Series C	5,834,979
2,027,100	@	Liberty Media Corp. — Entertainment	35,433,706

			101,240,420

		Metal Fabricate/Hardware: 0.3%
1,249,610	@@	Bharat Forge Ltd.	2,161,084

			2,161,084

		Oil & Gas: 3.0%
744,705	@	Forest Oil Corp.	12,280,185
1,042,464	@	SandRidge Energy, Inc.	6,411,154

			18,691,339

		Packaging & Containers: 6.0%
1,366,555	@	Owens-Illinois, Inc.	37,347,948

			37,347,948

		Pipelines: 7.9%
697,606	@@	Enbridge, Inc.	22,355,037
678,138	@	Kinder Morgan Management, LLC	27,111,957

			49,466,994

		Real Estate: 10.9%
5,180,855	@@,S	CapitaLand Ltd.	11,304,268
1,150,890	@	CB Richard Ellis Group, Inc.	4,971,845
1,237,520	@@	Mitsubishi Estate Co., Ltd.	20,442,452
3,445,000	@@	New World Development Ltd.	3,527,409
1,127,280	@	St. Joe Co.	27,415,450

			67,661,424

		Retail: 0.8%
84,585	@@	Pantaloon Retail India Ltd.	—
847,915	@@	Pantaloon Retail India Ltd.	3,808,798
16,870	@@	Yamada Denki Co., Ltd.	1,179,241

			4,988,039

		Total Common Stock (Cost $856,177,841)	529,609,484

REAL ESTATE INVESTMENT TRUSTS: 10.9%

		Diversified: 2.0%
208,980		Vornado Realty Trust	12,611,943

			12,611,943

		Forestry: 5.2%
936,380		Plum Creek Timber Co., Inc.	32,529,841

			32,529,841

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Janus Contrarian Portfolio
as of December 31, 2008 (continued)

Shares			Value

		Mortgage: 0.9%
313,480	L	Annaly Capital Management, Inc.	$4,974,928
276,580	L	Gramercy Capital Corp.	354,022

			5,328,950

		Warehouse/Industrial: 2.8%
1,258,765		Prologis	17,484,246

			17,484,246

		Total Real Estate Investment Trusts (Cost $110,305,844)	67,954,980

Principal
Amount			Value

CONVERTIBLE BONDS: 0.9%

		Real Estate: 0.9%
$4,897,000	C	Prologis, 2.250%, due 04/01/37	$2,179,165
4,950,000	C,L	Vornado Realty Trust, 2.850%, due 04/01/27	3,675,375

		Total Convertible Bonds (Cost $5,655,346)	5,854,540

		Total Long-Term Investments (Cost $972,139,031)	603,419,004

SHORT-TERM INVESTMENTS: 7.8%

		Securities Lending CollateralCC: 7.8%
49,114,602		Bank of New York Mellon Corp. Institutional Cash Reserves	48,790,843

		Total Short-Term Investments (Cost $49,114,602)	48,790,843

	Total Investments in Securities
	(Cost $1,021,253,633)*	104.6%	$652,209,847
	Other Assets and Liabilities - Net	(4.6)	(28,764,347)

	Net Assets	100.0%	$623,445,500

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
C	Bond may be called prior to maturity date.
cc	Securities purchased with cash collateral for securities loaned.
S	All or a portion of this security is segregated to cover collateral requirements for applicable futures, options, swaps, foreign forward currency contracts and/or when-issued or delayed-delivery securities.
L	Loaned security, a portion or all of the security is on loan at December 31, 2008.

*	Cost for federal income tax purposes is $1,043,856,122.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$3,286,255
Gross Unrealized Depreciation	(394,932,530)

Net Unrealized Depreciation	$(391,646,275)

At December 31, 2008 the following forward foreign currency contracts were outstanding for the ING Janus Contrarian Portfolio:

					Unrealized
		Settlement	In		Appreciation
Currency	Buy/Sell	Date	Exchange For	Value	(Depreciation)
			USD

Australian Dollar AUD 10,025,000	SELL	01/29/09	6,608,981	6,965,999	$(357,018)
British Pound GBP 5,100,000	SELL	01/23/09	8,023,320	7,327,612	695,708
British Pound GBP 80,000	SELL	01/23/09	126,830	114,943	11,887
Singapore Dollar SGD 12,420,000	SELL	01/29/09	8,294,377	8,611,843	(317,466)
Singapore Dollar SGD 1,100,000	SELL	01/29/09	757,628	762,724	(5,096)

					$28,015

The following table summarizes the inputs used as of December 31, 2008 in determining the Portfolio’s investments at fair value for purposes of SFAS 157:

	Investments in	Other Financial
	Securities	Instruments*
Level 1 — Quoted Prices	$444,830,279	$—
Level 2 — Other Significant Observable Inputs	207,379,568	28,015
Level 3 — Significant Unobservable Inputs	—	—

Total	$652,209,847	$28,015

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING JPMorgan Emerging Markets Equity Portfolio
as of December 31, 2008

Shares			Value

COMMON STOCK: 92.5%

		Brazil: 12.0%
184,836		Cia de Bebidas das Americas ADR	$8,190,083
2,911,392	L	Cia Vale do Rio Doce ADR	31,006,325
2,156,458	L	Petroleo Brasileiro SA ADR	44,013,308

			83,209,716

		Chile: 1.1%
216,596		Banco Santander Chile SA ADR	7,587,358

			7,587,358

		China: 7.2%
2,502,000	@,L	Anhui Conch Cement Co., Ltd.	11,636,251
10,224,500	L	China Merchants Bank Co., Ltd.	19,130,790
5,016,000	L	China National Building Material Co., Ltd.	6,098,876
1,414,500	L	Ping An Insurance Group Co. of China Ltd.	6,951,303
2,744,000	L	Tsingtao Brewery Co., Ltd.	5,766,117

			49,583,337

		Egypt: 1.4%
182,528		Orascom Construction Industries	4,646,744
947,188		Orascom Telecom Holding SAE	5,242,721

			9,889,465

		Hong Kong: 10.6%
4,756,000		China Mobile Ltd.	48,254,928
1,413,200		Esprit Holdings Ltd.	8,052,991
22,941,000	L,X	GOME Electrical Appliances Holdings Ltd.	3,315,259
5,734,000	L	Li & Fung Ltd.	9,909,476
2,012,000	L	Yue Yuen Industrial Holdings	3,994,708

			73,527,362

		Hungary: 0.5%
1,400	L	Richter Gedeon Nyrt	209,654
22,424	L	Richter Gedeon Nyrt GDR	3,341,176

			3,550,830

		India: 12.1%
574,400		ACC Ltd. GDR	5,660,884
1,644,998		Ambuja Cements Ltd. GDR	2,365,178
357,686	L	HDFC Bank Ltd. ADR	25,531,627
654,542		Infosys Technologies Ltd. ADR	16,082,097
750,923		Reliance Capital Ltd.	8,423,385
24,579	#,L	Reliance Capital Ltd. GDR	273,311
563,498	#,L	Reliance Communication Ltd. GDR	2,627,817
443,331	#,L	Reliance Industries — Spons GDR	22,891,741
1		Tata Motors Ltd. ADR	4

			83,856,044

		Indonesia: 2.5%
13,162,000		Bank Rakyat Indonesia	5,524,417
282,717	L	Telekomunikasi Indonesia Tbk PT ADR	7,087,715
5,993,500		Unilever Indonesia Tbk PT	4,288,927

			16,901,059

		Israel: 1.9%
302,752	L	Teva Pharmaceutical Industries Ltd. ADR	12,888,153

			12,888,153

		Italy: 0.8%
250,239		Tenaris SA ADR	5,250,014

			5,250,014

		Malaysia: 1.2%
636,800		British American Tobacco Malaysia Bhd	8,198,317

			8,198,317

		Mexico: 8.8%
855,662		America Movil SA de CV — Series L ADR	26,516,966
541,413	@	Cemex SA de CV ADR	4,948,515
261,811		Fomento Economico Mexicano SA de CV ADR	7,888,365
1		Grupo Aeroportuario del Sureste SA de CV ADR	37
4,831,848	L	Grupo Financiero Banorte SA de CV	8,722,692
4,855,071	L	Wal-Mart de Mexico SA de CV	12,971,631

			61,048,206

		Russia: 2.2%
431,282	@,L	Mechel OAO ADR	1,725,128
280,136	@	OAO Gazprom ADR	4,036,002
8,375,428		Sberbank RF	6,266,537
398,341		Vimpel-Communications OAO ADR	2,852,122

			14,879,789

		South Africa: 11.9%
3,239,235		African Bank Investments Ltd.	9,024,432
2,808,527		FirstRand Ltd.	4,940,273
861,331		Impala Platinum Holdings Ltd.	12,693,644
996,815		Massmart Holdings Ltd.	9,140,124
1,810,170		MTN Group Ltd.	21,342,178
1,441,984		RMB Holdings Ltd.	4,022,909
699,625		Sasol Ltd.	21,276,795

			82,440,355

		South Korea: 11.5%
134,969		Hyundai Mobis	6,883,736
190,344		Hyundai Motor Co.	6,090,489
270,666		KT&G Corp.	17,120,595
2	#	KT&G Corp. GDR	63
36,920		Posco	11,211,553
60,707		Samsung Electronics Co., Ltd.	22,133,187
41,754		Shinsegae Co., Ltd.	16,221,913

			79,661,536

		Taiwan: 5.0%
5,275,138		HON HAI Precision Industry Co., Ltd.	10,401,312
920,000		President Chain Store Corp.	2,209,572
1,830,073		Taiwan Semiconductor Manufacturing Co., Ltd.	2,497,098
2,422,923		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	19,141,092

			34,249,074

		Turkey: 1.3%
873,797		Akbank TAS	2,752,999
949,169		Anadolu Efes Biracilik Ve Malt Sanayii A/S	6,373,881
1		Migros Turk TAS	8

			9,126,888

		United Kingdom: 0.5%
158,865		Anglo American PLC	3,707,454

			3,707,454

		Total Common Stock (Cost $809,742,421)	639,554,957

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING JPMorgan Emerging Markets Equity Portfolio
as of December 31, 2008 (continued)

Shares			Value

PREFERRED STOCK: 2.4%

		Brazil: 2.4%
1,469,021		Banco Itau Holding Financeira SA	$16,441,444

		Total Preferred Stock (Cost $18,092,506)	16,441,444

		Total Long-Term Investments (Cost $827,834,927)	655,996,401

Principal
Amount			Value

SHORT-TERM INVESTMENTS: 11.8%

		Securities Lending Collateralcc: 11.8%
$82,371,068		Bank of New York Mellon Corp. Institutional Cash Reserves	$81,452,369

		Total Short-Term Investments (Cost $82,371,068)	81,452,369

	Total Investments in Securities
	(Cost $910,205,995)*	106.7%	$737,448,770
	Other Assets and Liabilities - Net	(6.7)	(46,043,450)

	Net Assets	100.0%	$691,405,320

@	Non-income producing security
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2008.
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.

*	Cost for federal income tax purposes is $935,254,924.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$11,453,453
Gross Unrealized Depreciation	(209,259,607)

Net Unrealized Depreciation	$(197,806,154)

Percentage of
Industry	Net Assets

Agriculture	3.7%
Apparel	1.7
Auto Manufacturers	0.9
Auto Parts & Equipment	1.0
Banks	12.8
Beverages	4.1
Building Materials	4.4
Distribution/Wholesale	1.4
Diversified Financial Services	3.1
Electronics	1.5
Engineering & Construction	0.7
Food	0.0
Household Products/Wares	0.6
Insurance	2.3
Iron/Steel	1.9
Metal Fabricate/Hardware	0.8
Mining	6.9
Oil & Gas	13.3
Pharmaceuticals	2.4
Retail	6.3
Semiconductors	6.3
Software	2.3
Telecommunications	16.5
Short-Term Investments	11.8
Other Assets and Liabilities — Net	(6.7)

Net Assets	100.0%

The following table summarizes the inputs used as of December 31, 2008 in determining the Portfolio’s investments at fair value for purposes of SFAS 157:

	Investments in	Other Financial
	Securities	Instruments*

Level 1 — Quoted Prices	$266,485,005	$—
Level 2 — Other Significant Observable Inputs	467,648,506	—
Level 3 — Significant Unobservable Inputs	3,315,259	—

Total	$737,448,770	$—

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended December 31, 2008, was as follows:

	Investments in	Other Financial
	Securities	Instruments*

Beginning Balance at 12/31/07	$—	$—
Net Purchases/(Sales)	—	—
Accrued Discounts/(Premiums)	—	—
Total Realized Gain/(Loss)	—	—
Total Unrealized Appreciation/ (Depreciation)	—	—
Net Transfers In/(Out) of Level 3	3,315,259	—

Ending Balance at 12/31/08	$3,315,259	$—

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING JPMorgan Emerging Markets Equity Portfolio
as of December 31, 2008 (continued)

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

For the year ended December 31, 2008, total change in unrealized gain (loss) on Level 3 securities included in the change in net assets was $—. Total unrealized gain (loss) for all securities (including Level 1 and Level 2) can be found on the accompanying Statement of Operations.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Julius Baer Foreign Portfolio
as of December 31, 2008

Shares			Value

COMMON STOCK: 91.6%

		Australia: 1.4%
452,064		BHP Billiton Ltd.	$9,603,726
3,404,697	L	Macquarie Airports Management Ltd.	5,731,148
97,769		Newcrest Mining Ltd.	2,327,181
113,914	L	Rio Tinto Ltd.	3,052,641

			20,714,696

		Austria: 0.4%
22,376		Flughafen Wien AG	1,008,466
105,377	S	OMV AG	2,800,021
99,325		Telekom Austria AG	1,445,191

			5,253,678

		Bermuda: 0.1%
56,900	@,L	Central European Media Enterprises Ltd.	1,235,868

			1,235,868

		Canada: 2.4%
469,823		Barrick Gold Corp.	17,015,623
292,926	@	Eldorado Gold Corp. (Canadian Denominated Security)	2,289,782
250,421	@	Ivanhoe Mines Ltd.	663,327
410,740		Kinross Gold Corp.	7,486,148
74,879		Potash Corp. of Saskatchewan	5,431,078
29,325	@	Research In Motion Ltd.	1,190,009
119,256		Talisman Energy, Inc.	1,176,621

			35,252,588

		China: 0.1%
2,274,587	L	Beijing Capital International Airport Co., Ltd.	1,152,563

			1,152,563

		Cyprus: 0.0%
67,898		Bank of Cyprus Public Co., Ltd.	254,982

			254,982

		Czech Republic: 2.6%
233,027	S	Komercni Banka A/S	37,963,017

			37,963,017

		Denmark: 0.7%
8,684	@,L	ALK-Abello A/S	858,128
183,943		Novo-Nordisk A/S	9,488,495

			10,346,623

		Finland: 1.0%
689,211		Nokia OYJ	10,815,353
109,147		Orion OYJ	1,856,333
335,439		Stora Enso OYJ (Euro Denominated Security)	2,657,187

			15,328,873

		France: 21.6%
13,042	L	Accor SA	642,443
119,068	L	ADP	8,105,832
24,755		Air Liquide	2,267,047
128,144		Alstom	7,636,694
100,448		Bouygues SA	4,261,350
224,200		Carrefour SA	8,666,314
33,199		Casino Guichard Perrachon SA	2,530,240
162,336	L	Cie de Saint-Gobain	7,670,408
68,897		Electricite de France	4,007,172
1,355,720		France Telecom SA	37,787,535
647,962		Gaz de France	32,162,916
452,059		Groupe Danone	27,313,302
115,831	L	Lafarge SA	7,084,386
59,220		L’Oreal SA	5,168,182
124,948	L	LVMH Moet Hennessy Louis Vuitton SA	8,373,828
13,465		Remy Cointreau SA	558,915
704,637		Sanofi-Aventis	45,070,782
107,800		Schneider Electric SA	8,026,113
84,663	@	Suez Environnement SA	1,429,842
1,211,668	S	Total SA	66,616,449
276,633		Vinci SA	11,673,806
714,683		Vivendi	23,294,380

			320,347,936

		Germany: 14.4%
10,536		Adidas AG	400,888
244,230		BASF AG	9,424,202
175,393		Bayer AG	10,180,517
46,656		Bayerische Motoren Werke AG	1,456,447
13,558	@,L	Continental AG	1,355,046
429,274		DaimlerChrysler AG	16,172,346
163,648		Deutsche Post AG	2,743,480
2,160,225		Deutsche Telekom AG	32,600,306
999,495		E.ON AG	38,667,729
430,789	L	Fraport AG Frankfurt Airport Services Worldwide	19,335,177
102,874		Fresenius AG	5,150,199
236,241		Fresenius Medical Care AG & Co. KGaA	10,961,475
18,140		Merck KGaA	1,623,060
46,719		Metro AG	1,868,349
159,876		Rhoen Klinikum AG	3,972,062
269,025		RWE AG	23,755,186
188,063		SAP AG	6,771,523
359,033		Siemens AG	27,085,644
71,389	@	UkrTelecom GDR	119,081

			213,642,717

		Greece: 0.1%
103,953		Hellenic Telecommunications Organization SA	1,727,055

			1,727,055

		Hong Kong: 0.3%
1,126,815	L	China Merchants Holdings International Co., Ltd.	2,200,594
3,216,098	I,L,X	GOME Electrical Appliances Holdings Ltd.	464,766
5,741,405		Shun TAK Holdings Ltd.	1,592,329

			4,257,689

		Hungary: 1.8%
1,012,508		Magyar Telekom Telecommunications PLC	2,861,595
1,528,118	@,L	OTP Bank Nyrt	23,202,552
1,639		Richter Gedeon Nyrt	245,445

			26,309,592

		Ireland: 1.0%
541,063		CRH PLC	13,911,230
693,115	@	Dragon Oil PLC	1,614,560

			15,525,790

		Italy: 4.1%
278,066		Buzzi Unicem S.p.A.	4,675,710
240,548		Credito Emiliano S.p.A.	1,271,673
1,204,890		Enel S.p.A.	7,761,408
1,566,559		ENI S.p.A.	37,697,106

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Julius Baer Foreign Portfolio
as of December 31, 2008 (continued)

Shares			Value

		Italy (continued)
48,641	L	Italcementi S.p.A.	$632,057
4,908,918		Telecom Italia S.p.A.	8,076,009

			60,113,963

		Japan: 5.3%
28,816		Aisin Seiki Co., Ltd.	412,722
87,641	S	Canon, Inc.	2,776,868
658		Central Japan Railway Co.	5,706,606
19,600		Daikin Industries Ltd.	515,451
62,022		Denso Corp.	1,050,923
1,164	X	East Japan Railway Co.	9,201,057
26,200		Eisai Co., Ltd.	1,093,315
22,100		Fanuc Ltd.	1,583,947
288		Fuji Television Network, Inc.	411,993
217,320		Honda Motor Co., Ltd.	4,628,631
50,000		Itochu Corp.	252,255
666	S	Japan Tobacco, Inc.	2,206,020
658		KDDI Corp.	4,698,316
79,828		Komatsu Ltd.	1,018,327
49,829		Kubota Corp.	360,782
11,800		Kyocera Corp.	854,294
153,324		Matsushita Electric Industrial Co., Ltd.	1,884,694
36,700		Mitsubishi Corp.	519,821
205,286		Mitsubishi Electric Corp.	1,286,477
48,000		Mitsui & Co., Ltd.	493,458
9,000		Nidec Corp.	351,984
16,786		Nintendo Co., Ltd.	6,414,798
161	X	Nippon Telegraph & Telephone Corp.	864,445
3,785		NTT DoCoMo, Inc.	7,450,076
10,232		Olympus Corp.	204,830
37,207		Ricoh Co., Ltd.	476,872
132,347		Seven & I Holdings Co., Ltd.	4,548,977
20,200		Shin-Etsu Chemical Co., Ltd.	932,262
34,466		Sony Corp.	753,837
57,028		Suzuki Motor Corp.	797,055
29,800		Takeda Pharmaceutical Co., Ltd.	1,553,245
349,433	S	Toyota Motor Corp.	11,551,670
14,294		Yamada Denki Co., Ltd.	999,175

			77,855,183

		Luxembourg: 0.4%
241,205	L	ArcelorMittal	5,846,653

			5,846,653

		Mexico: 0.0%
146,492		Grupo Cementos Chihuahua	315,230

			315,230

		Netherlands: 5.7%
153,783		Heineken NV	4,708,326
300,649		Koninklijke Philips Electronics NV	5,960,878
64,416		Reed Elsevier NV	765,867
1,188,681		Royal Dutch Shell PLC	31,428,230
640,641		Royal KPN NV	9,313,915
31,094		TNT NV	604,012
1,305,936		Unilever NV	31,653,218

			84,434,446

		New Zealand: 0.1%
1,447,647		Auckland International Airport Ltd.	1,373,570

			1,373,570

		Poland: 2.5%
15,204	@	Bank BPH	182,378
197,909		Bank Handlowy w Warszawie	3,219,816
354,973	S	Bank Pekao SA	15,227,482
1,509,929		Powszechna Kasa Oszczednosci Bank Polski SA	18,233,675

			36,863,351

		Portugal: 0.1%
237,145		Energias de Portugal SA	892,134

			892,134

		Romania: 0.1%
753,619		Romanian Bank for Development SA	2,142,955

			2,142,955

		Russia: 0.1%
115		Deutsche Bank AG, London (Pending Spin-off of Unified Energy Sys — REG S GDR)	144,258
115		Deutsche Bank AG, London (Pending Spin-off of Unified Energy Sys — REG S GDR)	15,652
231,452	@,#,I	Federal Grid Co Unitied Energy System JSC GDR	484,324
48,070	@,#,I	Inter Rao Ues OAO GDR	103,042
15,985	@,#,I	Kusbassenergo OJSC GDR	19,852
77,165	@,#,I	Mosenergo OAO — Spon GDR	124,582
221,260	@,#,I	OGK-1 OAO GDR	127,606
57,500	@,#,I	OGK-2 OAO GDR	50,868
94,530	@,#,I	OGK-3 OJSC GDR	58,860
67,045	@,#,I	OGK-6 OAO GDR	60,452
11,500,000	@	RAO Energy System of East OAO	24,150
143,870	@,#	Sistema-Hals GDR	46,758
87,860	@,#,I	Territorial Generating Co. 1 GDR	50,821
3,680	@,#,I	TGK-14 GDR	12,020
14,835	@,#,I	TGK-2 GDR	16,152
36,455	@,#,I	TGK-4 GDR	42,793
38,640	@,#,I	TGK-9 OAO GDR	31,554
38,410	@,#,I	Volga Territorial Generating Co. GDR	32,411
39,560	@,#,I	Yenisei Territorial — Spon GDR	20,931

			1,467,086

		Spain: 4.3%
322,386	@	EDP Renovaveis SA	2,254,867
321,749	@,L	Iberdrola Renovables	1,402,712
1,825,860	L	Iberdrola SA	17,020,094
77,427	L	Inditex SA	3,447,887
1,758,978		Telefonica SA	39,703,054

			63,828,614

		Sweden: 0.6%
104,185		Getinge AB	1,264,218
98,499	L	Hennes & Mauritz AB	3,917,809
280,980		Svenska Cellulosa AB — B Shares	2,439,592
162,747		TeliaSonera AB	819,597

			8,441,216

		Switzerland: 8.0%
139,701	@	ABB Ltd.	2,130,460
15,455		BKW FMB Energie AG	1,492,506
74,740		Compagnie Financiere Richemont SA	1,424,087
12,962		Flughafen Zuerich AG	3,047,298
108,950	S	Holcim Ltd.	6,306,038
1,012,644		Nestle SA	40,098,821
24,570	S	Nobel Biocare Holding AG	507,365

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Julius Baer Foreign Portfolio
as of December 31, 2008 (continued)

Shares			Value

		Switzerland (continued)
587,586		Novartis AG	$29,427,161
206,873		Roche Holding AG	32,027,482
12,163		Swatch Group AG — BR	1,715,438
8,390		Synthes, Inc.	1,051,558

			119,228,214

		Taiwan: 0.0%
2,054		Cathay Financial Holding Co., Ltd. GDR	23,169

			23,169

		Ukraine: 0.2%
17,389,206	@	JSCB Ukrsotsbank	498,453
13,488,271	@	Raiffeisen Bank Aval	404,209
38,065	@	Ukrnafta Oil Co. ADR	560,436
42,464,048		UkrTelecom	1,521,513

			2,984,611

		United Kingdom: 12.2%
188,941		Anglo American PLC	4,409,341
267,115		BHP Billiton PLC	5,180,856
3,207,975		BP PLC	24,763,765
288,874		British American Tobacco PLC	7,535,817
1,686,365		Cadbury PLC	14,680,805
956,885	S	Diageo PLC	13,445,054
1,483,563		GlaxoSmithKline PLC	27,590,938
385,490		Imperial Tobacco Group PLC	10,296,826
326,114		National Grid PLC	3,222,482
196,677		Rio Tinto PLC	4,371,459
18,287,755	@	Rolls-Royce Group PLC	26,293
319,716	@	Rolls-Royce Group PLC	1,564,021
159,923		Scottish & Southern Energy PLC	2,819,658
1,304,632		Smith & Nephew PLC	8,332,056
4,076,495		Tesco PLC	21,226,434
12,822,643	S	Vodafone Group PLC	26,256,322
871,209		WM Morrison Supermarkets PLC	3,531,314
168,493		WPP PLC	985,236

			180,238,677

		United States: 0.0%
34,018	@	Dr Pepper Snapple Group, Inc.	552,793

			552,793

		Total Common Stock (Cost $1,627,417,099)	1,355,915,532

EXCHANGE-TRADED FUNDS: 6.3%

		Eurozone: 3.8%
1,690,585		iShares DJ Euro STOXX 50	56,799,332

			56,799,332

		Hong Kong: 1.7%
13,122,000		Tracker Fund of Hong Kong	24,719,517

			24,719,517

		South Korea: 0.8%
426,989	L	iShares MSCI South Korea Index Fund	11,908,723

			11,908,723

		Total Exchange-Traded Funds (Cost $86,689,585)	93,427,572

MUTUAL FUNDS: 0.0%

		Russia: 0.0%
249,625		RenShares Utilities Ltd.	187,219

		Total Mutual Funds (Cost $397,015)	187,219

PREFERRED STOCK: 0.0%

		Russia: 0.0%
5,295	I	Silvinit BRD	661,875

		Total Preferred Stock (Cost $2,525,694)	661,875

		Total Long-Term Investments (Cost $1,717,029,393)	1,450,192,198

SHORT-TERM INVESTMENTS: 6.1%

		Affiliated Mutual Fund: 1.0%
14,186,595		ING Institutional Prime Money Market Fund — Class I	14,186,595

		Total Mutual Fund (Cost $14,186,595)	14,186,595

Principal
Amount			Value

		Securities Lending CollateralCC: 5.1%
$76,470,760		Bank of New York Mellon Corp. Institutional Cash Reserves	$75,995,326

		Total Securities Lending Collateral (Cost $76,470,760)	75,995,326

		Total Short-Term Investments (Cost $90,657,355)	90,181,921

	Total Investments in Securities
	(Cost $1,807,686,748)*	104.0%	$1,540,374,119
	Other Assets and Liabilities - Net	(4.0)	(59,545,551)

	Net Assets	100.0%	$1,480,828,568

@	Non-income producing security
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
cc	Securities purchased with cash collateral for securities loaned.
S	All or a portion of this security is segregated to cover collateral requirements for applicable futures, options, swaps, foreign forward currency contracts and/or when-issued or delayed-delivery securities.
I	Illiquid security
L	Loaned security, a portion or all of the security is on loan at December 31, 2008.
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.

*	Cost for federal income tax purposes is $1,935,165,419.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$46,948,354
Gross Unrealized Depreciation	(441,739,654)

Net Unrealized Depreciation	$(394,791,300)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Julius Baer Foreign Portfolio
as of December 31, 2008 (continued)

Percentage of
Industry	Net Assets

Aerospace/Defense	0.1%
Agriculture	1.4
Apparel	0.0
Auto Manufacturers	2.3
Auto Parts & Equipment	0.2
Banks	6.9
Beverages	1.3
Building Materials	2.8
Chemicals	1.9
Computers	0.1
Cosmetics/Personal Care	0.4
Distribution/Wholesale	0.1
Electric	6.8
Electrical Components & Equipment	0.6
Electronics	0.5
Energy — Alternate Sources	0.3
Engineering & Construction	3.9
Food	10.2
Forest Products & Paper	0.3
Gas	2.2
Healthcare — Products	1.1
Healthcare — Services	1.0
Hedge Fund	0.0
Holding Companies — Diversified	0.7
Home Furnishings	0.2
Insurance	0.0
Iron/Steel	0.4
Lodging	0.0
Machinery — Construction & Mining	0.1
Machinery — Diversified	0.7
Media	1.8
Mining	3.8
Miscellaneous Manufacturing	1.8
Office/Business Equipment	0.2
Oil & Gas	11.3
Pharmaceuticals	10.2
Real Estate	0.1
Retail	1.1
Software	0.5
Telecommunications	12.6
Toys/Games/Hobbies	0.4
Transportation	1.2
Water	0.1
Other Long-Term Investments	6.3
Short-Term Investments	6.1
Other Assets and Liabilities — Net	(4.0)

Net Assets	100.0%

At December 31, 2008 the following forward foreign currency contracts were outstanding for the ING Julius Baer Foreign Portfolio:

			In		Unrealized
		Settlement	Exchange		Appreciation
Currency	Buy/Sell	Date	For USD	Value	(Depreciation)

Australian Dollar AUD 15,794,982	BUY	01/29/09	9,693,064	10,975,344	$1,282,280
Czech Koruna CZK 46,581,534	BUY	10/27/09	2,520,646	2,397,803	(122,843)
EU Euro EUR 9,734,960	BUY	04/21/09	12,527,433	13,486,253	958,820
EU Euro EUR 46,531,110	BUY	04/21/09	65,333,401	64,461,524	(871,877)
EU Euro EUR 26,443,308	BUY	04/21/09	37,788,702	36,633,038	(1,155,664)
EU Euro EUR 15,556,100	BUY	04/21/09	22,128,163	21,550,526	(577,637)
Hungarian Forint HUF 2,670,463,641	BUY	05/12/09	12,989,900	13,696,963	707,063
Japanese Yen JPY 1,545,532,940	BUY	01/16/09	17,249,252	17,055,185	(194,067)
Japanese Yen JPY 2,436,158,289	BUY	01/16/09	26,597,066	26,883,367	286,301
Polish Zloty PLN 26,097,037	BUY	10/20/09	9,762,511	8,682,747	(1,079,764)
Polish Zloty PLN 44,731,184	BUY	11/19/09	16,548,189	14,882,515	(1,665,674)

					$(2,433,062)

Australian Dollar AUD 15,794,982	SELL	01/29/09	10,379,988	10,975,344	$(595,356)
Czech Koruna CZK 53,660,346	SELL	01/14/09	2,908,735	2,776,400	132,335
Czech Koruna CZK 53,334,568	SELL	01/14/09	2,908,735	2,759,544	149,191
Czech Koruna CZK 14,344,014	SELL	01/21/09	763,487	741,873	21,614
Czech Koruna CZK 16,612,614	SELL	04/20/09	887,710	856,735	30,975
Czech Koruna CZK 96,007,075	SELL	05/21/09	4,770,538	4,947,134	(176,596)
Czech Koruna CZK 10,675,058	SELL	07/14/09	581,747	549,503	32,244
Czech Koruna CZK 10,715,780	SELL	10/14/09	581,747	551,599	30,148
Czech Koruna CZK 108,918,302	SELL	10/27/09	5,434,231	5,606,612	(172,381)
Czech Koruna CZK 86,044,622	SELL	10/27/09	4,366,639	4,429,180	(62,541)
Czech Koruna CZK 21,451,114	SELL	10/27/09	1,091,660	1,104,204	(12,544)
EU Euro EUR 98,265,478	SELL	04/21/09	131,508,689	136,131,341	(4,622,652)
Hungarian Forint HUF 4,166,511,957	SELL	05/12/09	19,460,588	21,370,281	(1,909,693)
Hungarian Forint HUF 2,670,463,642	SELL	05/12/09	12,352,586	13,696,963	(1,344,377)
Polish Zloty PLN 18,613,915	SELL	05/07/09	6,675,961	6,209,614	466,347
Polish Zloty PLN 9,083,313	SELL	05/07/09	3,337,981	3,030,199	307,782
Polish Zloty PLN 19,011,969	SELL	05/11/09	6,675,961	6,341,127	334,834
Polish Zloty PLN 19,654,469	SELL	05/11/09	6,824,091	6,555,422	268,669
Polish Zloty PLN 9,606,463	SELL	05/21/09	3,122,022	3,202,462	(80,440)
Polish Zloty PLN 9,712,357	SELL	05/21/09	3,156,437	3,237,764	(81,327)
Polish Zloty PLN 26,097,037	SELL	10/20/09	8,323,086	8,682,747	(359,661)
Polish Zloty PLN 10,776,270	SELL	11/19/09	3,418,054	3,585,373	(167,319)
Polish Zloty PLN 33,954,913	SELL	11/19/09	10,831,603	11,297,141	(465,538)

					$(8,276,286)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Julius Baer Foreign Portfolio
as of December 31, 2008 (continued)

The following table summarizes the inputs used as of December 31, 2008 in determining the Portfolio’s investments at fair value for purposes of SFAS 157:

	Investments in	Other Financial
	Securities	Instruments*

Level 1 — Quoted Prices	$121,905,230	$—
Level 2 — Other Significant Observable Inputs	1,417,656,994	(10,709,348)
Level 3 — Significant Unobservable Inputs	811,895	—

Total	$1,540,374,119	$(10,709,348)

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended December 31, 2008, was as follows:

	Investments in	Other Financial
	Securities	Instruments*

Beginning Balance at 12/31/07	$17,278,540	$—
Net Purchases/(Sales)	(9,653,203)	—
Accrued Discounts/(Premiums)	—	—
Total Realized Loss	(2,715,413)	—
Total Unrealized Depreciation	(4,562,795)	—
Net Transfers In/(Out) of Level 3	464,766	—

Ending Balance at 12/31/08	$811,895	$—

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

For the year ended December 31, 2008, total change in unrealized gain (loss) on Level 3 securities was $(8,607,149). Total unrealized gain (loss) for all securities (including Level 1 and Level 2) can be found on the accompanying Statement of Operations.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Liquid Assets Portfolio(1)
as of December 31, 2008

Principal
Amount			Value

CERTIFICATES OF DEPOSIT: 2.0%
$13,000,000		BNP Paribas, 3.060%, due 01/26/09	$13,024,875
44,000,000		UBS AG, 2.980%, due 02/23/09	44,000,000

		Total Certificates of Deposit (Cost $57,024,875)	57,024,875

COMMERCIAL PAPER: 45.6%
18,000,000		Barton Capital, LLC, 1.460%, due 02/09/09	17,970,750
15,000,000		Barton Capital, LLC, 1.480%, due 01/23/09	14,985,792
17,500,000	#	Barton Capital, LLC, 1.880%, due 01/20/09	17,481,712
34,000,000	#	Barton Capital, LLC, 2.300%, due 01/22/09	33,955,258
10,000,000		BNP Paribas Finance, Inc., 0.750%, due 02/17/09	9,990,208
9,000,000		Cafco, LLC, 1.290%, due 03/13/09	8,976,925
19,000,000		Cafco, LLC, 2.030%, due 01/28/09	18,970,075
8,000,000	#	Cafco, LLC, 4.100%, due 01/14/09	7,988,156
50,400,000	#	Cafco, LLC, 4.100%, due 01/23/09	50,305,510
34,000,000		Caisse Nationale des Caisses d’Epargne et de Prevoyance, 0.240%, due 01/05/09	33,999,093
22,000,000		Ciesco, LLC, 1.370%, due 02/19/09	21,958,078
2,000,000		Ciesco, LLC, 1.470%, due 02/17/09	1,996,083
28,500,000	#	Ciesco, LLC, 2.060%, due 01/28/09	28,454,471
30,000,000	#	Ciesco, LLC, 4.100%, due 01/22/09	29,928,250
3,000,000		Ciesco, LLC, 3.110%, due 01/23/09	2,994,042
41,500,000	#	Concord Minutemen Capital Co., LLC, 2.440%, due 04/17/09	41,200,624
21,000,000		Concord Minutemen Capital Co., LLC, 2.960%, due 01/22/09	20,962,025
25,500,000	#	Concord Minutemen Capital Co., LLC, 4.700%, due 01/16/09	25,450,062
59,000,000	#	Crown Point Capital Co., 2.440%, due 04/17/09	58,574,381
5,000,000		Crown Point Capital Co., 2.960%, due 01/22/09	4,990,958
22,750,000	#	Crown Point Capital Co., 4.700%, due 01/15/09	22,708,418
33,000,000	#	Edison Asset Securities, LLC, 0.300%, due 03/23/09	32,977,725
50,000,000	#	Edison Asset Securities, LLC, 0.400%, due 04/23/09	49,937,778
5,000,000	#	Edison Asset Securities, LLC, 1.500%, due 01/29/09	4,994,167
33,000,000		Jupiter Securities Co., LLC, 0.630%, due 01/02/09	32,998,854
17,500,000		Jupiter Securities Co., LLC, 1.170%, due 02/12/09	17,475,500
4,500,000		Jupiter Securities Co., LLC, 1.300%, due 01/14/09	4,497,725
20,000,000		Jupiter Securities Co., LLC, 1.340%, due 01/23/09	19,982,889
9,328,000		Jupiter Securities Co., LLC, 1.400%, due 01/21/09	9,320,745
12,600,000	#	Old Line Funding, LLC, 1.380%, due 01/20/09	12,590,358
29,250,000	#	Old Line Funding, LLC, 1.400%, due 01/27/09	29,219,369
27,000,000	#	Old Line Funding, LLC, 2.170%, due 01/26/09	26,957,812
19,500,000	#	Old Line Funding, LLC, 4.150%, due 01/21/09	19,460,153
21,000,000		Park Avenue, 1.280%, due 01/12/09	20,991,017
22,750,000		Park Avenue, 1.500%, due 01/28/09	22,725,903
14,700,000	#	Park Avenue Receivables, 1.280%, due 03/02/09	14,668,150
28,400,000	#	Park Avenue Receivables, 1.400%, due 01/13/09	28,386,747
15,000,000		Societe Generale, 0.550%, due 02/24/09	14,987,625
8,231,000		Thunder Bay Funding, LLC, 1.290%, due 03/20/09	8,207,816
31,250,000	#	Thunder Bay Funding, LLC, 1.430%, due 01/20/09	31,225,260
4,500,000		Thunder Bay Funding, LLC, 1.630%, due 03/02/09	4,487,625
30,826,000	#	Thunder Bay Funding, LLC, 1.770%, due 01/23/09	30,791,149
5,500,000		Thunder Bay Funding, LLC, 1.840%, due 01/05/09	5,498,594
8,500,000		Thunder Bay Funding, LLC, 4.150%, due 01/14/09	8,488,273
9,500,000		Toyota Motor Credit Corp., 0.100%, due 01/05/09	9,499,894
52,900,000	#	Tulip Funding Corp., 1.650%, due 02/05/09	52,821,542
35,000,000	#	Tulip Funding Corp., 3.500%, due 01/23/09	34,925,139
83,000,000	#	Variable Funding Capital, 1.000%, due 01/21/09	82,953,889
10,000,000		Westpac Banking Corp., 1.500%, due 03/12/09	9,970,833
3,000,000	#	Windmill Funding Corp., 0.440%, due 02/10/09	2,998,500
20,500,000		Windmill Funding Corp., 1.510%, due 03/03/09	20,446,752
1,750,000	#	Windmill Funding Corp., 1.530%, due 03/02/09	1,745,479
14,500,000	#	Windmill Funding Corp., 1.590%, due 04/17/09	14,431,689
20,000,000	#	Windmill Funding Corp., 1.600%, due 01/29/09	19,974,333
17,500,000	#	Windmill Funding Corp., 2.300%, due 01/28/09	17,469,813
10,000,000	#	Windmill Funding Corp., 2.950%, due 01/21/09	9,983,611
61,000,000		Yorktown Capital, LLC, 0.500%, due 04/06/09	60,919,514
1,600,000	#	Yorktown Capital, LLC, 1.480%, due 03/06/09	1,595,733
2,100,000		Yorktown Capital, LLC, 1.600%, due 01/27/09	2,097,573
28,500,000	#	Yorktown Capital, LLC, 1.800%, due 01/23/09	28,475,617

		Total Commercial Paper (Cost $1,295,022,016)	1,295,022,016

CORPORATE BONDS/NOTES: 14.1%
15,000,000	#	American Honda Finance Corp., 2.246%, due 03/09/09	14,997,479
22,000,000	@@,#	Australia & New Zealand Banking Group Ltd., 2.427%, due 09/02/09	22,000,000

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Liquid Assets Portfolio(1)
as of December 31, 2008 (continued)

Principal
Amount			Value

$7,250,000		Bank of America NA, 0.416%, due 06/12/09	$7,244,500
13,750,000		Bank of America NA, 1.625%, due 10/03/09	13,750,000
12,000,000	@@	BNP Paribas, 2.445%, due 08/13/09	12,000,000
1,000,000		Citigroup Funding, Inc., 2.397%, due 03/02/09	999,552
1,800,000		Citigroup, Inc., 3.505%, due 01/30/09	1,799,259
8,500,000		Citigroup, Inc., 3.625%, due 02/09/09	8,500,770
4,500,000		Credit Suisse First Boston USA, Inc., 3.875%, due 01/15/09	4,500,980
17,000,000		Credit Suisse New York, 0.481%, due 03/27/09	16,980,131
7,000,000	@@	Deutsche Bank AG, 1.868%, due 01/09/09	6,999,574
92,750,000		Fannie Mae, 0.620%, due 12/01/09	92,215,136
31,000,000		Fannie Mae, 4.625%, due 12/15/09	31,969,662
3,000,000		General Electric Capital Corp., 0.420%, due 01/27/09	2,998,631
1,500,000		General Electric Capital Corp., 2.281%, due 08/31/09	1,500,198
4,000,000		General Electric Capital Corp., 4.125%, due 09/01/09	4,028,428
1,500,000		General Electric Capital Corp., 4.625%, due 09/15/09	1,516,321
7,500,000		JPMorgan Chase & Co., 0.521%, due 06/26/09	7,493,624
4,000,000		JPMorgan Chase & Co., 1.465%, due 04/03/09	3,998,678
6,000,000		JPMorgan Chase & Co., 3.500%, due 03/15/09	6,004,036
4,500,000	@@,#	Rabobank Nederland NV, 4.773%, due 01/15/09	4,499,942
7,000,000	@@,#	Societe Generale, 2.620%, due 09/04/09	7,000,000
14,200,000		Toyota Motor Credit Corp., 0.660%, due 07/10/09	14,200,000
15,250,000		Toyota Motor Credit Corp., 1.489%, due 01/12/09	15,250,148
20,500,000		Toyota Motor Credit Corp., 3.774%, due 01/23/09	20,500,000
1,850,000		US Bancorp., 0.501%, due 04/28/09	1,849,034
4,700,000		US Bancorp., 5.300%, due 04/28/09	4,731,772
30,000,000		US Bank NA, 2.253%, due 08/24/09	30,000,000
1,500,000		Wachovia Bank NA, 0.360%, due 02/23/09	1,498,592
5,000,000		Wachovia Bank NA, 5.029%, due 01/12/09	5,000,211
7,000,000		Wachovia Corp., 3.625%, due 02/17/09	6,997,206
4,000,000		Wells Fargo & Co., 3.125%, due 04/01/09	4,000,081
10,000,000		Wells Fargo & Co., 3.552%, due 05/01/09	10,001,667
13,750,000	@@,#	Westpac Banking Corp., 2.430%, due 07/03/09	13,750,000

		Total Corporate Bonds/Notes (Cost $400,775,612)	400,775,612

U.S. GOVERNMENT AGENCY OBLIGATIONS: 13.4%
140,270,000		Federal Home Loan Bank, 0.700%, due 12/14/09	139,323,567.00
52,000,000		Federal Home Loan Bank, 1.160%, due 12/07/09	51,436,696.00
15,000,000		Federal Home Loan Bank, 2.645%, due 08/07/09	15,177,529.00
45,000,000	##	Federal Home Loan Mortgage Corporation, 1.400%, due 07/07/09	44,672,750.00
68,000,000	##	Federal Home Loan Mortgage Corporation, 2.260%, due 04/17/09	67,545,496.00
30,250,000	##	Federal National Mortgage Association, 1.060%, due 10/28/09	29,985,312.00
30,250,000	##	Federal National Mortgage Association, 4.250%, due 05/15/09	30,434,488.00

		Total U.S. Government Agency Obligations (Cost $378,575,838)	378,575,838

U.S. TREASURY BILL: 1.2%
35,000,000		1.000%, due 10/22/09	34,714,167

		Total U.S. Treasury Notes (Cost $34,714,167)	34,714,167

REPURCHASE AGREEMENTS: 13.7%
282,700,000		Deutsche Bank Repurchase Agreement dated 12/31/08, 0.050%, due 01/02/09, $282,700,785 to be received upon repurchase (Collateralized by $273,393,000 various U.S. Government Agency Obligations, 3.625%-4.150%, Market Value plus accrued interest $288,354,047)	282,700,000
105,000,000		Morgan Stanley Repurchase Agreement dated 12/31/08, 0.030%, due 01/02/09, $105,000,175 to be received upon repurchase (Collateralized by $98,950,000 Federal Home Loan Mortgage Corporation, 4.125%-5.400%, Market Value plus accrued interest $107,101,469, due 02/24/11-11/29/22)	105,000,000

		Total Repurchase Agreement (Cost $387,700,000)	387,700,000

	Total Investments in Securities
	(Cost $2,553,812,508)*	90.0%	$2,553,812,508
	Other Assets and Liabilities - Net	10.0	283,757,812

	Net Assets	100.0%	$2,837,570,320

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Liquid Assets Portfolio(1)
as of December 31, 2008 (continued)

(1)	All securities with a maturity date of greater than 13 months have either a variable rate, a demand feature, prerefunded, optional or mandatory put resulting in a maturity of one year or less. Rate shown reflects current rate.
@@	Foreign Issuer
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.
*	Cost for federal income tax purposes is the same as for financial statement purposes.

The following table summarizes the inputs used as of December 31, 2008 in determining the Portfolio’s investments at fair value for purposes of SFAS 157:

	Investments in	Other Financial
	Securities	Instruments*

Level 1 — Quoted Prices	$—	$—
Level 2 — Other Significant Observable Inputs	2,553,812,508	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$2,553,812,508	$—

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Marsico Growth Portfolio
as of December 31, 2008

Shares			Value

COMMON STOCK: 88.7%

		Aerospace/Defense: 6.6%
361,720		General Dynamics Corp.	$20,831,455
322,207		Lockheed Martin Corp.	27,091,165

			47,922,620

		Apparel: 2.3%
323,437		Nike, Inc.	16,495,287

			16,495,287

		Banks: 13.6%
201,567		Goldman Sachs Group, Inc.	17,010,239
35,636,000	@@	Industrial and Commercial Bank of China Ltd.	18,919,754
229,467		JPMorgan Chase & Co.	7,235,095
865,216		US Bancorp.	21,639,052
1,144,283		Wells Fargo & Co.	33,733,463

			98,537,603

		Biotechnology: 7.3%
386,266	@	Genentech, Inc.	32,025,314
405,127	@	Gilead Sciences, Inc.	20,718,195

			52,743,509

		Chemicals: 6.5%
97,419		Air Products & Chemicals, Inc.	4,897,253
415,464		Monsanto Co.	29,227,892
211,425		Praxair, Inc.	12,550,188

			46,675,333

		Commercial Services: 6.1%
141,944		Mastercard, Inc.	20,288,056
454,989		Visa, Inc.	23,864,173

			44,152,229

		Computers: 2.6%
216,880	@	Apple, Inc.	18,510,708

			18,510,708

		Engineering & Construction: 0.6%
270,555	@@	ABB Ltd. ADR	4,061,031

			4,061,031

		Healthcare — Products: 1.0%
122,465		Johnson & Johnson	7,327,081

			7,327,081

		Internet: 1.5%
48,026	@	Amazon.com, Inc.	2,462,773
26,375	@	Google, Inc. — Class A	8,114,269

			10,577,042

		Lodging: 2.1%
1,712,621	@	Las Vegas Sands Corp.	10,155,843
113,083	@,L	Wynn Resorts Ltd.	4,778,888

			14,934,731

		Machinery — Diversified: 0.4%
74,132		Deere & Co.	2,840,738

			2,840,738

		Media: 0.4%
133,939		Walt Disney Co.	3,039,076

			3,039,076

		Oil & Gas: 3.1%
38,070		Devon Energy Corp.	2,501,580
150,138	@@	Petroleo Brasileiro SA ADR	3,676,880
342,290	@	Transocean, Ltd.	16,173,203

			22,351,663

		Oil & Gas Services: 1.2%
86,687	@	Cameron International Corp.	1,777,084
171,041		Schlumberger Ltd.	7,240,166

			9,017,250

		Pharmaceuticals: 1.0%
412,727		Schering-Plough Corp.	7,028,741

			7,028,741

		Real Estate: 0.9%
270,703	@,L	St. Joe Co.	6,583,497

			6,583,497

		Retail: 22.9%
279,998		Costco Wholesale Corp.	14,699,895
748,197		CVS Caremark Corp.	21,503,182
998,657		Lowe’s Cos., Inc.	21,491,099
966,581		McDonald’s Corp.	60,111,672
284,145		Target Corp.	9,811,527
226,473		Wal-Mart Stores, Inc.	12,696,076
799,956		Yum! Brands, Inc.	25,198,614

			165,512,065

		Software: 0.4%
158,302	@	Oracle Corp.	2,806,694

			2,806,694

		Telecommunications: 2.3%
459,352		Qualcomm, Inc.	16,458,582

			16,458,582

		Transportation: 5.9%
318,328		Norfolk Southern Corp.	14,977,332
587,397		Union Pacific Corp.	28,077,573

			43,054,905

		Total Common Stock (Cost $701,200,509)	640,630,385

PREFERRED STOCK: 0.4%

		Banks: 0.4%
129,400	L	Wells Fargo & Co.	2,841,624

		Total Preferred Stock (Cost $2,486,820)	2,841,624

		Total Long-Term Investments (Cost $703,687,329)	643,472,009

SHORT-TERM INVESTMENTS: 12.0%

		Affiliated Mutual Fund: 10.3%
74,575,103		ING Institutional Prime Money Market Fund — Class I	74,575,103

		Total Mutual Fund (Cost $74,575,103)	74,575,103

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Marsico Growth Portfolio
as of December 31, 2008 (continued)

Principal
Amount			Value

		Securities Lending CollateralCC: 1.7%
$12,634,883		Bank of New York Mellon Corp. Institutional Cash Reserves	$11,944,584

		Total Securities Lending Collateral (Cost $12,634,883)	11,944,584

		Total Short-Term Investments (Cost $87,209,986)	86,519,687

	Total Investments in Securities
	(Cost $790,897,315)*	101.1%	$729,991,696
	Other Assets and Liabilities - Net	(1.1)	(7,648,622)

	Net Assets	100.0%	$722,343,074

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2008.

*	Cost for federal income tax purposes is $808,181,210.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$57,182,272
Gross Unrealized Depreciation	(135,371,786)

Net Unrealized Depreciation	$(78,189,514)

The following table summarizes the inputs used as of December 31, 2008 in determining the Portfolio’s investments at fair value for purposes of SFAS 157:

	Investments in	Other Financial
	Securities	Instruments*

Level 1 — Quoted Prices	$696,285,734	$—
Level 2 — Other Significant Observable Inputs	33,705,962	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$729,991,696	$—

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Marsico International Opportunities Portfolio
as of December 31, 2008

Shares			Value

COMMON STOCK: 91.0%

		Australia: 3.1%
543,321		CSL Ltd.	$12,812,508

			12,812,508

		Brazil: 5.1%
619,586		Gafisa SA	2,787,074
343,815		Petroleo Brasileiro SA ADR	8,420,029
151,865		Uniao de Bancos Brasileiros SA GDR	9,813,516

			21,020,619

		Canada: 3.4%
35,699	@	Research In Motion Ltd.	1,448,665
412,326		Rogers Communications, Inc. — Class B (Canadian Denominated Security)	12,221,149

			13,669,814

		China: 0.9%
7,126,000		Industrial and Commercial Bank of China Ltd.	3,783,314

			3,783,314

		Denmark: 4.2%
289,559	@	Vestas Wind Systems A/S	17,039,617

			17,039,617

		Finland: 1.5%
390,797		Nokia OYJ	6,132,531

			6,132,531

		France: 6.5%
167,585		Accor SA	8,255,157
103,979		Alstom	6,196,590
133,463		BNP Paribas	5,760,856
208,845	@	Compagnie Generale de Geophysique SA	3,126,129
175,389	L	JC Decaux SA	3,033,550

			26,372,282

		Germany: 3.6%
130,382		Bayerische Motoren Werke AG	4,070,096
124,922		Linde AG	10,624,655

			14,694,751

		Hong Kong: 3.5%
489,000		Cheung Kong Holdings Ltd.	4,664,879
4,315,400		CNOOC Ltd.	4,104,701
941,000		Esprit Holdings Ltd.	5,362,202

			14,131,782

		India: 1.0%
212,131	L	ICICI Bank Ltd. ADR	4,083,522

			4,083,522

		Israel: 3.6%
344,353		Teva Pharmaceutical Industries Ltd. ADR	14,659,107

			14,659,107

		Japan: 10.5%
175,786		Daikin Industries Ltd.	4,622,910
873,000		Daiwa Securities Group, Inc.	5,240,897
199,800		Honda Motor Co., Ltd.	4,255,478
1,777,000		Marubeni Corp.	6,803,349
103,000		Matsushita Electric Industrial Co., Ltd.	1,266,100
1,637	X	Mizuho Financial Group, Inc.	4,467,520
40,200		Nintendo Co., Ltd.	15,362,497
63,000		Sumitomo Realty & Development Co., Ltd.	947,025

			42,965,776

		Mexico: 2.0%
901,454	@	Cemex SA de CV ADR	8,239,290

			8,239,290

		Netherlands: 2.7%
358,714		Heineken NV	10,982,635

			10,982,635

		Singapore: 0.7%
467,000		CapitaLand Ltd.	1,018,962
250,000		Singapore Airlines Ltd.	1,966,235

			2,985,197

		Spain: 4.3%
487,485		Gamesa Corp. Tecnologica SA	8,888,406
391,165		Telefonica SA	8,829,244

			17,717,650

		Sweden: 0.5%
52,921		Hennes & Mauritz AB	2,104,939

			2,104,939

		Switzerland: 15.9%
314,576	@	ABB Ltd.	4,797,329
77,655	@	Actelion Ltd. — Reg	4,393,061
106,081		Compagnie Financiere Richemont SA	2,021,255
474,842		Credit Suisse Group	13,307,243
168,111		Julius Baer Holding AG — Reg	6,515,532
147,038		Lonza Group AG	13,632,088
288,715		Nestle SA	11,432,578
56,646		Roche Holding AG	8,769,770

			64,868,856

		Taiwan: 4.5%
3,054,250		HON HAI Precision Industry Co., Ltd.	6,022,251
1,583,201		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	12,507,288

			18,529,539

		United Kingdom: 11.1%
535,752		BG Group PLC	7,415,656
985,742		BP PLC	7,609,375
418,265		HSBC Holdings PLC	4,093,641
151,392		Reckitt Benckiser PLC	5,672,804
2,347,095		Tesco PLC	12,221,396
4,115,378		Vodafone Group PLC	8,426,866

			45,439,738

		United States: 2.4%
640,390	@	Las Vegas Sands Corp.	3,797,513
128,627	@	Transocean, Ltd.	6,077,626

			9,875,139

		Total Common Stock (Cost $510,649,488)	372,108,606

SHORT-TERM INVESTMENTS: 8.7%

		Affiliated Mutual Fund: 8.0%
32,864,633		ING Institutional Prime Money Market Fund — Class I	32,864,633

		Total Mutual Fund (Cost $32,864,633)	32,864,633

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Marsico International Opportunities Portfolio
as of December 31, 2008 (continued)

Principal
Amount			Value

	Securities Lending CollateralCC: 0.7%
$3,150,675	Bank of New York Mellon Corp. Institutional Cash Reserves		$2,970,405

	Total Securities Lending Collateral (Cost $3,150,675)		2,970,405

	Total Short-Term Investments (Cost $36,015,308)		35,835,038

	Total Investments in Securities
	(Cost $546,664,796)*	99.7%	$407,943,644
	Other Assets and Liabilities - Net	0.3	1,093,104

	Net Assets	100.0%	$409,036,748

@	Non-income producing security
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2008.
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.

*	Cost for federal income tax purposes is $580,221,880.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$3,475,545
Gross Unrealized Depreciation	(175,753,781)

Net Unrealized Depreciation	$(172,278,236)

Percentage of
Industry	Net Assets

Advertising	0.7%
Airlines	0.5
Apparel	1.3
Auto Manufacturers	2.0
Banks	12.7
Beverages	2.7
Biotechnology	3.1
Building Materials	3.1
Chemicals	5.9
Computers	0.4
Distribution/Wholesale	1.7
Diversified Financial Services	1.3
Electrical Components & Equipment	6.3
Electronics	1.5
Engineering & Construction	1.2
Food	5.8
Home Builders	0.7
Home Furnishings	0.3
Household Products/Wares	1.4
Lodging	2.9
Machinery — Diversified	1.5
Oil & Gas	8.2
Oil & Gas Services	0.8
Pharmaceuticals	6.8
Real Estate	1.6
Retail	1.0
Semiconductors	3.1
Telecommunications	8.7
Toys/Games/Hobbies	3.8
Short-Term Investments	8.7
Other Assets and Liabilities — Net	0.3

Net Assets	100.0%

The following table summarizes the inputs used as of December 31, 2008 in determining the Portfolio’s investments at fair value for purposes of SFAS 157:

	Investments in	Other Financial
	Securities	Instruments*

Level 1 — Quoted Prices	$123,408,187	$—
Level 2 — Other Significant Observable Inputs	284,535,457	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$407,943,644	$—

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING MFS Total Return Portfolio
as of December 31, 2008

Shares			Value

COMMON STOCK: 58.7%

		Advertising: 0.6%
214,430		Omnicom Group	$5,772,456

			5,772,456

		Aerospace/Defense: 4.1%
246,260		Lockheed Martin Corp.	20,705,541
214,060		Northrop Grumman Corp.	9,641,262
199,250		United Technologies Corp.	10,679,800

			41,026,603

		Agriculture: 2.3%
69,317	S	Altria Group, Inc.	1,043,914
63,080		Lorillard, Inc.	3,554,558
422,540		Philip Morris International, Inc.	18,384,715

			22,983,187

		Apparel: 0.7%
142,300		Nike, Inc.	7,257,300

			7,257,300

		Auto Parts & Equipment: 0.4%
195,000		Johnson Controls, Inc.	3,541,200

			3,541,200

		Banks: 6.5%
453,570		Bank of America Corp.	6,386,266
465,676		Bank of New York Mellon Corp.	13,192,601
116,070		Goldman Sachs Group, Inc.	9,795,147
525,470	S	JPMorgan Chase & Co.	16,568,070
121,120		PNC Financial Services Group, Inc.	5,934,880
177,450		State Street Corp.	6,979,109
21,219		SunTrust Bank	626,809
167,240		Wells Fargo & Co.	4,930,235

			64,413,117

		Beverages: 2.0%
58,800		Coca-Cola Co.	2,661,876
423,617	@@	Diageo PLC	5,952,182
39,830	@@	Heineken NV	1,219,463
33,100	L	Molson Coors Brewing Co.	1,619,252
8,390		Pepsi Bottling Group, Inc.	188,859
146,840		PepsiCo, Inc.	8,042,427

			19,684,059

		Biotechnology: 0.2%
33,360	@	Genzyme Corp.	2,214,103

			2,214,103

		Chemicals: 1.6%
84,550		Air Products & Chemicals, Inc.	4,250,329
204,050		PPG Industries, Inc.	8,657,842
48,750		Sherwin-Williams Co.	2,912,813

			15,820,984

		Commercial Services: 0.8%
76,920		Automatic Data Processing, Inc.	3,026,033
52,290		Visa, Inc.	2,742,611
150,990		Western Union Co.	2,165,197

			7,933,841

		Computers: 1.8%
167,420	@@	Accenture Ltd.	5,489,702
75,749		Hewlett-Packard Co.	2,748,931
111,460		International Business Machines Corp.	9,380,474

			17,619,107

		Cosmetics/Personal Care: 0.6%
22,520		Colgate-Palmolive Co.	1,543,521
73,274		Procter & Gamble Co.	4,529,799

			6,073,320

		Distribution/Wholesale: 0.5%
65,310		WW Grainger, Inc.	5,149,040

			5,149,040

		Diversified Financial Services: 0.6%
43,740		Franklin Resources, Inc.	2,789,737
67,390		Invesco Ltd.	973,112
178,290		Merrill Lynch & Co., Inc.	2,075,296

			5,838,145

		Electric: 3.6%
59,850		Allegheny Energy, Inc.	2,026,521
75,690		American Electric Power Co., Inc.	2,518,963
58,580		CMS Energy Corp.	592,244
128,380		Dominion Resources, Inc.	4,601,139
32,450		Entergy Corp.	2,697,569
138,982		FPL Group, Inc.	6,994,964
115,040	@,S, L	NRG Energy, Inc.	2,683,883
104,390		Pacific Gas & Electric Co.	4,040,937
143,170		PPL Corp.	4,393,887
173,290		Public Service Enterprise Group, Inc.	5,054,869

			35,604,976

		Electronics: 0.4%
92,000	@	Agilent Technologies, Inc.	1,437,960
57,610	@	Waters Corp.	2,111,407

			3,549,367

		Food: 2.2%
25,560		General Mills, Inc.	1,552,770
27,531	@@	Groupe Danone	1,663,417
49,353		JM Smucker Co.	2,139,946
51,473		Kellogg Co.	2,257,091
141,350		Kroger Co.	3,733,054
257,000	@@	Nestle SA	10,176,723

			21,523,001

		Gas: 0.2%
57,270		Sempra Energy	2,441,420

			2,441,420

		Healthcare — Products: 1.2%
174,290		Johnson & Johnson	10,427,771
42,050	@	Zimmer Holdings, Inc.	1,699,661

			12,127,432

		Healthcare — Services: 0.5%
64,428		UnitedHealth Group, Inc.	1,713,785
65,590	@	WellPoint, Inc.	2,763,307

			4,477,092

		Household Products/Wares: 0.3%
55,440		Clorox Co.	3,080,246

			3,080,246

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING MFS Total Return Portfolio
as of December 31, 2008 (continued)

Shares			Value

		Insurance: 3.7%
383,040	S	Allstate Corp.	$12,548,390
24,950		AON Corp.	1,139,716
47,010		Chubb Corp.	2,397,510
134,338		Genworth Financial, Inc.	380,177
443,080		Metlife, Inc.	15,445,769
39,390		Prudential Financial, Inc.	1,191,941
71,700		Travelers Cos., Inc.	3,240,840

			36,344,343

		Internet: 0.0%
1,290	@	Google, Inc. — Class A	396,869

			396,869

		Leisure Time: 0.2%
154,110	L	Royal Caribbean Cruises Ltd.	2,119,013

			2,119,013

		Media: 1.0%
110,750	@	Time Warner Cable, Inc.	2,375,588
262,010		Walt Disney Co.	5,945,007
264,838	@@	WPP PLC	1,548,597

			9,869,192

		Miscellaneous Manufacturing: 1.7%
106,440		3M Co.	6,124,558
88,250		Danaher Corp.	4,995,833
94,010		Eaton Corp.	4,673,237
59,543		General Electric Co.	964,597

			16,758,225

		Oil & Gas: 8.8%
69,710		Anadarko Petroleum Corp.	2,687,321
134,840	S	Apache Corp.	10,049,625
144,157	S	Chevron Corp.	10,663,293
49,280		ConocoPhillips	2,552,704
109,190		Devon Energy Corp.	7,174,875
39,560		EOG Resources, Inc.	2,633,905
304,534		ExxonMobil Corp.	24,310,949
113,350		Hess Corp.	6,080,094
130,970		Marathon Oil Corp.	3,583,339
32,994		Noble Corp.	728,837
27,290		Occidental Petroleum Corp.	1,637,127
270,270	@@	Total SA ADR	14,945,931
19,170	@	Ultra Petroleum Corp.	661,557

			87,709,557

		Oil & Gas Services: 0.2%
40,590		Halliburton Co.	737,926
55,540	@	National Oilwell Varco, Inc.	1,357,398

			2,095,324

		Pharmaceuticals: 3.0%
35,810	S	Abbott Laboratories	1,911,180
83,780	@@	GlaxoSmithKline PLC	1,558,120
365,960		Merck & Co., Inc.	11,125,184
20,730	@@	Merck KGaA	1,854,798
41,710		Pfizer, Inc.	738,684
8,230	@@	Roche Holding AG	1,274,145
315,270		Wyeth	11,825,778

			30,287,889

		Pipelines: 0.2%
141,762		Williams Cos., Inc.	2,052,714

			2,052,714

		Retail: 2.4%
309,818	S	CVS Caremark Corp.	8,904,169
442,940		Macy’s, Inc.	4,584,429
20,200	@	O’Reilly Automotive, Inc.	620,948
181,770		Staples, Inc.	3,257,318
34,400		Target Corp.	1,187,832
112,300		Walgreen Co.	2,770,441
50,510		Wal-Mart Stores, Inc.	2,831,591

			24,156,728

		Savings & Loans: 0.1%
53,734	L	New York Community Bancorp., Inc.	642,659

			642,659

		Semiconductors: 0.9%
635,080		Intel Corp.	9,310,273

			9,310,273

		Software: 1.4%
783,458	@	Oracle Corp.	13,890,710

			13,890,710

		Telecommunications: 3.6%
7,770	@@	America Movil SA de CV — Series L ADR	240,792
718,986		AT&T, Inc.	20,491,091
138,010		Embarq Corp.	4,962,840
101,940	@@	Nokia OYJ ADR	1,590,264
102,050	@@	Rogers Communications, Inc. — Class B (Canadian Denominated Security)	3,024,714
37,950		Verizon Communications, Inc.	1,286,505
1,940,780	@@	Vodafone Group PLC	3,974,044

			35,570,250

		Toys/Games/Hobbies: 0.2%
71,590		Hasbro, Inc.	2,088,280

			2,088,280

		Transportation: 0.2%
6,886		Burlington Northern Santa Fe Corp.	521,339
26,480		United Parcel Service, Inc. — Class B	1,460,637

			1,981,976

		Total Common Stock (Cost $709,563,148)	583,403,998

Principal
Amount			Value

CORPORATE BONDS/NOTES: 10.1%

		Agriculture: 0.3%
$1,350,000		Altria Group, Inc., 9.700%, due 11/10/18	$1,461,467
1,800,000		Philip Morris International, Inc., 4.875%, due 05/16/13	1,806,908

			3,268,375

		Banks: 1.2%
617,000		Bank of America Corp., 5.490%, due 03/15/19	532,376
558,000	@@,#, C	BNP Paribas, 7.195%, due 06/29/49	355,505
1,268,000		Capital One Financial Corp., 6.150%, due 09/01/16	893,527
1,238,000	@@,#, C	DBS Capital Funding Corp., 7.657%, due 03/31/49	1,236,053
1,230,000		Goldman Sachs Group, Inc., 5.625%, due 01/15/17	1,058,300
927,000	C	Morgan Stanley, 5.750%, due 10/18/16	780,097
1,226,000	C	Morgan Stanley, 6.750%, due 04/15/11	1,206,917
1,431,000	@@,#, C	Natixis, 10.000%, due 04/30/18	664,627

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING MFS Total Return Portfolio
as of December 31, 2008 (continued)

Principal
Amount			Value

		Banks (continued)
$497,000	@@,#, C	Nordea Bank AB, 5.424%, due 12/29/49	$227,538
932,000		PNC Funding Corp., 5.625%, due 02/01/17	906,666
320,000	@@,#, C	Royal Bank of Scotland Group PLC, 6.990%, due 10/05/17	149,800
1,280,000	@@,#	Unicredit Luxembourg Finance SA, 6.000%, due 10/31/17	1,069,015
1,619,000	@@,#, C	Unicredito Italiano Capital Trust II, 9.200%, due 10/29/49	619,577
687,000		Wachovia Corp., 5.250%, due 08/01/14	640,705
2,157,000	@@,#, C	Woori Bank, 6.125%, due 05/03/16	1,553,709

			11,894,412

		Beverages: 0.5%
2,048,000	@@	Diageo Finance BV, 5.500%, due 04/01/13	2,038,088
360,000	#,C, S	Dr Pepper Snapple Group, Inc., 6.120%, due 05/01/13	354,945
437,000	#,C, S	Dr Pepper Snapple Group, Inc., 6.820%, due 05/01/18	431,769
2,409,000	#,C	Miller Brewing Co., 5.500%, due 08/15/13	2,248,346

			5,073,148

		Building Materials: 0.0%
104,000	C	CRH America, Inc., 6.950%, due 03/15/12	83,765

			83,765

		Chemicals: 0.1%
713,000	C	PPG Industries, Inc., 5.750%, due 03/15/13	705,759

			705,759

		Commercial Services: 0.2%
1,893,000	C	Western Union Co., 5.400%, due 11/17/11	1,820,695

			1,820,695

		Diversified Financial Services: 1.3%
1,788,000		American Express Co., 5.500%, due 09/12/16	1,643,100
1,754,000	@@,#, C	BAE Systems Holdings, Inc., 5.200%, due 08/15/15	1,633,798
904,000	C	Fund American Cos., Inc., 5.875%, due 05/15/13	658,507
421,000		General Electric Capital Corp., 5.450%, due 01/15/13	424,394
1,293,000		HSBC Finance Corp., 5.250%, due 01/14/11	1,254,174
1,273,000	±,C	Lehman Brothers Holdings, Inc., 6.500%, due 07/19/17	127
1,159,000	C	Merrill Lynch & Co., Inc., 6.110%, due 01/29/37	1,045,140
990,000		Merrill Lynch & Co., Inc., 6.150%, due 04/25/13	981,895
1,346,000	@@,C	MUFG Capital Finance 1 Ltd., 6.346%, due 12/31/49	939,062
1,883,000	@@	ORIX Corp., 5.480%, due 11/22/11	1,416,398
1,782,000	C	UBS Preferred Funding Trust V, 6.243%, due 05/15/49	974,408
1,310,000	@@	UFJ Finance Aruba AEC, 6.750%, due 07/15/13	1,281,616
517,000	#,C	ZFS Finance USA Trust IV, 5.875%, due 05/09/32	180,899
1,710,000	#,C	ZFS Finance USA Trust V, 6.500%, due 05/09/37	701,946

			13,135,464

		Electric: 1.4%
1,971,000	C,I	Bruce Mansfield Unit, 6.850%, due 06/01/34	1,680,431
902,000	@@,#, C	EDP Finance BV, 6.000%, due 02/02/18	750,031
1,268,000	@@,#, C	Enel Finance International SA, 6.250%, due 09/15/17	1,072,477
2,181,000	C	Exelon Generation Co., LLC, 6.950%, due 06/15/11	2,118,257
1,938,000	C	FirstEnergy Corp., 6.450%, due 11/15/11	1,833,071
2,198,000	@@	Hydro Quebec, 6.300%, due 05/11/11	2,335,302
352,000	C	Midamerican Energy Holdings Co., 5.875%, due 10/01/12	351,415
377,000	C	Midamerican Funding, LLC, 6.927%, due 03/01/29	345,382
1,319,000	C	Oncor Electric Delivery Co., 7.000%, due 09/01/22	1,235,109
755,000	C	PSEG Power, LLC, 5.500%, due 12/01/15	675,657
991,000	C	PSEG Power, LLC, 6.950%, due 06/01/12	978,513

			13,375,645

		Environmental Control: 0.1%
1,095,000	C	Waste Management, Inc., 7.375%, due 08/01/10	1,110,067

			1,110,067

		Hand/Machine Tools: 0.1%
1,283,000	C,I	Kennametal, Inc., 7.200%, due 06/15/12	1,247,438

			1,247,438

		Healthcare — Products: 0.2%
442,000	C	Hospira, Inc., 5.550%, due 03/30/12	419,084
1,569,000	C	Hospira, Inc., 6.050%, due 03/30/17	1,276,317

			1,695,401

		Healthcare — Services: 0.0%
112,000	C	HCA, Inc., 8.750%, due 09/01/10	108,080

			108,080

		Household Products/Wares: 0.1%
1,424,000	C	Fortune Brands, Inc., 5.125%, due 01/15/11	1,368,404

			1,368,404

		Insurance: 0.3%
132,000	C	Allstate Corp., 5.550%, due 05/09/35	107,729
1,077,000	C	Allstate Corp., 6.125%, due 12/15/32	932,164
510,000	#,I	American International Group, Inc., 8.250%, due 08/15/18	373,829

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING MFS Total Return Portfolio
as of December 31, 2008 (continued)

Principal
Amount			Value

		Insurance (continued)
$1,854,000	C	Chubb Corp., 6.375%, due 03/29/67	$1,151,449
480,000	#	Metropolitan Life Global Funding I, 5.125%, due 04/10/13	447,662

			3,012,833

		Iron/Steel: 0.1%
1,462,000	@@,C	ArcelorMittal, 6.125%, due 06/01/18	1,002,717

			1,002,717

		Lodging: 0.1%
1,069,000	C	Marriott International, Inc., 6.375%, due 06/15/17	746,537
942,000	C,I	Wyndham Worldwide Corp., 6.000%, due 12/01/16	380,166

			1,126,703

		Machinery — Construction & Mining: 0.1%
873,000	@@,#, C	Atlas Copco AB, 5.600%, due 05/22/17	821,439

			821,439

		Media: 0.5%
1,320,000	C	CBS Corp., 6.625%, due 05/15/11	1,170,370
1,028,000	C	COX Communications, Inc., 4.625%, due 06/01/13	891,792
1,329,000	C	Hearst-Argyle Television, Inc., 7.500%, due 11/15/27	1,130,841
819,000		News America Holdings, 8.500%, due 02/23/25	807,747
1,029,000		Time Warner Entertainment Co. LP, 8.375%, due 07/15/33	1,041,100

			5,041,850

		Miscellaneous Manufacturing: 0.1%
1,182,000	@@,C	Tyco Electronics Group SA, 6.550%, due 10/01/17	994,920

			994,920

		Office/Business Equipment: 0.1%
743,000	C	Xerox Corp., 5.500%, due 05/15/12	623,124

			623,124

		Oil & Gas: 0.5%
1,794,000	C	Devon OEI Operating, Inc., 7.250%, due 10/01/11	1,843,012
313,000	@@,C	Nexen, Inc., 5.875%, due 03/10/35	236,327
1,403,000	@@,C	Petro-Canada, 6.050%, due 05/15/18	1,158,262
925,000	@@,#, C	Ras Laffan Liquefied Natural Gas Co., Ltd. II, 5.832%, due 09/30/16	689,609
1,136,000	C	Valero Energy Corp., 6.875%, due 04/15/12	1,143,223

			5,070,433

		Oil & Gas Services: 0.1%
1,021,000	@@,C	Weatherford International Ltd., 6.000%, due 03/15/18	858,832
419,000	C	Weatherford International, Inc., 6.350%, due 06/15/17	358,146

			1,216,978

		Pharmaceuticals: 0.3%
1,433,000	C	Allergan, Inc., 5.750%, due 04/01/16	1,372,972
712,000	C	Cardinal Health, Inc., 5.800%, due 10/15/16	645,108
453,000	C	GlaxoSmithKline Capital, Inc., 4.850%, due 05/15/13	454,827

			2,472,907

		Pipelines: 0.4%
1,024,000	C	CenterPoint Energy Resources Corp., 7.875%, due 04/01/13	949,351
768,000	C	Enterprise Products Operating L.P., 6.500%, due 01/31/19	647,258
1,459,000	C	Kinder Morgan Energy Partners LP, 6.750%, due 03/15/11	1,419,791
15,000	C	Kinder Morgan Energy Partners LP, 7.400%, due 03/15/31	12,893
420,000	C	Kinder Morgan Energy Partners LP, 7.750%, due 03/15/32	368,971
778,000	C	Spectra Energy Capital, LLC, 8.000%, due 10/01/19	808,821

			4,207,085

		Real Estate: 0.4%
365,000	C	Boston Properties, Inc., 5.000%, due 06/01/15	230,127
1,637,000	C	HRPT Properties Trust, 6.250%, due 08/15/16	873,050
64,000	C	Kimco Realty Corp., 6.000%, due 11/30/12	49,549
1,635,000	C	Prologis, 5.750%, due 04/01/16	816,405
779,000	C	Simon Property Group LP, 5.100%, due 06/15/15	478,133
1,228,000	C	Simon Property Group LP, 5.875%, due 03/01/17	821,268
432,000	C	Vornado Realty LP, 4.750%, due 12/01/10	388,877

			3,657,409

		Regional (state/province): 0.2%
1,884,000	@@,L	Province of Ontario Canada, 5.000%, due 10/18/11	1,981,804

			1,981,804

		Retail: 0.4%
952,000	C	CVS Caremark Corp., 6.125%, due 08/15/16	923,708
418,000	C	Home Depot, Inc., 5.875%, due 12/16/36	328,733
941,000	C	Limited Brands, 5.250%, due 11/01/14	543,437
429,000	C	Macys Retail Holdings, Inc., 5.350%, due 03/15/12	318,867
1,779,000		Wal-Mart Stores, Inc., 5.250%, due 09/01/35	1,777,603

			3,892,348

		Telecommunications: 0.9%
624,000	C	AT&T Mobility, LLC, 6.500%, due 12/15/11	626,907
827,000	@@,C	Deutsche Telekom International Finance BV, 5.750%, due 03/23/16	792,782
1,230,000	@@,C	Rogers Communications, Inc., 6.800%, due 08/15/18	1,245,005

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING MFS Total Return Portfolio
as of December 31, 2008 (continued)

Principal
Amount			Value

		Telecommunications (continued)
$653,000	@@,C	Telecom Italia Capital SA, 5.250%, due 11/15/13	$498,415
624,000	@@,C	Telefonica Europe BV, 7.750%, due 09/15/10	633,834
1,677,000	@@,C	TELUS Corp., 8.000%, due 06/01/11	1,668,820
3,434,000	C	Verizon New York, Inc., 6.875%, due 04/01/12	3,419,103

			8,884,866

		Transportation: 0.1%
99,000	C	CSX Corp., 6.750%, due 03/15/11	98,660
796,000		CSX Corp., 7.900%, due 05/01/17	820,517

			919,177

		Total Corporate Bonds/Notes (Cost $119,484,454)	99,813,246

U.S. GOVERNMENT AGENCY OBLIGATIONS: 17.9%

		Federal Home Loan Mortgage Corporation##: 5.9%
6,215,173		4.500%, due 08/01/18-04/01/35	6,380,282
13,834,552		5.000%, due 03/01/18-10/01/35	14,187,647
9,991,261		5.500%, due 01/01/19-02/01/37	10,262,725
6,500,000	L	5.500%, due 08/23/17	7,679,061
2,091,953		5.500%, due 12/01/33	2,146,956
13,428,017		6.000%, due 04/01/16-08/01/34	13,873,950
4,178,243		6.500%, due 10/01/34-07/01/37	4,347,832

			58,878,453

		Federal National Mortgage Association##: 10.8%
150,913		4.010%, due 08/01/13	149,217
460,880		4.021%, due 08/01/13	456,643
5,575,441		4.500%, due 04/01/18-09/01/35	5,704,390
862,810		4.589%, due 05/01/14	870,842
375,594		4.630%, due 04/01/14	379,274
110,302		4.751%, due 04/01/13	112,154
742,095		4.791%, due 12/01/12	755,366
405,706		4.840%, due 08/01/14	413,789
30,181		4.845%, due 06/01/13	30,768
19,564		4.872%, due 02/01/14	19,947
428,995		4.880%, due 03/01/20	443,478
2,068,521		4.921%, due 04/01/15	2,114,706
248,000		4.940%, due 08/01/15	249,787
16,160,865		5.000%, due 11/01/17-07/01/35	16,587,830
8,602		5.190%, due 11/01/15	8,894
346,409		5.370%, due 02/01/13-05/01/18	336,193
16,660		5.450%, due 04/01/17	17,434
294,153		5.466%, due 11/01/15	309,037
38,339,914		5.500%, due 11/01/17-04/01/35	39,412,914
23,339,429		6.000%, due 02/01/17-07/01/37	24,105,345
7,109		6.253%, due 09/01/11	7,464
230,376		6.330%, due 03/01/11	241,917
8,127,847		6.500%, due 06/01/31-02/01/37	8,473,210
5,293,000		6.625%, due 09/15/09-11/15/10	5,574,050
303,434		7.500%, due 02/01/30-02/01/32	321,556

			107,096,205

		Government National Mortgage Association: 1.1%
1,048,408		4.500%, due 07/20/33-12/20/34	1,061,775
1,147,204		5.000%, due 07/20/33-10/15/34	1,180,461
4,706,142		5.500%, due 11/15/32-08/15/33	4,865,076
3,996,772		6.000%, due 04/15/33-07/15/34	4,131,607

			11,238,919

		Other U.S. Agency Obligations: 0.1%
425,000		Financing Corp., 9.650%, due 11/02/18	660,148

			660,148

		Total U.S. Government Agency Obligations (Cost $172,674,470)	177,873,725

U.S. TREASURY OBLIGATIONS: 9.0%

		U.S. Treasury Bonds: 5.0%
4,501,000	L	3.875%, due 02/15/13	5,015,806
4,417,000		4.125%, due 05/15/15	5,067,129
1,827,000	L	4.500%, due 11/15/15-02/15/36	2,333,332
485,000	L	4.750%, due 08/15/17	580,030
3,467,000	L	5.000%, due 05/15/37	5,024,442
978,000		5.125%, due 05/15/16	1,184,526
8,918,000	L	5.375%, due 02/15/31	12,256,676
1,500,000		6.000%, due 02/15/26	2,093,907
13,426,000		6.500%, due 02/15/10	14,324,925
390,000	L	6.750%, due 08/15/26	588,352
390,000		8.000%, due 11/15/21	591,460
57,000		9.875%, due 11/15/15	84,943

			49,145,528

		U.S. Treasury Notes: 4.0%
3,745,000	L	1.500%, due 10/31/10	3,802,055
1,682,000	L	2.000%, due 11/30/13	1,726,154
18,595,000	L	2.375%, due 08/31/10	19,165,216
3,949,000	L	3.125%, due 09/30/13	4,262,144
3,800,000	L	3.500%, due 05/31/13	4,163,379
6,383,000		4.125%, due 08/31/12	7,061,200

			40,180,148

		Total U.S. Treasury Obligations (Cost $80,923,854)	89,325,676

ASSET-BACKED SECURITIES: 0.9%

		Home Equity Asset-Backed Securities: 0.2%
1,481,000	#,C, I	Bayview Financial Revolving Mortgage Loan Trust, 1.271%, due 12/28/40	918,220
1,076,000	C	GMAC Mortgage Corp. Loan Trust, 5.805%, due 10/25/36	371,936
1,204,000	C	Residential Funding Mortgage Securities II, Inc., 5.320%, due 12/25/35	408,814

			1,698,970

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING MFS Total Return Portfolio
as of December 31, 2008 (continued)

Principal
Amount			Value

		Other Asset-Backed Securities: 0.7%
$8,860	C	Countrywide Asset-Backed Certificates, 4.575%, due 07/25/35	$8,576
209,015	C	Countrywide Asset-Backed Certificates, 4.823%, due 08/25/35	202,428
919,000	C	Countrywide Asset-Backed Certificates, 5.689%, due 10/25/46	521,410
595,765	C	Small Business Administration, 4.770%, due 04/01/24	601,139
893,913	C	Small Business Administration, 4.990%, due 09/01/24	911,098
3,223,602	C	Small Business Administration, 5.110%, due 08/01/25	3,298,691
957,437	C	Small Business Administration, 5.180%, due 05/01/24	984,365
1,278,485	C	Structured Asset Securities Corp., 4.670%, due 03/25/35	1,019,999

			7,547,706

		Total Asset-Backed Securities (Cost $11,845,608)	9,246,676

COLLATERALIZED MORTGAGE OBLIGATIONS: 2.4%
2,000,000	C	Banc of America Commercial Mortgage, Inc., 5.745%, due 02/10/51	1,447,399
31,923	#,C	BlackRock Capital Finance LP, 7.750%, due 09/25/26	19,205
13,652	C	Chase Commercial Mortgage Securities Corp., 7.543%, due 07/15/32	13,615
3,050,000	C	Citigroup Commercial Mortgage Trust, 5.700%, due 12/10/49	2,308,551
990,000	C	Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.322%, due 12/11/49	694,198
1,442,297	C	Credit Suisse Mortgage Capital Certificates, 5.695%, due 09/15/40	958,647
703,964	C	Entergy Louisiana, LLC, 8.090%, due 01/02/17	698,243
1,102,000	C	GE Capital Commercial Mortgage Corp., 5.338%, due 03/10/44	562,554
1,178,735	C	Greenwich Capital Commercial Funding Corp., 4.305%, due 08/10/42	1,116,331
1,660,000	C	Greenwich Capital Commercial Funding Corp., 5.317%, due 06/10/36	1,385,837
122,000	C	Greenwich Capital Commercial Funding Corp., 5.475%, due 03/10/39	62,276
1,180,000	C	JPMorgan Chase Commercial Mortgage Securities Corp., 4.780%, due 07/15/42	666,422
1,452,000	C	JPMorgan Chase Commercial Mortgage Securities Corp., 4.948%, due 09/12/37	820,896
1,660,000	C	JPMorgan Chase Commercial Mortgage Securities Corp., 5.208%, due 05/15/41	1,406,254
1,007,000	C	JPMorgan Chase Commercial Mortgage Securities Corp., 5.475%, due 04/15/43	786,318
1,000,000	C	JPMorgan Chase Commercial Mortgage Securities Corp., 5.819%, due 06/15/49	709,440
1,037,000	C	JPMorgan Chase Commercial Mortgage Securities Corp., 5.875%, due 04/15/45	830,557
789,000	C	Merrill Lynch Mortgage Trust, 5.829%, due 06/12/50	120,002
36,000	C	Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.473%, due 02/12/39	18,624
1,442,297	C	Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.749%, due 06/12/50	1,028,510
7,201,918	#,C,	Morgan Stanley Capital I, 0.814%, due 11/15/30	121,543
141,580	C	Multi-Family Capital Access One, Inc., 6.650%, due 01/15/24	141,381
1,740,531	#,C, I	Nomura Asset Securities Corp., 9.940%, due 04/04/27	1,841,221
772,000	C	RAAC Series, 4.971%, due 09/25/34	557,603
1,310,246	#,C, I	Spirit Master Funding, LLC, 5.050%, due 07/20/23	1,077,808
583,343	#,C, I	System Energy Resources, Inc., 5.129%, due 01/15/14	554,532
70,000	C	Wachovia Bank Commercial Mortgage Trust, 4.750%, due 05/15/44	41,368
1,725,000	C	Wachovia Bank Commercial Mortgage Trust, 4.847%, due 10/15/41	1,390,422
617,962	C	Wachovia Bank Commercial Mortgage Trust, 5.795%, due 07/15/45	314,062
2,400,000	C	Wachovia Bank Commercial Mortgage Trust, 5.902%, due 02/15/51	1,742,166
1,387,000	C	Wachovia Bank Commercial Mortgage Trust, 5.957%, due 06/15/45	724,861

		Total Collateralized Mortgage Obligations (Cost $34,061,704)	24,160,846

MUNICIPAL BONDS: 0.3%

		Massachusetts: 0.3%
2,500,000	C	Massachusetts Bay Transportation Authority, 5.250%, due 07/01/33	2,503,400

		Total Municipal Bonds (Cost $2,702,600)	2,503,400

OTHER BONDS: 0.1%

		Foreign Government Bonds: 0.1%
736,000		Israel Government International Bond, 4.625%, due 06/15/13	772,183

		Total Other Bonds (Cost $727,910)	772,183

		Total Long-Term Investments (Cost $1,131,983,748)	987,099,750

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING MFS Total Return Portfolio
as of December 31, 2008 (continued)

Principal
Amount			Value

SHORT-TERM INVESTMENTS: 5.8%

		Securities Lending CollateralCC: 5.8%
$58,243,498		Bank of New York Mellon Corp. Institutional Cash Reserves	$57,766,433

		Total Short-Term Investments (Cost $58,243,498)	57,766,433

	Total Investments in Securities
	(Cost $1,190,227,246)*	105.2%	$1,044,866,183
	Other Assets and Liabilities - Net	(5.2)	(51,502,230)

	Net Assets	100.0%	$993,363,953

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
C	Bond may be called prior to maturity date.
cc	Securities purchased with cash collateral for securities loaned.
##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage
Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.
S	All or a portion of this security is segregated to cover collateral requirements for applicable futures, options, swaps, foreign forward currency contracts and/or when-issued or delayed-delivery securities.
I	Illiquid security
L	Loaned security, a portion or all of the security is on loan at December 31, 2008.
±	Defaulted security
ˆ	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

*	Cost for federal income tax purposes is $1,216,323,817.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$20,673,248
Gross Unrealized Depreciation	(192,130,882)

Net Unrealized Depreciation	$(171,457,634)

The following table summarizes the inputs used as of December 31, 2008 in determining the Portfolio’s investments at fair value for purposes of SFAS 157:

	Investments in	Other Financial
	Securities	Instruments*
Level 1 — Quoted Prices	$554,182,509	$—
Level 2 — Other Significant Observable Inputs	489,746,249	—
Level 3 — Significant Unobservable Inputs	937,425	—

Total	$1,044,866,183	$—

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended December 31, 2008, was as follows:

	Investments in	Other Financial
	Securities	Instruments*
Beginning Balance at 12/31/07	$2,680,796	$—
Net Purchases/(Sales)	(175,651)	—
Accrued Discounts/(Premiums)	(71)	—
Total Realized Gain	845	—
Total Unrealized Depreciation	(267,370)	—
Net Transfers In/(Out) of Level 3	(1,301,124)	—

Ending Balance at 12/31/08	$937,425	$—

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

For the year ended December 31, 2008, total change in unrealized loss on Level 3 securities included in the change in net assets was $(443,889). Total unrealized gain (loss) for all securities (including Level 1 and Level 2) can be found on the accompanying Statement of Operations.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING MFS Utilities Portfolio
as of December 31, 2008

Shares			Value

COMMON STOCK: 90.5%

		Electric: 41.3%
1,090,180	@	AES Corp.	$8,983,083
360,300		Allegheny Energy, Inc.	12,199,758
362,860		American Electric Power Co., Inc.	12,075,981
142,340	@@	CEZ A/S	6,055,457
1,175,170		CMS Energy Corp.	11,880,969
123,790		Constellation Energy Group, Inc.	3,105,891
267,800		DPL, Inc.	6,116,552
1,454,030	@	Dynegy, Inc. — Class A	2,908,060
336,889	@@	E.ON AG	13,033,314
290,130	S	Edison International	9,318,976
142,200		FirstEnergy Corp.	6,908,076
48,500	@@	Fortum OYJ	1,054,162
1,322,340	@@,S	International Power PLC	4,607,984
373,800		Northeast Utilities	8,993,628
746,350	@,S	NRG Energy, Inc.	17,412,344
42,800		Pacific Gas & Electric Co.	1,656,788
96,680		Pepco Holdings, Inc.	1,717,037
333,600		PPL Corp.	10,238,184
416,920		Public Service Enterprise Group, Inc.	12,161,556
142,020	@@	Red Electrica de Espana	7,239,712
20,300	@@	RWE AG	1,792,511
57,040	@@	Scottish & Southern Energy PLC	1,005,692
23,900		Wisconsin Energy Corp.	1,003,322
422,560		Xcel Energy, Inc.	7,838,488

			169,307,525

		Energy — Alternate Sources: 1.5%
186,060	@,@@	EDP Renovaveis SA	1,301,361
401,500	@,@@	Iberdrola Renovables	1,750,398
68,620	@@	Oesterreichische Elektrizitaetswirtschafts AG	3,172,824

			6,224,583

		Gas: 4.9%
234,850	@@,S	Enagas	5,185,788
138,000		Energen Corp.	4,047,540
254,620		Sempra Energy	10,854,451

			20,087,779

		Media: 4.6%
394,800		Comcast Corp. — Special Class A	6,376,020
125,440	@@	Grupo Televisa SA ADR	1,874,074
488,580	@	Time Warner Cable, Inc.	10,480,041

			18,730,135

		Oil & Gas: 9.6%
21,400		Devon Energy Corp.	1,406,194
32,800		EOG Resources, Inc.	2,183,824
515,130		Equitable Resources, Inc.	17,282,612
115,510		Noble Corp.	2,551,616
244,290		Questar Corp.	7,985,840
42,300	@	Transocean, Ltd.	1,998,675
47,200	@	Ultra Petroleum Corp.	1,628,872
129,255		XTO Energy, Inc.	4,558,824

			39,596,457

		Oil & Gas Services: 0.2%
44,660		Halliburton Co.	811,919

			811,919

		Pipelines: 4.6%
1,190,310		El Paso Corp.	9,320,127
661,241		Williams Cos., Inc.	9,574,770

			18,894,897

		Telecommunications: 23.8%
285,120	@@	America Movil SA de CV — Series L ADR	8,835,869
303,010		AT&T, Inc.	8,635,785
425,160	@@	Cellcom Israel Ltd.	9,396,036
117,600		CenturyTel, Inc.	3,214,008
16,000	@@	China Mobile Ltd. ADR	813,600
125,810		Embarq Corp.	4,524,128
2,177,000	@,@@	Hutchison Telecommunications International Ltd.	587,064
166,130	@@	Mobile Telesystems Finance SA ADR	4,432,348
262,940	@@	MTN Group Ltd.	3,100,102
227,520	@	NII Holdings, Inc.	4,136,314
440,200	@@	Rogers Communications, Inc. — Class B (Canadian Denominated Security)	13,047,321
369,790	@@	Royal KPN NV	5,376,166
535,580	@@	Telefonica SA	12,088,931
116,110	@@	TELUS Corp.	3,282,494
130,060	@@	Tim Participacoes SA ADR	1,624,449
169,400	@,@@	Vivo Participacoes SA ADR	2,124,276
4,485,210	@@	Vodafone Group PLC	9,184,153
347,314		Windstream Corp.	3,195,289

			97,598,333

		Total Common Stock (Cost $517,325,130)	371,251,628

PREFERRED STOCK: 4.6%

		Electric: 3.9%
520,387	@@	AES Tiete SA	3,313,785
627,020	@@	Eletropaulo Metropolitana de Sao Paulo SA	6,856,351
27,670		NRG Energy, Inc.	6,054,749

			16,224,885

		Pipelines: 0.7%
4,230		El Paso Corp.	2,792,858

			2,792,858

		Total Preferred Stock (Cost $25,266,188)	19,017,743

Principal
Amount			Value

CONVERTIBLE BONDS: 0.3%

		Coal: 0.3%
$2,060,000	C	Peabody Energy Corp., 4.750%, due 12/15/41	$1,246,300

		Total Convertible Bonds (Cost $2,291,432)	1,246,300

	Total Investments in Securities
	(Cost $544,882,750)*	95.4%	$391,515,671
	Other Assets and Liabilities - Net	4.6	18,845,645

	Net Assets	100.0%	$410,361,316

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING MFS Utilities Portfolio
as of December 31, 2008 (continued)

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
C	Bond may be called prior to maturity date.
S	All or a portion of this security is segregated to cover collateral requirements for applicable futures, options, swaps, foreign forward currency contracts and/or when-issued or delayed-delivery securities.

*	Cost for federal income tax purposes is $557,622,852.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$1,926,364
Gross Unrealized Depreciation	(168,033,545)

Net Unrealized Depreciation	$(166,107,181)

At December 31, 2008 the following forward foreign currency contracts were outstanding for the ING MFS Utilities Portfolio:

			In		Unrealized
		Settlement	Exchange		Appreciation
Currency	Buy/Sell	Date	For	Value	(Depreciation)
			USD

EU Euro EUR 282,477	Buy	02/17/09	392,784	391,919	$(865)
EU Euro EUR 197,744	Buy	02/19/09	282,785	274,342	(8,443)
EU Euro EUR 920,970	Buy	02/19/09	1,317,037	1,277,717	(39,320)
EU Euro EUR 144,989	Buy	02/19/09	206,935	201,152	(5,783)
EU Euro EUR 96,860	Buy	02/19/09	135,996	134,380	(1,616)

					$(56,027)

EU Euro EUR 1,886,111	Sell	02/19/09	2,698,459	2,616,716	$81,743
EU Euro EUR 1,468,064	Sell	02/19/09	2,104,397	2,036,734	67,663
EU Euro EUR 22,275,877	Sell	02/19/09	31,931,357	30,904,671	1,026,686
EU Euro EUR 512,799	Sell	02/19/09	734,046	711,437	22,609
EU Euro EUR 77,564	Sell	02/19/09	110,703	107,609	3,094
EU Euro EUR 429,692	Sell	02/19/09	595,121	596,137	(1,016)
EU Euro EUR 284,895	Sell	02/19/09	400,007	395,252	4,755
EU Euro EUR 9,838	Sell	02/19/09	13,813	13,649	164
EU Euro EUR 87,804	Sell	02/19/09	123,719	121,816	1,903
EU Euro EUR 46,518	Sell	02/19/09	65,546	64,538	1,008
EU Euro EUR 46,406	Sell	02/19/09	65,388	64,381	1,007
British Pound GBP 6,689,137	Sell	02/17/09	9,945,877	9,605,585	340,292
British Pound GBP 45,504	Sell	02/17/09	68,299	65,344	2,955
British Pound GBP 30,479	Sell	02/17/09	44,214	43,768	446
British Pound GBP 68,747	Sell	02/17/09	99,015	98,721	294

					$1,553,603

The following table summarizes the inputs used as of December 31, 2008 in determining the Portfolio’s investments at fair value for purposes of SFAS 157:

	Investments in	Other Financial
	Securities	Instruments*
Level 1 — Quoted Prices	$304,886,145	$—
Level 2 — Other Significant Observable Inputs	86,629,526	1,497,576
Level 3 — Significant Unobservable Inputs	—	—

Total	$391,515,671	$1,497,576

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Oppenheimer Main Street Portfolio®
as of December 31, 2008

Shares			Value

COMMON STOCK: 98.7%

		Advertising: 0.1%
4,400	@	Clear Channel Outdoor Holdings, Inc.	$27,060
3,000		Harte-Hanks, Inc.	18,720
8,300	@,L	Lamar Advertising Co.	104,248

			150,028

		Aerospace/Defense: 3.1%
13,800	@	BE Aerospace, Inc.	106,122
27,000		Boeing Co.	1,152,091
1,500		Cubic Corp.	40,800
5,700	@	Esterline Technologies Corp.	215,973
15,100		General Dynamics Corp.	869,609
5,600		Goodrich Corp.	207,312
9,100		L-3 Communications Holdings, Inc.	671,398
3,200		Lockheed Martin Corp.	269,056
43,400		Northrop Grumman Corp.	1,954,736
3,300	@	Orbital Sciences Corp.	64,449
19,500		Raytheon Co.	995,280
5,000	@	Spirit Aerosystems Holdings, Inc.	50,850
3,200	L	Triumph Group, Inc.	135,872
18,800		United Technologies Corp.	1,007,680

			7,741,228

		Agriculture: 0.9%
15,700		Altria Group, Inc.	236,442
800	L	Bunge Ltd.	41,416
43,200		Philip Morris International, Inc.	1,879,632
2,000		Universal Corp.	59,740

			2,217,230

		Airlines: 0.3%
2,900	@	Alaska Air Group, Inc.	84,825
10,700	@	Continental Airlines, Inc.	193,242
7,200		Skywest, Inc.	133,920
15,100	@	UAL Corp.	166,402
13,800	@,L	US Airways Group, Inc.	106,674

			685,063

		Apparel: 0.4%
4,800	@	Carter’s, Inc.	92,448
13,700	@	Coach, Inc.	284,549
13,800		Jones Apparel Group, Inc.	80,868
3,200		Polo Ralph Lauren Corp.	145,312
11,900	@	Quiksilver, Inc.	21,896
3,400	@	Skechers USA, Inc.	43,588
8,300	@	Timberland Co.	95,865
11,000	@	Warnaco Group, Inc.	215,930
6,500		Wolverine World Wide, Inc.	136,760

			1,117,216

		Auto Manufacturers: 0.1%
4,000	@	Navistar International Corp.	85,520
14,100		Oshkosh Truck Corp.	125,349

			210,869

		Auto Parts & Equipment: 0.5%
9,900		ArvinMeritor, Inc.	28,215
8,900	@@	Autoliv, Inc.	190,994
7,600		BorgWarner, Inc.	165,452
1,000	@	Exide Technologies	5,290
22,500	@	Goodyear Tire & Rubber Co.	134,325
23,600		Johnson Controls, Inc.	428,576
11,900	@	Lear Corp.	16,779
7,600		Titan International, Inc.	62,700
17,200	@	TRW Automotive Holdings Corp.	61,920
10,700		WABCO Holdings, Inc.	168,953

			1,263,204

		Banks: 3.3%
101,708		Bank of America Corp.	1,432,049
4,100		Capital One Financial Corp.	130,749
3,000	L	Cathay General Bancorp.	71,250
19,800	L	Colonial BancGroup, Inc.	40,986
9,500	L	East-West Bancorp., Inc.	151,715
2,800	@@,L	First Bancorp. Puerto Rico	31,192
100		First Commonwealth Financial Corp.	1,238
26,024	L	First Horizon National Corp.	275,074
3,600		First Midwest Bancorp., Inc.	71,892
2,900		FirstMerit Corp.	59,711
9,800		Goldman Sachs Group, Inc.	827,022
1,100		Hancock Holding Co.	50,006
2,500		International Bancshares Corp.	54,575
60,300		JPMorgan Chase & Co.	1,901,259
5,700		National Penn Bancshares, Inc.	82,707
5,200		Old National Bancorp.	94,432
9,800	L	Pacific Capital Bancorp.	165,424
4,200	L	PacWest Bancorp	112,980
300		Park National Corp.	21,525
25,500	@@,L	Popular, Inc.	131,580
28,300		Regions Financial Corp.	225,268
2,300	L	Sterling Financial Corp.	20,240
6,200		Susquehanna Bancshares, Inc.	98,642
2,500		Trustmark Corp.	53,975
9,400		UCBH Holdings, Inc.	64,672
3,400		Umpqua Holdings Corp.	49,198
2,004	L	United Community Banks, Inc.	27,214
31,500		US Bancorp.	787,815
9,500	L	Webster Financial Corp.	130,910
34,000		Wells Fargo & Co.	1,002,320
1,700		Whitney Holding Corp.	27,183
400		Wintrust Financial Corp.	8,228
3,000	L	Zions Bancorp.	73,530

			8,276,561

		Beverages: 0.9%
28,000		Coca-Cola Co.	1,267,560
16,600		PepsiCo, Inc.	909,182

			2,176,742

		Biotechnology: 1.0%
25,200	@	Amgen, Inc.	1,455,300
100	@	Celera Corp.	1,113
4,000	@	Cubist Pharmaceuticals, Inc.	96,640
2,880	@	Facet Biotech Corp.	27,619
9,900	@	Genentech, Inc.	820,809
2,800	@,L	Martek Biosciences Corp.	84,868
14,400	@	PDL BioPharma, Inc.	88,992

			2,575,341

		Building Materials: 0.2%
4,100	@	Armstrong World Industries, Inc.	88,642
6,000		Lennox International, Inc.	193,740
5,300		Louisiana-Pacific Corp.	8,268
7,600	@,L	Owens Corning, Inc.	131,480
900		Simpson Manufacturing Co., Inc.	24,984

			447,114

		Chemicals: 1.7%
1,500		Air Products & Chemicals, Inc.	75,405
15,390		Ashland, Inc.	161,749
1,400		Cabot Corp.	21,420
9,100		Celanese Corp.	113,113
3,200		CF Industries Holdings, Inc.	157,312
28,700		Chemtura Corp.	40,180
4,300		Cytec Industries, Inc.	91,246
11,500		Dow Chemical Co.	173,535
4,000		Eastman Chemical Co.	126,840
4,800		EI Du Pont de Nemours & Co.	121,440

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Oppenheimer Main Street Portfolio®
as of December 31, 2008 (continued)

Shares			Value

		Chemicals (continued)
5,100		Ferro Corp.	$35,955
8,000		HB Fuller Co.	128,880
2,700		Minerals Technologies, Inc.	110,430
10,700		Monsanto Co.	752,745
34,100		Mosaic Co.	1,179,860
1,800		NewMarket Corp.	62,838
9,600	@@,L	Nova Chemicals Corp.	45,792
4,900		Olin Corp.	88,592
4,100	@	Rockwood Holdings, Inc.	44,280
9,700		RPM International, Inc.	128,913
3,500		Sherwin-Williams Co.	209,125
9,500		Terra Industries, Inc.	158,365
500		Valhi, Inc.	5,350
7,200		Valspar Corp.	130,248
3,500		Westlake Chemical Corp.	57,015
1,100	@	WR Grace & Co.	6,567

			4,227,195

		Coal: 0.1%
11,100		Foundation Coal Holdings, Inc.	155,622
8,500		Massey Energy Co.	117,215
2,500		Walter Industries, Inc.	43,775

			316,612

		Commercial Services: 1.7%
2,600		Aaron Rents, Inc.	69,212
2,800		Administaff, Inc.	60,704
900		Arbitron, Inc.	11,952
10,000	@	Avis Budget Group, Inc.	7,000
2,000	@	Brink’s Home Security Holdings, Inc.	43,840
7,500	@	Career Education Corp.	134,550
3,900		Chemed Corp.	155,103
26,700	@	Convergys Corp.	171,147
3,800	@,L	Corinthian Colleges, Inc.	62,206
3,300		Corporate Executive Board Co.	72,798
2,300	@,L	CoStar Group, Inc.	75,762
12,100		Deluxe Corp.	181,016
200	@	DynCorp International, Inc.	3,034
900	@,L	Emergency Medical Services Corp.	32,949
6,500		Equifax, Inc.	172,380
700	@	First Advantage Corp.	9,905
6,500	@	Gartner, Inc.	115,895
1,200		Heartland Payment Systems, Inc.	21,000
24,100	@	Hertz Global Holdings, Inc.	122,187
5,000	@	Hewitt Associates, Inc.	141,900
400		Hillenbrand, Inc.	6,672
10,400	@,L	Korn/Ferry International	118,768
5,900		Manpower, Inc.	200,541
18,900	@	Monster Worldwide, Inc.	228,501
21,300	@	MPS Group, Inc.	160,389
1,100	@	Navigant Consulting, Inc.	17,457
6,000	@,@@	Net 1 UEPS Technologies, Inc.	82,200
4,300	@	PHH Corp.	54,739
8,000	@	Rent-A-Center, Inc.	141,200
6,700	@	Resources Connection, Inc.	109,746
12,300		Robert Half International, Inc.	256,086
12,600		RR Donnelley & Sons Co.	171,108
1,700	@,L	RSC Holdings, Inc.	14,484
16,100		Service Corp. International	80,017
8,100	@	TeleTech Holdings, Inc.	67,635
3,180	@	Ticketmaster	20,416
10,400		Total System Services, Inc.	145,600
529	@	Tree.com, Inc.	1,375
3,800	@	TrueBlue, Inc.	36,366
17,543	@	United Rentals, Inc.	159,992
900		Viad Corp.	22,266
2,200	@,L	Vistaprint Ltd.	40,942
3,600		Watson Wyatt Worldwide, Inc.	172,152
27,900		Western Union Co.	400,086

			4,373,278

		Computers: 5.4%
900	@	Affiliated Computer Services, Inc.	41,355
17,000	@	Apple, Inc.	1,450,950
53,900	@	Brocade Communications Systems, Inc.	150,920
35,300	@	Cadence Design Systems, Inc.	129,198
7,800	@	Computer Sciences Corp.	274,092
14,000	@	Dell, Inc.	143,360
3,100	@,L	DST Systems, Inc.	117,738
3,900	@	Electronics for Imaging	37,284
53,400	@	EMC Corp.	559,098
114,400		Hewlett-Packard Co.	4,151,576
51,000		International Business Machines Corp.	4,292,160
4,100		Jack Henry & Associates, Inc.	79,581
8,300	@	Lexmark International, Inc.	223,270
6,400	@	Mentor Graphics Corp.	33,088
5,700	@	Micros Systems, Inc.	93,024
200		MTS Systems Corp.	5,328
13,000	@	NCR Corp.	183,820
8,000	@,L	NetApp, Inc.	111,760
11,800	@	Perot Systems Corp.	161,306
15,600	@,L	Sandisk Corp.	149,760
73,600		Seagate Technology, Inc.	326,048
130,700	I	Seagate Technology, Inc. — Escrow	1
40,800	@	Sun Microsystems, Inc.	155,856
1,700	@	SYKES Enterprises, Inc.	32,504
7,700	@,L	Synaptics, Inc.	127,512
10,600	@	Synopsys, Inc.	196,312
600		Syntel, Inc.	13,872
9,100	@	Teradata Corp.	134,953
19,400	@	Unisys Corp.	16,490
13,200	@	Western Digital Corp.	151,140

			13,543,356

		Cosmetics/Personal Care: 1.5%
1,300	@,L	Chattem, Inc.	92,989
58,032		Procter & Gamble Co.	3,587,538
500	@	Revlon, Inc. — Class A	3,335

			3,683,862

		Distribution/Wholesale: 0.3%
6,800	@	Fossil, Inc.	113,560
15,900	@	Ingram Micro, Inc.	212,901
3,000	@	LKQ Corp.	34,980
900		Owens & Minor, Inc.	33,885
1,300	L	Pool Corp.	23,361
500	@	Scansource, Inc.	9,635
3,200	@	Tech Data Corp.	57,088
1,500	@	United Stationers, Inc.	50,235
2,200	L	Watsco, Inc.	84,480
9,600	@	Wesco International, Inc.	184,608

			804,733

		Diversified Financial Services: 1.6%
1,000	@,L	Affiliated Managers Group, Inc.	41,920
12,400	@,L	AmeriCredit Corp.	94,736
8,200		Ameriprise Financial, Inc.	191,552
1,800		Blackrock, Inc.	241,470
27,000	L	CIT Group, Inc.	122,580
25,950		Discover Financial Services	247,304
44,700	@,L	E*Trade Financial Corp.	51,405
8,600		Franklin Resources, Inc.	548,508
600		GAMCO Investors, Inc.	16,392
1,600	L	Greenhill & Co., Inc.	111,632
6,800	@	Interactive Brokers Group, Inc.	121,652

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Oppenheimer Main Street Portfolio®
as of December 31, 2008 (continued)

Shares			Value

		Diversified Financial Services (continued)
2,000	@	Investment Technology Group, Inc.	$45,440
11,400		Janus Capital Group, Inc.	91,542
2,700		Jefferies Group, Inc.	37,962
2,200	@,L	KBW, Inc.	50,600
8,900	@	Knight Capital Group, Inc.	143,735
2,300	@@	Lazard Ltd.	68,402
8,300		Legg Mason, Inc.	181,853
1,900		Nelnet, Inc.	27,227
16,100		NYSE Euronext	440,818
3,000	@	Piper Jaffray Cos.	119,280
2,100	@	Stifel Financial Corp.	96,285
500		Student Loan Corp.	20,500
14,600	L	T. Rowe Price Group, Inc.	517,424
30,900	@,L	TD Ameritrade Holding Corp.	440,325
600		Waddell & Reed Financial, Inc.	9,276

			4,079,820

		Electric: 0.5%
6,400		Avista Corp.	124,032
500		CH Energy Group, Inc.	25,695
46,700		Duke Energy Corp.	700,967
1,400		Integrys Energy Group, Inc.	60,172
7,100	@	Mirant Corp.	133,977
18,000	@	Reliant Energy, Inc.	104,040
3,000		Unisource Energy Corp.	88,080

			1,236,963

		Electrical Components & Equipment: 0.7%
9,300		Belden CDT, Inc.	194,184
25,200		Emerson Electric Co.	922,572
26,300	@	GrafTech International Ltd.	218,816
3,900		Hubbell, Inc.	127,452
100	@	Littelfuse, Inc.	1,660
12,600		Molex, Inc.	182,574

			1,647,258

		Electronics: 1.3%
20,300	@	Agilent Technologies, Inc.	317,289
6,000		Amphenol Corp.	143,880
1,200	L	Analogic Corp.	32,736
10,500	@	Arrow Electronics, Inc.	197,820
11,600	@	Avnet, Inc.	211,236
4,900		AVX Corp.	38,906
14,400	@	Benchmark Electronics, Inc.	183,888
2,200		Brady Corp.	52,690
6,100	@	Cogent, Inc.	82,777
2,600	@	Coherent, Inc.	55,796
4,000	@	Cymer, Inc.	87,640
4,000	@	Dolby Laboratories, Inc.	131,040
1,300	@	FEI Co.	24,518
9,400		Gentex Corp.	83,002
1,600	@,L	Itron, Inc.	101,984
21,700		Jabil Circuit, Inc.	146,475
1,800	@	L-1 Identity Solutions, Inc.	12,132
5,000		National Instruments Corp.	121,800
3,400	@	Plexus Corp.	57,630
2,000	@	Rofin-Sinar Technologies, Inc.	41,160
1,100		Technitrol, Inc.	3,828
3,400	@	Thermo Electron Corp.	115,838
6,200	@	Thomas & Betts Corp.	148,924
9,300	@	Trimble Navigation Ltd.	200,973
13,500	@@	Tyco Electronics Ltd.	218,835
1,400	@	Varian, Inc.	46,914
32,500	@	Vishay Intertechnology, Inc.	111,150
5,000		Watts Water Technologies, Inc.	124,850
6,800		Woodward Governor Co.	156,536

			3,252,247

		Engineering & Construction: 0.7%
200	@	Aecom Technology Corp.	6,146
11,700	@@,L	Chicago Bridge & Iron Co. NV	117,585
11,900	@	EMCOR Group, Inc.	266,917
14,800		Fluor Corp.	664,076
4,600		Granite Construction, Inc.	202,078
3,300		KBR, Inc.	50,160
2,600	@	McDermott International, Inc.	25,688
9,000	@	Perini Corp.	210,420
5,100	@	Shaw Group, Inc.	104,397

			1,647,467

		Entertainment: 0.2%
1,400	@	Bally Technologies, Inc.	33,642
8,300	@	DreamWorks Animation SKG, Inc.	209,658
2,800		International Speedway Corp.	80,444
2,300		Speedway Motorsports, Inc.	37,053
3,400	@,L	Vail Resorts, Inc.	90,440
5,300	L	Warner Music Group Corp.	16,006

			467,243

		Environmental Control: 0.2%
1,000	@	Clean Harbors, Inc.	63,440
2,200	@	Darling International, Inc.	12,078
500		Energy Solutions, Inc.	2,825
8,900		Nalco Holding Co.	102,706
9,700		Waste Management, Inc.	321,458

			502,507

		Food: 1.0%
4,200		Del Monte Foods Co.	29,988
900	@,@@	Fresh Del Monte Produce, Inc.	20,178
27,100		Kroger Co.	715,711
200	@	M&F Worldwide Corp.	3,090
1,100	@	Ralcorp Holdings, Inc.	64,240
71,400		Safeway, Inc.	1,697,178
4,800		Supervalu, Inc.	70,080
400		Weis Markets, Inc.	13,452
500	@	Winn-Dixie Stores, Inc.	8,050

			2,621,967

		Forest Products & Paper: 0.2%
63,800	@,@@	Domtar Corp.	106,546
25,700		International Paper Co.	303,260
5,400		MeadWestvaco Corp.	60,426

			470,232

		Gas: 0.1%
1,900		Laclede Group, Inc.	88,996
100		South Jersey Industries, Inc.	3,985
1,700		Southwest Gas Corp.	42,874
1,900		WGL Holdings, Inc.	62,111

			197,966

		Hand/Machine Tools: 0.4%
10,500		Baldor Electric Co.	187,425
11,300		Kennametal, Inc.	250,747
3,900		Lincoln Electric Holdings, Inc.	198,627
900		Regal-Beloit Corp.	34,191
4,800		Snap-On, Inc.	189,024
4,300		Stanley Works	146,630

			1,006,644

		Healthcare — Products: 1.8%
600	@	American Medical Systems Holdings, Inc.	5,394
3,900		Hill-Rom Holdings, Inc.	64,194
1,900	@,L	Inverness Medical Innovations, Inc.	35,929
65,100		Johnson & Johnson	3,894,933
5,500		Medtronic, Inc.	172,810
2,400	@	Sirona Dental Systems, Inc.	25,200

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Oppenheimer Main Street Portfolio®
as of December 31, 2008 (continued)

Shares			Value

		Healthcare — Products (continued)
1,800		Steris Corp.	$43,002
9,100	@	Zimmer Holdings, Inc.	367,822

			4,609,284

		Healthcare — Services: 2.5%
80,300		Aetna, Inc.	2,288,548
8,400	@	AMERIGROUP Corp.	247,968
6,300	L	Brookdale Senior Living, Inc.	35,154
8,900	@	Centene Corp.	175,419
14,100		Cigna Corp.	237,585
2,300	@	Community Health Systems, Inc.	33,534
7,900	@	Coventry Health Care, Inc.	117,552
13,300	@	Health Net, Inc.	144,837
4,000	@	Healthspring, Inc.	79,880
5,500	@	Kindred Healthcare, Inc.	71,610
7,300	@	LifePoint Hospitals, Inc.	166,732
5,000	@	Lincare Holdings, Inc.	134,650
1,200	@	Magellan Health Services, Inc.	46,992
900	@,L	Molina Healthcare, Inc.	15,849
2,400	@	Pediatrix Medical Group, Inc.	76,080
3,700		Universal Health Services, Inc.	139,009
3,900	@	WellCare Health Plans, Inc.	50,154
53,300	@	WellPoint, Inc.	2,245,529

			6,307,082

		Home Builders: 0.2%
7,900	L	Centex Corp.	84,056
3,700	L	KB Home	50,394
11,900		Lennar Corp.	103,173
1,000		MDC Holdings, Inc.	30,300
1,900	@	Meritage Homes Corp.	23,123
1,400		Pulte Homes, Inc.	15,302
5,000		Ryland Group, Inc.	88,350
7,800	L	Thor Industries, Inc.	102,804

			497,502

		Home Furnishings: 0.1%
9,300		Harman International Industries, Inc.	155,589
11,200	L	Tempur-Pedic International, Inc.	79,408

			234,997

		Household Products/Wares: 0.1%
6,400		American Greetings Corp.	48,448
1,500	@	Jarden Corp.	17,250
2,700		Scotts Miracle-Gro Co.	80,244

			145,942

		Housewares: 0.1%
6,300		Toro Co.	207,900

			207,900

		Insurance: 3.8%
4,200		Allied World Assurance Holdings Ltd.	170,520
7,700		Allstate Corp.	252,252
9,500		American Financial Group, Inc.	217,360
100		American National Insurance	7,373
600		Amtrust Financial Services, Inc.	6,960
1,700	@,@@	Arch Capital Group Ltd.	119,170
7,900	@@	Aspen Insurance Holdings Ltd.	191,575
4,000	@@,L	Assured Guaranty Ltd.	45,600
7,800	@@	Axis Capital Holdings Ltd.	227,136
320	@	Berkshire Hathaway, Inc. — Class B	1,028,480
10,600		Brown & Brown, Inc.	221,540
19,900		Chubb Corp.	1,014,900
4,300		Cincinnati Financial Corp.	125,001
9,600		CNA Financial Corp.	157,824
800	@	CNA Surety Corp.	15,360
6,000	@	Conseco, Inc.	31,080
5,800		Delphi Financial Group	106,952
4,700		Employers Holdings, Inc.	77,550
3,200	@@	Endurance Specialty Holdings Ltd.	97,696
200	L	FBL Financial Group, Inc.	3,090
3,900		Fidelity National Title Group, Inc.	69,225
1,000		First American Corp.	28,890
300		Flagstone Reinsurance Holdings Ltd.	2,931
21,800		Genworth Financial, Inc.	61,694
3,500		Hanover Insurance Group, Inc.	150,395
1,600		Harleysville Group, Inc.	55,568
5,400		Hartford Financial Services Group, Inc.	88,668
5,200		HCC Insurance Holdings, Inc.	139,100
200		Infinity Property & Casualty Corp.	9,346
6,300	@@	IPC Holdings Ltd.	188,370
9,100		Lincoln National Corp.	171,444
29,545		Loews Corp.	834,646
6,500	@@	Max Re Capital Ltd.	115,050
11,900		MGIC Investment Corp.	41,412
2,700	@@	Montpelier Re Holdings Ltd.	45,333
1,300		Nationwide Financial Services	67,873
800	@	Navigators Group, Inc.	43,928
4,300		Odyssey Re Holdings Corp.	222,783
6,800		Old Republic International Corp.	81,056
2,000		OneBeacon Insurance Group Ltd.	20,880
2,600	@@	PartnerRe Ltd.	185,302
5,500		Phoenix Cos., Inc.	17,985
6,000	@@	Platinum Underwriters Holdings Ltd.	216,480
2,500	@	ProAssurance Corp.	131,950
12,600		Protective Life Corp.	180,810
22,100		Prudential Financial, Inc.	668,746
1,900		RLI Corp.	116,204
4,200		Selective Insurance Group	96,306
4,400		Stancorp Financial Group, Inc.	183,788
400		State Auto Financial Corp.	12,024
1,100		Transatlantic Holdings, Inc.	44,066
14,900		Travelers Cos., Inc.	673,480
800		United Fire & Casualty Co.	24,856
5,400		Unitrin, Inc.	86,076
2,600	@	Universal American Financial Corp.	22,932
300		Validus Holdings Ltd.	7,848
9,200		WR Berkley Corp.	285,200
9,200	@@	XL Capital, Ltd.	34,040
2,000		Zenith National Insurance Corp.	63,140

			9,607,244

		Internet: 2.4%
11,600	@	Akamai Technologies, Inc.	175,044
9,800	@	Avocent Corp.	175,518
7,400	@	Digital River, Inc.	183,520
16,400	@,L	Earthlink, Inc.	110,864
28,200	@	eBay, Inc.	393,672
19,900	@	Expedia, Inc.	163,976
11,500	@	F5 Networks, Inc.	262,890
2,200	@	Google, Inc. — Class A	676,830
200	@	IAC/InterActiveCorp	3,146
10,000	@	j2 Global Communications, Inc.	200,400
34,800	@	Liberty Media Corp. — Interactive — Class A	108,576
8,400	@,L	NetFlix, Inc.	251,076
2,900	@	Priceline.com, Inc.	213,585
1,500	@	RealNetworks, Inc.	5,295
14,900	@	Sapient Corp.	66,156
2,800	@,@@	Sohucom, Inc.	132,552

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Oppenheimer Main Street Portfolio®
as of December 31, 2008 (continued)

Shares			Value

		Internet (continued)
173,900	@	Symantec Corp.	$2,351,128
37,700	@	TIBCO Software, Inc.	195,663
16,300	@	Valueclick, Inc.	111,492
8,900	@	VeriSign, Inc.	169,812

			5,951,195

		Iron/Steel: 1.2%
19,100		AK Steel Holding Corp.	178,012
5,900		Allegheny Technologies, Inc.	150,627
9,700		Carpenter Technology Corp.	199,238
41,400		Nucor Corp.	1,912,680
500		Olympic Steel, Inc.	10,185
7,400		Reliance Steel & Aluminum Co.	147,556
5,800		Schnitzer Steel Industries, Inc.	218,370
6,800		United States Steel Corp.	252,960

			3,069,628

		Leisure Time: 0.3%
17,100		Brunswick Corp.	71,991
12,100		Callaway Golf Co.	112,409
11,500		Carnival Corp.	279,680
3,180	@	Interval Leisure Group, Inc.	17,140
2,900	@,L	Life Time Fitness, Inc.	37,555
3,500	L	Polaris Industries, Inc.	100,275
6,700	@	WMS Industries, Inc.	180,230

			799,280

		Lodging: 0.1%
1,600		Ameristar Casinos, Inc.	13,824
15,500	L	Boyd Gaming Corp.	73,315
18,400		Wyndham Worldwide Corp.	120,520

			207,659

		Machinery — Construction & Mining: 0.8%
7,300		Bucyrus International, Inc.	135,196
37,400		Caterpillar, Inc.	1,670,658
5,900		Joy Global, Inc.	135,051
4,500	@	Terex Corp.	77,940

			2,018,845

		Machinery — Diversified: 1.2%
900	@	AGCO Corp.	21,231
4,700		Applied Industrial Technologies, Inc.	88,924
4,800	L	Briggs & Stratton Corp.	84,432
1,700	@	Chart Industries, Inc.	18,071
1,900		Cognex Corp.	28,120
36,900		Cummins, Inc.	986,337
7,400		Deere & Co.	283,568
800		Flowserve Corp.	41,200
8,658	@	Gardner Denver, Inc.	202,078
5,000		Graco, Inc.	118,650
7,000		IDEX Corp.	169,050
3,200	@	Intermec, Inc.	42,496
18,100		Manitowoc Co., Inc.	156,746
3,900		Nordson Corp.	125,931
6,100		Robbins & Myers, Inc.	98,637
6,100		Rockwell Automation, Inc.	196,664
1,700		Roper Industries, Inc.	73,797
300		Sauer-Danfoss, Inc.	2,625
300		Wabtec Corp.	11,925
8,700	@	Zebra Technologies Corp.	176,262

			2,926,744

		Media: 3.3%
10,900		Cablevision Systems Corp.	183,556
140,900		CBS Corp. — Class B	1,153,971
700	@,@@, L	Central European Media Enterprises Ltd.	15,204
3,700	@,L	Cox Radio, Inc.	22,237
25,700	@	DIRECTV Group, Inc.	588,787
15,300	@	Dish Network Corp.	169,677
3,200	L	Factset Research Systems, Inc.	141,568
14,600	L	Gannett Co., Inc.	116,800
500		Hearst-Argyle Television, Inc.	3,030
3,000	@	Liberty Media Corp. — Capital Shares A	14,130
9,400	@	Liberty Media Corp. — Entertainment	164,312
19,600		McGraw-Hill Cos., Inc.	454,524
200	@	Mediacom Communications Corp.	860
9,400	L	Meredith Corp.	160,928
119,200		News Corp. — Class A	1,083,528
4,900		Scholastic Corp.	66,542
270,900		Time Warner, Inc.	2,725,254
15,600	@	Viacom — Class B	297,336
43,300		Walt Disney Co.	982,477

			8,344,721

		Metal Fabricate/Hardware: 0.5%
2,700		CIRCOR International, Inc.	74,250
13,400		Commercial Metals Co.	159,058
5,900		Mueller Industries, Inc.	147,972
10,100	L	Mueller Water Products, Inc.	84,840
8,200		Precision Castparts Corp.	487,736
13,100		Timken Co.	257,153
8,200	L	Worthington Industries	90,364

			1,301,373

		Mining: 1.9%
123,400		Alcoa, Inc.	1,389,484
10,600	@,L	Century Aluminum Co.	106,000
800		Compass Minerals International, Inc.	46,928
50,500		Freeport-McMoRan Copper & Gold, Inc.	1,234,220
1,600	L	Kaiser Aluminum Corp.	36,032
300	@	RTI International Metals, Inc.	4,293
115,600	L	Southern Copper Corp.	1,856,536

			4,673,493

		Miscellaneous Manufacturing: 4.0%
13,300		3M Co.	765,282
3,900		Actuant Corp.	74,178
6,600		Acuity Brands, Inc.	230,406
100		Ameron International Corp.	6,292
3,700		AO Smith Corp.	109,224
2,600		Barnes Group, Inc.	37,700
3,400		Brink’s Co.	91,392
800		Carlisle Cos., Inc.	16,560
6,500	@,L	Ceradyne, Inc.	132,015
3,900		Cooper Industries Ltd.	113,997
6,100		Crane Co.	105,164
9,000		Dover Corp.	296,280
400		Eaton Corp.	19,884
4,000	@	EnPro Industries, Inc.	86,160
220,700		General Electric Co.	3,575,340
6,700		Harsco Corp.	185,456
28,700		Honeywell International, Inc.	942,221
21,200		Illinois Tool Works, Inc.	743,060
42,000	@@	Ingersoll-Rand Co.	728,700
1,800		Koppers Holdings, Inc.	38,916
35,200		Parker Hannifin Corp.	1,497,408
10,200		Trinity Industries, Inc.	160,752
4,000	@@	Tyco International Ltd.	86,400

			10,042,787

		Office Furnishings: 0.2%
7,400		Herman Miller, Inc.	96,422
8,200	L	HNI, Corp.	129,888
7,000		Interface, Inc.	32,480
20,600		Steelcase, Inc.	115,772

			374,562

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Oppenheimer Main Street Portfolio®
as of December 31, 2008 (continued)

Shares			Value

		Office/Business Equipment: 0.7%
8,500		Pitney Bowes, Inc.	$216,580
198,000		Xerox Corp.	1,578,060

			1,794,640

		Oil & Gas: 17.6%
58,300		Anadarko Petroleum Corp.	2,247,465
35,400		Apache Corp.	2,638,362
1,400	@	Arena Resources, Inc.	39,326
7,700		Berry Petroleum Co.	58,212
4,500	@	Bill Barrett Corp.	95,085
400	@,L	BPZ Energy, Inc.	2,560
2,400	@	Carrizo Oil & Gas, Inc.	38,640
20,100		Chesapeake Energy Corp.	325,017
74,994		Chevron Corp.	5,547,306
5,100		Cimarex Energy Co.	136,578
400	@	Clayton Williams Energy, Inc.	18,176
75,900		ConocoPhillips	3,931,620
200	@	Contango Oil & Gas Co.	11,260
2,500	@	CVR Energy, Inc.	10,000
3,700	@,L	Delta Petroleum Corp.	17,612
12,300	@	Denbury Resources, Inc.	134,316
14,600		Devon Energy Corp.	959,366
5,200		Diamond Offshore Drilling	306,488
4,200	@	Encore Acquisition Co.	107,184
6,100		ENSCO International, Inc.	173,179
143,400		ExxonMobil Corp.	11,447,622
14,500		Frontier Oil Corp.	183,135
4,700		Helmerich & Payne, Inc.	106,925
30,500		Hess Corp.	1,636,020
3,300		Holly Corp.	60,159
61,700		Marathon Oil Corp.	1,688,112
15,400	@	Mariner Energy, Inc.	157,080
3,200	@	McMoRan Exploration Co.	31,360
27,500		Murphy Oil Corp.	1,219,625
11,300	@,@@	Nabors Industries Ltd.	135,261
53,300		Noble Corp.	1,177,397
24,200		Noble Energy, Inc.	1,191,124
61,500		Occidental Petroleum Corp.	3,689,385
12,300	@	Parker Drilling Co.	35,670
11,200		Patterson-UTI Energy, Inc.	128,912
600	@	Pioneer Drilling Co.	3,342
3,800		Pioneer Natural Resources Co.	61,484
7,000	@	Plains Exploration & Production Co.	162,680
1,003	@@	Precision Drilling Trust	8,415
7,900	@	Pride International, Inc.	126,242
10,700	@	Quicksilver Resources, Inc.	59,599
6,200	@	Rosetta Resources, Inc.	43,896
1,800		St. Mary Land & Exploration Co.	36,558
11,081	@	Stone Energy Corp.	122,113
5,600		Sunoco, Inc.	243,376
6,700	@	Swift Energy Co.	112,627
23,000		Tesoro Corp.	302,910
12,200	@	Transocean, Ltd.	576,450
6,200	@	Unit Corp.	165,664
82,500		Valero Energy Corp.	1,785,300
11,600		W&T Offshore, Inc.	166,112
1,100	@	Whiting Petroleum Corp.	36,806
18,900		XTO Energy, Inc.	666,603

			44,365,716

		Oil & Gas Services: 1.9%
25,400		Baker Hughes, Inc.	814,578
2,700	@	Basic Energy Services, Inc.	35,208
12,000		BJ Services Co.	140,040
12,800	@	Complete Production Services, Inc.	104,320
8,800	@	Dresser-Rand Group, Inc.	151,800
2,200	@	Dril-Quip, Inc.	45,122
4,000	@,L	Exterran Holdings, Inc.	85,200
39,100		Halliburton Co.	710,838
5,700	@	Helix Energy Solutions Group, Inc.	41,268
23,500	@	Key Energy Services, Inc.	103,635
1,100		Lufkin Industries, Inc.	37,950
21,300	@	National Oilwell Varco, Inc.	520,572
4,200	@	Oceaneering International, Inc.	122,388
9,800	@	Oil States International, Inc.	183,162
23,600		Schlumberger Ltd.	998,988
2,800	@	SEACOR Holdings, Inc.	186,620
1,000		Smith International, Inc.	22,890
8,900	@	Superior Energy Services	141,777
2,000	@	Tetra Technologies, Inc.	9,720
38,200	@	Weatherford International Ltd.	413,324

			4,869,400

		Packaging & Containers: 0.4%
21,900	@	Jefferson Smurfit Corp.	5,585
9,300	@	Owens-Illinois, Inc.	254,169
4,400		Packaging Corp. of America	59,224
3,000		Rock-Tenn Co.	102,540
11,200		Sealed Air Corp.	167,328
7,400		Sonoco Products Co.	171,384
27,900		Temple-Inland, Inc.	133,920

			894,150

		Pharmaceuticals: 3.5%
10,600		Abbott Laboratories	565,722
2,200		Cardinal Health, Inc.	75,834
1,900	@	Catalyst Health Solutions, Inc.	46,265
29,800		Eli Lilly & Co.	1,200,046
7,200	@	Endo Pharmaceuticals Holdings, Inc.	186,336
12,240	@	Forest Laboratories, Inc.	311,753
9,100	@@	Herbalife Ltd.	197,288
25,900	@	King Pharmaceuticals, Inc.	275,058
500	@	KV Pharmaceutical Co.	1,440
12,500		Medicis Pharmaceutical Corp.	173,750
52,600		Merck & Co., Inc.	1,599,040
9,100	@	NBTY, Inc.	142,415
4,400		Omnicare, Inc.	122,144
201,500		Pfizer, Inc.	3,568,565
7,700	@	Sepracor, Inc.	84,546
400	@	Warner Chilcott Ltd.	5,800
5,100	@	Watson Pharmaceuticals, Inc.	135,507
5,900		Wyeth	221,309

			8,912,818

		Real Estate: 0.0%
10,300	@	CB Richard Ellis Group, Inc.	44,496
5,500	L	Forest City Enterprises, Inc.	36,850
1,400		Jones Lang LaSalle, Inc.	38,780

			120,126

		Retail: 4.6%
8,100	L	Abercrombie & Fitch Co.	186,867
14,400	@	Aeropostale, Inc.	231,840
15,700		American Eagle Outfitters	146,952
18,500	@	AnnTaylor Stores Corp.	106,745
22,100	@,L	Autonation, Inc.	218,348
9,500		Barnes & Noble, Inc.	142,500
5,900		Bebe Stores, Inc.	44,073
52,100		Best Buy Co., Inc.	1,464,531
9,800	@	Big Lots, Inc.	142,002
4,100		Bob Evans Farms, Inc.	83,763
13,100		Brinker International, Inc.	138,074
5,500		Buckle, Inc.	120,010
3,900		Casey’s General Stores, Inc.	88,803
5,800		Cash America International, Inc.	158,630
6,600	@	CEC Entertainment, Inc.	160,050
7,600	@	Childrens Place Retail Stores, Inc.	164,768
129	@	Chipotle Mexican Grill, Inc.	7,390

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Oppenheimer Main Street Portfolio®
as of December 31, 2008 (continued)

Shares			Value

		Retail (continued)
3,200	@	Copart, Inc.	$87,008
10,200		CVS Caremark Corp.	293,148
17,000		Dillard’s, Inc.	67,490
6,300	@	Dollar Tree, Inc.	263,340
10,900	@,L	Dress Barn, Inc.	117,066
1,400	@	Ezcorp, Inc.	21,294
12,600		Foot Locker, Inc.	92,484
85,300		Gap, Inc.	1,142,167
5,300		Guess ?, Inc.	81,355
2,300	@	Gymboree Corp.	60,007
15,700		Home Depot, Inc.	361,414
3,180	@	HSN, Inc.	23,119
700	@,L	J Crew Group, Inc.	8,540
8,400	@	Jack in the Box, Inc.	185,556
8,400	@	Kohl’s Corp.	304,080
19,900		Limited Brands, Inc.	199,796
28,000		Liz Claiborne, Inc.	72,800
4,500		Lowe’s Cos., Inc.	96,840
19,500		Macy’s, Inc.	201,825
6,500		McDonald’s Corp.	404,235
8,800	L	Men’s Wearhouse, Inc.	119,152
4,600		MSC Industrial Direct Co.	169,418
9,400	L	Nordstrom, Inc.	125,114
2,800		Nu Skin Enterprises, Inc.	29,204
32,800	@	Office Depot, Inc.	97,744
1,400		OfficeMax, Inc.	10,696
2,200	@	Panera Bread Co.	114,928
1,000	@	Papa John’s International, Inc.	18,430
6,100	L	Penske Auto Group, Inc.	46,848
7,200		Phillips-Van Heusen	144,936
11,600		RadioShack Corp.	138,504
2,600		Regis Corp.	37,778
2,800		Ross Stores, Inc.	83,244
10,800	@	Sally Beauty Holdings, Inc.	61,452
3,600	@	Sonic Corp.	43,812
6,400	L	Talbots, Inc.	15,296
14,300		TJX Cos., Inc.	294,151
5,500	@	Tractor Supply Co.	198,770
3,000	@	Urban Outfitters, Inc.	44,940
35,500		Wal-Mart Stores, Inc.	1,990,130
19,900		Williams-Sonoma, Inc.	156,414
7,000	@,L	Zale Corp.	23,310

			11,653,181

		Savings & Loans: 0.0%
2,600		NewAlliance Bancshares, Inc.	34,242
100		Northwest Bancorp, Inc.	2,138
3,600		Provident Financial Services, Inc.	55,080

			91,460

		Semiconductors: 5.0%
3,700	@,L	Advanced Micro Devices, Inc.	7,992
17,900		Altera Corp.	299,109
34,400	@	Amkor Technology, Inc.	74,992
14,000		Analog Devices, Inc.	266,280
153,600		Applied Materials, Inc.	1,555,968
29,000	@	Atmel Corp.	90,770
18,900	@	Broadcom Corp.	320,733
2,300	@	Cabot Microelectronics Corp.	59,961
22,100	@	Emulex Corp.	154,258
6,100	@	Entegris, Inc.	13,359
28,700	@	Fairchild Semiconductor International, Inc.	140,343
31,900	@	Integrated Device Technology, Inc.	178,959
278,500		Intel Corp.	4,082,810
5,200	@	International Rectifier Corp.	70,200
16,700		Intersil Corp.	153,473
9,800		KLA-Tencor Corp.	213,542
52,400	@	LSI Logic Corp.	172,396
27,900	@,@@	Marvell Technology Group Ltd.	186,093
12,300	@	MEMC Electronic Materials, Inc.	175,644
3,100	@	Microsemi Corp.	39,184
10,500	@	MKS Instruments, Inc.	155,295
12,200		National Semiconductor Corp.	122,854
13,700	@	Novellus Systems, Inc.	169,058
23,800	@	Nvidia Corp.	192,066
12,600	@	ON Semiconductor Corp.	42,840
28,300	@	PMC — Sierra, Inc.	137,538
700		Power Integrations, Inc.	13,916
19,700	@	QLogic Corp.	264,768
14,100	@	Semtech Corp.	158,907
7,500	@	Silicon Laboratories, Inc.	185,850
14,100	@	Skyworks Solutions, Inc.	78,114
41,000	@	Teradyne, Inc.	173,020
3,000	@	Tessera Technologies, Inc.	35,640
148,700		Texas Instruments, Inc.	2,307,824
5,700	@	Varian Semiconductor Equipment Associates, Inc.	103,284
6,700	@,@@	Verigy Ltd.	64,454
12,100		Xilinx, Inc.	215,622

			12,677,116

		Software: 4.7%
15,000		Acxiom Corp.	121,650
4,400	@	Adobe Systems, Inc.	93,676
600	@	Advent Software, Inc.	11,982
2,000	@,L	Allscripts Healthcare Solutions, Inc.	19,840
800	@	American Reprographics Co.	5,520
4,300	@	Ansys, Inc.	119,927
11,700	@	Autodesk, Inc.	229,905
2,800	@,L	Avid Technology, Inc.	30,548
3,200	@	BMC Software, Inc.	86,112
12,000		Broadridge Financial Solutions ADR	150,480
31,723		CA, Inc.	587,827
5,200	@,@@	Check Point Software Technologies	98,748
8,200	@	Citrix Systems, Inc.	193,274
31,200	@	Compuware Corp.	210,600
2,000	@	Concur Technologies, Inc.	65,640
4,400	@	CSG Systems International	76,868
11,000		Fair Isaac Corp.	185,460
4,200		Fidelity National Information Services, Inc.	68,334
2,000		IMS Health, Inc.	30,320
5,800	@	Informatica Corp.	79,634
8,400	@	Lawson Software, Inc.	39,816
289,500		Microsoft Corp.	5,627,880
400	@	MicroStrategy, Inc.	14,852
13,700	@	Nuance Communications, Inc.	141,932
3,900	@,@@, L	Open Text Corp.	117,507
136,935	@	Oracle Corp.	2,427,858
15,100	@	Parametric Technology Corp.	191,015
3,100	@	Progress Software Corp.	59,706
11,300	@	Quest Software, Inc.	142,267
5,000		SEI Investments Co.	78,550
2,100	@	Solera Holdings, Inc.	50,610
8,600	@	Sybase, Inc.	213,022
2,700	@	SYNNEX Corp.	30,591
11,400	@	Take-Two Interactive Software, Inc.	86,184
3,000	@	THQ, Inc.	12,570
13,200	@	Wind River Systems, Inc.	119,196

			11,819,901

		Telecommunications: 6.5%
39,400	@	3Com Corp.	89,832
9,500		Adtran, Inc.	141,360
12,300	@,@@	Amdocs Ltd.	224,967
4,500	@	Anixter International, Inc.	135,540
149,800		AT&T, Inc.	4,269,300

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Oppenheimer Main Street Portfolio®
as of December 31, 2008 (continued)

Shares			Value

		Telecommunications (continued)
8,400	@	Atheros Communications, Inc.	$120,204
6,200	@	Centennial Communications Corp.	49,972
16,100	@,L	Ciena Corp.	107,870
19,100	@	Cincinnati Bell, Inc.	36,863
240,800	@	Cisco Systems, Inc.	3,925,040
11,700	@	CommScope, Inc.	181,818
1,100	@	Comtech Telecommunications	50,402
36,400		Corning, Inc.	346,892
5,420	@	EchoStar Holding Corp.	80,595
8,700		Embarq Corp.	312,852
1,400	@	Global Crossing Ltd.	11,116
5,800		Harris Corp.	220,690
6,500	@,L	InterDigital, Inc.	178,750
50,800	@,L	JDS Uniphase Corp.	185,420
7,500	@	Mastec, Inc.	86,850
6,400	@	NeuStar, Inc.	122,432
7,700	@	NII Holdings, Inc.	139,986
4,300		NTELOS Holdings Corp.	106,038
11,800		Plantronics, Inc.	155,760
8,600	@	Polycom, Inc.	116,186
5,500	@	Premier Global Services, Inc.	47,355
31,700		Qualcomm, Inc.	1,135,811
64,900	L	Qwest Communications International, Inc.	236,236
15,000	@	RF Micro Devices, Inc.	11,700
164,187		Sprint Nextel Corp.	300,462
1,100	@	Starent Networks Corp.	13,123
8,400	@	Syniverse Holdings, Inc.	100,296
8,600	@	Tekelec	114,724
7,300		Telephone & Data Systems, Inc.	231,775
55,600	@	Tellabs, Inc.	229,072
18,400	@,L	TW Telecom, Inc.	155,848
2,900	@	US Cellular Corp.	125,396
57,800		Verizon Communications, Inc.	1,959,420
600	@,L	Viasat, Inc.	14,448
21,100		Windstream Corp.	194,120

			16,266,521

		Textiles: 0.0%
800		Unifirst Corp.	23,752

			23,752

		Transportation: 0.9%
2,200		Alexander & Baldwin, Inc.	55,132
6,100	L	Arkansas Best Corp.	183,671
6,500		CSX Corp.	211,055
1,300	@@,L	Excel Maritime Carriers Ltd.	9,152
3,700	@@,L	Frontline Ltd.	109,557
5,700	L	Genco Shipping & Trading Ltd.	84,360
1,800	@	Gulfmark Offshore, Inc.	42,822
3,000		Heartland Express, Inc.	47,280
3,000	@	HUB Group, Inc.	79,590
1,300	@	Kirby Corp.	35,568
100	@@,L	Nordic American Tanker Shipping	3,375
18,800		Norfolk Southern Corp.	884,540
200	@	Old Dominion Freight Line	5,692
4,600		Overseas Shipholding Group	193,706
1,800		Pacer International, Inc.	18,774
400		Ryder System, Inc.	15,512
300	@,@@	TBS International Ltd.	3,009
3,500		Tidewater, Inc.	140,945
2,900	@@	UTI Worldwide, Inc.	41,586
9,400		Werner Enterprises, Inc.	162,996
5,500	@,L	YRC Worldwide, Inc.	15,785

			2,344,107

		Trucking & Leasing: 0.0%
200	@	Amerco, Inc.	6,906
2,100		GATX Corp.	65,037
900	@@	Textainer Group Holdings Ltd.	9,540

			81,483

		Water: 0.0%
100	@,L	Pico Holdings, Inc.	2,658

			2,658

		Total Common Stock (Cost $354,987,767)	248,177,213

		Total Long-Term Investments (Cost $354,987,767)	248,177,213

SHORT-TERM INVESTMENTS: 4.3%

		Affiliated Mutual Fund: 1.0%
2,499,042		ING Institutional Prime Money Market Fund — Class I	2,499,042

		Total Mutual Fund (Cost $2,499,042)	2,499,042

Principal
Amount			Value

		Securities Lending CollateralCC: 3.3%
$8,520,461		Bank of New York Mellon Corp. Institutional Cash Reserves	$8,415,873

		Total Securities Lending Collateral (Cost $8,520,461)	8,415,873

		Total Short-Term Investments (Cost $11,019,503)	10,914,915

	Total Investments in Securities
	(Cost $366,007,270)*	103.0%	$259,092,128
	Other Assets and Liabilities - Net	(3.0)	(7,584,458)

	Net Assets	100.0%	$251,507,670

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
I	Illiquid security
L	Loaned security, a portion or all of the security is on loan at December 31, 2008.

*	Cost for federal income tax purposes is $371,709,034.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$3,623,539
Gross Unrealized Depreciation	(116,240,445)

Net Unrealized Depreciation	$(112,616,906)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Oppenheimer Main Street Portfolio®
as of December 31, 2008 (continued)

The following table summarizes the inputs used as of December 31, 2008 in determining the Portfolio’s investments at fair value for purposes of SFAS 157:

	Investments in	Other Financial
	Securities	Instruments*

Level 1 — Quoted Prices	$250,676,254	$—
Level 2 — Other Significant Observable Inputs	8,415,874	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$259,092,128	$—

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING PIMCO Core Bond Portfolio
as of December 31, 2008

Principal
Amount			Value

CORPORATE BONDS/NOTES: 27.5%

		Aerospace/Defense: 0.0%
$1,500,000	C	Goodrich Corp., 6.290%, due 07/01/16	$1,492,973

			1,492,973

		Agriculture: 0.1%
2,400,000		Philip Morris International, Inc., 6.375%, due 05/16/38	2,504,599
1,200,000	C	Reynolds American, Inc., 7.625%, due 06/01/16	1,000,706

			3,505,305

		Airlines: 0.1%
1,550,000	S	Continental Airlines, Inc., 7.056%, due 09/15/09	1,488,000
138,849	C,I	United Airlines, Inc., 9.350%, due 04/07/16	41,655

			1,529,655

		Auto Manufacturers: 0.3%
3,000,000	C,S	Daimler Finance NA, LLC, 2.346%, due 03/13/09	2,998,632
7,900,000		DaimlerChrysler NA Holding Corp., 6.000%, due 08/03/14	4,153,141
3,626,000		Ford Motor Co., 5.000%, due 11/29/13	1,477,595

			8,629,368

		Banks: 14.9%
4,800,000	@@,#, S	ANZ National International Ltd., 6.200%, due 07/19/13	4,648,795
2,900,000	S	Bank of America Corp., 6.000%, due 09/01/17	2,950,240
29,300,000	C,S	Bank of America Corp., 8.000%, due 12/01/49	21,105,376
29,100,000	C,S	Bank of America Corp., 8.125%, due 12/29/49	21,803,175
9,700,000	S	Bank of America NA, 2.181%, due 02/27/09	9,708,974
13,600,000	S	Bank of America NA, 2.276%, due 06/15/16	9,149,019
4,300,000	S	Bank of America NA, 6.100%, due 06/15/17	4,246,783
13,700,000	S	Bank of New York Mellon Corp., 3.259%, due 02/05/10	13,508,077
2,900,000	@@,#, S	Barclays Bank PLC, 6.050%, due 12/04/17	2,562,600
11,990,000	@@,#, C,S	BNP Paribas, 5.186%, due 06/29/15	6,809,984
16,800,000	S	Capital One Financial Corp., 2.469%, due 09/10/09	16,005,226
10,100,000	S	Citigroup, Inc., 2.386%, due 05/18/10	9,332,531
12,900,000	S	Citigroup, Inc., 5.500%, due 04/11/13	12,572,263
900,000	S	Citigroup, Inc., 5.625%, due 08/27/12	844,362
13,800,000	S	Citigroup, Inc., 6.000%, due 08/15/17	13,759,497
45,700,000	C,S	Citigroup, Inc., 8.400%, due 04/29/49	30,232,378
4,700,000	@@,#, C,S	Commonwealth Bank of Australia, 6.024%, due 03/29/49	2,715,745
10,500,000	@@,C, S	Deutsche Bank AG/London, 6.000%, due 09/01/17	11,159,915
7,650,000	S	Goldman Sachs Group, Inc., 4.164%, due 07/23/09	7,450,450
2,200,000		Goldman Sachs Group, Inc., 5.950%, due 01/18/18	2,089,542
1,100,000		Goldman Sachs Group, Inc., 6.150%, due 04/01/18	1,058,884
14,300,000	S	Goldman Sachs Group, Inc., 6.250%, due 09/01/17	13,888,560
15,300,000	C,S	Goldman Sachs Group, Inc., 6.750%, due 10/01/37	12,456,051
8,500,000		Goldman Sachs Group, Inc., 6.875%, due 01/15/11	8,566,088
12,200,000		JPMorgan Chase & Co., 6.000%, due 01/15/18	12,899,877
14,000,000	C	JPMorgan Chase & Co., 7.900%, due 04/29/49	11,676,364
11,000,000	S	JPMorgan Chase Bank NA, 6.000%, due 10/01/17	11,114,180
6,600,000	S	KeyBank NA, 4.467%, due 06/02/10	6,368,036
1,900,000		Morgan Stanley, 1.648%, due 01/09/12	1,500,194
500,000		Morgan Stanley, 2.498%, due 02/09/09	496,817
7,400,000	S	Morgan Stanley, 4.233%, due 05/14/10	6,890,591
4,200,000		Morgan Stanley, 4.299%, due 01/22/09	4,199,258
600,000	C	Morgan Stanley, 5.300%, due 03/01/13	544,627
3,000,000		Morgan Stanley, 5.950%, due 12/28/17	2,494,041
1,600,000	C	Morgan Stanley, 6.250%, due 08/28/17	1,365,187
12,000,000	C	Morgan Stanley, 6.750%, due 04/15/11	11,813,220
27,900,000	@@,#, S	National Australia Bank Ltd., 2.838%, due 02/08/10	27,927,705
4,000,000	@@,#, S	National Australia Bank Ltd., 5.350%, due 06/12/13	3,858,976
DKK 13,014,828	@@	Nykredit Realkredit A/S, 5.000%, due 10/01/38	2,309,037
DKK 38,381,223		Nykredit Realkredit A/S — Series IOH, 5.000%, due 10/01/38	6,694,753
$2,850,000	#,C	Rabobank Capital Funding Trust, 5.254%, due 12/31/49	1,564,730
DKK 38,634,980	@@	Realkredit Danmark A/S, 5.000%, due 01/01/38	6,731,801
DKK 12,986,421	@@	Realkredit Danmark A/S, 5.000%, due 10/01/38	2,302,785
$1,500,000	@@,#, C	Resona Bank Ltd., 5.850%, due 09/29/49	851,403
3,900,000	@@,#, C	Royal Bank of Scotland Group PLC, 6.990%, due 10/05/17	1,825,691
3,300,000	C,S	State Street Capital Trust III, 8.250%, due 12/29/49	2,551,527
2,900,000	@@	UBS AG, 5.750%, due 04/25/18	2,636,616
4,800,000	@@,S	UBS AG, 5.875%, due 12/20/17	4,416,950
600,000		Wachovia Bank NA, 1.538%, due 03/23/09	596,015
5,200,000		Wachovia Corp., 2.116%, due 03/15/11	4,642,160
5,715,000	S	Wachovia Corp., 3.805%, due 10/28/15	4,508,152
8,900,000		Wachovia Corp., 4.883%, due 10/15/11	7,977,043

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING PIMCO Core Bond Portfolio
as of December 31, 2008 (continued)

Principal
Amount			Value

		Banks (continued)
$9,400,000	S	Wachovia Corp., 5.750%, due 02/01/18	$9,435,203
34,592,000		Wachovia Corp., 7.980%, due 02/08/49	29,565,194
15,000,000	S	Wells Fargo & Co., 3.938%, due 01/29/10	14,817,900

			445,200,548

		Biotechnology: 0.7%
18,900,000	C,S	Amgen, Inc., 6.150%, due 06/01/18	20,083,631

			20,083,631

		Building Materials: 0.1%
4,100,000	@@,#, C,S	C8 Capital SPV Ltd., 6.640%, due 12/31/49	2,082,718

			2,082,718

		Commercial Services: 1.3%
5,500,000	#	President and Fellows of Harvard College, 6.000%, due 01/15/19	5,997,750
28,900,000	#	President and Fellows of Harvard College, 6.500%, due 01/15/39	31,862,250

			37,860,000

		Computers: 0.2%
7,000,000	C,S	Dell, Inc., 5.650%, due 04/15/18	6,276,319

			6,276,319

		Diversified Financial Services: 5.1%
5,000,000	S	American Express Co., 6.150%, due 08/28/17	4,828,220
4,300,000	S	American Express Co., 7.000%, due 03/19/18	4,355,238
12,579,000	S	American Express Credit Corp., 0.586%, due 10/04/10	11,258,771
300,000	S	American Express Credit Corp., 1.200%, due 06/16/11	257,709
3,400,000	S	American Express Credit Corp., 5.875%, due 05/02/13	3,266,965
5,000,000	S	American General Finance Corp., 6.900%, due 12/15/17	2,166,560
3,500,000	S	Bear Stearns Cos., Inc., 2.263%, due 08/21/09	3,442,467
EUR 4,100,000		Bear Stearns Cos., Inc., 3.269%, due 09/26/13	4,830,431
$9,100,000	S	Bear Stearns Cos., Inc., 3.650%, due 01/31/11	8,358,568
15,200,000	S	Bear Stearns Cos., Inc., 4.905%, due 07/16/09	15,005,714
1,300,000	S	Bear Stearns Cos., Inc., 6.950%, due 08/10/12	1,351,212
8,000,000	S	Bear Stearns Cos., Inc., 7.250%, due 02/01/18	8,781,592
13,300,000	C,S	Citigroup Capital XXI, 8.300%, due 12/21/57	10,280,594
900,000		Ford Motor Credit Co., LLC, 7.250%, due 10/25/11	657,838
5,500,000	S	General Electric Capital Corp., 3.643%, due 02/01/11	4,999,247
9,700,000		General Electric Capital Corp., 5.500%, due 09/15/67	7,625,840
5,100,000	S	General Electric Capital Corp., 5.875%, due 01/14/38	5,009,327
7,200,000		International Lease Finance Corp., 4.375%, due 11/01/09	6,313,687
800,000,000	±	Lehman Brothers Holdings, Inc., 0.940%, due 12/19/08	883,100
2,800,000	±	Lehman Brothers Holdings, Inc., 2.520%, due 11/24/08	266,000
1,400,000	±	Lehman Brothers Holdings, Inc., 2.881%, due 10/22/08	133,000
10,600,000	±,S	Lehman Brothers Holdings, Inc., 5.625%, due 01/24/13	1,060,000
5,503,000	±,L	Lehman Brothers Holdings, Inc., 6.875%, due 05/02/18	550,300
2,200,000		Merrill Lynch & Co., Inc., 2.431%, due 06/05/12	1,875,793
16,600,000		Merrill Lynch & Co., Inc., 3.079%, due 02/05/10	15,755,707
8,700,000	S	Merrill Lynch & Co., Inc., 6.050%, due 08/15/12	8,590,093
11,200,000	S	Merrill Lynch & Co., Inc., 6.875%, due 04/25/18	11,735,640
5,800,000	@@, #, C,S	Santander Perpetual SA Unipersonal, 6.671%, due 10/24/17	3,694,368
1,000,000		SLM Corp., 3.695%, due 07/26/10	853,800
1,700,000	@@,#	TransCapitalInvest Ltd for OJSC AK Transneft, 8.700%, due 08/07/18	1,096,209
4,525,000	C,S	UBS Preferred Funding Trust V, 6.243%, due 05/15/49	2,474,297
1,200,000	#,C	ZFS Finance USA Trust IV, 5.875%, due 05/09/32	419,882

			152,178,169

		Electric: 0.2%
1,180,777	C,S	Midwest Generation, LLC, 8.300%, due 07/02/09	1,174,873
1,895,179		NRG Energy, Inc., 3.760%, due 02/01/13	1,653,070
3,857,965		NRG Energy, Inc., 5.260%, due 02/01/13	3,365,110
300,000	C	Ohio Power Co., 1.605%, due 04/05/10	280,790

			6,473,843

		Food: 0.1%
2,500,000		Kraft Foods, Inc., 6.125%, due 02/01/18	2,453,943
1,100,000		Kraft Foods, Inc., 6.875%, due 02/01/38	1,102,681

			3,556,624

		Healthcare — Services: 0.4%
9,547,485		HCA, Inc., 6.010%, due 11/14/13	7,548,480
1,975,336		Health Management Associates, Inc., 5.510%, due 01/16/14	1,226,119
2,800,000	C	UnitedHealth Group, Inc., 4.875%, due 02/15/13	2,616,524

			11,391,123

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING PIMCO Core Bond Portfolio
as of December 31, 2008 (continued)

Principal
Amount			Value

		Home Builders: 0.1%
$5,000,000	C,S	Lennar Corp., 5.950%, due 10/17/11	$3,850,000

			3,850,000

		Insurance: 1.1%
11,100,000	C,S	Allstate Corp., 6.125%, due 05/15/37	6,455,949
10,000,000	@@	American International Group, Inc., 3.685%, due 07/26/10	8,128,432
EUR 1,700,000	C	American International Group, Inc., 4.875%, due 03/15/67	638,032
$11,400,000	S	American International Group, Inc., 5.850%, due 01/16/18	7,653,230
4,000,000	#,S	Pricoa Global Funding I, 1.666%, due 09/27/13	2,626,660
4,900,000	#,S	Pricoa Global Funding I, 3.565%, due 01/30/12	3,694,899
3,300,000	S	Principal Life Income Funding Trusts, 5.300%, due 04/24/13	3,094,106
700,000		Principal Life Income Funding Trusts, 5.550%, due 04/27/15	672,883

			32,964,191

		Lodging: 0.0%
700,000	C	Mandalay Resort Group, 6.500%, due 07/31/09	682,500

			682,500

		Media: 0.1%
2,000,000	C,S	Echostar DBS Corp., 6.375%, due 10/01/11	1,865,000
1,977,500	@@	UPC Broadband Holding BV, 6.480%, due 12/31/14	1,803,728

			3,668,728

		Oil & Gas: 0.4%
500,000	@@,C, S	Conoco Funding Co., 6.350%, due 10/15/11	526,351
13,500,000	@@	Gaz Capital SA, 8.625%, due 04/28/34	11,137,500

			11,663,851

		Packaging & Containers: 0.1%
2,200,000	#,C	Sealed Air Corp., 5.625%, due 07/15/13	1,819,598

			1,819,598

		Pipelines: 0.4%
625,000	C,S	El Paso Corp., 7.800%, due 08/01/31	410,314
11,300,000	C,S	Kinder Morgan Energy Partners LP, 5.950%, due 02/15/18	9,660,325
1,300,000	#,S	Williams Cos., Inc., 6.375%, due 10/01/10	1,212,381

			11,283,020

		Real Estate: 0.1%
5,000,000	C,S	iStar Financial, Inc., 5.800%, due 03/15/11	1,750,680

			1,750,680

		Retail: 0.2%
5,800,000	C,S	Target Corp., 5.125%, due 01/15/13	5,731,850

			5,731,850

		Software: 0.6%
3,723,960		First Data Corp., 3.211%, due 09/24/14	2,413,923
245,965		First Data Processing Corp., 6.512%, due 09/24/14	159,438
15,800,000	C,S	Oracle Corp., 5.750%, due 04/15/18	16,556,014

			19,129,375

		Telecommunications: 0.7%
450,000	C,S	AT&T Corp., 7.300%, due 11/15/11	467,835
1,900,000	C,S	AT&T, Inc., 4.125%, due 09/15/09	1,908,107
3,300,000	C,S	AT&T, Inc., 4.950%, due 01/15/13	3,321,236
4,000,000	C,S	AT&T, Inc., 5.500%, due 02/01/18	4,049,664
2,300,000	C,S	AT&T, Inc., 6.300%, due 01/15/38	2,439,677
5,700,000	C,S	Qwest Capital Funding, Inc., 7.000%, due 08/03/09	5,614,500
200,000	C	Qwest Capital Funding, Inc., 7.250%, due 02/15/11	169,000
600,000	C	Qwest Communications International, Inc., 7.500%, due 02/15/14	432,000
950,000	C	Qwest Corp., 8.875%, due 03/15/12	883,500
2,500,000	C,L	Verizon Communications, Inc., 5.250%, due 04/15/13	2,511,943

			21,797,462

		Transportation: 0.2%
7,400,000	C,S	Union Pacific Corp., 5.700%, due 08/15/18	7,137,182

			7,137,182

		Total Corporate Bonds/Notes (Cost $933,196,668)	821,738,713

U.S. GOVERNMENT AGENCY OBLIGATIONS: 88.6%

		Federal Home Loan Mortgage Corporation##: 13.2%
14,735,226	C,S	1.425%, due 02/15/19	14,166,393
83,865	C,S	1.545% due 12/15/29	81,279
194,678	C,S	3.500%, due 07/15/32	191,882
1,345,616	C,S	3.678%, due 10/25/44	1,290,638
2,673,676	C,S	3.878%, due 07/25/44	2,414,882
156,579	C,S	4.000%, due 06/15/22	156,534
66,559	S	4.327%, due 11/01/31	66,348
18,158,202	C,S	4.500%, due 06/15/17-12/15/27	18,333,309
8,652,379	S	4.500%, due 07/01/14	8,853,817
12,315,090	S	4.695%, due 06/01/35	12,540,232
22,951,913	C,S	5.000%, due 09/15/16-11/15/26	23,241,075
4,752,419	S	5.000%, due 12/14/18-01/01/37	4,906,188
48,829	S	5.110%, due 06/01/24	49,905
910,610	S	5.133%, due 03/01/35	928,950
5,330,001	S	5.302%, due 09/01/35	5,402,462
1,485,071	S	5.358%, due 01/01/29	1,485,303
585,624	C,S	5.500%, due 03/15/17	600,190
90,766,200	S	5.500%, due 09/01/19-02/01/38	93,045,115
143,200,000	W	5.500%, due 01/11/37	146,656,934
30,454,303		6.000%, due 09/01/37-07/01/38	31,410,343

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING PIMCO Core Bond Portfolio
as of December 31, 2008 (continued)

Principal
Amount			Value

		Federal Home Loan Mortgage Corporation## (continued)
$26,415,921	S	6.000%, due 01/01/22-08/01/38	$27,297,806
857,386	C,S	6.500%, due 02/25/43	874,390
48,941	S	6.500%, due 07/01/19	51,323
63,743	C,S	8.250%, due 08/15/21	70,022

			394,115,320

		Federal National Mortgage Association##: 75.1%
19,500,000	S	0.671%, due 10/27/37	16,575,000
236,708	S	0.971%, due 03/25/17	233,840
345,820	S	1.371%, due 04/25/32	343,159
1,350,430	S	3.678%, due 08/01/42-10/01/44	1,331,455
2,238,932	S	3.740%, due 08/01/35	2,190,905
9,721,425	S	4.000%, due 05/01/13-07/01/15	9,951,955
86,543	S	4.220%, due 05/01/36	86,424
2,091,008	S	4.447%, due 10/01/35	2,118,190
5,472,610	S	4.500%, due 05/01/13-04/25/17	5,532,401
7,000,000	W	4.500%, due 01/15/19	7,155,316
5,935,823	S	4.521%, due 11/01/34	5,837,683
5,289,840	S	4.714%, due 07/01/35	5,303,502
2,139,586	S	4.845%, due 02/01/34	2,172,663
2,063,807	S	4.859%, due 10/01/35	2,072,936
2,200,000	S,L	4.875%, due 06/13/18	2,533,315
3,949,854	S	4.969%, due 10/01/35	3,964,486
13,765,075		5.000%, due 06/01/22-07/01/37	14,146,550
177,933,989	S	5.000%, due 11/01/12-01/01/38	182,339,544
129,500,000	W	5.000%, due 01/15/20-01/12/36	132,255,577
22,912,874		5.000%, due 05/01/22-03/01/38	23,428,532
665,648	S	5.131%, due 12/01/36	665,654
59,222,836		5.500%, due 07/01/36-02/01/38	60,815,534
371,002,127	S	5.500%, due 01/01/14-09/01/38	381,051,901
279,000,000	W	5.500%, due 01/15/20-01/12/36	286,046,652
130,544,559		5.500%, due 08/01/37	134,153,213
529,900,000		6.000%, due 01/11/37	545,548,477
324,949,042	S	6.000%, due 06/01/22-09/01/38	335,101,125
46,148,695		6.000%, due 07/01/37-07/01/38	47,567,424
1,778,619		6.500%, due 01/01/38-03/01/38	1,849,664
10,032,701	S	6.500%, due 11/01/15-06/17/38	10,507,814
20,000,000	W	6.500%, due 06/25/34	20,771,880
2,598,786		6.500%, due 09/01/37	2,702,592

			2,246,355,363

		Government National Mortgage Association: 0.3%
372,832		4.625%, due 08/20/27	365,358
325,740		5.125%, due 10/20/29	325,722
638,624		5.375%, due 01/20/27-04/20/30	641,638
7,408,598		6.000%, due 06/15/37-02/15/38	7,660,870

			8,993,588

		Total U.S. Government Agency Obligations (Cost $2,596,152,782)	2,649,464,271

U.S. TREASURY OBLIGATIONS: 9.1%

		U.S. Treasury Notes: 6.8%
17,100,000		2.000%, due 02/28/10	17,413,289
94,100,000		2.125%, due 01/31/10-04/30/10	96,236,007
37,000,000		2.875%, due 01/31/13	39,731,673
7,800,000		3.125%, due 11/30/09	7,995,920
33,100,000		3.250%, due 12/31/09	34,055,531
7,300,000		3.500%, due 02/15/10	7,561,778

			202,994,198

		Treasury Inflation Indexed Protected Securitiesip: 2.3%
6,616,192		1.750%, due 01/15/28	6,114,810
825,426		1.875%, due 07/15/13	777,384
54,854,257		2.000%, due 07/15/14-01/15/16	51,985,608
11,598,945		2.625%, due 07/15/17	11,889,835

			70,767,637

		Total U.S. Treasury Obligations (Cost $273,511,403)	273,761,835

ASSET-BACKED SECURITIES: 6.4%

		Automobile Asset-Backed Securities: 2.0%
4,176,865	C,S	Ford Credit Auto Owner Trust, 1.795%, due 07/15/10	4,078,530
25,000,000	C,S	Ford Credit Auto Owner Trust, 2.095%, due 01/15/11	23,722,650
19,054,601	C,S	Ford Credit Auto Owner Trust, 2.395%, due 12/15/10	18,596,987
15,300,000	C,S	Ford Credit Auto Owner Trust, 2.615%, due 06/15/12	12,565,125

			58,963,292

		Credit Card Asset-Backed Securities: 0.9%
3,300,000	C,S	BA Credit Card Trust, 1.775%, due 04/15/13	3,000,934
28,300,000	C,S	Chase Issuance Trust, 3.496%, due 09/15/15	23,276,750

			26,277,684

		Home Equity Asset-Backed Securities: 0.1%
96,022	C,S	ACE Securities Corp., 0.621%, due 12/25/35	91,421
364,001	C,S	Argent Securities, Inc., 0.521%, due 10/25/36	347,449
1,600,921	C	MASTR Asset-Backed Securities Trust, 0.521%, due 11/25/36	1,476,334
279,774	C	New Century Home Equity Loan Trust, 0.731%, due 06/25/35	233,469
679,248	C	Option One Mortgage Loan Trust, 0.521%, due 01/25/37	637,440
204,425	C	Renaissance Home Equity Loan Trust, 0.911%, due 08/25/33	146,640
204,575	C	Securitized Asset-Backed Receivables, LLC Trust, 0.551%, due 11/25/36	150,952

			3,083,705

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING PIMCO Core Bond Portfolio
as of December 31, 2008 (continued)

Principal
Amount			Value

		Other Asset-Backed Securities: 3.4%
$550,992	C,S	Bear Stearns Asset- Backed Securities, Inc., 0.551%, due 10/25/36	$509,041
1,545,845	C,S	Bear Stearns Asset- Backed Securities, Inc., 0.581%, due 11/25/36	1,183,209
5,380,915	C,S	Bear Stearns Asset- Backed Securities, Inc., 5.280%, due 10/25/36	4,115,351
1,846,401	C,S	Countrywide Asset- Backed Certificates, 0.521%, due 05/25/47	1,709,021
212,360	C,S	Credit-Based Asset Servicing and Securitization, LLC, 0.531%, due 11/25/36	184,584
197,065	C	First Franklin Mortgage Loan Asset-Backed Certificates, 0.521%, due 11/25/36	178,483
942,996	C	GSAMP Trust, 0.541%, due 12/25/36	683,102
135,790	C	Indymac Residential Asset-Backed Trust, 0.531%, due 04/25/37	127,160
755,245	C	Lehman XS Trust, 0.541%, due 05/25/46	729,383
140,829	C	Morgan Stanley Capital, Inc., 0.511%, due 10/25/36	132,237
832,135	C	Securitized Asset-Backed Receivables, LLC Trust, 0.531%, due 12/25/36	693,287
21,229,474	C,S	Small Business Administration, 5.160%, due 02/01/28	21,581,318
2,056,911	C	Small Business Administration, 5.290%, due 12/01/27	2,104,793
16,579,727	C,S	Small Business Administration, 5.471%, due 03/10/18	16,792,276
23,781,727	C,S	Small Business Administration, 5.490%, due 03/01/28	24,423,053
23,721,802	C,S	Small Business Administration, 5.902%, due 02/10/18	24,235,242
1,878,635	C	Specialty Underwriting & Residential Finance, 0.531%, due 01/25/38	1,604,740
2,173,375	C,S	Structured Asset Securities Corp., 0.521%, due 10/25/36	2,010,411

			102,996,691

		Total Asset-Backed Securities (Cost $202,477,693)	191,321,372

COLLATERALIZED MORTGAGE OBLIGATIONS: 6.8%
1,603,095	C,S	Adjustable Rate Mortgage Trust, 4.581%, due 05/25/35	1,299,567
2,174,738	C,S	American Home Mortgage Investment Trust, 4.390%, due 02/25/45	1,097,020
5,100,000	C,S	American Home Mortgage Investment Trust, 4.550%, due 02/25/44	4,168,099
3,500,000	C,S	Banc of America Commercial Mortgage, Inc., 5.739%, due 05/10/45	2,869,364
3,275,820	C,S	Banc of America Funding Corp., 4.155%, due 05/25/35	2,342,815
436,677	C,S	Banc of America Mortgage Securities, Inc., 3.994%, due 07/25/33	398,720
1,442,486	C,S	Banc of America Mortgage Securities, Inc., 5.000%, due 05/25/34	1,219,672
10,663,542	C,S	Bear Stearns Adjustable Rate Mortgage Trust, 4.625%, due 10/25/35	8,178,280
2,513,433	C,S	Bear Stearns Adjustable Rate Mortgage Trust, 4.750%, due 10/25/35	2,355,632
201,943	C,S	Bear Stearns Adjustable Rate Mortgage Trust, 5.176%, due 01/25/34	128,821
1,756,117	C,S	Bear Stearns Alternative-A Trust, 5.364%, due 05/25/35	1,189,075
1,441,694	C,S	Bear Stearns Alternative-A Trust, 5.495%, due 09/25/35	672,685
2,540,145	C,S	Bear Stearns Alternative-A Trust, 5.747%, due 11/25/36	1,186,281
4,413,752	C,S	Bear Stearns Alternative-A Trust, 5.752%, due 11/25/36	2,059,908
400,000	C,S	Bear Stearns Commercial Mortgage Securities, 5.331%, due 02/11/44	309,500
1,200,000	C,S	Bear Stearns Commercial Mortgage Securities, 5.471%, due 01/12/45	928,948
1,056,227	C,S	Citigroup Mortgage Loan Trust, Inc., 4.900%, due 10/25/35	667,741
3,700,000	C,S	Commercial Mortgage Pass-through Certificates, 5.306%, due 12/10/46	2,711,832
374,906	C,S	Countrywide Alternative Loan Trust, 0.718%, due 11/20/35	358,386
5,434,576	C,I,	Countrywide Alternative Loan Trust, 4.529%, due 05/25/35	295,866
867,612	C,S	Countrywide Home Loan Mortgage Pass-through Trust, 0.791%, due 03/25/35	393,972
4,634,583	#,C,S	Countrywide Home Loan Mortgage Pass-through Trust, 0.811%, due 06/25/35	3,150,746
133,147	C,S	Countrywide Home Loan Mortgage Pass-through Trust, 5.750%, due 05/25/33	128,760
400,000	C,S	Credit Suisse Mortgage Capital Certificates, 5.658%, due 03/15/39	326,867
15,500,000	C,S	Credit Suisse Mortgage Capital Certificates, 5.695%, due 09/15/40	10,302,332
423,501	C,S	Deutsche Alternative-A Securities, Inc. Alternate Loan Trust, 0.551%, due 02/25/37	384,066
845,077	C,S	Downey Savings & Loan Association Mortgage Loan Trust, 4.574%, due 07/19/44	559,944

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING PIMCO Core Bond Portfolio
as of December 31, 2008 (continued)

Principal
Amount			Value

$5,209,778	S	Fannie Mae, 5.500%, due 06/01/38	$5,350,402
1,922,944	S	Fannie Mae, 5.500%, due 09/01/38	1,975,435
522,312		Federal Housing Administration, 8.175%, due 03/01/27	529,287
57,271,073	C,I,	First Horizon Alternative Mortgage Securities, 4.229%, due 01/25/36	2,373,330
894,002	C	First Horizon Alternative Mortgage Securities, 4.243%, due 03/25/35	431,597
1,067,878	C	GMAC Mortgage Corp. Loan Trust, 5.295%, due 11/19/35	816,853
1,330,325	C	GMAC Mortgage Corp. Loan Trust, 5.500%, due 09/25/34	1,186,025
287,932	C	Greenpoint Mortgage Funding Trust, 0.551%, due 01/25/47	264,975
1,900,000	C,S	Greenwich Capital Commercial Funding Corp., 5.444%, due 03/10/39	1,451,934
3,900,000	C,L	GS Mortgage Securities Corp. II, 5.799%, due 08/10/45	2,842,510
3,282,512	C,S	GSR Mortgage Loan Trust, 4.540%, due 09/25/35	2,425,410
56,427	C	GSR Mortgage Loan Trust, 6.000%, due 03/25/32	50,669
5,165,865	C,S	Harborview Mortgage Loan Trust, 0.771%, due 01/19/38	2,064,782
4,715,337	C,S	Harborview Mortgage Loan Trust, 0.821%, due 03/19/36	2,012,758
600,000	C	JPMorgan Chase Commercial Mortgage Securities Corp., 5.420%, due 01/15/49	426,041
100,000	C	JPMorgan Chase Commercial Mortgage Securities Corp., 5.819%, due 06/15/49	73,120
1,300,000	C	JPMorgan Chase Commercial Mortgage Securities Corp., 5.882%, due 02/15/51	928,629
366,124	C	Lehman XS Trust, 0.551%, due 07/25/46	360,384
1,593,552	C	Merrill Lynch Mortgage Investors Trust, 0.681%, due 02/25/36	851,716
8,870,000	C,S	Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.378%, due 08/12/48	6,584,045
2,700,000	C	Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.485%, due 03/12/51	1,867,368
19,300,000	C,S	Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.957%, due 08/12/49	14,823,402
438,942	C	MLCC Mortgage Investors, Inc., 0.721%, due 11/25/35	315,362
800,000	C	Morgan Stanley Capital I, 5.544%, due 11/12/49	373,218
22,000,000	C,S	Morgan Stanley Capital I, 5.809%, due 12/12/49	16,542,218
3,790,000	C	Morgan Stanley Capital I, 5.881%, due 06/11/49	2,819,986
74,837	#,C	Nomura Asset Acceptance Corp., 7.000%, due 02/19/30	77,808
680,863	C,S	Residential Accredit Loans, Inc., 0.871%, due 03/25/33	612,738
1,369,854	C	Residential Accredit Loans, Inc., 3.616%, due 09/25/45	625,788
454,460	C	Residential Asset Securitization Trust, 0.871%, due 05/25/33	383,788
101,216	C	Sequoia Mortgage Trust, 0.858%, due 07/20/33	72,381
795,405	C	SLM Student Loan Trust, 3.785%, due 07/25/13	771,644
1,303,942	C	SLM Student Loan Trust, 3.835%, due 01/25/15	1,262,787
2,600,000	C	SLM Student Loan Trust, 4.035%, due 10/25/17	2,133,219
21,722,168	C,S	SLM Student Loan Trust, 4.215%, due 07/25/13	21,090,630
30,300,000	C	SLM Student Loan Trust, 5.035%, due 04/25/23	28,437,956
264,038	C	Structured Asset Mortgage Investments, Inc., 0.571%, due 09/25/47	243,720
4,289,855	C	Structured Asset Mortgage Investments, Inc., 0.691%, due 05/25/36	1,728,077
1,782,285	C	Structured Asset Mortgage Investments, Inc., 0.831%, due 07/19/35	1,273,124
1,999,370	C	Structured Asset Securities Corp., 5.000%, due 12/25/34	1,955,064
5,850,150	C,S	Thornburg Mortgage Securities Trust, 0.571%, due 03/25/37	4,829,269
4,484,373	C,S	Thornburg Mortgage Securities Trust, 0.581%, due 11/25/46	3,724,507
4,597,285	#,S	Wachovia Bank Commercial Mortgage Trust, 1.285%, due 09/15/21	3,518,384
1,800,000	C	Wachovia Bank Commercial Mortgage Trust, 5.509%, due 04/15/47	1,301,091
847,805	C	Washington Mutual Mortgage Pass-through Certificates, 0.781%, due 01/25/45	437,161
2,047,998	C,S	Washington Mutual Mortgage Pass-through Certificates, 1.011%, due 12/25/27	1,699,344
97,984	C	Washington Mutual Mortgage Pass-through Certificates, 3.656%, due 06/25/42	71,760
105,853	C	Washington Mutual Mortgage Pass-through Certificates, 3.656%, due 08/25/42	74,753
386,591	C	Washington Mutual Mortgage Pass-through Certificates, 4.375%, due 02/27/34	313,769

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING PIMCO Core Bond Portfolio
as of December 31, 2008 (continued)

Principal
Amount			Value

$4,168,009	C,S	Washington Mutual Mortgage Pass-through Certificates, 4.625%, due 08/25/46	$2,192,992
284,729	C	Washington Mutual Mortgage Pass-through Certificates, 4.625%, due 10/25/46	133,143
776,736	C	Wells Fargo Mortgage-Backed Securities Trust, 4.161%, due 12/25/34	555,820
5,784,824	C,S	Wells Fargo Mortgage-Backed Securities Trust, 4.359%, due 07/25/35	4,886,290
531,471	C	Wells Fargo Mortgage-Backed Securities Trust, 4.500%, due 11/25/18	501,398
356,807	C	Wells Fargo Mortgage-Backed Securities Trust, 4.777%, due 05/25/35	270,937

		Total Collateralized Mortgage Obligations (Cost $253,520,776)	204,605,697

MUNICIPAL BONDS: 1.3%

		Alaska: 0.2%
12,000,000	C,S	Northern TOB Securitization Corp., 5.000%, due 06/01/46	5,968,320

			5,968,320

		Arkansas: 0.1%
3,050,000	C,S	University of Arkansas, 5.000%, due 11/01/37	2,795,569

			2,795,569

		California: 0.3%
6,700,000	C,S	Los Angeles Unified School District, 4.500%, due 07/01/22	6,544,292
1,800,000	C	Tobacco Securitization Authority of Southern California, 5.125%, due 06/01/46	911,970

			7,456,262

		Connecticut: 0.4%
11,000,000	C,S	State of Connecticut, 5.850%, due 03/15/32	10,292,370

			10,292,370

		Illinois: 0.3%
8,700,000	C,S	Chicago Transit Authority, 6.899%, due 12/01/40	8,928,462
700,000	C,S	Chicago Transit Authority, 6.300%, due 12/01/21	703,955
570,000	C,S	City of Chicago, 5.000%, due 01/01/35	527,119

			10,159,536

		Lousiana: 0.0%
870,000	C	Tobacco Settlement Financing Corp., 5.875%, due 05/15/39	543,306

			543,306

		Washington: 0.0%
1,560,000	Z	State of Washington, 5.381%, due 12/01/20	858,624

			858,624

		Wisconsin: 0.0%
865,000	C,S	Badger TOB Asset Securitization Corp., 6.375%, due 06/01/32	682,364

			682,364

		Total Municipal Bonds (Cost $43,852,493)	38,756,351

OTHER BONDS: 0.8%

		Foreign Government Bonds: 0.8%
2,400,000	#,S	Export-Import Bank of China, 4.875%, due 07/21/15	2,417,040
BRL 32,600,000		Federative Republic of Brazil, 10.250%, due 01/10/28	12,651,372
BRL 16,300,000		Federative Republic of Brazil, 12.500%, due 01/05/22	7,230,853
$750,000		Panama Government International Bond, 8.875%, due 09/30/27	821,250
975,000	L	South Africa Government International Bond, 5.875%, due 05/30/22	806,813
180,000		South Africa Government International Bond, 6.500%, due 06/02/14	171,000
100,000		Ukraine Government International Bond, 6.875%, due 03/04/11	53,000
200,000		Ukraine Government International Bond, 7.650%, due 06/11/13	88,000

		Total Other Bonds (Cost $34,183,941)	24,239,328

Shares			Value

PREFERRED STOCK: 1.3%

		Banks: 1.3%
16,000	S	Bank of America Corp.	$10,400,000
39,000		Wachovia Corp.	29,250,000

		Total Preferred Stock (Cost $46,874,800)	39,650,000

No. of
Contracts			Value

POSITIONS IN PURCHASED OPTIONS: 0.8%

		Options on Exchange-Traded Futures Contracts: 0.0%
5,182		Put Option CME 90-Day Eurodollar Future 03/09 Strike @ $93.00-Exp 03/16/09	$32,388
1,200		Put Option CME 90-Day Eurodollar Future 12/09 Strike @ $90.75-Exp 12/14/09	7,500

			39,888

Notional
Amount			Value

		Currency Options: 0.1%
$11,400,000	I	Call Option OTC — Credit Suisse, London USD vs JPY Strike @ 104 (JPY)-Exp 03/17/10	85,112

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING PIMCO Core Bond Portfolio
as of December 31, 2008 (continued)

Notional
Amount			Value

		Currency Options (continued)
$2,100,000	I	Call Option OTC — JPMorgan Chase Bank, N.A. USD vs JPY Strike @ 104 (JPY)-Exp 03/17/10	$15,679
11,400,000	I	Put Option OTC — Credit Suisse, London USD vs JPY Strike @ 104 (JPY)-Exp 03/17/10	1,888,843
2,100,000	I	Put Option OTC — JPMorgan Chase Bank, N.A. USD vs JPY Strike @ 104 (JPY)-Exp 03/17/10	348,065

			2,337,699

		Fixed Income Options: 0.1%
242,500,000	I	Put Option OTC — Credit Suisse International FNMA 5.000% 30-Year January TBA Strike @ $73.000-Exp 01/06/09	—
43,000,000		Put Option OTC — Credit Suisse International FHLMC Gold 5.500% 30-Year January TBA Strike @ $73.000-Exp 01/06/09	—
76,000,000	I	Put Option OTC — Credit Suisse International FNMA 5.500% 30-Year January TBA Strike @ $73.000-Exp 01/06/09	—
80,600,000	I	Put Option OTC — Credit Suisse International FNMA 6.000% 30-Year January TBA Strike @ $81.250-Exp 01/06/09	—
52,500,000	I	Put Option OTC — Merrill Lynch Government Services, Inc. FNMA 5.500% 30-Year January TBA Strike @ $73.000-Exp 01/06/09	—
197,300,000	I	Put Option OTC — Merrill Lynch Government Services, Inc. FNMA 6.000% 30-Year January TBA Strike @ $81.250-Exp 01/06/09	—
54,000,000	I	Call Option OTC — Merrill Lynch Government Services, Inc. FNMA 5.000% 30-Year March TBA Strike @ $94.141-Exp 02/13/09	3,973,607

			3,973,607

		Interest Rate Swaptions: 0.6%
163,200,000		Call Swaption OTC — Barclays Bank PLC 3 Month USD-LIBOR — Fund Pays Floating Strike @ 3.500%-Exp 02/02/09	6,233,886
20,500,000		Call Swaption OTC — Barclays Bank PLC 3 Month USD-LIBOR — Fund Pays Floating Strike @ 3.450%-Exp 08/03/09	680,047
18,700,000	I	Call Swaption OTC — Merrill Lynch Capital Services, Inc. 3 Month USD-LIBOR — Fund Pays Floating Strike @ 3.450%-Exp 08/03/09	620,336
45,600,000		Call Swaption OTC — The Royal Bank of Scotland PLC 3 Month USD-LIBOR — Fund Pays Floating Strike @ 3.150%-Exp 02/02/09	1,428,449
23,700,000		Call Swaption OTC — The Royal Bank of Scotland PLC 3 Month USD-LIBOR — Fund Pays Floating Strike @ 3.600%-Exp 07/02/09	870,379
124,800,000		Call Swaption OTC — The Royal Bank of Scotland PLC 3 Month USD-LIBOR — Fund Pays Floating Strike @ 3.450%-Exp 08/03/09	4,139,995
68,000,000	I	Call Swaption OTC — The Royal Bank of Scotland PLC 3 Month USD-LIBOR — Fund Pays Floating Strike @ 3.850%-Exp 08/03/09	2,766,863

			16,739,955

		Total Positions in Purchased Options (Cost $7,590,307)	23,091,149

		Total Long-Term Investments (Cost $4,391,360,863)	4,266,628,716

Principal
Amount			Value

SHORT-TERM INVESTMENTS: 4.9%

		U.S. Government Agency Obligations: 4.7%
4,900,000	S,Z	Fannie Mae, 0.060%, due 02/13/09	4,899,641
18,400,000	S,Z	Fannie Mae, 0.170%, due 02/23/09	18,395,325
6,000,000	S,Z	Fannie Mae, 0.270%, due 02/03/09	5,998,469
57,060,000	S,Z	Federal Home Loan Bank, 0.020%, due 01/21/09	57,059,479
4,800,000	S,Z	Federal Home Loan Bank, 0.150%, due 01/23/09	4,799,540
49,100,000	S	Federal Home Loan Bank, 2.200%, due 01/28/09	49,100,550

		Total U.S. Government Agency Obligations (Cost $140,253,004)	140,253,004

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING PIMCO Core Bond Portfolio
as of December 31, 2008 (continued)

Principal
Amount			Value

		Securities Lending CollateralCC: 0.2%
$6,657,860		Bank of New York Mellon Corp. Institutional Cash Reserves	$6,201,737

		Total Securities Lending Collateral (Cost $6,657,860)	6,201,737

		Total Short-Term Investments (Cost $146,910,864)	146,454,741

	Total Investments in Securities
	(Cost $4,538,271,727)*	147.5%	$4,413,083,457
	Other Assets and Liabilities - Net	(47.5)	(1,422,075,742)

	Net Assets	100.0%	$2,991,007,715

@@	Foreign Issuer
MASTR	Mortgage Asset Securitization Transaction, Inc.
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
C	Bond may be called prior to maturity date.
cc	Securities purchased with cash collateral for securities loaned.
ip	Treasury inflation indexed protected security whose principal value is adjusted in accordance with changes to the Consumer Price Index.
##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage
Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.
W	Settlement is on a when-issued or delayed-delivery basis.
S	All or a portion of this security is segregated to cover collateral requirements for applicable futures, options, swaps, foreign forward currency contracts and/or when-issued or delayed-delivery securities.
I	Illiquid security
L	Loaned security, a portion or all of the security is on loan at December 31, 2008.
ˆ	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.
±	Defaulted security
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.
BRL	Brazilian Real
DKK	Danish Krone
EUR	EU Euro
The Portfolio received $6,391,000 principal value in U.S. Treasury Bills and $14,834,000 in cash as collateral for swaps, when issued or delayed-delivery securities and forward foreign currency contracts. Cash collateral received may be invested in accordance with the Portfolio’s investment strategy. Collateral received as securities cannot be repledged.

*	Cost for federal income tax purposes is $4,546,483,072.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$96,477,588
Gross Unrealized Depreciation	(229,877,203)

Net Unrealized Depreciation	$(133,399,615)

ING PIMCO Core Bond Portfolio Open Futures
Contracts on December 31, 2008

			Unrealized
	Number		Appreciation/
Contract Description	of Contracts	Expiration Date	(Depreciation)

Long Contracts

90-Day Eurodollar	2,225	03/16/09	$11,277,653
90-Day Eurodollar	2,309	06/15/09	12,162,535
90-Day Eurodollar	1,487	09/14/09	8,595,965
90-Day Eurodollar	1,097	12/14/09	6,206,669
90-Day Eurodollar	823	03/15/10	5,145,928
90-Day Eurodollar	32	06/14/10	177,430
90-Day Eurodollar	32	09/13/10	183,182
90-Day Sterling	336	03/18/09	2,903,112
90-Day Sterling	196	06/17/09	1,706,295
90-Day Sterling	8	12/16/09	43,109
3-Month Euro Euribor	155	03/16/09	1,637,853
3-Month Euro Euribor	92	06/15/09	1,035,566
U.S. Treasury 2-Year Note	366	03/31/09	523,437
U.S. Treasury 5-Year Note	83	03/31/09	(111,290)

			$51,487,444

At December 31, 2008 the following forward foreign currency contracts were outstanding for the ING PIMCO Core Bond Portfolio:

			In		Unrealized
		Settlement	Exchange		Appreciation
Currency	Buy/Sell	Date	For USD	Value	(Depreciation)

Chinese Yuan CNY 10,340,213	BUY	07/15/09	1,605,000	1,489,215	$(115,785)
Chinese Yuan CNY 22,665,300	BUY	07/15/09	3,514,000	3,264,294	(249,706)
Chinese Yuan CNY 8,091,613	BUY	07/15/09	1,255,000	1,165,367	(89,633)
Chinese Yuan CNY 2,377,869	BUY	07/15/09	370,500	342,465	(28,035)
Chinese Yuan CNY 2,377,128	BUY	07/15/09	370,500	342,358	(28,142)
Chinese Yuan CNY 11,649,529	BUY	07/15/09	1,812,000	1,677,785	(134,215)
Chinese Yuan CNY 7,766,232	BUY	07/15/09	1,208,000	1,118,506	(89,494)
Chinese Yuan CNY 7,769,776	BUY	07/15/09	1,211,000	1,119,016	(91,984)
Chinese Yuan CNY 5,977,296	BUY	07/15/09	927,000	860,860	(66,140)
Chinese Yuan CNY 22,329,864	BUY	07/15/09	3,420,000	3,215,984	(204,016)
Chinese Yuan CNY 20,978,832	BUY	07/15/09	3,248,000	3,021,406	(226,594)
Chinese Yuan CNY 18,347,000	BUY	07/15/09	2,800,000	2,642,365	(157,635)
Chinese Yuan CNY 10,457,600	BUY	07/15/09	1,600,000	1,506,121	(93,879)
Chinese Yuan CNY 4,881,450	BUY	09/08/09	700,000	703,035	3,035
Chinese Yuan CNY 4,867,800	BUY	09/08/09	700,000	701,069	1,069
Chinese Yuan CNY 4,825,800	BUY	09/08/09	700,000	695,020	(4,980)
Chinese Yuan CNY 4,832,100	BUY	09/08/09	700,000	695,927	(4,073)
Chinese Yuan CNY 3,934,710	BUY	09/08/09	570,000	566,683	(3,317)
Chinese Yuan CNY 7,239,750	BUY	09/08/09	1,050,000	1,042,681	(7,319)
Chinese Yuan CNY 4,789,290	BUY	09/08/09	690,000	689,762	(238)
Chinese Yuan CNY 9,719,500	BUY	09/08/09	1,400,000	1,399,819	(181)
Chinese Yuan CNY 2,612,231	BUY	09/08/09	376,077	376,218	141
Danish Krone DKK 17,679,000	BUY	02/05/09	3,356,496	3,292,325	(64,171)
Danish Krone DKK 8,840,000	BUY	02/05/09	1,669,058	1,646,255	(22,803)
EU Euro EUR 2,184,000	BUY	01/13/09	2,759,888	3,034,037	274,149

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING PIMCO Core Bond Portfolio
as of December 31, 2008 (continued)

			In		Unrealized
		Settlement	Exchange		Appreciation
Currency	Buy/Sell	Date	For USD	Value	(Depreciation)

EU Euro EUR 1,515,000	BUY	01/13/09	1,925,247	2,104,655	179,408
EU Euro EUR 326,700	BUY	01/13/09	433,142	453,855	20,713
EU Euro EUR 222,800	BUY	01/13/09	295,413	309,516	14,103
EU Euro EUR 222,800	BUY	01/13/09	295,223	309,516	14,293
EU Euro EUR 222,800	BUY	01/13/09	295,149	309,516	14,367
EU Euro EUR 185,700	BUY	01/13/09	246,040	257,977	11,937
EU Euro EUR 611,593	BUY	01/13/09	879,000	849,631	(29,369)
EU Euro EUR 610,242	BUY	01/13/09	879,000	847,756	(31,244)
EU Euro EUR 182,000	BUY	01/13/09	260,174	252,836	(7,338)
EU Euro EUR 587,700	BUY	01/13/09	840,706	816,439	(24,267)
EU Euro EUR 470,200	BUY	01/13/09	671,967	653,207	(18,760)
EU Euro EUR 587,700	BUY	01/13/09	840,504	816,439	(24,065)
British Pound GBP 652,000	BUY	01/13/09	975,855	937,059	(38,796)
Indian Rupee INR 23,000,000	BUY	04/09/09	460,000	468,286	8,286
Indian Rupee INR 22,609,000	BUY	04/09/09	460,000	460,325	325
Indian Rupee INR 34,511,523	BUY	04/09/09	690,000	702,663	12,663
Indian Rupee INR 23,184,000	BUY	04/09/09	460,000	472,032	12,032
Indian Rupee INR 45,746,491	BUY	04/09/09	899,636	931,410	31,774
Japanese Yen JPY 800,000,000	BUY	01/08/09	8,890,865	8,826,635	(64,230)
Malaysian Ringgit MYR 2,070,000	BUY	02/12/09	593,378	597,411	4,033
Malaysian Ringgit MYR 771,430	BUY	02/12/09	220,000	222,638	2,638
Malaysian Ringgit MYR 777,645	BUY	02/12/09	220,000	224,432	4,432
Malaysian Ringgit MYR 1,867,710	BUY	02/12/09	520,000	539,029	19,029
Malaysian Ringgit MYR 924,645	BUY	02/12/09	261,199	266,857	5,658
Malaysian Ringgit MYR 770,770	BUY	04/14/09	220,000	222,393	2,393
Malaysian Ringgit MYR 769,010	BUY	04/14/09	220,000	221,885	1,885
Malaysian Ringgit MYR 1,547,040	BUY	04/14/09	440,000	446,373	6,373
Malaysian Ringgit MYR 140,440	BUY	04/14/09	40,000	40,522	522
Malaysian Ringgit MYR 808,910	BUY	04/14/09	230,000	233,398	3,398
Malaysian Ringgit MYR 973,215	BUY	04/14/09	270,000	280,805	10,805
New Zealand Dollar NZD 743,000	BUY	01/15/09	439,210	433,131	(6,079)
New Zealand Dollar NZD 683,600	BUY	01/15/09	395,073	398,504	3,431
Philippine Peso PHP 2,900,000	BUY	02/06/09	64,316	60,722	(3,594)
Philippine Peso PHP 2,900,000	BUY	02/06/09	64,344	60,722	(3,622)
Philippine Peso PHP 2,600,000	BUY	02/06/09	57,778	54,441	(3,337)
Philippine Peso PHP 9,670,000	BUY	02/06/09	216,283	202,478	(13,805)
Philippine Peso PHP 3,900,000	BUY	02/06/09	88,036	81,661	(6,375)
Philippine Peso PHP 4,000,000	BUY	02/06/09	90,232	83,755	(6,477)
Philippine Peso PHP 5,100,000	BUY	02/06/09	115,176	106,788	(8,388)
Philippine Peso PHP 6,400,000	BUY	02/06/09	144,404	134,008	(10,396)
Philippine Peso PHP 5,000,000	BUY	02/06/09	111,782	104,694	(7,088)
Philippine Peso PHP 2,600,000	BUY	02/06/09	58,010	54,441	(3,569)
Philippine Peso PHP 2,600,000	BUY	02/06/09	57,803	54,441	(3,362)
Philippine Peso PHP 5,000,000	BUY	02/06/09	110,791	104,694	(6,097)
Philippine Peso PHP 2,600,000	BUY	02/06/09	57,599	54,441	(3,158)
Philippine Peso PHP 2,500,000	BUY	02/06/09	55,328	52,347	(2,981)
Philippine Peso PHP 2,600,000	BUY	02/06/09	57,573	54,441	(3,132)
Philippine Peso PHP 2,500,000	BUY	02/06/09	54,765	52,347	(2,418)
Philippine Peso PHP 4,972,550	BUY	02/06/09	108,524	104,119	(4,405)
Philippine Peso PHP 36,640,000	BUY	02/06/09	760,166	767,196	7,030
Philippine Peso PHP 20,470,800	BUY	05/06/09	420,000	425,905	5,905
Philippine Peso PHP 12,125,000	BUY	05/06/09	250,000	252,266	2,266
Philippine Peso PHP 20,147,400	BUY	05/06/09	420,000	419,176	(824)
Philippine Peso PHP 1,638,400	BUY	05/06/09	33,335	34,088	753
Russian Ruble RUB 91,057,941	BUY	05/06/09	3,770,000	2,641,817	(1,128,183)
Singapore Dollar SGD 3,248,258	BUY	01/16/09	2,210,000	2,253,310	43,310
Singapore Dollar SGD 1,944,061	BUY	04/14/09	1,330,000	1,347,318	17,318
Singapore Dollar SGD 1,960,018	BUY	04/14/09	1,340,000	1,358,376	18,376
Singapore Dollar SGD 1,962,430	BUY	04/14/09	1,340,000	1,360,048	20,048
Singapore Dollar SGD 1,878,743	BUY	04/14/09	1,270,000	1,302,049	32,049
Singapore Dollar SGD 2,298,340	BUY	04/14/09	1,550,000	1,592,848	42,848
Singapore Dollar SGD 2,254,252	BUY	04/14/09	1,540,000	1,562,293	22,293
Singapore Dollar SGD 2,224,008	BUY	04/14/09	1,530,000	1,541,333	11,333
Singapore Dollar SGD 2,511,278	BUY	04/14/09	1,708,585	1,740,423	31,838
Singapore Dollar SGD 2,241,920	BUY	07/30/09	1,550,000	1,553,383	3,383

					$(2,226,057)

Australian Dollar AUD 215,000	SELL	01/15/09	136,708	149,638	$(12,930)
Australian Dollar AUD 3,494,000	SELL	01/22/09	2,262,889	2,429,821	(166,932)
Brazilian Real BRL 13,510,582	SELL	02/03/09	6,200,359	5,713,623	486,736
Brazilian Real BRL 1,272,432	SELL	02/03/09	541,000	538,111	2,889
Brazilian Real BRL 2,551,897	SELL	02/03/09	1,082,000	1,079,197	2,803
Brazilian Real BRL 5,271,219	SELL	02/03/09	2,235,462	2,229,198	6,264
Brazilian Real BRL 1,271,160	SELL	02/03/09	540,000	537,573	2,427
Brazilian Real BRL 1,251,657	SELL	02/03/09	517,000	529,326	(12,326)
Brazilian Real BRL 1,238,215	SELL	02/03/09	517,000	523,641	(6,641)
Brazilian Real BRL 1,253,560	SELL	02/03/09	518,000	530,130	(12,130)
Brazilian Real BRL 1,252,691	SELL	02/03/09	517,000	529,763	(12,763)
Brazilian Real BRL 4,854,073	SELL	02/03/09	1,973,000	2,052,787	(79,787)
Brazilian Real BRL 606,130	SELL	02/03/09	245,000	256,332	(11,332)
Brazilian Real BRL 1,343,650	SELL	02/03/09	550,000	568,229	(18,229)
Brazilian Real BRL 492,300	SELL	02/03/09	200,000	208,194	(8,194)
Brazilian Real BRL 1,373,870	SELL	02/03/09	541,000	581,009	(40,009)
Brazilian Real BRL 5,194,666	SELL	02/03/09	2,147,000	2,196,824	(49,824)
Brazilian Real BRL 4,735,815	SELL	02/03/09	1,961,000	2,002,776	(41,776)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING PIMCO Core Bond Portfolio
as of December 31, 2008 (continued)

			In		Unrealized
		Settlement	Exchange		Appreciation
Currency	Buy/Sell	Date	For USD	Value	(Depreciation)

Brazilian Real BRL 2,214,988	SELL	02/03/09	905,000	936,718	(31,718)
Chinese Yuan CNY 2,565,585	SELL	07/15/09	355,000	369,500	(14,500)
Chinese Yuan CNY 7,706,114	SELL	07/15/09	1,066,000	1,109,847	(43,847)
Chinese Yuan CNY 2,570,022	SELL	07/15/09	355,000	370,139	(15,139)
Chinese Yuan CNY 2,698,468	SELL	07/15/09	371,000	388,638	(17,638)
Chinese Yuan CNY 2,080,364	SELL	07/15/09	286,000	299,617	(13,617)
Chinese Yuan CNY 1,353,615	SELL	07/15/09	186,000	194,950	(8,950)
Chinese Yuan CNY 2,541,525	SELL	07/15/09	350,000	366,035	(16,035)
Chinese Yuan CNY 2,490,000	SELL	07/15/09	353,066	358,614	(5,548)
Chinese Yuan CNY 2,490,100	SELL	07/15/09	353,080	358,628	(5,548)
Chinese Yuan CNY 2,498,000	SELL	07/15/09	354,201	359,766	(5,565)
Chinese Yuan CNY 1,499,000	SELL	07/15/09	212,549	215,888	(3,339)
Chinese Yuan CNY 29,181,554	SELL	07/15/09	4,155,200	4,202,776	(47,576)
Chinese Yuan CNY 4,991,400	SELL	07/15/09	708,000	718,870	(10,870)
Chinese Yuan CNY 9,984,182	SELL	07/15/09	1,417,000	1,437,938	(20,938)
Danish Krone DKK 99,149,000	SELL	02/05/09	17,046,162	18,464,319	(1,418,157)
EU Euro EUR 22,906,000	SELL	01/13/09	28,931,194	31,821,270	(2,890,076)
EU Euro EUR 1,324,000	SELL	01/13/09	1,675,257	1,839,316	(164,059)
British Pound GBP 4,584,000	SELL	01/13/09	6,789,821	6,588,155	201,666
British Pound GBP 7,126,000	SELL	01/13/09	10,563,297	10,241,534	321,763
British Pound GBP 6,319,000	SELL	01/13/09	9,370,319	9,081,708	288,611
Indian Rupee INR 58,596,450	SELL	04/09/09	1,122,000	1,193,038	(71,038)
Indian Rupee INR 25,522,542	SELL	04/09/09	487,071	519,645	(32,574)
Indian Rupee INR 29,506,400	SELL	04/09/09	560,000	600,758	(40,758)
Indian Rupee INR 35,425,622	SELL	04/09/09	672,000	721,275	(49,275)
Japanese Yen JPY 247,984,000	SELL	01/08/09	2,602,687	2,736,080	(133,393)
Japanese Yen JPY 462,151,970	SELL	01/08/09	4,849,444	5,099,059	(249,615)
Japanese Yen JPY 249,452,000	SELL	01/08/09	2,625,396	2,752,277	(126,881)
Japanese Yen JPY 300,000,000	SELL	01/08/09	3,308,217	3,309,988	(1,771)
Malaysian Ringgit MYR 693,330	SELL	02/12/09	191,000	200,098	(9,098)
Malaysian Ringgit MYR 691,420	SELL	02/12/09	191,000	199,547	(8,547)
Malaysian Ringgit MYR 687,515	SELL	02/12/09	190,000	198,420	(8,420)
Malaysian Ringgit MYR 686,565	SELL	02/12/09	190,000	198,146	(8,146)
Malaysian Ringgit MYR 1,307,340	SELL	02/12/09	360,000	377,304	(17,304)
Malaysian Ringgit MYR 653,220	SELL	02/12/09	180,000	188,522	(8,522)
Malaysian Ringgit MYR 661,570	SELL	02/12/09	182,000	190,932	(8,932)
Malaysian Ringgit MYR 551,838	SELL	02/12/09	151,106	159,263	(8,157)
Malaysian Ringgit MYR 478,631	SELL	02/12/09	131,024	138,135	(7,111)
Malaysian Ringgit MYR 1,939,400	SELL	04/14/09	526,653	559,582	(32,929)
Malaysian Ringgit MYR 803,200	SELL	04/14/09	219,454	231,750	(12,296)
Malaysian Ringgit MYR 803,200	SELL	04/14/09	219,454	231,750	(12,296)
Malaysian Ringgit MYR 718,902	SELL	04/14/09	196,421	207,428	(11,007)
Malaysian Ringgit MYR 744,683	SELL	04/14/09	203,188	214,866	(11,678)
New Zealand Dollar NZD 574,000	SELL	01/15/09	312,199	334,613	(22,414)
New Zealand Dollar NZD 1,507,000	SELL	01/15/09	865,368	878,505	(13,137)
Philippine Peso PHP 104,482,550	SELL	02/06/09	2,038,684	2,187,734	(149,050)
Philippine Peso PHP 54,381,600	SELL	05/06/09	1,035,840	1,131,435	(95,595)
Russian Ruble RUB 11,360,000	SELL	05/06/09	467,711	329,582	138,129
Russian Ruble RUB 79,697,941	SELL	05/06/09	3,331,855	2,312,235	1,019,620
Singapore Dollar SGD 2,086,353	SELL	01/16/09	1,415,052	1,447,299	(32,247)
Singapore Dollar SGD 726,705	SELL	01/16/09	474,360	504,114	(29,754)
Singapore Dollar SGD 435,200	SELL	01/16/09	284,398	301,897	(17,499)
Singapore Dollar SGD 361,128	SELL	04/14/09	240,000	250,277	(10,277)
Singapore Dollar SGD 1,425,159	SELL	04/14/09	947,390	987,696	(40,306)
Singapore Dollar SGD 723,501	SELL	04/14/09	478,000	501,417	(23,417)
Singapore Dollar SGD 724,152	SELL	04/14/09	479,000	501,869	(22,869)
Singapore Dollar SGD 722,354	SELL	04/14/09	478,000	500,622	(22,622)
Singapore Dollar SGD 721,971	SELL	04/14/09	478,000	500,357	(22,357)
Singapore Dollar SGD 1,469,876	SELL	04/14/09	969,000	1,018,687	(49,687)
Singapore Dollar SGD 1,468,504	SELL	04/14/09	968,000	1,017,736	(49,736)
Singapore Dollar SGD 1,471,839	SELL	04/14/09	970,000	1,020,048	(50,048)
Singapore Dollar SGD 1,471,248	SELL	04/14/09	970,000	1,019,638	(49,638)
Singapore Dollar SGD 733,941	SELL	04/14/09	482,000	508,653	(26,653)
Singapore Dollar SGD 739,668	SELL	04/14/09	486,000	512,621	(26,621)
Singapore Dollar SGD 739,522	SELL	04/14/09	486,000	512,520	(26,520)
Singapore Dollar SGD 1,478,027	SELL	04/14/09	971,000	1,024,336	(53,336)
Singapore Dollar SGD 1,477,493	SELL	04/14/09	971,000	1,023,966	(52,966)
Singapore Dollar SGD 739,532	SELL	04/14/09	486,000	512,527	(26,527)
Singapore Dollar SGD 565,215	SELL	04/14/09	370,463	391,718	(21,255)
Singapore Dollar SGD 1,658,300	SELL	07/30/09	1,088,838	1,149,004	(60,166)
Singapore Dollar SGD 331,700	SELL	07/30/09	217,734	229,829	(12,095)
Singapore Dollar SGD 251,920	SELL	07/30/09	167,052	174,550	(7,498)

					$(4,619,123)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING PIMCO Core Bond Portfolio
as of December 31, 2008 (continued)

ING PIMCO Core Bond Portfolio Credit Default Swap Agreements Outstanding on December 31, 2008:

						Implied Credit					Unrealized
Credit Default Swaps on Credit Indices — Buy Protection(1)			Buy/Sell	(Pay)/Receive	Termination	at Spread		Notional		Upfront Premium	Appreciation/
Counterparty		Reference Entity/Obligation	Protection	Fixed Rate (%)	Date	12/31/08(3)		Amount(4)	Market Value(5)	Paid/(Received)	(Depreciation)

Merrill Lynch International	I	CDX.NA.HY.10 Index	Buy	(5.000)	06/20/13		USD	7,800,000	$1,212,818	$495,012	$717,806
Morgan Stanley Capital Services Inc.	I	CDX.NA.HY.10 Index	Buy	(5.000)	06/20/13		USD	2,100,000	326,528	138,032	188,496
The Royal Bank of Scotland PLC	I	CDX.NA.HY.10 Index	Buy	(5.000)	06/20/13		USD	14,600,000	2,270,146	992,743	1,277,403
Morgan Stanley Capital Services Inc.	I	CDX.NA.IG.9 Index	Buy	(0.800)	12/20/17		USD	3,904,000	218,272	357,019	(138,747)
BNP Paribas		iTraxx Europe HiVol Series 6 Version 1 Index	Buy	(0.850)	12/20/16		EUR	5,000,000	962,192	(29,221)	991,413
Deutsche Bank AG	I	iTraxx Europe HiVol Series 6 Version 1 Index	Buy	(0.850)	12/20/16		EUR	20,000,000	3,848,766	(189,177)	4,037,943
Goldman Sachs International	I	iTraxx Europe HiVol Series 6 Version 1 Index	Buy	(0.850)	12/20/16		EUR	200,000	38,487	(1,112)	39,599

									$8,877,209	$1,763,296	$7,113,913

Credit Default Swaps on Corporate and Sovereign Issues — Buy Protection(1)
Goldman Sachs International	I	Avebury Finance CDO PLC, Series 1A, Class C, Floating Rate, 01/08/51	Buy	(2.300)	01/08/51		USD	2,600,000	$2,496,780	$—	$2,496,780
Deutsche Bank AG	I	Goodrich Corp. 6.290%, 07/01/16	Buy	(0.510)	09/20/16		USD	1,600,000	51,493	—	51,493
Goldman Sachs International	I	Ipswich Street CDO Ltd, Series 2006-1A, Class C, Floating Rate, 08/04/46	Buy	(1.950)	08/04/46		USD	5,000,000	4,848,000	—	4,848,000
Barclays Bank PLC	I	iStar Financial Inc. 5.800%, 03/15/11	Buy	(0.365)	03/20/11		USD	5,000,000	3,133,543	—	3,133,543
Deutsche Bank AG	I	Lennar Corp. 5.950%, 10/17/11	Buy	(0.660)	12/20/11		USD	5,000,000	743,777	—	743,777
Morgan Stanley Capital Services Inc.		Republic of Turkey 11.875%, 01/15/30	Buy	(2.200)	10/20/10		USD	300,000	10,725	—	10,725
Morgan Stanley Capital Services Inc.	I	Sealed Air Corp. 5.625%, 07/15/13	Buy	(0.580)	09/20/13		USD	2,200,000	372,462	—	372,462

									$11,656,780	$—	$11,656,780

Credit Default Swaps on Credit Indices — Sell Protection(2)(6)
Deutsche Bank AG		ABX.HE.A.06-1 Index	Sell	0.540	07/25/45		USD	1,200,000	$(1,058,300)	$(77,869)	$(980,431)
Merrill Lynch International		ABX.HE.A.06-1 Index	Sell	0.540	07/25/45		USD	200,000	(176,383)	(13,459)	(162,924)
UBS AG		ABX.HE.A.06-1 Index	Sell	0.540	07/25/45		USD	1,200,000	(1,058,300)	(77,869)	(980,431)
Citibank N.A., New York		CDX.NA.HY.8 Index (35-100% Tranche)	Sell	0.355	06/20/12		USD	5,885,310	(388,993)	—	(388,993)
Morgan Stanley Capital Services Inc.		CDX.NA.HY.11 Index	Sell	5.000	12/20/13		USD	18,600,000	(3,736,515)	(4,549,118)	812,603
Morgan Stanley Capital Services Inc.		CDX.NA.IG.5 Index (10-15% Tranche)	Sell	0.458	12/20/15		USD	14,500,000	(3,984,965)	—	(3,984,965)
Goldman Sachs International		CDX.NA.IG.7 Index	Sell	0.650	12/20/16		USD	54,851,200	(3,848,509)	(387,233)	(3,461,276)
Barclays Bank PLC	I	CDX.NA.IG.9 Index (30-100% Tranche)	Sell	0.758	12/20/12		USD	20,029,062	133,860	—	133,860
Deutsche Bank AG	I	CDX.NA.IG.9 Index (30-100% Tranche)	Sell	0.705	12/20/12		USD	13,223,070	62,352	—	62,352
Goldman Sachs International	I	CDX.NA.IG.9 Index (30-100% Tranche)	Sell	0.548	12/20/17		USD	2,236,255	5,296	—	5,296
Deutsche Bank AG		CDX.NA.IG.10 Index (30-100% Tranche)	Sell	0.530	06/20/13		USD	3,014,082	(4,950)	—	(4,950)
Goldman Sachs International		CDX.NA.IG.10 Index (30-100% Tranche)	Sell	0.463	06/20/13		USD	3,791,910	(16,953)	—	(16,953)
Deutsche Bank AG		CDX.NA.IG.11 Index	Sell	1.500	12/20/13		USD	7,600,000	(159,603)	(175,674)	16,071
Morgan Stanley Capital Services Inc.		CMBX-NA-AAA 3 Index	Sell	0.080	12/13/49		USD	200,000	(59,611)	(33,174)	(26,437)

									$(14,291,574)	$(5,314,396)	$(8,977,178)

Credit Default Swaps on Corporate and Sovereign Issues — Sell Protection(2)(6)
Deutsche Bank AG		American Express Comp. 4.875%, 07/15/13	Sell	1.750	03/20/13	2.80%	USD	5,300,000	(205,812)	—	(205,812)
Deutsche Bank AG		American International Group 6.250%, 05/01/36	Sell	5.000	12/20/13	5.40%	USD	6,100,000	(95,836)	(551,779)	455,943
Deutsche Bank AG		Berkshire Hathaway Inc. 4.625%, 10/15/13	Sell	0.850	03/20/13	3.35%	USD	2,200,000	(201,438)	—	(201,438)
Citibank N.A., New York		CIT Group 5.650%, 02/13/17	Sell	5.000	12/20/13	7.34%	USD	1,800,000	(151,331)	(450,555)	299,224
Barclays Bank PLC		CIT Group 7.750%, 04/02/12	Sell	5.200	03/20/13	7.48%	USD	3,700,000	(270,150)	—	(270,150)
Morgan Stanley Capital Services Inc.		CIT Group 7.750%, 04/02/12	Sell	5.650	03/20/13	7.48%	USD	9,300,000	(545,215)	—	(545,215)
Credit Suisse International	I	Federative Republic of Brazil 12.250%, 03/06/30	Sell	3.350	12/20/09	2.29%	USD	1,000,000	10,193	—	10,193
Barclays Bank PLC		Ford Motor Credit Co. 7.000%, 10/01/13	Sell	5.650	09/20/12	12.71%	USD	700,000	(131,594)	—	(131,594)
Goldman Sachs International		Ford Motor Credit Co. 7.000%, 10/01/13	Sell	3.850	09/20/12	12.71%	USD	200,000	(47,185)	—	(47,185)
Barclays Bank PLC		GAZ Capital (GAZPROM) LPN 8.625%, 04/28/34	Sell	1.600	12/20/12	10.13%	USD	5,900,000	(1,485,546)	—	(1,485,546)
Morgan Stanley Capital Services Inc.		GAZ Capital (GAZPROM) LPN 8.625%, 04/28/34	Sell	2.180	02/20/13	10.03%	USD	1,200,000	(286,741)	—	(286,741)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING PIMCO Core Bond Portfolio
as of December 31, 2008 (continued)

Credit Default Swaps on Corporate and Sovereign Issues — Sell Protection(2)(6) (continued)
						Implied Credit					Unrealized
			Buy/Sell	(Pay)/Receive	Termination	at Spread		Notional		Upfront Premium	Appreciation/
Counterparty		Reference Entity/Obligation	Protection	Fixed Rate (%)	Date	12/31/08(3)		Amount(4)	Market Value(5)	Paid/(Received)	(Depreciation)

UBS AG, London		GAZ Capital (GAZPROM) LPN 8.625%, 04/28/34	Sell	2.180	02/20/13	10.03%	USD	1,200,000	(286,741)	—	(286,741)
BNP Paribas	I	General Electric Capital Corp. 5.625%, 09/15/17	Sell	4.700	12/20/13	3.66%	USD	1,800,000	76,686	—	76,686
Citibank N.A., New York	I	General Electric Capital Corp. 5.625%, 09/15/17	Sell	4.000	12/20/13	3.66%	USD	7,600,000	105,632	—	105,632
Citibank N.A., New York	I	General Electric Capital Corp. 5.625%, 09/15/17	Sell	4.200	12/20/13	3.66%	USD	6,200,000	137,048	—	137,048
Citibank N.A., New York	I	General Electric Capital Corp. 5.625%, 09/15/17	Sell	4.325	12/20/13	3.66%	USD	4,500,000	122,542	—	122,542
Citibank N.A., New York	I	General Electric Capital Corp. 5.625%, 09/15/17	Sell	4.850	12/20/13	3.66%	USD	3,600,000	175,552	—	175,552
Citibank N.A., New York	I	General Electric Capital Corp. 5.625%, 09/15/17	Sell	3.850	03/20/14	3.62%	USD	7,000,000	69,454	—	69,454
Deutsche Bank AG	I	General Electric Capital Corp. 5.625%, 09/15/17	Sell	4.750	12/20/13	3.66%	USD	3,900,000	174,186	—	174,186
Deutsche Bank AG	I	General Electric Capital Corp. 5.625%, 09/15/17	Sell	4.230	12/20/13	3.66%	USD	4,200,000	98,007	—	98,007
Barclays Bank PLC		General Electric Capital Corp. 6.000%, 06/15/12	Sell	0.620	03/20/11	4.28%	USD	5,700,000	(425,094)	—	(425,094)
Barclays Bank PLC		General Electric Capital Corp. 6.000%, 06/15/12	Sell	0.640	12/20/12	3.86%	USD	5,700,000	(625,517)	—	(625,517)
BNP Paribas		General Electric Capital Corp. 6.000%, 06/15/12	Sell	0.780	03/20/11	4.28%	USD	1,400,000	(99,839)	—	(99,839)
Deutsche Bank AG		General Electric Capital Corp. 6.000%, 06/15/12	Sell	0.800	06/20/11	4.19%	USD	6,800,000	(518,263)	—	(518,263)
Goldman Sachs International		General Motors 7.125%, 07/15/13	Sell	8.900	03/20/13	92.78%	USD	1,900,000	(1,383,000)	—	(1,383,000)
Goldman Sachs International		General Motors 7.125%, 07/15/13	Sell	9.050	03/20/13	92.78%	USD	2,900,000	(2,107,120)	—	(2,107,120)
Barclays Bank PLC		GMAC LLC 6.875%, 08/28/12	Sell	3.650	09/20/12	8.86%	USD	1,000,000	(153,701)	—	(153,701)
Barclays Bank PLC		GMAC LLC 6.875%, 08/28/12	Sell	4.800	09/20/12	8.86%	USD	1,300,000	(155,732)	—	(155,732)
Deutsche Bank AG		GMAC LLC 6.875%, 08/28/12	Sell	5.000	03/20/09	7.60%	USD	700,000	(3,933)	(3,186)	(747)
Goldman Sachs International		GMAC LLC 6.875%, 08/28/12	Sell	3.200	09/20/12	8.86%	USD	1,100,000	(183,666)	—	(183,666)
The Royal Bank of Scotland PLC		Republic of Indonesia 6.750%, 03/10/14	Sell	0.450	06/20/09	6.21%	USD	2,000,000	(53,445)	—	(53,445)
Citibank N.A., New York		Reynolds American Inc. 7.625%, 06/01/16	Sell	1.280	06/20/17	3.80%	USD	2,600,000	(401,488)	—	(401,488)
Barclays Bank PLC		SLM Corp. 5.125%, 08/27/12	Sell	5.100	06/20/09	12.92%	USD	700,000	(24,605)	—	(24,605)
BNP Paribas		SLM Corp. 5.125%, 08/27/12	Sell	5.150	03/20/09	12.92%	USD	5,000,000	(83,008)	—	(83,008)
Citibank N.A., New York		SLM Corp. 5.125%, 08/27/12	Sell	4.850	03/20/13	8.04%	USD	3,100,000	(304,741)	—	(304,741)
Citibank N.A., New York		SLM Corp. 5.125%, 08/27/12	Sell	5.000	12/20/13	7.70%	USD	1,800,000	(168,667)	(247,364)	78,697
Citibank N.A., New York		SLM Corp. 5.125%, 08/27/12	Sell	5.000	12/20/13	7.70%	USD	7,600,000	(712,077)	(1,050,006)	337,929
Deutsche Bank AG	I	Wachovia Corp. 3.625%, 02/17/09	Sell	1.520	03/20/13	1.21%	USD	1,300,000	15,836	—	15,836

									$(10,126,349)	$(2,302,890)	$(7,823,459)

(1)	If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either 1.) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or 2.) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	If the Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will generally either 1.) Pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or 2.) Pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.
(3)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues are disclosed for credit default swaps sold and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting market values, as well as the receive fixed rate, serve as indicators of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, and high receive fixed rate, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(4)	The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.
(5)	The market values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing market values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.
(6)	For the reason(s) or why a Portfolio may sell credit protection, please see NOTE 2, “Significant Accounting Policies” in the Notes to Financial Statements.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING PIMCO Core Bond Portfolio
as of December 31, 2008 (continued)

ING PIMCO Core Bond Portfolio Interest Rate Swap Agreements Outstanding on December 31, 2008:

					Unrealized
		Termination		Notional	Appreciation/
		Date		Amount	(Depreciation)

Receive a fixed rate equal to 0.710% and pay a floating rate based on 2 Year USD Mid-Market Swap Spread Counterparty: BNP Paribas	I	02/05/09	USD	8,600,000	$15,010
Receive a fixed rate equal to 0.763% and pay a floating rate based on 5 Year USD Mid-Market Swap Spread Counterparty: BNP Paribas	I	02/05/09	USD	17,200,000	167,679
Receive a floating rate based on 30-Day USD-CMM Rate (Constant Maturity Mortgage Rate) and pay a fixed rate equal to 5.000% Counterparty: Merrill Lynch Capital Services, Inc.		02/20/09	USD	6,000,000	(1,067,339)
Receive a floating rate based on 30-Day USD-CMM Rate (Constant Maturity Mortgage Rate) and pay a fixed rate equal to 5.500% Counterparty: Merrill Lynch Capital Services, Inc.		05/21/09	USD	7,300,000	(1,263,517)
Receive a fixed rate equal to 5.000% and pay a floating rate based on 6-month GBP-LIBOR Counterparty: Barclays Bank PLC, London		06/15/09	GBP	26,100,000	330,463
Receive a fixed rate equal to 7.250% and pay a floating rate based on 3-month NZD-BBR-FRA Counterparty: Citibank N.A., London		06/15/09	NZD	22,300,000	114,493
Receive a fixed rate equal to 7.250% and pay a floating rate based on 3-month NZD-BBR-FRA Counterparty: JPMorgan Chase Bank, N.A.		06/15/09	NZD	89,200,000	516,554
Receive a fixed rate equal to 6.000% and pay a floating rate based on 6-month GBP-LIBOR Counterparty: Goldman Sachs Capital Markets L.P.		06/19/09	GBP	30,700,000	607,883
Receive a fixed rate equal to 6.000% and pay a floating rate based on 6-month GBP-LIBOR Counterparty: The Royal Bank of Scotland PLC		06/19/09	GBP	8,700,000	170,672
Receive a fixed rate equal to 6.000% and pay a floating rate based on 6-month GBP-LIBOR Counterparty: Goldman Sachs Capital Markets L.P.		12/19/09	GBP	2,400,000	130,515
Receive a fixed rate equal to 12.670% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: Morgan Stanley Capital Services, Inc.		01/04/10	BRL	6,200,000	23,892
Receive a fixed rate equal to 12.410% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: UBS AG, London		01/04/10	BRL	6,200,000	24,752
Receive a fixed rate equal to 7.500% and pay a floating rate based on 3-month Australian Bank Bill Counterparty: UBS AG		03/15/10	AUD	4,200,000	134,573
Receive a fixed rate equal to 7.000% and pay a floating rate based on 3-month Australian Bank Bill Counterparty: UBS AG		06/15/10	AUD	51,800,000	1,195,146
Receive a fixed rate equal to 4.000% and pay a floating rate based on 3-month USD-LIBOR Counterparty: Morgan Stanley Capital Services, Inc.		06/17/10	USD	30,900,000	868,843
Receive a fixed rate equal to 4.000% and pay a floating rate based on 3-month USD-LIBOR Counterparty: The Royal Bank of Scotland PLC		06/17/10	USD	42,000,000	1,170,601
Receive a fixed rate equal to 5.000% and pay a floating rate based on 6-month GBP-LIBOR Counterparty: Barclays Bank PLC, London		09/15/10	GBP	30,300,000	2,255,473
Receive a fixed rate equal to 5.000% and pay a floating rate based on 6-month GBP-LIBOR Counterparty: The Royal Bank of Scotland PLC		09/15/10	GBP	4,100,000	307,027
Receive a fixed rate equal to 2.090% and pay a floating rate based on France CPI Ex Tobacco Index (FRCPXTOB) Counterparty: BNP Paribas		10/15/10	EUR	7,800,000	372,986
Receive a fixed rate equal to 2.146% and pay a floating rate based on France CPI Ex Tobacco Index (FRCPXTOB) Counterparty: UBS AG, London		10/15/10	EUR	1,500,000	79,821
Receive a fixed rate equal to 4.000% and pay a floating rate based on 3-month USD-LIBOR Counterparty: Barclays Bank PLC		12/16/10	USD	7,500,000	163,623
Receive a fixed rate equal to 3.150% and pay a floating rate based on 3-month USD-LIBOR Counterparty: The Royal Bank of Scotland PLC		12/17/10	USD	104,800,000	3,131,287

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING PIMCO Core Bond Portfolio
as of December 31, 2008 (continued)

					Unrealized
		Termination		Notional	Appreciation/
		Date		Amount	(Depreciation)

Receive a fixed rate equal to 7.500% and pay a floating rate based on 6-month Australian Bank Bill Counterparty: UBS AG		03/15/11	AUD	27,700,000	1,354,963
Receive a fixed rate equal to 4.000% and pay a floating rate based on 3-month USD-LIBOR Counterparty: Citibank N.A., New York	I	06/17/11	USD	22,500,000	224,295
Receive a fixed rate equal to 4.000% and pay a floating rate based on 3-month USD-LIBOR Counterparty: Deutsche Bank AG, New York		06/17/11	USD	2,700,000	40,139
Receive a fixed rate equal to 4.000% and pay a floating rate based on 3-month USD-LIBOR Counterparty: Merrill Lynch Capital Services, Inc.		06/17/11	USD	6,800,000	162,042
Receive a fixed rate equal to 4.000% and pay a floating rate based on 3-month USD-LIBOR Counterparty: The Royal Bank of Scotland PLC		06/17/11	USD	12,200,000	286,801
Receive a fixed rate equal to 12.540% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: Merrill Lynch Capital Services, Inc.		01/02/12	BRL	12,500,000	98,525
Receive a fixed rate equal to 1.948% and pay a floating rate based on France CPI Ex Tobacco Index (FRCPXTOB) Counterparty: Barclays Bank PLC, London	I	03/15/12	EUR	5,100,000	131,998
Receive a fixed rate equal to 1.955% and pay a floating rate based on France CPI Ex Tobacco Index (FRCPXTOB) Counterparty: The Royal Bank of Scotland PLC	I	03/28/12	EUR	1,300,000	30,808
Receive a fixed rate equal to 1.960% and pay a floating rate based on France CPI Ex Tobacco Index (FRCPXTOB) Counterparty: Goldman Sachs Capital Markets L.P.	I	03/30/12	EUR	1,400,000	42,028
Receive a fixed rate equal to 1.950% and pay a floating rate based on France CPI Ex Tobacco Index (FRCPXTOB) Counterparty: The Royal Bank of Scotland PLC	I	03/30/12	EUR	1,400,000	32,342
Receive a fixed rate equal to 1.960% and pay a floating rate based on France CPI Ex Tobacco Index (FRCPXTOB) Counterparty: Barclays Bank PLC, London	I	04/05/12	EUR	800,000	20,133
Receive a fixed rate equal to 1.940% and pay a floating rate based on France CPI Ex Tobacco Index (FRCPXTOB) Counterparty: BNP Paribas		04/10/12	EUR	2,000,000	52,892
Receive a fixed rate equal to 1.940% and pay a floating rate based on France CPI Ex Tobacco Index (FRCPXTOB) Counterparty: The Royal Bank of Scotland PLC		04/10/12	EUR	2,100,000	44,213
Receive a fixed rate equal to 1.980% and pay a floating rate based on France CPI Ex Tobacco Index (FRCPXTOB) Counterparty: Barclays Bank PLC, London	I	04/30/12	EUR	1,500,000	37,183
Receive a fixed rate equal to 7.000% and pay a floating rate based on 6-month Australian Bank Bill Counterparty: Deutsche Bank AG, Frankfurt		03/20/13	AUD	2,900,000	191,163
Receive a fixed rate equal to 5.000% and pay a floating rate based on 6-month GBP-LIBOR Counterparty: Goldman Sachs Capital Markets L.P.		09/17/13	GBP	1,000,000	103,446
Receive a fixed rate equal to 5.000% and pay a floating rate based on 6-month GBP-LIBOR Counterparty: HSBC Bank USA, N.A.		09/17/13	GBP	5,600,000	573,590
Receive a fixed rate equal to 4.500% and pay a floating rate based on 6-month EUR-EURIBOR Counterparty: BNP Paribas		03/18/14	EUR	6,200,000	576,544
Receive a fixed rate equal to 5.000% and pay a floating rate based on 6-month GBP-LIBOR Counterparty: Deutsche Bank AG, Frankfurt		03/18/14	GBP	2,500,000	302,350
Receive a fixed rate equal to 5.250% and pay a floating rate based on 6-month GBP-LIBOR Counterparty: Goldman Sachs Capital Markets L.P.		03/18/14	GBP	1,800,000	249,100
Receive a fixed rate equal to 5.250% and pay a floating rate based on 6-month GBP-LIBOR Counterparty: The Royal Bank of Scotland PLC		03/18/14	GBP	4,200,000	583,592
Receive a fixed rate equal to 5.000% and pay a floating rate based on 6-month GBP-LIBOR Counterparty: Merrill Lynch Capital Services, Inc.		06/15/16	GBP	900,000	120,040
Receive a floating rate based on 3-month USD-LIBOR and pay a fixed rate equal to 4.000% Counterparty: The Royal Bank of Scotland PLC		06/17/16	USD	500,000	(7,406)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING PIMCO Core Bond Portfolio
as of December 31, 2008 (continued)

				Unrealized
	Termination		Notional	Appreciation/
	Date		Amount	(Depreciation)

Receive a fixed rate equal to 8.860% and pay a floating rate based on 28-day MXN-TIIE-BANXICO Counterparty: Citibank N.A., New York	09/12/16	MXN	23,500,000	59,545
Receive a floating rate based on 3-month USD-LIBOR and pay a fixed rate equal to 5.000% Counterparty: Goldman Sachs Capital Markets L.P.	12/17/18	USD	1,200,000	(199,371)
Receive a floating rate based on 3-month USD-LIBOR and pay a fixed rate equal to 5.000% Counterparty: Merrill Lynch Capital Services, Inc.	12/17/18	USD	900,000	(146,817)
Receive a floating rate based on 3-month USD-LIBOR and pay a fixed rate equal to 5.000% Counterparty: Morgan Stanley Capital Services, Inc.	12/17/18	USD	300,000	(49,485)
Receive a floating rate based on 3-month USD-LIBOR and pay a fixed rate equal to 5.000% Counterparty: Morgan Stanley Capital Services, Inc.	12/17/28	USD	15,500,000	(5,177,883)
Receive a floating rate based on 3-month USD-LIBOR and pay a fixed rate equal to 5.000% Counterparty: The Royal Bank of Scotland PLC	12/17/28	USD	4,400,000	(1,487,140)
Receive a floating rate based on 3-month USD-LIBOR and pay a fixed rate equal to 3.000% Counterparty: Citibank N.A., New York	06/17/29	USD	1,700,000	112,239
Receive a floating rate based on 3-month USD-LIBOR and pay a fixed rate equal to 3.000% Counterparty: The Royal Bank of Scotland PLC	06/17/29	USD	3,700,000	101,703
Receive a floating rate based on 6-month GBP-LIBOR and pay a fixed rate equal to 4.000% Counterparty: Barclays Bank PLC, London	12/15/35	GBP	21,100,000	(2,095,800)
Receive a floating rate based on 6-month GBP-LIBOR and pay a fixed rate equal to 4.000% Counterparty: Deutsche Bank AG	12/15/35	GBP	8,200,000	(911,136)
Receive a floating rate based on 6-month GBP-LIBOR and pay a fixed rate equal to 4.000% Counterparty: Goldman Sachs Capital Markets L.P.	12/15/35	GBP	13,200,000	(1,004,463)
Receive a floating rate based on 6-month GBP-LIBOR and pay a fixed rate equal to 4.250% Counterparty: Goldman Sachs Capital Markets L.P.	06/12/36	GBP	1,800,000	(566,470)
Receive a floating rate based on 6-month GBP-LIBOR and pay a fixed rate equal to 5.500% Counterparty: Goldman Sachs Capital Markets L.P.	12/15/36	GBP	2,000,000	(833,418)
Receive a floating rate based on 6-month GBP-LIBOR and pay a fixed rate equal to 5.500% Counterparty: The Royal Bank of Scotland PLC	12/15/36	GBP	600,000	(254,413)
Receive a floating rate based on 6-month GBP-LIBOR and pay a fixed rate equal to 5.000% Counterparty: Goldman Sachs Capital Markets L.P.	12/19/37	GBP	300,000	(142,294)
Receive a floating rate based on 3-month USD-LIBOR and pay a fixed rate equal to 5.000% Counterparty: Citibank N.A., New York	12/17/38	USD	4,200,000	(1,935,696)
Receive a floating rate based on 3-month USD-LIBOR and pay a fixed rate equal to 5.000% Counterparty: Merrill Lynch Capital Services, Inc.	12/17/38	USD	9,400,000	(3,950,364)
Receive a floating rate based on 3-month USD-LIBOR and pay a fixed rate equal to 5.000% Counterparty: Morgan Stanley Capital Services, Inc.	12/17/38	USD	4,300,000	(2,024,325)
Receive a floating rate based on 3-month USD-LIBOR and pay a fixed rate equal to 5.000% Counterparty: The Royal Bank of Scotland PLC	12/17/38	USD	47,700,000	(18,127,094)

				$(23,931,464)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING PIMCO Core Bond Portfolio
as of December 31, 2008 (continued)

ING PIMCO Core Bond Portfolio Written Options Open on December 31, 2008:

Options on Exchange-Traded Futures Contracts

		Exercise	Expiration	# of	Premium
Description/Name of Issuer		Price	Date	Contracts	Received	Value

Put Option CBOT
US Treasury 5-Year Note Future 03/09	USD	118.00	02/20/09	375	$220,560	$(319,335)
Put Option CBOT
US Treasury 10-Year Note Future 03/09	USD	124.00	02/20/09	155	189,083	(254,298)
Put Option CME
90-Day Eurodollar Future 03/09	USD	98.00	03/16/09	205	56,775	(11,531)
Put Option CME
90-Day Eurodollar Future 03/09	USD	98.25	03/16/09	138	61,151	(12,075)
Put Option CME
90-Day Eurodollar Future 03/09	USD	98.50	03/16/09	357	53,065	(51,319)

					$580,634	$(648,558)

ING PIMCO Core Bond Portfolio Written Options Open on December 31, 2008:

Interest Rate Swaptions

		Floating Rate
		Index/Underlying	Pay/Receive	Exercise	Expiration		Notional	Premium
Description	Counterparty	Reference Entity	Floating	Rate	Date		Amount	Received	Value

Put-OTC Interest Rate Swap	Barclays Bank PLC	3-Month USD-LIBOR	Pay	2.750%	05/22/09	USD	22,000,000	$171,150	$(236,926)
Put-OTC Interest Rate Swap	Deutsche Bank AG, New York	3-Month USD-LIBOR	Pay	2.750%	05/22/09	USD	12,000,000	81,800	(129,232)
Put-OTC Interest Rate Swap	The Royal Bank of Scotland PLC	3-Month USD-LIBOR	Pay	3.600%	02/23/09	USD	4,000,000	12,800	(13,608)
Put-OTC Interest Rate Swap	The Royal Bank of Scotland PLC	3-Month USD-LIBOR	Pay	2.750%	05/22/09	USD	7,500,000	53,250	(80,770)
Call-OTC Interest Rate Swap	Barclays Bank PLC	3-month USD-LIBOR	Receive	4.300%	02/02/09	USD	20,100,000	508,530	(2,022,402)
Call-OTC Interest Rate Swap	Barclays Bank PLC	3-Month USD LIBOR	Receive	4.600%	02/02/09	USD	7,000,000	224,700	(1,004,659)
Call-OTC Interest Rate Swap	Barclays Bank PLC	3-Month USD-LIBOR	Receive	4.150%	08/03/09	USD	8,900,000	223,390	(775,788)
Call-OTC Interest Rate Swap	Merrill Lynch Capital Services, Inc.	3-Month USD-LIBOR	Receive	4.400%	08/03/09	USD	6,200,000	204,600	(767,405)
Call-OTC Interest Rate Swap	The Royal Bank of Scotland PLC	3-Month USD-LIBOR	Receive	4.250%	02/02/09	USD	15,200,000	458,280	(1,837,661)
Call-OTC Interest Rate Swap	The Royal Bank of Scotland PLC	3-month USD-LIBOR	Receive	4.200%	07/02/09	USD	10,300,000	227,630	(930,340)
Call-OTC Interest Rate Swap	The Royal Bank of Scotland PLC	3-Month USD-LIBOR	Receive	4.400%	08/03/09	USD	41,600,000	1,362,212	(5,149,042)
Call-OTC Interest Rate Swap	The Royal Bank of Scotland PLC	3-Month USD-LIBOR	Receive	4.550%	08/03/09	USD	22,700,000	695,025	(3,015,546)

								$4,223,367	$(15,963,379)

The following sales commitments were held by PIMCO Core Bond at December 31, 2008:

Principal
Amount		Description	Market Value

$(17,100,000)	W	United States Treasury Note, 2.000%, due 02/28/10	$(17,413,289)
(25,600,000)	W	United States Treasury Note, 2.125%, due 01/31/10	(26,077,005)
(68,500,000)	W	United States Treasury Note, 2.125%, due 04/30/10	(70,159,002)
(37,000,000)	W	United States Treasury Note, 2.875%, due 01/31/13	(39,731,673)
(7,800,000)	W	United States Treasury Note, 3.125%, due 11/30/09	(7,995,920)
(33,100,000)	W	United States Treasury Note, 3.250%, due 12/31/09	(34,055,531)
(7,300,000)	W	United States Treasury Note, 3.500%, due 02/15/10	(7,561,778)

		Total sales commitments (Cost $201,611,511)	$(202,994,198)

The following table summarizes the inputs used as of December 31, 2008 in determining the Portfolio’s investments at fair value for purposes of SFAS 157:

	Investments in	Other Financial
	Securities	Instruments*

Level 1 — Quoted Prices	$2,377,587	$50,838,886
Level 2 — Other Significant Observable Inputs	4,393,948,191	(258,718,062)
Level 3 — Significant Unobservable Inputs	16,757,679	2,143,275

Total	$4,413,083,457	$(205,735,901)

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, written options, and sales commitments. Forward foreign currency contracts, futures, and sales commitments are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING PIMCO Core Bond Portfolio
as of December 31, 2008 (continued)

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended December 31, 2008, was as follows:

	Investments in	Other Financial
	Securities	Instruments*

Beginning Balance at 12/31/07	$20,682,113	$11,929,757
Net Purchases/(Sales)	(73,009)	(4,633,393)
Accrued Discounts/(Premiums)	(86,226)	18,343
Total Realized Gain/(Loss)	(307,222)	5,000,000
Total Unrealized Depreciation	(3,457,977)	(10,171,432)
Net Transfers In/(Out) of Level 3	—	—

Ending Balance at 12/31/08	$16,757,679	$2,143,275

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, written options, and sales commitments. Forward foreign currency contracts, futures, and sales commitments are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

For the year ended December 31, 2008, total change in unrealized gain (loss) on Level 3 securities included in the change in net assets was $(1,772,818). Total unrealized gain (loss) for all securities (including Level 1 and Level 2) can be found on the accompanying Statement of Operations.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Pioneer Mid Cap Value Portfolio
as of December 31, 2008

Shares			Value

COMMON STOCK: 91.6%

		Advertising: 1.8%
3,804,916	@	Interpublic Group of Cos., Inc.	$15,067,467

			15,067,467

		Agriculture: 1.7%
248,162		Lorillard, Inc.	13,983,929

			13,983,929

		Banks: 3.6%
137,850		City National Corp.	6,713,295
375,269		First Horizon National Corp.	3,966,593
537,766		Keycorp	4,581,766
85,500		Northern Trust Corp.	4,457,970
126,313		PNC Financial Services Group, Inc.	6,189,337
155,270	L	Zions Bancorp.	3,805,668

			29,714,629

		Beverages: 1.4%
234,363		Molson Coors Brewing Co.	11,465,038

			11,465,038

		Chemicals: 1.4%
164,350		Air Products & Chemicals, Inc.	8,261,875
207,650		Dow Chemical Co.	3,133,439

			11,395,314

		Commercial Services: 3.3%
744,415		Equifax, Inc.	19,741,886
516,700		Western Union Co.	7,409,478

			27,151,364

		Computers: 7.4%
578,983	@	Computer Sciences Corp.	20,345,462
692,950	@	EMC Corp.	7,255,187
1,061,710	@	NCR Corp.	15,012,579
1,215,030	@	Teradata Corp.	18,018,895

			60,632,123

		Cosmetics/Personal Care: 1.3%
330,855		Estee Lauder Cos., Inc.	10,243,271

			10,243,271

		Distribution/Wholesale: 3.1%
317,070		WW Grainger, Inc.	24,997,799

			24,997,799

		Diversified Financial Services: 3.3%
31,700		CME Group, Inc.	6,597,087
111,850		Franklin Resources, Inc.	7,133,793
309,733	@@	Lazard Ltd.	9,211,459
165,449		Legg Mason, Inc.	3,624,988

			26,567,327

		Electric: 7.7%
241,349		American Electric Power Co., Inc.	8,032,095
386,027		Edison International	12,399,187
158,214		FirstEnergy Corp.	7,686,036
551,432		NSTAR	20,121,754
165,450		Pacific Gas & Electric Co.	6,404,570
297,026		Public Service Enterprise Group, Inc.	8,664,248

			63,307,890

		Electrical Components & Equipment: 0.8%
121,300	@	Energizer Holdings, Inc.	6,567,182

			6,567,182

		Electronics: 1.4%
322,850	@	Thermo Electron Corp.	10,999,500

			10,999,500

		Environmental Control: 3.8%
220,589		Republic Services, Inc.	5,468,401
771,998	L	Waste Management, Inc.	25,584,014

			31,052,415

		Food: 4.2%
165,900		JM Smucker Co.	7,193,424
330,861		Kroger Co.	8,738,039
777,289		Safeway, Inc.	18,476,160

			34,407,623

		Gas: 1.9%
361,745		Sempra Energy	15,421,189

			15,421,189

		Healthcare — Products: 0.9%
188,050	@	Zimmer Holdings, Inc.	7,600,981

			7,600,981

		Healthcare — Services: 1.7%
227,272		Aetna, Inc.	6,477,252
448,300		Cigna Corp.	7,553,855

			14,031,107

		Home Builders: 0.6%
661,725		D.R. Horton, Inc.	4,678,396

			4,678,396

		Household Products/Wares: 2.1%
427,375		Avery Dennison Corp.	13,987,984
82,706		Fortune Brands, Inc.	3,414,104

			17,402,088

		Insurance: 11.2%
452,311		AON Corp.	20,661,566
222,300	@@	Axis Capital Holdings Ltd.	6,473,376
799,566		Progressive Corp.	11,841,572
385,993	@@	RenaissanceRe Holdings Ltd.	19,901,799
1,759,407		UnumProvident Corp.	32,724,966

			91,603,279

		Media: 2.5%
854,725		CBS Corp. — Class B	7,000,198
688,668	@	Viacom — Class B	13,126,012

			20,126,210

		Mining: 0.9%
179,198		Newmont Mining Corp.	7,293,359

			7,293,359

		Miscellaneous Manufacturing: 0.7%
149,500		SPX Corp.	6,062,225

			6,062,225

		Office/Business Equipment: 1.5%
1,516,432		Xerox Corp.	12,085,963

			12,085,963

		Oil & Gas: 2.6%
57,550		Devon Energy Corp.	3,781,611
265,629		Questar Corp.	8,683,412
71,200	@	Transocean, Ltd.	3,364,200
162,000		XTO Energy, Inc.	5,713,740

			21,542,963

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Pioneer Mid Cap Value Portfolio
as of December 31, 2008 (continued)

Shares			Value

		Oil & Gas Services: 0.5%
374,506	@	Weatherford International Ltd.	$4,052,155

			4,052,155

		Packaging & Containers: 3.2%
620,359		Ball Corp.	25,800,731

			25,800,731

		Pharmaceuticals: 6.2%
275,700		Cardinal Health, Inc.	9,503,379
487,950	@	Forest Laboratories, Inc.	12,428,087
1,043,381		Omnicare, Inc.	28,964,257

			50,895,723

		Pipelines: 1.0%
1,079,580		El Paso Corp.	8,453,111

			8,453,111

		Retail: 1.4%
606,603		Gap, Inc.	8,122,414
168,665		JC Penney Co., Inc.	3,322,701

			11,445,115

		Savings & Loans: 2.6%
606,600		New York Community Bancorp., Inc.	7,254,936
763,645	L	People’s United Financial, Inc.	13,615,790

			20,870,726

		Semiconductors: 2.3%
331,250		Analog Devices, Inc.	6,300,375
777,715		Applied Materials, Inc.	7,878,253
603,100	@	Nvidia Corp.	4,867,017

			19,045,645

		Software: 1.0%
231,800	@	Fiserv, Inc.	8,430,566

			8,430,566

		Telecommunications: 0.6%
552,300		Windstream Corp.	5,081,160

			5,081,160

		Total Common Stock (Cost $959,274,829)	749,475,563

REAL ESTATE INVESTMENT TRUSTS: 4.3%

		Apartments: 0.5%
137,850		Equity Residential	4,110,687

			4,110,687

		Diversified: 0.5%
69,100		Vornado Realty Trust	4,170,185

			4,170,185

		Mortgage: 2.2%
1,158,016		Annaly Capital Management, Inc.	18,377,714

			18,377,714

		Office Property: 0.5%
66,380		Boston Properties, Inc.	3,650,900

			3,650,900

		Storage: 0.6%
60,680		Public Storage, Inc.	4,824,060

			4,824,060

		Total Real Estate Investment Trusts (Cost $40,408,886)	35,133,546

		Total Long-Term Investments (Cost $999,683,715)	784,609,109

SHORT-TERM INVESTMENTS: 3.8%

		Affiliated Mutual Fund: 3.4%
27,770,352		ING Institutional Prime Money Market Fund — Class I	27,770,352

		Total Mutual Fund (Cost $27,770,352)	27,770,352

Principal
Amount			Value

		Securities Lending CollateralCC: 0.4%
$3,654,334		Bank of New York Mellon Corp. Institutional Cash Reserves	$3,611,463

		Total Securities Lending Collateral (Cost $3,654,334)	3,611,463

		Total Short-Term Investments (Cost $31,424,686)	31,381,815

	Total Investments in Securities
	(Cost $1,031,108,401)*	99.7%	$815,990,924
	Other Assets and Liabilities - Net	0.3	2,220,453

	Net Assets	100.0%	$818,211,377

@	Non-income producing security
@@	Foreign Issuer
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2008.

*	Cost for federal income tax purposes is $1,044,847,511.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$14,306,262
Gross Unrealized Depreciation	(243,162,849)

Net Unrealized Depreciation	$(228,856,587)

The following table summarizes the inputs used as of December 31, 2008 in determining the Portfolio’s investments at fair value for purposes of SFAS 157:

	Investments in	Other Financial
	Securities	Instruments*

Level 1 — Quoted Prices	$812,379,461	$—
Level 2 — Other Significant Observable Inputs	3,611,463	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$815,990,924	$—

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING T. Rowe Price Capital Appreciation Portfolio
as of December 31, 2008

Shares			Value

COMMON STOCK: 67.1%

		Aerospace/Defense: 0.7%
496,300		Rockwell Collins, Inc.	$19,400,367

			19,400,367

		Auto Manufacturers: 0.7%
586,400	@@	Honda Motor Co., Ltd.	12,489,551
215,200	@@	Toyota Motor Corp.	7,114,152

			19,603,703

		Auto Parts & Equipment: 0.8%
144,300	@@	Toyota Industries Corp.	3,108,375
2,001,131	@	TRW Automotive Holdings Corp.	7,204,072
656,600		WABCO Holdings, Inc.	10,367,714

			20,680,161

		Banks: 2.4%
1,970		First Horizon National Corp.	20,823
515,400		JPMorgan Chase & Co.	16,250,562
141,200		State Street Corp.	5,553,396
1,432,400	L	Wells Fargo & Co.	42,227,152

			64,051,933

		Biotechnology: 0.6%
299,200	@	Millipore Corp.	15,414,784

			15,414,784

		Commercial Services: 2.5%
1,327,100		H&R Block, Inc.	30,151,712
2,551,900		Western Union Co.	36,594,246

			66,745,958

		Computers: 0.7%
1,818,700	@	Dell, Inc.	18,623,488

			18,623,488

		Cosmetics/Personal Care: 0.5%
190,573		Procter & Gamble Co.	11,781,223

			11,781,223

		Distribution/Wholesale: 1.3%
1,958,000	@@	Marubeni Corp.	7,496,318
1,479,200	@@	Mitsubishi Corp.	20,951,479
597,000	@@	Mitsui & Co., Ltd.	6,137,380

			34,585,177

		Diversified Financial Services: 4.7%
385,100		Affiliated Managers Group, Inc.	7,148,419
990,568		Ameriprise Financial, Inc.	23,139,668
113,100	L	Blackrock, Inc.	15,172,365
435,800		Franklin Resources, Inc.	27,795,323
1,345,200		Invesco Ltd.	19,424,688
931,410	@@	Lazard Ltd.	27,700,133
466,638	I	Merrill Lynch & Co., Inc.	5,160,083

			125,540,679

		Electric: 4.4%
239,900		Entergy Corp.	19,942,887
77,400		FPL Group, Inc.	3,895,542
613,200		Pacific Gas & Electric Co.	23,736,972
1,260,200		PPL Corp.	38,675,538
618,800		Public Service Enterprise Group, Inc.	18,050,396
708,200		Xcel Energy, Inc.	13,137,110

			117,438,445

		Electronics: 2.6%
4,260,716	@@	Tyco Electronics Ltd.	69,066,206

			69,066,206

		Food: 0.5%
180,392		General Mills, Inc.	10,958,814
26,681		JM Smucker Co.	1,156,888

			12,115,702

		Forest Products & Paper: 0.3%
651,726		International Paper Co.	7,690,367

			7,690,367

		Gas: 1.1%
669,242		Sempra Energy	28,529,786

			28,529,786

		Healthcare — Products: 2.8%
463,300		Baxter International, Inc.	24,828,247
83,500		Becton Dickinson & Co.	5,710,565
1,110,600	@@	Covidien Ltd.	40,248,144
97,800		Densply International, Inc.	2,761,872

			73,548,828

		Household Products/Wares: 1.6%
1,003,000		Fortune Brands, Inc.	41,403,840

			41,403,840

		Housewares: 0.1%
234,400	L	Newell Rubbermaid, Inc.	2,292,432

			2,292,432

		Insurance: 1.6%
517,500		AON Corp.	23,639,400
72,600		Metlife, Inc.	2,530,836
59,800		White Mountains Insurance Group Ltd.	15,973,178

			42,143,414

		Lodging: 1.9%
309,300		Choice Hotels International, Inc.	9,297,558
2,160,600		Marriott International, Inc.	42,023,670

			51,321,228

		Machinery — Diversified: 0.3%
190,400		Roper Industries, Inc.	8,265,264

			8,265,264

		Media: 4.6%
1,917,500		Cablevision Systems Corp.	32,290,700
131,260	@	Discovery Communications, Inc. — Class A	1,858,642
81,408	@	Discovery Communications, Inc. — Class C	1,090,053
229,507	@	Dish Network Corp.	2,545,233
292,573	@	Time Warner Cable, Inc.	6,275,691
7,723,400		Time Warner, Inc.	77,697,400

			121,757,719

		Miscellaneous Manufacturing: 8.3%
187,200		3M Co.	10,771,488
1,544,700		Danaher Corp.	87,445,467
1,502,400		Honeywell International, Inc.	49,323,792
867,900		Illinois Tool Works, Inc.	30,419,895
1,991,819	@@	Tyco International Ltd.	43,023,290

			220,983,932

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING T. Rowe Price Capital Appreciation Portfolio
as of December 31, 2008 (continued)

Shares			Value

		Oil & Gas: 7.3%
886,000	@	CNX Gas Corp.	$24,187,800
665,300		ExxonMobil Corp.	53,110,899
138,100	@@	Japan Petroleum Exploration Co.	6,071,727
648,300		Murphy Oil Corp.	28,752,105
575,900	@@	Royal Dutch Shell PLC ADR — Class A	30,488,146
1,168,800	@@	Statoil ASA	19,547,937
80,700	L	Sunoco, Inc.	3,507,222
522,400	@@	Total SA ADR	28,888,720

			194,554,556

		Oil & Gas Services: 0.8%
489,513	L	Schlumberger Ltd.	20,721,085

			20,721,085

		Pharmaceuticals: 2.7%
723,100	L	Allergan, Inc.	29,155,393
230,061		Cardinal Health, Inc.	7,930,203
918,800		Wyeth	34,464,188

			71,549,784

		Pipelines: 0.9%
1,244,700		Spectra Energy Corp.	19,591,578
196,600		Williams Cos., Inc.	2,846,768

			22,438,346

		Real Estate: 0.2%
224,695	@,L	St. Joe Co.	5,464,582

			5,464,582

		Retail: 3.8%
198,900		Home Depot, Inc.	4,578,678
686,900	@	Kohl’s Corp.	24,865,780
1,737,900		Lowe’s Cos., Inc.	37,399,608
453,100		TJX Cos., Inc.	9,320,267
410,400		Wal-Mart Stores, Inc.	23,007,024

			99,171,357

		Semiconductors: 4.0%
806,600		Altera Corp.	13,478,287
1,838,200		Analog Devices, Inc.	34,962,564
2,302,200		Texas Instruments, Inc.	35,730,144
1,235,700		Xilinx, Inc.	22,020,174

			106,191,169

		Software: 0.7%
955,600		Microsoft Corp.	18,576,864

			18,576,864

		Telecommunications: 1.7%
840,375		AT&T, Inc.	23,950,688
518,800	@	Cisco Systems, Inc.	8,456,440
7,515,200		Sprint Nextel Corp.	13,752,816

			46,159,944

		Total Common Stock (Cost $2,250,717,859)	1,777,812,323

PREFERRED STOCK: 4.0%

		Banks: 1.6%
37,000		Bank of America Corp.	24,050,000
598,000	P	Citigroup, Inc.	16,738,020
11,700		Fifth Third Bancorp.	948,636

			41,736,656

		Electric: 0.4%
8,400	P	NRG Energy, Inc.	9,567,600

			9,567,600

		Housewares: 0.6%
604,300	P	Newell Financial Trust I	15,862,875

			15,862,875

		Insurance: 1.2%
308,200	@@	Aspen Insurance Holdings Ltd.	12,944,400
1,895,200		Metlife, Inc.	19,520,560

			32,464,960

		Sovereign: 0.0%
164	P	Federal National Mortgage Association — Convertible Series 2004-1	246,000

			246,000

		Telecommunications: 0.2%
151,400	L	Crown Castle International Corp.	5,459,863

			5,459,863

		Total Preferred Stock (Cost $154,911,251)	105,337,954

Principal
Amount			Value

CONVERTIBLE BONDS: 7.3%

		Biotechnology: 0.7%
$21,801,000	C	Millipore Corp., 3.750%, due 06/01/26	$19,130,378

			19,130,378

		Coal: 0.6%
24,423,000	C	Peabody Energy Corp., 4.750%, due 12/15/41	14,775,915

			14,775,915

		Electronics: 0.2%
9,135,000		Newport Corp., 2.500%, due 02/15/12	5,389,650

			5,389,650

		Environmental Control: 0.0%
383,000	C	Allied Waste North America, Inc., 4.250%, due 04/15/34	344,700

			344,700

		Healthcare — Products: 1.2%
20,536,000	C	Henry Schein, Inc., 3.000%, due 08/15/34	20,381,980
12,105,000		Medtronic, Inc., 1.500%, due 04/15/11	11,318,175

			31,700,155

		Healthcare — Services: 0.3%
11,687,000	C	LifePoint Hospitals, Inc., 3.250%, due 08/15/25	8,458,466

			8,458,466

		Insurance: 0.3%
7,828,000	C,Z	USF&G Corp., 5.200%, due 03/03/09	7,759,505

			7,759,505

		Media: 0.3%
11,628,000	C	Liberty Media Corp., 3.125%, due 03/30/23	8,401,230

			8,401,230

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING T. Rowe Price Capital Appreciation Portfolio
as of December 31, 2008 (continued)

Principal
Amount			Value

		Mining: 0.8%
$11,389,000		Newmont Mining Corp., 1.250%, due 07/15/14	$12,243,175
7,641,000		Newmont Mining Corp., 1.625%, due 07/15/17	8,156,768

			20,399,943

		Miscellaneous Manufacturing: 0.0%
630,000	C	Actuant Corp., 2.000%, due 11/15/23	637,088

			637,088

		Oil & Gas Services: 0.8%
115,000	C	Cameron International Corp., 2.500%, due 06/15/26	114,138
19,425,000	C,L	Oil States International, Inc., 2.375%, due 07/01/25	15,030,094
4,217,000	@@,C, L	Schlumberger Ltd., 2.125%, due 06/01/23	5,265,979

			20,410,211

		Real Estate: 0.4%
10,500,000	#,C, I	General Growth Properties, Inc., 3.980%, due 04/15/27	853,125
15,463,000	#,C, I	Host Hotels & Resorts L.P., 2.625%, due 04/15/27	10,070,279
1,350,000	#,I	Kilroy Realty L.P., 3.250%, due 04/15/12	866,970

			11,790,374

		Semiconductors: 1.5%
33,235,000	C,L	Linear Technology Corp., 3.000%, due 05/01/27	24,220,006
22,280,000	L	Xilinx, Inc., 3.125%, due 03/15/37	15,233,950

			39,453,956

		Telecommunications: 0.2%
12,330,000	C	Lucent Technologies, Inc., 2.875%, due 06/15/25	5,810,513

			5,810,513

		Total Convertible Bonds (Cost $256,275,609)	194,462,084

CORPORATE BONDS/NOTES: 12.4%

		Advertising: 0.0%
1,250,000	I	Lamar Media Corp., 2.937%, due 03/31/14	1,075,000

			1,075,000

		Biotechnology: 0.1%
2,244,375	I	Invitrogen Corp., 6.000%, due 06/11/15	2,109,375

			2,109,375

		Building Materials: 1.3%
2,208,931	I	Georgia-Pacific Corp., 3.459%, due 08/22/14	1,971,046
38,879,035	I	Georgia-Pacific Corp., 4.551%, due 12/20/12	31,885,396

			33,856,442

		Coal: 0.1%
1,200,000	C	Peabody Energy Corp., 6.875%, due 03/15/13	1,143,000

			1,143,000

		Diversified Financial Services: 0.5%
5,731,000		Ford Motor Credit Co., LLC, 9.203%, due 04/15/09	5,537,579
5,250,000		SLM Corp., 3.675%, due 07/27/09	4,949,306
3,875,000	C	Teco Finance, Inc., 7.000%, due 05/01/12	3,566,174

			14,053,059

		Electric: 0.1%
1,505,000	C	Southern Power Co., 6.250%, due 07/15/12	1,539,633

			1,539,633

		Electronics: 0.0%
2,650,000	@@,C	NXP BV/NXP Funding, LLC, 7.503%, due 10/15/13	891,063

			891,063

		Entertainment: 0.1%
2,227,157	I	Cedar Fair LP, 3.436%, due 08/30/12	1,415,883

			1,415,883

		Environmental Control: 0.0%
375,000	C	Allied Waste North America, Inc., 7.875%, due 04/15/13	356,567

			356,567

		Food: 1.6%
2,270,000	C	HJ Heinz Finance Co., 6.625%, due 07/15/11	2,329,370
41,000,000	I	WM Wrigley Jr. Co., 7.750%, due 07/17/14	39,325,847

			41,655,217

		Forest Products & Paper: 0.1%
2,350,000	C	International Paper Co., 7.400%, due 06/15/14	1,928,349

			1,928,349

		Healthcare — Products: 0.6%
9,578,449	I	Advanced Medical Optics, Inc., 4.863%, due 04/02/14	6,217,809
8,613,821	I	BSC International, 2.466%, due 04/21/11	7,773,973
2,250,000	I	Fresenius SE, 6.750%, due 08/22/14	2,053,125

			16,044,907

		Healthcare — Services: 0.3%
9,594,104	I	HCA, Inc., 5.762%, due 11/18/12	8,126,833

			8,126,833

		Household Products/Wares: 0.1%
2,275,000	C	Fortune Brands, Inc., 5.125%, due 01/15/11	2,186,179

			2,186,179

		Insurance: 0.2%
4,954,000	C	Marsh & McLennan Cos., Inc., 7.125%, due 06/15/09	4,941,357

			4,941,357

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING T. Rowe Price Capital Appreciation Portfolio
as of December 31, 2008 (continued)

Principal
Amount			Value

		Lodging: 0.4%
$14,750,000	I	MGM Mirage, Inc., 2.904%, due 10/03/11	$7,743,750
4,810,000	C	Wynn Las Vegas, LLC, 6.625%, due 12/01/14	3,655,600

			11,399,350

		Media: 4.1%
4,200,000		Cablevision Systems Corp., 8.334%, due 04/01/09	4,210,500
3,648,649	I	CSC Holdings, Inc., 3.488%, due 02/24/12	3,123,038
34,888,078	I	CSC Holdings, Inc., 4.569%, due 05/02/14	29,919,338
9,300,000		CSC Holdings, Inc., 7.625%, due 04/01/11	8,811,750
6,224,994	I	DirecTV Holdings, LLC/DirecTV Financing Co., 5.250%, due 03/06/10	5,464,645
5,988,608	I	Discovery Communications, Inc., 3.530%, due 05/14/14	4,956,110
1,800,000	C	Echostar DBS Corp., 6.625%, due 10/01/14	1,507,500
15,560,000		Time Warner, Inc., 2.405%, due 11/13/09	14,980,032
4,540,000		Viacom, Inc., 2.271%, due 06/16/09	4,454,902
8,633,000	C	Viacom, Inc., 5.750%, due 04/30/11	7,844,479
25,935,000	I	Weather Channel, 7.250%, due 10/15/15	22,945,000

			108,217,294

		Mining: 0.5%
20,375,000	C	Freeport-McMoRan Copper & Gold, Inc., 7.084%, due 04/01/15	13,472,969

			13,472,969

		Pharmaceuticals: 0.6%
4,995,000	C,L	Allergan, Inc., 1.500%, due 04/01/26	5,026,219
10,991,000	C	Valeant Pharmaceuticals International, 4.000%, due 11/15/13	9,562,170
2,270,000	C	Wyeth, 6.950%, due 03/15/11	2,365,140

			16,953,529

		Pipelines: 0.3%
3,350,000		Dynegy Holdings, Inc., 7.500%, due 06/01/15	2,361,750
6,525,000	C	Williams Cos., Inc., 8.125%, due 03/15/12	6,043,781

			8,405,531

		Retail: 0.7%
22,075,000	+,C	Group 1 Automotive, Inc., 2.250% (step rate 2.000%), due 06/15/36	9,657,813
14,919,000	C	Penske Auto Group, Inc., 3.500%, due 04/01/26	8,410,586
3,175,000	C	Penske Auto Group, Inc., 7.750%, due 12/15/16	1,492,250

			19,560,649

		Telecommunications: 0.7%
4,250,000	C	American Tower Corp., 7.125%, due 10/15/12	4,207,500
225,000	C	American Tower Corp., 7.500%, due 05/01/12	222,750
13,645,000	C	JDS Uniphase Corp., 1.000%, due 05/15/26	7,436,525
775,000	C	Sprint Capital Corp., 6.900%, due 05/01/19	551,154
7,025,000	C	Sprint Capital Corp., 8.375%, due 03/15/12	5,623,667

			18,041,596

		Total Corporate Bonds/Notes (Cost $365,839,501)	327,373,782

No. of
Contracts			Value

POSITIONS IN PURCHASED OPTIONS: 0.0%
107		Call Option CBOE Automatic Data Processing, Inc. Strike @ 50-Exp 01/16/10	$20,063
111		Call Option CBOE Danaher Corp. Strike @ 80-Exp 01/16/10	26,363
114		Call Option CBOE International Paper Co. Strike @ 35-Exp 01/16/10	570
345		Call Option CBOE Johnson & Johnson Strike @ 65-Exp 01/16/10	134,550
212		Call Option CBOE Johnson & Johnson Strike @ 70-Exp 01/16/10	56,180
42		Call Option CBOE Northrop Grumman Corp. Strike @ 80-Exp 01/16/10	1,470
1,444		Call Option CBOE WellPoint Inc. Strike @ 55-Exp 01/17/09	7,220
355		Call Option CBOE WellPoint Inc. Strike @ 50-Exp 01/16/10	213,000

		Total Positions in Purchased Options (Cost $1,360,290)	459,416

		Total Long-Term Investments (Cost $3,029,104,510)	2,405,445,559

Shares			Value

SHORT-TERM INVESTMENTS: 11.8%

		Mutual Fund: 10.2%
270,559,633		T. Rowe Price Reserve Investment Fund	$270,559,633

		Total Mutual Fund (Cost $270,559,633)	270,559,633

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING T. Rowe Price Capital Appreciation Portfolio
as of December 31, 2008 (continued)

Principal
Amount			Value

		Securities Lending CollateralCC: 1.6%
$43,456,026		Bank of New York Mellon Corp. Institutional Cash Reserves	$42,945,602

		Total Securities Lending Collateral (Cost $43,456,026)	42,945,602

		Total Short-Term Investments (Cost $314,015,659)	313,505,235

	Total Investments in Securities
	(Cost $3,343,120,169)*	102.6%	$2,718,950,794
	Other Assets and Liabilities - Net	(2.6)	(69,274,289)

	Net Assets	100.0%	$2,649,676,505

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
+	Step basis bonds. Interest rates shown reflect current and next coupon rates.
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
C	Bond may be called prior to maturity date.
P	Preferred Stock may be called prior to convertible date.
cc	Securities purchased with cash collateral for securities loaned.
I	Illiquid security
L	Loaned security, a portion or all of the security is on loan at December 31, 2008.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

*	Cost for federal income tax purposes is $3,376,201,855.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$50,798,962
Gross Unrealized Depreciation	(708,050,023)

Net Unrealized Depreciation	$(657,251,061)

ING T. Rowe Price Capital Appreciation Portfolio Written Options Open on December 31, 2008:

	Exercise	Expiration	# of	Premium
Description/Name of Issuer	Price	Date	Contracts	Received	Value

Call Option CBOE AT&T Inc.	USD 30.00	01/16/10	2,410	$779,992	$(843,500)
Call Option CBOE Exxon Mobil Corp.	USD 85.00	01/16/10	1,638	1,641,283	(1,716,624)

				$2,421,275	$(2,560,124)

The following table summarizes the inputs used as of December 31, 2008 in determining the Portfolio’s investments at fair value for purposes of SFAS 157:

	Investments in	Other Financial
	Securities	Instruments*

Level 1 — Quoted Prices	$1,953,605,951	$(2,560,124)
Level 2 — Other Significant Observable Inputs	764,477,873	—
Level 3 — Significant Unobservable Inputs	866,970	—

Total	$2,718,950,794	$(2,560,124)

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended December 31, 2008, was as follows:

	Investments in	Other Financial
	Securities	Instruments*

Beginning Balance at 12/31/07	$—	$—
Net Purchases/(Sales)	1,113,115	—
Accrued Discounts/(Premiums)	45,116	—
Total Realized Gain/(Loss)	—	—
Total Unrealized Depreciation	(291,261)	—
Net Transfers In/(Out) of Level 3	—	—

Ending Balance at 12/31/08	$866,970	$—

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

For the year ended December 31, 2008, total change in unrealized gain (loss) on Level 3 securities included in the change in net assets was $(291,261). Total unrealized gain (loss) for all securities (including Level 1 and Level 2) can be found on the accompanying Statement of Operations.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING T. Rowe Price Equity Income Portfolio
as of December 31, 2008

Shares			Value

COMMON STOCK: 96.3%

		Aerospace/Defense: 0.9%
200,600		Boeing Co.	$8,559,602

			8,559,602

		Banks: 13.5%
292,300	@@,L	Allied Irish Banks PLC ADR	1,370,887
470,417		Bank of America Corp.	6,623,471
430,800		Bank of New York Mellon Corp.	12,204,564
238,000		Capital One Financial Corp.	7,589,820
364,566		Citigroup, Inc.	2,446,238
488,400		Fifth Third Bancorp.	4,034,184
91,200		Goldman Sachs Group, Inc.	7,696,368
969,744		JPMorgan Chase & Co.	30,576,028
470,700		Keycorp	4,010,364
200,100	L	Marshall & Ilsley Corp.	2,729,364
330,500		SunTrust Bank	9,762,970
342,210	@,@@	UBS AG — Reg	4,893,603
562,200		US Bancorp.	14,060,622
629,400		Wells Fargo & Co.	18,554,712

			126,553,195

		Beverages: 0.5%
211,600	@@	Anheuser-Busch InBev NV	4,914,028

			4,914,028

		Biotechnology: 1.0%
165,500	@	Amgen, Inc.	9,557,625

			9,557,625

		Building Materials: 0.8%
542,800		Masco Corp.	6,041,364
195,100	@,L	USG Corp.	1,568,604

			7,609,968

		Chemicals: 1.5%
303,100		EI Du Pont de Nemours & Co.	7,668,430
217,900		International Flavors & Fragrances, Inc.	6,475,988

			14,144,418

		Coal: 0.3%
96,900		Consol Energy, Inc.	2,769,402

			2,769,402

		Commercial Services: 0.7%
281,500		H&R Block, Inc.	6,395,680

			6,395,680

		Computers: 1.3%
195,500	@	Computer Sciences Corp.	6,869,870
523,300	@	Dell, Inc.	5,358,592

			12,228,462

		Cosmetics/Personal Care: 0.2%
16,300		Colgate-Palmolive Co.	1,117,202
16,500		Estee Lauder Cos., Inc.	510,840

			1,628,042

		Distribution/Wholesale: 0.6%
149,000		Genuine Parts Co.	5,641,140

			5,641,140

		Diversified Financial Services: 2.6%
413,100		American Express Co.	7,663,005
193,800		Janus Capital Group, Inc.	1,556,214
64,600		Legg Mason, Inc.	1,415,386
497,130		Merrill Lynch & Co., Inc.	5,786,593
184,200	I	Merrill Lynch & Co., Inc. — Restricted Common Stock	2,036,884
645,800	@	SLM Corp.	5,747,620

			24,205,702

		Electric: 5.3%
482,900		Duke Energy Corp.	7,248,329
84,200		Entergy Corp.	6,999,546
81,700		FirstEnergy Corp.	3,968,986
65,400	@,L	NRG Energy, Inc.	1,525,782
162,900		Pacific Gas & Electric Co.	6,305,859
177,300		Pinnacle West Capital Corp.	5,696,649
204,300		Progress Energy, Inc.	8,141,355
149,900		TECO Energy, Inc.	1,851,265
408,500		Xcel Energy, Inc.	7,577,675

			49,315,446

		Electronics: 0.3%
177,600	@@	Tyco Electronics Ltd.	2,878,896

			2,878,896

		Food: 3.1%
458,300		Hershey Co.	15,921,342
303,300		Kraft Foods, Inc.	8,143,605
129,000		McCormick & Co., Inc.	4,109,940
97,100	L	Whole Foods Market, Inc.	916,624

			29,091,511

		Forest Products & Paper: 1.5%
658,693		International Paper Co.	7,772,577
292,800		MeadWestvaco Corp.	3,276,432
81,700		Weyerhaeuser Co.	2,500,837

			13,549,846

		Gas: 0.8%
643,800		NiSource, Inc.	7,062,486

			7,062,486

		Hand/Machine Tools: 0.4%
80,800		Black & Decker Corp.	3,378,248

			3,378,248

		Healthcare — Products: 1.1%
165,300		Johnson & Johnson	9,889,899

			9,889,899

		Healthcare — Services: 0.5%
114,200	@	WellPoint, Inc.	4,811,246

			4,811,246

		Home Builders: 0.1%
196,200		D.R. Horton, Inc.	1,387,134

			1,387,134

		Home Furnishings: 0.9%
114,000		Harman International Industries, Inc.	1,907,220
163,500		Whirlpool Corp.	6,760,725

			8,667,945

		Household Products/Wares: 2.9%
234,100		Avery Dennison Corp.	7,662,093
297,500		Fortune Brands, Inc.	12,280,800
139,800		Kimberly-Clark Corp.	7,373,052

			27,315,945

		Housewares: 0.5%
468,000		Newell Rubbermaid, Inc.	4,577,040

			4,577,040

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING T. Rowe Price Equity Income Portfolio
as of December 31, 2008 (continued)

Shares			Value

		Insurance: 3.8%
97,700		Chubb Corp.	$4,982,700
32,000		Hartford Financial Services Group, Inc.	525,440
290,577		Lincoln National Corp.	5,474,471
579,900		Marsh & McLennan Cos., Inc.	14,074,173
291,300		Progressive Corp.	4,314,153
141,892		Travelers Cos., Inc.	6,413,518

			35,784,455

		Internet: 1.0%
276,600	@	eBay, Inc.	3,861,336
462,700	@	Yahoo!, Inc.	5,644,940

			9,506,276

		Iron/Steel: 1.2%
242,500		Nucor Corp.	11,203,500

			11,203,500

		Leisure Time: 0.4%
212,500		Harley-Davidson, Inc.	3,606,125

			3,606,125

		Lodging: 0.8%
212,400		Marriott International, Inc.	4,131,180
259,000	@,L	MGM Mirage	3,563,840

			7,695,020

		Machinery — Diversified: 0.9%
208,400		Deere & Co.	7,985,888

			7,985,888

		Media: 4.4%
297,800		Cablevision Systems Corp.	5,014,952
194,100		CBS Corp. — Class B	1,589,679
130,800	L	Gannett Co., Inc.	1,046,400
387,900		McGraw-Hill Cos., Inc.	8,995,401
472,000	L	New York Times Co.	3,459,760
1,045,300		Time Warner, Inc.	10,515,718
404,200		Walt Disney Co.	9,171,298
261,500	@@	WPP PLC	1,529,079

			41,322,287

		Mining: 1.5%
323,700		Alcoa, Inc.	3,644,862
155,200	L	Vulcan Materials Co.	10,798,816

			14,443,678

		Miscellaneous Manufacturing: 7.3%
250,100		3M Co.	14,390,754
155,300		Cooper Industries Ltd.	4,539,419
64,600		Eaton Corp.	3,211,266
1,705,400		General Electric Co.	27,627,481
217,400		Honeywell International, Inc.	7,137,242
322,600		Illinois Tool Works, Inc.	11,307,130

			68,213,292

		Oil & Gas: 13.1%
200,600		Anadarko Petroleum Corp.	7,733,130
247,924	@@	BP PLC ADR	11,587,968
401,290		Chevron Corp.	29,683,421
401,324		ExxonMobil Corp.	32,037,695
247,000		Murphy Oil Corp.	10,954,450
384,600	@@	Royal Dutch Shell PLC ADR — Class A	20,360,724
228,700		Sunoco, Inc.	9,939,302

			122,296,690

		Oil & Gas Services: 0.8%
162,000		BJ Services Co.	1,890,540
124,200		Schlumberger Ltd.	5,257,386

			7,147,926

		Pharmaceuticals: 6.1%
391,800		Bristol-Myers Squibb Co.	9,109,350
264,400		Eli Lilly & Co.	10,647,388
400,700		Merck & Co., Inc.	12,181,280
729,400		Pfizer, Inc.	12,917,674
318,700		Wyeth	11,954,437

			56,810,129

		Pipelines: 0.4%
228,750		Spectra Energy Corp.	3,600,525

			3,600,525

		Retail: 3.4%
402,300	@,L	Bed Bath & Beyond, Inc.	10,226,466
650,400		Home Depot, Inc.	14,972,208
250,800		Macy’s, Inc.	2,595,780
183,900	L	Tiffany & Co.	4,345,557

			32,140,011

		Semiconductors: 1.6%
357,800		Analog Devices, Inc.	6,805,356
275,200		Applied Materials, Inc.	2,787,776
340,500		Intel Corp.	4,991,730

			14,584,862

		Software: 1.3%
601,100		Microsoft Corp.	11,685,384

			11,685,384

		Telecommunications: 5.3%
430,300	@,@@, L	Alcatel SA ADR	925,145
802,603		AT&T, Inc.	22,874,186
177,900	@	Cisco Systems, Inc.	2,899,770
1,707,300	L	Qwest Communications International, Inc.	6,214,572
775,100		Sprint Nextel Corp.	1,418,433
348,450		Verizon Communications, Inc.	11,812,455
1,765,400	@@	Vodafone Group PLC	3,614,926

			49,759,487

		Toys/Games/Hobbies: 0.7%
428,400		Mattel, Inc.	6,854,400

			6,854,400

		Transportation: 1.0%
169,000		United Parcel Service, Inc. — Class B	9,322,040

			9,322,040

		Total Common Stock (Cost $1,240,273,986)	900,094,881

PREFERRED STOCK: 0.0%

		Sovereign: 0.0%
185,100		Federal National Mortgage Association	194,355

		Total Preferred Stock (Cost $8,064,188)	194,355

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING T. Rowe Price Equity Income Portfolio
as of December 31, 2008 (continued)

Principal
Amount			Value

CONVERTIBLE BONDS: 0.2%

		Auto Manufacturers: 0.2%
$5,354,000	C	Ford Motor Co., 4.250%, due 12/15/36	$1,405,425

		Total Convertible Bonds (Cost $2,899,794)	1,405,425

		Total Long-Term Investments (Cost $1,251,237,968)	901,694,661

Shares			Value

SHORT-TERM INVESTMENTS: 6.5%

		Mutual Fund: 2.8%
26,313,938		T. Rowe Price Reserve Investment Fund	$26,313,938

		Total Mutual Fund (Cost $26,313,938)	26,313,938

Principal
Amount			Value

		Securities Lending CollateralCC: 3.7%
$35,149,854		Bank of New York Mellon Corp. Institutional Cash Reserves	$34,717,939

		Total Securities Lending Collateral (Cost $35,149,854)	34,717,939

		Total Short-Term Investments (Cost $61,463,792)	61,031,877

	Total Investments in Securities
	(Cost $1,312,701,760)*	103.0%	$962,726,538
	Other Assets and Liabilities - Net	(3.0)	(28,020,554)

	Net Assets	100.0%	$934,705,984

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
C	Bond may be called prior to maturity date.
cc	Securities purchased with cash collateral for securities loaned.
I	Illiquid security
L	Loaned security, a portion or all of the security is on loan at December 31, 2008.
*	Cost for federal income tax purposes is $1,325,948,577.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$39,756,433
Gross Unrealized Depreciation	(402,978,472)

Net Unrealized Depreciation	$(363,222,039)

The following table summarizes the inputs used as of December 31, 2008 in determining the Portfolio’s investments at fair value for purposes of SFAS 157:

	Investments in	Other Financial
	Securities	Instruments*

Level 1 — Quoted Prices	$914,508,257	$—
Level 2 — Other Significant Observable Inputs	48,218,281	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$962,726,538	$—

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Van Kampen Capital Growth Portfolio
as of December 31, 2008

Shares			Value

COMMON STOCK: 94.1%

		Biotechnology: 3.6%
61,323	@	Genentech, Inc.	$5,084,290
218,264	@,L	Illumina, Inc.	5,685,777

			10,770,067

		Building Materials: 3.4%
392,814	@,@@	Cemex SA de CV ADR	3,590,320
68,924	L	Martin Marietta Materials, Inc.	6,691,142

			10,281,462

		Chemicals: 6.8%
288,217		Monsanto Co.	20,276,066

			20,276,066

		Commercial Services: 5.5%
121,970		Corporate Executive Board Co.	2,690,658
59,785		Mastercard, Inc.	8,545,070
155,304	@,L	Monster Worldwide, Inc.	1,877,625
64,525		Visa, Inc.	3,384,336

			16,497,689

		Computers: 6.5%
160,023	@	Apple, Inc.	13,657,963
143,440	@,@@	Research In Motion Ltd.	5,820,795

			19,478,758

		Distribution/Wholesale: 2.0%
3,372,000	@@	Li & Fung Ltd.	5,827,477

			5,827,477

		Diversified Financial Services: 6.9%
224,631		American Express Co.	4,166,905
1,474,033	@@	BM&F BOVESPA SA	3,805,180
26,667		CME Group, Inc.	5,549,669
635,452	@@	Redecard SA	7,003,052

			20,524,806

		Energy — Alternate Sources: 0.9%
19,962	@	First Solar, Inc.	2,753,958

			2,753,958

		Healthcare — Products: 1.8%
57,388	@	Gen-Probe, Inc.	2,458,502
23,281	@	Intuitive Surgical, Inc.	2,956,454

			5,414,956

		Holding Companies — Diversified: 3.0%
457,985	L	Leucadia National Corp.	9,068,103

			9,068,103

		Insurance: 4.7%
2,916	@	Berkshire Hathaway, Inc. — Class B	9,372,024
165,815		Loews Corp.	4,684,274

			14,056,298

		Internet: 17.4%
361,740	@	Amazon.com, Inc.	18,550,027
27,284	@,@@, L	Baidu.com ADR	3,562,472
417,267	@	eBay, Inc.	5,825,047
58,407	@	Google, Inc. — Class A	17,968,914
932,400	@@	Tencent Holdings Ltd.	6,058,483

			51,964,943

		Lodging: 2.9%
208,081	@,L	Wynn Resorts Ltd.	8,793,503

			8,793,503

		Oil & Gas: 7.3%
304,037	@	Southwestern Energy Co.	8,807,952
377,919	@	Ultra Petroleum Corp.	13,041,985

			21,849,937

		Pharmaceuticals: 1.2%
91,431		Allergan, Inc.	3,686,498

			3,686,498

		Real Estate: 3.9%
759,579	@@,L	Brookfield Asset Management, Inc. — Class A	11,598,771

			11,598,771

		Retail: 2.0%
615,244	@	Starbucks Corp.	5,820,208

			5,820,208

		Software: 0.7%
90,131	@,L	VMware, Inc.	2,135,203

			2,135,203

		Telecommunications: 8.3%
205,075	@@	America Movil SA de CV — Series L ADR	6,355,274
102,721	@@,L	China Mobile Ltd. ADR	5,223,363
399,262	@	Cisco Systems, Inc.	6,507,971
191,551		Qualcomm, Inc.	6,863,272

			24,949,880

		Transportation: 5.3%
122,447		CH Robinson Worldwide, Inc.	6,738,258
275,636		Expeditors International Washington, Inc.	9,170,410

			15,908,668

		Total Common Stock (Cost $480,110,425)	281,657,251

SHORT-TERM INVESTMENTS: 12.8%

		Affiliated Mutual Fund: 4.8%
14,376,444		ING Institutional Prime Money Market Fund — Class I	14,376,444

		Total Mutual Fund (Cost $14,376,444)	14,376,444

Principal
Amount			Value

		Securities Lending CollateralCC: 8.0%
$24,272,699		Bank of New York Mellon Corp. Institutional Cash Reserves	$23,919,122

		Total Securities Lending Collateral
		(Cost $24,272,699)	23,919,122

		Total Short-Term Investments
		(Cost $38,649,143)	38,295,566

	Total Investments in Securities
	(Cost $518,759,568)*	106.9%	$319,952,817
	Other Assets and Liabilities - Net	(6.9)	(20,669,774)

	Net Assets	100.0%	$299,283,043

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Van Kampen Capital Growth Portfolio
as of December 31, 2008 (continued)

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2008.

*	Cost for federal income tax purposes is $521,365,575.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$809,612
Gross Unrealized Depreciation	(202,222,370)

Net Unrealized Depreciation	$(201,412,758)

The following table summarizes the inputs used as of December 31, 2008 in determining the Portfolio’s investments at fair value for purposes of SFAS 157:

	Investments in	Other Financial
	Securities	Instruments*
Level 1 — Quoted Prices	$284,147,735	$—
Level 2 — Other Significant Observable Inputs	35,805,082	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$319,952,817	$—

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Van Kampen Global Franchise Portfolio
as of December 31, 2008

Shares			Value

COMMON STOCK: 95.3%

		Finland: 2.2%
271,520		Kone OYJ	$6,088,493

			6,088,493

		France: 5.6%
137,612		Groupe Danone	8,314,486
94,265	L	Pernod-Ricard SA	7,002,743

			15,317,229

		Ireland: 0.9%
1,168,531		C&C Group PLC	2,361,674

			2,361,674

		Japan: 3.2%
285,000		Kao Corp.	8,656,973

			8,656,973

		Netherlands: 7.6%
799,677		Reed Elsevier NV	9,507,674
590,130		Wolters Kluwer NV	11,189,172

			20,696,846

		Sweden: 4.2%
785,685		Swedish Match AB	11,342,811

			11,342,811

		Switzerland: 6.6%
256,015		Nestle SA	10,137,718
158,235		Novartis AG	7,924,639

			18,062,357

		United Kingdom: 32.4%
836,492		British American Tobacco PLC	21,821,454
1,143,503		Cadbury PLC	9,954,870
501,677		Diageo PLC	7,048,991
1,735,735		Experian Group Ltd.	10,943,740
636,921		Imperial Tobacco Group PLC	17,012,802
266,259		Reckitt Benckiser PLC	9,976,981
505,103		Unilever PLC	11,602,117

			88,360,955

		United States: 32.6%
129,010	L	Brown-Forman Corp.	6,642,725
274,199	@	Career Education Corp.	4,919,130
371,076	@	eBay, Inc.	5,180,221
212,050		Estee Lauder Cos., Inc.	6,565,068
159,422		Fortune Brands, Inc.	6,580,940
261,483		Harley-Davidson, Inc.	4,437,367
146,149		Kellogg Co.	6,408,634
179,255		McGraw-Hill Cos., Inc.	4,156,923
232,808		Moody’s Corp.	4,677,113
308,432		Philip Morris International, Inc.	13,419,876
139,487		Procter & Gamble Co.	8,623,086
204,423		Scotts Miracle-Gro Co.	6,075,452
504,005	@	Starbucks Corp.	4,767,887
215,938		Weight Watchers International, Inc.	6,352,896

			88,807,318

		Total Common Stock (Cost $319,158,038)	259,694,656

Principal
Amount			Value

SHORT-TERM INVESTMENTS: 1.4%

		Securities Lending CollateralCC: 1.4%
$3,978,903		Bank of New York Mellon Corp. Institutional Cash Reserves	$3,833,385

		Total Short-Term Investments (Cost $3,978,903)	3,833,385

	Total Investments in Securities
	(Cost $323,136,941)*	96.7%	$263,528,041
	Other Assets and Liabilities - Net	3.3	8,984,841

	Net Assets	100.0%	$272,512,882

@	Non-income producing security
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2008.

*	Cost for federal income tax purposes is $324,286,513.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$9,660,658
Gross Unrealized Depreciation	(70,419,130)

Net Unrealized Depreciation	$(60,758,472)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Van Kampen Global Franchise Portfolio
as of December 31, 2008 (continued)

Percentage of
Industry	Net Assets

Agriculture	23.3%
Beverages	8.5
Commercial Services	9.9
Cosmetics/Personal Care	8.8
Food	17.0
Household Products/Wares	8.3
Internet	1.9
Leisure Time	1.6
Machinery — Diversified	2.2
Media	9.1
Pharmaceuticals	2.9
Retail	1.8
Short-Term Investments	1.4
Other Assets and Liabilities — Net	3.3

Net Assets	100.0%

At December 31, 2008 the following forward foreign currency contracts were outstanding for the ING Van Kampen Global Franchise Portfolio:

			In
		Settlement	Exchange		Unrealized
Currency	Buy/Sell	Date	For	Value	Appreciation
			USD
British Pound GBP 6,265,000	SELL	01/26/09	9,359,910	9,000,679	$359,231
British Pound GBP 6,265,000	SELL	01/26/09	9,369,433	9,000,679	368,754
British Pound GBP 2,290,000	SELL	01/26/09	3,423,664	3,289,953	133,711
British Pound GBP 6,280,000	SELL	01/26/09	9,400,407	9,022,229	378,178

					$1,239,874

The following table summarizes the inputs used as of December 31, 2008 in determining the Portfolio’s investments at fair value for purposes of SFAS 157:

	Investments in	Other Financial
	Securities	Instruments*

Level 1 — Quoted Prices	$98,762,188	$—
Level 2 — Other Significant Observable Inputs	164,765,853	1,239,874
Level 3 — Significant Unobservable Inputs	—	—

Total	$263,528,041	$1,239,874

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Van Kampen Global Tactical Asset Allocation Portfolio
as of December 31, 2008

Shares			Value

COMMON STOCK: 39.4%

		Belgium: 0.0%
92		Anheuser-Busch InBev NV	$2,137
241		KBC Groep NV	7,243

			9,380

		Bermuda: 0.1%
500		Accenture Ltd.	16,395
300		Covidien Ltd.	10,872
400		Tyco International Ltd.	8,640

			35,907

		Denmark: 0.2%
3		AP Moller — Maersk A/S — Class B	16,145
565		Danske Bank A/S	5,692
483		Novo-Nordisk A/S	24,915
199	@	Vestas Wind Systems A/S	11,711

			58,463

		Finland: 0.2%
566		Fortum OYJ	12,302
2,394		Nokia OYJ	37,568
422		Sampo OYJ	7,987

			57,857

		France: 2.5%
429		Accor SA	21,132
104		Air Liquide	9,524
4,628	@	Alcatel SA	10,018
300		Alstom	17,878
752		AXA SA	16,879
805		BNP Paribas	34,747
343		Bouygues SA	14,551
420		Carrefour SA	16,235
798		Cie de Saint-Gobain	37,706
450		Cie Generale D’Optique Essilor International SA	21,139
440		Credit Agricole SA	4,942
186		Electricite de France	10,818
1,037		France Telecom SA	28,904
913		Gaz de France	45,319
248		Groupe Danone	14,984
176		Lafarge SA	10,764
120		L’Oreal SA	10,473
382		LVMH Moet Hennessy Louis Vuitton SA	25,601
188		Pernod-Ricard SA	13,966
166		Renault SA	4,332
557		Sanofi-Aventis	35,627
355		Schneider Electric SA	26,431
226		Societe Generale	11,466
356	@	Suez Environnement SA	6,012
878		Total SA	48,272
73		Vallourec	8,300
229		Veolia Environnement	7,223
862		Vinci SA	36,376
1,730		Vivendi	56,388

			606,007

		Germany: 2.1%
302		Adidas AG	11,491
479		Allianz AG	50,898
541		BASF AG	20,876
510		Bayer AG	29,602
462		Bayerische Motoren Werke AG	14,422
433		Commerzbank AG	4,170
686		DaimlerChrysler AG	25,844
579		Deutsche Bank AG	23,086
227		Deutsche Boerse AG	16,423
864		Deutsche Post AG	14,485
2,158		Deutsche Telekom AG	32,567
1,300		E.ON AG	50,293
238		Fresenius Medical Care AG & Co. KGaA	11,043
91		K+S AG	5,256
80		Linde AG	6,804
209		Muenchener Rueckversicherungs AG	32,023
228		RWE AG	20,133
1,119		SAP AG	40,291
808		Siemens AG	60,956
287		ThyssenKrupp AG	8,099
79		Volkswagen AG	27,488

			506,250

		Greece: 0.0%
280		National Bank of Greece SA	5,200

			5,200

		Ireland: 0.1%
581		CRH PLC	14,938

			14,938

		Italy: 0.7%
941		Assicurazioni Generali S.p.A.	25,981
436		Banche Popolari Unite Scpa	6,394
393		Banco Popolare Scarl	2,786
3,825		Enel S.p.A.	24,639
1,262		ENI S.p.A.	30,368
917		Fiat S.p.A	6,139
6,195		Intesa Sanpaolo S.p.A.	22,504
9,032		Telecom Italia S.p.A.	14,859
10,975		UniCredito Italiano S.p.A.	27,904

			161,574

		Japan: 5.8%
1,200		Aeon Co., Ltd.	12,085
1,000		Ajinomoto Co., Inc.	10,914
2,000		Asahi Glass Co., Ltd.	11,401
500		Astellas Pharma, Inc.	20,466
3,000		Bank of Yokohama Ltd.	17,696
600		Bridgestone Corp.	9,000
1,000		Canon, Inc.	31,685
1		Central Japan Railway Co.	8,673
700		Chubu Electric Power Co., Inc.	21,320
2,000		Dai Nippon Printing Co., Ltd.	22,109
700		Daiichi Sankyo Co., Ltd.	16,554
300		Daikin Industries Ltd.	7,890
1,000		Daiwa Securities Group, Inc.	6,003
700		Denso Corp.	11,861
4	X	East Japan Railway Co.	29,187
200		Fanuc Ltd.	14,334
600		Fuji Photo Film Co., Ltd.	13,394
2,000		Fujitsu Ltd.	9,724
3,000		Hitachi Ltd.	11,643
1,600		Honda Motor Co., Ltd.	34,078
500		Hoya Corp.	8,733
1		Inpex Holdings, Inc.	7,972
2,000		Itochu Corp.	10,090
8		Japan Tobacco, Inc.	26,499
600		JFE Holdings, Inc.	15,945
700		Kansai Electric Power Co., Inc.	20,276
3		KDDI Corp.	21,421
100		Keyence Corp.	20,551
7,000		Kintetsu Corp.	32,204
1,000		Kirin Brewery Co., Ltd.	13,295
4,000		Kobe Steel Ltd.	7,348
1,000		Komatsu Ltd.	12,757
2,000		Kubota Corp.	14,481
100		Kyocera Corp.	7,240
400		Kyushu Electric Power Co., Inc.	10,619
2,000		Marubeni Corp.	7,657
2,000		Matsushita Electric Industrial Co., Ltd.	24,584
2,500		Mitsubishi Chemical Holdings Corp.	11,078
1,600		Mitsubishi Corp.	22,662

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Van Kampen Global Tactical Asset Allocation Portfolio
as of December 31, 2008 (continued)

Shares			Value

		Japan (continued)
2,000		Mitsubishi Electric Corp.	$12,534
1,000		Mitsubishi Estate Co., Ltd.	16,519
3,000		Mitsubishi Heavy Industries Ltd.	13,408
8,000	@	Mitsubishi Motors Corp.	10,958
2,000		Mitsui & Co., Ltd.	20,561
1,000		Mitsui Fudosan Co., Ltd.	16,672
1,000		Mitsui OSK Lines Ltd.	6,180
8	X	Mizuho Financial Group, Inc.	21,833
200		Murata Manufacturing Co., Ltd.	7,842
3,000		NEC Corp.	10,149
200		Nidec Corp.	7,822
100		Nintendo Co., Ltd.	38,215
5,000		Nippon Steel Corp.	16,431
4	X	Nippon Telegraph & Telephone Corp.	19,825
2,500		Nissan Motor Co., Ltd.	8,994
1,600		Nomura Holdings, Inc.	13,322
13		NTT DoCoMo, Inc.	25,588
70		ORIX Corp.	3,997
3,000		Osaka Gas Co., Ltd.	13,873
7	X	Resona Holdings, Inc.	9,941
1,000		Ricoh Co., Ltd.	12,817
200		Secom Co., Ltd.	10,321
800		Seven & I Holdings Co., Ltd.	27,497
1,000		Sharp Corp.	7,208
400		Shin-Etsu Chemical Co., Ltd.	18,461
2,000		Shizuoka Bank Ltd.	23,242
100		SMC Corp.	10,302
800		Softbank Corp.	14,529
2,000		Sompo Japan Insurance, Inc.	14,809
1,000		Sony Corp.	21,872
3,000		Sumitomo Chemical Co., Ltd.	10,284
1,000		Sumitomo Corp.	8,869
800		Sumitomo Electric Industries Ltd.	6,193
4,000		Sumitomo Metal Industries Ltd.	9,880
5	X	Sumitomo Mitsui Financial Group, Inc.	19,910
1,000		Sumitomo Trust & Banking Co., Ltd.	5,911
500		Suzuki Motor Corp.	6,988
250		T&D Holdings, Inc.	10,581
700		Takeda Pharmaceutical Co., Ltd.	36,486
200		Terumo Corp.	9,369
600		Tohoku Electric Power Co., Inc.	16,231
600		Tokio Marine Holdings, Inc.	17,778
700		Tokyo Electric Power Co., Inc.	23,367
300		Tokyo Electron Ltd.	10,561
2,000		Tokyo Gas Co., Ltd.	10,138
3,000		Tokyu Corp.	15,126
2,000		Toray Industries, Inc.	10,178
4,000		Toshiba Corp.	16,459
2,500		Toyota Motor Corp.	82,646

			1,398,106

		Luxembourg: 0.0%
491		ArcelorMittal	11,902
88	@	Reinet Investments SA	856

			12,758

		Netherlands: 0.8%
2,040		Aegon NV	12,878
164		Akzo Nobel NV	6,765
230		Heineken NV	7,042
1,139		Koninklijke Ahold NV	14,036
1,179		Koninklijke Philips Electronics NV	23,376
1,633		Royal Dutch Shell PLC — Class A	42,904
1,266		Royal Dutch Shell PLC — Class B	32,091
1,219		Royal KPN NV	17,722
720		TNT NV	13,986
1,292		Unilever NV	31,315

			202,115

		Norway: 0.1%
943		Statoil ASA	15,771
1,613		Telenor ASA	10,882

			26,653

		Spain: 1.0%
5,297		Banco Bilbao Vizcaya Argentaria SA	65,632
6,556		Banco Santander Central Hispano SA	63,335
2,649		Iberdrola SA	24,693
586		Repsol YPF SA	12,511
2,887		Telefonica SA	65,164

			231,335

		Sweden: 0.4%
724		Hennes & Mauritz AB	28,797
1,621		Nordea Bank AB	11,554
1,500		Sandvik AB	9,635
2,274		Telefonaktiebolaget LM Ericsson	17,728
2,419		TeliaSonera AB	12,182
1,500		Volvo AB	8,536

			88,432

		Switzerland: 2.1%
3,665	@	ABB Ltd.	55,892
400		ACE Ltd.	21,168
644		Compagnie Financiere Richemont SA	12,271
1,255		Credit Suisse Group	35,171
303		Holcim Ltd.	17,538
264		Julius Baer Holding AG — Reg	10,232
2,201		Nestle SA	87,156
1,452		Novartis AG	72,718
448		Roche Holding AG	69,358
7		SGS SA	7,321
355		Swiss Reinsurance	17,383
42		Syngenta AG	8,159
3,330	@	UBS AG — Reg	48,449
466		Xstrata PLC	4,361
149		Zurich Financial Services AG	32,554

			499,731

		United Kingdom: 3.9%
823		Anglo American PLC	19,206
887		AstraZeneca PLC	36,288
4,272		Aviva PLC	24,207
3,189		BAE Systems PLC	17,355
9,753		Barclays PLC	22,168
1,660		BG Group PLC	22,977
1,094		BHP Billiton PLC	21,219
8,749		BP PLC	67,537
1,111		British American Tobacco PLC	28,983
644		British Energy Group PLC	7,217
8,633		BT Group PLC	17,362
1,354		Cadbury PLC	11,787
778		Capita Group PLC	8,346
4,248		Centrica PLC	16,354
3,591		Compass Group PLC	17,911
2,131		Diageo PLC	29,942
1,400		Experian Group Ltd.	8,827
2,997		GlaxoSmithKline PLC	55,737
4,287		HBOS PLC	4,438
12,033		HSBC Holdings PLC	117,768
787		Imperial Tobacco Group PLC	21,022
12,248		Legal & General Group PLC	13,690
9,496		Lloyds TSB Group PLC	17,973
3,834		Man Group PLC	13,190
2,058		National Grid PLC	20,336
3,314		Prudential PLC	20,117
481		Reckitt Benckiser PLC	18,024
3,005		Reed Elsevier PLC	22,062
582		Rio Tinto PLC	12,936
105,991	@	Rolls-Royce Group PLC	152
1,853	@	Rolls-Royce Group PLC	9,065
21,913		Royal Bank of Scotland Group PLC	16,131

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Van Kampen Global Tactical Asset Allocation Portfolio
as of December 31, 2008 (continued)

Shares			Value

		United Kingdom (continued)
523		SABMiller PLC	$8,783
1,280		Scottish & Southern Energy PLC	22,568
749		Smith & Nephew PLC	4,784
1,349		Standard Chartered PLC	17,262
5,285		Tesco PLC	27,519
1,152		Unilever PLC	26,461
39,523		Vodafone Group PLC	80,929
2,995		WM Morrison Supermarkets PLC	12,140

			940,773

		United States: 19.4%
500		3M Co.	28,770
1,100		Abbott Laboratories	58,707
1,100	@	Adobe Systems, Inc.	23,419
500		Aetna, Inc.	14,250
100		Aflac, Inc.	4,584
8,500		Alcoa, Inc.	95,710
600		Allergan, Inc.	24,192
400		Allstate Corp.	13,104
1,900		Altria Group, Inc.	28,614
300	@	Amazon.com, Inc.	15,384
800		American Express Co.	14,840
600	@	Amgen, Inc.	34,650
200		Anadarko Petroleum Corp.	7,710
100		Apache Corp.	7,453
600	@	Apple, Inc.	51,210
800		Applied Materials, Inc.	8,104
3,600		AT&T, Inc.	102,600
400		Automatic Data Processing, Inc.	15,736
400		Avon Products, Inc.	9,612
100		Baker Hughes, Inc.	3,207
2,500		Bank of America Corp.	35,200
1,000		Bank of New York Mellon Corp.	28,330
600		Baxter International, Inc.	32,154
400		BB&T Corp.	10,984
200		Becton Dickinson & Co.	13,678
10	@	Berkshire Hathaway, Inc. — Class B	32,140
700		Boeing Co.	29,869
900	@	Boston Scientific Corp.	6,966
1,600		Bristol-Myers Squibb Co.	37,200
200		Burlington Northern Santa Fe Corp.	15,142
200		Capital One Financial Corp.	6,378
300		Cardinal Health, Inc.	10,341
700		Carnival Corp.	17,024
400		Caterpillar, Inc.	17,868
300	@	Celgene Corp.	16,584
600		Charles Schwab Corp.	9,702
1,500		Chevron Corp.	110,955
800		Chubb Corp.	40,800
4,200	@	Cisco Systems, Inc.	68,460
4,500		Citigroup, Inc.	30,195
400		Colgate-Palmolive Co.	27,416
1,100		Comcast Corp. — Class A	18,568
600		Comcast Corp. — Special Class A	9,690
1,100		ConocoPhillips	56,980
1,200		Corning, Inc.	11,436
200		Costco Wholesale Corp.	10,500
300		CSX Corp.	9,741
600		CVS Caremark Corp.	17,244
200		Danaher Corp.	11,322
300		Deere & Co.	11,496
1,400	@	Dell, Inc.	14,336
300		Devon Energy Corp.	19,713
1,000	@	DIRECTV Group, Inc.	22,910
800		Dominion Resources, Inc.	28,672
1,000		Dow Chemical Co.	15,090
2,100		Duke Energy Corp.	31,521
1,200	@	eBay, Inc.	16,752
500		Eli Lilly & Co.	20,135
1,700	@	EMC Corp.	17,799
1,200		Emerson Electric Co.	43,932
300		Entergy Corp.	24,939
100		EOG Resources, Inc.	6,658
200		Exelon Corp.	11,122
300	@	Express Scripts, Inc.	16,494
2,800		ExxonMobil Corp.	223,524
200		FedEx Corp.	12,830
400		FirstEnergy Corp.	19,432
600		FPL Group, Inc.	30,198
500		Freeport-McMoRan Copper & Gold, Inc.	12,220
200	@	Genentech, Inc.	16,582
200		General Dynamics Corp.	11,518
5,700		General Electric Co.	92,340
300		General Mills, Inc.	18,225
100	@	Genzyme Corp.	6,637
500	@	Gilead Sciences, Inc.	25,570
300		Goldman Sachs Group, Inc.	25,317
100	@	Google, Inc. — Class A	30,765
2,900		Halliburton Co.	52,722
400		Hartford Financial Services Group, Inc.	6,568
100		Hess Corp.	5,364
1,700		Hewlett-Packard Co.	61,693
1,300		HJ Heinz Co.	48,880
1,900		Home Depot, Inc.	43,738
500		Honeywell International, Inc.	16,415
600		Illinois Tool Works, Inc.	21,030
5,100		Intel Corp.	74,766
800		International Business Machines Corp.	67,328
1,100		Johnson & Johnson	65,813
800		Johnson Controls, Inc.	14,528
4,200		JPMorgan Chase & Co.	132,426
300		Kimberly-Clark Corp.	15,822
1,600		Kraft Foods, Inc.	42,960
500		Kroger Co.	13,205
500		Lockheed Martin Corp.	42,040
1,800		Lowe’s Cos., Inc.	38,736
400		Marathon Oil Corp.	10,944
200		Marsh & McLennan Cos., Inc.	4,854
900		McDonald’s Corp.	55,971
200	@	Medco Health Solutions, Inc.	8,382
1,000		Medtronic, Inc.	31,420
700		Merck & Co., Inc.	21,280
1,700		Merrill Lynch & Co., Inc.	19,788
500		Metlife, Inc.	17,430
5,200		Microsoft Corp.	101,088
500		Monsanto Co.	35,175
300	@	National Oilwell Varco, Inc.	7,332
3,100		News Corp. — Class A	28,179
1,000		Nike, Inc.	51,000
200		Norfolk Southern Corp.	9,410
100		Northrop Grumman Corp.	4,504
700		Occidental Petroleum Corp.	41,993
3,200	@	Oracle Corp.	56,736
1,000		PepsiCo, Inc.	54,770
4,800		Pfizer, Inc.	85,008
1,600		Philip Morris International, Inc.	69,616
300		PNC Financial Services Group, Inc.	14,700
1,500		Procter & Gamble Co.	92,730
300		Prudential Financial, Inc.	9,078
800		Public Service Enterprise Group, Inc.	23,336
1,600		Qualcomm, Inc.	57,328
300		Raytheon Co.	15,312
900		Schering-Plough Corp.	15,327
800		Schlumberger Ltd.	33,864
200		Southern Co.	7,400
3,400		Sprint Nextel Corp.	6,222
1,500		Staples, Inc.	26,880
200		State Street Corp.	7,866
600		Stryker Corp.	23,970
200		SunTrust Bank	5,908
800	@	Symantec Corp.	10,816
600		Sysco Corp.	13,764
700		Target Corp.	24,171
1,500		Texas Instruments, Inc.	23,280

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Van Kampen Global Tactical Asset Allocation Portfolio
as of December 31, 2008 (continued)

Shares			Value

		United States (continued)
400	@	Thermo Electron Corp.	$13,628
3,700		Time Warner, Inc.	37,222
100	@	Transocean, Ltd.	4,725
500		Travelers Cos., Inc.	22,600
300		Union Pacific Corp.	14,340
600		United Parcel Service, Inc. — Class B	33,096
1,100		United Technologies Corp.	58,960
1,100		UnitedHealth Group, Inc.	29,260
1,600		US Bancorp.	40,016
300		Valero Energy Corp.	6,492
1,500		Verizon Communications, Inc.	50,850
400		Visa, Inc.	20,980
400		Walgreen Co.	9,868
1,500		Wal-Mart Stores, Inc.	84,090
2,200		Walt Disney Co.	49,918
1,000		Waste Management, Inc.	33,140
400	@	Weatherford International Ltd.	4,328
400	@	WellPoint, Inc.	16,852
2,600		Wells Fargo & Co.	76,648
600		Western Union Co.	8,604
500		Wyeth	18,755
200		XTO Energy, Inc.	7,054
1,300	@	Yahoo!, Inc.	15,860
400		Yum! Brands, Inc.	12,600

			4,692,202

		Total Common Stock (Cost $11,892,569)	9,547,681

REAL ESTATE INVESTMENT TRUSTS: 0.5%

		France: 0.1%
82		Unibail	12,250

			12,250

		Japan: 0.0%
1		Nippon Building Fund, Inc.	10,992

			10,992

		United Kingdom: 0.1%
1,190		Land Securities Group PLC	15,999

			15,999

		United States: 0.3%
1,400		Simon Property Group, Inc.	74,382

			74,382

		Total Real Estate Investment Trusts (Cost $151,239)	113,623

EXCHANGE-TRADED FUNDS: 2.5%

		Emerging Markets: 0.8%
8,000		iShares MSCI Emerging Markets Index Fund	199,760

			199,760

		United States: 1.7%
3,928		iShares iBoxx Investment Grade Corporate Bond Fund	399,281

			399,281

		Total Exchange-Traded Funds (Cost $599,051)	599,041

PREFERRED STOCK: 0.0%

		Germany: 0.0%
140		Porsche AG	11,146
94		Volkswagen AG	5,179

		Total Preferred Stock (Cost $30,103)	16,325

Principal
Amount			Value

U.S. GOVERNMENT AGENCY OBLIGATIONS: 9.2%

		Federal Home Loan Mortgage Corporation##: 4.2%
$920,000		5.500%, due 08/20/12	$1,027,640

			1,027,640

		Federal National Mortgage Association##: 5.0%
1,100,000		4.875%, due 05/18/12	1,198,806

			1,198,806

		Total U.S. Government Agency Obligations (Cost $2,145,307)	2,226,446

U.S. TREASURY OBLIGATIONS: 12.2%

		U.S. Treasury Bonds: 12.2%
2,565,000		4.000%, due 08/15/18	2,962,778

		Total U.S. Treasury Obligations (Cost $2,602,255)	2,962,778

		Total Long-Term Investments (Cost $17,420,524)	15,465,894

Shares			Value

SHORT-TERM INVESTMENTS: 8.3%

		Affiliated Mutual Fund: 8.3%
2,000,000		ING Institutional Prime Money Market Fund — Class I	$2,000,000

		Total Short-Term Investments (Cost $2,000,000)	2,000,000

	Total Investments in Securities
	(Cost $19,420,524)*	72.1%	$17,465,894
	Other Assets and Liabilities - Net	27.9	6,768,429

	Net Assets	100.0%	$24,234,323

@	Non-income producing security
##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage
Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.

*	Cost for federal income tax purposes is $19,423,600.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$647,524
Gross Unrealized Depreciation	(2,605,230)

Net Unrealized Depreciation	$(1,957,706)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Van Kampen Global Tactical Asset Allocation Portfolio
as of December 31, 2008 (continued)

Percentage of
Industry	Net Assets

Aerospace/Defense	0.8%
Agriculture	0.7
Apparel	0.3
Auto Manufacturers	0.9
Auto Parts & Equipment	0.2
Banks	4.5
Beverages	0.5
Biotechnology	0.4
Building Materials	0.4
Chemicals	0.7
Commercial Services	0.4
Computers	1.0
Cosmetics/Personal Care	0.6
Distribution/Wholesale	0.3
Diversified	0.1
Diversified Financial Services	0.4
Electric	1.9
Electrical Components & Equipment	0.4
Electronics	0.5
Engineering & Construction	0.4
Environmental Control	0.1
Federal Home Loan Mortgage Corporation##	4.2
Federal National Mortgage Association##	5.0
Food	1.6
Food Service	0.1
Gas	0.4
Hand/Machine Tools	0.1
Healthcare — Products	0.9
Healthcare — Services	0.3
Holding Companies — Diversified	0.1
Home Furnishings	0.2
Household Products/Wares	0.1
Insurance	1.9
Internet	0.4
Investment Companies	0.1
Iron/Steel	0.3
Leisure Time	0.1
Lodging	0.1
Machinery — Construction & Mining	0.1
Machinery — Diversified	0.3
Media	1.0
Metal Fabricate/Hardware	0.0
Mining	0.7
Miscellaneous Manufacturing	1.0
Office Property	0.1
Office/Business Equipment	0.2
Oil & Gas	3.3
Oil & Gas Services	0.4
Pharmaceuticals	2.8
Real Estate	0.1
Regional Malls	0.3
Retail	1.7
Semiconductors	0.5
Software	0.9
Telecommunications	3.0
Textiles	0.0
Toys/Games/Hobbies	0.2
Transportation	1.0
U.S. Treasury Bonds	12.2
Water	0.1
Other Long-Term Investments	2.5
Short-Term Investments	8.3
Other Assets and Liabilities — Net	27.9

Net Assets	100.0%

ING Van Kampen Global Tactical Asset Allocation Open Futures Contracts on December 31, 2008

			Unrealized
	Number	Expiration	Appreciation/
Contract Description	of Contracts	Date	(Depreciation)

Long Contracts
Australia 10-Year Bond	4	03/16/09	$10,658
Dow Jones Euro STOXX 50	8	03/20/09	(1,816)
FTSE 100 Index	3	03/20/09	5,906
Hang Seng Stock Index	1	01/29/09	2,442
MSCI Singapore Index	3	01/29/09	3,072
S&P 500 E-Mini	38	03/20/09	40,409
S&P ASX 200 Index (SPI)	5	03/19/09	12,090
S&P Mid 400 E-Mini	21	03/20/09	61,359
S&P/TSE 60 Index	5	03/19/09	21,031
U.S. Treasury 2-Year Note	4	03/31/09	9,866
U.S. Treasury Long Bond	3	03/20/09	41,321

			$206,338

Short Contracts
Canada 10-Year Bond	5	03/20/09	$(31,627)
Japanese Government Bonds 10-Year Mini	2	03/10/09	(884)
U.S. Treasury 5-Year Note	4	03/31/09	(11,971)

			$(44,482)

At December 31, 2008 the following forward foreign currency contracts were outstanding for the ING Van Kampen Global Tactical Asset Allocation Portfolio:

					Unrealized
		Settlement	In Exchange		Appreciation
Currency	Buy/Sell	Date	For	Value	(Depreciation)
			USD

Australian Dollar AUD 893,158	BUY	01/15/09	585,599	$621,630	$36,031
Canadian Dollar CAD 835,743	BUY	01/15/09	661,242	676,814	15,572
Canadian Dollar CAD 100,979	BUY	01/15/09	81,576	81,776	200
Swiss Franc CHF 76,956	BUY	01/15/09	63,747	72,314	8,567
Swiss Franc CHF 68,272	BUY	01/15/09	58,916	64,154	5,238
EU Euro EUR 355,911	BUY	01/15/09	458,502	494,390	35,888
EU Euro EUR 80,482	BUY	01/15/09	106,800	111,797	4,997
EU Euro EUR 71,416	BUY	01/15/09	101,428	99,202	(2,226)
British Pound GBP 164,199	BUY	01/15/09	242,350	235,975	(6,375)
British Pound GBP 68,320	BUY	01/15/09	102,200	98,184	(4,016)
British Pound GBP 48,568	BUY	01/15/09	70,764	69,798	(966)
Hong Kong Sar Dollar HKD 838,615	BUY	01/15/09	108,257	108,218	(39)
Japanese Yen JPY 59,937,015	BUY	01/15/09	648,353	661,400	13,047
Singapore Dollar SGD 88,347	BUY	01/15/09	58,735	61,288	2,553

					$108,471

Australian Dollar AUD 321,296	SELL	01/15/09	210,363	223,619	$(13,256)
EU Euro EUR 106,937	SELL	01/15/09	137,783	148,544	(10,761)

					$(24,017)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Van Kampen Global Tactical Asset Allocation Portfolio
as of December 31, 2008 (continued)

The following table summarizes the inputs used as of December 31, 2008 in determining the Portfolio’s investments at fair value for purposes of SFAS 157:

	Investments in	Other Financial
	Securities	Instruments*
Level 1 — Quoted Prices	$7,538,369	$161,856
Level 2 — Other Significant Observable Inputs	9,917,584	84,454
Level 3 — Significant Unobservable Inputs	9,941	—

Total	$17,465,894	$246,310

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended December 31, 2008, was as follows:

	Investments in	Other Financial
	Securities	Instruments*

Beginning Balance at 12/31/07	$—	$—
Net Purchases/(Sales)	—	—
Accrued Discounts/(Premiums)	—	—
Total Realized Gain/(Loss)	—	—
Total Unrealized Appreciation/(Depreciation)	—	—
Net Transfers In/(Out) of Level 3	9,941	—

Ending Balance at 12/31/08	$9,941	$—

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

For the year ended December 31, 2008, total change in unrealized gain (loss) on Level 3 securities included in the change in net assets was $ — . Total unrealized gain (loss) for all securities (including Level 1 and Level 2) can be found on the accompanying Statement of Operations.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Van Kampen Growth and Income Portfolio
as of December 31, 2008

Shares			Value

COMMON STOCK: 92.4%

		Aerospace/Defense: 2.2%
245,610		Raytheon Co.	$12,535,934

			12,535,934

		Agriculture: 1.0%
129,380		Philip Morris International, Inc.	5,629,324

			5,629,324

		Airlines: 0.6%
182,900	@	Continental Airlines, Inc.	3,303,174

			3,303,174

		Auto Parts & Equipment: 0.3%
66,861	@@	Autoliv, Inc.	1,434,837

			1,434,837

		Banks: 10.7%
607,892		Bank of America Corp.	8,559,119
861,845		JPMorgan Chase & Co.	27,173,973
370,012		Keycorp	3,152,502
175,464	@@	Mitsubishi UFJ Financial Group, Inc. ADR	1,089,631
360,241	@@,L	Mizuho Financial Group, Inc. ADR	2,078,591
198,474		PNC Financial Services Group, Inc.	9,725,226
433	@@,X	Sumitomo Mitsui Financial Group, Inc.	1,724,166
215,721		SunTrust Bank	6,372,398

			59,875,606

		Beverages: 1.0%
120,530		Coca-Cola Co.	5,456,393

			5,456,393

		Chemicals: 2.5%
232,140	@@,L	Bayer AG ADR	13,789,116

			13,789,116

		Commercial Services: 0.6%
58,200		Manpower, Inc.	1,978,218
52,900		Robert Half International, Inc.	1,101,378

			3,079,596

		Computers: 1.7%
115,550	@	EMC Corp.	1,209,809
229,803		Hewlett-Packard Co.	8,339,551

			9,549,360

		Cosmetics/Personal Care: 2.0%
168,070		Estee Lauder Cos., Inc.	5,203,447
98,680		Procter & Gamble Co.	6,100,398

			11,303,845

		Diversified Financial Services: 1.2%
428,156		Charles Schwab Corp.	6,923,283

			6,923,283

		Electric: 5.3%
439,070	L	American Electric Power Co., Inc.	14,612,250
74,403	L	Entergy Corp.	6,185,121
179,820		FirstEnergy Corp.	8,735,656

			29,533,027

		Food: 6.4%
389,296	@@	Cadbury PLC ADR	13,886,188
203,234		Kraft Foods, Inc.	5,456,833
673,560	@@	Unilever NV ADR	16,535,898

			35,878,919

		Healthcare — Products: 1.9%
543,120	@	Boston Scientific Corp.	4,203,749
184,227	@@	Covidien Ltd.	6,676,386

			10,880,135

		Home Furnishings: 1.1%
279,000	@@	Sony Corp. ADR	6,101,730

			6,101,730

		Household Products/Wares: 0.4%
46,300		Kimberly-Clark Corp.	2,441,862

			2,441,862

		Insurance: 7.7%
225,055		Chubb Corp.	11,477,805
798,714		Marsh & McLennan Cos., Inc.	19,384,790
271,995		Travelers Cos., Inc.	12,294,174

			43,156,769

		Internet: 1.7%
582,500	@	eBay, Inc.	8,131,700
85,143	@	Symantec Corp.	1,151,133

			9,282,833

		Leisure Time: 0.5%
149,023		Harley-Davidson, Inc.	2,528,920

			2,528,920

		Media: 6.8%
613,947		Comcast Corp. — Class A	10,363,425
1,609,660		Time Warner, Inc.	16,193,178
589,469	@	Viacom — Class B	11,235,279

			37,791,882

		Mining: 1.4%
190,950	L	Newmont Mining Corp.	7,771,665

			7,771,665

		Miscellaneous Manufacturing: 2.6%
377,150		General Electric Co.	6,109,830
70,340	@@	Siemens AG ADR	5,328,255
132,737	@@	Tyco International Ltd.	2,867,119

			14,305,204

		Oil & Gas: 9.8%
111,400	L	Anadarko Petroleum Corp.	4,294,470
125,600	@@,L	BP PLC ADR	5,870,544
65,850		ConocoPhillips	3,411,030
71,790		Devon Energy Corp.	4,717,321
150,310		ExxonMobil Corp.	11,999,247
44,700		Hess Corp.	2,397,708
192,560		Occidental Petroleum Corp.	11,551,674
202,710	@@	Royal Dutch Shell PLC ADR — Class A	10,731,467

			54,973,461

		Oil & Gas Services: 0.6%
82,250	L	Schlumberger Ltd.	3,481,643

			3,481,643

		Pharmaceuticals: 11.8%
220,300		Abbott Laboratories	11,757,411
494,630		Bristol-Myers Squibb Co.	11,500,148
110,100		Cardinal Health, Inc.	3,795,147
176,330	@@	Novartis AG ADR	8,774,181

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Van Kampen Growth and Income Portfolio
as of December 31, 2008 (continued)

Shares			Value

		Pharmaceuticals (continued)
127,330	@@	Roche Holding AG ADR	$9,747,112
862,990		Schering-Plough Corp.	14,696,720
158,390		Wyeth	5,941,209

			66,211,928

		Retail: 5.0%
454,540		Home Depot, Inc.	10,463,511
327,900		Macy’s, Inc.	3,393,765
310,000	@	Starbucks Corp.	2,932,600
202,610		Wal-Mart Stores, Inc.	11,358,317

			28,148,193

		Semiconductors: 1.6%
199,200	@@	ASML Holding NV	3,599,544
344,336		Intel Corp.	5,047,966

			8,647,510

		Telecommunications: 4.0%
942,670	@,@@	Alcatel SA ADR	2,026,741
413,360	@	Cisco Systems, Inc.	6,737,768
400,168		Verizon Communications, Inc.	13,565,695

			22,330,204

		Total Common Stock (Cost $617,315,588)	516,346,353

EXCHANGE-TRADED FUNDS: 2.2%

		Exchange-Traded Funds: 2.2%
733,998		Financial Select Sector SPDR Fund	9,263,055
61,730	L	KBW Regional Banking ETF	1,800,047
13,919	L	Regional Bank Holders Trust	1,052,694

		Total Exchange-Traded Funds (Cost $20,739,601)	12,115,796

PREFERRED STOCK: 0.6%

		Banks: 0.6%
5,324		Bank of America Corp.	3,460,600

		Total Preferred Stock (Cost $5,116,778)	3,460,600

		Total Long-Term Investments (Cost $643,171,967)	531,922,749

Principal
Amount			Value

SHORT-TERM INVESTMENTS: 0.7%

		Securities Lending CollateralCC: 0.7%
$4,284,092		Bank of New York Mellon Corp. Institutional Cash Reserves	$3,801,274

		Total Short-Term Investments (Cost $4,284,092)	3,801,274

	Total Investments in Securities
	(Cost $647,456,059)*	95.9%	$535,724,023
	Other Assets and Liabilities - Net	4.1	23,140,970

	Net Assets	100.0%	$558,864,993

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2008.
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.

*	Cost for federal income tax purposes is $650,919,789.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$30,394,493
Gross Unrealized Depreciation	(145,590,259)

Net Unrealized Depreciation	$(115,195,766)

The following table summarizes the inputs used as of December 31, 2008 in determining the Portfolio’s investments at fair value for purposes of SFAS 157:

	Investments in	Other Financial
	Securities	Instruments*

Level 1 — Quoted Prices	$528,462,149	$—
Level 2 — Other Significant Observable Inputs	7,261,874	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$535,724,023	$—

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

See Accompanying Notes to Financial Statements

TAX INFORMATION (Unaudited)

Dividends paid during the year ended December 31, 2008 were as follows:

Fund Name	Type	Per Share Amount
ING AllianceBernstein MidCap Growth Portfolio
All Classes	STCG	$1.3724
All Classes	LTCG	$1.5431
ING Evergreen Health Sciences Portfolio
Class ADV	NII	$—
Class I	NII	$0.0487
Class S	NII	$0.0174
Class S2	NII	$0.0051
All Classes	LTCG	$0.6209
ING FMRSM Diversified Mid Cap Portfolio
Class ADV	NII	$0.0168
Class I	NII	$0.1522
Class S	NII	$0.0890
Class S2	NII	$0.0473
All Classes	STCG	$0.0275
All Classes	LTCG	$0.9272
ING Global Resources Portfolio
Class ADV	NII	$0.3833
Class I	NII	$0.4170
Class S	NII	$0.3754
Class S2	NII	$0.3261
All Classes	STCG	$1.2179
All Classes	LTCG	$2.6115
ING Janus Contrarian Portfolio
Class ADV	NII	$0.1073
Class I	NII	$0.1076
Class S	NII	$0.0803
Class S2	NII	$0.0549
All Classes	STCG	$0.2667
All Classes	LTCG	$1.5971
ING JPMorgan Emerging Markets Equity Portfolio
Class ADV	NII	$0.4813
Class I	NII	$0.5470
Class S	NII	$0.4998
Class S2	NII	$0.4524
All Classes	STCG	$0.0345
All Classes	LTCG	$1.1982
ING Julius Baer Foreign Portfolio
All Classes	STCG	$0.1889
All Classes	LTCG	$1.3538
ING Liquid Assets Portfolio
Class I	NII	$0.0267
Class S	NII	$0.0241
Class S2	NII	$0.0226
ING Marsico Growth Portfolio
Class ADV	NII	$—
Class I	NII	$0.1288
Class S	NII	$0.0811
Class S2	NII	$0.0497
ING Marsico International Opportunities Portfolio
Class ADV	NII	$—
Class I	NII	$0.1637
Class S	NII	$0.1348
Class S2	NII	$0.0436
All Classes	STCG	$0.7674
All Classes	LTCG	$0.6287
ING MFS Total Return Portfolio
Class ADV	NII	$0.6831
Class I	NII	$1.0321
Class S	NII	$0.9401
Class S2	NII	$0.8854
All Classes	STCG	$0.2223
All Classes	LTCG	$1.3832
ING MFS Utilities Portfolio
Class ADV	NII	$0.3770
Class I	NII	$0.5212
Class S	NII	$0.4586
Class S2	NII	$0.2575
All Classes	STCG	$0.7381
All Classes	LTCG	$1.0142
ING Oppenheimer Main Street Portfolio®
Class ADV	NII	$0.3090
Class I	NII	$0.5571
Class S	NII	$0.4487
Class S2	NII	$0.3915
ING PIMCO Core Bond Portfolio
Class ADV	NII	$0.3059
Class I	NII	$0.3816
Class S	NII	$0.3698
Class S2	NII	$0.3462
All Classes	STCG	$0.0548
All Classes	LTCG	$0.0407
ING Pioneer Mid Cap Value Portfolio
Class ADV	NII	$0.1059
Class I	NII	$0.2172
Class S	NII	$0.1617
Class S2	NII	$0.0128
All Classes	STCG	$0.1430
All Classes	LTCG	$0.5171
ING T. Rowe Price Capital Appreciation Portfolio
Class ADV	NII	$0.6147
Class I	NII	$1.0036
Class S	NII	$0.8968
Class S2	NII	$0.8075
All Classes	STCG	$0.2950
All Classes	LTCG	$1.8467
ING T. Rowe Price Equity Income Portfolio
Class ADV	NII	$0.3767
Class I	NII	$0.5856
Class S	NII	$0.5145
Class S2	NII	$0.4768
All Classes	STCG	$0.0631
All Classes	LTCG	$1.0071
ING Van Kampen Capital Growth Portfolio
Class ADV	NII	$0.0108
Class I	NII	$0.0108
Class S	NII	$0.0032
Class S2	NII	$—
All Classes	STCG	$0.0479
All Classes	LTCG	$0.2597
ING Van Kampen Global Franchise Portfolio
Class ADV	NII	$0.2151
Class I	NII	$0.3268
Class S	NII	$0.2837
Class S2	NII	$0.2548
All Classes	STCG	$0.1006
All Classes	LTCG	$1.0195
ING Van Kampen Growth and Income Portfolio
Class ADV	NII	$0.4130
Class I	NII	$0.9895
Class S	NII	$0.8535
Class S2	NII	$0.7804
All Classes	STCG	$0.2730
All Classes	LTCG	$1.7309

NII —	Net investment income

STCG —	Short-term capital gain
LTCG —	Long-term capital gain

TAX INFORMATION (Unaudited) (Continued)

Of the ordinary distributions made during the year ended December 31, 2008, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING AllianceBernstein MidCap Growth Portfolio	3.02%
ING Evergreen Health Sciences Portfolio	100.00%
ING FMRSM Diversified Mid Cap Portfolio	93.97%
ING Global Resources Portfolio	6.89%
ING Janus Contrarian Portfolio	6.17%
ING Julius Baer Foreign Portfolio	0.20%
ING Marsico Growth Portfolio	100.00%
ING MFS Total Return Portfolio	35.89%
ING MFS Utilities Portfolio	25.94%
ING Oppenheimer Main Street Portfolio®	100.00%
ING Pioneer Mid Cap Value Portfolio	74.22%
ING T. Rowe Price Capital Appreciation Portfolio	48.23%
ING T. Rowe Price Equity Income Portfolio	100.00%
ING Van Kampen Capital Growth Portfolio	23.30%
ING Van Kampen Global Franchise Portfolio	48.92%
ING Van Kampen Growth and Income Portfolio	85.47%

Pursuant to Section 853 of the Internal Revenue Code, the Portfolios designate the following amounts as foreign taxes paid for the year ended December 31, 2008. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

			Portion of
			Ordinary Income
	Creditable		Distribution Derived
	Foreign Taxes	Per Share	from Foreign
	Paid	Amount	Sourced Income*
ING Global Real Estate Portfolio	$416,562	$0.0071	54.24%
ING JPMorgan Emerging Markets Equity Portfolio	$1,185,895	$0.0210	96.16%
ING Julius Baer Foreign Portfolio	$5,670,974	$0.0361	94.22%
ING Marsico International Opportunities Portfolio	$1,152,092	$0.0219	96.41%
ING Van Kampen Global Franchise Portfolio	$840,205	$0.0332	77.52%

*	None of the Portfolios listed above derived any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust and is available, without charge, upon request at (800) 992-0180.

				Number of
				Portfolios
				in Fund
	Position(s)	Term of Office		Complex
	held with	and Length of	Principal Occupation(s)	Overseen	Other Directorships
Name, Address and Age	Trust	Time Served(1)	during the Past Five Years	by Trustee(2)	held by Trustee

Independent Trustees:

Colleen D. Baldwin 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 48	Trustee	November 2007 — Present	President, National Charity League/Canaan Parish Board (June 2008 — Present) and Consultant (January 2005 — Present). Formerly, Chief Operating Officer, Ivy Asset Management Group (April 2002 — October 2004)	161	None

John V. Boyer(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 55	Trustee	January 2005 — Present	President, Bechtler Arts Foundation (March 2008 — Present). Formerly, Consultant (July 2007 — February 2008); President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute (March 2006 — July 2007); and Executive Director, The Mark Twain House & Museum (September 1989 — November 2005).	161	None

Patricia W. Chadwick 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 60	Trustee	January 2006 — Present	Consultant and President of self-owned company, Ravengate Partners LLC (January 2000 — Present).	161	Wisconsin Energy (June 2006 — Present).

Peter S. Drotch(a) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 66	Trustee	November 2007 — Present	Retired partner. PricewaterhouseCoopers, LLP.	161	First Marblehead Corporation (September 2003 — Present).

J. Michael Earley 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 63	Trustee	January 1997 — Present	Retired. Formerly, President and Chief Executive Officer, Bankers Trust Company, N.A., Des Moines (June 1992 — December 2008).	161	Bankers Trust Company, N.A. (June 1992-Present) and Midamerica Financial Corporation (December 2002 — Present).

Patrick W. Kenny 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 65	Trustee	January 2005 — Present	President and Chief Executive Officer, International Insurance Society (June 2001 — Present).	161	Assured Guaranty Ltd. (April 2004 — Present); and Odyssey Re Holdings Corporation (November 2006 — Present).

Sheryl K. Pressler 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 58	Trustee	January 2006 — Present	Consultant (May 2001 — Present).	161	Global Alternative Asset Management, Inc. (October 2007 — Present) and Stillwater Mining Company (May 2002 — Present).

Roger B. Vincent 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 63	Chairman/Trustee	January 1994 — Present	President, Springwell Corporation (March 1989 — Present).	161	UGI Corporation (February 2006 — Present); and UGI Utilities, Inc. (February 2006 — Present).

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

				Number of
				Portfolios
				in Fund
	Position(s)	Term of Office		Complex
	held with	and Length of	Principal Occupation(s)	Overseen	Other Directorships
Name, Address and Age	Trust	Time Served(1)	during the Past Five Years	by Trustee(2)	held by Trustee

Trustees who are “Interested Persons:”

Robert W. Crispin(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 62	Trustee	November 2007 — Present	Retired. Chairman and Chief Investment Officer, ING Investment Management Co. (June 2001 — December 2007).	161	ING Canada Inc. (December 2004 — Present) and ING Bank, fsb (June 2001 — Present).

Shaun P. Mathews(3)(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	Trustee	November 2007 — Present	President and Chief Executive Officer, ING Investments, LLC(6) (November 2006 — Present). Formerly, President, ING Mutual Funds and Investment Products (November 2004 — November 2006); Chief Marketing Officer, ING USFS (April 2002 — October 2004); and Head of Rollover/Payout (October 2001 — December 2003).	200	ING Services Holding Company, Inc. (May 2000 — Present); Southland Life Insurance Company (June 2002 — Present); and ING Capital Corporation, LLC, ING Funds Distributor, LLC(7), ING Funds Services, LLC(8), ING Investments, LLC(6) and ING Pilgrim Funding, Inc. (December 2006 — Present).

(a)	Mr. Drotch, who began serving as a Trustee of the Portfolios on November 28, 2007, was the beneficial owner on that date of securities issued by JP Morgan Chase & Co. on March 24, 2008; J.P. Morgan Investment Management, Inc., a subsidiary of JP Morgan Chase & Co. acts as a sub-adviser for ING JPMorgan Emerging Markets Equity Portfolio. For the period that he beneficially owned those securities, Mr. Drotch was an “interested person” (as that term is defined in the Act) of ING JPMorgan Emerging Markets Equity Portfolio for which this firm or its affiliates served as sub-advisers. Mr. Drotch may also have been an “interested person” of the Trust from November 28, 2007 through the date of the sale of the above-referenced security or securities.

(1)	Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee is subject to the Board’s retirement policy, which states that each Independent Trustee shall retire from service as a Trustee at the conclusion of the first regularly scheduled meeting of the Board that is held after (a) the Trustee reaches the age of 70, if that Trustee qualifies for a retirement benefit as discussed in the board’s retirement policy; or (b) the Trustee reaches the age of 72 or has served as a Trustee for 15 years, whichever comes first, if that Trustee does not qualify for the retirement benefit. A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Fund under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)	For the purposes of this table (except for Mr. Mathews),“Fund Complex” means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund, ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Advantage and Premium Opportunity Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; ING Variable Products Trust; and ING Partners, Inc.

(3)	For Mr. Mathews, the Fund Complex also includes the following investment companies: ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; ING Variable Portfolios, Inc.; ING VP Balanced Portfolio, Inc.; ING VP Intermediate Bond Portfolio; and ING VP Money Market Portfolio.

(4)	Mr. Boyer held a seat on the Board of Directors of The Mark Twain House & Museum from September 1989 to November 2005. ING Groep N.V. makes non-material, charitable contributions to The Mark Twain House & Museum.

(5)	Messrs. Mathews and Crispin are deemed to be “interested persons” of the Fund as defined in the 1940 Act because of their relationship with ING Groep, N.V., the parent corporation of the Manager, ING Investment Manager.

(6)	ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(7)	ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(8)	ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Term of Office
	Position(s) Held	and Length of	Principal Occupation(s)
Name, Address and Age	with the Trust	Time Served(1)	during the Past Five Years

Officers:

Shaun P. Mathews(5) 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	President and Chief Executive Officer	November 2006 — Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 — Present). Formerly, President, ING Mutual Funds and Investment Products (November 2004 — November 2006); Chief Marketing Officer, ING USFS (April 2002 — October 2004); and Head of Rollover/Payout (October 2001 — December 2003).

Michael J. Roland 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 50	Executive Vice President	March 2003 — Present	Head of Mutual Fund Platform (February 2007 — Present) and Executive Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (December 2001 — Present). Formerly, Executive Vice President, Head of Product Management (January 2005 — January 2007); Chief Compliance Officer, ING Investments, LLC(2) and Directed Services LLC(6) (October 2004 — December 2005); and Chief Financial Officer and Treasurer, ING Investments, LLC(2) (December 2001 — March 2005).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 58	Executive Vice President	March 2003 — Present	Executive Vice President, ING Investments, LLC(2) (July 2000 — Present) and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003 — Present).

Joseph M. O’Donnell 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	Executive Vice President and Chief Compliance Officer	March 2006 — Present November 2004 — Present	Chief Compliance Officer of the ING Funds (November 2004 — Present) and Executive Vice President of the ING Funds (March 2006 — Present). Formerly, Chief Compliance Officer of ING Investments, LLC(2) (March 2006 — July 2008); Investment Advisor Chief Compliance Officer, Directed Services LLC(6) (March 2006 — July 2008) ING Life Insurance and Annuity Company (March 2006 — December 2006); and Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 — October 2004).

Todd Modic 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 41	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 — Present	Senior Vice President, ING Funds Services, LLC(3) (March 2005 — Present). Formerly, Vice President, ING Funds Services, LLC(3) (September 2002 — March 2005).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 44	Senior Vice President	November 2003 — Present	Senior Vice President, ING Investments, LLC(2) (October 2003 — Present).

Robert Terris 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 38	Senior Vice President	May 2006 — Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC(3) (May 2006 — Present). Formerly, Vice President of Administration, ING Funds Services, LLC(3) (October 2001 — March 2006).

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Term of Office
	Position(s) Held	and Length of	Principal Occupation(s)
Name, Address and Age	with the Trust	Time Served(1)	during the Past Five Years

Ernest J. C’DeBaca 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Senior Vice President	May 2006 — Present	Chief Compliance Officer, ING Investments, LLC(2) (July 2008 — Present); Investment Advisor Chief Compliance Officer, Directed Services LLC(6) (July 2008 — Present); Head of Retail Compliance, ING Funds Distributor, LLC(4) and ING Funds Services, LLC(3), (July 2008 — Present); and Senior Vice President, ING Investments, LLC(2) (December 2006 — Present), ING Funds Services, LLC(3) (April 2006 — Present), ING Funds Distributor, LLC(4) (July 2008 — Present), and Directed Services LLC(6) (July 2008 — Present). Formerly, Counsel, ING Americas, U.S. Legal Services (January 2004 — March 2006) and Attorney—Adviser, U.S. Securities and Exchange Commission (May 2001 — December 2003).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 41	Vice President and Treasurer	November 1999 — Present	Vice President and Treasurer, ING Funds Services, LLC(3) (November 1995 — Present) and ING Investments, LLC(2) (August 1997 — Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	Vice President	February 2003 — Present	Vice President and Chief Compliance Officer, ING Funds Distributor, LLC(4) (August 1995 — Present); Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (February 1996 — Present); and Director of Compliance, ING Investments, LLC(2) (October 2004 — Present). Formerly, Chief Compliance Officer, ING Investments, LLC(2) (October 2001 — October 2004).

William Evans 10 State House Square Hartford, Connecticut 06103 Age: 36	Vice President	September 2007 — Present	Vice President, Head of Mutual Fund Advisory Group (April 2007 — Present). Formerly, Vice President, U.S. Mutual Funds and Investment Products (May 2005 — April 2007) and Senior Fund Analyst, U.S. Mutual Funds and Investment Products (May 2002 — May 2005).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 50	Vice President	September 2004 — Present	Vice President, ING Funds Services, LLC(3) (September 2004 — Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (October 2001 — September 2004).

Denise Lewis 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 45	Vice President	January 2007 — Present	Vice President, ING Funds Services, LLC (December 2006 — Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 — December 2006).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Vice President	March 2006 — Present	Vice President, ING Funds Services, LLC(3) (March 2006 — Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (August 2004 — March 2006) and Manager, Registration Statements, ING Funds Services, LLC(3) (May 2003 — August 2004).

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Term of Office
	Position(s) Held	and Length of	Principal Occupation(s)
Name, Address and Age	with the Trust	Time Served(1)	during the Past Five Years

Susan P. Kinens 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 32	Assistant Vice President	January 2003 — Present	Assistant Vice President, ING Funds Services, LLC(3) (December 2002 — Present).

Craig Wheeler 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Assistant Vice President	May 2008 — Present	Assistant Vice President — Director of Tax, ING Funds Services (March 2008 — Present). Formerly, Tax Manager, ING Funds Services (March 2005 — March 2008); Tax Senior , ING Funds Services (January 2004 — March 2005); and Tax Senior, KPMG LLP (August 2002 — December 2003).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 45	Secretary	August 2003 — Present	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 — Present).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 45	Assistant Secretary	August 2003 — Present	Senior Counsel, ING Americas, U.S. Legal Services (April 2008 — Present). Formerly, Counsel, ING Americas, U.S. Legal Services (April 2003 — April 2008).

Kathleen Nichols 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 33	Assistant Secretary	May 2008 — Present	Counsel, ING Americas, U.S. Legal Services (February 2008 — Present). Formerly, Associate, Ropes & Gray LLP (September 2005 — February 2008).

(1)	The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.

(2)	ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)	ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)	ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(5)	Mr. Mathews commenced services as CEO and President of the ING Funds on November 11, 2006.

(6)	Directed Services, LLC is the successor in interest to Directed Services, Inc.

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) provides that, after an initial period, the Portfolios’ existing investment advisory and sub-advisory contracts will remain in effect only if the Board of Trustees (the “Board”) of ING Investors Trust (the “Trust”), including a majority of Board members who have no direct or indirect interest in the advisory and sub-advisory contracts, and who are not “interested persons” of the Portfolios, as such term is defined under the 1940 Act (the “Independent Trustees”), annually review and approve them. Thus, at a meeting held on November 14, 2008, the Board, including a majority of the Independent Trustees, considered whether to renew the investment advisory contracts (the “Advisory Contracts”) between Directed Services LLC and ING Investments, LLC (each an “Adviser” and together, the “Advisers”) and the sub-advisory contracts (“Sub-Advisory Contracts”) with the sub-adviser to each Portfolio (each a “Sub-Adviser” and collectively, the “Sub-Advisers”).

The Independent Trustees also held separate meetings on October 24 and November 12, 2008 to consider the renewal of the Advisory Contracts and Sub-Advisory Contracts. As a result, subsequent references herein to factors considered and determinations made by the Independent Trustees include, as applicable, factors considered and determinations made on those earlier dates by the Independent Trustees.

At its November 14, 2008 meeting, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolios. In reaching these decisions, the Board took into account information furnished to it throughout the year at regular meetings of the Board and the Board’s committees, as well as information prepared specifically in connection with the annual renewal process. Determinations by the Independent Trustees also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Advisory Contracts and Sub-Advisory Contracts for all the Portfolios were considered at the same Board meeting, the Trustees considered each Portfolio’s advisory and sub-advisory relationships separately.

Provided below is an overview of the Board’s contract approval process in general, as well as a discussion of certain specific factors that the Board considered at its renewal meeting. While the Board gave its attention to the information furnished, at its request, that was most relevant to its considerations, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to renew the Advisory and Sub-Advisory Contracts for the one-year period ending November 30, 2009. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio’s advisory and sub-advisory arrangements.

Overview of the Contract Renewal and Approval Process

Several years ago, the Independent Trustees instituted a revised process by which they seek and consider relevant information when they decide whether to approve new or existing advisory and sub-advisory arrangements for the investment companies in the ING Funds complex under their jurisdiction, including the Portfolios’ existing Advisory and Sub-Advisory Contracts. Among other actions, the Independent Trustees: retained the services of independent consultants with experience in the mutual fund industry to assist the Independent Trustees in working with the personnel employed by the Advisers or their affiliates who administer the Portfolios (“Management”) to identify the types of information presented to the Board to inform its deliberations with respect to advisory and sub-advisory relationships and to help evaluate that information; established a specific format in which certain requested information is provided to the Board; and determined the process for reviewing such information in connection with advisory and sub-advisory contract renewals and approvals. The end result was an enhanced process which is currently employed by the Independent Trustees to review and analyze information in connection with their annual renewal of the ING Funds’ advisory and sub-advisory contracts, as well as their review and approval of new advisory relationships.

Since the current renewal and approval process was first implemented, the Board’s membership has changed substantially through periodic retirements of some Trustees and the appointment and election of new Trustees. In addition, throughout this period the Independent Trustees have reviewed and refined the renewal and approval process at least annually. The

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Board also established a Contracts Committee and two Investment Review Committees (“IRCs”). Among other matters, the Contracts Committee provides oversight with respect to the contracts renewal process, and each Portfolio is assigned to an IRC, which provides oversight regarding, among other matters, investment performance.

The type and format of the information provided to the Board or to legal counsel for the Independent Trustees in connection with the contract approval and renewal process has been codified in the Portfolios’ 15(c) Methodology Guide. This Guide was developed under the direction of the Independent Trustees and sets out a blueprint pursuant to which the Independent Trustees request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of advisory and sub-advisory contracts.

Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables (“FACT sheets”) prior to the Independent Trustees’ review of advisory and sub-advisory arrangements (including the Portfolios’ Advisory and Sub-Advisory Contracts). The Independent Trustees previously retained an independent firm to verify and test the accuracy of certain FACT sheet data for a representative sample of funds in the ING Funds complex. In addition, in 2007 and 2008, the Contracts Committee employed the services of an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and proposed Selected Peer Groups of investment companies (“SPGs”) to be used by the Portfolios for certain comparison purposes during the renewal process.

As part of an ongoing process, the Contracts Committee recommends or considers recommendations from Management for refinements to the 15(c) Methodology Guide and other aspects of the review process, and the Board’s IRCs review benchmarks used to assess the performance of the funds in the ING Funds complex. The Investment Review Committees may apply a heightened level of scrutiny in cases where performance has lagged an ING Fund’s relevant benchmark and/or SPG.

The Board employed its process for reviewing contracts when considering the renewals of the Portfolios’ Advisory and Sub-Advisory Contracts that would be effective through November 30, 2009. Set forth below is a discussion of many of the Board’s primary considerations and conclusions resulting from this process.

Nature, Extent and Quality of Service

In determining whether to approve the Advisory and Sub-Advisory Contracts for the Portfolios for the year ending November 30, 2009, the Independent Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Portfolios by each Adviser and Sub-Adviser. This included information regarding the Advisers and Sub-Advisers provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

The materials requested by and provided to the Board and/or to K&L Gates prior to the November 14, 2008 Board meeting included, among other information, the following items for each Portfolio: (1) FACT sheets that provided information regarding the performance and expenses of the Portfolio and other similarly managed funds in its SPG, as well as information regarding the Portfolio’s investment portfolio, objective and strategies; (2) reports providing risk and attribution analyses of the Portfolio; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which each Portfolio’s benchmark and SPG were selected and how profitability was determined; (4) responses from the Advisers and Sub-Advisers to a series of questions posed by K&L Gates on behalf of the Trustees; (5) copies of the forms of Advisory Contract and Sub-Advisory Contract; (6) copies of the Forms ADV for each Adviser and Sub-Adviser; (7) financial statements for each Adviser and Sub-Adviser; (8) a draft of a narrative summary addressing key factors the Board customarily considers in evaluating the renewals of the ING Funds’ (including the Portfolios’) advisory contracts and sub-advisory contracts, including a written analysis for each Portfolio of how performance, fees and expenses compare to its SPG and/or designated benchmark; (9) independent analyses of Portfolio performance by the Trust’s Chief Investment Risk Officer; (10) information regarding net asset flows into and out of the Portfolio; and (11) other information relevant to the Board’s evaluations.

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

For each Portfolio, Class S shares were used for purposes of certain comparisons between the Portfolios and their SPGs. Class S shares generally were selected so that a Portfolio’s share class with the longest performance history was compared to the analogous class of shares for each fund in its SPG. The mutual funds included in the Portfolios’ SPGs were selected based upon criteria designed to mirror the Portfolio share class being compared to the SPG.

In arriving at its conclusions with respect to the Advisory Contracts, the Board was mindful of the “manager-of-managers” platform of the ING Funds that has been developed by Management. The Board also considered the techniques that the Advisers have developed, at the Board’s direction, to screen and perform due diligence on the Sub-Advisers that are recommended to the Board to manage the investment portfolios of the funds in the ING Funds complex. The Board noted the resources that the Advisers have committed to the Board and the IRCs to assist the Board and the IRCs with their assessment of the investment performance of the Portfolios on an ongoing basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the Board’s Investment Review Committees to analyze the key factors underlying investment performance for the funds in the ING Funds complex.

The Board also noted the techniques used by the Advisers to monitor the performance of the Sub-Advisers and the proactive approach that the Advisers, working in cooperation with the IRCs, have taken to advocate or recommend, when the Adviser believed appropriate, changes designed to assist in improving the Portfolios’ performance.

In considering the Portfolios’ Advisory Contracts, the Board also considered the extent of benefits provided to the Portfolios’ shareholders, beyond advisory services, from being part of the ING family of funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such funds or among ING Funds available on a product platform, and the wide range of ING Funds available for exchange or transfer. The Board also took into account each Adviser’s efforts in recent years to reduce the expenses of the ING Funds through renegotiated arrangements with the ING Funds’ service providers.

Further, the Board received periodic reports showing that the investment policies and restrictions for each Portfolio were consistently complied with and other periodic reports covering matters such as compliance by Adviser and Sub-Adviser personnel with codes of ethics. The Board considered reports from the Trust’s Chief Compliance Officer (“CCO”) evaluating whether the regulatory compliance systems and procedures of the Advisers and Sub-Advisers are reasonably designed to assure compliance with the federal securities laws, including those related to, among others, late trading and market timing, best execution, fair value pricing, proxy voting and trade allocation practices. The Board also took into account the CCO’s annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board’s Compliance Committee that guide the CCO’s compliance oversight function.

The Board reviewed the level of staffing, quality and experience of each Portfolio’s portfolio management team. The Board took into account the respective resources and reputations of each Adviser and Sub-Adviser, and evaluated the ability of each Adviser and Sub-Adviser to attract and retain qualified investment advisory personnel. The Board also considered the adequacy of the resources committed to the Portfolios (and other relevant funds in the ING Funds complex) by each Adviser and Sub-Adviser, and whether those resources are commensurate with the needs of the Portfolios and are sufficient to sustain appropriate levels of performance and compliance needs.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by each Adviser and Sub-Adviser are appropriate in light of the Portfolios’ operations, the competitive landscape of the investment company business, and investor needs, and that the nature and quality of the overall services provided by each Adviser and Sub-Adviser were appropriate.

Portfolio Performance

In assessing advisory and sub-advisory relationships, the Board placed emphasis on the net investment returns of each Portfolio. While the Board considered the performance reports and discussions with portfolio managers at Board and committee

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

meetings during the year, particular attention in assessing performance was given to the FACT sheets furnished in connection with the renewal process. The FACT sheet prepared for each Portfolio included its investment performance compared to the Portfolio’s Morningstar category median and/or Lipper category median, SPG and primary benchmark. The FACT sheet performance data was as of June 30, 2008. In addition, the Board also considered at its November 14, 2008 meeting certain additional data regarding performance and Portfolio asset levels as of October 31, 2008. The Board’s findings specific to each Portfolio’s performance are discussed under “Portfolio-by-Portfolio Analysis” below.

Economies of Scale

When evaluating the reasonableness of advisory fee rates, the Board also considered whether economies of scale will be realized by an Adviser as a Portfolio grows larger and the extent to which any such economies are reflected in contractual fee rates. In this regard, the Board noted any breakpoints in advisory fee schedules that resulted in a lower advisory fee rate because a Portfolio achieved sufficient asset levels to receive a breakpoint discount. In the case of sub-advisory fees, the Board considered that breakpoints would inure to the benefit of the relevant Adviser, except to the extent that there are corresponding advisory fee breakpoints or waivers. For a Portfolio that did not have advisory fee breakpoints, but did benefit from waivers or reimbursements of advisory or other fees, the Board also considered the extent to which economies of scale could be realized through waivers, reimbursements or expense reductions.

In evaluating economies of scale, the Independent Trustees also considered prior periodic management reports and industry information on this topic, and the Independent Trustees who were Board members at that time also considered a November 2006 evaluation and analysis presented to them by an independent consultant regarding fee breakpoint arrangements and economies of scale.

The Board also considered that many of the Portfolios had experienced material declines in assets, especially during October 2008, due to general market declines precipitated by the credit crises and other generally adverse market developments. As a result of these asset declines, the Board considered that there were fewer opportunities to realize economies of scale.

Information Regarding Services to Other Clients

The Board requested and considered information regarding the nature of services and fee rates offered by the Advisers and Sub-Advisers to other clients, including other registered investment companies and institutional accounts. When fee rates offered to other clients differed materially from those charged to the Portfolios, the Board considered any underlying rationale provided by the Advisers or Sub-Advisers for these differences. For unaffiliated Sub-Advisers, the Board did not view this information as being a key factor in its deliberations because of the arms-length nature of negotiations between the Advisers and unaffiliated Sub-Advisers with respect to sub-advisory fee rates. The Board also noted that the fee rates charged to the Portfolios and other institutional clients of an Adviser or a Sub-Adviser (including other investment companies) may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies, such as the Portfolios, as compared to non-registered investment company clients; market differences in fee rates that existed when a Portfolio first was organized; differences in the original sponsors of Portfolios that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

Fee Rates and Profitability

The Board reviewed and considered each contractual investment advisory fee rate, combined with any applicable administrative fee rate, payable by each Portfolio to the Adviser. The Board also considered the contractual sub-advisory fee rate payable by an Adviser to each Sub-Adviser for sub-advisory services for each Portfolio. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Portfolios.

The Board considered the fee structure of each Portfolio as it relates to the services provided under the contracts and the potential fall-out benefits to the Advisers and Sub-Advisers and their respective affiliates from their association with the Portfolios. For each Portfolio, the Board determined that the fees payable to the relevant Adviser and Sub-Adviser are reasonable for the services that each performs,

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

which were considered in light of the nature and quality of the services that each has performed and is expected to perform.

For each Portfolio, the Board considered information on revenues, costs and profits realized by the Adviser, which was prepared by Management in accordance with the allocation methodology (including related assumptions) specified in the 15(c) Methodology Guide. In analyzing the profitability of an Adviser in connection with its services to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Adviser to each Sub-Adviser. The Board also considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with the Adviser, as well as information provided by certain Sub-Advisers with respect to their profitability. In the case of non-affiliated Sub-Advisers, the Board gave less weight to profitability considerations, or did not view this data as imperative to its deliberations, given the arm’s-length nature of the relationship between the Adviser and these Sub-Advisers with respect to the negotiation of sub-advisory fee rates. Further, the Board considered that the decline in asset levels of many Portfolios caused by recent adverse economic conditions was likely to cause a similar decline in any profits realized by the Advisers and Sub-Advisers.

The Board determined that it had requested and received sufficient information to gain a reasonable understanding regarding the Advisers’ and affiliated Sub-Advisers’ profitability. The Board also recognized that profitability analysis is not an exact science and there is no uniform methodology for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by Management or capture Management’s entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment.

In their review of advisory fee rates, the Independent Trustees, from time to time, have directed an Adviser, and the Adviser has agreed, to implement remedial actions for certain funds within the ING Funds complex. These remedial actions have included, among others, changes to the Sub-Adviser or portfolio manager managing a Portfolio and enhancements to the resources available to a Sub-Adviser when managing a Portfolio. As applicable, the Independent Trustees have requested these adjustments primarily on the basis of a Portfolio’s performance as compared to its peer group or benchmarks, or its management fee rate or overall expense ratio in relation to its peer group.

Based on the information on revenues, costs, and profitability considered by the Board, and after considering the factors described in this section, the Board concluded that the profits, if any, realized by each Adviser and Sub-Adviser were not excessive. In making its determinations, the Board considered that the Advisers had incentives to negotiate the most favorable fees from unaffiliated Sub-Advisers, and it based its conclusions on the reasonableness of the advisory and sub-advisory fees of the Advisers and the Sub-Advisers primarily on the factors described for each Portfolio below and, in the case of non-affiliated Sub-Advisers, in reliance on the arm’s-length nature of the negotiations between the Advisers and Sub-Advisers with respect to sub-advisory fees.

Portfolio-by-Portfolio Analysis

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its November 14, 2008 meeting in relation to renewing each Portfolio’s current Advisory and Sub-Advisory Contracts for the year ending November 30, 2009. These specific factors are in addition to those considerations discussed above. With the exception of ING Liquid Assets Portfolio, in each case, the Portfolio’s performance was compared to its Morningstar category median and its primary benchmark, a broad-based securities market index that appears in the Portfolio’s prospectus. ING Liquid Assets Portfolio’s performance was compared to its Lipper category and its primary benchmark. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. Each Portfolio’s management fee and expense ratio were compared to the fees and expense ratios of the funds in its SPG.

ING AllianceBernstein Mid Cap Growth Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING AllianceBernstein Mid Cap Growth Portfolio, the Board considered that, based on performance data

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

for the periods ended June 30, 2008: (1) the Portfolio underperformed its Morningstar category median for all periods presented; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the fourth quintile of its Morningstar category for the five-year period, and the fifth (lowest) quintile for the most recent calendar quarter, year-to-date, one-year, and three-year periods.

In analyzing this performance data, the Board took into account: (1) the steps being undertaken by Management to address the Board’s concerns regarding the Portfolio’s performance; (2) Management would continue to monitor, and the Board or its IRC would periodically review, the Portfolio’s performance; and (3) Management’s expectation that the Portfolio’s longer-term performance will improve.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fees, which result in lower fees at higher asset levels; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its SPG ; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2009. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Evergreen Health Sciences Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Evergreen Health Sciences Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2008: (1) the Portfolio outperformed its Morningstar category median for the most recent calendar quarter and three-year period, but underperformed for the year-to-date and one-year periods; (2) the Portfolio outperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the most recent calendar quarter and three-year periods, the third quintile for the one-year period, and the fourth quintile for the year-to-date period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2009. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

ING FMRsm Diversified Mid Cap Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING FMR Diversified Mid Cap Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2008: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the most recent calendar quarter and year-to-date periods, during which it underperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the five-year period, the second quintile for the year-to-date, one-year, and three-year periods, and the fourth quintile for the most recent calendar quarter.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fees, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2009. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Global Real Estate Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Global Real Estate Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2008: (1) the Portfolio underperformed its Morningstar category median for the most recent calendar quarter and year-to-date periods, but outperformed for the one-year period; (2) the Portfolio outperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the third quintile of its Morningstar category for the one-year period, and the fourth quintile for the most recent calendar quarter and year-to-date periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Portfolio is above the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all the factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2009. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

ING Global Resources Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Global Resources Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2008: (1) the Portfolio underperformed its Morningstar category median for all periods presented, with the exception of the three-year period, during which it outperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the third quintile of its Morningstar category for the three-year period, the fourth quintile for the most recent calendar quarter, year-to-date, one-year, and five-year periods, and the fifth (lowest) quintile for the ten-year period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fees, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2009. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Janus Contrarian Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Janus Contrarian Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2008: (1) the Portfolio outperformed its Morningstar category median for all periods presented with the exception of the most recent calendar quarter and year-to-date periods, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented with the exception of the most recent calendar quarter and year-to-date periods, during which it underperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the three-year and five-year periods, the second quintile for the one-year period, and the fifth (lowest) quintile for the most recent calendar quarter and year-to-date periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fees, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2009. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

ING JPMorgan Emerging Markets Equity Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING JPMorgan Emerging Markets Equity Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2008: (1) the Portfolio underperformed its Morningstar category median for all periods presented with the exception of the one-year and three-year periods, during which it outperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented with the exception of the three-year period, during which it outperformed; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the three-year period, the third quintile for the one-year period, the fourth quintile for the year-to-date and five-year periods, and the fifth (lowest) quintile for the most recent calendar quarter and ten-year periods.

In analyzing this performance data, the Board noted that the Sub-Adviser began managing the Portfolio in April 2005. The Board also took into account that the Portfolio’s performance has improved.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG , including that: (a) the management fee for the Portfolio is below the median and below the average management fees of the funds in its SPG ; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2009. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Julius Baer Foreign Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Julius Baer Foreign Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2008: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the year-to-date period, during which it underperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the three-year and five-year periods, the third quintile for the most recent calendar quarter and one-year periods, and the fourth quintile for the year-to-date period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fees, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2009. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

ING Liquid Assets Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Liquid Assets Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2008: (1) the Portfolio outperformed its Lipper category median for all periods presented; (2) the Portfolio outperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the second quintile of its Lipper category for all periods presented.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fees, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2009. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Marsico Growth Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Marsico Growth Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2008: (1) the Portfolio underperformed its Morningstar category median for all periods presented with the exception of the five-year period, during which it outperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the year-to-date and three-year periods, during which it underperformed; and (3) the Portfolio is ranked in the third quintile of its Morningstar category for the one-year and five-year periods, the fourth quintile for the most recent calendar quarter and three-year periods, and the fifth (lowest) quintile for the year-to-date period.

In analyzing this performance data, the Board took into account Management’s view that the Sub-Adviser historically had been successful in managing the Portfolio in its current style, and its expectations that longer-term performance will improve.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fees, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is below the median and above the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and above the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) it is reasonable to permit the Sub-Adviser to continue to manage the Portfolio to assess whether Management’s expectations of improved longer-term performance are realized; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2009. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

ING Marsico International Opportunities Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Marsico International Opportunities Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2008: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the most recent calendar quarter and year-to-date periods, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the most recent calendar quarter and year-to-date periods, during which it underperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the one-year and three-year periods, and the fourth quintile for the most recent calendar quarter and year-to-date periods.

In analyzing this performance data, the Board took into account that in September 2007, the Portfolio’s investment strategy changed.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fees, which result in lower fees at higher asset levels; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Portfolio is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2009. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING MFS Total Return Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING MFS Total Return Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2008: (1) the Portfolio underperformed its Morningstar category median for all periods presented, with the exception of the year-to-date period, during which it outperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the three-year and five-year periods, during which it underperformed; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the year-to-date period, and the fourth quintile for the most recent calendar quarter, one-year, three-year, and five-year periods.

In analyzing this performance data, the Board took into account: (1) Management’s analysis regarding the Sub-Adviser’s rationale for underperformance in certain periods, including its analysis regarding the negative effect of sector allocation on the Portfolio’s more recent performance; and (2) Management will continue to monitor, and the Board or its Investment Review Committee will periodically review, the Portfolio’s performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fees, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is below the median and below the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and below the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account that the Board will continue to monitor the Portfolio’s performance, the

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2009. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING MFS Utilities Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING MFS Utilities Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2008: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the one-year period, during which it underperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category all periods presented.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Portfolio is above the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2009. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Oppenheimer Main Street Portfolio®

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Oppenheimer Main Street Portfolio®, the Board considered that, based on performance data for the periods ended June 30, 2008: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio outperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the most recent calendar quarter, the second quintile for the year-to-date, three-year, and five-year periods, and the third quintile for the one-year period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fees, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2009. During this renewal process, different Board members

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

may have given different weight to different individual factors and related conclusions.

ING PIMCO Core Bond Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING PIMCO Core Bond Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2008: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the most recent calendar quarter, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the most recent calendar quarter, during which it underperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the year-to-date, one-year, three-year, and five-year periods, and the fourth quintile for the most recent calendar quarter.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fees, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG.

In analyzing the fee data, the Board took into account that, in April 2008, the sub-advisory fee breakpoint schedule was amended to reflect the aggregation of assets of the ING Funds sub-advised by the Sub-Adviser, which results in a lower sub-advisory fee rate for the Portfolio when the combined assets of the Funds remain above a certain level.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2009. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Pioneer Mid Cap Value Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Pioneer Mid Cap Value Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2008: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the three-year period, during which it underperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the most recent calendar quarter, the second quintile for the year-to-date and one-year periods, and the third quintile for the three-year period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

the Portfolio for the year ending November 30, 2009. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING T. Rowe Price Capital Appreciation Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING T. Rowe Price Capital Appreciation Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2008: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio outperformed its primary benchmark for all periods presented; (3) the Portfolio outperformed its style-specific benchmark for all periods presented with the exception of the year-to-date and one-year period, during which it underperformed; and (4) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the most recent calendar quarter, year-to-date, three-year, five-year, and ten-year periods, and the third quintile for the one-year period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fees, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2009. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING T. Rowe Price Equity Income Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING T. Rowe Price Equity Income Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2008: (1) the Portfolio outperformed its Morningstar category median for the three-year, five-year, and ten-year periods, but underperformed for the most recent calendar quarter, year-to-date, and one-year periods; (2) the Portfolio underperformed its primary benchmark for all periods presented with the exception of the five-year and ten-year periods, during which it outperformed; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the ten-year period, the third quintile for the year-to-date, one-year, three-year, and five-year periods, and the fourth quintile for the most recent calendar quarter.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fees, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is below the median and below the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and below the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2009.

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Van Kampen Capital Growth Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Van Kampen Capital Growth Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2008: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the year-to-date period, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it underperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the three-year period, the second quintile for the most recent calendar quarter, one-year, and five-year periods, and the third quintile for the year-to-date period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2009. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Van Kampen Global Franchise Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Van Kampen Global Franchise Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2008: (1) the Portfolio underperformed its Morningstar category median for all periods presented; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the fourth quintile of its Morningstar category for the year-to-date, one-year, three-year, and five-year periods, and the fifth (lowest) quintile for the most recent calendar quarter.

In analyzing this performance data, the Board took into account: (1) Management’s analysis of the negative effect that sector allocation had on the Portfolio’s performance; (2) that Management would continue to monitor, and the Board or its IRC would closely monitor, the Portfolio’s investment performance; and (3) Management’s view that the Sub-Adviser has remained true to the Portfolio’s investment philosophy and style, and Management’s expectation that the Portfolio’s longer-term performance will improve.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fees, which result in lower fees at higher asset levels; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is above the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is equal to the median and above the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account that Management

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

will continue to monitor, and the Board or its IRC will closely monitor its performance, the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2009. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Van Kampen Growth and Income Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Van Kampen Growth and Income Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2008: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the ten-year period, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the five-year and ten-year periods, during which it underperformed; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the most recent calendar quarter, three-year, and five-year periods, the third quintile for the year-to-date and one-year periods, and the fourth quintile for the ten-year period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fees, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2009. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

BOARD CONSIDERATION AND APPROVAL OF NEW ADVISORY CONTRACT

Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”) mandates that, when a series of ING Investors Trust (the “Trust”) enters into a new advisory contract (“Advisory Contract”) or sub-advisory agreement (“Sub-Advisory Contract”), the Board of Trustees (the “Board”) of the Trust, including a majority of Board members who have no direct or indirect interest in the Advisory and Sub-Advisory contracts, and who are not “interested persons” of the series, as such term is defined under the 1940 Act (the “Non-Interested Trustees”), must approve the new arrangements. Discussed below are certain factors that the Board considered in determining whether to approve new Advisory and Sub-Advisory Contracts for ING Van Kampen Global Tactical Asset Allocation Portfolio (the “Portfolio”).

Van Kampen Global Tactical Asset Allocation Portfolio

In determining whether to approve the Advisory and Sub-Advisory Contracts for the Portfolio, the Board received and evaluated such information as it deemed necessary for an informed determination of whether each contract, and the proposed policies and procedures for the Portfolio, should be approved. The materials provided to the Board in support of the Portfolio and its Advisory and Sub-Advisory Contracts included the following: (1) a memorandum presenting Management’s rationale for requesting the launch of the Portfolio that discusses, among other things: (a) the expertise of Morgan Stanley Investment Management, Inc. (d/b/a Van Kampen) (“Van Kampen”) in the use of a global asset allocation strategy; and (b) the expertise of Directed Services LLC (“DSL”) in overseeing sub-advisers to other funds in the ING Funds complex; (2) information about the Portfolio’s proposed

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

investment objective and strategies and anticipated portfolio characteristics; (3) FACT sheets for the Portfolio that compare the Portfolio’s proposed fee structure to its comparable selected peer group (“Selected Peer Group”) and its Morningstar category median; (4) responses from DSL and Van Kampen to questions posed by K&L Gates LLP (“K&L Gates”), independent legal counsel, on behalf of the Non-Interested Trustees; (5) supporting documentation, including copies of the forms of Advisory and Sub-Advisory Contracts for the Portfolio; and (6) other information relevant to the Board’s evaluation. In addition, the Board considered the information provided periodically throughout the year in presentations to the Board by DSL in the context of DSL’s oversight of other sub-advisers managing other funds in the ING Funds Complex.

In determining whether to approve the Advisory and Sub-Advisory Contracts for the Portfolio, the Board considered a number of factors that its members believed, in light of the legal advice furnished to them by K&L Gates and their own business judgment, to be relevant. The Board, including a majority of the Non-Interested Trustees, did not identify any single factor as all-important or controlling, and each member of the Board may have given different weight to different factors.

The Board’s consideration of whether to approve the Advisory Contract took into account factors that included the following: (1) the nature and quality of the services to be provided by DSL to the Portfolio under the proposed Advisory Contract; (2) DSL’s experience as a manager-of-managers overseeing sub-advisers to other funds within the ING Funds complex; (3) DSL’s strength and reputation within the industry; (4) the fairness of the compensation under the Advisory Contract in light of the services to be provided to the Portfolio and taking into account the sub-advisory fees payable by DSL to Van Kampen; (5) the pricing structure (including the projected expenses to be borne by shareholders) of the Portfolio, as compared to other similarly-managed funds in the comparable Selected Peer Group, including Management’s analysis that (a) the proposed management fee is above with the average and the median of the funds in the Portfolio’s proposed Selected Peer Group, and (b) the proposed expense ratio for the Portfolio above the average and the median expense ratios of the funds in the Portfolio’s proposed Selected Peer Group; (6) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of DSL, including its management team’s expertise in the management of other funds in the ING Funds complex; (7) DSL’s compliance capabilities, as demonstrated by, among other things, its policies and procedure adopted pursuant to Rule 206(4)-7 under the Investment Advisers Act of 1940, which had previously been approved by the Board in connection with their oversight of other funds in the ING Funds complex; (8) the information that had been provided by DSL at regular Board meetings, and in anticipation of the May 30, 2008 meeting at which the Advisory Contract was considered, with respect to its capabilities as a manager-of-managers; and (9) “fall-out benefits” to DSL and its affiliates and benefits to the shareholders from the Portfolio’s relationship with DSL.

In reviewing the proposed Sub-Advisory Contract with Van Kampen, the Board considered a number of factors, including, but not limited to, the following: (1) DSL’s view of Van Kampen’s strength and reputation in the industry; (2) Van Kampen’s experience and skill in managing the Global Tactical Asset Allocation (“GTAA”) Composite, an investment mandate managed in a style similar to that in which the Portfolio would be managed; (3) the information that had been provided by Van Kampen in anticipation of the May 30, 2008 meeting at which the Sub-Advisory Contract was considered with respect to its sub-advisory services in general and its management of the GTAA Composite in particular; (4) the nature and quality of the services to be provided by Van Kampen under the proposed Sub-Advisory Contract; (5) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of Van Kampen, including its management team’s expertise; (6) the fairness of the compensation under the Sub-Advisory Contract in light of the services to be provided by and the projected profitability of Van Kampen as the Portfolio’s Sub-Adviser; (7) the costs for the services to be provided by Van Kampen; (8) Van Kampen’s operations and compliance program, including its policies and procedures intended to assure compliance with the Federal securities laws, which had been reviewed and evaluated by ING Investors Trust’s Chief Compliance Officer; (9) Van Kampen’s financial condition; (10) the appropriateness of the selection of Van Kampen in light of the Portfolio’s investment objectives and prospective investor base; and (11) Van Kampen’s Code of Ethics, which had

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

previously been approved for other ING Funds, and related procedures for complying with that Code.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s proposed management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s estimated expense ratio is reasonable in the context of all factors considered by the Board; (3) the sub-advisory fee rate payable by DSL to Van Kampen is reasonable in the context of all factors considered by the Board; (4) DSL maintains an appropriate compliance program, with this conclusion based upon the Board’s previous and ongoing review of its compliance program; and (5) Van Kampen maintains an appropriate compliance program, with this conclusion based upon, among other things, a representation from the Trust’s Chief Compliance Officer that Van Kampen’s compliance policies and procedures are reasonably designed to assure compliance with the Federal securities laws. Based on these conclusions and other factors, the Board voted to approve the Advisory and Sub-Advisory Contracts for the Portfolio. During their deliberations, different Board members may have given different weight to different individual factors and related conclusions.

Investment Advisers
ING Investments, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Directed Services LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Distributor
ING Funds Distributor LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Administrator
ING Funds Services, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Independent Registered Public Accounting Firm
KPMG LLP
99 High Street
Boston, Massachusetts 02110

Transfer Agent
DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141

Custodian
The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

VPAR-UFIIT1AISS2                  (1208-022709)

Annual Report

December 31, 2008

Adviser (“ADV”), Institutional (“I”), Service (“S”) and Service 2 (“S2”) Classes

ING Investors Trust

■  ING BlackRock Large Cap Growth Portfolio
■  ING BlackRock Large Cap Value Portfolio
■  ING Evergreen Omega Portfolio
■  ING Focus 5 Portfolio
■  ING Franklin Income Portfolio
■  ING Franklin Mutual Shares Portfolio
■  ING International Growth Opportunities Portfolio
■  ING JPMorgan Small Cap Core Equity Portfolio
■  ING JPMorgan Value Opportunities Portfolio
■  ING Legg Mason Value Portfolio
■  ING Limited Maturity Bond Portfolio
■  ING Lord Abbett Affiliated Portfolio
■  ING Multi-Manager International Small Cap Portfolio
■  ING PIMCO High Yield Portfolio
■  ING Pioneer Equity Income Portfolio
■  ING Pioneer Fund Portfolio
■  ING Stock Index Portfolio
■  ING Templeton Global Growth Portfolio
■  ING Van Kampen Real Estate Portfolio
■  ING VP Index Plus International Equity Portfolio
■  ING Wells Fargo Small Cap Disciplined Portfolio

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This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the ING Funds’ website at www.ingfunds.com; and (3) on the SEC’s website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Registrant files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Registrant’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Registrant’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Registrant by calling Shareholder Services toll-free at (800) 992-0180.

(THIS PAGE INTENTIONALLY LEFT BLANK)

PRESIDENT’S LETTER

Dear Shareholders,

We are in the midst of one of the most challenging periods ever faced by investors, and we at ING Funds are aware of the anxiety that you may be feeling at this time.

I want to assure you that we are actively engaged in monitoring the situation and are committed to keeping you fully informed of how the rapidly unfolding events around us may impact your investments with our company.

We recognize that the confidence of many investors is being tested, perhaps as never before. It is understandable that some of you may be second guessing your investment strategy due to these recent events. We encourage you to work with your investment professional and seek out their advice about your portfolio in light of the current conditions. But we also urge investors not to make rash decisions. ING Funds still believes that a well-diversified, globally allocated portfolio remains the most effective investment strategy of all. We ask that investors not lose sight of their commitment to the long-term.

We thank you for your support and confidence and we look forward to continuing to do business with you in the future.

Sincerely,

Shaun Mathews
President & Chief Executive Officer
ING Funds
January 23, 2009

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice. Consider the fund’s investment objectives, risks, and charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

1

Market Perspective:  Annual Report at December 31 2008

In our semi-annual report, we described a failed second quarter rally that fizzled when investors realized that borderline recessionary conditions and a credit crunch had not gone away. By year-end, governments were committing previously unimaginable sums of taxpayer money to prevent systemic collapse. Global equities in the form of the MSCI World® Index(1) measured in local currencies, including net reinvested dividends (“MSCI” for regions discussed below) plunged 29.70% in the six months ended December 31, 2008 (down 38.70% for the entire fiscal year). (The MSCI World® Index plunged 40.71% for the entire fiscal year, measured in U.S. dollars.) In currencies, the dollar at first drifted near record lows against the euro. But the tide turned in mid-July and for the six months ended December 31, 2008, the dollar strengthened by 12.10% (4.50% for the entire fiscal year). The dollar also soared 37.80% against the pound for the six months ended December 31, 2008 (37.90% for the entire fiscal year). But the yen advanced as carry trades (essentially short yen positions) were unwound and the dollar fell 14.90% for the six months ended December 31, 2008 (down 19.60% for the entire fiscal year).

Even more dramatic was the price of oil which marched to an all-time high of around $147 per barrel in mid-July, only to lose more than two thirds of that price by December 31, 2008.

The economic statistics remained bleak. By the end of October, the Standard & Poor’s (“S&P”)/Case-Shiller National U.S. Home Price Index(2) of house prices had fallen a record 18% over the year. New home sales were at 1991 levels. Some 45% of existing home sales were distressed.

Payrolls declined in every month of 2008, as the number of people claiming unemployment reached 4.1 million, a 26-year high. Gross domestic product (“GDP”) fell at an annualized rate of 0.50% in the third quarter, and the National Bureau of Economic Research announced that the recession had actually started in December 2007.

Yet these were side-shows to the fireworks display in the financial sector, where major institutions — hanging by a thread through problems rooted in unwise mortgage borrowing, lending and investment — met different fates in September 2008 at the hands of the U.S. government.

The Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”) were taken into “conservatorship.” Merrill Lynch was acquired by the Bank of America with a wink from the authorities. AIG received an $85 billion loan from a reluctant government, which also took a 79.90% equity stake in AIG. But Lehman Brothers having sought capital, then a buyer, found neither and was left to file for Chapter 11 bankruptcy protection.

The U.S. government was now in the position of choosing winners and losers among financial institutions: none too successfully, for it quickly became obvious that by pointedly leaving Lehman Brothers to go under, a credit crisis had become a credit market collapse. Lending all but seized up.

Policy response was huge but at least initially muddled. A Troubled Asset Relief Plan (“TARP”) would set up a $700 billion fund to buy illiquid mortgage securities from financial institutions. But on November 12, 2008 with half of the money already used to recapitalize banks, Treasury Secretary Paulson announced that the rest of the funds would not be used to buy illiquid mortgage securities after all. This merely renewed the pressure on the holders of such securities like Citigroup, which within two weeks received guarantees from the government against losses and another $20 billion in capital.

Other programs were of more practical use, like support for the commercial paper market and a guarantee facility for money market funds. Arguably the most effective measure was the announced intention to buy vast quantities of agency mortgage-backed securities and debentures. This had the effect of driving down rates on the 30-year mortgage towards 5.00%, a record low. In the meantime, the newly-elected president promised a stimulus package worth approximately $1 trillion. And by year end, the Federal Open Market Committee (“FOMC”) reduced interest rates to a range of between 0% and 0.25%.

2008 ended with much gloom and bad news still to come, but the platform for recovery was perhaps taking shape.

In U.S. fixed-income markets, yields on the 90-day Treasury Bills briefly turned negative in December 2008, while the yield on the ten-year Treasury Note fell below 2.50%, something we had not seen in 50 years. The Barclays Capital U.S. Aggregate Bond

2

Market Perspective:  Annual Report at December 31 2008

Index(3), formerly known as the Lehman Brothers U.S. Aggregate Bond Index, of investment grade bonds returned 4.10% for the six months ended December 31, 2008, (5.20% for the entire fiscal year). By contrast, high yield bonds, represented by the Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index(4), formerly known as the Lehman Brothers High Yield Bond — 2% Issuer Constrained Composite Index, behaved more like a stock index and returned (25.10)% for the six months ended December 31, 2008 (down 25.90% for the entire fiscal year).

U.S. equities, represented by the S&P 500® Composite Stock Price (“S&P 500®”) Index(5), including dividends, returned (28.50)% for the six months ended December 31, 2008, (down 37.00% for the entire fiscal year), increasingly unimpressed by sharply falling oil prices. Profits for S&P 500® Index companies suffered their fifth straight quarter of decline, led again by the financials sector, although taxpayer money was also potentially committed to save the big three auto makers from bankruptcy. On November 20, 2008, the S&P 500® Index plumbed a level not seen since April 1997, before a December recovery.

In international markets, plainly entering recession, the MSCI Japan® Index(6) slumped 35.90% for the six months ended December 31, 2008, (down 42.60% for the entire fiscal year). The strengthening yen hit exports in an export-dependent economy even as global demand slowed for other reasons. The MSCI Europe ex UK® Index(7) sagged 29.40% for the six months ended December 31, 2008 (down 43.20% for the entire fiscal year), beset by sharply falling economic activity and a European Central Bank in denial that inflation was falling fast. Finally, rates were reduced by an unprecedented 175 basis points (or 1.75%) in two months near the end of the year while governments, one after the other, proposed large stimulus packages. In the UK, the MSCI UK® Index(8) fell 19.40% for the six months ended December 31, 2008 (down 28.50% for the entire fiscal year). The UK had allowed a bigger housing bubble than the United States and deeper personal indebtedness in an economy more dependent on the financial sector. Rates were reduced to 1951 levels as venerable banks ceased to exist as independent entities.
(1) The MSCI World® Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2) The S&P/Case-Shiller National U.S. Home Price Index tracks the value of single-family housing within the United States. The index is a composite of single-family home price indices for the nine U.S. Census divisions and is calculated quarterly.

(3) The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(4) The Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index is an unmanaged index that measures the performance of non-investment grade fixed-income securities.

(5) The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

(6) The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(7) The MSCI Europe ex UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(8) The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

3

ING BlackRock Large Cap Growth Portfolio
Portfolio Managers’ Report

Industry Allocation
as of December 31, 2008
(as a percent of net assets)
Portfolio holdings are subject to change daily.

ING BlackRock Large Cap Growth Portfolio (the “Portfolio”) seeks long-term growth of capital. The Portfolio is managed by Robert C. Doll, Jr., CFA, Vice Chairman, Director, and Daniel Hanson*, CFA, Director, Portfolio Managers of BlackRock Investment Management, LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2008, the Portfolio’s Class S shares provided a total return of (39.06)% compared to the Russell 1000® Growth Index(1), which returned (38.44)% for the same period.

Portfolio Specifics: For the full year, the Portfolio underperformed the benchmark. The Portfolio’s greatest source of underperformance was the consumer staples sector, where high valuations made it difficult to find attractive companies to add to the portfolio. In healthcare, stock selection in the sector — namely, a heavier exposure to managed care in the first quarter of the year — detracted from results as well as stock selection in biotechnology. Still, we increased the Portfolio’s overweight positioning as we believe healthcare to be a fairly defensive and resilient sector — people still need medical care, even during a recession. Our positioning is now more balanced across big pharmaceuticals, medical technology and biotechnology. Lastly, our industrial names generally did not fare well during the period, but we believe that our focus on the defense industry — which is typically insulated from macroeconomic events — is the right call at this time.

On the positive side, much of any gains for the year came during the fourth quarter of 2008. Among the key contributors to the Portfolio’s relative outperformance were an underweight and good stock selection in the financials sector, good stock selection in consumer discretionary (notably discount retailers), and our positioning within the energy sector. We did well in financials. Our overall view in this arena is that the large money center banks and those with big capital markets operations should be avoided, as we are not convinced that these companies have figured out which business model will succeed in what has become a game-changing regulatory environment. Within the energy sector, we emphasized high-quality, asset-based integrated oil companies, while we underweighted the high beta oil services companies whose fortunes are closely tied to the price of crude oil. We have made some tactical purchases of refiners (at very depressed valuations), as lower crude prices will drive improving margins. In the long-term, we remain bullish on energy and believe that the best way to profit from this view is to focus on high-quality companies.

Current Strategy and Outlook: Looking forward, in this uncertain environment, quality is the key. On the whole, we continue to favor what we believe are well-managed companies with recurring, stable revenue streams and that are selling at reasonable valuations. At the same time, we will look for opportunities to make selective, tactical trades in companies with extremely depressed valuations — the proverbial “babies that were thrown out with the bathwater.” We remain comfortable with our current asset allocation, believing that energy, technology and healthcare will outperform in 2009. When the U.S. and global economies recover, we believe there will be a return to fundamentals. In the interim, we continue to rely on our disciplined investment process and on our belief in the importance of portfolio construction and risk management to strive to deliver consistent outperformance for our clients over the long term.

* Effective March 1, 2008, Mr. Hanson was added as co-portfolio manager to the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings
as of December 31, 2008
(as a percent of net assets)

Hewlett-Packard Co.	3.0%
ExxonMobil Corp.	2.8%
Occidental Petroleum Corp.	2.2%
Johnson & Johnson	2.0%
Union Pacific Corp.	1.6%
Microsoft Corp.	1.6%
Procter & Gamble Co.	1.4%
Accenture Ltd.	1.4%
UnitedHealth Group, Inc.	1.3%
Sysco Corp.	1.2%

Portfolio holdings are subject to change daily.

4

ING BlackRock Large Cap Growth Portfolio
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2008
			Since Inception		Since Inception		Since Inception	Since Inception
			of Class ADV		of Class I		of Class S	of Class S2
	1 Year	5 Year	March 17, 2004		April 28, 2006		May 1, 2002	September 9, 2002

Class ADV	(39.24)%	—	(3.26)%		—		—	—
Class I	(38.94)%	—	—		(13.55)%		—	—
Class S	(39.06)%	(3.10)%	—		—		(2.02)%	—
Class S2+	(39.21)%	(3.24)%	—		—		—	0.49%
Russell 1000® Growth Index(1)	(38.44)%	(3.42)%	(3.76	)%(2)	(11.17	)%(3)	(1.92)%	0.73	%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING BlackRock Large Cap Growth Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

+	On October 3, 2005, all outstanding shares of Class S2 were fully redeemed. On May 26, 2006, Class S2 recommenced operations. The returns for Class S2 include the performance of Class S, adjusted to reflect the higher expense of Class S2, for the period of October 4, 2005 to May 25, 2006.

(1)	The Russell 1000® Growth Index measures the performance of the 1,000 largest companies in the Russell 3000® Index with higher price-to-book ratios and higher forecasted growth.

(2)	Since inception performance of the index is shown from April 1, 2004.

(3)	Since inception performance of the index is shown from May 1, 2006.

(4)	Since inception performance of the index is shown from September 1, 2002.

5

ING BlackRock Large Cap Value Portfolio
Portfolio Managers’ Report

Industry Allocation
as of December 31, 2008
(as a percent of net assets)

Oil & Gas	25.8%
Pharmaceuticals	11.5%
Insurance	10.2%
Healthcare – Services	6.4%
Computers	5.0%
Aerospace/Defense	4.8%
Retail	3.7%
Banks	3.3%
Telecommunications	3.2%
Biotechnology	3.1%
Miscellaneous Manufacturing	3.0%
Software	2.5%
Industries between 1.6% – 2.3%(1)	8.0%
Industries less than 1.6%(2)	9.6%
Other Assets and Liabilities – Net*	(0.1)%
Net Assets	100%

*	Includes short-term investments related to ING Institutional Prime Money Market Fund - Class I and securities lending collateral.
(1)	Includes four industries, which each represents 1.6% – 2.3% of net assets.
(2)	Includes eleven industries, which each represents less than 1.6% of net assets.

Portfolio holdings are subject to change daily.

ING BlackRock Large Cap Value Portfolio (the ”Portfolio”) seeks long-term growth of capital. The Portfolio is managed by Robert C. Doll, Jr., CFA, Vice Chairman, Director, and Daniel Hanson*, CFA, Director, Portfolio Managers of BlackRock Investment Management, LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2008, the Portfolio’s Class S shares provided a total return of (35.32)% compared to the Russell 1000® Value Index(1), which returned (36.85)% for the same period.

Portfolio Specifics: For the full year, the Portfolio outperformed the benchmark. A large portion of the Portfolio’s outperformance came during the fourth quarter of 2008, and almost all of it is attributable to the Portfolio’s positioning within financials. From an allocation perspective, we maintained an overall underweight in the sector, which was beneficial given the year’s events. Stock selection also proved advantageous, as we focused on property and casualty insurers (such as Travelers Property Casualty Corp. and Chubb Corp.) and selected life insurers, while underweighting large money center banks and banks with large capital markets operations. We remain underweight in large money center banks and those with big capital markets operations. Although these firms account for a sizeable portion of the sector, we are not convinced that they have figured out which business model will succeed in what has become a game-changing regulatory environment. Stock selection in the consumer discretionary arena also aided relative performance, with the strongest results generated by companies that are benefiting from an increasingly cost-conscious consumer (e.g. large discounters like Family Dollar Stores, Inc., etc.).

On the negative side, our underweight in consumer staples and utilities detracted from relative performance. Consumer staples is a sector where valuations remain high and we have concerns as to how these companies will manage their pricing as commodity prices decline. In information technology, although an overweight hampered results during the year, we remain confident in the Portfolio’s industry and security selection — approximately two thirds of the Portfolio’s weighting in the sector comprises defensively-positioned companies with high cash flow, good balance sheets and recurring revenue, and the remainder is invested in cyclical companies with lean supply chains, which we believe are well-positioned to benefit once economies recover. Lastly, our industrial names also did not fare well during the year, but we believe that our focus on the defense industry — which is typically insulated from macroeconomic events — is the right call at this time.

Current Strategy and Outlook: Looking forward, in this uncertain environment, quality is the key. On the whole, we continue to favor what we believe are well-managed companies with recurring, stable revenue streams and that are selling at reasonable valuations. At the same time, we will look for opportunities to make selective, tactical trades in companies with extremely depressed valuations — the proverbial “babies that were thrown out with the bathwater.” We remain comfortable with our current asset allocation, believing that energy, technology and healthcare will outperform in 2009. When the U.S. and global economies recover, we believe there will be a return to fundamentals. In the interim, we continue to rely on our disciplined investment process and on our belief in the importance of portfolio construction and risk management to strive to deliver consistent outperformance for our clients over the long term.

* Effective March 1, 2008, Mr. Hanson was added as co-portfolio manager to the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings
as of December 31, 2008
(as a percent of net assets)

ExxonMobil Corp.	8.7%
Chevron Corp.	4.4%
Pfizer, Inc.	3.6%
ConocoPhillips	2.8%
Amgen, Inc.	2.3%
General Electric Co.	1.9%
AT&T, Inc.	1.8%
Eli Lilly & Co.	1.8%
Travelers Cos., Inc.	1.6%
Johnson & Johnson	1.6%

Portfolio holdings are subject to change daily.

6

ING BlackRock Large Cap Value Portfolio
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2008
			Since Inception		Since Inception		Since Inception	Since Inception
			of Class ADV		of Class I		of Class S	of Class S2
	1 Year	5 Year	April 28, 2006		May 18, 2004		May 1, 2002	September 9, 2002

Class ADV	(35.61)%	—	(12.22)%		—		—	—
Class I	(35.19)%	—	—		(1.05)%		—	—
Class S	(35.32)%	(1.61)%	—		—		0.33%	—
Class S2	(35.42)%	(1.77)%	—		—		—	3.36%
Russell 1000® Value Index(1)	(36.85)%	(0.79)%	(12.08	)%(2)	(1.19	)%(3)	0.74%	3.10	%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Black Rock Large Cap Value Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The Russell 1000® Value Index is an unmanaged index that measures the performance of those Russell 1000 securities with lower price-to-book ratios and lower forecasted growth values.

(2)	Since inception performance of the index is shown from May 1, 2006.

(3)	Since inception performance of the index is shown from June 1, 2004.

(4)	Since inception performance of the index is shown from September 1, 2002.

7

ING Evergreen Omega Portfolio
Portfolio Managers’ Report

Industry Allocation
as of December 31, 2008
(as a percent of net assets)
Portfolio holdings are subject to change daily.

ING Evergreen Omega Portfolio (the ”Portfolio”) seeks long-term capital growth. The Portfolio is managed by Aziz Hamzaogullari, CFA, Managing Director, Director of Research and Portfolio Manager of Evergreen Investment Management Company, LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2008, the Portfolio’s Class S shares, provided a total return of (27.55)% compared to the Russell 1000® Growth Index(1), which returned (38.44)% for the same period.

Portfolio Specifics: Our investment philosophy centers on fundamental, bottom-up, disciplined investing for the long term. Our ultimate goal is to invest in what we believe are structurally good businesses with sustainable competitive advantages and the ability to grow profitably on a secular basis. We follow a focused strategy where we tend to pursue companies that we believe can sustain above-average growth of long-term cash flows and which sell at a discount to our estimate of the intrinsic value for the business. Because we are long-term investors, we anticipate that the Portfolio’s turnover may be relatively low. Our sector weighting decisions will be byproducts of our bottom-up, fundamental analysis of companies, as we refrain from trying to determine macro variables such as interest rates, employment growth and inflation. We invest in companies where we believe the risk-reward profile is favorable and when one of the following factors exists: growth potential is underestimated; investors overreact to short-term concerns; companies are priced below private market value; or valuation is low relative to normalized cash flow power. We reduce or sell our holdings when an assumption has proved to be flawed; a stock fully reflects fair value; unfavorable structural change takes place in the business; or better risk-reward opportunities are identified.

During 2008, there were no meaningful changes to the Portfolio’s overall sector positioning, continuing with overweight positions in information technology, healthcare and consumer discretionary names and underweight positions in industrials, energy and materials. After the recent significant price correction in September 2008, we increased our exposure to energy in the third quarter. We made investments in eight new companies and sold our stakes in nine. The new companies were Bankrate, Inc. (“Bankrate”), Factset Research Systems, Inc., Linear Technology Corp., Visa, Inc., Merck & Co., Inc., Blue Nile, Inc. (“Blue Nile”), Weatherford International, Inc. and Schlumberger Ltd. We sold our positions in Apollo, Wal-Mart Stores, Inc. (“Wal-Mart”), Whole Foods Market, Inc., Avid Technology, Inc., Pfizer, Inc., Cintas Corp., Dell, Inc., Intel Corp. and Citigroup, Inc..

Like last year, the Portfolio’s outperformance relative to its benchmark during the period was primarily driven by stock selection in the information technology, healthcare and industrials sectors. In information technology, our new Bankrate position and our long-term holdings Altera Corp., Qualcomm, Inc. and Oracle Corp. were major contributors. Amgen, Inc., Novartis AG ADR and Biogen Idec, Inc. in healthcare; Apollo in consumer discretionary; Wal-Mart in consumer staples, United Parcel Service, Inc. (“UPS”) in industrials and Marsh & McLennan Cos., Inc. in financials were major outperformers. We sold Apollo, the best performing stock in our portfolio in the last fiscal year, as it reached our estimate of intrinsic value. We also sold another outperforming stock Wal-Mart as we found better risk-reward opportunities elsewhere in the market.

Major detractors, in order, were Legg Mason, Inc. (“Legg Mason”), Amazon.com, Inc. (“Amazon”), Google, Inc. (“Google”) and Blue Nile. We added to our positions in Google, Blue Nile and Legg Mason. Amazon, our largest holding in the Portfolio, was the second worst performing stock after Legg Mason. Still, Amazon, a great example of a strong business with solid growth drivers, selling at a significant discount to our estimate of the company’s intrinsic value, has been the best performing stock during my tenure on the Portfolio.

Current Strategy and Outlook: Our investment process is guided by our steadfast commitment to the long term. Our bottom-up analysis currently leads us to overweight in technology, healthcare and consumer discretionary names. At present, we are underweight in energy, materials and industrials. We are steadfast in our commitment to long-term investing. A byproduct of this philosophy has been a relatively low portfolio turnover ratio, even though the Portfolio does not have a stated goal of maintaining a specified level of portfolio turnover. At the end of 2008, the portfolio turnover ratio was 46%, much higher than last year as the Portfolio sought to take advantage of bargains in the market and extreme volatility. From June 30, 2006 to December 31, 2008, the estimated portfolio turnover was 34%. While shifting market conditions may warrant additional portfolio transactions and a higher turnover ratio, we remain committed to a philosophy of investing for the long term.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of December 31, 2008
(as a percent of net assets)

Amazon.com, Inc.	5.4%
Altera Corp.	4.7%
Oracle Corp.	4.6%
Visa, Inc.	4.6%
Biogen Idec, Inc.	4.5%
Novartis AG ADR	4.2%
Expeditors International Washington, Inc.	4.1%
Google, Inc. — Class A	3.7%
Factset Research Systems, Inc.	3.7%
Qualcomm, Inc.	3.6%

*	Excludes short-term investments related to ING Institutional Prime Money Market Fund — Class I.

Portfolio holdings are subject to change daily.

8

ING Evergreen Omega Portfolio
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2008
		Since Inception		Since Inception		Since Inception		Since Inception
		of Class ADV		of Class I		of Class S		of Class S2
	1 Year	December 29, 2006		May 2, 2005		May 3, 2004		May 13, 2004

Class ADV	(27.86)%	(10.44)%		—		—		—
Class I	(27.34)%	—		(0.57)%		—		—
Class S	(27.55)%	—		—		(1.32)%		—
Class S2	(27.63)%	—		—		—		(1.46)%
Russell 1000® Growth Index(1)	(38.44)%	(17.03	)%(2)	(4.64	)%(3)	(3.58	)%(4)	(3.58	)%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Evergreen Omega Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio Shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The Russell 1000® Growth Index measures the performance of the 1,000 largest companies in the Russell 3000® Index with higher price-to-book ratios and higher forecasted growth.

(2)	Since inception performance of the index is shown from January 1, 2007.

(3)	Since inception performance of the index is shown from May 1, 2005.

(4)	Since inception performance of the index is shown from May 1, 2004.

9

ING Focus 5 Portfolio
Portfolio Managers’ Report

Industry Allocation
as of December 31, 2008
(as a percent of net assets)
Portfolio holdings are subject to change daily.

ING Focus 5 Portfolio (the “Portfolio”) seeks total return through capital appreciation and dividend income. The Portfolio is managed by Omar Aguilar, Ph.D. and Vincent Costa, Portfolio Managers* of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended December 31, 2008, the Portfolio’s Class S shares provided a total return of (43.05)% compared to the Standard & Poor’s 500® Composite Stock Price Index (1) (”S&P 500® Index”), which returned (37.00) % for the same period.

Portfolio Specifics: The Portfolio had a challenging year with the second half of the year being particularly difficult. The underperformance came primarily from its allocations to the U.S. LargeCap Market 10 (“LargeCap 10”), SmallCap 40 and the U.S. Blue-Chip 10 strategies. The allocation to the LargeCap 10 and the SmallCap 40 strategies hurt performance as they have strong growth and momentum biases, and those factors underperformed during the period.

In the LargeCap 10 strategy, stock-specific underperformance in the momentum based sectors like energy and industrials hurt returns. In energy, names like Smith International, Inc., Hess Corp. and Murphy Oil Corp. underperformed severely with the sharp pull-back in energy prices in the second half of the year. Among industrials, names like Textron, Inc. and Deere & Co. hurt returns due to the bleak economic picture. Industrials stocks were also the primary drivers of underperformance in the SmallCap 40 strategy, with names like Tennant Co., RBC Bearings, Inc. and Kaman Corp. hurting returns.

The U.S. Blue-Chip 10 strategy got hurt in the second half of the year as its high-dividend yield strategy underperformed with large dividend-paying companies like Citigroup, General Motors and Bank of America falling sharply during the period.

The 25 Fund Strategy, which holds relatively high but not the highest dividend-paying names, performed well because it did not hold any of the poor performing financial services companies in the S&P 500® index like Bank of America, Citigroup and American International Group.

The International Blue-Chip 75 Strategy, which utilizes a strategy similar to the 25 Fund Strategy, also benefited from not holding any stocks within the battered financial sector like HSBC Holdings PLC, and Royal Bank of Scotland Group PLC. This advantage, plus on balance favorable stock selection, offset in part by a zero weighting in the least weak sector, utilities, caused the strategy to outperform its specific benchmark: MSCI Europe, Australasia and Far East (“MSCI EAFE®”) Index, but not the Portfolio’s benchmark, the S&P 500® Index.

For the Portfolio as a whole, the main source of underperformance was adverse stock selection, particularly in the industrials, energy and consumers sectors. Top detractors this period included overweight positions in Smith International Inc., United States Steel Corp. and General Motors Corp. The top contributors were underweight positions in American International Group, Inc., Microsoft Corp. and Apple, Inc.

Current Outlook and Strategy: The Portfolio is constructed by combining equal weights of the 25 Fund Strategy, U.S. Blue-Chip 10 Strategy, U.S. LargeCap Market 10 Strategy, SmallCap 40 Strategy and International Blue-Chip 75 Strategy. Stocks in the individual strategies are selected using preset rules. The Portfolio is rebalanced annually to reset the stock holdings based on the rules.

* Effective January 13, 2009, Mr. Aguilar is no longer a portfolio manager to the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings
as of December 31, 2008
(as a percent of net assets)

Merck & Co., Inc.	2.8%
Bank of America Corp.	2.0%
Alcoa, Inc.	2.0%
General Electric Co.	1.9%
Verizon Communications, Inc.	1.9%
JPMorgan Chase & Co.	1.9%
AT&T, Inc.	1.9%
EI Du Pont de Nemours & Co.	1.9%
Pfizer, Inc.	1.9%
Citigroup, Inc.	1.8%

Portfolio holdings are subject to change daily.

10

ING Focus 5 Portfolio
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2008
		Since Inception
		of Class ADV, I and S
	1 Year	August 20, 2007

Class ADV	(43.34)%	(31.91)%
Class I	(42.88)%	(31.38)%
Class S	(43.05)%	(31.55)%
S&P 500® Index(1)	(37.00)%	(29.13	)%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Focus 5 Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

(2)	Since inception performance of the index is shown from September 1, 2007.

11

ING Franklin Income Portfolio
Portfolio Managers’ Report

Investment Type Allocation
as of December 31, 2008
(as a percent of net assets)
Portfolio holdings are subject to change daily.

ING Franklin Income Fund (the “Portfolio”) seeks to maximize income while maintaining prospects for capital appreciation. The Portfolio is managed by Edward D. Perks and Charles B. Johnson, Portfolio Managers of Franklin Advisers, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2008, the Portfolio’s Class S shares provided a total return of (28.98)% compared to the Standard & Poor’s 500® Composite Stock Price Index(1) (”S&P 500® Index”), Barclays Capital Intermediate Government/Credit Bond Index(2) and the Composite Index(3) (60% of the S&P 500® Index and 40% of the Barclays Capital Intermediate Government/Credit Bond Index), which returned (37.00)%, 5.08% and (22.08)%, respectively, for the same period.

Portfolio Specifics: In 2008, the U.S. economy faltered and The Consumer Board’s Consumer Confidence Index fell to an all-time low since it began in 1967. Despite government interventions and massive emergency funding, rapidly weakening manufacturing activity and falling home prices exacerbated the nation’s economic troubles. Jobless claims mounted and the unemployment rate rose to 7.2% by period-end. In early December, the National Bureau of Economic Research officially declared the U.S. economy has been in recession since December 2007.

Volatility remained high throughout the reporting period but intensified in the latter half of the year as stocks fluctuated wildly and Treasury prices soared. The year was among the worst in history for U.S. stock market performance, with all major indexes recording double-digit losses.

Within equities, financial holdings generally detracted from Portfolio performance as the sector fared worse than other sectors. Some holdings significantly hurt performance even where we held securities higher in the capital structure such as Lehman Brothers Holdings, Inc. convertible preferred stock and Fannie Mae and Freddie Mac preferred stocks. Wells Fargo & Co. was an exception and helped performance as its share price rose due to the perceived strength of the company’s position relative to competitors and ability to gain market share in customer deposits. Significant commodity price declines in the second half of 2008, particularly for oil, negatively impacted our holdings in Canadian Oil Sands Trust and ConocoPhillips. However, energy sector holding Halliburton Co. gained during the first half of the year due to strong commodity price gains and presented us with the opportunity for profit-taking. In addition, some healthcare holdings contributed to the Portfolio’s performance including Johnson & Johnson and Genentech, Inc.

Within fixed-income, investment-grade and noninvestment-grade corporate bonds suffered from severe spread widening due to the credit crisis and weakening economic conditions during the year. The low average credit quality in the larger fixed income part of the Portfolio detracted from Portfolio performance during the period. Following the collapse of investment bank Lehman Brothers, corporate bond prices fell sharply and investors sought the safety of U.S. Treasury securities causing their yields to fall to extremely low levels. Additionally, highly leveraged companies, including Charter Communications Holdings II, LLC and R.H. Donnelly Corp., hurt Portfolio performance as the credit crisis raised investors’ concerns regarding the companies’ ability to access capital markets. Although bond prices remained highly volatile throughout the second half of the year, our auto finance company holdings in General Motors Acceptance Corp. (“GMAC”) and Ford Motor Credit Co., LLC benefited performance as government efforts to help alleviate the credit crunch improved these companies’ access to capital.

Current Strategy and Outlook: The Portfolio primarily invests in corporate, foreign and U.S. Treasury bonds as well as stocks and convertible securities with dividend yields that we believe are attractive. Bonds and stocks are selected for the Portfolio on the basis of the Sub-Adviser’s assessment of their potential long-term value and on the basis of fundamental, bottom-up research.

Our strategy is to invest in bonds and stocks of companies we consider undervalued or out-of-favor. We continue to focus on identifying individual companies that we believe have the potential for income today and significant growth tomorrow. Additionally, we continued to believe select opportunities in corporate bonds offered a compelling opportunity to earn attractive yields and total returns.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of December 31, 2008
(as a percent of net assets)

Ford Motor Credit Co., LLC, 7.375%, due 10/28/09	2.6%
Pfizer, Inc.	1.9%
Tenet Healthcare Corp., 9.250%, due 02/01/15	1.7%
Wells Fargo & Co.	1.6%
Pacific Gas & Electric Co.	1.5%
General Motors Acceptance Corp., 5.625%, due 05/15/09	1.5%
Morgan Stanley	1.4%
Merck & Co., Inc.	1.3%
Duke Energy Corp.	1.3%
Southern Co.	1.3%

*	Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

12

ING Franklin Income Portfolio
Portfolio Managers’ Report

Average Annual Total Returns For The Periods Ended December 31, 2008
		Since Inception		Since Inception		Since Inception
		of Class ADV		of Class I and S		of Class S2
	1 Year	December 29, 2006		April 28, 2006		May 3, 2006

Class ADV	(29.64)%	(15.16)%		—		—
Class I	(28.92)%	—		(7.64)%		—
Class S	(28.98)%	—		(7.81)%		—
Class S2	(29.11)%	—		—		(7.94)%
S&P 500® Index(1)	(37.00)%	(18.47	)%(4)	(11.19	)%(5)	(11.19	)%(5)
Barclays Capital Intermediate Government/Credit Bond Index(2)	5.08%	6.22	%(4)	6.35	%(5)	6.35	%(5)
Composite Index(3)	(22.08)%	(8.95	)%(4)	(4.21	)%(5)	(4.21	)%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Franklin Income Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. For variable annuity contracts, please call (800) 992-0180 to get performance through the most recent month end. For variable universal life policies, please log on to www.ing.com/us to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

(2)	The Barclays Capital Intermediate Government/Credit Bond Index is an unmanaged index composed of securities including U.S. Government Treasury and agency securities.

(3)	The Composite Index is comprised of 60% of the S&P 500® Index and 40% of the Barclays Capital Intermediate Government/Credit Bond Index.

(4)	Since inception performance of the indices is shown from January 1, 2007.

(5)	Since inception performance of the indices is shown from May 1, 2006.

13

ING Franklin Mutual Shares Portfolio
Portfolio Managers’ Report

Industry Allocation
as of December 31, 2008
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING Franklin Mutual Shares Portfolio (the “Portfolio”) seeks capital appreciation. The Portfolio is managed by Peter A. Langerman, President, CEO, and Co-Portfolio Manager, F. David Segal, CFA, Co-Portfolio Manager and Deborah A. Turner, CFA, Assistant Portfolio Manager, of Franklin Mutual Advisers, LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2008, the Portfolio’s Class S shares provided a total return of (37.77)% compared Standard & Poor’s 500® Composite Stock Price Index(1) (“S&P 500”), which returned (37.00)% for the same period.

Portfolio Specifics: This was a year in which even defensive sectors suffered double-digit declines and there were few safe havens. Three investments that declined in value were Constellation Energy Group, Inc. (“Constellation Energy”), a power generation and distribution company; News Corp., an international media company; and International Paper Co. (“International Paper”), a paper and forest products company.

Constellation Energy’s share price weakened after management disclosed collateral requirements for certain business operations had increased substantially, which triggered concerns about the company’s capital position. In September, MidAmerican Energy Holdings Co. (“MidAmerican”), a utility controlled by Berkshire Hathaway, Inc., agreed to inject capital into Constellation and also offered to purchase all outstanding shares of Constellation Energy. Shortly after, EDF, a Constellation joint venture partner, made its own offer that the board ultimately endorsed, terminating the deal with MidAmerican. While the capital injection provided by MidAmerican was dilutive to shareholders and the shares declined for the year, we believe the current share price understates the intrinsic value of Constellation’s assets.

News Corp. shares declined in 2008 as early signs of the recession resulted in cutbacks in advertising spending. The company has a diversified portfolio of media properties including television networks and stations, cable networks, newspapers and a film studio. While some of these platforms continued to post strong growth, the television stations and newspaper operations proved particularly vulnerable as consumers’ multi-year migration away from those media formats was exacerbated by the slowing ad market.

Shares of International Paper, North America’s largest producer of cardboard boxes and second-largest producer of copy paper, fell as raw materials costs rose, demand for its products declined, and lower capacity utilization negatively affected the company’s financial performance.

Although we had our share of disappointments and challenges, there were some positive outcomes. The Portfolio’s sizable cash position reflected our caution about valuations in general and helped cushion against larger losses. Additionally, we increased our foreign currency hedges over the year, which mitigated the drag caused by an appreciating dollar.

Three of the Portfolio’s best performing investments were Valeant Pharmaceuticals International (“Valeant”), a multinational specialty pharmaceuticals company; brewer Anheuser-Busch InBev NV (“Anheuser-Busch”); and H&R Block, Inc. (“H&R Block”), a financial services company specializing in tax return preparation.

Valeant develops and markets products primarily in the neurology and therapeutic dermatology areas. Valeant’s stock rose after the new CEO’s focus on the company’s core geographies was well received by investors. Valeant also announced a cost-reduction program, a partnership with GlaxoSmithKline to develop the epilepsy drug Retigabine, and acquisitions to bolster existing product lines.

Anheuser-Busch received an unsolicited $65 per share cash takeover offer from Belgian brewing giant InBev in early 2008. In July, Anheuser-Busch’s board accepted InBev’s enhanced $70-per-share cash offer. InBev completed the acquisition in November, and the new company, Anheuser-Busch InBev, became the largest global brewer.

H&R Block is the largest U.S. tax preparer. In recent years, the company expanded by entering the subprime mortgage market and suffered the consequences in 2007 and thereafter. In 2008, shareholders voted in new board members who exited the mortgage business and improved operating margins in H&R Block’s remaining businesses. Shares rose during the year as a result of this management turnaround.

Current Strategy and Outlook: Looking forward, we are focused on a number of factors. Rather than try to be macroeconomists or market strategists, we instead focus on our discipline of buying securities at what we think are attractive prices and investing for the long term across all economic cycles. However, one cannot ignore the macroeconomic backdrop entering 2009 and we are proceeding with a fairly high degree of caution. While the actions of central banks across the globe have temporarily stabilized the financial system, we are not convinced that the worst of the economic news is behind us.

However, periods of economic and market instability historically have created favorable opportunities for long-term, patient and disciplined investors. The basic institutions that underlay our economic and political system have proven their ability to adapt to changing conditions and emerge stronger from severe dislocations. We are excited about the prospects of participating in this chapter, albeit a difficult one, of our economic history and are confident our approach will serve our shareholders well.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings
as of December 31, 2008
(as a percent of net assets)

Berkshire Hathaway, Inc. — Class B	3.3%
Comcast Corp. — Special Class A	2.6%
British American Tobacco PLC	2.4%
Imperial Tobacco Group PLC	2.1%
CVS Caremark Corp.	2.1%
Nestle SA	2.0%
Microsoft Corp.	1.9%
News Corp. — Class A	1.6%
Qwest Communications International, Inc.	1.6%
E.ON AG	1.6%

Portfolio holdings are subject to change daily.

14

ING Franklin Mutual Shares Portfolio
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2008
			Since Inception
			of Class ADV, I and S
	1 Year		April 30, 2007

Class ADV	(38	.07)%	(26	.55)%
Class I	(37	.61)%	(26	.01)%
Class S	(37	.77)%	(26	.20)%
S&P 500® Index(1)	(37	.00)%	(24	.04)%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Franklin Mutual Shares Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. For variable annuity contracts, please call (800) 992-0180 to get performance through the most recent month end. For variable universal life policies, please log on to www.ing.com/us to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

(2)	Since inception performance of the indices is shown from May 1, 2007.

15

ING International Growth Opportunities Portfolio
Portfolio Managers’ Report

Country Allocation
as of December 31, 2008
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING International Growth Opportunities Portfolio (the ”Portfolio”) seeks long-term growth of capital. The Portfolio is managed by Uri Landesman, Senior Vice President and Head of International Equities of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended December 31, 2008, the Portfolio’s Class S shares provided a total return of (52.34)% compared to the MSCI Europe, Australasia and Far East Growth Index(1) (”MSCI EAFE Growth IndexSM”), which returned (42.70)% for the same period.

Portfolio Specifics: The year 2008 was underscored by a litany of issues, including an escalating financial crisis, rampant inflation, a possible war between Iran and Israel, a global recession, collapsing of storied companies, unparalleled levels of market volatility, threat of deflation and a credit crunch to boot. Certainly the times have tested the fortitude of investors worldwide, as trillions of dollars have been wiped out. However, we believe that chaos breeds opportunity and that great wealth can be created. With massive monetary and fiscal actions taken around the world, we are optimistic about what the future may have in store.

Overall security selection was negative for the year. Weak selection coupled with an overweight in financials detracted most significantly from results. Selection within both consumer staples and materials also detracted from performance. Additionally, our underweight to the defensive healthcare sector contributed negatively to the result. Regionally, selection in Europe and exposure to emerging markets proved unsuccessful.

Asset allocation slightly offset the negative results from security selection. A material underweight to the relatively weak industrials sector proved effective. The Portfolio’s modest position in cash also benefited results.

Barrick Gold Corp., a Canadian mining company, was the top contributor to results. Its shares rallied as the price of gold rose significantly during November and December. Siemens AG, a German industrial corporation, had a sharp rally from its November 20, 2008 lows in reaction to President-elect Obama’s plans to increase infrastructure spending. Swiss electrical engineering giant ABB Ltd. rose for the same reason.

Swiss Mining giant Xstrata PLC was the most noteworthy detractor, followed by Anheuser-Busch InBev NV (“Anheuser-Busch”), where the impact on the Belgian brewer’s takeover of Anheuser-Busch encountered difficult financing. Materially detracting from the result was our holding of the once prominent US insurer American International Group, Inc. (“AIG”), which saw shares plummet in September amidst mortgage related woes.

Current Strategy and Outlook: We continue seeking to capitalize upon opportunities that the recent downturn has provided. With a global recession in full swing the outlook for international markets remains highly uncertain. However, we believe the globally coordinated actions by authorities should assist in overall market stability. We seek opportunities where growth potential remains intact. The economic impact of the crisis has yet to be fully felt, and therefore we expect continued high market volatility in the months ahead.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of December 31, 2008
(as a percent of net assets)

Barrick Gold Corp.	5.2%
Anglo American PLC	4.2%
Imperial Tobacco Group PLC	4.1%
Genentech, Inc.	3.9%
Nokia OYJ	3.9%
Siemens AG	3.7%
Compass Group PLC	3.3%
Li & Fung Ltd.	3.2%
Prysmian S.p.A.	3.2%
Japan Tobacco, Inc.	3.2%

*	Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

16

ING International Growth Opportunities Portfolio
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2008
			Since Inception		Since Inception		Since Inception		Since Inception
			of Class ADV		of Class I		of Class S		of Class S2
	1 Year	5 Year	December 29, 2006		April 28, 2006		December 17, 2001		September 9, 2002

Class ADV	(52.68)%	—	(25.27)%		—		—		—
Class I	(52.14)%	—	—		(17.26)%		—		—
Class S	(52.34)%	(2.41)%	—		—		(0.54)%		—
Class S2	(52.52)%	(2.61)%	—		—		—		1.62%
MSCI EAFE Growth IndexSM(1)	(42.70)%	1.43%	(18.00	)%(2)	(11.47	)%(3)	2.77	%(4)	5.38	%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING International Growth Opportunities Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract and/or a variable universal life policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. For variable annuity contracts, please call (800) 992-0180 to get performance through the most recent month end. For variable universal life policies, please log on to www.ing.com/us to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The MSCI EAFE Growthsm Index is an unmanaged index that measures the performance in 20 countries within Europe, Australasia and the Far East with a greater-than-average growth orientation. The MSCI EAFE Growthsm Index more closely tracks the types of securities in which the Portfolio invests than the MSCI EAFE® Index.

(2)	Since inception performance for the index is shown from January 1, 2007.

(3)	Since inception performance of the index is shown from May 1, 2006.

(4)	Since inception performance of the index is shown from January 1, 2002.

(5)	Since inception performance of the index is shown from September 1, 2002.

17

ING JPMorgan Small Cap Core Equity Portfolio
Portfolio Managers’ Report

Industry Allocation
as of December 31, 2008
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING JPMorgan Small Cap Core Equity Portfolio (the ”Portfolio”) seeks capital growth over the long term. The Portfolio is managed using two investment styles — quantitative and fundamental analysis. The Portfolio is managed by Christopher T. Blum, CFA, Managing Director, Dennis S. Ruhl, CFA, Vice President, and Glenn Gawronski, CFA, Vice President, Portfolio Managers of J.P. Morgan investment management Inc. (“JPMorgan”) — the Sub-Adviser.

Performance: For the year ended December 31, 2008, the Portfolio’s Class S shares provided a total return of (29.95)% compared to the Russell 2000® Index(1), which returned (33.79)% for the same period.

Portfolio Specifics: The Portfolio outperformed its benchmark for 2008, as stock selection in the materials/processing and healthcare sectors aided returns. At the individual stock level, Compass Minerals International, Inc. was among the top contributors to performance. The company produces and markets inorganic mineral products. The company performed strongly, particularly early in the year, as the market rewarded it for a hidden asset — potash. The company returned some of this upside toward year-end due to the commodity roll-off in the third quarter. Another contributor was Myriad Genetics, Inc., a healthcare company that develops and markets molecular diagnostic and therapeutic products. The company’s shares advanced due to strong sales in its molecular diagnostic business. The company reported that its gross margins improved and revenue from all five of its molecular diagnostic product lines grew significantly in its fiscal first quarter.

Despite the Portfolio’s relative outperformance, stock selection in the energy and auto/transportation sectors negatively impacted results. Detractors included Exterran Holdings, Inc. (“Exterran”), a provider of natural gas compression technology, and Reddy Ice Holdings Inc. (“Reddy Ice”), a U.S. packaged ice manufacturer. Exterran shares fell after it reported that second-quarter net income decreased. In addition, the company was negatively impacted by weakening demand and decreasing prices. Reddy Ice sold off as investor concern about the company’s level of debt weighed on the stock. Investors also reacted unfavorably to the company’s indefinite suspension of its cash dividend. Further, the company has been under investigation by The Antitrust Division of the Department of Justice in connection with an alleged price-fixing conspiracy in the packaged ice industry.

Current Strategy and Outlook: We employ a bottom-up approach to stock selection, constructing a portfolio based on company fundamentals, quantitative screening and proprietary fundamental analysis. We seek to identify undervalued small-cap companies with leading competitive positions and strong managements. The research process is designed in an effort to identify companies that exhibit sustainable free cash flow, high barriers to entry and proven management teams. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation.

2008 was the worst calendar year for markets since the Great Depression and 2009 could be, in our opinion, one of the worst for the global economy in decades. The good news is that financial markets tend to discount future economic problems well in advance and, after a year like 2008, we think that they have gone a long way towards doing so. As investors look forward to the impact of fiscal measures and as more areas of the secondary markets are likely to come under direct central bank support, a nervous recovery in risky assets is our base case for 2009.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of December 31, 2008
(as a percent of net assets)

ProAssurance Corp.	2.0%
Silgan Holdings, Inc.	1.8%
PSS World Medical, Inc.	1.7%
Waste Connections, Inc.	1.2%
Winn-Dixie Stores, Inc.	1.1%
Compass Minerals International, Inc.	1.0%
Myriad Genetics, Inc.	1.0%
TransDigm Group, Inc.	1.0%
NTELOS Holdings Corp.	0.9%
Papa John’s International, Inc.	0.9%

*	Excludes short-term investments related to ING Institutional Prime Money Market Fund — Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

18

ING JPMorgan Small Cap Core Equity Portfolio
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2008
			Since Inception		Since Inception		Since Inception	Since Inception
			of Class ADV		of Class I		of Class S	of Class S2
	1 Year	5 Year	August 12, 2004		May 6, 2004		May 1, 2002	September 9, 2002

Class ADV	(30.14)%	—	0.45%		—		—	—
Class I	(29.74)%	—	—		0.24%		—	—
Class S	(29.95)%	0.95%	—		—		1.64%	—
Class S2	(30.03)%	0.81%	—		—		—	4.76%
Russell 2000® Index(1)	(33.79)%	(0.93)%	(0.95	)%(2)	(1.17	)%(3)	0.95%	5.28	%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING JPMorgan Small Cap Core Equity Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The Russell 2000® Index consists of the smallest 2,000 companies in the Russell 3000® Index. The Russell 3000® Index is an unmanaged index that measures the performance of 3,000 U.S. companies based on total market capitalization.

(2)	Since inception performance of the index is shown from August 1, 2004.

(3)	Since inception performance of the index is shown from May 1, 2004.

(4)	Since inception performance of the index is shown from September 1, 2002.

19

ING JPMorgan Value Opportunities Portfolio
Portfolio Managers’ Report

Industry Allocation
as of December 31, 2008
(as a percent of net assets)
Portfolio holdings are subject to change daily.

ING JPMorgan Value Opportunities Portfolio (the “Portfolio”) seeks to provide long-term capital appreciation. The Portfolio is managed by Alan Gutmann, Vice President, Portfolio Manager* of J.P. Morgan Investment Management Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2008, the Portfolio’s Class S shares, provided a total return of (39.49)% compared to the Russell 1000® Value Index(1), which returned (36.85)% for the same period.

Portfolio Specifics: The Portfolio underperformed its benchmark in 2008, as stock selection in the financial and insurance sectors negatively impacted results, while stock selection in the basic materials and telecommunication sectors contributed to returns.

One of the largest negative impacts on performance came from Freddie Mac, the government-sponsored enterprise providing support to the U.S. residential mortgage market. Initially, the company’s shares declined due to concerns that the severity of the credit crunch and declining housing market would require it to raise additional capital. Eventually these fears led the U.S. Treasury to place the company into a conservatorship, effectively wiping out value for shareholders. We believe that the government’s action was not triggered by a failure of the company to meet any of its obligations, but our recognition that this risk existed was the principal reason for trimming our position prior to the government’s action.

Shares of Genworth Financial, Inc. (“Genworth”) declined significantly after the life and mortgage insurer reported a net loss for the third quarter, driven primarily by large investment losses. The company’s problems were further compounded by a downgrade of its debt rating by Moody’s Investors Service as a result of investment losses. Given the unprecedented environment, Genworth has suspended a share buyback plan and borrowed from two revolving credit facilities, as the company is committed to maintaining appropriate liquidity and strengthening of its capital levels to maximize flexibility.

Within the basic materials sector, a top contributor to performance was specialty chemical company Rohm & Haas Co. (“Rohm & Haas”). The company’s shares rose after it agreed to be acquired by Dow Chemical Co. (“Dow”) at a 74% premium, despite the slowdown in the U.S. economy. Dow believed Rohm & Haas to be an attractive acquisition as the combined firm significantly broadens Dow’s range of product offerings that feed into a wide range of end markets. In addition, there are significant synergies present as Rohm & Haas is the biggest consumer of propylene, used to make acrylics, which Dow produces.

Within the telecommunication sector, Verizon Communications, Inc. contributed positively to relative stock selection versus the benchmark, as investors flocked to perceived safe havens within the telecommunication sector where valuations remained compelling and dividends appeared intact. Investors also cheered the company’s acquisition of Alltel Corp., which should provide synergies within its wireless business and boost long-term earnings growth. The company remains a large overweight in the Portfolio, reflecting our high conviction in the company’s long-term prospects and its ability to weather the current economic downturn better than its peers.

Current Strategy and Outlook: 2008 was one of the worst calendar years for markets since the Great Depression, and 2009 could be one of the worst for the global economy in decades. The urgency with which proposed fiscal stimulus needs to be enacted cannot be overstated, but it likely will be months before planning and political barriers are cleared and the money is deployed. In the meantime, private sector deleveraging will continue to savage economic growth. We expect gross domestic product to contract by 3.4% in the first and second quarters of the year, respectively, with only a mild recovery in the second half.

The good news is that financial markets tend to discount future economic problems well in advance and, after a year like 2008, we think that they have gone a long way toward doing so. The relative resilience of markets in the last two months of the year in the face of such grim economic data is encouraging. While more volatility is expected, we believe that a bottoming process is now underway. As investors look forward to the impact of fiscal measures and as more areas of the secondary markets are likely to come under direct central bank support, a nervous recovery in risky assets is our base case for 2009.

* Effective June 30, 2008, Bradford Frishberg is no longer a portfolio manager to the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings
as of December 31, 2008
(as a percent of net assets)

ExxonMobil Corp.	8.3%
Verizon Communications, Inc.	5.8%
Procter & Gamble Co.	2.9%
Merck & Co., Inc.	2.8%
Safeway, Inc.	2.7%
Morgan Stanley	2.7%
Goldman Sachs Group, Inc.	2.5%
Chevron Corp.	2.1%
Wells Fargo & Co.	2.0%
Bank of America Corp.	2.0%

Portfolio holdings are subject to change daily.

20

ING JPMorgan Value Opportunities Portfolio
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2008
		Since Inception		Since Inception		Since Inception
		of Class ADV		of Classes I and S2		of Class S
	1 Year	May 30, 2006		May 4, 2005		April 29, 2005

Class ADV	(39.65)%	(13.11)%		—		—
Class I	(39.34)%	—		(7.03)%		—
Class S	(39.49)%	—		—		(6.83)%
Class S2	(39.55)%	—		(7.38)%		—
Russell 1000® Value Index(1)	(36.85)%	(11.57	)%(2)	(4.66	)%(3)	(4.66	)%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING JPMorgan Value Opportunities Portfolio against the index indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service provides, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The Russell 1000® Value Index measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values.

(2)	Since inception performance of the index is shown from June 1, 2006.

(3)	Since inception performance of the index is shown from May 1, 2005.

21

ING Legg Mason Value Portfolio
Portfolio Managers’ Report

Industry Allocation
as of December 31, 2008
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING Legg Mason Value Portfolio (the “Portfolio”) seeks long-term growth of capital. The Portfolio is managed by Mary Chris Gay, Senior Vice President, and is based on a master portfolio managed by Bill Miller, Chief Investment Officer and creator of the sub-adviser’s investment process, both Portfolio Managers of Legg Mason Capital Management, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2008, the Portfolio’s Class S shares provided a total return of (55.45)% compared to the Standard & Poor’s 500® Composite Stock Price Index(1) (”S&P 500® Index”), which returned (37.00)% for the same period.

Portfolio Specifics: Investors saw a historically terrible year in 2008. Asset classes around the world, from Chinese equities to U.S. bonds and energy commodities, saw sharp declines, as troubles in the U.S. housing market spread across the globe, culminating in a global recession. There was significant upheaval in the domestic equity markets, particularly among financials, as erstwhile giants Bear Stearns and Lehman Brothers ceased to exist, Government-Sponsored Entities (“GSEs”) Fannie Mae and Freddie Mac were put into conservatorship by the government, and global insurance firm American International Group (“AIG”) required billions in government loans. The year ended on a slight positive note with a modest rebound in stock prices amid excitement about the new presidential administration, but losses remained severe on the year. The Portfolio was far from immune from the turmoil, underperforming its benchmark. Losses in the financials sector were a primary culprit, with primary detractors for the year including Citigroup, Inc., AIG, Freddie Mac, and Merrill Lynch & Co., Inc. Each of these companies suffered multi-billion dollar write-downs from mortgage-backed securities or credit default swaps and ended up forced to accept government loans or were taken over by the government or another company. The global reach of utility firm AES Corp. proved to be a detriment, as the sharp slowdown in emerging markets took a big cut out of the company’s stock price. With turnaround stories Eastman Kodak Co. and Sears Holding Corp. yet to deliver results, investors punished both companies harshly. On the upside, Amgen, Inc. gained nicely as sales trends for several of its drugs improved and encouraging test data was released for a potential blockbuster drug.

Current Strategy and Outlook: While it is possible we may retest the lows of the fall, we believe investors are being afforded one of the best buying opportunities in several generations. We see several factors that suggest the market could well move higher from here, absent additional policy mistakes: 1) The money market is experiencing some relief, as indicated by the TED (Treasury-Eurodollar) spread’s decline below 150 basis points (or 1.50%) for the first time since the collapse of Lehman Brothers in September; 2) Following the Federal Reserve Board’s announcement to purchase mortgage-backed securities (“MBS”), MBS yields have fallen towards 4% and the 30-year mortgage rate is declining towards the government’s implicit target of 4.5%; and, 3) Spreads on senior AAA tranches of collateralized mortgage-backed securities (“CMBS”) and investment grade bonds have narrowed. We expect the narrowing of credit spreads, which has been slowly developing at the short-end of the curve and in the highest quality instruments, to gradually work its way to longer end of the curve and more long duration assets such as equities. We believe the market, and the Portfolio in particular, is about as attractively valued as we have ever seen it.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings
as of December 31, 2008
(as a percent of net assets)

UnitedHealth Group, Inc.	6.9%
AES Corp.	6.8%
Aetna, Inc.	6.5%
eBay, Inc.	3.8%
Amazon.com, Inc.	3.7%
Time Warner, Inc.	3.6%
Amgen, Inc.	3.5%
CA, Inc.	3.5%
International Business Machines Corp.	3.3%
General Electric Co.	3.3%

Portfolio holdings are subject to change daily.

22

ING Legg Mason Value Portfolio
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2008
			Since Inception		Since Inception		Since Inception		Since Inception
			of Class ADV		of Class I		of Class S		of Class S2
	1 Year	5 Year	April 11, 2005		May 6, 2004		October 2, 2000		September 9, 2002

Class ADV	(55.70)%	—	(17.45)%		—		—		—
Class I	(55.46)%	—	—		(12.38)%		—		—
Class S	(55.45)%	(11.64)%	—		—		(8.51)%		—
Class S2	(55.50)%	(11.78)%	—		—		—		(6.77)%
S&P 500® Index(1)	(37.00)%	(2.19)%	(5.00	)%(2)	(2.36	)%(3)	(3.76	)%(4)	1.71	%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Legg Mason Value Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

(2)	Since inception performance of the index is shown from April 1, 2005.

(3)	Since inception performance of the index is shown from May 1, 2004.

(4)	Since inception performance of the index is shown from October 1, 2000.

(5)	Since inception performance of the index is shown from September 1, 2002.

23

ING Limited Maturity Bond Portfolio
Portfolio Managers’ Report

Investment Type Allocation
as of December 31, 2008
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING Limited Maturity Bond Portfolio (the “Portfolio”) seeks the highest current income consistent with low risk to principal and liquidity. As a secondary objective, the Portfolio seeks to enhance its total return through capital appreciation when market factors, such as falling interest rates and rising bond prices, indicate that capital appreciation may be available without significant risk to principal. The Portfolio is managed by James B. Kauffmann, Portfolio Manager* of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended December 31, 2008, the Portfolio’s Class S shares provided a total return of (0.23)% compared to the Barclays Capital 1-3 Year U.S. Government/Credit Bond Index**(1), which returned 4.97% for the same period.

Portfolio Specifics: Most pundits agree that 2008 was a record-breaking annus horribilis. Global de-leveraging worsened volatility across asset classes, and fixed income was not immune. In December the National Bureau of Economic Research officially declared that the United States has been in recession for a year.

Home prices declined precipitously across major metro areas, foreclosures sky-rocketed and investors largely abandoned the residential mortgage-backed securities (“RMBS”) market. Yields on U.S. Treasuries reached historic lows as investment grade corporate debt spreads widened to a level implying an expected default rate of 30%, which tops the experience of the Great Depression, when corporate defaults totaled about 20%.

Central banks around the globe frantically reduced short-term rates in the face of rapidly deteriorating economic conditions. Fiscal stimulus programs were initiated in most major economies. Here in the U.S. the Federal Open Market Committee reduced the federal funds rate at each meeting, eventually settling at 0.25% by year-end. The Federal Reserve Board (the “Fed”) also indicated it would purchase large quantities of agency debt and mortgage-backed securities to support the mortgage and housing market. As a result, the markets calmed down a bit in the waning days of 2008.

Duration and curve factors were positive during the year, adding about 0.68% to results. In general the Portfolio was positioned with slightly longer duration than the benchmark and was able to benefit from the move in two-year Treasury yields from 3.05% in January 2008 to 0.77% by year-end.

Off-index holdings in securitized bonds were a significant drag on performance, detracting about 1.86% from results. Several RMBS saw significant weakness in the performance of underlying collateral as the housing crisis took hold. Even securities where collateral held up fairly well were subject to severe pricing corrections. Positions in commercial mortgage-backed bonds also underperformed, although the higher quality and shorter duration of the Portfolio’s holdings fared better than the overall sector.

Unprecedented widening in corporate credit spreads — that is, the difference between the yields of corporate bonds and equivalent maturity U.S. Treasury securities — was the main driver of underperformance in the Portfolio in 2008. The Portfolio was overweight corporate credit for most of the period, particularly in the short-end of the credit curve. The short-end of the credit curve was hurt both by inverted credit curves and the higher percentage of financial issuers in that part of the Barclays Capital 1-3 year U.S. Government/Credit Bond Index. Inverted credit curves are rare and occur when the yield on shorter maturity securities are higher than those of longer maturities.

The Portfolio owned many of the banks and financial institutions that struggled in 2008, with the largest underperformers being Lehman Brothers, Washington Mutual, AIG, XL Capital Insurance, Goldman Sachs and the Japanese consumer finance company Aiful. In total, credit exposure cost the Portfolio about 2.65% of return versus the benchmark. The Portfolio was underweight government issuers during the period. Credit did manage positive returns in December, as bonds purchased cheaply in October and November began to recover.

Current Strategy and Outlook: In a deleveraging economy we believe it is prudent to be in the higher end of the capital structure, where debt holders are the beneficiaries of limited cash flows to the detriment of equity holders. We continue to believe that U.S. investment grade credits may be among the most undervalued securities in global capital markets. We suspect that many of the battered sectors of the U.S. fixed income markets may rebound before the economy itself bottoms or before other markets feel maximum pain. Nevertheless, recovering from this massive unwinding of leverage is not likely to be instantaneous, and the key is to carefully acquire undervalued bonds.

A major theme is that we should follow the government. Some of the companies we own, such as large financial institutions, either will have some sort of government support, or their ratings will allow them to sell commercial paper directly to the Fed. Others belong to an extremely important sector of the economy, such as utilities or telecommunications; for example, our holdings in Verizon Communications, Inc. and AT&T Corp.

Our final criterion is we want them to have strong cash flows and balance sheets.

Therefore, we continue to purchase investment grade corporate bonds that are priced for the current recession and related earnings challenges, and that fit our investment themes. We intend to continue purchasing these types of bonds in the new issue market, when possible, because of the currently wide new issue discounts.

The Portfolio maintains a modest exposure to off-index securitized assets. Current discussions in Washington about loan modifications continue to weigh on the non-agency RMBS market. We still believe some, but not all, of these securities are good investments with the potential for solid long term returns. We will continue to trim holdings that we believe have less certain outcomes for investors. We are not expecting to change our exposure to collateralized mortgage-backed securities or asset-backed securities at the current time.

*	Effective January 13, 2009, James Kauffmann was replaced by Chris Diaz, Peter Guan, Michael Hyman and Christine Hurtsellers as co-portfolio managers to the Portfolio.

**	Formerly known as the Lehman Brothers 1-3 year U.S. Government/Credit Bond Index. As of October 31, 2008, all Lehman Brothers indices were renamed: the words “Lehman Brothers” changed to “Barclays Capital.”

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of December 31, 2008
(as a percent of net assets)

U.S. Treasury Note, 1.250%, due 11/30/10	5.0%
Federal Home Loan Mortgage Corporation, 5.250%, due 05/21/09	3.9%
Federal Home Loan Bank, 4.500%, due 10/09/09	2.8%
Federal Home Loan Mortgage Corporation, 5.500%, due 06/15/35	2.0%
U.S. Treasury Note, 2.000%, due 11/30/13	1.9%
Citicorp Mortgage Securities, Inc., 6.000%, due 05/25/37	1.6%
Federal National Mortgage Association, 6.000%, due 05/15/11	1.5%
Treasury Inflation Protected Security, 2.375%, due 04/15/11	1.5%
Telefonica Europe BV, 7.750%, due 09/15/10	1.5%
British Telecommunications PLC, 8.625%, due 12/15/10	1.5%

*	Excludes short-term investments related to ING Institutional Prime Money Market Fund — Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

24

ING Limited Maturity Bond Portfolio
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2008
				Since Inception		Since Inception
				of Classes ADV and S2		of Class I
	1 Year	5 Year	10 Year	April 28, 2006		April 29, 2005

Class ADV	(0.73)%	—	—	2.65%		—
Class I	0.06%	—	—	—		3.14%
Class S	(0.23)%	2.45%	3.97%	—		—
Class S2	(0.29)%	—	—	3.15%		—
Barclays Capital 1-3 Year Government/Credit Bond Index(1)	4.97%	3.81%	4.79%	5.73	%(2)	4.77	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Limited Maturity Bond Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract and/or a variable universal life policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. For variable annuity contracts, please call (800) 992-0180 to get performance through the most recent month end. For variable universal life policies, please log on to www.ing.com/us to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Barclays Capital 1-3 Year U.S. Government/Credit Bond Index is a widely recognized index of publicly issued fixed rate, investment grade debt securities, including Treasuries, Agencies and credit securities with a maturity of one to three years.

(2)	Since inception performance of the index is shown from May 1, 2006.

(3)	Since inception performance of the index is shown from May 1, 2005.

25

ING Lord Abbett Affiliated Portfolio
Portfolio Managers’ Report

Industry Allocation
as of December 31, 2008
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING Lord Abbett Affiliated Portfolio (the ”Portfolio”) seeks long-term growth of capital. Current income is a secondary objective. The Portfolio is managed by Eli M. Salzmann, Partner and Portfolio Manager of Lord, Abbett & Co. LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2008, the Portfolio’s Class S shares, provided a total return of (36.58)% compared to the Russell 1000® Value Index(1), which returned (36.85)% for the same period.

Portfolio Specifics: The Portfolio outperformed the Russell 1000® Value Index for the twelve-month period ended December 31, 2008.

Stock selection within the financial services sector was the largest contributor to relative performance during the period. A key contributor was Wells Fargo & Co., a bank holding company with a sizable residential mortgage business. The company was one of the few financial firms that showed a positive return during a tumultuous year for the financial industry, far outperforming its peers. In the past three quarters it reported better than expected earnings and it raised its dividend. Shares of JPMorgan Chase & Co. held up relatively well during the period as a result of strong earnings and a balance sheet which had fewer write-downs than its peers. Shares of insurance broker AON Corp. held up relatively well during the period as the company reported solid earnings, driven by continued organic brokerage revenue growth and strong consulting results. An accretive acquisition of a global reinsurance broker and a continuing cost reduction program bode well for future earnings gains.

Also contributing to relative performance was stock selection within the materials & processing sector. Agricultural processor Archer-Daniels-Midland Co. rose sharply due to fourth quarter earnings results that far surpassed analysts’ expectations. Fears of a margin squeeze evaporated as corn prices fell dramatically in the second half of the year.

Within the auto & transportation sector, shares of Delta Air Lines, Inc. rose significantly during the fourth quarter. Investors liked the solid growth in the airline’s revenue per available seat mile accompanied by a strategic reduction in capacity and declining fuel costs. Also, during the fourth quarter the airline completed its merger with Northwest Airlines Corp. which should result in operational synergies and geographical diversification.

The Portfolio was, however, negatively impacted by two financial holdings. Meaningful positions in Fannie Mae, held throughout most of the year, were liquidated shortly after the announcement of a U.S. government-induced conservatorship on September 7, 2008. Merrill Lynch suffered a steady but steep decline throughout the period as the firm’s earnings were buffeted by collateralized debt obligation (“CDO”)/subprime mortgage writedowns. At year end, the company was acquired by Bank of America. The Portfolio’s overweight position in the overall financial sector reduced somewhat the benefit of good stock selection.

The Portfolio’s sizeable underweights within the utilities and the integrated oils sectors were the largest detractors from relative performance. Electric utilities performed well in a poor market, and international oil holdings held up even in the face of dramatically lower crude oil prices in the second half of the year.

Current Strategy and Outlook: The financial services sector remains the largest overweight within the Portfolio, after having moved above a market weight in late June. Throughout the fourth quarter, we cautiously and opportunistically added to existing positions in high-quality diversified financial firms, an investment management company and a mortgage real estate investment trust (“REIT”). In the fourth quarter, we increased the consumer discretionary sector from a meaningful to a significant overweight by adding to positions within the retail industry. We believe this will position the Portfolio well, as we believe as the economy begins to bottom and consumer spending starts to increase at some point in 2009.

The utilities sector remains the Portfolio’s largest underweight sector. We believe investors have crowded into this expensive, “safe haven” area because of the poor stock market environment and will be unpleasantly surprised by the lack of upside when the overall market turns more positive. The integrated oils sector also remains a significant underweight. This sector held up well during the quarter, even though crude oil and other energy prices declined sharply. We have difficulty finding attractively valued companies here, as most are over-earning their long term potential by a substantial margin because of the “mini bubble” in energy prices over the past year.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of December 31, 2008
(as a percent of net assets)

Wells Fargo & Co.	5.0%
JPMorgan Chase & Co.	4.8%
Bank of New York Mellon Corp.	4.5%
Merrill Lynch & Co., Inc.	3.4%
Delta Airlines, Inc.	3.3%
Archer-Daniels-Midland Co.	3.2%
General Electric Co.	3.0%
Goldman Sachs Group, Inc.	2.7%
ExxonMobil Corp.	2.7%
Coca-Cola Enterprises, Inc.	2.3%

*	Excludes short-term investments related to ING Institutional Prime Money Market Fund — Class I.

Portfolio holdings are subject to change daily.

26

ING Lord Abbett Affiliated Portfolio
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2008
			Since Inception		Since Inception		Since Inception	Since Inception
			of Class ADV		of Class I		of Class S	of Class S2
	1 Year	5 Year	April 28, 2006		June 24, 2003		February 1, 2000	September 9, 2002

Class ADV	(36.86)%	—	(12.15)%		—		—	—
Class I	(36.39)%	(1.81)%	—		0.86%		—	—
Class S	(36.58)%	(2.07)%	—		—		(0.07)%	—
Class S2	(36.67)%	(2.21)%	—		—		—	2.40%
Russell 1000® Value Index(1)	(36.85)%	(0.79)%	(12.08	)%(2)	2.08	%(3)	1.10%	3.10	%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Lord Abbett Affiliated Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. For variable annuity contracts, please call (800) 992-0180 to get performance through the most recent month end. For variable universal life policies, please log on to www.ing.com/us to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The Russell 1000® Value Index is an unmanaged index that measures the performance of those Russell 1000 securities with lower price-to-book ratios and lower forecasted growth values.

(2)	Since inception performance of the index is shown from May 1, 2006.

(3)	Since inception performance of the index is shown from July 1, 2003.

(4)	Since inception performance of the index is shown from September 1, 2002.

27

ING Multi-Manager International Small Cap Portfolio
Portfolio Managers’ Report

Investment Type Allocation
as of December 31, 2008
(as a percent of net assets)
Portfolio holdings are subject to change.

ING Multi-Manager International Small Cap Portfolio (the “Portfolio”) seeks maximum long-term capital appreciation. The Portfolio is managed by Matthew Dobbs, Portfolio Manager, of Schroders Investment Management North America, Inc. (“Schroders”) and Mark S. Kopinski and Brian Brady, Portfolio Managers, of American Century Global Investment Management, Inc. (“American Century”) — the Sub-Advisers.

Performance: Since the Portfolio’s inception on April 28, 2008 through December 31, 2008 the Portfolio’s Class S shares provided a total return of (46.00)% compared to the MSCI Europe, Australasia, Far East® SmallCap Index (“MSCI EAFE® SmallCap Index”)(1), the Standard & Poor’s Europacific SmallCap Index(2) (“S&P EPAC SmallCap Index”) and the MSCI All Country World (“ACW”) ex US Mid Cap Growth Index(3), which returned (44.77)%, (44.13)% and (47.23)%, respectively, for the period of May 1, 2008 through December 31, 2008.

Portfolio Specifics: Schroders Sleeve* — The period since inception has been tough for equity investors. A tightening of credit, rising risk aversion and faltering economies have impacted equities, particularly smaller companies which are perceived as being more economically sensitive. The scale of declines has undoubtedly been exaggerated by lower liquidity, and some forced selling. The overall decline in the Portfolio has reflected these adverse conditions, but relative performance has been strong due to stock selection in Pacific ex Japan (notably in financials and materials sectors), and in continental Europe, where some of our health care stocks outperformed. Positioning in Japan was the major disappointment due to stock selection shortfalls, and our underweighting of high priced defensives. For the period since inception, the Portfolio outperformed its benchmark, the S&P EPAC SmallCap Index, by approximately 0.80%.

American Century Sleeve* — Rapidly shrinking economies, financial market turmoil, and plummeting commodity prices hammered international small and mid cap equities during 2008. Against this backdrop, the Portfolio underperformed its benchmark, the MSCI All Country World ex US Mid Cap Growth Index, for the period since inception by approximately 0.75%.

More specifically, an overweight position, relative to the benchmark, in the energy sector detracted from performance as oil and natural gas prices fell sharply from summer highs. Accordingly, United Kingdom-based Wellstream Holdings PLC, a flexible pipe supplier to deepwater drillers, ranked among the poorest individual performers. Another laggard was Canadian T-shirt maker Gildan Activewear, Inc., which contended with softening consumer demand.

Solid stock selection in the beleaguered financials sector aided relative returns, as did a stake in railcar manufacturer China South Locomotive & Rolling Stock Corp., which benefited from the Chinese government’s commitment to expanding its rail operations. Japanese furniture retailer Nitori Co. Ltd. also contributed positively to relative returns as a stronger yen reduced its manufacturing costs.

Current Strategy and Outlook: Schroders Sleeve* — We continue to seek companies offering what we believe are superior and visible growth prospects, particularly in view of the economic uncertainties ahead. In terms of the Portfolio positioning, we retain the overweight in smaller Asian markets and broadly neutral in continental European markets, with a bias towards areas such as utilities, energy, healthcare and information technology services. We remain cautious on Japan, where a number of niche specialist industrial, material and information technology stocks form the bulk of our exposure, and on the United Kingdom given a fast deflating real estate bubble, high household indebtedness, and a lack of fiscal options.

American Century Sleeve* — While continued economic woes could lead to further emotion-driven stock market volatility in the near term, we intend to maintain a focus on companies that we believe have a high likelihood of growing earnings and revenues at an improving rate. Where appropriate, we will take advantage of market weaknesses to add to high conviction names.

*	For purposes of these discussions, “the Portfolio” refers to each Sub-Adviser’s respectively managed portion of ING Multi-Manager International SmallCap Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of December 31, 2008
(as a percent of net assets)

Enagas	1.3%
Open Text Corp.	1.1%
VT Group PLC	1.1%
Red Electrica de Espana	1.0%
Agnico-Eagle Mines Ltd.	1.0%
Toyo Suisan Kaisha Ltd.	0.9%
Sonic Healthcare Ltd.	0.9%
Shimano, Inc.	0.9%
BKW FMB Energie AG	0.9%
Imperial Energy Corp. PLC	0.9%

*	Excludes short-term investments related to ING Institutional Prime Money Market Fund — Class I.

Portfolio holdings are subject to change daily.

28

ING Multi-Manager International Small Cap Portfolio
Portfolio Managers’ Report

Cumulative Total Returns for the Periods Ended December 31, 2008
	Since Inception
	of Class ADV, I and S
	April 28, 2008

Class ADV	(46.10)%
Class I	(45.90)%
Class S	(46.00)%
Class S2	(46.00)%
MSCI EAFE® Small Cap Index(1)	(44.77	)%(4)
S&P EPAC SmallCap Index(2)	(44.13	)%(4)
MSCI All Country World ex U.S. Mid Cap Growth Index(3)	(47.23	)%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Multi-Manager International Small Cap Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. For variable annuity contracts, please call (800) 992-0180 to get performance through the most recent month end. For variable universal life policies, please log on to www.ing.com/us to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The MSCI EAFE® Small Cap Index represents 40% of the eligible small-capitalization universe in each industry group of each country represented by the MSCI EAFE® Index.

(2)	The S&P EPAC SmallCap Index (formerly, the S&P/Citigroup EMI EPAC Index) is an unmanaged float-adjusted index which captures the bottom 15% of companies in the developed European and Pacific markets, based on the cumulative market capitalization of each country, within the S&P Global Broad Market Index, which covers all publicly listed equities in 47 countries with a float adjusted market capitalization of US $100 million or greater and a minimum annual trading liquidity of US $50 million.

(3)	The MSCI All Country World ex U.S. Mid Cap Growth Index is a free float-adjusted market capitalization weighted index that is designed to measure the mid-capitalization growth equity market performance of developed and emerging markets.

(4)	Since inception performance of the indices is shown from May 1, 2008.

29

ING PIMCO High Yield Portfolio
Portfolio Managers’ Report

Investment Type Allocation
as of December 31, 2008
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING PIMCO High Yield Portfolio (the “Portfolio”) seeks maximum total return, consistent with the preservation of capital and prudent investment management. The Portfolio is managed by Mark Hudoff, Managing Director and Portfolio Manager, of Pacific Investment Management Company LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2008, the Portfolio’s Class S shares provided a total return of (22.53)% compared to the Merrill Lynch U.S. High Yield, BB-B Rated, 2% Constrained (”Merrill Lynch U.S. High Yield Constrained”) Index(1) and the Merrill Lynch U.S. High Yield BB-B Rated Index(2), which returned (23.31)% and (23.71)% respectively, for the same period.

Portfolio Specifics: Over the 12 months ended December 31, 2008, interest rates fell worldwide and yield curves in the U.S., Europe, and the United Kingdom steepened as investors fled to the safety of government bonds, especially shorter maturities. To forestall a recession and unfreeze credit markets during the early part of the year, the Federal Reserve Board (the “Fed”) continued to ease and reduced the federal funds rate by 200 basis points (or 2.00%) and took several unconventional steps: it made several hundred billion dollars of liquidity facilities available to the financial system against an expanded range of collateral, opened its discount window to investment banks, and arranged the rescue of Bear Stearns. During the year, speculative grade spreads continued to widen, reaching a five-year high, as technicals continued to weigh on the market. However, negative technicals in the high yield market subsided modestly during the middle of the year spurring a low quality rally even as defaults grew.

An underweight to gaming benefited performance — as earnings weakened, leverage remained high, and consumer travel declined — and continued to weigh on the sector. An overweight to the healthcare sector helped returns, which remained quite resilient through the storm of volatility. An underweight to consumer non-cyclicals detracted from returns, which bested the overall market on the backs of strong tobacco, pharmaceuticals, and beverage sector returns. An emphasis on high grade financials was negative for returns throughout most of the year, as unparalleled volatility weighed on all capital markets. However, an allocation to that sector was a strong contributor to performance during the fourth quarter as the federal government pledged to stabilize the financial system. Security selection in the consumer cyclical sector, where auto loans and auto parts/equipment led the broader industry category, was a positive contributor to returns. During the first half of the year, security selection in the telecom sector detracted from returns as integrated service and fixed-line providers underperformed the wireless sector. A focus on select pipeline and exploration/production companies within the energy sector during the early part of the year helped returns.

Current Strategy and Outlook: Given our outlook for negative-to-neutral technicals, relatively strong but deteriorating fundamentals, and attractive valuations, we plan to tread our future course carefully, focusing on high quality credits and defensive sectors, where fundamentals should remain stable. We still favor utilities, where we believe strong balance sheets and high quality assets make the sector attractive. Furthermore, we intend to maintain our focus on the healthcare sector, which we believe benefits from positive demographics, reasonably stable cash flow, and attractive valuations. With a weakening economy, high consumer debt levels, little-to-no access to home equity withdrawals and negative wealth effects from a declining stock market, we are still cautious on consumer cyclicals, such as retail. Looking outside of the traditional high yield market, we plan to maintain our exposure to bank loans, where seniority in the capital structure, lower defaults, and higher recovery rates are attractive. We also plan to continue to hold high grade financials that we believe fall under the “umbrella” of the Fed and other central banks and therefore have potential for recovery once financial and credit markets stabilize.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of December 31, 2008
(as a percent of net assets)

HCA, Inc., 9.250%, due 11/15/16	2.2%
Ford Motor Credit Co., LLC, 8.000%, due 12/15/16	1.5%
Biomet, Inc., 11.625%, due 10/15/17	1.5%
Georgia-Pacific Corp., 8.000%, due 01/15/24	1.4%
Sprint Capital Corp., 6.900%, due 05/01/19	1.3%
Call Swaption OTC-Barclays Bank PLC 3-Month USD-LIBOR-Fund Pays Floating Strike @ 4.750% - Exp 09/08/09	1.3%
Energy Future Holdings, 10.875%, due 11/01/17	1.3%
IRO USD C 4.25% SW2 07/06/09 MYC	1.1%
Wachovia Corp.	1.1%
First Data Corporation, 9.875%, due 09/24/15	1.1%

*	Excludes short-term investments related to securities lending collateral and U.S. government agency obligation.

Portfolio holdings are subject to change daily.

30

ING PIMCO High Yield Portfolio
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2008
		Since Inception		Since Inception		Since Inception		Since Inception
		of Class ADV		of Class I		of Class S		of Class S2
	1 Year	May 22, 2006		April 29, 2005		May 3, 2004		December 29, 2006

Class ADV	(22.84)%	(6.59)%		—		—		—
Class I	(22.37)%	—		(1.92)%		—		—
Class S	(22.53)%	—		—		(0.18)%		—
Class S2	(22.60)%	—		—		—		(10.74)%
Merrill Lynch US High Yield BB-B Rated 2% - Constrained Index(1)	(23.31)%	(6.26	)%(3)	(2.51	)%(4)	(0.69	)%(5)	(11.03	)%(6)
Merrill Lynch US High Yield BB-B Rated Index(2)	(23.71)%	(6.36	)%(3)	(2.45	)%(4)	(0.65	)%(5)	(11.49	)%(6)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING PIMCO High Yield Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The Merrill Lynch U.S. High Yield BB-B Rated 2% - Constrained Index tracks the performance of BB-B rated U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg) does not exceed 2%.

(2)	The Merrill Lynch U.S. High Yield BB-B Rated Index is an unmanaged index of bonds rated BB and B by Moody’s or S&P.

(3)	Since inception performance of the indices is shown from June 1, 2006.

(4)	Since inception performance of the indices is shown from May 1, 2005.

(5)	Since inception performance of the indices is shown from May 1, 2004.

(6)	Since inception performance of the indices is shown from January 1, 2007.

31

ING Pioneer Equity Income Portfolio
Portfolio Managers’ Report

Industry Allocation
as of December 31, 2008
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING Pioneer Equity Income Portfolio (the “Portfolio”) seeks current income and long-term growth of capital from a portfolio consisting primarily of equity securities of U.S. corporations that are expected to produce income. The Portfolio is managed by John A. Carey, Executive Vice President and Portfolio Manager, and Walter Hunnewell, Jr., Vice President and Assistant Portfolio Manager, of Pioneer Investment Management, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2008, the Portfolio’s Class S shares provided a total return of (30.34)% compared to the Russell 1000® Value Index(1) which returned (36.85)% for the same period.

Portfolio Specifics: While a fully invested and well-diversified equity portfolio couldn’t avoid a having negative return in 2008, losing less than the market was possible. Our investment philosophy and disciplines produced an above-benchmark return in 2008. We make no claim to have predicted the past year’s events, nor to have astutely repositioned the Portfolio as events unfolded. In fact, we probably traded somewhat less than usual over the past year. Instead, our investment discipline of sticking to companies financially strong enough to weather unexpected turbulence meant that we didn’t need to trade or reposition the Portfolio very much.

Both sector weighting decisions and bottom-up stock picking contributed to better-than-benchmark returns in 2008. The biggest contributor to performance relative to the benchmark was our strategy in the financials sector. We had correctly underweighted the sector due to concerns which turned out to be all too valid. Our concern also led to better-than benchmark stock-picking results within the sector. We had no exposure to any of the firms whose investors eventually suffered the permanent and complete loss of their capital, avoided or underweighted other detractors, and found good investments in other industries, such as property/casualty insurance.

We also benefited notably from good bottom-up stock-picking in the industrials sector, and achieved better-than index returns in most sectors.

The largest drags on benchmark-relative returns were our below-index weight in the energy sector and above-index weight in the materials sector. While crude oil prices ended the year well below starting prices, the sector still outperformed the broad market. The share prices of mining companies, on the other hand, lagged the broad market as the global economy stalled and commodity prices plunged. The specific stocks we owned outperformed the industry average, however, limiting the drag on returns.

Current Strategy and Outlook: Looking forward, we see the building blocks of an eventual economic recovery being put in place and we see companies engaging in the cost-cutting which we believe will produce strong profit growth when the economy recovers, but there is still little clarity on the timing of the recovery. We see other investors selling defensive names to buy the stocks of deeply troubled companies which appear “cheap.” We are not tempted to follow that strategy, and continue to focus on companies we believe have the balance sheet strength to survive a prolonged recession without relying on government assistance.

We continue to have a below-index exposure to the financials sector, notably de-emphasizing money center banks and Wall Street firms, both because of balance sheet risks and concerns that their earnings power has been permanently impaired. We continue to research potential opportunities in the sector but have not moved yet. We remain overweight materials — both chemical and mining companies while remaining underweight energy, particularly oil producers, although sharply lower commodity and stock prices are, in our opinion, increasing the long-term investment appeal of the energy sector.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings
as of December 31, 2008
(as a percent of net assets)

Questar Corp.	2.6%
Emerson Electric Co.	2.5%
Chubb Corp.	2.5%
Colgate-Palmolive Co.	2.4%
Chevron Corp.	2.4%
Pacific Gas & Electric Co.	2.4%
HJ Heinz Co.	2.3%
NSTAR	2.3%
Paccar, Inc.	2.2%
United Technologies Corp.	2.2%

Portfolio holdings are subject to change daily.

32

ING Pioneer Equity Income Portfolio
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2008
		Since Inception
		of Class ADV, I and S
	1 Year	May 11, 2007

Class ADV	(30.38)%	(23.43)%
Class I	(30.12)%	(23.03)%
Class S	(30.34)%	(23.29)%
Russell 1000® Value Index(1)	(36.85)%	(26.36	)%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Pioneer Equity Income Portfolio against the index indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service provides, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The Russell 1000® Value Index measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values.

(2)	Since inception performance of the index is shown from May 1, 2007.

33

ING Pioneer Fund Portfolio
Portfolio Managers’ Report

Industry Allocation
as of December 31, 2008
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING Pioneer Fund Portfolio (the ”Portfolio”) seeks reasonable income and capital growth. The Portfolio is managed by John A. Carey, Executive Vice President and Portfolio Manager, and Walter Hunnewell, Jr., Vice President and Assistant Portfolio Manager, of Pioneer Investment Management, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2008, the Portfolio’s Class I shares provided a total return of (34.53)% compared to the Standard & Poor’s 500® Composite Stock Price Index(1) (”S&P 500® Index”), which returned (37.00)% for the same period.

Portfolio Specifics: While a fully invested and well-diversified equity portfolio couldn’t avoid a having negative return in 2008, losing less than the market was possible. Our investment philosophy and disciplines produced an above-benchmark return in 2008. We make no claim to have predicted the past year’s events, nor to have astutely repositioned the Portfolio as events unfolded. In fact, we probably traded somewhat less than usual over the past year. Instead, our investment discipline of sticking to companies financially strong enough to weather unexpected turbulence meant that we didn’t need to trade or reposition the Portfolio very much.

While we generally keep sector weights within five percentage points of their weights in the S&P 500® Index to ensure that bottom-up security selection is the dominant driver of long-term performance, our over- and under-weights do reflect broader views on economic and market trends and valuations. Both sector weighting decisions and bottom-up stock picking contributed to better-than-benchmark returns in 2008.

We had entered 2008 more than five percentage points underweighted financials due to concerns which turned out to be all too valid. Our concern also led to better-than benchmark returns within the financials sector in 2008. We had no exposure to any of the firms whose investors eventually suffered the permanent and complete loss of their capital, avoided or underweight other detractors, and found good investments in other industries, such as property/casualty insurance.

The largest drag on returns was the materials sector, where we emphasized mining companies. We thought global demand growth would slow, but did not anticipate the global economy stalling and commodity prices plunging.

An overweight of companies in the industrials sector and underweight of the energy sector didn’t help relative returns in 2008, but bottom-up security selection in the each sector did contribute to relative returns. We largely avoided energy services companies, whose stock prices fell sharply with crude oil prices, and owned railroads which performed relatively well in 2008.

Current Strategy and Outlook: Looking forward, we see the building blocks of an eventual economic recovery being put in place and we see companies engaging in the cost-cutting which will we believe produce strong profit growth when the economy recovers, but there is still little clarity on the timing of the recovery. We see other investors selling defensive names to buy the stocks of deeply troubled companies which appear “cheap.” We are not tempted to follow that strategy, and continue to focus on companies we believe have the balance sheet strength to survive a prolonged recession without relying on government assistance.

We continue to have a below-index exposure to the financials sector, notably de-emphasizing money center banks and Wall Street firms, both because of balance sheet risks and concerns that their earnings power has been permanently impaired. We continue to research potential opportunities in the sector but have not moved yet. We also remain underweight energy, particularly oil producers, but sharply lower commodity and stock prices are, in our opinion, increasing the long-term investment appeal of the sector. No sector is dramatically overweighted.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings
as of December 31, 2008
(as a percent of net assets)

Chevron Corp.	3.9%
Norfolk Southern Corp.	3.0%
Chubb Corp.	2.6%
Becton Dickinson & Co.	2.3%
Hewlett-Packard Co.	2.1%
Colgate-Palmolive Co.	2.1%
PepsiCo, Inc.	1.9%
United Technologies Corp.	1.9%
Abbott Laboratories	1.8%
Paccar, Inc.	1.8%

Portfolio holdings are subject to change daily.

34

ING Pioneer Fund Portfolio
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2008
		Since Inception		Since Inception		Since Inception
		of Class ADV and S2		of Class I		of Class S
	1 Year	December 29, 2006		April 29, 2005		May 3, 2005

Class ADV	(34.98)%	(17.51)%		—		—
Class I	(34.53)%	—		(3.12)%		—
Class S	(34.72)%	—		—		(3.64)%
Class S2	(34.96)%	(17.43)%		—		—
S&P 500® Index(1)	(37.00)%	(18.47	)%(2)	(4.61	)%(3)	(4.61	)%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Pioneer Fund Portfolio against the index indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

(2)	Since inception performance for the index is shown from January 1, 2007.

(3)	Since inception performance for the index is shown from May 1, 2005.

35

ING Stock Index Portfolio
Portfolio Managers’ Report

Industry Allocation
as of December 31, 2008
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING Stock Index Portfolio (the ”Portfolio”) seeks total return. The Portfolio is managed by Omar Aguilar, Ph.D. and Vincent Costa, Portfolio Managers* of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended December 31, 2008, the Portfolio’s Class I shares provided a total return of (37.12)% compared to the Standard & Poor’s 500® Composite Stock Price Index(1) (”S&P 500® Index”), which returned (37.00)% for the same period.

Portfolio Specifics: The Portfolio employs a “passive management” approach designed to track the performance of the S&P 500® Index. The Portfolio attempts to replicate the S&P 500 Index by investing all, or substantially all, of its assets in stocks that make up that S&P 500® Index. The Portfolio may not always hold all of the same securities as the S&P 500® Index.

All the sectors in the index had negative returns during the period with financials, information technology, industrials and energy leading the way down.

Current Strategy and Outlook: Our view is that the decline in economic activity is global. The plunge in Germany’s Ifo Business Climate Index of business confidence and Japan’s Shoko Chukin Bank index of small business confidence, along with sharp declines industrial production, point to a sharp contraction in economic activity in Europe and Japan that could last several quarters.

The challenge to policymakers around the world is to break the cycle by which tighter credit conditions result in an economic contraction, which leads in turn to further losses and tightening in the financial system. In our view, massive fiscal stimulus packages and central bank easing eventually will break that loop, but that has not occurred yet.

While it appears that this recession may be the most severe since that of 1981-82, many of the extreme market movements in October and November reflect de-leveraging by hedge funds and other investors, in our view, rather than an exceptionally pessimistic assessment of the outlook for the global economy.

We believe it is worth remembering that the stock market often retests its lows again before a bear market rally turns into a bull market.

*	Effective January 13, 2009, Mr. Aguilar is no longer a portfolio manager to the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings
as of December 31, 2008
(as a percent of net assets)

ExxonMobil Corp.	5.1%
Procter & Gamble Co.	2.3%
General Electric Co.	2.1%
AT&T, Inc.	2.1%
Johnson & Johnson	2.1%
Chevron Corp.	1.9%
Microsoft Corp.	1.9%
Wal-Mart Stores, Inc.	1.6%
Pfizer, Inc.	1.5%
JPMorgan Chase & Co.	1.5%

Portfolio holdings are subject to change daily.

36

ING Stock Index Portfolio
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2008
		Since Inception		Since Inception		Since Inception
		of Class I		of Class S		of Class S2
	1 Year	May 3, 2004		April 30, 2007		August 1, 2007
Class I	(37.12)%	(2.61)%		—		—
Class S	(37.35)%	—		(24.35)%		—
Class S2	(37.42)%	—		—		(27.74)%
S&P 500® Index(1)	(37.00)%	(2.36	)%(2)	(24.04	)%(3)	(26.92)%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Stock Index Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

(2)	Since inception performance of the index is shown from May 1, 2004.

(3)	Since inception performance of the index is shown from May 1, 2007.

37

ING Templeton Global Growth Portfolio
Portfolio Managers’ Report

Country Allocation
as of December 31, 2008
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING Templeton Global Growth Portfolio (the ”Portfolio”) seeks capital appreciation. Current income is only an incidental consideration. The Portfolio is managed by Cynthia L. Sweeting, CFA, President. The following individuals have secondary portfolio management responsibilities: Tucker Scott, CFA, Executive Vice President and Lisa F. Myers, CFA and Vice President, of Templeton Global Advisors Limited — the Sub-Adviser.

Performance: For the year ended December 31, 2008, the Portfolio’s Class S shares provided a total return of (39.68)% compared to the MSCI World IndexSM(1) which returned (40.71)% for the same period.

Portfolio Specifics: In 2008, global economic and financial market conditions deteriorated markedly. Equities were pummeled by the dramatically accelerating credit market turmoil as the year progressed. Valuation attrition was largely indiscriminate, and all regions and sectors suffered significant absolute losses. The period was divided roughly into two halves — the former marked by seemingly still robust global economic growth, soaring oil and commodity prices and worry over inflation, and the latter by spreading economic recession and the threat of deflation as the credit crisis systemically intensified. During the first half of the reporting period, our value-oriented investment approach ran counter to those market sectors that traded on momentum such as commodities, and our underweighted materials holdings detracted from returns. Later in the review period, however, global demand slackened and as the commodity and oil momentum bubble burst, the Portfolio began to benefit from its underweighting in materials sector stocks. Although the Portfolio performed better than its benchmark, it still experienced absolute losses during the reporting period.

On a country basis, stock selection and underweighting in the U.S. and Japan detracted from performance relative to the MSCI World IndexSM. Stock selection in the consumer discretionary sector hindered relative results, as the sector was pressured by the worst consumer confidence readings in history and significant downward revisions in spending forecasts. Relative Portfolio performance was also hurt by stock selection in the telecommunications sector. In particular, Sprint Nextel Corp. suffered due to subscriber losses, earnings misses, analyst downgrades and concerns that the company may breach debt covenants.

Contributors to relative performance included our European holdings, which, despite losses on an absolute basis, generally declined less than those of the benchmark. By sector, relative Portfolio performance was helped by an overweighted allocation and stock selection in healthcare. U.S. biopharmaceutical company Amgen, Inc. (“Amgen”) was among sector holdings that contributed to performance during the reporting period. Amgen’s stock price rallied as the company’s results beat analysts’ estimates and as the outlook improved for several of its pipeline drugs.

Current Strategy and Outlook: In general, balance sheet strength remains a key factor in how we select stocks given anticipated earnings declines and an unfavorable financing environment. We increased our exposure to health care and pharmaceutical stocks over the past several years as a result of the sectors’ historically high free cash flow yields, low valuations, and the secular long-term revenue growth implications of aging demographics. The information technology sector has been another source of growing conviction and an increasing number of bargain ideas, particularly in the software and services industry. Our research indicates that businesses may look for efficiencies gained through technology as a way to improve profitability in a challenging near-term operating environment. In 2008, we continued to favor select telecommunications firms for their low valuations, high free cash-flow yields, desirable product offerings, and geographically diversified and relatively resilient revenue streams. We also increased our exposure to the consumer discretionary sector even though it was a major detractor during the review period. Although we selectively bought some of the well-capitalized commercial banks that could profit from industry consolidation, we are in no rush to own the sector’s most beleaguered stocks, where we think further dilution is likely.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of December 31, 2008
(as a percent of net assets)

Amgen, Inc.	3.2%
Accenture Ltd.	2.6%
Oracle Corp.	2.5%
Pfizer, Inc.	2.2%
Microsoft Corp.	2.1%
Total SA	2.0%
GlaxoSmithKline PLC.	1.9%
Novartis AG	1.7%
Sanofi-Aventis	1.7%
Comcast Corp. — Class A	1.7%

*	Excludes short-term investments related to U.S. government agency obligations.

Portfolio holdings are subject to change daily.

38

ING Templeton Global Growth Portfolio
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2008
				Since Inception		Since Inception		Since Inception
				of Class ADV		of Class I		of Class S2
	1 Year	5 Year	10 Year	December 29, 2006		April 28, 2006		September 9, 2002

Class ADV	(40.06)%	—	—	(21.73)%		—		—
Class I	(39.57)%	—	—	—		(12.68)%		—
Class S	(39.68)%	(1.69)%	2.07%	—		—		—
Class S2	(39.77)%	(1.85)%	—	—		—		3.97%
MSCI World IndexSM(1)	(40.71)%	(0.51)%	(0.64)%	(19.60	)%(2)	(12.21	)%(3)	3.49	%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Templeton Global Growth Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The MSCI World Indexsm is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand, and the Far East.

(2)	Since inception performance of the index is shown from January 1, 2007.

(3)	Since inception performance of the index is shown from May 1, 2006.

(4)	Since inception performance of the index is shown from September 1, 2002.

39

ING Van Kampen Real Estate Portfolio
Portfolio Managers’ Report

Industry Allocation
as of December 31, 2008
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING Van Kampen Real Estate Portfolio (the “Portfolio”) seeks capital appreciation. Current income is a secondary objective. The Portfolio is managed by Theodore R. Bigman, Managing Director, of Morgan Stanley Investment Management, Inc. (d/b/a Van Kampen) — the Sub-Adviser.

Performance: For the year ended December 31, 2008, the Portfolio’s Class S shares provided a total return of (38.51)% compared to the Dow Jones Wilshire (”DJW”) Real Estate Securities Index(1), which returned (39.83)% for the same period.

Portfolio Specifics: Real estate investment trusts (“REITs”) posted modest gains through September 2008, only to fall significantly in the final quarter of the year, reflecting investor concerns about growing evidence of an economic recession and further deterioration in the financial and credit markets. The profound lack of debt capital and absence of liquidity for assets caused companies to become highly conservative with their capital planning and investors to question the viability of a number of listed property companies facing significant upcoming debt maturities.

Among the major U.S. REIT sectors, the apartment sector significantly outperformed, the office sector modestly underperformed and the retail sector significantly underperformed the benchmark. Apartment stocks appeared to outperform as investors viewed them as marginally safer than other sectors given their favorable operating performance through the third quarter, despite a continued weak employment picture, as well as continued access to debt financing from Fannie Mae and Freddie Mac. The office sector modestly underperformed as investors weighed the benefit of their longer-term lease structure versus the likely negative impact on leasing from continued corporate layoff announcements. The retail sector significantly underperformed as it is expected that weaker retail properties may suffer meaningful occupancy declines due to store closures. The retail sector also includes a number of companies with higher than average leverage and near-term debt maturities, which investors believe will likely be problematic in the current credit environment.

Among the smaller sectors, the storage and health care sectors, which are perceived as defensive in a weak economic environment, significantly outperformed. The hotel REITs significantly underperformed due to a continued weakening of demand. The weakest performer was the industrial sector, as investors became increasingly concerned that the massive global development business platforms for the two largest industrial REITs will be severely impaired in this economic environment and that these companies may face significant refinancing issues.

The Portfolio outperformed its benchmark in the period. Within the Portfolio, bottom-up stock selection contributed and top-down sector allocation modestly contributed to performance. Stock selection was strong in the shopping center, mall, office and apartment sectors; this was partially offset by stock selection in the hotel and industrial sectors. From a top-down perspective, the Portfolio benefited from an overweight to the apartment sector, an underweight to the industrial sector and a higher than average level of cash; this was partially offset by the effects of an underweight to the storage and healthcare sectors and an overweight to the hotel sector.

Current Strategy and Outlook: We have maintained our core investment philosophy as a real estate value investor. This resulted in the ownership of stocks whose share prices we believe provide real estate exposure at the best valuation relative to their underlying asset values. Given the current unprecedented lack of clarity on underlying asset values due to the lack of liquidity for assets, we have favored stocks whose share prices, in our opinion, already more than reflect prospective declines in underlying asset values. In addition, we seek to invest in companies that we believe are well-positioned to weather the current liquidity crisis and have a capital plan that is appropriately conservative due to the uncertain timing of the recovery of the credit markets. Our company-specific research led to an overweighting in the Portfolio to a group of companies that are focused in the ownership of upscale urban hotels and apartment properties and an underweighting to companies concentrated in the ownership of storage, industrial, healthcare and shopping center assets.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings
as of December 31, 2008
(as a percent of net assets)

Simon Property Group, Inc.	7.8%
AvalonBay Communities, Inc.	7.3%
Boston Properties, Inc.	6.6%
Equity Residential	5.9%
Starwood Hotels & Resorts Worldwide, Inc.	5.2%
Regency Centers Corp.	5.0%
Public Storage, Inc.	4.9%
Brookfield Properties Co.	4.6%
Host Hotels & Resorts, Inc.	4.3%
Vornado Realty Trust	4.2%

Portfolio holdings are subject to change daily.

40

ING Van Kampen Real Estate Portfolio
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2008
				Since Inception		Since Inception		Since Inception
				of Class ADV		of Class I		of Class S2
	1 Year	5 Year	10 Year	April 17, 2006		May 19, 2003		September 9, 2002

Class ADV	(38.73)%	—	—	(15.17)%		—		—
Class I	(38.36)%	2.55%	—	—		6.33%		—
Class S	(38.51)%	2.29%	7.73%	—		—		—
Class S2	(38.60)%	2.14%	—	—		—		6.35%
DJW Real Estate Securities Index(1)	(39.83)%	0.62%	7.33%	(17.18	)%(2)	4.38	%(3)	5.07	%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Van Kampen Real Estate Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end. For variable universal life policies, please log on to www.ing.com/us to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The DJW Real Estate Securities Index measures the performance of publicly traded real estate securities, such as Real Estate Investment Trusts (“REITs”) and Real Estate Operating Companies (“REOCs”). The Index is capitalization-weighted.

(2)	Since inception performance of the index is shown from May 1, 2006.

(3)	Since inception performance of the index is shown from June 1, 2003.

(4)	Since inception performance of the index is shown from September 1, 2002.

41

ING VP Index Plus International Equity Portfolio
Portfolio Managers’ Report

Country Allocation
as of December 31, 2008
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING VP Index Plus International Equity Portfolio (the ”Portfolio”) seeks to outperform the total return performance of the Morgan Stanley Capital International Europe Australia and Far East Index(1) (”MSCI EAFE® Index”), while maintaining a market level of risk. The Portfolio is managed by Martin Jansen and Carl Ghielen, Portfolio Managers of ING Investment Management Advisors, B.V. — the Sub-Adviser.

Performance: For the year ended December 31, 2008, the Portfolio’s Class S shares provided a total return of (43.81)% compared to the MSCI EAFE® Index(1), which returned (43.38)% for the same period.

Portfolio Specifics: The ING International Index Plus strategy is designed to add value to the MSCI EAFE® benchmark through bottom-up security selection on the basis of customized sector models, while maintaining approximate benchmark weights of regions/countries, sectors and industries represented in the benchmark. The active risk is substantially controlled by the relatively large number of securities in the portfolio (between 280 and 400). The Portfolio is rebalanced monthly to maintain the desired tilt to stocks ranking well in the individual sectors and industries represented in the benchmark.

The Portfolio underperformed its benchmark for the year as a whole, with the strategy underperforming in the first half of the year and recovering thereafter as the predictive power of the sector models improved considerably. The year was characterized by historically high levels of volatility and dispersion between and within sectors, against the backdrop of unrelenting selling pressure as the global credit crisis worsened and global growth evaporated. The performance deficit is attributable largely to security selection, as by design the country/regional and sector neutral construction of the Portfolio should not add value.

The predictive power of the individual factors included in each of the sector models per region for a particular reporting period substantially determines the stock selection result in each sector and country/region. The negative selection result was substantially attributable to adverse positioning within Europe and developed Asia ex-Japan. Stock selection in Japan contributed modestly to the outcome.

During the year, the selection outcome in the consumer discretionary sector detracted materially from the result, due primarily to an adverse ranking outcome of the valuation factors within Europe. The negative impact was especially large in the automobile manufacturing sub-sector. In information technology, our sector rankings were detrimentally impacted by the growth variables. In industrials, the price/book valuation ratio proved problematic. On the positive side, free cash flow/price helped drive a successful outcome in healthcare. The mix of factors also added modest value in the financials, materials and energy sectors.

Current Strategy and Outlook: By design, the Portfolio maintains approximate benchmark weights of the countries/regions, economic sectors and industries constituting the MSCI EAFE® Index. Stock selection flows from the in-sector/industry ranking models. Portfolio construction and risk control are utilized to ensure the characteristics of the portfolio are within an acceptable band around the benchmark. Our most attractively ranked stocks may have individual overweights of up to 0.50% of their Index weights, while for risk control purposes the maximum allowable underweight per security is set at 0.50%. Within this context, the Portfolio continues to have a modest tilt towards lower valuation.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings
as of December 31, 2008
(as a percent of net assets)

Novartis AG	1.9%
Roche Holding AG	1.8%
Telefonica SA	1.6%
BP PLC	1.6%
Banco Santander Central Hispano SA	1.4%
Nestle SA	1.4%
Total SA	1.3%
Royal Dutch Shell PLC – Class B	1.3%
Nokia OYJ	1.2%
HSBC Holdings PLC	1.2%

Portfolio holdings are subject to change daily.

42

ING VP Index Plus International Equity Portfolio
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2008
		Since Inception		Since Inception		Since Inception
		of Class ADV		of Class I and S		of Class S2
	1 Year	April 12, 2006		July 29, 2005		January 10, 2006

Class ADV*	(44.07)%	(19.43)%		—		—
Class I	(43.73)%	—		(4.78)%		—
Class S	(43.81)%	—		(5.02)%		—
Class S2	(43.90)%	—		—		(10.24)%
MSCI EAFE® Index(1)	(43.38)%	(20.66	)%(2)	(3.47	)%(3)	(7.35	)%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING VP Index Plus International Equity Portfolio against the index indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

*	Class ADV commenced operations on April 12, 2006. On July 11, 2006, all outstanding shares of Class ADV were fully redeemed. On December 20, 2006, Class ADV recommenced operations. The return for Class ADV includes the performance of Class S, adjusted to reflect the higher expenses of Class ADV, for the period of July 12, 2006 to December 19, 2006.

(1)	The MSCI EAFE® Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

(2)	Since inception performance of the index is shown from January 1, 2007.

(3)	Since inception performance of the index is shown from August 1, 2005.

(4)	Since inception performance of the index is shown from January 1, 2006.

43

ING Wells Fargo Small Cap Disciplined Portfolio
Portfolio Managers’ Report

Industry Allocation
as of December 31, 2008
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING Wells Fargo Small Cap Disciplined Portfolio (the ”Portfolio”) seeks long-term capital appreciation. The Portfolio is managed by Robert J. Costomiris, CFA, Managing Director and Senior Portfolio Manager of Wells Capital Management, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2008, the Portfolio’s Class S shares provided a total return of (32.76)% compared to the Russell 2000® Value Index(1) and the Russell 2000® Index(2), which returned (28.92)% and (33.79)%, respectively, for the same period.

Portfolio Specifics: For all the noise and headlines caused by the financial industry during the year, the small cap financial stocks quietly beat the Russell 2000® Value Index. The lack of exposure to the bigger commercial banks, financial services and insurance companies shielded the Russell 2000® Value Index from the brunt of the negative returns experienced by the larger capitalization indices.

Our underweight in the financial sector detracted from performance, but it was stock selection within the group that was the Portfolio’s single largest detractor. Specifically, holdings of Janus Capital Group, Inc. (“Janus”) and Asset Acceptance Capital Corp. (“Asset Acceptance”) negatively impacted performance. The panic of late 2008 took a toll on Janus’ business and stock price, but we believe the company’s ability to provide investment services to their clients has not been permanently impaired and that patience will be rewarded. Asset Acceptance buys bad debt for pennies on the dollar and uses their expertise to collect an amount more than they paid for it. We believe they are well positioned to profit from the current financial events. The financial sector in general was volatile during the year and we took advantage of a third quarter rally to further reduce our underweight position by selling our regional bank holdings, causing the financial sector to continue as our largest underweight position.

Our largest overweight was, and still is, in the information technology sector. The group underperformed the Russell 2000® Value Index and our overweight detracted from performance. However, strong stock selection offset a portion of the allocation impact. Positions in semiconductor equipment manufacturer, Ultratech, Inc., and communications technology designer, Arris Group, Inc., were strong performers.

Unfortunately, stock selection within the consumer discretionary and healthcare sectors detracted from performance. Within consumer discretionary, children’s educational toy maker Leapfrog Enterprises, Inc., negatively impacted performance. The company successfully launched a completely new line of products for the 2008 holiday selling season; however, the stock sold off due to expectations that a sluggish consumer spending environment will offset any positive momentum they might have established. We believe the company has significant brand equity and a solid balance sheet which will allow them to be well positioned when consumer spending accelerates. We remain underweight and selective in the consumer discretionary sector due to general concerns around rising debt during a period of sharp declines in operating margins.

Within healthcare, the largest drag on performance was Hooper Holmes, Inc., a provider of medical examinations to individuals seeking insurance coverage. Their business has struggled due to rising unemployment causing a reduced number of life insurance applicants. The company has brought in new management to restructure the various segments and focus their attention on efficiently operating their core business. During the quarter we sold our position in medical equipment manufacturer Vital Signs, Inc., as the company’s purchase by General Electric Co. was nearing completion. The profits were used to purchase healthcare company Millipore Corp., a market leader in filtration devices for the testing and production of biologics, as well as to opportunistically increase our holdings in the utility and energy sectors.

We have been underweight utilities for several years as the group outperformed, but during the second half we increased our weight with the purchase of Aqua America, Inc. (“Aqua America”), among other names. Utilities, including water utility Aqua America, lagged in the third quarter due to concerns about the high level of debt on the balance sheets. Given our confidence in the stability of cash flows, we were comfortable with the leverage levels and initiated our positions. Similarly, we moved to an overweight in the energy sector with the purchase of integrated oil and gas producer Hess Corp. We believed the company’s stock was selling at an attractive price given the company’s cash flow and exploration pipeline. Stock selection in the energy patch was a bright spot for the portfolio.

Stock selection within our consumer staples overweight also helped performance. The stability of the group’s cash flow drew the attention of investors as the year progressed and top holdings Winn-Dixie Stores, Inc. and Tootsie Roll Industries, Inc. were among our best performers. Over the course of the year, we sold our consumer staples holdings into market strength, but remain overweight the Russell 2000® Value Index.

We used the proceeds from our sale of consumer staple names to increase our position in industrial companies. The industrial sector outperformed the Russell 2000® Value Index causing our overweight position to positively impact performance. During the second half of the year, we drastically increased our already overweight bias in industrial stocks with the purchase of Kennametal, Inc. (“Kennametal”) and Republic Services, Inc. (“Republic Services”). Kennametal manufactures and distributes tools for the mining and energy industries and was selling at an all-time low multiple of cash flow. Republic Services stock dropped after the announcement of their intention to acquire competitor Allied Waste Industries, Inc. However, we believe this transaction will increase rational pricing action in the industry and will ultimately prove to be a very profitable deal for Republic Services and their shareholders. Both Kennametal and Republic Services have solid balance sheets and were selling at multi-year lows.

Current Strategy and Outlook:  We exit 2008 with our largest overweight position in information technology. Industrials took over as our second largest overweight due to the purchases mentioned above. We continue to be heavily underweight the financial sector as we have found few high quality companies trading at reasonable valuations. Additionally, we increased our underweight (reduced our position) in materials and consumer discretionary names due to deteriorating balance sheets.

Heading into 2009, we will consistently execute our process seeking companies with what we believe are solid and understandable assets, manageable debt and credible management teams. We will work to buy the stocks of these companies at attractive prices, often when the companies are temporarily out-of-favor with the market. We believe that our disciplined investment and risk management processes are well-suited for the current market environment.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of December 31, 2008
(as a percent of net assets)

Mastec, Inc.	4.1%
Winn-Dixie Stores, Inc.	3.6%
ATMI, Inc.	3.4%
CRA International, Inc.	3.1%
Intermec, Inc.	2.9%
Fastenal Co.	2.9%
Monster Worldwide, Inc.	2.9%
Noble Energy, Inc.	2.8%
Paychex, Inc.	2.8%
NiSource, Inc.	2.6%

*	Excludes short-term investments related to ING Institutional Prime Money Market Fund — Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

44

ING Wells Fargo Small Cap Disciplined Portfolio
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2008
		Since Inception
		of Class ADV, I, S and S2
	1 Year	November 30, 2005
Class ADV	(32.96)%	(8.99)%
Class I	(32.58)%	(8.51)%
Class S	(32.76)%	(8.75)%
Class S2	(32.86)%	(8.87)%
Russell 2000® Value Index(1)	(28.92)%	(7.52	)%(3)
Russell 2000® Index(2)	(33.79)%	(8.21	)%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Wells Fargo Small Cap Disciplined Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under our annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end. For variable universal life policies, please log on to www.ing.com/us to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The Russell 2000® Value Index is an unmanaged index that measures the performance of those Russell 2000 securities with lower price-to-book ratios and lower forecasted growth values.

(2)	The Russell 2000® Index consists of the smallest 2,000 companies in the Russell 3000® Index. The Russell 3000® Index is an unmanaged Index that measures the performance of 3000 U.S. companies based on total market capitalization.

(3)	Since inception performance of the indices is shown from December 1, 2005.

45

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2008 to December 31, 2008. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your annuity contract. Expenses would have been higher if such charges were included.

Actual Expenses

The first section of the table shown, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning	Ending		Expenses Paid	Beginning	Ending		Expenses Paid
	Account	Account		During the	Account	Account		During the
	Value	Value	Annualized	Period Ended	Value	Value	Annualized	Period Ended
	July 1,	December 31,	Expense	December 31,	July 1,	December 31,	Expense	December 31,
	2008	2008	Ratio	2008*	2008	2008	Ratio	2008*

ING BlackRock Large Cap Growth Portfolio

Class ADV	$1,000.00	$703.10	1.26%	$5.39	$1,000.00	$1,018.80	1.26%	$6.39
Class I	1,000.00	704.50	0.66	2.83	1,000.00	1,021.82	0.66	3.35
Class S	1,000.00	704.20	0.91	3.90	1,000.00	1,020.56	0.91	4.62
Class S2	1,000.00	702.80	1.06	4.54	1,000.00	1,019.81	1.06	5.38
ING BlackRock Large Cap Value Portfolio

Class ADV	1,000.00	736.40	1.34	5.85	1,000.00	1,018.40	1.34	6.80
Class I	1,000.00	738.90	0.74	3.23	1,000.00	1,021.42	0.74	3.76
Class S	1,000.00	738.40	0.99	4.33	1,000.00	1,020.16	0.99	5.03
Class S2	1,000.00	737.30	1.14	4.98	1,000.00	1,019.41	1.14	5.79

*	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half-year.

46

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning	Ending		Expenses Paid	Beginning	Ending		Expenses Paid
	Account	Account		During the	Account	Account		During the
	Value	Value	Annualized	Period Ended	Value	Value	Annualized	Period Ended
	July 1,	December 31,	Expense	December 31,	July 1,	December 31,	Expense	December 31,
	2008	2008	Ratio	2008*	2008	2008	Ratio	2008*

ING Evergreen Omega Portfolio

Class ADV	$1,000.00	$796.30	1.20%	$5.42	$1,000.00	$1,019.10	1.20%	$6.09
Class I	1,000.00	798.50	0.60	2.71	1,000.00	1,022.12	0.60	3.05
Class S	1,000.00	797.40	0.85	3.84	1,000.00	1,020.86	0.85	4.32
Class S2	1,000.00	797.60	1.00	4.52	1,000.00	1,020.11	1.00	5.08
ING Focus 5 Portfolio

Class ADV	1,000.00	649.60	0.99	4.11	1,000.00	1,020.16	0.99	5.03
Class I	1,000.00	652.70	0.39	1.62	1,000.00	1,023.18	0.39	1.98
Class S	1,000.00	651.40	0.64	2.66	1,000.00	1,021.92	0.64	3.25
ING Franklin Income Portfolio

Class ADV	1,000.00	736.80	1.34	5.85	1,000.00	1,018.40	1.34	6.80
Class I	1,000.00	741.80	0.74	3.24	1,000.00	1,021.42	0.74	3.76
Class S	1,000.00	742.00	0.99	4.34	1,000.00	1,020.16	0.99	5.03
Class S2	1,000.00	741.40	1.14	4.99	1,000.00	1,019.41	1.14	5.79
ING Franklin Mutual Shares Portfolio

Class ADV	1,000.00	733.60	1.38	6.01	1,000.00	1,018.20	1.38	7.00
Class I	1,000.00	736.60	0.78	3.40	1,000.00	1,021.22	0.78	3.96
Class S	1,000.00	735.70	1.03	4.49	1,000.00	1,019.96	1.03	5.23
ING International Growth Opportunities Portfolio

Class ADV	1,000.00	534.40	1.65	6.36	1,000.00	1,016.84	1.65	8.36
Class I	1,000.00	537.90	1.05	4.06	1,000.00	1,019.86	1.05	5.33
Class S	1,000.00	536.70	1.30	5.02	1,000.00	1,018.60	1.30	6.60
Class S2	1,000.00	535.00	1.45	5.59	1,000.00	1,017.85	1.45	7.35
ING JPMorgan Small Cap Core Equity Portfolio

Class ADV	1,000.00	747.70	1.46	6.41	1,000.00	1,017.80	1.46	7.41
Class I	1,000.00	749.20	0.86	3.78	1,000.00	1,020.81	0.86	4.37
Class S	1,000.00	748.50	1.11	4.88	1,000.00	1,019.56	1.11	5.63
Class S2	1,000.00	748.00	1.26	5.54	1,000.00	1,018.80	1.26	6.39
ING JPMorgan Value Opportunities Portfolio

Class ADV	1,000.00	723.60	1.13	4.90	1,000.00	1,019.46	1.13	5.74
Class I	1,000.00	725.70	0.53	2.30	1,000.00	1,022.47	0.53	2.69
Class S	1,000.00	724.70	0.78	3.38	1,000.00	1,021.22	0.78	3.96
Class S2	1,000.00	725.00	0.93	4.03	1,000.00	1,020.46	0.93	4.72
ING Legg Mason Value Portfolio

Class ADV	1,000.00	610.90	1.34	5.43	1,000.00	1,018.40	1.34	6.80
Class I	1,000.00	612.80	0.74	3.00	1,000.00	1,021.42	0.74	3.76
Class S	1,000.00	613.10	0.99	4.01	1,000.00	1,020.16	0.99	5.03
Class S2	1,000.00	613.00	1.14	4.62	1,000.00	1,019.41	1.14	5.79
ING Limited Maturity Bond Portfolio

Class ADV	1,000.00	973.20	0.87	4.32	1,000.00	1,020.76	0.87	4.42
Class I	1,000.00	976.80	0.27	1.34	1,000.00	1,023.78	0.27	1.37
Class S	1,000.00	975.70	0.52	2.58	1,000.00	1,022.52	0.52	2.64
Class S2	1,000.00	975.10	0.67	3.33	1,000.00	1,021.77	0.67	3.40

*	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half-year.

47

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning	Ending		Expenses Paid	Beginning	Ending		Expenses Paid
	Account	Account		During the	Account	Account		During the
	Value	Value	Annualized	Period Ended	Value	Value	Annualized	Period Ended
	July 1,	December 31,	Expense	December 31,	July 1,	December 31,	Expense	December 31,
	2008	2008	Ratio	2008*	2008	2008	Ratio	2008*

ING Lord Abbett Affiliated Portfolio

Class ADV	$1,000.00	$743.40	1.35%	$5.92	$1,000.00	$1,018.35	1.35%	$6.85
Class I	1,000.00	746.20	0.75	3.29	1,000.00	1,021.37	0.75	3.81
Class S	1,000.00	744.60	1.00	4.39	1,000.00	1,020.11	1.00	5.08
Class S2	1,000.00	744.30	1.15	5.04	1,000.00	1,019.36	1.15	5.84
ING Multi-Manager International Small Cap Portfolio

Class ADV	1,000.00	560.30	1.82	7.14	1,000.00	1,015.99	1.82	9.22
Class I	1,000.00	561.80	1.22	4.79	1,000.00	1,019.00	1.22	6.19
Class S	1,000.00	561.30	1.47	5.77	1,000.00	1,017.75	1.47	7.46
Class S2	1,000.00	560.70	1.62	6.36	1,000.00	1,016.99	1.62	8.21
ING PIMCO High Yield Portfolio

Class ADV	1,000.00	788.40	1.09	4.90	1,000.00	1,019.66	1.09	5.53
Class I	1,000.00	790.90	0.49	2.21	1,000.00	1,022.67	0.49	2.49
Class S	1,000.00	790.20	0.74	3.33	1,000.00	1,021.42	0.74	3.76
Class S2	1,000.00	789.80	0.89	4.00	1,000.00	1,020.66	0.89	4.52
ING Pioneer Equity Income Portfolio

Class ADV	1,000.00	753.70	1.29	5.69	1,000.00	1,018.65	1.29	6.55
Class I	1,000.00	752.90	0.69	3.04	1,000.00	1,021.67	0.69	3.51
Class S	1,000.00	752.40	0.94	4.14	1,000.00	1,020.41	0.94	4.77
ING Pioneer Fund Portfolio

Class ADV	1,000.00	723.50	1.29	5.59	1,000.00	1,018.65	1.29	6.55
Class I	1,000.00	725.90	0.69	2.99	1,000.00	1,021.67	0.69	3.51
Class S	1,000.00	724.60	0.94	4.07	1,000.00	1,020.41	0.94	4.77
Class S2	1,000.00	723.60	1.09	4.72	1,000.00	1,019.66	1.09	5.53
ING Stock Index Portfolio

Class I	1,000.00	715.10	0.26	1.12	1,000.00	1,023.83	0.26	1.32
Class S	1,000.00	713.30	0.51	2.20	1,000.00	1,022.57	0.51	2.59
Class S2	1,000.00	713.20	0.66	2.84	1,000.00	1,021.82	0.66	3.35
ING Templeton Global Growth Portfolio

Class ADV	1,000.00	696.00	1.49	6.35	1,000.00	1,017.65	1.49	7.56
Class I	1,000.00	699.10	0.89	3.80	1,000.00	1,020.66	0.89	4.52
Class S	1,000.00	698.30	1.14	4.87	1,000.00	1,019.41	1.14	5.79
Class S2	1,000.00	698.10	1.29	5.51	1,000.00	1,018.65	1.29	6.55
ING Van Kampen Real Estate Portfolio

Class ADV	1,000.00	639.60	1.24	5.11	1,000.00	1,018.90	1.24	6.29
Class I	1,000.00	641.60	0.64	2.64	1,000.00	1,021.92	0.64	3.25
Class S	1,000.00	640.80	0.89	3.67	1,000.00	1,020.66	0.89	4.52
Class S2	1,000.00	640.20	1.04	4.29	1,000.00	1,019.91	1.04	5.28
ING VP Index Plus International Equity Portfolio

Class ADV	1,000.00	638.50	1.20	4.94	1,000.00	1,019.10	1.20	6.09
Class I	1,000.00	639.90	0.60	2.47	1,000.00	1,022.12	0.60	3.05
Class S	1,000.00	639.90	0.85	3.50	1,000.00	1,020.86	0.85	4.32
Class S2	1,000.00	639.60	1.00	4.12	1,000.00	1,020.11	1.00	5.08

*	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half-year.

48

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning	Ending		Expenses Paid	Beginning	Ending		Expenses Paid
	Account	Account		During the	Account	Account		During the
	Value	Value	Annualized	Period Ended	Value	Value	Annualized	Period Ended
	July 1,	December 31,	Expense	December 31,	July 1,	December 31,	Expense	December 31,
	2008	2008	Ratio	2008*	2008	2008	Ratio	2008*

ING Wells Fargo Small Cap Disciplined Portfolio

Class ADV	$1,000.00	$769.10	1.47%	$6.54	$1,000.00	$1,017.75	1.47%	$7.46
Class I	1,000.00	770.80	0.87	3.87	1,000.00	1,020.76	0.87	4.42
Class S	1,000.00	770.00	1.12	4.98	1,000.00	1,019.51	1.12	5.69
Class S2	1,000.00	769.10	1.27	5.65	1,000.00	1,018.75	1.27	6.44

*	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half-year.

49

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees
ING Investors Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of ING BlackRock Large Cap Growth Portfolio, ING BlackRock Large Cap Value Portfolio, ING Evergreen Omega Portfolio, ING Focus 5 Portfolio, ING Franklin Income Portfolio, ING Franklin Mutual Shares Portfolio, ING International Growth Opportunities Portfolio, ING JPMorgan Small Cap Core Equity Portfolio, ING JPMorgan Value Opportunities Portfolio, ING Legg Mason Value Portfolio, ING Limited Maturity Bond Portfolio, ING Lord Abbett Affiliated Portfolio, ING Multi-Manager International Small Cap Portfolio, ING PIMCO High Yield Portfolio, ING Pioneer Equity Income Portfolio, ING Pioneer Fund Portfolio, ING Stock Index Portfolio, ING Templeton Global Growth Portfolio, ING Van Kampen Real Estate Portfolio, ING VP Index Plus International Equity Portfolio, and ING Wells Fargo Small Cap Disciplined Portfolio, each a series of ING Investors Trust, Inc., as of December 31, 2008, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolios of ING Investors Trust as of December 31, 2008, and the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 27, 2009

50

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2008

	ING	ING
	BlackRock	BlackRock	ING
	Large Cap	Large Cap	Evergreen	ING
	Growth	Value	Omega	Focus 5
	Portfolio	Portfolio	Portfolio	Portfolio

ASSETS:
Investments in securities at value+*	$247,493,666	$145,431,250	$128,515,020	$125,734,233
Short-term investments**	2,841,660	980,711	—	—
Short-term investments in affiliates****	476,948	646,525	5,938,139	—
Cash	—	—	—	2,364,644
Cash collateral for futures	—	—	—	282,700
Foreign currencies at value***	—	—	—	101,069
Receivables:
Investment securities sold	63,552,187	21,014,533	921,399	82,639,329
Fund shares sold	597,416	48,682	15,715	4,949,376
Dividends and interest	276,062	161,592	205,028	246,113
Variation margin	—	—	—	19,819
Prepaid expenses	1,544	613	699	—
Reimbursement due from manager	28,186	—	—	22,531

Total assets	315,267,669	168,283,906	135,596,000	216,359,814

LIABILITIES:
Payable for investment securities purchased	64,040,925	21,703,551	5,376,678	84,105,421
Payable for fund shares redeemed	131,301	170,019	185,620	—
Payable upon receipt of securities loaned	2,935,376	1,057,200	—	—
Payable to affiliates	184,780	92,789	63,669	69,748
Payable for trustee fees	—	—	—	2,583
Other accrued expenses and liabilities	—	—	—	52,301

Total liabilities	67,292,382	23,023,559	5,625,967	84,230,053

NET ASSETS	$247,975,287	$145,260,347	$129,970,033	$132,129,761

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$402,185,391	$209,711,355	$161,698,065	$220,498,905
Undistributed net investment income (distributions in excess of net investment income)	1,265,636	1,768,604	1,410,054	(19,109)
Accumulated net realized loss on investments, foreign currency related transactions, and futures	(107,529,124)	(37,680,507)	(1,318,884)	(64,767,755)
Net unrealized depreciation on investments, foreign currency related transactions, and futures	(47,946,616)	(28,539,105)	(31,819,202)	(23,582,280)

NET ASSETS	$247,975,287	$145,260,347	$129,970,033	$132,129,761

+ Including securities loaned at value	$2,923,451	$1,045,478	$—	$—
* Cost of investments in securities	$295,352,665	$173,893,866	$160,334,222	$149,373,971
** Cost of short-term investments	$2,935,376	$1,057,200	$—	$—
*** Cost of foreign currencies	$—	$—	$—	$97,918
**** Cost of short-term investment in affiliates	$476,948	$646,525	$5,938,139	$—

See Accompanying Notes to Financial Statements

51

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2008 (continued)

	ING	ING
	BlackRock	BlackRock	ING
	Large Cap	Large Cap	Evergreen	ING
	Growth	Value	Omega	Focus 5
	Portfolio	Portfolio	Portfolio	Portfolio

Class ADV:
Net assets	$2,962,196	$645	$702	$584
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	454,513	76	88	101
Net asset value and redemption price per share	$6.52	$8.46	$8.01	$5.78
Class I:
Net assets	$137,725,394	$112,925,205	$120,011,776	$92,768
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	20,611,804	13,131,272	14,654,110	16,061
Net asset value and redemption price per share	$6.68	$8.60	$8.19	$5.78
Class S:
Net assets	$104,113,909	$30,121,974	$9,155,691	$132,036,409
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	15,657,924	3,512,251	1,124,428	22,844,491
Net asset value and redemption price per share	$6.65	$8.58	$8.14	$5.78
Class S2:
Net assets	$3,173,788	$2,212,523	$801,864	n/a
Shares authorized	unlimited	unlimited	unlimited	n/a
Par value	$0.001	$0.001	$0.001	n/a
Shares outstanding	483,633	259,369	99,002	n/a
Net asset value and redemption price per share	$6.56	$8.53	$8.10	n/a

See Accompanying Notes to Financial Statements

52

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2008

		ING	ING	ING
	ING	Franklin	International	JPMorgan
	Franklin	Mutual	Growth	Small Cap
	Income	Shares	Opportunities	Core Equity
	Portfolio	Portfolio	Portfolio	Portfolio

ASSETS:
Investments in securities at value+*	$482,931,524	$318,873,052	$61,966,233	$276,729,450
Short-term investments**	13,221,018	29,912,690	4,228,171	24,586,848
Short-term investments in affiliates****	—	—	—	8,209,275
Short-term investments at amortized cost	—	19,547,698	—	—
Cash	76,289,999	11,902,153	—	91,020
Foreign currencies at value***	515	965,063	2,517,535	—
Receivables:
Investment securities sold	67,336	2,836,188	—	53,767
Fund shares sold	1,166,614	2,396,160	786,970	105,734
Dividends and interest	9,088,960	848,113	366,744	324,399
Variation margin	—	—	—	82,940
Unrealized appreciation on forward foreign currency contracts	—	5,095,426	—	—
Prepaid expenses	2,243	1,302	997	1,418
Reimbursement due from manager	39,497	—	—	—

Total assets	582,807,706	392,377,845	69,866,650	310,184,851

LIABILITIES:
Payable for investment securities purchased	95,520	4,927,135	1,297,378	495,790
Payable for fund shares redeemed	666,621	69	—	1,083,933
Payable upon receipt of securities loaned	13,273,469	—	4,245,093	24,909,002
Unrealized depreciation on forward foreign currency contracts	—	4,988,006	—	—
Payable to affiliates	394,622	270,620	64,138	232,471
Payable to custodian due to bank overdraft	—	—	191,454	—
Payable for trustee fees	5,034	—	—	—
Other accrued expenses and liabilities	73,707	—	—	—
Written optionsˆ	—	9,578	—	—

Total liabilities	14,508,973	10,195,408	5,798,063	26,721,196

NET ASSETS	$568,298,733	$382,182,437	$64,068,587	$283,463,655

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$805,345,589	$602,787,888	$126,251,954	$400,706,048
Undistributed net investment income	43,997,921	448,257	1,219,403	1,536,971
Accumulated net realized loss on investments, foreign currency related transactions, futures, and written options	(59,310,139)	(49,738,637)	(25,573,883)	(6,758,248)
Net unrealized depreciation on investments, foreign currency related transactions, futures, and written options	(221,734,638)	(171,315,071)	(37,828,887)	(112,021,116)

NET ASSETS	$568,298,733	$382,182,437	$64,068,587	$283,463,655

+ Including securities loaned at value	$13,044,031	$—	$4,075,060	$24,682,208
* Cost of investments in securities	$704,614,114	$490,528,589	$99,808,417	$388,610,290
** Cost of short-term investments	$13,273,469	$29,689,148	$4,245,093	$24,909,002
*** Cost of foreign currencies	$305	$965,034	$2,501,254	$—
ˆ Premiums received on written options	$—	$32,658	$—	$—
**** Cost of short-term investments in affiliates	$—	$—	$—	$8,209,275

See Accompanying Notes to Financial Statements

53

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2008 (continued)

		ING	ING	ING
	ING	Franklin	International	JPMorgan
	Franklin	Mutual	Growth	Small Cap
	Income	Shares	Opportunities	Core Equity
	Portfolio	Portfolio	Portfolio	Portfolio

Class ADV:
Net assets	$703	$578	$3,269	$1,618,752
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	93	101	969	195,382
Net asset value and redemption price per share	$7.58	$5.73	$3.37	$8.29
Class I:
Net assets	$252,263,853	$229,057,299	$989,581	$113,694,354
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	32,874,403	39,991,842	288,749	13,435,386
Net asset value and redemption price per share	$7.67	$5.73	$3.43	$8.46
Class S:
Net assets	$310,156,417	$153,124,560	$58,618,327	$138,139,177
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	40,565,935	26,723,938	17,063,302	16,443,702
Net asset value and redemption price per share	$7.65	$5.73	$3.44	$8.40
Class S2:
Net assets	$5,877,760	n/a	$4,457,410	$30,011,372
Shares authorized	unlimited	n/a	unlimited	unlimited
Par value	$0.001	n/a	$0.001	$0.001
Shares outstanding	770,150	n/a	1,305,707	3,603,076
Net asset value and redemption price per share	$7.63	n/a	$3.41	$8.33

See Accompanying Notes to Financial Statements

54

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2008

	ING		ING
	JPMorgan	ING	Limited	ING
	Value	Legg Mason	Maturity	Lord Abbett
	Opportunities	Value	Bond	Affiliated
	Portfolio	Portfolio	Portfolio	Portfolio

ASSETS:
Investments in securities at value+*	$239,074,907	$146,884,692	$369,955,681	$136,092,647
Short-term investments**	—	—	33,361,830	285,614
Short-term investments in affiliates***	2,546,047	—	48,656,000	3,471,439
Short-term investments at amortized cost	—	—	2,582,000	—
Cash	—	10,242,960	20,749	—
Cash collateral for futures	—	—	1,027,594	—
Receivables:
Investment securities sold	—	1,103,309	116	1,893,846
Fund shares sold	200,940	6,385,578	62,976	57,354
Dividends and interest	551,611	179,493	4,166,924	233,670
Variation margin	—	—	196,454	—
Unrealized appreciation on swap agreements	—	—	405,093	—
Prepaid expenses	1,399	3,319	2,514	951
Reimbursement due from manager	10,701	23,438	—	—

Total assets	242,385,605	164,822,789	460,437,931	142,035,521

LIABILITIES:
Payable for investment securities purchased	—	3,397,738	5,154,881	468,834
Payable for fund shares redeemed	77,562	16,779	2,137,459	11,414
Payable for futures variation margin	—	—	65,723	—
Payable upon receipt of securities loaned	—	—	33,531,436	313,604
Payable to affiliates	100,719	129,752	133,240	99,364
Payable for trustee fees	4,813	—	—	—
Other accrued expenses and liabilities	54,790	—	—	—

Total liabilities	237,884	3,544,269	41,022,739	893,216

NET ASSETS	$242,147,721	$161,278,520	$419,415,192	$141,142,305

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$406,787,765	$492,533,236	$416,506,854	$225,816,653
Undistributed net investment income	283,169	3,751,056	21,928,606	149,286
Accumulated net realized gain (loss) on investments, foreign currency related transactions, futures, and swaps	(79,277,383)	(212,770,631)	1,055,582	(40,687,775)
Net unrealized depreciation on investments, foreign currency related transactions, futures, and swaps	(85,645,830)	(122,235,141)	(20,075,850)	(44,135,859)

NET ASSETS	$242,147,721	$161,278,520	$419,415,192	$141,142,305

+ Including securities loaned at value	$—	$—	$32,922,309	$305,536
* Cost of investments in securities	$324,720,737	$269,119,833	$390,609,952	$180,200,516
** Cost of short-term investments	$—	$—	$33,531,436	$313,604
*** Cost of short-term investments in affiliates	$2,546,047	$—	$48,656,000	$3,471,439

See Accompanying Notes to Financial Statements

55

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2008 (continued)

	ING	ING	ING	ING
	JPMorgan	Legg	Limited	Lord
	Value	Mason	Maturity	Abbett
	Opportunities	Value	Bond	Affiliated
	Portfolio	Portfolio	Portfolio	Portfolio

Class ADV:
Net assets	$11,528	$1,616,267	$969	$519
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	1,951	484,819	95	80
Net asset value and redemption price per share	$5.91	$3.33	$10.19	$6.49
Class I:
Net assets	$218,059,380	$12,536,394	$213,975,346	$78,882,233
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	36,704,178	3,671,554	20,805,431	12,087,470
Net asset value and redemption price per share	$5.94	$3.41	$10.28	$6.53
Class S:
Net assets	$23,387,065	$137,402,240	$205,437,901	$60,368,491
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	3,910,119	40,536,967	19,925,110	9,190,027
Net asset value and redemption price per share	$5.98	$3.39	$10.31	$6.57
Class S2:
Net assets	$689,748	$9,723,619	$976	$1,891,062
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	115,781	2,896,290	95	289,236
Net asset value and redemption price per share	$5.96	$3.36	$10.27	$6.54

See Accompanying Notes to Financial Statements

56

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2008

	ING		ING
	Multi-Manager	ING	Pioneer	ING
	International	PIMCO	Equity	Pioneer
	Small Cap	High Yield	Income	Fund
	Portfolio	Portfolio	Portfolio	Portfolio

ASSETS:
Investments in securities at value+*	$116,254,199	$716,443,163	$115,200,441	$71,430,299
Short-term investments**	—	18,846,027	—	—
Short-term investments in affiliates****	3,107,124	—	2,449,281	1,202,716
Short-term investments at amortized cost	—	86,076,823	—	—
Cash	1,436,005	2,295,580	—	3,017
Foreign currencies at value***	1,584,276	90,514	—	—
Receivables:
Investment securities sold on a delayed-delivery or when-issued basis	—	169,917,422	—	—
Investment securities sold	16,523	7,255	—	16,673
Fund shares sold	189,045	343,101	148,732	49,714
Dividends and interest	194,796	16,793,607	439,676	178,386
Unrealized appreciation on forward foreign currency contracts	—	697,505	—	—
Upfront payments made on swap agreements	—	6,349,974	—	—
Unrealized appreciation on swap agreements	—	13,838,759	—	—
Prepaid expenses	10,899	2,263	606	469
Reimbursement due from manager	49,749	—	15,208	2,362

Total assets	122,842,616	1,031,701,993	118,253,944	72,883,636

LIABILITIES:
Payable for investment securities purchased on a delayed-delivery or when-issued basis	—	167,096,875	—	—
Payable for investment securities purchased	4,023	513,944	1,689,838	367,549
Payable for terminated investment contracts	—	318,570	—	—
Payable for fund shares redeemed	13,351	4,932,449	—	8,428
Payable for collateral received from counterparties	—	2,480,000	—	—
Payable upon receipt of securities loaned	—	16,100,822	—	—
Unrealized depreciation on forward foreign currency contracts	—	5,671,318	—	—
Upfront payments received on swap agreements	—	2,961,763	—	—
Unrealized depreciation on swap agreements	—	31,251,555	—	—
Income distribution payable	—	16	—	—
Payable to affiliates	109,580	410,191	70,489	53,822
Payable for trustee fees	2,438	—	8,052	—
Other accrued expenses and liabilities	103,314	—	29,424	—
Written optionsˆ	—	35,620,906	—	—

Total liabilities	232,706	267,358,409	1,797,803	429,799

NET ASSETS	$122,609,910	$764,343,584	$116,456,141	$72,453,837

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$209,464,029	$994,928,397	$175,462,547	$97,260,874
Undistributed net investment income (distributions in excess of net investment income)	801,434	7,645,963	—	(149)
Accumulated net realized loss on investments, foreign currency related transactions, swaps, written options, and sales commitments	(49,041,922)	(25,101,149)	(19,391,469)	(6,382,299)
Net unrealized depreciation on investments, foreign currency related transactions, swaps, and written options	(38,613,631)	(213,129,627)	(39,614,937)	(18,424,589)

NET ASSETS	$122,609,910	$764,343,584	$116,456,141	$72,453,837

+ Including securities loaned at value	$—	$15,937,882	$—	$—
* Cost of investments in securities	$154,842,790	$877,610,464	$154,815,378	$89,854,801
** Cost of short-term investments	$—	$19,464,112	$—	$—
*** Cost of foreign currencies	$1,605,185	$86,688	$—	$—
ˆ Premiums received on written options	$—	$6,689,033	$—	$—
**** Cost of short-term investments in affiliates	$3,107,124	$—	$2,449,281	$1,202,716

See Accompanying Notes to Financial Statements

57

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2008 (continued)

	ING
	Multi-Manager	ING	ING	ING
	International	PIMCO	Pioneer	Pioneer
	Small Cap	High Yield	Equity Income	Fund
	Portfolio	Portfolio	Portfolio	Portfolio

Class ADV:
Net assets	$1,624	$210,680	$630	$630
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	301	30,055	102	79
Net asset value and redemption price per share	$5.39	$7.01	$6.18	$7.93
Class I:
Net assets	$119,794,029	$405,134,048	$116,454,891	$23,411,428
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	22,129,004	57,751,681	18,895,872	2,956,449
Net asset value and redemption price per share	$5.41	$7.02	$6.16	$7.92
Class S:
Net assets	$2,812,631	$358,998,160	$620	$49,041,149
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	520,440	51,173,222	101	6,183,391
Net asset value and redemption price per share	$5.40	$7.02	$6.14	$7.93
Class S2:
Net assets	$1,626	$696	n/a	$630
Shares authorized	unlimited	unlimited	n/a	unlimited
Par value	$0.001	$0.001	n/a	$0.001
Shares outstanding	301	99	n/a	79
Net asset value and redemption price per share	$5.40	$7.02	n/a	$7.93

See Accompanying Notes to Financial Statements

58

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2008

	ING	ING	ING
	Stock	Templeton	Van Kampen
	Index	Global Growth	Real Estate
	Portfolio	Portfolio	Portfolio

ASSETS:
Investments in securities at value+*	$352,209,774	$411,024,020	$683,673,349
Short-term investments**	3,958,986	4,956,759	6,859,046
Short-term investments in affiliates****	4,940,000	—	11,612,622
Short-term investments at amortized cost	2,198,000	49,999,997	—
Cash	381	12,816,439	509,684
Cash collateral for futures	990,000	—	—
Foreign currencies at value***	—	294,017	479
Receivables:
Investment securities sold	309,916	—	3,031,645
Fund shares sold	407,238	2,656,316	7,322,104
Dividends and interest	800,423	955,800	8,049,198
Variation margin	119,000	—	—
Prepaid expenses	1,644	2,215	3,343

Total assets	365,935,362	482,705,563	721,061,470

LIABILITIES:
Payable for investment securities purchased	547,669	—	—
Payable for fund shares redeemed	505,637	11,341	74,155
Payable upon receipt of securities loaned	4,044,004	5,101,002	7,939,019
Payable to affiliates	83,182	406,857	486,942

Total liabilities	5,180,492	5,519,200	8,500,116

NET ASSETS	$360,754,870	$477,186,363	$712,561,354

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$491,278,503	$719,541,093	$1,215,653,397
Undistributed net investment income	515,781	12,425,042	26,032,495
Accumulated net realized loss on investments, foreign currency related transactions, and futures	(15,652,660)	(44,555,608)	(164,586,832)
Net unrealized depreciation on investments, foreign currency related transactions, and futures	(115,386,754)	(210,224,164)	(364,537,706)

NET ASSETS	$360,754,870	$477,186,363	$712,561,354

+ Including securities loaned at value	$3,941,651	$4,899,255	$7,912,463
* Cost of investments in securities	$467,657,371	$621,037,053	$1,047,130,946
** Cost of short-term investments	$4,044,004	$5,101,002	$7,939,019
*** Cost of foreign currencies	$—	$351,781	$580
**** Cost of short-term investments in affiliates	$4,940,000	$—	$11,612,622

See Accompanying Notes to Financial Statements

59

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2008 (continued)

	ING	ING	ING
	Stock	Templeton	Van Kampen
	Index	Global Growth	Real Estate
	Portfolio	Portfolio	Portfolio

Class ADV:
Net assets	n/a	$570	$930,566
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$0.001	$0.001
Shares outstanding	n/a	70	67,571
Net asset value and redemption price per share	n/a	$8.11	$13.77
Class I:
Net assets	$333,552,493	$229,007,254	$370,870,578
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	43,337,356	27,885,249	26,246,734
Net asset value and redemption price per share	$7.70	$8.21	$14.13
Class S:
Net assets	$14,414,424	$244,440,428	$324,905,500
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	1,878,708	29,700,295	23,081,103
Net asset value and redemption price per share	$7.67	$8.23	$14.08
Class S2:
Net assets	$12,787,953	$3,738,111	$15,854,710
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	1,671,222	457,051	1,131,971
Net asset value and redemption price per share	$7.65	$8.18	$14.01

See Accompanying Notes to Financial Statements

60

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2008 (continued)

	ING	ING
	VP Index Plus	Wells Fargo
	International	Small Cap
	Equity	Disciplined
	Portfolio	Portfolio

ASSETS:
Investments in securities at value+*	$170,332,416	$95,768,244
Short-term investments**	69,868	5,662,699
Short-term investments in affiliates****	—	9,849,181
Cash	2,115,614	—
Foreign currencies at value***	2,308,045	—
Receivables:
Investment securities sold	49	23,044
Fund shares sold	233,967	196,535
Dividends and interest	874,318	208,913
Prepaid expenses	3,081	834
Reimbursement due from manager	29,252	5,037

Total assets	175,966,610	111,714,487

LIABILITIES:
Payable for fund shares redeemed	294,529	30,414
Payable upon receipt of securities loaned	77,413	5,780,635
Payable to affiliates	88,454	75,572
Payable for trustee fees	6,573	1,397
Other accrued expenses and liabilities	187,569	27,600

Total liabilities	654,538	5,915,618

NET ASSETS	$175,312,072	$105,798,869

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$355,124,451	$173,177,408
Undistributed net investment income	7,301,503	1,004,854
Accumulated net realized loss on investments, foreign currency related transactions, and futures	(120,159,731)	(17,686,743)
Net unrealized depreciation on investments and foreign currency related transactions	(66,954,151)	(50,696,650)

NET ASSETS	$175,312,072	$105,798,869

+ Including securities loaned at value	$76,378	$5,515,219
* Cost of investments in securities	$237,284,594	$146,346,958
** Cost of short-term investments	$77,413	$5,780,635
*** Cost of foreign currencies	$2,310,316	$—
**** Cost of short-term investments in affiliates	$—	$9,849,181

See Accompanying Notes to Financial Statements

61

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2008 (continued)

	ING	ING
	VP Index Plus	Wells Fargo
	International	Small Cap
	Equity	Disciplined
	Portfolio	Portfolio

Class ADV:
Net assets	$386	$122,370
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	76	19,647
Net asset value and redemption price per share	$5.11	$6.23
Class I:
Net assets	$119,983,318	$84,463,867
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	23,245,908	13,470,883
Net asset value and redemption price per share	$5.16	$6.27
Class S:
Net assets	$55,044,654	$20,843,431
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	10,696,996	3,328,703
Net asset value and redemption price per share	$5.15	$6.26
Class S2:
Net assets	$283,714	$369,201
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	54,697	59,153
Net asset value and redemption price per share	$5.19	$6.24

See Accompanying Notes to Financial Statements

62

STATEMENTS OF OPERATIONS for the year ended December 31, 2008

	ING	ING	ING
	BlackRock Large	BlackRock	Evergreen	ING
	Cap Growth	Large Cap Value	Omega	Focus 5
	Portfolio	Portfolio	Portfolio	Portfolio

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$3,780,650	$3,090,760	$2,389,973	$3,865,869
Interest	3,792	12,107	13,298	153,894
Securities lending income, net	165,259	72,467	—	—

Total investment income	3,949,701	3,175,334	2,403,271	4,019,763

EXPENSES:
Investment management fees	—	—	—	471,189
Unified fees	2,759,092	1,372,393	973,686	—
Distribution and service fees:
Class ADV	33,385	8	8	7
Class S	341,803	111,121	18,024	367,980
Class S2	28,650	15,969	5,406	—
Transfer agent fees	—	—	—	680
Administrative service fees	—	—	—	147,244
Shareholder reporting expense	—	—	—	41,923
Professional fees	—	—	—	28,244
Custody and accounting expense	—	—	—	165,734
Trustee fees	17,962	7,238	7,460	5,717
Offering expense	—	—	—	89,629
Miscellaneous expense	—	—	—	7,219

Total expenses	3,180,892	1,506,729	1,004,584	1,325,566
Net waived and reimbursed fees	(513,412)	(110,616)	(1,436)	(383,921)
Brokerage commission recapture	—	—	(25,071)	—

Net expenses	2,667,480	1,396,113	978,077	941,645

Net investment income	1,282,221	1,779,221	1,425,194	3,078,118

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, AND FUTURES:
Net realized loss on:
Investments	(107,057,331)	(37,249,046)	(1,273,986)	(60,867,000)
Foreign currency related transactions	—	—	—	(12,064)
Futures	—	—	—	(2,809,891)

Net realized loss on investments, foreign currency related transactions, and futures	(107,057,331)	(37,249,046)	(1,273,986)	(63,688,955)

Net change in unrealized appreciation or depreciation on:
Investments	(60,282,447)	(37,161,401)	(50,956,344)	(22,870,156)
Foreign currency related transactions	3,501	—	—	14,137
Futures	—	—	—	47,935

Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, and futures	(60,278,946)	(37,161,401)	(50,956,344)	(22,808,084)

Net realized and unrealized loss on investments, foreign currency related transactions, and futures	(167,336,277)	(74,410,447)	(52,230,330)	(86,497,039)

Decrease in net assets resulting from operations	$(166,054,056)	$(72,631,226)	$(50,805,136)	$(83,418,921)

* Foreign taxes withheld	$—	$—	$38,721	$86,511
(1) Dividends from affiliates	$4,023	$5,417	$7,626	$—

See Accompanying Notes to Financial Statements

63

STATEMENTS OF OPERATIONS for the year ended December 31, 2008

			ING	ING
	ING	ING	International	JPMorgan
	Franklin	Franklin	Growth	Small Cap
	Income	Mutual Shares	Opportunities	Core Equity
	Portfolio	Portfolio	Portfolio	Portfolio

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$14,203,720	$9,633,104	$2,813,482	$5,250,466
Interest	35,225,802	1,687,522	33,761	212,308
Securities lending income, net	387,931	—	136,160	679,942

Total investment income	49,817,453	11,320,626	2,983,403	6,142,716

EXPENSES:
Investment management fees	4,063,098	—	—	—
Unified fees	—	3,304,962	1,181,669	3,349,989
Distribution and service fees:
Class ADV	8	8	16	16,085
Class S	932,020	477,204	275,009	500,301
Class S2	43,268	—	39,712	209,005
Transfer agent fees	938	—	—	—
Administrative service fees	635,509	—	—	—
Shareholder reporting expense	98,125	—	—	—
Registration fees	292	—	—	—
Professional fees	47,106	—	—	—
Custody and accounting expense	83,543	—	—	—
Trustee fees	21,564	17,098	25,162	16,846
Overdraft expense	—	—	27,199	—
Miscellaneous expense	14,694	—	—	—

Total expenses	5,940,165	3,799,272	1,548,767	4,092,226
Net waived and reimbursed fees	(270,986)	(1)	(9,442)	(142,702)

Net expenses	5,669,179	3,799,271	1,539,325	3,949,524

Net investment income	44,148,274	7,521,355	1,444,078	2,193,192

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, FUTURES, AND WRITTEN OPTIONS:
Net realized gain (loss) on:
Investments	(56,498,054)	(49,537,538)	(25,573,883)	(4,995,519)
Foreign currency related transactions	22,326	9,107,927	(169,688)	—
Futures	—	—	—	(2,171,930)
Written options	—	(13,879)	—	—

Net realized loss on investments, foreign currency related transactions, futures, and written options	(56,475,728)	(40,443,490)	(25,743,571)	(7,167,449)

Net change in unrealized appreciation or depreciation on:
Investments	(208,687,321)	(165,922,073)	(55,892,214)	(120,574,623)
Foreign currency related transactions	212	1,507,525	18,181	—
Futures	—	—	—	296,771
Written options	—	11,389	—	—

Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, futures, and written options	(208,687,109)	(164,403,159)	(55,874,033)	(120,277,852)

Net realized and unrealized loss on investments, foreign currency related transactions, futures, and written options	(265,162,837)	(204,846,649)	(81,617,604)	(127,445,301)

Decrease in net assets resulting from operations	$(221,014,563)	$(197,325,294)	$(80,173,526)	$(125,252,109)

* Foreign taxes withheld	$133,664	$503,188	$318,389	$2,101
(1) Dividends from affiliates	$—	$—	$—	$54,399

See Accompanying Notes to Financial Statements

64

STATEMENTS OF OPERATIONS for the year ended December 31, 2008

	ING	ING	ING	ING
	JPMorgan Value	Legg Mason	Limited	Lord Abbett
	Opportunities	Value	Maturity Bond	Affiliated
	Portfolio	Portfolio	Portfolio	Portfolio

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$8,403,367	$7,639,814	$586,635	$4,887,573
Interest	76,689	24,736	22,563,260	42,808
Securities lending income, net	—	—	999,965	103,850

Total investment income	8,480,056	7,664,550	24,149,860	5,034,231

EXPENSES:
Investment management fees	1,214,864	—	—	—
Unified fees	—	3,385,973	1,360,885	1,542,176
Distribution and service fees:
Class ADV	109	25,562	10	6
Class S	89,330	607,447	583,487	229,401
Class S2	5,362	83,974	5	13,303
Transfer agent fees	762	—	—	—
Administrative service fees	303,710	—	—	—
Shareholder reporting expense	76,465	—	—	—
Registration fees	154	—	—	—
Professional fees	21,906	—	—	—
Custody and accounting expense	42,725	—	—	—
Trustee fees	11,487	29,216	25,029	9,901
Miscellaneous expense	7,862	—	—	—

Total expenses	1,774,736	4,132,172	1,969,416	1,794,787
Net waived and reimbursed fees	(71,234)	(45,344)	(15,951)	(2,905)
Brokerage commission recapture	—	(183,642)	—	(13,922)

Net expenses	1,703,502	3,903,186	1,953,465	1,777,960

Net investment income	6,776,554	3,761,364	22,196,395	3,256,271

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, FUTURES, AND SWAPS:
Net realized gain (loss) on:
Investments	(78,781,298)	(212,158,157)	(4,029,629)	(39,731,831)
Foreign currency related transactions	—	2,581	—	—
Futures	—	—	5,206,044	—
Swaps	—	—	(283,198)	—

Net realized gain (loss) on investments, foreign currency related transactions, futures, and swaps	(78,781,298)	(212,155,576)	893,217	(39,731,831)

Net change in unrealized appreciation or depreciation on:
Investments	(75,389,039)	(123,392,045)	(18,427,010)	(53,336,516)
Foreign currency related transactions	—	(2,139)	—	—
Futures	—	—	327,291	—
Swaps	—	—	347,952	—

Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, futures, and swaps	(75,389,039)	(123,394,184)	(17,751,767)	(53,336,516)

Net realized and unrealized loss on investments, foreign currency related transactions, futures, and swaps	(154,170,337)	(335,549,760)	(16,858,550)	(93,068,347)

Increase (decrease) in net assets resulting from operations	$(147,393,783)	$(331,788,396)	$5,337,845	$(89,812,076)

* Foreign taxes withheld	$—	$—	$—	$11,867
(1) Dividends from affiliates	$17,441	$—	$523,507	$6,621

See Accompanying Notes to Financial Statements

65

STATEMENTS OF OPERATIONS for the year ended December 31, 2008

	ING
	Multi-Manager	ING	ING	ING
	International	PIMCO	Pioneer	Pioneer
	Small Cap	High Yield	Equity Income	Fund
	Portfolio	Portfolio	Portfolio	Portfolio
	April 28, 2008(1)	Year Ended	Year Ended	Year Ended
	to December 31,	December 31,	December 31,	December 31,
	2008	2008	2008	2008

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(2)	$1,921,055	$866,849	$5,363,715	$2,571,043
Interest	140,234	58,622,558	26,158	7,492
Securities lending income, net	—	405,558	—	—

Total investment income	2,061,289	59,894,965	5,389,873	2,578,535

EXPENSES:
Investment management fees	897,107	—	936,028	—
Unified fees	—	3,449,621	—	769,103
Distribution and service fees:
Class ADV	12	2,135	8	8
Class S	3,452	1,285,093	3	182,912
Class S2	8	3	—	7
Transfer agent fees	3,390	—	370	—
Administrative service fees	89,709	—	144,002	—
Shareholder reporting expense	15,270	—	15,408	—
Registration fees	2	—	—	—
Professional fees	19,483	—	22,591	—
Custody and accounting expense	195,359	—	32,738	—
Trustee fees	4,058	27,958	12,441	5,016
Offering expense	23,101	—	—	—
Miscellaneous expense	24,802	—	7,765	—

Total expenses	1,275,753	4,764,810	1,171,354	957,046
Net waived and reimbursed fees	(172,725)	(427)	(177,689)	(47,318)
Brokerage commission recapture	—	—	(5,280)	(4,814)

Net expenses	1,103,028	4,764,383	988,385	904,914

Net investment income	958,261	55,130,582	4,401,488	1,673,621

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, SWAPS, WRITTEN OPTIONS AND SALES COMMITMENTS:
Net realized gain (loss) on:
Investments	(49,038,221)	(19,469,476)	(15,238,651)	(6,157,055)
Foreign currency related transactions	(169,648)	3,500,343	—	441
Swaps	—	2,053,222	—	—
Written options	—	(4,836,421)	—	—
Sales commitments	—	(7,348)	—	—

Net realized loss on investments, foreign currency related transactions, swaps, written options, and sales commitments	(49,207,869)	(18,759,680)	(15,238,651)	(6,156,614)

Net change in unrealized appreciation or depreciation on:
Investments	(38,588,591)	(156,008,784)	(38,451,321)	(37,112,107)
Foreign currency related transactions	(25,040)	(6,990,037)	—	(307)
Swaps	—	(12,710,102)	—	—
Written options	—	(24,161,226)	—	—

Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, swaps, and written options	(38,613,631)	(199,870,149)	(38,451,321)	(37,112,414)

Net realized and unrealized loss on investments, foreign currency related transactions, swaps, written options and sales commitments	(87,821,500)	(218,629,829)	(53,689,972)	(43,269,028)

Decrease in net assets resulting from operations	$(86,863,239)	$(163,499,247)	$(49,288,484)	$(41,595,407)

* Foreign taxes withheld	$133,633	$—	$12,074	$70,486
(1) Commencement of operations
(2) Dividends from affiliates	$16,083	$—	$13,858	$2,688

See Accompanying Notes to Financial Statements

66

STATEMENTS OF OPERATIONS for the year ended December 31, 2008

	ING	ING	ING
	Stock	Templeton	Van Kampen
	Index	Global Growth	Real Estate
	Portfolio	Portfolio	Portfolio

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$10,561,768	$17,274,256	$33,356,303
Interest	39,424	819,770	589,872
Securities lending income, net	222,347	740,172	728,281

Total investment income	10,823,539	18,834,198	34,674,456

EXPENSES:
Unified fees	1,166,927	5,279,033	7,077,238
Distribution and service fees:
Class ADV	—	8	9,124
Class S	27,598	892,472	1,338,624
Class S2	37,550	28,358	126,983
Trustee fees	19,231	25,415	44,722

Total expenses	1,251,306	6,225,286	8,596,691
Net waived and reimbursed fees	(17,902)	(5,672)	(36,003)
Brokerage commission recapture	—	(9,194)	—

Net expenses	1,233,404	6,210,420	8,560,688

Net investment income	9,590,135	12,623,778	26,113,768

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, AND FUTURES:
Net realized gain (loss) on:
Investments	(8,422,222)	(43,491,621)	(164,499,816)
Foreign currency related transactions	—	(55,756)	5,548
Futures	(6,469,992)	—	—

Net realized loss on investments, foreign currency related transactions, and futures	(14,892,214)	(43,547,377)	(164,494,268)

Net change in unrealized appreciation or depreciation on:
Investments	(194,286,995)	(262,216,941)	(370,921,149)
Foreign currency related transactions	—	(85,157)	(16,887)
Futures	218,907	—	—

Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, and futures	(194,068,088)	(262,302,098)	(370,938,036)

Net realized and unrealized loss on investments, foreign currency related transactions, and futures	(208,960,302)	(305,849,475)	(535,432,304)

Decrease in net assets resulting from operations	$(199,370,167)	$(293,225,697)	$(509,318,536)

* Foreign taxes withheld	$—	$1,411,362	$337,444
(1) Dividends from affiliates	$368,608	$—	$244,193

See Accompanying Notes to Financial Statements

67

STATEMENTS OF OPERATIONS for the year ended December 31, 2008

	ING	ING
	VP Index Plus	Wells Fargo
	International	Small Cap
	Equity	Disciplined
	Portfolio	Portfolio

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$14,581,999	$2,167,606
Interest	195,716	126,098
Securities lending income, net	301,504	367,229

Total investment income	15,079,219	2,660,933

EXPENSES:
Investment management fees	1,834,019	1,064,790
Distribution and service fees:
Class ADV	5	2,312
Class S	213,382	74,788
Class S2	2,430	2,482
Transfer agent fees	1,113	1,048
Administrative service fees	407,553	138,282
Shareholder reporting expense	249,419	27,352
Registration fees	438	213
Professional fees	99,779	14,550
Custody and accounting expense	238,758	21,261
Trustee fees	21,068	5,275
Overdraft expense	222,778	—
Miscellaneous expense	11,477	7,846

Total expenses	3,302,219	1,360,199
Net waived and reimbursed fees	(637,461)	(77,068)

Net expenses	2,664,758	1,283,131

Net investment income	12,414,461	1,377,802

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, AND FUTURES:
Net realized loss on:
Investments	(114,712,179)	(18,029,016)
Foreign currency related transactions	(2,118,614)	—
Futures	(60,587)	—

Net realized loss on investments, foreign currency related transactions, and futures	(116,891,380)	(18,029,016)

Net change in unrealized appreciation or depreciation on:
Investments	(58,215,358)	(33,267,680)
Foreign currency related transactions	(73,645)	—

Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(58,289,003)	(33,267,680)

Net realized and unrealized loss on investments, foreign currency related transactions, and futures	(175,180,383)	(51,296,696)

Decrease in net assets resulting from operations	$(162,765,922)	$(49,918,894)

* Foreign taxes withheld	$1,505,022	$—
(1) Dividends from affiliates	$—	$73,716

See Accompanying Notes to Financial Statements

68

STATEMENTS OF CHANGES IN NET ASSETS

	ING BlackRock Large Cap Growth Portfolio		ING BlackRock Large Cap Value Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007

FROM OPERATIONS:
Net investment income	$1,282,221	$527,729	$1,779,221	$1,093,667
Net realized gain (loss) on investments and foreign currency related transactions	(107,057,331)	54,893,110	(37,249,046)	8,813,970
Net change in unrealized appreciation or depreciation on
investments and foreign currency related transactions	(60,278,946)	(49,568,912)	(37,161,401)	(5,255,238)

Increase (decrease) in net assets resulting from operations	(166,054,056)	5,851,927	(72,631,226)	4,652,399

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	—	—	—	(36)
Class I	(395,197)	—	(948,063)	(549,247)
Class S	—	—	(140,847)	(271,386)
Class S2	—	—	(5,041)	(10,342)
Net realized gains:
Class ADV	(530,064)	—	(45)	(34)
Class I	(22,911,754)	—	(6,573,759)	(3,006,581)
Class S	(16,176,960)	—	(2,223,643)	(2,295,102)
Class S2	(697,009)	—	(163,580)	(140,321)

Total distributions	(40,710,984)	—	(10,054,978)	(6,273,049)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	44,425,824	38,605,669	69,984,345	97,815,980
Proceeds from shares issued in merger (Note 14)	—	309,020,845	—	—
Reinvestment of distributions	40,710,984	—	10,054,933	6,273,014

	85,136,808	347,626,514	80,039,278	104,088,994
Cost of shares redeemed	(74,167,676)	(69,072,169)	(31,479,009)	(42,381,403)

Net increase in net assets resulting from capital share transactions	10,969,132	278,554,345	48,560,269	61,707,591

Net increase (decrease) in net assets	(195,795,908)	284,406,272	(34,125,935)	60,086,941

NET ASSETS:
Beginning of year	443,771,195	159,364,923	179,386,282	119,299,341

End of year	$247,975,287	$443,771,195	$145,260,347	$179,386,282

Undistributed net investment income at end of year	$1,265,636	$389,817	$1,768,604	$1,088,555

See Accompanying Notes to Financial Statements

69

STATEMENTS OF CHANGES IN NET ASSETS

	ING Evergreen Omega Portfolio		ING Focus 5 Portfolio
	Year Ended	Year Ended	Year Ended	August 20, 2007(1)
	December 31,	December 31,	December 31,	to December 31,
	2008	2007	2008	2007

FROM OPERATIONS:
Net investment income	$1,425,194	$814,700	$3,078,118	$313,265
Net realized gain (loss) on investments, foreign currency related transactions, and futures	(1,273,986)	19,009,427	(63,688,955)	(950,484)
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, and futures	(50,956,344)	3,152,131	(22,808,084)	(774,196)

Increase (decrease) in net assets resulting from operations	(50,805,136)	22,976,258	(83,418,921)	(1,411,415)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	—	(4)	(12)	(1)
Class I	(802,156)	(616,688)	(2,482)	(4)
Class S	(12,369)	(7,760)	(3,072,763)	(356,870)
Class S2	(390)	—	—	—
Net realized gains:
Class ADV	(119)	(9)	—	(1)
Class I	(18,081,928)	(1,609,148)	—	(1)
Class S	(804,250)	(75,611)	—	(140,680)
Class S2	(131,755)	(11,577)	—	—

Total distributions	(19,832,967)	(2,320,797)	(3,075,257)	(497,557)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	16,691,195	12,287,239	138,875,845	111,888,580
Reinvestment of distributions	19,832,847	2,320,785	3,075,245	449,449

	36,524,042	14,608,024	141,951,090	112,338,029
Cost of shares redeemed	(31,927,112)	(41,436,038)	(33,734,372)	(21,836)

Net increase (decrease) in net assets resulting from capital share transactions	4,596,930	(26,828,014)	108,216,718	112,316,193

Net increase (decrease) in net assets	(66,041,173)	(6,172,553)	21,722,540	110,407,221

NET ASSETS:
Beginning of period	196,011,206	202,183,759	110,407,221	—

End of period	$129,970,033	$196,011,206	$132,129,761	$110,407,221

Undistributed net investment income (distributions in excess of net investment income) at end of period	$1,410,054	$810,369	$(19,109)	$(9,906)

(1)	Commencement of operations

See Accompanying Notes to Financial Statements

70

STATEMENTS OF CHANGES IN NET ASSETS

	ING Franklin Income Portfolio		ING Franklin Mutual Shares Portfolio
	Year Ended	Year Ended	Year Ended	April 30, 2007(1)
	December 31,	December 31,	December 31,	to December 31,
	2008	2007	2008	2007

FROM OPERATIONS:
Net investment income	$44,148,274	$20,579,317	$7,521,355	$2,798,468
Net realized gain (loss) on investments, foreign currency related transactions, and written options	(56,475,728)	2,024,152	(40,443,490)	(788,435)
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, and written options	(208,687,109)	(21,928,155)	(164,403,159)	(6,911,912)

Increase (decrease) in net assets resulting from operations	(221,014,563)	675,314	(197,325,294)	(4,901,879)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(22)	(12)	(22)	—
Class I	(8,733,809)	(556,324)	(10,841,784)	(137,916)
Class S	(11,583,766)	(3,225,884)	(6,704,509)	—
Class S2	(253,471)	(75,554)	—	—
Net realized gains:
Class ADV	(7)	(1)	(1)	—
Class I	(2,050,570)	(70,917)	(335,157)	(59,107)
Class S	(2,892,136)	(430,296)	(256,740)	(73,408)
Class S2	(65,702)	(10,196)	—	—

Total distributions	(25,579,483)	(4,369,184)	(18,138,213)	(270,431)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	331,369,709	424,156,710	243,793,533	420,486,118
Reinvestment of distributions	25,579,452	4,369,172	18,138,189	267,229

	356,949,161	428,525,882	261,931,722	420,753,347
Cost of shares redeemed	(121,168,218)	(51,857,342)	(57,604,871)	(22,261,944)

Net increase in net assets resulting from capital share transactions	235,780,943	376,668,540	204,326,851	398,491,403

Net increase (decrease) in net assets	(10,813,103)	372,974,670	(11,136,656)	393,319,093

NET ASSETS:
Beginning of period	579,111,836	206,137,166	393,319,093	—

End of period	$568,298,733	$579,111,836	$382,182,437	$393,319,093

Undistributed net investment income at end of period	$43,997,921	$20,565,074	$448,257	$1,395,579

(1)	Commencement of operations

See Accompanying Notes to Financial Statements

71

STATEMENTS OF CHANGES IN NET ASSETS

	ING International Growth		ING JPMorgan Small Cap
	Opportunities Portfolio		Core Equity Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007

FROM OPERATIONS:
Net investment income	$1,444,078	$1,155,207	$2,193,192	$2,740,173
Net realized gain (loss) on investments, foreign currency related transactions, and futures	(25,743,571)	36,354,062	(7,167,449)	36,132,365
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, and futures	(55,874,033)	(7,522,058)	(120,277,852)	(45,864,640)

Increase (decrease) in net assets resulting from operations	(80,173,526)	29,987,211	(125,252,109)	(6,992,102)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(4)	(16)	(411)	(3,075)
Class I	(11)	(14)	(1,193,657)	(402,252)
Class S	(1,249,642)	(1,863,535)	(917,569)	(333,779)
Class S2	(79,510)	(108,041)	(114,874)	—
Net realized gains:
Class ADV	(243)	(203)	(196,890)	(155,013)
Class I	(217)	(182)	(13,989,562)	(6,549,422)
Class S	(33,695,082)	(30,021,424)	(18,460,409)	(14,124,008)
Class S2	(2,479,218)	(1,943,922)	(3,938,284)	(2,994,650)

Total distributions	(37,503,927)	(33,937,337)	(38,811,656)	(24,562,199)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	2,774,845	109,520	85,949,209	82,239,470
Payments by affiliates (Note 17)	2,938,639	—	—	—
Reinvestment of distributions	37,503,460	33,936,929	38,811,656	24,562,199

	43,216,944	34,046,449	124,760,865	106,801,669
Cost of shares redeemed	(29,742,817)	(44,841,418)	(98,900,856)	(89,846,571)

Net increase (decrease) in net assets resulting from capital share transactions	13,474,127	(10,794,969)	25,860,009	16,955,098

Net decrease in net assets	(104,203,326)	(14,745,095)	(138,203,756)	(14,599,203)

NET ASSETS:
Beginning of year	168,271,913	183,017,008	421,667,411	436,266,614

End of year	$64,068,587	$168,271,913	$283,463,655	$421,667,411

Undistributed net investment income at end of year	$1,219,403	$1,283,875	$1,536,971	$2,567,251

See Accompanying Notes to Financial Statements

72

STATEMENTS OF CHANGES IN NET ASSETS

	ING JPMorgan Value
	Opportunities Portfolio		ING Legg Mason Value Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007

FROM OPERATIONS:
Net investment income	$6,776,554	$6,376,588	$3,761,364	$114,717
Net realized gain (loss) on investments and foreign currency related transactions	(78,781,298)	36,062,154	(212,155,576)	70,183,662
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(75,389,039)	(45,464,289)	(123,394,184)	(130,598,828)

Decrease in net assets resulting from operations	(147,393,783)	(3,025,547)	(331,788,396)	(60,300,449)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(474)	(199)	—	—
Class I	(11,371,743)	(4,280,606)	(76,582)	—
Class S	(1,065,537)	(897,083)	(41,414)	—
Class S2	(26,577)	(23,439)	—	—
Net realized gains:
Class ADV	(1,851)	(821)	(725,117)	(90,612)
Class I	(32,173,986)	(15,653,974)	(6,316,633)	(5,840,561)
Class S	(4,091,837)	(4,100,214)	(59,384,224)	(5,248,354)
Class S2	(115,344)	(102,921)	(4,101,155)	(352,315)

Total distributions	(48,847,349)	(25,059,257)	(70,645,125)	(11,531,842)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	99,476,307	111,501,610	99,608,335	322,712,701
Reinvestment of distributions	48,847,349	25,059,257	70,645,125	11,531,842

	148,323,656	136,560,867	170,253,460	334,244,543
Cost of shares redeemed	(65,300,517)	(98,801,499)	(553,923,349)	(178,315,688)

Net increase (decrease) in net assets resulting from capital share transactions	83,023,139	37,759,368	(383,669,889)	155,928,855

Net increase (decrease) in net assets	(113,217,993)	9,674,564	(786,103,410)	84,096,564

NET ASSETS:
Beginning of year	355,365,714	345,691,150	947,381,930	863,285,366

End of year	$242,147,721	$355,365,714	$161,278,520	$947,381,930

Undistributed net investment income at end of year	$283,169	$6,194,179	$3,751,056	$114,085

See Accompanying Notes to Financial Statements

73

STATEMENTS OF CHANGES IN NET ASSETS

	ING Limited Maturity Bond Portfolio		ING Lord Abbett Affiliated Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007

FROM OPERATIONS:
Net investment income	$22,196,395	$28,083,311	$3,256,271	$2,765,167
Net realized gain (loss) on investments, futures, and swaps	893,217	8,888,131	(39,731,831)	28,857,289
Net change in unrealized appreciation or depreciation on investments, futures and swaps	(17,751,767)	(1,539,977)	(53,336,516)	(19,360,330)

Increase (decrease) in net assets resulting from operations	5,337,845	35,431,465	(89,812,076)	12,262,126

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(65)	(19)	(13)	(15)
Class I	(13,176,723)	(9,264,897)	(3,584,172)	(389,214)
Class S	(14,953,606)	(5,446,896)	(2,212,907)	(2,390,068)
Class S2	(69)	(22)	(60,811)	(57,708)
Net realized gains:
Class ADV	(8)	—	(121)	(25)
Class I	(1,374,313)	—	(16,091,760)	(484,734)
Class S	(1,630,366)	—	(12,963,695)	(3,468,594)
Class S2	(8)	—	(385,077)	(86,980)

Total distributions	(31,135,158)	(14,711,834)	(35,298,556)	(6,877,338)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	147,145,716	490,319,294	3,359,479	156,393,188
Reinvestment of distributions	31,135,009	14,711,793	35,298,422	6,877,298

	178,280,725	505,031,087	38,657,901	163,270,486
Cost of shares redeemed	(472,220,740)	(200,747,451)	(45,444,097)	(151,592,312)

Net increase (decrease) in net assets resulting from capital share transactions	(293,940,015)	304,283,636	(6,786,196)	11,678,174

Net increase (decrease) in net assets	(319,737,328)	325,003,267	(131,896,828)	17,062,962

NET ASSETS:
Beginning of year	739,152,520	414,149,253	273,039,133	255,976,171

End of year	$419,415,192	$739,152,520	$141,142,305	$273,039,133

Undistributed net investment income at end of year	$21,928,606	$28,068,602	$149,286	$2,760,538

See Accompanying Notes to Financial Statements

74

STATEMENTS OF CHANGES IN NET ASSETS

	ING Multi-Manager International
	Small Cap Portfolio	ING PIMCO High Yield Portfolio
	April 28, 2008(1)	Year Ended	Year Ended
	to December 31,	December 31,	December 31,
	2008	2008	2007

FROM OPERATIONS:
Net investment income	$958,261	$55,130,582	$49,177,642
Net realized gain (loss) on investments, foreign currency related transactions, swaps, written options, and sales commitments	(49,207,869)	(18,759,680)	1,439,746
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, swaps, and written options	(38,613,631)	(199,870,149)	(31,283,965)

Increase (decrease) in net assets resulting from operations	(86,863,239)	(163,499,247)	19,333,423

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	—	(20,863)	(8,171)
Class I	—	(16,005,218)	(3,369,715)
Class S	—	(39,500,948)	(44,857,547)
Class S2	—	(67)	(65)
Net realized gains:
Class ADV	—	(110)	(13)
Class I	—	(75,434)	(183,471)
Class S	—	(189,309)	(3,366,829)
Class S2	—	—	(5)
Return of Capital:
Class ADV	—	(1,844)	—
Class I	—	(1,444,843)	—
Class S	—	(3,325,081)	—
Class S2	—	(6)	—

Total distributions	—	(60,563,723)	(51,785,816)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	219,513,506	466,370,711	145,928,850
Reinvestment of distributions	—	60,562,991	51,761,963

	219,513,506	526,933,702	197,690,813
Cost of shares redeemed	(10,040,357)	(198,774,111)	(356,375,391)

Net increase (decrease) in net assets resulting from capital share transactions	209,473,149	328,159,591	(158,684,578)

Net increase (decrease) in net assets	122,609,910	104,096,621	(191,136,971)

NET ASSETS:
Beginning of period	—	660,246,963	851,383,934

End of period	$122,609,910	$764,343,584	$660,246,963

Undistributed net investment income at end of period	$801,434	$7,645,963	$2,705,521

(1)	Commencement of operations

See Accompanying Notes to Financial Statements

75

STATEMENTS OF CHANGES IN NET ASSETS

	ING Pioneer Equity Income Portfolio		ING Pioneer Fund Portfolio
	Year Ended	May 11, 2007(1)	Year Ended	Year Ended
	December 31,	to December 31,	December 31,	December 31,
	2008	2007	2008	2007

FROM OPERATIONS:
Net investment income	$4,401,488	$2,311,283	$1,673,621	$1,422,535
Net realized gain (loss) on investments and foreign currency related transactions	(15,238,651)	(4,430,740)	(6,156,614)	3,988,658
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(38,451,321)	(1,163,616)	(37,112,414)	1,239,685

Increase (decrease) in net assets resulting from operations	(49,288,484)	(3,283,073)	(41,595,407)	6,650,878

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(20)	(8)	(16)	(13)
Class I	(4,243,373)	(2,272,029)	(1,103,400)	(374,462)
Class S	(24)	(11)	(1,984,761)	(951,767)
Class S2	—	—	(17)	(13)
Net realized gains:
Class ADV	—	—	(36)	(24)
Class I	—	—	(1,261,517)	(712,103)
Class S	—	—	(2,861,384)	(2,218,866)
Class S2	—	—	(36)	(24)
Return of Capital:
Class ADV	(1)	—	(1)	—
Class I	(177,226)	—	(21,723)	—
Class S	(1)	—	(45,648)	—
Class S2	—	—	(1)	—

Total distributions	(4,420,645)	(2,272,048)	(7,278,540)	(4,257,272)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	14,101,832	177,082,751	8,471,513	30,900,740
Reinvestment of distributions	4,420,599	2,259,299	7,278,435	4,257,201

	18,522,431	179,342,050	15,749,948	35,157,941
Cost of shares redeemed	(14,264,410)	(7,879,680)	(29,987,252)	(32,300,222)

Net increase (decrease) in net assets resulting from capital share transactions	4,258,021	171,462,370	(14,237,304)	2,857,719

Net increase (decrease) in net assets	(49,451,108)	165,907,249	(63,111,251)	5,251,325

NET ASSETS:
Beginning of period	165,907,249	—	135,565,088	130,313,763

End of period	$116,456,141	$165,907,249	$72,453,837	$135,565,088

Undistributed net investment income (distributions in excess of net investment income) at end of period	$—	$9,332	$(149)	$1,608,880

(1)	Commencement of operations

See Accompanying Notes to Financial Statements

76

STATEMENTS OF CHANGES IN NET ASSETS

			ING Templeton Global
	ING Stock Index Portfolio		Growth Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007

FROM OPERATIONS:
Net investment income	$9,590,135	$8,381,550	$12,623,778	$6,460,137
Net realized gain (loss) on investments, foreign currency related transactions, and futures	(14,892,214)	4,630,278	(43,547,377)	26,100,975
Net change in unrealized appreciation or depreciation on investments, foreign currency related transaction, and futures	(194,068,088)	7,359,244	(262,302,098)	(24,535,650)

Increase (decrease) in net assets resulting from operations	(199,370,167)	20,371,072	(293,225,697)	8,025,462

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	—	—	(4)	(13)
Class I	(16,258,351)	(6,847,158)	(3,466,776)	(303,274)
Class S	(541,999)	(12,199)	(3,632,850)	(4,874,654)
Class S2	(425,690)	—	(42,381)	(75,039)
Net realized gains:
Class ADV	—	—	(35)	(23)
Class I	(4,471,872)	(12,005,975)	(10,771,535)	(553,746)
Class S	(119,977)	(21,391)	(15,084,686)	(10,769,661)
Class S2	(77,098)	—	(238,970)	(189,598)

Total distributions	(21,894,987)	(18,886,723)	(33,237,237)	(16,766,008)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	136,287,833	129,201,602	202,600,606	221,758,984
Reinvestment of distributions	21,894,987	18,886,678	33,237,199	16,765,939

	158,182,820	148,088,280	235,837,805	238,524,923
Cost of shares redeemed	(64,616,790)	(66,720,679)	(84,251,816)	(64,533,637)

Net increase in net assets resulting from capital share transactions	93,566,030	81,367,601	151,585,989	173,991,286

Net increase (decrease) in net assets	(127,699,124)	82,851,950	(174,876,945)	165,250,740

NET ASSETS:
Beginning of year	488,453,994	405,602,044	652,063,308	486,812,568

End of year	$360,754,870	$488,453,994	$477,186,363	$652,063,308

Undistributed net investment income at end of year	$515,781	$8,302,889	$12,425,042	$7,008,802

See Accompanying Notes to Financial Statements

77

STATEMENTS OF CHANGES IN NET ASSETS

			ING VP Index Plus International
	ING Van Kampen Real Estate Portfolio		Equity Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007

FROM OPERATIONS:
Net investment income	$26,113,768	$16,675,963	$12,414,461	$12,791,562
Net realized gain (loss) on investments, foreign currency related transactions, and futures	(164,494,268)	209,430,690	(116,891,380)	70,231,037
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(370,938,036)	(432,221,319)	(58,289,003)	(42,051,288)

Increase (decrease) in net assets resulting from operations	(509,318,536)	(206,114,666)	(162,765,922)	40,971,311

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(16,859)	(10,066)	(50)	—
Class I	(10,220,081)	(3,346,015)	(10,901,820)	(347,240)
Class S	(6,197,904)	(9,930,503)	(5,306,203)	—
Class S2	(251,003)	(375,935)	(26,570)	—
Net realized gains:
Class ADV	(236,622)	(85,681)	(254)	(3)
Class I	(112,492,186)	(25,287,318)	(48,407,710)	(1,406,495)
Class S	(93,164,030)	(92,199,216)	(25,079,255)	(403,871)
Class S2	(4,446,331)	(3,897,288)	(134,532)	(3,078)

Total distributions	(227,025,016)	(135,132,022)	(89,856,394)	(2,160,687)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	727,786,821	335,921,972	206,176,931	411,090,992
Proceeds from shares issued in merger (Note 14)	—	—	—	79,072,151
Reinvestment of distributions	227,025,016	135,132,022	89,856,069	2,160,684

	954,811,837	471,053,994	296,033,000	492,323,827
Cost of shares redeemed	(519,775,759)	(407,110,763)	(661,707,275)	(124,841,066)

Net increase (decrease) in net assets resulting from capital share transactions	435,036,078	63,943,231	(365,674,275)	367,482,761

Net increase (decrease) in net assets	(301,307,474)	(277,303,457)	(618,296,591)	406,293,385

NET ASSETS:
Beginning of year	1,013,868,828	1,291,172,285	793,608,663	387,315,278

End of year	$712,561,354	$1,013,868,828	$175,312,072	$793,608,663

Undistributed net investment income at end of year	$26,032,495	$17,004,741	$7,301,503	$13,300,177

See Accompanying Notes to Financial Statements

78

STATEMENTS OF CHANGES IN NET ASSETS

	ING Wells Fargo Small Cap
	Disciplined Portfolio
	Year Ended	Year Ended
	December 31,	December 31,
	2008	2007

FROM OPERATIONS:
Net investment income	$1,377,802	$1,625,154
Net realized gain (loss) on investments	(18,029,016)	18,142,050
Net change in unrealized appreciation or depreciation on investments	(33,267,680)	(26,758,648)

Decrease in net assets resulting from operations	(49,918,894)	(6,991,444)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(1,548)	—
Class I	(1,357,574)	—
Class S	(266,963)	—
Class S2	(3,717)	—
Net realized gains:
Class ADV	(44,452)	—
Class I	(13,909,797)	—
Class S	(4,122,428)	—
Class S2	(68,038)	—

Total distributions	(19,774,517)	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	53,127,075	66,814,038
Reinvestment of distributions	19,774,517	—

	72,901,592	66,814,038

Cost of shares redeemed	(84,804,108)	(47,124,986)
Net increase (decrease) in net assets resulting from capital share transactions	(11,902,516)	19,689,052

Net increase (decrease) in net assets	(81,595,927)	12,697,608

NET ASSETS:
Beginning of year	187,394,796	174,697,188

End of year	$105,798,869	$187,394,796

Undistributed net investment income at end of year	$1,004,854	$1,625,154

See Accompanying Notes to Financial Statements

79

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income
		(loss)
		from
		investment												Ratios to average net assets
		operations																			Supplemental
	Net											Net			Expenses						data
	asset			Net		Less distributions						asset			net of fee
	value,	Net		realized	Total							value,		Expenses	waivers		Expenses				Net assets,
	beginning	investment		and	from	From net	From net		From			end of		before	and/or		net of all		Net investment		end of	Portfolio
	of year	income		unrealized	investment	investment	realized		return of	Total		year or	Total	reductions/	recoupments,		reductions/		income		year or	turnover
	or period	(loss)		gain (loss)	operations	income	gains		capital	distributions		period	Return(1)	additions(2)(3)	if any(2)(3)		additions(2)(3)		(loss)(2)(3)		period	rate
Year or period ended	($)	($)		($)	($)	($)	($)		($)	($)		($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)

ING BlackRock Large Cap Growth Portfolio
Class ADV
12-31-08	12.15	(0.01)		(4.44)	(4.45)	—	1.18		—	1.18		6.52	(39.24)	1.56	1	.26†	1	.26†	(0	.13)†	2,962	156
12-31-07	11.42	(0.04)		0.77	0.73	—	—		—	—		12.15	6.39	1.55	1.29		1.29		(0.33)		5,943	195
12-31-06	11.48	(0.03)		0.79	0.76	—	0.82		—	0.82		11.42	6.73	1.55	1.36		1.36		(0.39)		4,825	139
12-31-05	10.45	(0.02)		1.05	1.03	—	—		—	—		11.48	9.86	1.56	1.36		1.36		(0.64)		1,714	155
03-17-04(4)–12-31-04	10.06	(0	.00)*	1.25	1.25	—	0.85		0.01	0.86		10.45	12.57	1.41	1.41		1.41		(0.24)		91	204
Class I
12-31-08	12.38	0.05		(4.55)	(4.50)	0.02	1.18		—	1.20		6.68	(38.94)	0.81	0	.66†	0	.66†	0	.48†	137,725	156
12-31-07	11.56	0.02		0.80	0.82	—	—		—	—		12.38	7.09	0.80	0.66		0.66		0.27		264,011	195
04-28-06(4)–12-31-06	11.97	0.02		0.39	0.41	—	0.82		—	0.82		11.56	3.54	0.80	0.76		0.76		0.21		1,464	139
Class S
12-31-08	12.33	0.02		(4.52)	(4.50)	—	1.18		—	1.18		6.65	(39.06)	1.06	0	.91†	0	.91†	0	.25†	104,114	156
12-31-07	11.55	0	.00*	0.78	0.78	—	—		—	—		12.33	6.75	1.05	0.94		0.94		0.02		165,538	195
12-31-06	11.56	(0.01)		0.82	0.81	—	0.82		—	0.82		11.55	7.12	1.05	1.01		1.01		(0.08)		153,064	139
12-31-05	10.48	(0.01)		1.09	1.08	—	—		—	—		11.56	10.31	1.06	1.01		1.01		(0.27)		155,252	155
12-31-04	10.22	(0	.00)*	1.12	1.12	—	0.85		0.01	0.86		10.48	11.10	1.05	1.05		1.05		(0.01)		18,862	204
Class S2
12-31-08	12.21	0.01		(4.48)	(4.47)	—	1.18		—	1.18		6.56	(39.21)	1.31	1	.06†	1	.06†	0	.06†	3,174	156
12-31-07	11.45	(0.01)		0.77	0.76	—	—		—	—		12.21	6.64	1.30	1.06		1.06		(0.14)		8,280	195
05-26-06(5)–12-31-06	11.37	(0.01)		0.91	0.90	—	0.82		—	0.82		11.45	8.03	1.30	1.16		1.16		(0.12)		12	139
01-01-05(5)–10-02-05	10.44	(0.04)		0.52	0.48	—	—		—	—		10.92	4.60	1.32	1.20		1.20		(0.52)		2,294	78
12-31-04	10.20	(0.01)		1.11	1.10	—	0.85		0.01	0.86		10.44	10.93	1.21	1.21		1.21		(0.09)		2,167	204
ING BlackRock Large Cap Value Portfolio
Class ADV
12-31-08	13.85	0.06		(4.86)	(4.80)	—	0.59		—	0.59		8.46	(35.61)	1.55	1	.34†	1	.34†	0	.53†	1	129
12-31-07	13.75	0	.03•	0.53	0.56	0.02	0.44		—	0.46		13.85	3.87	1.55	1.34		1.34		0.23		1	110
04-28-06(4)–12-31-06	13.48	0	.04•	0.66	0.70	0.10	0.33		—	0.43		13.75	5.45	1.55	1.35		1.35		0.47		1	103
Class I
12-31-08	14.08	0	.13•	(4.94)	(4.81)	0.08	0.59		—	0.67		8.60	(35.19)	0.80	0	.74†	0	.74†	1	.12†	112,925	129
12-31-07	13.94	0	.11•	0.55	0.66	0.08	0.44		—	0.52		14.08	4.55	0.80	0.74		0.74		0.77		114,103	110
12-31-06	12.35	0	.12•	1.90	2.02	0.10	0.33		—	0.43		13.94	16.65	0.80	0.75		0.75		0.90		43,567	103
12-31-05	11.70	0.10		0.55	0.65	—	0	.00*	—	0	.00*	12.35	5.56	0.82	0.78		0.78		0.83		44,567	170
05-18-04(4)–12-31-04	10.75	0.05		1.46	1.51	0.04	0.52		—	0.56		11.70	14.15	0.80	0.80		0.80		0.76		47,498	75
Class S
12-31-08	14.02	0.12		(4.93)	(4.81)	0.04	0.59		—	0.63		8.58	(35.32)	1.05	0	.99†	0	.99†	0	.82†	30,122	129
12-31-07	13.89	0	.08•	0.54	0.62	0.05	0.44		—	0.49		14.02	4.30	1.05	0.99		0.99		0.55		60,977	110
12-31-06	12.31	0	.09•	1.89	1.98	0.07	0.33		—	0.40		13.89	16.36	1.05	1.00		1.00		0.69		71,171	103
12-31-05	11.69	0.09		0.53	0.62	—	0	.00*	—	0	.00*	12.31	5.31	1.07	1.03		1.03		0.57		42,308	170
12-31-04	10.98	0.02		1.24	1.26	0.03	0.52		—	0.55		11.69	11.52	1.05	1.05		1.05		0.34		74,928	75
Class S2
12-31-08	13.94	0.10		(4.90)	(4.80)	0.02	0.59		—	0.61		8.53	(35.42)	1.30	1	.14†	1	.14†	0	.67†	2,213	129
12-31-07	13.82	0	.06•	0.53	0.59	0.03	0.44		—	0.47		13.94	4.11	1.30	1.14		1.14		0.40		4,304	110

12-31-06	12.26	0	.07•	1.89	1.96	0.07	0.33		—	0.40		13.82	16.20	1.30	1.15		1.15		0.53		4,560	103
12-31-05	11.67	0.05		0.54	0.59	—	0	.00*	—	0	.00*	12.26	5.06	1.32	1.18		1.18		0.45		3,134	170
12-31-04	10.96	0.02		1.22	1.24	0.01	0.52		—	0.53		11.67	11.41	1.20	1.20		1.20		0.22		2,417	75

See Accompanying Notes to Financial Statements

80

FINANCIAL HIGHLIGHTS (continued)

		Income
		(loss)
		from
		investment													Ratios to average net assets
		operations																				Supplemental
	Net												Net			Expenses						data
	asset			Net			Less distributions						asset			net of fee
	value,	Net		realized	Total								value,		Expenses	waivers		Expenses				Net assets,
	beginning	investment		and	from		From net		From net	From			end of		before	and/or		net of all		Net investment		end of	Portfolio
	of year	income		unrealized	investment		investment		realized	return of	Total		year or	Total	reductions/	recoupments,		reductions/		income		year or	turnover
	or period	(loss)		gain (loss)	operations		income		gains	capital	distributions		period	Return(1)	additions(2)(3)	if any(2)(3)		additions(2)(3)		(loss)(2)(3)		period	rate
Year or period ended	($)	($)		($)	($)		($)		($)	($)	($)		($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)

ING Evergreen Omega Portfolio
Class ADV
12-31-08	12.65	0.03		(3.32)	(3.29)		—		1.35	—	1.35		8.01	(27.86)	1.35	1	.20†	1	.19†	0	.33†	1	46
12-31-07	11.52	(0	.03)•	1.31	1.28		0.04		0.11	—	0.15		12.65	11.09	1.35	1.20		1.19		(0.20)		1	30
12-29-06(4)–12-31-06	11.52	(0	.00)*	—	(0	.00)*	—		—	—	—		11.52	—	1.35	1.20		1.18		(1.18)		1	123
Class I
12-31-08	12.88	0.10		(3.38)	(3.28)		0.06		1.35	—	1.41		8.19	(27.34)	0.60	0	.60†	0	.59†	0	.89†	120,012	46
12-31-07	11.64	0	.05•	1.34	1.39		0.04		0.11	—	0.15		12.88	11.92	0.60	0.60		0.59		0.41		186,021	30
12-31-06	10.99	0.04		0.61	0.65		—		—	—	—		11.64	5.91	0.60	0.60		0.58		0.31		190,233	123
05-02-05(4)–12-31-05	9.67	0	.01•	1.31	1.32		0	.00*	—	—	0	.00*	10.99	13.68	0.60	0.60		0.60		0.14		207,699	140
Class S
12-31-08	12.80	0	.07•	(3.36)	(3.29)		0.02		1.35	—	1.37		8.14	(27.55)	0.85	0	.85†	0	.84†	0	.67†	9,156	46
12-31-07	11.57	0.03		1.32	1.35		0.01		0.11	—	0.12		12.80	11.65	0.85	0.85		0.84		0.17		8,688	30
12-31-06	10.96	0.01		0.60	0.61		—		—	—	—		11.57	5.57	0.85	0.85		0.83		0.07		10,618	123
12-31-05	10.54	(0.02)		0.44	0.42		—		—	—	—		10.96	3.98	0.85	0.85		0.85		(0.23)		8,096	140
05-03-04(4)–12-31-04	10.00	0.03		0.56	0.59		0.05		—	—	0.05		10.54	5.86	0.85	0.85		0.85		0.28		5,670	87
Class S2
12-31-08	12.74	0.06		(3.35)	(3.29)		0.00*		1.35	—	1.35		8.10	(27.63)	1.10	1	.00†	0	.99†	0	.49†	802	46
12-31-07	11.52	0	.00•*	1.33	1.33		—		0.11	—	0.11		12.74	11.52	1.10	1.00		0.99		0.02		1,301	30
12-31-05	10.93	(0.01)		0.60	0.59		—		—	—	—		11.52	5.40	1.10	1.00		0.98		(0.08)		1,331	123
12-31-06	10.53	(0.03)		0.43	0.40		—		—	—	—		10.93	3.80	1.10	1.00		1.00		(0.37)		961	140
05-13-04(4)–12-31-04	10.00	0	.02•	0.56	0.58		0.05		—	—	0.05		10.53	5.77	1.00	1.00		1.00		0.49		317	87
ING Focus 5 Portfolio
Class ADV
12-31-08	10.41	0	.14•	(4.65)	(4.51)		0.12		—	—	0.12		5.78	(43.34)	1.40	0.99		0.99		1.69		1	88
08-20-07(4)–12-31-07	10.00	0.05		0.38	0.43		0.01		0.01	—	0.02		10.41	4.36	1.28	0.99		0.99		1.22		1	180
Class I
12-31-08	10.41	0	.17•	(4.64)	(4.47)		0.16		—	—	0.16		5.78	(42.88)	0.65	0.39		0.39		2.30		93	88
08-20-07(4)–12-31-07	10.00	0	.07•	0.39	0.46		0.04		0.01	—	0.05		10.41	4.62	0.53	0.39		0.39		1.82		1	180
Class S
12-31-08	10.41	0	.17•	(4.66)	(4.49)		0.14		—	—	0.14		5.78	(43.05)	0.90	0.64		0.64		2.09		132,036	88
08-20-07(4)–12-31-07	10.00	0	.06•	0.39	0.45		0.03		0.01	—	0.04		10.41	4.58	0.78	0.64		0.64		1.55		110,405	180
ING Franklin Income Portfolio
Class ADV
12-31-08	11.12	0.63		(3.85)	(3.22)		0.24		0.08	—	0.32		7.58	(29.64)	1.53	1.34		1.34		6.48		1	38
12-31-07	11.02	0.55		(0.31)	0.24		0.12		0.02	—	0.14		11.12	2.17	1.53	1.34		1.34		5.03		1	30
12-29-06(4)–12-31-06	11.02	(0	.00)*	—	(0	.00)*	—		—	—	—		11.02	—	1.55	1.34		1.34		(1.34)		1	9
Class I
12-31-08	11.23	0	.69•	(3.85)	(3.16)		0.32		0.08	—	0.40		7.67	(28.92)	0.78	0.74		0.74		7.17		252,264	38
12-31-07	11.05	0	.67•	(0.35)	0.32		0.12		0.02	—	0.14		11.23	2.89	0.78	0.74		0.74		5.90		197,597	30
04-28-06(4)–12-31-06	10.00	0	.35•	0.70	1.05		—		—	—	—		11.05	10.50	0.80	0.74		0.74		5.01		25,465	9
Class S
12-31-08	11.19	0	.66•	(3.82)	(3.16)		0.30		0.08	—	0.38		7.65	(28.98)	1.03	0.99		0.99		6.81		310,156	38
12-31-07	11.03	0	.62•	(0.32)	0.30		0.12		0.02	—	0.14		11.19	2.66	1.03	0.99		0.99		5.44		372,497	30
04-28-06(4)–12-31-06	10.00	0	.35•	0.68	1.03		—		—	—	—		11.03	10.30	1.05	0.99		0.99		4.82		177,754	9

See Accompanying Notes to Financial Statements

81

FINANCIAL HIGHLIGHTS (continued)

		Income
		(loss)
		from
		investment															Ratios to average net assets
		operations																						Supplemental
	Net													Net				Expenses						data
	asset			Net			Less distributions							asset				net of fee
	value,	Net		realized	Total								Payments	value,			Expenses	waivers		Expenses				Net assets,
	beginning	investment		and	from		From net		From net				by	end of			before	and/or		net of all		Net investment		end of	Portfolio
	of year	income		unrealized	investment		investment		realized		Total		affiliates	year or	Total		reductions/	recoupments,		reductions/		income		year or	turnover
	or period	(loss)		gain (loss)	operations		income		gains		distributions		(NOTE 19)	period	Return(1)		additions(2)(3)	if any(2)(3)		additions(2)(3)		(loss)(2)(3)		period	rate
Year or period ended	($)	($)		($)	($)		($)		($)		($)		($)	($)	(%)		(%)	(%)		(%)		(%)		($000’s)	(%)

Class S2
12-31-08	11.17	0.72		(3.89)	(3.17)		0.29		0.08		0.37		—	7.63	(29.11)		1.28	1.14		1.14		6.57		5,878	38
12-31-07	11.02	0	.60•	(0.31)	0.29		0.12		0.02		0.14		—	11.17	2.56		1.28	1.14		1.14		5.32		9,017	30
05-03-06(4)–12-31-06	9.99	0	.33•	0.70	1.03		—		—		—		—	11.02	10.31		1.30	1.14		1.14		4.57		2,917	9
ING Franklin Mutual Shares Portfolio
Class ADV
12-31-08	9.63	0.10		(3.77)	(3.67)		0.22		0.01		0.23		—	5.73	(38.07)		1.53	1.38		1.38		1.25		1	43
04-30-07(4)–12-31-07	10.00	0	.07•	(0.44)	(0.37)		—		0	.00*	0	.00*	—	9.63	(3.67)		1.53	1.38		1.38		0.98		1	17
Class I
12-31-08	9.67	0	.15•	(3.79)	(3.64)		0.29		0.01		0.30		—	5.73	(37.61)		0.78	0.78		0.78		1.88		229,057	43
04-30-07(4)–12-31-07	10.00	0	.10•	(0.42)	(0.32)		0.01		—		0.01		—	9.67	(3.19)		0.78	0.78		0.78		1.48		175,811	17
Class S
12-31-08	9.66	0.13		(3.78)	(3.65)		0.27		0.01		0.28		—	5.73	(37.77)		1.03	1.03		1.03		1.64		153,125	43
04-30-07(4)–12-31-07	10.00	0	.05•	(0.39)	(0.34)		—		0	.00*	0	.00*	—	9.66	(3.37)		1.03	1.03		1.03		0.81		217,507	17
ING International Growth Opportunities Portfolio
Class ADV
12-31-08	10.21	0	.25•	(4.67)	(4.42)		0.05		2.53		2.58		0.16	3.37	(52	.68)††	1.80	1	.65†	1	.65†	5	.30†	3	135
12-31-07	10.70	0.03		1.76	1.79		0.16		2.12		2.28		—	10.21	17.74		1.76	1	.61†	1	.61†	0	.32†	1	135
12-29-06(4)–12-31-06	10.70	(0	.00)*	—	(0	.00)*	—		—		—		—	10.70	—		1.77	1.62		1.62		(1.62)		1	148
Class I
12-31-08	10.34	0	.48•	(4.89)	(4.41)		0.13		2.53		2.66		0.16	3.43	(52	.14)††	1.05	1	.05†	1	.05†	13	.78†	990	135
12-31-07	10.73	0.09		1.80	1.89		0.16		2.12		2.28		—	10.34	18.72		1.01	1	.01†	1	.01†	0	.90†	1	135
04-28-06(4)–12-31-06	12.02	0	.10•	0.39	0.49		0.22		1.56		1.78		—	10.73	5.92		1.02	1.02		1.02		1.35		1	148
Class S
12-31-08	10.36	0.10		(4.56)	(4.45)		0.10		2.53		2.63		0.16	3.44	(52	.34)††	1.30	1	.30†	1	.30†	1	.20†	58,618	135
12-31-07	10.74	0	.07•	1.80	1.87		0.13		2.12		2.25		—	10.36	18.47		1.26	1	.26†	1	.26†	0	.66†	157,449	135
12-31-06	10.46	0	.12•	1.91	2.03		0.19		1.56		1.75		—	10.74	21.56		1.27	1.27		1.27		1.11		172,564	148
12-31-05	10.27	0.14		0.82	0.96		0.25		0.52		0.77		—	10.46	10.50		1.26	1.26		1.26		1.29		179,170	123
12-31-04	8.88	0.12		1.36	1.48		0.09		—		0.09		—	10.27	16.71		1.26	1.26		1.26		1.19		201,115	87
Class S2
12-31-08	10.31	0.08		(4.53)	(4.45)		0.08		2.53		2.61		0.16	3.41	(52	.52)††	1.55	1	.45†	1	.45†	1	.16†	4,457	135
12-31-07	10.70	0.06		1.79	1.85		0.12		2.12		2.24		—	10.31	18.30		1.51	1	.41†	1	.41†	0	.49†	10,821	135
12-31-06	10.42	0	.10•	1.91	2.01		0.17		1.56		1.73		—	10.70	21.44		1.52	1.42		1.42		0.95		10,451	148
12-31-05	10.25	0.11		0.83	0.94		0.25		0.52		0.77		—	10.42	10.30		1.51	1.41		1.41		1.11		10,096	123
12-31-04	8.89	0.07		1.39	1.46		0.10		—		0.10		—	10.25	16.47		1.41	1.41		1.41		0.94		9,103	87
ING JPMorgan Small Cap Core Equity Portfolio
Class ADV
12-31-08	13.09	0.02		(3.72)	(3.70)		0	.00*	1.10		1.10		—	8.29	(30.14)		1.63	1	.46†	1	.46†	0	.15†	1,619	62
12-31-07	14.10	0	.03•	(0.23)	(0.20)		0.02		0.79		0.81		—	13.09	(2.09)		1.63	1.45		1.45		0.23		2,602	47
12-31-06	12.44	(0.01)		2.00	1.99		—		0.33		0.33		—	14.10	16.24		1.63	1.46		1.46		(0.04)		1,954	43
12-31-05	13.34	(0	.03)•	0.44	0.41		—		1.31		1.31		—	12.44	3.37		1.64	1.49		1.48		(0.21)		746	57
08-12-04(4)–12-31-04	10.76	(0.02)		2.61	2.59		—		0.01		0.01		—	13.34	24.11		1.49	1.49		1.49		(0.38)		260	147
Class I
12-31-08	13.36	0.06		(3.77)	(3.71)		0.09		1.10		1.19		—	8.46	(29.74)		0.88	0	.86†	0	.86†	0	.77†	113,694	62
12-31-07	14.33	0.12		(0.25)	(0.13)		0.05		0.79		0.84		—	13.36	(1.56)		0.88	0.85		0.85		0.81		117,034	47
12-31-06	12.57	0.06		2.04	2.10		0.01		0.33		0.34		—	14.33	16.95		0.88	0.86		0.86		0.50		131,532	43
12-31-05	13.39	0	.05•	0.44	0.49		—		1.31		1.31		—	12.57	4.00		0.89	0.89		0.88		0.39		94,448	57
05-06-04(4)–12-31-04	11.15	0.01		2.24	2.25		—		0.01		0.01		—	13.39	20.21		0.89	0.89		0.89		0.12		41,807	147

See Accompanying Notes to Financial Statements

82

FINANCIAL HIGHLIGHTS (continued)

		Income
		(loss)
		from
		investment										Ratios to average net assets
		operations																	Supplemental
	Net									Net			Expenses						data
	asset			Net		Less distributions				asset			net of fee
	value,	Net		realized	Total					value,		Expenses	waivers		Expenses				Net assets,
	beginning	investment		and	from	From net	From net	From		end of		before	and/or		net of all		Net Investment		end of	Portfolio
	of year	income		unrealized	investment	investment	realized	return of	Total	year or	Total	reductions/	recoupments,		reductions/		income		year or	turnover
	or period	(loss)		gain (loss)	operations	income	gains	capital	distributions	period	Return(1)	additions(2)(3)	if any(2)(3)		additions(2)(3)		(loss)(2)(3)		period	rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)

Class S
12-31-08	13.27	0.07		(3.79)	(3.72)	0.05	1.10	—	1.15	8.40	(29.95)	1.13	1	.11†	1	.11†	0	.49†	138,139	62
12-31-07	14.23	0.08		(0.23)	(0.15)	0.02	0.79	—	0.81	13.27	(1.69)	1.13	1.10		1.10		0.56		251,078	47
12-31-06	12.51	0.03		2.02	2.05	—	0.33	—	0.33	14.23	16.63	1.13	1.11		1.11		0.25		248,675	43
12-31-05	13.37	0	.02•	0.43	0.45	—	1.31	—	1.31	12.51	3.69	1.14	1.14		1.13		0.14		180,454	57
12-31-04	10.63	(0.02)		2.77	2.75	—	0.01	—	0.01	13.37	25.91	1.15	1.15		1.15		(0.30)		158,732	147
Class S2
12-31-08	13.16	0.05		(3.75)	(3.70)	0.03	1.10	—	1.13	8.33	(30.03)	1.38	1	.26†	1	.26†	0	.34†	30,011	62
12-31-07	14.13	0.06		(0.24)	(0.18)	—	0.79	—	0.79	13.16	(1.90)	1.38	1.25		1.25		0.41		50,954	47
12-31-06	12.44	0.01		2.01	2.02	—	0.33	—	0.33	14.13	16.48	1.38	1.26		1.26		0.09		54,106	43
12-31-05	13.32	(0	.00)*	0.43	0.43	—	1.31	—	1.31	12.44	3.55	1.39	1.29		1.28		(0.01)		45,413	57
12-31-04	10.60	(0.03)		2.76	2.73	—	0.01	—	0.01	13.32	25.79	1.30	1.30		1.30		(0.42)		32,605	147
ING JPMorgan Value Opportunities Portfolio
Class ADV
12-31-08	11.63	0	.14•	(4.47)	(4.33)	0.27	1.12	—	1.39	5.91	(39.65)	1.30	1	.13†	1	.13†	1	.67†	12	95
12-31-07	12.64	0	.15•	(0.27)	(0.12)	0.17	0.72	—	0.89	11.63	(1.62)	1.29	1.13		1.13		1.20		15	84
05-30-06(4)–12-31-06	11.02	0	.09•	1.76	1.85	0.09	0.14	—	0.23	12.64	16.99	1.30	1.13		1.13		0.90		9	90
Class I
12-31-08	11.76	0	.20•	(4.54)	(4.34)	0.36	1.12	—	1.48	5.94	(39.34)	0.55	0	.53†	0	.53†	2	.27†	218,059	95
12-31-07	12.71	0	.23•	(0.26)	(0.03)	0.20	0.72	—	0.92	11.76	(0.96)	0.54	0.53		0.53		1.80		302,744	84
12-31-06	10.76	0	.23•	1.95	2.18	0.09	0.14	—	0.23	12.71	20.47	0.55	0.53		0.53		1.97		264,845	90
05-04-05(4)–12-31-05	10.17	0	.14•	0.45	0.59	—	—	—	—	10.76	5.80	0.53	0.53		0.53		1.97		109,779	48
Class S
12-31-08	11.75	0.22		(4.59)	(4.37)	0.28	1.12	—	1.40	5.98	(39.49)	0.80	0	.78†	0	.78†	1	.98†	23,387	95
12-31-07	12.69	0	.19•	(0.25)	(0.06)	0.16	0.72	—	0.88	11.75	(1.17)	0.79	0.78		0.78		1.52		50,933	84
12-31-06	10.74	0	.19•	1.94	2.13	0.04	0.14	—	0.18	12.69	20.04	0.80	0.78		0.78		1.71		79,126	90
04-29-05(4)–12-31-05	10.00	0	.11•	0.63	0.74	—	—	—	—	10.74	7.40	0.78	0.78		0.78		1.53		169,410	48
Class S2
12-31-08	11.67	0.23		(4.57)	(4.34)	0.25	1.12	—	1.37	5.96	(39.55)	1.05	0	.93†	0	.93†	1	.82†	690	95
12-31-07	12.63	0.17		(0.25)	(0.08)	0.16	0.72	—	0.88	11.67	(1.29)	1.04	0.93		0.93		1.39		1,673	84
12-31-06	10.73	0	.18•	1.93	2.11	0.07	0.14	—	0.21	12.63	19.94	1.05	0.93		0.93		1.57		1,711	90
05-04-05(4)–12-31-05	10.17	0	.10•	0.46	0.56	—	—	—	—	10.73	5.51	1.03	0.93		0.93		1.45		1,175	48
ING Legg Mason Value Portfolio
Class ADV
12-31-08	10.37	0.02		(5.20)	(5.18)	—	1.86	—	1.86	3.33	(55.70)	1.49	1.34		1.30		0.32		1,616	34
12-31-07	11.20	(0.06)		(0.63)	(0.69)	—	0.14	—	0.14	10.37	(6.30)	1.49	1.34		1.33		(0.47)		6,190	28
12-31-06	10.59	(0.04)		0.68	0.64	—	0.03	—	0.03	11.20	6.12	1.53	1.38		1.37		(0.53)		7,427	11
04-11-05(4)–12-31-05	9.55	(0	.06)•	1.12	1.06	—	0.02	—	0.02	10.59	11.11	1.54	1.39		1.39		(0.60)		2,653	11
Class I
12-31-08	10.54	0	.08•	(5.33)	(5.25)	0.02	1.86	—	1.88	3.41	(55.46)	0.74	0.74		0.70		0.95		12,536	34
12-31-07	11.31	0.01		(0.64)	(0.63)	—	0.14	—	0.14	10.54	(5.71)	0.74	0.74		0.73		0.15		531,658	28
12-31-06	10.63	0.01		0.70	0.71	—	0.03	—	0.03	11.31	6.76	0.78	0.78		0.77		0.10		373,802	11
12-31-05	10.03	0	.01•	0.61	0.62	—	0.02	—	0.02	10.63	6.19	0.79	0.79		0.79		0.07		44,965	11
05-06-04(4)–12-31-04	8.86	0	.00*	1.20	1.20	0.03	—	—	0.03	10.03	13.52	0.81	0.81		0.81		0.13		3,713	95

See Accompanying Notes to Financial Statements

83

FINANCIAL HIGHLIGHTS (continued)

		Income
		(loss)
		from
		investment													Ratios to average net assets
		operations																				Supplemental
	Net												Net			Expenses						data
	asset			Net				Less distributions					asset			net of fee
	value,	Net		realized		Total							value,		Expenses	waivers		Expenses				Net assets,
	beginning	investment		and		from		From net		From net	From		end of		before	and/or		net of all		Net investment		end of	Portfolio
	of year	income		unrealized		investment		investment		realized	return of	Total	year or	Total	reductions/	recoupments,		reductions/		income		year or	turnover
	or period	(loss)		gain (loss)		operations		income		gains	capital	distributions	period	Return(1)	additions(2)(3)	if any(2)(3)		additions(2)(3)		(loss)(2)(3)		period	rate
Year or period ended	($)	($)		($)		($)		($)		($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)

Class S
12-31-08	10.46	0.04		(5.25)		(5.21)		0	.00*	1.86	—	1.86	3.39	(55.45)	0.99	0.99		0.95		0.74		137,402	34
12-31-07	11.26	(0.01)		(0.65)		(0.66)		—		0.14	—	0.14	10.46	(6.00)	0.99	0.99		0.98		(0.12)		384,079	28
12-31-06	10.61	(0.02)		0.70		0.68		—		0.03	—	0.03	11.26	6.49	1.03	1.03		1.02		(0.20)		452,029	11
12-31-05	10.03	(0	.02)•	0.62		0.60		—		0.02	—	0.02	10.61	5.99	1.04	1.04		1.04		(0.20)		546,328	11
12-31-04	8.82	(0.01)		1.23		1.22		0.01		—	—	0.01	10.03	13.87	1.06	1.06		1.06		(0.07)		324,740	95
Class S2
12-31-08	10.40	0.03		(5.21)		(5.18)		—		1.86	—	1.86	3.36	(55.50)	1.24	1.14		1.10		0.59		9,724	34
12-31-07	11.21	(0.03)		(0.64)		(0.67)		—		0.14	—	0.14	10.40	(6.12)	1.24	1.14		1.13		(0.27)		25,455	28
12-31-06	10.58	(0.04)		0.70		0.66		—		0.03	—	0.03	11.21	6.32	1.28	1.18		1.17		(0.34)		30,028	11
12-31-05	10.02	(0	.03)•	0.61		0.58		—		0.02	—	0.02	10.58	5.80	1.29	1.19		1.19		(0.35)		27,154	11
12-31-04	8.83	(0.02)		1.23		1.21		0.02		—	—	0.02	10.02	13.66	1.21	1.21		1.21		(0.23)		13,927	95
ING Limited Maturity Bond Portfolio
Class ADV
12-31-08	11.01	0.41		(0.47)		(0.06)		0.68		0.08	—	0.76	10.19	(0.73)	1.02	0	.87†	0	.87†	3	.83†	1	310
12-31-07	10.66	0.45		0.10		0.55		0.20		—	—	0.20	11.01	5.23	1.02	0	.87†	0	.87†	4	.19†	1	439
04-28-06(4)–12-31-06	10.80	0	.28•	0	.00*	0.28		0.42		—	—	0.42	10.66	2.68	1.03	0	.88†	0	.88†	3	.84†	1	352
Class I
12-31-08	11.09	0	.49•	(0.46)		0.03		0.76		0.08	—	0.84	10.28	0.06	0.27	0	.27†	0	.27†	4	.45†	213,975	310
12-31-07	10.70	0	.52•	0.12		0.64		0.25		—	—	0.25	11.09	6.09	0.27	0	.27†	0	.27†	4	.78†	487,841	439
12-31-06	10.70	0	.49•	(0.07)		0.42		0.42		—	—	0.42	10.70	4.02	0.28	0	.28†	0	.28†	4	.64†	118,858	352
04-29-05(4)–12-31-05	11.14	0	.28•	(0.12)		0.16		0.57		0.03	—	0.60	10.70	1.44	0.29	0.29		0.29		3.96		3,265	219
Class S
12-31-08	11.12	0	.45•	(0.45)		(0	.00)*	0.73		0.08	—	0.81	10.31	(0.23)	0.52	0	.52†	0	.52†	4	.13†	205,438	310
12-31-07	10.73	0	.50•	0.11		0.61		0.22		—	—	0.22	11.12	5.77	0.52	0	.52†	0	.52†	4	.55†	251,309	439
12-31-06	10.72	0	.46•	(0.06)		0.40		0.39		—	—	0.39	10.73	3.83	0.53	0	.53†	0	.53†	4	.27†	295,289	352
12-31-05	11.10	0	.37•	(0.19)		0.18		0.53		0.03	—	0.56	10.72	1.63	0.54	0.54		0.54		3.44		300,275	219
12-31-04	11.65	0	.65•	(0.49)		0.16		0.61		0.10	—	0.71	11.10	1.38	0.53	0.53		0.53		3.35		393,161	197
Class S2
12-31-08	11.08	0.43		(0.44)		(0.01)		0.72		0.08	—	0.80	10.27	(0.29)	0.77	0	.67†	0	.67†	3	.97†	1	310
12-31-07	10.70	0.47		0.14		0.61		0.23		—	—	0.23	11.08	5.74	0.77	0	.67†	0	.67†	4	.42†	1	439
04-28-06(4)–12-31-06	10.80	0	.30•	0.02		0.32		0.42		—	—	0.42	10.70	3.06	0.78	0	.68†	0	.68†	4	.16†	1	352
ING Lord Abbett Affiliated Portfolio
Class ADV
12-31-08	12.48	0.11		(4.42)		(4.31)		0.16		1.52	—	1.68	6.49	(36.86)	1.50	1	.35†	1	.35†	1	.16†	1	108
12-31-07	12.51	0.09		0.38		0.47		0.19		0.31	—	0.50	12.48	3.67	1.50	1.35		1.34		0.72		1	131
04-28-06(4)–12-31-06	12.92	0	.08•	0.82		0.90		0.16		1.15	—	1.31	12.51	7.95	1.50	1.35		1.34		1.00		1	48
Class I
12-31-08	12.68	0.17		(4.48)		(4.31)		0.32		1.52	—	1.84	6.53	(36.39)	0.75	0	.75†	0	.75†	1	.70†	78,882	108
12-31-07	12.68	0	.16•	0.40		0.56		0.25		0.31	—	0.56	12.68	4.35	0.75	0.75		0.74		1.25		142,519	131
12-31-06	11.98	0	.19•	1.82		2.01		0.16		1.15	—	1.31	12.68	17.92	0.75	0.75		0.74		1.56		91,058	48
12-31-05	11.50	0	.16•	0.49		0.65		0.17		—	—	0.17	11.98	5.73	0.75	0.75		0.75		1.36		1,270	141
12-31-04	10.51	0	.13•	0.95		1.08		0.09		—	—	0.09	11.50	10.26	0.75	0.75		0.75		1.65		1,286	36
Class S
12-31-08	12.68	0.17		(4.51)		(4.34)		0.25		1.52	—	1.77	6.57	(36.58)	1.00	1	.00†	1	.00†	1	.46†	60,368	108
12-31-07	12.67	0	.14•	0.40		0.54		0.22		0.31	—	0.53	12.68	4.15	1.00	1.00		0.99		1.07		127,090	131
12-31-06	11.96	0	.15•	1.82		1.97		0.11		1.15	—	1.26	12.67	17.60	1.00	1.00		0.99		1.25		161,230	48
12-31-05	11.48	0	.13•	0.49		0.62		0.14		—	—	0.14	11.96	5.48	1.00	1.00		1.00		1.10		176,644	141
12-31-04	10.51	0.14		0.90		1.04		0.07		—	—	0.07	11.48	9.92	1.00	1.00		1.00		1.34		210,577	36

See Accompanying Notes to Financial Statements

84

FINANCIAL HIGHLIGHTS (continued)

		Income
		(loss)
		from
		investment												Ratios to average net assets
		operations																			Supplemental
	Net											Net			Expenses						data
	asset			Net			Less distributions					asset			net of fee
	value,	Net		realized	Total							value,		Expenses	waivers		Expenses				Net assets,
	beginning	investment		and	from		From net	From net		From		end of		before	and/or		net of all		Net investment		end of	Portfolio
	of year	income		unrealized	investment		investment	realized		return of	Total	year or	Total	reductions/	recoupments,		reductions/		income		year or	turnover
	or period	(loss)		gain (loss)	operations		income	gains		capital	distributions	period	Return(1)	additions(2)(3)	if any(2)(3)		additions(2)(3)		(loss)(2)(3)		period	rate
Year or period ended	($)	($)		($)	($)		($)	($)		($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)

Class S2
12-31-08	12.61	0.13		(4.45)	(4.32)		0.23	1.52		—	1.75	6.54	(36.67)	1.25	1	.15†	1	.15†	1	.31†	1,891	108
12-31-07	12.61	0	.12•	0.40	0.52		0.21	0.31		—	0.52	12.61	4.03	1.25	1.15		1.14		0.91		3,429	131
12-31-06	11.94	0	.14•	1.79	1.93		0.11	1.15		—	1.26	12.61	17.31	1.25	1.15		1.14		1.12		3,688	48
12-31-05	11.47	0	.11•	0.50	0.61		0.14	—		—	0.14	11.94	5.41	1.25	1.15		1.15		0.94		2,803	141
12-31-04	10.52	0	.13•	0.89	1.02		0.07	—		—	0.07	11.47	9.73	1.15	1.15		1.15		1.22		1,917	36
ING Multi-Manager International Small Cap Portfolio
Class ADV
04-28-08(4)–12-31-08	10.00	0.02		(4.63)	(4.61)		—	—		—	—	5.39	(46.10)	2.16	1	.82†	1	.82†	0	.48†	2	68
Class I
04-28-08(4)–12-31-08	10.00	0.04		(4.63)	(4.59)		—	—		—	—	5.41	(45.90)	1.41	1	.22†	1	.22†	1	.06†	119,794	68
Class S
04-28-08(4)–12-31-08	10.00	0.03		(4.63)	(4.60)		—	—		—	—	5.40	(46.00)	1.66	1	.47†	1	.47†	1	.05†	2,813	68
Class S2
04-28-08(4)–12-31-08	10.00	0.04		(4.64)	(4.60)		—	—		—	—	5.40	(46.00)	1.91	1	.62†	1	.62†	0	.74†	2	68
ING PIMCO High Yield Portfolio
Class ADV
12-31-08	9.88	0	.64•	(2.80)	(2.16)		0.65	0	.00*	0.06	0.71	7.01	(22.84)	1.24	1.09		1.09		7.24		211	416
12-31-07	10.32	0.66		(0.41)	0.25		0.64	0.05		—	0.69	9.88	2.46	1.25	1.10		1.10		6.49		315	153
05-22-06(4)–12-31-06	10.14	0.39		0.19	0.58		0.31	0.09		—	0.40	10.32	5.83	1.25	1.10		1.10		6.47		3	72
Class I
12-31-08	9.88	0.66		(2.76)	(2.10)		0.70	0	.00*	0.06	0.76	7.02	(22.37)	0.49	0.49		0.49		8.50		405,134	416
12-31-07	10.31	0.71		(0.39)	0.32		0.70	0.05		—	0.75	9.88	3.12	0.50	0.50		0.50		6.93		45,773	153
12-31-06	10.20	0	.72•	0.18	0.90		0.70	0.09		—	0.79	10.31	9.22	0.50	0.50		0.50		7.11		162,093	72
04-29-05(4)–12-31-05	10.07	0	.48•	0.16	0.64		0.49	0.02		—	0.51	10.20	6.48	0.50	0.50		0.50		7.10		841	102
Class S
12-31-08	9.89	0	.67•	(2.80)	(2.13)		0.68	0	.00*	0.06	0.74	7.02	(22.53)	0.74	0.74		0.74		7.58		358,998	416
12-31-07	10.32	0	.69•	(0.40)	0.29		0.67	0.05		—	0.72	9.89	2.86	0.75	0.75		0.75		6.76		614,158	153
12-31-06	10.21	0.70		0.17	0.87		0.67	0.09		—	0.76	10.32	8.95	0.75	0.75		0.75		6.85		689,288	72
12-31-05	10.50	0	.67•	(0.24)	0.43		0.70	0.02		—	0.72	10.21	4.33	0.75	0.75		0.75		6.53		721,985	102
05-03-04(4)–12-31-04	10.00	0.42		0.48	0.90		0.40	—		—	0.40	10.50	9.24	0.74	0.74		0.74		6.19		697,885	50
Class S2
12-31-08	9.90	0	.66•	(2.80)	(2.14)		0.68	0	.00*	0.06	0.74	7.02	(22.60)	0.99	0.89		0.89		7.48		1	416
12-31-07	10.32	0.67		(0.38)	0.29		0.66	0.05		—	0.71	9.90	2.84	1.00	0.90		0.90		6.57		1	153
12-29-06(4)–12-31-06	10.32	(0	.00)*	—	(0	.00)*	—	—		—	—	10.32	—	1.00	0.90		0.90		(0.90)		1	72
ING Pioneer Equity Income Portfolio
Class ADV
12-31-08	9.18	0.20		(3.00)	(2.80)		0.19	—		0.01	0.20	6.18	(30.38)	1.56	1	.29†	1	.29†	2	.44†	1	23
05-11-07(4)–12-31-07	10.00	0.15		(0.89)	(0.74)		0.08	—		—	0.08	9.18	(7.39)	1.53	1.29		1.28		2.35		1	20
Class I
12-31-08	9.18	0.24		(3.02)	(2.78)		0.23	—		0.01	0.24	6.16	(30.12)	0.81	0	.69†	0	.69†	3	.06†	116,455	23
05-11-07(4)–12-31-07	10.00	0	.19•	(0.88)	(0.69)		0.13	—		—	0.13	9.18	(6.94)	0.78	0.69		0.68		3.16		165,905	20
Class S
12-31-08	9.18	0.22		(3.02)	(2.80)		0.23	—		0.01	0.24	6.14	(30.34)	1.06	0	.94†	0	.94†	2	.70†	1	23
05-11-07(4)–12-31-07	10.00	0	.17•	(0.89)	(0.72)		0.10	—		—	0.10	9.18	(7.17)	1.03	0.94		0.93		2.73		1	20

See Accompanying Notes to Financial Statements

85

FINANCIAL HIGHLIGHTS (continued)

		Income
		(loss)
		from
		investment													Ratios to average net assets
		operations																				Supplemental
	Net											Net				Expenses						data
	asset			Net			Less distributions					asset				net of fee
	value,	Net		realized	Total							value,			Expenses	waivers		Expenses				Net assets,
	beginning	investment		and	from		From net	From net		From		end of			before	and/or		net of all		Net investment		end of	Portfolio
	of year	income		unrealized	investment		investment	realized		return of	Total	year or	Total		reductions/	recoupments,		reductions/		income		year or	turnover
	or period	(loss)		gain (loss)	operations		income	gains		capital	distributions	period	Return(1)		additions(2)(3)	if any(2)(3)		additions(2)(3)		(loss)(2)(3)		period	rate
Year or period ended	($)	($)		($)	($)		($)	($)		($)	($)	($)	(%)		(%)	(%)		(%)		(%)		($000’s)	(%)

ING Pioneer Fund Portfolio
Class ADV
12-31-08	13.02	0.13		(4.56)	(4.43)		0.20	0.45		0.01	0.66	7.93	(34.98)		1.48	1	.29†	1	.28†	1	.12†	1	13
12-31-07	12.89	0	.08•	0.52	0.60		0.16	0.31		—	0.47	13.02	4.51		1.49	1.29		1.29		0.61		1	24
12-29-06(4)–12-31-06	12.89	(0	.00)*	—	(0	.00)*	—	—		—	—	12.89	—		1.51	1.31		1.31		(1.31)		1	19
Class I
12-31-08	13.16	0.22		(4.62)	(4.40)		0.38	0.45		0.01	0.84	7.92	(34.53)		0.73	0	.69†	0	.68†	1	.75†	23,411	13
12-31-07	12.92	0.16		0.55	0.71		0.16	0.31		—	0.47	13.16	5.36		0.74	0.69		0.69		1.24		41,028	24
12-31-06	11.04	0.16		1.72	1.88		—	—		—	—	12.92	17.03		0.76	0.71		0.71		1.33		31,524	19
04-29-05(4)–12-31-05	10.06	0	.11•	0.92	1.03		0.05	0	.00*	—	0.05	11.04	10	.25(a)	0.75	0.71		0.71		1.49		28,289	39
Class S
12-31-08	13.12	0.20		(4.62)	(4.42)		0.31	0.45		0.01	0.77	7.93	(34.72)		0.98	0	.94†	0	.93†	1	.50†	49,041	13
12-31-07	12.89	0.14		0.53	0.67		0.13	0.31		—	0.44	13.12	5.07		0.99	0.94		0.94		0.98		94,535	24
12-31-06	11.04	0.12		1.73	1.85		—	—		—	—	12.89	16.76		1.01	0.96		0.96		1.08		98,788	19
05-03-05(4)–12-31-05	10.17	0	.09•	0.82	0.91		0.04	0	.00*	—	0.04	11.04	8	.99(a)	1.00	0.96		0.96		1.27		82,505	39
Class S2
12-31-08	13.04	0.17		(4.60)	(4.43)		0.22	0.45		0.01	0.68	7.93	(34.96)		1.23	1	.09†	1	.08†	1	.44†	1	13
12-31-07	12.89	0	.12•	0.50	0.62		0.16	0.31		—	0.47	13.04	4.66		1.24	1.09		1.09		0.90		1	24
12-29-06(4)–12-31-06	12.89	(0	.00)*	—	(0	.00)*	—	—		—	—	12.89	—		1.26	1.11		1.11		(1.11)		1	19
ING Stock Index Portfolio
Class I
12-31-08	12.94	0	.23•	(4.97)	(4.74)		0.39	0.11		—	0.50	7.70	(37.12)		0.26	0	.26†	0	.26†	2	.14†	333,552	3
12-31-07	12.85	0.23		0.46	0.69		0.22	0.38		—	0.60	12.94	5.28		0.26	0	.26†	0	.26†	1	.90†	481,091	4
12-31-06	11.40	0	.21•	1.52	1.73		0.19	0.09		—	0.28	12.85	15.52		0.27	0	.27†	0	.27†	1	.74†	405,602	9
12-31-05	10.90	0.19		0.31	0.50		—	—		—	—	11.40	4.59		0.28	0.28		0.28		1.68		388,184	6
05-03-04(4)–12-31-04	10.00	0.11		0.94	1.05		0.12	0.03		—	0.15	10.90	10.52		0.27	0.27		0.27		2.14		378,706	8
Class S
12-31-08	12.91	0	.21•	(4.96)	(4.75)		0.38	0.11		—	0.49	7.67	(37.35)		0.51	0	.51†	0	.51†	2	.03†	14,414	3
04-30-07(4)–12-31-07	13.49	0	.18•	(0.16)	0.02		0.22	0.38		—	0.60	12.91	0.06		0.51	0	.51†	0	.51†	2	.03†	5,358	4
Class S2
12-31-08	12.89	0	.19•	(4.95)	(4.76)		0.37	0.11		—	0.48	7.65	(37.42)		0.76	0	.66†	0	.66†	1	.96†	12,788	3
08-01-07(4)–12-31-07	12.79	0	.14•	(0.04)	0.10		—	—		—	—	12.89	0.78		0.76	0	.66†	0	.66†	2	.62†	2,005	4
ING Templeton Global Growth Portfolio
Class ADV
12-31-08	14.20	0	.18•	(5.72)	(5.54)		0.05	0.50		—	0.55	8.11	(40.06)		1.64	1.49		1.49		1.60		1	12
12-31-07	14.39	0	.13•	0.19	0.32		0.18	0.33		—	0.51	14.20	2.01		1.66	1.50		1.50		0.89		1	23
12-29-06(4)–12-31-06	14.39	(0	.00)*	—	(0	.00)*	—	—		—	—	14.39	—		1.68	1.53		1.53		(1.53)		1	20
Class I
12-31-08	14.38	0	.24•	(5.75)	(5.51)		0.16	0.50		—	0.66	8.21	(39.57)		0.89	0.89		0.89		2.19		229,007	12
12-31-07	14.47	0	.12•	0.30	0.42		0.18	0.33		—	0.51	14.38	2.69		0.90	0.90		0.90		0.82		177,447	23
04-28-06(4)–12-31-06	14.83	0	.15•	1.37	1.52		0.17	1.71		—	1.88	14.47	12.03		0.93	0.93		0.93		1.58		1	20
Class S
12-31-08	14.39	0.26		(5.80)	(5.54)		0.12	0.50		—	0.62	8.23	(39.68)		1.14	1.14		1.14		2.07		244,440	12
12-31-07	14.49	0	.18•	0.20	0.38		0.15	0.33		—	0.48	14.39	2.41		1.15	1.15		1.15		1.22		466,444	23
12-31-06	13.61	0.17		2.56	2.73		0.14	1.71		—	1.85	14.49	21.92		1.18	1.18		1.17		1.28		478,331	20
12-31-05	12.48	0.09		1.13	1.22		0.09	—		—	0.09	13.61	9.88		1.22	1.22		1.22		0.67		380,403	109
12-31-04	11.30	0.05		1.19	1.24		0.06	—		—	0.06	12.48	10.95		1.26	1.26		1.26		0.45		389,945	28

See Accompanying Notes to Financial Statements

86

FINANCIAL HIGHLIGHTS (continued)

		Income
		(loss)
		from
		investment												Ratios to average net assets
		operations																			Supplemental
	Net											Net			Expenses						data
	asset			Net			Less distributions					asset			net of fee
	value,	Net		realized		Total						value,		Expenses	waivers		Expenses				Net assets,
	beginning	investment		and		from	From net		From net	From		end of		before	and/or		net of all		Net investment		end of	Portfolio
	of year	income		unrealized		investment	investment		realized	return of	Total	year or	Total	reductions/	recoupments,		reductions/		income		year or	turnover
	or period	(loss)		gain (loss)		operations	income		gains	capital	distributions	period	Return(1)	additions(2)(3)	if any(2)(3)		additions(2)(3)		(loss)(2)(3)		period	rate
Year or period ended	($)	($)		($)		($)	($)		($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)

Class S2
12-31-08	14.29	0.27		(5.79)		(5.52)	0.09		0.50	—	0.59	8.18	(39.77)	1.39	1.29		1.29		1.93		3,738	12
12-31-07	14.39	0.17		0.19		0.36	0.13		0.33	—	0.46	14.29	2.31	1.40	1.30		1.30		1.08		8,171	23
12-31-06	13.54	0.14		2.55		2.69	0.13		1.71	—	1.84	14.39	21.71	1.43	1.33		1.32		1.11		8,480	20
12-31-05	12.43	0.06		1.14		1.20	0.09		—	—	0.09	13.54	9.78	1.47	1.37		1.37		0.49		6,469	109
12-31-04	11.30	0.02		1.18		1.20	0.07		—	—	0.07	12.43	10.64	1.41	1.41		1.41		0.21		4,770	28
ING Van Kampen Real Estate Portfolio
Class ADV
12-31-08	28.02	0	.47•	(9.82)		(9.35)	0.32		4.58	—	4.90	13.77	(38.73)	1.40	1	.24†	1	.24†	2	.08†	931	53
12-31-07	38.58	0	.42•	(6.66)		(6.24)	0.45		3.87	—	4.32	28.02	(18.02)	1.39	1.24		1.24		1.23		848	40
04-17-06(4)–12-31-06	33.28	0	.22•	8.33		8.55	0.52		2.73	—	3.25	38.58	27.48	1.40	1.25		1.25		0.88		548	28
Class I
12-31-08	28.55	0	.58•	(10.01)		(9.43)	0.41		4.58	—	4.99	14.13	(38.36)	0.65	0	.64†	0	.64†	2	.58†	370,871	53
12-31-07	39.06	0	.72•	(6.85)		(6.13)	0.51		3.87	—	4.38	28.55	(17.52)	0.64	0.64		0.64		2.05		337,942	40
12-31-06	31.11	0	.65•	10.55		11.20	0.52		2.73	—	3.25	39.06	37.95	0.65	0.65		0.65		1.84		224,507	28
12-31-05	27.68	0	.58(b)	4	.06†(b)	4.64	0.35		0.86	—	1.21	31.11	17.11	0.65	0.65		0.65		1	.86†	9,654	24
12-31-04	20.48	0.60		7.20		7.80	0.38		0.22	—	0.60	27.68	38.13	0.67	0.67		0.67		4.55		4,711	18
Class S
12-31-08	28.41	0	.52•	(9.97)		(9.45)	0.30		4.58	—	4.88	14.08	(38.51)	0.90	0	.89†	0	.89†	2	.17†	324,906	53
12-31-07	38.89	0	.44•	(6.64)		(6.20)	0.41		3.87	—	4.28	28.41	(17.74)	0.89	0.89		0.89		1.22		644,502	40
12-31-06	30.98	0	.41•	10.67		11.08	0.44		2.73	—	3.17	38.89	37.63	0.90	0.90		0.90		1.19		1,025,126	28
12-31-05	27.61	0	.47(b)•	4	.07(b)	4.54	0.31		0.86	—	1.17	30.98	16.78	0.90	0.90		0.90		1	.58†	983,628	24
12-31-04	20.46	0.71		7.01		7.72	0.35		0.22	—	0.57	27.61	37.77	0.91	0.91		0.91		3.93		572,066	18
Class S2
12-31-08	28.28	0	.48•	(9.92)		(9.44)	0.25		4.58	—	4.83	14.01	(38.60)	1.15	1	.04†	1	.04†	2	.03†	15,855	53
12-31-07	38.74	0	.41•	(6.63)		(6.22)	0.37		3.87	—	4.24	28.28	(17.85)	1.14	1.04		1.04		1.16		30,577	40
12-31-06	30.91	0	.38•	10.61		10.99	0.43		2.73	—	3.16	38.74	37.41	1.15	1.05		1.05		1.09		40,991	28
12-31-05	27.58	0	.42(b)•	4	.07(b)	4.49	0.30		0.86	—	1.16	30.91	16.59	1.15	1.05		1.05		1	.43†	28,996	24
12-31-04	20.47	0.62		7.07		7.69	0.36		0.22	—	0.58	27.58	37.62	1.06	1.06		1.06		3.88		17,800	18
ING VP Index Plus International Equity Portfolio
Class ADV
12-31-08	14.04	0.23		(5.14)		(4.91)	0.66		3.36	—	4.02	5.11	(44.07)	1.51	1.20		1.20		2.33		0 *	176
12-31-07	13.08	0.21		0.79		1.00	—		0.04	—	0.04	14.04	7.63	1.36	1.15		1.15		1.50		1	188
12-20-06(6)–12-31-06	13.36	0	.01•	0.10		0.11	0.13		0.26	—	0.39	13.08	0.84	1.38	1.15		1.15		1.44		1	155
04-12-06(4)–07-11-06(6)	11.76	0.09		(0.05)		0.04	0	.00*	0.03	—	0.03	11.77	0.35	1.39	1.15		1.15		3.04		5	155
Class I
12-31-08	14.17	0	.34•	(5.23)		(4.89)	0.76		3.36	—	4.12	5.16	(43.73)	0.76	0.60		0.60		3.15		119,983	176
12-31-07	13.11	0	.29•	0.82		1.11	0.01		0.04	—	0.05	14.17	8.45	0.61	0.55		0.55		2.03		676,160	188
12-31-06	10.82	0	.20•	2.54		2.74	0.16		0.29	—	0.45	13.11	25.32	0.63	0.55		0.55		1.64		272,333	155
07-29-05(4)–12-31-05	10.00	0.02		1.04		1.06	0.05		0.19	—	0.24	10.82	10.54	0.79	0.55		0.55		0.78		3,204	77
Class S
12-31-08	14.12	0.37		(5.27)		(4.90)	0.71		3.36	—	4.07	5.15	(43.81)	1.01	0.85		0.85		2.67		55,045	176
12-31-07	13.09	0	.28•	0.79		1.07	—		0.04	—	0.04	14.12	8.16	0.86	0.80		0.80		2.00		116,647	188
12-31-06	10.81	0	.23•	2.47		2.70	0.13		0.29	—	0.42	13.09	24.97	0.88	0.80		0.80		1.91		114,293	155
07-29-05(4)–12-31-05	10.00	0.04		1.00		1.04	0.04		0.19	—	0.23	10.81	10.34	1.04	0.80		0.80		0.99		27,276	77
Class S2
12-31-08	14.15	0.41		(5.35)		(4.94)	0.66		3.36	—	4.02	5.19	(43.90)	1.26	1.00		1.00		2.47		284	176
12-31-07	13.14	0	.26•	0.79		1.05	—		0.04	—	0.04	14.15	7.98	1.11	0.95		0.95		1.82		800	188
01-10-06(4)–12-31-06	11.27	0	.14•	2.08		2.22	0.06		0.29	—	0.35	13.14	19.72	1.13	0.95		0.95		1.15		688	155

See Accompanying Notes to Financial Statements

87

FINANCIAL HIGHLIGHTS (continued)

		Income
		(loss)
		from
		investment										Ratios to average net assets
		operations																	Supplemental
	Net									Net			Expenses						data
	asset			Net		Less distributions				asset			net of fee
	value,	Net		realized	Total					value,		Expenses	waivers		Expenses				Net assets,
	beginning	investment		and	from	From net	From net	From		end of		before	and/or		net of all		Net investment		end of	Portfolio
	of year	income		unrealized	investment	investment	realized	return of	Total	year or	Total	reductions/	recoupments,		reductions/		income		year or	turnover
	or period	(loss)		gain (loss)	operations	income	gains	capital	distributions	period	Return(1)	additions(2)(3)	if any(2)(3)		additions(2)(3)		(loss)(2)(3)		period	rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)

ING Wells Fargo Small Cap Disciplined Portfolio
Class ADV
12-31-08	10.91	0	.03•	(3.36)	(3.33)	0.05	1.30	—	1.35	6.23	(32.96)	1.68	1	.47†	1	.47†	0	.34†	122	69
12-31-07	11.37	0.05		(0.51)	(0.46)	—	—	—	—	10.91	(4.05)	1.67	1.47		1.47		0.36		354	111
12-31-06	9.73	0	.01•	1.88	1.89	0.03	0.22	—	0.25	11.37	19.44	1.69	1.47		1.47		0.09		412	62
11-30-05(4)–12-31-05	10.00	(0.01)		(0.26)	(0.27)	—	—	—	—	9.73	(2.70)	2.03	1.47		1.47		(1.69)		1	1
Class I
12-31-08	11.01	0.11		(3.42)	(3.31)	0.13	1.30	—	1.43	6.27	(32.58)	0.93	0	.87†	0	.87†	1	.06†	84,464	69
12-31-07	11.40	0.10		(0.49)	(0.39)	—	—	—	—	11.01	(3.42)	0.92	0.87		0.87		0.97		146,223	111
12-31-06	9.73	0	.08•	1.86	1.94	0.05	0.22	—	0.27	11.40	19.93	0.94	0.87		0.87		0.73		111,724	62
11-30-05(4)–12-31-05	10.00	(0.01)		(0.26)	(0.27)	—	—	—	—	9.73	(2.70)	1.28	0.87		0.87		(1.27)		1	1
Class S
12-31-08	10.97	0.08		(3.41)	(3.33)	0.08	1.30	—	1.38	6.26	(32.76)	1.18	1	.12†	1	.12†	0	.78†	20,843	69
12-31-07	11.39	0	.08•	(0.50)	(0.42)	—	—	—	—	10.97	(3.69)	1.17	1.12		1.12		0.66		40,176	111
12-31-06	9.73	0	.03•	1.88	1.91	0.03	0.22	—	0.25	11.39	19.62	1.19	1.12		1.12		0.32		61,248	62
11-30-05(4)–12-31-05	10.00	(0.01)		(0.26)	(0.27)	—	—	—	—	9.73	(2.70)	1.53	1.12		1.12		(1.10)		4,939	1
Class S2
12-31-08	10.94	0.06		(3.39)	(3.33)	0.07	1.30	—	1.37	6.24	(32.86)	1.43	1	.27†	1	.27†	0	.63†	369	69
12-31-07	11.38	0.07		(0.51)	(0.44)	—	—	—	—	10.94	(3.87)	1.42	1.27		1.27		0.54		642	111
12-31-06	9.73	0	.04•	1.86	1.90	0.03	0.22	—	0.25	11.38	19.52	1.44	1.27		1.27		0.33		1,313	62
11-30-05(4)–12-31-05	10.00	(0.01)		(0.26)	(0.27)	—	—	—	—	9.73	(2.70)	1.78	1.27		1.27		(1.27)		1	1

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)	Expense ratios reflect operating expenses of a Portfolio. Expenses before reductions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage commission recapture arrangements, if any, or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by a Investment Adviser and/or Distributor but prior to reductions from brokerage commission recapture arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(4)	Commencement of operations.

(5)	Class S2 was fully redeemed on October 3, 2005 and recommenced operations on May 26, 2006.

(6)	Class ADV commenced operations on April 12, 2006, fully redeemed on July 11, 2006, and recommenced operations on December 20, 2006.

•	Calculated using average number of shares outstanding throughout the period.

*	Amount is less than $0.005 or less than $500 or more than $(0.005) or more than (0.005)%.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

††	Excluding a payment by affiliate in 2008, International Growth Opportunities total return would have been (54.81)%, (54.37)%, (54.58)% and (54.65)% for Classes ADV, I, S and S2, respectively.

(a)	In 2005, the Investment Adviser fully reimbursed the Portfolio for a loss incurred from a transaction not meeting the Portfolio’s investment guidelines. The impact on the total return was 0.02% on Class I and Class S, and excluding this item, total return would have been 10.23% and 8.97% for Class I and Class S, respectively.

(b)	Effective January 1, 2005, the Portfolio adopted a policy to reduce cost of investments for financial statement purposes by the distributions received in excess of income from Real Estate Investment Trusts. The effect of this change for the twelve months ended December 31, 2005 was to decrease net investment income per share by $0.42, $0.40 and $0.39 for Class I, Class S and Class S2, respectively; increase net realized and unrealized gain on investments by $0.42, $0.40 and $0.39 for Class I, Class S and Class S2; and decrease the ratio of net investment income to average net assets from 3.21% to 1.86%, 2.93% to 1.58% and 2.78% to 1.43% on Class I, Class S and Class S2, respectively.

See Accompanying Notes to Financial Statements

88

NOTES TO FINANCIAL STATEMENTS as of December 31, 2008

NOTE 1 — ORGANIZATION

ING Investors Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”) as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 3, 1988 with an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Trust consists of fifty-nine active separate investment series. There are twenty-one series included in this report (each a “Portfolio” and collectively, the “Portfolios”) and they are: ING BlackRock Large Cap Growth Portfolio (“BlackRock Large Cap Growth”), ING BlackRock Large Cap Value Portfolio (“BlackRock Large Cap Value”), ING Evergreen Omega Portfolio (“Evergreen Omega”), ING Focus 5 Portfolio (“Focus 5”), ING Franklin Income Portfolio (“Franklin Income”), ING Franklin Mutual Shares Portfolio (“Franklin Mutual Shares”), ING International Growth Opportunities Portfolio (“International Growth Opportunities”), ING JPMorgan Small Cap Core Equity Portfolio (“JPMorgan Small Cap Core Equity”), ING JPMorgan Value Opportunities Portfolio (“JPMorgan Value Opportunities”), ING Legg Mason Value Portfolio (“Legg Mason Value”), ING Limited Maturity Bond Portfolio (“Limited Maturity Bond”), ING Lord Abbett Affiliated Portfolio (“Lord Abbett Affiliated”), ING Multi-Manager International Small Cap Portfolio (“Multi-Manager International Small Cap”), ING PIMCO High Yield Portfolio (“PIMCO High Yield”), ING Pioneer Equity Income Portfolio (“Pioneer Equity Income”), ING Pioneer Fund Portfolio (“Pioneer Fund”), ING Stock Index Portfolio (“Stock Index”), ING Templeton Global Growth Portfolio (“Templeton Global Growth”), ING Van Kampen Real Estate Portfolio (“Van Kampen Real Estate”), ING VP Index Plus International Equity Portfolio (“VP Index Plus International Equity”) and ING Wells Fargo Small Cap Disciplined Portfolio (“Wells Fargo Small Cap Disciplined”).

All of the Portfolios are diversified except for Legg Mason Value and Van Kampen Real Estate, which are non-diversified Portfolios. All of the Portfolios are authorized to offer four classes of shares (Adviser (“ADV”), Institutional (“I”), Service (“S”), and Service 2 (“S2”)); however, not all Portfolios currently offer all classes. Each class has equal rights as to class and voting privileges. The classes differ principally in the applicable distribution and shareholder service fee. All shareholders bear the common expenses of the Portfolios and earn income and gains and losses from a Portfolio pro rata based on the average net assets of each class, without distinction between share classes. Common expenses of the Portfolios (including custodial asset-based fees, legal and audit fees, printing and mailing expenses, transfer agency out-of-pocket expenses, and fees and expenses of the independent trustees) are allocated to each Portfolio in proportion to its average net assets. Expenses directly attributable to a particular Portfolio (including advisory, administration, custodial transaction-based, registration, other professional, distribution and/or service fees, certain taxes, and offering costs) are charged directly to that Portfolio. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. The information presented in these financial statements pertains to the Portfolios listed in this note.

The Trust is intended to serve as an investment option for (i) variable life insurance policies and variable annuity contracts (“Variable Contracts”) offered by insurance companies, and (ii) certain qualified pension and retirement plans, as permitted under the federal tax rules relating to the Portfolios serving as investment options for Variable Contracts. The Trust currently functions as an investment medium for contracts and policies offered by ING USA Annuity and Life Insurance Company (“ING USA”), Security Life of Denver Insurance Company, ReliaStar Life Insurance Company, United Life Annuities, an indirect, wholly-owned subsidiary of ING USA and ReliaStar Life Insurance Company of New York, an indirect wholly-owned subsidiary of ING USA. ING USA, Security Life of Denver Insurance Company and ReliaStar Life Insurance Company are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”) ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services to over 75 million private, corporate and institutional clients in more than 50 countries. With a diverse workforce of about 125,000 people, ING Groep comprises a broad spectrum of prominent companies that increasingly serve their clients under the ING brand.

On October 19, 2008, ING Groep announced that it reached an agreement with the Dutch government to strengthen its capital position, creating a strong buffer to navigate the current market and economic environment. ING Groep will issue non-voting core Tier-1 securities for a total consideration of EUR 10 billion to the Dutch State.

89

NOTES TO FINANCIAL STATEMENTS as of December 31, 2008 (continued)

NOTE 1 — ORGANIZATION (continued)

The transaction boosts ING Bank’s core Tier-1 ratio, strengthens the insurance balance sheet and reduces ING Groep’s Debt/Equity ratio.

The Trust is also an investment medium for contracts offered by the Security Equity Life Insurance Company, not an affiliate of ING and other non-affiliated life insurance companies.

The following is a brief description of each Portfolio’s investment objective:

•	BlackRock Large Cap Growth seeks long-term growth of capital;

•	BlackRock Large Cap Value seeks long-term growth of capital;

•	Evergreen Omega seeks long-term capital growth;

•	Focus 5 seeks total return through capital appreciation and dividend income;

•	Franklin Income seeks to maximize income while maintaining prospects for capital appreciation;

•	Franklin Mutual Shares seeks capital appreciation. Its secondary goal is income;

•	International Growth Opportunities seeks long-term growth of capital;

•	JPMorgan Small Cap Core Equity seeks capital growth over the long term;

•	JPMorgan Value Opportunities seeks long-term capital appreciation;

•	Legg Mason Value seeks long-term growth of capital;

•	Limited Maturity Bond seeks highest current income consistent with low risk to principal and liquidity. As a secondary objective, the Portfolio seeks to enhance its total return through capital appreciation when market factors, such as falling interest rates and rising bond prices, indicate that capital appreciation may be available without significant risk to principal;

•	Lord Abbett Affiliated seeks long-term growth of capital. Current income is a secondary objective;

•	Multi-Manager International Small Cap seeks maximum long-term capital appreciation;

•	PIMCO High Yield seeks maximum total return, consistent with the preservation of capital and prudent investment management;

•	Pioneer Equity Income seeks current income and long-term growth of capital from a portfolio consisting primarily of equity securities of U.S. corporations that are expected to produce income;

•	Pioneer Fund seeks reasonable income and capital growth;

•	Stock Index seeks total return;

•	Templeton Global Growth seeks capital appreciation. Current income is only an incidental consideration;

•	Van Kampen Real Estate seeks capital appreciation. Current income is a secondary objective;

•	VP Index Plus International Equity seeks to outperform the total return performance of the Morgan Stanley Capital International Europe, Australasia and Far East® (“MSCI EAFE®”) Index, while maintaining a market level of risk; and

•	Wells Fargo Small Cap Disciplined seeks long-term capital appreciation.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.	Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Portfolios’ valuation procedures. U.S. government obligations are valued by using market quotations or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Portfolios’ Board of Trustees (“Board”), in accordance with methods that are specifically authorized by the

90

NOTES TO FINANCIAL STATEMENTS as of December 31, 2008 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Portfolio calculates its net asset value (“NAV”) may also be valued at their fair values, as defined by the Act, as determined in good faith by or under the supervision of a Portfolio’s Board, in accordance with methods that are specifically authorized by the Board. The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time a Portfolio determines its NAV or if the foreign exchange closes prior to the time a Portfolio determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Portfolio’s NAV may not take place contemporaneously with the determination of the prices of securities held by a Portfolio in foreign securities markets. Further, the value of a Portfolio’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of a Portfolio. In calculating a Portfolio’s NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents. If a significant event which is likely to impact the value of one or more foreign securities held by a Portfolio occurs after the time at which the foreign market for such security(ies) closes but before the time that a Portfolio’s NAV is calculated on any business day, such event may be taken into account in determining the fair value of such security(ies) at the time a Portfolio calculates its net asset value. For these purposes, significant events after the close of trading on a foreign market may include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis, the Board has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities in light of significant events. Research services use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its net asset value. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment, and the fair value assigned to a security may not represent the actual value that a Portfolio could obtain if it were to sell the security at the time of the close of the NYSE. Investments in securities maturing in 60 days or less from date of acquisition are valued at amortized cost which approximates market value. The price of silver and gold bullion is determined by measuring the mean between the closing bid and asked quotations of silver and gold bullion set at the time of the close of the NYSE, as supplied by a Portfolio’s custodian bank or other broker-dealers or banks approved by the Trust, on each date that the NYSE is open for business.

Effective for fiscal years beginning after November 15, 2007, Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements”, establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1”, inputs other than quoted prices for an asset that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3”. The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Portfolios’ investments under these levels of classification is included following the Portfolios of Investments.

Effective for fiscal years and interim periods ending after November 15, 2008, the FASB issued FASB Staff Position (“FSP”) No. FAS 133-1 and FASB Interpretation Number (“FIN”) 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161.” The amendments to FAS 133 require enhanced disclosure regarding credit derivatives sold, including (1) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the

91

NOTES TO FINANCIAL STATEMENTS as of December 31, 2008 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

payment/performance risk of the credit derivative, (2) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (3) the fair value of the credit derivative, and (4) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. All changes to accounting policies have been made in accordance with the FSP and incorporated for the current period as part of the Notes to Financial Statements and Portfolio of Investments.

B.	Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.

C.	Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolios’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. government. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D.	Forward Foreign Currency Contracts. Certain Portfolios may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a forward foreign currency contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and a Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statements of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statements of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Open

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NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

forward foreign currency contracts are presented following the respective Portfolio of Investments.

E.	Futures Contracts. Certain Portfolios may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Portfolio is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Portfolio agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by a Portfolio. When the contract is closed, a Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are subject to market, credit and counterparty risk occasionally in excess of the amount recognized in the Statements of Assets and Liabilities.

F.	Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Dividends from net investment income and capital gains, if any, are declared daily and paid monthly by PIMCO High Yield. Limited Maturity Bond may declare a dividend monthly or quarterly. For all other Portfolios, net investment income and net capital gain distributions, if any, will be declared and paid annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

G.	Federal Income Taxes. It is the policy of the Portfolios to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expired.

H.	Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

I.	Repurchase Agreements. Each Portfolio may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Portfolio will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreement, plus accrued interest, being invested by a Portfolio. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest, is at least equal to the repurchase price. If the seller defaults, a Portfolio might incur a loss or delay in the realization of proceeds if the value of the security collateralizing the repurchase agreement declines, and may incur disposition costs in liquidating the collateral.

J.	Securities Lending. Certain Portfolios have the option to loan up to 30% of their total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities.

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NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Generally, in the event of counterparty default, a Portfolio has the right to use collateral to offset losses incurred. There would be potential loss to a Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral. A Portfolio bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.

K.	Options Contracts. Certain Portfolios may purchase put and call options and may write (sell) put options and covered call options. The Portfolios may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. An amount equal to the premium received by the Portfolios upon the writing of a put or call option is included in the Statements of Assets and Liabilities as a liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Portfolios will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a covered call option is that the Portfolios give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolios may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolios pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

L.	Swap Agreements. Certain Portfolios may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in market value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Portfolio may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported following each Portfolio’s Portfolio of Investments.

Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The value of the swap contract is recorded on each Portfolio’s Statements of Assets and Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statements of Operations. Upfront payments paid or received by a Portfolio when entering into the agreements are reported on the Statements of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statements of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on each Portfolio’s Statement of Operations upon termination or maturity of the swap. A Portfolio also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statements of Operations.

Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on each Portfolio’s Statements of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.

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NOTES TO FINANCIAL STATEMENTS as of December 31, 2008 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Credit Default Swap Contracts — A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Portfolio will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.

A Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Portfolio may execute these contracts to manage its exposure to the market or certain sectors of the market. Certain Portfolios may also enter into credit default swaps to speculate on changes in an issuer’s credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).

Certain Portfolios may sell credit default swaps which expose these Portfolios to the risk of loss from credit risk-related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. If a Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Portfolio’s Portfolio of Investment and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting market values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2008, for which a Portfolio is seller of protection are disclosed in each Portfolio’s Portfolio of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts

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NOTES TO FINANCIAL STATEMENTS as of December 31, 2008 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities.

Interest Rate Swap Contracts — An interest rate swap involves the agreement between counterparties to exchange periodic payments based on interest rates. One payment will be based on a floating rate of a specified interest rate while the other will be a fixed rate. Risks involve the future fluctuations of interest rates in which a Portfolio may make payments that are greater than what a Portfolio received from the counterparty. Other risks include credit, liquidity and market risk.

Total Return Swap Contracts — A total return swap involves the agreement between counterparties to exchange periodic payments based on an asset (such as a basket of securities) or non-asset (such as an index) reference. The periodic payments or cash flows, are usually based on the non-asset reference versus the total return or the asset-based reference. The asset-based reference generally includes unrealized appreciation or depreciation and to the extent that the total return falls short of or exceeds the non-asset reference, a Portfolio will make or receive a payment to the counterparty. Risks of total return swaps include credit, liquidity and market risks.

Currency Swaps — A currency swap involves the agreement between counterparties to exchange two different currencies at contract inception at the prevailing spot rate, and to reverse the exchange at a later agreed upon termination date. The currency exchange at termination may take place at the original exchange rate, an agreed upon exchange rate or the prevailing spot rate on the date of termination. The contract may also include periodic interest payments based on a specified interest rate. Risks related to currency swaps include, but are not limited to, credit, liquidity, market, and exchange rate fluctuations.

Structured Products — Certain Portfolios invest in structured products which are specially-designed derivative investments whose principal payments or interest payments are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The terms and conditions of these products may be ‘structured’ by the purchaser and the borrower issuing the note. The market value of these products will increase or decrease based on the performance of the underlying asset or reference. A Portfolio records the changes in the market value of these structured products as an unrealized gain or loss in the accompanying Portfolio’s Statements of Operations. A Portfolio records a realized gain or loss when a structured product is sold or matures.

Risks associated with structured products include credit risk (if the counterparty fails to meet its obligation) and risk associated with the underlying asset or reference. Since a Portfolio enters into the transaction with the borrower at par value, a Portfolio could receive more or less than it originally invested when a note matures. The prices of the notes may also be very volatile and may have limited liquidity in the market which can make it difficult for a Portfolio to value or sell at an advantageous price.

Certain Portfolios are party to International Swap Dealers Association, Inc. Master Agreements (“ISDA Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the counter derivative and foreign exchange contracts, entered into by the Portfolios and the counterparty. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable ISDA Master Agreement.

M.	Illiquid and Restricted Securities. The Portfolios may not invest more than 15% of their net assets (10% for Limited Maturity Bond) in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Portfolios to sell them promptly at an acceptable price. The Portfolios may also invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual

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NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to guidelines approved by the Board or may be deemed to be illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value, as defined by the Act, determined under procedures approved by the Board.

N.	Delayed-Delivery Transactions. Each Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such securities is identified in each Portfolio’s Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolios are required to identify liquid assets sufficient to cover the purchase price.

O.	Sales Commitments. Sale commitments involve commitments to sell fixed income securities where the unit price and the estimated principal amount are established upon entering into the contract, with the actual principal amount being within a specified range of the estimate. A Portfolio will enter into sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of sale commitments are not received until the contractual settlement date. During the time a sale commitment is outstanding, except for delayed delivery transactions, the Portfolio will maintain, in a segregated account, cash or marketable securities in an amount sufficient to meet the purchase price. Unsettled sale commitments are valued at current market value of the underlying securities. If the sale commitment is closed through the acquisition of an offsetting purchase commitment, the Portfolio realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If a Portfolio delivers securities under the commitment, a Portfolio realizes a gain or loss from the sale of the securities, based upon the unit price established at the date the commitment was entered into.

P.	Organization Expenses and Offering Costs. Costs incurred with the organization of the Portfolios were expensed as incurred. Costs incurred with the offering of shares of the Portfolios are deferred and amortized over a twelve-month period on a straight-line basis starting at the commencement of operations.

Q.	Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2008, the cost of purchases and the proceeds from the sales of securities, excluding U.S. government and short-term securities, were as follows:

	Purchases	Sales

BlackRock Large Cap Growth	$543,842,679	$571,838,271
BlackRock Large Cap Value	263,812,667	222,388,838
Evergreen Omega	74,737,898	89,855,886
Focus 5	226,608,536	125,459,574
Franklin Income	433,403,871	203,327,627
Franklin Mutual Shares	341,522,189	163,809,626
International Growth Opportunities	157,699,845	181,689,267
JPMorgan Small Cap Core Equity	230,842,113	233,193,253
JPMorgan Value Opportunities	336,263,188	288,738,399
Legg Mason Value	153,108,987	595,624,560
Limited Maturity Bond	111,139,494	153,906,803
Lord Abbett Affiliated	222,680,908	264,610,792
Multi-Manager International Small Cap	292,905,634	89,005,026
PIMCO High Yield	1,556,366,594	1,215,035,488
Pioneer Equity Income	39,910,810	32,913,893
Pioneer Fund	14,019,703	32,941,119
Stock Index	94,275,955	12,484,432
Templeton Global Growth	166,417,563	68,070,482
Van Kampen Real Estate	839,734,800	551,020,994
VP Index Plus International Equity	718,623,612	1,159,834,769
Wells Fargo Small Cap Disciplined	89,650,060	116,885,931

U.S. government securities not included above were as follows:

	Purchases	Sales

Franklin Income	$5,608,593	$12,711,915
JPMorgan Small Cap Core Equity	690,664	455,820
Limited Maturity Bond	1,436,501,985	1,726,515,835
PIMCO High Yield	1,731,716,475	1,824,574,538

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NOTES TO FINANCIAL STATEMENTS as of December 31, 2008 (continued)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

Focus 5, Franklin Income, JPMorgan Value Opportunities, Multi-Manager International Small Cap, Pioneer Equity Income, and Wells Fargo Small Cap Disciplined have entered into an investment management agreement (“Investment Management Agreement”) with Directed Services LLC (“DSL”). VP Index Plus International Equity has entered into an investment management agreement (“Investment Management Agreement”) with ING Investments, LLC (“ING Investments”), an Arizona limited liability company, which is an indirect, wholly-owned subsidiary of ING Groep.

Each Investment Management Agreement compensates each Investment Adviser (collectively, the “Investment Advisers”) with a fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:

Portfolio	Fee

Focus 5	0.32% on all assets

Franklin Income	0.65% of the first $500 million; and 0.60% of the amount in excess of $500 million

JPMorgan Value Opportunities	0.40% of the first $21 billion; 0.39% of the next $5 billion; and 0.38% of the amount in excess of $26 billion.

Multi-Manager International Small Cap	1.00% of the first $1 billion; 0.97% of the amount in excess of $1 billion

Pioneer Equity Income	0.65% of the first $500 million; and 0.60% of the amount in excess of $500 million

VP Index Plus International Equity	0.45% on all assets

Wells Fargo Small Cap Disciplined	0.77% of the first $500 million; 0.70% of the next $500 million; 0.65% of the next $500 million; 0.60% of the next $5 billion; and 0.53% of the amount in excess of $6.5 billion

With the exception of the Portfolios in the table above, DSL, an indirect, wholly-owned subsidiary of ING Groep, provides the Portfolios with advisory and administrative services under a management agreement (the “Unified Agreement”). Under the Unified Agreement, DSL has overall responsibility for engaging sub-advisers and for monitoring and evaluating the management of the assets of each Portfolio. Sub-Advisers have full investment discretion and make all determinations with respect to the investment of a Portfolio’s assets and the purchase and sale of portfolio securities and other investments. Pursuant to this Unified Agreement, DSL also is responsible for providing or procuring at DSL’s expense, the services reasonably necessary for the ordinary operation of the Portfolio, including, among other things, custodial, administrative, transfer agency, portfolio accounting, dividend reimbursing and auditing. As compensation for its services under the Unified Agreement, the Trust pays the Investment Adviser a monthly fee (a “Unified Fee”) based on the following annual rates of the average daily net assets of the Portfolios:

Portfolio	Fee

BlackRock Large Cap Growth	0.80% of the first $500 million; 0.75% of the next $250 million; 0.70% of the next $500 million; 0.65% of the next $750 million; and 0.60% of the amount in excess of $2 billion

BlackRock Large Cap Value	0.80% of the first $500 million; 0.75% of the first $250 million; 0.70% of the first $500 million; 0.65% of the first $750 million; and 0.60% of the amount in excess of $2 billion

Evergreen Omega	0.600% of the first $750 million;
0.550% of the next $750 million;
0.500% of the next $5 billion;
0.475% of the next $5 billion;
0.455% of the next $5 billion;
0.440% of the next $5 billion;
and 0.430% of the amount in excess of $21.5 billion

Franklin Mutual Shares	0.78% of the first $5 billion; 0.75% of the next $5 billion; 0.73% of the next $5 billion; 0.71% of the next $5 billion; and 0.69% of the amount in excess of $20 billion

International Growth Opportunities	1.000% of first $500 million of assets; and 0.800% of the amount in excess of $500 million

JPMorgan Small Cap Core Equity	0.900% of the first $200 million 0.850% of the next $300 million 0.800% of the next $250 million 0.750% of the amount in excess of $750 million

Legg Mason Value(1)	0.810% of the first $250 million; 0.770% of the next $400 million; 0.730% of the next $450 million; and 0.670% of the amount in excess of $1.1 billion

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NOTES TO FINANCIAL STATEMENTS as of December 31, 2008 (continued)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

Portfolio	Fee

Limited Maturity Bond(2)	0.350% of the first $200 million; 0.300% of the next $300 million; and 0.250% of the amount in excess of $500 million

Lord Abbett Affiliated	0.75% of the first $500 million; 0.70% of the next $250 million; 0.65% of the next $500 million; and 0.60% of the amount in excess of $1.25 billion

PIMCO High Yield	0.490% of assets

Pioneer Fund	0.725% of the first $500 million 0.675% of the next $500 million 0.625% of the amount in excess of $1 billion

Stock Index	0.26% of assets

Van Kampen Real Estate(3)	0.75% of the first $750 million; 0.70% of the next $1.25 billion; 0.65% of the next $1.5 billion; and 0.60% of the amount in excess of $3.5 billion

Templeton Global Growth	0.96% of the first $250 million; 0.86% of the next $250 million; and 0.76% of the amount in excess of $500 million

(1)	The assets of Legg Mason Value are aggregated with those of ING Janus Contranian Portfolio, which is not included in this report, to determine the Unified Fee.

(2)	The assets of Limited Maturity Bond are aggregated with those of ING Liquid Assets Portfolio, which is not included in this report, to determine the Unified Fee.

(3)	The assets of Van Kampen Real Estate are aggregated with those of ING Global Resources Portfolio, ING T. Rowe Price Capital Appreciation Portfolio, ING T. Rowe Price Equity and Income Portfolio and ING Van Kampen Growth and Income Portfolio, which are not included in this report, to determine the Unified Fee.

DSL has contractually agreed to waive a portion of the advisory fee for BlackRock Large Cap Value and JPMorgan Small Cap Core Equity. The waiver is calculated as follows:

Waiver = 50% × (former sub-advisory fee minus new sub-advisory fee)

For the year ended December 31, 2008, DSL waived $107,219 and $95,589 for BlackRock Large Cap Value and JPMorgan Small Cap Core Equity, respectively.

These waivers will continue through at least May 1, 2009 and there is no guarantee that the waivers will continue after said date. The agreements will only renew if DSL elects to renew it.

ING Portfolios are permitted to invest end-of-day cash balances into ING Institutional Prime Money Market Fund. Investment management fees paid by the Portfolios will be reduced by an amount equal to the management fees paid indirectly to the ING Institutional Prime Money Market Fund with respect to assets invested by the Portfolios. These fees are not subject to recoupment. For the year ended December 31, 2008, the Portfolios waived the following of such management fees:

Portfolio	Amount

BlackRock Large Cap Growth	$160
BlackRock Large Cap Value	202
Evergreen Omega	354
International Growth Opportunities	1,511
JPMorgan Small Cap Core Equity	2,095
JPMorgan Value Opportunities	675
Limited Maturity Bond	15,948
Lord Abbett Affiliated	244
Multi-Manager International Small Cap	602
Pioneer Equity Income	527
Pioneer Fund	107
Stock Index	10,392
Van Kampen Real Estate	8,781
Wells Fargo Small Cap Disciplined	2,850

ING Funds Services, LLC (the “Administrator”), an indirect, wholly-owned subsidiary of ING Groep, acts as administrator and provides certain administrative and shareholder services necessary for Focus 5, Franklin Income, JPMorgan Value Opportunities, Multi-Manager International Small Cap, Pioneer Equity Income, VP Index Plus International Equity and Wells Fargo Small Cap Disciplined operations and is responsible for the supervision of other service providers. For its services, the Administrator is entitled to receive from these Portfolios a fee at an annual rate of 0.10% of each Portfolio’s average daily net assets.

The Trust and the Investment Advisers have each entered into portfolio management agreements with each sub-adviser. These sub-advisers provide investment advice for the various Portfolios and are paid by a Investment Adviser based on the average daily net assets of the respective Portfolios. The sub-advisers of each of the Portfolios are as follows:

Portfolio	Sub-Adviser

BlackRock Large Cap Growth	BlackRock Investment Management, LLC

BlackRock Large Cap Value	BlackRock Investment Management, LLC

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NOTES TO FINANCIAL STATEMENTS as of December 31, 2008 (continued)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

Portfolio	Sub-Adviser

Evergreen Omega	Evergreen Investment Management Company, LLC

Focus 5	ING Investment Management Co.

Franklin Income	Franklin Advisers, Inc.

Franklin Mutual Shares	Franklin Mutual Advisers LLC

International Growth Opportunities	ING Investment Management Co.

JPMorgan Small Cap Core Equity	J.P. Morgan Investment Management Inc.

JPMorgan Value Opportunities	J.P. Morgan Investment Management Inc.

Legg Mason Value	Legg Mason Capital Management, Inc.

Limited Maturity Bond	ING Investment Management Co.

Lord Abbett Affiliated	Lord, Abbett & Co. LLC

Multi-Manager International Small Cap	Schroder Investment Management North America, Inc. and American Century Global Investment Management, Inc.

PIMCO High Yield	Pacific Investment Management Company LLC

Pioneer Equity Income	Pioneer Investment Management, Inc.

Pioneer Fund	Pioneer Investment Management, Inc.

Stock Index	ING Investment Management Co.

Templeton Global Growth	Templeton Global Advisors Limited

Van Kampen Real Estate	Morgan Stanley Investment Management, Inc. (d/b/a Van Kampen)

VP Index Plus International Equity	ING Investment Management Advisors, B.V.

Wells Fargo Small Cap Disciplined	Wells Capital Management, Inc.

In placing equity security transactions, each sub-adviser is required to use its best efforts to choose a broker capable of providing brokerage services necessary to obtain the best execution for each transaction. Subject to this requirement, a sub-adviser may allocate equity security transactions through certain designated broker-dealers. Some of these broker-dealers participate in commission recapture programs that have been established for the benefit of the Portfolios. Under these programs, the participating broker-dealers will return to a Portfolio a portion of the brokerage commissions (in the form of a credit to the Portfolio) paid to the broker-dealers to pay certain expenses of a Portfolio. These commission recapture payments benefit the Portfolios and not the portfolio manager or sub-adviser. Any amount credited to a Portfolio is reflected as brokerage commission recapture in the Statements of Operations.

NOTE 5 — DISTRIBUTION AND SERVICE FEE

The Trust has entered into a Shareholder Service Plan (the “Plan”) for the Class S and Class S2 shares of each Portfolio of the Trust. The Agreement compensates ING Funds Distributor, LLC (the “Distributor” or “IFD”) for the provision of shareholder services and/or account maintenance services to direct or indirect beneficial owners of Class S and Class S2 shares. Under the Plan, each Portfolio makes payments to the Distributor at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to Class S and Class S2, respectively. Each Portfolio has entered into a Rule 12b-1 Distribution Plan (the “Class S2 Plan”) with IFD on behalf of the Class S2 shares of the Portfolio. The Class S2 Plan provides that the Class S2 shares shall pay a 12b-1 distribution fee, for distribution services including payments to IFD at an annual rate of 0.25% of the average daily net assets. IFD has contractually agreed to waive a portion of its fee equal to 0.10% of the average daily net assets attributable to the distribution fee paid by Class S2 of the Portfolios, so that the actual fee paid by a Portfolio is an annual rate of 0.15%. The expense waiver will continue through at least May 1, 2009.

Each Class ADV share of the respective Portfolios has a Rule 12b-1 Service and Distribution Plan. Class ADV shares pay IFD a service fee of 0.25% and a distribution fee of 0.50% of each Portfolio’s average daily net assets attributable to Class ADV shares. IFD has contractually agreed to waive 0.15% of the Portfolios’ average daily net assets attributable to Class ADV shares so that the actual fee paid by a Portfolio is a rate of 0.35%. The expense waiver will continue through at least May 1, 2009.

Pursuant to an agreement effective September 23, 2005, as amended and restated January 1, 2007, the Distributor will limit Class S expenses, so that the operating expense limit for BlackRock Large Cap Growth does not exceed 1.04%. The Distributor may, at a later date, recoup from BlackRock Large Cap Growth shareholder service fees.

NOTE 6 — EXPENSE LIMITATIONS

Each Investment Adviser has entered into written expense limitation agreements with certain of the Portfolios, whereby DSL has agreed to limit expenses, excluding interest, taxes, brokerage commissions,

100

NOTES TO FINANCIAL STATEMENTS as of December 31, 2008 (continued)

NOTE 6 — EXPENSE LIMITATIONS (continued)

extraordinary expenses and acquired fund fees and expenses to the levels listed below:

	Class ADV	Class I	Class S	Class S2

Focus 5	0.99%	0.39%	0.64%	N/A
Franklin Income	1.44%	0.74%	0.99%	1.24%
JP Morgan Value Opportunities	1.13%	0.53%	0.78%	0.93%
Legg Mason Value(1)	1.20%	0.60%	0.85%	1.00%
Multi-Manager International Small Cap	1.80%	1.20%	1.45%	1.60%
Pioneer Equity Income	1.29%	0.69%	0.94%	1.09%
VP Index Plus International Equity	1.15%	0.55%	0.80%	0.95%
Wells Fargo Small Cap Disciplined	1.47%	0.87%	1.12%	1.27%

(1)	Effective December 1, 2008, the Portfolio implemented expense limits.

DSL may, at a later date, recoup from a Portfolio management fees waived and other expenses assumed by DSL during the previous 36 months, but only if, after such recoupment, a Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees by, and any recoupment to DSL of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Portfolio.

Pursuant to a side agreement effective April 30, 2007, DSL has effected the following expense limits for BlackRock Large Cap Growth through May 1, 2009: 1.26%, 0.66%, 0.91% and 1.06% for Class ADV, Class I, Class S and Class S2 shares, respectively. For the year ended December 31, 2008, the Portfolio waived $500,845 of such fees. These fees are not subject to recoupment. Please see Note 5 for more information on the Class S expenses of BlackRock Large Cap Growth.

Pursuant to a side agreement effective May 1, 2008, DSL has effected the following expense limits for Pioneer Fund through May 1, 2009: 1.285%, 0.685%, 0.935%, 1.085% for Class ADV, Class I, Class S and Class S2 shares, respectively. For the year ended December 31, 2008, the Portfolio waived $47,209 of such fees. These fees are not subject to recoupment.

The expense limitation agreements are contractual and shall renew automatically unless DSL provides written notice of the termination of the expense limitation agreement within 90 days of the end of the then current term.

As of December 31, 2008, the amounts of waived and reimbursed fees that are subject to possible recoupment by DSL, and the related expiration dates are as follows:

	December 31,
	2009	2010	2011	Total

Focus 5	$—	$28,257	$383,921	$412,178
Franklin Income	44,013	164,679	262,331	471,023
JPMorgan Value Opportunities	65,944	33,938	69,462	169,344
Multi-Manager International Small Cap	—	—	172,121	172,121
Pioneer Equity Income	—	69,517	177,161	246,678
VP Index Plus International Equity	171,979	374,145	636,975	1,183,099
Wells Fargo Small Cap Disciplined	75,998	82,645	73,260	231,903

NOTE 7 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

The Trust has adopted a Retirement Policy (“Policy”) covering all independent trustees of a Portfolio who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this Policy are based on an annual rate as defined in the Policy.

At December 31, 2008, the following ING Portfolios or indirect, wholly-owned subsidiaries of ING Groep owned more than 5% of the following Portfolios:

ING Franklin Templeton Founding Strategy Portfolio	Franklin Income (41.72%)
Franklin Mutual Shares (60.01%) Templeton Global Growth (47.90%)

ING Life Insurance & Annuity Company	Blackrock Large Cap Growth (50.91%)
Evergreen Omega (5.79%)
Legg Mason Value (9.07%)
Lord Abbett Affiliated (54.79%)
Pioneer Equity Income (98.91%)
Pioneer Fund (30.12%)
Stock Index (36.09%)
Van Kampen Real Estate (6.65%)
VP Index Plus International Equity (27.07%)

ING Lifestyle Aggressive Growth	JPMorgan Smallcap Core Equity (5.66%)
JPMorgan Value Opportunity (9.85%)
Multi-Manager International Small Cap (16.11%)
Wells Fargo Small Cap Disciplined (11.38%)

ING Lifestyle Growth Portfolio	JPMorgan Smallcap Core Equity (10.86%)
JPMorgan Value Opportunity (25.22%)
Multi-Manager International Small Cap (37.12%)
PIMCO High Yield (16.68%)
Van Kampen Real Estate (15.18%)
Wells Fargo Small Cap Disciplined (43.69%)

101

NOTES TO FINANCIAL STATEMENTS as of December 31, 2008 (continued)

NOTE 7 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES (continued)

ING Lifestyle Moderate Growth Portfolio	JPMorgan Value Opportunity (21.23%)
Limited Maturity Bond (5.92%)
Multi-Manager International Small Cap (31.25%)
PIMCO High Yield (15.80%)
Van Kampen Real Estate (11.35%)
Wells Fargo Small Cap Disciplined (12.26%)

ING Lifestyle Moderate Portfolio	JPMorgan Value Opportunity (12.39%)
Limited Maturity Bond (17.27%)
Multi-Manager International Small Cap (12.15%)
PIMCO High Yield (10.24%)
Van Kampen Real Estate (6.55%)
Wells Fargo Small Cap Disciplined (7.15%)

ING Solution 2015 Portfolio	Blackrock Large Cap Value (12.07%)
Limited Maturity Bond (8.19%)

ING Solution 2025 Portfolio	Blackrock Large Cap Value (21.77%)
Limited Maturity Bond (9.23%)

ING Solution 2035 Portfolio	Blackrock Large Cap Value (21.19%)

ING Solution 2045 Portfolio	Blackrock Large Cap Value (12.07%)

ING Solution Portfolio	Limited Maturity Bond (8.66%)

ING USA Annuity and Life Insurance Company	Blackrock Large Cap Growth (38.07%)
Blackrock Large Cap Value (20.68%)
Evergreen Omega (7.51%)
Focus 5 (98.98%)
Franklin Income (52.31%)
Franklin Mutual Shares (38.24%)
International Growth Opportunities (97.79%)
JPMorgan Smallcap Core Equity (55.60%)
JPMorgan Value Opportunity (7.91%)
Legg Mason Value (84.55%)
Limited Maturity Bond (32.98%)
Lord Abbett Affiliated (43.10%)
PIMCO High Yield (43.44%)
Pioneer Fund (63.10%)
Templeton Global Growth (50.36%)
Van Kampen Real Estate (40.19%)
VP Index Plus International Equity (9.95%)
Wells Fargo Small Cap Disciplined (6.63%)

ING VP Strategic Allocation Moderate Portfolio	VP Index Plus International Equity (16.23%)

ING VP Strategic Allocation Conservative Portfolio	VP Index Plus International Equity (5.52%)

ING VP Strategic Allocation Growth Portfolio	VP Index Plus International Equity (21.71%)

Reliastar Life Insurance Company	Blackrock Large Cap Growth (5.24%)
Evergreen Omega (63.89%)
JPMorgan Smallcap Core Equity (14.57%)
JPMorgan Value Opportunity (11.44%)
Limited Maturity Bond (7.41%)
Stock Index (18.14%)
Wells Fargo Small Cap Disciplined (6.93%)

Security Life Insurance Company	Blackrock Large Cap Value (5.83%)
Evergreen Omega (21.18%)
JPMorgan Smallcap Core Equity (7.64%)
Limited Maturity Bond (6.13%)
Stock Index (36.80%)
VP Index Plus International Equity (13.37%)
Wells Fargo Small Cap Disciplined (9.92%)

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because the Portfolios have a common owner that owns over 25% of the outstanding securities of the Portfolios, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Portfolios.

102

NOTES TO FINANCIAL STATEMENTS as of December 31, 2008 (continued)

NOTE 7 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES (continued)

At December 31, 2008, the Portfolios had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

			Accrued
	Accrued		Shareholder
	Investment	Accrued	Service and	Accrued
Fund	Management Fees	Administrative Fees	Distribution Fees	Recoupment	Total

BlackRock Large Cap Growth	$161,221	$—	$23,559	$—	$184,780
BlackRock Large Cap Value	85,933	—	6,856	—	92,789
Evergreen Omega	61,767	—	1,902	—	63,669
Focus 5	33,321	10,413	26,014	—	69,748
Franklin Income	287,316	44,355	62,951	—	394,622
Franklin Mutual Shares	239,735	—	30,885	—	270,620
International Growth Opportunities	51,004	—	13,134	—	64,138
JPMorgan Small Cap Core Equity	194,450	—	38,021	—	232,471
JPMorgan Value Opportunities	76,565	19,195	4,959	—	100,719
Legg Mason Value	98,930	—	30,822	—	129,752
Limited Maturity Bond	89,138	—	44,102	—	133,240
Lord Abbett Affiliated	86,353	—	13,011	—	99,364
Multi-Manager International Small Cap	96,955	9,708	515	2,402	109,580
PIMCO High Yield	291,182	—	119,009	—	410,191
Pioneer Equity Income	61,074	9,415	—	—	70,489
Pioneer Fund	43,710	—	10,112	—	53,822
Stock Index	76,115	—	7,067	—	83,182
Templeton Global Growth	355,759	—	51,098	—	406,857
Van Kampen Real Estate	419,840	—	67,102	—	486,942
VP Index Plus International Equity	63,266	14,059	11,129	—	88,454
Wells Fargo Small Cap Disciplined	62,871	8,278	4,423	—	75,572

The following Portfolios placed a portion of its portfolio transactions with brokerage firms which are affiliates of each Investment Adviser. The commissions paid to these affiliated firms were:

Portfolio	Affiliated Brokers	Commissions Received

Franklin Mutual Shares	ING Baring LLC	$481
Multi-Manager International Small Cap	ING Baring LLC	4,130
Templeton Global Growth Equity	ING Baring LLC	388

NOTE 8 — OTHER ACCRUED EXPENSES AND LIABILITIES

At December 31, 2008, the following Portfolios had the following payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities:

Fund	Accrued Expenses	Amount

JPMorgan Value Opportunities	Custody	$12,098
	Postage	14,749
	Printing	15,309
Multi-Manager International Small Cap	Custody	65,785
	Offering	11,758
VP Index Plus International Equity	Custody	47,980
	Postage	52,834
	Printing	48,044

NOTE 9 —	WRITTEN OPTIONS

Transactions in written options for Franklin Mutual Shares for the year ended December 31, 2008 were as follows:

	Number of
	Contracts	Premium

Balance at 12/31/07	2,613	$27,519
Options Written	251	63,937
Options Terminated in Closing Purchase Transactions	(54)	(35,071)
Options Expired	(2,608)	(23,727)

Balance at 12/31/08	202	$32,658

Transactions in written options for PIMCO High Yield for the year ended December 31, 2008 were as follows:

	USD
	Notional	Premium

Balance at 12/31/07	315,800,000	$8,202,045
Options Written	147,200,000	2,783,845
Options Terminated in Closing Purchase Transactions	(110,000,000)	(2,770,872)
Options Expired	(29,500,000)	(326,770)
Options Exercised	(73,500,000)	(1,199,215)

Balance at 12/31/08	250,000,000	$6,689,033

103

NOTES TO FINANCIAL STATEMENTS as of December 31, 2008 (continued)

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

		Proceeds			Net Increase		Proceeds			Net Increase
		From			(Decrease)		From			(Decrease)
		Shares Issued	Reinvestment	Shares	in Shares		Shares Issued	Reinvestment	Shares	in Shares
	Shares Sold	in Merger	of Distributions	Redeemed	Outstanding	Shares Sold	in Merger	of Distributions	Redeemed	Outstanding
Year or Period Ended	#	#	#	#	#	($)	($)	($)	($)	($)

BlackRock Large Cap Growth

Class ADV
12-31-08	30,672	—	59,291	(124,399)	(34,436)	$280,217	$—	$530,064	$(1,100,446)	$(290,165)
12-31-07	132,150	—	—	(65,729)	66,421	1,584,579	—	—	(806,517)	778,062
Class I
12-31-08	905,710	—	2,549,995	(4,170,431)	(714,726)	8,920,171	—	23,306,951	(40,771,007)	(8,543,885)
12-31-07	522,850	23,375,590	—	(2,698,487)	21,199,953	6,547,529	294,192,892	—	(33,915,981)	266,824,440
Class S
12-31-08	3,733,413	—	1,775,736	(3,276,518)	2,232,631	33,937,874	—	16,176,961	(28,617,167)	21,497,668
12-31-07	2,336,139	279,070	—	(2,447,513)	167,696	28,957,981	3,504,217	—	(29,933,667)	2,528,531
Class S2
12-31-08	132,793	—	77,445	(404,924)	(194,686)	1,287,562	—	697,008	(3,679,056)	(1,694,486)
12-31-07	121,721	910,039	—	(354,460)	677,300	1,515,580	11,323,736	—	(4,416,004)	8,423,312
BlackRock Large Cap Value

Class ADV
12-31-08	—	—	—	—	—	—	—	—	—	—
12-31-07	1	—	—	—	1	10	—	—	—	10
Class I
12-31-08	5,838,265	—	683,181	(1,495,963)	5,025,483	68,077,940	—	7,521,822	(16,776,670)	58,823,092
12-31-07	5,663,124	—	238,806	(921,959)	4,979,971	82,635,302	—	3,555,863	(13,257,476)	72,933,689
Class S
12-31-08	176,060	—	215,149	(1,229,117)	(837,908)	1,906,405	—	2,364,490	(13,954,486)	(9,683,591)
12-31-07	1,036,802	—	172,827	(1,983,774)	(774,145)	14,869,534	—	2,566,487	(28,359,985)	(10,923,964)
Class S2
12-31-08	—	—	15,413	(64,742)	(49,329)	—	—	168,621	(747,853)	(579,232)
12-31-07	21,937	—	10,194	(53,380)	(21,249)	311,134	—	150,664	(763,942)	(302,144)
Evergreen Omega

Class ADV
12-31-08	—	—	—	—	—	—	—	—	—	—
12-31-07	2	—	—	(1)	1	10	—	—	(12)	(2)
Class I
12-31-08	1,097,446	—	1,907,483	(2,793,371)	211,558	10,539,464	—	18,884,085	(28,199,482)	1,224,067
12-31-07	867,842	—	173,622	(2,942,782)	(1,901,318)	10,927,990	—	2,225,836	(36,984,126)	(23,830,300)
Class S
12-31-08	758,242	—	82,821	(395,312)	445,751	6,146,337	—	816,618	(3,553,045)	3,409,910
12-31-07	98,589	—	6,539	(344,130)	(239,002)	1,215,224	—	83,372	(4,132,590)	(2,833,994)
Class S2
12-31-08	472	—	13,470	(17,095)	(3,153)	5,394	—	132,144	(174,585)	(37,047)
12-31-07	12,005	—	912	(26,283)	(13,366)	144,015	—	11,577	(319,310)	(163,718)
Focus 5

Class ADV
12-31-08	—	—	—	—	—	—	—	—	—	—
08-20-07(1)- 12-31-07	101	—	—	—	101	1,010	—	—	—	1,010
Class I
12-31-08	16,205	—	442	(687)	15,960	143,243	—	2,482	(5,217)	140,508
08-20-07(1)- 12-31-07	101	—	—	—	101	1,010	—	—	—	1,010
Class S
12-31-08	15,786,905	—	546,755	(4,095,904)	12,237,756	138,732,602	—	3,072,763	(33,729,155)	108,076,210
08-20-07(1)- 12-31-07	10,565,922	—	42,805	(1,992)	10,606,735	111,886,560	—	449,449	(21,836)	112,314,173

104

NOTES TO FINANCIAL STATEMENTS as of December 31, 2008 (continued)

NOTE 10 — CAPITAL SHARES (continued)

		Proceeds			Net Increase		Proceeds			Net Increase
		From			(Decrease)		From			(Decrease)
		Shares Issued	Reinvestment	Shares	in Shares		Shares Issued	Reinvestment	Shares	in Shares
	Shares Sold	in Merger	of Distributions	Redeemed	Outstanding	Shares Sold	in Merger	of Distributions	Redeemed	Outstanding
Year or Period Ended	#	#	#	#	#	($)	($)	($)	($)	($)

Franklin Income

Class ADV
12-31-08	—	—	—	—	—	$—	$—	$—	$—	$—
12-31-07	2	—	—	—	2	22	—	—	—	22
Class I
12-31-08	18,089,679	—	1,097,088	(3,908,585)	15,278,182	181,192,432	—	10,784,378	(35,969,640)	156,007,170
12-31-07	16,036,750	—	54,638	(800,328)	15,291,060	183,324,475	—	627,241	(8,984,784)	174,966,932
Class S
12-31-08	14,529,842	—	1,477,133	(8,730,211)	7,276,764	147,473,411	—	14,475,902	(82,136,566)	79,812,747
12-31-07	20,538,499	—	319,317	(3,686,991)	17,170,825	233,713,867	—	3,656,180	(41,861,477)	195,508,570
Class S2
12-31-08	269,812	—	32,635	(339,822)	(37,375)	2,703,866	—	319,172	(3,062,012)	(38,974)
12-31-07	624,997	—	7,496	(89,676)	542,817	7,118,346	—	85,751	(1,011,081)	6,193,016
Franklin Mutual Shares

Class ADV
12-31-08	—	—	—	(1)	(1)	—	—	—	(6)	(6)
04-30-07(1)- 12-31-07	102	—	—	—	102	1,020	—	—	—	1,020
Class I
12-31-08	22,139,863	—	1,984,609	(2,320,109)	21,804,363	181,441,222	—	11,176,941	(18,386,099)	174,232,064
04-30-07(1)- 12-31-07	18,389,255	—	20,353	(222,129)	18,187,479	181,824,270	—	197,021	(2,171,939)	179,849,352
Class S
12-31-08	7,653,055	—	1,236,724	(4,683,005)	4,206,774	62,352,311	—	6,961,248	(39,218,766)	30,094,793
04-30-07(1)- 12-31-07	24,553,856	—	7,260	(2,043,952)	22,517,164	238,660,828	—	70,208	(20,090,005)	218,641,031
International Growth Opportunities

Class ADV
12-31-08	874	—	1	(2)	873	4,870	150	6	(9)	5,017
12-31-07	3	—	—	—	3	10	—	5	—	15
Class I
12-31-08	290,710	—	1	(2,048)	288,663	1,329,333	45,389	5	(8,839)	1,365,888
12-31-07	1	—	—	—	1	10	—	3	—	13
Class S
12-31-08	302,854	—	5,795,145	(4,238,846)	1,859,153	1,158,141	2,688,652	34,944,722	(28,373,949)	10,417,566
12-31-07	9,458	—	3,223,959	(4,099,974)	(866,557)	95,059	—	31,884,959	(43,390,795)	(11,410,777)
Class S2
12-31-08	66,696	—	426,455	(237,269)	255,882	282,501	204,448	2,558,727	(1,360,020)	1,685,686
12-31-07	1,313	—	208,321	(136,525)	73,109	14,441	—	2,051,962	(1,450,623)	615,780
JPMorgan Small Cap Core Equity

Class ADV
12-31-08	48,573	—	18,439	(70,461)	(3,449)	559,512	—	197,301	(770,898)	(14,085)
12-31-07	108,336	—	10,703	(58,810)	60,229	1,557,109	—	158,088	(858,110)	857,087
Class I
12-31-08	5,872,059	—	1,392,956	(2,586,441)	4,678,574	71,253,009	—	15,183,218	(29,637,796)	56,798,431
12-31-07	1,350,683	—	462,212	(2,236,517)	(423,622)	19,267,103	—	6,951,674	(32,618,166)	(6,399,389)
Class S
12-31-08	1,161,755	—	1,789,287	(5,434,099)	(2,483,057)	13,944,066	—	19,377,980	(61,173,240)	(27,851,194)
12-31-07	4,005,285	—	967,076	(3,515,553)	1,456,808	58,191,364	—	14,457,787	(50,890,171)	21,758,980
Class S2
12-31-08	16,091	—	377,038	(662,715)	(269,586)	192,622	—	4,053,157	(7,318,922)	(3,073,143)
12-31-07	224,712	—	201,796	(383,517)	42,991	3,223,894	—	2,994,650	(5,480,124)	738,420

105

NOTES TO FINANCIAL STATEMENTS as of December 31, 2008 (continued)

NOTE 10 — CAPITAL SHARES (continued)

		Proceeds			Net Increase		Proceeds			Net Increase
		From			(Decrease)		From			(Decrease)
		Shares Issued	Reinvestment	Shares	in Shares		Shares Issued	Reinvestment	Shares	in Shares
	Shares Sold	in Merger	of Distributions	Redeemed	Outstanding	Shares Sold	in Merger	of Distributions	Redeemed	Outstanding
Year or Period Ended	#	#	#	#	#	($)	($)	($)	($)	($)

JPMorgan Value Opportunities

Class ADV
12-31-08	535	—	311	(214)	632	$4,994	$—	$2,325	$(1,307)	$6,012
12-31-07	510	—	79	(5)	584	6,507	—	1,020	(59)	7,468
Class I
12-31-08	11,155,178	—	5,849,886	(6,051,516)	10,953,548	97,897,730	—	43,545,729	(52,914,577)	88,528,882
12-31-07	7,200,362	—	1,541,731	(3,832,254)	4,909,839	90,507,305	—	19,934,580	(49,077,141)	61,364,744
Class S
12-31-08	179,948	—	682,331	(1,288,295)	(426,016)	1,565,508	—	5,157,375	(11,905,081)	(5,182,198)
12-31-07	1,589,282	—	386,190	(3,873,389)	(1,897,917)	20,376,589	—	4,997,297	(49,083,252)	(23,709,366)
Class S2
12-31-08	923	—	18,842	(47,425)	(27,660)	8,075	—	141,920	(479,552)	(329,557)
12-31-07	48,626	—	9,826	(50,419)	8,033	611,209	—	126,360	(641,047)	96,522
Legg Mason Value

Class ADV
12-31-08	155,386	—	147,682	(415,304)	(112,236)	1,016,900	—	725,116	(3,149,069)	(1,407,053)
12-31-07	130,167	—	7,725	(204,034)	(66,142)	1,457,171	—	90,612	(2,269,648)	(721,865)
Class I
12-31-08	8,754,559	—	1,276,091	(56,819,549)	(46,788,899)	78,451,766	—	6,393,214	(467,279,959)	(382,434,979)
12-31-07	24,020,687	—	491,630	(7,102,666)	17,409,651	273,940,491	—	5,840,561	(80,921,657)	198,859,395
Class S
12-31-08	3,483,203	—	11,932,859	(11,583,428)	3,832,634	19,473,887	—	59,425,641	(79,953,232)	(1,053,704)
12-31-07	4,122,600	—	444,023	(8,001,227)	(3,434,604)	46,303,478	—	5,248,354	(91,123,761)	(39,571,929)
Class S2
12-31-08	134,301	—	830,193	(515,408)	449,086	665,782	—	4,101,154	(3,541,089)	1,225,847
12-31-07	91,756	—	29,959	(352,765)	(231,050)	1,011,561	—	352,315	(4,000,622)	(2,636,746)
Limited Maturity Bond

Class ADV
12-31-08	—	—	—	—	—	—	—	—	—	—
12-31-07	1	—	—	—	1	10	—	—	—	10
Class I
12-31-08	12,282,742	—	1,380,554	(36,829,456)	(23,166,160)	132,671,108	—	14,551,037	(411,942,950)	(264,720,805)
12-31-07	44,379,309	—	865,878	(12,377,099)	32,868,088	483,413,750	—	9,264,897	(134,740,194)	357,938,453
Class S
12-31-08	1,341,300	—	1,567,483	(5,592,731)	(2,683,948)	14,474,608	—	16,583,972	(60,277,790)	(29,219,210)
12-31-07	634,278	—	507,632	(6,063,287)	(4,921,377)	6,905,524	—	5,446,896	(66,007,257)	(53,654,837)
Class S2
12-31-08	—	—	—	—	—	—	—	—	—	—
12-31-07	1	—	—	—	1	10	—	—	—	10

106

NOTES TO FINANCIAL STATEMENTS as of December 31, 2008 (continued)

NOTE 10 — CAPITAL SHARES (continued)

		Proceeds			Net Increase		Proceeds			Net Increase
		From			(Decrease)		From			(Decrease)
		Shares Issued	Reinvestment	Shares	in Shares		Shares Issued	Reinvestment	Shares	in Shares
	Shares Sold	in Merger	of Distributions	Redeemed	Outstanding	Shares Sold	in Merger	of Distributions	Redeemed	Outstanding
Year or Period Ended	#	#	#	#	#	($)	($)	($)	($)	($)

Lord Abbett Affiliated

Class ADV
12-31-08	—	—	—	—	—	$—	$—	$—	$—	$—
12-31-07	1	—	—	—	1	10	—	—	—	10
Class I
12-31-08	290,611	—	2,461,787	(1,902,234)	850,164	2,765,220	—	19,675,934	(17,781,569)	4,659,585
12-31-07	12,321,655	—	67,382	(8,335,079)	4,053,958	153,653,480	—	873,948	(107,714,597)	46,812,831
Class S
12-31-08	53,183	—	1,881,792	(2,767,063)	(832,088)	567,059	—	15,176,601	(27,270,454)	(11,526,794)
12-31-07	198,553	—	451,361	(3,352,524)	(2,702,610)	2,564,376	—	5,858,662	(43,290,451)	(34,867,413)
Class S2
12-31-08	2,514	—	55,590	(40,740)	17,364	27,200	—	445,887	(392,074)	81,013
12-31-07	13,747	—	11,199	(45,419)	(20,473)	175,322	—	144,688	(587,264)	(267,254)
Multi-Manager International Small Cap

Class ADV
04-28-08(1)- 12-31-08	301	—	—	—	301	3,010	—	—	—	3,010
Class I
04-28-08(1)- 12-31-08	23,190,439	—	—	(1,061,435)	22,129,004	211,850,828	—	—	(6,770,347)	205,080,481
Class S
04-28-08(1)- 12-31-08	936,844	—	—	(416,404)	520,440	7,656,658	—	—	(3,270,010)	4,386,648
Class S2
04-28-08(1)- 12-31-08	301	—	—	—	301	3,010	—	—	—	3,010
PIMCO High Yield

Class ADV
12-31-08	8,585	—	2,673	(13,097)	(1,839)	76,895	—	22,835	(116,765)	(17,035)
12-31-07	33,525	—	823	(2,697)	31,651	324,285	—	8,183	(26,569)	305,899
Class I
12-31-08	53,488,034	—	2,231,184	(2,600,908)	53,118,310	426,706,874	—	17,525,591	(22,382,454)	421,850,011
12-31-07	2,273,660	—	347,745	(13,707,048)	(11,085,643)	23,107,263	—	3,528,650	(141,326,033)	(114,690,120)
Class S
12-31-08	4,245,705	—	5,029,673	(20,190,509)	(10,915,131)	39,586,942	—	43,014,565	(176,274,892)	(93,673,385)
12-31-07	11,944,860	—	4,758,349	(21,435,896)	(4,732,687)	122,497,292	—	48,225,129	(215,022,789)	(44,300,368)
Class S2
12-31-08	—	—	—	—	—	—	—	—	—	—
12-31-07	2	—	—	—	2	10	—	1	—	11
Pioneer Equity Income

Class ADV
12-31-08	—	—	—	(1)	(1)	—	—	—	(7)	(7)
05-11-07(1)- 12-31-07	103	—	—	—	103	1,030	—	—	—	1,030
Class I
12-31-08	1,822,467	—	747,986	(1,738,220)	832,233	14,101,832	—	4,420,599	(14,264,396)	4,258,035
05-11-07(1)- 12-31-07	18,641,569	—	244,249	(822,180)	18,063,638	177,080,691	—	2,259,299	(7,879,680)	171,460,310
Class S
12-31-08	—	—	—	(1)	(1)	—	—	—	(7)	(7)
05-11-07(1)- 12-31-07	102	—	—	—	102	1,020	—	—	—	1,020

107

NOTES TO FINANCIAL STATEMENTS as of December 31, 2008 (continued)

NOTE 10 — CAPITAL SHARES (continued)

		Proceeds			Net Increase		Proceeds			Net Increase
		From			(Decrease)		From			(Decrease)
		Shares Issued	Reinvestment	Shares	in Shares		Shares Issued	Reinvestment	Shares	in Shares
	Shares Sold	in Merger	of Distributions	Redeemed	Outstanding	Shares Sold	in Merger	of Distributions	Redeemed	Outstanding
Year or Period Ended	#	#	#	#	#	($)	($)	($)	($)	($)

Pioneer Fund

Class ADV
12-31-08	—	—	—	—	—	$—	$—	$—	$—	$—
12-31-07	1	—	—	—	1	10	—	1	—	11
Class I
12-31-08	567,656	—	244,966	(973,704)	(161,082)	5,786,736	—	2,386,641	(10,569,806)	(2,396,429)
12-31-07	1,252,771	—	79,602	(653,966)	678,407	16,391,781	—	1,086,566	(8,820,823)	8,657,524
Class S
12-31-08	236,876	—	496,446	(1,756,386)	(1,023,064)	2,684,777	—	4,891,794	(19,417,446)	(11,840,875)
12-31-07	1,078,646	—	232,792	(1,768,734)	(457,296)	14,508,937	—	3,170,635	(23,479,399)	(5,799,827)
Class S2
12-31-08	—	—	—	—	—	—	—	—	—	—
12-31-07	1	—	—	—	1	10	—	1	—	11
Stock Index
Class I
12-31-08	8,978,474	—	2,304,696	(5,133,810)	6,149,360	97,840,486	—	20,730,223	(55,498,817)	63,071,892
12-31-07	9,214,705	—	1,420,733	(5,020,907)	5,614,531	121,154,196	—	18,853,133	(66,177,060)	73,830,269
Class S
12-31-08	1,924,132	—	76,507	(537,072)	1,463,567	20,379,324	—	661,976	(5,884,119)	15,157,181
04-30-07(1)- 12-31-07	433,187	—	2,532	(20,578)	415,141	5,730,299	—	33,545	(271,692)	5,492,152
Class S2
12-31-08	1,807,142	—	59,733	(351,283)	1,515,592	18,068,023	—	502,788	(3,233,854)	15,336,957
08-01-07(1)- 12-31-07	176,710	—	—	(21,080)	155,630	2,317,107	—	—	(271,927)	2,045,180
Templeton Global Growth

Class ADV
12-31-08	—	—	—	(1)	(1)	—	—	—	(10)	(10)
12-31-07	2	—	—	—	2	29	—	—	—	29
Class I
12-31-08	16,398,926	—	1,270,144	(2,124,037)	15,545,033	190,847,163	—	14,238,312	(21,302,438)	183,783,037
12-31-07	12,469,085	—	56,455	(185,398)	12,340,142	183,865,529	—	856,986	(2,691,800)	182,030,715
Class S
12-31-08	998,565	—	1,663,781	(5,365,791)	(2,703,445)	11,503,875	—	18,717,536	(61,000,766)	(30,779,355)
12-31-07	2,492,579	—	1,028,555	(4,136,169)	(615,035)	37,157,931	—	15,644,316	(60,601,696)	(7,799,449)
Class S2
12-31-08	20,260	—	25,143	(160,049)	(114,646)	249,568	—	281,351	(1,948,602)	(1,417,683)
12-31-07	50,020	—	17,514	(85,113)	(17,579)	735,495	—	264,637	(1,240,141)	(240,009)
Van Kampen Real Estate

Class ADV
12-31-08	48,347	—	12,757	(23,784)	37,320	1,259,912	—	253,479	(460,624)	1,052,767
12-31-07	25,964	—	2,852	(12,771)	16,045	947,818	—	95,745	(436,353)	607,210
Class I
12-31-08	28,320,539	—	6,036,019	(19,945,964)	14,410,594	669,033,343	—	122,712,266	(352,344,249)	439,401,360
12-31-07	6,883,680	—	839,687	(1,635,085)	6,088,282	227,294,407	—	28,633,333	(62,982,961)	192,944,779
Class S
12-31-08	2,423,771	—	4,899,504	(6,924,501)	398,774	56,620,442	—	99,361,938	(161,616,757)	(5,634,377)
12-31-07	2,909,883	—	3,005,583	(9,593,179)	(3,677,713)	105,220,279	—	102,129,722	(337,539,856)	(130,189,855)
Class S2
12-31-08	48,753	—	232,541	(230,385)	50,909	873,124	—	4,697,333	(5,354,129)	216,328
12-31-07	74,775	—	126,240	(178,002)	23,013	2,459,468	—	4,273,222	(6,151,593)	581,097

108

NOTES TO FINANCIAL STATEMENTS as of December 31, 2008 (continued)

NOTE 10 — CAPITAL SHARES (continued)

		Proceeds			Net Increase		Proceeds			Net Increase
		From			(Decrease)		From			(Decrease)
		Shares Issued	Reinvestment	Shares	in Shares		Shares Issued	Reinvestment	Shares	in Shares
	Shares Sold	in Merger	of Distributions	Redeemed	Outstanding	Shares Sold	in Merger	of Distributions	Redeemed	Outstanding
Year or Period Ended	#	#	#	#	#	($)	($)	($)	($)	($)

VP Index Plus International Equity

Class ADV
12-31-08	—	—	—	—	—	$—	$—	$—	$—	$—
12-31-07	1	—	—	—	1	10	—	—	—	10
Class I
12-31-08	16,948,998	—	7,855,565	(49,292,916)	(24,488,353)	199,051,022	—	59,309,517	(638,700,584)	(380,340,045)
12-31-07	25,752,006	5,387,988	118,978	(4,297,786)	26,961,186	359,192,660	77,444,916	1,753,735	(62,206,504)	376,184,807
Class S
12-31-08	981,228	—	4,035,253	(2,583,083)	2,433,398	7,118,348	—	30,385,453	(22,748,051)	14,755,750
12-31-07	3,747,200	113,564	27,456	(4,356,923)	(468,703)	51,481,533	1,627,235	403,871	(62,262,510)	(8,749,871)
Class S2
12-31-08	1,065	—	21,197	(24,119)	(1,857)	7,561	—	161,099	(258,640)	(89,980)
12-31-07	29,708	—	209	(25,760)	4,157	416,789	—	3,078	(372,052)	47,815
Wells Fargo Small Cap Disciplined

Class ADV
12-31-08	16,332	—	5,935	(35,110)	(12,843)	134,690	—	45,999	(238,303)	(57,614)
12-31-07	27,973	—	—	(31,709)	(3,736)	326,093	—	—	(367,729)	(41,636)
Class I
12-31-08	5,994,128	—	1,962,387	(7,767,399)	189,116	50,690,609	—	15,267,370	(74,070,799)	(8,112,820)
12-31-07	4,710,753	—	—	(1,225,735)	3,485,018	54,527,051	—	—	(14,285,244)	40,241,807
Class S
12-31-08	293,140	—	564,189	(1,190,511)	(333,182)	2,299,153	—	4,389,394	(10,413,053)	(3,724,506)
12-31-07	1,030,073	—	—	(2,743,538)	(1,713,465)	11,850,381	—	—	(31,723,406)	(19,873,025)
Class S2
12-31-08	395	—	9,247	(9,124)	518	2,623	—	71,754	(81,953)	(7,576)
12-31-07	9,518	—	—	(66,277)	(56,759)	110,513	—	—	(748,607)	(638,094)

(1)	Commencement of operations.

109

NOTES TO FINANCIAL STATEMENTS as of December 31, 2008 (continued)

NOTE 11 — ILLIQUID SECURITIES

Pursuant to guidelines adopted by the Portfolios’ Board, the following securities have been deemed to be illiquid. Each Portfolio currently limits investment in illiquid securities to 15% of the Portfolio’s net assets (10% for Limited Maturity Bond), at market value, at time of purchase.

		Notional
		Principal/
		Principal	Initial	Cost/		Percent
		Amount/	Acquisition	Upfront		of Net
Portfolio	Security	Shares	Date	Payments	Value	Assets

Focus 5	Oxiana Ltd.	190,604	12/31/07	$560,231	$73,089	0.1%

				$560,231	$73,089	0.1%

Franklin Mutual Shares	Daimler Chrysler Escrow, 2.000%, due 07/31/14	1,017,500	07/26/07	$990,030	$203,500	0.1%
	Daimler Chrysler Escrow	1,159,302	07/26/07	1,127,666	231,860	0.1%
	Kindred Healthcare, Inc.	3,265	08/17/07	61,880	42,510	0.0%
	Calpine Corp., 4.340%, due 07/24/09	272,144	02/25/08	272,144	166,469	0.0%
	Pontus II, LLC, 7.520%, due 06/25/09	133,224	02/28/08	133,224	11,443	0.0%
	Pontus I, LLC, 7.520%, due 07/24/09	266,358	02/12/08	266,358	22,878	0.0%
	Pontus I, LLC, 7.520%, due 07/24/09	301,277	01/22/08	301,277	181,030	0.0%

				$3,152,578	$859,690	0.2%

International Growth Opportunities	Federal Grid Co Unitied Energy System JSC	14,565,182	12/10/07	$262,251	$60,957	0.1%
	Holding MRSK OAO	1,857,900	12/10/07	271,234	60,382	0.1%
	Inter Rao Ues OAO	77,779,773	12/10/07	65,102	16,673	0.0%
	Kusbassenergo OJSC	1,298,865	12/10/07	24,979	3,226	0.0%
	Mosenergo OAO	624,224	12/10/07	103,263	20,156	0.0%
	OGK-1 OAO	1,787,337	12/10/07	158,194	20,616	0.0%
	OGK-2 OAO	930,437	12/10/07	64,766	7,923	0.0%
	OGK-3 OJSC	764,358	12/10/07	67,021	9,519	0.0%
	OGK-4 OJSC	1,908,765	12/10/07	128,666	23,754	0.0%
	OGK-6 OAO	1,084,360	12/10/07	74,225	9,411	0.0%
	RAO Energy System of East OAO	1,857,900	12/10/07	58,767	3,902	0.0%
	RusHydro	6,415,641	12/10/07	450,262	134,087	0.2%
	Territorial Generating Co. 1	71,033,435	12/10/07	91,257	8,218	0.0%
	TGK-10 OAO	16,463	12/10/07	73,403	16,945	0.0%
	TGK-14	18,046,939	12/10/07	5,094	1,965	0.0%
	TGK-2	24,120,890	12/10/07	23,710	2,528	0.0%
	TGK-4	29,476,473	12/10/07	30,411	6,920	0.0%
	TGK-6	28,473,988	12/10/07	18,844	3,544	0.0%
	TGK-8 OAO	32,071,956	12/10/07	50,567	38,486	0.1%
	TGK-9 OAO	125,101,179	12/10/07	37,744	5,108	0.0%
	TNK-BP Holding	855,826	04/28/06	2,511,995	391,112	0.6%
	Volga Territorial Generating Co.	621,294	12/10/07	40,598	5,243	0.0%
	Yenisei Territorial Generating Co.	3,201,671	12/10/07	21,189	3,388	0.0%

				$4,633,540	$854,063	1.1%

Lord Abbett Affiliated	Hertz Global Holdings, Inc.	308,826	06/13/07	$4,852,642	$1,565,748	1.1%

				$4,852,642	$1,565,748	1.1%

Multi-Manager International Small Cap	China South Locomotive and Rolling Stock Corp.	1,811,879	08/25/08	$690,073	$984,234	0.8%
	Oridion Systems Ltd.	75,000	05/19/08	707,672	507,352	0.4%

				$1,397,745	$1,491,586	1.2%

PIMCO High Yield	Credit Default Swaps
	CDX.NA.IG.9 Index (30-100% Tranche)	1,555,655	03/13/08	$—	$10,543	0.0%

				$—	$10,543	0.0%

	Total Return Swaps
	Receive positive total return on Motorola Inc. (MOT, 26,400 shs.), and Pay a floating rate based on 3-month USD-LIBOR plus .25% plus the absolute value of any negative total return on Motorola Inc. Counterparty: Merrill Lynch, Pierce, Fenner & Smith Inc.	134,376	10/23/08	$—	$(24,202)	0.0%

	Receive positive total return on SandRidge Energy Inc. (SD, 36,400 shs.), and Pay a floating rate based on 3-month USD-LIBOR plus .25% plus the absolute value of any negative total return on SandRidge Energy Inc.
	Counterparty: Merrill Lynch, Pierce, Fenner & Smith Inc.	364,000	10/23/08	—	(163,516)	0.0%

				$—	$(187,718)	0.0%

	Options
	Call Swaption OTC — The Royal Bank of Scotland PLC
	3 Month USD-LIBOR — Fund Pays Floating
	Strike @ 4.000%-Exp 09/18/09	177,600,000	05/02/08	$1,667,220	$7,486,453	1.0%

				$1,667,220	$7,486,453	1.0%

110

NOTES TO FINANCIAL STATEMENTS as of December 31, 2008 (continued)

NOTE 11 — ILLIQUID SECURITIES (continued)

		Notional
		Principal/
		Principal	Initial	Cost/		Percent
		Amount/	Acquisition	Upfront		of Net
Portfolio	Security	Shares	Date	Payments	Value	Assets

	Securities
	American International Group, Inc., 8.625%, due 05/22/38	GBP 1,000,000	12/01/08	$504,137	$488,836	0.1%
	Choctaw Resort Development Enterprise, 7.250%, due 11/15/19	1,683,000	07/08/05	1,730,370	883,575	0.1%
	Community Health Systems, Inc., 3.400%, due 07/02/14	23,202	12/30/08	23,202	18,179	0.0%
	Continental Airlines, Inc., 6.920%, due 04/02/13	1,055,043	04/30/04	1,044,493	990,272	0.1%
	Intergen NV, 9.000%, due 06/30/17	4,050,000	04/09/08	4,080,997	3,341,250	0.4%
	Lighthouse International Co. SA, 8.000%, due 04/30/14	EUR 3,060,000	05/07/04	3,830,706	2,041,702	0.3%
	Local Insight Media Finance L.P., 7.770%, due 04/21/15	1,745,625	04/21/08	1,588,231	820,444	0.1%
	Nordic Telephone Co. APS, 8.875%, due 05/01/16	5,350,000	04/26/06	5,380,765	3,771,750	0.5%
	NSG Holdings, LLC, 7.750%, due 12/15/25	3,400,000	03/06/07	3,391,500	2,669,000	0.3%
	Quicksilver Resources, Inc., 7.750%, due 08/05/13	937,500	08/05/08	920,147	618,750	0.1%
	Telesat Canada/Telesat, LLC, 12.500%, due 11/01/17	600,000	10/31/07	597,000	363,000	0.0%
	Tribune Co., 6.500%, due 06/04/14	1,925,650	06/18/08	1,456,563	373,898	0.0%
	Unity Media GmbH, 10.375%, due 02/15/15	1,175,000	07/11/05	1,175,000	913,563	0.1%
	Wind Acquisition Finance SA, 10.750%, due 12/01/15	1,200,000	11/22/05	1,200,000	1,038,000	0.1%

				$26,923,111	$18,332,219	2.4%

Templeton Global Growth	Rolls-Royce Group PLC	48,334	06/02/05	$93	$69	0.0%

				$93	$69	0.0%

NOTE 12 — SECURITIES LENDING

Under an agreement with The Bank of New York Mellon (“BNY”), the Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned when the transaction is entered into and is adjusted daily for changes in the market values of the securities on loan. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The Portfolios bear the risk of loss with respect to the investment of collateral. Currently, the cash collateral is invested in the Bank of New York Mellon Corp. Institutional Cash Reserves Fund (“BICR Fund”). BNY serves as investment manager, custodian and operational trustee of the BICR Fund. As of December 31, 2008, the BICR Fund held certain defaulted securities that had market values significantly below amortized cost. The investment in the BICR Fund is included in the Portfolio of Investments under Securities Lending Collateral and the unrealized loss on such investment is included in Net Unrealized Depreciation on the Statements of Assets and Liabilities. The Portfolios agreed, in principle, to the terms of capital support extended by The Bank of New York Mellon Corporation (“BNYC”), an affiliated company of BNY, for the certain defaulted securities held by the BICR Fund. BNYC will support the value of these securities up to a certain amount and subject, in part, to the Portfolios’ continued lending of securities. The recorded value of each Portfolio’s investment in the BICR Fund includes the value of the underlying securities held by the BICR Fund and the estimated value of the support to be provided by BNYC.

Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in the Portfolios. At December 31, 2008, the following Portfolios had securities on loan with the following market values:

	Value of	Cash
	Securities	Collateral
Portfolio	Loaned	Received*

BlackRock Large Cap Growth	$2,923,451	$2,935,376
BlackRock Large Cap Value	1,045,478	1,057,200
Franklin Income	13,044,031	13,273,469
International Growth Opportunities	4,075,060	4,245,093
JPMorgan Small Cap Core Equity	24,682,208	24,909,002
Limited Maturity Bond	32,922,309	33,531,436
Lord Abbett Affiliated	305,536	313,604
PIMCO High Yield	15,937,882	16,100,822
Stock Index	3,941,651	4,044,004
Templeton Global Growth	4,899,255	5,101,002
Van Kampen Real Estate	7,912,463	7,939,019
VP Index Plus International Equity	76,378	77,413
Wells Fargo Small Cap Disciplined	5,515,219	5,780,635

*	Cash collateral received was invested in the BICR Fund, the fair value of which is presented in the respective Funds’ Portfolio of Investments.

111

NOTES TO FINANCIAL STATEMENTS as of December 31, 2008 (continued)

NOTE 13 — CONCENTRATION OF INVESTMENT RISKS

Non-Diversified.  Legg Mason Value and Van Kampen Real Estate are each classified as non-diversified investment companies under the 1940 Act, which means that each Portfolio is not limited by the 1940 Act in the proportion of assets that they may invest in the obligations of a single issuer. Declines in the value of that single company can significantly impact the value of a Portfolio. The investment of a large percentage of a Portfolio’s assets in the securities of a small number of issuers may cause the Portfolios’ share price to fluctuate more than that of a diversified investment company. Conversely, even though classified as nondiversified, a Portfolio may actually maintain a portfolio that is diversified with a large number of issuers. In such an event, a Portfolio would benefit less from appreciation in a single corporate issuer than if it had greater exposure to that issuer.

Concentration.  Certain Portfolios concentrate (for purposes of the 1940 Act) their assets in securities related to a particular industry, which means that at least 25% of their assets will be invested in that particular industry at all times. As a result, a Portfolio may be subject to greater market fluctuation than a portfolio which has securities representing a broader range of investment alternatives.

Foreign Securities.  Investments in foreign securities may entail risks not present in domestic investments. Since securities in which the Portfolios may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolios. Foreign investments may also subject the Portfolios to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-a-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of the Portfolios investments.

Emerging Markets Risk.  Emerging market countries are generally defined as countries in the initial stage of their industrialization cycles with low per capita income. Investment in emerging market countries presents risks in a greater degree than, and in addition to, those presented by investment in foreign issuers in general as these countries may be less politically and economically stable than other countries. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar from time to time, and devaluation may occur after investments in those currencies by a Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

High-Yield, Lower-Grade Debt Securities Risk.  High-yield debt securities (commonly referred to as “junk bonds”) generally present greater credit risk that an issuer cannot make timely payment of interest or principal than an issuer of a higher quality debt security, and typically have greater potential price volatility and principal and income risk. Changes in interest rates, the market’s perception of the issuers and the credit worthiness of the issuers may significantly affect the value of these bonds. High-yield bonds are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and interest payments. The secondary market in which high-yield securities are traded may be less liquid than the market for higher grade bonds. It may be more difficult to value less liquid high-yield securities, and determination of their value may involve elements of judgment.

During the period, Lehman Brothers Holdings, Inc. (LBHI) and certain of its affiliates sought protection under the insolvency laws of their jurisdictions of organization, including the United States, the United Kingdom and Japan. For the period ended December 31, 2008, PIMCO High Yield had outstanding securities trades with counterparties affiliated with LBHI. As a result of these events, LBHI’s affiliates were unable to fulfill their commitments and, in certain cases, PIMCO High Yield may have terminated its trades and related agreements with the relevant entities and, where appropriate, is in the process of initiating claims for damages. Management has determined that the financial impact to the Portfolio relating to these events is immaterial.

112

NOTES TO FINANCIAL STATEMENTS as of December 31, 2008 (continued)

NOTE 14 — REORGANIZATIONS

On April 28, 2007, BlackRock Large Cap Growth, as listed below (“Acquiring Portfolio”), acquired the assets and certain liabilities of ING American Century Select Portfolio, also listed below (“Acquired Portfolio”), in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the Acquired Portfolio’s shareholders. The number and value of shares issued by the Acquiring Portfolio are presented in Note 10 — Capital Share Transactions. Net assets and unrealized appreciation as of the reorganization date were as follows:

		Total Net Assets	Total Net Assets		Acquired Portfolio
Acquiring	Acquired	of Acquired	of Acquiring	Acquired Capital Loss	Unrealized	Conversion
Portfolio	Portfolio	Portfolio (000’s)	Portfolio (000’s)	Carryforwards (000’s)	Appreciation (000’s)	Ratio

BlackRock Large Cap Growth	ING American Century Select Portfolio	$309,021	$171,136	$14,435	$48,268	0.78

The net assets of BlackRock Large Cap Growth after the acquisition were $480,156,861.

On November 10, 2007, VP Index Plus International Equity, as listed below (“Acquiring Portfolio”), acquired the assets and certain liabilities of ING VP International Equity Portfolio, also listed below (“Acquired Portfolio”), in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the Acquired Portfolio’s shareholders. The number and value of shares issued by the Acquiring Portfolio are presented in Note 9 — Capital Share Transactions. Net assets and unrealized appreciation as of the reorganization date were as follows:

		Total net assets	Total Net Assets		Acquired Portfolio
Acquiring	Acquired	of Acquired	of Acquiring	Acquired Capital Loss	Unrealized	Conversion
Portfolio	Portfolio	Portfolio (000’s)	Portfolio (000’s)	Carryforward (000’s)	Depreciation (000’s)	Ratio

VP Index Plus	ING VP International
International Equity	Equity Portfolio	$79,072	$699,945	$—	$(890)	0.7895

The net assets of VP Index Plus International Equity after the acquisition was $779,017,112.

NOTE 15 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

113

NOTES TO FINANCIAL STATEMENTS as of December 31, 2008 (continued)

NOTE 15 — FEDERAL INCOME TAXES (continued)

The following permanent tax differences have been reclassified as of December 31, 2008:

			Accumulated
	Paid-in	Undistributed Net	Net Realized
	Capital	Investment Income	Gains/(Losses)

BlackRock Large Cap Growth	$—	$(11,205)	$11,205
BlackRock Large Cap Value	—	(5,221)	5,221
Evergreen Omega	—	(10,594)	10,594
Focus 5	—	(12,064)	12,064
Franklin Income	—	(144,359)	144,359
Franklin Mutual Shares	—	9,077,638	(9,077,638)
International Growth Opportunities	—	(179,383)	179,383
JPMorgan Small Cap Core Equity	—	(996,961)	996,961
JPMorgan Value Opportunities	—	(223,233)	223,233
Legg Mason Value	—	(6,397)	6,397
Limited Maturity Bond	—	(205,928)	205,928
Lord Abbett Affiliated	—	(9,620)	9,620
Multi-Manager International Small Cap	(9,120)	(156,827)	165,947
PIMCO High Yield	(7,623)	5,336,956	(5,329,333)
Pioneer Equity Income	—	(167,403)	167,403
Pioneer Fund	(4,301)	(194,456)	198,757
Stock Index	—	(151,203)	151,203
Templeton Global Growth	—	(65,527)	65,527
Van Kampen Real Estate	—	(400,167)	400,167
VP Index Plus International Equity	—	(2,178,492)	2,178,492
Wells Fargo Small Cap Disciplined	—	(368,300)	368,300

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2008			Year Ended December 31, 2007
	Ordinary	Long-Term	Return of	Ordinary	Long-Term
	Income	Capital Gains	Capital	Income	Capital Gains

BlackRock Large Cap Growth	$14,083,818	$26,627,166	$—	$—	$—
BlackRock Large Cap Value	1,099,172	8,955,806	—	2,165,989	4,107,060
Evergreen Omega	3,093,574	16,739,393	—	2,320,797	—
Focus 5	3,075,257	—	—	497,557	—
Franklin Income	24,224,741	1,354,742	—	4,369,184	—
Franklin Mutual Shares	18,013,698	124,515	—	270,431	—
International Growth Opportunities	17,989,624	19,514,303	—	16,005,598	17,931,739
JPMorgan Small Cap Core Equity	8,433,187	30,378,469	—	8,443,301	16,118,898
JPMorgan Value Opportunities	33,545,971	15,301,378	—	21,702,870	3,356,387
Legg Mason Value	3,840,623	66,804,502	—	90,414	11,441,428
Limited Maturity Bond	30,575,272	559,886	—	14,711,834	—
Lord Abbett Affiliated	11,825,553	23,473,003	—	6,244,017	633,321
PIMCO High Yield	55,527,096	264,853	4,771,774	49,722,193	2,063,623
Pioneer Equity Income	4,243,417	—	177,228	2,272,048	—
Pioneer Fund	3,088,194	4,122,973	67,373	2,303,985	1,953,287
Stock Index	17,420,889	4,474,098	—	8,121,604	10,765,119
Templeton Global Growth	8,693,482	24,543,755	—	13,968,680	2,797,328
Van Kampen Real Estate	39,031,741	187,993,275	—	28,689,577	106,442,445
VP Index Plus International Equity	63,703,229	26,153,165	—	1,952,661	208,026
Wells Fargo Small Cap Disciplined	9,325,170	10,449,347	—	—	—

114

NOTES TO FINANCIAL STATEMENTS as of December 31, 2008 (continued)

NOTE 15 — FEDERAL INCOME TAXES (continued)

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2008 were:

		Undistributed		Post-October	Post-October	Post-October
	Undistributed	Long-Term	Unrealized	Capital	Currency	PFIC
	Ordinary	Capital	Appreciation/	Loss	Loss	Loss	Capital Loss	Expiration
	Income	Gains	(Depreciation)	Deferred	Deferred	Deferred	Carryforwards	Dates

BlackRock Large Cap Growth	$1,265,636	$—	$(52,611,656)	$—	$—	$—	$(102,864,084)	2016
BlackRock Large Cap Value	1,768,604	—	(32,143,670)	—	—	—	(34,075,942)	2016
Evergreen Omega	1,410,054	—	(32,200,188)	—	—	—	(937,898)	2016
Focus 5	2,158	—	(26,221,377)	—	—	—	(62,149,925)	2016
Franklin Income	43,977,260	—	(221,713,578)	(12,193,898)	(4)	—	(47,116,241)	2016
Franklin Mutual Shares	543,186	—	(174,383,142)	—	—	—	(46,763,970)	2016
International Growth Opportunities	1,263,052	—	(38,377,703)	(15,477,836)	(44,983)	—	(9,545,897)	2016
JPMorgan Small Cap Core Equity	3,077,749	5,026,879	(115,264,387)	(10,082,634)	—	—	—	—
JPMorgan Value Opportunities	274,738	—	(99,219,183)	(14,631,900)	—	—	(51,063,699)	2016
Legg Mason Value	3,751,056	—	(138,186,456)	(7,142,714)	—	—	(189,676,602)	2016
Limited Maturity Bond	26,064,827	—	(20,931,320)	(2,225,169)	—	—	—	—
Lord Abbett Affiliated	149,286	—	(51,390,377)	(7,258,776)	—	—	(26,174,481)	2016
Multi-Manager International Small Cap	849,942	—	(44,291,838)	(17,114,966)	(42,682)	(5,778)	(26,248,797)	2016
PIMCO High Yield	—	—	(204,797,983)	(6,607,836)	(3,189,617)	—	(15,989,377)	2016
Pioneer Equity Income	—	—	(39,831,674)	—	—	—	(100,106)	2015
							(19,074,626)	2016

							$(19,174,732)

Pioneer Fund	—	—	(18,942,813)	—	—	—	(5,864,224)	2016
Stock Index	515,781	—	(116,737,986)	—	—	—	(14,301,428)	2016
Templeton Global Growth	12,492,134	—	(211,362,818)	(19,089,755)	(67,092)	—	(24,327,199)	2016
Van Kampen Real Estate	26,032,645	15,169,387	(409,154,248)	(135,139,677)	(150)	—	—	—
VP Index Plus International Equity	7,307,832	—	(89,063,609)	(23,703,840)	(6,280)	—	(74,346,482)	2016
Wells Fargo Small Cap Disciplined	1,004,854	—	(50,696,676)	—	—	—	(17,686,717)	2016

The Portfolios’ major tax jurisdictions are federal, Arizona, and Massachusetts. The earliest tax year that remains subject to examination by these jurisdictions is 2004.

NOTE 16 — OTHER ACCOUNTING PRONOUNCEMENTS

On March 19, 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (“SFAS No. 161”), “Disclosure about Derivative Instruments and Hedging Activities.” This new accounting statement requires enhanced disclosures about an entity’s derivative and hedging activities. Entities are required to provide enhanced disclosures about (a) how and why an entity invests in derivatives, (b) how derivatives are accounted for under SFAS No. 133, and (c) how derivatives affect an entity’s financial position, financial performance, and cash flows. SFAS No. 161 also requires enhanced disclosures regarding credit-risk-related contingent features of derivative instruments. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of December 31, 2008, management of the Portfolios is currently assessing the impact of the expanded financial statement disclosures that will result from adopting SFAS No. 161.

NOTE 17 — INFORMATION REGARDING TRADING OF
ING’S U.S. MUTUAL FUNDS

As discussed in earlier supplements that were previously filed with the SEC, DSL, and ING Investments, the advisers to the ING Funds, has reported to the Boards of Directors/Trustees (the ”Boards”) of the ING Funds that, like many U.S. financial services companies, DSL and ING Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. DSL and ING Investments have advised the Boards that it and its affiliates have cooperated fully with each request.

115

NOTES TO FINANCIAL STATEMENTS as of December 31, 2008 (continued)

NOTE 17 — INFORMATION REGARDING TRADING OF
ING’S U.S. MUTUAL FUNDS (continued)

In addition to responding to regulatory and governmental requests, DSL and ING Investments reported that management of U.S. affiliates of ING Groep N.V., including DSL and ING Investments (collectively, ”ING”), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. ING’s internal review related to mutual fund trading has been completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING’s variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Boards.

DSL and ING Investments have advised the Boards that most of the identified arrangements were initiated prior to ING’s acquisition of the businesses in question in the U.S. DSL and ING Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, DSL and ING Investments have advised the Boards that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Boards are the only instances of such trading respecting the ING Funds.

DSL and ING Investments reported to the Boards that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, DSL and ING Investments advised the Boards that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING’s acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, DSL and ING Investments reported that given ING’s refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•	ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the SEC. DSL reported to the Boards that the indemnification commitments made by ING Funds related to mutual fund trading have been settled and restitution amounts prepared by an independent consultant have been paid to the affected ING Funds. The net aggregate settlement amount received by International Growth Opportunities on December 17, 2008 was $2,938,639.

•	ING updated its Code of Conduct for employees reinforcing its employees’ obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

Other Regulatory Matters

The New York Attorney General and other federal and state regulators are also conducting broad inquiries and investigations involving the insurance industry. These initiatives currently focus on, among other things, compensation and other sales incentives; potential conflicts of interest; potential anti- competitive activity; reinsurance; marketing practices (including suitability); specific product types (including group annuities and indexed annuities); fund selection for investment products and brokerage sales; and disclosure. It is likely that the scope of these industry investigations will further broaden before they conclude. ING has received formal and informal requests in connection with such investigations, and is cooperating fully with each request.

Other federal and state regulators could initiate similar actions in this or other areas of ING’s businesses. These regulatory initiatives may result in new legislation and regulation that could significantly affect the financial

116

NOTES TO FINANCIAL STATEMENTS as of December 31, 2008 (continued)

NOTE 17 — INFORMATION REGARDING TRADING OF
ING’S U.S. MUTUAL FUNDS (continued)

services industry, including businesses in which ING is engaged. In light of these and other developments, ING continuously reviews whether modifications to its business practices are appropriate. At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

NOTE 18 — SUBSEQUENT EVENTS

Subsequent to December 31, 2008, the following Portfolio declared dividends from net investment income:

	Per Share	Payable	Record
	Amount	Date	Date

PIMCO High Yield
Class ADV	$0.0425	February 2, 2009	Daily
Class I	$0.0461	February 2, 2009	Daily
Class S	$0.0446	February 2, 2009	Daily
Class S2	$0.0465	February 2, 2009	Daily

On September 11, 2008, the Board approved a proposal to reorganize Legg Mason Value with and into ING VP Growth and Income Portfolio. The proposed reorganization is subject to approval by shareholders of Legg Mason Value. If shareholder approval is obtained at a Special Meeting of Shareholders that is scheduled to take place during the first quarter 2009, it is expected that the reorganization shall close during the second quarter 2009. Shareholders of Legg Mason Value will be notified if the Reorganization is not approved.

On January 30, 2009, the Board approved a proposal to reorganize VP Index Plus International Equity (“Disappearing Portfolio”) with and into ING International Index (“Surviving Portfolio”). The proposed reorganization is subject to approval by shareholders of VP Index Plus International. If shareholder approval is obtained at a Special Meeting of Shareholders that is scheduled to take place on or about June 30, 2009, it is expected that the reorganization shall close on or about July 17, 2009, or the (“Closing Date”). Shareholders of the Disappearing Portfolio will be notified if the reorganization is not approved.

On January 30, 2009, the Board approved a change in the sub-adviser for Van Kampen Real Estate from Morgan Stanley Investment Management, Inc. doing business in certain instances as “Van Kampen” to ING Clarion Real Estate Securities L.P. (“ING Clarion”), subsequent changes to Van Kampen Real Estate’s investment objective and principal investment strategies, a name change and a change in a sub-advisory fee. ING Clarion will begin to manage Van Kampen Real Estate on or about May 1, 2009, pursuant to an interim sub-advisory agreement until a shareholder meeting to seek approval of a new sub-advisory agreement with ING Clarion can be held. A proxy statement is expected to be mailed to shareholders on or about April 20, 2009 and a special meeting of shareholders is expected to be held on or about July 9, 2009.

117

PORTFOLIO OF INVESTMENTS
ING BlackRock Large Cap Growth Portfolio
as of December 31, 2008

Shares			Value

COMMON STOCK: 99.8%

		Advertising: 1.0%
91,000		Omnicom Group	$2,449,720

			2,449,720

		Aerospace/Defense: 3.5%
39,000		General Dynamics Corp.	2,246,010
40,000		L-3 Communications Holdings, Inc.	2,951,200
63,000		Northrop Grumman Corp.	2,837,520
12,000		Raytheon Co.	612,480

			8,647,210

		Agriculture: 0.1%
6,000		Philip Morris International, Inc.	261,060

			261,060

		Apparel: 2.1%
137,000	@	Coach, Inc.	2,845,490
54,000		Polo Ralph Lauren Corp.	2,452,140

			5,297,630

		Beverages: 1.0%
75,000	@	Hansen Natural Corp.	2,514,750

			2,514,750

		Biotechnology: 0.8%
81,000	@,L	Life Technologies Corp.	1,888,110

			1,888,110

		Commercial Services: 5.3%
56,000	@	Alliance Data Systems Corp.	2,605,680
47,000		Automatic Data Processing, Inc.	1,848,980
79,000		Global Payments, Inc.	2,590,410
95,000	@	Hewitt Associates, Inc.	2,696,100
16,000		Manpower, Inc.	543,840
74,000		McKesson Corp.	2,866,020

			13,151,030

		Computers: 10.5%
109,000	@@	Accenture Ltd.	3,574,110
56,000	@	Affiliated Computer Services, Inc.	2,573,200
207,000		Hewlett-Packard Co.	7,512,030
19,000		International Business Machines Corp.	1,599,040
85,000	@	Lexmark International, Inc.	2,286,500
200,000	@	NetApp, Inc.	2,794,000
204,000		Seagate Technology, Inc.	903,720
133,000	@	Synopsys, Inc.	2,463,160
209,000	@	Western Digital Corp.	2,393,050

			26,098,810

		Cosmetics/Personal Care: 1.4%
58,000		Procter & Gamble Co.	3,585,560

			3,585,560

		Electric: 1.1%
338,000	@	AES Corp.	2,785,120

			2,785,120

		Electrical Components & Equipment: 0.5%
39,000		Hubbell, Inc.	1,274,520

			1,274,520

		Electronics: 1.5%
38,000	@,@@	Mettler Toledo International, Inc.	2,561,200
92,000		PerkinElmer, Inc.	1,279,720

			3,840,920

		Environmental Control: 0.1%
17,000		Nalco Holding Co.	196,180

			196,180

		Food: 2.3%
100,000		Kroger Co.	2,641,000
134,000		Sysco Corp.	3,073,960

			5,714,960

		Healthcare — Products: 4.1%
7,000		CR Bard, Inc.	589,820
45,000	@	Edwards Lifesciences Corp.	2,472,750
81,000		Johnson & Johnson	4,846,230
65,000	@	Varian Medical Systems, Inc.	2,277,600

			10,186,400

		Healthcare — Services: 8.3%
107,000		Aetna, Inc.	3,049,500
137,000		Cigna Corp.	2,308,450
110,000	@	Community Health Systems, Inc.	1,603,800
105,000	@	Lincare Holdings, Inc.	2,827,650
56,000		Quest Diagnostics	2,906,960
123,000		UnitedHealth Group, Inc.	3,271,800
53,000		Universal Health Services, Inc.	1,991,210
63,000	@	WellPoint, Inc.	2,654,190

			20,613,560

		Home Builders: 0.6%
3,000	@	NVR, Inc.	1,368,750

			1,368,750

		Insurance: 0.1%
4,000		Travelers Cos., Inc.	180,800

			180,800

		Internet: 2.7%
114,000	@	F5 Networks, Inc.	2,606,040
49,000	@	McAfee, Inc.	1,693,930
173,000	@	Symantec Corp.	2,338,960

			6,638,930

		Miscellaneous Manufacturing: 1.2%
92,000		Dover Corp.	3,028,640

			3,028,640

		Oil & Gas: 10.5%
96,000		ENSCO International, Inc.	2,725,440
87,000		ExxonMobil Corp.	6,945,210
62,000		Murphy Oil Corp.	2,749,700
219,000	@,@@	Nabors Industries Ltd.	2,621,430
129,000		Noble Corp.	2,849,610
90,000		Occidental Petroleum Corp.	5,399,100
65,000		Sunoco, Inc.	2,824,900

			26,115,390

		Pharmaceuticals: 11.8%
12,000		Abbott Laboratories	640,440
72,000		AmerisourceBergen Corp.	2,567,520
33,000		Bristol-Myers Squibb Co.	767,250
19,000	@	Cephalon, Inc.	1,463,760
73,000		Eli Lilly & Co.	2,939,710
108,000	@	Endo Pharmaceuticals Holdings, Inc.	2,795,040
53,000	@	Express Scripts, Inc.	2,913,940
100,000	@	Forest Laboratories, Inc.	2,547,000
126,000	@@	Herbalife Ltd.	2,731,680
21,000	@	Medco Health Solutions, Inc.	880,110
94,000		Omnicare, Inc.	2,609,440
68,945		Pfizer, Inc.	1,221,016
137,000		Schering-Plough Corp.	2,333,110

See Accompanying Notes to Financial Statements

118

PORTFOLIO OF INVESTMENTS
ING BlackRock Large Cap Growth Portfolio
as of December 31, 2008 (continued)

Shares			Value

		Pharmaceuticals (continued)
105,000	@	Watson Pharmaceuticals, Inc.	$2,789,850

			29,199,866

		Retail: 6.3%
187,000	@	AnnTaylor Stores Corp.	1,078,990
21,000	@,L	Autozone, Inc.	2,928,870
63,000	@	Dollar Tree, Inc.	2,633,400
100,000		Family Dollar Stores, Inc.	2,607,000
72,000		MSC Industrial Direct Co.	2,651,760
89,000		Ross Stores, Inc.	2,645,970
19,000		Wal-Mart Stores, Inc.	1,065,140

			15,611,130

		Semiconductors: 7.7%
166,000		Altera Corp.	2,773,860
168,000	@	Broadcom Corp.	2,850,960
406,000	@	Integrated Device Technology, Inc.	2,277,660
654,000	@	LSI Logic Corp.	2,151,660
77,000		National Semiconductor Corp.	775,390
32,000	@	Novellus Systems, Inc.	394,880
190,000	@	QLogic Corp.	2,553,600
100,000	@	Silicon Laboratories, Inc.	2,478,000
155,000		Xilinx, Inc.	2,762,100

			19,018,110

		Software: 6.0%
4,000	@	Adobe Systems, Inc.	85,160
97,000	@	BMC Software, Inc.	2,610,270
140,000		CA, Inc.	2,594,200
382,000	@	Compuware Corp.	2,578,500
53,000		IMS Health, Inc.	803,480
202,000		Microsoft Corp.	3,926,880
124,000	@	Oracle Corp.	2,198,520

			14,797,010

		Telecommunications: 2.5%
47,000	@	Cisco Systems, Inc.	766,100
142,000	@	NII Holdings, Inc.	2,581,560
778,000		Qwest Communications International, Inc.	2,831,920

			6,179,580

		Toys/Games/Hobbies: 1.0%
88,000		Hasbro, Inc.	2,566,960

			2,566,960

		Transportation: 5.8%
90,000		CSX Corp.	2,922,300
53,000		Norfolk Southern Corp.	2,493,650
63,000		Ryder System, Inc.	2,443,140
61,000		Tidewater, Inc.	2,456,470
83,000		Union Pacific Corp.	3,967,400

			14,282,960

		Total Common Stock (Cost $295,352,665)	247,493,666

SHORT-TERM INVESTMENTS: 1.3%

		Affiliated Mutual Fund: 0.2%
476,948		ING Institutional Prime Money Market Fund — Class I	476,948

		Total Mutual Fund (Cost $476,948)	476,948

Principal
Amount			Value

		Securities Lending CollateralCC: 1.1%
$2,935,376		Bank of New York Mellon Corp. Institutional Cash Reserves	$2,841,660

		Total Securities Lending Collateral (Cost $2,935,376)	2,841,660

		Total Short-Term Investments (Cost $3,412,324)	3,318,608

	Total Investments in Securities
	(Cost $298,764,989)*	101.1%	$250,812,274
	Other Assets and Liabilities - Net	(1.1)	(2,836,987)

	Net Assets	100.0%	$247,975,287

@	Non-income producing security
@@	Foreign Issuer
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2008.

*	Cost for federal income tax purposes is $303,430,029.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$3,883,839
Gross Unrealized Depreciation	(56,501,594)

Net Unrealized Depreciation	$(52,617,755)

The following table summarizes the inputs used as of December 31, 2008 in determining the Portfolio’s investments at fair value for purposes of SFAS 157:

	Investments in	Other Financial
	Securities	Instruments*
Level 1 — Quoted Prices	$247,970,614	$—
Level 2 — Other Significant Observable Inputs	2,841,660	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$250,812,274	$—

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

See Accompanying Notes to Financial Statements

119

PORTFOLIO OF INVESTMENTS
ING BlackRock Large Cap Value Portfolio
as of December 31, 2008

Shares			Value

COMMON STOCK: 100.1%

		Aerospace/Defense: 4.8%
36,000		General Dynamics Corp.	$2,073,240
22,000		L-3 Communications Holdings, Inc.	1,623,160
35,000		Northrop Grumman Corp.	1,576,400
34,000		Raytheon Co.	1,735,360

			7,008,160

		Banks: 3.3%
60,000		Capital One Financial Corp.	1,913,400
28,000		JPMorgan Chase & Co.	882,840
148,000		Regions Financial Corp.	1,178,080
26,000	L	Wells Fargo & Co.	766,480

			4,740,800

		Biotechnology: 3.1%
59,000	@	Amgen, Inc.	3,407,250
47,000	@	Life Technologies Corp.	1,095,570

			4,502,820

		Commercial Services: 2.0%
7,000		Manpower, Inc.	237,930
36,000		McKesson Corp.	1,394,280
61,000		RR Donnelley & Sons Co.	828,380
52,000	@	United Rentals, Inc.	474,240

			2,934,830

		Computers: 5.0%
15,000	@	Affiliated Computer Services, Inc.	689,250
48,000	@	Computer Sciences Corp.	1,686,720
36,000		Hewlett-Packard Co.	1,306,440
56,000	@	Lexmark International, Inc.	1,506,400
88,000		Seagate Technology, Inc.	389,840
53,000	@	Synopsys, Inc.	981,560
62,000	@	Western Digital Corp.	709,900

			7,270,110

		Cosmetics/Personal Care: 0.9%
22,000		Procter & Gamble Co.	1,360,040

			1,360,040

		Distribution/Wholesale: 1.2%
89,000	@	Ingram Micro, Inc.	1,191,710
34,000	@	Tech Data Corp.	606,560

			1,798,270

		Electrical Components & Equipment: 0.1%
6,000		Hubbell, Inc.	196,080

			196,080

		Environmental Control: 1.1%
47,000		Waste Management, Inc.	1,557,580

			1,557,580

		Food: 1.1%
59,000		Kroger Co.	1,558,190

			1,558,190

		Healthcare — Products: 1.6%
40,000		Johnson & Johnson	2,393,200

			2,393,200

		Healthcare — Services: 6.4%
59,000		Aetna, Inc.	1,681,500
23,000		Cigna Corp.	387,550
3,000	@	Community Health Systems, Inc.	43,740
59,000	@,L	LifePoint Hospitals, Inc.	1,347,560
47,000	@	Lincare Holdings, Inc.	1,265,710
20,000		Quest Diagnostics	1,038,200
36,000		Universal Health Services, Inc.	1,352,520
52,000	@	WellPoint, Inc.	2,190,760

			9,307,540

		Home Builders: 1.2%
3,000	@	NVR, Inc.	1,368,750
19,000	@	Toll Brothers, Inc.	407,170

			1,775,920

		Household Products/Wares: 0.6%
73,000	@	Jarden Corp.	839,500

			839,500

		Insurance: 10.2%
39,000		Allstate Corp.	1,277,640
43,000		American Financial Group, Inc.	983,840
35,000		Chubb Corp.	1,785,000
31,000		CNA Financial Corp.	509,640
83,000		Lincoln National Corp.	1,563,720
22,000	@@	PartnerRe Ltd.	1,567,940
23,000		Prudential Financial, Inc.	695,980
28,000	@@	RenaissanceRe Holdings Ltd.	1,443,680
5,000	L	Transatlantic Holdings, Inc.	200,300
53,000		Travelers Cos., Inc.	2,395,600
93,000		UnumProvident Corp.	1,729,800
21,000		WR Berkley Corp.	651,000

			14,804,140

		Internet: 1.2%
128,000	@	Symantec Corp.	1,730,560

			1,730,560

		Iron/Steel: 0.4%
30,000		Reliance Steel & Aluminum Co.	598,200

			598,200

		Machinery — Diversified: 0.7%
9,000	@	AGCO Corp.	212,310
34,000	@	Gardner Denver, Inc.	793,560

			1,005,870

		Miscellaneous Manufacturing: 3.0%
49,000		Dover Corp.	1,613,080
174,000		General Electric Co.	2,818,800

			4,431,880

		Oil & Gas: 25.8%
52,000		Anadarko Petroleum Corp.	2,004,600
31,000		Apache Corp.	2,310,430
87,000		Chevron Corp.	6,435,390
78,000		ConocoPhillips	4,040,400
43,000		ENSCO International, Inc.	1,220,770
158,000		ExxonMobil Corp.	12,613,140
77,000		Marathon Oil Corp.	2,106,720
141,000	@,@@	Nabors Industries Ltd.	1,687,770
26,000		Occidental Petroleum Corp.	1,559,740
37,000		Sunoco, Inc.	1,608,020
85,000		Valero Energy Corp.	1,839,400

			37,426,380

		Pharmaceuticals: 11.5%
45,000		AmerisourceBergen Corp.	1,604,700
65,000		Eli Lilly & Co.	2,617,550
38,000	@	Endo Pharmaceuticals Holdings, Inc.	983,440
68,000	@	Forest Laboratories, Inc.	1,731,960
150,000	@	King Pharmaceuticals, Inc.	1,593,000
60,000		Omnicare, Inc.	1,665,600
292,000		Pfizer, Inc.	5,171,320
52,000	@	Watson Pharmaceuticals, Inc.	1,381,640

			16,749,210

See Accompanying Notes to Financial Statements

120

PORTFOLIO OF INVESTMENTS
ING BlackRock Large Cap Value Portfolio
as of December 31, 2008 (continued)

Shares			Value

		Retail: 3.7%
40,000	@	AnnTaylor Stores Corp.	$230,800
45,000	@	BJ’s Wholesale Club, Inc.	1,541,700
50,000		Family Dollar Stores, Inc.	1,303,500
177,000		Foot Locker, Inc.	1,299,180
81,000		RadioShack Corp.	967,140

			5,342,320

		Semiconductors: 2.3%
92,000	@	Integrated Device Technology, Inc.	516,120
369,000	@	LSI Logic Corp.	1,214,010
116,000	@	QLogic Corp.	1,559,040

			3,289,170

		Software: 2.5%
31,000	@	BMC Software, Inc.	834,210
83,000		CA, Inc.	1,537,990
182,000	@	Compuware Corp.	1,228,500

			3,600,700

		Telecommunications: 3.2%
94,000		AT&T, Inc.	2,679,000
440,000		Qwest Communications International, Inc.	1,601,600
10,000		Verizon Communications, Inc.	339,000

			4,619,600

		Toys/Games/Hobbies: 1.1%
53,000		Hasbro, Inc.	1,546,010

			1,546,010

		Transportation: 2.1%
38,000		Ryder System, Inc.	1,473,640
39,000		Tidewater, Inc.	1,570,530

			3,044,170

		Total Common Stock (Cost $173,893,866)	145,431,250

SHORT-TERM INVESTMENTS: 1.1%

		Affiliated Mutual Fund: 0.4%
646,525		ING Institutional Prime Money Market Fund — Class I	646,525

		Total Mutual Fund (Cost $646,525)	646,525

Principal
Amount			Value

		Securities Lending CollateralCC: 0.7%
$1,057,200		Bank of New York Mellon Corp. Institutional Cash Reserves	$980,711

		Total Securities Lending Collateral (Cost $1,057,200)	980,711

		Total Short-Term Investments (Cost $1,703,725)	1,627,236

	Total Investments in Securities
	(Cost $175,597,591)*	101.2%	$147,058,486
	Other Assets and Liabilities - Net	(1.2)	(1,798,139)

	Net Assets	100.0%	$145,260,347

@	Non-income producing security
@@	Foreign Issuer
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2008.

*	Cost for federal income tax purposes is $179,202,156.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$2,814,434
Gross Unrealized Depreciation	(34,958,104)

Net Unrealized Depreciation	$(32,143,670)

The following table summarizes the inputs used as of December 31, 2008 in determining the Portfolio’s investments at fair value for purposes of SFAS 157:

	Investments in	Other Financial
	Securities	Instruments*

Level 1 — Quoted Prices	$146,077,775	$—
Level 2 — Other Significant Observable Inputs	980,711	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$147,058,486	$—

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

See Accompanying Notes to Financial Statements

121

PORTFOLIO OF INVESTMENTS
ING Evergreen Omega Portfolio
as of December 31, 2008

Shares			Value

COMMON STOCK: 98.9%

		Advertising: 1.6%
78,958		Omnicom Group	$2,125,549

			2,125,549

		Apparel: 2.6%
290,100	@	Timberland Co.	3,350,655

			3,350,655

		Beverages: 1.1%
31,537		Coca-Cola Co.	1,427,680

			1,427,680

		Biotechnology: 8.1%
80,487	@	Amgen, Inc.	4,648,124
122,586	@	Biogen Idec, Inc.	5,838,771

			10,486,895

		Commercial Services: 9.7%
57,330		Automatic Data Processing, Inc.	2,255,362
116,500	@	Bankrate, Inc.	4,427,000
113,950		Visa, Inc.	5,976,678

			12,659,040

		Cosmetics/Personal Care: 1.3%
26,903		Procter & Gamble Co.	1,663,143

			1,663,143

		Diversified Financial Services: 3.3%
193,300		Legg Mason, Inc.	4,235,203

			4,235,203

		Food: 1.5%
60,100		McCormick & Co., Inc.	1,914,786

			1,914,786

		Healthcare — Products: 4.0%
75,921		Medtronic, Inc.	2,385,438
28,154	@	St. Jude Medical, Inc.	927,956
46,062	@	Zimmer Holdings, Inc.	1,861,826

			5,175,220

		Healthcare — Services: 2.0%
61,900	@	WellPoint, Inc.	2,607,847

			2,607,847

		Household Products/Wares: 2.5%
57,600		Clorox Co.	3,200,256
			3,200,256

		Insurance: 1.6%
84,281		Marsh & McLennan Cos., Inc.	2,045,500

			2,045,500

		Internet: 11.9%
137,332	@	Amazon.com, Inc.	7,042,385
147,200	@	Blue Nile, Inc.	3,604,928
15,765	@	Google, Inc. — Class A	4,850,102

			15,497,415

		Leisure Time: 0.5%
28,043		Carnival Corp.	682,006

			682,006

		Media: 3.7%
107,600		Factset Research Systems, Inc.	4,760,224

			4,760,224

		Miscellaneous Manufacturing: 0.5%
29,674	@@	Tyco International Ltd.	640,958

			640,958

		Oil & Gas: 5.2%
50,800		Chevron Corp.	3,757,676
57,024		ConocoPhillips	2,953,843

			6,711,519

		Oil & Gas Services: 1.7%
31,300		Schlumberger Ltd.	1,324,929
88,750	@	Weatherford International Ltd.	960,275

			2,285,204

		Pharmaceuticals: 8.9%
122,768		Bristol-Myers Squibb Co.	2,854,356
108,650		Merck & Co., Inc.	3,302,960
109,200	@@	Novartis AG ADR	5,433,792

			11,591,108

		Retail: 2.5%
34,109		Best Buy Co., Inc.	958,804
52,100		Home Depot, Inc.	1,199,342
31,613		Target Corp.	1,091,597

			3,249,743

		Semiconductors: 7.0%
366,828		Altera Corp.	6,129,697
15,921		KLA-Tencor Corp.	346,919
93,100		Linear Technology Corp.	2,059,372
40,971		Texas Instruments, Inc.	635,870

			9,171,858

		Software: 6.9%
151,506		Microsoft Corp.	2,945,277
338,292	@	Oracle Corp.	5,997,917

			8,943,194

		Telecommunications: 5.4%
143,520	@	Cisco Systems, Inc.	2,339,376
131,162		Qualcomm, Inc.	4,699,534

			7,038,910

		Transportation: 5.4%
161,700		Expeditors International Washington, Inc.	5,379,759
30,300		United Parcel Service, Inc. — Class B	1,671,348

			7,051,107

		Total Common Stock (Cost $160,334,222)	128,515,020

SHORT-TERM INVESTMENTS: 4.5%

		Affiliated Mutual Fund: 4.5%
5,938,139		ING Institutional Prime Money Market Fund — Class I	5,938,139

		Total Short-Term Investments (Cost $5,938,139)	5,938,139

	Total Investments in Securities
	(Cost $166,272,361)*	103.4%	$134,453,159
	Other Assets and Liabilities - Net	(3.4)	(4,483,126)

	Net Assets	100.0%	$129,970,033

See Accompanying Notes to Financial Statements

122

PORTFOLIO OF INVESTMENTS
ING Evergreen Omega Portfolio
as of December 31, 2008 (continued)

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt

*	Cost for federal income tax purposes is $166,653,347.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$4,429,805
Gross Unrealized Depreciation	(36,629,993)

Net Unrealized Depreciation	$(32,200,188)

The following table summarizes the inputs used as of December 31, 2008 in determining the Portfolio’s investments at fair value for purposes of SFAS 157:

	Investments in	Other Financial
	Securities	Instruments*

Level 1 — Quoted Prices	$134,453,159	$—
Level 2 — Other Significant Observable Inputs	—	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$134,453,159	$—

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

See Accompanying Notes to Financial Statements

123

PORTFOLIO OF INVESTMENTS
ING Focus 5 Portfolio
as of December 31, 2008

Shares			Value

COMMON STOCK: 94.1%

		Aerospace/Defense: 1.6%
10,492	@	Aerovironment, Inc.	$386,211
32,572		Kaman Corp.	590,530
20,950	@	LMI Aerospace, Inc.	238,202
2,100		National Presto Industries, Inc.	161,700
73,400	@,@@,	Rolls-Royce Group PLC	359,066
	S
25,190	@@	Safran SA	340,106

			2,075,815

		Agriculture: 1.9%
13,390	@@	British American Tobacco PLC	349,303
25,200		Philip Morris International, Inc.	1,096,452
36,500		Universal Corp.	1,090,255

			2,536,010

		Apparel: 0.3%
6,200	@@	Christian Dior SA	350,543

			350,543

		Auto Manufacturers: 0.5%
16,500	@@	Honda Motor Co., Ltd.	351,428
10,600	@@,S	Toyota Motor Corp.	350,418

			701,846

		Auto Parts & Equipment: 0.9%
25,700	@@	Aisin Seiki Co., Ltd.	368,093
6,680	@@	Compagnie Generale des Etablissements Michelin	352,929
14,384	@	Fuel Systems Solutions, Inc.	471,220

			1,192,242

		Banks: 7.8%
4,742		1st Source Corp.	112,053
186,600		Bank of America Corp.	2,627,330
363,300	S	Citigroup, Inc.	2,437,743
2,551		First Financial Corp.	104,565
21,700		Home Bancshares, Inc.	584,815
79,700		JPMorgan Chase & Co.	2,512,941
8,675		Republic Bancorp., Inc.	235,960
14,280		S&T Bancorp, Inc.	506,940
6,206	@@	Santander Bancorp.	77,513
17,200		Trico Bancshares	429,484
5,916		Univest Corp. of Pennsylvania	190,140
19,447		WesBanco, Inc.	529,153

			10,348,637

		Beverages: 0.5%
55,560	@@	Coca-Cola Amatil Ltd.	357,034
93,110	@@,S	Foster’s Group Ltd.	358,108

			715,142

		Building Materials: 0.5%
63,000	@@	Asahi Glass Co., Ltd.	359,119
3,210	@@	Geberit AG — Reg	347,162

			706,281

		Chemicals: 10.2%
71,600		Cabot Corp.	1,095,480
35,400		Eastman Chemical Co.	1,122,534
98,400		EI Du Pont de Nemours & Co.	2,489,520
78,000	@@	Mitsubishi Chemical Holdings Corp.	345,626
96,000	@@	Mitsui Chemicals, Inc.	356,743
18,500	@@	Nitto Denko Corp.	354,160
61,500		Olin Corp.	1,111,920
9,191		Penford Corp.	93,013
26,300		PPG Industries, Inc.	1,115,909
36,900		Rohm & Haas Co.	2,280,051
37,500		Sherwin-Williams Co.	2,240,625
247,000	@@	Showa Denko KK	357,752
3,100		Stepan Co.	145,669
105,000	@@	Sumitomo Chemical Co., Ltd.	359,945
2,500		Zep, Inc.	48,275

			13,517,222

		Commercial Services: 2.2%
19,730	@@,S	Abertis Infraestructuras SA	353,609
10,170	@@	Adecco SA	348,160
69,250	@@,S	Brambles Ltd.	359,791
77,000	@,S	Hackett Group, Inc.	224,840
15,789	@	Kendle International, Inc.	406,093
4,198		Landauer, Inc.	307,713
20,300		Monro Muffler, Inc.	517,650
42,150	@@	Securitas AB	354,858

			2,872,714

		Computers: 0.9%
6,065	@	NCI, Inc.	182,738
38,535	@	Netscout Systems, Inc.	332,172
20,750	@	Radiant Systems, Inc.	69,928
22,001	@	Stratasys, Inc.	236,511
9,800	@@	TDK Corp.	362,077

			1,183,426

		Distribution/Wholesale: 1.1%
49,000	@	Beacon Roofing Supply, Inc.	680,120
72,000	@@	Itochu Corp.	363,247
95,000	@@	Marubeni Corp.	363,713

			1,407,080

		Diversified Financial Services: 0.5%
38,328	@	Ocwen Financial Corp.	351,851
15,374		SWS Group, Inc.	291,337

			643,188

		Electric: 1.7%
57,800		Pacific Gas & Electric Co.	2,237,438

			2,237,438

		Electrical Components & Equipment: 0.2%
12,217	@	Greatbatch, Inc.	323,262

			323,262

		Electronics: 0.9%
8,187	@	Axsys Technologies, Inc.	449,139
20,800	@@	Hoya Corp.	363,297
41,252		Methode Electronics, Inc.	278,038
23,000	@	Spectrum Control, Inc.	141,220

			1,231,694

		Engineering & Construction: 1.1%
20,269	@	Exponent, Inc.	609,692
6,990	@@,S	Hochtief AG	360,146
19,072	@	Layne Christensen Co.	457,919

			1,427,757

		Entertainment: 0.9%
95,100		International Game Technology	1,130,739

			1,130,739

		Environmental Control: 1.7%
67,800		Waste Management, Inc.	2,246,892

			2,246,892

		Food: 4.0%
9,190	@@	Carrefour SA	355,234
4,790	@@,S	Casino Guichard Perrachon SA	365,067
84,500		Kroger Co.	2,231,645
117,100	@@,S	Metcash Ltd.	358,533
8,620	@@,S	Metro AG	344,724
52,434	@,@@	SunOpta, Inc.	82,321

See Accompanying Notes to Financial Statements

124

PORTFOLIO OF INVESTMENTS
ING Focus 5 Portfolio
as of December 31, 2008 (continued)

Shares			Value

		Food (continued)
78,500		Supervalu, Inc.	$1,146,100
14,230	@@,S	Unilever NV	344,906

			5,228,530

		Forest Products & Paper: 0.0%
300	@@	OJI Paper Co., Ltd.	1,764

			1,764

		Healthcare — Products: 1.7%
21,586	@	Exactech, Inc.	363,508
34,800	@	Hanger Orthopedic Group, Inc.	504,948
29,770	@	IRIS International, Inc.	414,994
17,320	@@	Nobel Biocare Holding AG	357,654
3,785	@	Rochester Medical Corp.	58,213
32,400	@	Sonic Innovations, Inc.	32,400
22,500	@	SurModics, Inc.	568,575

			2,300,292

		Healthcare — Services: 1.0%
22,900	@	Gentiva Health Services, Inc.	670,054
19,600	@	LHC Group, Inc.	705,600

			1,375,654

		Holding Companies — Diversified: 0.3%
68,000	@@	Hutchison Whampoa Ltd.	343,279

			343,279

		Home Furnishings: 0.7%
28,000	@@	Matsushita Electric Industrial Co., Ltd.	344,182
49,000	@@	Sharp Corp.	353,216
10,750	@	Universal Electronics, Inc.	174,365

			871,763

		Household Products/Wares: 1.0%
33,900		Avery Dennison Corp.	1,109,547
24,498	@	Prestige Brands Holdings, Inc.	258,454

			1,368,001

		Insurance: 2.1%
20,600	@	Amerisafe, Inc.	422,918
16,546	@	Citizens, Inc.	160,496
93,000		Marsh & McLennan Cos., Inc.	2,257,110

			2,840,524

		Internet: 0.4%
119,399	@	NIC, Inc.	549,235
400	@@,S	Trend Micro, Inc.	14,049

			563,284

		Iron/Steel: 0.5%
195,000	@@	Kobe Steel Ltd.	358,238
145,000	@@	Sumitomo Metal Industries Ltd.	358,167

			716,405

		Leisure Time: 1.1%
37,000		Polaris Industries, Inc.	1,060,050
33,900	@@	Yamaha Motor Co., Ltd.	356,707

			1,416,757

		Lodging: 1.1%
7,260	@@,S	Accor SA	357,624
63,400		Starwood Hotels & Resorts Worldwide, Inc.	1,134,860

			1,492,484

		Machinery — Construction & Mining: 0.3%
41,340	@@,S	Atlas Copco AB — Class A	363,729

			363,729

		Machinery — Diversified: 2.2%
73,000	@@	Amada Co., Ltd.	355,045
63,000		Briggs & Stratton Corp.	1,108,170
22,680	@	Columbus McKinnon Corp.	309,582
10,850	@@,S	Flsmidth & Co. A/S	380,841
16,740	@@,S	Kone OYJ	375,373
27,643		Tennant Co.	425,702

			2,954,713

		Media: 1.7%
8,950	@@,S	Lagardere SCA	363,623
65,800		Meredith Corp.	1,126,496
48,750	@@	United Business Media Ltd.	356,588
18,090	@@,S	Wolters Kluwer NV	342,996

			2,189,703

		Metal Fabricate/Hardware: 0.5%
30,310	@@,S	Assa Abloy AB	352,477
17,539	@	RBC Bearings, Inc.	355,691

			708,168

		Mining: 2.6%
231,100		Alcoa, Inc.	2,602,186
190,604	@@,S,	Oxiana Ltd.	73,089
	I,X
13,660	@@,S	Rio Tinto Ltd.	366,058
18,090	@@	Umicore	357,467

			3,398,800

		Miscellaneous Manufacturing: 3.8%
79,700		Barnes Group, Inc.	1,155,650
65,700		Crane Co.	1,132,668
156,200		General Electric Co.	2,530,440
22,300	@	Park-Ohio Holdings Corp.	137,591

			4,956,349

		Office/Business Equipment: 1.1%
11,600	@@	Canon, Inc.	367,541
43,300		Pitney Bowes, Inc.	1,103,284

			1,470,825

		Oil & Gas: 1.9%
33,840	@@	Galp Energia SGPS SA	337,741
81,500	@@,S	Nippon Mining Holdings, Inc.	353,640
70,000	@@	Nippon Oil Corp.	354,926
36,400	@@	Showa Shell Sekiyu KK	360,722
35,000	@@	TonenGeneral Sekiyu KK	350,706
45,020	@	Vaalco Energy, Inc.	334,949
14,380	@@,S	Woodside Petroleum Ltd.	372,116

			2,464,800

		Oil & Gas Services: 0.3%
15,650	@,S	Mitcham Industries, Inc.	62,131
24,502	@	NATCO Group, Inc.	371,940

			434,071

		Packaging & Containers: 1.7%
33,900		Greif, Inc. — Class A	1,133,277
48,600		Sonoco Products Co.	1,125,576

			2,258,853

		Pharmaceuticals: 7.8%
8,640	@@	AstraZeneca PLC	353,466
48,300		Bristol-Myers Squibb Co.	1,122,975
13,240	@@,S	Celesio AG	356,395
27,600		Eli Lilly & Co.	1,111,452
19,350	@@,S	GlaxoSmithKline PLC	359,867
120,300		Merck & Co., Inc.	3,657,120
139,200		Pfizer, Inc.	2,465,232
5,450	@@,S	Sanofi-Aventis	348,599

See Accompanying Notes to Financial Statements

125

PORTFOLIO OF INVESTMENTS
ING Focus 5 Portfolio
as of December 31, 2008 (continued)

Shares			Value

		Pharmaceuticals (continued)
1,300	@,@@	SXC Health Solutions Corp.	$24,193
37,799	@	Viropharma, Inc.	492,143

			10,291,442

		Real Estate: 0.3%
173,700	@@,S	Fraser and Neave Ltd.	359,140

			359,140

		Retail: 8.4%
86,800	@	Bed Bath & Beyond, Inc.	2,206,456
31,235	@	Ezcorp, Inc.	475,084
21,978	@	First Cash Financial Services, Inc.	418,901
8,730	@@	Hennes & Mauritz AB	347,237
180,310	@@,S	Kingfisher PLC	355,197
102,200	S	Lowe’s Cos., Inc.	2,199,344
111,800		Macy’s, Inc.	1,157,130
83,900		Nordstrom, Inc.	1,116,709
13,100	@	PetMed Express, Inc.	230,953
40,000		Wal-Mart Stores, Inc.	2,242,400
26,530	@@	Whitbread PLC	353,604

			11,103,015

		Savings & Loans: 0.3%
18,600		ESSA Bancorp, Inc.	262,818
5,006	@	Oritani Financial Corp.	84,351
5,600		United Financial Bancorp, Inc.	84,784

			431,953

		Semiconductors: 0.5%
19,142	@	Netlogic Microsystems, Inc.	421,315
34,487	@	Pericom Semiconductor Corp.	188,989

			610,304

		Software: 0.7%
4,300	@@	Oracle Corp. Japan	186,247
53,810	@	Phase Forward, Inc.	673,701

			859,948

		Telecommunications: 7.4%
3,743		Applied Signal Technology, Inc.	67,149
87,500		AT&T, Inc.	2,493,750
19,544	@	GeoEye, Inc.	375,831
257,500	S	Motorola, Inc.	1,140,725
23,060	@@,S	Nokia OYJ	361,866
31,818	@	Novatel Wireless, Inc.	147,636
18,070	@@,S	SES SA	344,188
30,813		Shenandoah Telecom Co.	864,305
196,000	@@,S	Singapore Telecommunications Ltd.	349,283
40,260	@@	Tele2 AB — B Shares	364,329
47,080	@@	Telefonaktiebolaget LM Ericsson	367,030
69,340	@@	TeliaSonera AB	349,198
74,300		Verizon Communications, Inc.	2,518,770

			9,744,060

		Toys/Games/Hobbies: 0.3%
900	@@	Nintendo Co., Ltd.	343,937

			343,937

		Transportation: 2.6%
41,300		CH Robinson Worldwide, Inc.	2,272,739
58,550	@@,S	Firstgroup PLC	370,276
6,744	@	Marten Transport Ltd.	127,866
57,000	@@,S	Nippon Yusen KK	351,390
82,100	@@	Toll Holdings Ltd.	354,717

			3,476,988

		Water: 0.4%
11,190		California Water Service Group	519,552

			519,552

		Total Common Stock (Cost $147,984,454)	124,307,015

REAL ESTATE INVESTMENT TRUSTS: 0.9%

		Forestry: 0.9%
32,300		Plum Creek Timber Co., Inc.	1,122,102

		Total Real Estate Investment Trusts (Cost $1,122,587)	1,122,102

EXCHANGE-TRADED FUNDS: 0.2%

		Exchange-Traded Funds: 0.2%
6,800	@@	iShares MSCI EAFE Index Fund	305,116

		Total Exchange-Traded Funds (Cost $266,930)	305,116

	Total Investments in Securities
	(Cost $149,373,971)*	95.2%	$125,734,233
	Other Assets and
	Liabilities - Net	4.8	6,395,528

	Net Assets	100.0%	$132,129,761

@	Non-income producing security
@@	Foreign Issuer
S	All or a portion of this security is segregated to cover collateral requirements for applicable futures, options, swaps, foreign forward currency contracts and/or when-issued or delayed-delivery securities.
I	Illiquid security
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.

*	Cost for federal income tax purposes is $151,949,681.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$1,037,489
Gross Unrealized Depreciation	(27,252,937)

Net Unrealized Depreciation	$(26,215,448)

The following table summarizes the inputs used as of December 31, 2008 in determining the Portfolio’s investments at fair value for purposes of SFAS 157:

	Investments in	Other Financial
	Securities	Instruments*
Level 1 — Quoted Prices	$99,451,553	$42,120
Level 2 — Other Significant Observable Inputs	26,209,591	—
Level 3 — Significant Unobservable Inputs	73,089	—

Total	$125,734,233	$42,120

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

See Accompanying Notes to Financial Statements

126

PORTFOLIO OF INVESTMENTS
ING Focus 5 Portfolio
as of December 31, 2008 (continued)

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended December 31, 2008, was as follows:

	Investments in	Other Financial
	Securities	Instruments*
Beginning Balance at 12/31/07	$—	$—
Net Purchases/(Sales)	—	—
Accrued Discounts/(Premiums)	—	—
Total Realized Gain/(Loss)	—	—
Total Unrealized Appreciation/(Depreciation)	—	—
Net Transfers In/(Out) of Level 3	73,089	—

Ending Balance at 12/31/08	$73,089	$—

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

For the year ended December 31, 2008, total change in unrealized gain (loss) on Level 3 securities included in the change in net assets was $(482,952). Total unrealized gain (loss) for all securities (including Level 1 and Level 2) can be found on the accompanying Statement of Operations.

ING Focus 5 Portfolio Open Futures Contracts on December 31, 2008:

	Number		Unrealized
Contract Description	of Contracts	Expiration Date	Appreciation

Long Contracts
DJIA Mini e-CBOT	19	03/20/09	$17,231
Russell 2000 Mini	2	03/20/09	8,713
S&P 500 E-Mini	11	03/20/09	16,176

			$42,120

See Accompanying Notes to Financial Statements

127

PORTFOLIO OF INVESTMENTS
ING Franklin Income Portfolio
as of December 31, 2008

Shares			Value

COMMON STOCK: 26.9%

		Banks: 3.4%
510,000		Bank of America Corp.	$7,180,800
200,000	@@	Barclays PLC	454,578
300,000	@@	HSBC Holdings PLC	2,936,159
299,600		Wells Fargo & Co.	8,832,208

			19,403,745

		Electric: 13.4%
125,000		Ameren Corp.	4,157,500
100,000		American Electric Power Co., Inc.	3,328,000
120,000		Consolidated Edison, Inc.	4,671,600
160,000		Dominion Resources, Inc.	5,734,400
500,000		Duke Energy Corp.	7,505,000
80,000		FirstEnergy Corp.	3,886,400
76,400		FPL Group, Inc.	3,845,212
225,000		Pacific Gas & Electric Co.	8,709,750
125,000		Pinnacle West Capital Corp.	4,016,250
100,000		Portland General Electric Co.	1,947,000
75,000		Progress Energy, Inc.	2,988,750
200,000		Public Service Enterprise Group, Inc.	5,834,000
110,000		Puget Energy, Inc.	2,999,700
200,000		Southern Co.	7,400,000
200,000		TECO Energy, Inc.	2,470,000
350,000		Xcel Energy, Inc.	6,492,500

			75,986,062

		Gas: 1.5%
120,000		AGL Resources, Inc.	3,762,000
50,000		CenterPoint Energy, Inc.	631,000
40,000		NiSource, Inc.	438,800
80,800		Sempra Energy	3,444,504

			8,276,304

		Media: 0.3%
82,540		Comcast Corp. — Class A	1,393,275

			1,393,275

		Mining: 0.1%
3,074	@@	Anglogold Ashanti Ltd. ADR	85,181
10,000	@@	Barrick Gold Corp.	367,700

			452,881

		Oil & Gas: 1.7%
262,300	@@	Canadian Oil Sands Trust	4,483,216
100,000		ConocoPhillips	5,180,000

			9,663,216

		Pharmaceuticals: 3.2%
250,000		Merck & Co., Inc.	7,600,000
600,000		Pfizer, Inc.	10,626,000

			18,226,000

		Pipelines: 0.4%
150,000		Spectra Energy Corp.	2,361,000

			2,361,000

		Semiconductors: 1.4%
400,000		Intel Corp.	5,864,000
200,000		Maxim Integrated Products	2,284,000

			8,148,000

		Telecommunications: 1.5%
225,000		AT&T, Inc.	6,412,500
60,000		Verizon Communications, Inc.	2,034,000

			8,446,500

		Total Common Stock (Cost $199,970,802)	152,356,983

REAL ESTATE INVESTMENT TRUSTS: 0.1%

		Diversified: 0.1%
40,000		Duke Realty Corp.	438,400

			438,400

		Mortgage: 0.0%
85,900		iStar Financial, Inc.	191,557

			191,557

		Total Real Estate Investment Trusts (Cost $3,803,431)	629,957

PREFERRED STOCK: 4.7%

		Auto Manufacturers: 0.1%
120,000	P	General Motors Corp.	384,000

			384,000

		Banks: 2.7%
5,770		Bank of America Corp.	3,750,500
95,000	P	Citigroup, Inc.	2,659,050
100,000	#	Morgan Stanley	7,796,000
1,500		Wachovia Corp.	1,125,000

			15,330,550

		Diversified Financial Services: 0.6%
81,000		Legg Mason, Inc.	1,782,000
1,839	#,P	Preferred Blocker, Inc.	1,838,996

			3,620,996

		Electric: 0.6%
72,500	P	CMS Energy Trust I	2,344,650

			2,344,650

		Insurance: 0.1%
65,000		American International Group, Inc.	552,500

			552,500

		Pharmaceuticals: 0.6%
20,000		Schering-Plough Corp.	3,490,000

			3,490,000

		Real Estate: 0.1%
90,000		Felcor Lodging Trust, Inc.	607,500

			607,500

		Savings & Loans: 0.0%
5,000	±	Washington Mutual, Inc.	13,250

			13,250

		Sovereign: 0.1%
191,500	P	Federal Home Loan Mortgage Corporation — Series Z	74,685
50	P	Federal National Mortgage Association — Convertible Series 2004-1	75,000
100,000	P	Federal National Mortgage Association — Series Q	65,000
194,460	P	Federal National Mortgage Association — Series R	130,288

See Accompanying Notes to Financial Statements

128

PORTFOLIO OF INVESTMENTS
ING Franklin Income Portfolio
as of December 31, 2008 (continued)

Shares			Value

		Sovereign (continued)
96,100	P	Federal National Mortgage Association — Series S	$79,763
113,600			119,280

			544,016

		Total Preferred Stock (Cost $67,298,823)	26,887,462

Principal
Amount			Value

CONVERTIBLE BONDS: 2.0%

		Banks: 0.9%
$5,000,000	#	Goldman Sachs Group, Inc., 9.000%, due 08/18/09	$1,658,500
8,940,000	#	Goldman Sachs Group, Inc., 10.000%, due 02/27/09	3,246,740

			4,905,240

		Pharmaceuticals: 0.3%
2,000,000	#	Mylan, Inc., 3.750%, due 09/15/15	1,820,000

			1,820,000

		Real Estate: 0.5%
2,000,000	#	Duke Realty LP, 3.750%, due 12/01/11	1,150,000
1,500,000	C	Vornado Realty Trust, 2.850%, due 04/01/27	1,113,750
1,000,000	C	Vornado Realty Trust, 3.625%, due 11/15/26	797,500

			3,061,250

		Semiconductors: 0.3%
4,000,000	#	Advanced Micro Devices, Inc., 5.750%, due 08/15/12	1,395,000

			1,395,000

		Total Convertible Bonds (Cost $15,235,570)	11,181,490

CORPORATE BONDS/NOTES: 50.0%

		Aerospace/Defense: 0.1%
900,000	C	L-3 Communications Corp., 5.875%, due 01/15/15	814,500

			814,500

		Agriculture: 1.3%
2,000,000		Altria Group, Inc., 8.500%, due 11/10/13	2,073,530
5,000,000		Altria Group, Inc., 9.700%, due 11/10/18	5,412,840

			7,486,370

		Auto Manufacturers: 0.1%
1,500,000		Ford Motor Co., 7.450%, due 07/16/31	427,500
500,000	C	General Motors Corp., 8.375%, due 07/15/33	90,000

			517,500

		Auto Parts & Equipment: 0.8%
203,777		Allison Transmission, Inc., 4.380%, due 08/07/14	114,843
896,617		Allison Transmission, Inc., 5.570%, due 08/07/14	505,307
22,412		Allison Transmission, Inc., 5.750%, due 08/07/14	12,631
1,338,001		Allison Transmission, Inc., 6.250%, due 08/07/14	754,058
3,959,900		U.S. Investigations Services, Inc., 5.954%, due 04/01/15	2,880,827

			4,267,666

		Banks: 2.3%
7,500,000	C	JPMorgan Chase & Co., 7.900%, due 04/29/49	6,255,195
3,000,000	C	Morgan Stanley, 5.300%, due 03/01/13	2,723,133
1,325,000	C	Wells Fargo Capital XIII, 7.700%, due 12/29/49	1,094,466
3,000,000	C	Wells Fargo Capital XV, 9.750%, due 12/29/49	3,032,826

			13,105,620

		Building Materials: 0.3%
2,300,000	C	Nortek, Inc., 10.000%, due 12/01/13	1,575,500

			1,575,500

		Chemicals: 0.2%
EUR 3,000,000	@@,#, C	Ineos Group Holdings PLC, 7.875%, due 02/15/16	542,118
$700,000	C	Johnsondiversey, Inc., 9.625%, due 05/15/12	577,500

			1,119,618

		Commercial Services: 1.2%
6,500,000	#,C	Ceridian Corp., 11.500%, due 11/15/15	3,469,375
4,700,000	C	Hertz Corp., 8.875%, due 01/01/14	2,914,000
500,000	C	Hertz Corp., 10.500%, due 01/01/16	230,625

			6,614,000

		Computers: 0.6%
800,000	C	Sungard Data Systems, Inc., 9.125%, due 08/15/13	696,000
800,000	C	SunGard Data Systems, Inc., 10.250%, due 08/15/15	532,000
2,500,000	#,C	Sungard Data Systems, Inc., 10.625%, due 05/15/15	2,150,000

			3,378,000

		Diversified Financial Services: 9.3%
1,000,000		American Express Co., 7.000%, due 03/19/18	1,012,846
5,000,000		American Express Credit Corp., 7.300%, due 08/20/13	5,122,935
3,000,000	@@,#, C	CEVA Group PLC, 10.000%, due 09/01/14	2,238,750
1,000,000		Ford Motor Credit Co., LLC, 7.250%, due 10/25/11	730,931
16,500,000		Ford Motor Credit Co., LLC, 7.375%, due 10/28/09	14,493,237
5,000,000		Ford Motor Credit Co., LLC, 7.875%, due 06/15/10	4,002,130
2,500,000		Ford Motor Credit Co., LLC, 9.750%, due 09/15/10	2,000,695
2,000,000		Ford Motor Credit Co., LLC, 9.875%, due 08/10/11	1,476,202
9,000,000		General Motors Acceptance Corp., 5.625%, due 05/15/09	8,649,432
823,000	#	General Motors Acceptance Corp., 6.875%, due 09/15/11	936,973

See Accompanying Notes to Financial Statements

129

PORTFOLIO OF INVESTMENTS
ING Franklin Income Portfolio
as of December 31, 2008 (continued)

Principal
Amount			Value

		Diversified Financial Services (continued)
$1,772,000	#	General Motors Acceptance Corp., 6.875%, due 08/28/12	$2,022,732
7,306,000	#	General Motors Acceptance Corp., 7.750%, due 01/19/10	7,371,426
4,400,000	±	Lehman Brothers Holdings, Inc., 6.200%, due 09/26/14	440,000
2,300,000	±	Lehman Brothers Holdings, Inc., 6.875%, due 05/02/18	230,000
1,000,000		Merrill Lynch & Co., Inc., 6.875%, due 04/25/18	1,047,825
1,000,000	@@,#, C	Petroplus Finance Ltd., 7.000%, due 05/01/17	615,000
400,000	+,C	Vanguard Health Holding Co. I, LLC, 0.000% (step rate 11.250%), due 10/01/15	316,000

			52,707,114

		Electric: 4.4%
1,500,000	C	Dominion Resources, Inc., 8.875%, due 01/15/19	1,619,226
8,100,000	&,#,C	Energy Future Holdings, 11.250%, due 11/01/17	3,969,000
3,000,000	#,C	Illinois Power Co., 9.750%, due 11/15/18	3,283,113
1,500,000	@@,#, C	Intergen NV, 9.000%, due 06/30/17	1,237,500
1,200,000		PNM Resources, Inc., 9.250%, due 05/15/15	960,000
3,000,000	C	Public Service Co. of New Mexico, 7.950%, due 05/15/18	2,445,012
1,000,000	C	Reliant Energy, Inc., 7.625%, due 06/15/14	835,000
1,100,000	C	Reliant Energy, Inc., 7.875%, due 06/15/17	896,500
2,000,000		Texas Competitive Electric Holdings Co., LLC, 5.600%, due 10/24/14	1,395,834
2,535,000		Texas Competitive Electric Holdings Co., LLC, 6.302%, due 10/24/14	1,769,220
903,750		Texas Competitive Electric Holdings Co., LLC, 7.640%, due 10/24/14	630,742
5,000,000	#,C	Texas Competitive Electric Holdings Co., LLC, 10.500%, due 11/01/15	3,575,000
4,000,000	&,#,C	Texas Competitive Electric Holdings Co., LLC, 10.500%, due 11/01/16	2,020,000
26,250		TXU Corp. TL, 7.262%, due 10/31/14	18,320

			24,654,467

		Electronics: 0.5%
2,000,000	@@,C	Flextronics International Ltd., 6.250%, due 11/15/14	1,500,000
850,000	@@,C	NXP BV/NXP Funding, LLC, 9.500%, due 10/15/15	163,625
2,050,000	C	Sanmina-SCI Corp., 6.750%, due 03/01/13	891,750
1,000,000	C	Sanmina-SCI Corp., 8.125%, due 03/01/16	395,000

			2,950,375

		Environmental Control: 1.3%
1,000,000	C	Allied Waste North America, Inc., 5.750%, due 02/15/11	937,952
1,500,000	C	Allied Waste North America, Inc., 6.125%, due 02/15/14	1,358,949
950,000	C	Allied Waste North America, Inc., 6.875%, due 06/01/17	884,869
900,000	C	Allied Waste North America, Inc., 7.125%, due 05/15/16	820,136
3,500,000	C,L	Allied Waste North America, Inc., 7.375%, due 04/15/14	3,311,035

			7,312,941

		Food: 0.2%
1,300,000	C	Dole Food Co., Inc., 8.625%, due 05/01/09	1,183,000

			1,183,000

		Gas: 0.2%
1,250,000	C	Sempra Energy, 8.900%, due 11/15/13	1,263,321

			1,263,321

		Healthcare — Products: 0.1%
96,000		Bausch & Lomb, Inc, 1.250%, due 04/26/15	65,829
952,800		Bausch & Lomb, Inc, 7.012%, due 04/26/15	653,348
144,000		Bausch & Lomb, Inc., 7.012%, due 04/26/15	98,743

			817,920

		Healthcare — Services: 5.4%
5,000,000	C	Community Health Systems, Inc., 8.875%, due 07/15/15	4,625,000
4,000,000	C	DaVita, Inc., 7.250%, due 03/15/15	3,820,000
2,000,000	C	HCA, Inc., 6.500%, due 02/15/16	1,240,000
2,200,000	C	HCA, Inc., 9.250%, due 11/15/16	2,024,000
5,500,000	C	Tenet Healthcare Corp., 6.375%, due 12/01/11	4,276,250
4,000,000	C	Tenet Healthcare Corp., 7.375%, due 02/01/13	2,870,000
12,000,000	C,L	Tenet Healthcare Corp., 9.250%, due 02/01/15	9,719,997
3,223,000	&,C	US Oncology Holdings, Inc., 8.334%, due 03/15/12	2,046,605

			30,621,852

		Home Builders: 0.4%
1,250,000	C	Beazer Homes USA, Inc., 6.875%, due 07/15/15	431,250
200,000	C	D.R. Horton, Inc., 5.625%, due 01/15/16	129,000
2,500,000	C	KB Home, 5.750%, due 02/01/14	1,587,500

			2,147,750

		Household Products/Wares: 0.2%
1,500,000	C	Johnsondiversey Holdings, Inc., 10.670%, due 05/15/13	1,057,500

			1,057,500

See Accompanying Notes to Financial Statements

130

PORTFOLIO OF INVESTMENTS
ING Franklin Income Portfolio
as of December 31, 2008 (continued)

Principal
Amount			Value

		Insurance: 1.0%
$6,100,000	#,C	American International Group, Inc., 8.175%, due 05/15/58	$2,375,926
6,000,000	#,C	Liberty Mutual Group, Inc., 10.750%, due 06/15/58	3,304,260

			5,680,186

		Lodging: 0.6%
2,000,000	C	MGM Mirage, Inc., 6.750%, due 04/01/13	1,350,000
2,000,000	#,L	MGM Mirage, Inc., 13.000%, due 11/15/13	1,915,000

			3,265,000

		Machinery — Construction & Mining: 0.6%
4,000,000	C	Terex Corp., 8.000%, due 11/15/17	3,420,000

			3,420,000

		Media: 5.8%
6,000,000	C	Cablevision Systems Corp., 8.000%, due 04/15/12	5,370,000
5,000,000	@@,C	CanWest Media, Inc., 8.000%, due 09/15/12	2,225,000
5,000,000	C,L	CCH I Holdings, LLC, 11.750%, due 05/15/14	281,250
5,000,000	C,L	CCH I Holdings, LLC, 13.500%, due 01/15/14	281,250
5,000,000	C	CCH I, LLC, 11.000%, due 10/01/15	900,000
8,000,000	C,L	Charter Communications Holdings II, LLC, 10.250%, due 09/15/10	3,720,000
10,000,000		Clear Channel Communications, Inc., 6.869%, due 11/13/15	4,910,000
1,400,000	C	Dex Media, Inc., 8.000%, due 11/15/13	266,000
5,000,000	C,L	Dex Media, Inc., 9.000%, due 11/15/13	950,000
5,200,000	C	DirecTV Holdings, LLC, 7.625%, due 05/15/16	5,070,000
500,000	C	Echostar DBS Corp., 6.375%, due 10/01/11	466,250
6,000,000	C	Echostar DBS Corp., 7.750%, due 05/31/15	5,130,000
2,000,000		Idearc, Inc., 4.620%, due 11/17/13	674,286
4,600,000	C	R.H. Donnelley Corp., 6.875%, due 01/15/13	644,000
2,500,000	C	R.H. Donnelley Corp., 8.875%, due 01/15/16	387,500
6,000,000	C	R.H. Donnelley Corp., 8.875%, due 10/15/17	930,000
3,750,000	&,#,C	Univision Communications, Inc., 9.750%, due 03/15/15	487,500

			32,693,036

		Metal Fabricate/Hardware: 0.2%
2,379,210	&,#,C	Rexnord Holdings, Inc., 9.810%, due 03/01/13	1,308,566

			1,308,566

		Mining: 0.4%
2,500,000	C	Freeport-McMoRan Copper & Gold, Inc., 8.375%, due 04/01/17	2,046,875

			2,046,875

		Miscellaneous Manufacturing: 0.3%
1,000,000	C	RBS Global, Inc. and Rexnord Corp., 8.875%, due 09/01/16	590,000
1,500,000	C,L	RBS Global, Inc. and Rexnord Corp., 11.750%, due 08/01/16	858,750

			1,448,750

		Oil & Gas: 4.1%
2,750,000	C	Callon Petroleum Co., 9.750%, due 12/08/10	1,113,750
4,000,000	C	Chesapeake Energy Corp., 6.250%, due 01/15/18	2,980,000
6,000,000	C,L	Chesapeake Energy Corp., 7.250%, due 12/15/18	4,710,000
1,700,000	C	Mariner Energy, Inc., 7.500%, due 04/15/13	1,096,500
3,000,000	C	Newfield Exploration Co., 6.625%, due 04/15/16	2,400,000
2,500,000	@@,C	OPTI Canada, Inc., 7.875%, due 12/15/14	1,287,500
4,200,000	#,C	PetroHawk Energy Corp., 7.875%, due 06/01/15	3,129,000
2,500,000	C	Pioneer Natural Resources Co., 6.875%, due 05/01/18	1,761,005
2,000,000	C	Sabine Pass LNG LP, 7.250%, due 11/30/13	1,470,000
2,500,000	C	Sabine Pass LNG LP, 7.500%, due 11/30/16	1,812,500
3,000,000	#,C	W&T Offshore, Inc., 8.250%, due 06/15/14	1,635,000

			23,395,255

		Oil & Gas Services: 0.3%
2,000,000	C	Sesi, LLC, 6.875%, due 06/01/14	1,550,000

			1,550,000

		Packaging & Containers: 0.2%
1,691,302		Berry Plastics Holding Corp., 11.334%, due 06/15/14	380,543
1,500,000	C	Berry Plastics Holding Corp., 8.875%, due 09/15/14	660,000
1,700,000	C	Jefferson Smurfit Corp., 8.250%, due 10/01/12	297,500

			1,338,043

		Pipelines: 2.7%
6,000,000	C	Dynegy Holdings, Inc., 6.875%, due 04/01/11	5,280,000
2,500,000		Dynegy Holdings, Inc., 7.750%, due 06/01/19	1,737,500
2,500,000	C,L	Dynegy Holdings, Inc., 8.750%, due 02/15/12	2,212,500
4,500,000	C	El Paso Corp., 7.250%, due 06/01/18	3,594,024
1,500,000	C,L	El Paso Corp., 7.750%, due 01/15/32	981,182
1,600,000	C,L	El Paso Corp., 12.000%, due 12/12/13	1,576,000

			15,381,206

		Real Estate: 0.9%
1,400,000	C	Host Hotels & Resorts L.P., 6.375%, due 03/15/15	1,050,000
1,400,000	C	Host Hotels & Resorts L.P., 6.875%, due 11/01/14	1,085,000
4,500,000		iStar Financial, Inc., 1.935%, due 10/01/12	1,338,750

See Accompanying Notes to Financial Statements

131

PORTFOLIO OF INVESTMENTS
ING Franklin Income Portfolio
as of December 31, 2008 (continued)

Principal
Amount			Value

		Real Estate (continued)
$500,000	C	iStar Financial, Inc., 5.150%, due 03/01/12	$157,587
5,000,000	C	iStar Financial, Inc., 8.625%, due 06/01/13	1,550,985

			5,182,322

		Retail: 1.4%
5,500,000	C,L	Dollar General Corp., 10.625%, due 07/15/15	5,280,000
3,000,000	&,C	Dollar General Corp., 11.875%, due 07/15/17	2,580,000

			7,860,000

		Savings & Loans: 0.0%
1,750,000	#,C	Washington Mutual IV, 9.750%, due 10/29/49	1,225

			1,225

		Semiconductors: 0.9%
6,500,000	C	Freescale Semiconductor, Inc., 8.875%, due 12/15/14	2,892,500
5,000,000	C,L	Freescale Semiconductor, Inc., 10.125%, due 12/15/16	2,075,000

			4,967,500

		Software: 1.2%
3,731,942		First Data Corp., 5.947%, due 09/24/14	2,417,768
1,844,688		First Data Corp., 6.025%, due 09/24/14	1,195,752
368,333		First Data Corp., 6.512%, due 09/24/14	238,671
5,200,000	C	First Data Corporation, 9.875%, due 09/24/15	3,172,000

			7,024,191

		Telecommunications: 0.5%
2,500,000	@@,#, C	Digicel Group Ltd., 8.875%, due 01/15/15	1,637,500
4,000,000	@@,#, C	Nortel Networks Ltd., 10.750%, due 07/15/16	1,080,000

			2,717,500

		Total Corporate Bonds/Notes (Cost $409,766,995)	282,874,669

U.S. GOVERNMENT AGENCY OBLIGATIONS: 1.6%

		Federal Home Loan Mortgage Corporation##: 1.6%
4,255,851		5.000%, due 10/01/36	4,355,114
4,533,287		5.500%, due 06/01/37	4,645,849

		Total U.S. Government Agency Obligations (Cost $8,538,493)	9,000,963

		Total Long-Term Investments (Cost $704,614,114)	482,931,524

SHORT-TERM INVESTMENTS: 2.3%

		Securities Lending CollateralCC: 2.3%
13,273,469		Bank of New York Mellon Corp. Institutional Cash Reserves	13,221,018

		Total Short-Term Investments (Cost $13,273,469)	13,221,018

	Total Investments in Securities
	(Cost $717,887,583)*	87.6%	$496,152,542
	Other Assets and Liabilities - Net	12.4	72,146,191

	Net Assets	100.0%	$568,298,733

@@	Foreign Issuer
&	Payment-in-kind
ADR	American Depositary Receipt
+	Step basis bonds. Interest rates shown reflect current and next coupon rates.
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
C	Bond may be called prior to maturity date.
P	Preferred Stock may be called prior to convertible date.
cc	Securities purchased with cash collateral for securities loaned.
##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.
L	Loaned security, a portion or all of the security is on loan at December 31, 2008.
±	Defaulted security
EUR	EU Euro

*	Cost for federal income tax purposes is $717,866,523

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$5,803,149
Gross Unrealized Depreciation	(227,517,130)

Net Unrealized Depreciation	$(221,713,981)

The following table summarizes the inputs used as of December 31, 2008 in determining the Portfolio’s investments at fair value for purposes of SFAS 157:

	Investments in	Other Financial
	Securities	Instruments*
Level 1- Quoted Prices	$147,431,483	$—
Level 2- Other Significant Observable Inputs	342,507,253	—
Level 3- Significant Unobservable Inputs	6,213,806	—

Total	$496,152,542	$—

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

See Accompanying Notes to Financial Statements

132

PORTFOLIO OF INVESTMENTS
ING Franklin Income Portfolio
as of December 31, 2008 (continued)

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended December 31, 2008, was as follows:

	Investments in	Other Financial
	Securities	Instruments*
Beginning Balance at 12/31/07	$12,260,670	$—
Net Purchases/(Sales)	(710,530)	—
Accrued Discounts/(Premiums)	12,421	—
Total Realized Gain/(Loss)	(457,320)	—
Total Unrealized Appreciation/(Depreciation)	(1,351,435)	—
Net Transfers In/(Out) of Level 3	(3,540,000)	—

Ending Balance at 12/31/08	$6,213,806	$—

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

For the year ended December 31, 2008, total change in unrealized gain (loss) on Level 3 securities included in the change in net assets was $(6,952,359). Total unrealized gain (loss) for all securities (including Level 1 and Level 2) can be found on the accompanying Statement of Operations.

See Accompanying Notes to Financial Statements

133

PORTFOLIO OF INVESTMENTS
ING Franklin Mutual Shares Portfolio
as of December 31, 2008

Shares			Value

COMMON STOCK: 80.5%

		Aerospace/Defense: 1.1%
55,005	@	Gencorp, Inc.	$202,418
73,762		United Technologies Corp.	3,953,643

			4,156,061

		Agriculture: 10.1%
236,516		Altria Group, Inc.	3,561,931
357,641	@@	British American Tobacco PLC	9,329,733
82	@@	British American Tobacco PLC ADR	4,341
301,977	@@	Imperial Tobacco Group PLC	8,066,110
897	@@	Japan Tobacco, Inc.	2,971,170
34,636	@@	KT&G Corp.	2,190,851
16,738		Lorillard, Inc.	943,186
47,911		Philip Morris International, Inc.	2,084,608
143,195		Reynolds American, Inc.	5,772,190
51,375		UST, Inc.	3,564,398

			38,488,518

		Airlines: 0.4%
63,228	@,@@, #	ACE Aviation Holdings, Inc.	345,718
96,105	@	Delta Airlines, Inc.	1,101,363

			1,447,081

		Auto Manufacturers: 0.4%
39,232	@@	DaimlerChrysler AG	1,478,015
1,159,302	I	Daimler Chrysler Escrow	231,860

			1,709,875

		Auto Parts & Equipment: 0.2%
10,651	@	Dana Holding Corp.	7,882
129,369	@	Goodyear Tire & Rubber Co.	772,333
60,775	@	Lear Corp.	85,693

			865,908

		Banks: 2.7%
72,524	@@	Danske Bank A/S	730,607
124,388		Fifth Third Bancorp.	1,027,445
16,828		Goldman Sachs Group, Inc.	1,420,115
47,924	@	Guaranty Bancorp	95,848
429,858	@@	Intesa Sanpaolo S.p.A.	1,561,539
102,855		JPMorgan Chase & Co.	3,243,018
95,048		US Bancorp.	2,377,150

			10,455,722

		Beverages: 2.7%
26,279		Brown-Forman Corp.	1,353,106
145		Brown-Forman Corp.	7,340
25,256	@@	Carlsberg A/S	825,611
79,805		Coca-Cola Enterprises, Inc.	960,054
161,941	@	Dr Pepper Snapple Group, Inc.	2,631,541
60,300	@@	Pernod-Ricard SA	4,479,556

			10,257,208

		Biotechnology: 0.8%
37,426	@	Genentech, Inc.	3,102,990

			3,102,990

		Building Materials: 0.5%
1,702	@	Armstrong World Industries, Inc.	36,797
98,061	@	Owens Corning, Inc.	1,696,455

			1,733,252

		Chemicals: 1.5%
49,419	@@	Koninklijke DSM NV	1,268,152
50,930	@@	Linde AG	4,331,612

			5,599,764

		Commercial Services: 0.9%
61,214	@	Alliance Data Systems Corp.	2,848,287
42,134		Hillenbrand, Inc.	702,795

			3,551,082

		Computers: 1.4%
416,442	@	Dell, Inc.	4,264,366
34,341		Diebold, Inc.	964,639

			5,229,005

		Diversified Financial Services: 0.4%
312,247		CIT Group, Inc.	1,417,601

			1,417,601

		Electric: 3.8%
123,130		Constellation Energy Group, Inc.	3,089,332
155,201	@@	E.ON AG	6,004,302
25,271		Entergy Corp.	2,100,778
61,468		Exelon Corp.	3,418,235

			14,612,647

		Electronics: 1.3%
129,049	@@	Koninklijke Philips Electronics NV	2,558,616
150,761	@@	Tyco Electronics Ltd.	2,443,836

			5,002,452

		Food: 8.1%
375,194	@@	Cadbury PLC	3,266,286
90,576	@@	Carrefour SA	3,501,160
38,316	@@	Groupe Danone	2,315,044
202,968		Kraft Foods, Inc.	5,449,691
163,313		Kroger Co.	4,313,096
189,631	@@	Nestle SA	7,509,035
692,916	@@	Orkla ASA	4,610,462

			30,964,774

		Forest Products & Paper: 2.8%
442,543	@,@@	Domtar Corp.	739,047
288,454		International Paper Co.	3,403,757
53,357		MeadWestvaco Corp.	597,065
1,861	@@	Mondi Ltd.	6,796
188,652		Weyerhaeuser Co.	5,774,638

			10,521,303

		Gas: 0.7%
50,764	@@	Gaz de France	2,519,775

			2,519,775

		Healthcare — Services: 0.9%
63,300	@	Community Health Systems, Inc.	922,914
3,265	@,I	Kindred Healthcare, Inc.	42,510
86,299	@,@@	MDS, Inc.	527,791
23,183		Quest Diagnostics	1,203,430
751,498	@	Tenet Healthcare Corp.	864,223

			3,560,868

		Holding Companies — Diversified: 0.4%
454,962	@@	Keppel Corp., Ltd.	1,381,307

			1,381,307

		Insurance: 8.5%
70,609	@@	ACE Ltd.	3,736,628
5,638	@	Alleghany Corp.	1,589,916

See Accompanying Notes to Financial Statements

134

PORTFOLIO OF INVESTMENTS
ING Franklin Mutual Shares Portfolio
as of December 31, 2008 (continued)

Shares			Value

		Insurance (continued)
2	@	Berkshire Hathaway, Inc. — Class A	$193,200
3,962	@	Berkshire Hathaway, Inc. — Class B	12,733,868
115,175	@	Conseco, Inc.	596,607
174,739		Old Republic International Corp.	2,082,889
59,473		Prudential Financial, Inc.	1,799,653
43,405		Travelers Cos., Inc.	1,961,906
20,198		White Mountains Insurance Group Ltd.	5,395,088
10,145	@@	Zurich Financial Services AG	2,216,490

			32,306,245

		Internet: 0.2%
74,990	@,S	Yahoo!, Inc.	914,878

			914,878

		Iron/Steel: 0.9%
57,984		AK Steel Holding Corp.	540,411
60,836	@@	ArcelorMittal	1,495,957
49,464		Cliffs Natural Resources, Inc.	1,266,773

			3,303,141

		Leisure Time: 0.2%
35,548		Harley-Davidson, Inc.	603,250

			603,250

		Lodging: 0.0%
5,025	@	Trump Entertainment Resorts, Inc.	856

			856

		Media: 6.2%
611,756		Comcast Corp. — Special Class A	9,879,861
692,096		News Corp. — Class A	6,291,153
458,039		Time Warner, Inc.	4,607,872
161,013	@	Viacom — Class B	3,068,908

			23,847,794

		Metal Fabricate/Hardware: 0.3%
121,680	@@	SKF AB — B Shares	1,238,230

			1,238,230

		Miscellaneous Manufacturing: 2.4%
247,172		Eastman Kodak Co.	1,626,392
68,622		Federal Signal Corp.	563,387
61,144	@@	Siemens AG	4,612,737
111,227	@@	Tyco International Ltd.	2,402,503

			9,205,019

		Oil & Gas: 4.5%
276,873	@@	BP PLC	2,137,304
97	@@	BP PLC ADR	4,534
140,763		Marathon Oil Corp.	3,851,276
34,926		Noble Energy, Inc.	1,719,058
55,336	@	Pride International, Inc.	884,269
171,945	@@	Royal Dutch Shell PLC	4,546,154
42,957	@@	Total SA	2,361,738
38,619	@	Transocean, Ltd.	1,824,748

			17,329,081

		Oil & Gas Services: 0.7%
43,492		Baker Hughes, Inc.	1,394,788
63,611	@	Exterran Holdings, Inc.	1,354,914

			2,749,702

		Packaging & Containers: 0.1%
109,380		Temple-Inland, Inc.	525,024

			525,024

		Pharmaceuticals: 1.9%
68,752	@@	Novartis AG	3,443,200
35,400		Schering-Plough Corp.	602,862
87,410	@	Valeant Pharmaceuticals International	2,001,689
48,343	@	Watson Pharmaceuticals, Inc.	1,284,474

			7,332,225

		Real Estate: 0.3%
33,647	@	Forestar Real Estate Group, Inc.	320,319
31,181	@	St. Joe Co.	758,322

			1,078,641

		Retail: 2.1%
276,871		CVS Caremark Corp.	7,957,273

			7,957,273

		Semiconductors: 1.1%
717,547	@	LSI Logic Corp.	2,360,730
165,262		Maxim Integrated Products	1,887,292

			4,248,022

		Software: 1.9%
371,405		Microsoft Corp.	7,220,113

			7,220,113

		Telecommunications: 4.7%
540,428		Motorola, Inc.	2,394,096
1,703,727		Qwest Communications International, Inc.	6,201,566
213,501	@@	Royal KPN NV	3,103,969
205,918	@@	Telefonaktiebolaget LM Ericsson	1,605,312
4,600	@@	Telefonaktiebolaget LM Ericsson ADR	35,926
149,942	@@	Telefonica SA	3,384,440
285,457		Virgin Media, Inc.	1,424,430

			18,149,739

		Toys/Games/Hobbies: 1.5%
355,918		Mattel, Inc.	5,694,688

			5,694,688

		Transportation: 1.9%
439	@@	AP Moller — Maersk A/S — Class B	2,362,481
211,794	@@	Deutsche Post AG	3,550,625
65,074	@@	TNT NV	1,264,086

			7,177,192

		Total Common Stock (Cost $474,288,185)	307,458,306

REAL ESTATE INVESTMENT TRUSTS: 1.2%

		Health Care: 0.3%
32,152		Ventas, Inc.	1,079,343

			1,079,343

		Shopping Centers: 0.3%
698,583	@@	Link Real Estate Investment Trust	1,162,099

			1,162,099

See Accompanying Notes to Financial Statements

135

PORTFOLIO OF INVESTMENTS
ING Franklin Mutual Shares Portfolio
as of December 31, 2008 (continued)

Shares			Value

		Single Tenant: 0.6%
9,488	@	Alexander’s, Inc.	$2,418,491

			2,418,491

		Total Real Estate Investment Trusts (Cost $6,155,940)	4,659,933

PREFERRED STOCK: 0.0%

		Auto Parts & Equipment: 0.0%
904		Dana Corp.	11,300

		Total Preferred Stock (Cost $90,400)	11,300

RIGHTS: 0.0%

		Airlines: 0.0%
715,000		Northwest Airlines Claim (Pending Reorganization) due 02/20/49	450

		Total Rights (Cost $182,006)	450

WARRANTS: 0.0%

		Transportation: 0.0%
3,127	@@	Groupe Eurotunnel SA	356

		Total Warrants (Cost $759)	356

Principal
Amount			Value

CONVERTIBLE BONDS: 0.0%

		Airlines: 0.0%
$24,000	@@,#, C	ACE Aviation Holdings, Inc., 4.250%, due 06/01/35	$16,428

			16,428

		Transportation: 0.0%
EUR 47,000	@@	Eurotunnel Group UK PLC, 3.000%, due 07/28/10	62,066
GBP 31,986	@@	Eurotunnel Group UK PLC, 3.000%, due 07/28/10	41,044

			103,110

		Total Convertible Bonds (Cost $212,076)	119,538

CORPORATE BONDS/NOTES: 1.7%

		Auto Manufacturers: 0.1%
$1,017,500	I	Daimler Chrysler Escrow, 2.000%, due 07/31/14	203,500

			203,500

		Auto Parts & Equipment: 0.0%
37,000	±	Dana Corp., due 03/01/09	—
179,000	±	Dana Corp., due 01/15/15	—
7,000	±	Dana Corp., due 03/15/28	—
29,000	±	Dana Corp., due 03/01/29	—

		Electric: 0.9%
315,100		Boston Generating, LLC, 1.398%, due 12/20/13	189,060
90,853		Boston Generating, LLC, 1.398%, due 12/21/13	54,512
272,144	I	Calpine Corp., 4.340%, due 07/24/09	166,469
2,552,644		Calpine Corp., 6.645%, due 03/29/14	1,893,515
1,874,100		Texas Competitive Electric Holdings Co., LLC, 4.398%, due 10/10/14	1,307,967

			3,611,523

		Lodging: 0.0%
190,000	C	Trump Entertainment Resorts, Inc., 8.500%, due 06/01/15	26,125

			26,125

		Media: 0.1%
589,200		Charter Communications Operating, LLC, 3.398%, due 03/06/14	469,887

			469,887

		Real Estate: 0.2%
562,346		Realogy Corp., 0.110%, due 10/10/13	338,790
79,314		Realogy Corp., 3.000%, due 10/10/13	50,034
586,894		Realogy Corp., 4.550%, due 10/10/13	335,263
53,409		Realogy Corp., 4.600%, due 10/10/13	33,692
1,216,000	±,C	Tropicana Entertainment, LLC, 9.625%, due 12/15/14	18,240

			776,019

		Software: 0.4%
920,600		First Data Corporation, 3.648%, due 09/24/14	596,196
301,277	I	Pontus I, LLC, 7.520%, due 07/24/09	181,030
266,358	I	Pontus I, LLC, 7.520%, due 07/24/09	22,878
133,224	I	Pontus II, LLC, 7.520%, due 06/25/09	11,443
724,568		Pontus I, LLC, Collateral	724,568

			1,536,115

		Total Corporate Bonds/Notes (Cost $9,599,223)	6,623,169

		Total Long-Term Investments (Cost $490,528,589)	318,873,052

SHORT-TERM INVESTMENTS: 13.0%

		U.S. Government Agency Obligations: 13.0%
4,700,000	Z	Federal Home Loan Bank, 0.010%, due 01/05/09	4,699,994
2,850,000	Z	Federal Home Loan Bank, 0.020%, due 01/02/09	2,849,929
3,000,000	Z	Federal Home Loan Bank, 0.030%, due 01/12/09	2,999,967
1,000,000	Z	Federal Home Loan Bank, 0.040%, due 03/09/09	999,918
3,000,000	Z	Federal Home Loan Bank, 0.040%, due 03/31/09	2,999,670
1,000,000	Z	Federal Home Loan Bank, 0.070%, due 02/20/09	999,896
1,000,000	Z	Federal Home Loan Bank, 0.080%, due 01/30/09	999,933
1,000,000	Z	Federal Home Loan Bank, 0.120%, due 02/13/09	999,853
3,000,000	Z	Federal Home Loan Bank, 0.120%, due 04/15/09	2,998,926
2,000,000	Z	Federal Home Loan Bank, 0.220%, due 05/13/09	1,998,362
2,000,000	Z	Federal Home Loan Bank, 0.270%, due 06/25/09	1,997,342

See Accompanying Notes to Financial Statements

136

PORTFOLIO OF INVESTMENTS
ING Franklin Mutual Shares Portfolio
as of December 31, 2008 (continued)

Principal
Amount			Value

		U.S. Government Agency Obligations (continued)
$2,000,000	Z	Federal Home Loan Bank, 0.270%, due 06/26/09	$1,997,326
2,000,000	Z	Federal Home Loan Bank, 0.470%, due 08/21/09	1,993,904
2,000,000	Z	Federal Home Loan Bank, 0.520%, due 09/02/09	1,992,912
5,000,000	Z	Federal Home Loan Bank, 0.520%, due 09/14/09	4,981,405
3,000,000	Z	Federal Home Loan Bank, 0.550%, due 01/07/09	2,999,681
3,000,000	Z	Federal Home Loan Bank, 0.570%, due 02/02/09	2,998,445
5,000,000	Z	Federal Home Loan Bank, 0.620%, due 11/20/09	4,972,050
3,000,000	Z	Federal Home Loan Bank, 0.680%, due 12/08/09	2,980,875

		Total Short-Term Investments (Cost $49,236,846)	49,460,388

	Total Investments in Securities
	(Cost $539,765,435)*	96.4%	$368,333,440
	Other Assets and Liabilities - Net	3.6	13,848,997

	Net Assets	100.0%	$382,182,437

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
C	Bond may be called prior to maturity date.
S	All or a portion of this security is segregated to cover collateral requirements for applicable futures, options, swaps, foreign forward currency contracts and/or when-issued or delayed-delivery securities.
I	Illiquid security
±	Defaulted security
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.
EUR	EU Euro
GBP	British Pound

*	Cost for federal income tax purposes is $542,738,577.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$3,079,339
Gross Unrealized Depreciation	(177,484,476)

Net Unrealized Depreciation	$(174,405,137)

The following table summarizes the inputs used as of December 31, 2008 in determining the Portfolio’s investments at fair value for purposes of SFAS 157:

	Investments in	Other Financial
	Securities	Instruments*

Level 1- Quoted Prices	$205,371,125	$(9,578)
Level 2- Other Significant Observable Inputs	162,395,667	107,420
Level 3- Significant Unobservable Inputs	566,648	—

Total	$368,333,440	$97,482

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended December 31, 2008, was as follows:

	Investments in	Other Financial
	Securities	Instruments*

Beginning Balance at 12/31/07	$3,835,624	$—
Net Purchases/(Sales)	(1,854,778)	—
Accrued Discounts/(Premiums)	(62,940)	—
Total Realized Gain/(Loss)	335,506	—
Total Unrealized Appreciation/(Depreciation)	(1,686,764)	—
Net Transfers In/(Out) of Level 3	—	—

Ending Balance at 12/31/08	$566,648	$—

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

For the year ended December 31, 2008, total change in unrealized gain (loss) on Level 3 securities included in the change in net assets was $(1,791,004). Total unrealized gain (loss) for all securities (including Level 1 and Level 2) can be found on the accompanying Statements of Operations.

See Accompanying Notes to Financial Statements

137

PORTFOLIO OF INVESTMENTS
ING Franklin Mutual Shares Portfolio
as of December 31, 2008 (continued)

At December 31, 2008 the following forward foreign currency contracts were outstanding for the ING Franklin Mutual Shares Portfolio:

			In		Unrealized
		Settlement	Exchange		Appreciation
Currency	Buy/Sell	Date	For	Value	(Depreciation)
			USD

Canadian Dollar CAD 230,000	BUY	2/27/09	179,204	$186,291	$7,087
Canadian Dollar CAD 120,000	BUY	2/27/09	92,807	97,195	4,388
Canadian Dollar CAD 600,000	BUY	2/27/09	474,541	485,977	11,436
Swiss Franc CHF 1,300,000	BUY	2/9/09	1,150,544	1,221,904	71,360
Danish Krone DKK 1,400,000	BUY	1/23/09	237,671	260,949	23,278
Danish Krone DKK 1,900,000	BUY	1/23/09	317,673	354,146	36,473
Danish Krone DKK 1,600,000	BUY	1/23/09	306,502	298,228	(8,274)
Danish Krone DKK 2,300,000	BUY	1/23/09	398,034	428,703	30,669
Danish Krone DKK 1,000,000	BUY	1/23/09	186,727	186,392	(335)
Danish Krone DKK 870,605	BUY	1/23/09	163,341	162,274	(1,067)
Danish Krone DKK 1,288,376	BUY	1/23/09	244,200	240,144	(4,056)
EU Euro EUR 195,862	BUY	5/13/09	252,231	271,205	18,974
EU Euro EUR 2,400,000	BUY	5/13/09	3,030,960	3,323,214	292,254
British Pound GBP 2,450,000	BUY	1/12/09	4,128,985	3,521,259	(607,726)
Japanese Yen JPY 40,000,000	BUY	2/19/09	447,928	441,708	(6,220)
Norwegian Krone NOK 2,830,000	BUY	5/19/09	392,963	401,647	8,684
Norwegian Krone NOK 1,400,000	BUY	5/19/09	195,408	198,695	3,287
Swedish Krona SEK 5,185,000	BUY	3/16/09	714,040	655,063	(58,977)
Swedish Krona SEK 2,200,000	BUY	3/16/09	307,606	277,944	(29,662)
Singapore Dollar SGD 550,000	BUY	3/24/09	377,462	381,190	3,728
Singapore Dollar SGD 350,000	BUY	3/24/09	231,880	242,575	10,695
Singapore Dollar SGD 170,000	BUY	3/24/09	111,378	117,822	6,444

					$(187,560)

Canadian Dollar CAD 1,141,706	SELL	2/27/09	898,981	924,738	$(25,757)
Canadian Dollar CAD 190,000	SELL	2/27/09	155,712	153,893	1,819
Swiss Franc CHF 7,693,097	SELL	2/9/09	7,316,307	7,230,943	85,364
Swiss Franc CHF 162,252	SELL	2/9/09	149,318	152,505	(3,187)
Swiss Franc CHF 157,984	SELL	2/9/09	144,336	148,493	(4,157)
Swiss Franc CHF 126,000	SELL	2/9/09	114,079	118,431	(4,352)
Swiss Franc CHF 166,255	SELL	2/9/09	146,748	156,267	(9,519)
Swiss Franc CHF 135,942	SELL	2/9/09	116,316	127,775	(11,459)
Swiss Franc CHF 163,720	SELL	2/9/09	136,687	153,884	(17,197)
Swiss Franc CHF 113,147	SELL	2/9/09	93,448	106,350	(12,902)
Swiss Franc CHF 250,000	SELL	2/9/09	209,359	234,982	(25,623)
Swiss Franc CHF 134,801	SELL	2/9/09	112,806	126,703	(13,897)
Danish Krone DKK 2,639,200	SELL	1/23/09	522,076	491,927	30,149
Danish Krone DKK 14,387,938	SELL	1/23/09	2,537,868	2,681,803	(143,935)
Danish Krone DKK 1,400,000	SELL	1/23/09	243,167	260,949	(17,782)
EU Euro EUR 86,996	SELL	5/13/09	108,224	120,462	(12,238)
EU Euro EUR 27,969,777	SELL	5/13/09	35,046,131	38,728,977	(3,682,846)
EU Euro EUR 84,598	SELL	5/13/09	105,713	117,140	(11,427)
EU Euro EUR 108,592	SELL	5/13/09	136,931	150,364	(13,433)
EU Euro EUR 1,110,000	SELL	5/13/09	1,439,992	1,536,986	(96,994)
EU Euro EUR 340,287	SELL	5/13/09	479,635	471,186	8,449
British Pound GBP 12,295,138	SELL	1/12/09	21,403,069	17,671,169	3,731,900
British Pound GBP 64,970	SELL	1/12/09	110,784	93,378	17,406
British Pound GBP 68,704	SELL	1/12/09	108,731	98,745	9,986
British Pound GBP 1,000,000	SELL	1/12/09	1,480,940	1,437,249	43,691
British Pound GBP 325,000	SELL	1/12/09	498,634	467,106	31,528
British Pound GBP 138,660	SELL	1/12/09	205,983	199,288	6,695
British Pound GBP 400,000	SELL	1/12/09	589,808	574,899	14,909
British Pound GBP 75,861	SELL	1/12/09	112,454	109,031	3,423
British Pound GBP 151,170	SELL	1/12/09	225,256	217,269	7,987
British Pound GBP 360,109	SELL	1/12/09	518,708	517,566	1,142
Japanese Yen JPY 180,135,432	SELL	2/19/09	1,870,565	1,989,180	(118,615)
Japanese Yen JPY 14,000,000	SELL	2/19/09	147,771	154,598	(6,827)
Japanese Yen JPY 23,183,902	SELL	2/19/09	243,531	256,013	(12,482)
South Korean Won KRW 1,690,000,000	SELL	4/6/09	1,419,572	1,346,455	73,117
Norwegian Krone NOK 23,924,790	SELL	5/19/09	3,391,903	3,395,518	(3,615)
Norwegian Krone NOK 2,200,000	SELL	5/19/09	314,218	312,234	1,984
Norwegian Krone NOK 1,800,000	SELL	5/19/09	252,278	255,464	(3,186)
Norwegian Krone NOK 1,054,169	SELL	5/19/09	147,399	149,613	(2,214)
Norwegian Krone NOK 1,400,000	SELL	5/19/09	198,053	198,695	(642)
Norwegian Krone NOK 1,600,000	SELL	5/19/09	226,925	227,079	(154)
Swedish Krona SEK 21,615,497	SELL	3/16/09	3,175,387	2,730,862	444,525
Swedish Krona SEK 735,441	SELL	3/16/09	108,069	92,914	15,155
Swedish Krona SEK 1,300,000	SELL	3/16/09	164,133	164,240	(107)
Swedish Krona SEK 859,081	SELL	3/16/09	105,980	108,535	(2,555)
Swedish Krona SEK 850,000	SELL	3/16/09	103,237	107,387	(4,150)
Swedish Krona SEK 1,900,000	SELL	3/16/09	234,557	240,042	(5,485)
Singapore Dollar SGD 1,901,918	SELL	3/24/09	1,355,608	1,318,168	37,440
Singapore Dollar SGD 191,000	SELL	3/24/09	127,425	132,377	(4,952)

					$294,980

See Accompanying Notes to Financial Statements

138

PORTFOLIO OF INVESTMENTS
ING Franklin Mutual Shares Portfolio
as of December 31, 2008 (continued)

ING Franklin Mutual Shares Portfolio Written Options Open on December 31, 2008:

	Exercise	Expiration	# of	Premium
Description/Name of Issuer	Price	Date	Contracts	Received	Value
Call Option — CBOE Yahoo Inc.	USD12.50	01/17/09	65	$13,562	$(5,005)
Call Option — CBOE Yahoo Inc.	USD14.00	01/17/09	132	18,623	(4,488)
Call Option — CBOE Yahoo Inc.	USD15.00	01/17/09	5	473	(85)

				$32,658	$(9,578)

See Accompanying Notes to Financial Statements

139

PORTFOLIO OF INVESTMENTS
ING International Growth Opportunities Portfolio
as of December 31, 2008

Shares			Value

COMMON STOCK: 96.1%

		Belgium: 2.1%
59,594		Anheuser-Busch InBev NV	$1,383,963

			1,383,963

		Brazil: 4.7%
317,400	@	Cosan SA Industria e Comercio	1,529,835
59,900		Petroleo Brasileiro SA ADR	1,466,951

			2,996,786

		Canada: 10.1%
91,400		Barrick Gold Corp.	3,360,778
37,600		EnCana Corp.	1,734,869
137,153		Talisman Energy, Inc.	1,370,158

			6,465,805

		China: 2.4%
111,926	L	Aluminum Corp. of China Ltd. ADR	1,512,120

			1,512,120

		Finland: 5.4%
157,418		Nokia OYJ	2,470,261
65,008		Outotec OYJ	1,007,919

			3,478,180

		France: 2.2%
24,027		Alstom	1,431,880

			1,431,880

		Germany: 6.1%
89,071		GEA Group AG	1,569,650
31,004		Siemens AG	2,338,959

			3,908,609

		Greece: 1.5%
51,907		National Bank of Greece SA	963,944

			963,944

		Hong Kong: 6.3%
1,194,000		Li & Fung Ltd.	2,063,466
1,924,000		New World Development Ltd.	1,970,024

			4,033,490

		Italy: 3.2%
128,234		Prysmian S.p.A.	2,030,711

			2,030,711

		Japan: 9.4%
610		Japan Tobacco, Inc.	2,020,528
200,000		Mitsui OSK Lines Ltd.	1,236,057
4,300		Nintendo Co., Ltd.	1,643,252
137,500		Nomura Holdings, Inc.	1,144,870

			6,044,707

		Luxembourg: 1.5%
21,131	@	Millicom International Cellular SA	948,993

			948,993

		Russia: 2.5%
14,565,182	@,I	Federal Grid Co Unified Energy System JSC	60,957
8,420	@,#,L	Federal Grid Co Unified Energy System JSC GDR	17,619
1,857,900	@,I	Holding MRSK OAO	60,382
77,779,773	@,I	Inter Rao Ues OAO	16,673
1,298,865	@,I	Kusbassenergo OJSC	3,226
624,224	@,I	Mosenergo OAO	20,156
79,466	@	OAO Gazprom ADR	1,144,890
1,787,337	@,I	OGK-1 OAO	20,616
930,437	@,I	OGK-2 OAO	7,923
764,358	I	OGK-3 OJSC	9,519
1,908,765	@,I	OGK-4 OJSC	23,754
1,084,360	I	OGK-6 OAO	9,411
1,857,900	@,I	RAO Energy System of East OAO	3,902
6,415,641	@,I	RusHydro	134,087
71,033,435	@,I	Territorial Generating Co. 1	8,218
16,463	@,I	TGK-10 OAO	16,945
1,857,900	@	TGK-11 Holding OAO	1,208
18,046,939	@,I	TGK-14	1,965
24,120,890	@,I	TGK-2	2,528
29,476,473	@,I	TGK-4	6,920
28,473,988	@,I	TGK-6	3,544
32,071,956	@,I	TGK-8 OAO	38,486
125,101,179	S,I	TGK-9 OAO	5,108
621,294	@,I	Volga Territorial Generating Co.	5,243
3,201,671	@,I	Yenisei Territorial Generating Co.	3,388

			1,626,668

		South Korea: 1.8%
42,753		Hyundai Development Co.	1,131,932

			1,131,932

		Switzerland: 8.0%
118,274	@	ABB Ltd.	1,803,695
62,349	@,L	Logitech International SA	971,397
101,711		Xstrata PLC	951,748
6,312		Zurich Financial Services AG	1,379,052

			5,105,892

		Taiwan: 2.0%
788,000		Taiwan Fertilizer Co., Ltd.	1,262,366

			1,262,366

		United Kingdom: 23.0%
116,259		Anglo American PLC	2,713,153
428,377		Compass Group PLC	2,136,610
1		Game Group PLC	2
97,670		Imperial Tobacco Group PLC	2,608,864
149,527		Inmarsat PLC	1,027,039
425,997	@	Invensys PLC	1,076,631
34,269		Reckitt Benckiser PLC	1,284,092
13,300	L	Rio Tinto PLC ADR	1,182,503
76,558		Shire PLC	1,127,698
300,295		Tesco PLC	1,563,645

			14,720,237

		United States: 3.9%
30,501	@	Genentech, Inc.	2,528,838

			2,528,838

		Total Common Stock (Cost $97,296,422)	61,575,121

PREFERRED STOCK: 0.6%

		Russia: 0.6%
855,826	S,I	TNK-BP Holding	391,112

		Total Preferred Stock (Cost $2,511,995)	391,112

		Total Long-Term Investments (Cost $99,808,417)	61,966,233

See Accompanying Notes to Financial Statements

140

PORTFOLIO OF INVESTMENTS
ING International Growth Opportunities Portfolio
as of December 31, 2008 (continued)

Principal
Amount			Value

SHORT-TERM INVESTMENTS: 6.6%

		Securities Lending CollateralCC: 6.6%
$4,245,093		Bank of New York Mellon Corp. Institutional Cash Reserves	$4,228,171

		Total Short-Term Investments (Cost $4,245,093)	4,228,171

	Total Investments in Securities
	(Cost $104,053,510)*	103.3%	$66,194,404
	Other Assets and Liabilities - Net	(3.3)	(2,125,817)

	Net Assets	100.0%	$64,068,587

@	Non-income producing security
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
cc	Securities purchased with cash collateral for securities loaned.
S	All or a portion of this security is segregated to cover collateral requirements for applicable futures, options, swaps, foreign forward currency contracts and/or when-issued or delayed-delivery securities.
I	Illiquid security
L	Loaned security, a portion or all of the security is on loan at December 31, 2008.

*	Cost for federal income tax purposes is $104,603,660.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$957,676
Gross Unrealized Depreciation	(39,366,932)

Net Unrealized Depreciation	$(38,409,256)

Percentage of
Industry	Net Assets

Agriculture	7.2%
Banks	1.5
Beverages	2.2
Biotechnology	3.9
Chemicals	2.0
Computers	1.5
Distribution/Wholesale	3.2
Diversified Financial Services	1.8
Electric	0.7
Electrical Components & Equipment	3.2
Engineering & Construction	2.8
Food	4.8
Food Service	3.3
Holding Companies — Diversified	4.1
Home Builders	1.8
Household Products/Wares	2.0
Insurance	2.2
Machinery — Construction & Mining	1.6
Machinery — Diversified	2.2
Mining	15.2
Miscellaneous Manufacturing	5.3
Oil & Gas	9.5
Pharmaceuticals	1.8
Real Estate	3.1
Retail	0.0
Telecommunications	5.3
Toys/Games/Hobbies	2.6
Transportation	1.9
Short-Term Investments	6.6
Other Assets and Liabilities — Net	(3.3)

Net Assets	100.0%

The following table summarizes the inputs used as of December 31, 2008 in determining the Portfolio’s investments at fair value for purposes of SFAS 157:

	Investments in	Other Financial
	Securities	Instruments*
Level 1 — Quoted Prices	$17,479,332	$—
Level 2 — Other Significant Observable Inputs	48,715,072	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$66,194,404	$—

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

See Accompanying Notes to Financial Statements

141

PORTFOLIO OF INVESTMENTS
ING JPMorgan Small Cap Core Equity Portfolio
as of December 31, 2008

Shares			Value

COMMON STOCK: 93.1%

		Advertising: 0.1%
24,700		Harte-Hanks, Inc.	$154,128
7,000	@	inVentiv Health, Inc.	80,780

			234,908

		Aerospace/Defense: 2.0%
11,700	@,L	Alliant Techsystems, Inc.	1,003,392
5,300		Curtiss-Wright Corp.	176,967
30,900	@	Esterline Technologies Corp.	1,170,801
5,400		Heico Corp.	209,682
12,600		Kaman Corp.	228,438
80,600	@,L	TransDigm Group, Inc.	2,705,742
4,400	L	Triumph Group, Inc.	186,824

			5,681,846

		Airlines: 0.9%
144,100	@	Hawaiian Holdings, Inc.	919,358
67,800	@	Republic Airways Holdings, Inc.	723,426
37,200		Skywest, Inc.	691,920
31,300	@	US Airways Group, Inc.	241,949

			2,576,653

		Apparel: 1.0%
10,400	@	Deckers Outdoor Corp.	830,648
73,100	@,L	Iconix Brand Group, Inc.	714,918
75,000	@	Maidenform Brands, Inc.	761,250
3,900		Oxford Industries, Inc.	34,203
46,000	@	Perry Ellis International, Inc.	291,640
7,500	@	Steven Madden Ltd.	159,900

			2,792,559

		Auto Manufacturers: 0.1%
51,100	@	Force Protection, Inc.	305,578
14,900		Wabash National Corp.	67,050

			372,628

		Auto Parts & Equipment: 0.1%
25,400	@	ATC Technology Corp.	371,602

			371,602

		Banks: 4.8%
3,500		1st Source Corp.	82,705
14,600		Ameris Bancorp.	173,010
2,000		Bancfirst Corp.	105,840
15,400	@@	Banco Latinoamericano de Exportaciones SA	221,144
13,600		Central Pacific Financial Corp.	136,544
5,807		Citizens Banking Corp.	17,305
13,650		City Bank	70,980
15,900		City Holding Co.	553,002
42,800	L	Colonial BancGroup, Inc.	88,596
9,600		Columbia Banking System, Inc.	114,528
22,000		Community Bank System, Inc.	536,580
5,570		Community Trust Bancorp., Inc.	204,698
20,700		CVB Financial Corp.	246,330
15,100	L	East-West Bancorp., Inc.	241,147
5,100		Farmers Capital Bank Corp.	124,542
2,600		First Bancorp.	47,710
57,900	@@	First Bancorp. Puerto Rico	645,006
8,300	L	First Community Bancshares, Inc.	289,421
1,200		First Financial Bancorp.	14,868
11,925		Glacier Bancorp., Inc.	226,814
6,963	L	Greene County Bancshares, Inc.	94,279
17,300		Hancock Holding Co.	786,458
64,900	L	Hanmi Financial Corp.	133,694
3,400		Heritage Commerce Corp.	38,216
8,600	L	Huntington Bancshares, Inc.	65,876
25,425		IBERIABANK Corp.	1,220,400
16,330		International Bancshares Corp.	356,484
9,000		Lakeland Financial Corp.	214,380
3,600		MainSource Financial Group, Inc.	55,800
48,700		Nara Bancorp., Inc.	478,721
23,100		National Penn Bancshares, Inc.	335,181
9,000		NBT Bancorp., Inc.	251,640
33,300		Pacific Capital Bancorp.	562,104
8,800		Peoples Bancorp., Inc.	168,344
10,600		Prosperity Bancshares, Inc.	313,654
22,400		Provident Bankshares Corp.	216,384
3,100		Renasant Corp.	52,793
4,957	L	Republic Bancorp., Inc.	134,830
2,900	L	Sierra Bancorp.	60,900
4,400		Simmons First National Corp.	129,668
6,800		Southside Bancshares, Inc.	159,800
21,800		Southwest Bancorp., Inc.	282,528
66,150		Sterling Bancshares, Inc.	402,192
21,300		Sterling Financial Corp.	187,440
34,435		SY Bancorp., Inc.	946,963
4,400		Trico Bancshares	109,868
28,300		Trustco Bank Corp.	269,133
12,600		UCBH Holdings, Inc.	86,688
647	@@,L	W Holding Co., Inc.	6,664
19,900	L	West Coast Bancorp.	131,141
22,300		Westamerica Bancorp.	1,140,645
12,200		Wilshire Bancorp., Inc.	110,776

			13,644,414

		Beverages: 0.8%
64,700	@,L	Hansen Natural Corp.	2,169,391

			2,169,391

		Biotechnology: 2.5%
26,400	@	Alexion Pharmaceuticals, Inc.	955,416
4,900	@,L	AMAG Pharmaceuticals, Inc.	175,665
31,400	@,@@, L	American Oriental Bioengineering, Inc.	213,206
25,100	@	Arena Pharmaceuticals, Inc.	104,667
16,500	@,L	Cell Genesys, Inc.	3,630
36,600	@	Cytokinetics, Inc.	104,310
5,400	@	Enzo Biochem, Inc.	26,406
13,100	@,L	Exelixis, Inc.	65,762
16,800	@,L	GTx, Inc.	282,912
58,700	@,L	Halozyme Therapeutics, Inc.	328,720
12,500	@,L	InterMune, Inc.	132,250
42,400	@	Myriad Genetics, Inc.	2,809,424
14,200	@	OSI Pharmaceuticals, Inc.	554,510
49,900	@,@@,	Protalix BioTherapeutics, Inc.	91,816
	L
7,500	@	Regeneron Pharmaceuticals, Inc.	137,700
52,700	@	Seattle Genetics, Inc.	471,138
10,000	@	United Therapeutics Corp.	625,500

			7,083,032

		Building Materials: 0.8%
167,200		Comfort Systems USA, Inc.	1,782,352
21,600		Gibraltar Industries, Inc.	257,904
31,250		Quanex Building Products Corp.	292,813

			2,333,069

		Chemicals: 1.2%
10,300		Aceto Corp.	103,103
32,900		Airgas, Inc.	1,282,771
6,500		Balchem Corp.	161,915
21,800		HB Fuller Co.	351,198
35,200		Innophos Holdings, Inc.	697,312

See Accompanying Notes to Financial Statements

142

PORTFOLIO OF INVESTMENTS
ING JPMorgan Small Cap Core Equity Portfolio
as of December 31, 2008 (continued)

Shares			Value

		Chemicals (continued)
7,100	@	Intrepid Potash, Inc.	$147,467
72,200	@	PolyOne Corp.	227,430
25,000		Spartech Corp.	156,500
14,800	@	WR Grace & Co.	88,356
8,100		Zep, Inc.	156,411

			3,372,463

		Commercial Services: 5.2%
26,400		Advance America Cash Advance Centers, Inc.	49,896
137,200	@	AMN Healthcare Services, Inc.	1,160,712
52,813	@	Brink’s Home Security Holdings, Inc.	1,157,661
29,100	@	Cenveo, Inc.	129,495
23,900	@	Consolidated Graphics, Inc.	541,096
34,700	@,L	CoStar Group, Inc.	1,143,018
95,600		Deluxe Corp.	1,430,176
52,728	@	Dollar Financial Corp.	543,098
10,400	@	Emergency Medical Services Corp.	380,744
16,400	@	Gartner, Inc.	292,412
27,100	@	Geo Group, Inc.	488,613
8,900	@	Hackett Group, Inc.	25,988
15,100		Heidrick & Struggles International, Inc.	325,254
106,300	@	Hudson Highland Group, Inc.	356,105
51,900		Interactive Data Corp.	1,279,854
3,200	@	Kendle International, Inc.	82,304
49,000	@	Kforce, Inc.	376,320
25,700	@	Korn/Ferry International	293,494
50,300	@,L	Morningstar, Inc.	1,785,650
10,500	@	Navigant Consulting, Inc.	166,635
3,100	@,@@	Net 1 UEPS Technologies, Inc.	42,470
102,800	@,S	Rent-A-Center, Inc.	1,814,420
84,652	@,L	SuccessFactors, Inc.	485,902
28,000	@	TrueBlue, Inc.	267,960
12,100	@	Valassis Communications, Inc.	15,972

			14,635,249

		Computers: 1.6%
15,300	@	CACI International, Inc.	689,877
46,700	@	Ciber, Inc.	224,627
12,400	@	COMSYS IT Partners, Inc.	27,776
4,400	@	Electronics for Imaging	42,064
6,000	@	iGate Corp.	39,060
15,900		Imation Corp.	215,763
16,700	@	Insight Enterprises, Inc.	115,230
3,800	@	Integral Systems, Inc.	45,790
5,800	@	Manhattan Associates, Inc.	91,698
20,700	@	Mentor Graphics Corp.	107,019
127,700	@	Micros Systems, Inc.	2,084,064
5,400	@	NCI, Inc.	162,702
10,100	@,L	Palm, Inc.	31,007
31,800	@	Perot Systems Corp.	434,706
24,900	@	Silicon Storage Technology, Inc.	57,021
14,400	@,L	Synaptics, Inc.	238,464

			4,606,868

		Distribution/Wholesale: 1.9%
17,500	@	Fossil, Inc.	292,250
50,900	@	MWI Veterinary Supply, Inc.	1,372,264
31,500		Owens & Minor, Inc.	1,185,975
117,250	L	Pool Corp.	2,106,983
9,000	@	United Stationers, Inc.	301,410

			5,258,882

		Diversified Financial Services: 2.8%
13,000		BGC Partners, Inc.	35,880
147,405		Calamos Asset Management, Inc.	1,090,797
8,400	@	Encore Capital Group, Inc.	60,480
11,100		Financial Federal Corp.	258,297
34,600	@	Interactive Brokers Group, Inc.	618,994
28,500	@,L	KBW, Inc.	655,500
50,900	@	Knight Capital Group, Inc.	822,035
22,800	@	LaBranche & Co., Inc.	109,212
9,200		National Financial Partners Corp.	27,968
10,700		Nelnet, Inc.	153,331
49,900	@,L	Ocwen Financial Corp.	458,082
177,000		OptionsXpress Holdings, Inc.	2,364,720
42,500		SWS Group, Inc.	805,375
4,600	@	TradeStation Group, Inc.	29,670
1,600	L	US Global Investors, Inc.	7,824
28,700	@	World Acceptance, Corp.	567,112

			8,065,277

		Electric: 1.2%
9,700		Black Hills Corp.	261,512
43,900	@	El Paso Electric Co.	794,151
49,800		Portland General Electric Co.	969,606
11,700		Unisource Energy Corp.	343,512
55,500		Westar Energy, Inc.	1,138,305

			3,507,086

		Electrical Components & Equipment: 0.8%
4,200	@	Advanced Energy Industries, Inc.	41,790
13,000	@,L	Energy Conversion Devices, Inc.	327,730
17,200	@,L	Evergreen Solar, Inc.	54,868
98,200	@	GrafTech International Ltd.	817,024
13,600	@	Greatbatch, Inc.	359,856
53,100		Insteel Industries, Inc.	599,499

			2,200,767

		Electronics: 0.5%
31,050	@	Benchmark Electronics, Inc.	396,509
12,000	@	Checkpoint Systems, Inc.	118,080
21,700		CTS Corp.	119,567
11,900		Methode Electronics, Inc.	80,206
17,300	@	Plexus Corp.	293,235
214,100	@	Sanmina-SCI Corp.	100,627
17,700		Technitrol, Inc.	61,596
34,600	@	TTM Technologies, Inc.	180,266
4,500		Watts Water Technologies, Inc.	112,365

			1,462,451

		Energy — Alternate Sources: 0.1%
75,900	@	GT Solar International, Inc.	219,351
10,200	@,L	Headwaters, Inc.	68,850
52,200	@	Pacific Ethanol, Inc.	22,968

			311,169

		Engineering & Construction: 0.4%
4,400	@	EMCOR Group, Inc.	98,692
45,000	@	Perini Corp.	1,052,100

			1,150,792

		Entertainment: 0.8%
113,900		Cinemark Holdings, Inc.	846,277
7,600	@,L	Rick’s Cabaret International, Inc.	30,324
268,812	@,L	Shuffle Master, Inc.	1,333,308
5,600	@	Steinway Musical Instruments	98,056

			2,307,965

		Environmental Control: 1.2%
107,750	@	Waste Connections, Inc.	3,401,668

			3,401,668

See Accompanying Notes to Financial Statements

143

PORTFOLIO OF INVESTMENTS
ING JPMorgan Small Cap Core Equity Portfolio
as of December 31, 2008 (continued)

Shares			Value

		Food: 2.9%
185,100		B&G Foods, Inc.	$999,540
5,900	L	Cal-Maine Foods, Inc.	169,330
31,500	@,L	Chiquita Brands International, Inc.	465,570
69,000	@,@@,	Fresh Del Monte Produce, Inc.	1,546,980
	S
38,500	S	Nash Finch Co.	1,728,265
12,500	@	TreeHouse Foods, Inc.	340,500
187,388	@	Winn-Dixie Stores, Inc.	3,016,947

			8,267,132

		Forest Products & Paper: 0.1%
18,600	@	Buckeye Technologies, Inc.	67,704
132,500	@	Xerium Technologies, Inc.	87,450

			155,154

		Gas: 2.2%
72,800		Atmos Energy Corp.	1,725,360
26,200		Laclede Group, Inc.	1,227,208
23,750		New Jersey Resources Corp.	934,563
44,900		Northwest Natural Gas Co.	1,985,927
11,600		WGL Holdings, Inc.	379,204

			6,252,262

		Hand/Machine Tools: 0.5%
37,300		Regal-Beloit Corp.	1,417,027

			1,417,027

		Healthcare — Products: 4.7%
35,800	@,L	Conmed Corp.	857,052
23,500	@,L	Electro-Optical Sciences, Inc.	78,725
800	@	Haemonetics Corp.	45,200
36,300	@	Hanger Orthopedic Group, Inc.	526,713
55,600	@,L	Idexx Laboratories, Inc.	2,006,048
1,100	@	Integra LifeSciences Holdings Corp.	39,127
53,000		Invacare Corp.	822,560
96,000	@	Natus Medical, Inc.	1,243,200
5,300	@	Palomar Medical Technologies, Inc.	61,109
261,000	@,L	PSS World Medical, Inc.	4,912,011
39,800	@	Quidel Corp.	520,186
44,600		Steris Corp.	1,065,494
32,500	@,L	Thoratec Corp.	1,055,925

			13,233,350

		Healthcare — Services: 1.6%
43,200	@	Alliance Imaging, Inc.	344,304
12,800	@,L	Amedisys, Inc.	529,152
26,300	@	AMERIGROUP Corp.	776,376
28,700	@	Centene Corp.	565,677
52,100	@,S	Gentiva Health Services, Inc.	1,524,446
13,000	@	Psychiatric Solutions, Inc.	362,050
17,100	@	Res-Care, Inc.	256,842
7,700	@	US Physical Therapy, Inc.	102,641

			4,461,488

		Holding Companies — Diversified: 0.0%
5,200		Compass Diversified Trust	58,500

			58,500

		Home Builders: 0.0%
37,900	@,L	Champion Enterprises, Inc.	21,224

			21,224

		Home Furnishings: 0.1%
14,100		Hooker Furniture Corp.	108,006
30,600	L	Tempur-Pedic International, Inc.	216,954

			324,960

		Household Products/Wares: 1.9%
174		CSS Industries, Inc.	3,087
13,300		Ennis, Inc.	161,063
54,800	@	Helen of Troy Ltd.	951,328
135,081	@	Jarden Corp.	1,553,432
56,600		Scotts Miracle-Gro Co.	1,682,152
42,800		Tupperware Corp.	971,560

			5,322,622

		Insurance: 6.0%
24,675		American Physicians Capital, Inc.	1,186,868
13,400	@	Amerisafe, Inc.	275,102
9,291	@,@@	Argo Group International Holdings Ltd.	315,151
41,900	@@	Aspen Insurance Holdings Ltd.	1,016,075
17,400	@@	Assured Guaranty Ltd.	198,360
13,900		Delphi Financial Group	256,316
185,000	@	eHealth, Inc.	2,456,800
6,300	@	First Mercury Financial Corp.	89,838
41,000		Flagstone Reinsurance Holdings Ltd.	400,570
5,200	@	Hallmark Financial Services, Inc.	45,604
40,300		Meadowbrook Insurance Group, Inc.	259,532
500	@	Navigators Group, Inc.	27,455
35,100	@@	Platinum Underwriters Holdings Ltd.	1,266,408
70,300	@	PMA Capital Corp.	497,724
26,900	L	PMI Group, Inc.	52,455
105,700	@	ProAssurance Corp.	5,578,846
15,500		RLI Corp.	947,980
23,800		Safety Insurance Group, Inc.	905,828
13,600	@	SeaBright Insurance Holdings, Inc.	159,664
23,200		Selective Insurance Group	531,976
18,700		Zenith National Insurance Corp.	590,359

			17,058,911

		Internet: 2.8%
10,900	@	Art Technology Group, Inc.	21,037
14,700	@,@@	AsiaInfo Holdings, Inc.	174,048
17,800	@	Avocent Corp.	318,798
11,400	@	Blue Coat Systems, Inc.	95,760
35,833	@	Cybersource Corp.	429,638
351,911	@	Dice Holdings, Inc.	1,435,797
4,200	@	Digital River, Inc.	104,160
114,100	@	Earthlink, Inc.	771,316
22,000	@	eResearch Technology, Inc.	145,860
20,400	@	Interwoven, Inc.	257,040
21,000	@	j2 Global Communications, Inc.	420,840
207,345	@	Liquidity Services, Inc.	1,727,184
900	L	Nutri/System, Inc.	13,131
17,700	@	Perficient, Inc.	84,606
19,500	@	TeleCommunication Systems, Inc.	167,505
3,500	@	thinkorswim Group, Inc.	19,670
201,648	@,L	Travelzoo, Inc.	1,121,163
83,453		United Online, Inc.	506,560
25,800	@	Valueclick, Inc.	176,472

			7,990,585

		Investment Companies: 0.0%
10,117		Kohlberg Capital Corp.	36,826
6,715		Patriot Capital Funding, Inc.	24,443

			61,269

See Accompanying Notes to Financial Statements

144

PORTFOLIO OF INVESTMENTS
ING JPMorgan Small Cap Core Equity Portfolio
as of December 31, 2008 (continued)

Shares			Value

		Iron/Steel: 0.1%
10,000		Olympic Steel, Inc.	$203,700
11,400	@,@@	Sutor Technology Group, Ltd.	26,334

			230,034

		Machinery — Construction & Mining: 0.1%
8,500	@	Astec Industries, Inc.	266,305

			266,305

		Machinery — Diversified: 1.4%
78,975	S	Applied Industrial Technologies, Inc.	1,494,207
6,200		Cascade Corp.	185,132
6,500	@	Chart Industries, Inc.	69,095
30,100	@	Columbus McKinnon Corp.	410,865
2,400	@	Intevac, Inc.	12,168
6,200	@,L	Middleby Corp.	169,074
44,200	S	Wabtec Corp.	1,756,950

			4,097,491

		Media: 0.0%
8,800		Belo Corp.	13,728
11,800	L	Lee Enterprises, Inc.	4,838
12,500	L	McClatchy Co.	10,000

			28,566

		Metal Fabricate/Hardware: 1.4%
27,200		CIRCOR International, Inc.	748,000
83,600		Commercial Metals Co.	992,332
32,600		Kaydon Corp.	1,119,810
52,291	@	RBC Bearings, Inc.	1,060,461

			3,920,603

		Mining: 1.0%
49,400		Compass Minerals International, Inc.	2,897,804

			2,897,804

		Miscellaneous Manufacturing: 2.5%
26,500		Acuity Brands, Inc.	925,115
9,400		AO Smith Corp.	277,488
62,200		Aptargroup, Inc.	2,191,928
24,700		Barnes Group, Inc.	358,150
48,700	@,L	Ceradyne, Inc.	989,097
50,900	@	EnPro Industries, Inc.	1,096,386
28,400		Koppers Holdings, Inc.	614,008
16,300		Movado Group, Inc.	153,057
41,500		Myers Industries, Inc.	332,000
167,800	L	Reddy Ice Holdings, Inc.	241,632

			7,178,861

		Office Furnishings: 0.3%
30,200		Herman Miller, Inc.	393,506
3,000	L	HNI, Corp.	47,520
50,900		Knoll, Inc.	459,118

			900,144

		Oil & Gas: 2.3%
2,300		APCO Argentina, Inc.	61,249
2,900	@	Clayton Williams Energy, Inc.	131,776
33,700	@	Concho Resources, Inc.	769,034
87,100	@	Endeavour International Corp.	43,550
7,600	@	Georesources, Inc.	66,044
132,100	@,@@,	Gran Tierra Energy, Inc.	369,880
	L
87,400	@	McMoRan Exploration Co.	856,520
48,700	@	Parker Drilling Co.	141,230
36,700		Penn Virginia Corp.	953,466
13,039	@@,L	Precision Drilling Trust	109,397
38,600	@	Southwestern Energy Co.	1,118,242
42,700		St. Mary Land & Exploration Co.	867,237
47,596	@,S	Stone Energy Corp.	524,508
12,000	@	Swift Energy Co.	201,720
7,900	@,L	Toreador Resources Corp.	43,371
47,800	@	Vaalco Energy, Inc.	355,632

			6,612,856

		Oil & Gas Services: 1.1%
33,200	@	Allis-Chalmers Energy, Inc.	182,600
9,300	@	Basic Energy Services, Inc.	121,272
73,200	@,L	Exterran Holdings, Inc.	1,559,160
33,100	@	FMC Technologies, Inc.	788,773
18,300	@	ION Geophysical Corp.	62,769
6,700		Lufkin Industries, Inc.	231,150
8,300	@	Matrix Service Co.	63,661
8,700	@	Newpark Resources	32,190
9,000	@	T-3 Energy Services, Inc.	84,960

			3,126,535

		Packaging & Containers: 2.9%
67,600	@	Crown Holdings, Inc.	1,297,920
48,900	S	Rock-Tenn Co.	1,671,402
107,800		Silgan Holdings, Inc.	5,153,918

			8,123,240

		Pharmaceuticals: 3.1%
23,600	@	Alkermes, Inc.	251,340
3,100	@	Auxilium Pharmaceuticals, Inc.	88,164
43,400	@,L	Bionovo, Inc.	8,680
19,900	@,@@,	Cardiome Pharma Corp.	90,545
	L
92,200	@	Catalyst Health Solutions, Inc.	2,245,070
15,100	@,@@,	China Sky One Medical, Inc.	241,449
	L
700	@	CPEX Pharmaceuticals, Inc.	6,825
28,400	@	Cypress Bioscience, Inc.	194,256
23,700	@	Durect Corp.	80,343
29,800	@	Medarex, Inc.	166,284
21,800	@,L	Medivation, Inc.	317,626
8,200	@	Onyx Pharmaceuticals, Inc.	280,112
10,000	@	Par Pharmaceutical Cos., Inc.	134,100
127,360	@	PharMerica Corp.	1,995,731
12,500	@,L	Progenics Pharmaceuticals, Inc.	128,875
26,600	@,L	Rigel Pharmaceuticals, Inc.	212,800
4,100	@,L	Salix Pharmaceuticals Ltd.	36,203
19,502	@	Sucampo Pharmaceuticals, Inc.	112,137
39,400	@,L	Theravance, Inc.	488,166
12,700	@,L	ULURU, Inc.	3,556
13,100	@,L	Valeant Pharmaceuticals International	299,990
64,400	@	Viropharma, Inc.	838,488
17,300	@,L	Xenoport, Inc.	433,884

			8,654,624

		Real Estate: 0.6%
9,100	@	Forestar Real Estate Group, Inc.	86,632
245,900	@	HFF, Inc.	602,455
35,000		Jones Lang LaSalle, Inc.	969,500

			1,658,587

		Retail: 4.6%
20,150	@	Aeropostale, Inc.	324,415
81,200	L	Barnes & Noble, Inc.	1,218,000
45,450		Brown Shoe Co., Inc.	384,962
17,850		Buckle, Inc.	389,487
12,500		Casey’s General Stores, Inc.	284,625
62,600	S	Cash America International, Inc.	1,712,110

See Accompanying Notes to Financial Statements

145

PORTFOLIO OF INVESTMENTS
ING JPMorgan Small Cap Core Equity Portfolio
as of December 31, 2008 (continued)

Shares			Value

		Retail (continued)
21,000	@	CEC Entertainment, Inc.	$509,250
10,400	@	Childrens Place Retail Stores, Inc.	225,472
34,700	@	Collective Brands, Inc.	406,684
7,900		Cracker Barrel Old Country Store	162,661
113,800	@	Denny’s Corp.	226,462
22,200	@	Einstein Noah Restaurant Group, Inc.	127,650
24,700	@	Ezcorp, Inc.	375,687
41,200		Finish Line	230,720
9,200	@	First Cash Financial Services, Inc.	175,352
31,900	@,S	Gymboree Corp.	832,271
37,900	@	Jack in the Box, Inc.	837,211
26,800	@,L	JoS. A Bank Clothiers, Inc.	700,820
144,200	@	Papa John’s International, Inc.	2,657,606
26,500	@	Sally Beauty Holdings, Inc.	150,785
330,000	@	Wet Seal, Inc.	980,100

			12,912,330

		Savings & Loans: 0.8%
95,337		First Niagara Financial Group, Inc.	1,541,599
8,500	@,L	Guaranty Financial Group, Inc.	22,185
8,500		OceanFirst Financial Corp.	141,100
19,121		United Community Financial Corp.	17,209
11,100		WSFS Financial Corp.	532,689

			2,254,782

		Semiconductors: 2.1%
2,500	@	Actel Corp.	29,300
184,900	@	Amkor Technology, Inc.	403,082
28,800	@	Anadigics, Inc.	42,624
10,400	@	Applied Micro Circuits Corp.	40,872
8,300	@	Asyst Technologies, Inc.	2,075
9,000	@	Brooks Automation, Inc.	52,290
72,000	@	Cirrus Logic, Inc.	192,960
20,425	@	Diodes, Inc.	123,776
14,300	@	DSP Group, Inc.	114,686
45,600	@,L	Emcore Corp.	59,280
70,900	@	Emulex Corp.	494,882
10,230	@	Entegris, Inc.	22,404
6,400		IXYS Corp.	52,864
41,900	@	Kulicke & Soffa Industries, Inc.	71,230
12,000	@	Lattice Semiconductor Corp.	18,120
5,600	@	Macrovision Solutions Corp.	70,840
6,051	@	Mattson Technology, Inc.	8,532
31,600		Micrel, Inc.	230,996
11,100	@	Microsemi Corp.	140,304
30,200	@	MIPS Technologies, Inc.	33,522
11,800	@	MKS Instruments, Inc.	174,522
119,600	@	PMC — Sierra, Inc.	581,256
17,100	@	Semtech Corp.	192,717
1,700	@,L	Sigma Designs, Inc.	16,150
33,500	@	Silicon Image, Inc.	140,700
166,900	@	Skyworks Solutions, Inc.	924,626
41,400	@	Standard Microsystems Corp.	676,476
2,000	@	Supertex, Inc.	48,020
34,700	@	Techwell, Inc.	225,550
2,500	@	Tessera Technologies, Inc.	29,700
108,000	@	Triquint Semiconductor, Inc.	371,520
63,500	@	Zoran Corp.	433,705

			6,019,581

		Software: 6.0%
2,573	@	Actuate Corp.	7,616
35,900		Acxiom Corp.	291,149
8,500	@	Ariba, Inc.	61,285
285,075	@	Aspen Technology, Inc.	2,115,257
68,200	@	Blackboard, Inc.	1,788,886
14,000	@	CSG Systems International	244,580
62,800	@	Deltek, Inc.	291,392
3,300	@	Digi International, Inc.	26,763
12,600	@	Epicor Software Corp.	60,480
15,100		infoGROUP, Inc.	71,574
25,900	@	Informatica Corp.	355,607
77,000	@	JDA Software Group, Inc.	1,011,010
15,400	@	Mantech International Corp.	834,526
10,600	@,L	MedAssets, Inc.	154,760
96,095	@	Monotype Imaging Holdings, Inc.	557,351
45,900	@	MSCI, Inc. — Class A	815,184
73,000	@,L	NetSuite, Inc.	616,120
128,200	@	Nuance Communications, Inc.	1,328,152
101,400	@	Omnicell, Inc.	1,238,094
65,100	@	Opentv Corp. — Class A	80,073
42,860	@	Parametric Technology Corp.	542,179
3,200		Pegasystems, Inc.	39,552
15,800	@	Progress Software Corp.	304,308
22,200	@	Quest Software, Inc.	279,498
18,000	@	Smith Micro Software, Inc.	100,080
106,800	@	Solera Holdings, Inc.	2,573,880
4,100	@	SPSS, Inc.	110,536
39,500	@	Sybase, Inc.	978,415

			16,878,307

		Telecommunications: 5.9%
122,400	@	3Com Corp.	279,072
12,900	@	Adaptec, Inc.	42,570
67,700	@,L	Anixter International, Inc.	2,039,124
90,220	@	Arris Group, Inc.	717,249
12,000		Black Box Corp.	313,440
120,370	@,L	Cbeyond, Inc.	1,923,513
184,530	@	Centennial Communications Corp.	1,487,312
255,700	@	Cincinnati Bell, Inc.	493,501
14,900	@	Comtech Telecommunications	682,718
883	@	Extreme Networks	2,066
54,000	@	Finisar Corp.	20,520
30,300	@	Harmonic, Inc.	169,983
8,200	@	Hypercom Corp.	8,856
32,600	@	Mastec, Inc.	377,508
30,600	@	MRV Communications, Inc.	23,562
13,200	@	Netgear, Inc.	150,612
138,267	@	Neutral Tandem, Inc.	2,242,691
45,500	@	Novatel Wireless, Inc.	211,120
109,000		NTELOS Holdings Corp.	2,687,940
30,500		Plantronics, Inc.	402,600
17,300	@	Polycom, Inc.	233,723
103,100	@,S	Premier Global Services, Inc.	887,691
27,400	@	RF Micro Devices, Inc.	21,372
12,000	@	Sonus Networks, Inc.	18,960
35,900	@	Symmetricom, Inc.	141,805
81,100	@	Syniverse Holdings, Inc.	968,334
19,400	@	Tekelec	258,796
6,300	@,L	Utstarcom, Inc.	11,655

			16,818,293

		Textiles: 0.1%
13,900		Unifirst Corp.	412,691

			412,691

		Toys/Games/Hobbies: 0.8%
78,100	@,S	Jakks Pacific, Inc.	1,611,203
14,000	@	Marvel Entertainment, Inc.	430,500
21,100	@	RC2 Corp.	225,137

			2,266,840

		Transportation: 2.4%
28,300	L	Arkansas Best Corp.	852,113
10,300	@,L	Atlas Air Worldwide Holdings, Inc.	194,670

See Accompanying Notes to Financial Statements

146

PORTFOLIO OF INVESTMENTS
ING JPMorgan Small Cap Core Equity Portfolio
as of December 31, 2008 (continued)

Shares			Value

		Transportation (continued)
28,100		Forward Air Corp.	$681,987
41,600	@	Gulfmark Offshore, Inc.	989,664
66,000	L	Horizon Lines, Inc.	230,340
23,100	@	HUB Group, Inc.	612,843
39,000		Knight Transportation, Inc.	628,680
20,300		Knightsbridge Tankers Ltd.	297,395
48,800		Landstar System, Inc.	1,875,384
3,800	@	Marten Transport Ltd.	72,048
16,700		Pacer International, Inc.	174,181
24,300	@,L	YRC Worldwide, Inc.	69,741

			6,679,046

		Total Common Stock (Cost $367,884,736)	264,102,743

REAL ESTATE INVESTMENT TRUSTS: 4.2%

		Apartments: 0.9%
7,077		American Campus Communities, Inc.	144,937
37,300		Associated Estates Realty Corp.	340,549
6,500		Home Properties, Inc.	263,900
47,100		Mid-America Apartment Communities, Inc.	1,750,236

			2,499,622

		Diversified: 0.5%
180,200	S	Lexington Realty Trust	901,000
6,700		Mission West Properties	51,255
10,300		PS Business Parks, Inc.	459,998

			1,412,253

		Health Care: 0.6%
34,500		Omega Healthcare Investors, Inc.	550,965
59,500		Senior Housing Properties Trust	1,066,240

			1,617,205

		Hotels: 0.1%
15,500		Ashford Hospitality Trust, Inc.	17,825
25,800		Hersha Hospitality Trust	77,400
5,600		LaSalle Hotel Properties	61,880
37,700		Strategic Hotel Capital, Inc.	63,336

			220,441

		Mortgage: 0.5%
61,100	L	Anthracite Capital, Inc.	136,253
19,600		Capstead Mortgage Corp.	211,092
160,500		MFA Mortgage Investments, Inc.	945,345
60,600	L	Northstar Realty Finance Corp.	236,946
12,100	L	RAIT Investment Trust	31,460

			1,561,096

		Office Property: 0.7%
6,400		BioMed Realty Trust, Inc.	75,008
111,097		Franklin Street Properties Corp.	1,638,681
48,500	L	Maguire Properties, Inc.	70,810
13,200		Parkway Properties, Inc.	237,600

			2,022,099

		Regional Malls: 0.1%
26,000		Glimcher Realty Trust	73,060
29,700		Pennsylvania Real Estate Investment Trust	221,265

			294,325

		Shopping Centers: 0.1%
6,100		Saul Centers, Inc.	240,950

			240,950

		Single Tenant: 0.3%
48,100		National Retail Properties, Inc.	826,839

			826,839

		Warehouse/Industrial: 0.4%
124,100		DCT Industrial Trust, Inc.	627,946
17,200		EastGroup Properties, Inc.	611,976

			1,239,922

		Total Real Estate Investment Trusts (Cost $20,036,453)	11,934,752

Principal
Amount			Value

U.S. TREASURY OBLIGATIONS: 0.3%

		U.S. Treasury Notes: 0.3%
$675,000		3.125%, due 11/30/09	$691,955

		Total U.S. Treasury Obligations (Cost $689,101)	691,955

		Total Long-Term Investments (Cost $388,610,290)	276,729,450

Shares			Value

SHORT-TERM INVESTMENTS: 11.6%

		Affiliated Mutual Fund: 2.9%
8,209,275		ING Institutional Prime Money Market Fund — Class I	$8,209,275

		Total Mutual Fund (Cost $8,209,275)	8,209,275

Principal
Amount			Value

		Securities Lending CollateralCC: 8.7%
$24,909,002		Bank of New York Mellon Corp. Institutional Cash Reserves	$24,586,848

		Total Securities Lending Collateral (Cost $24,909,002)	24,586,848

		Total Short-Term Investments (Cost $33,118,277)	32,796,123

	Total Investments in Securities
	(Cost $421,728,567)*	109.2%	$309,525,573
	Other Assets and Liabilities - Net	(9.2)	(26,061,918)

	Net Assets	100.0%	$283,463,655

See Accompanying Notes to Financial Statements

147

PORTFOLIO OF INVESTMENTS
ING JPMorgan Small Cap Core Equity Portfolio
as of December 31, 2008 (continued)

@	Non-income producing security
@@	Foreign Issuer
cc	Securities purchased with cash collateral for securities loaned.
S	All or a portion of this security is segregated to cover collateral requirements for applicable futures, options, swaps, foreign forward currency contracts and/or when-issued or delayed-delivery securities.
L	Loaned security, a portion or all of the security is on loan at December 31, 2008.

*	Cost for federal income tax purposes is $424,789,960.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$13,270,974
Gross Unrealized Depreciation	(128,535,361)

Net Unrealized Depreciation	$(115,264,387)

The following table summarizes the inputs used as of December 31, 2008 in determining the Portfolio’s investments at fair value for purposes of SFAS 157:

	Investments in	Other Financial
	Securities	Instruments*
Level 1 — Quoted Prices	$284,246,770	$181,878
Level 2 — Other Significant Observable Inputs	25,278,803	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$309,525,573	$181,878

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

ING JPMorgan Small Cap Core Equity Portfolio Open Futures Contracts on December 31, 2008:

	Number		Unrealized
Contract Description	of Contracts	Expiration Date	Appreciation

Long Contracts

Russell 2000 Mini	58	03/20/09	$181,878

			$181,878

See Accompanying Notes to Financial Statements

148

PORTFOLIO OF INVESTMENTS
ING JPMorgan Value Opportunities Portfolio
as of December 31, 2008

Shares			Value

COMMON STOCK: 96.9%

		Aerospace/Defense: 1.2%
14,800		Boeing Co.	$631,516
109,910	@	Spirit Aerosystems Holdings, Inc.	1,117,785
21,440		United Technologies Corp.	1,149,184

			2,898,485

		Agriculture: 0.4%
62,800		Altria Group, Inc.	945,768

			945,768

		Auto Parts & Equipment: 0.7%
90,860		Johnson Controls, Inc.	1,650,018

			1,650,018

		Banks: 12.8%
351,952		Bank of America Corp.	4,955,484
65,650		Capital One Financial Corp.	2,093,579
276,560		Citigroup, Inc.	1,855,718
72,220		Goldman Sachs Group, Inc.	6,094,646
221,420		Keycorp	1,886,498
406,300		Morgan Stanley	6,517,052
46,910		State Street Corp.	1,844,970
150,360		Wachovia Corp.	832,994
168,200		Wells Fargo & Co.	4,958,536

			31,039,477

		Beverages: 0.7%
35,410		Coca-Cola Co.	1,603,011

			1,603,011

		Biotechnology: 1.3%
22,870	@	Celgene Corp.	1,264,254
38,550	@	Gilead Sciences, Inc.	1,971,447

			3,235,701

		Chemicals: 1.8%
29,480		Air Products & Chemicals, Inc.	1,481,960
93,430		Dow Chemical Co.	1,409,859
23,620		Rohm & Haas Co.	1,459,480

			4,351,299

		Coal: 0.5%
23,200		Consol Energy, Inc.	663,056
23,230		Peabody Energy Corp.	528,483

			1,191,539

		Commercial Services: 1.3%
157,980	@	Hertz Global Holdings, Inc.	800,959
16,580	@	ITT Educational Services, Inc.	1,574,768
19,490		McKesson Corp.	754,848

			3,130,575

		Computers: 0.4%
66,720	@	NetApp, Inc.	932,078

			932,078

		Cosmetics/Personal Care: 3.1%
16,810		Estee Lauder Cos., Inc.	520,438
113,840		Procter & Gamble Co.	7,037,589

			7,558,027

		Diversified Financial Services: 3.8%
147,180		CIT Group, Inc.	668,197
71,980		Merrill Lynch & Co., Inc.	837,847
536,510	@	SLM Corp.	4,774,939
200,180	@	TD Ameritrade Holding Corp.	2,852,565

			9,133,548

		Electric: 5.3%
92,880		American Electric Power Co., Inc.	3,091,046
184,180		CMS Energy Corp.	1,862,060
72,660		Edison International	2,333,839
39,420		Exelon Corp.	2,192,146
28,620		FirstEnergy Corp.	1,390,360
188,370		NV Energy, Inc.	1,862,979

			12,732,430

		Electronics: 0.6%
36,510	@	Avnet, Inc.	664,847
42,780	@@	Tyco Electronics Ltd.	693,464

			1,358,311

		Entertainment: 0.2%
43,370		International Game Technology	515,669

			515,669

		Environmental Control: 0.4%
36,400		Republic Services, Inc.	902,356

			902,356

		Food: 3.7%
27,530		General Mills, Inc.	1,672,448
277,100		Safeway, Inc.	6,586,667
36,120		Sysco Corp.	828,593

			9,087,708

		Forest Products & Paper: 0.2%
361,137	@,@@	Domtar Corp.	603,099

			603,099

		Hand/Machine Tools: 0.5%
59,080		Kennametal, Inc.	1,310,985

			1,310,985

		Healthcare — Services: 2.5%
68,160		Aetna, Inc.	1,942,560
98,370	@	WellPoint, Inc.	4,144,328

			6,086,888

		Insurance: 6.2%
65,490	@@	ACE Ltd.	3,465,731
102,350		Assurant, Inc.	3,070,500
333,800		Genworth Financial, Inc.	944,654
21,900		Metlife, Inc.	763,434
624,700		MGIC Investment Corp.	2,173,956
27,660	@@	RenaissanceRe Holdings Ltd.	1,426,150
69,060		Travelers Cos., Inc.	3,121,512

			14,965,937

		Internet: 1.0%
2,200	@	Google, Inc. — Class A	676,830
128,770	@	Symantec Corp.	1,740,970

			2,417,800

		Leisure Time: 0.5%
95,840		Royal Caribbean Cruises Ltd.	1,317,800

			1,317,800

		Machinery — Construction & Mining: 0.8%
87,338		Joy Global, Inc.	1,999,167

			1,999,167

		Media: 4.9%
265,800		News Corp. — Class A	2,416,122
141,180	@	Time Warner Cable, Inc.	3,028,311
289,200		Time Warner, Inc.	2,909,352
154,560		Walt Disney Co.	3,506,966

			11,860,751

See Accompanying Notes to Financial Statements

149

PORTFOLIO OF INVESTMENTS
ING JPMorgan Value Opportunities Portfolio
as of December 31, 2008 (continued)

Shares			Value

	Metal Fabricate/Hardware: 0.3%
10,600	Precision Castparts Corp.		$630,488

			630,488

	Miscellaneous Manufacturing: 3.0%
277,660	General Electric Co.		4,498,092
84,600	Honeywell International, Inc.		2,777,418

			7,275,510

	Oil & Gas: 14.2%
14,970	Anadarko Petroleum Corp.		577,094
24,120	Apache Corp.		1,797,664
69,100	Chevron Corp.		5,111,327
10,780	ConocoPhillips		558,404
250,500	ExxonMobil Corp.		19,997,415
21,150	Hess Corp.		1,134,486
102,830	Marathon Oil Corp.		2,813,429
40,100	Occidental Petroleum Corp.		2,405,599

			34,395,418

	Oil & Gas Services: 0.5%
13,900	Baker Hughes, Inc.		445,773
36,200	Halliburton Co.		658,116

			1,103,889

	Packaging & Containers: 0.7%
41,960	Ball Corp.		1,745,116

			1,745,116

	Pharmaceuticals: 9.9%
70,580	Abbott Laboratories		3,766,855
70,840	Bristol-Myers Squibb Co.		1,647,030
34,130	Cardinal Health, Inc.		1,176,461
222,560	Merck & Co., Inc.		6,765,824
218,050	Pfizer, Inc.		3,861,666
233,680	Schering-Plough Corp.		3,979,570
75,920	Wyeth		2,847,759

			24,045,165

	Pipelines: 0.5%
82,700	Williams Cos., Inc.		1,197,496

			1,197,496

	Retail: 1.8%
18,420	Advance Auto Parts, Inc.		619,833
129,330	CVS Caremark Corp.		3,716,944

			4,336,777

	Semiconductors: 0.4%
20,130	@ Lam Research Corp.		428,366
26,500	Xilinx, Inc.		472,230

			900,596

	Software: 0.9%
68,370	CA, Inc.		1,266,896
47,610	Microsoft Corp.		925,538

			2,192,434

	Telecommunications: 8.7%
259,180	@ Cisco Systems, Inc.		4,224,634
247,090	Corning, Inc.		2,354,768
417,420	Verizon Communications, Inc.		14,150,536
82,160	Virgin Media, Inc.		409,978

			21,139,916

	Transportation: 1.2%
60,560	Norfolk Southern Corp.		2,849,348

			2,849,348

	Total Common Stock (Cost $320,171,165)		234,640,580

REAL ESTATE INVESTMENT TRUSTS: 1.8%

	Diversified: 0.2%
7,900	Vornado Realty Trust		476,765

			476,765

	Mortgage: 0.5%
79,020	Annaly Capital Management, Inc.		1,254,047

			1,254,047

	Office Property: 0.4%
16,800	Alexandria Real Estate Equities, Inc.		1,013,712

			1,013,712

	Shopping Centers: 0.7%
92,440	Kimco Realty Corp.		1,689,803

			1,689,803

	Total Real Estate Investment Trusts (Cost $4,549,572)		4,434,327

	Total Long-Term Investments (Cost $324,720,737)		239,074,907

SHORT-TERM INVESTMENTS: 1.1%

	Affiliated Mutual Fund: 1.1%
2,546,047	ING Institutional Prime Money Market Fund — Class I		2,546,047

	Total Short-Term Investments (Cost $2,546,047)		2,546,047

	Total Investments in Securities
	(Cost $327,266,784)*	99.8%	$241,620,954
	Other Assets and Liabilities - Net	0.2	526,767

	Net Assets	100.0%	$242,147,721

@	Non-income producing security
@@	Foreign Issuer

*	Cost for federal income tax purposes is $340,840,137.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$5,225,919
Gross Unrealized Depreciation	(104,445,102)

Net Unrealized Depreciation	$(99,219,183)

See Accompanying Notes to Financial Statements

150

PORTFOLIO OF INVESTMENTS
ING JPMorgan Value Opportunities Portfolio
as of December 31, 2008 (continued)

The following table summarizes the inputs used as of December 31, 2008 in determining the Portfolio’s investments at fair value for purposes of SFAS 157:

	Investments in	Other Financial
	Securities	Instruments*
Level 1 — Quoted Prices	$241,620,954	$—
Level 2 — Other Significant Observable Inputs	—	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$241,620,954	$—

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

See Accompanying Notes to Financial Statements

151

PORTFOLIO OF INVESTMENTS
ING Legg Mason Value Portfolio
as of December 31, 2008

Shares			Value

COMMON STOCK: 91.1%

		Aerospace/Defense: 0.5%
19,400		Boeing Co.	$827,798

			827,798

		Banks: 8.7%
73,040		Bank of America Corp.	1,028,403
38,600		Capital One Financial Corp.	1,230,954
559,500		Citigroup, Inc.	3,754,245
12,300		Goldman Sachs Group, Inc.	1,037,997
91,300		JPMorgan Chase & Co.	2,878,689
105,500		State Street Corp.	4,149,315

			14,079,603

		Beverages: 0.1%
3,600		PepsiCo, Inc.	197,172

			197,172

		Biotechnology: 3.6%
99,011	@	Amgen, Inc.	5,717,885

			5,717,885

		Computers: 7.0%
98,600	@	EMC Corp.	1,032,342
136,500		Hewlett-Packard Co.	4,953,585
63,300		International Business Machines Corp.	5,327,328

			11,313,255

		Cosmetics/Personal Care: 1.0%
68,300		Avon Products, Inc.	1,641,249

			1,641,249

		Diversified Financial Services: 5.3%
48,400		American Express Co.	897,820
1,800		CME Group, Inc.	374,598
322,000		Merrill Lynch & Co., Inc.	3,748,080
129,900		NYSE Euronext	3,556,662

			8,577,160

		Electric: 7.0%
1,337,700	@	AES Corp.	11,022,649
3,600		Exelon Corp.	200,196

			11,222,845

		Electronics: 0.1%
3,600	@	Agilent Technologies, Inc.	56,268

			56,268

		Healthcare — Services: 13.4%
365,524		Aetna, Inc.	10,417,434
418,665		UnitedHealth Group, Inc.	11,136,489

			21,553,923

		Insurance: 1.1%
48,300		Allstate Corp.	1,582,308
3,600		Prudential Financial, Inc.	108,936

			1,691,244

		Internet: 13.5%
116,194	@	Amazon.com, Inc.	5,958,428
440,600	@	eBay, Inc.	6,150,776
14,602	@	Google, Inc. — Class A	4,492,305
422,450	@	Yahoo!, Inc.	5,153,890

			21,755,399

		Iron/Steel: 1.1%
39,200		Nucor Corp.	1,811,040

			1,811,040

		Machinery — Diversified: 0.5%
21,200		Deere & Co.	812,384

			812,384

		Media: 3.6%
573,450		Time Warner, Inc.	5,768,907

			5,768,907

		Miscellaneous Manufacturing: 6.4%
13,500		3M Co.	776,790
652,700		Eastman Kodak Co.	4,294,766
327,400		General Electric Co.	5,303,880

			10,375,436

		Oil & Gas: 1.2%
21,200		Chesapeake Energy Corp.	342,804
30,200		ConocoPhillips	1,564,360

			1,907,164

		Pharmaceuticals: 0.7%
38,800		Merck & Co., Inc.	1,179,520

			1,179,520

		Retail: 4.4%
124,100		JC Penney Co., Inc.	2,444,770
119,400	@	Sears Holding Corp.	4,641,078

			7,085,848

		Semiconductors: 2.4%
252,300		Texas Instruments, Inc.	3,915,696

			3,915,696

		Software: 5.6%
303,550		CA, Inc.	5,624,782
158,050	@	Electronic Arts, Inc.	2,535,122
45,800		Microsoft Corp.	890,352

			9,050,256

		Telecommunications: 3.9%
54,300		AT&T, Inc.	1,547,550
294,300	@	Cisco Systems, Inc.	4,797,090

			6,344,640

	Total Investments in Securities
	(Cost $269,119,833)*	91.1%	$146,884,692
	Other Assets and Liabilities - Net	8.9	14,393,828

	Net Assets	100.0%	$161,278,520

@	Non-income producing security

*	Cost for federal income tax purposes is $285,071,148.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$1,329,974
Gross Unrealized Depreciation	(139,516,430)

Net Unrealized Depreciation	$(138,186,456)

See Accompanying Notes to Financial Statements

152

PORTFOLIO OF INVESTMENTS
ING Legg Mason Value Portfolio
as of December 31, 2008 (continued)

The following table summarizes the inputs used as of December 31, 2008 in determining the Portfolio’s investments at fair value for purposes of SFAS 157:

	Investments in	Other Financial
	Securities	Instruments*
Level 1 — Quoted Prices	$146,884,692	$—
Level 2 — Other Significant Observable Inputs	—	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$146,884,692	$—

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

See Accompanying Notes to Financial Statements

153

PORTFOLIO OF INVESTMENTS
ING Limited Maturity Bond Portfolio
as of December 31, 2008

Principal
Amount			Value

CORPORATE BONDS/NOTES: 54.7%

		Auto Manufacturers: 0.2%
$1,200,000		Daimler Finance NA, LLC, 5.750%, due 09/08/11	$1,014,042

			1,014,042

		Banks: 7.2%
4,056,000		American Express Centurion Bank, 5.200%, due 11/26/10	3,939,057
640,000	@@,C	Bank of Ireland, 1.750%, due 12/29/49	326,400
750,000	@@,C	Barclays Bank PLC, 3.250%, due 12/31/49	438,821
240,000	@@,C	Barclays O/S Inv, 2.875%, due 04/11/49	138,445
2,059,000		Citigroup, Inc., 5.125%, due 02/14/11	2,010,552
4,058,000		Citigroup, Inc., 7.250%, due 10/01/10	4,028,827
870,000	@@,C	Den Norske Bank ASA, 2.500%, due 11/29/49	417,948
1,203,000		Goldman Sachs Group, Inc., 6.875%, due 01/15/11	1,212,353
1,979,000		Greater Bay Bancorp., 5.125%, due 04/15/10	2,030,319
2,320,000	@@,C	Hongkong & Shanghai Banking Corp., Ltd., 3.813%, due 07/29/49	1,252,800
1,320,000	@@,C	HSBC Bank PLC, 1.913%, due 06/29/49	712,800
1,170,000	@@,C	Lloyds TSB Bank PLC, 2.141%, due 06/29/49	626,930
660,000	@@,C	Lloyds TSB Bank PLC, 2.375%, due 11/29/49	337,459
1,630,000	@@,C	Lloyds TSB Bank PLC, 3.218%, due 08/29/49	873,145
1,840,000	@@,C	Mizuho Financial Group Cayman Ltd., 8.375%, due 01/29/49	1,760,751
3,281,000		Morgan Stanley, 5.050%, due 01/21/11	3,152,877
373,000	C	Morgan Stanley, 6.750%, due 04/15/11	367,194
606,000		National City Bank, 6.200%, due 12/15/11	569,259
100,000	@@,C	National Westminster Bank PLC, 2.438%, due 11/29/49	51,500
804,000		PNC Funding Corp., 4.500%, due 03/10/10	797,970
1,600,000	@@,C	Royal Bank of Scotland Group PLC, 2.063%, due 12/29/49	1,015,603
440,000	@@,C	Societe Generale, 2.625%, due 11/29/49	266,964
942,000		Wells Fargo Bank NA, 6.450%, due 02/01/11	976,894
2,365,000		Wells Fargo Bank NA, 7.550%, due 06/21/10	2,461,724
400,000	@@,C	Westpac Banking Corp., 4.056%, due 09/30/49	209,549

			29,976,141

		Diversified Financial Services: 9.9%
2,031,000	@@,#, C	Aiful Corp., 4.450%, due 02/16/10	1,245,304
5,627,000		Bear Stearns Cos., Inc., 3.383%, due 02/01/12	4,985,398
962,000		Bear Stearns Cos., Inc., 3.650%, due 01/31/11	883,620
517,000		Caterpillar Financial Services Corp., 5.050%, due 12/01/10	507,688
1,757,000		Caterpillar Financial Services Corp., 5.125%, due 10/12/11	1,707,876
2,753,000		Countrywide Home Loans, Inc., 6.250%, due 04/15/09	2,753,763
440,000	@@,C	Financiere CSFB NV, 2.813%, due 03/29/49	288,200
1,314,000		General Electric Capital Corp., 4.125%, due 09/01/09	1,318,648
3,675,000		General Electric Capital Corp., 6.125%, due 02/22/11	3,805,507
2,587,000		Genworth Global Funding Trusts, 5.200%, due 10/08/10	2,043,676
2,817,000	C	Goldman Sachs Capital III, 2.973%, due 12/31/49	848,621
601,000		HSBC Finance Corp., 4.750%, due 04/15/10	595,904
2,804,000		International Lease Finance Corp., 2.373%, due 05/24/10	2,235,775
1,439,000		John Deere Capital Corp., 5.400%, due 10/17/11	1,440,196
1,704,000	@@,#	Mantis Reef Ltd., 4.799%, due 11/03/09	1,704,709
2,020,000		MBNA Corp., 5.000%, due 05/04/10	2,012,972
5,618,000		Merrill Lynch & Co., Inc., 2.290%, due 12/04/09	5,392,313
317,416	@@,#, C	Petroleum Export Ltd., 5.265%, due 06/15/11	294,800
209,283	#	Power Receivable Finance, LLC, 6.290%, due 01/01/12	205,148
1,744,000	#	Premium Asset Trust/XL Life, 1.661%, due 10/08/09	1,578,361
3,992,000		Textron Financial Corp., 5.125%, due 11/01/10	3,582,465
2,117,000	C	Unilever Capital Corp., 7.125%, due 11/01/10	2,264,968

			41,695,912

		Electric: 5.6%
2,000,000	C	American Electric Power Co., Inc., 5.375%, due 03/15/10	1,985,888
2,554,000	C	Commonwealth Edison Co., 6.150%, due 03/15/12	2,490,978
802,000	C	Consumers Energy Co., 4.000%, due 05/15/10	781,436
2,084,000	C	Dominion Resources, Inc., 5.125%, due 12/15/09	2,079,884
2,188,000	C	DTE Energy Co., 6.650%, due 04/15/09	2,177,926
588,000	C	DTE Energy Co., 7.050%, due 06/01/11	581,942
739,000	C	Duke Energy Carolinas, LLC, 7.375%, due 03/01/10	761,797
2,372,000	C	FirstEnergy Corp., 6.450%, due 11/15/11	2,243,573
2,838,000	C	Nisource Finance Corp., 7.875%, due 11/15/10	2,598,101
2,041,000	C	Pacific Gas & Electric Co., 3.600%, due 03/01/09	2,035,455
398,000	C	Pacific Gas & Electric Co., 4.200%, due 03/01/11	393,373
901,000	C	Public Service Co. of Colorado, 7.875%, due 10/01/12	948,312
1,153,000		Southern California Edison Co., 3.293%, due 02/02/09	1,151,585
3,358,000	C	Southern California Edison Co., 7.625%, due 01/15/10	3,436,876

			23,667,126

		Food: 2.8%
2,266,000		General Mills, Inc., 4.189%, due 01/22/10	2,177,044
3,974,000		Kraft Foods, Inc., 4.125%, due 11/12/09	3,980,899
2,988,000		Kraft Foods, Inc., 5.625%, due 08/11/10	3,002,474

See Accompanying Notes to Financial Statements

154

PORTFOLIO OF INVESTMENTS
ING Limited Maturity Bond Portfolio
as of December 31, 2008 (continued)

Principal
Amount			Value

		Food (continued)
$896,000	C	Kroger Co., 6.750%, due 04/15/12	$905,042
1,042,000	C	Kroger Co., 6.800%, due 04/01/11	1,076,430
601,000	C	Safeway, Inc., 6.500%, due 03/01/11	603,069

			11,744,958

		Gas: 0.2%
976,000		AGL Capital Corp., 7.125%, due 01/14/11	990,003

			990,003

		Healthcare — Products: 0.6%
2,485,000	@@	Covidien International Finance SA, 5.150%, due 10/15/10	2,479,014

			2,479,014

		Healthcare — Services: 2.6%
1,924,000	C	Aetna, Inc., 7.875%, due 03/01/11	1,913,937
3,931,000		UnitedHealth Group, Inc., 2.297%, due 03/02/09	3,893,361
1,489,000	C	UnitedHealth Group, Inc., 4.125%, due 08/15/09	1,466,052
3,543,000	C	WellPoint, Inc., 4.250%, due 12/15/09	3,407,948

			10,681,298

		Housewares: 0.4%
1,559,000	C	Newell Rubbermaid, Inc., 4.000%, due 05/01/10	1,490,326

			1,490,326

		Insurance: 0.9%
1,225,000	@@,C	Aegon NV, 4.567%, due 12/31/49	336,875
1,261,000	#	Metropolitan Life Global Funding I, 4.625%, due 08/19/10	1,212,098
1,166,000	@@,#	Nippon Life Insurance, 4.875%, due 08/09/10	1,142,187
1,195,000		Prudential Financial, Inc., 5.100%, due 12/14/11	1,069,832

			3,760,992

		Media: 4.5%
1,653,000	C	CBS Corp., 7.700%, due 07/30/10	1,616,360
750,000	C	Comcast Cable Communications Holdings, Inc., 6.750%, due 01/30/11	753,210
4,484,000	C	Comcast Cable Communications Holdings, Inc., 6.875%, due 06/15/09	4,505,496
802,000	C	Comcast Corp., 5.450%, due 11/15/10	793,056
3,412,000	C	COX Communications, Inc., 4.625%, due 01/15/10	3,302,311
2,253,000	@@,C	Thomson Corp., 4.750%, due 05/28/10	2,174,834
1,512,000	C	Time Warner Cable, Inc., 5.400%, due 07/02/12	1,412,920
400,000	C	Time Warner, Inc., 5.500%, due 11/15/11	376,088
3,927,000	C	Time Warner, Inc., 6.750%, due 04/15/11	3,836,200

			18,770,475

		Miscellaneous Manufacturing: 0.9%
3,747,000	@@,C	Tyco International Group SA, 6.375%, due 10/15/11	3,685,396

			3,685,396

		Office/Business Equipment: 0.3%
1,098,000	C	Xerox Corp., 7.125%, due 06/15/10	1,030,945

			1,030,945

		Pharmaceuticals: 1.0%
4,116,000	C	Wyeth, 6.950%, due 03/15/11	4,288,510

			4,288,510

		Pipelines: 0.3%
1,201,000	C	Transcontinental Gas Pipe Line Corp., 8.875%, due 07/15/12	1,172,913

			1,172,913

		Real Estate: 0.5%
1,775,000	C	Duke Realty LP, 5.625%, due 08/15/11	1,373,740
853,000	C	Simon Property Group LP, 7.000%, due 07/15/09	831,442

			2,205,182

		Retail: 3.5%
2,503,000	C	CVS Caremark Corp., 5.750%, due 08/15/11	2,513,157
5,000,000	C	Darden Restaurants, Inc., 5.625%, due 10/15/12	4,323,835
4,071,000	C	Home Depot, Inc., 4.625%, due 08/15/10	4,032,806
3,263,000	C	Target Corp., 6.350%, due 01/15/11	3,337,892
413,000	C	Target Corp., 7.500%, due 08/15/10	428,557

			14,636,247

		Software: 0.9%
3,509,000	C	Oracle Corp., 5.000%, due 01/15/11	3,605,392

			3,605,392

		Telecommunications: 10.5%
2,800,000	C	AT&T, Inc., 5.300%, due 11/15/10	2,847,387
5,987,000	@@,C	British Telecommunications PLC, 8.625%, due 12/15/10	6,161,545
1,490,000	C	Cisco Systems, Inc., 5.250%, due 02/22/11	1,547,594
4,841,000	@@	Deutsche Telekom International Finance BV, 8.500%, due 06/15/10	4,988,268
5,224,000	@@,C	France Telecom SA, 7.750%, due 03/01/11	5,499,958
3,408,000	C	New Cingular Wireless Services, Inc., 7.875%, due 03/01/11	3,529,843
1,241,000	@@,C	Royal KPN NV, 8.000%, due 10/01/10	1,252,921
3,268,000	C	Sprint Capital Corp., 6.375%, due 05/01/09	3,247,830
3,760,000	@@,C	Telecom Italia Capital SA, 4.000%, due 01/15/10	3,460,035
658,000	@@,C	Telecom Italia Capital SA, 4.875%, due 10/01/10	595,730
6,221,000	@@,C	Telefonica Europe BV, 7.750%, due 09/15/10	6,319,043
1,867,000	@@,C	TELUS Corp., 8.000%, due 06/01/11	1,857,893

See Accompanying Notes to Financial Statements

155

PORTFOLIO OF INVESTMENTS
ING Limited Maturity Bond Portfolio
as of December 31, 2008 (continued)

Principal
Amount			Value

		Telecommunications (continued)
$821,000	C	Verizon Communications, Inc., 5.350%, due 02/15/11	$826,278
2,023,000	@@,C	Vodafone Group PLC, 7.750%, due 02/15/10	2,068,083

			44,202,408

		Transportation: 1.9%
3,100,104		Burlington, 5.431%, due 03/26/10	3,106,615
1,439,000	C	CSX Corp., 6.750%, due 03/15/11	1,434,056
589,000	C	Norfolk Southern Corp., 6.750%, due 02/15/11	596,128
1,283,000	C	Union Pacific Corp., 6.650%, due 01/15/11	1,279,119
1,687,000	C	Union Pacific Corp., 7.375%, due 09/15/09	1,695,587

			8,111,505

		Total Corporate Bonds/Notes (Cost $242,952,775)	229,208,785

U.S. GOVERNMENT AGENCY OBLIGATIONS: 13.8%

		Federal Home Loan Bank: 3.7%
3,665,000		3.625%, due 07/01/11	3,875,114
11,460,000	S	4.500%, due 10/09/09	11,807,158

			15,682,272

		Federal Home Loan Mortgage Corporation##: 7.4%
4,699,599	C,S	3.750%, due 02/15/13	4,701,027
16,185,000		5.250%, due 05/21/09	16,483,662
9,648,818	C,S	5.500%, due 10/15/14-06/15/35	9,851,950
591	S	5.500%, due 01/01/17	604
46,010	S	6.000%, due 06/01/11-04/01/13	47,516

			31,084,759

		Federal National Mortgage Association##: 2.0%
10,160	S	4.805%, due 07/01/24	10,074
15,497	S	4.940%, due 12/01/17	15,426
5,864,000	L	6.000%, due 05/15/11	6,485,003
409,247	S	6.000%, due 02/01/13-09/01/17	426,290
1,221,041	S	6.500%, due 10/01/22-10/01/32	1,279,500
74,961	S	7.000%, due 10/01/32	79,347
57,909	S	7.500%, due 08/01/27	61,444

			8,357,084

		Government National Mortgage Association: 0.0%
47,585	S	6.000%, due 01/15/09-04/15/13	50,221
28,017	S	7.500%, due 01/15/24-07/15/27	29,704
9,653	S	9.000%, due 12/15/26	10,414
8,928	S	9.500%, due 03/15/20-07/15/21	9,723

			100,062

		Other U.S. Agency Obligations: 0.7%
2,642,000	S	Federal Farm Credit Bank, 4.750%, due 05/07/10	2,781,030

			2,781,030

		Total U.S. Government Agency Obligations (Cost $56,653,283)	58,005,207

U.S. TREASURY OBLIGATIONS: 9.9%

		U.S. Treasury Bonds: 1.2%
4,530,000	L	3.750%, due 11/15/18	5,129,514

			5,129,514

		U.S. Treasury Notes: 7.2%
20,701,000	L	1.250%, due 11/30/10	20,929,808
7,670,000	L	2.000%, due 11/30/13	7,871,345
1,232,000	L	4.500%, due 05/15/10	1,301,349

			30,102,502

		Treasury Inflation Indexed Protected Securitiesip: 1.5%
6,554,358		2.375%, due 04/15/11	6,403,306

			6,403,306

		Total U.S. Treasury Obligations (Cost $41,202,851)	41,635,322

ASSET-BACKED SECURITIES: 1.7%

		Automobile Asset-Backed Securities: 0.6%
2,573,000	C,S	Hyundai Auto Receivables Trust, 5.040%, due 01/17/12	2,530,504

			2,530,504

		Other Asset-Backed Securities: 1.1%
262,399	C,S	CNH Equipment Trust, 1.235%, due 06/15/12	255,351
1,493,842	#,C,S	Franklin CLO Ltd., 3.435%, due 05/09/12	1,448,025
3,500,000	@@,#, C,S	TCW Select Loan Fund Ltd., Inc., 5.150%, due 10/10/13	2,870,000

			4,573,376

		Total Asset-Backed Securities (Cost $7,744,338)	7,103,880

COLLATERALIZED MORTGAGE OBLIGATIONS: 8.1%
150,000	C,S	Banc of America Commercial Mortgage, Inc., 4.429%, due 11/10/39	138,802
1,013,297	C,S	Banc of America Commercial Mortgage, Inc., 4.772%, due 07/11/43	974,980
390,000	C,S	Banc of America Commercial Mortgage, Inc., 6.186%, due 06/11/35	374,094
3,160,804	C,S	Banc of America Funding Corp., 5.750%, due 03/25/37	2,249,665
202,266	C,S	Bear Stearns Commercial Mortgage Securities, 5.415%, due 04/12/38	195,120
8,703,148	C,S	Citicorp Mortgage Securities, Inc., 6.000%, due 05/25/37	6,711,613
4,282,939	C,S	Credit Suisse First Boston Mortgage Securities Corp., 3.727%, due 03/15/35	3,921,859
7,239	C,S	Credit Suisse First Boston Mortgage Securities Corp., 3.819%, due 05/15/36	6,688
968,366	C,S	GMAC Commercial Mortgage Securities, Inc., 4.576%, due 05/10/40	891,436
490,000	C,S	Greenwich Capital Commercial Funding Corp., 5.117%, due 04/10/37	445,497
775,150	C,S	JPMorgan Alternative Loan Trust, 5.505%, due 01/25/36	451,960
2,589,000	C,S	JPMorgan Chase Commercial Mortgage Securities Corp., 5.861%, due 04/15/45	2,219,920
70,000	C,S	LB-UBS Commercial Mortgage Trust, 4.510%, due 12/15/29	63,728
2,647,408	C,S	LB-UBS Commercial Mortgage Trust, 4.821%, due 04/15/30	2,516,325
352,000	C,S	LB-UBS Commercial Mortgage Trust, 4.836%, due 02/15/40	115,651
800,000	C,S	LB-UBS Commercial Mortgage Trust, 4.885%, due 09/15/30	740,853

See Accompanying Notes to Financial Statements

156

PORTFOLIO OF INVESTMENTS
ING Limited Maturity Bond Portfolio
as of December 31, 2008 (continued)

Principal
Amount			Value

$388,000	C,S	LB-UBS Commercial Mortgage Trust, 5.103%, due 11/15/30	$351,160
3,418,000	C,S	LB-UBS Commercial Mortgage Trust, 6.365%, due 12/15/28	3,330,389
30,806	C,S	Morgan Stanley Dean Witter Capital I, 4.180%, due 03/12/35	28,077
768,000	C,S	Washington Mutual Mortgage Pass-through Certificates, 3.792%, due 06/25/34	734,346
2,272,454	C,S	Washington Mutual Mortgage Pass-through Certificates, 5.658%, due 06/25/37	1,181,545
5,000,000	C,S	Washington Mutual Mortgage Pass-through Certificates, 5.812%, due 10/25/36	2,751,876
3,702,000	C,S	Wells Fargo Mortgage-Backed Securities Trust, 3.622%, due 06/25/35	3,606,623

		Total Collateralized Mortgage Obligations (Cost $42,056,705)	34,002,207

Shares			Value

COMMON STOCK: 0.0%

		Electric: 0.0%
140	@	Dynegy, Inc. — Class A	$280

		Total Common Stock (Cost $—)	280

		Total Long-Term Investments (Cost $390,609,952)	369,955,681

SHORT-TERM INVESTMENTS: 20.2%

		Affiliated Mutual Fund: 11.6%
48,656,000	S	ING Institutional Prime Money Market Fund — Class I	48,656,000

		Total Mutual Fund (Cost $48,656,000)	48,656,000

Principal
Amount			Value

		Repurchase Agreement: 0.6%
$2,582,000		Goldman Sachs Repurchase Agreement dated 12/31/08, 0.010%, due 01/02/09, $2,582,001 to be received upon repurchase (Collateralized by $1,655,900 U.S. Treasury, 8.875%, Market Value plus accrued interest $2,633,661, due 02/15/19)	$2,582,000

		Total Repurchase Agreement (Cost $2,582,000)	2,582,000

		Securities Lending CollateralCC: 8.0%
33,531,436		Bank of New York Mellon Corp. Institutional Cash Reserves	33,361,830

		Total Securities Lending Collateral (Cost $33,531,436)	33,361,830

		Total Short-Term Investments (Cost $84,769,436)	84,599,830

	Total Investments in Securities
	(Cost $475,379,388)*	108.4%	$454,555,511
	Other Assets and Liabilities - Net	(8.4)	(35,140,319)

	Net Assets	100.0%	$419,415,192

@	Non-income producing security
@@	Foreign Issuer
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
C	Bond may be called prior to maturity date.
cc	Securities purchased with cash collateral for securities loaned.
ip	Treasury inflation indexed protected security whose principal value is adjusted in accordance with changes to the Consumer Price Index.
##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage
Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.
S	All or a portion of this security is segregated to cover collateral requirements for applicable futures, options, swaps, foreign forward currency contracts and/or when-issued or delayed-delivery securities.
L	Loaned security, a portion or all of the security is on loan at December 31, 2008.

*	Cost for federal income tax purposes is $475,380,953.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$2,862,306
Gross Unrealized Depreciation	(23,687,748)

Net Unrealized Depreciation	$(20,825,442)

The following table summarizes the inputs used as of December 31, 2008 in determining the Portfolio’s investments at fair value for purposes of SFAS 157:

	Investments in	Other Financial
	Securities	Instruments*

Level 1 — Quoted Prices	$48,656,280	$342,934
Level 2 — Other Significant Observable Inputs	395,795,055	405,093
Level 3 — Significant Unobservable Inputs	10,104,176	—

Total	$454,555,511	$748,027

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter

See Accompanying Notes to Financial Statements

157

PORTFOLIO OF INVESTMENTS
ING Limited Maturity Bond Portfolio
as of December 31, 2008 (continued)

refers to determinations of actual value in absence of available market quotations.

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended December 31, 2008, was as follows:

	Investments in	Other Financial
	Securities	Instruments*

Beginning Balance at 12/31/07	$15,709,414	$—
Net Purchases/(Sales)	(3,764,669)	—
Accrued Discounts/(Premiums)	2,179	—
Total Realized Gain/(Loss)	(179,651)	—
Total Unrealized Appreciation/(Depreciation)	(1,663,097)	—
Net Transfers In/(Out) of Level 3	—	—

Ending Balance at 12/31/08	$10,104,176	$—

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

For the year ended December 31, 2008, total change in unrealized gain (loss) on Level 3 securities included in the change in net assets was $(1,700,826). Total unrealized gain (loss) for all securities (including Level 1 and Level 2) can be found on the accompanying Statement of Operations.

ING Limited Maturity Bond Portfolio Open Futures Contracts on December 31, 2008

			Unrealized
	Number		Appreciation/
Contract Description	of Contracts	Expiration Date	(Depreciation)

Long Contracts

U.S. Treasury 2-Year Note	452	03/31/09	$938,171
U.S. Treasury 5-Year Note	59	03/31/09	211,423
U.S. Treasury Long Bond	6	03/20/09	81,266

			$1,230,860

Short Contracts

U.S. Treasury 10-Year Note	127	03/20/09	$(887,926)

			$(887,926)

ING Limited Maturity Bond Portfolio Credit Default Swap Agreements Outstanding on December 31, 2008:

Credit Default Swaps — Buy Protection

		Buy/Sell	(Pay)/Receive	Termination		Notional	Upfront Premium	Market	Unrealized
Counterparty	Reference Entity/Obligation	Protection	Fixed Rate (%)	Date		Amount	Paid/(Received)	Value	Appreciation

Morgan Stanley Capital Services Inc.	Darden Restaurants Inc. 7.125%, 02/01/16	Buy	(1.565)	12/20/12	USD	5,000,000	$—	$205,442	$205,442
UBS AG	Tyco International Ltd. 6.375%, 10/15/11	Buy	(0.550)	12/20/11	USD	3,747,000	—	151,252	151,252
Morgan Stanley Capital Services Inc.	VF Corp. 8.500%, 10/01/10	Buy	(0.850)	09/20/13	USD	2,331,000	—	48,399	48,399

							$—	$405,093	$405,093

See Accompanying Notes to Financial Statements

158

PORTFOLIO OF INVESTMENTS
ING Lord Abbett Affiliated Portfolio
as of December 31, 2008

Shares			Value

COMMON STOCK: 94.9%

		Agriculture: 3.2%
158,600		Archer-Daniels-Midland Co.	$4,572,438

			4,572,438

		Airlines: 3.3%
402,857	@	Delta Airlines, Inc.	4,616,741

			4,616,741

		Banks: 24.4%
221,859		Bank of New York Mellon Corp.	6,285,265
45,500		BB&T Corp.	1,249,430
75,800		Capital One Financial Corp.	2,417,262
108,500		Fifth Third Bancorp.	896,210
44,700		Goldman Sachs Group, Inc.	3,772,233
213,150		JPMorgan Chase & Co.	6,720,620
28,500		M&T Bank Corp.	1,636,185
22,700	L	Marshall & Ilsley Corp.	309,628
55,100		PNC Financial Services Group, Inc.	2,699,900
47,700		SunTrust Bank	1,409,058
237,000		Wells Fargo & Co.	6,986,760

			34,382,551

		Beverages: 2.3%
274,671		Coca-Cola Enterprises, Inc.	3,304,292

			3,304,292

		Biotechnology: 2.5%
50,500	@	Amgen, Inc.	2,916,375
9,900	@	Genzyme Corp.	657,063

			3,573,438

		Building Materials: 0.4%
51,300		Masco Corp.	570,969

			570,969

		Chemicals: 0.6%
20,100		PPG Industries, Inc.	852,843

			852,843

		Commercial Services: 2.2%
308,826	@,I	Hertz Global Holdings, Inc.	1,565,748
31,731	@	Ticketmaster	203,713
88,300		Western Union Co.	1,266,222

			3,035,683

		Computers: 0.7%
29,075		Hewlett-Packard Co.	1,055,132

			1,055,132

		Cosmetics/Personal Care: 0.1%
2,500		Colgate-Palmolive Co.	171,350

			171,350

		Diversified Financial Services: 8.0%
78,800		Charles Schwab Corp.	1,274,196
36,900		Franklin Resources, Inc.	2,353,482
14,800		Legg Mason, Inc.	324,268
412,900		Merrill Lynch & Co., Inc.	4,806,155
73,300		T. Rowe Price Group, Inc.	2,597,752

			11,355,853

		Environmental Control: 1.0%
44,213		Waste Management, Inc.	1,465,219

			1,465,219

		Food: 3.5%
9,800		General Mills, Inc.	595,350
93,200		Kraft Foods, Inc.	2,502,420
67,765		Kroger Co.	1,789,674

			4,887,444

		Healthcare — Products: 2.7%
376,800	@	Boston Scientific Corp.	2,916,432
26,100	@@	Covidien Ltd.	945,864

			3,862,296

		Healthcare — Services: 0.2%
3,800	@	Humana, Inc.	141,664
2,800		UnitedHealth Group, Inc.	74,480

			216,144

		Insurance: 2.8%
14,800	@@	ACE Ltd.	783,216
52,400		AON Corp.	2,393,632
21,900		Metlife, Inc.	763,434

			3,940,282

		Internet: 1.4%
123,628	@	IAC/InterActiveCorp	1,944,668

			1,944,668

		Leisure Time: 1.0%
55,000		Carnival Corp.	1,337,600

			1,337,600

		Lodging: 0.0%
1,500		Marriott International, Inc.	29,175

			29,175

		Media: 1.2%
55,800		Comcast Corp. — Class A	941,904
80,700		Time Warner, Inc.	811,842

			1,753,746

		Mining: 0.6%
35,700		Freeport-McMoRan Copper & Gold, Inc.	872,508

			872,508

		Miscellaneous Manufacturing: 4.6%
44,545		Eaton Corp.	2,214,332
262,900		General Electric Co.	4,258,980

			6,473,312

		Oil & Gas: 5.1%
28,100		Chevron Corp.	2,078,557
46,900		ExxonMobil Corp.	3,744,027
14,200		Occidental Petroleum Corp.	851,858
15,100		XTO Energy, Inc.	532,577

			7,207,019

		Oil & Gas Services: 2.5%
63,800		Halliburton Co.	1,159,884
55,550		Schlumberger Ltd.	2,351,432

			3,511,316

		Pharmaceuticals: 4.7%
51,300		Abbott Laboratories	2,737,881
66,600		Pfizer, Inc.	1,179,486
62,300	@@	Teva Pharmaceutical Industries Ltd. ADR	2,652,111

			6,569,478

See Accompanying Notes to Financial Statements

159

PORTFOLIO OF INVESTMENTS
ING Lord Abbett Affiliated Portfolio
as of December 31, 2008 (continued)

Shares			Value

		Pipelines: 0.3%
52,300		El Paso Corp.	$409,509

			409,509

		Retail: 10.7%
65,200		Best Buy Co., Inc.	1,832,772
141,500		Home Depot, Inc.	3,257,331
67,431	@	HSN, Inc.	490,223
72,400	@	J Crew Group, Inc.	883,280
26,600		JC Penney Co., Inc.	524,020
74,900	@	Kohl’s Corp.	2,711,380
85,500		Target Corp.	2,952,315
44,050		Wal-Mart Stores, Inc.	2,469,443

			15,120,764

		Semiconductors: 0.4%
36,200		Intel Corp.	530,692

			530,692

		Software: 2.8%
24,900	@	Adobe Systems, Inc.	530,121
57,300		Microsoft Corp.	1,113,912
130,400	@	Oracle Corp.	2,311,992

			3,956,025

		Telecommunications: 1.6%
80,280		AT&T, Inc.	2,287,980

			2,287,980

		Transportation: 0.1%
1,800		FedEx Corp.	115,470

			115,470

		Total Common Stock (Cost $178,227,236)	133,981,937

REAL ESTATE INVESTMENT TRUSTS: 1.5%

		Mortgage: 1.5%
133,000		Annaly Capital Management, Inc.	2,110,710

		Total Real Estate Investment Trusts (Cost $1,973,280)	2,110,710

		Total Long-Term Investments (Cost $180,200,516)	136,092,647

SHORT-TERM INVESTMENTS: 2.7%

		Affiliated Mutual Fund: 2.5%
3,471,439		ING Institutional Prime Money Market Fund — Class I	3,471,439

		Total Mutual Fund (Cost $3,471,439)	3,471,439

Principal
Amount			Value

		Securities Lending CollateralCC: 0.2%
$313,604		Bank of New York Mellon Corp. Institutional Cash Reserves	$285,614

		Total Securities Lending Collateral (Cost $313,604)	285,614

		Total Short-Term Investments (Cost $3,785,043)	3,757,053

	Total Investments in Securities
	(Cost $183,985,559)*	99.1%	$139,849,700
	Other Assets and Liabilities - Net	0.9	1,292,605

	Net Assets	100.0%	$141,142,305

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
I	Illiquid security
L	Loaned security, a portion or all of the security is on loan at December 31, 2008.

*	Cost for federal income tax purposes is $191,240,077.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$2,681,556
Gross Unrealized Depreciation	(54,071,933)

Net Unrealized Depreciation	$(51,390,377)

The following table summarizes the inputs used as of December 31, 2008 in determining the Portfolio’s investments at fair value for purposes of SFAS 157:

	Investments in	Other Financial
	Securities	Instruments*
Level 1 — Quoted Prices	$139,564,086	$—
Level 2 — Other Significant Observable Inputs	285,614	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$139,849,700	$—

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

See Accompanying Notes to Financial Statements

160

PORTFOLIO OF INVESTMENTS
ING Multi-Manager International Small Cap Portfolio
as of December 31, 2008

Shares			Value

COMMON STOCK: 93.2%

		Australia: 3.8%
56,600		Billabong International Ltd.	$310,828
138,305		Computershare Ltd.	755,722
20,400		CSL Ltd.	481,070
59,684		Downer EDI Ltd.	160,152
208,801	@	Iluka Resources Ltd.	678,919
135,827		John Fairfax Holdings Ltd.	155,845
46,800		Lion Nathan Ltd.	268,856
112,246		Sonic Healthcare Ltd.	1,143,562
214,500		Tattersall’s Ltd.	418,826
95,825		Transpacific Industries Group Ltd.	219,864
14,555		United Group Ltd.	84,305

			4,677,949

		Austria: 1.4%
12,000		Andritz AG	316,992
10,000		Kapsch TrafficCom AG	227,922
23,000		Rosenbauer International AG	716,454
14,000		Schoeller-Bleckmann Oilfield Equipment AG	436,008

			1,697,376

		Barbados: 0.8%
12,400		Everest Re Group Ltd.	944,136

			944,136

		Belgium: 0.7%
11,000		EVS Broadcast Equipment SA	392,740
17,000		Oriflame Cosmetics SA	496,595

			889,335

		Bermuda: 0.8%
6,972		Lazard Ltd.	207,347
92,200		SeaDrill Ltd. ADR	751,430

			958,777

		Brazil: 0.4%
48,400	@	GVT Holding SA	526,547

			526,547

		Canada: 3.5%
24,600		Agnico-Eagle Mines Ltd.	1,250,824
27,700		Alimentation Couche-Tard, Inc.	324,008
17,900		Crescent Point Energy Trust	349,300
12,000		Fortis, Inc.	239,028
23,900	@	Gildan Activewear, Inc.	274,719
13,700		Metro Inc.	410,612
44,846	@	Open Text Corp.	1,351,210
6,500		Ritchie Brothers Auctioneers, Inc.	138,267

			4,337,968

		China: 4.2%
90,000	@	Anhui Conch Cement Co., Ltd.	418,570
246,000		China High Speed Transmission Equipment Group Co., Ltd.	300,178
1,811,879	@,I	China South Locomotive and Rolling Stock Corp.	984,234
530,000		China Yurun Food Group Ltd.	626,911
7,670		Ctrip.com International Ltd. ADR	182,546
336,000		Huadian Power International Co.	80,204
24,625		Mindray Medical International Ltd. ADR	443,250
4,900	@	New Oriental Education & Technology Group ADR	269,059
16,400	@	Shanda Interactive Entertainment Ltd. ADR	530,704
819,000		Sino-Ocean Land Holdings Ltd.	374,095
1,530,000		Want Want China Holdings Ltd.	636,320
260,000		Xinao Gas Holdings Ltd.	275,807

			5,121,878

		Denmark: 1.5%
9,400	@	Genmab A/S	364,891
6,600		Novozymes A/S	529,333
7,100	@	Topdanmark A/S	929,834

			1,824,058

		Finland: 0.3%
7,015		Elisa OYJ	122,123
96,500		F-Secure OYJ	255,015

			377,138

		France: 5.2%
26,530	@	Alten	565,871
22,000		Bourbon SA	556,330
3,050	@	Easydentic	45,228
55,412	@	Homair SA	93,017
17,000		Ipsen	664,473
3,043		Lisi	104,677
12,400		M6-Metropole Television	240,401
13,000	@	Meetic	191,914
10,400		Neopost SA	943,677
14,000		Rubis	886,483
22,000	@	Saft Groupe SA	596,156
22,600		Societe Television Francaise (T.F.1)	331,123
31,500	@	Store Electronic	454,223
17,500		Sword Group	242,488
6,440		Virbac SA	520,085

			6,436,146

		Germany: 2.9%
1,123		Gerresheimer AG	30,996
21,500		Grenkeleasing AG	541,884
12,000		Hawesko Holding AG	310,190
9,900		Hochtief AG	510,078
12,000	@	Morphosys AG	312,824
23,000		MTU Aero Engines Holding AG	622,257
2,200	@	Open Business Club AG	83,389
20,000		Rheinmetall AG	665,186
3,900		Vossloh AG	437,647
5,607	@	Wirecard AG	33,006

			3,547,457

		Greece: 0.9%
39,000	@	Babis Vovos International Technical Co.	485,764
12,000		Fourlis Holdings SA	83,566
6,500		Frigoglass SA	30,816
11,000		Hellenic Exchanges SA Holding Clearing Settlement and Registry	85,827
34,000		Jumbo SA	205,486
4,300		OPAP SA	123,747
55,000		Veterin SA	41,414

			1,056,620

		Guernsey: 0.2%
15,800	@	Amdocs Ltd.	288,982

			288,982

		Hong Kong: 2.4%
1,176,000		Agile Property Holdings Ltd.	621,086
1,342,000		China Everbright International	250,204
302,000		China Everbright Ltd.	375,424
252,000		China Insurance International Holdings Co., Ltd.	389,529
420,400		Dah Sing Banking Group Ltd.	305,094
53,600		DAH Sing Financial	137,489
140,500		MTR Corp.	327,214
1,202,000		Prime Success International Group	196,623
99,000		Television Broadcasts Ltd.	324,549

			2,927,212

See Accompanying Notes to Financial Statements

161

PORTFOLIO OF INVESTMENTS
ING Multi-Manager International Small Cap Portfolio
as of December 31, 2008 (continued)

Shares			Value

		Ireland: 0.6%
20,000		DCC PLC	$287,580
17,500	@	Ryanair Holdings PLC ADR	508,900

			796,480

		Israel: 0.4%
75,000	@,I	Oridion Systems Ltd.	507,352

			507,352

		Italy: 3.1%
68,000		ACEA S.p.A.	926,828
59,500		Astaldi S.p.A	339,119
145,000		Azimut Holding S.p.A.	790,842
435,000		CIR-Compagnie Industriali Riunite S.p.A.	454,544
24,300		ERG S.p.A.	299,730
131,400		Mediolanum S.p.A	553,436
25,000		Prysmian S.p.A.	395,900

			3,760,399

		Japan: 24.0%
8,600		ABC-Mart, Inc.	314,486
26,100		Aeon Mall Co., Ltd.	504,556
52,000		Aica Kogyo Co., Ltd.	580,866
55,000		Arcs Co., Ltd.	918,146
90,000		Asics Corp.	729,272
44,200		Capcom Co., Ltd.	999,943
132,000		Chugoku Marine Paints Ltd.	970,042
119,000		Daido Steel Co., Ltd.	360,983
81,000		Daihatsu Diesel Manufacturing Co., Ltd.	523,169
101,000		Dowa Holdings Co., Ltd.	373,331
29,800		Exedy Corp.	298,512
11,500		FamilyMart Co., Ltd.	499,427
26,600		Fujikura Kasei Co., Ltd.	138,994
33,000		Furukawa-Sky Aluminum Corp.	79,472
9,000		Glory Ltd.	174,649
122,000		Hankyu Hanshin Holdings, Inc.	704,581
22,500		HIS Co., Ltd.	468,738
29,000		Hisaka Works Ltd.	385,175
16,300		Hosiden Corp.	257,613
6,900		Icom, Inc.	145,902
40,000		Japan Steel Works Ltd.	560,033
14,000		JGC Corp.	209,523
53,900		JSP Corp.	381,058
187		Jupiter Telecommunications Co.	194,637
7,700		Kobayashi Pharmaceutical Co., Ltd.	329,176
13,000		Koito Manufacturing Co., Ltd.	80,381
9,600		Lintec Corp.	133,732
10,000		Miura Co., Ltd.	248,228
9,900		Modec, Inc.	193,902
49,400		Musashi Seimitsu Industry Co., Ltd.	431,307
60,000		Nabtesco Corp.	403,116
22,400		NEC Networks & System Integration Corp.	273,564
28,600		Nichi-iko Pharmaceutical Co., Ltd.	884,217
29,300		Nidec Copal Corp.	204,445
37,400		Nifco, Inc.	379,274
47,000		Nihon Parkerizing Co., Ltd.	407,294
17,000		Nippon Meat Packers, Inc.	258,773
96,000		Nippon Thompson Co., Ltd.	402,745
32,300		Nishimatsuya Chain Co. Ltd.	295,431
11,300		Nissha Printing Co., Ltd.	449,673
11,300		Nitori Co., Ltd.	879,376
50,900		Nitta Corp.	675,580
4,310		Obic Co., Ltd.	703,859
5,200		Okinawa Electric Power Co., Inc.	386,201
102,000		Osaka Gas Co., Ltd.	471,673
2,100		OSG Corp.	17,919
200		Rakuten, Inc.	127,339
4,700		Sato Corp.	53,189
28,400		Shimano, Inc.	1,118,014
168,000		Shinmaywa Industries Ltd.	448,693
18,000		Shionogi & Co., Ltd.	464,851
37,800		Sumida Corp.	210,116
159,000		Sumitomo Osaka Cement Co., Ltd.	408,735
92,600		Sumitomo Rubber Industries, Inc.	806,010
51,000		Suruga Bank Ltd.	506,665
233,000		Taisei Corp.	642,269
20,100		Tokyo Broadcasting System, Inc.	306,661
19,800		Tokyo Tomin Bank Ltd.	320,435
95,000		Tosoh Corp.	234,475
40,000		Toyo Suisan Kaisha Ltd.	1,152,656
10,200		Toyo Tanso Co., Ltd.	394,108
38,400		Trusco Nakayama Corp.	495,390
8,800		Tsumura & Co.	326,637
10,500		Tsuruha Holdings, Inc.	407,092
18,900		Tsutsumi Jewelry Co., Ltd.	401,471
198,000		Ube Industries Ltd.	556,211
3,600		Uni-Charm Corp.	270,834
22,900		Union Tool Co.	519,091

			29,453,916

		Luxembourg: 0.2%
6,800	@	Millicom International Cellular SA	305,388

			305,388

		Mexico: 0.1%
45,600	@	Empresas ICA S.A.B. de C.V.	75,240

			75,240

		Netherlands: 4.3%
5,500		Accell Group	138,326
37,000		Arcadis NV	488,515
15,000		Exact Holding NV	275,702
23,800		Fugro NV	684,083
18,000	@	Gemalto NV	452,846
54,400		Innoconcepts	252,302
121,753		James Hardie Industries NV	398,747
32,700	@	Qiagen NV	558,636
50,000		SBM Offshore NV	656,890
30,000	@	Smartrac NV	508,757
40,000		Ten Cate NV	899,691

			5,314,495

		New Zealand: 0.5%
166,018		Fisher & Paykel Healthcare Corp.	305,937
75,965		Fletcher Building Ltd.	255,951

			561,888

		Norway: 0.9%
265,600	@	Pronova BioPharma AS	886,792
280,000	@	StepStone ASA	183,238

			1,070,030

		Singapore: 1.3%
1,290,000	#	ARA Asset Management Ltd.	326,809
192,000		ComfortDelgro Corp., Ltd.	194,495
311,000		Cosco Corp. Singapore Ltd.	207,905
476,000		Goodpack Ltd.	275,875
30,000		Jardine Cycle & Carriage Ltd.	199,519
172,000		Parkway Holdings Ltd.	149,062
233,000		SMRT Corp., Ltd.	268,042

			1,621,707

		South Africa: 0.2%
58,864	@	Aspen Pharmacare Holdings Ltd.	214,830

			214,830

		South Korea: 2.1%
2,856	@	Hite Brewery Co., Ltd.	379,193
1,259		KCC Corp.	294,058
7,900	@	KT Freetel Co., Ltd.	197,943
2,000		LG Household & Health Care Ltd.	304,794
19,440		LIG Non-Life Insurance Co., Ltd.	186,969
943		Lotte Shopping Co., Ltd.	160,102

See Accompanying Notes to Financial Statements

162

PORTFOLIO OF INVESTMENTS
ING Multi-Manager International Small Cap Portfolio
as of December 31, 2008 (continued)

Shares			Value

		South Korea (continued)
666	@	NHN Corp.	$70,406
27,332	@	TK Corp.	492,300
2,577		Yuhan Corp.	452,452

			2,538,217

		Spain: 3.3%
15,900		Bolsas y Mercados Espanoles	417,625
74,300		Enagas	1,640,639
25,800		Gestevision Telecinco SA	277,913
18,000		Indra Sistemas SA	413,150
7,983		Laboratorios Farmaceuticos Rovi SA	65,416
25,000		Red Electrica de Espana	1,274,418

			4,089,161

		Sweden: 1.0%
5,160		Elekta AB	51,923
23,000		Saab AB	215,267
65,000		Swedish Match AB	938,395

			1,205,585

		Switzerland: 7.1%
12,100	@	Actelion Ltd. — Reg	684,515
27,000		Bank Sarasin & Compagnie AG	806,509
400	@	Barry Callebaut AG	261,868
7,550	@	Basilea Pharmaceutica — Reg	1,071,651
11,400		BKW FMB Energie AG	1,100,910
700		Bucher Industries AG	70,969
5,600		Compagnie Financiere Tradition (CFT)	364,791
5,500		Geberit AG — Reg	594,826
200		Givaudan	158,039
1,629		Helvetia Holding AG	358,484
11,428		Lonza Group AG	1,059,505
90,000		Mobilezone Holding AG	569,925
5,200	@	Newave Energy Holding SA	190,730
2,130		Schweizerhall Holding AG	463,450
880		Sika AG	755,648
10,000	@	Temenos Group AG — Reg	134,952

			8,646,772

		Taiwan: 0.6%
393,000		Acer, Inc.	514,107
90,000		President Chain Store Corp.	216,154

			730,261

		United Kingdom: 14.5%
31,200		Admiral Group PLC	411,838
79,374		Albemarle & Bond Holdings	234,066
25,000		Amec PLC	180,480
95,100		Amlin PLC	494,321
149,730		AssetCo PLC	111,366
47,656		Balfour Beatty PLC	230,534
25,400	@	Berkeley Group Holdings PLC	322,096
34,020		Bespak PLC	198,407
71,234		Bodycote PLC	128,414
46,490		Bovis Homes Group PLC	270,745
75,000		BSS Group PLC	274,679
60,000		Burberry Group PLC	194,263
100,000		Chloride Group PLC	208,681
163,400		Cobham PLC	488,425
75,000	@	CSR PLC	187,414
116,695		Daily Mail & General Trust	460,531
35,600	@	Dana Petroleum PLC	511,601
32,358		De La Rue PLC	421,497
51,380		Dechra Pharmaceuticals PLC	275,450
75,700		Experian Group Ltd.	477,285
28,200		Firstgroup PLC	178,339
20,000		Forth Ports PLC	264,900
58,418		Grainger PLC	115,766
4,339		Greggs PLC	213,803
80,000		Hamworthy KSE	279,909
35,000		Hunting PLC	212,800
156,700		IG Group Holdings PLC	588,153
59,500	@	Imperial Energy Corp. PLC	1,077,458
45,355		Inchcape PLC	23,964
123,600		Inmarsat PLC	848,957
100,000		ITE Group PLC	88,639
40,000		John Wood Group PLC	109,154
35,000		Keller Group PLC	292,119
25,177		Kier Group PLC	328,900
115,000		Liontrust Asset Management PLC	171,122
95,249		Mitie Group	281,763
94,520		Oxford Instruments PLC	205,486
19,986	@	Premier Oil PLC	286,677
126,000		Rexam PLC	644,906
62,365		Ricardo PLC	196,255
22,100		Rotork PLC	254,818
45,900		Schroders PLC	577,407
70,141		Scott Wilson Group PLC	95,702
69,995	@	SDL PLC	230,455
139,900		Serco Group PLC	915,793
45,355		Speedy Hire PLC	92,591
19,909		Spirax-Sarco Engineering PLC	259,908
43,200		TUI Travel PLC	146,429
15,000		Ultra Electronics Holdings	246,606
39,698		United Business Media Ltd.	293,305
40,000		Venture Production PLC	246,986
163,282		VT Group PLC	1,319,254
65,380		Wellstream Holdings PLC	336,572
12,600		Whitbread PLC	167,939
204,104		Wichford PLC	135,561

			17,810,489

		Total Common Stock (Cost $152,038,440)	114,313,789

REAL ESTATE INVESTMENT TRUSTS: 0.8%

		Hong Kong: 0.6%
417,500		Link Real Estate Investment Trust	694,515

			694,515

		Singapore: 0.2%
283,000	@	CapitaMall Trust	314,919

			314,919

		Total Real Estate Investment Trusts (Cost $1,586,186)	1,009,434

EXCHANGE-TRADED FUNDS: 0.7%

		United States: 0.7%
12,600		iShares MSCI EAFE Growth Index	572,670
7,600		SPDR Russell/Nomura Small Cap Japan ETF	278,920

		Total Exchange-Traded Funds (Cost $970,753)	851,590

PREFERRED STOCK: 0.1%

		Germany: 0.1%
2,023		Eurokai KGaA	79,386

		Total Preferred Stock (Cost $247,411)	79,386

See Accompanying Notes to Financial Statements

163

PORTFOLIO OF INVESTMENTS
ING Multi-Manager International Small Cap Portfolio
as of December 31, 2008 (continued)

Shares			Value

	Total Long-Term Investments (Cost $154,842,790)		$116,254,199

SHORT-TERM INVESTMENTS: 2.6%

	Affiliated Mutual Fund: 2.6%
3,107,124	ING Institutional Prime Money Market Fund — Class I		3,107,124

	Total Short-Term Investments (Cost $3,107,124)		3,107,124

	Total Investments in Securities
	(Cost $157,949,914)*	97.4%	$119,361,323
	Other Assets and Liabilities - Net	2.6	3,248,587

	Net Assets	100.0%	$122,609,910

@	Non-income producing security
ADR	American Depositary Receipt
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
I	Illiquid security

*	Cost for federal income tax purposes is $163,628,073.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$4,073,982
Gross Unrealized Depreciation	(48,340,732)

Net Unrealized Depreciation	$(44,266,750)

Percentage of
Industry	Net Assets

Aerospace/Defense	2.4%
Agriculture	0.8
Airlines	0.4
Apparel	1.4
Auto Manufacturers	0.9
Auto Parts & Equipment	1.6
Banks	1.7
Beverages	0.8
Biotechnology	2.2
Building Materials	2.3
Chemicals	3.7
Commercial Services	2.5
Computers	3.4
Cosmetics/Personal Care	0.9
Distribution/Wholesale	0.6
Diversified Financial Services	3.4
Electric	3.3
Electrical Components & Equipment	1.8
Electronics	2.1
Engineering & Construction	3.6
Entertainment	0.4
Environmental Control	0.2
Food	2.9
Gas	2.7
Hand/Machine Tools	0.4
Healthcare — Products	1.9
Healthcare — Services	1.0
Holding Companies — Diversified	1.5
Home Builders	0.5
Insurance	3.5
Internet	1.0
Investment Companies	0.3
Iron/Steel	0.3
Leisure Time	1.6
Machinery — Construction & Mining	0.2
Machinery — Diversified	3.4
Media	2.5
Metal Fabricate/Hardware	0.6
Mining	1.9
Miscellaneous Manufacturing	2.1
Office/Business Equipment	0.8
Oil & Gas	3.1
Oil & Gas Services	2.6
Packaging & Containers	0.5
Pharmaceuticals	4.9
Real Estate	1.6
Retail	4.8
Semiconductors	0.1
Shipbuilding	0.2
Shopping Centers	0.8
Software	2.4
Telecommunications	1.2
Transportation	2.2
Trucking & Leasing	0.2
Other Long-Term Investments	0.7
Short-Term Investments	2.5
Other Assets and Liabilities — Net	2.7

Net Assets	100.0%

The following table summarizes the inputs used as of December 31, 2008 in determining the Portfolio’s investments at fair value for purposes of SFAS 157:

	Investments in	Other Financial
	Securities	Instruments*
Level 1 — Quoted Prices	$17,999,246	$—
Level 2 — Other Significant Observable Inputs	101,362,077	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$119,361,323	$—

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

See Accompanying Notes to Financial Statements

164

PORTFOLIO OF INVESTMENTS
ING PIMCO High Yield Portfolio
as of December 31, 2008

Principal
Amount			Value

CONVERTIBLE BONDS: 1.3%

		Banks: 0.2%
$1,775,000		National City Corp., 4.000%, due 02/01/11	$1,590,844

			1,590,844

		Electric: 0.2%
1,600,000	C	CMS Energy Corp., 2.875%, due 12/01/24	1,394,000

			1,394,000

		Forest Products & Paper: 0.2%
2,125,000	L	Rayonier TRS Holdings, Inc., 3.750%, due 10/15/12	1,907,188

			1,907,188

		Oil & Gas: 0.4%
4,825,000	C,S	Chesapeake Energy Corp., 2.250%, due 12/15/38	2,189,344
825,000	C	Chesapeake Energy Corp., 2.500%, due 05/15/37	485,719

			2,675,063

		Pharmaceuticals: 0.1%
1,275,000		Mylan, Inc., 1.250%, due 03/15/12	943,500

			943,500

		Telecommunications: 0.2%
200,000	@@,C	Nortel Networks Corp., 1.750%, due 04/15/12	29,500
1,225,000	@@,C	Nortel Networks Corp., 2.125%, due 04/15/14	177,625
1,500,000	C,L	Qwest Communications International, Inc., 3.500%, due 11/15/25	1,269,375

			1,476,500

		Total Convertible Bonds (Cost $13,746,249)	9,987,095

CORPORATE BONDS/NOTES: 81.8%

		Advertising: 0.1%
2,900,000	#,C	R.H. Donnelley, Inc., 11.750%, due 05/15/15	725,000

			725,000

		Agriculture: 0.2%
1,375,000	C	Reynolds American, Inc., 7.750%, due 06/01/18	1,129,844

			1,129,844

		Airlines: 0.2%
1,055,043	I	Continental Airlines, Inc., 6.920%, due 04/02/13	990,272
324,183		Continental Airlines, Inc., 7.373%, due 12/15/15	188,026
157,117		United Air Lines, Inc., 6.201%, due 12/31/49	146,119
143,935		United Air Lines, Inc., 6.602%, due 09/01/13	135,299

			1,459,716

		Auto Manufacturers: 0.8%
5,925,000		DaimlerChrysler NA Holding Corp., 6.000%, due 08/03/14	3,114,854
5,427,215		Ford Motor Co., 5.000%, due 11/29/13	2,211,590
400,000		Ford Motor Co., 6.375%, due 02/01/29	90,000
400,000		Ford Motor Co., 7.125%, due 11/15/25	96,000
275,000		Ford Motor Co., 9.215%, due 09/15/21	64,625
100,000		General Motors Corp., 7.400%, due 09/01/25	17,000
1,275,000		General Motors Corp., 7.700%, due 04/15/16	239,063
1,900,000	C,L	General Motors Corp., 8.250%, due 07/15/23	323,000

			6,156,132

		Auto Parts & Equipment: 2.0%
3,900,000	#,C	Allison Transmission, Inc., 11.000%, due 11/01/15	1,911,000
6,350,000	C	ArvinMeritor, Inc., 8.125%, due 09/15/15	2,889,250
4,825,000	C,S	ArvinMeritor, Inc., 8.750%, due 03/01/12	2,629,625
1,600,000	C	Cooper Standard Automotive, Inc., 7.000%, due 12/15/12	488,000
600,000	C,L	Goodyear Tire & Rubber Co., 6.318%, due 12/01/09	549,000
2,310,000	C,S, L	Goodyear Tire & Rubber Co., 9.000%, due 07/01/15	1,871,100
2,800,000	C,S	Tenneco, Inc., 8.125%, due 11/15/15	1,302,000
600,000	#,C	TRW Automotive, Inc., 7.000%, due 03/15/14	321,000
6,130,000	#,C, S	TRW Automotive, Inc., 7.250%, due 03/15/17	3,156,950

			15,117,925

		Banks: 8.1%
3,900,000	S	American Express Bank FSB, 5.500%, due 04/16/13	3,697,684
2,975,000	@@,#, S	ANZ National International Ltd., 6.200%, due 07/19/13	2,881,285
9,600,000	C,S	Bank of America Corp., 8.000%, due 12/01/49	6,915,072
1,725,000	@@,#	Barclays Bank PLC, 6.050%, due 12/04/17	1,524,305
450,000	@@,#, C	Barclays Bank PLC, 7.434%, due 12/15/49	227,804
5,850,000	@@,#, C,S	Barclays Bank PLC, 7.700%, due 04/29/49	3,876,696
100,000		Citigroup, Inc., 6.500%, due 08/19/13	101,008
10,200,000	C,S	Citigroup, Inc., 8.400%, due 04/29/49	6,747,708
EUR 300,000	@@,C	Credit Agricole SA, 4.130%, due 11/29/49	286,322
$500,000		Goldman Sachs Group, Inc., 2.417%, due 03/02/10	473,516
2,625,000		Goldman Sachs Group, Inc., 5.950%, due 01/18/18	2,493,204
1,675,000	S	Goldman Sachs Group, Inc., 6.150%, due 04/01/18	1,612,392
4,600,000	C,S	Goldman Sachs Group, Inc., 6.750%, due 10/01/37	3,744,957
1,600,000	@@,#	HBOS PLC, 6.750%, due 05/21/18	1,410,498
EUR 800,000	@@,C	Intesa Sanpaolo S.p.A., 8.047%, due 06/29/49	670,237
$1,750,000		JPMorgan Chase & Co., 4.720%, due 01/17/11	1,638,219
925,000		JPMorgan Chase Bank NA, 6.000%, due 10/01/17	934,602
200,000		Morgan Stanley, 2.606%, due 05/07/10	187,249

See Accompanying Notes to Financial Statements

165

PORTFOLIO OF INVESTMENTS
ING PIMCO High Yield Portfolio
as of December 31, 2008 (continued)

Principal
Amount			Value

		Banks (continued)
$1,500,000		Morgan Stanley, 4.233%, due 05/14/10	$1,396,742
275,000		Morgan Stanley, 4.753%, due 01/18/11	234,270
5,760,000	S	Morgan Stanley, 5.950%, due 12/28/17	4,788,559
800,000	#,C	Rabobank Capital Funding Trust, 5.254%, due 12/31/49	439,222
EUR 500,000	C	RBS Capital Trust A, 6.467%, due 12/29/49	333,611
$1,750,000	@@,#, C	Royal Bank of Scotland Group PLC, 6.990%, due 10/05/17	819,221
3,100,000	@@,C, S	Royal Bank of Scotland Group PLC, 7.640%, due 09/29/17	1,236,063
800,000	@@	UBS AG, 3.824%, due 07/23/09	796,001
3,475,000	@@,S	UBS AG, 5.750%, due 04/25/18	3,159,394
1,800,000		Wachovia Corp., 2.353%, due 06/01/10	1,698,809
7,925,000		Wachovia Corp., 7.980%, due 02/08/49	6,773,363
600,000	C	Wells Fargo Capital XIII, 7.700%, due 12/29/49	495,607

			61,593,620

		Building Materials: 0.1%
1,900,000	@@,#, C	C8 Capital SPV Ltd., 6.640%, due 12/31/49	965,162

			965,162

		Chemicals: 0.4%
6,200,000	@@,#, C,S,L	Ineos Group Holdings PLC, 8.500%, due 02/15/16	589,000
EUR 300,000	@@,C	Rhodia SA, 8.068%, due 10/15/13	212,677
$2,375,000	C,S	Rockwood Specialties Group, Inc., 7.500%, due 11/15/14	1,840,625

			2,642,302

		Commercial Services: 2.0%
2,155,000	C,S	Aramark Services, Inc., 6.693%, due 02/01/15	1,637,800
4,575,000	C	Aramark Services, Inc., 8.500%, due 02/01/15	4,163,250
83,789		Hertz Corp., 2.720%, due 12/21/12	49,994
166,667		Hertz Corp., 2.801%, due 12/21/12	99,445
66,667		Hertz Corp., 2.950%, due 12/21/12	39,778
100,000		Hertz Corp., 3.190%, due 12/21/12	59,667
133,333		Hertz Corp., 3.200%, due 12/21/12	79,556
66,666		Hertz Corp., 3.520%, due 12/21/12	39,778
100,000		Hertz Corp., 3.630%, due 12/21/12	59,667
166,667		Hertz Corp., 3.640%, due 12/21/12	99,445
133,333		Hertz Corp., 4.720%, due 12/21/12	79,556
66,667		Hertz Corp., 4.760%, due 12/21/12	39,778
5,020,000	C,S	Hertz Corp., 8.875%, due 01/01/14	3,112,400
1,925,000	C	Service Corp. International, 7.625%, due 10/01/18	1,434,125
2,970,000		Thomson Learning, Inc., 3.940%, due 06/27/14	1,951,949
3,050,000	C,S	United Rentals North America, Inc., 6.500%, due 02/15/12	2,424,750

			15,370,938

		Computers: 1.6%
5,555,000	@@,S, L	Seagate Technology HDD Holdings, 2.275%, due 10/01/09	5,110,600
200,000	@@,C	Seagate Technology HDD Holdings, 6.375%, due 10/01/11	139,000
7,919,000	C,S	Sungard Data Systems, Inc., 9.125%, due 08/15/13	6,889,530

			12,139,130

		Diversified Financial Services: 9.6%
4,352,773	C,S	AES Ironwood, LLC, 8.857%, due 11/30/25	3,808,677
861,244	C	AES Red Oak, LLC, 8.540%, due 11/30/19	762,201
500,000	C	AES Red Oak, LLC, 9.200%, due 11/30/29	432,500
1,450,456		Amadeus Halde, 3.910%, due 04/08/13	626,114
1,306,942		Amadeus Halde, 4.410%, due 04/08/14	564,164
5,475,000	S	American Express Co., 7.000%, due 03/19/18	5,545,332
750,000	S	American Express Credit Corp., 5.875%, due 05/02/13	720,654
700,000		American General Finance Corp., 6.900%, due 12/15/17	303,318
200,000		Bear Stearns Cos., Inc., 4.903%, due 07/19/10	193,638
3,100,000		Bear Stearns Cos., Inc., 6.400%, due 10/02/17	3,226,837
300,000	@@	CIT Group Funding Co. of Canada, 5.600%, due 11/02/11	244,762
1,380,000	@@	CIT Group Funding Corp., 4.650%, due 07/01/10	1,211,872
550,000		CIT Group, Inc., 2.219%, due 03/12/10	510,177
75,000		CIT Group, Inc., 4.750%, due 12/15/10	66,049
2,100,000		CIT Group, Inc., 5.200%, due 11/03/10	1,820,616
2,640,000		CIT Group, Inc., 5.600%, due 04/27/11	2,230,069
1,250,000		CIT Group, Inc., 5.800%, due 07/28/11	1,048,036
2,375,000	C,S	Citigroup Capital XXI, 8.300%, due 12/21/57	1,835,820
1,125,000		Citigroup Funding, Inc., 4.309%, due 10/22/09	1,090,395
5,025,000	#,C, S	El Paso Performance-Linked Trust, 7.750%, due 07/15/11	4,375,519
325,000		Ford Motor Credit Co., LLC, 5.700%, due 01/15/10	276,257
1,750,000		Ford Motor Credit Co., LLC, 7.000%, due 10/01/13	1,210,230
18,000,000		Ford Motor Credit Co., LLC, 8.000%, due 12/15/16	11,739,527
500,000		Ford Motor Credit Co., LLC, 12.000%, due 05/15/15	373,749
1,025,000		General Motors Acceptance Corp., 6.625%, due 05/15/12	790,529

See Accompanying Notes to Financial Statements

166

PORTFOLIO OF INVESTMENTS
ING PIMCO High Yield Portfolio
as of December 31, 2008 (continued)

Principal
Amount			Value

		Diversified Financial Services (continued)
$1,799,000		General Motors Acceptance Corp., 6.750%, due 12/01/14	$1,231,232
7,950,000	L	General Motors Acceptance Corp., 8.000%, due 11/01/31	4,659,980
2,800,000	C	KRATON Polymers, LLC, 8.125%, due 01/15/14	1,120,000
175,000	±	Lehman Brothers Holdings, Inc., 6.625%, due 01/18/12	17,500
2,750,000	±,C, S	Lehman Brothers Holdings, Inc., 6.750%, due 12/28/17	275
2,100,000	±,S	Lehman Brothers Holdings, Inc., 6.875%, due 05/02/18	210,000
1,550,000	±,C	Lehman Brothers Holdings, Inc., 7.500%, due 05/11/38	155
499,200	#,±	Lehman Brothers Holdings, Inc., 8.160%, due 05/30/09	50,442
1,400,000		Merrill Lynch & Co., Inc., 4.485%, due 05/12/10	1,349,496
4,150,000	S	Merrill Lynch & Co., Inc., 6.875%, due 04/25/18	4,348,474
543,789	#	Merrill Lynch & Co., Inc., 9.700%, due 05/20/09	86,802
1,100,000	@@,C	MUFG Capital Finance 1 Ltd., 6.346%, due 12/31/49	767,436
3,400,000	#,C, S,I	NSG Holdings, LLC, 7.750%, due 12/15/25	2,669,000
1,700,000	@@,#, C	Santander Perpetual SA Unipersonal, 6.671%, due 10/24/17	1,082,832
700,000		SLM Corp., 3.675%, due 07/27/09	659,908
550,000		SLM Corp., 3.695%, due 07/26/10	469,590
EUR 500,000		SLM Corp., 4.495%, due 11/15/11	496,594
EUR 4,250,000		SLM Corp., 4.750%, due 03/17/14	3,529,851
$500,000		SLM Corp., 5.125%, due 08/27/12	374,470
925,000	C	SLM Corp., 8.450%, due 06/15/18	732,412
700,000	@@,#, C	SMFG Preferred Capital USD 3 Ltd., 9.500%, due 12/31/49	666,835
400,000	@@,#	TNK-BP Finance SA, 6.625%, due 03/20/17	194,000
1,700,000	@@,#	TNK-BP Finance SA, 7.500%, due 07/18/16	892,500
1,000,000	@@	Transcapit, 6.103%, due 06/27/12	756,320
850,000	C	UBS Preferred Funding Trust V, 6.243%, due 05/15/49	464,785
3,725,000	C,S	Universal City Florida Holding Co. I/II, 8.375%, due 05/01/10	1,713,500

			73,551,431

		Electric: 9.3%
2,200,000	C	AES Corp., 7.750%, due 03/01/14	1,947,000
1,525,000	C	AES Corp., 8.000%, due 10/15/17	1,258,125
2,100,000	#,C	AES Corp., 8.000%, due 06/01/20	1,638,000
997,487		Calpine Corp., 6.650%, due 03/29/14	739,922
150,000	C	Edison Mission Energy, 7.000%, due 05/15/17	131,250
4,850,000	C,S	Edison Mission Energy, 7.200%, due 05/15/19	4,001,250
1,160,000	C	Edison Mission Energy, 7.750%, due 06/15/16	1,038,200
14,230,000	#,C, S,L	Energy Future Holdings, 10.875%, due 11/01/17	10,174,450
425,000	&,#, C	Energy Future Holdings, 11.250%, due 11/01/17	208,250
4,050,000	@@,#, C,S,I	Intergen NV, 9.000%, due 06/30/17	3,341,250
3,435,000	#,C, S	Ipalco Enterprises, Inc., 7.250%, due 04/01/16	2,833,875
50,000	C	Ipalco Enterprises, Inc., 8.625%, due 11/14/11	47,000
3,088,761	C,S	Midwest Generation, LLC, 8.560%, due 01/02/16	2,949,767
473,795		NRG Energy, Inc., 3.760%, due 02/01/13	413,268
965,983		NRG Energy, Inc., 5.260%, due 02/01/13	842,579
3,230,000	C,S	NRG Energy, Inc., 7.250%, due 02/01/14	3,028,125
4,100,000	C,S	NRG Energy, Inc., 7.375%, due 02/01/16	3,823,250
6,825,000	C,S	NRG Energy, Inc., 7.375%, due 01/15/17	6,296,063
4,000,000	C	NV Energy, Inc., 6.750%, due 08/15/17	3,090,564
1,000,000	C	Oncor Electric Delivery Co., 7.250%, due 01/15/33	929,266
5,500,000	C,S	PSEG Energy Holdings, LLC, 8.500%, due 06/15/11	5,211,888
6,110,000	C,S	Reliant Energy, Inc., 6.750%, due 12/15/14	5,529,550
2,377,294	#,C, S	Tenaska Alabama Partners LP, 7.000%, due 06/30/21	1,876,486
1,979,900		Texas Competitive Electric Holdings Co., LLC, 4.398%, due 10/10/14	1,381,806
989,924		Texas Competitive Electric Holdings Co., LLC, 5.370%, due 10/10/14	690,885
17,607		Texas Competitive Electric Holdings Co., LLC, 7.260%, due 10/10/14	12,288
9,090,000	#,C, S	Texas Competitive Electric Holdings Co., LLC, 10.500%, due 11/01/15	6,499,350
2,900,000	&,#, C,L	Texas Competitive Electric Holdings Co., LLC, 10.500%, due 11/01/16	1,464,500

			71,398,207

		Electrical Components & Equipment: 0.2%
1,750,000	@@	Legrand, 8.500%, due 02/15/25	1,533,903

			1,533,903

		Electronics: 1.0%
1,225,000	@@,C	Celestica, Inc., 7.625%, due 07/01/13	1,010,625
4,600,000	@@,C, S	Celestica, Inc., 7.875%, due 07/01/11	4,209,000
2,800,000	C,S	Communications & Power Industries, Inc., 8.000%, due 02/01/12	2,383,500

			7,603,125

See Accompanying Notes to Financial Statements

167

PORTFOLIO OF INVESTMENTS
ING PIMCO High Yield Portfolio
as of December 31, 2008 (continued)

Principal
Amount			Value

		Engineering & Construction: 0.1%
$782,168	@@	Grupo Ferrovial SA, 9.644%, due 04/07/11	$680,779

			680,779

		Entertainment: 0.1%
1,683,000	#,C, I	Choctaw Resort Development Enterprise, 7.250%, due 11/15/19	883,575

			883,575

		Environmental Control: 0.9%
4,000,000	C,S	Allied Waste North America, Inc., 7.125%, due 05/15/16	3,645,048
1,900,000	C	Allied Waste North America, Inc., 7.250%, due 03/15/15	1,769,141
1,550,000	C	Waste Management, Inc., 6.875%, due 05/15/09	1,542,940

			6,957,129

		Food: 0.6%
1,100,000		American Stores Co., 8.000%, due 06/01/26	693,000
3,150,000	C,S	Ingles Markets, Inc., 8.875%, due 12/01/11	2,756,250
400,000	C	Supervalu, Inc., 7.500%, due 11/15/14	330,000
1,000,000		WM Wrigley Jr. Co., 7.750%, due 07/17/14	959,167

			4,738,417

		Forest Products & Paper: 3.0%
650,000	@@,C	Cascades, Inc., 7.250%, due 02/15/13	334,750
2,625,000	#,C	Georgia-Pacific Corp., 7.000%, due 01/15/15	2,244,375
3,100,000	#,C, L	Georgia-Pacific Corp., 7.125%, due 01/15/17	2,619,500
4,965,000	S	Georgia-Pacific Corp., 7.375%, due 12/01/25	3,202,425
2,095,000	S	Georgia-Pacific Corp., 7.700%, due 06/15/15	1,602,675
15,380,000	C,S	Georgia-Pacific Corp., 8.000%, due 01/15/24	10,458,400
500,000	@@	Smurfit Capital Funding PLC, 7.500%, due 11/20/25	297,500
1,110,000	C	Verso Paper Holdings, LLC and Verson Paper, Inc., 6.943%, due 08/01/14	327,450
2,375,000	C,S	Verso Paper Holdings, LLC and Verson Paper, Inc., 9.125%, due 08/01/14	950,000
125,000		Weyerhaeuser Co., 2.466%, due 09/24/09	120,060
1,000,000		Willamette Industries, Inc., 6.450%, due 08/19/09	1,010,231

			23,167,366

		Healthcare — Products: 2.7%
5,200,000	C,S, L	Biomet, Inc., 10.000%, due 10/15/17	5,018,000
2,790,000	&,C, S	Biomet, Inc., 10.375%, due 10/15/17	2,218,050
13,085,000	C,S	Biomet, Inc., 11.625%, due 10/15/17	11,253,100
2,300,000	@@,S	Fresenius Medical Care Capital Trust, 7.875%, due 06/15/11	2,196,500

			20,685,650

		Healthcare — Services: 4.7%
23,202	I	Community Health Systems, Inc., 3.400%, due 07/02/14	18,179
166,094		Community Health Systems, Inc., 4.440%, due 07/02/14	130,135
1,194,896		Community Health Systems, Inc., 4.450%, due 07/02/14	936,201
46,404		Community Health Systems, Inc., 8.875%, due 07/02/14	36,357
9,110,000	C,S	Community Health Systems, Inc., 8.875%, due 07/15/15	8,426,750
675,000	C	DaVita, Inc., 6.625%, due 03/15/13	644,625
3,025,000	C,S	DaVita, Inc., 7.250%, due 03/15/15	2,888,875
1,965,000		HCA, Inc., 6.010%, due 11/14/13	1,553,578
2,175,000	C,S	HCA, Inc., 9.125%, due 11/15/14	2,022,750
18,495,000	C,S	HCA, Inc., 9.250%, due 11/15/16	17,015,400
2,250,000	&,C, S	HCA, Inc., 9.625%, due 11/15/16	1,760,625
675,000	C	Health Management Associates, Inc., 6.125%, due 04/15/16	421,875

			35,855,350

		Holding Companies — Diversified: 0.3%
275,000	@@,C	JSG Funding PLC, 7.750%, due 04/01/15	151,250
675,000	@@	Nordic Telephone Co. APS, 8.250%, due 05/01/16	628,649
601,914	@@	Nordic Telephone Co. APS, 5.449%, due 11/30/13	706,724
720,679	@@	Nordic Telephone Co. APS, 5.700%, due 11/30/14	846,168

			2,332,791

		Household Products/Wares: 0.1%
775,000	C	Clorox Co., 4.200%, due 01/15/10	765,831
1,000	C	Spectrum Brands, Inc., 7.375%, due 02/01/15	188

			766,019

		Insurance: 1.7%
325,000	L	American International Group, Inc., 4.613%, due 10/18/11	233,812
500,000	C	American International Group, Inc., 4.700%, due 10/01/10	441,915
5,425,000		American International Group, Inc., 5.850%, due 01/16/18	3,641,998
1,700,000	#,C	American International Group, Inc., 8.175%, due 05/15/58	662,143
9,500,000	#	American International Group, Inc., 8.250%, due 08/15/18	6,963,491

See Accompanying Notes to Financial Statements

168

PORTFOLIO OF INVESTMENTS
ING PIMCO High Yield Portfolio
as of December 31, 2008 (continued)

Principal
Amount			Value

		Insurance (continued)
GBP 1,000,000	C,I	American International Group, Inc., 8.625%, due 05/22/38	$488,836
$550,000	#	Metropolitan Life Global Funding I, 2.216%, due 06/25/10	494,275

			12,926,470

		Investment Companies: 0.1%
1,745,625	I	Local Insight Media Finance L.P., 7.770%, due 04/21/15	820,444

			820,444

		Lodging: 0.6%
980,000		Harrah’s Operating Co., Inc., 6.540%, due 01/28/15	568,400
15,000		Harrah’s Operating Co., Inc., 6.760%, due 01/28/15	8,700
4,100,000	#,C	Harrah’s Operating Co., Inc., 10.750%, due 02/01/16	1,189,000
800,000	C	MGM Mirage, Inc., 6.625%, due 07/15/15	492,000
225,000	C	MGM Mirage, Inc., 6.875%, due 04/01/16	143,438
300,000	C	Mirage Resorts, Inc., 7.250%, due 08/01/17	183,000
3,025,000	C,S	Wynn Las Vegas, LLC, 6.625%, due 12/01/14	2,299,000

			4,883,538

		Machinery — Diversified: 0.1%
1,000,000	C	Chart Industries, Inc., 9.125%, due 10/15/15	755,000

			755,000

		Media: 6.2%
4,130,000	C,S, L	CCO Holdings, LLC, 8.750%, due 11/15/13	2,622,550
1,525,000	#,C	Charter Communications Operating, LLC, 8.375%, due 04/30/14	1,174,250
1,325,000	C	CSC Holdings, Inc., 6.750%, due 04/15/12	1,219,000
2,450,000	S	CSC Holdings, Inc., 7.625%, due 04/01/11	2,321,375
6,800,000	S	CSC Holdings, Inc., 7.625%, due 07/15/18	5,338,000
2,700,000		CSC Holdings, Inc., 7.875%, due 02/15/18	2,133,000
1,300,000	C	Dex Media Finance/West, 8.500%, due 08/15/10	793,000
1,425,000	C	Dex Media West, LLC, 9.875%, due 08/15/13	342,000
900,000	C	Dex Media, Inc., 8.000%, due 11/15/13	171,000
5,500,000	C	DirecTV Holdings, LLC, 8.375%, due 03/15/13	5,500,000
800,000	C	Echostar DBS Corp., 6.375%, due 10/01/11	746,000
500,000	C	Echostar DBS Corp., 7.000%, due 10/01/13	436,250
9,575,000	C,S	Echostar DBS Corp., 7.125%, due 02/01/16	8,043,000
1,275,000	C	Echostar DBS Corp., 7.750%, due 05/31/15	1,090,125
63,796		Idearc, Inc., 3.440%, due 11/17/14	20,141
1,424,841		Idearc, Inc., 5.770%, due 11/17/14	449,842
EUR 3,060,000	@@,#, C,I	Lighthouse International Co. SA, 8.000%, due 04/30/14	2,041,702
$500,000	C	Local Insight Regatta Holdings, Inc., 11.000%, due 12/01/17	132,500
7,475,000	@@,C, S	Quebecor Media, Inc., 7.750%, due 03/15/16	5,083,000
2,375,000	C	R.H. Donnelley Corp., 6.875%, due 01/15/13	332,500
9,700,000	C,S	R.H. Donnelley Corp., 8.875%, due 01/15/16	1,503,500
325,000	C	R.H. Donnelley Corp., 8.875%, due 10/15/17	50,375
1,925,650	I	Tribune Co., 6.500%, due 06/04/14	373,898
1,175,000	@@,#, C,I	Unity Media GmbH, 10.375%, due 02/15/15	913,563
EUR 200,000	@@,C	Unitymedia Hessen GmbH & Co. KG, 7.702%, due 04/15/13	226,578
$1,500,000	@@	UPC Broadband Holding BV, 5.780%, due 12/31/14	1,428,274
EUR 1,125,000	@@,C, L	UPC Holding BV, 7.750%, due 01/15/14	1,235,405
EUR 1,625,000	@@,C	UPC Holding BV, 8.625%, due 01/15/14	1,818,356

			47,539,184

		Mining: 1.0%
1,925,000	C,S	Freeport-McMoRan Copper & Gold, Inc., 7.084%, due 04/01/15	1,272,906
1,500,000	C	Freeport-McMoRan Copper & Gold, Inc., 8.250%, due 04/01/15	1,276,470
5,975,000	C,S	Freeport-McMoRan Copper & Gold, Inc., 8.375%, due 04/01/17	4,892,031

			7,441,407

		Miscellaneous Manufacturing: 0.4%
1,600,000	C	Actuant Corp., 6.875%, due 06/15/17	1,212,000
2,000,000	@@	Bombardier, Inc., 7.250%, due 11/15/16	1,709,758
300,000	@@,#, C	Bombardier, Inc., 8.000%, due 11/15/14	265,500

			3,187,258

		Office/Business Equipment: 0.2%
1,650,000	C	Xerox Corp., 7.125%, due 06/15/10	1,549,235

			1,549,235

		Oil & Gas: 2.3%
450,000	C	Chesapeake Energy Corp., 6.625%, due 01/15/16	357,750
1,050,000	C	Chesapeake Energy Corp., 6.875%, due 01/15/16	845,250
6,995,000	C,S	Chesapeake Energy Corp., 7.000%, due 08/15/14	5,840,825
250,000	C,L	Chesapeake Energy Corp., 7.250%, due 12/15/18	196,250
337,000	@@,#, C	Citic Resources Finance Ltd., 6.750%, due 05/15/14	220,735
1,275,000	@@,#, C	Gaz Capital SA, 8.146%, due 04/11/18	905,250
3,000,000	C	Newfield Exploration Co., 7.125%, due 05/15/18	2,385,000

See Accompanying Notes to Financial Statements

169

PORTFOLIO OF INVESTMENTS
ING PIMCO High Yield Portfolio
as of December 31, 2008 (continued)

Principal
Amount			Value

		Oil & Gas (continued)
$4,230,000	@@,C	OPTI Canada, Inc., 8.250%, due 12/15/14	$2,305,350
50,000	C	Plains Exploration & Production Co., 7.750%, due 06/15/15	38,000
937,500	I	Quicksilver Resources, Inc., 7.750%, due 08/05/13	618,750
6,450,000	&,C	SandRidge Energy, Inc., 8.625%, due 04/01/15	3,418,500

			17,131,660

		Oil & Gas Services: 0.3%
3,425,000	@@,C, S	Compagnie Generale de Geophysique-Veritas, 7.500%, due 05/15/15	2,140,625
485,000	@@,C	Compagnie Generale de Geophysique-Veritas, 7.750%, due 05/15/17	283,725

			2,424,350

		Packaging & Containers: 1.0%
2,150,000	C,S	Berry Plastics Corp., 9.503%, due 02/15/15	1,494,250
3,650,000	C,S	Berry Plastics Holding Corp., 8.875%, due 09/15/14	1,606,000
590,000	C	Crown Americas, LLC and Crown Americas Capital Corp., 7.625%, due 11/15/13	587,050
2,125,000	C,S	Crown Americas, LLC and Crown Americas Capital Corp., 7.750%, due 11/15/15	2,125,000
1,450,000	@@,C	Norampac, Inc., 6.750%, due 06/01/13	659,750
1,400,000	C	Owens Brockway Glass Container, Inc., 6.750%, due 12/01/14	1,295,000

			7,767,050

		Pipelines: 4.0%
1,250,000	C	Colorado Interstate Gas Co., 5.950%, due 03/15/15	1,046,728
297,000	C	Dynegy Holdings, Inc., 6.875%, due 04/01/11	261,360
1,375,000	C	Dynegy Holdings, Inc., 7.125%, due 05/15/18	845,625
2,550,000	S	Dynegy Holdings, Inc., 7.500%, due 06/01/15	1,797,750
2,000,000		Dynegy Holdings, Inc., 8.375%, due 05/01/16	1,430,000
6,650,000	C,S	El Paso Corp., 7.000%, due 06/15/17	5,237,573
150,000		El Paso Corp., 8.050%, due 10/15/30	98,492
600,000	C	Enterprise Products Operating L.P., 7.034%, due 01/15/68	282,362
2,850,000	C,S	Enterprise Products Operating L.P., 8.375%, due 08/01/66	1,569,290
8,425,000	@@,C, S	Kinder Morgan Finance Co. ULC, 5.700%, due 01/05/16	6,318,750
200,000	C	Knight, Inc., 5.150%, due 03/01/15	150,000
800,000	#,C	NGPL PipeCo, LLC, 7.119%, due 12/15/17	721,300
1,769,837	C,S	Roseton/Danskammer, 7.270%, due 11/08/10	1,716,742
1,575,000	C	Roseton/Danskammer, 7.670%, due 11/08/16	1,119,234
5,260,000	#,±, C	SemGroup LP, 8.750%, due 11/15/15	210,400
4,000,000	C,S	Sonat, Inc., 7.000%, due 02/01/18	3,087,248
1,475,000	C	Sonat, Inc., 7.625%, due 07/15/11	1,352,189
1,975,000	C,S	Williams Cos., Inc., 7.625%, due 07/15/19	1,545,517
2,375,000	C	Williams Partners LP/Williams Partners Finance Corp., 7.250%, due 02/01/17	1,878,912

			30,669,472

		Real Estate: 0.5%
550,000	C	Forest City Enterprises, Inc., 7.625%, due 06/01/15	195,250
25,000	C	Ventas Realty L.P./Ventas Capital Corp., 6.500%, due 06/01/16	18,438
475,000	C	Ventas Realty L.P./Ventas Capital Corp., 6.625%, due 10/15/14	363,375
1,100,000	C	Ventas Realty L.P./Ventas Capital Corp., 6.750%, due 04/01/17	841,500
2,000,000	C,S	Ventas Realty L.P./Ventas Capital Corp., 7.125%, due 06/01/15	1,575,000
810,000	C	Ventas Realty L.P./Ventas Capital Corp., 9.000%, due 05/01/12	724,950

			3,718,513

		Retail: 2.3%
300,000		Albertson’s, Inc., 6.570%, due 02/23/28	141,000
3,300,000	C,S	Albertson’s, Inc., 7.450%, due 08/01/29	1,963,500
3,050,000	S	Albertson’s, Inc., 7.750%, due 06/15/26	1,875,750
500,000	C	Albertson’s, Inc., 8.000%, due 05/01/31	302,500
2,900,000	C,S	AmeriGas Partners LP, 7.125%, due 05/20/16	2,334,500
3,560,000	C,S	Amerigas Partners LP, 7.250%, due 05/20/15	2,919,200
150,000	C	Ferrellgas Escrow, LLC, 6.750%, due 05/01/14	104,250
3,350,000	#,C	Ferrellgas Partners LP, 6.750%, due 05/01/14	2,328,250
3,520,000	C,S	Ferrellgas Partners LP, 8.750%, due 06/15/12	2,481,600
2,000,000	C,L	NPC International, Inc., 9.500%, due 05/01/14	1,460,000
2,060,000	C,S	Suburban Propane Partners LP, 6.875%, due 12/15/13	1,699,500

			17,610,050

		Semiconductors: 0.9%
7,360,000	C,S	Freescale Semiconductor, Inc., 8.875%, due 12/15/14	3,275,200
2,200,000	&,C	Freescale Semiconductor, Inc., 9.125%, due 12/15/14	517,000
6,425,000	@@,C, S	Sensata Technologies BV, 8.000%, due 05/01/14	2,923,375

			6,715,575

See Accompanying Notes to Financial Statements

170

PORTFOLIO OF INVESTMENTS
ING PIMCO High Yield Portfolio
as of December 31, 2008 (continued)

Principal
Amount			Value

		Software: 1.3%
$1,871,360		First Data Corp., 3.210%, due 09/24/14	$1,211,706
123,602		First Data Corp., 6.510%, due 09/24/14	80,032
13,850,000	C	First Data Corporation, 9.875%, due 09/24/15	8,448,500

			9,740,238

		Telecommunications: 10.5%
1,994,962		ALLTEL Communications, LLC, 3.398%, due 05/15/15	1,963,613
EUR 650,000	@@,C	BCM Ireland Finance Ltd., 9.245%, due 08/15/16	456,283
$120,000	C	Cincinnati Bell, Inc., 7.000%, due 02/15/15	92,400
520,000	C,L	Cincinnati Bell, Inc., 7.250%, due 07/15/13	460,200
3,475,000	C,S	Citizens Communications Co., 7.125%, due 03/15/19	2,345,625
1,500,000	C	Cricket Communications, Inc., 9.375%, due 11/01/14	1,357,500
575,000	C	Frontier Communications Co., 6.250%, due 01/15/13	491,625
500,000		Frontier Communications Co., 7.450%, due 07/01/35	248,750
1,950,000	C	Frontier Communications Co., 7.875%, due 01/15/27	1,140,750
2,210,000	C,S	Frontier Communications Co., 9.000%, due 08/15/31	1,403,350
650,000	C	Frontier Communications Co., 9.250%, due 05/15/11	620,750
1,127,209		Hawaiian Telcom Communications, Inc., 6.260%, due 06/01/14	438,807
600,000	±,C	Hawaiian Telcom Communications, Inc., 9.750%, due 05/01/13	48,000
1,800,000	C	MetroPCS Wireless, Inc., 9.250%, due 11/01/14	1,620,000
5,350,000	@@,#, C,S,I	Nordic Telephone Co. APS, 8.875%, due 05/01/16	3,771,750
2,890,000	@@,S	Nortel Networks Ltd., 9.003%, due 07/15/11	736,950
7,225,000	@@,C, S	Nortel Networks Ltd., 10.125%, due 07/15/13	1,950,750
1,100,000		Northwestern Bell Telephone, 7.750%, due 05/01/30	660,000
2,000,000	@@,C, S	NTL Cable PLC, 9.125%, due 08/15/16	1,490,000
5,000,000	C	Qwest Capital Funding, Inc., 7.900%, due 08/15/10	4,575,000
1,725,000	C	Qwest Communications International, Inc., 7.250%, due 02/15/11	1,509,375
6,328,000	C,S	Qwest Communications International, Inc., 7.500%, due 02/15/14	4,556,160
2,450,000	S	Qwest Corp., 5.246%, due 06/15/13	1,837,500
2,500,000	C,S	Qwest Corp., 7.500%, due 06/15/23	1,762,500
3,350,000	C,S	Qwest Corp., 8.875%, due 03/15/12	3,115,500
1,300,000	C	Sprint Capital Corp., 6.375%, due 05/01/09	1,291,976
14,465,000	C,S	Sprint Capital Corp., 6.900%, due 05/01/19	10,287,031
11,500,000	C	Sprint Capital Corp., 8.750%, due 03/15/32	7,777,117
5,050,000	C	Sprint Nextel Corp., 6.000%, due 12/01/16	3,565,351
132,064	@@	Telesat Canada, Inc., 5.200%, due 10/22/14	93,766
15,785		Telesat Canada, Inc., 5.890%, due 10/31/14	10,908
51,762	@@	Telesat Canada, Inc., 6.280%, due 10/22/14	36,751
549,020	@@	Telesat Canada, Inc., 6.420%, due 10/22/14	389,804
183,627		Telesat Canada, Inc., 6.520%, due 10/22/14	126,900
62,928	@@	Telesat Canada, Inc., 6.770%, due 10/22/14	44,679
4,300,000	#,C	Telesat Canada/Telesat, LLC, 11.000%, due 11/01/15	3,096,000
600,000	#,C, I	Telesat Canada/Telesat, LLC, 12.500%, due 11/01/17	363,000
3,225,000	C,S	Time Warner Telecom Holdings, Inc., 9.250%, due 02/15/14	2,660,625
6,300,000	C,S	West Corp., 9.500%, due 10/15/14	3,496,500
614,758		Wind Acquisition Finance SA, 1.750%, due 12/21/11	545,598
1,200,000	@@,#, C,I	Wind Acquisition Finance SA, 10.750%, due 12/01/15	1,038,000
7,815,000	C,S	Windstream Corp., 8.625%, due 08/01/16	6,955,350

			80,432,494

		Toys/Games/Hobbies: 0.1%
1,000,000		Mattel, Inc., 2.396%, due 06/15/09	1,000,625

			1,000,625

		Transportation: 0.2%
143,361		Amadeus IT Group SA, 4.410%, due 04/08/14	61,884
1,500,000	@@,C	Kansas City Southern de Mexico SA de CV, 9.375%, due 05/01/12	1,380,000

			1,441,884

		Total Corporate Bonds/Notes (Cost $801,632,414)	625,207,958

U.S. GOVERNMENT AGENCY OBLIGATIONS: 0.9%

		Federal National Mortgage Association##: 0.9%
6,717,882		5.500%, due 02/01/38	6,899,213

		Total U.S. Government Agency Obligations (Cost $6,747,335)	6,899,213

ASSET-BACKED SECURITIES: 0.5%

		Home Equity Asset-Backed Securities: 0.0%
300,000	C	MASTR Asset-Backed Securities Trust, 0.681%, due 11/25/36	69,526

			69,526

See Accompanying Notes to Financial Statements

171

PORTFOLIO OF INVESTMENTS
ING PIMCO High Yield Portfolio
as of December 31, 2008 (continued)

Principal
Amount			Value

		Other Asset-Backed Securities: 0.5%
$52,389	C	GSAMP Trust, 0.541%, due 12/25/36	$37,950
67,714	C	Lehman XS Trust, 0.691%, due 04/25/46	28,647
2,200,000	C	Merrill Lynch First Franklin Mortgage Loan, 0.591%, due 07/25/37	1,401,680
1,308,846	#,C	Structured Asset Securities Corp., 0.621%, due 05/25/37	1,052,189
2,459,467	C	Structured Asset Securities Corp., 0.771%, due 06/25/35	1,359,626

			3,880,092

		Total Asset-Backed Securities (Cost $4,236,619)	3,949,618

COLLATERALIZED MORTGAGE OBLIGATIONS: 2.4%
110,254	C	American Home Mortgage Assets, 0.661%, due 05/25/46	43,582
61,636	C	American Home Mortgage Assets, 0.661%, due 09/25/46	24,549
154,031	C	American Home Mortgage Assets, 0.681%, due 10/25/46	53,930
1,967,471	C	American Home Mortgage Assets, 3.176%, due 11/25/46	669,514
1,138,609	C	American Home Mortgage Assets, 6.250%, due 06/25/37	514,517
49,258	C	American Home Mortgage Investment Trust, 5.660%, due 09/25/45	23,424
86,749	C	Bear Stearns Adjustable Rate Mortgage Trust, 5.472%, due 05/25/47	50,306
74,512	C	Chase Mortgage Finance Corp., 5.431%, due 03/25/37	47,539
178,721	C	Citigroup Mortgage Loan Trust, Inc., 6.012%, due 09/25/37	94,173
88,736	C	Countrywide Alternative Loan Trust, 0.661%, due 09/25/46	34,752
228,166	C	Countrywide Alternative Loan Trust, 0.703%, due 12/20/46	99,497
68,610	C	Countrywide Alternative Loan Trust, 0.718%, due 07/20/46	28,200
28,068	C	Countrywide Alternative Loan Trust, 0.731%, due 06/25/35	11,415
53,711	C	Countrywide Alternative Loan Trust, 0.838%, due 11/20/35	26,971
3,233,865	C	Countrywide Alternative Loan Trust, 0.841%, due 02/25/37	1,117,637
42,272	C	Countrywide Alternative Loan Trust, 3.256%, due 12/25/35	20,807
600,346	C	Countrywide Alternative Loan Trust, 5.886%, due 11/25/35	287,829
77,434	C	Countrywide Alternative Loan Trust, 5.894%, due 02/25/37	41,772
307,363	C	Countrywide Alternative Loan Trust, 6.000%, due 11/25/36	157,144
364,143	C	Countrywide Alternative Loan Trust, 6.000%, due 01/25/37	196,767
89,319	C	Countrywide Alternative Loan Trust, 6.500%, due 11/25/37	47,280
864,976	C	Countrywide Home Loan Mortgage Pass-through Trust, 0.811%, due 03/25/36	213,514
672,087	C	Countrywide Home Loan Mortgage Pass-through Trust, 5.367%, due 10/20/35	347,393
920,710	C	Credit Suisse First Boston Mortgage Securities Corp., 5.435%, due 09/15/34	853,254
500,000	C	Greenpoint Mortgage Funding Trust, 0.791%, due 09/25/46	18,886
2,750,000	C	Greenwich Capital Commercial Funding Corp., 5.444%, due 03/10/39	2,101,483
3,500,000	C	GS Mortgage Securities Corp. II, 5.560%, due 11/10/39	2,786,834
72,828	C	GSR Mortgage Loan Trust, 5.181%, due 01/25/36	50,285
70,677	C	Harborview Mortgage Loan Trust, 0.761%, due 07/19/46	28,798
399,224	C	Harborview Mortgage Loan Trust, 3.106%, due 12/19/36	154,865
640,287	C	Harborview Mortgage Loan Trust, 5.750%, due 08/19/36	315,922
67,707	C	Indymac Index Mortgage Loan Trust, 0.661%, due 09/25/46	27,450
63,674	C	Indymac Index Mortgage Loan Trust, 0.671%, due 06/25/47	27,921
1,926,957	C	Indymac Index Mortgage Loan Trust, 5.627%, due 11/25/35	994,785
376,772	C	JPMorgan Alternative Loan Trust, 5.550%, due 10/25/36	292,009
1,250,000	C	JPMorgan Chase Commercial Mortgage Securities Corp., 5.794%, due 02/12/51	912,245
711,177	C	JPMorgan Mortgage Trust, 4.876%, due 04/25/35	549,096
150,000	C	LB-UBS Commercial Mortgage Trust, 5.372%, due 09/15/39	118,127
386,365	C	LB-UBS Commercial Mortgage Trust, 6.510%, due 12/15/26	380,939
81,626	C	Luminent Mortgage Trust, 0.641%, due 12/25/36	35,993
46,698	C	MASTR Adjustable Rate Mortgages Trust, 0.681%, due 04/25/46	18,382
148,415	C	Merrill Lynch Mortgage Investors Trust, 7.560%, due 11/15/31	148,072

See Accompanying Notes to Financial Statements

172

PORTFOLIO OF INVESTMENTS
ING PIMCO High Yield Portfolio
as of December 31, 2008 (continued)

Principal
Amount			Value

$75,855	C	Merrill Lynch Mortgage-Backed Securities, 5.819%, due 04/25/37	$54,320
17,122	C	Morgan Stanley Mortgage Loan Trust, 0.781%, due 01/25/35	9,033
1,325,477	C	Residential Accredit Loans, Inc., 0.801%, due 03/25/37	392,387
2,171,315	C	Residential Accredit Loans, Inc., 6.500%, due 07/25/37	1,129,715
557,711	C	Structured Adjustable Rate Mortgage Loan Trust, 5.950%, due 02/25/36	265,171
632,525	C	Structured Asset Mortgage Investments, Inc., 0.651%, due 09/25/47	318,539
78,988	C	Structured Asset Mortgage Investments, Inc., 0.661%, due 07/25/46	34,586
65,138	C	Structured Asset Mortgage Investments, Inc., 0.691%, due 05/25/46	26,195
4,600,000	C	Structured Asset Mortgage Investments, Inc., 0.691%, due 09/25/47	965,862
1,102,800	C	Suntrust Alternative Loan Trust, 0.821%, due 04/25/36	459,166
70,195		United Air Lines, Inc., 6.071%, due 03/01/13	65,984
73,663	C	Washington Mutual Mortgage Pass-through Certificates, 2.956%, due 02/25/47	27,444
77,423	C	Washington Mutual Mortgage Pass-through Certificates, 2.956%, due 03/25/47	28,883
79,287	C	Washington Mutual Mortgage Pass-through Certificates, 3.016%, due 04/25/47	34,915
70,651	C	Washington Mutual Mortgage Pass-through Certificates, 3.076%, due 12/25/46	26,547
82,812	C	Washington Mutual Mortgage Pass-through Certificates, 5.449%, due 02/25/37	49,469
82,494	C	Washington Mutual Mortgage Pass-through Certificates, 5.606%, due 12/25/36	41,060
84,067	C	Washington Mutual Mortgage Pass-through Certificates, 5.653%, due 05/25/37	56,573
79,440	C	Washington Mutual Mortgage Pass-through Certificates, 5.706%, due 02/25/37	43,434
78,309	C	Washington Mutual Mortgage Pass-through Certificates, 5.863%, due 02/25/37	55,139
64,582	C	Washington Mutual Mortgage Pass-through Certificates, 5.929%, due 09/25/36	37,427
76,528	C	Wells Fargo Mortgage-Backed Securities Trust, 5.594%, due 07/25/36	42,206

		Total Collateralized Mortgage Obligations (Cost $22,186,295)	18,131,913

MUNICIPAL BONDS: 0.1%

		California: 0.1%
600,000	C	Palomar Community College District, 4.750%, due 05/01/32	514,050

			514,050

		New Jersey: 0.0%
200,000	C	Tobacco Settlement Financing Corp., 5.000%, due 06/01/41	97,248

			97,248

		Puerto Rico: 0.0%
1,600,000	Z,C	Puerto Rico Sales Tax Financing Corp., 8.000%, due 08/01/54	56,336

			56,336

		Total Municipal Bonds (Cost $920,813)	667,634

Shares			Value

PREFERRED STOCK: 2.3%

		Auto Manufacturers: 0.1%
120,000	P	General Motors Corp.	$412,800

			412,800

		Banks: 2.1%
11,500	S	Bank of America Corp.	7,475,000
11,000	P	Citigroup, Inc.	307,890
11,450		Wachovia Corp.	8,587,500

			16,370,390

		Insurance: 0.0%
11,700		American International Group, Inc.	99,450

			99,450

		Mining: 0.1%
7,100		Freeport-McMoRan Copper & Gold, Inc. — Non Voting	336,895

			336,895

		Total Preferred Stock (Cost $21,647,965)	17,219,535

Notional			Value
Amount			in $

POSITIONS IN PURCHASED OPTIONS: 4.5%

		Interest Rate Swaptions: 4.5%
$73,600,000		Call Swaption OTC — Barclays Bank PLC 3-Month USD-LIBOR — Fund Pays Floating Strike @ 4.250%-Exp 07/06/09	$3,619,672

See Accompanying Notes to Financial Statements

173

PORTFOLIO OF INVESTMENTS
ING PIMCO High Yield Portfolio
as of December 31, 2008 (continued)

Notional			Value
Amount			in $

		Interest Rate Swaptions (continued)
$180,000,000		Call Swaption OTC — Barclays Bank PLC 3-Month USD-LIBOR — Fund Pays Floating Strike @ 4.750%-Exp 09/08/09	$10,254,137
20,900,000		Call Swaption OTC — Credit Suisse International 3 Month USD-LIBOR — Fund Pays Floating Strike @ 4.750%-Exp 09/08/09	1,190,619
177,400,000		Call Swaption OTC — Morgan Stanley Capital Services Inc. 3 Month USD-LIBOR — Fund Pays Floating Strike @ 4.250%-Exp 07/06/09	8,724,591
54,500,000		Call Swaption OTC — The Royal Bank of Scotland PLC 3-month USD-LIBOR — Fund Pays Floating Strike @ 4.750%-Exp 09/08/09	3,104,725
177,600,000	I	Call Swaption OTC — The Royal Bank of Scotland PLC 3 Month USD-LIBOR — Fund Pays Floating Strike @ 4.000%-Exp 09/18/09	7,486,453

		Total Positions in Purchased Options (Cost $6,492,774)	34,380,197

		Total Long-Term Investments (Cost $877,610,464)	716,443,163

Principal
Amount			Value

SHORT-TERM INVESTMENTS: 13.7%

		Certificates of Deposit: 0.4%
$550,000	@@	UBS AG, 2.121%, due 03/17/09	$550,044
1,725,000		Unicredito Italiano/New York, 1.640%, due 05/18/09	1,724,310
550,000		Unicredito Italiano/New York, 1.795%, due 05/15/09	549,681

		Total Certificates of Deposit (Cost $2,822,531)	2,824,035

		Commercial Paper: 0.8%
3,100,000		Goldman Sachs Group, Inc., 2.390%, due 01/22/09	3,095,483
3,100,000		Morgan Stanley, 5.480%, due 01/22/09	3,089,647
550,135		Tribune Co., 7.080%, due 05/30/09	155,138

		Total Commercial Paper (Cost $6,725,889)	6,340,268

		U.S. Government Agency Obligations: 10.4%
3,300,000	Z	Fannie Mae, 0.060%, due 02/13/09	3,299,758
31,000,000	Z	Fannie Mae, 0.270%, due 02/03/09	30,992,088
23,100,000	Z	Federal Home Loan Bank, 0.008%, due 01/06/09	23,100,052
22,500,000	Z	Federal Home Loan Bank, 0.020%, due 01/21/09	22,499,795

		Total U.S. Government Agency Obligations (Cost $79,891,693)	79,891,693

		Securities Lending CollateralCC: 2.1%
16,100,822		Bank of New York Mellon Corp. Institutional Cash Reserves	15,866,854

		Total Securities Lending Collateral (Cost $16,100,822)	15,866,854

		Total Short-Term Investments (Cost $105,540,935)	104,922,850

	Total Investments in Securities
	(Cost $983,151,399)*	107.5%	$821,366,013
	Other Assets and Liabilities - Net	(7.5)	(57,022,429)

	Net Assets	100.0%	$764,343,584

@@	Foreign Issuer
&	Payment-in-kind
MASTR	Mortgage Asset Securitization Transaction, Inc.
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
C	Bond may be called prior to maturity date.
P	Preferred Stock may be called prior to convertible date.
cc	Securities purchased with cash collateral for securities loaned.
##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.
S	All or a portion of this security is segregated to cover collateral requirements for applicable futures, options, swaps, foreign forward currency contracts and/or when-issued or delayed-delivery securities.
I	Illiquid security
L	Loaned security, a portion or all of the security is on loan at December 31, 2008.
±	Defaulted security
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.
EUR	EU Euro
GBP	British Pound
The Portfolio received $10,270,000 principal value in U.S. Treasury Bills and $2,480,000 in cash as collateral for swaps, when-issued or delayed delivery securities and forward foreign currency contracts. Cash collateral received may be invested in accordance with the Portfolio’s investment strategy. Collateral received as securities cannot be repledged.

*	Cost for federal income tax purposes is $985,655,333.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$39,219,659
Gross Unrealized Depreciation	(203,508,979)

Net Unrealized Depreciation	$(164,289,320)

See Accompanying Notes to Financial Statements

174

PORTFOLIO OF INVESTMENTS
ING PIMCO High Yield Portfolio
as of December 31, 2008 (continued)

The following table summarizes the inputs used as of December 31, 2008 in determining the Portfolio’s investments at fair value for purposes of SFAS 157:

	Investments in	Other Financial
	Securities	Instruments*

Level 1 — Quoted Prices	$—	$—
Level 2 — Other Significant Observable Inputs	819,608,160	(52,216,695)
Level 3 — Significant Unobservable Inputs	1,757,853	(2,402,609)

Total	$821,366,013	$(54,619,304)

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended December 31, 2008, was as follows:

	Investments in	Other Financial
	Securities	Instruments*

Beginning Balance at 12/31/07	$7,080,084	$(199,688)
Net Purchases/(Sales)	(3,224)	142,801
Accrued Discounts/(Premiums)	—	—
Total Realized Gain/(Loss)	4,791	(142,800)
Total Unrealized Appreciation/(Depreciation)	(1,336,235)	(2,015,204)
Net Transfers In/(Out) of Level 3	(3,987,563)	(187,718)

Ending Balance at 12/31/08	$1,757,853	$(2,402,609)

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

For the year ended December 31, 2008, total change in unrealized gain (loss) on Level 3 securities included in the change in net assets was $(3,703,377). Total unrealized gain (loss) for all securities (including Level 1 and Level 2) can be found on the accompanying Statement of Operations.

At December 31, 2008 the following forward foreign currency contracts were outstanding for the ING PIMCO High Yield Portfolio:

			In		Unrealized
		Settlement	Exchange		Appreciation
Currency	Buy/Sell	Date	For	Value	(Depreciation)
			USD

Brazilian Real BRL 1,373,320	BUY	2/3/09	568,546	580,777	$12,233
Brazilian Real BRL 15,998,700	BUY	6/2/09	8,464,919	6,525,498	(1,939,421)
Chinese Yuan CNY 3,352,700	BUY	7/15/09	520,000	482,861	(37,139)
Chinese Yuan CNY 4,831,875	BUY	7/15/09	750,000	695,895	(54,105)
Chinese Yuan CNY 1,465,812	BUY	7/15/09	228,000	211,109	(16,891)
Chinese Yuan CNY 2,198,752	BUY	7/15/09	342,000	316,668	(25,332)
Chinese Yuan CNY 1,476,592	BUY	7/15/09	229,000	212,661	(16,339)
Chinese Yuan CNY 5,942,280	BUY	7/15/09	920,000	855,817	(64,183)
Chinese Yuan CNY 4,962,192	BUY	7/15/09	760,000	714,663	(45,337)
EU Euro EUR 466,920	BUY	1/13/09	584,000	648,650	64,650
British Pound GBP 336,000	BUY	1/13/09	513,442	482,901	(30,541)
British Pound GBP 286,000	BUY	1/13/09	441,747	411,041	(30,706)
Mexican Peso MXN 176,310	BUY	5/19/09	12,929	12,279	(650)
Malaysian Ringgit MYR 2,920,000	BUY	2/12/09	837,036	842,725	5,689
Malaysian Ringgit MYR 1,087,015	BUY	2/12/09	310,000	313,717	3,717
Malaysian Ringgit MYR 1,095,773	BUY	2/12/09	310,000	316,245	6,245
Malaysian Ringgit MYR 2,586,060	BUY	2/12/09	720,000	746,348	26,348
Malaysian Ringgit MYR 1,319,877	BUY	2/12/09	372,847	380,922	8,075
Malaysian Ringgit MYR 3,373,048	BUY	2/12/09	969,267	973,476	4,209
Malaysian Ringgit MYR 1,086,085	BUY	4/14/09	310,000	313,372	3,372
Malaysian Ringgit MYR 1,083,605	BUY	4/14/09	310,000	312,657	2,657
Malaysian Ringgit MYR 2,215,080	BUY	4/14/09	630,000	639,125	9,125
Malaysian Ringgit MYR 210,660	BUY	4/14/09	60,000	60,783	783
Malaysian Ringgit MYR 1,125,440	BUY	4/14/09	320,000	324,727	4,727
Malaysian Ringgit MYR 1,405,755	BUY	4/14/09	390,000	405,608	15,608
Philippine Peso PHP 4,700,000	BUY	2/6/09	104,282	98,412	(5,870)
Philippine Peso PHP 4,100,000	BUY	2/6/09	91,111	85,849	(5,262)
Philippine Peso PHP 4,700,000	BUY	2/6/09	104,236	98,412	(5,824)
Philippine Peso PHP 15,600,000	BUY	2/6/09	348,915	326,644	(22,271)
Philippine Peso PHP 6,400,000	BUY	2/6/09	144,372	134,008	(10,364)
Philippine Peso PHP 6,300,000	BUY	2/6/09	142,212	131,914	(10,298)
Philippine Peso PHP 8,200,000	BUY	2/6/09	185,185	171,698	(13,487)
Philippine Peso PHP 10,400,000	BUY	2/6/09	234,657	217,763	(16,894)
Philippine Peso PHP 8,100,000	BUY	2/6/09	181,087	169,604	(11,483)
Philippine Peso PHP 4,200,000	BUY	2/6/09	93,708	87,943	(5,765)
Philippine Peso PHP 4,200,000	BUY	2/6/09	93,375	87,943	(5,432)
Philippine Peso PHP 4,200,000	BUY	2/6/09	93,044	87,943	(5,101)
Philippine Peso PHP 8,100,000	BUY	2/6/09	179,482	169,604	(9,878)
Philippine Peso PHP 4,100,000	BUY	2/6/09	90,738	85,849	(4,889)
Philippine Peso PHP 4,100,000	BUY	2/6/09	90,788	85,849	(4,939)
Philippine Peso PHP 4,000,000	BUY	2/6/09	87,623	83,755	(3,868)

See Accompanying Notes to Financial Statements

175

PORTFOLIO OF INVESTMENTS
ING PIMCO High Yield Portfolio
as of December 31, 2008 (continued)

			In		Unrealized
		Settlement	Exchange		Appreciation
Currency	Buy/Sell	Date	For	Value	(Depreciation)
			USD

Philippine Peso PHP 8,026,570	BUY	2/6/09	175,176	168,066	$(7,110)
Philippine Peso PHP 59,510,000	BUY	2/6/09	1,234,647	1,246,065	11,418
Philippine Peso PHP 6,692,370	BUY	2/6/09	133,049	140,130	7,081
Philippine Peso PHP 33,143,200	BUY	5/6/09	680,000	689,560	9,560
Philippine Peso PHP 19,400,000	BUY	5/6/09	400,000	403,626	3,626
Philippine Peso PHP 32,619,600	BUY	5/6/09	680,000	678,666	(1,334)
Philippine Peso PHP 2,653,600	BUY	5/6/09	53,990	55,209	1,219
Russian Ruble RUB 53,156,250	BUY	5/6/09	2,180,322	1,542,195	(638,127)
Russian Ruble RUB 29,736,875	BUY	5/6/09	1,225,000	862,740	(362,260)
Russian Ruble RUB 37,767,802	BUY	5/6/09	1,199,740	1,095,738	(104,001)
Singapore Dollar SGD 468,064	BUY	4/14/09	320,000	324,388	4,388
Singapore Dollar SGD 468,640	BUY	4/14/09	320,000	324,788	4,788
Singapore Dollar SGD 453,127	BUY	4/14/09	310,000	314,036	4,036
Singapore Dollar SGD 591,730	BUY	4/14/09	400,000	410,094	10,094
Singapore Dollar SGD 711,744	BUY	4/14/09	480,000	493,269	13,269
Singapore Dollar SGD 702,624	BUY	4/14/09	480,000	486,949	6,949
Singapore Dollar SGD 697,728	BUY	4/14/09	480,000	483,555	3,555
Singapore Dollar SGD 694,272	BUY	7/30/09	480,000	481,048	1,048

					$(3,266,632)

Brazilian Real BRL 1,373,320	SELL	2/3/09	556,000	580,777	(24,777)
Brazilian Real BRL 15,998,700	SELL	6/2/09	6,404,604	6,525,498	(120,894)
EU Euro EUR 358,000	SELL	1/13/09	447,960	497,338	(49,378)
EU Euro EUR 2,305,000	SELL	1/13/09	2,929,632	3,202,132	(272,500)
EU Euro EUR 9,840,000	SELL	1/13/09	12,428,314	13,669,837	(1,241,523)
EU Euro EUR 520,000	SELL	1/13/09	717,132	722,390	(5,258)
British Pound GBP 932,703	SELL	1/13/09	1,381,520	1,340,487	41,033
British Pound GBP 1,011,000	SELL	1/13/09	1,498,666	1,453,016	45,650
British Pound GBP 897,000	SELL	1/13/09	1,330,143	1,289,174	40,969
British Pound GBP 6,000	SELL	1/13/09	8,816	8,623	193
Mexican Peso MXN 176,310	SELL	5/19/09	12,957	12,279	678
Malaysian Ringgit MYR 4,552,762	SELL	2/12/09	1,287,000	1,313,947	(26,947)
Malaysian Ringgit MYR 4,756,906	SELL	2/12/09	1,343,000	1,372,864	(29,864)
Malaysian Ringgit MYR 3,072,104	SELL	2/12/09	833,000	886,623	(53,623)
Malaysian Ringgit MYR 3,753,577	SELL	4/14/09	1,085,319	1,083,034	2,285
Malaysian Ringgit MYR 3,373,048	SELL	4/14/09	965,936	973,238	(7,302)
Philippine Peso PHP 41,473,040	SELL	2/6/09	868,000	868,394	(394)
Philippine Peso PHP 31,911,400	SELL	2/6/09	620,000	668,185	(48,185)
Philippine Peso PHP 28,396,800	SELL	2/6/09	576,000	594,594	(18,594)
Philippine Peso PHP 73,847,700	SELL	2/6/09	1,458,000	1,546,279	(88,279)
Philippine Peso PHP 87,816,400	SELL	5/6/09	1,702,198	1,827,061	(124,863)
Russian Ruble RUB 12,002,760	SELL	5/6/09	396,000	348,230	47,770
Russian Ruble RUB 15,822,100	SELL	5/6/09	490,000	459,038	30,962
Russian Ruble RUB 12,387,200	SELL	5/6/09	392,000	359,383	32,617
Russian Ruble RUB 70,432,670	SELL	5/6/09	2,231,000	2,043,426	187,574
Russian Ruble RUB 10,016,197	SELL	5/6/09	299,617	290,595	9,022
Singapore Dollar SGD 1,123,584	SELL	4/14/09	768,000	778,692	(10,692)
Singapore Dollar SGD 315,428	SELL	4/14/09	207,970	218,605	(10,635)
Singapore Dollar SGD 634,174	SELL	4/14/09	417,000	439,509	(22,509)
Singapore Dollar SGD 2,020,472	SELL	4/14/09	1,407,406	1,400,273	7,133
Singapore Dollar SGD 694,272	SELL	7/30/09	484,198	481,048	3,150

					$(1,707,181)

See Accompanying Notes to Financial Statements

176

PORTFOLIO OF INVESTMENTS
ING PIMCO High Yield Portfolio
as of December 31, 2008 (continued)

ING PIMCO High Yield Portfolio Written Options Open on December 31, 2008:

Interest Rate Swaptions

		Floating Rate	Pay/
		Index/Underlying	Receive	Exercise	Expiration		Notional	Premium
Description	Counterparty	Reference Entity	Floating	Rate	Date		Amount	Received	Value

Put — OTC Interest Rate Swap	Morgan Stanley Capital Services Inc.	3-Month USD-LIBOR	Pay	4.250%	05/06/09	USD	11,600,000	$220,400	$(19,679)
Call — OTC Interest Rate Swap	Barclays Bank PLC	3-Month USD-LIBOR	Receive	4.900%	07/06/09	USD	24,500,000	683,550	(3,812,424)
Call — OTC Interest Rate Swap	Barclays Bank PLC	3-Month USD-LIBOR	Receive	5.150%	09/08/09	USD	60,000,000	1,554,000	(10,093,616)
Call — OTC Interest Rate Swap	Credit Suisse International	3-Month USD-LIBOR	Receive	5.150%	09/08/09	USD	5,800,000	179,655	(975,716)
Call — OTC Interest Rate Swap	Morgan Stanley Capital Services Inc.	3-Month USD-LIBOR	Receive	3.250%	05/06/09	USD	11,600,000	213,440	(706,535)
Call — OTC Interest Rate Swap	Morgan Stanley Capital Services Inc.	3-Month USD-LIBOR	Receive	4.900%	07/06/09	USD	59,100,000	1,666,620	(9,196,499)
Call — OTC Interest Rate Swap	The Royal Bank of Scotland PLC	3-Month USD-LIBOR	Receive	5.150%	09/08/09	USD	18,200,000	562,608	(3,061,730)
Call — OTC Interest Rate Swap	The Royal Bank of Scotland PLC	3-Month USD-LIBOR	Receive	4.550%	09/18/09	USD	59,200,000	1,608,760	(7,754,707)

								$6,689,033	$(35,620,906)

ING PIMCO High Yield Portfolio Credit Default Swap Agreements Outstanding on December 31, 2008:

Credit Default Swaps on Credit Indices — Sell Protection(1)(5)

								Upfront
	Reference		(Pay)/Receive					Premium	Unrealized
	Entity/	Buy/Sell	Fixed	Termination		Notional	Market	Paid/	Appreciation/
Counterparty	Obligation	Protection	Rate (%)	Date		Amount(3)	Value(4)	(Received)	(Depreciation)

Merrill Lynch International	CDX.NA.HY.9 Index (25-35% Tranche)	Sell	4.630	12/20/10	USD	7,600,000	$(464,856)	$—	$(464,856)
Merrill Lynch International	CDX.NA.HY.9 Index (25-35% Tranche)	Sell	3.230	12/20/12	USD	7,500,000	(1,617,203)	—	(1,617,203)
Merrill Lynch International	CDX.NA.HY.9 Index (35-100% Tranche)	Sell	1.550	12/20/10	USD	882,797	(11,420)	—	(11,420)
Deutsche Bank AG I	CDX.NA.IG.9 Index (30-100% Tranche)	Sell	0.760	12/20/12	USD	1,555,655	10,543	—	10,543
Deutsche Bank AG	CDX.NA.IG.11 Index	Sell	1.500	12/20/13	USD	8,600,000	(180,603)	(72,781)	(107,822)

							$(2,263,539)	$(72,781)	$(2,190,758)

Credit Default Swaps on Corporate and Sovereign Issues — Sell Protection(1)(5)

			(Pay)/						Upfront
			Receive		Implied				Premium	Unrealized
	Reference Entity/	Buy/Sell	Fixed	Termination	Credit Spread		Notional	Market	Paid/	Appreciation/
Counterparty	Obligation	Protection	Rate (%)	Date	at 12/31/08(2)		Amount(3)	Value(4)	(Received)	(Depreciation)

Goldman Sachs International	Aramark Services 8.500%, 02/01/15	Sell	4.500	09/20/13	6.34%	USD	100,000	$(6,462)	$—	$(6,462)
Goldman Sachs International	Community Health Systems 8.875%, 07/15/15	Sell	4.570	09/20/13	8.55%	USD	2,300,000	(312,813)	—	(312,813)
Citibank N.A., New York	Dynegy Holdings Inc. 8.375%, 05/01/16	Sell	4.550	09/20/13	9.78%	USD	150,000	(24,771)	—	(24,771)
Citibank N.A., New York	General Motors 7.125%, 07/15/13	Sell	7.100	09/20/12	97.44%	USD	4,000,000	(2,959,065)	—	(2,959,065)
Deutsche Bank AG	General Motors 7.125%, 07/15/13	Sell	6.700	12/20/12	94.97%	USD	300,000	(223,522)	—	(223,522)
Citibank N.A., New York	Georgia-Pacific Corp. 7.750%, 11/15/29	Sell	4.650	06/20/15	8.82%	USD	300,000	(49,945)	—	(49,945)
Deutsche Bank AG	GMAC LLC 6.875%, 08/28/12	Sell	5.000	03/20/12	8.98%	USD	340,000	(35,574)	(52,700)	17,126
Merrill Lynch International	GMAC LLC 6.875%, 08/28/12	Sell	5.000	03/20/12	8.98%	USD	1,400,000	(146,481)	(203,000)	56,519
Merrill Lynch International	GMAC LLC 6.875%, 08/28/12	Sell	5.000	09/20/13	8.55%	USD	6,800,000	(851,506)	(1,785,000)	933,494
Citibank N.A., New York	Goodyear Tire and Rubber 9.000%, 07/01/15	Sell	3.650	06/20/13	9.64%	USD	500,000	(98,043)	—	(98,043)
Citibank N.A., New York	Nortel Networks 4.250%, 09/01/08*	Sell	5.000	03/20/13	66.33%	USD	1,900,000	(1,334,395)	(285,000)	(1,049,395)
Goldman Sachs International	NRG Energy Inc. 7.250%, 02/01/14	Sell	4.200	09/20/13	5.89%	USD	225,000	(14,188)	—	(14,188)
Barclays Bank PLC, London	OJSC Russian Agricultural Bank, Multiple LPN Obligations	Sell	0.760	02/20/09	11.62%	USD	2,000,000	(30,315)	—	(30,315)
Barclays Bank PLC, London	OJSC Russian Agricultural Bank, Multiple
	LPN Obligations	Sell	0.740	03/20/09	11.64%	USD	1,500,000	(35,050)	—	(35,050)

See Accompanying Notes to Financial Statements

177

PORTFOLIO OF INVESTMENTS
ING PIMCO High Yield Portfolio
as of December 31, 2008 (continued)

			(Pay)/						Upfront
			Receive		Implied				Premium	Unrealized
	Reference Entity/	Buy/Sell	Fixed	Termination	Credit Spread		Notional	Market	Paid/	Appreciation/
Counterparty	Obligation	Protection	Rate (%)	Date	at 12/31/08(2)		Amount(3)	Value(4)	(Received)	(Depreciation)

Credit Suisse International	Sanmina-Sci Corp. 8.125%, 03/01/16	Sell	4.220	09/20/12	19.75%	USD	350,000	$(124,554)	$—	$(124,554)
Merrill Lynch International	Sanmina-Sci Corp. 8.125%, 03/01/16	Sell	6.430	06/20/13	19.14%	USD	1,000,000	(322,777)	—	(322,777)
Barclays Bank PLC	SLM Corp. 5.125%, 08/27/12	Sell	5.000	12/20/13	7.70%	USD	1,100,000	(103,064)	(121,000)	17,936
Barclays Bank PLC	Sprint Nextel Corp. 6.000%, 12/01/16	Sell	7.150	06/20/09	16.24%	USD	1,600,000	(64,693)	—	(64,693)
Deutsche Bank AG	Sungard Data Systems Inc. 9.125%, 08/15/13	Sell	4.500	09/20/13	8.21%	USD	800,000	(105,573)	—	(105,573)

								$(6,842,791)	$(2,446,700)	$(4,396,091)

*	In the event of a default, if this bond is no longer available an equivalent bond will be delivered.

(1)	If the Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will generally either 1.) Pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or 2.) Pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues are disclosed for credit default swaps sold and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting market values, as well as the receive fixed rate, serve as indicators of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, and high receive fixed rate, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)	The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(4)	The market values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing market values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.

(5)	For the reason(s) or why a Portfolio may sell credit protection, please see NOTE 2, “Significant Accounting Policies” in the Notes to Financial Statements.

ING PIMCO High Yield Portfolio Interest Rate Swap Agreements Outstanding on December 31, 2008:

				Unrealized
	Termination		Notional	Appreciation/
	Date		Amount	(Depreciation)

Receive a fixed rate equal to 4.000% and pay a floating rate based on 3-month USD-LIBOR Counterparty: Deutsche Bank AG, New York	06/17/10	USD	2,500,000	$56,202
Receive a fixed rate equal to 4.000% and pay a floating rate based on 3-month USD-LIBOR Counterparty: The Royal Bank of Scotland PLC	06/17/10	USD	216,600,000	5,546,458
Receive a fixed rate equal to 4.000% and pay a floating rate based on 3-month USD-LIBOR Counterparty: Goldman Sachs Capital Markets, L.P.	12/17/10	USD	47,600,000	1,969,777
Receive a fixed rate equal to 4.000% and pay a floating rate based on 3-month USD-LIBOR Counterparty: Barclays Bank PLC	06/17/11	USD	5,600,000	52,810
Receive a fixed rate equal to 4.000% and pay a floating rate based on 3-month USD-LIBOR Counterparty: Deutsche Bank AG, New York	06/17/11	USD	22,100,000	309,365
Receive a fixed rate equal to 4.000% and pay a floating rate based on 3-month USD-LIBOR Counterparty: Merrill Lynch Capital Services Inc.	06/17/11	USD	72,800,000	1,674,106
Receive a fixed rate equal to 4.000% and pay a floating rate based on 3-month USD-LIBOR Counterparty: The Royal Bank of Scotland PLC	06/17/11	USD	5,200,000	122,243

See Accompanying Notes to Financial Statements

178

PORTFOLIO OF INVESTMENTS
ING PIMCO High Yield Portfolio
as of December 31, 2008 (continued)

				Unrealized
	Termination		Notional	Appreciation/
	Date		Amount	(Depreciation)

Receive a fixed rate equal to 10.680% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: Barclays Bank PLC, London	01/02/12	BRL	36,100,000	$(654,346)
Receive a fixed rate equal to 10.150% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: Goldman Sachs Capital Markets, L.P.	01/02/12	BRL	4,900,000	(96,488)
Receive a fixed rate equal to 14.765% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: Merrill Lynch Capital Services Inc.	01/02/12	BRL	2,800,000	73,726
Receive a fixed rate equal to 10.115% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: Morgan Stanley Capital Services Inc.	01/02/12	BRL	52,000,000	(1,290,486)
Receive a fixed rate equal to 4.000% and pay a floating rate based on 3-month USD-LIBOR Counterparty: Credit Suisse International	12/17/13	USD	9,600,000	724,588
Receive a fixed rate equal to 4.000% and pay a floating rate based on 3-month USD-LIBOR Counterparty: The Royal Bank of Scotland PLC	12/17/13	USD	53,300,000	1,926,796
Receive a fixed rate equal to 5.000% and pay a floating rate based on 3-month USD-LIBOR Counterparty: Merrill Lynch Capital Services Inc.	12/17/18	USD	2,300,000	$313,461
Receive a floating rate based on 3-month USD-LIBOR and pay a fixed rate equal to 4.000% Counterparty: The Royal Bank of Scotland PLC	06/17/19	USD	11,900,000	(1,591,900)
Receive a floating rate based on 3-month USD-LIBOR and pay a fixed rate equal to 5.000% Counterparty: Barclays Bank PLC	12/17/28	USD	19,800,000	(6,555,855)
Receive a floating rate based on 3-month USD-LIBOR and pay a fixed rate equal to 5.000% Counterparty: Citibank N.A., New York	12/17/28	USD	9,800,000	(3,346,660)
Receive a floating rate based on 3-month USD-LIBOR and pay a fixed rate equal to 3.000% Counterparty: Citibank N.A., New York	06/17/29	USD	300,000	19,841
Receive a floating rate based on 3-month USD-LIBOR and pay a fixed rate equal to 3.000% Counterparty: The Royal Bank of Scotland PLC	06/17/29	USD	500,000	13,768
Receive a floating rate based on 3-month USD-LIBOR and pay a fixed rate equal to 5.000% Counterparty: Barclays Bank PLC	12/17/38	USD	5,700,000	(2,568,982)
Receive a floating rate based on 3-month USD-LIBOR and pay a fixed rate equal to 5.000% Counterparty: Citibank N.A., New York	12/17/38	USD	1,100,000	(512,294)
Receive a floating rate based on 3-month USD-LIBOR and pay a fixed rate equal to 5.000% Counterparty: Morgan Stanley Capital Services Inc.	12/17/38	USD	8,800,000	(3,938,533)
Receive a floating rate based on 3-month USD-LIBOR and pay a fixed rate equal to 5.000% Counterparty: The Royal Bank of Scotland PLC	12/17/38	USD	6,300,000	(2,885,826)

				$(10,638,229)

ING PIMCO High Yield Portfolio Total Return Swap Agreements Outstanding on December 31, 2008:

			Notional	Unrealized
	Termination		Principal	Appreciation/
	Date		Amount	(Depreciation)

I Receive positive total return on Motorola Inc. (MOT, 26,400 shs.), and Pay a floating rate based on 3-month USD-LIBOR plus .25% plus the absolute value of any negative total return on Motorola Inc. Counterparty: Merrill Lynch, Pierce, Fenner & Smith Inc.	01/28/09	USD	134,376	$(24,202)
I Receive positive total return on SandRidge Energy Inc. (SD, 36,400 shs.), and Pay a floating rate based on 3-month USD-LIBOR plus .25% plus the absolute value of any negative total return on SandRidge Energy Inc. Counterparty: Merrill Lynch, Pierce, Fenner & Smith Inc.	01/28/09	USD	364,000	(163,516)

				$(187,718)

See Accompanying Notes to Financial Statements

179

PORTFOLIO OF INVESTMENTS
ING Pioneer Equity Income Portfolio
as of December 31, 2008

Shares			Value

COMMON STOCK: 96.6%

		Aerospace/Defense: 2.2%
47,662		United Technologies Corp.	$2,554,683

			2,554,683

		Apparel: 1.3%
27,804		VF Corp.	1,522,825

			1,522,825

		Auto Manufacturers: 2.2%
90,033		Paccar, Inc.	2,574,944

			2,574,944

		Auto Parts & Equipment: 1.6%
102,708		Johnson Controls, Inc.	1,865,177

			1,865,177

		Banks: 6.8%
89,645		Bank of America Corp.	1,262,202
14,013		Northern Trust Corp.	730,638
7,454		SunTrust Bank	220,191
97,661		US Bancorp.	2,442,502
59,141		Wells Fargo & Co.	1,743,477
97,546		Whitney Holding Corp.	1,559,761

			7,958,771

		Beverages: 1.6%
13,536		Coca-Cola Co.	612,775
23,146		PepsiCo, Inc.	1,267,706

			1,880,481

		Chemicals: 5.6%
20,997		Air Products & Chemicals, Inc.	1,055,519
107,668		Dow Chemical Co.	1,624,710
63,647		EI Du Pont de Nemours & Co.	1,610,269
121,296		Valspar Corp.	2,194,245

			6,484,743

		Cosmetics/Personal Care: 2.4%
41,595		Colgate-Palmolive Co.	2,850,921

			2,850,921

		Distribution/Wholesale: 1.3%
40,095		Genuine Parts Co.	1,517,997

			1,517,997

		Diversified Financial Services: 1.1%
35,044		T. Rowe Price Group, Inc.	1,241,959

			1,241,959

		Electric: 10.2%
103,497		Duke Energy Corp.	1,553,490
26,906		Edison International	864,221
9,180		FirstEnergy Corp.	445,964
72,365		NSTAR	2,640,599
70,957		Pacific Gas & Electric Co.	2,746,745
16,710		PPL Corp.	512,830
44,326		Public Service Enterprise Group, Inc.	1,292,989
48,338		Southern Co.	1,788,506

			11,845,344

		Electrical Components & Equipment: 2.5%
80,216		Emerson Electric Co.	2,936,708

			2,936,708

		Entertainment: 1.2%
108,609	@	Cedar Fair LP	1,360,871

			1,360,871

		Environmental Control: 0.8%
41,356		Mine Safety Appliances Co.	988,822

			988,822

		Food: 11.5%
70,244		Campbell Soup Co.	2,108,022
36,162		General Mills, Inc.	2,196,842
46,383		Hershey Co.	1,611,345
71,361		HJ Heinz Co.	2,683,174
14,011		JM Smucker Co.	607,517
38,987		Kellogg Co.	1,709,580
92,414		Kraft Foods, Inc.	2,481,316

			13,397,796

		Forest Products & Paper: 0.7%
25,182		Weyerhaeuser Co.	770,821

			770,821

		Gas: 1.5%
55,080		AGL Resources, Inc.	1,726,758

			1,726,758

		Hand/Machine Tools: 0.5%
13,783		Snap-On, Inc.	542,775

			542,775

		Household Products/Wares: 1.2%
25,727		Clorox Co.	1,429,392

			1,429,392

		Insurance: 3.0%
56,160		Chubb Corp.	2,864,160
14,020		Travelers Cos., Inc.	633,704

			3,497,864

		Iron/Steel: 1.7%
4,076		Carpenter Technology Corp.	83,721
41,065		Nucor Corp.	1,897,203

			1,980,924

		Machinery — Construction & Mining: 1.2%
31,865		Caterpillar, Inc.	1,423,410

			1,423,410

		Machinery — Diversified: 1.7%
27,995		Deere & Co.	1,072,768
28,208		Gorman-Rupp Co.	877,833

			1,950,601

		Media: 0.4%
22,109		McGraw-Hill Cos., Inc.	512,708

			512,708

		Metal Fabricate/Hardware: 0.8%
47,739		Timken Co.	937,117

			937,117

		Mining: 2.8%
134,953		Alcoa, Inc.	1,519,571
30,242		Compass Minerals International, Inc.	1,773,996

			3,293,567

		Miscellaneous Manufacturing: 1.9%
6,705		General Electric Co.	108,621
42,704		Illinois Tool Works, Inc.	1,496,775
14,154		Parker Hannifin Corp.	602,111

			2,207,507

See Accompanying Notes to Financial Statements

180

PORTFOLIO OF INVESTMENTS
ING Pioneer Equity Income Portfolio
as of December 31, 2008 (continued)

Shares			Value

		Oil & Gas: 11.8%
37,551		Chevron Corp.	$2,777,647
42,423		ConocoPhillips	2,197,511
62,294		Equitable Resources, Inc.	2,089,964
75,657		Marathon Oil Corp.	2,069,976
93,170		Questar Corp.	3,045,725
29,173	@@	Royal Dutch Shell PLC ADR — Class A	1,544,419

			13,725,242

		Pharmaceuticals: 6.4%
43,082		Abbott Laboratories	2,299,286
25,096		Eli Lilly & Co.	1,010,616
57,946		Merck & Co., Inc.	1,761,558
135,675		Pfizer, Inc.	2,402,804

			7,474,264

		Pipelines: 1.0%
74,354		Spectra Energy Corp.	1,170,332

			1,170,332

		Retail: 0.8%
14,240		McDonald’s Corp.	885,586

			885,586

		Semiconductors: 1.7%
69,062		Applied Materials, Inc.	699,598
68,093		Microchip Technology, Inc.	1,329,856

			2,029,454

		Telecommunications: 5.2%
54,448		AT&T, Inc.	1,551,768
15,638		Embarq Corp.	562,342
133,271		Frontier Communications Corp.	1,164,789
48,054		Verizon Communications, Inc.	1,629,031
121,451		Windstream Corp.	1,117,349

			6,025,279

		Total Common Stock (Cost $151,264,746)	112,565,643

REAL ESTATE INVESTMENT TRUSTS: 2.3%

		Forestry: 1.5%
48,871		Plum Creek Timber Co., Inc.	1,697,779

			1,697,779

		Shopping Centers: 0.8%
28,882		Cedar Shopping Centers, Inc.	204,485
40,073		Kimco Realty Corp.	732,534

			937,019

		Total Real Estate Investment Trusts (Cost $3,550,632)	2,634,798

		Total Long-Term Investments (Cost $154,815,378)	115,200,441

SHORT-TERM INVESTMENTS: 2.1%

		Affiliated Mutual Fund: 2.1%
2,449,281		ING Institutional Prime Money Market Fund — Class I	2,449,281

		Total Short-Term Investments (Cost $2,449,281)	2,449,281

	Total Investments in Securities
	(Cost $157,264,659)*	101.0%	$117,649,722
	Other Assets and Liabilities - Net	(1.0)	(1,193,581)

	Net Assets	100.0%	$116,456,141

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt

*	Cost for federal income tax purposes is $157,481,396.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$1,915,309
Gross Unrealized Depreciation	(41,746,983)

Net Unrealized Depreciation	$(39,831,674)

The following table summarizes the inputs used as of December 31, 2008 in determining the Portfolio’s investments at fair value for purposes of SFAS 157:

	Investments in	Other Financial
	Securities	Instruments*
Level 1 — Quoted Prices	$117,649,722	$—
Level 2 — Other Significant Observable Inputs	—	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$117,649,722	$—

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

See Accompanying Notes to Financial Statements

181

PORTFOLIO OF INVESTMENTS
ING Pioneer Fund Portfolio
as of December 31, 2008

Shares			Value

COMMON STOCK: 98.6%

		Aerospace/Defense: 3.5%
19,905		General Dynamics Corp.	$1,146,329
26,243		United Technologies Corp.	1,406,625

			2,552,954

		Apparel: 0.6%
21,551	@	Coach, Inc.	447,614

			447,614

		Auto Manufacturers: 1.8%
46,259		Paccar, Inc.	1,323,007

			1,323,007

		Auto Parts & Equipment: 1.8%
11,074		BorgWarner, Inc.	241,081
59,480		Johnson Controls, Inc.	1,080,157

			1,321,238

		Banks: 4.7%
19,082		Bank of America Corp.	268,675
10,688		Bank of New York Mellon Corp.	302,791
7,453		JPMorgan Chase & Co.	234,993
5,747		SunTrust Bank	169,766
38,290		US Bancorp.	957,633
37,768		Wells Fargo & Co.	1,113,401
14,698		Zions Bancorp.	360,248

			3,407,507

		Beverages: 2.9%
14,898		Coca-Cola Co.	674,432
25,741		PepsiCo, Inc.	1,409,835

			2,084,267

		Chemicals: 3.3%
7,796		Air Products & Chemicals, Inc.	391,905
19,667		Dow Chemical Co.	296,775
11,319		Ecolab, Inc.	397,863
16,270		EI Du Pont de Nemours & Co.	411,631
8,200		Monsanto Co.	576,870
5,116		Praxair, Inc.	303,686

			2,378,730

		Commercial Services: 1.0%
18,773		Automatic Data Processing, Inc.	738,530

			738,530

		Computers: 3.4%
7,784	@	DST Systems, Inc.	295,636
21,230	@	EMC Corp.	222,278
42,774		Hewlett-Packard Co.	1,552,268
4,761		International Business Machines Corp.	400,686

			2,470,868

		Cosmetics/Personal Care: 2.5%
22,062		Colgate-Palmolive Co.	1,512,129
9,249		Estee Lauder Cos., Inc.	286,349

			1,798,478

		Diversified Financial Services: 2.1%
9,966		American Express Co.	184,869
8,376		Franklin Resources, Inc.	534,221
23,698		T. Rowe Price Group, Inc.	839,857

			1,558,947

		Electric: 2.0%
4,422		FirstEnergy Corp.	214,821
8,616		PPL Corp.	264,425
11,673		Public Service Enterprise Group, Inc.	340,501
16,343		Southern Co.	604,691

			1,424,438

		Electrical Components & Equipment: 0.9%
17,470		Emerson Electric Co.	639,577

			639,577

		Food: 8.3%
25,858		Campbell Soup Co.	775,999
13,990		General Mills, Inc.	849,893
29,291		Hershey Co.	1,017,569
23,318		HJ Heinz Co.	876,757
10,256		Kellogg Co.	449,726
39,427		Kraft Foods, Inc.	1,058,615
9,349	@@	Nestle SA	370,203
25,803		Sysco Corp.	591,921

			5,990,683

		Healthcare — Products: 6.5%
23,922		Becton Dickinson & Co.	1,636,026
14,959		CR Bard, Inc.	1,260,445
17,273		Medtronic, Inc.	542,718
23,744	@	St. Jude Medical, Inc.	782,602
11,999		Stryker Corp.	479,360

			4,701,151

		Household Products/Wares: 0.3%
4,087		Clorox Co.	227,074

			227,074

		Insurance: 2.8%
3,560		Aflac, Inc.	163,190
36,699		Chubb Corp.	1,871,649

			2,034,839

		Machinery — Construction & Mining: 1.0%
16,774		Caterpillar, Inc.	749,295

			749,295

		Machinery — Diversified: 1.8%
24,918		Deere & Co.	954,858
10,300		Rockwell Automation, Inc.	332,072

			1,286,930

		Media: 4.5%
23,724		John Wiley & Sons, Inc.	844,100
48,194		McGraw-Hill Cos., Inc.	1,117,619
79,316	@@	Reed Elsevier NV	943,019
15,007		Walt Disney Co.	340,509

			3,245,247

		Mining: 2.1%
50,094		Alcoa, Inc.	564,058
11,738		Freeport-McMoRan Copper & Gold, Inc.	286,877
24,934	@@	Rio Tinto PLC	554,198
15,733	@@	Teck Cominco Ltd. — Class B	77,406
7,317	@@	Xstrata PLC	68,468

			1,551,007

		Miscellaneous Manufacturing: 2.2%
10,167		3M Co.	585,009
24,431		General Electric Co.	395,782
4,760		Honeywell International, Inc.	156,271
5,207		Illinois Tool Works, Inc.	182,505
6,324		Parker Hannifin Corp.	269,023

			1,588,590

See Accompanying Notes to Financial Statements

182

PORTFOLIO OF INVESTMENTS
ING Pioneer Fund Portfolio
as of December 31, 2008 (continued)

Shares			Value

		Office/Business Equipment: 1.2%
28,751	@@	Canon, Inc. ADR	$902,781

			902,781

		Oil & Gas: 9.1%
17,364		Apache Corp.	1,294,139
38,616		Chevron Corp.	2,856,426
15,832		ExxonMobil Corp.	1,263,869
22,807		Marathon Oil Corp.	624,000
10,222	@@	Royal Dutch Shell PLC ADR — Class A	541,153

			6,579,587

		Oil & Gas Services: 0.5%
9,100		Schlumberger Ltd.	385,203

			385,203

		Pharmaceuticals: 8.2%
24,860		Abbott Laboratories	1,326,778
14,011		Eli Lilly & Co.	564,223
15,091		Merck & Co., Inc.	458,766
44,170		Pfizer, Inc.	782,251
1,941	@@	Roche Holding AG	300,500
7,808	@@	Roche Holding AG ADR	597,702
55,726		Schering-Plough Corp.	949,014
21,795	@@	Teva Pharmaceutical Industries Ltd. ADR	927,813

			5,907,047

		Retail: 6.2%
18,831		CVS Caremark Corp.	541,203
6,082		JC Penney Co., Inc.	119,815
36,093		Lowe’s Cos., Inc.	776,721
29,797		Nordstrom, Inc.	396,598
16,572		Staples, Inc.	296,970
35,432		Target Corp.	1,223,467
44,719		Walgreen Co.	1,103,218

			4,457,992

		Semiconductors: 2.5%
37,710		Applied Materials, Inc.	382,002
54,983		Intel Corp.	806,051
42,504		Texas Instruments, Inc.	659,662

			1,847,715

		Software: 1.0%
19,459	@	Adobe Systems, Inc.	414,282
7,900	@	Fiserv, Inc.	287,323

			701,605

		Telecommunications: 4.6%
41,932		AT&T, Inc.	1,195,062
28,499	@	Cisco Systems, Inc.	464,534
63,454	@@	Nokia OYJ ADR	989,882
15,711		Verizon Communications, Inc.	532,603
13,681		Windstream Corp.	125,865

			3,307,946

		Transportation: 5.3%
11,777		Burlington Northern Santa Fe Corp.	891,637
19,603	@@	Canadian National Railway Co.	720,606
46,912		Norfolk Southern Corp.	2,207,209

			3,819,452

		Total Common Stock (Cost $89,854,801)	71,430,299

SHORT-TERM INVESTMENTS: 1.6%

		Affiliated Mutual Fund: 1.6%
1,202,716		ING Institutional Prime Money Market Fund — Class I	$1,202,716

		Total Short-Term Investments (Cost $1,202,716 )	1,202,716

	Total Investments in Securities (Cost $91,057,517)*	100.2%	$72,633,015
	Other Assets and Liabilities - Net	(0.2)	(179,178)

	Net Assets	100.0%	$72,453,837

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt

*	Cost for federal income tax purposes is $91,575,592.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$2,209,492
Gross Unrealized Depreciation	(21,152,069)

Net Unrealized Depreciation	$(18,942,577)

The following table summarizes the inputs used as of December 31, 2008 in determining the Portfolio’s investments at fair value for purposes of SFAS 157:

	Investments in	Other Financial
	Securities	Instruments*

Level 1 — Quoted Prices	$70,396,627	$—
Level 2 — Other Significant Observable Inputs	2,236,388	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$72,633,015	$—

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

See Accompanying Notes to Financial Statements

183

PORTFOLIO OF INVESTMENTS
ING Stock Index Portfolio
as of December 31, 2008

Shares			Value

COMMON STOCK: 96.7%

		Advertising: 0.1%
20,725	@	Interpublic Group of Cos., Inc.	$82,071
13,862		Omnicom Group	373,165

			455,236

		Aerospace/Defense: 2.4%
33,382		Boeing Co.	1,424,410
17,251		General Dynamics Corp.	993,485
5,519		Goodrich Corp.	204,313
5,290		L-3 Communications Holdings, Inc.	390,296
15,157		Lockheed Martin Corp.	1,274,401
14,690		Northrop Grumman Corp.	661,638
18,837		Raytheon Co.	961,440
6,948		Rockwell Collins, Inc.	271,597
43,286		United Technologies Corp.	2,320,130

			8,501,710

		Agriculture: 2.1%
93,692		Altria Group, Inc.	1,411,002
28,080		Archer-Daniels-Midland Co.	809,546
7,506		Lorillard, Inc.	422,963
91,992		Philip Morris International, Inc.	4,002,572
7,372		Reynolds American, Inc.	297,165
6,436		UST, Inc.	446,530

			7,389,778

		Airlines: 0.1%
31,952		Southwest Airlines Co.	275,426

			275,426

		Apparel: 0.4%
14,715	@	Coach, Inc.	305,631
3,591		Jones Apparel Group, Inc.	21,043
17,870		Nike, Inc.	911,370
2,500		Polo Ralph Lauren Corp.	113,525
3,751		VF Corp.	205,442

			1,557,011

		Auto Manufacturers: 0.2%
98,468	@,L	Ford Motor Co.	225,492
24,681	L	General Motors Corp.	78,979
15,799		Paccar, Inc.	451,851

			756,322

		Auto Parts & Equipment: 0.1%
10,462	@	Goodyear Tire & Rubber Co.	62,458
25,846		Johnson Controls, Inc.	469,363

			531,821

		Banks: 7.5%
228,263		Bank of America Corp.	3,213,943
52,162		Bank of New York Mellon Corp.	1,477,749
25,143		BB&T Corp.	690,427
17,856		Capital One Financial Corp.	569,428
247,901		Citigroup, Inc.	1,663,416
6,589		Comerica, Inc.	130,792
25,139		Fifth Third Bancorp.	207,648
8,915	L	First Horizon National Corp.	94,232
20,103		Goldman Sachs Group, Inc.	1,696,492
15,962	L	Huntington Bancshares, Inc.	122,269
169,771		JPMorgan Chase & Co.	5,352,880
21,552		Keycorp	183,623
3,306	L	M&T Bank Corp.	189,797
11,340	L	Marshall & Ilsley Corp.	154,678
48,276		Morgan Stanley	774,347
101,300		National City Corp.	183,353
9,623		Northern Trust Corp.	501,743
15,858		PNC Financial Services Group, Inc.	777,042
30,154		Regions Financial Corp.	240,026
19,669		State Street Corp.	773,582
15,400		SunTrust Bank	454,916
79,793		US Bancorp.	1,995,623
93,851		Wachovia Corp.	519,935
172,382		Wells Fargo & Co.	5,081,821
4,988	L	Zions Bancorp.	122,256

			27,172,018

		Beverages: 2.5%
4,268		Brown-Forman Corp.	219,759
90,547		Coca-Cola Co.	4,099,063
13,812		Coca-Cola Enterprises, Inc.	166,158
8,465	@	Constellation Brands, Inc.	133,493
11,000	@	Dr Pepper Snapple Group, Inc.	178,750
6,586		Molson Coors Brewing Co.	322,187
5,997		Pepsi Bottling Group, Inc.	134,992
70,619		PepsiCo, Inc.	3,867,803

			9,122,205

		Biotechnology: 2.2%
48,159	@	Amgen, Inc.	2,781,182
12,670	@	Biogen Idec, Inc.	603,472
20,860	@,S	Celgene Corp.	1,153,141
12,286	@	Genzyme Corp.	815,422
41,900	@	Gilead Sciences, Inc.	2,142,766
7,859	@	Life Technologies Corp.	183,193
2,399	@	Millipore Corp.	123,596

			7,802,772

		Building Materials: 0.1%
15,684		Masco Corp.	174,563

			174,563

		Chemicals: 1.8%
9,215		Air Products & Chemicals, Inc.	463,238
2,500		CF Industries Holdings, Inc.	122,900
40,278		Dow Chemical Co.	607,795
3,313		Eastman Chemical Co.	105,055
7,600		Ecolab, Inc.	267,140
41,043		EI Du Pont de Nemours & Co.	1,038,388
3,443		International Flavors & Fragrances, Inc.	102,326
24,959		Monsanto Co.	1,755,866
7,074		PPG Industries, Inc.	300,150
13,638		Praxair, Inc.	809,552
5,400		Rohm & Haas Co.	333,666
4,261		Sherwin-Williams Co.	254,595
5,494		Sigma-Aldrich Corp.	232,067

			6,392,738

		Coal: 0.2%
7,895		Consol Energy, Inc.	225,639
3,700		Massey Energy Co.	51,023
11,820		Peabody Energy Corp.	268,905

			545,567

		Commercial Services: 1.1%
4,626	@	Apollo Group, Inc. — Class A	354,444
23,146		Automatic Data Processing, Inc.	910,564
5,327	@	Convergys Corp.	34,146
5,606		Equifax, Inc.	148,671
14,218		H&R Block, Inc.	323,033
3,100		Mastercard, Inc.	443,083
12,006		McKesson Corp.	464,992
5,450	@	Monster Worldwide, Inc.	65,891
8,639		Moody’s Corp.	173,558
13,900		Paychex, Inc.	365,292
6,749		Robert Half International, Inc.	140,514
9,187		RR Donnelley & Sons Co.	124,759
8,600		Total System Services, Inc.	120,400
31,691		Western Union Co.	454,449

			4,123,796

See Accompanying Notes to Financial Statements

184

PORTFOLIO OF INVESTMENTS
ING Stock Index Portfolio
as of December 31, 2008 (continued)

Shares			Value

		Computers: 4.3%
4,247	@	Affiliated Computer Services, Inc.	$195,150
40,469	@	Apple, Inc.	3,454,029
12,700	@	Cognizant Technology Solutions Corp.	229,362
6,579	@	Computer Sciences Corp.	231,186
75,916	@	Dell, Inc.	777,380
90,072	@	EMC Corp.	943,054
111,384		Hewlett-Packard Co.	4,042,125
60,355		International Business Machines Corp.	5,079,477
3,821	@	Lexmark International, Inc.	102,785
14,226	@	NetApp, Inc.	198,737
9,825	@,L	Sandisk Corp.	94,320
32,736	@	Sun Microsystems, Inc.	125,052
7,700	@	Teradata Corp.	114,191

			15,586,848

		Cosmetics/Personal Care: 2.9%
18,503		Avon Products, Inc.	444,627
22,975		Colgate-Palmolive Co.	1,574,707
5,085		Estee Lauder Cos., Inc.	157,432
134,127		Procter & Gamble Co.	8,291,731

			10,468,497

		Distribution/Wholesale: 0.2%
5,600	L	Fastenal Co.	195,160
7,067		Genuine Parts Co.	267,557
2,850		WW Grainger, Inc.	224,694

			687,411

		Diversified Financial Services: 1.6%
52,774		American Express Co.	978,958
9,458		Ameriprise Financial, Inc.	220,939
40,643		Charles Schwab Corp.	657,197
12,385		CIT Group, Inc.	56,228
2,970		CME Group, Inc.	618,087
20,888		Discover Financial Services	199,063
23,307	@,L	E*Trade Financial Corp.	26,803
3,779		Federated Investors, Inc.	64,092
6,619		Franklin Resources, Inc.	422,160
3,300	@	IntercontinentalExchange, Inc.	272,052
16,800		Invesco Ltd.	242,592
6,932		Janus Capital Group, Inc.	55,664
6,145		Legg Mason, Inc.	134,637
72,874		Merrill Lynch & Co., Inc.	848,253
5,600	@	Nasdaq Stock Market, Inc.	138,376
11,600		NYSE Euronext	317,608
20,263	@	SLM Corp.	180,341
11,310	L	T. Rowe Price Group, Inc.	400,826

			5,833,876

		Electric: 3.7%
29,263	@	AES Corp.	241,127
7,276		Allegheny Energy, Inc.	246,365
9,209		Ameren Corp.	306,291
17,473		American Electric Power Co., Inc.	581,501
9,797		CMS Energy Corp.	99,048
11,900		Consolidated Edison, Inc.	463,267
7,737		Constellation Energy Group, Inc.	194,121
26,470		Dominion Resources, Inc.	948,685
7,069		DTE Energy Co.	252,151
57,543		Duke Energy Corp.	863,720
22,024	@,L	Dynegy, Inc. — Class A	44,048
14,102		Edison International	452,956
8,386		Entergy Corp.	697,128
29,948		Exelon Corp.	1,665,408
13,221		FirstEnergy Corp.	642,276
18,586		FPL Group, Inc.	935,433
3,294		Integrys Energy Group, Inc.	141,576
15,633		Pacific Gas & Electric Co.	605,153
8,800		Pepco Holdings, Inc.	156,288
4,391		Pinnacle West Capital Corp.	141,083
16,293		PPL Corp.	500,032
11,411		Progress Energy, Inc.	454,728
22,120		Public Service Enterprise Group, Inc.	645,240
5,400		SCANA Corp.	192,080
35,256		Southern Co.	1,304,472
9,271		TECO Energy, Inc.	114,497
5,099		Wisconsin Energy Corp.	214,056
19,437		Xcel Energy, Inc.	360,556

			13,463,286

		Electrical Components & Equipment: 0.4%
34,893		Emerson Electric Co.	1,277,433
6,170		Molex, Inc.	89,403

			1,366,836

		Electronics: 0.5%
15,522	@	Agilent Technologies, Inc.	242,609
7,500		Amphenol Corp.	179,850
5,800	@	Flir Systems, Inc.	177,944
9,135		Jabil Circuit, Inc.	61,661
5,219		PerkinElmer, Inc.	72,596
18,303	@	Thermo Electron Corp.	623,583
20,475	@@	Tyco Electronics Ltd.	331,900
4,291	@	Waters Corp.	157,265

			1,847,408

		Engineering & Construction: 0.2%
7,718		Fluor Corp.	346,307
5,400	@	Jacobs Engineering Group, Inc.	259,740

			606,047

		Entertainment: 0.0%
13,430		International Game Technology	159,683

			159,683

		Environmental Control: 0.3%
14,151		Republic Services, Inc.	350,803
3,300	@	Stericycle, Inc.	171,864
21,386		Waste Management, Inc.	708,732

			1,231,399

		Food: 2.1%
9,200		Campbell Soup Co.	276,092
19,700		ConAgra Foods, Inc.	325,050
6,620	@	Dean Foods Co.	118,961
14,657		General Mills, Inc.	890,413
7,204		Hershey Co.	250,267
13,581		HJ Heinz Co.	510,646
5,150		JM Smucker Co.	223,304
10,880		Kellogg Co.	477,088
66,100		Kraft Foods, Inc.	1,774,785
28,492		Kroger Co.	752,474
5,668		McCormick & Co., Inc.	180,582
18,906		Safeway, Inc.	449,396
30,784		Sara Lee Corp.	301,375
9,233		Supervalu, Inc.	134,802
26,154		Sysco Corp.	599,973
13,020		Tyson Foods, Inc.	114,055
6,100	L	Whole Foods Market, Inc.	57,584

			7,436,847

		Forest Products & Paper: 0.2%
18,622		International Paper Co.	219,740
7,368		MeadWestvaco Corp.	82,448
9,180		Weyerhaeuser Co.	281,000

			583,188

See Accompanying Notes to Financial Statements

185

PORTFOLIO OF INVESTMENTS
ING Stock Index Portfolio
as of December 31, 2008 (continued)

Shares			Value

		Gas: 0.2%
14,911		CenterPoint Energy, Inc.	$188,177
2,023		Nicor, Inc.	70,279
11,926		NiSource, Inc.	130,828
10,667		Sempra Energy	454,734

			844,018

		Hand/Machine Tools: 0.1%
2,592		Black & Decker Corp.	108,372
2,549		Snap-On, Inc.	100,380
3,407		Stanley Works	116,179

			324,931

		Healthcare — Products: 4.2%
28,236		Baxter International, Inc.	1,513,167
10,587		Becton Dickinson & Co.	724,045
65,292	@	Boston Scientific Corp.	505,360
22,875	@@	Covidien Ltd.	828,990
4,321		CR Bard, Inc.	364,087
5,600		Densply International, Inc.	158,144
6,916	@	Hospira, Inc.	185,487
1,700	@	Intuitive Surgical, Inc.	215,883
124,620		Johnson & Johnson	7,456,015
50,923		Medtronic, Inc.	1,600,001
3,985	@	Patterson Cos., Inc.	74,719
14,951	@	St. Jude Medical, Inc.	492,785
10,733		Stryker Corp.	428,783
5,500	@	Varian Medical Systems, Inc.	192,720
9,843	@	Zimmer Holdings, Inc.	397,854

			15,138,040

		Healthcare — Services: 1.3%
20,464		Aetna, Inc.	583,224
11,968		Cigna Corp.	201,661
6,475	@	Coventry Health Care, Inc.	96,348
4,500	@	DaVita, Inc.	223,065
7,368	@	Humana, Inc.	274,679
4,860	@	Laboratory Corp. of America Holdings	313,033
6,861		Quest Diagnostics	356,155
18,103	@	Tenet Healthcare Corp.	20,818
54,949		UnitedHealth Group, Inc.	1,461,643
23,179	@	WellPoint, Inc.	976,531

			4,507,157

		Holding Companies — Diversified: 0.0%
7,700		Leucadia National Corp.	152,460

			152,460

		Home Builders: 0.1%
5,447		Centex Corp.	57,956
12,015		D.R. Horton, Inc.	84,946
3,262	L	KB Home	44,428
6,175		Lennar Corp.	53,537
9,294		Pulte Homes, Inc.	101,583

			342,450

		Home Furnishings: 0.1%
2,560		Harman International Industries, Inc.	42,829
3,256		Whirlpool Corp.	134,636

			177,465

		Household Products/Wares: 0.5%
4,633		Avery Dennison Corp.	151,638
6,027		Clorox Co.	334,860
6,528		Fortune Brands, Inc.	269,476
18,837		Kimberly-Clark Corp.	993,463

			1,749,437

		Housewares: 0.0%
12,053		Newell Rubbermaid, Inc.	117,878

			117,878

		Insurance: 2.6%
20,691		Aflac, Inc.	948,475
23,503		Allstate Corp.	769,958
116,996		American International Group, Inc.	183,684
12,092		AON Corp.	552,363
5,200		Assurant, Inc.	156,000
15,687		Chubb Corp.	800,037
7,029		Cincinnati Financial Corp.	204,333
18,840		Genworth Financial, Inc.	53,317
13,054		Hartford Financial Services Group, Inc.	214,347
11,079		Lincoln National Corp.	208,728
15,721		Loews Corp.	444,118
22,298		Marsh & McLennan Cos., Inc.	541,172
8,549	L	MBIA, Inc.	34,794
36,106		Metlife, Inc.	1,258,655
11,316		Principal Financial Group, Inc.	255,402
29,341		Progressive Corp.	434,540
18,578		Prudential Financial, Inc.	562,170
3,779		Torchmark Corp.	168,921
26,643		Travelers Cos., Inc.	1,204,264
15,027		UnumProvident Corp.	279,502
13,599	@@	XL Capital, Ltd.	50,316

			9,325,096

		Internet: 1.8%
7,300	@	Akamai Technologies, Inc.	110,157
14,585	@	Amazon.com, Inc.	747,919
47,507	@	eBay, Inc.	663,198
9,100	@	Expedia, Inc.	74,984
10,895	@	Google, Inc. — Class A	3,351,847
6,400	@	McAfee, Inc.	221,248
36,465	@	Symantec Corp.	493,007
8,400	@	VeriSign, Inc.	160,272
63,173	@	Yahoo!, Inc.	770,711

			6,593,343

		Investment Companies: 0.0%
9,000		American Capital Ltd.	29,160

			29,160

		Iron/Steel: 0.3%
4,900		AK Steel Holding Corp.	45,668
4,300		Allegheny Technologies, Inc.	109,779
13,697		Nucor Corp.	632,801
5,146		United States Steel Corp.	191,431

			979,679

		Leisure Time: 0.2%
19,015		Carnival Corp.	462,445
10,190		Harley-Davidson, Inc.	172,924

			635,369

		Lodging: 0.2%
12,842		Marriott International, Inc.	249,777
8,124		Starwood Hotels & Resorts Worldwide, Inc.	145,420
7,634		Wyndham Worldwide Corp.	50,003
2,200	@,L	Wynn Resorts Ltd.	92,972

			538,172

		Machinery — Construction & Mining: 0.3%
27,480		Caterpillar, Inc.	1,227,532

			1,227,532

See Accompanying Notes to Financial Statements

186

PORTFOLIO OF INVESTMENTS
ING Stock Index Portfolio
as of December 31, 2008 (continued)

Shares			Value

		Machinery — Diversified: 0.4%
8,864		Cummins, Inc.	$236,935
18,628		Deere & Co.	713,825
2,500		Flowserve Corp.	128,750
5,700		Manitowoc Co., Inc.	49,362
6,312		Rockwell Automation, Inc.	203,499

			1,332,371

		Media: 2.4%
29,550		CBS Corp. — Class B	242,015
130,963		Comcast Corp. — Class A	2,210,655
23,820	@	DIRECTV Group, Inc.	545,716
9,923	L	Gannett Co., Inc.	79,384
13,797		McGraw-Hill Cos., Inc.	319,952
1,633	L	Meredith Corp.	27,957
5,114	L	New York Times Co.	37,486
104,625		News Corp. — Class A	951,041
3,900		Scripps Networks Interactive — Class A	85,800
163,253		Time Warner, Inc.	1,642,325
27,020	@	Viacom — Class B	515,001
84,249		Walt Disney Co.	1,911,610
320		Washington Post	124,880

			8,693,822

		Metal Fabricate/Hardware: 0.1%
6,100		Precision Castparts Corp.	362,828

			362,828

		Mining: 0.5%
35,358		Alcoa, Inc.	398,131
16,710		Freeport-McMoRan Copper & Gold, Inc.	408,392
19,868		Newmont Mining Corp.	808,628
3,700		Titanium Metals Corp.	32,597
4,700	L	Vulcan Materials Co.	327,026

			1,974,774

		Miscellaneous Manufacturing: 4.0%
31,562		3M Co.	1,816,077
7,490		Cooper Industries Ltd.	218,933
11,033		Danaher Corp.	624,578
8,233		Dover Corp.	271,030
12,580		Eastman Kodak Co.	82,776
7,195		Eaton Corp.	357,663
471,700		General Electric Co.	7,641,545
32,342		Honeywell International, Inc.	1,061,788
17,386		Illinois Tool Works, Inc.	609,379
13,837	@@	Ingersoll-Rand Co.	240,072
7,838		ITT Corp.	360,470
7,011		Leggett & Platt, Inc.	106,497
5,252		Pall Corp.	149,314
7,245		Parker Hannifin Corp.	308,202
10,784		Textron, Inc.	149,574
20,575	@@	Tyco International Ltd.	444,420

			14,442,318

		Office/Business Equipment: 0.1%
9,054		Pitney Bowes, Inc.	230,696
38,002		Xerox Corp.	302,876

			533,572

		Oil & Gas: 11.4%
20,378		Anadarko Petroleum Corp.	785,572
15,211		Apache Corp.	1,133,676
4,500		Cabot Oil & Gas Corp.	117,000
22,700		Chesapeake Energy Corp.	367,059
91,285		Chevron Corp.	6,752,351
67,844	S	ConocoPhillips	3,514,319
20,099		Devon Energy Corp.	1,320,705
6,200		ENSCO International, Inc.	176,018
10,822		EOG Resources, Inc.	720,529
5,400		Equitable Resources, Inc.	181,170
228,475		ExxonMobil Corp.	18,239,159
12,330		Hess Corp.	661,381
32,134		Marathon Oil Corp.	879,186
8,305		Murphy Oil Corp.	368,327
12,212	@,@@	Nabors Industries Ltd.	146,178
11,772		Noble Corp.	260,043
7,500		Noble Energy, Inc.	369,150
36,839		Occidental Petroleum Corp.	2,209,972
4,300		Pioneer Natural Resources Co.	69,574
7,500		Questar Corp.	245,175
6,700		Range Resources Corp.	230,413
4,972	L	Rowan Cos., Inc.	79,055
15,000	@	Southwestern Energy Co.	434,550
5,088		Sunoco, Inc.	221,124
6,000		Tesoro Corp.	79,020
22,706		Valero Energy Corp.	491,358
26,238		XTO Energy, Inc.	925,414

			40,977,478

		Oil & Gas Services: 1.3%
13,370		Baker Hughes, Inc.	428,776
12,820		BJ Services Co.	149,609
9,500	@	Cameron International Corp.	194,750
40,642		Halliburton Co.	738,872
18,200	@	National Oilwell Varco, Inc.	444,808
54,382		Schlumberger Ltd.	2,301,990
9,436		Smith International, Inc.	215,990
29,580	@	Weatherford International Ltd.	320,056

			4,794,851

		Packaging & Containers: 0.2%
4,146		Ball Corp.	172,432
4,326		Bemis Co.	102,440
6,500	@	Owens-Illinois, Inc.	177,645
5,761	@	Pactiv Corp.	143,334
6,860		Sealed Air Corp.	102,488

			698,339

		Pharmaceuticals: 6.5%
70,628		Abbott Laboratories	3,769,416
13,362		Allergan, Inc.	538,756
6,912		AmerisourceBergen Corp.	246,482
90,018		Bristol-Myers Squibb Co.	2,092,919
15,622		Cardinal Health, Inc.	538,490
2,900	@,L	Cephalon, Inc.	223,416
45,493		Eli Lilly & Co.	1,832,003
11,306	@	Express Scripts, Inc.	621,604
13,204	@	Forest Laboratories, Inc.	336,306
10,700	@	King Pharmaceuticals, Inc.	113,634
21,988	@	Medco Health Solutions, Inc.	921,517
96,147		Merck & Co., Inc.	2,922,869
13,263	@,L	Mylan Laboratories	131,171
302,777		Pfizer, Inc.	5,362,181
73,930		Schering-Plough Corp.	1,259,028
4,478	@	Watson Pharmaceuticals, Inc.	118,980
60,541		Wyeth	2,270,893

			23,299,665

		Pipelines: 0.3%
30,604		El Paso Corp.	239,629
26,721		Spectra Energy Corp.	420,589
25,086		Williams Cos., Inc.	363,245

			1,023,463

		Real Estate: 0.0%
7,500	@	CB Richard Ellis Group, Inc.	32,400

			32,400

		Retail: 6.2%
3,800		Abercrombie & Fitch Co.	87,666
4,630	@,L	Autonation, Inc.	45,744
1,867	@,L	Autozone, Inc.	260,390
11,424	@	Bed Bath & Beyond, Inc.	290,398

See Accompanying Notes to Financial Statements

187

PORTFOLIO OF INVESTMENTS
ING Stock Index Portfolio
as of December 31, 2008 (continued)

Shares			Value

		Retail (continued)
14,755		Best Buy Co., Inc.	$414,763
3,512	@	Big Lots, Inc.	50,889
19,600		Costco Wholesale Corp.	1,029,000
65,347		CVS Caremark Corp.	1,878,073
6,169		Darden Restaurants, Inc.	173,842
6,043		Family Dollar Stores, Inc.	157,541
7,100	@	GameStop Corp.	153,786
20,412		Gap, Inc.	273,317
77,100		Home Depot, Inc.	1,774,842
9,622		JC Penney Co., Inc.	189,553
13,253	@	Kohl’s Corp.	479,759
12,438		Limited Brands, Inc.	124,878
66,652		Lowe’s Cos., Inc.	1,434,351
18,359		Macy’s, Inc.	190,016
50,656		McDonald’s Corp.	3,150,297
6,969	L	Nordstrom, Inc.	92,757
11,954	@	Office Depot, Inc.	35,623
5,743		RadioShack Corp.	68,571
2,482	@,L	Sears Holding Corp.	96,475
31,019		Staples, Inc.	555,860
31,751	@	Starbucks Corp.	300,364
34,249		Target Corp.	1,182,618
5,468	L	Tiffany & Co.	129,209
18,305		TJX Cos., Inc.	376,534
45,067		Walgreen Co.	1,111,803
100,373		Wal-Mart Stores, Inc.	5,626,910
20,310		Yum! Brands, Inc.	639,765

			22,375,594

		Savings & Loans: 0.2%
22,600		Hudson City Bancorp., Inc.	360,696
15,800	L	People’s United Financial, Inc.	281,714
23,638	@	Sovereign Bancorp., Inc.	70,441

			712,851

		Semiconductors: 2.1%
26,362	@,L	Advanced Micro Devices, Inc.	56,942
13,060		Altera Corp.	218,233
12,626		Analog Devices, Inc.	240,147
58,343		Applied Materials, Inc.	591,015
19,186	@	Broadcom Corp.	325,586
253,032		Intel Corp.	3,709,449
7,494		KLA-Tencor Corp.	163,294
9,676		Linear Technology Corp.	214,033
28,065	@	LSI Logic Corp.	92,334
9,800	@	MEMC Electronic Materials, Inc.	139,944
8,100		Microchip Technology, Inc.	158,193
33,115	@,L	Micron Technology, Inc.	87,424
8,482		National Semiconductor Corp.	85,414
4,299	@	Novellus Systems, Inc.	53,050
24,213	@	Nvidia Corp.	195,399
5,684	@	QLogic Corp.	76,393
7,342	@	Teradyne, Inc.	30,983
57,060		Texas Instruments, Inc.	885,571
12,047		Xilinx, Inc.	214,678

			7,538,082

		Software: 3.5%
23,051	@	Adobe Systems, Inc.	490,756
9,802	@	Autodesk, Inc.	192,609
8,278	@	BMC Software, Inc.	222,761
17,084		CA, Inc.	316,567
7,911	@	Citrix Systems, Inc.	186,462
11,041	@	Compuware Corp.	74,527
2,100		Dun & Bradstreet Corp.	162,120
13,793	@	Electronic Arts, Inc.	221,240
8,300		Fidelity National Information Services, Inc.	135,041
7,158	@	Fiserv, Inc.	260,336
7,909		IMS Health, Inc.	119,900
13,926	@	Intuit, Inc.	331,300
343,702		Microsoft Corp.	6,681,567
15,090	@	Novell, Inc.	58,700
178,204	@	Oracle Corp.	3,159,557
4,500	@	Salesforce.com, Inc.	144,045

			12,757,488

		Telecommunications: 6.2%
17,100	@	American Tower Corp.	501,372
264,627		AT&T, Inc.	7,541,870
4,435		CenturyTel, Inc.	121,209
3,954	@,L	Ciena Corp.	26,492
266,368	@	Cisco Systems, Inc.	4,341,798
68,636		Corning, Inc.	654,101
6,167		Embarq Corp.	221,765
13,695		Frontier Communications Corp.	119,694
5,900		Harris Corp.	224,495
9,287	@	JDS Uniphase Corp.	33,898
23,585	@	Juniper Networks, Inc.	412,973
98,590		Motorola, Inc.	436,754
75,352		Qualcomm, Inc.	2,699,862
64,592	L	Qwest Communications International, Inc.	235,115
124,184		Sprint Nextel Corp.	227,257
17,305	@	Tellabs, Inc.	71,297
129,236		Verizon Communications, Inc.	4,381,100
19,090		Windstream Corp.	175,628

			22,426,680

		Textiles: 0.0%
5,816		Cintas Corp.	135,106

			135,106

		Toys/Games/Hobbies: 0.1%
5,523		Hasbro, Inc.	161,106
15,700		Mattel, Inc.	251,200

			412,306

		Transportation: 2.1%
12,793		Burlington Northern Santa Fe Corp.	968,558
7,400		CH Robinson Worldwide, Inc.	407,222
17,792		CSX Corp.	577,706
9,300		Expeditors International Washington, Inc.	309,411
14,135		FedEx Corp.	906,760
16,314		Norfolk Southern Corp.	767,574
2,437		Ryder System, Inc.	94,507
22,998		Union Pacific Corp.	1,099,304
45,276		United Parcel Service, Inc. — Class B	2,497,424

			7,628,466

		Total Common Stock (Cost $462,168,703)	348,906,930

REAL ESTATE INVESTMENT TRUSTS: 0.9%

		Apartments: 0.2%
4,204		Apartment Investment & Management Co.	48,556
3,300		AvalonBay Communities, Inc.	199,914
11,847		Equity Residential	353,278

			601,748

		Diversified: 0.1%
5,975		Vornado Realty Trust	360,591

			360,591

		Forestry: 0.1%
7,415		Plum Creek Timber Co., Inc.	257,597

			257,597

		Health Care: 0.1%
10,900		HCP, Inc.	302,693

			302,693

See Accompanying Notes to Financial Statements

188

PORTFOLIO OF INVESTMENTS
ING Stock Index Portfolio
as of December 31, 2008 (continued)

Shares			Value

		Hotels: 0.0%
22,600		Host Hotels & Resorts, Inc.	$171,082

			171,082

		Office Property: 0.1%
5,295		Boston Properties, Inc.	291,225

			291,225

		Regional Malls: 0.1%
9,811		Simon Property Group, Inc.	521,258

			521,258

		Shopping Centers: 0.1%
5,300		Developers Diversified Realty Corp.	25,864
9,855		Kimco Realty Corp.	180,149

			206,013

		Storage: 0.1%
5,435		Public Storage, Inc.	432,083

			432,083

		Warehouse/Industrial: 0.0%
11,415		Prologis	158,554

			158,554

		Total Real Estate Investment Trusts (Cost $5,488,668)	3,302,844

		Total Long-Term Investments (Cost $467,657,371)	352,209,774

SHORT-TERM INVESTMENTS: 3.1%

		Affiliated Mutual Fund: 1.4%
4,940,000	S	ING Institutional Prime Money Market Fund — Class I	4,940,000

		Total Mutual Fund (Cost $4,940,000)	4,940,000

Principal
Amount			Value

		Repurchase Agreement: 0.6%
$2,198,000	S	Morgan Stanley Repurchase Agreement dated 12/31/08, 0.030%, due 01/02/09, $2,198,004 to be received upon repurchase (Collateralized by $2,265,000 Federal Farm Credit Bank, 3.450%, Market Value plus accrued interest $2,245,999, due 12/24/12)	$2,198,000

		Total Repurchase Agreement (Cost $2,198,000)	2,198,000

		Securities Lending CollateralCC: 1.1%
4,044,004		Bank of New York Mellon Corp. Institutional Cash Reserves	3,958,986

		Total Securities Lending Collateral (Cost $4,044,004)	3,958,986

		Total Short-Term Investments (Cost $11,182,004)	11,096,986

	Total Investments in Securities
	(Cost $478,839,375)*	100.7%	$363,306,760
	Other Assets and Liabilities - Net	(0.7)	(2,551,890)

	Net Assets	100.0%	$360,754,870

@	Non-income producing security
@@	Foreign Issuer
cc	Securities purchased with cash collateral for securities loaned.
S	All or a portion of this security is segregated to cover collateral requirements for applicable futures, options, swaps, foreign forward currency contracts and/or when-issued or delayed-delivery securities.
L	Loaned security, a portion or all of the security is on loan at December 31, 2008.

*	Cost for federal income tax purposes is $480,044,746.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$22,809,081
Gross Unrealized Depreciation	(139,547,067)

Net Unrealized Depreciation	$(116,737,986)

The following table summarizes the inputs used as of December 31, 2008 in determining the Portfolio’s investments at fair value for purposes of SFAS 157:

	Investments in	Other Financial
	Securities	Instruments*
Level 1 — Quoted Prices	$357,149,774	$145,861
Level 2 — Other Significant Observable Inputs	6,156,986	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$363,306,760	$145,861

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

ING Stock Index Portfolio Open Futures Contracts on December 31, 2008

			Unrealized
	Number		Appreciation/
Contract Description	of Contracts	Expiration Date	(Depreciation)

Long Contracts
S&P 500	40	03/19/09	$145,861

			$145,861

See Accompanying Notes to Financial Statements

189

PORTFOLIO OF INVESTMENTS
ING Templeton Global Growth Portfolio
as of December 31, 2008

Shares			Value

COMMON STOCK: 86.2%

		Austria: 0.7%
237,200		Telekom Austria AG	$3,451,292

			3,451,292

		Bermuda: 5.4%
374,440		Accenture Ltd.	12,277,888
153,750		Covidien Ltd.	5,571,900
213,960		Tyco Electronics Ltd.	3,468,292
197,910		Tyco International Ltd.	4,274,856

			25,592,936

		Brazil: 0.1%
22,350	L	Empresa Brasileira de Aeronautica SA ADR	362,294

			362,294

		China: 0.1%
70,160	@,L	Focus Media Holding Ltd. ADR	637,754

			637,754

		Finland: 0.8%
155,460		Stora Enso OYJ (Euro Denominated Security)	1,231,480
207,270		UPM-Kymmene OYJ	2,656,939

			3,888,419

		France: 7.8%
45,030	L	Accor SA	2,218,156
34,060		Compagnie Generale des Etablissements Michelin	1,799,514
281,520		France Telecom SA	7,846,714
128,370		Sanofi-Aventis	8,210,946
171,160		Total SA	9,410,227
229,420		Vivendi	7,477,716

			36,963,273

		Germany: 5.3%
133,660		Bayerische Motoren Werke AG	4,172,425
271,650		Deutsche Post AG	4,554,082
26,550		Merck KGaA	2,375,537
15,550		Muenchener Rueckversicherungs AG	2,382,565
103,260		SAP AG	3,718,049
106,970		Siemens AG	8,069,875

			25,272,533

		Hong Kong: 0.7%
207,000		Cheung Kong Holdings Ltd.	1,974,704
207,500		Swire Pacific Ltd.	1,437,398

			3,412,102

		India: 0.2%
51,060	L	ICICI Bank Ltd. ADR	982,905

			982,905

		Ireland: 0.6%
104,896		CRH PLC	2,696,973

			2,696,973

		Italy: 2.9%
270,712		ENI S.p.A.	6,514,315
1,243,646		Intesa Sanpaolo S.p.A.	4,517,775
1,140,009		UniCredito Italiano S.p.A.	2,898,499

			13,930,589

		Japan: 3.9%
140,900		Fuji Photo Film Co., Ltd.	3,145,467
414,500		Konica Minolta Holdings, Inc.	3,225,154
353,100		Mitsubishi UFJ Financial Group, Inc.	2,219,286
136,458		NOK Corp.	960,860
45,000		Olympus Corp.	900,837
615,000		Shinsei Bank Ltd.	973,373
264	X	Sumitomo Mitsui Financial Group, Inc.	1,051,224
120,800		Toyota Motor Corp.	3,993,446
38,180		USS Co., Ltd.	2,025,989

			18,495,636

		Netherlands: 3.6%
187,220		Koninklijke Philips Electronics NV	3,711,955
93,980		Randstad Holdings NV	1,917,924
295,432		Reed Elsevier NV	3,512,507
286,189		Royal Dutch Shell PLC — Class B	7,254,447
73,076		SBM Offshore NV	960,058

			17,356,891

		Norway: 0.2%
138,490		Aker Kvaerner ASA	915,921

			915,921

		Russia: 0.3%
97,500	@,L	OAO Gazprom ADR	1,404,711

			1,404,711

		Singapore: 1.4%
445,360	@	Flextronics International Ltd.	1,140,122
3,102,000		Singapore Telecommunications Ltd.	5,527,933

			6,668,055

		South Korea: 2.3%
67,364		Hyundai Motor Co.	2,155,464
80,000	@	KB Financial Group, Inc.	2,140,447
18,887		Samsung Electronics Co., Ltd.	6,886,018

			11,181,929

		Spain: 1.2%
24,340	L	Inditex SA	1,083,880
199,206		Telefonica SA	4,496,411

			5,580,291

		Sweden: 0.6%
155,450		Svenska Cellulosa AB — B Shares	1,349,685
180,908		Telefonaktiebolaget LM Ericsson	1,410,337

			2,760,022

		Switzerland: 4.8%
37,780		ACE Ltd.	1,999,318
60,770		Adecco SA	2,080,404
160,430		Nestle SA	6,352,730
165,820		Novartis AG	8,304,507
15,430		Roche Holding AG	2,388,828
130,000	@	UBS AG — Reg	1,891,416

			23,017,203

		Taiwan: 1.2%
709,644		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	5,606,188

			5,606,188

		Turkey: 0.5%
175,220		Turkcell Iletisim Hizmet AS ADR	2,554,708

			2,554,708

		United Kingdom: 11.5%
725,450		Aviva PLC	4,110,757
200,020		BAE Systems PLC	1,088,537
1,018,510		BP PLC	7,862,325
1,100,000		Compass Group PLC	5,486,456
481,420		GlaxoSmithKline PLC	8,953,330

See Accompanying Notes to Financial Statements

190

PORTFOLIO OF INVESTMENTS
ING Templeton Global Growth Portfolio
as of December 31, 2008 (continued)

Shares			Value

		United Kingdom (continued)
571,919		HSBC Holdings PLC	$5,675,832
1,604,750		Kingfisher PLC	3,161,240
957,000		Old Mutual PLC	769,183
518,710		Pearson PLC	4,889,027
1,151,780		Premier Foods PLC	503,527
48,334	@,I	Rolls-Royce Group PLC	69
845	@	Rolls-Royce Group PLC	4,134
1,283,581		Royal Bank of Scotland Group PLC	944,880
311,320		Standard Life PLC	908,808
391,360		Tesco PLC	2,037,824
3,366,947		Vodafone Group PLC	6,894,339
246,760		Wolseley PLC	1,374,585

			54,664,853

		United States: 30.1%
33,160		Abbott Laboratories	1,769,749
89,050		American Express Co.	1,651,878
268,390	@	Amgen, Inc.	15,499,523
84,700		Bank of America Corp.	1,192,576
641,890	@	Boston Scientific Corp.	4,968,229
60,860		Bristol-Myers Squibb Co.	1,414,995
500,000	@	Chico’s FAS, Inc.	2,090,000
191,080	@	Cisco Systems, Inc.	3,114,604
485,390		Comcast Corp. — Class A	8,193,383
35,450		Comcast Corp. — Special Class A	572,518
414,540		El Paso Corp.	3,245,848
181,850	@	Expedia, Inc.	1,498,444
45,280		FedEx Corp.	2,904,712
459,540		General Electric Co.	7,444,548
80,230		Harley-Davidson, Inc.	1,361,503
38,710		Home Depot, Inc.	891,104
32,000		JPMorgan Chase & Co.	1,008,960
116,370		Merck & Co., Inc.	3,537,648
518,180		Microsoft Corp.	10,073,419
816,570		News Corp. — Class A	7,422,621
668,640	@	Oracle Corp.	11,854,987
16,689		Pentair, Inc.	395,029
588,410		Pfizer, Inc.	10,420,737
70,000		Pitney Bowes, Inc.	1,783,600
274,120		Progressive Corp.	4,059,717
123,030		Quest Diagnostics	6,386,487
40,000		Raytheon Co.	2,041,600
411,640		Seagate Technology, Inc.	1,823,565
962,850		Sprint Nextel Corp.	1,762,016
58,810		Target Corp.	2,030,709
514,840		Time Warner, Inc.	5,179,290
87,740		Torchmark Corp.	3,921,978
133,280		United Parcel Service, Inc. — Class B	7,351,725
234,320	@	Viacom — Class B	4,466,139
12,900		Walt Disney Co.	292,701

			143,626,542

		Total Common Stock (Cost $621,037,053)	411,024,020

Principal
Amount			Value

SHORT-TERM INVESTMENTS: 11.5%

		U.S. Government Agency Obligations: 10.5%
$50,000,000	Z	Federal Home Loan Bank, 0.020%, due 01/02/09	$49,999,997

		Total U.S. Government Agency Obligations (Cost $49,999,997)	49,999,997

		Securities Lending CollateralCC: 1.0%
5,101,002		Bank of New York Mellon Corp. Institutional Cash Reserves	4,956,759

		Total Securities Lending Collateral (Cost $5,101,002)	4,956,759

		Total Short-Term Investments (Cost $55,100,999)	54,956,756

	Total Investments in Securities
	(Cost $676,138,052)*	97.7%	$465,980,776
	Other Assets and Liabilities - Net	2.3	11,205,587

	Net Assets	100.0%	$477,186,363

@	Non-income producing security
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
I	Illiquid security
L	Loaned security, a portion or all of the security is on loan at December 31, 2008.
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

*	Cost for federal income tax purposes is $677,276,706.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$5,047,761
Gross Unrealized Depreciation	(216,343,691)

Net Unrealized Depreciation	$(211,295,930)

See Accompanying Notes to Financial Statements

191

PORTFOLIO OF INVESTMENTS
ING Templeton Global Growth Portfolio
as of December 31, 2008 (continued)

Percentage of
Industry	Net Assets

Advertising	0.1%
Aerospace/Defense	0.7
Auto Manufacturers	2.2
Auto Parts & Equipment	0.6
Banks	4.9
Biotechnology	3.2
Building Materials	0.6
Commercial Services	0.8
Computers	3.0
Distribution/Wholesale	0.3
Diversified Financial Services	0.8
Electronics	1.7
Engineering & Construction	0.2
Food	1.9
Food Service	1.1
Forest Products & Paper	1.1
Healthcare — Products	2.2
Healthcare — Services	1.3
Holding Companies — Diversified	0.3
Insurance	3.8
Internet	0.3
Leisure Time	0.3
Lodging	0.5
Media	8.8
Miscellaneous Manufacturing	5.8
Office/Business Equipment	0.4
Oil & Gas	6.8
Oil & Gas Services	0.2
Pharmaceuticals	9.9
Pipelines	0.7
Real Estate	0.4
Retail	2.4
Semiconductors	2.6
Software	5.4
Telecommunications	7.8
Transportation	3.1
Short-Term Investments	11.5
Other Assets and Liabilities — Net	2.3

Net Assets	100.0%

The following table summarizes the inputs used as of December 31, 2008 in determining the Portfolio’s investments at fair value for purposes of SFAS 157:

	Investments in	Other Financial
	Securities	Instruments*
Level 1 — Quoted Prices	$185,694,438	$—
Level 2 — Other Significant Observable Inputs	280,286,338	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$465,980,776	$—

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

See Accompanying Notes to Financial Statements

192

PORTFOLIO OF INVESTMENTS
ING Van Kampen Real Estate Portfolio
as of December 31, 2008

Shares			Value

COMMON STOCK: 11.6%

		Healthcare — Services: 0.5%
807,138	@	Assisted Living Concepts, Inc.	$3,349,623

			3,349,623

		Lodging: 5.5%
442,825	@,L	Morgans Hotel Group Co.	2,063,565
2,072,220		Starwood Hotels & Resorts Worldwide, Inc.	37,092,738

			39,156,303

		Real Estate: 5.6%
4,239,243	@@,L	Brookfield Properties Co.	32,769,348
1,140,865	L	Forest City Enterprises, Inc.	7,643,796

			40,413,144

		Total Common Stock (Cost $200,959,924)	82,919,070

REAL ESTATE INVESTMENT TRUSTS: 84.2%

		Apartments: 19.3%
5,141		Apartment Investment & Management Co.	59,379
858,727		AvalonBay Communities, Inc.	52,021,682
45,227		BRE Properties, Inc.	1,265,451
804,468		Camden Property Trust	25,212,027
1,403,571		Equity Residential	41,854,487
1,020,726		Post Properties, Inc.	16,841,979

			137,255,005

		Diversified: 8.8%
845,930	L	Duke Realty Corp.	9,271,393
789,831		Liberty Property Trust	18,031,842
124,886		PS Business Parks, Inc.	5,577,409
497,327		Vornado Realty Trust	30,013,684

			62,894,328

		Forestry: 0.1%
19,800		Plum Creek Timber Co., Inc.	687,852

			687,852

		Health Care: 13.6%
92,955		Care Investment Trust, Inc.	724,119
41,570	@@	Extendicare Real Estate Investment Trust	196,990
768,412	L	HCP, Inc.	21,338,801
1,252,064	L	Healthcare Realty Trust, Inc.	29,398,463
1,285,834		Senior Housing Properties Trust	23,042,145
657,677		Ventas, Inc.	22,078,217

			96,778,735

		Hotels: 4.6%
4,006,865		Host Hotels & Resorts, Inc.	30,331,968
1,409,656		Strategic Hotel Capital, Inc.	2,368,222

			32,700,190

		Manufactured Homes: 2.1%
399,886		Equity Lifestyle Properties, Inc.	15,339,627

			15,339,627

		Office Property: 10.9%
853,126		Boston Properties, Inc.	46,921,930
174,714		Douglas Emmett, Inc.	2,281,765
34,193		Kilroy Realty Corp.	1,144,098
1,112,812		Mack-Cali Realty Corp.	27,263,894

			77,611,687

		Regional Malls: 8.2%
1,043,538	L	Simon Property Group, Inc.	55,443,174
126,550		Taubman Centers, Inc.	3,221,963

			58,665,137

		Shopping Centers: 9.8%
437,960		Acadia Realty Trust	6,249,689
109,471		Developers Diversified Realty Corp.	534,218
11,751		Equity One, Inc.	207,993
417,066		Federal Realty Investment Trust	25,891,457
2,065		Kimco Realty Corp.	37,748
143,495		Ramco-Gershenson Properties	886,799
769,353		Regency Centers Corp.	35,928,785
9,840	L	Weingarten Realty Investors	203,590

			69,940,279

		Storage: 5.4%
442,977		Public Storage, Inc.	35,216,672
94,743		Sovran Self Storage, Inc.	3,410,748

			38,627,420

		Warehouse/Industrial: 1.4%
378,812	L	AMB Property Corp.	8,871,777
211,280		DCT Industrial Trust, Inc.	1,069,077

			9,940,854

		Total Real Estate Investment Trusts (Cost $845,779,839)	600,441,114

PREFERRED STOCK: 0.1%

		Real Estate: 0.1%
7,305		Simon Property Group LP	313,165

		Total Preferred Stock (Cost $391,183)	313,165

		Total Long-Term Investments (Cost $1,047,130,946)	683,673,349

Principal
Amount			Value

SHORT-TERM INVESTMENTS: 2.6%

		Affiliated Mutual Fund: 1.6%
$11,612,622		ING Institutional Prime Money Market Fund — Class I	$11,612,622

		Total Mutual Fund (Cost $11,612,622)	11,612,622

		Securities Lending CollateralCC: 1.0%
7,939,019		Bank of New York Mellon Corp. Institutional Cash Reserves	$6,859,046

		Total Securities Lending Collateral (Cost $7,939,019)	6,859,046

		Total Short-Term Investments (Cost $19,551,641)	18,471,668

	Total Investments in Securities
	(Cost $1,066,682,587)*	98.5%	$702,145,017
	Other Assets and Liabilities - Net	1.5	10,416,337

	Net Assets	100.0%	$712,561,354

@	Non-income producing security
@@	Foreign Issuer
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2008.

See Accompanying Notes to Financial Statements

193

PORTFOLIO OF INVESTMENTS
ING Van Kampen Real Estate Portfolio
as of December 31, 2008 (continued)

*	Cost for federal income tax purposes is $1,111,299,129.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$7,785,619
Gross Unrealized Depreciation	(416,939,731)

Net Unrealized Depreciation	$(409,154,112)

The following table summarizes the inputs used as of December 31, 2008 in determining the Portfolio’s investments at fair value for purposes of SFAS 157:

	Investments in	Other Financial
	Securities	Instruments*

Level 1 — Quoted Prices	$694,972,806	$—
Level 2 — Other Significant Observable Inputs	7,172,211	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$702,145,017	$—

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

See Accompanying Notes to Financial Statements

194

PORTFOLIO OF INVESTMENTS
ING VP Index Plus International Equity Portfolio
as of December 31, 2008

Shares			Value

COMMON STOCK: 95.7%

		Australia: 4.9%
120,165		Australia & New Zealand Banking Group Ltd.	$1,297,326
61,361		Bendigo Bank Ltd.	474,715
64,096		BHP Billiton Ltd.	1,361,666
21,481		Billabong International Ltd.	117,966
252,260		BlueScope Steel Ltd.	619,777
33,981		Brambles Ltd.	176,550
65,616		Caltex Australia Ltd.	331,580
12,804		Commonwealth Bank of Australia	263,449
22,356		Computershare Ltd.	122,157
18,132		CSL Ltd.	427,586
111,828		Goodman Fielder Ltd.	103,956
56,433		Lion Nathan Ltd.	324,196
288,421		Macquarie Airports Management Ltd.	485,501
26,357		Macquarie Group Ltd.	534,924
29,417	L	Metcash Ltd.	90,068
7,365		Origin Energy Ltd.	83,066
232,319		Qantas Airways Ltd.	428,003
14,610		QBE Insurance Group Ltd.	264,051
235,793		Telstra Corp., Ltd.	631,227
11,210		Westpac Banking Corp.	134,449
10,680		Woodside Petroleum Ltd.	276,370
5,911		Woolworths Ltd.	110,218

			8,658,801

		Austria: 0.8%
35,232		OMV AG	936,166
6,732		Telekom Austria AG	97,951
14,860		Voestalpine AG	321,049

			1,355,166

		Belgium: 1.1%
54,181	@	Anheuser-Busch InBev NV	1,258,256
39,496	@	Anheuser-Busch InBev NV — VVPR Share	220
4,898		Belgacom SA	187,243
373		Colruyt SA	80,153
1,373		Delhaize Group	84,874
27,282	@,X	Fortis — STRIP VVPR	38
1,102		Groupe Bruxelles Lambert SA	88,283
2,015		KBC Groep NV	60,555
1,226		Mobistar SA	88,437

			1,848,059

		Bermuda: 0.1%
14,677		SeaDrill Ltd. ADR	119,618

			119,618

		Denmark: 0.1%
5,171		Danske Bank A/S	52,093
1,957		Novo-Nordisk A/S	100,950

			153,043

		Finland: 1.5%
16,227		Elisa OYJ	282,494
736		Kesko OYJ	18,545
5,612		Neste Oil OYJ	84,473
135,704		Nokia OYJ	2,129,517
5,335		Orion OYJ	90,736
6,156		Sampo OYJ	116,517

			2,722,282

		France: 8.9%
3,794		AXA SA	85,159
20,709		BNP Paribas	893,892
25,373		Bouygues SA	1,076,410
32,126		Carrefour SA	1,241,811
291		Christian Dior SA	16,453
3,599	@	Compagnie Generale de Geophysique SA	53,872
14,962		Compagnie Generale des Etablissements Michelin	790,497
4,998		Credit Agricole SA	56,138
49,840		France Telecom SA	1,389,174
4,657		Gaz de France	231,160
8,818		Lafarge SA	539,321
5,106		M6-Metropole Television	98,991
8,319		Natixis	14,757
9,719		Pernod-Ricard SA	722,003
35,455		Peugeot SA	606,162
1,972		PPR	129,117
12,479		Renault SA	325,652
16,056		Sanofi-Aventis	1,026,992
16,501		Schneider Electric SA	1,228,561
7,115		Societe BIC SA	409,357
1,750		Technip SA	53,732
42,239		Total SA	2,322,263
780		Vallourec	88,686
21,756		Veolia Environnement	686,247
2,421		Vinci SA	102,165
43,734		Vivendi	1,425,466

			15,614,038

		Germany: 8.0%
2,547		Adidas AG	96,912
1,525		Allianz AG	162,045
26,367		BASF AG	1,017,434
16,154		Bayer AG	937,643
2,762		Beiersdorf AG	164,101
33,385		Deutsche Bank AG	1,331,160
60,809		Deutsche Lufthansa AG	1,011,997
51,119		Deutsche Post AG	856,985
60,338		Deutsche Telekom AG	910,571
52,610		E.ON AG	2,035,337
5,225		Fresenius Medical Care AG & Co. KGaA	242,438
3,799		Hannover Rueckversicheru — Reg	122,798
2,420		Metro AG	96,779
5,736		Muenchener Rueckversicherungs AG	878,868
469		Puma AG Rudolf Dassler Sport	93,713
13,659		RWE AG	1,206,104
18,826		SAP AG	677,862
6,410		Siemens AG	483,574
31,220		ThyssenKrupp AG	881,022
2,514		Volkswagen AG	874,750

			14,082,093

		Greece: 0.7%
6,115		Alpha Bank AE	57,210
6,659		Coca-Cola Hellenic Bottling Co. SA	96,826
24,095		Hellenic Telecommunications Organization SA	400,310
23,578		National Bank of Greece SA	437,857
4,950		OPAP SA	142,453
5,188		Piraeus Bank SA	46,311

			1,180,967

		Hong Kong: 1.7%
15,000		Esprit Holdings Ltd.	85,476
41,000		Hang Lung Properties Ltd.	90,018
64,422		Hang Seng Bank Ltd.	850,538
356,000		Hong Kong & China Gas	539,862
9,200		Hong Kong Aircraft Engineerg Co., Ltd.	75,992
30,500		HongKong Electric Holdings	171,715
205,000		Hopewell Holdings	680,116
30,178		Hutchison Whampoa Ltd.	152,345

See Accompanying Notes to Financial Statements

195

PORTFOLIO OF INVESTMENTS
ING VP Index Plus International Equity Portfolio
as of December 31, 2008 (continued)

Shares			Value

		Hong Kong (continued)
99,114		New World Development Ltd.	$101,485
182,000		Shangri-La Asia Ltd.	210,517

			2,958,064

		Ireland: 0.1%
72,173		Allied Irish Banks PLC	175,768

			175,768

		Italy: 4.6%
39,672		Banche Popolari Unite Scpa	581,840
46,686		Banco Popolare Scarl	331,016
235,616		Enel S.p.A.	1,517,742
47,942		ENI S.p.A.	1,153,659
14,926		Fiat S.p.A	99,917
31,511		Finmeccanica S.p.A.	488,071
370,726		Intesa Sanpaolo S.p.A.	1,346,731
1,666		Italcementi S.p.A.	21,649
3,194		Mediaset S.p.A.	18,404
508,503		Parmalat S.p.A	853,060
223,419		Pirelli & C S.p.A.	84,380
13,878		Telecom Italia S.p.A.	22,832
590,021		UniCredito Italiano S.p.A.	1,500,142

			8,019,443

		Japan: 23.8%
1,900		ABC-Mart, Inc.	69,479
10,040		Acom Co., Ltd.	424,334
4,000		Amada Co., Ltd.	19,455
12,000		Asics Corp.	97,236
2,800		Astellas Pharma, Inc.	114,610
1,800		Benesse Corp.	78,770
13,800		Bridgestone Corp.	206,995
10,900		Brother Industries Ltd.	65,026
6,000		Canon Sales Co., Inc.	96,618
13,800		Canon, Inc.	437,247
2,300		Casio Computer Co., Ltd.	14,514
123		Central Japan Railway Co.	1,066,736
12,000		Chubu Electric Power Co., Inc.	365,494
33,800		Credit Saison Co., Ltd.	469,220
84,000		Daihatsu Motor Co., Ltd.	742,292
53,500		Daiichi Sankyo Co., Ltd.	1,265,188
19,700		Daito Trust Construction Co., Ltd.	1,034,139
10,000		Daiwa House Industry Co., Ltd.	98,046
29	X	East Japan Railway Co.	211,602
1,570		Hakuhodo DY Holdings, Inc.	85,653
92,500		Haseko Corp.	98,623
1,900		Hisamitsu Pharmaceutical Co., Inc.	77,668
7,700		Hitachi Chemical Co. Ltd.	79,989
10,800		Hitachi High-Technologies Corp.	172,950
143,000		Hokugin Financial Group, Inc.	338,515
78		Inpex Holdings, Inc.	621,821
176,000		Isuzu Motors Ltd.	227,421
106,000		Itochu Corp.	534,780
7,000		JGC Corp.	104,762
12,700		JSR Corp.	142,878
36,000		Kao Corp.	1,093,512
176		KDDI Corp.	1,256,692
700		Keyence Corp.	143,858
83,000		Kirin Brewery Co., Ltd.	1,103,517
26,900		Komatsu Ltd.	343,150
35,800		Konami Corp.	928,113
122,000		Konica Minolta Holdings, Inc.	949,261
7,100		Kyushu Electric Power Co., Inc.	188,488
1,500		Lawson, Inc.	86,507
15,700		Makita Corp.	351,274
183,000		Mitsubishi Electric Corp.	1,146,816
52,300		Mitsubishi UFJ Financial Group, Inc.	328,713
118,000		Mitsui & Co., Ltd.	1,213,083
49,000		Mitsui OSK Lines Ltd.	302,834
9,500		Namco Bandai Holdings, Inc.	104,124
40,000		NGK Insulators Ltd.	453,269
21,400		Nidec Corp.	836,939
7,000		Nikon Corp.	84,018
300		Nintendo Co., Ltd.	114,646
39,000		Nippon Electric Glass Co., Ltd.	205,866
22,000		Nippon Sheet Glass Co., Ltd.	72,837
365,000		Nippon Steel Corp.	1,199,494
49	X	Nippon Telegraph & Telephone Corp.	242,854
365,000		Nishi-Nippon City Bank Ltd.	1,061,619
62,000		Nisshin Steel Co., Ltd.	127,781
950		Nitori Co., Ltd.	73,930
800		Nitto Denko Corp.	15,315
22		NTT Data Corp.	88,639
208		NTT DoCoMo, Inc.	409,410
2,100		Ono Pharmaceutical Co., Ltd.	109,335
710		ORIX Corp.	40,542
220,000		Osaka Gas Co., Ltd.	1,017,333
17,800		Otsuka Corp.	810,718
37,250		Promise Co., Ltd.	944,845
4,500		Secom Co., Ltd.	232,211
2,700		Seven & I Holdings Co., Ltd.	92,803
1,000		Shimamura Co., Ltd.	77,205
8,400		Shimano, Inc.	330,680
28,600		Shin-Etsu Chemical Co., Ltd.	1,319,935
18,000		Shiseido Co., Ltd.	370,168
29,000		Sompo Japan Insurance, Inc.	214,736
56,100		Sony Corp.	1,227,014
80,100		Stanley Electric Co., Ltd.	845,756
104,300		Sumitomo Electric Industries Ltd.	807,407
10,300		Sumitomo Rubber Industries, Inc.	89,653
78,000		Suruga Bank Ltd.	774,900
4,000		Suzuken Co., Ltd.	119,248
4,800		T&D Holdings, Inc.	203,164
27,900		Takeda Pharmaceutical Co., Ltd.	1,454,212
105,000		Toho Gas Co., Ltd.	692,855
29,100		Tokio Marine Holdings, Inc.	862,216
2,400		Tokyo Electric Power Co., Inc.	80,116
198,000		Tokyo Gas Co., Ltd.	1,003,638
9,500		Tokyo Steel Manufacturing Co., Ltd.	99,678
94,000		Toyota Boshoku Corp.	765,918
32,700		Toyota Motor Corp.	1,081,007
8,300		Toyota Tsusho Corp.	89,356
3,370		USS Co., Ltd.	178,826
215		West Japan Railway Co.	979,633
4,100		Yakult Honsha Co., Ltd.	87,728
8,600		Yamaha Corp.	79,955
14,500		Yamato Kogyo Co., Ltd.	392,430
81,000		Yaskawa Electric Corp.	327,164

			41,691,005

		Luxembourg: 0.7%
51,851		ArcelorMittal	1,236,813

			1,236,813

		Mauritius: 0.3%
3,237,000		Golden Agri-Resources Ltd.	533,423

			533,423

		Netherlands: 5.2%
29,944		ASML Holding NV	539,805
4,323		Boskalis Westminster	100,857
22,990		European Aeronautic Defence and Space Co. NV	389,344
2,912		Fugro NV	83,700
31,694		Heineken NV	970,365
65,065		Koninklijke Philips Electronics NV	1,290,024
85,156		Reed Elsevier NV	1,012,453
78,629		Royal Dutch Shell PLC — Class A	2,065,828
87,949		Royal Dutch Shell PLC — Class B	2,229,371
17,671		Unilever NV	428,309

			9,110,056

See Accompanying Notes to Financial Statements

196

PORTFOLIO OF INVESTMENTS
ING VP Index Plus International Equity Portfolio
as of December 31, 2008 (continued)

Shares			Value

		New Zealand: 0.2%
112,745		Fletcher Building Ltd.	$379,875

			379,875

		Norway: 0.3%
14,300		Aker Kvaerner ASA	94,575
12,142		DnB NOR ASA	48,175
27,600		Statoil ASA	461,604

			604,354

		Portugal: 0.1%
23,758		Energias de Portugal SA	89,377
13,024		Portugal Telecom SGPS SA	111,457

			200,834

		Singapore: 1.2%
442,000		CapitaLand Ltd.	964,413
27,000		Jardine Cycle & Carriage Ltd.	179,567
12,000		Singapore Airlines Ltd.	94,379
33,000		Singapore Press Holdings Ltd.	71,555
534,000		United Overseas Land Ltd.	831,122

			2,141,036

		Spain: 5.8%
22,585		ACS Actividades de Construccion y Servicios SA	1,048,767
145,585		Banco Bilbao Vizcaya Argentaria SA	1,803,852
19,921		Banco Popular Espanol SA	172,786
262,667		Banco Santander Central Hispano SA	2,537,544
2,664		Gas Natural SDG SA	72,485
10,524		Gestevision Telecinco SA	113,363
110,723		Iberdrola SA	1,032,125
6,000		Inditex SA	267,185
7,796		Repsol YPF SA	166,446
127,481		Telefonica SA	2,877,450
4,793		Zardoya-Otis SA	86,148

			10,178,151

		Sweden: 0.1%
14,652		Electrolux AB	128,206
1,800		Sandvik AB	11,562
1,653		Tele2 AB — B Shares	14,959

			154,727

		Switzerland: 8.7%
5,008		Adecco SA	171,444
297		Baloise Holding AG	22,429
891		BKW FMB Energie AG	86,045
41,185		Credit Suisse Group	1,154,192
854		Geberit AG — Reg	92,360
19,829		Holcim Ltd.	1,147,705
37		Lindt & Spruengli AG	69,230
63,834		Nestle SA	2,527,708
67,660		Novartis AG	3,388,511
1,149		Pargesa Holding SA	76,790
20,479		Roche Holding AG	3,170,500
104		SGS SA	108,769
6,755	@	Swiss Life Holding	468,414
23,340		Swiss Reinsurance	1,142,857
3,097		Synthes, Inc.	388,162
5,966	@	UBS AG — Reg	86,801
35,028		Xstrata PLC	327,770
3,435		Zurich Financial Services AG	750,482

			15,180,169

		United Kingdom: 16.8%
7,617		3i Group PLC	29,829
10,905		Amec PLC	78,725
4,318		Anglo American PLC	100,770
50,608		AstraZeneca PLC	2,070,396
44,744		Aviva PLC	253,542
223,498		BAE Systems PLC	1,216,308
216,632		Barclays PLC	492,381
7,074	@	Berkeley Group Holdings PLC	89,705
43,971		BG Group PLC	608,628
93,151		BHP Billiton PLC	1,806,720
360,396		BP PLC	2,782,055
9,701		British American Tobacco PLC	253,069
22,919		British Energy Group PLC	256,829
176,073		BT Group PLC	354,102
23,063		Burberry Group PLC	74,671
390,045		Cable & Wireless PLC	882,099
3,560	@	Cairn Energy PLC	104,266
22,987		Capita Group PLC	246,580
681		Carnival PLC	15,039
60,415		Carphone Warehouse Group	79,172
299,433		Centrica PLC	1,152,760
45,768		Compass Group PLC	228,276
135,099		Daily Mail & General Trust	533,162
110,276		Diageo PLC	1,549,472
16,867		Experian Group Ltd.	106,346
47,482		GKN PLC	66,111
76,785		GlaxoSmithKline PLC	1,428,028
268,669		HBOS PLC	278,119
216,237		HSBC Holdings PLC	2,116,354
15,755		Imperial Tobacco Group PLC	420,832
169,055		International Power PLC	589,109
19,219		Investec PLC	79,357
200,002		J Sainsbury PLC	954,414
31,693		Ladbrokes PLC	85,126
833,688		Legal & General Group PLC	931,830
20,206		Marks & Spencer Group PLC	63,337
719,771		Old Mutual PLC	578,512
2,733		Reckitt Benckiser PLC	102,408
12,837		Reed Elsevier PLC	94,247
12,660		Rio Tinto PLC	281,389
867,319		Royal Bank of Scotland Group PLC	638,458
42,121		Sage Group PLC	104,299
12,346		Shire PLC	181,856
56,932		Standard Chartered PLC	728,505
31,437		Standard Life PLC	91,771
188,764		Tesco PLC	982,900
29,422		Thomas Cook Group PLC	75,237
12,023		Unilever PLC	276,166
748,590		Vodafone Group PLC	1,532,852
262,732		WM Morrison Supermarkets PLC	1,064,945
22,011		Wolseley PLC	122,613
43,885		WPP PLC	256,610

			29,490,287

		Total Common Stock (Cost $234,644,289)	167,788,072

REAL ESTATE INVESTMENT TRUSTS: 1.1%

		Australia: 0.4%
78,485		Westfield Group	712,545

			712,545

		France: 0.5%
6,315		Unibail	943,427

			943,427

		Japan: 0.1%
22		Japan Retail Fund Investment Corp.	95,026

			95,026

See Accompanying Notes to Financial Statements

197

PORTFOLIO OF INVESTMENTS
ING VP Index Plus International Equity Portfolio
as of December 31, 2008 (continued)

Shares			Value

	Singapore: 0.1%
79,000	@ Ascendas Real Estate Investment Trust		$76,001

			76,001

	Total Real Estate Investment Trusts (Cost $1,944,249)		1,826,999

PREFERRED STOCK: 0.4%

	Germany: 0.4%
6,281	Henkel KGaA — Vorzug		199,999
6,498	Porsche AG		517,346

	Total Preferred Stock (Cost $696,056)		717,345

RIGHTS: 0.0%

	Belgium: 0.0%
8,504	Fortis		—

	Total Rights (Cost $—)		—

	Total Long-Term Investments (Cost $237,284,594)		170,332,416

Principal
Amount			Value

SHORT-TERM INVESTMENTS: 0.0%

	Securities Lending CollateralCC: 0.0%
$77,413	Bank of New York Mellon Corp. Institutional Cash Reserves		$69,868

	Total Short-Term Investments (Cost $77,413)		69,868

	Total Investments in Securities
	(Cost $237,362,007)*	97.2%	$170,402,284
	Other Assets and Liabilities - Net	2.8	4,909,788

	Net Assets	100.0%	$175,312,072

@	Non-income producing security
ADR	American Depositary Receipt
STRIP	Separate Trading of Registered Interest and Principal of Securities
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2008.
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.

*	Cost for federal income tax purposes is $259,471,416.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$4,325,997
Gross Unrealized Depreciation	(93,395,129)

Net Unrealized Depreciation	$(89,069,132)

Percentage of
Industry	Net Assets

Advertising	0.0%
Aerospace/Defense	1.2
Agriculture	0.7
Airlines	0.9
Apparel	0.3
Auto Manufacturers	2.6
Auto Parts & Equipment	2.1
Banks	12.8
Beverages	3.4
Biotechnology	0.2
Building Materials	1.3
Chemicals	2.0
Commercial Services	0.6
Computers	0.6
Cosmetics/Personal Care	0.9
Distribution/Wholesale	1.4
Diversified	0.6
Diversified Financial Services	1.4
Electric	4.3
Electrical Components & Equipment	1.4
Electronics	1.9
Engineering & Construction	1.8
Entertainment	0.1
Food	5.2
Food Service	0.1
Gas	2.7
Hand/Machine Tools	0.2
Healthcare — Products	0.2
Healthcare — Services	0.1
Holding Companies — Diversified	0.1
Home Builders	0.2
Home Furnishings	0.8
Household Products/Wares	0.4
Insurance	4.1
Investment Companies	0.0
Iron/Steel	2.8
Leisure Time	0.3
Lodging	0.1
Machinery — Construction & Mining	0.2
Machinery — Diversified	0.1
Media	2.1
Metal Fabricate/Hardware	0.1
Mining	2.2
Miscellaneous Manufacturing	0.9
Office/Business Equipment	0.2
Oil & Gas	8.2
Oil & Gas Services	0.2
Pharmaceuticals	8.3
Real Estate	2.1
Retail	0.6
Semiconductors	0.3
Shopping Centers	0.5
Software	1.0
Telecommunications	7.9
Toys/Games/Hobbies	0.1
Transportation	2.0
Venture Capital	0.0
Water	0.4
Short-Term Investments	0.0
Other Assets and Liabilities — Net	2.8

Net Assets	100.0%

See Accompanying Notes to Financial Statements

198

PORTFOLIO OF INVESTMENTS
ING VP Index Plus International Equity Portfolio
as of December 31, 2008 (continued)

The following table summarizes the inputs used as of December 31, 2008 in determining the Portfolio’s investments at fair value for purposes of SFAS 157:

	Investments in	Other Financial
	Securities	Instruments*

Level 1 — Quoted Prices	$2,079,651	$—
Level 2 — Other Significant Observable Inputs	168,322,595	—
Level 3 — Significant Unobservable Inputs	38	—

Total	$170,402,284	$—

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended December 31, 2008, was as follows:

	Investments in	Other Financial
	Securities	Instruments*

Beginning Balance at 12/31/07	$—	$—
Net Purchases/(Sales)	—	—
Accrued Discounts/(Premiums)	—	—
Total Realized Gain/(Loss)	—	—
Total Unrealized Appreciation/(Depreciation)	—	—
Net Transfers In/(Out) of Level 3	38	—

Ending Balance at 12/31/08	$38	$—

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

For the year ended December 31, 2008, total change in unrealized gain (loss) on Level 3 securities included in the change in net assets was $     . Total unrealized gain (loss) for all securities (including Level 1 and Level 2) can be found on the accompanying Statement of Operations.

See Accompanying Notes to Financial Statements

199

PORTFOLIO OF INVESTMENTS
ING Wells Fargo Small Cap Disciplined Portfolio
as of December 31, 2008

Shares			Value

COMMON STOCK: 89.9%

		Advertising: 0.5%
90,800	@	Clear Channel Outdoor Holdings, Inc.	$558,421

			558,421

		Aerospace/Defense: 2.5%
220,416	@	Herley Industries, Inc.	2,706,708

			2,706,708

		Agriculture: 0.1%
4,000	@	Tejon Ranch Co.	98,960

			98,960

		Apparel: 0.2%
76,900	@	Heelys, Inc.	174,563

			174,563

		Beverages: 1.1%
97,000		Coca-Cola Enterprises, Inc.	1,166,910
16,600	@	Vermont Pure Holdings Ltd.	11,620

			1,178,530

		Biotechnology: 2.6%
53,200	@	Millipore Corp.	2,740,864

			2,740,864

		Building Materials: 0.9%
38,600	@	Armstrong World Industries, Inc.	834,532
9,300		Comfort Systems USA, Inc.	99,138

			933,670

		Chemicals: 0.3%
38,600	@,L	Zoltek Cos., Inc.	347,014

			347,014

		Commercial Services: 10.0%
176,800	@	Convergys Corp.	1,133,288
120,700	@,L	CRA International, Inc.	3,250,451
888,000	@	Hooper Holmes, Inc.	222,000
251,100	@,L	Monster Worldwide, Inc.	3,035,799
111,900		Paychex, Inc.	2,940,732

			10,582,270

		Computers: 2.2%
53,700	@	Electronics for Imaging	513,372
557,300	@	InFocus Corp.	439,710
212,169	@	Mercury Computer Systems, Inc.	1,338,786
100	@	Planar Systems, Inc.	61

			2,291,929

		Distribution/Wholesale: 2.9%
87,200	L	Fastenal Co.	3,038,920

			3,038,920

		Diversified Financial Services: 2.3%
311,136	@,L	Asset Acceptance Capital Corp.	1,589,905
103,452		Janus Capital Group, Inc.	830,720

			2,420,625

		Electric: 0.5%
6,500		Allete, Inc.	209,755
200		Idacorp, Inc.	5,890
15,200		Portland General Electric Co.	295,944

			511,589

		Electrical Components & Equipment: 2.4%
200,600		Molex, Inc.	2,597,770

			2,597,770

		Electronics: 5.3%
176,400		Jabil Circuit, Inc.	1,190,700
115,100	@	Newport Corp.	780,378
122,500		PerkinElmer, Inc.	1,703,975
51,600	@	Waters Corp.	1,891,140

			5,566,193

		Energy — Alternate Sources: 0.3%
44,491	@,L	FuelCell Energy, Inc.	172,625
236,900	@,L	Syntroleum Corp.	127,926

			300,551

		Environmental Control: 3.6%
26,300	@	Clean Harbors, Inc.	1,668,472
87,200		Republic Services, Inc.	2,161,688

			3,830,160

		Food: 6.0%
83,253	L	Tootsie Roll Industries, Inc.	2,132,109
41,900	L	Whole Foods Market, Inc.	395,536
235,100	@	Winn-Dixie Stores, Inc.	3,785,110

			6,312,755

		Forest Products & Paper: 0.4%
115,400	@	Buckeye Technologies, Inc.	420,056

			420,056

		Gas: 4.5%
11,100		Nicor, Inc.	385,614
255,300		NiSource, Inc.	2,800,641
6,400		Northwest Natural Gas Co.	283,072
17,900		Piedmont Natural Gas Co.	566,893
10,300		Southwest Gas Corp.	259,766
13,300		WGL Holdings, Inc.	434,777

			4,730,763

		Hand/Machine Tools: 2.1%
101,000		Kennametal, Inc.	2,241,190

			2,241,190

		Household Products/Wares: 0.8%
30,400		WD-40 Co.	860,016

			860,016

		Insurance: 0.7%
104,400	@	Crawford & Co.	703,656

			703,656

		Lodging: 1.0%
120,000		Ameristar Casinos, Inc.	1,036,800

			1,036,800

		Machinery — Diversified: 3.3%
232,100	@	Intermec, Inc.	3,082,288
22,700		Robbins & Myers, Inc.	367,059
200		Tennant Co.	3,080

			3,452,427

		Media: 1.5%
525,500	@,L	Playboy Enterprises, Inc.	1,135,080
20,000		Scripps Networks Interactive — Class A	440,000

			1,575,080

		Metal Fabricate/Hardware: 0.7%
12,300		Valmont Industries, Inc.	754,728

			754,728

See Accompanying Notes to Financial Statements

200

PORTFOLIO OF INVESTMENTS
ING Wells Fargo Small Cap Disciplined Portfolio
as of December 31, 2008 (continued)

Shares			Value

		Mining: 0.0%
100	@@, L	GoldCorp, Inc.	$3,153

			3,153

		Miscellaneous Manufacturing: 1.9%
29,300		Illinois Tool Works, Inc.	1,026,965
10,500	@	Lydall, Inc.	60,375
33,000		Pall Corp.	938,190

			2,025,530

		Oil & Gas: 4.7%
38,500		Hess Corp.	2,065,140
60,200		Noble Energy, Inc.	2,963,044

			5,028,184

		Packaging & Containers: 0.6%
39,800		Sealed Air Corp.	594,612

			594,612

		Pharmaceuticals: 0.4%
44,000	@	Noven Pharmaceuticals, Inc.	484,000
1,400	@	Trimeris, Inc.	1,862

			485,862

		Retail: 2.7%
68,900	@	CEC Entertainment, Inc.	1,670,825
110,000		Kenneth Cole Productions, Inc.	778,800
9,100	@	Rubio’s Restaurants, Inc.	32,487
47,000		Williams-Sonoma, Inc.	369,420

			2,851,532

		Semiconductors: 6.3%
2,700	@	Advanced Analogic Technologies, Inc.	8,154
233,989	@	ATMI, Inc.	3,610,450
483,000	@	Entegris, Inc.	1,057,770
52,800	@,L	Exar Corp.	352,176
133,738	@	Ultratech, Inc.	1,599,506

			6,628,056

		Software: 4.2%
150,100	@	Electronic Arts, Inc.	2,407,604
70,600	L	Fair Isaac Corp.	1,190,316
179,800	@	Lawson Software, Inc.	852,252

			4,450,172

		Telecommunications: 6.5%
313,500	@	Arris Group, Inc.	2,492,325
378,500	@	Mastec, Inc.	4,383,030

			6,875,355

		Toys/Games/Hobbies: 1.7%
527,200	@	Leapfrog Enterprises, Inc.	1,845,200

			1,845,200

		Water: 2.2%
115,996		Aqua America, Inc.	2,388,358

			2,388,358

		Total Common Stock (Cost $144,354,841)	95,142,222

REAL ESTATE INVESTMENT TRUSTS: 0.6%

		Apartments: 0.6%
54,201		Apartment Investment & Management Co.	626,022

		Total Real Estate Investment Trusts (Cost $1,992,117)	626,022

		Total Long-Term Investments (Cost $146,346,958)	95,768,244

SHORT-TERM INVESTMENTS: 14.7%

		Affiliated Mutual Fund: 9.3%
9,849,181		ING Institutional Prime Money Market Fund — Class I	9,849,181

		Total Mutual Fund (Cost $9,849,181)	9,849,181

Principal
Amount			Value

		Securities Lending Collateralcc: 5.4%
$5,780,635		Bank of New York Mellon Corp. Institutional Cash Reserves	$5,662,699

		Total Securities Lending Collateral (Cost $5,780,635)	5,662,699

		Total Short-Term Investments (Cost $15,629,816)	15,511,880

	Total Investments in Securities
	(Cost $161,976,774)*	105.2%	$111,280,124
	Other Assets and Liabilities - Net	(5.2)	(5,481,255)

	Net Assets	100.0%	$105,798,869

@	Non-income producing security
@@	Foreign Issuer
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2008.

*	Cost for federal income tax purposes is $161,976,800.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$3,819,882
Gross Unrealized Depreciation	(54,516,558)

Net Unrealized Depreciation	$(50,696,676)

The following table summarizes the inputs used as of December 31, 2008 in determining the Portfolio’s investments at fair value for purposes of SFAS 157:

	Investments in	Other Financial
	Securities	Instruments*
Level 1 — Quoted Prices	$105,617,425	$—
Level 2 — Other Significant Observable Inputs	5,662,699	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$111,280,124	$—

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

See Accompanying Notes to Financial Statements

201

TAX INFORMATION (Unaudited)

Dividends paid during the year ended December 31, 2008 were as follows:

Fund Name	Type	Per Share Amount

ING BlackRock Large Cap Growth Portfolio
Class ADV	NII	$—
Class I	NII	$0.0204
Class S	NII	$—
Class S2	NII	$—
All Classes	STCG	$0.4014
All Classes	LTCG	$0.7813

ING BlackRock Large Cap Value Portfolio
Class ADV	NII	$—
Class I	NII	$0.0847
Class S	NII	$0.0372
Class S2	NII	$0.0181
All Classes	LTCG	$0.5873

ING Evergreen Omega Portfolio
Class ADV	NII	$—
Class I	NII	$0.0600
Class S	NII	$0.0208
Class S2	NII	$0.0040
All Classes	STCG	$0.1617
All Classes	LTCG	$1.1908

ING Focus 5 Portfolio
Class ADV	NII	$0.1151
Class I	NII	$0.1612
Class S	NII	$0.1439

ING Franklin Income Portfolio
Class ADV	NII	$0.2394
Class I	NII	$0.3237
Class S	NII	$0.3044
Class S2	NII	$0.2932
All Classes	STCG	$0.0554
All Classes	LTCG	$0.0206

ING Franklin Mutual Shares Portfolio
Class ADV	NII	$0.2200
Class I	NII	$0.2874
Class S	NII	$0.2655
All Classes	STCG	$0.0081
All Classes	LTCG	$0.0022

ING International Growth Opportunities Portfolio
Class ADV	NII	$0.0437
Class I	NII	$0.1256
Class S	NII	$0.0943
Class S2	NII	$0.0816
All Classes	STCG	$1.1657
All Classes	LTCG	$1.3658

ING JPMorgan Small Cap Core Equity Portfolio
Class ADV	NII	$0.0023
Class I	NII	$0.0939
Class S	NII	$0.0547
Class S2	NII	$0.0321
All Classes	STCG	$0.1867
All Classes	LTCG	$0.9138

ING JPMorgan Value Opportunities Portfolio
Class ADV	NII	$0.2679
Class I	NII	$0.3565
Class S	NII	$0.2849
Class S2	NII	$0.2455
All Classes	STCG	$0.6461
All Classes	LTCG	$0.4692

ING Legg Mason Value Portfolio
Class ADV	NII	$—
Class I	NII	$0.0226
Class S	NII	$0.0013
Class S2	NII	$—
All Classes	STCG	$0.0983
All Classes	LTCG	$1.7658

ING Limited Maturity Bond Portfolio
Class ADV	NII	$0.6818
Class I	NII	$0.7586
Class S	NII	$0.7257
Class S2	NII	$0.7203
All Classes	STCG	$0.0642
All Classes	LTCG	$0.0147

ING Lord Abbett Affiliated Portfolio
Class ADV	NII	$0.1648
Class I	NII	$0.3212
Class S	NII	$0.2525
Class S2	NII	$0.2253
All Classes	STCG	$0.3084
All Classes	LTCG	$1.2140

ING PIMCO High Yield Portfolio
Class ADV	NII	$0.6486
Class I	NII	$0.6921
Class S	NII	$0.6809
Class S2	NII	$0.6800
All Classes	ROC	$0.0603
All Classes	LTCG	$0.0032

ING Pioneer Equity Income Portfolio
Class ADV	NII	$0.1925
Class I	NII	$0.2345
Class S	NII	$0.2345
All Classes	ROC	$0.0098

ING Pioneer Fund Portfolio
Class ADV	NII	$0.2074
Class I	NII	$0.3875
Class S	NII	$0.3188
Class S2	NII	$0.2243
All Classes	ROC	$0.0080
All Classes	LTCG	$0.4473

ING Stock Index Portfolio
Class I	NII	$0.3947
Class S	NII	$0.3761
Class S2	NII	$0.3746
All Classes	STCG	$0.0045
All Classes	LTCG	$0.1067

ING Templeton Global Growth Portfolio
Class ADV	NII	$0.0548
Class I	NII	$0.1598
Class S	NII	$0.1196
Class S2	NII	$0.0881
All Classes	STCG	$0.0294
All Classes	LTCG	$0.4667

ING Van Kampen Real Estate Portfolio
Class ADV	NII	$0.3260
Class I	NII	$0.4157
Class S	NII	$0.3044
Class S2	NII	$0.2583
All Classes	STCG	$0.4861
All Classes	LTCG	$4.0895

202

TAX INFORMATION (Unaudited) (continued)

Fund Name	Type	Per Share Amount

ING VP Index Plus International Equity Portfolio
Class ADV	NII	$0.6614
Class I	NII	$0.7572
Class S	NII	$0.7114
Class S2	NII	$0.6641
All Classes	STCG	$2.1659
All Classes	LTCG	$1.1936

ING Wells Fargo Small Cap Disciplined Portfolio
Class ADV	NII	$0.0457
Class I	NII	$0.1275
Class S	NII	$0.0847
Class S2	NII	$0.0715
All Classes	STCG	$0.5524
All Classes	LTCG	$0.7506

NII — Net investment income
ROC — Return of capital
STCG — Short-term capital gain
LTCG — Long-term capital gain

Of the ordinary distributions made during the year ended December 31, 2008, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING BlackRock Large Cap Growth Portfolio	22.36%
ING BlackRock Large Cap Value Portfolio	100.00%
ING Evergreen Omega Portfolio	62.78%
ING Focus 5 Portfolio	94.01%
ING Franklin Income Portfolio	18.21%
ING Franklin Mutual Shares Portfolio	30.16%
ING International Growth Opportunities Portfolio	1.02%
ING JPMorgan Small Cap Core Equity Portfolio	58.59%
ING JPMorgan Value Opportunities Portfolio	41.26%
ING Legg Mason Value Portfolio	100.00%
ING Lord Abbett Affiliated Portfolio	63.29%
ING Pioneer Equity Income Portfolio	100.00%
ING Pioneer Fund Portfolio	100.00%
ING Stock Index Portfolio	98.10%
ING Templeton Global Growth Portfolio	26.42%
ING Van Kampen Real Estate Portfolio	2.47%
ING Wells Fargo Small Cap Disciplined Portfolio	20.53%

Pursuant to Section 853 of the Internal Revenue Code, the Portfolios designate the following amounts as foreign taxes paid for the year ended December 31, 2008. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

	Creditable		Portion of Ordinary Income
	Foreign Taxes	Per Share	Distribution Derived from
	Paid	Amount	Foreign Sourced Income*

ING International Growth Opportunities Portfolio	$253,483	$0.0138	91.03%
ING Multi-Manager International Small Cap Portfolio	$124,926	$0.0055	98.57%
ING VP Index Plus International Equity Portfolio	$1,359,686	$0.0400	99.42%

*	None of the Portfolios listed above derived any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

203

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust and is available, without charge, upon request at (800) 992-0180.

				Number of
				Portfolios
				in Fund
	Position(s)	Term of Office		Complex
	held with	and Length of	Principal Occupation(s)	Overseen	Other Directorships
Name, Address and Age	Trust	Time Served(1)	during the Past Five Years	by Trustee(2)	held by Trustee

Independent Trustees:

Colleen D. Baldwin 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 48	Trustee	November 2007 — Present	President, National Charity League/Canaan Parish Board (June 2008 — Present) and Consultant (January 2005 — Present). Formerly, Chief Operating Officer, Ivy Asset Management Group (April 2002 — October 2004)	161	None

John V. Boyer(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 55	Trustee	January 2005 — Present	President, Bechtler Arts Foundation (March 2008 — Present). Formerly, Consultant (July 2007 — February 2008); President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute (March 2006 — July 2007); and Executive Director, The Mark Twain House & Museum (September 1989 — November 2005).	161	None

Patricia W. Chadwick 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 60	Trustee	January 2006 — Present	Consultant and President of self-owned company, Ravengate Partners LLC (January 2000 — Present).	161	Wisconsin Energy (June 2006 — Present).

Peter S. Drotch(a) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 66	Trustee	November 2007 — Present	Retired partner. PricewaterhouseCoopers, LLP.	161	First Marblehead Corporation (September 2003 — Present).

J. Michael Earley 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 63	Trustee	January 1997 — Present	Retired. Formerly, President and Chief Executive Officer, Bankers Trust Company, N.A., Des Moines (June 1992 — December).	161	Bankers Trust Company, N.A. (June 1992 — Present) and Midamerica Financial Corporation (December 2002 — Present).

Patrick W. Kenny 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 65	Trustee	January 2005 — Present	President and Chief Executive Officer, International Insurance Society (June 2001 — Present).	161	Assured Guaranty Ltd. (April 2004 — Present); and Odyssey Re Holdings Corporation (November 2006 — Present).

Sheryl K. Pressler 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 58	Trustee	January 2006 — Present	Consultant (May 2001 — Present).	161	Global Alternative Asset Management, Inc. (October 2007 — Present) and Stillwater Mining Company (May 2002 — Present).

Roger B. Vincent 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 63	Chairman/Trustee	January 1994 — Present	President, Springwell Corporation (March 1989 — Present).	161	UGI Corporation (February 2006 — Present); and UGI Utilities, Inc. (February 2006 — Present).

Trustees who are “Interested Persons:”

Robert W. Crispin(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 62	Trustee	November 2007 — Present	Retired. Chairman and Chief Investment Officer, ING Investment Management Co. (June 2001 — December 2007).	161	ING Canada Inc. (December 2004 — Present) and ING Bank, fsb (June 2001 — Present).

204

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Number of
Portfolios
in Fund
	Position(s)	Term of Office		Complex
	held with	and Length of	Principal Occupation(s)	Overseen	Other Directorships
Name, Address and Age	Trust	Time Served(1)	during the Past Five Years	by Trustee(2)	held by Trustee

Shaun P. Mathews(3)(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	Trustee	November 2007 — Present	President and Chief Executive Officer, ING Investments, LLC(6) (November 2006 — Present). Formerly, President, ING Mutual Funds and Investment Products (November 2004 — November 2006); Chief Marketing Officer, ING USFS (April 2002 — October 2004); and Head of Rollover/Payout (October 2001 — December 2003).	200	ING Services Holding Company, Inc. (May 2000 — Present); Southland Life Insurance Company (June 2002 — Present); and ING Capital Corporation, LLC, ING Funds Distributor, LLC(7), ING Funds Services, LLC(8), ING Investments, LLC(6) and ING Pilgrim Funding, Inc. (December 2006 — Present).

(a)	Mr. Drotch, who began serving as a Trustee of the Portfolios on November 28, 2007, was the beneficial owner on that date of securities issued by JP Morgan Chase & Co. on March 24, 2008; J.P. Morgan Investment Management, Inc., a subsidiary of JP Morgan Chase & Co. acts as a sub-adviser for ING JPMorgan Small Cap Core Equity Portfolio and ING JPMorgan Value Opportunities Portfolio. For the period that he beneficially owned those securities, Mr. Drotch was an “interested person” (as that term is defined in the Act) of ING JPMorgan Small Cap Core Equity Portfolio and ING JPMorgan Value Opportunities Portfolio for which this firm or its affiliates served as sub-advisers. Mr. Drotch may also have been an “interested person” of the Trust from November 28, 2007 through the date of the sale of the above-referenced security or securities.

(1)	Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee is subject to the Board’s retirement policy, which states that each Independent Trustee shall retire from service as a Trustee at the conclusion of the first regularly scheduled meeting of the Board that is held after (a) the Trustee reaches the age of 70, if that Trustee qualifies for a retirement benefit as discussed in the board’s retirement policy; or (b) the Trustee reaches the age of 72 or has served as a Trustee for 15 years, whichever comes first, if that Trustee does not qualify for the retirement benefit. A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Fund under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)	For the purposes of this table (except for Mr. Mathews),“Fund Complex” means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund, ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Advantage and Premium Opportunity Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; ING Variable Products Trust; and ING Partners, Inc.

(3)	For Mr. Mathews, the Fund Complex also includes the following investment companies: ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; ING Variable Portfolios, Inc.; ING VP Balanced Portfolio, Inc.; ING VP Intermediate Bond Portfolio; and ING VP Money Market Portfolio.

(4)	Mr. Boyer held a seat on the Board of Directors of The Mark Twain House & Museum from September 1989 to November 2005. ING Groep N.V. makes non-material, charitable contributions to The Mark Twain House & Museum.

(5)	Messrs. Mathews and Crispin are deemed to be “interested persons” of the Fund as defined in the 1940 Act because of their relationship with ING Groep, N.V., the parent corporation of the Manager, ING Investment Manager.

(6)	ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(7)	ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(8)	ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

205

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Term of Office
	Position(s) Held	and Length of	Principal Occupation(s)
Name, Address and Age	with the Trust	Time Served(1)	during the Past Five Years

Officers:

Shaun P. Mathews(5) 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	President and Chief Executive Officer	November 2006 — Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 — Present). Formerly, President, ING Mutual Funds and Investment Products (November 2004 — November 2006); Chief Marketing Officer, ING USFS (April 2002 — October 2004); and Head of Rollover/Payout (October 2001 — December 2003).

Michael J. Roland 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 50	Executive Vice President	March 2003 — Present	Head of Mutual Fund Platform (February 2007 — Present) and Executive Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (December 2001 — Present). Formerly, Executive Vice President, Head of Product Management (January 2005 — January 2007); Chief Compliance Officer, ING Investments, LLC(2) and Directed Services LLC(6) (October 2004 — December 2005); and Chief Financial Officer and Treasurer, ING Investments, LLC(2) (December 2001 — March 2005).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 58	Executive Vice President	March 2003 — Present	Executive Vice President, ING Investments, LLC(2) (July 2000 — Present) and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003 — Present).

Joseph M. O’Donnell 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	Executive Vice President and Chief Compliance Officer	March 2006 — Present November 2004 — Present	Chief Compliance Officer of the ING Funds (November 2004 — Present) and Executive Vice President of the ING Funds (March 2006 — Present). Formerly, Chief Compliance Officer of ING Investments, LLC(2) (March 2006 — July 2008); Investment Advisor Chief Compliance Officer, Directed Services LLC(6) (March 2006 — July 2008) ING Life Insurance and Annuity Company (March 2006 — December 2006); and Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 — October 2004).

Todd Modic 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 41	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 — Present	Senior Vice President, ING Funds Services, LLC(3) (March 2005 — Present). Formerly, Vice President, ING Funds Services, LLC(3) (September 2002 — March 2005).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 44	Senior Vice President	November 2003 — Present	Senior Vice President, ING Investments, LLC(2) (October 2003 — Present).

Robert Terris 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 38	Senior Vice President	May 2006 — Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC(3) (May 2006 — Present). Formerly, Vice President of Administration, ING Funds Services, LLC(3) (October 2001 — March 2006).

206

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Term of Office
	Position(s) Held	and Length of	Principal Occupation(s)
Name, Address and Age	with the Trust	Time Served(1)	during the Past Five Years

Ernest J. C’DeBaca 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Senior Vice President	May 2006 — Present	Chief Compliance Officer, ING Investments, LLC(2) (July 2008 — Present); Investment Advisor Chief Compliance Officer, Directed Services LLC(6) (July 2008 — Present); Head of Retail Compliance, ING Funds Distributor, LLC(4) and ING Funds Services, LLC(3), (July 2008 — Present); and Senior Vice President, ING Investments, LLC(2) (December 2006 — Present), ING Funds Services, LLC(3) (April 2006 — Present), ING Funds Distributor, LLC(4) (July 2008 — Present), and Directed Services LLC(6) (July 2008 — Present). Formerly, Counsel, ING Americas, U.S. Legal Services (January 2004 — March 2006) and Attorney—Adviser, U.S. Securities and Exchange Commission (May 2001 — December 2003).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 41	Vice President and Treasurer	November 1999 — Present	Vice President and Treasurer, ING Funds Services, LLC(3) (November 1995 — Present) and ING Investments, LLC(2) (August 1997 — Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	Vice President	February 2003 — Present	Vice President and Chief Compliance Officer, ING Funds Distributor, LLC(4) (August 1995 — Present); Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (February 1996 — Present); and Director of Compliance, ING Investments, LLC(2) (October 2004 — Present). Formerly, Chief Compliance Officer, ING Investments, LLC(2) (October 2001 — October 2004).

William Evans 10 State House Square Hartford, Connecticut 06103 Age: 36	Vice President	September 2007 — Present	Vice President, Head of Mutual Fund Advisory Group (April 2007 — Present). Formerly, Vice President, U.S. Mutual Funds and Investment Products (May 2005 — April 2007) and Senior Fund Analyst, U.S. Mutual Funds and Investment Products (May 2002 — May 2005).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 50	Vice President	September 2004 — Present	Vice President, ING Funds Services, LLC(3) (September 2004 — Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (October 2001 — September 2004).

Denise Lewis 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 45	Vice President	January 2007 — Present	Vice President, ING Funds Services, LLC (December 2006 — Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 — December 2006).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Vice President	March 2006 — Present	Vice President, ING Funds Services, LLC(3) (March 2006 — Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (August 2004 — March 2006) and Manager, Registration Statements, ING Funds Services, LLC(3) (May 2003 — August 2004).

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Term of Office
	Position(s) Held	and Length of	Principal Occupation(s)
Name, Address and Age	with the Trust	Time Served(1)	during the Past Five Years

Susan P. Kinens 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 32	Assistant Vice President	January 2003 — Present	Assistant Vice President, ING Funds Services, LLC(3) (December 2002 — Present).

Craig Wheeler 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Assistant Vice President	May 2008 — Present	Assistant Vice President — Director of Tax, ING Funds Services (March 2008 — Present). Formerly, Tax Manager, ING Funds Services (March 2005 — March 2008); Tax Senior , ING Funds Services (January 2004 — March 2005); and Tax Senior, KPMG LLP (August 2002 — December 2003).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 45	Secretary	August 2003 — Present	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 — Present).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 45	Assistant Secretary	August 2003 — Present	Senior Counsel, ING Americas, U.S. Legal Services (April 2008 — Present). Formerly, Counsel, ING Americas, U.S. Legal Services (April 2003 — April 2008).

Kathleen Nichols 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 33	Assistant Secretary	May 2008 — Present	Counsel, ING Americas, U.S. Legal Services (February 2008 — Present). Formerly, Associate, Ropes & Gray LLP (September 2005 — February 2008).

(1)	The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.

(2)	ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)	ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)	ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(5)	Mr. Mathews commenced services as CEO and President of the ING Funds on November 11, 2006.

(6)	Directed Services, LLC is the successor in interest to Directed Services, Inc.

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Board Consideration and Re-Approval of Investment Advisory and Sub-Advisory Contracts

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) provides that, after an initial period, the Portfolios’ existing investment advisory and sub-advisory contracts will remain in effect only if the Board of Trustees (the “Board”) of ING Investors Trust (the “Trust”), including a majority of Board members who have no direct or indirect interest in the advisory and sub-advisory contracts, and who are not “interested persons” of the Portfolios, as such term is defined under the 1940 Act (the “Independent Trustees”), annually review and approve them. Thus, at a meeting held on November 14, 2008, the Board, including a majority of the Independent Trustees, considered whether to renew the investment advisory contracts (the “Advisory Contracts”) between Directed Services LLC and ING Investments, LLC (each an “Adviser” and together, the “Advisers”) and the sub-advisory contracts (“Sub-Advisory Contracts”) with the sub-adviser to each Portfolio (each a “Sub-Adviser” and collectively, the “Sub-Advisers”).

The Independent Trustees also held separate meetings on October 24 and November 12, 2008 to consider the renewal of the Advisory Contracts and Sub-Advisory Contracts. As a result, subsequent references herein to factors considered and determinations made by the Independent Trustees include, as applicable, factors considered and determinations made on those earlier dates by the Independent Trustees.

At its November 14, 2008 meeting, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolios. In reaching these decisions, the Board took into account information furnished to it throughout the year at regular meetings of the Board and the Board’s committees, as well as information prepared specifically in connection with the annual renewal process. Determinations by the Independent Trustees also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the advisory contracts and sub-advisory contracts for all the funds in the ING Funds complex were considered at the same Board meeting, the Trustees considered each Portfolio’s advisory and sub-advisory relationships separately.

Provided below is an overview of the Board’s contract approval process in general, as well as a discussion of certain specific factors that the Board considered at its renewal meeting. While the Board gave its attention to the information furnished, at its request, that was most relevant to its considerations, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to renew the Advisory and Sub-Advisory Contracts for the one-year period ending November 30, 2009. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio’s advisory and sub-advisory arrangements.

Overview of the Contract Renewal and Approval Process

Several years ago, the Independent Trustees instituted a revised process by which they seek and consider relevant information when they decide whether to approve new or existing advisory and sub-advisory arrangements for the investment companies in the ING Funds complex under their jurisdiction, including the Portfolios’ existing Advisory and Sub-Advisory Contracts. Among other actions, the Independent Trustees: retained the services of independent consultants with experience in the mutual fund industry to assist the Independent Trustees in working with the personnel employed by the Advisers or their affiliates who administer the Portfolios (“Management”) to identify the types of information presented to the Board to inform its deliberations with respect to advisory and sub-advisory relationships and to help evaluate that information; established a specific format in which certain requested information is provided to the Board; and determined the process for reviewing such information in connection with advisory and sub-advisory contract renewals and approvals. The end result was an enhanced process which is currently employed by the Independent Trustees to review and analyze information in connection with their annual renewal of the ING Funds’ advisory and sub-advisory contracts, as well as their review and approval of new advisory relationships.

Since the current renewal and approval process was first implemented, the Board’s membership has changed substantially through periodic retirements of some Trustees and the appointment and election of new Trustees. In addition, throughout this period the Independent Trustees have reviewed and refined the renewal and approval process at least annually. The

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Board also established a Contracts Committee and two Investment Review Committees (“IRCs”). Among other matters, the Contracts Committee provides oversight with respect to the contracts renewal process, and each Portfolio is assigned to an IRC, which provides oversight regarding, among other matters, investment performance.

The type and format of the information provided to the Board or to legal counsel for the Independent Trustees in connection with the contract approval and renewal process has been codified in the Portfolios’ 15(c) Methodology Guide. This Guide was developed under the direction of the Independent Trustees and sets out a blueprint pursuant to which the Independent Trustees request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of advisory and sub-advisory contracts.

Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables (“FACT sheets”) prior to the Independent Trustees’ review of advisory and sub-advisory arrangements (including the Portfolios’ Advisory and Sub-Advisory Contracts). The Independent Trustees previously retained an independent firm to verify and test the accuracy of certain FACT sheet data for a representative sample of funds in the ING Funds complex. In addition, in 2007 and 2008, the Contracts Committee employed the services of an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and proposed Selected Peer Groups of investment companies (“SPGs”) to be used by the Portfolios for certain comparison purposes during the renewal process.

As part of an ongoing process, the Contracts Committee recommends or considers recommendations from Management for refinements to the 15(c) Methodology Guide and other aspects of the review process, and the Board’s IRCs review benchmarks used to assess the performance of the funds in the ING Funds complex. The Investment Review Committees may apply a heightened level of scrutiny in cases where performance has lagged an ING Fund’s relevant benchmark and/or SPG.

The Board employed its process for reviewing contracts when considering the renewals of the Portfolios’ Advisory and Sub-Advisory Contracts that would be effective through November 30, 2009. Set forth below is a discussion of many of the Board’s primary considerations and conclusions resulting from this process.

Nature, Extent and Quality of Service

In determining whether to approve the Advisory and Sub-Advisory Contracts for the Portfolios for the year ending November 30, 2009, the Independent Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Portfolios by each Adviser and Sub-Adviser. This included information regarding the Advisers and Sub-Advisers provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

The materials requested by and provided to the Board and/or to K&L Gates prior to the November 14, 2008 Board meeting included, among other information, the following items for each Portfolio: (1) FACT sheets that provided information regarding the performance and expenses of the Portfolio and other similarly managed funds in its SPG, as well as information regarding the Portfolio’s investment portfolio, objective and strategies; (2) reports providing risk and attribution analyses of the Portfolio; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which each Portfolio’s benchmark and SPG were selected and how profitability was determined; (4) responses from the Advisers and Sub-Advisers to a series of questions posed by K&L Gates on behalf of the Trustees; (5) copies of the forms of Advisory Contract and Sub-Advisory Contract; (6) copies of the Forms ADV for each Adviser and Sub-Adviser; (7) financial statements for each Adviser and Sub-Adviser; (8) a draft of a narrative summary addressing key factors the Board customarily considers in evaluating the renewals of the ING Funds’ (including the Portfolios’) advisory contracts and sub-advisory contracts, including a written analysis for the Portfolio of how performance, fees and expenses compare to its SPG and/or designated benchmark; (9) independent analyses of Portfolio performance by the Trust’s Chief Investment Risk Officer; (10) information regarding net asset flows into and out of the Portfolio; and (11) other information relevant to the Board’s evaluations.

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ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

For each Portfolio, with the exception of ING Stock Index Portfolio, Class S shares were used for purposes of certain comparisons between the Portfolios and their SPGs. Class S shares generally were selected so that a Portfolio’s share class with the longest performance history was compared to the analogous class of shares for each fund in its SPG. Institutional Class shares were used for ING Stock Index Portfolio because this class has the longest performance history, and at one time was the only class available for purposes of comparison. The mutual funds included in the Portfolios’ SPGs were selected based upon criteria designed to mirror the Portfolio share class being compared to the SPG.

In arriving at its conclusions with respect to the Advisory Contracts, the Board was mindful of the “manager-of-managers” platform of the ING Funds that has been developed by Management. The Board also considered the techniques that each Adviser has developed, at the Board’s direction, to screen and perform due diligence on the sub-advisers that are recommended to the Board to manage the investment portfolios of the funds in the ING Funds complex. The Board noted the resources that the Advisers have committed to the Board and the IRCs to assist the Board and the IRCs with their assessment of the investment performance of the Portfolios on an ongoing basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the IRCs to analyze the key factors underlying investment performance for the funds in the ING Funds complex.

The Board also noted the techniques used by each Adviser to monitor the performance of the Sub-Advisers and the proactive approach that the Adviser, working in cooperation with the IRCs, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving the Portfolios’ performance.

In considering the Portfolios’ Advisory Contracts, the Board also considered the extent of benefits provided to the Portfolios’ shareholders, beyond advisory services, from being part of the ING family of funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such funds or among ING Funds available on a product platform, and the wide range of ING Funds available for exchange or transfer. The Board also took into account the Adviser’s efforts in recent years to reduce the expenses of the ING Funds through renegotiated arrangements with the ING Funds’ service providers.

Further, the Board received periodic reports showing that the investment policies and restrictions for each Portfolio were consistently complied with and other periodic reports covering matters such as compliance by Adviser and Sub-Adviser personnel with codes of ethics. The Board considered reports from the Trust’s Chief Compliance Officer (“CCO”) evaluating whether the regulatory compliance systems and procedures of the Advisers and Sub-Advisers are reasonably designed to assure compliance with the federal securities laws, including those related to, among others, late trading and market timing, best execution, fair value pricing, proxy voting and trade allocation practices. The Board also took into account the CCO’s annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board’s Compliance Committee that guide the CCO’s compliance oversight function.

The Board reviewed the level of staffing, quality and experience of each Portfolio’s portfolio management team. The Board took into account the respective resources and reputations of each Adviser and Sub-Adviser, and evaluated the ability of each Adviser and Sub-Adviser to attract and retain qualified investment advisory personnel. The Board also considered the adequacy of the resources committed to the Portfolios (and other relevant funds in the ING Funds complex) by each Adviser and Sub-Adviser, and whether those resources are commensurate with the needs of the Portfolios and are sufficient to sustain appropriate levels of performance and compliance needs.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by each Adviser and Sub-Adviser are appropriate in light of the Portfolios’ operations, the competitive landscape of the investment company business, and investor needs, and that the nature and quality of the overall services provided by each Adviser and Sub-Adviser were appropriate.

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ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Portfolio Performance

In assessing advisory and sub-advisory relationships, the Board placed emphasis on the net investment returns of each Portfolio. While the Board considered the performance reports and discussions with portfolio managers at Board and committee meetings during the year, particular attention in assessing performance was given to the FACT sheets furnished in connection with the renewal process. The FACT sheet prepared for each Portfolio included its investment performance compared to the Portfolio’s Morningstar category median, Lipper category median, SPG and primary benchmark. The FACT sheet performance data was as of June 30, 2008. In addition, the Board also considered at its November 14, 2008 meeting certain additional data regarding performance and Portfolio asset levels as of October 31, 2008. The Board’s findings specific to each Portfolio’s performance are discussed under “Portfolio-by-Portfolio Analysis” below.

Economies of Scale

When evaluating the reasonableness of advisory fee rates, the Board also considered whether economies of scale will be realized by an Adviser as a Portfolio grows larger and the extent to which any such economies are reflected in contractual fee rates. In this regard, the Board noted any breakpoints in advisory fee schedules that resulted in a lower advisory fee rate because a Portfolio achieved sufficient asset levels to receive a breakpoint discount. In the case of sub-advisory fees, the Board considered that breakpoints would inure to the benefit of the Adviser, except to the extent that there are corresponding advisory fee breakpoints or waivers. For a Portfolio that did not have advisory fee breakpoints, but did benefit from waivers or reimbursements of advisory or other fees, the Board also considered the extent to which economies of scale could be realized through waivers, reimbursements or expense reductions.

In evaluating economies of scale, the Independent Trustees also considered prior periodic management reports and industry information on this topic, and the Independent Trustees who were Board members at that time also considered a November 2006 evaluation and analysis presented to them by an independent consultant regarding fee breakpoint arrangements and economies of scale.

The Board also considered that many of the Portfolios had experienced material declines in assets, especially during October 2008, due to general market declines precipitated by the credit crises and other generally adverse market developments. As a result of these asset declines, the Board considered that there were fewer opportunities to realize economies of scale.

Information Regarding Services to Other Clients

The Board requested and considered information regarding the nature of services and fee rates offered by the Advisers and Sub-Advisers to other clients, including other registered investment companies and institutional accounts. When fee rates offered to other clients differed materially from those charged to the Portfolios, the Board considered any underlying rationale provided by the Advisers or Sub-Advisers for these differences. For unaffiliated Sub-Advisers, the Board did not view this information as being a key factor in its deliberations because of the arms-length nature of negotiations between the Advisers and unaffiliated Sub-Advisers with respect to sub-advisory fee rates. The Board also noted that the fee rates charged to the Portfolios and other institutional clients of an Adviser or a Sub-Adviser (including other investment companies) may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies, such as the Portfolios, as compared to non-registered investment company clients; market differences in fee rates that existed when a Portfolio first was organized; differences in the original sponsors of Portfolios that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

Fee Rates and Profitability

The Board reviewed and considered each contractual investment advisory fee rate, combined with any applicable administrative fee rate, payable by each Portfolio to the Adviser. The Board also considered the contractual sub-advisory fee rate payable by the Advisers to each Sub-Adviser for sub-advisory services for each Portfolio. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Portfolios.

The Board considered the fee structure of each Portfolio as it relates to the services provided under the contracts and the potential fall-out benefits to the

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Advisers and Sub-Advisers and their respective affiliates from their association with the Portfolios. For each Portfolio, the Board determined that the fees payable to the relevant Adviser and Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature and quality of the services that each has performed and is expected to perform.

For each Portfolio, the Board considered information on revenues, costs and profits realized by the relevant Adviser, which was prepared by Management in accordance with the allocation methodology (including related assumptions) specified in the 15(c) Methodology Guide. In analyzing the profitability of each Adviser in connection with its services to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Adviser to each Sub-Adviser. The Board also considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with the Adviser, as well as information provided by certain Sub-Advisers with respect to their profitability. In the case of non-affiliated Sub-Advisers, the Board gave less weight to profitability considerations, or did not view this data as imperative to its deliberations, given the arm’s-length nature of the relationship between the Advisers and these Sub-Advisers with respect to the negotiation of sub-advisory fee rates. Further, the Board considered that the decline in asset levels of many Portfolios caused by recent adverse economic conditions was likely to cause a similar decline in any profits realized by the Advisers and Sub-Advisers.

The Board determined that it had requested and received sufficient information to gain a reasonable understanding regarding the Adviser’s and affiliated Sub-Advisers’ profitability. The Board also recognized that profitability analysis is not an exact science and there is no uniform methodology for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by Management or capture Management’s entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment.

Based on the information on revenues, costs, and profitability considered by the Board, and after considering the factors described in this section, the Board concluded that the profits, if any, realized by each Adviser and Sub-Adviser were not excessive. In making its determinations, the Board considered that the Advisers have incentives to negotiate the most favorable fees from unaffiliated Sub-Advisers, and it based its conclusions on the reasonableness of the advisory and sub-advisory fees of the Advisers and Sub-Advisers primarily on the factors described for each Portfolio below and, in the case of non-affiliated Sub-Advisers, in reliance on the arm’s length nature of the negotiations between an Adviser and the relevant Sub-Advisers with respect to sub-advisory fees.

Portfolio-by-Portfolio Analysis

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its November 14, 2008 meeting in relation to renewing each Portfolio’s current Advisory and Sub-Advisory Contracts for the year ending November 30, 2009. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category median and its primary benchmark, a broad-based securities market index that appears in the Portfolio’s prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. Each Portfolio’s management fee and expense ratio were compared to the fees and expense ratios of the funds in its SPG.

ING BlackRock Large Cap Growth Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING BlackRock Large Cap Growth Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2008: (1) the Portfolio underperformed its Morningstar category median for all periods presented; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the five-year period, during which it outperformed; and (3) the Portfolio is ranked in the third quintile of its Morningstar category for the most recent calendar quarter and five-year periods, and the fifth (lowest)

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quintile for the year-to-date, one-year, and three-year periods.

In analyzing this performance data, the Board took into account: (1) Management’s analysis of the negative effect that sector allocation and stock selection had on the Portfolio’s performance; and (2) Management’s representations that it would continue to monitor the Portfolio’s performance to determine if corrective actions are required.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING BlackRock Large Cap Growth Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is equal to the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) it is reasonable to permit the Sub-Adviser to continue to manage the Portfolio to assess whether Management’s expectations of improved longer-term performance are realized; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2009. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING BlackRock Large Cap Value Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING BlackRock Large Cap Value Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2008: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the five-year period, during which it underperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the most recent calendar quarter, the second quintile for the three-year period, and the third quintile for the year-to-date, one-year, and five-year periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub- Advisory Contracts for the Portfolio for the year ending November 30, 2009. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Evergreen Omega Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Evergreen Omega Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2008: (1) the Portfolio underperformed its Morningstar category median for all periods presented with the exception of the year-to-date period, during which it outperformed; (2) the Portfolio underperformed its

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primary benchmark for all periods presented; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the year-to-date period, the third quintile for the most recent calendar quarter, and the fourth quintile for the one-year and three-year periods.

In analyzing this performance data, the Board took into account that: (1) in June 2006 the portfolio manager to the Portfolio was changed and since that time performance has been reasonable; and (2) the Portfolio’s investment strategy was modified in April 2007; (3) the Portfolio was negatively impacted by sector allocation.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) there was a change in the Portfolio’s portfolio manager in June 2006 and its investment strategy was modified in April 2007, and it is reasonable to allow the Sub-Adviser to continue to manage the Portfolio to assess performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2009. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Focus 5 Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Focus 5 Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2008: (1) the Portfolio underperformed its Morningstar category median for the most recent calendar quarter and year-to-date periods; (2) the Portfolio underperformed its primary benchmark for the most recent calendar quarter and year-to-date periods; and (3) the Portfolio is ranked in the fourth quintile of its Morningstar category for the most recent calendar quarter and year-to-date periods.

In analyzing this performance data, the Board took into account that the Portfolio commenced operations in August 2007, and therefore had a limited operating history for the purpose of analyzing its performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Portfolio is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio was launched in August 2007 and it is reasonable to permit the Portfolio to establish a longer operating history for the purposes of evaluating performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2009. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

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ING Franklin Income Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Franklin Income Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2008: (1) the Portfolio underperformed its Morningstar category median for all periods presented with the exception of the most recent calendar quarter, during which it outperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the most recent calendar quarter, the third quintile for the year-to-date period, and the fifth (lowest) quintile for the one-year period.

In analyzing this performance data, the Board took into account that the Portfolio launched in April 2006 and, therefore had a limited operating history for the purpose of analyzing its performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee rate (inclusive of a 0.10% administration fee) for the Portfolio is above the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is above the median and below the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio was launched in April 2006 and it is reasonable to permit the Portfolio to establish a longer operating history for the purposes of evaluating performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2009. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Franklin Mutual Shares Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Franklin Mutual Shares Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2008: (1) the Portfolio underperformed its Morningstar category median for all periods presented; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the fourth quintile of its Morningstar category for all periods presented.

In analyzing this performance data, the Board took into account that the Portfolio launched in April 2007 and, therefore, had a limited operating history for the purpose of analyzing its performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG , including that: (a) the management fee for the Portfolio is above the median and equal to the average management fees of the funds in its SPG ; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio was launched in April 2007 and it is reasonable to permit the Portfolio to establish a longer operating history for the purposes of evaluating performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2009. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

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ING International Growth Opportunities Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING International Growth Opportunities Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2008: (1) the Portfolio underperformed its Morningstar category median for all periods presented, with the exception of the one-year period, during which it outperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the third quintile of its Morningstar category for the one-year period, and the fourth quintile for the most recent calendar quarter, year-to-date, three-year, and five-year periods.

In analyzing this performance data, the Board took into account that in April 2006 there was a change in portfolio managers to the Portfolio, the Portfolio’s investment strategy changed in April 2007, and since that time the Portfolio’s performance has been reasonable.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is above the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the board; (3) there was a portfolio manager change in April 2006 and the Portfolio’s investment strategy changed in April 2007, and it is reasonable to allow the Sub-Adviser to continue to manage the Portfolio to assess performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2009. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING JPMorgan Small Cap Core Equity Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING JPMorgan Small Cap Core Equity Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2008: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio outperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for all periods presented.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fees, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and below the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2009. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

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ING JPMorgan Value Opportunities Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING JPMorgan Value Opportunities Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2008: (1) the Portfolio underperformed its Morningstar category median for all periods presented; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the fourth quintile of its Morningstar category for the most recent calendar quarter and three-year periods, and the fifth (lowest) quintile for the year-to-date and one-year periods.

In analyzing this performance data, the Board took into account: (1) Management’s analysis of the negative impact that stock selection and an overweighting in the financial services sector had on the Portfolio’s performance; and (2) that Management would continue to monitor, and the Board or its IRC would closely monitor, the Portfolio’s investment performance; and (3) Management’s expectation that the Portfolio’s longer-term performance will improve.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fees, which result in lower fees at higher asset levels; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Portfolio is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account that Management will continue to monitor, and the Board or its IRC will closely monitor, the Portfolio’s performance, the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2009. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Legg Mason Value Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Legg Mason Value Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2008: (1) the Portfolio underperformed its Morningstar category median for all periods presented; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the fifth (lowest) quintile of its Morningstar category for all periods presented.

In analyzing this performance data, the Board took into account that the Board, at its September 2008 meeting: (1) had approved a change in sub-adviser to the Portfolio, effective on or about April 30, 2009; and (2) had approved the merger of the Portfolio into ING VP Growth and Income Portfolio, and that this merger is expected to occur in July 2009 if approved by the Portfolio’s shareholders.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fees, which result in lower fees at higher asset levels; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is equal to the median and below the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account that a sub-adviser change is scheduled for April 2009 and the Portfolio will likely merge into ING VP Growth and Income

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Portfolio in April 2009, it is reasonable to permit the Sub-Adviser to continue to manage the Portfolio; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2009. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Limited Maturity Bond Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Limited Maturity Bond Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2008: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio underperformed its primary benchmark for all periods presented with the exceptions of the most recent calendar quarter and year-to-date periods, during which it outperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the most recent calendar quarter, year-to-date, one-year, three-year, and five-year periods, and the second quintile for the ten-year period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fees, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2009. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Lord Abbett Affiliated Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Lord Abbett Affiliated Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2008: (1) the Portfolio outperformed its Morningstar category median for the one-year and three-year periods, but underperformed for the most recent calendar quarter, year-to-date, and five-year periods; (2) the Portfolio underperformed its primary benchmark for all periods presented with the exception of the one-year period, during which it outperformed; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the one-year period, the third quintile for the three-year period, and the fourth quintile for the most recent calendar quarter, year-to-date, and five-year periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is above the median and above the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser

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ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2009. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING PIMCO High Yield Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING PIMCO High Yield Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2008: (1) the Portfolio underperformed its Morningstar category median for all periods presented, with the exception of the one-year period, during which it outperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the one-year period, the third quintile for the three-year period, the fourth quintile for the year-to-date period, and the fifth (lowest) quintile for the most recent calendar quarter.

In analyzing this performance data, the Board took into account: (1) Management’s representations that longer-term performance had been reasonable; and (2) Management would continue to monitor, and the Board or its IRC would periodically review, the Portfolio’s performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2009. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Pioneer Equity Income Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Pioneer Equity Income Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2008: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio outperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for all periods presented.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee (inclusive of 0.10% administration fee) for the Portfolio is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2009. During this renewal process, different Board members

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may have given different weight to different individual factors and related conclusions.

ING Pioneer Fund Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Pioneer Fund Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2008: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the most recent calendar quarter, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the most recent calendar quarter, during which it underperformed; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the year-to-date and three-year periods, the third quintile for the one-year period, and the fourth quintile for the most recent quarter.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is below the median and equal to the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2009. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Stock Index Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Stock Index Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2008: (1) the Portfolio underperformed its Morningstar category median for all periods presented; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the third quintile of its Morningstar category for the one-year and three-year periods, and the fourth quintile for the most recent calendar quarter and year-to-date periods.

In analyzing this performance data, the Board took into account Management’s analysis of the effect that the fees payable by the Portfolio has on its comparative performance vis-à-vis its benchmark.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the portfolios in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the portfolios in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2009. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

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ING Templeton Global Growth Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Templeton Global Growth Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2008: (1) the Portfolio underperformed its Morningstar category median for all periods presented with the exception of the ten-year period, during which it outperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented with the exception of the ten-year period, during which it outperformed; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the ten-year period, the fourth quintile for the most recent calendar quarter, year-to-date, and three-year periods, and the fifth (lowest) quintile for the one-year and five-year periods.

In analyzing this performance data, the Board took into account: (1) that there have been significant changes to the Portfolio’s portfolio management team over the past nine months; and (2) Management’s recommendation to evaluate the performance of the new portfolio management team over a longer period of time.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fees, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) there was a change in portfolio managers, and it is reasonable to permit the Sub-Adviser to continue to manage the Portfolio to appropriately assess the longer-term performance of the new portfolio management team; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2009. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Van Kampen Real Estate Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Van Kampen Real Estate Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2008: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the most recent calendar quarter and one-year periods, during which it underperformed; (2) the Portfolio underperformed its primary benchmark for the most recent calendar quarter, year-to-date, and one-year periods, but outperformed for the three-year and five-year periods; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the five-year period, the second quintile for the three-year and ten-year periods, the third quintile for the year-to-date and one-year periods, and the fourth quintile for the most recent calendar quarter.

In analyzing this performance data, the Board took into account Management’s analysis regarding the effect of stock selection on the Portfolio’s performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fees, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by

222

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2009. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING VP Index Plus International Equity Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING VP Index Plus International Equity Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2008: (1) the Portfolio underperformed its Morningstar category median for all periods presented; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the fourth quintile of its Morningstar category for the year-to-date period, and the fifth (lowest) quintile for the most recent calendar quarter and one-year periods.

In analyzing this performance data, the Board took into account: (1) that the Portfolio launched in July and therefore had a relatively limited operating history for the purpose of analyzing its performance; (2) Management’s representations that it is actively exploring options to address the Board’s concerns regarding the Portfolio’s performance; and (3) Management will continue to monitor, and the Board or its IRC will periodically review, the Portfolio’s performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Portfolio is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2009. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Wells Fargo Small Cap Disciplined Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Wells Fargo Small Cap Disciplined Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2008: (1) the Portfolio underperformed its Morningstar category median for all periods presented, with the exception of the most recent calendar quarter, during which it outperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it underperformed; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the most recent calendar quarter, the third quintile for the one-year period, and the fifth (lowest) quintile for the year-to-date period.

In analyzing this performance data, the Board took into account: (1) Management’s analysis regarding the rationale for underperformance in certain periods, including the negative effect that stock selection in the financials sector and underweighting in the energy sector had on the Portfolio’s performance; (2) Management’s view that the Sub-Adviser historically had been successful in managing other mutual funds with an investment strategy comparable to that of the Portfolio, and Management’s expectation that longer-term performance will improve; and (3) that Management, and the Board or its IRC, would continue to monitor the Portfolio’s investment performance.

223

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Portfolio is above the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account that Management, and the Board or its IRC, would continue to monitor the Portfolio’s performance, it is reasonable to permit the Sub-Adviser to continue to manage the Portfolio to assess whether Management’s expectations of improved longer-term performance are realized; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2009. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

224

Investment Advisers
Directed Services, LLC
1475 Dunwoody Drive
West Chester, Pennsylvania 19380

ING Investments, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Administrator
ING Funds Services, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Distributor
ING Funds Distributor, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Transfer Agent
DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141

Independent Registered Public
Accounting Firm
KPMG LLP
99 High Street
Boston, Massachusetts 02110

Custodian
The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

VPAR-UFIIT2AISS2                  (1208-022509)

Annual Report
December 31, 2008
Adviser (“ADV”), Institutional (“I”) and Service (“S”) Classes
ING Investors Trust
■ ING Franklin Templeton Founding Strategy Portfolio

E-Delivery Sign-up — details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

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You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.
PROXY VOTING INFORMATION
A description of the policies and procedures that the Portfolio uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the ING Funds’ website at www.ingfunds.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Portfolio voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolio’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Portfolio by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER
Dear Shareholders,
We are in the midst of one of the most challenging periods ever faced by investors, and we at ING Funds are aware of the anxiety that you may be feeling at this time.
I want to assure you that we are actively engaged in monitoring the situation and are committed to keeping you fully informed of how the rapidly unfolding events around us may impact your investments with our company.
We recognize that the confidence of many investors is being tested, perhaps as never before. It is understandable that some of you may be second guessing your investment strategy due to these recent events. We encourage you to work with your investment professional and seek out their advice about your portfolio in light of the current conditions. But we also urge investors not to make rash decisions. ING Funds still believes that a well-diversified, globally allocated portfolio remains the most effective investment strategy of all. We ask that investors not lose sight of their commitment to the long-term.
We thank you for your support and confidence and we look forward to continuing to do business with you in the future.
Sincerely,
Shaun Mathews
President & Chief Executive Officer
ING Funds
January 23, 2009
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice. Consider the fund’s investment objectives, risks, and charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.
International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

1

Market Perspective: Year Ended December 31, 2008
In our semi-annual report, we described a failed second quarter rally that fizzled when investors realized that borderline recessionary conditions and a credit crunch had not gone away. By year-end, governments were committing previously unimaginable sums of taxpayer money to prevent systemic collapse. Global equities in the form of the MSCI World® Index(1) measured in local currencies, including net reinvested dividends (“MSCI” for regions discussed below) plunged 29.7% in the six months ended December 31, 2008 (down 38.7% for the entire fiscal year). (The MSCI World® Index plunged 40.71% for the entire fiscal year, measured in U.S. dollars.) In currencies, the dollar at first drifted near record lows against the euro. But the tide turned in mid-July and for the six months ended December 31, 2008, the dollar strengthened by 12.10% (4.50% for the entire fiscal year). The dollar also soared 37.8% against the pound for the six months ended December 31, 2008 (37.90% for the entire fiscal year). But the yen advanced as carry trades (essentially short yen positions) were unwound and the dollar fell 14.90% for the six months ended December 31, 2008 (down 19.60% for the entire fiscal year).
Even more dramatic was the price of oil which marched to an all-time high of around $147 per barrel in mid-July, only to lose more than two thirds of that price by December 31, 2008.
The economic statistics remained bleak. By the end of October, the Standard & Poor’s (“S&P”)/Case-Shiller National U.S. Home Price Index(2) of house prices had fallen a record 18% over the year. New home sales were at 1991 levels. Some 45% of existing home sales were distressed.
Payrolls declined in every month of 2008, as the number of people claiming unemployment reached 4.1 million, a 26-year high. Gross domestic product (“GDP”) fell at an annualized rate of 0.50% in the third quarter, and the National Bureau of Economic Research announced that the recession had actually started in December 2007.
Yet these were side-shows to the fireworks display in the financial sector, where major institutions — hanging by a thread through problems rooted in unwise mortgage borrowing, lending and investment — met different fates in September 2008 at the hands of the U.S. government.
The Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”) were taken into “conservatorship.” Merrill Lynch was acquired by the Bank of America with a wink from the authorities. AIG received an $85 billion loan from a reluctant government, which also took a 79.90% equity stake in AIG. But Lehman Brothers having sought capital, then a buyer, found neither and was left to file for Chapter 11 bankruptcy protection.
The U.S. government was now in the position of choosing winners and losers among financial institutions: none too successfully, for it quickly became obvious that by pointedly leaving Lehman Brothers to go under, a credit crisis had become a credit market collapse. Lending all but seized up.
Policy response was huge but at least initially muddled. A Troubled Asset Relief Plan (“TARP”) would set up a $700 billion fund to buy illiquid mortgage securities from financial institutions. But on November 12, 2008 with half of the money already used to recapitalize banks, Treasury Secretary Paulson announced that the rest of the funds would not be used to buy illiquid mortgage securities after all. This merely renewed the pressure on the holders of such securities like Citigroup, which within two weeks received guarantees from the government against losses and another $20 billion in capital.
Other programs were of more practical use, like support for the commercial paper market and a guarantee facility for money market funds. Arguably the most effective measure was the announced intention to buy vast quantities of agency mortgage-backed securities and debentures. This had the effect of driving down rates on the 30-year mortgage towards 5.00%, a record low. In the meantime, the newly-elected president promised a stimulus package worth approximately $1 trillion. And by year end, the Federal Open Market Committee (“FOMC”) reduced interest rates to a range of between 0% and 0.25%.
2008 ended with much gloom and bad news still to come, but the platform for recovery was perhaps taking shape.
In U.S. fixed-income markets, yields on the 90-day Treasury Bills briefly turned negative in December 2008, while the yield on the ten-year Treasury Note fell below 2.50%, something we had not seen in 50 years. The Barclays Capital U.S. Aggregate Bond Index(3), formerly known as the Lehman Brothers U.S. Aggregate Bond Index, of investment grade bonds returned 4.10% for the six months ended December 31, 2008, (5.20% for the entire fiscal year).

2

Market Perspective: Year Ended December 31, 2008
By contrast, high yield bonds, represented by the Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index(4), formerly known as the Lehman Brothers High Yield Bond — 2% Issuer Constrained Composite Index, behaved more like a stock index and returned (25.10)% for the six months ended December 31, 2008 (down 25.90% for the entire fiscal year).
U.S. equities, represented by the S&P 500® Composite Stock Price (“S&P 500®”) Index(5), including dividends, returned (28.50)% for the six months ended December 31, 2008, (down 37.00% for the entire fiscal year), increasingly unimpressed by sharply falling oil prices. Profits for S&P 500® Index companies suffered their fifth straight quarter of decline, led again by the financials sector, although taxpayer money was also potentially committed to save the big three auto makers from bankruptcy. On November 20, 2008, the S&P 500® Index plumbed a level not seen since April 1997, before a December recovery.
In international markets, plainly entering recession, the MSCI Japan® Index(6) slumped 35.9% for the six months ended December 31, 2008, (down 42.60% for the entire fiscal year). The strengthening yen hit exports in an export-dependent economy even as global demand slowed for other reasons. The MSCI Europe ex UK® Index(7) sagged 29.40% for the six months ended December 31, 2008 (down 43.20% for the entire fiscal year), beset by sharply falling economic activity and a European Central Bank in denial that inflation was falling fast. Finally, rates were reduced by an unprecedented 175 basis points (or 1.75%) in two months near the end of the year while governments, one after the other, proposed large stimulus packages. In the UK, the MSCI UK® Index(8) fell 19.4% for the six months ended December 31, 2008 (down 28.5% for the entire fiscal year). The UK had allowed a bigger housing bubble than the United States and deeper personal indebtedness in an economy more dependent on the financial sector. Rates were reduced to 1951 levels as venerable banks ceased to exist as independent entities.

(1)	The MSCI World® Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2)	The S&P/Case-Shiller National U.S. Home Price Index tracks the value of single-family housing within the United States. The index is a composite of single-family home price indices for the nine U.S. Census divisions and is calculated quarterly.

(3)	The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(4)	The Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index is an unmanaged index that measures the performance of non-investment grade fixed-income securities.

(5)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

(6)	The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(7)	The MSCI Europe ex UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(8)	The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
All indices are unmanaged and investors cannot invest directly in an index.
Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolio’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

3

ING Franklin Templeton Founding Strategy Portfolio	Portfolio Managers’ Report
ING Franklin Templeton Founding Strategy Portfolio (the “Portfolio”) seeks capital appreciation. Income is a secondary consideration. The Portfolio seeks to achieve its investment objective by investing in a combination of ING mutual funds sub-advised by Franklin Advisers, Inc., Franklin Mutual Advisers, LLC or its affiliate Templeton Global Advisors Limited (“Underlying Funds”) on a fixed percentage basis. The Portfolio is managed by Directed Services LLC (the “Investment Adviser”).
Portfolio Specifics: The Investment Adviser uses the Standard & Poor’s 500® Composite Stock Price Index (“S&P 500® Index”)(1) and the Morgan Stanley Capital International (“MSCI”) World IndexSM(2) as benchmarks to which it compares the performance of the Portfolio. For the year ended December 31, 2008, the Portfolio’s Class S shares provided a total return of (35.69)% compared to the S&P 500® Index, the MSCI World IndexSM, which returned (37.00)% and (40.33)%, respectively, for the same period.

(1)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the U.S.

(2)	The MSCI World IndexSM is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand, and the Far East.
The following tables illustrate the asset allocation of the Portfolio among the Underlying Funds, as well as the underlying fund allocation targets as of December 31, 2008.
Asset Allocation
as of December 31, 2008
(as a percent of net assets)

Affiliated Underlying Funds
ING Franklin Income Portfolio — Class I	34.2%
ING Franklin Mutual Shares Portfolio — Class I	33.0%
ING Templeton Global Growth Portfolio — Class I	32.8%
Other assets and liabilities — Net	(0.0) %*

100.0%

*	Amount is more than (0.05)%
Portfolio holdings are subject to change.

Underlying Fund Target Allocations
(as of December 31, 2008)
ING Franklin Income Portfolio — Class I	33 1/[3]	%
ING Franklin Mutual Shares Portfolio — Class I	33 1/[3]	%
ING Templeton Global Growth Portfolio — Class I	33 1/[3]	%

100.0%

4

Portfolio Managers’ Report	ING Franklin Templeton Founding Strategy Portfolio
Average Annual Total Returns for the Periods Ended December 31, 2008

		Since Inception
		of Classes ADV, I and S
	1 Year	April 30, 2007
Class ADV	(36.04)%	(24.91)%
Class I	(35.55)%	(24.33)%
Class S	(35.69)%	(24.57)%
S&P500® Index(1)	(37.00)%	(24.04	)%(3)
MSCI World IndexSM(2)	(40.33)%	(25.67	)%(3)
Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Franklin Templeton Founding Strategy Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.
It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

(1)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the U.S.

(2)	The MSCI World IndexSM is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand, and the Far East.

(3)	Since inception performance of the indices is shown from May 1, 2007.

5

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)
As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees: and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2008 to December 31, 2008. The Portfolio’s expenses are shown without the imposition of any charges which are, or may be, imposed under your annuity contract. Expenses would have been higher if such charges were included.
Actual Expenses
The first section of the table shown, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table shown, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return					Hypothetical (5% return before expenses)
	Beginning			Expenses Paid	Beginning			Expenses Paid
	Account	Ending	Annualized	During the	Account	Ending	Annualized	During the
	Value	Account Value	Expense	Period Ended	Value	Account Value	Expense	Period Ended
	July 1, 2008	December 31, 2008	Ratio*	December 31, 2008**	July 1, 2008	December 31, 2008	Ratio*	December 31, 2008**
ING Franklin Templeton Founding Strategy Portfolio
Class ADV	$1,000.00	$722.40	0.69%	$2.99	$1,000.00	$1,021.67	0.69%	$3.51
Class I	1,000.00	724.90	0.09	0.39	1,000.00	1,024.68	0.09	0.46
Class S	1,000.00	724.50	0.34	1.47	1,000.00	1,023.43	0.34	1.73

*	Expense ratios do not include expenses of the underlying funds.

**	Expenses are equal to the Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half-year.

6

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Shareholders and Board of Trustees
ING Investors Trust
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of ING Franklin Templeton Founding Strategy Portfolio, a series of ING Investors Trust, as of December 31, 2008, and the related statements of operations for the year then ended and the statements of changes in net assets and the financial highlights for the year then ended and the period from April 30, 2007 (commencement of operations) to December 31, 2007. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolio as of December 31, 2008, and the results of its operations, the changes in its net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
February 27, 2009

7

Statement Of Assets And Liabilities as of December 31, 2008

ASSETS:
Investments in affiliated underlying funds*	$695,125,795
Fund shares sold receivable	3,504,456
Prepaid expenses	6,897

Total assets	698,637,148

LIABILITIES:
Payable for investments purchased in affiliated underlying funds	$3,499,843
Payable for fund shares redeemed	4,613
Payable to affiliates	165,862
Payable for trustee fees	4,382
Other accrued expenses and liabilities	66,023

Total liabilities	3,740,723

NET ASSETS	$694,896,425

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$1,021,768,711
Undistributed net investment income	22,330,492
Accumulated net realized loss on investments	(15,085,857)
Net unrealized depreciation on investments	(334,116,921)

NET ASSETS	$694,896,425

* Cost of investments in affiliated underlying funds	$1,029,242,716

Class ADV:
Net assets	$619
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	100
Net asset value and redemption price per share	$6.19
Class I:
Net assets	$644,323
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	102,936
Net asset value and redemption price per share	$6.26
Class S:
Net assets	$694,251,483
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	111,457,286
Net asset value and redemption price per share	$6.23
See Accompanying Notes to Financial Statements

8

Statement Of Operations for the Year Ended December 31, 2008

INVESTMENT INCOME:
Dividends from affiliated underlying funds	$22,429,795

Total investment income	22,429,795

EXPENSES:
Distribution and service fees:
Class ADV	8
Class S	1,753,041
Transfer agent fees	2,040
Administrative service fees	350,723
Shareholder reporting expense	91,349
Professional fees	82,370
Custody and accounting expense	55,266
Trustee fees	22,351
Offering expense	7,825
Miscellaneous expense	11,465

Total expenses	2,376,438
Net waived and reimbursed fees	(1)

Net expenses	2,376,437

Net investment income	20,053,358

REALIZED AND UNREALIZED GAIN (LOSS) ON AFFILIATED UNDERLYING FUNDS:
Capital gain distributions from affiliated underlying funds	12,974,641
Net realized loss on sale of affiliated underlying funds	(25,267,273)

Net realized loss on affiliated underlying funds	(12,292,632)
Net change in unrealized appreciation or depreciation on affiliated underlying funds	(322,771,826)

Net realized and unrealized loss on affiliated underlying funds	(335,064,458)

Decrease in net assets resulting from operations	$(315,011,100)

See Accompanying Notes to Financial Statements

9

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	April 30, 2007(1)
	December 31,	to December 31,
	2008	2007
FROM OPERATIONS:
Net investment income	$20,053,358	$244,025
Net realized gain (loss) on affiliated underlying funds	(12,292,632)	152,446
Net change in unrealized appreciation or depreciation on affiliated underlying funds	(322,771,826)	(11,345,095)

Decrease in net assets resulting from operations	(315,011,100)	(10,948,624)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investments income:
Class I	(560)	—
Class S	(811,300)	—
Net realized gains:
Class I	(72)	—
Class S	(149,205)	—

Total distributions	(961,137)	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	502,245,834	542,298,765
Reinvestment of distributions	961,137	—

	503,206,971	542,298,765
Cost of shares redeemed	(19,143,798)	(4,544,652)

Net increase in net assets resulting from capital share transactions	484,063,173	537,754,113

Net increase in net assets	168,090,936	526,805,489

NET ASSETS:
Beginning of period	526,805,489	—

End of period	$694,896,425	$526,805,489

Undistributed net investment income at end of period	$22,330,492	$807,216

(1)	Commencement of operations
See Accompanying Notes to Financial Statements

10

Financial Highlights
     Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss)
		from
		investment
		operations							Net
			Net						asset
	Net asset		realized		Less distributions				value, end		Ratios to average net assets
	value	Net	and		From	From	From		of			Expenses	Expenses	Net	Supplemental
	, beginning	investment	unrealized	Total from	net	net	return		year		Expenses	net of fee	net of all	investment	data
	of year or	income	gain	investment	investment	realized	of	Total	or	Total	before	waivers, if	reductions	income	Net assets, end
Year or period	period	(loss)	(loss)	operations	income	gains	capital	distributions	period	return(1)	reductions(2)(4)	any(2)(3)(4)	(2)(3)(4)	(loss)(2)(3)(4)	of year or period	Portfolio
ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	turnover rate (%)
ING Franklin Templeton Founding Strategy Portfolio
Class ADV
12-31-08	9.68	0.16	(3.65)	(3.49)	—	0.00 *	—	0.00 *	6.19	(36.04)	0.84	0.69	0.69	2.01	1	12
04-30-07 (5) - 12-31-07	10.00	0.03	(0.35)	(0.32)	—	—	—	—	9.68	(3.20)	0.84	0.69	0.69	0.51	1	4
Class I
12-31-08	9.73	0.49 •	(3.95)	(3.46)	0.01	0.00 *	—	0.01	6.26	(35.55)	0.09	0.09	0.09	6.49	644	12
04-30-07 (5) - 12-31-07	10.00	0.07	(0.34)	(0.27)	—	—	—	—	9.73	(2.70)	0.09	0.09	0.09	1.11	1	4
Class S
12-31-08	9.70	0.23 •	(3.69)	(3.46)	0.01	0.00 *	—	0.01	6.23	(35.69)	0.34	0.34	0.34	2.86	694,251	12
04-30-07 (5) - 12-31-07	10.00	0.00 *	(0.30)	(0.30)	—	—	—	—	9.70	(3.00)	0.34	0.34	0.34	0.17	526,804	4

(1)	Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)	Expense ratios do not include expenses of Underlying Funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

(4)	Expense ratios reflect operating expenses of the Portfolio. Expenses before reductions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage commission recapture arrangements or other expense offset arrangements and do not represent the amount paid by the Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor but prior to reductions from brokerage commission recapture arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Portfolio. Net investment income (loss) is net of all such additions or reductions.

(5)	Commencement of operations.

•	Calculated using average number of shares outstanding throughout the period.

*	Amount is less than $0.005.
See Accompanying Notes to Financial Statements

11

NOTES TO FINANCIAL STATEMENTS as of December 31, 2008
NOTE 1 — ORGANIZATION
Organization. ING Investors Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”) as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 3, 1988. At December 31, 2008, the Trust had fifty-nine active and separate investment series. The Portfolio included in this report is ING Franklin Templeton Founding Strategy Portfolio, (the “Portfolio”). The Portfolio is a diversified series of the Trust.
The Portfolio offers the three following classes of shares: Class ADV, Class I and Class S. The separate classes of shares differ principally in distribution fees, shareholder servicing fees and transfer agency fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Portfolio and earn income and realized gains/losses from the Portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Common expenses of the Portfolio (including custodial asset-based fees, legal and audit fees, printing and mailing expenses, transfer agency out-of-pocket expenses, and fees and expenses of the independent trustees) are allocated to the Portfolio in proportion to its average net assets. Expenses directly attributable to a particular portfolio (including advisory, administration, custodial transaction-based, registration, other professional, distribution and/or service fees, certain taxes, and offering costs) are charged directly to that Portfolio. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder service fees, if applicable.
Shares of the Trust are currently being offered only to participating insurance companies for allocation to certain of their separate accounts established for the purpose of funding variable annuity contracts and variable life insurance policies issued by the participating insurance companies.
The Trust is intended to serve as an investment option for (i) variable life insurance policies and variable annuity contracts (“Variable Contracts”) offered by insurance companies, and (ii) certain qualified pension and retirement plans, as permitted under the federal tax rules relating to the Trust (serving as investment mediums for Variable Contracts). The Trust currently functions as an investment option for contracts and policies offered by ING USA Annuity and Life Insurance Company (“ING USA”), ReliaStar Life Insurance Company, an indirect, wholly-owned subsidiary of ING Groep N.V. (“ING Groep”), United Life Annuities, an indirect, wholly-owned subsidiary of ING USA and ReliaStar Life Insurance Company of New York, an indirect, wholly-owned subsidiary of ING USA. ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services to over 75 million private, corporate and institutional clients in more than 50 countries. With a diverse workforce of about 125,000 people, ING Groep comprises a broad spectrum of prominent companies that increasingly serve their clients under the ING brand.
On October 19, 2008, ING Groep announced that it reached an agreement with the Dutch government to strengthen its capital position, creating a strong buffer to navigate the current market and economic environment. ING Groep will issue non-voting core Tier-1 securities for a total consideration of EUR 10 billion to the Dutch State. The transaction boosts ING Bank’s core Tier-1 ratio, strengthens the insurance balance sheet and reduces ING Groep’s Debt/Equity ratio.
The Portfolio seeks capital appreciation, with income as a secondary consideration by investing in other ING mutual funds (“Underlying Funds”) sub-advised by Franklin Advisers, Inc., Franklin Mutual Advisers, LLC or its affiliate Templeton Global Advisors Limited that, in turn, invest directly in a wide range of portfolio securities (i.e., stocks and bonds).
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Portfolio in the preparation of its financial statements. Such policies are in conformity with U.S. generally accepted accounting principles for investment companies.
A.	Security Valuation. The valuation of the Portfolio’s investments in its Underlying Funds is based on the net asset value of the Underlying Funds each business day.

Effective for fiscal years beginning after November 15, 2007, Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements”, establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or

12

NOTES TO FINANCIAL STATEMENTS as of December 31, 2008 (continued)
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
(continued)
liability of the Portfolio is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1”, inputs other than quoted prices for an asset that are observable are classified as “Level 2” and unobservable inputs, including the investment adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3”. The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Portfolio’s investments under these levels of classification is included following the Portfolio of Investments.

Effective for fiscal years and interim periods ending after November 15, 2008, the FASB issued FASB Staff Position (“FSP”) No. FAS 133-1 and FASB Interpretation Number (“FIN”) 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161.” The amendments to FAS 133 require enhanced disclosure regarding credit derivatives sold, including (1) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (2) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (3) the fair value of the credit derivative, and (4) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. All changes to accounting policies have been made in accordance with the FSP and incorporated for the current period as part of the Notes to Financial Statements and Portfolio of Investments.

B.	Security Transactions and Revenue Recognition. Security transactions are accounted for on trade date. Dividend income received from the affiliated funds is recognized on the ex-dividend date and is recorded as income distributions in the Statement of Operations. Capital gain distributions received from the affiliated funds are recognized on ex-dividend date and are recorded on the Statement of Operations as such. Costs used in determining realized gains and losses on the sales of investment securities are on the basis of specific identification.

C.	Distributions to Shareholders. The Portfolio records distributions to its shareholders on the ex-dividend date. The Portfolio distributes dividends and capital gains, if any, annually. The Portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

D.	Federal Income Taxes. It is the policy of the Portfolio to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, no federal income tax provision is required. Management has considered the sustainability of the Portfolio’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

E.	Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F.	Repurchase Agreements. Certain Underlying Funds may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest

13

NOTES TO FINANCIAL STATEMENTS as of December 31, 2008 (Continued)
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
(continued)
rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. An Underlying Fund will always receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Underlying Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to the Underlying Fund in the event the Underlying Fund is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

G.	Organization Expenses and Offering Costs. Costs incurred with the organization of the Portfolio were expensed as incurred. Costs incurred with the offering of shares of the Portfolio are deferred and amortized over a twelve-month period on a straight-line basis starting at the commencement of operations.

H.	Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.
NOTE 3 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES
The Portfolio entered into an investment management agreement (“Investment Management Agreement”) with Directed Services LLC (the “Investment Adviser” or “DSL”), an indirect, wholly-owned subsidiary of ING Groep. The Trust does not pay DSL an advisory fee.
ING Funds Services, LLC (the “Administrator”), an indirect, wholly-owned subsidiary of ING Groep, acts as administrator and provides certain administrative and shareholder services necessary for the Portfolio’s operations and is responsible for the supervision of other service providers. The Administrator receives compensation in the amount equal to 0.05% of the Portfolio’s average daily net assets.
NOTE 4 — INVESTMENTS IN AFFILIATED UNDERLYING FUNDS
For the year ended December 31, 2008, the cost of purchases and the proceeds from the sales of the Underlying Funds were $592,166,769 and $84,132,126, respectively.
NOTE 5 — DISTRIBUTION AND SERVICE FEES
The Trust has entered into a Shareholder Services Plan (the “Agreement”) for the Class S of the Portfolio of the Trust. The Agreement compensates ING Funds Distributor, LLC (the “Distributor” or “IFD”) for the provision of shareholder services and/or account maintenance services to direct or indirect beneficial owners of Class S. Under the Agreement, the Portfolio makes payments to the Distributor at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to Class S.
Class ADV has a Rule 12b-1 Service and Distribution Plan. Class ADV shares pay IFD a service fee of 0.25% and a distribution fee of 0.50% of the Portfolio’s average daily net assets attributable to Class ADV shares. IFD has contractually agreed to waive a portion of this fee equal to 0.15% of the Portfolio’s average daily net assets attributable to the distribution fee paid by Class ADV shares of the Portfolio, so that the actual fee paid by Class ADV shares of the portfolio is an annual rate of 0.35%. The expense waiver will continue through at least May 1, 2009. There is no guarantee that this waiver will continue after this date.
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At December 31, 2008, the Portfolio had the following amounts recorded in payable to affiliates on the accompanying Statement of Assets and Liabilities:

Accrued
Shareholder
Accrued	Service and
Administrative	Distribution
Fees	Fees	Total
$27,658	$138,204	$165,862
At December 31, 2008, the following indirect, wholly-owned subsidiary of ING Groep owned more than 5% of the Portfolio:
ING USA Annuity and Life Insurance Company — 98.47%.
Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting

14

NOTES TO FINANCIAL STATEMENTS as of December 31, 2008 (continued)
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)
securities of a company. The 1940 Act defines affiliates as companies that are under common control. Investment activities of these shareholders could have a material impact on the Portfolio.
The Trust has adopted a Retirement Policy (“Policy”) covering all independent trustees of the Portfolio who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this Policy are based on an annual rate as defined in the Policy.
NOTE 7 — EXPENSE LIMITATIONS
The Investment Adviser has agreed to limit expenses, excluding interest, taxes, brokerage commissions and extraordinary expenses to the levels listed below:

Class ADV(1)	Class I(1)	Class S(1)
0.74%	0.14%	0.39%

(1)	The operating expense limits apply only at the Portfolio level and do not limit fees payable by the underlying investment companies in which the Portfolio invests. The total expense limits including the underlying investment companies are 1.50%, 0.90% and 1.15% for Class ADV, Class I and Class S Shares, respectively.
The Investment Adviser may at a later date recoup from the Portfolio management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, that Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations for the Portfolio. Outstanding reimbursement balances due to the Portfolio, if any, under its respective expense limitation agreements are reflected in Reimbursement Due from Investment Adviser on the accompanying Statement of Assets and Liabilities.
The expense limitation agreement is contractual and shall renew automatically for one-year terms unless DSL provides written termination of the expense limitation agreement within 90 days of the end of the then current term.
As of December 31, 2008, the Portfolio did not waive or have any reimbursed fees that are subject to possible recoupment by the Investment Adviser.
NOTE 8 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:

				Net increase				Net increase
		Reinvestment		(decrease) in		Reinvestment		(decrease) in
	Shares	of	Shares	shares		of	Shares	shares
	sold	distributions	redeemed	outstanding	Shares sold	distributions	redeemed	outstanding
Year or period ended	#	#	#	#	($)	($)	($)	($)
Class ADV
12-31-08	—	—	—	—	—	—	—	—
04-30-07(1) — 12-31-07	100	—	—	100	1,000	—	—	1,000
Class I
12-31-08	139,578	77	(36,819)	102,836	1,013,855	632	(257,848)	756,639
04-30-07(1) — 12-31-07	100	—	—	100	1,000	—	—	1,000
Class S
12-31-08	59,480,603	117,278	(2,456,580)	57,141,301	501,231,979	960,505	(18,885,950)	483,306,534
04-30-07(1) — 12-31-07	54,784,249	—	(468,264)	54,315,985	542,296,765	—	(4,544,652)	537,752,113

(1)	Commencement of operations.
NOTE 9 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash

15

NOTES TO FINANCIAL STATEMENTS as of December 31, 2008 (continued)
NOTE 9 — FEDERAL INCOME TAXES (continued)
sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
The following permanent tax differences have been reclassified as of December 31, 2008:

Accumulated
Undistributed Net	Net Realized
Investment Income	Gains/(Losses)
$2,281,778	$(2,281,778)
Dividends paid by the Portfolio from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The Portfolio paid no dividends or distributions during the year ended December 31, 2007. The tax composition of dividends and distributions to shareholders during the year ended December 31, 2008 was as follows:

Ordinary	Long-Term
Income	Capital Gains
$821,190	$139,947
The tax-basis components of distributable earnings as of December 31, 2008 were:

Undistributed	Undistributed	Unrealized
Ordinary	Long-Term	Appreciation/
Income	Capital Gains	(Depreciation)
$22,330,492	$10,680,213	$(359,882,990)
The Portfolio’s major tax jurisdictions are federal, Arizona, and Massachusetts. The earliest tax year that remains subject to examination by these jurisdictions is 2007.
NOTE 10 — CONCENTRATION OF INVESTMENT RISKS
The Portfolio is also affected by other kinds of risks, depending on the types of securities held or strategies used by an Underlying Fund.
Investment by Funds-of-Funds. Each of the Underlying Funds’ shares may be purchased by other investment companies. In some cases, an Underlying Fund may experience large inflows or redemptions due to allocations or rebalancing. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. The Investment Adviser will monitor transactions by each Underlying Fund and will attempt to minimize any adverse effects on the Underlying Funds and the Portfolio as a result of these transactions.
So long as an Underlying Fund accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.
Asset Allocation. Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from the historical performance and the assumptions used to form the asset allocations for the Portfolio. Furthermore, the Investment Adviser’s allocation of the Portfolio’s assets may not anticipate market trends successfully. Assets will be allocated among Underlying Funds and markets based on judgments made by the Investment Adviser. There is a risk that the Portfolio may allocate assets to an asset class or market that underperforms other Underlying Funds. For example, the Portfolio may be underweighted in assets or a market that is experiencing significant returns or overweighted in assets or a market with significant declines.
Foreign Securities. Investments in foreign securities may entail risks not present in domestic investments. Since securities in which an Underlying Fund may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Underlying Funds. Foreign investments may also subject the Underlying Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-a-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of the Underlying Funds’ investments.
Emerging Markets Investments. Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries.
NOTE 11 — OTHER ACCOUNTING PRONOUNCEMENTS
On March 19, 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (“SFAS No. 161”), “Disclosure about Derivative Instruments and Hedging Activities.” This new accounting

16

NOTES TO FINANCIAL STATEMENTS as of December 31, 2008 (continued)
NOTE 11 — OTHER ACCOUNTING PRONOUNCEMENTS
(continued)
statement requires enhanced disclosures about an entity’s derivative and hedging activities. Entities are required to provide enhanced disclosures about (a) how and why an entity invests in derivatives, (b) how derivatives are accounted for under SFAS No. 133, and (c) how derivatives affect an entity’s financial position, financial performance, and cash flows. SFAS No. 161 also requires enhanced disclosures regarding credit-risk-related contingent features of derivative instruments. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of December 31, 2008, management of the Portfolio is currently assessing the impact of the expanded financial statement disclosures that will result from adopting SFAS No. 161.
NOTE 12 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS
As discussed in earlier supplements that were previously filed with the SEC, DSL, the adviser to the ING Funds, has reported to the Boards of Directors/Trustees (the “Boards”) of the ING Funds that, like many U.S. financial services companies, DSL and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. DSL has advised the Boards that it and its affiliates have cooperated fully with each request.
In addition to responding to regulatory and governmental requests, DSL reported that management of U.S. affiliates of ING Groep N.V., including DSL (collectively, “ING”), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. ING’s internal review related to mutual fund trading has been completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING’s variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Boards.
DSL has advised the Boards that most of the identified arrangements were initiated prior to ING’s acquisition of the businesses in question in the U.S. DSL further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.
Based on the internal review, DSL has advised the Boards that the identified arrangements do not represent a systemic problem in any of the companies that were involved.
Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Boards are the only instances of such trading respecting the ING Funds.
DSL reported to the Boards that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, DSL advised the Boards that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING’s acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, DSL reported that given ING’s refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.
•	ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the SEC. DSL reported to the Boards that the indemnification commitments made by ING Funds related to mutual fund trading have been settled and restitution amounts prepared by an independent consultant have been paid to the affected ING Funds.

•	ING updated its Code of Conduct for employees reinforcing its employees’ obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

17

NOTES TO FINANCIAL STATEMENTS as of December 31, 2008 (continued)
NOTE 12 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)
Other Regulatory Matters
The New York Attorney General and other federal and state regulators are also conducting broad inquiries and investigations involving the insurance industry. These initiatives currently focus on, among other things, compensation and other sales incentives; potential conflicts of interest; potential anticompetitive activity; reinsurance; marketing practices (including suitability); specific product types (including group annuities and indexed annuities); fund selection for investment products and brokerage sales; and disclosure. It is likely that the scope of these industry investigations will further broaden before they conclude. ING has received formal and informal requests in connection with such investigations, and is cooperating fully with each request.
Other federal and state regulators could initiate similar actions in this or other areas of ING’s businesses. These regulatory initiatives may result in new legislation and regulation that could significantly affect the financial services industry, including businesses in which ING is engaged. In light of these and other developments, ING continuously reviews whether modifications to its business practices are appropriate. At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

18

ING Franklin Templeton Founding Strategy Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2008

Shares			Value
AFFILIATED INVESTMENT COMPANIES: 100.0%
31,086,127	ING Franklin Income Portfolio — Class I		$237,808,870
39,991,841	ING Franklin Mutual Shares Portfolio — Class I		229,153,248
27,790,947	ING Templeton Global Growth Portfolio — Class I		228,163,677

	Total Investments in Affiliated Investment Companies
	(Cost $1,029,242,716)*	100.0%	$695,125,795
	Other Assets and Liabilities — Net	(0.0)	(229,370)

	Net Assets	100.0%	$694,896,425

*	Cost for federal income tax purposes is $1,055,008,785.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$—
Gross Unrealized Depreciation	(359,882,990)

Net Unrealized Depreciation	$(359,882,990)

The following table summarizes the inputs used as of December 31, 2008 in determining the Portfolio’s investments at fair value for purposes of SFAS 157:

	Investments in	Other Financial
	Securities	Instruments*
Level 1 — Quoted Prices	$695,125,795	$—
Level 2 — Other Significant Observable Inputs	—	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$695,125,795	$—

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.
See Accompanying Notes to Financial Statements

19

TAX INFORMATION (Unaudited)
Dividends paid during the year ended December 31, 2008 were as follows:

Fund Name	Type	Per Share Amount
ING Franklin Templeton Founding Strategy Portfolio
Class ADV	NII	$—
Class I	NII	$0.0125
Class S	NII	$0.0087
All Classes	STCG	$0.0001
All Classes	LTCG	$0.0015

NII	— Net investment income

STCG	— Short-term capital gain

LTCG	— Long-term capital gain
Of the ordinary distributions made during the year ended December 31, 2008, 46.92% qualifies for the dividends received deduction (DRD) available to corporate shareholders.
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolio. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

20

TRUSTEE AND OFFICER INFORMATION (Unaudited)
The business and affairs of the Trust are managed under the direction of the Trust’s Board. A Trustee who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Registrant and is available, without charge, upon request at (800)992-0180.

				Number of
				Portfolios
				in Fund
	Position(s)	Term of Office		Complex	Other Directorships/
	held with	and Length of	Principal Occupation(s)	Overseen	Trusteeships held by
Name, Address, and Age	Trust	Time Served(1)	during the Past 5 Years	by Trustee(2)	Director/Trustee
Independent Trustees:

Colleen D. Baldwin 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 48	Trustee	November 2007 — Present	President, National Charity League/Canaan Parish Board (June 2008 — Present) and Consultant (January 2005 — Present). Formerly, Chief Operating Officer, Ivy Asset Management Group (April 2002 — October 2004)	161	None.

John V. Boyer(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 55	Trustee	January 2005 — Present	President, Bechtler Arts Foundation (March 2008 — Present). Formerly, Consultant (July 2007 — February 2008); President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute (March 2006 — July 2007); and Executive Director, The Mark Twain House & Museum (September 1989 — November 2005).	161	None.

Patricia W. Chadwick 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 60	Trustee	January 2006 — Present	Consultant and President of self-owned company, Ravengate Partners LLC (January 2000 — Present).	161	Wisconsin Energy Corporation (June 2006 — Present).

Peter S. Drotch 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 66	Trustee	November 2007 — Present	Retired partner, PricewaterhouseCoopers, LLP.	161	First Marblehead Corporation (September 2003 — Present).

J. Michael Earley 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 63	Trustee	January 1997 — Present	Retired. Formerly, President and Chief Executive Officer, Bankers Trust Company, N.A., Des Moines (June 1992 — December 2008).	161	Bankers Trust Company, N.A. (June 1992 — Present) and Midamerica Financial Corporation (December 2002 - Present).

Patrick W. Kenny 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 65	Trustee	January 2005 — Present	President and Chief Executive Officer, International Insurance Society (June 2001 — Present).	161	Assured Guaranty Ltd. (April 2004 — Present) and Odyssey Re Holdings Corporation (November 2006 — Present).

Sheryl K. Pressler 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 58	Trustee	January 2006 — Present	Consultant (May 2001 - Present).	161	Global Alternative Asset Management, Inc. (October 2007 — Present) and Stillwater Mining Company (May 2002 — Present).

Roger B. Vincent 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 63	Trustee	January 1994 — Present	President, Springwell Corporation (March 1989 — Present).	161	UGI Corporation (February 2006 — Present) and UGI Utilities, Inc. (February 2006 — Present).

21

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

				Number of
				Portfolios
				in Fund
	Position(s)	Term of Office		Complex	Other Directorships/
	held with	and Length of	Principal Occupation(s)	Overseen	Trusteeships held by
Name, Address, and Age	Trust	Time Served(1)	during the Past 5 Years	by Trustee(2)	Director/Trustee
Trustees who are “Interested Persons”:

Robert W. Crispin(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 62	Trustee	November 2007 — Present	Retired. Chairman and Chief Investment Officer, ING Investment Management Co. (June 2001 — December 2007).	161	ING Canada Inc. (December 2004 — Present) and ING Bank, fsb (June 2001 — Present).

Shaun P. Mathews(3)(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	Trustee	November 2007 — Present	President and Chief Executive Officer, ING Investments, LLC(5) (November 2006 — Present). Formerly, President, ING Mutual Funds and Investment Products (November 2004 — November 2006); Chief Marketing Officer, ING USFS (April 2002 — October 2004); and Head of Rollover/Payout (October 2001 — December 2003).	200	ING Services Holding Company, Inc. (May 2000 — Present); Southland Life Insurance Company (June 2002 - Present); and ING Capital Corporation, LLC, ING Funds Distributor, LLC(6), ING Funds Services, LLC(7), ING Investments, LLC(5) and ING Pilgrim Funding, Inc. (December 2006 — Present).

(1)	Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee is subject to the Board’s retirement policy, which states that each Independent Trustee shall retire from service as a Trustee at the conclusion of the first regularly scheduled meeting of the Board that is held after (a) the Trustee reaches the age of 70, if that Trustee qualifies for a retirement benefit as discussed in the board’s retirement policy; or (b) the Trustee reaches the age of 72 or has served as a Trustee for 15 years, whichever comes first, if that Trustee does not qualify for the retirement benefit. A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Fund under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)	For the purposes of this table (except for Mr. Mathews), “Fund Complex” means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund, ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Advantage and Premium Opportunity Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; ING Variable Products Trust; and ING Partners, Inc.

(3)	For Mr. Mathews, the Fund Complex also includes the following investment companies: ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; ING Variable Portfolios, Inc.; ING VP Balanced Portfolio, Inc.; ING VP Intermediate Bond Portfolio; and ING VP Money Market Portfolio.

(4)	Mr. Boyer held a seat on the Board of Directors of The Mark Twian House & Museum from September 1989 to November 2005. ING Groep N.V. makes non-material, charitable contributions to The Mark Twain House & Museum.

(5)	Messrs. Mathews and Crispin are deemed to be “interested persons” of the Fund as defined in the 1940 Act because of their relationship with ING Groep, N.V., the parent corporation of the Manager, ING Investment Manager.

(6)	ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(7)	ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(8)	ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

22

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Term of Office
	Position(s) Held	and Length of	Principal Occupation(s)
Name, Address and Age	with the Trust	Time Served(1)	during the Past 5 Years
Officers:

Shaun P. Mathews(5) 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	President and Chief Executive Officer	November 2006 — Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 — Present). Formerly, President, ING Mutual Funds and Investment Products (November 2004 — November 2006); Chief Marketing Officer, ING USFS (April 2002 — October 2004); and Head of Rollover/Payout (October 2001 — December 2003).

Michael J. Roland 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 50	Executive Vice President	March 2003 — Present	Head of Mutual Fund Platform (February 2007 — Present) and Executive Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (December 2001 — Present). Formerly, Executive Vice President, Head of Product Management (January 2005 — January 2007); Chief Compliance Officer, ING Investments, LLC(2) and Directed Services LLC(6) (October 2004 — December 2005); and Chief Financial Officer and Treasurer, ING Investments, LLC(2) (December 2001 — March 2005).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 58	Executive Vice President	March 2003 — Present	Executive Vice President, ING Investments, LLC(2) (July 2000 — Present) and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003 — Present).

Joseph M. O’Donnell 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	Executive Vice President and Chief Compliance Officer	March 2006 — Present November 2004 — Present	Chief Compliance Officer of the ING Funds (November 2004 — Present) and Executive Vice President of the ING Funds (March 2006 - Present). Formerly, Chief Compliance Officer of ING Investments, LLC(2) (March 2006 — July 2008); Investment Advisor Chief Compliance Officer, Directed Services LLC(6) (March 2006 — July 2008) ING Life Insurance and Annuity Company (March 2006 — December 2006); and Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 — October 2004).

Todd Modic 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 41	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 — Present	Senior Vice President, ING Funds Services, LLC(3) (March 2005 — Present). Formerly, Vice President, ING Funds Services, LLC(3) (September 2002 — March 2005).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 44	Senior Vice President	November 2003 — Present	Senior Vice President, ING Investments, LLC(2) (October 2003 — Present).

Robert Terris 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 38	Senior Vice President	May 2006 — Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC(3) (May 2006 — Present). Formerly, Vice President of Administration, ING Funds Services, LLC(3) (October 2001 — March 2006).

Ernest J. C’DeBaca 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Senior Vice President	May 2006 — Present	Chief Compliance Officer, ING Investments, LLC(2) (July 2008 — Present); Investment Advisor Chief Compliance Officer, Directed Services LLC(6) (July 2008 — Present); Head of Retail Compliance, ING Funds Distributor, LLC(4) and ING Funds Services, LLC(3), (July 2008 — Present); and Senior Vice President, ING Investments, LLC(2) (December 2006 — Present), ING Funds Services, LLC(3) (April 2006 — Present), ING Funds Distributor, LLC(4) (July 2008 — Present), and Directed Services LLC(6) (July 2008 — Present). Formerly, Counsel, ING Americas, U.S. Legal Services (January 2004 — March 2006) and Attorney-Adviser, U.S. Securities and Exchange Commission (May 2001 — December 2003).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 41	Vice President and Treasurer	November 1999 — Present	Vice President and Treasurer, ING Funds Services, LLC(3) (November 1995 — Present) and ING Investments, LLC(2) (August 1997 — Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	Vice President	February 2003 — Present	Vice President and Chief Compliance Officer, ING Funds Distributor, LLC(4) (August 1995 — Present); Vice President, ING Investments, LLC(2) and ING Funds Services, LLC (3) (February 1996 — Present); and Director of Compliance, ING Investments, LLC(2) (October 2004 — Present). Formerly, Chief Compliance Officer, ING Investments, LLC(2) (October 2001 — October 2004).

23

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Term of Office
	Position(s) Held	and Length of	Principal Occupation(s)
Name, Address and Age	with the Trust	Time Served(1)	during the Past 5 Years

William Evans 10 State House Square Hartford, Connecticut 06103 Age: 36	Vice President	September 2007 — Present	Vice President, Head of Mutual Fund Advisory Group (April 2007 — Present). Formerly, Vice President, U.S. Mutual Funds and Investment Products (May 2005 — April 2007) and Senior Fund Analyst, U.S. Mutual Funds and Investment Products (May 2002 — May 2005).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 50	Vice President	September 2004 — Present	Vice President, ING Funds Services, LLC(3) (September 2004 — Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (October 2001 — September 2004).

Denise Lewis 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 45	Vice President	January 2007 — Present	Vice President, ING Funds Services, LLC (December 2006 — Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 — December 2006).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Vice President	March 2006 — Present	Vice President, ING Funds Services, LLC(3) (March 2006 — Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (August 2004 — March 2006) and Manager, Registration Statements, ING Funds Services, LLC(3) (May 2003 — August 2004).

Susan P. Kinens 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 32	Assistant Vice President	January 2003 — Present	Assistant Vice President, ING Funds Services, LLC(3) (December 2002 — Present).

Craig Wheeler 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Assistant Vice President	May 2008 — Present	Assistant Vice President — Director of Tax, ING Funds Services (March 2008 — Present). Formerly, Tax Manager, ING Funds Services (March 2005 — March 2008); Tax Senior, ING Funds Services (January 2004 - March 2005); and Tax Senior, KPMG LLP (August 2002 — December 2003).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 45	Secretary	August 2003 — Present	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 — Present).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 45	Assistant Secretary	August 2003 — Present	Senior Counsel, ING Americas, U.S. Legal Services (April 2008 — Present). Formerly, Counsel, ING Americas, U.S. Legal Services (April 2003 — April 2008).

Kathleen Nichols 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 33	Assistant Secretary	May 2008 — Present	Counsel, ING Americas, U.S. Legal Services (February 2008 — Present). Formerly, Associate, Ropes & Gray LLP (September 2005 — February 2008)

(1)	The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.

(2)	ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)	ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)	ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(5)	Mr. Mathews commenced services as CEO and President of the ING Funds on November 11, 2006.

(6)	Directed Services, LLC is the successor in interest to Directed Services, Inc.

24

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)
BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS
Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) provides that, after an initial period, ING Franklin Templeton Founding Strategy Portfolio’s (the “Portfolio”) existing investment advisory contract will remain in effect only if the Board of Trustees (the “Board”) of ING Investors Trust (the “Trust”), including a majority of Board members who have no direct or indirect interest in the advisory contract, and who are not “interested persons” of the Portfolio, as such term is defined under the 1940 Act (the “Independent Trustees”), annually review and approve the contract. Thus, at a meeting held on November 14, 2008, the Board, including a majority of the Independent Trustees, considered whether to renew the investment advisory contract (the “Advisory Contract”) between Directed Services LLC (the “Adviser”), and the Trust, on behalf of the Portfolio.
The Independent Trustees also held separate meetings on October 24 and November 12, 2008 to consider the renewal of the Advisory Contract. As a result, subsequent references herein to factors considered and determinations made by the Independent Trustees include, as applicable, factors considered and determinations made on those earlier dates by the Independent Trustees.
At its November 14, 2008 meeting, the Board voted to renew the Advisory Contract for the Portfolio. In reaching this decision, the Board took into account information furnished to it throughout the year at regular meetings of the Board and the Board’s committees, as well as information prepared specifically in connection with the annual renewal process. Determinations by the Independent Trustees also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the advisory contracts for all the ING Funds were considered at the same Board meeting, the Trustees considered the Portfolio’s advisory relationship separately.
Provided below is an overview of the Board’s contract approval process in general, as well as a discussion of certain specific factors that the Board considered at its renewal meeting. While the Board gave its attention to the information furnished, at its request, that was most relevant to its considerations, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to renew the Advisory Contract for the one-year period ending November 30, 2009. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Portfolio’s advisory arrangement.
Overview of the Contract Renewal and Approval Process
Several years ago, the Independent Trustees instituted a revised process by which they seek and consider relevant information when they decide whether to approve new or existing advisory arrangements for the investment companies in the ING Funds complex under their jurisdiction, including the Portfolio’s existing Advisory Contract. Among other actions, the Independent Trustees: retained the services of independent consultants with experience in the mutual fund industry to assist the Independent Trustees in working with the personnel employed by the Adviser or its affiliates who administer the Portfolio (“Management”) to identify the types of information presented to the Board to inform its deliberations with respect to advisory relationships and to help evaluate that information; established a specific format in which certain requested information is provided to the Board; and determined the process for reviewing such information in connection with advisory contract renewals and approvals. The end result was an enhanced process which is currently employed by the Independent Trustees to review and analyze information in connection with their annual renewal of the ING Funds’ advisory contracts, as well as their review and approval of new advisory relationships.
Since the current renewal and approval process was first implemented, the Board’s membership has changed substantially through periodic retirements of some Trustees and the appointment and election of new Trustees. In addition, throughout this period the Independent Trustees have reviewed and refined the renewal and approval process at least annually. The Board also established a Contracts Committee and two Investment Review Committees, including the International/Balanced/Fixed Income Funds Investment Review Committee (the “I/B/F IRC”). Among other matters, the Contracts Committee provides oversight with respect to the contracts renewal process, and the Portfolio is assigned to the I/B/F IRC, which provides oversight regarding, among other matters, investment performance.

25

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (Continued)
The type and format of the information provided to the Board or to legal counsel for the Independent Trustees in connection with the contract approval and renewal process has been codified in the Portfolio’s 15(c) Methodology Guide. This Guide was developed under the direction of the Independent Trustees and sets out a blueprint pursuant to which the Independent Trustees request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of advisory contracts.
Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables (“FACT sheets”) prior to the Independent Trustees’ review of advisory arrangements (including the Portfolio’s Advisory Contract). The Independent Trustees previously retained an independent firm to verify and test the accuracy of certain FACT sheet data for a representative sample of funds in the ING Funds complex. In addition, in 2007 and 2008, the Contracts Committee employed the services of an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and proposed Selected Peer Groups of investment companies (“SPGs”) to be used by the Portfolio for certain comparison purposes during the renewal process.
As part of an ongoing process, the Contracts Committee recommends or considers recommendations from Management for refinements to the 15(c) Methodology Guide and other aspects of the review process, and the Board’s Investment Review Committees, including the I/B/F IRC, reviews benchmarks used to assess the performance of the funds in the ING Funds complex. The Investment Review Committees may apply a heightened level of scrutiny in cases where performance has lagged an ING Fund’s relevant benchmark and/or SPG.
The Board employed its process for reviewing contracts when considering the renewal of the Portfolio’s Advisory Contract that would be effective through November 30, 2009. Set forth below is a discussion of many of the Board’s primary considerations and conclusions resulting from this process.
Nature, Extent and Quality of Service
In determining whether to approve the Advisory Contract for the Portfolio for the year ending November 30, 2009, the Independent Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Portfolio by the Adviser. This included information regarding the Adviser provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.
The materials requested by and provided to the Board and/or to K&L Gates prior to the November 14, 2008 Board meeting included, among other information, the following items for the Portfolio: (1) FACT sheets that provided information regarding the performance and expenses of the Portfolio and other similarly managed funds in its SPG, as well as information regarding the Portfolio’s investment portfolio, objective and strategies; (2) reports providing risk and attribution analyses of the Portfolio; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which the Portfolio’s benchmark and SPG was selected and how profitability was determined; (4) responses from the Adviser to a series of questions posed by K&L Gates on behalf of the Trustees; (5) copies of the form of Advisory Contract; (6) copies of the Forms ADV for the Adviser; (7) financial statements for the Adviser; (8) a draft of a narrative summary addressing key factors the Board customarily considers in evaluating the renewals of the ING Funds’ (including the Portfolio’s) advisory contract, including a written analysis for the Portfolio of how performance, fees and expenses compare to its SPG and/or designated benchmark; (9) independent analyses of Portfolio performance by the Trust’s Chief Investment Risk Officer; (10) information regarding net asset flows into and out of the Portfolio; and (11) other information relevant to the Board’s evaluations.
The Portfolio has only one class of shares which was used for purposes of certain comparisons to the funds in its SPG. The mutual funds chosen for inclusion in the Portfolio’s SPG were selected based upon criteria designed to mirror the class being compared to the SPG.
In arriving at its conclusions with respect to the Advisory Contract, the Board was mindful of the “manager-of-managers” platform of the ING Funds that has been developed by Management. The Board noted the resources that the Adviser has committed to the Board and the I/B/F IRC to assist the Board and the I/B/F IRC with their assessment of the investment performance of the Portfolio on an ongoing basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed

26

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (Continued)
attribution analyses and other metrics used by the Board’s Investment Review Committees to analyze the key factors underlying investment performance for the funds in the ING Funds complex.
In considering the Portfolio’s Advisory Contract, the Board also considered the extent of benefits provided to the Portfolio’s shareholders, beyond advisory services, from being part of the ING family of funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such funds or among ING Funds available on a product platform, and the wide range of ING Funds available for exchange or transfer. The Board also took into account the Adviser’s efforts in recent years to reduce the expenses of the ING Funds through renegotiated arrangements with the ING Funds’ service providers.
Further, the Board received periodic reports showing that the investment policies and restrictions for the Portfolio were consistently complied with and other periodic reports covering matters such as compliance by Adviser personnel with codes of ethics. The Board considered reports from the Trust’s Chief Compliance Officer (“CCO”) evaluating whether the regulatory compliance systems and procedures of the Adviser are reasonably designed to assure compliance with the federal securities laws, including those related to, among others, late trading and market timing, best execution, fair value pricing, proxy voting and trade allocation practices. The Board also took into account the CCO’s annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board’s Compliance Committee that guide the CCO’s compliance oversight function.
The Board reviewed the level of staffing, quality and experience of the Portfolio’s portfolio management team. The Board took into account the resources and reputation of the Adviser, and evaluated the ability of the Adviser to attract and retain qualified investment advisory personnel. The Board also considered the adequacy of the resources committed to the Portfolio (and other relevant funds in the ING Funds complex) by the Adviser, and whether those resources are commensurate with the needs of the Portfolio and are sufficient to sustain appropriate levels of performance and compliance needs.
Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser are appropriate in light of the Portfolio’s operations, the competitive landscape of the investment company business, and investor needs, and that the nature and quality of the overall services provided by the Adviser were appropriate.
Portfolio Performance
In assessing the advisory relationship, the Board placed emphasis on the net investment returns of the Portfolio. While the Board considered the performance reports and discussions with portfolio managers at Board and committee meetings during the year, particular attention in assessing performance was given to the FACT sheets furnished in connection with the renewal process. The FACT sheet prepared for the Portfolio included its investment performance compared to the Portfolio’s Morningstar category median, Lipper category median, SPG and primary benchmark. The FACT sheet performance data was as of June 30, 2008. In addition, the Board also considered at its November 14, 2008 meeting certain additional data regarding performance and Portfolio asset levels as of October 31, 2008.
The Portfolio’s performance was compared to its Morningstar category median and its primary benchmark, a broad-based securities market index that appears in the Portfolio’s prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance.
In considering whether to approve the renewal of the Advisory Contract for ING Franklin Templeton Founding Strategy Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2008: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the one-year period, during which it underperformed; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the most recent calendar quarter, year-to-date, and one-year periods.
Economies of Scale
When evaluating the reasonableness of advisory fee rates, the Board also considered whether economies of scale will be realized by the Adviser as the Portfolio grows larger and the extent to which any such economies are reflected in contractual fee rates. In this regard, the Board noted the Portfolio would benefit

27

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (Continued)
from waivers to fees payable at the Portfolio level, and considered the extent to which economies of scale could effectively be realized through expense reductions resulting from such waivers or breakpoint discounts.
In evaluating economies of scale, the Independent Trustees also considered prior periodic management reports and industry information on this topic, and the Independent Trustees who were Board members at that time also considered a November 2006 evaluation and analysis presented to them by an independent consultant regarding fee breakpoint arrangements and economies of scale.
The Board also considered that the Portfolio had experienced material declines in assets, especially during October 2008, due to general market declines precipitated by the credit crises and other generally adverse market developments. As a result of this asset decline, the Board considered that there were fewer opportunities to realize economies of scale.
Information Regarding Services to Other Clients
The Board requested and considered information regarding the nature of services and fee rates offered by the Adviser to other clients, including other registered investment companies and institutional accounts. When fee rates offered to other clients differed materially from those charged to the Portfolio, the Board considered any underlying rationale provided by the Adviser for these differences. The Board also noted that the fee rates charged to the Portfolio and other institutional clients of the Adviser (including other investment companies) may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies, such as the Portfolio, as compared to non-registered investment company clients; market differences in fee rates that existed when the Portfolio first was organized; differences in the original sponsors of Portfolio that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.
Fee Rates and Profitability
The Board reviewed and considered the contractual investment advisory fee rate, combined with the administrative fee rate, payable by the Portfolio to the Adviser. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Portfolio.
The Board considered the fee structure of the Portfolio as it relates to the services provided under the contracts and the potential fall-out benefits to the Adviser and its affiliates from their association with the Portfolio. For the Portfolio, the Board determined that the fees payable to the Adviser are reasonable for the services that it performs, which were considered in light of the nature and quality of the services that it has performed and is expected to perform.
The Board considered the Portfolio’s management fee and expense ratio in comparison to the fees and expense ratio of the funds in the Portfolio’s SPG. In considering the fees payable under the Advisory Contract for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee (inclusive of a 0.05% administration fee) for the Portfolio is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG.
The Board considered information on revenues, costs and profits realized by the Adviser, which was prepared by Management in accordance with the allocation methodology (including related assumptions) specified in the 15(c) Methodology Guide. The Board also considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with the Adviser. Further, the Board considered that the decline in asset levels of the Portfolio caused by recent adverse economic conditions was likely to cause a similar decline in any profits realized by the Adviser.
The Board determined that it had requested and received sufficient information to gain a reasonable understanding regarding the Adviser’s profitability. The Board also recognized that profitability analysis is not an exact science and there is no uniform methodology for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolio’s

28

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (Continued)
operations may not be fully reflected in the expenses allocated to the Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by Management or capture Management’s entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment.
Based on the information on revenues, costs, and profitability considered by the Board, and after considering the factors described in this section, the Board concluded that the profits, if any, realized by the Adviser were not excessive. In making its determinations, the Board based its conclusions on the reasonableness of the advisory fees of the Adviser.
Conclusion
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Contract for the Portfolio for the year ending November 30, 2009. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

29

Investment Adviser Directed Services LLC 1475 Dunwoody Drive West Chester, Pennsylvania 19380	Independent Registered Public Accounting Firm KPMG LLP 99 High Street Boston, Massachusetts 02110

Distributor ING Funds Distributor, LLC 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258	Custodian The Bank of New York Mellon One Wall Street New York, New York 10286

Administrator ING Funds Services, LLC 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258	Legal Counsel Dechert LLP 1775 I Street, N.W. Washington, D.C. 20006

Transfer Agent DST Systems, Inc. P.O. Box 419368 Kansas City, Missouri 64141
Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable universal life insurance policy or variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable universal life policy or variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/ registered representative and read them carefully before investing.

VPAR-UIITF0F1AIS (1208-022709)

Annual Report
December 31, 2008
ING Investors Trust
■ ING American Funds Asset Allocation Portfolio

■ ING American Funds Bond Portfolio

■ ING American Funds Growth Portfolio

■ ING American Funds International Portfolio

■ ING American Funds Growth-Income Portfolio

■ ING American Funds World Allocation Portfolio

E-Delivery Sign-up — details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.
MUTUAL FUNDS

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PROXY VOTING INFORMATION
A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the ING Funds’ website at www.ingfunds.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER
Dear Shareholders,
We are in the midst of one of the most challenging periods ever faced by investors, and we at ING Funds are aware of the anxiety that you may be feeling at this time.
I want to assure you that we are actively engaged in monitoring the situation and are committed to keeping you fully informed of how the rapidly unfolding events around us may impact your investments with our company.
We recognize that the confidence of many investors is being tested, perhaps as never before. It is understandable that some of you may be second guessing your investment strategy due to these recent events. We encourage you to work with your investment professional and seek out their advice about your portfolio in light of the current conditions. But we also urge investors not to make rash decisions. ING Funds still believes that a well-diversified, globally allocated portfolio remains the most effective investment strategy of all. We ask that investors not lose sight of their commitment to the long-term.
We thank you for your support and confidence and we look forward to continuing to do business with you in the future.
Sincerely,
Shaun Mathews
President & Chief Executive Officer
ING Funds
January 23, 2009
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice. Consider the fund’s investment objectives, risks, and charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.
International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

1

Market Perspective: Year Ended December 31, 2008
In our semi-annual report, we described a failed second quarter rally that fizzled when investors realized that borderline recessionary conditions and a credit crunch had not gone away. By year- end, governments were committing previously unimaginable sums of taxpayer money to prevent systemic collapse. Global equities in the form of the MSCI World® Index(1) measured in local currencies, including net reinvested dividends (“MSCI” for regions discussed below) plunged 29.70% in the six months ended December 31, 2008 (down 38.70% for the entire fiscal year). (The MSCI World® Index plunged 40.71% for the entire fiscal year, measured in U.S. dollars.) In currencies, the dollar at first drifted near record lows against the euro. But the tide turned in mid-July and for the six months ended December 31, 2008, the dollar strengthened by 12.10% (4.50% for the entire fiscal year). The dollar also soared 37.80% against the pound for the six months ended December 31, 2008 (37.90% for the entire fiscal year). But the yen advanced as carry trades (essentially short yen positions) were unwound and the dollar fell 14.90% for the six months ended December 31, 2008 (down 19.60% for the entire fiscal year).
Even more dramatic was the price of oil which marched to an all-time high of around $147 per barrel in mid-July, only to lose more than two thirds of that price by December 31, 2008.
The economic statistics remained bleak. By the end of October, the Standard & Poor’s (“S&P”)/Case-Shiller National U.S. Home Price Index(2) of house prices had fallen a record 18% over the year. New home sales were at 1991 levels. Some 45% of existing home sales were distressed.
Payrolls declined in every month of 2008, as the number of people claiming unemployment reached 4.1 million, a 26-year high. Gross domestic product (“GDP”) fell at an annualized rate of 0.50% in the third quarter, and the National Bureau of Economic Research announced that the recession had actually started in December 2007.
Yet these were side-shows to the fireworks display in the financial sector, where major institutions—hanging by a thread through problems rooted in unwise mortgage borrowing, lending and investment—met different fates in September 2008 at the hands of the U.S. government.
The Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”) were taken into “conservatorship.” Merrill Lynch was acquired by the Bank of America with a wink from the authorities. AIG received an $85 billion loan from a reluctant government, which also took a 79.90% equity stake in AIG. But Lehman Brothers having sought capital, then a buyer, found neither and was left to file for Chapter 11 bankruptcy protection.
The U.S. government was now in the position of choosing winners and losers among financial institutions: none too successfully, for it quickly became obvious that by pointedly leaving Lehman Brothers to go under, a credit crisis had become a credit market collapse. Lending all but seized up.
Policy response was huge but at least initially muddled. A Troubled Asset Relief Plan (“TARP”) would set up a $700 billion fund to buy illiquid mortgage securities from financial institutions. But on November 12, 2008 with half of the money already used to recapitalize banks, Treasury Secretary Paulson announced that the rest of the funds would not be used to buy illiquid mortgage securities after all. This merely renewed the pressure on the holders of such securities like Citigroup, which within two weeks received guarantees from the government against losses and another $20 billion in capital.
Other programs were of more practical use, like support for the commercial paper market and a guarantee facility for money market funds. Arguably the most effective measure was the announced intention to buy vast quantities of agency mortgage-backed securities and debentures. This had the effect of driving down rates on the 30-year mortgage towards 5.00%, a record low. In the meantime, the newly-elected president promised a stimulus package worth approximately $1 trillion. And by year end, the Federal Open Market Committee (“FOMC”) reduced interest rates to a range of between 0% and 0.25%.
2008 ended with much gloom and bad news still to come, but the platform for recovery was perhaps taking shape.
In U.S. fixed-income markets, yields on the 90-day Treasury Bills briefly turned negative in December 2008, while the yield on the ten-year Treasury Note fell below 2.50%, something we had not seen in 50 years. The Barclays Capital U.S. Aggregate Bond Index(3), formerly known as the Lehman Brothers U.S. Aggregate Bond Index, of investment grade bonds returned 4.10% for the six months ended December 31, 2008, (5.20% for the entire fiscal year).

Market Perspective: Year Ended December 31, 2008
By contrast, high yield bonds, represented by the Barclays Capital High Yield Bond—2% Issuer Constrained Composite Index(4), formerly known as the Lehman Brothers High Yield Bond—2% Issuer Constrained Composite Index, behaved more like a stock index and returned (25.10)% for the six months ended December 31, 2008 (down 25.90% for the entire fiscal year).
U.S. equities, represented by the S&P 500® Composite Stock Price (“S&P 500®”) Index(5), including dividends, returned (28.50)% for the six months ended December 31, 2008, (down 37.00% for the entire fiscal year), increasingly unimpressed by sharply falling oil prices. Profits for S&P 500® Index companies suffered their fifth straight quarter of decline, led again by the financials sector, although taxpayer money was also potentially committed to save the big three auto makers from bankruptcy. On November 20, 2008, the S&P 500® Index plumbed a level not seen since April 1997, before a December recovery.
In international markets, plainly entering recession, the MSCI Japan® Index(6) slumped 35.90% for the six months ended December 31, 2008, (down 42.60% for the entire fiscal year). The strengthening yen hit exports in an export-dependent economy even as global demand slowed for other reasons. The MSCI Europe ex UK® Index(7) sagged 29.40% for the six months ended December 31, 2008 (down 43.20% for the entire fiscal year), beset by sharply falling economic activity and a European Central Bank in denial that inflation was falling fast. Finally, rates were reduced by an unprecedented 175 basis points (or 1.75%) in two months near the end of the year while governments, one after the other, proposed large stimulus packages. In the UK, the MSCI UK® Index(8) fell 19.40% for the six months ended December 31, 2008 (down 28.50% for the entire fiscal year). The UK had allowed a bigger housing bubble than the United States and deeper personal indebtedness in an economy more dependent on the financial sector. Rates were reduced to 1951 levels as venerable banks ceased to exist as independent entities.

(1)	The MSCI World® Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2)	The S&P/Case-Shiller National U.S. Home Price Index tracks the value of single-family housing within the United States. The index is a composite of single-family home price indices for the nine U.S. Census divisions and is calculated quarterly.

(3)	The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(4)	The Barclays Capital High Yield Bond—2% Issuer Constrained Composite Index is an unmanaged index that measures the performance of non-investment grade fixed-income securities.

(5)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

(6)	The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(7)	The MSCI Europe ex UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(8)	The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
All indices are unmanaged and investors cannot invest directly in an index.
Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

3

ING American Funds Asset Allocation Portfolio	Portfolio Managers’ Report
ING American Funds Asset Allocation Portfolio (the “Portfolio”) seeks high total return (including income and capital gains) consistent with preservation of capital over the long term by investing all of its assets in the Class 1 Shares of the Asset Allocation Fund, a series of American Funds Insurance Series®, a registered open-end investment company. Please refer to the Asset Allocation Fund commentary of the Annual Report of the American Funds Insurance Series on page 62.
Since its inception on April 28, 2008 through December 31, 2008, the Portfolio returned (27.40)%, compared to the S&P 500® Composite Stock Price Index (“S&P 500® Index”)(1), which returned (33.66)% for the period from May 1, 2008 through December 31, 2008.
Cumulative Total Returns for the Periods Ended December 31, 2008

	Since
	Inception
	April 28,
	2008
ING American Funds Asset Allocation Portfolio	(27.40)%
S&P 500® Index(1)	(33.66	)%(4)
Citigroup Broad Investment-Grade (BIG) Bond Index(2)	4.72	%(4)
Barclays Capital U.S. Aggregate Bond Index(3)	3.22	%(4)
Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING American Funds Asset Allocation Portfolio against the indices indicated. An index is unmanaged, has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
Total returns reflect that the Investment Adviser may have waived or recouped fees and expenses otherwise payable by the Portfolio.
The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.
It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. Portfolio holdings are subject to change daily.
Portfolio holdings are subject to change daily.

(1)	The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

(2)	Citigroup Broad Investment-Grade (BIG) Bond Index represents a market capitalization-weighted index that includes U.S. Treasury, government-sponsored, mortgage and investment-grade fixed-rate corporates with a maturity of one year or longer.

(3)	The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index composed of securities from the Barclays Capital Intermediate Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset Backed Securities Index including securities that are investment-grade quality or better and have at least one year to maturity.

(4)	Since inception performance of the index is shown from May 1, 2008.

4

Portfolio Managers’ Report	ING American Funds Bond Portfolio
ING American Funds Bond Portfolio (the “Portfolio”) seeks to maximize current income and preserve your capital by investing all of its assets in the Class 1 Shares of the Bond Fund, a series of American Funds Insurance Series®, a registered open-end investment company. Please refer to the Bond Fund commentary of the Annual Report of the American Funds Insurance Series on page 63.
For the year ended December 31, 2008, the Portfolio returned (9.71)%, compared to the Citigroup Broad Investment-Grade (BIG) Bond Index(1) and Barclays Capital U.S. Aggregate Bond Index,(2) which returned 7.02% and 5.24%, respectively.
Average Annual Total Returns for the Periods Ended December 31, 2008

		Since
		Inception
		November 12,
	1 Year	2007
ING American Funds Bond Portfolio	(9.71)%	(8.67)%
Citigroup Broad Investment-Grade (BIG) Bond Index(1)	7.02%	7.97	%(3)
Barclays Capital U.S. Aggregate Bond Index(2)	5.24%	6.34	%(3)
Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING American Funds Bond Portfolio against the indicies indicated. An index is unmanaged, has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
Total returns reflect that the Investment Adviser may have waived or recouped fees and expenses otherwise payable by the Portfolio.
The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.
It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. Portfolio holdings are subject to change daily.
Portfolio holdings are subject to change daily.

(1)	Citigroup Broad Investment-Grade (BIG) Bond Index represents a market capitalization-weighted index that includes U.S. Treasury, government-sponsored, mortgage and investment-grade fixed-rate corporates with a maturity of one year or longer.

(2)	The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index composed of securities from the Barclays Capital Intermediate Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset Backed Securities Index including securities that are investment-grade quality or better and have at least one year to maturity.

(3)	Since inception performance of the index is shown from November 1, 2007.

5

ING American Funds Growth Portfolio	Portfolio Managers’ Report
ING American Funds Growth Portfolio (the “Portfolio”) seeks to make your investment grow by investing all of its assets in the Class 2 Shares of the Growth Fund, a series of American Funds Insurance Series®, a registered open-end investment company. Please refer to the Growth Fund commentary of the Annual Report of the American Funds Insurance Series on page 55.
For the year ended December 31, 2008, the Portfolio returned (44.29)%, compared to the S&P 500® Composite Stock Price Index (“S&P 500® Index”)(1), which returned (37.00)%.
Average Annual Total Returns for the Periods Ended December 31, 2008

			Since
			Inception
			September 2,
	1 Year	5 Year	2003
ING American Funds Growth Portfolio	(44.29)%	(2.45)%	(0.99)%
S&P 500® Index(1)	(37.00)%	(2.19)%	(0.12	)%(2)
Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING American Funds Growth Portfolio against the index indicated. An index is unmanaged, has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
Total returns reflect that the Investment Adviser may have waived or recouped fees and expenses otherwise payable by the Portfolio.
The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. Portfolio holdings are subject to change daily.
Portfolio holdings are subject to change daily.

(1)	The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

(2)	Since inception performance of the index is shown from September 1, 2003.

6

PORTFOLIO MANAGERS’ REPORT	ING American Funds International Portfolio
ING American Funds International Portfolio (the “Portfolio”) seeks to make your investment grow over time by investing all of its assets in the Class 2 Shares of the International Fund, a series of American Funds Insurance Series®, a registered open-end investment company. Please refer to the International Fund commentary of the Annual Report of the American Funds Insurance Series on page 56.
For the year ended December 31, 2008, the Portfolio returned (42.46)%, compared to the Morgan Stanley Capital International Europe, Australasia and the Far East® Index (“MSCI EAFE® Index”)(1), which returned (43.38)%.
Average Annual Total Returns for the Periods Ended December 31, 2008

			Since
			Inception
			September 2,
	1 Year	5 Year	2003
ING American Funds International Portfolio	(42.46)%	3.12%	5.64%
MSCI ACWISM(1)	(42.19)%	(0.06)%	2.62	%(3)
MSCI EAFE® Index(2)	(43.38)%	1.66%	5.20	%(3)
Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING American Funds International Portfolio against the indices indicated. An index is unmanaged, has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
Total returns reflect that the Investment Adviser may have waived or recouped fees and expenses otherwise payable by the Portfolio.
The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. Portfolio holdings are subject to change daily.
Portfolio holdings are subject to change daily.

(1)	The MSCI ACWISM is a free-float adjusted market capitalization index that is designed to measure equity performance in the global developed and emerging markets.

(2)	The MSCI EAFE® Index is an unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

(3)	Since inception performance of the indices is shown from September 1, 2003.

7

ING American Funds Growth-Income Portfolio	Portfolio Managers’ Report
ING American Funds Growth-Income Portfolio (the “Portfolio”) seeks to make your investment grow and to provide you with income over time by investing all of its assets in the Class 2 Shares of the Growth-Income Fund, a series of American Funds Insurance Series®, a registered open-end investment company. Please refer to the Growth-Income Fund commentary of the Annual Report of the American Funds Insurance Series on page 60.
For the year ended December 31, 2008, the Portfolio returned (38.19)%, compared to the S&P 500® Composite Stock Price Index (“S&P 500® Index”)(1), which returned (37.00)%.

Average Annual Total Returns for the Periods Ended December 31, 2008

			Since
			Inception
			September 2,
	1 Year	5 Year	2003
ING American Funds Growth-Income Portfolio	(38.19)%	(3.06)%	(1.26)%
S&P 500® Index(1)	(37.00)%	(2.19)%	(0.12	)%(2)
Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING American Funds Growth-Income Portfolio against the index indicated. An index is unmanaged, has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
Total returns reflect that the Investment Adviser may have waived or recouped fees and expenses otherwise payable by the Portfolio.
The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. Portfolio holdings are subject to change daily.
Portfolio holdings are subject to change daily.

(1)	The S&P 500® Index is an unmanaged index that measures the performance of the securities of the largest companies in the U.S.

(2)	Since inception performance of the index is shown from September 1, 2003.

8

Portfolio Managers’ Report	ING American Funds World Allocation Portfolio
ING American Funds World Portfolio (the “Portfolio”) seeks long-term growth of capital. The Portfolio invests in a combination of American Funds Insurance Series® Funds (“Underlying Funds”) according to target allocations determined by Directed Services LLC. The Portfolio is managed by Directed Services LLC, under the guidance of an Asset Allocation Committee.*
Performance: Since the Portfolio’s inception on September 29, 2008 through December 31, 2008, the Portfolio provided a total return of (19.80)% compared to the MSCI All Country World Index(1) (“MSCI ACWISM”), the Barclays Capital U.S. Aggregate Bond Index**(2) and a Composite Index(3) consisting of 75% the MSCI ACWISM and 25% the Barclays Capital U.S. Aggregate Bond Index**, which returned (22.37)%, 4.58% and (15.97)%, respectively, for the period of October 1, 2008 through December 31, 2008.
Portfolio Specifics: The Portfolio’s approximate target investment allocations (expressed as a percentage of its net assets) among the asset classes in which the Portfolio invests are set out below. As these are target allocations, the actual allocations of the Portfolio’s assets may deviate from the percentages shown.
Asset Allocation
as of December 31, 2008
(as a percent of net assets)

American Funds Growth Fund — Class 1 Shares	32.1%
American Funds Bond Fund — Class 1 Shares	26.8%
American Funds International Fund — Class 1 Shares	18.9%
American Funds New World Fund — Class 1 Shares	11.8%
American Funds Global Small Capitalization Fund — Class 1 Shares	7.0%
American Funds High-Income Fund — Class 1 Shares	3.1%
Other Assets and Liabilities — Net	0.3%

Net Assets	100.0%

Portfolio holdings are subject to change daily.
Assets will be allocated among the Underlying Funds and markets based on judgments made by Directed Services LLC. The performance of the Portfolio reflects the performance of the Underlying Funds in which it invests and the weightings of the Portfolio’s assets in each Underlying Fund.
There is a risk that the Portfolio may allocate assets to an Underlying Fund or market that underperforms other asset classes. The Portfolio may be underweighted in assets or a market that is experiencing significant returns (or relative outperformance) or overweighted in assets or a market with significant declines (or relative underperformance).
In December, the Portfolio’s equity exposure was reduced by 5% in order to reduce the volatility of returns.
During the period, American Funds Insurance Series® High-Income Bond Fund and American Fund Insurance Series® International Fund were positive contributors to performance relative to their respective asset class benchmarks. American Funds Insurance Series® High-Income Bond Fund’s relative results were driven primarily by the rebound in high-yield bonds during the month of December. American Fund Insurance Series® International Fund benefited from holdings in the healthcare, consumer staples and telecommunications sectors. American Funds Insurance Series New World Bond Fund performed in line with its asset class benchmark during the period.
American Funds Insurance Series® Growth Fund, American Funds Insurance Series® Global Small Capitalization Fund and American Funds Insurance Series® Bond Fund were detractors to performance during the period relative to their respective asset class benchmarks. Holdings in the oil and gas, energy equipment and services, and hotels, restaurants and leisure sectors detracted from American Funds Insurance Series® Growth Fund’s results during the period. American Funds Insurance Series® Global Small Capitalization Fund was hurt by holdings in the oil and gas, metals and mining, and media sectors, in addition to its limited exposure to Japan. American Funds Insurance Series® Bond Fund was the largest detractor from performance during the period due to its exposure to commercial and asset-backed securities, which did not hold up well during the fourth quarter, as well its overweight position to lower quality issues.
Current Strategy and Outlook: The year 2008 turned out to be a painful one for investors. Negative absolute returns in all equity classes were the result of a year underscored by a litany of issues: an escalating financial crisis, global recession fears, geopolitics, collapses of storied financial firms, unparalleled levels of market volatility, threat of deflation and a credit crunch that dried up liquidity in the bond markets. The housing market remains weakened, industrial production has slowed and unemployment has risen. Intervention from the Federal Reserve Board (the “Fed”) and the U.S. Department of the Treasury appears to have slowed down the pace of negative news, but has not, as yet, halted it. Looking forward, we believe the recession will continue for the next two quarters, with growth resuming in the second half of 2009. We believe headline inflation will decline, and perhaps turn negative, but we don’t believe we are in the midst of a deflationary spiral. Finally, we believe a large fiscal stimulus program will be enacted by Congress early in 2009.
Target Allocations as of December 31, 2008
(as a percentage of net assets)

Equity Securities	75%
Fixed-Income Securities	25%

100.0%

Portfolio holdings are subject to change daily.

*	The members of the Asset Allocation Committee are: William A. Evans, Michael J. Roland and Paul Zemsky.

**	Formerly known as the Lehman Brothers U.S. Aggregate Bond Index. As of October 31, 2008, all Lehman Brothers indices were renamed: the words “Lehman Brothers” changed to “Barclays Capital.”
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

9

ING American Funds World Allocation Portfolio	Portfolio Managers’ Report
Cumulative Total Returns for the Periods Ended December 31, 2008

	Since
	Inception
	September 29,
	2008
ING American Funds World Allocation Portfolio	(19.80)%
MSCI ACWISM(1)	(22.37	)%(4)
Barclays Capital U.S. Aggregate Bond Index(2)	4.58	%(4)
Composite Index(3)	(15.97	)%(4)
Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING American Funds World Allocation Portfolio against the indices indicated. An index is unmanaged, has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
Total returns reflect that the Investment Adviser may have waived or recouped fees and expenses otherwise payable by the Portfolio.
The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.
It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. Portfolio holdings are subject to change daily.
Portfolio holdings are subject to change daily.

(1)	The MSCI ACWISM is a free-float adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets.

(2)	The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index composed of securities from the Barclays Capital Intermediate Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset Backed Securities Index including securities that are investment-grade quality or better and have at least one year to maturity.

(3)	The Composite Index is comprised of 75% MSCI ACWISM and 25% Barclays Capital U.S. Aggregate Bond Index.

(4)	Since inception performance of the index is shown from October 1, 2008.

10

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)
As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2008 to December 31, 2008. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your annuity contract. Expenses would have been higher if such charges were included.
Actual Expenses
The first section of the table shown, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table shown, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

Actual Portfolio Return				Hypothetical (5% return before expenses)
Beginning			Expenses Paid	Beginning			Expenses Paid
Account	Ending	Annualized	During the	Account	Ending	Annualized	During the
Value	Account Value	Expense	Period Ended	Value	Account Value	Expense	Period Ended
July 1, 2008	December 31, 2008	Ratio*	December 31, 2008**	July 1, 2008	December 31, 2008	Ratio*	December 31, 2008**
ING American Funds Asset Allocation Portfolio
$1,000.00	$750.80	1.07%	$4.71	$1,000.00	$1,019.76	1.07%	$5.43
ING American Funds Bond Portfolio
$1,000.00	$908.40	1.04%	$4.99	$1,000.00	$1,019.91	1.04%	$5.28
ING American Funds Growth Portfolio
$1,000.00	$605.30	1.08%	$4.36	$1,000.00	$1,019.71	1.08%	$5.48
ING American Funds International Portfolio
$1,000.00	$654.40	1.26%	$5.24	$1,000.00	$1,018.80	1.26%	$6.39
ING American Funds Growth-Income Portfolio
$1,000.00	$696.90	1.04%	$4.44	$1,000.00	$1,019.91	1.04%	$5.28
ING American Funds World Allocation Portfolio(1)
$1,000.00	$802.00	0.79%	$1.83	$1,000.00	$1,021.17	0.79%	$4.01

*	Expense ratio does not include expense of Underlying Funds.

**	Expenses are equal to each Portfolio’s respective annualized expense ratios, including the expenses of the underlying fund, multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half-year.

(1)	Commencement of operations was September 29, 2008. Actual Portfolio Return expenses paid reflect the 94 day period ended December 31, 2008.

11

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Shareholders and Board of Trustees
ING Investors Trust
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of ING American Funds Asset Allocation Portfolio, ING American Funds Bond Portfolio, ING American Funds Growth Portfolio, ING American Funds International Portfolio, ING American Funds Growth-Income Portfolio, and ING American Funds World Allocation Portfolio, each a series of ING Investors Trust, as of December 31, 2008, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the transfer agent of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolios as of December 31, 2008, and the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
February 23, 2009

12

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2008

	ING	ING	ING
	American Funds	American Funds	American Funds
	Asset Allocation	Bond	Growth
	Portfolio	Portfolio	Portfolio
ASSETS:
Investments in affiliated master fund at value(1)*	$150,421,615	$263,279,798	$1,594,710,936
Cash	10	1	13,855
Receivables:
Investments in affiliated master fund sold	—	7,489,563	—
Fund shares sold	438,239	—	41,601,665
Prepaid expenses	4,295	—	9,712

Total assets	150,864,159	270,769,362	1,636,336,168

LIABILITIES:
Payable for investments in affiliated master fund purchased	438,239	—	41,601,647
Payable for fund shares redeemed	—	7,489,563	18
Accrued distribution fees	79,241	127,382	627,441
Payable for trustee fees	1,058	2,310	16,674
Other accrued expenses and liabilities	22,512	18,685	187,512

Total liabilities	541,050	7,637,940	42,433,292

NET ASSETS	$150,323,109	$263,131,422	$1,593,902,876

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$174,719,797	$281,167,617	$2,326,134,606
Undistributed net investment income	3,949,958	14,043,380	35,045,724
Accumulated net realized gain (loss) on affiliated master fund	(416,646)	(2,411,825)	230,615,012
Net unrealized depreciation on affiliated master fund	(27,930,000)	(29,667,750)	(997,892,466)

NET ASSETS	$150,323,109	$263,131,422	$1,593,902,876

* Cost of investments in affiliated master fund	$178,351,615	$292,947,548	$2,592,603,402

Net assets	$150,323,109	$263,131,422	$1,593,902,876
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	20,701,651	29,163,603	43,714,219
Net asset value and redemption price per share	$7.26	$9.02	$36.46

(1)	The affiliated master funds for the ING American Funds Asset Allocation, ING American Funds Bond, ING American Fund Growth, ING American Funds International and ING American Funds Growth-Income Portfolios are the Class 1 shares of the American Asset Allocation and American Bond and Class 2 shares for the American Growth, American International and American Growth-Income Funds, respectively. These financial statements should be read in conjunction with the affiliated master American Funds’ financial statements.
See Accompanying Notes to Financial Statements

13

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2008

	ING	ING	ING
	American Funds	American Funds	American Funds
	International	Growth-Income	World Allocation
	Portfolio	Portfolio	Portfolio
ASSETS:
Investments in affiliated master fund at value(1)*	$991,207,127	$1,110,391,440	$—
Investments in affiliated underlying funds at value**	—	—	13,084,646
Cash	5,638	8,247	—
Fund shares sold receivable	13,617,499	7,664,499	85,370
Prepaid expenses	6,053	6,340	24,592
Reimbursement due from manager	—	—	44,363

Total assets	1,004,836,317	1,118,070,526	13,238,971

LIABILITIES:
Payable for affiliated investment securities purchased	13,615,848	7,655,816	85,370
Payable for fund shares redeemed	1,651	8,683	—
Accrued investment management fees	—	—	811
Accrued administrative fees	—	—	811
Accrued distribution fees	393,573	449,633	4,863
Payable for trustee fees	7,600	9,503	8,516
Other accrued expenses and liabilities	125,586	166,054	14,274

Total liabilities	14,144,258	8,289,689	114,645

NET ASSETS	$990,692,059	$1,109,780,837	$13,124,326

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$1,341,893,559	$1,581,668,400	$12,731,297
Undistributed net investment income	40,891,858	28,796,013	279,960
Accumulated net realized gain (loss) on affiliated master funds and affiliated underlying funds	185,220,103	85,409,742	(56,855)
Net unrealized appreciation (depreciation) on affiliated master funds and affiliated underlying funds	(577,313,461)	(586,093,318)	169,924

NET ASSETS	$990,692,059	$1,109,780,837	$13,124,326

* Cost of investments in affiliated master fund	$1,568,520,588	$1,696,484,758	$—
** Cost of investments in affiliated underlying funds	$—	$—	$12,914,722

Net assets	$990,692,059	$1,109,780,837	$13,124,326
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	70,797,116	42,649,488	1,637,217
Net asset value and redemption price per share	$13.99	$26.02	$8.02

(1)	The affiliated master funds for the ING American Funds Asset Allocation, ING American Funds Bond, ING American Funds Growth, ING American Funds International, ING American Funds Growth-Income Portfolios are the Class 1 shares of the American Asset Allocation and American Bond and Class 2 shares for the American Growth, American International and American Growth-Income Funds, respectively. These financial statements should be read in conjunction with the affiliated master American Funds’ financial statements.
See Accompanying Notes to Financial Statements

14

STATEMENTS OF OPERATIONS

	ING	ING	ING
	American Funds	American Funds	American Funds
	Asset Allocation	Bond	Growth
	Portfolio	Portfolio	Portfolio
	April 28, 2008(1)	Year Ended	Year Ended
	to December 31,	December 31,	December 31,
	2008	2008	2008
INVESTMENT INCOME:
Dividends from affiliated master fund(2)	$4,245,962	$14,639,803	$18,713,296

Total investment income	4,245,962	14,639,803	18,713,296

EXPENSES:
Distribution and service fees	326,590	724,074	10,882,019
Transfer agent fees	1,051	1,357	4,538
Shareholder reporting expense	4,162	8,932	257,690
Registration fees	46	119	1,595
Professional fees	14,965	16,081	165,548
Custody and accounting expense	3,547	8,374	199,600
Trustee fees	1,540	3,984	62,220
Offering expense	9,705	52,408	—
Miscellaneous expense	2,400	8,630	40,682

Total expenses	364,006	823,959	11,613,892

Net investment income	3,881,956	13,815,844	7,099,404

REALIZED AND UNREALIZED GAIN (LOSS) ON AFFILIATED MASTER FUND:
Realized gain distributions from affiliated master fund	1,102,852	264,312	249,629,645
Net realized gain (loss) on sales of affiliated master fund	(1,489,691)	(2,499,929)	8,950,620

Net realized gain (loss) on affiliated master fund	(386,839)	(2,235,617)	258,580,265

Net change in unrealized appreciation or depreciation on affiliated master fund	(27,930,000)	(29,667,709)	(1,461,039,547)

Net realized and unrealized loss on affiliated master fund	(28,316,839)	(31,903,326)	(1,202,459,282)

Decrease in net assets resulting from operations	$(24,434,883)	$(18,087,482)	$(1,195,359,878)

(1)	Commencement of operations

(2)	The affiliated master funds for the ING American Funds Asset Allocation, ING American Funds Bond, ING American Fund Growth, ING American Fund International and ING American Funds Growth-Income Portfolios are the Class 1 shares of the American Asset Allocation and American Bond and Class 2 shares for the American Growth, American International and American Growth-Income Funds, respectively. These financial statements should be read in conjunction with the affiliated master American Funds’ financial statements.
See Accompanying Notes to Financial Statements

15

STATEMENTS OF OPERATIONS

	ING	ING	ING
	American Funds	American Funds	American Funds
	International	Growth-Income	World Allocation
	Portfolio	Portfolio	Portfolio
	Year Ended	Year Ended	September 29, 2008(1)
	December 31,	December 31,	to December 31,
	2008	2008	2008
INVESTMENT INCOME:
Dividends from affiliated master fund(2)	$27,083,743	$26,083,316	$—
Dividends from affiliated underlying funds	—	—	282,224

Total investment income	27,083,743	26,083,316	282,224

EXPENSES:
Investment management fees	—	—	1,238
Distribution and service fees	6,867,861	7,228,012	7,431
Transfer agent fees	2,824	3,321	84
Administrative service fees	—	—	1,238
Shareholder reporting expense	218,520	208,398	882
Registration fees	830	1,095	1
Professional fees	101,852	112,180	10,482
Custody and accounting expense	109,800	118,950	3,741
Trustee fees	37,598	41,600	20,001
Offering fees	—	—	8,408
Miscellaneous expense	23,565	26,465	3,001

Total expenses	7,362,850	7,740,021	56,507
Net waived and reimbursed fees	—	—	(46,723)

Net expenses	7,362,850	7,740,021	9,784

Net investment income	19,720,893	18,343,295	272,440

REALIZED AND UNREALIZED GAIN (LOSS) ON AFFILIATED MASTER FUND OR AFFILIATED UNDERLYING FUNDS:
Realized gain distributions from affiliated master fund	192,389,548	97,163,271	—
Net realized gain (loss) on sales of affiliated master fund or affiliated underlying funds	14,010,815	(1,287,921)	(56,855)

Net realized gain (loss) on affiliated master fund or affiliated underlying funds	206,400,363	95,875,350	(56,855)

Net change in unrealized appreciation or depreciation on affiliated master fund or affiliated underlying funds	(957,229,454)	(779,961,873)	169,924

Net realized and unrealized gain (loss) on affiliated master fund or affiliated underlying funds	(750,829,091)	(684,086,523)	113,069

Increase (decrease) in net assets resulting from operations	$(731,108,198)	$(665,743,228)	$385,509

(1)	Commencement of operations

(2)	The affiliated master funds for the ING American Funds Asset Allocation, ING American Funds Bond, ING American Fund Growth, ING American Fund International and ING American Funds Growth-Income Portfolios are the Class 1 shares of the American Asset Allocation and American Bond and Class 2 shares for the American Growth, American International and American Growth-Income Funds, respectively. These financial statements should be read in conjunction with the affiliated master American Funds’ financial statements.
See Accompanying Notes to Financial Statements

16

STATEMENTS OF CHANGES IN NET ASSETS

	ING American Funds
	Asset Allocation Portfolio	ING American Funds Bond Portfolio
	April 28, 2008(1)	Year Ended	November 12, 2007(1)
	to December 31,	December 31,	to December 31,
	2008	2008	2007
FROM OPERATIONS:
Net investment income	$3,881,956	$13,815,844	$41
Net realized loss on affiliated master fund	(386,839)	(2,235,617)	—
Net change in unrealized appreciation or depreciation on affiliated master fund	(27,930,000)	(29,667,709)	(41)

Decrease in net assets resulting from operations	(24,434,883)	(18,087,482)	—

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	—	(1,361)	—

Total distributions	—	(1,361)	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	180,133,323	305,176,291	1,010
Reinvestment of distributions	—	1,361	—

	180,133,323	305,177,652	1,010
Cost of shares redeemed	(5,375,331)	(23,958,397)	—

Net increase in net assets resulting from capital share transactions	174,757,992	281,219,255	1,010

Net increase in net assets	150,323,109	263,130,412	1,010

NET ASSETS:
Beginning of period	—	1,010	—

End of period	$150,323,109	$263,131,422	$1,010

Undistributed net investment income at end of period	$3,949,958	$14,043,380	$42

(1)	Commencement of operations
See Accompanying Notes to Financial Statements

17

STATEMENTS OF CHANGES IN NET ASSETS

	ING American Funds Growth		ING American Funds International
	Portfolio		Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
FROM OPERATIONS:
Net investment income	$7,099,404	$7,003,386	$19,720,893	$15,247,911
Net realized gain on affiliated master fund	258,580,265	177,528,096	206,400,363	93,243,022
Net change in unrealized appreciation or depreciation on affiliated master fund	(1,461,039,547)	53,961,094	(957,229,454)	117,788,017

Increase (decrease) in net assets resulting from operations	(1,195,359,878)	238,492,576	(731,108,198)	226,278,950

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(17,714,616)	(5,921,403)	(25,647,700)	(11,997,981)
Net realized gains	(166,824,522)	(17,699,531)	(82,844,341)	(21,684,040)

Total distributions	(184,539,138)	(23,620,934)	(108,492,041)	(33,682,021)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	367,043,884	333,746,454	229,348,253	345,990,273
Reinvestment of distributions	184,539,138	23,620,934	108,492,041	33,682,021

	551,583,022	357,367,388	337,840,294	379,672,294
Cost of shares redeemed	(109,789,542)	(81,503,141)	(116,321,586)	(90,084,821)

Net increase in net assets resulting from capital share transactions	441,793,480	275,864,247	221,518,708	289,587,473

Net increase (decrease) in net assets	(938,105,536)	490,735,889	(618,081,531)	482,184,402

NET ASSETS:
Beginning of year	2,532,008,412	2,041,272,523	1,608,773,590	1,126,589,188

End of year	$1,593,902,876	$2,532,008,412	$990,692,059	$1,608,773,590

Undistributed net investment income at end of year	$35,045,724	$17,707,201	$40,891,858	$25,645,263

See Accompanying Notes to Financial Statements

18

STATEMENTS OF CHANGES IN NET ASSETS

	ING American Funds		ING American Funds
	Growth-Income Portfolio		World Allocation Portfolio
	Year Ended	Year Ended	September 29, 2008(1)
	December 31,	December 31,	to December 31,
	2008	2007	2008
FROM OPERATIONS:
Net investment income	$18,343,295	$16,718,179	$272,440
Net realized gain (loss) on affiliated master fund and affiliated underlying funds	95,875,350	63,882,420	(56,855)
Net change in unrealized appreciation or depreciation on affiliated master fund and affiliated underlying funds	(779,961,873)	(19,620,814)	169,924

Increase (decrease) in net assets resulting from operations	(665,743,228)	60,979,785	385,509

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(21,439,167)	(15,327,669)	—
Net realized gains	(59,162,191)	(30,799,401)	—

Total distributions	(80,601,358)	(46,127,070)	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	187,698,551	219,987,587	12,738,817
Reinvestment of distributions	80,601,358	46,127,070	—

	268,299,909	266,114,657	12,738,817
Cost of shares redeemed	(61,753,946)	(58,763,404)	—

Net increase in net assets resulting from capital share transactions	206,545,963	207,351,253	12,738,817

Net increase (decrease) in net assets	(539,798,623)	222,203,968	13,124,326

NET ASSETS:
Beginning of period	1,649,579,460	1,427,375,492	—

End of period	$1,109,780,837	$1,649,579,460	$13,124,326

Undistributed net investment income at end of period	$28,796,013	$21,434,482	$279,960

(1)	Commencement of operations
See Accompanying Notes to Financial Statements

19

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions									Ratios to average net assets		Supplemental data			Ratios and supplemental data of the master fund

																					Expenses
				Net												Net					Including
				realized				From								investment					expenses	Expenses
				and				net		From			Net			Income				Expenses	net of	Including
				unrealized				realized		return of			Asset		Expenses	(loss)				Including	,voluntary	expenses	Portfolio
	Net asset			gain (loss)				gains		capital			value,		excluding	excluding	Net			gross	waivers	net of all	turnover
	value,	Net		on				from		from			end of		expenses	expenses	assets,			expenses	if any,	reductions	rate of
	beginning	investment		affiliated	Total from	From net		affiliated		affiliated			year		of the	of the	end of	Portfolio		of the	of the	of the	the
	of year	income		master	investment	investment		master		master	Total		or	Total	master	master	year or	turnover		master	master	master	master
	or period	(loss)		fund	operations	income		fund		fund	distributions		period	Return(1)	fund(2)(3)	fund(2)(3)	period	rate(4)		fund(2)	fund(2)	fund(2)	fund
Year or period ended	($)	($)		($)	($)	($)		($)		($)	($)		($)	(%)	(%)	(%)	($000’s)	(%)		(%)	(%)	(%)	(%)
ING American Funds Asset Allocation Portfolio
04-28-08(5) - 12-31-08	10.00	0.44	·	(3.18)	(2.74)	—		—		—	—		7.26	(27.40)	0.78	8.32	150,323	9		1.10	1.07	1.07	36
ING American Funds Bond Portfolio
12-31-08	9.99	1.06	·	(2.03)	(0.97)	0.00	*	—		—	0.00	*	9.02	(9.71)	0.68	11.45	263,131	19		1.08	1.04	1.04	63
11-12-07(5) - 12-31-07	10.00	0.41	·	(0.42)	(0.01)	—		—		—	—		9.99	(0.10)	0.52	30.48	1	0	*	0.93	0.89	0.89	57
ING American Funds Growth Portfolio
12-31-08	71.12	0.18	·	(29.93)	(29.75)	0.47		4.44		—	4.91		36.46	(44.29)	0.53	0.33	1,593,903	16		1.11	1.08	1.08	26
12-31-07	64.29	0.19		7.37	7.56	0.18		0.55		—	0.73		71.12	11.76	0.52	0.31	2,532,008	3		1.10	1.07	1.07	40
12-31-06	58.81	0.20	·	5.46	5.66	0.11		0.07		—	0.18		64.29	9.65	0.53	0.33	2,041,273	1		1.12	1.09	1.09	35
12-31-05	50.88	0.12		7.82	7.94	—		0.01		—	0.01		58.81	15.61	0.52	0.27	1,550,350	1		1.12	1.09	1.09	29
12-31-04	45.47	(0.09)		5.50	5.41	0.00	*	0.00	*	—	0.00	*	50.88	11.91	0.53	(0.27)	854,657	3		1.14	1.14	1.14	30
ING American Funds International Portfolio
12-31-08	26.26	0.29	·	(10.94)	(10.65)	0.38		1.24		—	1.62		13.99	(42.46)	0.54	1.44	990,692	23		1.31	1.26	1.26	52
12-31-07	22.56	0.28	·	4.07	4.35	0.23		0.42		—	0.65		26.26	19.41	0.52	1.15	1,608,774	6		1.29	1.24	1.24	41
12-31-06	19.24	0.27	·	3.24	3.51	0.15		0.04		—	0.19		22.56	18.35	0.53	1.30	1,126,589	4		1.32	1.27	1.27	29
12-31-05	16.03	0.23	·	3.10	3.33	0.09		0.03		—	0.12		19.24	20.92	0.52	1.33	718,768	2		1.34	1.29	1.29	40
12-31-04	13.53	0.22	·	2.30	2.52	0.02		0.00	*	—	0.02		16.03	18.64	0.53	1.54	326,471	5		1.37	1.36	1.36	37
ING American Funds Growth-Income Portfolio
12-31-08	44.55	0.46	·	(16.94)	(16.48)	0.55		1.50		—	2.05		26.02	(38.19)	0.54	1.27	1,109,781	11		1.07	1.04	1.04	31
12-31-07	43.90	0.49	·	1.54	2.03	0.46		0.92		—	1.38		44.55	4.49	0.52	1.07	1,649,579	3		1.04	1.02	1.02	24
12-31-06	38.72	0.47	·	5.15	5.62	0.29		0.15		—	0.44		43.90	14.61	0.53	1.14	1,427,375	1		1.06	1.03	1.03	25
12-31-05	36.93	0.38	·	1.57	1.95	0.13		0.03		—	0.16		38.72	5.29	0.52	1.00	1,063,647	1		1.06	1.04	1.04	20
12-31-04	33.67	0.29	·	3.01	3.30	0.04		0.00	*	—	0.04		36.93	9.79	0.53	0.84	660,757	2		1.08	1.08	1.08	21

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total returns for periods less than one year are not annualized.

(2)	Annualized for periods less than one year.

(3)	Expense ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

(4)	Portfolio turnover rate is calculated based on the Portfolio’s purchases or sales of the master fund.

(5)	Commencement of operations.

·	Calculated using average number of shares outstanding throughout the period.

*	Amount is less than $0.005 or 0.500%.
See Accompanying Notes to Financial Statements

20

Financial Highlights
     Selected data for a share of beneficial interest outstanding throughout each year or period.

Income (loss)
From
		investment													Supplemental
		operations			Less distributions						Ratios to average net assets				data
Net
	Net								asset			Expenses net
	asset		Net						value,			of fee			Net
	value,	Net	realized			From	From		end Of			waivers		Net	assets,
	beginning	investment	and	Total from	From net	net	return		year			and/or		investment	end of	Portfolio
	of year	income	unrealized	investment	investment	realized	Of	Total	Or	Total	Expenses before	recoupments,	Expenses net of all	income	year or	turnover
	or period	(loss)	loss	operations	income	gains	capital	distributions	period	return(1)	reductions/additions(2)(3)(4)	if any(2)(3)(4)	reductions/additions(2)(3)(4)	(loss)(2)(3)(4)	period	rate
Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING American Funds World Allocation Portfolio
09-29-08(5) - 12-31-08	10.00	0.43 •	(2.41)	(1.98)	—	—	—	—	8.02	(19.80)	4.56	0.79	0.79	22.00	13,124	7

(1)	Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)	Expense ratios do not include expenses of Underlying Funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

(4)	Expense ratios reflect operating expenses of a Portfolio. Expenses before reductions do not reflect amounts reimbursed by the Investment Adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(5)	Commencement of operations.

•	Calculated using average number of shares outstanding throughout the period.
See Accompanying Notes to Financial Statements

21

NOTES TO FINANCIAL STATEMENTS as of December 31, 2008
NOTE 1 — ORGANIZATION
Organization. ING Investors Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 3, 1988. At December 31, 2008 the Trust had fifty-nine active separate investment series. The six portfolios included in this report are: ING American Funds Asset Allocation Portfolio (“Asset Allocation”), ING American Funds Bond Portfolio (“Bond”), ING American Funds Growth Portfolio (“Growth”), ING American Funds International Portfolio (“International”), ING American Funds Growth-Income Portfolio (“Growth-Income”) and ING American Funds World Allocation Portfolio (“World Allocation”) (each, a “Portfolio” and collectively, the “Portfolios”). Each Portfolio is a diversified series of the Trust.
Each Portfolio (except, World Allocation) operates as a “feeder fund” and seeks to achieve its investment objective by investing all its investable assets in a separate mutual fund (“Master Fund”). Each Master Fund is a series of American Funds Insurance Series® (“American Funds”), a registered open-end management investment company that has the same investment objective and substantially similar policies as each corresponding Portfolio. As of December 31, 2008, Asset Allocation, Bond, Growth, International and Growth-Income held 2.1%, 4.8%, 8.7%, 14.5%, and 6.1% of the American Asset Allocation Fund, American Bond Fund, American Growth Fund, American International Fund, and American Growth-Income Fund, respectively. Each Master Fund directly acquires securities and a Portfolio investing in the Master Fund acquires an indirect interest in those securities.
World Allocation seeks long-term growth of capital by investing in other mutual funds (“Underlying Funds”) sub-advised by Capital Research and Management Company that, in turn, invest directly in a wide range of portfolio securities (i.e., stocks and bonds).
Shares of the Trust are currently being offered only to participating insurance companies for allocation to certain of their separate accounts established for the purpose of funding variable annuity contracts and variable life insurance policies (“Variable Contracts”) issued by the participating insurance companies.
The Trust is intended to serve as investment options for (i) Variable Contracts offered by insurance companies, and (ii) certain qualified pension and retirement plans, as permitted under the federal tax rules relating to the Series serving as investment mediums for Variable Contracts. The Trust currently provides investment options for Variable Contracts offered by: ING USA Annuity and Life Insurance Company (“ING USA”), Security Life of Denver, ReliaStar Life Insurance Company, ING Life Insurance Company of America, ING Life Insurance and Annuity Company, and ReliaStar Life Insurance Company of New York, each an indirect, wholly-owned subsidiary of ING Groep N.V. (“ING Groep”).
ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services to over 75 million private, corporate and institutional clients in more than 50 countries. With a diverse workforce of about 125,000 people, ING Groep comprises a broad spectrum of prominent companies that increasingly serve their clients under the ING brand.
On October 19, 2008, ING Groep announced that it reached an agreement with the Dutch government to strengthen its capital position, creating a strong buffer to navigate the current market and economic environment. ING Groep will issue non-voting core Tier-1 securities for a total consideration of EUR 10 billion to the Dutch State. The transaction boosts ING Bank’s core Tier-1 ratio, strengthens the insurance balance sheet and reduces ING Groep’s Debt/Equity ratio.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles for investment companies.
A.	Security Valuation. The valuation of each Portfolio’s (except World Allocation) investment in its corresponding Master Fund is based on the net asset value of that Master Fund each business day. Valuation of the investments by the Master Funds is discussed in the Master Funds’ notes to financial statements, which accompany this report. The valuation of the World Allocation’s investments in its Underlying Funds is based on the net asset value of the Underlying Funds each business day.

Effective for fiscal years beginning after November 15, 2007, Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements”, establishes a hierarchy for measuring fair value of assets and liabilities. As

22

NOTES TO FINANCIAL STATEMENTS as of December 31, 2008 (continued)
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)
required by the standard, each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1”, inputs other than quoted prices for an asset that are observable are classified as “Level 2” and unobservable inputs, including the sub investment adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3”. The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Portfolios’ investments under these levels of classification is included following the Portfolios of Investments.

Effective for fiscal years and interim periods ending after November 15, 2008, the FASB issued FASB Staff Position (“FSP”) FASB Statement No. 133-1 (“FAS 133”) and FASB Interpretation Number 45-4 (“FIN 45”), “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161.” The amendments to FAS 133 include required disclosure for (1) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (2) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (3) the fair value of the credit derivative, and (4) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. All changes to accounting policies have been made in accordance with the FSP and incorporated for the current period as part of the Notes to Financial Statements and Portfolio of Investments.

B.	Security Transactions and Revenue Recognition. Security transactions are accounted for on trade date. Dividend income received from the affiliated funds is recognized on the ex-dividend date and is recorded as income distributions in the Statement of Operations. Capital gain distributions received from the affiliated funds are recognized on ex-dividend date and are recorded on the Statement of Operations as such. Costs used in determining realized gains and losses on the sales of investment securities are on the basis of specific identification.

C.	Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Each Portfolio distributes dividends and capital gains, if any, annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

D.	Federal Income Taxes. It is the policy of the Portfolios to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and related excise tax provisions and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

E.	Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F.	Repurchase Agreements. Each Portfolio and certain Underlying Funds of World Allocation may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System or with member banks of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase the security at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the

23

NOTES TO FINANCIAL STATEMENTS as of December 31, 2008 (continued)
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)
repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Portfolio and/or an Underlying Fund of World Allocation will always receive as collateral securities acceptable to it whose market value is equal to at least 100% of the amount of the repurchase agreements, plus accrued interest, being invested by a Portfolio and/or an Underlying Fund of World Allocation. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest is at least equal to a repurchase price. There would be potential loss to a Portfolio and/or an Underlying Fund of World Allocation in the event a Portfolio and/or an Underlying Fund of World Allocation is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

G.	Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.
NOTE 3 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES
ING Investments, LLC (“ING Investments”), an indirect, wholly-owned subsidiary of ING Groep, provides Asset Allocation, Bond, Growth, International and Growth-Income with advisory services, respectively, under a management agreement. Under the terms of the management agreement, during periods when Asset Allocation, Bond, Growth, International and Growth-Income invests all or substantially all of its assets in another investment company, each respective Portfolio pays no management fee. During periods when Asset Allocation, Bond, Growth, International and Growth-Income invest directly in investment securities, each respective Portfolio pays ING Investments a monthly management fee based on the following annual rates of the average daily net assets:

Portfolio	Fee
Asset Allocation	If the Series has not invested all or substantially all of its assets in another investment company: 0.5000% of the first $600 million; 0.4200% on the next $600 million; 0.3600% on the next $800 million; 0.3200% on the next $1 billion; 0.2800% on the next $2 billion; 0.2600% on the next $3 billion; and 0.2500% of the amount in excess of $8 billion

Bond	If the Series has not invested all or substantially all of its assets in another investment company: 0.48% of the first $600 million; 0.44% of the next $400 million; 0.40% of the next $1 billion; 0.38% of the next $1 billion; and 0.36% of the amount in excess of $3 billion

Growth	If the Series has not invested all or substantially all of its assets in another investment company: 0.50% of the first $600 million; 0.45% of the next $400 million; 0.42% of the next $1 billion; 0.37% of the next $1 billion; 0.35% on the next $2 billion; 0.33% of the next $3 billion; 0.315% of the next $5 billion; and 0.30% of the amount in excess of $13 billion

International	If the Series has not invested all or substantially all of its assets in another investment company: 0.69% of the first $500 million; 0.59% on the next $500 million; 0.53% on the next $500 million; 0.50% on the next $1 billion; 0.48% on the next $1.5 billion; 0.47% on the next $2.5 billion; 0.46% on the next $4 billion; and 0.45% of the amount in excess of $10.5 billion

Growth-Income	If the Series has not invested all or substantially all of its assets in another investment company: 0.50% of the first $600 million; 0.45% on the next $900 million; 0.40% on the next $1 billion; 0.32% on the next $1.5 billion; 0.285% on the next $2.5 billion; 0.256% on the next $4 billion; and 0.242% of the amount in excess of $10.5 billion

24

NOTES TO FINANCIAL STATEMENTS as of December 31, 2008 (continued)
NOTE 3 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)
Because Asset Allocation, Bond, Growth, International and Growth-Income each invests all of its assets in a Master Fund, each respective Portfolio and its shareholders will bear the fees and expenses of each respective Portfolio and the Master Fund in which it invests, with the result that each respective Portfolio’s expenses may be higher than those of other mutual funds which invest directly in securities.
World Allocation has entered into an investment management agreement (“Investment Management Agreement”) with Directed Services LLC (“DSL”), an indirect, wholly-owned subsidiary of ING Groep. The investment management Agreement compensates DSL in the amount equal to 0.10% of the Portfolio’s average daily net assets.
ING Funds Services, LLC (“ING Funds Services” or the “Administrator”), an indirect, wholly-owned subsidiary of ING Groep, acts as administrator and provides certain administrative and shareholder services necessary for the Portfolios’ operations and is responsible for the supervision of other service providers.
During periods when Asset Allocation, Bond, Growth, International and Growth-Income invest all or substantially all of their assets in another investment company, each respective Portfolio pays no administration fee. During periods when Asset Allocation, Bond, Growth, International and Growth-Income invest directly in investment securities, each respective Portfolio pays the Administrator a monthly administration fee of 0.10% of its average daily net assets.
For World Allocation, the Administrator receives compensation in the amount equal to 0.10% of the Portfolio’s average daily net assets.
NOTE 4 — INVESTMENTS IN MASTER FUNDS
For the period ended December 31, 2008, the cost of purchases and the proceeds from the sales of the Master Funds or Underlying Funds, were as follows:

	Purchases	Sales
Asset Allocation	$185,156,401	$6,417,947
Bond	318,694,260	23,512,144
Growth	618,861,500	359,453,274
International	435,066,996	314,262,108
Growth-Income	310,027,693	154,274,089
World Allocation	13,518,637	547,060
NOTE 5 — DISTRIBUTION AND SERVICE FEES
Each of the Portfolios has entered into a Rule 12b-1 distribution plan (the “Distribution Plan”) with ING Funds Distributor, LLC (“IFD” or the “Distributor”). The Distribution Plan provides that each Portfolio shall pay a 12b-1 distribution fee, for distribution services including payments to IFD, at an annual rate not to exceed 0.35% of the average daily net assets of Bond and World Allocation, 0.45% of the average daily net assets of Asset Allocation and 0.50% of Growth, International and Growth-Income. In addition, each Master Fund pays 0.25% of average assets annually to American Funds Distributors, Inc. pursuant to a plan of distribution which fees are indirectly borne by Asset Allocation, Bond, Growth, International and Growth-Income.
The Trust has entered into a Shareholder Service Plan (the “Plan”) on behalf of Asset Allocation, Bond and World Allocation. The Agreement compensates IFD for the provision of shareholder services and/or account maintenance services to direct or indirect beneficial owners. Under the Plan, Asset Allocation, Bond and World Allocation make payments to the Distributor at an annual rate of 0.25% of each respective Portfolio’s average daily net assets.
NOTE 6 — EXPENSE LIMITATIONS
For World Allocation, DSL has agreed to limit expenses, excluding interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expense to the level listed below:

World Allocation(1)	0.79%

(1)	The operating expense limit applies only at the Portfolio level and does not limit fees payable by the underlying investment companies in which World Allocation invests.
DSL may at a later date recoup from World Allocation’s management fees waived and other expenses assumed by DSL during the previous 36 months, but only if, after such recoupment, that World Allocation’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by DSL of such waived and reimbursed fees are reflected on the accompanying Statement of Operations for the Portfolio. Outstanding reimbursement balances due to World Allocation, if any, under its respective expense limitation agreements are reflected in Reimbursement Due from DSL on the accompanying Statement of Assets and Liabilities.

25

NOTES TO FINANCIAL STATEMENTS as of December 31, 2008 (continued)
NOTE 6 — EXPENSE LIMITATIONS (continued)
The expense limitation agreement is contractual and shall renew automatically for one-year terms unless DSL provides written termination of the expense limitation agreement within 90 days of the end of the then current term.
As of December 31, 2008, the cumulative amounts of reimbursed fees that are subject to possible recoupment by DSL, and the related expiration dates are as follows:

	December 31,
	2009	2010	2011	Total
World Allocation	$—	$—	$46,723	$46,723
NOTE 7 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES
The Trust has adopted a Retirement Policy (the “Policy”) covering all independent trustees of the Portfolio who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this Policy are based on an annual rate as defined in the Policy.
Investors in Asset Allocation, Bond, Growth, International, Growth-Income and World Allocation should recognize that an investment in the respective Portfolios bears not only a proportionate share of the expenses of Asset Allocation, Bond, Growth, International, Growth-Income and World Allocation (including operating costs and management fees) but also indirectly similar expenses of the underlying mutual funds in which each respective Portfolio invests. These investors also bear the proportionate share of any sales charges incurred by Asset Allocation, Bond, Growth, International, Growth-Income and World Allocation related to the purchase of shares of the mutual fund investments.
At December 31, 2008, the following indirect, wholly-owned subsidiary of ING Groep owned more than 5% of the following Portfolios:
ING USA Annuity and Life Insurance Company — Asset Allocation (98.75%); Bond (95.98%); Growth (97.03%); International (96.55%); Growth-Income (96.99%); World Allocation (99.98%).
Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because the Portfolios have a common owner that owns over 25% of the outstanding securities of the Portfolios, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Portfolios.
NOTE 8 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:

		Reinvestment		Net increase		Reinvestment		Net increase
	Shares	of	Shares	in shares	Shares	of	Shares	in shares
	sold	distributions	redeemed	outstanding	sold	distributions	redeemed	outstanding
Year or period ended	#	#	#	#	($)	($)	($)	($)
American Funds Asset Allocation
04-28-08(1) — 12-31-08	21,352,963	—	(651,312)	20,701,651	180,133,323	—	(5,375,331)	174,757,992
American Funds Bond
12-31-08	31,759,572	138	(2,596,208)	29,163,502	305,176,291	1,361	(23,958,397)	281,219,255
11-12-07(1) — 12-31-07	101	—	—	101	1,010	—	—	1,010
American Funds Growth
12-31-08	6,886,118	3,258,106	(2,032,630)	8,111,594	367,043,884	184,539,138	(109,789,542)	441,793,480
12-31-07	4,726,317	333,158	(1,210,159)	3,849,316	333,746,454	23,620,934	(81,503,141)	275,864,247
American Funds International
12-31-08	10,698,747	5,344,436	(6,509,032)	9,534,151	229,348,253	108,492,041	(116,321,586)	221,518,708
12-31-07	13,722,903	1,347,820	(3,744,758)	11,325,965	345,990,273	33,682,021	(90,084,821)	289,587,473
American Funds Growth-Income
12-31-08	5,120,254	2,292,416	(1,787,914)	5,624,756	187,698,551	80,601,358	(61,753,946)	206,545,963
12-31-07	4,816,267	994,118	(1,299,286)	4,511,099	219,987,587	46,127,070	(58,763,404)	207,351,253
American Funds World Allocation
09-29-08(1) — 12-31-08	1,637,217	—	—	1,637,217	12,738,817	—	—	12,738,817

(1)	Commencement of operations.

26

NOTES TO FINANCIAL STATEMENTS as of December 31, 2008 (continued)
NOTE 9 — CONCENTRATION OF INVESTMENT RISKS
The value of your investment in Asset Allocation, Bond, Growth, International and Growth-Income changes with the values of the corresponding Master Fund and its investments. World Allocation is also affected by other kinds of risks, depending on the types of securities held or strategies used by an Underlying Fund.
Investment by Funds-of-Funds (World Allocation). Each of the Underlying Funds’ shares may be purchased by other investment companies. In some cases, an Underlying Fund may experience large inflows or redemptions due to allocations or rebalancing. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. The Investment Adviser will monitor transactions by each Underlying Fund and will attempt to minimize any adverse effects on the Underlying Funds and the Fund as a result of these transactions. So long as an Underlying Fund accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.
Asset Allocation (World Allocation). Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from the historical performance and the assumptions used to form the asset allocations for the Portfolio. Furthermore, the Investment Adviser’s allocation of the Portfolio’s assets may not anticipate market trends successfully. Assets will be allocated among Underlying Funds and markets based on judgments made by the Investment Adviser. There is a risk that the Portfolio may allocate assets to an asset class or market that underperforms other Underlying Funds. For example, the Portfolio may be underweighted in assets or a market that is experiencing significant returns or overweighted in assets or a market with significant declines.
Foreign Securities (All Portfolios). Investments in foreign securities may entail risks not present in domestic investments. Since securities in which a Master Fund and/or certain Underlying Funds may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of a Master Fund and/or certain Underlying Funds. Foreign investments may also subject a Master Fund and/or certain Underlying Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-a-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of a Master Fund and/or certain Underlying Funds investments.
NOTE 10 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
The following permanent tax differences have been reclassified as of December 31, 2008:

		Undistributed	Accumulated
		Net	Net Realized
	Paid-in	Investment	Gains /
	Capital	Income	(Losses)
Asset Allocation	$(38,195)	$68,002	$(29,807)
Bond	(52,647)	228,855	(176,208)
Growth	—	27,953,735	(27,953,735)
International	—	21,173,402	(21,173,402)
Growth-Income	—	10,457,403	(10,457,403)
World Allocation	(7,520)	7,520	—
Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

27

NOTES TO FINANCIAL STATEMENTS as of December 31, 2008 (continued)
NOTE 10 — FEDERAL INCOME TAXES (continued)
The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2008		Year Ended December 31, 2007
	Ordinary	Long-Term	Ordinary	Long-Term
	Income	Capital Gains	Income	Capital Gains
Bond	$1,361	$—	$—	$—
Growth	17,714,616	166,824,522	5,921,403	17,699,531
International	25,647,700	82,844,341	11,997,981	21,684,040
Growth-Income	21,439,167	59,162,191	15,327,669	30,799,401
The tax-basis components of distributable earnings as of December 31, 2008 were:

	Undistributed	Undistributed	Unrealized
	Ordinary	Long-Term	Appreciation/
	Income	Capital Gains	(Depreciation)
Asset Allocation	$3,949,958	$1,073,045	$(29,419,691)
Bond	14,043,380	88,104	(32,167,679)
Growth	35,045,724	239,728,543	(1,007,005,997)
International	40,891,858	187,993,575	(580,086,933)
Growth-Income	28,796,013	90,512,499	(591,196,075)
World Allocation	279,960	—	113,069
The Portfolios’ major tax jurisdictions are federal, Arizona, and Massachusetts. The earliest tax year that remains subject to examination by these jurisdictions is 2004.
NOTE 11 — OTHER ACCOUNTING PRONOUNCEMENT
On March 19, 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (“SFAS No. 161”), “Disclosure about Derivative Instruments and Hedging Activities.” This new accounting statement requires enhanced disclosures about an entity’s derivative and hedging activities. Entities are required to provide enhanced disclosures about (a) how and why an entity invests in derivatives, (b) how derivatives are accounted for under SFAS No. 133, and (c) how derivatives affect an entity’s financial position, financial performance, and cash flows. SFAS No. 161 also requires enhanced disclosures regarding credit-risk-related contingent features of derivative instruments. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of December 31, 2008, management of the Portfolios is currently assessing the impact of the expanded financial statement disclosures that will result from adopting SFAS No. 161.
NOTE 12 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS
As discussed in earlier supplements that were previously filed with the SEC, DSL, and ING Investments, the adviser to the ING Funds, has reported to the Boards of Directors/Trustees (the “Boards”) of the ING Funds that, like many U.S. financial services companies, DSL and ING Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. DSL and ING Investments has advised the Boards that it and its affiliates have cooperated fully with each request.
In addition to responding to regulatory and governmental requests, DSL and ING Investments reported that management of U.S. affiliates of ING Groep N.V., including DSL and ING Investments (collectively, “ING”), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. ING’s internal review related to mutual fund trading has been completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING’s variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Boards.

28

NOTES TO FINANCIAL STATEMENTS as of December 31, 2008 (continued)
NOTE 12 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)
DSL and ING Investments has advised the Boards that most of the identified arrangements were initiated prior to ING’s acquisition of the businesses in question in the U.S. DSL and ING Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.
Based on the internal review, DSL and ING Investments has advised the Boards that the identified arrangements do not represent a systemic problem in any of the companies that were involved.
Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Boards are the only instances of such trading respecting the ING Funds.
DSL and ING Investments reported to the Boards that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, DSL and ING Investments advised the Boards that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING’s acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, DSL and ING Investments reported that given ING’s refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.
•	ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the SEC. DSL and ING Investments reported to the Boards that the indemnification commitments made by ING Funds related to mutual fund trading have been settled and restitution amounts prepared by an independent consultant have been paid to the affected ING Funds.

•	ING updated its Code of Conduct for employees reinforcing its employees’ obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.
Other Regulatory Matters
The New York Attorney General and other federal and state regulators are also conducting broad inquiries and investigations involving the insurance industry. These initiatives currently focus on, among other things, compensation and other sales incentives; potential conflicts of interest; potential anticompetitive activity; reinsurance; marketing practices (including suitability); specific product types (including group annuities and indexed annuities); fund selection for investment products and brokerage sales; and disclosure. It is likely that the scope of these industry investigations will further broaden before they conclude. ING has received formal and informal requests in connection with such investigations, and is cooperating fully with each request.
Other federal and state regulators could initiate similar actions in this or other areas of ING’s businesses. These regulatory initiatives may result in new legislation and regulation that could significantly affect the financial services industry, including businesses in which ING is engaged. In light of these and other developments, ING continuously reviews whether modifications to its business practices are appropriate. At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

29

ING American Funds Asset Allocation Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2008

Shares			Value
AFFILIATED MASTER FUND: 100.1%
12,370,199	American Funds Asset Allocation Fund — Class 1 Shares		$150,421,615

	Total Investments in Affiliated Master Fund (Cost $178,351,615)*	100.1%	$150,421,615
	Other Assets and Liabilities — Net	(0.1)	(98,506)

	Net Assets	100.0%	$150,323,109

*	Cost for federal income tax purposes is $179,841,306.
     Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$—
Gross Unrealized Depreciation	(29,419,691)

Net Unrealized Depreciation	$(29,419,691)

The following table summarizes the inputs used as of December 31, 2008 in determining the Portfolio’s investments at fair value for purposes of SFAS 157:

	Investments in	Other Financial
	Securities	Instruments*
Level 1 — Quoted Prices	$150,421,615	—
Level 2 — Other Significant Observable Inputs	—	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$150,421,615	$—

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.
See Accompanying Notes to Financial Statements

30

ING American Funds Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2008

Shares			Value

AFFILIATED MASTER FUND: 100.1%
27,830,845	American Funds Bond Fund — Class 1 Shares		$263,279,798

	Total Investments in Affiliated Master Fund (Cost $292,947,548)*	100.1%	$263,279,798
	Other Assets and Liabilities — Net	(0.1)	(148,376)

	Net Assets	100.0%	$263,131,422

*	Cost for federal income tax purposes is $295,447,477.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$—
Gross Unrealized Depreciation	(32,167,679)

Net Unrealized Depreciation	$(32,167,679)

The following table summarizes the inputs used as of December 31, 2008 in determining the Portfolio’s investments at fair value for purposes of SFAS 157:

	Investments in	Other Financial
	Securities	Instruments*
Level 1 — Quoted Prices	$263,279,798	—
Level 2 — Other Significant Observable Inputs	—	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$263,279,798	$—

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.
See Accompanying Notes to Financial Statements

31

ING American Funds Growth Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2008

Shares			Value

AFFILIATED MASTER FUND: 100.1%
47,932,400	American Funds Growth Fund — Class 2 Shares		$1,594,710,936

	Total Investments in Affiliated Master Fund (Cost $2,592,603,402)*	100.1%	$1,594,710,936
	Other Assets and Liabilities — Net	(0.1)	(808,060)

	Net Assets	100.0%	$1,593,902,876

*	Cost for federal income tax purposes is $2,601,716,933.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$—
Gross Unrealized Depreciation	(1,007,005,997)

Net Unrealized Depreciation	$(1,007,005,997)

The following table summarizes the inputs used as of December 31, 2008 in determining the Portfolio’s investments at fair value for purposes of SFAS 157:

	Investments in	Other Financial
	Securities	Instruments*
Level 1 — Quoted Prices	$1,594,710,936	—
Level 2 — Other Significant Observable Inputs	—	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$1,594,710,936	$—

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.
See Accompanying Notes to Financial Statements

32

ING American Funds International Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2008

Shares			Value

AFFILIATED MASTER FUND: 100.1%
81,313,136	American Funds International Fund — Class 2 Shares		$991,207,127

	Total Investments in Affiliated Master Fund (Cost $1,568,520,588)*	100.1%	$991,207,127
	Other Assets and Liabilities — Net	(0.1)	(515,068)

	Net Assets	100.0%	$990,692,059

*	Cost for federal income tax purposes is $1,571,294,060.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$—
Gross Unrealized Depreciation	(580,086,933)

Net Unrealized Depreciation	$(580,086,933)

The following table summarizes the inputs used as of December 31, 2008 in determining the Portfolio’s investments at fair value for purposes of SFAS 157:

	Investments	Other Financial
	in Securities	Instruments*
Level 1 — Quoted Prices	$991,207,127	—
Level 2 — Other Significant Observable Inputs	—	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$991,207,127	$—

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.
See Accompanying Notes to Financial Statements

33

ING American Funds Growth-Income Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2008

Shares			Value

AFFILIATED MASTER FUND: 100.1%
46,055,224	American Funds Growth-Income Fund — Class 2 Shares		$1,110,391,440

	Total Investments in Affiliated Master Fund (Cost $1,696,484,758)*	100.1%	$1,110,391,440
	Other Assets and Liabilities — Net	(0.1)	(610,603)

	Net Assets	100.0%	$1,109,780,837

*	Cost for federal income tax purposes is $1,701,587,515.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$—
Gross Unrealized Depreciation	(591,196,075)

Net Unrealized Depreciation	$(591,196,075)

The following table summarizes the inputs used as of December 31, 2008 in determining the Portfolio’s investments at fair value for purposes of SFAS 157:

	Investments in	Other Financial
	Securities	Instruments*
Level 1 — Quoted Prices	$1,110,391,440	—
Level 2 — Other Significant Observable Inputs	—	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$1,110,391,440	$—

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.
See Accompanying Notes to Financial Statements

34

ING American Funds World Allocation Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2008

Shares			Value

AFFILIATED INVESTMENT COMPANIES: 99.7%
371,842	American Funds Bond Fund — Class 1 Shares		$3,517,623
82,519	American Funds Global Small Capitalization Fund — Class 1 Shares		922,565
125,740	American Funds Growth Fund — Class 1 Shares		4,213,559
49,559	American Funds High-Income Bond Fund — Class 1 Shares		399,447
203,103	American Funds International Fund — Class 1 Shares		2,481,919
114,188	American Funds New World Fund — Class 1 Shares		1,549,533

	Total Investments in Affiliated Investment Companies (Cost $12,914,722)*	99.7%	$13,084,646
	Other Assets and Liabilities — Net	0.3	39,680

	Net Assets	100.0%	$13,124,326

*	Cost for federal income tax purposes is $12,971,577.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$113,069
Gross Unrealized Depreciation	—

Net Unrealized Appreciation	$113,069

The following table summarizes the inputs used as of December 31, 2008 in determining the Portfolio’s investments at fair value for purposes of SFAS 157:

	Investments in	Other Financial
	Securities	Instruments*
Level 1 — Quoted Prices	$13,084,646	—
Level 2 — Other Significant Observable Inputs	—	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$13,084,646	$—

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.
See Accompanying Notes to Financial Statements

35

TAX INFORMATION (Unaudited)
Dividends paid during the year ended December 31, 2008 were as follows:

Fund Name	Type	Per Share Amount
ING American Funds Bond Portfolio	NII	$0.0001
ING American Funds Growth Portfolio	NII	$0.4718
	LTCG	$4.4431
ING American Funds International Portfolio	NII	$0.3842
	LTCG	$1.2410
ING American Funds Growth-Income Portfolio	NII	$0.5452
	LTCG	$1.5045

NII — Net investment income

LTCG — Long-term capital gain
Of the ordinary distributions made during the year ended December 31, 2008, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING American Funds Bond Portfolio	1.92%
ING American Funds Growth Portfolio	100.00%
ING American Funds Growth-Income Portfolio	100.00%
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

36

TRUSTEE AND OFFICER INFORMATION (Unaudited)
The business and affairs of the Trust are managed under the direction of the Trust’s Board. A Trustee who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Registrant and is available, without charge, upon request at (800) 992-0180.

				Number of
				Portfolios
				in Fund
	Position(s)	Term of Office		Complex	Other Directorships/
	held with	and Length of	Principal Occupation(s)	Overseen	Trusteeships held by
Name, Address, and Age	Trust	Time Served(1)	during the Past 5 Years	by Trustee(2)	Director/Trustee
Independent Trustees:

Colleen D. Baldwin 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 48	Trustee	November 2007 — Present	President, National Charity League/Canaan Parish Board (June 2008 — Present) and Consultant (January 2005 — Present). Formerly, Chief Operating Officer, Ivy Asset Management Group (April 2002 — October 2004)	161	None

John V. Boyer(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 55	Trustee	January 2005 — Present	President, Bechtler Arts Foundation (March 2008 — Present). Formerly, Consultant (July 2007 — February 2008); President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute (March 2006 — July 2007); and Executive Director, The Mark Twain House & Museum (September 1989 — November 2005).	161	None

Patricia W. Chadwick 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 60	Trustee	January 2006 — Present	Consultant and President of self-owned company, Ravengate Partners LLC (January 2000 — Present).	161	Wisconsin Energy Corporation (June 2006 — Present).

Peter S. Drotch 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 66	Trustee	November 2007 — Present	Retired partner, PricewaterhouseCoopers LLP.	161 ,	First Marblehead Corporation (October 2003 — Present).

J. Michael Earley 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 63	Trustee	January 1997 — Present	Retired. Formerly, President and Chief Executive Officer and Director, Bankers Trust Company, N.A., Des Moines (June 1992 — December 2008).	161	Bankers Trust Company, N.A. (June 1992 — Present) and Midamerica Financial Corporation (December 2002 —

					Present).
Patrick W. Kenny 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 65	Trustee	January 2005 — Present	President and Chief Executive Officer, International Insurance Society (June 2001 — Present).	161	Assured Guaranty Ltd. (April 2004 — Present) and Odyssey Re Holdings Corporation (November 2006 — Present).

Sheryl K. Pressler 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 58	Trustee	January 2006 — Present	Consultant (May 2001 — Present).	161	Global Alternative Asset Management, Inc. (October 2007 — Present) and Stillwater Mining Company (May 2002 — Present).

Roger B. Vincent 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 63	Chairman/ Trustee	January 1994 — Present	President, Springwell Corporation (March 1989 — Present).	161	UGI Corporation (February 2006 — Present) and UGI Utilities, Inc. (February 2006 — Present).

37

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Number of
Portfolios
in Fund
	Position(s)	Term of Office		Complex	Other Directorships/
	held with	and Length of	Principal Occupation(s)	Overseen	Trusteeships held by
Name, Address, and Age	Trust	Time Served(1)	during the Past 5 Years	by Trustee(2)	Director/Trustee
Trustees who are “Interested Persons”:

Robert W. Crispin(5)	Trustee	November 2007 —	Retired. Chairman and	161	ING Canada Inc.
7337 E. Doubletree Ranch Rd.		Present	Chief Investment		(December 2004 —
Scottsdale, Arizona 85258			Officer, ING		Present) and ING
Age: 62			Investment Management		Bank, fsb (June
			Co. (June 2001 —		2001 — Present).
December 2007).

Shaun P. Mathews(3)(5)	Trustee	November 2007 —	President and Chief	200	ING Services
7337 E. Doubletree Ranch Rd.		Present	Executive Officer, ING		Holding Company,
Scottsdale, Arizona 85258			Investments,		Inc. (May 2000 —
Age: 53			LLC(5)		Present); Southland
			(November 2006 —		Life Insurance
			Present). Formerly,		Company (June 2002
			President, ING Mutual		— Present); and ING
			Funds and Investment		Capital
			Products (November		Corporation, LLC,
			2004 — November 2006);		ING Funds
			Chief Marketing		Distributor,
			Officer, ING USFS		LLC(6),
			(April 2002 — October		ING Funds Services,
			2004); and Head of		LLC(7),
			Rollover/Payout		ING Investments,
			(October 2001 —		LLC(5)
			December 2003).		and ING Pilgrim
Funding, Inc.
(December 2006 —
Present).

(1)	Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee is subject to the Board’s retirement policy, which states that each Independent Trustee shall retire from service as a Trustee at the conclusion of the first regularly scheduled meeting of the Board that is held after (a) the Trustee reaches the age of 70, if that Trustee qualifies for a retirement benefit as discussed in the board’s retirement policy; or (b) the Trustee reaches the age of 72 or has served as a Trustee for 15 years, whichever comes first, if that Trustee does not qualify for the retirement benefit. A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Fund under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)	For the purposes of this table (except for Mr. Mathews), “Fund Complex” means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund, ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Advantage and Premium Opportunity Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; ING Variable Products Trust; and ING Partners, Inc.

(3)	For Mr. Mathews, the Fund Complex also includes the following investment companies: ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; ING Variable Portfolios, Inc.; ING VP Balanced Portfolio, Inc.; ING VP Intermediate Bond Portfolio; and ING VP Money Market Portfolio.

(4)	Mr. Boyer held a seat on the Board of Directors of The Mark Twian House & Museum from September 1989 to November 2005. ING Groep N.V. makes non-material, charitable contributions to The Mark Twain House & Museum.

(5)	Messrs. Mathews* and Crispin are deemed to be “interested persons” of the Fund as defined in the 1940 Act because of their relationship with ING Groep, N.V., the parent corporation of the Manager, ING Investment Manager.

(6)	ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(7)	ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(8)	ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

38

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Term of Office
	Position(s) Held	and Length of	Principal Occupation(s)
Name, Address and Age	with the Trust	Time Served(1)	during the Past 5 Years
Officers:

Shaun P. Mathews(5) 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	President and Chief Executive Officer	November 2006 — Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 — Present). Formerly, President, ING Mutual Funds and Investment Products (November 2004 — November 2006); Chief Marketing Officer, ING USFS (April 2002 — October 2004); and Head of Rollover/Payout (October 2001 — December 2003).

Michael J. Roland 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 50	Executive Vice President	March 2003 — Present	Head of Mutual Fund Platform (February 2007 — Present) and Executive Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (December 2001 — Present). Formerly, Executive Vice President, Head of Product Management (January 2005 — January 2007); Chief Compliance Officer, ING Investments, LLC(2) and Directed Services LLC(6) (October 2004 — December 2005); and Chief Financial Officer and Treasurer, ING Investments, LLC(2) (December 2001 — March 2005).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 58	Executive Vice President	March 2003 — Present	Executive Vice President, ING Investments, LLC(2) (July 2000 — Present) and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003 — Present).

Joseph M. O’Donnell 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	Executive Vice President and Chief Compliance Officer	March 2006 — Present November 2004 — Present	Chief Compliance Officer of the ING Funds (November 2004 — Present) and Executive Vice President of the ING Funds (March 2006 — Present). Formerly, Chief Compliance Officer of ING Investments, LLC(2) (March 2006 — July 2008); Investment Advisor Chief Compliance Officer, Directed Services LLC(6) (March 2006 — July 2008) ING Life Insurance and Annuity Company (March 2006 — December 2006); and Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 — October 2004).

Todd Modic 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 41	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 — Present	Senior Vice President, ING Funds Services, LLC(3) (March 2005 — Present). Formerly, Vice President, ING Funds Services, LLC(3) (September 2002 — March 2005).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 44	Senior Vice President	November 2003 — Present	Senior Vice President, ING Investments, LLC(2) (October 2003 - Present).

Robert Terris 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 38	Senior Vice President	May 2006 — Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC(3) (May 2006 — Present). Formerly, Vice President of Administration, ING Funds Services, LLC(3) (October 2001 — March 2006).

Ernest J. C’DeBaca 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Senior Vice President	May 2006 — Present	Chief Compliance Officer, ING Investments, LLC(2) (July 2008 — Present); Investment Advisor Chief Compliance Officer, Directed Services LLC(6) (July 2008 — Present); Head of Retail Compliance, ING Funds Distributor, LLC(4) and ING Funds Services, LLC(3), (July 2008 — Present); and Senior Vice President, ING Investments, LLC(2) (December 2006 — Present), ING Funds Services, LLC(3) (April 2006 — Present), ING Funds Distributor, LLC(4) (July 2008 — Present), and Directed Services LLC(6) (July 2008 — Present). Formerly, Counsel, ING Americas, U.S. Legal Services (January 2004 — March 2006) and Attorney-Adviser, U.S. Securities and Exchange Commission (May 2001 — December 2003).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 41	Vice President and Treasurer	November 1999 — Present	Vice President and Treasurer, ING Funds Services, LLC(3) (November 1995 — Present) and ING Investments, LLC(2) (August 1997 — Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	Vice President	February 2003 — Present	Vice President and Chief Compliance Officer, ING Funds Distributor, LLC(4) (August 1995 — Present); Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (February 1996 — Present); and Director of Compliance, ING Investments, LLC(2) (October 2004 — Present). Formerly, Chief Compliance Officer, ING Investments, LLC(2) (October 2001 — October 2004).

39

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Term of Office
	Position(s) Held	and Length of	Principal Occupation(s)
Name, Address and Age	with the Trust	Time Served(1)	during the Past 5 Years
William Evans 10 State House Square Hartford, Connecticut 06103 Age: 36	Vice President	September 2007 — Present	Vice President, Head of Mutual Fund Advisory Group (April 2007 — Present). Formerly, Vice President, U.S. Mutual Funds and Investment Products (May 2005 — April 2007) and Senior Fund Analyst, U.S. Mutual Funds and Investment Products (May 2002 — May 2005).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 50	Vice President	September 2004 — Present	Vice President, ING Funds Services, LLC(3) (September 2004 — Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (October 2001 — September 2004).

Denise Lewis 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 45	Vice President	January 2007 — Present	Vice President, ING Funds Services, LLC (December 2006 — Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 — December 2006).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Vice President	March 2006 — Present	Vice President, ING Funds Services, LLC(3) (March 2006 — Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (August 2004 — March 2006) and Manager, Registration Statements, ING Funds Services, LLC(3) (May 2003 — August 2004).

Susan P. Kinens 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 32	Assistant Vice President	January 2003 — Present	Assistant Vice President, ING Funds Services, LLC(3) (December 2002 — Present).

Craig Wheeler 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Assistant Vice President	May 2008 — Present	Assistant Vice President — Director of Tax, ING Funds Services (March 2008 — Present). Formerly, Tax Manager, ING Funds Services (March 2005 — March 2008); Tax Senior, ING Funds Services (January 2004 — March 2005); and Tax Senior, KPMG LLP (August 2002 — December 2003).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 45	Secretary	August 2003 — Present	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 — Present).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 45	Assistant Secretary	August 2003 — Present	Senior Counsel, ING Americas, U.S. Legal Services (April 2008 — Present). Formerly, Counsel, ING Americas, U.S. Legal Services (April 2003 — April 2008).

Kathleen Nichols 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 33	Assistant Secretary	May 2008 — Present	Counsel, ING Americas, U.S. Legal Services (February 2008 — Present). Formerly, Associate, Ropes & Gray LLP (September 2005 — February 2008)

(1)	The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.

(2)	ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)	ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)	ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(5)	Mr. Mathews commenced services as CEO and President of the ING Funds on November 11, 2006.

(6)	Directed Services, LLC is the successor in interest to Directed Services, Inc.

40

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)
BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY CONTRACTS
Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) provides that, after an initial period, the Portfolios’ existing investment advisory contract will remain in effect only if the Board of Trustees (the “Board”) of ING Investors Trust (the “Trust”), including a majority of Board members who have no direct or indirect interest in the advisory contract, and who are not “interested persons” of the Trust, as such term is defined under the 1940 Act (the “Independent Trustees”), annually review and approve the contract. Thus, at a meeting held on November 14, 2008, the Board, including a majority of the Independent Trustees, considered whether to renew the investment advisory contract (the “Advisory Contract”) between ING Investments, LLC (the “Adviser”) and the Trust, on behalf of the Portfolios.
The Independent Trustees also held separate meetings on October 24 and November 12, 2008 to consider the renewal of the Advisory Contract. As a result, subsequent references herein to factors considered and determinations made by the Independent Trustees include, as applicable, factors considered and determinations made on those earlier dates by the Independent Trustees.
At its November 14, 2008 meeting, the Board voted to renew the Advisory Contract for the Portfolios. In reaching this decision, the Board took into account information furnished to it throughout the year at regular meetings of the Board and the Board’s committees, as well as information prepared specifically in connection with the annual renewal process. Determinations by the Independent Trustees also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Advisory Contracts for all the ING Funds were considered at the same Board meeting, the Trustees considered each Portfolio’s advisory relationship separately.
Provided below is an overview of the Board’s contract approval process in general, as well as a discussion of certain specific factors that the Board considered at its renewal meeting. While the Board gave its attention to the information furnished, at its request, that was most relevant to its considerations, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to renew the Advisory Contract for the one-year period ending November 30, 2009. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio’s advisory arrangement.
Overview of the Contract Renewal and Approval Process
Several years ago, the Independent Trustees instituted a revised process by which they seek and consider relevant information when they decide whether to approve new or existing advisory arrangements for the investment companies in the ING Funds complex under their jurisdiction, including the Portfolios’ existing Advisory Contract. Among other actions, the Independent Trustees: retained the services of independent consultants with experience in the mutual fund industry to assist the Independent Trustees in working with the personnel employed by the Adviser or its affiliates who administer the Portfolios (“Management”) to identify the types of information presented to the Board to inform its deliberations with respect to advisory relationships and to help evaluate that information; established a specific format in which certain requested information is provided to the Board; and determined the process for reviewing such information in connection with the Advisory Contract renewal and approval. The end result was an enhanced process which is currently employed by the Independent Trustees to review and analyze information in connection with their annual renewal of the ING Funds’ advisory contracts, as well as their review and approval of new advisory relationships.
Since the current renewal and approval process was first implemented, the Board’s membership has changed substantially through periodic retirements of some Trustees and the appointment and election of new Trustees. In addition, throughout this period the Independent Trustees have reviewed and refined the renewal and approval process at least annually. The Board also established a Contracts Committee and two Investment Review Committees (the “IRCs”). Among other matters, the Contracts Committee provides oversight with respect to the contracts renewal process, and each Portfolio is assigned to an IRC, which provides oversight regarding, among other matters, investment performance.
The type and format of the information provided to the Board or to legal counsel for the Independent Trustees in connection with the contract approval and renewal process has been codified in the Portfolios’ 15(c) Methodology Guide. This Guide was developed

41

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)
under the direction of the Independent Trustees and sets out a blueprint pursuant to which the Independent Trustees request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of advisory contracts.
Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables (“FACT sheets”) prior to the Independent Trustees’ review of advisory arrangements (including the Portfolios’ Advisory Contract). The Independent Trustees previously retained an independent firm to verify and test the accuracy of certain FACT sheet data for a representative sample of funds in the ING Funds complex. In addition, in 2007 and 2008, the Contracts Committee employed the services of an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and proposed Selected Peer Groups of investment companies (“SPGs”) to be used by the Portfolios for certain comparison purposes during the renewal process.
As part of an ongoing process, the Contracts Committee recommends or considers recommendations from Management for refinements to the 15(c) Methodology Guide and other aspects of the review process, and the Board’s IRCs review benchmarks used to assess the performance of the funds in the ING Funds complex. The IRCs may apply a heightened level of scrutiny in cases where performance has lagged an ING Fund’s relevant benchmark and/or SPG.
The Board employed its process for reviewing contracts when considering the renewal of the Portfolios’ Advisory Contract that would be effective through November 30, 2009. Set forth below is a discussion of many of the Board’s primary considerations and conclusions resulting from this process.
Nature, Extent and Quality of Service
In determining whether to approve the Advisory Contract for the Portfolios for the year ending November 30, 2009, the Independent Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Portfolios by the Adviser. This included information regarding the Adviser provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.
The materials requested by and provided to the Board and/or to K&L Gates prior to the November 14, 2008 Board meeting included, among other information, the following items for each Portfolio: (1) FACT sheets that provided information regarding the performance and expenses of each Portfolio and other similarly managed funds in its SPG, as well as information regarding the Portfolio’s investment portfolio, objective and strategies; (2) reports providing risk and attribution analyses of the Portfolio; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which the Portfolios’ benchmark and SPG was selected and how profitability was determined; (4) responses from the Adviser to a series of questions posed by K&L Gates on behalf of the Trustees; (5) copies of the form of Advisory Contract; (6) copies of the Form ADV for the Adviser; (7) financial statements for the Adviser; (8) a draft of a narrative summary addressing key factors the Board customarily considers in evaluating the renewals of the ING Funds’ (including the Portfolios’) advisory contracts, including a written analysis for each Portfolio of how performance, fees and expenses compare to its SPG and/or designated benchmark; (9) independent analyses of Portfolio performance by the Trust’s Chief Investment Risk Officer; (10) information regarding net asset flows into and out of the Portfolio; and (11) other information relevant to the Board’s evaluations.
Each Portfolio currently has only one class of shares, which was compared to the analogous class of shares for each fund in the SPG. It should be noted that the performance of a Portfolio primarily reflects the performance of the Master Fund in which it invests. Mutual funds chosen for inclusion in a Portfolio’s SPG were selected based upon criteria designed to mirror the Portfolio’s class being compared to the funds in the SPG.
In arriving at its conclusions with respect to the Advisory Contract, the Board was mindful of the “manager-of-managers” platform of the ING Funds that has been developed by Management. The Board noted the resources that the Adviser has committed to the Board to assist the Board and the IRCs with their assessment of the investment performance of the Portfolios on an ongoing basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the Board’s IRCs to analyze the key factors underlying investment performance for the funds in the ING Funds complex.

42

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)
The Board also noted the proactive approach that the Adviser, working in cooperation with the IRCs, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving the Portfolios’ performance.
In considering the Portfolios’ Advisory Contract, the Board also considered the extent of benefits provided to the Portfolios’ shareholders, beyond advisory services, from being part of the ING family of funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such funds or among ING Funds available on a product platform, and the wide range of ING Funds available for exchange or transfer. The Board also took into account the Adviser’s efforts in recent years to reduce the expenses of the ING Funds through renegotiated arrangements with the ING Funds’ service providers.
Further, the Board received periodic reports showing that the investment policies and restrictions for each Portfolio were consistently complied with and other periodic reports covering matters such as compliance by Adviser personnel with codes of ethics. The Board considered reports from the Trust’s Chief Compliance Officer (“CCO”) evaluating whether the regulatory compliance systems and procedures of the Adviser are reasonably designed to assure compliance with the federal securities laws, including those related to, among others, late trading and market timing, best execution, fair value pricing, proxy voting and trade allocation practices. The Board also took into account the CCO’s annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board’s Compliance Committee that guide the CCO’s compliance oversight function.
The Board took into account the resources and reputation of the Adviser, and evaluated the ability of the Adviser to attract and retain qualified investment advisory personnel. The Board also considered the adequacy of the resources committed to the Portfolios (and other relevant funds in the ING Funds complex) by the Adviser, and whether those resources are commensurate with the needs of the Portfolios and are sufficient to sustain appropriate levels of performance and compliance needs.
Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser are appropriate in light of the Portfolios’ operations, the competitive landscape of the investment company business, and investor needs, and that the nature and quality of the overall services provided by the Adviser were appropriate.
Portfolio Performance
In assessing the advisory relationship, the Board placed emphasis on the net investment returns of each Portfolio. While the Board considered the performance reports and discussions with portfolio managers at Board and committee meetings during the year, particular attention in assessing performance was given to the FACT sheets furnished in connection with the renewal process. The FACT sheet prepared for each Portfolio included its investment performance compared to the Portfolio’s Morningstar category median, Lipper category median, SPG and primary benchmark. The FACT sheet performance data was as of June 30, 2008. In addition, the Board also considered at its November 14, 2008 meeting certain additional data regarding performance and Portfolio asset levels as of October 31, 2008. The Board’s findings specific to each Portfolio’s performance are discussed below.
Economies of Scale
When evaluating the reasonableness of advisory fee rates, the Board also considered whether economies of scale will be realized by an Adviser as a Portfolio grows larger and the extent to which any such economies are reflected in contractual fee rates. In this regard, the Board noted any breakpoints in advisory fee schedules applicable to the underlying Master Fund in which each Portfolio invests results in a lower, aggregate advisory fee payable by Portfolio shareholders. The Portfolios may benefit from waivers or reimbursements of advisory or other fees, and therefore the Board also considered the extent to which economies of scale could be realized through waivers, reimbursements or expense reductions.
In evaluating economies of scale, the Independent Trustees also considered prior periodic management reports and industry information on this topic, and the Independent Trustees who were Board members at that time also considered a November 2006 evaluation and analysis presented to them by an independent consultant regarding fee breakpoint arrangements and economies of scale.
The Board also considered that the Portfolios had experienced material declines in assets, especially

43

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)
during October 2008, due to general market declines precipitated by the credit crises and other generally adverse market developments. As a result of these asset declines, the Board considered that there were fewer opportunities to realize economies of scale.
Information Regarding Services to Other Clients
The Board requested and considered information regarding the nature of services and fee rates offered by the Adviser to other clients, including other registered investment companies and institutional accounts. When fee rates offered to other clients differed materially from those charged to the Portfolios, the Board considered any underlying rationale provided by the Adviser for these differences. The Board also noted that the fee rates charged to the Portfolios and other institutional clients of the Adviser (including other investment companies) may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies, such as the Portfolios, as compared to non-registered investment company clients; market differences in fee rates that existed when a Portfolio first was organized; differences in the original sponsors of Portfolios that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.
Fee Rates and Profitability
The Board reviewed and considered the contractual investment advisory fee rate, combined with the administrative fee rate, payable by the Portfolios to the Adviser. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Portfolios.
The Board considered the fee structure of each Portfolio as it relates to the services provided under the contracts and the potential fall-out benefits to the Adviser and its respective affiliates from their association with the Portfolios. For each Portfolio, the Board determined that the fees payable to the relevant Adviser are reasonable for the services that it performs, which were considered in light of the nature and quality of the services that it has performed and is expected to perform.
The Board considered information on revenues, costs and profits realized by the Adviser, which was prepared by Management in accordance with the allocation methodology (including related assumptions) specified in the 15(c) Methodology Guide. The Board also considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with the Adviser.
Further, the Board considered that the decline in asset levels of the Portfolios caused by recent adverse economic conditions was likely to cause a similar decline in any profits realized by the Adviser.
The Board determined that it had requested and received sufficient information to gain a reasonable understanding regarding the Adviser’s profitability. The Board also recognized that profitability analysis is not an exact science and there is no uniform methodology for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by Management or capture Management’s entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment.
Based on the information on revenues, costs, and profitability considered by the Board, and after considering the factors described in this section, the Board concluded that the profits, if any, realized by the Adviser were not excessive. In making its determinations, the Board based its conclusions on the reasonableness of the advisory fees of the Advisers primarily on the factors described for the Portfolios below.
The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its November 14, 2008 meeting in relation to renewing the Portfolios’ current Advisory Contract for the year ending November 30, 2009. These specific factors are in addition to those considerations discussed above. In each case, a Portfolio’s performance was compared to its Morningstar category median and its primary benchmark, a broad-based securities market index that appears in the Portfolios’ prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. The Portfolios’ management fee and expense ratio were compared to the fees and expense ratios of the funds in its SPG.

44

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)
Portfolio-by-Portfolio Analysis
ING American Funds Bond Portfolio
In considering whether to approve the renewal of the Advisory Contract for ING American Funds Bond Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2008: (1) the Portfolio outperformed its Morningstar category median for the most recent calendar quarter, but underperformed for the year-to-date period; (2) the Portfolio outperformed its primary benchmark for the most recent calendar quarter, but underperformed for the year-to-date period; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the most recent calendar quarter, and the third quintile for the year-to-date period.
In analyzing this performance data, the Board took into account that the Portfolio launched in November 2007, and therefore had a limited operating history for the purpose of analyzing its performance.
In considering the fees payable under the Advisory Contract for the Portfolio, the Board took into account the factors described above and also considered: (1) under the Advisory Contract, no advisory fees are charged when the Portfolio is fully invested in the American Funds Bond Fund (the “Bond Master Fund”); (2) the Contract provides that the Portfolio’s management fee (consisting of an advisory fee and a 0.10% administration fee) would be payable if the Portfolio withdraws its assets from the Bond Master Fund; (3) advisory fees are charged by the Bond Master Fund and indirectly borne by Portfolio shareholders; and (4) the expense ratio for the Portfolio is equal to the median and the average expense ratios of the funds in its SPG.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio was launched in November 2007, and it is reasonable to permit the Portfolio to establish a longer operating history for the purposes of evaluating performance. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2009. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
ING American Funds Growth Portfolio
In considering whether to approve the renewal of the Advisory Contract for ING American Funds Growth Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2008: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the one-year period, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the year-to-date and three-year periods, and the third quintile for the most recent calendar quarter and one-year periods.
In considering the fees payable under the Advisory Contract for the Portfolio, the Board took into account the factors described above and also considered the fairness of the compensation under an Advisory Contract when: (1) under the Advisory Contract, no advisory fees are charged when the Portfolio is fully invested in the American Funds International Fund (Class 2 shares); and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2009. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
ING American Funds Growth-Income Portfolio
In considering whether to approve the renewal of the Advisory Contract for ING American Funds Growth-Income Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2008: (1) the Portfolio underperformed its Morningstar

45

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)
category median for all periods presented, with the exception of the year-to-date period, during which it equaled the performance of the Morningstar category median; (2) the Portfolio outperformed its primary benchmark for the most recent calendar quarter and year-to-date periods, but underperformed for the one-year and three-year periods; and (3) the Portfolio is ranked in the third quintile of its Morningstar category for the year-to-date and three-year periods, and the fourth quintile for the most recent calendar quarter and one-year periods.
In analyzing this performance data, the Board took into account: (1) that Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Portfolio’s investment performance; and (2) Management’s view that the Portfolio’s more recent performance had been favorable, and its expectation that the Portfolio’s longer-term performance will improve.
In considering the fees payable under the Advisory Contract for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2009. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
ING American Funds International Portfolio
In considering whether to approve the renewal of the Advisory Contract for ING American Funds International Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2008: (1) the Portfolio outperformed its Morningstar category median for the one-year and three-year periods, but underperformed in the most recent calendar quarter and year-to-date periods; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the one-year period, during which it outperformed; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the one-year and three-year periods, and the fourth quintile for the most recent calendar quarter and year-to-date periods.
In considering the fees payable under the Advisory Contract for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2009. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
BOARD CONSIDERATION AND APPROVAL OF NEW ADVISORY CONTRACT
Section 15 of the 1940 Act mandates that, when a series of IIT enters into an Advisory Contract, the Board, including a majority of the Non-Interested Trustees, must approve the new arrangements. Discussed below are certain factors that the Board considered in considering whether to approve a new Advisory Contract for ING American Funds World Allocation Portfolio.

46

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)
In determining whether to approve the Advisory Contract for the Portfolio, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the contract, and the proposed policies and procedures for the Portfolio, should be approved. The materials provided to the Board in support of the Portfolio and its Advisory Contract included the following: (1) a memorandum presenting Management’s rationale for requesting the launch of the Portfolio that discusses, among other things the expertise the Adviser and its Asset Allocation Committee in managing other Funds-of-Funds in the ING Funds complex; (2) information about the Portfolio’s proposed investment objective and strategies and anticipated portfolio characteristics; (3) FACT sheets for the Portfolio that compare the Portfolio’s proposed fee structure to its SPG and its Morningstar category median; (4) responses from the Adviser to questions posed by K&L Gates, on behalf of the Non-Interested Trustees; (5) supporting documentation, including copies of the forms of Advisory Contract for the Portfolio; and (6) other information relevant to the Board’s evaluation. In addition, the Board considered the information provided periodically throughout the year in presentations to the Board by the Adviser in the context of the Adviser’s management of other funds-of-funds in the ING Funds Complex.
In determining whether to approve the Advisory Contract for the Portfolio, the Board considered a number of factors that its members believed, in light of the legal advice furnished to them by K&L Gates, independent legal counsel, and their own business judgment, to be relevant. The Board, including a majority of the Non-Interested Trustees, did not identify any single factor as all-important or controlling, and each member of the Board may have given different weight to different factors.
The Board’s consideration of whether to approve the Advisory Contract took into account factors that included the following: (1) the nature and quality of the services to be provided by the Adviser to the Portfolio under the proposed Advisory Contract; (2) the Adviser’s Asset Allocation Committee’s experience managing other Funds-of-Funds within the ING Funds complex; (3) the Adviser’s strength and reputation within the industry; (4) the fairness of the compensation under the Advisory Contract in light of the services to be provided to the Portfolio; (5) the pricing structure (including the projected expenses to be borne by shareholders) of the Portfolio, as compared to other similarly-managed funds in the comparable SPG, including Management’s analysis that (a) the proposed management fee (inclusive of the advisory fee and 0.10% administration fee) is below the average and the median of the funds in the Portfolio’s proposed SPG, and (b) the proposed expense ratio for the Portfolio is above the average and the median expense ratios of the funds in the Portfolio’s proposed SPG; (6) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of the Adviser, including its management team’s expertise in management of other funds in the ING Funds complex; (7) the Adviser’s compliance capabilities, as demonstrated by, among other things, its policies and procedures adopted pursuant to Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended, which had previously been approved by the Board in connection with their oversight of other Funds in the ING Funds complex; (8) the information that had been provided by the Adviser at regular Board meetings, and in anticipation of the July 31, 2008 meeting at which the Advisory Contract was considered, with respect to its capabilities as a manager-of-managers; and (9) “fall-out benefits” to the Adviser and its affiliates and benefits to the shareholders from the Portfolio’s relationship with the Adviser.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s proposed management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s estimated expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Adviser maintains an appropriate compliance program, with this conclusion based upon the Board’s previous and ongoing review of its compliance program. Based on these conclusions and other factors, the Board voted to approve the Advisory Contract for the Portfolio. During their deliberations, different Board members may have given different weight to different individual factors and related conclusions.

47

Investment Advisers ING Investments, LLC 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258	Independent Registered Public Accounting Firm KPMG LLP 99 High Street Boston, Massachusetts 02110

Directed Services LLC 1475 Dunwoody Drive West Chester, Pennsylvania 19380	Custodian The Bank of New York Mellon One Wall Street New York, NY 10286

Administrator ING Funds Services, LLC 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258	Legal Counsel Dechert LLP 1775 I Street, N.W. Washington, D.C. 20006

Transfer Agent DST Systems, Inc. P.O. Box 419368 Kansas City, Missouri 64141
Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

VPAR-UAMER (1208-022309)

Annual Report
December 31, 2008
Adviser (“ADV”), Institutional (“I”), Service (“S”) and Service 2 (“S2”) Classes
■ ING Investors Trust
■ ING LifeStyle Aggressive Growth Portfolio
■ ING LifeStyle Conservative Portfolio
■ ING LifeStyle Growth Portfolio
■ ING LifeStyle Moderate Portfolio
■ ING LifeStyle Moderate Growth Portfolio

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This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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PROXY VOTING INFORMATION
A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the ING Funds’ website at www.ingfunds.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER
Dear Shareholders,
We are in the midst of one of the most challenging periods ever faced by investors, and we at ING Funds are aware of the anxiety that you may be feeling at this time.
I want to assure you that we are actively engaged in monitoring the situation and are committed to keeping you fully informed of how the rapidly unfolding events around us may impact your investments with our company.
We recognize that the confidence of many investors is being tested, perhaps as never before. It is understandable that some of you may be second guessing your investment strategy due to these recent events. We encourage you to work with your investment professional and seek out their advice about your portfolio in light of the current conditions. But we also urge investors not to make rash decisions. ING Funds still believes that a well-diversified, globally allocated portfolio remains the most effective investment strategy of all. We ask that investors not lose sight of their commitment to the long-term.
We thank you for your support and confidence and we look forward to continuing to do business with you in the future.
Sincerely,
Shaun Mathews
President & Chief Executive Officer
ING Funds
January 23, 2009
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice. Consider the fund’s investment objectives, risks, and charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.
International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

1

Market Perspective: Year Ended December 31, 2008
In our semi-annual report, we described a failed second quarter rally that fizzled when investors realized that borderline recessionary conditions and a credit crunch had not gone away. By year-end, governments were committing previously unimaginable sums of taxpayer money to prevent systemic collapse. Global equities in the form of the MSCI World ® Index (1) measured in local currencies, including net reinvested dividends (“MSCI” for regions discussed below) plunged 29.70% in the six months ended December 31, 2008 (down 38.70% for the entire fiscal year). (The MSCI World® Index plunged 40.71% for the entire fiscal year, measured in U.S. dollars.) In currencies, the dollar at first drifted near record lows against the euro. But the tide turned in mid-July and for the six months ended December 31, 2008, the dollar strengthened by 12.10% (4.50% for the entire fiscal year). The dollar also soared 37.80% against the pound for the six months ended December 31, 2008 (37.90% for the entire fiscal year). But the yen advanced as carry trades (essentially short yen positions) were unwound and the dollar fell 14.90% for the six months ended December 31, 2008 (down 19.60% for the entire fiscal year).
Even more dramatic was the price of oil which marched to an all-time high of around $147 per barrel in mid-July, only to lose more than two thirds of that price by December 31, 2008.
The economic statistics remained bleak. By the end of October, the Standard & Poor’s (“S&P”)/Case-Shiller National U.S. Home Price Index(2) of house prices had fallen a record 18% over the year. New home sales were at 1991 levels. Some 45% of existing home sales were distressed.
Payrolls declined in every month of 2008, as the number of people claiming unemployment reached 4.1 million, a 26-year high. Gross domestic product (“GDP”) fell at an annualized rate of 0.50% in the third quarter, and the National Bureau of Economic Research announced that the recession had actually started in December 2007.
Yet these were side-shows to the fireworks display in the financial sector, where major institutions—hanging by a thread through problems rooted in unwise mortgage borrowing, lending and investment—met different fates in September 2008 at the hands of the U.S. government.
The Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”) were taken into “conservatorship.” Merrill Lynch was acquired by the Bank of America with a wink from the authorities. AIG received an $85 billion loan from a reluctant government, which also took a 79.90% equity stake in AIG. But Lehman Brothers having sought capital, then a buyer, found neither and was left to file for Chapter 11 bankruptcy protection.
The U.S. government was now in the position of choosing winners and losers among financial institutions: none too successfully, for it quickly became obvious that by pointedly leaving Lehman Brothers to go under, a credit crisis had become a credit market collapse. Lending all but seized up.
Policy response was huge but at least initially muddled. A Troubled Asset Relief Plan (“TARP”) would set up a $700 billion fund to buy illiquid mortgage securities from financial institutions. But on November 12, 2008 with half of the money already used to recapitalize banks, Treasury Secretary Paulson announced that the rest of the funds would not be used to buy illiquid mortgage securities after all. This merely renewed the pressure on the holders of such securities like Citigroup, which within two weeks received guarantees from the government against losses and another $20 billion in capital.
Other programs were of more practical use, like support for the commercial paper market and a guarantee facility for money market funds. Arguably the most effective measure was the announced intention to buy vast quantities of agency mortgage-backed securities and debentures. This had the effect of driving down rates on the 30-year mortgage towards 5.00%, a record low. In the meantime, the newly-elected president promised a stimulus package worth approximately $1 trillion. And by year end, the Federal Open Market Committee (“FOMC”) reduced interest rates to a range of between 0% and 0.25%.
2008 ended with much gloom and bad news still to come, but the platform for recovery was perhaps taking shape.
In U.S. fixed-income markets, yields on the 90-day Treasury Bills briefly turned negative in December 2008, while the yield on the ten-year Treasury Note fell below 2.50%, something we had not seen in 50 years. The Barclays Capital U.S. Aggregate Bond Index(3), formerly known as the Lehman Brothers U.S. Aggregate Bond Index, of investment grade bonds returned 4.10% for the six months ended December 31, 2008, (5.20% for the entire fiscal year).

2

Market Perspective: Year Ended December 31, 2008
By contrast, high yield bonds, represented by the Barclays Capital High Yield Bond—2% Issuer Constrained Composite Index(4), formerly known as the Lehman Brothers High Yield Bond—2% Issuer Constrained Composite Index, behaved more like a stock index and returned (25.10)% for the six months ended December 31, 2008 (down 25.90% for the entire fiscal year).
U.S. equities, represented by the S&P 500 ® Composite Stock Price (“S&P 500®”) Index(5), including dividends, returned (28.50)% for the six months ended December 31, 2008, (down 37.00% for the entire fiscal year), increasingly unimpressed by sharply falling oil prices. Profits for S&P 500® Index companies suffered their fifth straight quarter of decline, led again by the financials sector, although taxpayer money was also potentially committed to save the big three auto makers from bankruptcy. On November 20, 2008, the S&P 500® Index plumbed a level not seen since April 1997, before a December recovery.
In international markets, plainly entering recession, the MSCI Japan® Index(6) slumped 35.90% for the six months ended December 31, 2008, (down 42.60% for the entire fiscal year). The strengthening yen hit exports in an export-dependent economy even as global demand slowed for other reasons. The MSCI Europe ex UK ® Index(7) sagged 29.40% for the six months ended December 31, 2008 (down 43.20% for the entire fiscal year), beset by sharply falling economic activity and a European Central Bank in denial that inflation was falling fast. Finally, rates were reduced by an unprecedented 175 basis points (or 1.75%) in two months near the end of the year while governments, one after the other, proposed large stimulus packages. In the UK, the MSCI UK® Index(8) fell 19.40% for the six months ended December 31, 2008 (down 28.50% for the entire fiscal year). The UK had allowed a bigger housing bubble than the United States and deeper personal indebtedness in an economy more dependent on the financial sector. Rates were reduced to 1951 levels as venerable banks ceased to exist as independent entities.

(1)	The MSCI World® Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2)	The S&P/Case-Shiller National U.S. Home Price Index tracks the value of single-family housing within the United States. The index is a composite of single-family home price indices for the nine U.S. Census divisions and is calculated quarterly.

(3)	The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(4)	The Barclays Capital High Yield Bond—2% Issuer Constrained Composite Index is an unmanaged index that measures the performance of non-investment grade fixed-income securities.

(5)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

(6)	The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(7)	The MSCI Europe ex UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(8)	The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
All indices are unmanaged and investors cannot invest directly in an index.
Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

3

ING LifeStyle Portfolios	Portfolio Managers’ Report
The ING LifeStyle Portfolios consist of ING LifeStyle Aggressive Growth Portfolio, ING LifeStyle Conservative Portfolio, ING LifeStyle Growth Portfolio, ING LifeStyle Moderate Portfolio and ING LifeStyle Moderate Growth Portfolio (each a “Portfolio” or collectively, the “Portfolios” or the “LifeStyle Portfolios”). Each Portfolio seeks to achieve its investment objective by investing in a combination of other ING Funds (“Underlying Funds”) according to target allocations determined by ING Investments, LLC (“Investment Adviser”), under the guidance of an Asset Allocation Committee(1). ING Investment Management Co. (“ING IM”) and Ibbotson Associates (“Consultants”) are consultants to the Investment Adviser. Both the Investment Adviser and ING IM are indirect, wholly-owned subsidiaries of ING Groep.
Portfolio Specifics: The Investment Adviser uses an asset allocation process to determine each Portfolio’s investment mix. This asset allocation process can be found in the Prospectus. Each Portfolio’s approximate target investment allocations (expressed as a percentage of its net assets) among the asset classes in which the Portfolios invest are set out on page 8. As these are target allocations, the actual allocations of the Portfolios’ assets may deviate from the percentages shown.
Assets will be allocated among the Underlying Funds and markets based on judgments made by the Investment Adviser. The performance of the Portfolios reflects the performance of the Underlying Funds in which each Portfolio invests and the weightings of each Portfolio’s assets in each Underlying Fund.
There is a risk that the Portfolios may allocate assets to an Underlying Fund or market that underperforms other asset classes. The Portfolios may be underweighted in assets or a market that is experiencing significant returns (or relative out performance) or overweighted in assets or a market with significant declines (or relative under performance).
The Asset Allocation Committee allocates each Portfolio’s assets among the Underlying Funds based on advice from the Consultants.
During the period, the Portfolios remained neutral to investment target in equities and fixed-income overall. Within fixed-income, we moved to overweight high yield bonds in the fourth quarter, funded with an underweight to core bonds, while retaining a neutral position in short duration bonds, Treasury Inflation Protected Securities (“TIPS”), cash and emerging market bonds. It is our view that the high yield credit market is severely dislocated, with spreads implying default rates that seem unreasonably high. We believe that these bonds will increase in value once investors believe a recovery is coming and that fears of corporate default are overblown. Within equities, allocation to real estate was reduced during the fourth quarter, while large growth and value were moved to an overweight, and allocations to small and mid cap, international and emerging markets, and commodities remained neutral. We view large growth and value as less risky relative to other equities-related asset classes in the current market environment.
For the one-year period ending December 31, 2008, small blend, mid cap growth and value, foreign large value, short-term bond and high-yield bond were among the most positive asset class contributors to performance relative to their respective peer groups. Top individual contributors to relative performance included ING Global Real Estate Portfolio, ING PIMCO Core Bond Portfolio, ING VP MidCap Opportunities Portfolio, ING VP Small Company Portfolio, ING Pioneer Mid Cap Value Portfolio, and ING Disciplined International SmallCap Fund. ING Global Real Estate Portfolio’s outperformance for the period came mainly from favorable stock selection in the United States and continental Europe (by region) and in retail real estate investment trusts (“REITs”) and office REITs (by sector), and an overweight allocation to the U.S. ING PIMCO Core Bond Portfolio benefited from its above index duration stance. However, an overweight in banks coupled with poor security selection, resulted in the portfolio underperforming relative to its index. ING VP MidCap Opportunities Portfolio and ING VP Small Company Portfolio each benefited

(1)	The members of the Asset Allocation Committee are: William A. Evans, Michael J. Roland, and Paul Zemsky.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for these Portfolios may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

4

Portfolio Managers’ Report	ING LifeStyle Portfolios
from stock selection that was broadly favorable across most economic sectors, notably industrials and materials. Stock selection in financials, industrials and consumer staples contributed to ING Pioneer Mid Cap Value Portfolio’s relative results. ING Disciplined International Small Cap Fund benefited from positive stock selection utilities and consumer staples as well as an underweight and good stock selection in energy.
The largest detractors for the period ending December 31, 2008 relative to their respective peer groups were emerging markets bond, intermediate bond, large blend and commodities (natural resources). The greatest individual detractors to relative performance were ING VP Intermediate Bond Portfolio, ING Pioneer High Yield Portfolio, ING Emerging Markets Fixed Income Fund, ING Legg Mason Value Portfolio, ING Janus Contrarian Portfolio and ING Neuberger Berman Partners Portfolio. ING VP Intermediate Bond Portfolio’s underperformance was due primarily to an overweight allocation to non-agency mortgages plus an overweight and poor security selection among financials. Poor security selection in energy, industrials and materials, coupled with an underweight in consumer staples, hurt ING Pioneer High Yield Portfolio’s results. ING Emerging Markets Fixed Income Fund’s underperformance can be attributed to unfavorable sector positioning and term structure in financials, specifically banks. Regionally, exposure to Argentina and Venezuela was also unfavorable. ING Legg Mason Value Portfolio, a highly concentrated portfolio (fewer than 50 holdings), held large positions in several controversial names that dramatically underperformed the broad market; ING Legg Mason Value Portfolio was eliminated from the Underlying Portfolios during the period. Finally, ING Janus Contrarian Portfolio and ING Neuberger Berman Partners Portfolio each were hurt by broadly unfavorable stock selection across most economic sectors — particularly energy and materials — coupled with an unfavorable overweighting of the troubled financials sector and an underweighting of the more defensive consumer staples sector. ING Janus Contrarian Portfolio was also hurt by unfavorable emerging markets exposure.
On an absolute basis, the short term and intermediate-term bond categories contributed positively to returns, while all other asset class categories detracted from the Portfolios’ absolute performance.
Current Strategy and Outlook: The year 2008 turned out to be a painful one for investors. Negative absolute returns in all equity classes were the result of a year underscored by a litany of issues: an escalating financial crisis, global recession fears, geopolitics, collapses of storied financial firms, unparalleled levels of market volatility, threat of deflation and a credit crunch that dried up liquidity in the bond markets. The housing market continues to remain weakened, industrial production has slowed, and unemployment has risen. Intervention from the Federal Reserve Board and the U.S. Department of the Treasury appears to have slowed down the pace of negative news, but has not, as yet, halted it. Looking forward, we believe the recession will continue for the next two quarters, with growth resuming in the second half of 2009. We believe headline inflation will decline, and perhaps turn negative, but we don’t believe we are in the midst of a deflationary spiral. Finally, we believe a large fiscal stimulus program will be enacted by Congress early in 2009.

5

ING LifeStyle Portfolios	Portfolio Managers’ Report
The Investment Adviser uses the ING LifeStyle Aggressive Growth Model, ING LifeStyle Conservative Model, ING LifeStyle Growth Model, ING LifeStyle Moderate Model and ING LifeStyle Moderate Growth Model as benchmarks to which it compares the performance of the ING LifeStyle Aggressive Growth Portfolio, ING LifeStyle Conservative Portfolio, ING LifeStyle Growth Portfolio, ING LifeStyle Moderate Portfolio and ING LifeStyle Moderate Growth Portfolio, respectively. Each Model is a blended index that is derived from the asset class comparative indices set out in the chart below. The chart shows the weightings for each asset class comparative index represented in each benchmark Model, as a percentage of the Model.

	ING LifeStyle				ING LifeStyle
	Aggressive	ING LifeStyle	ING LifeStyle	ING LifeStyle	Moderate
	Growth	Conservative	Growth	Moderate	Growth
	Model	Model	Model	Model	Model
Russell 3000® Index(1)	100%	30%	80%	50%	60%
Barclays Capital U.S. Aggregate Bond Index(2)	0%	70%	20%	40%	40%
Citigroup 3-Month T-Bill Index(3)	0%	0%	0%	10%	0%
The average annual returns for the periods ended December 31, 2008 for the Portfolios and their respective Model benchmarks are as follows:
Average Annual Total Returns for the Periods Ended December 31, 2008

		Since
		Inception
	1 Year	May 3, 2004
ING LifeStyle Aggressive Growth Portfolio, Class S	(41.79)%	(3.07)%
ING LifeStyle Aggressive Growth Model(4)	(37.31)%	(2.12)%
ING LifeStyle Conservative Portfolio, Class S	(19.45)%	(17.45	)%*
ING LifeStyle Conservative Model(5)	(19.13)%	(18.18	)%(9)
ING LifeStyle Growth Portfolio, Class S	(36.68)%	(2.09)%
ING LifeStyle Growth Model(6)	(34.16)%	(1.41)%
ING LifeStyle Moderate Portfolio, Class S	(26.05)%	(0.17)%
ING LifeStyle Moderate Model(7)	(27.90)%	(0.15)%
ING LifeStyle Moderate Growth Portfolio, Class S	(31.64)%	(1.13)%
ING LifeStyle Moderate Growth Model(8)	(29.83)%	(0.50)%

*	Since inception performance of Class S is shown from October 31, 2007.

(1)	The Russell 3000® Index is an unmanaged index that measures the performance of 3,000 U.S. companies based on total market capitalization.

(2)	The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate-debt securities.

(3)	The Citigroup 3-Month T-Bill Index is an unmanaged index of the three-month Treasury bills.

(4)	The ING LifeStyle Aggressive Growth Model is comprised of the asset class indices that correspond to the particular asset classes in which the Portfolio invests and their benchmark weightings.

(5)	The ING LifeStyle Conservative Model is comprised of the asset class indices that correspond to the particular asset classes in which the Portfolio invests and their benchmark weightings.

(6)	The ING LifeStyle Growth Model is comprised of the asset class indices that correspond to the particular asset classes in which the Portfolio invests and their benchmark weightings.

(7)	The ING LifeStyle Moderate Model is comprised of the asset class indices that correspond to the particular asset classes in which the Portfolio invests and their benchmark weightings.

(8)	The ING LifeStyle Moderate Growth Model is comprised of the asset class indices that correspond to the particular asset classes in which the Portfolio invests and their benchmark weightings.

(9)	Since inception performance of the model is shown from November 1, 2007.

6

Portfolio Managers’ Report	ING LifeStyle Portfolios
The following tables illustrate the asset allocation of each Portfolio to the Underlying Funds, as well as to the underlying asset class allocation targets:
Asset Allocation
as of December 31, 2008
(as a percentage of net assets)

	ING LifeStyle				ING LifeStyle
	Aggressive	ING LifeStyle	ING LifeStyle	ING LifeStyle	Moderate
	Growth	Conservative	Growth	Moderate	Growth
Affiliated Underlying Funds	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
ING BlackRock Inflation Protected Bond Portfolio — Class I	—	2.9%	1.0%	2.9%	1.0%
ING Columbia Small Cap Value II Portfolio — Class I	2.0%	—	2.6%	1.5%	2.6%
ING Disciplined International SmallCap Fund — Class I	4.0%	1.0%	3.0%	2.0%	2.5%
ING Disciplined Small Cap Value Portfolio — Class I	1.5%	—	1.5%	0.5%	0.5%
ING Emerging Markets Fixed Income Fund — Class I	—	5.0%	3.4%	4.0%	2.9%
ING FMR Diversified Mid Cap Portfolio — Class I	2.0%	0.5%	1.5%	1.0%	1.0%
ING Global Real Estate Portfolio — Class I	2.1%	—	1.7%	0.9%	1.7%
ING Goldman Sachs Commodity Strategy Portfolio — Class I	4.1%	2.1%	3.1%	2.6%	3.1%
ING International Index Portfolio — Class I	5.0%	1.0%	3.5%	2.0%	2.0%
ING Janus Contrarian Portfolio — Class I	3.0%	1.0%	2.0%	1.0%	2.0%
ING JPMorgan Emerging Markets Equity Portfolio — Class I	2.9%	—	1.5%	—	1.0%
ING JPMorgan Small Cap Equity Portfolio — Class I	2.0%	—	1.0%	—	—
ING JPMorgan Value Opportunities Portfolio — Class I	3.0%	2.0%	2.0%	2.0%	2.0%
ING Julius Baer Foreign Portfolio — Class I	9.8%	4.0%	8.3%	5.9%	8.8%
ING Legg Mason Partners Aggressive Growth Portfolio — Class I	3.0%	—	2.0%	1.0%	1.5%
ING Lehman Brothers U.S. Aggregate Bond Index Portfolio — Class I	—	1.0%	2.4%	—	—
ING Limited Maturity Bond Portfolio — Class I	—	4.9%	—	4.9%	1.0%
ING Liquid Assets Portfolio — Class I	—	3.0%	—	1.0%	—
ING Marsico Growth Portfolio — Class I	2.0%	1.0%	1.5%	1.0%	2.0%
ING Marsico International Opportunities Portfolio — Class I	1.5%	1.0%	1.0%	1.0%	1.0%
ING Multi-Manager International Small Cap Portfolio — Class I	2.5%	1.0%	1.5%	1.0%	1.5%
ING Neuberger Berman Partners Portfolio — Class I	3.0%	1.0%	2.0%	1.5%	2.0%
ING Oppenheimer Strategic Income Portfolio — Class I	—	5.0%	1.0%	1.0%	1.0%
ING PIMCO Core Bond Portfolio — Class I	—	22.9%	3.9%	14.8%	11.8%
ING PIMCO High Yield Portfolio — Class I	—	5.3%	4.2%	5.3%	4.8%
ING Pioneer High Yield Portfolio — Class I	—	4.1%	3.0%	3.1%	3.1%
ING Pioneer Mid Cap Value Portfolio — Class I	3.0%	1.0%	2.0%	1.5%	2.0%
ING Russell Large Cap Index Portfolio — Class I	16.1%	7.1%	13.4%	10.7%	12.8%
ING Russell Mid Cap Index Portfolio — Class I	2.0%	1.0%	1.5%	1.0%	1.0%
ING Russell Small Cap Index Portfolio — Class I	2.0%	—	2.0%	1.0%	1.0%
ING T. Rowe Price Growth Equity Portfolio — Class I	3.0%	1.0%	2.0%	1.0%	2.0%
ING Templeton Foreign Equity Portfolio — Class I	4.0%	1.0%	3.0%	3.0%	3.0%
ING Thornburg Value Portfolio — Class I	2.0%	1.0%	2.0%	2.0%	2.0%
ING Van Kampen Comstock Portfolio — Class I	3.5%	2.0%	2.5%	3.0%	2.5%
ING Van Kampen Real Estate Portfolio — Class I	3.9%	1.0%	3.5%	3.1%	3.1%
ING VP Growth and Income Portfolio — Class I	1.5%	—	1.0%	—	—
ING VP Intermediate Bond Portfolio — Class I	—	13.7%	2.9%	9.8%	7.3%
ING VP MidCap Opportunities Portfolio — Class I	1.0%	1.5%	1.0%	1.0%	1.0%
ING VP Small Company Portfolio — Class I	3.1%	—	3.1%	0.5%	1.0%
ING Wells Fargo Small Cap Disciplined Portfolio — Class I	1.5%	—	1.5%	0.5%	0.5%
Other assets and liabilities — Net	(0.0)%*	(0.0)%*	(0.0)%*	(0.0)%*	(0.0)%*

	100.0%	100.0%	100.0%	100.0%	100.0%

*	Amounts are more than (0.05)%
Portfolio holdings are subject to change.

7

ING LifeStyle Portfolios	Portfolio Managers’ Report
Target Allocations
as of December 31, 2008
(as a percentage of net assets)(1)

	ING LifeStyle				ING LifeStyle
	Aggressive	ING LifeStyle	ING LifeStyle	ING LifeStyle	Moderate
	Growth	Conservative	Growth	Moderate	Growth
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Large Cap Growth Stocks	15.5%	6.5%	11.5%	7.5%	9.5%
Large Cap Value Stocks	18.5%	9.5%	14.5%	12.0%	14.0%
Mid Cap Growth Stocks	5.0%	2.0%	4.0%	2.0%	3.0%
Mid Cap Value Stocks	6.0%	2.0%	5.0%	3.0%	3.5%
Small Cap Growth Stocks	6.0%	—	5.5%	2.0%	2.5%
Small Cap Value Stocks	7.0%	—	6.0%	3.0%	3.5%
International Large Stocks	19.0%	6.0%	15.0%	10.0%	14.0%
International Small Stocks	7.0%	2.0%	5.0%	3.0%	4.0%
Emerging Markets Stocks	4.0%	—	3.0%	1.0%	2.0%
U.S. Real Estate Investment Trusts	5.5%	1.0%	6.0%	4.0%	5.0%
International Real Estate	2.5%	—	2.0%	1.0%	2.0%
Commodities	4.0%	2.0%	3.5%	2.5%	3.0%
Emerging Market Bonds	—	6.0%	3.0%	5.0%	4.0%
High Yield Bonds	—	7.0%	3.0%	5.0%	5.0%
Aggregate Bonds	—	38.0%	12.0%	25.0%	21.0%
Treasury Inflation Protected Securities	—	6.0%	1.0%	4.0%	2.0%
Short Term Bonds	—	8.0%	—	6.0%	2.0%
Cash Equivalents	—	4.0%	—	4.0%	—

	100.0%	100.0%	100.0%	100.0%	100.0%

(1)	Portfolio’s current approximate target investment allocations (expressed as a percentage of its net assets). As these are target allocations, the actual allocations of each Portfolio’s assets may deviate from the percentages shown. Although the LifeStyle Portfolios expect to be fully invested at all times, they may maintain liquidity reserves to meet redemption requests.

8

Portfolio Managers’ Report	ING LifeStyle Aggressive Growth Portfolio
Average Annual Total Returns for the Periods Ended December 31, 2008

		Since Inception		Since Inception		Since Inception
		of Classes ADV and I		of Class S		of Class S2
	1 Year	April 28, 2006		May 3, 2004		May 4, 2006
Class ADV	(42.06)%	(15.44)%		—		—
Class I	(41.68)%	(14.84)%		—		—
Class S	(41.79)%	—		(3.07)%		—
Class S2	(41.86)%	—		—		(15.45)%
ING LifeStyle Aggressive Growth Model(1)	(37.31)%	(11.75	)%(2)	(2.12	)%(3)	(11.75	)%(2)
Russell 3000® Index(4)	(37.31)%	(11.75	)%(2)	(2.12	)%(3)	(11.75	)%(2)
Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING LifeStyle Aggressive Growth Portfolio against the ING LifeStyle Aggressive Growth Model and the index indicated. The model and index are unmanaged, have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in a model or index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.
It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

(1)	The ING LifeStyle Aggressive Growth Model is comprised of the asset class indices that correspond to the particular asset classes in which the Portfolio invests and their benchmark weightings. See page 6 for additional information.

(2)	Since inception performance of the model and indices is shown from May 1, 2006.

(3)	Since inception performance of the model and indices is shown from May 1, 2004.

(4)	The Russell 3000® Index is an unmanaged index that measures the performance of 3,000 U.S. companies based on total market capitalization.

9

ING LifeStyle Conservative Portfolio	Portfolio Managers’ Report
Average Annual Total Returns for the Periods Ended December 31, 2008

		Since Inception
		of Classes ADV, I, S and S2
	1 Year	October 31, 2007
Class ADV	(19.66)%	(17.63)%
Class I	(19.33)%	(17.28)%
Class S	(19.45)%	(17.45)%
Class S2	(19.76)%	(17.72)%
ING LifeStyle Conservative Model(1)	(19.13)%	(18.18	)%(2)
Russell 3000® Index(3)	(37.31)%	(35.91	)%(2)
Barclays Capital U.S. Aggregate Bond Index(4)	5.24	6.34	%(2)
Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING LifeStyle Conservative Portfolio against the ING LifeStyle Conservative Model and the indices indicated. The model and index are unmanaged, have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in a model or index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio Shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.
It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

(1)	The ING LifeStyle Conservative Model is comprised of the asset class indices that correspond to the particular asset classes in which the Portfolio invests and their benchmark weightings. See page 6 for additional information.

(2)	Since inception performance of the model and indices is shown from November 1, 2007.

(3)	The Russell 3000® Index is an unmanaged index that measures the performance of 3,000 U.S. companies based on total market capitalization.

(4)	The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

10

Portfolio Managers’ Report	ING LifeStyle Growth Portfolio
Average Annual Total Returns for the Periods Ended December 31, 2008

		Since Inception		Since Inception		Since Inception
		of Classes ADV and I		of Class S		of Class S2
	1 Year	April 28, 2006		May 3, 2004		May 3, 2006
Class ADV	(36.89)%	(12.71)%		—		—
Class I	(36.55)%	(12.16)%		—		—
Class S	(36.68)%	—		(2.09)%		—
Class S2	(36.75)%	—		—		(12.58)%
ING LifeStyle Growth Model(1)	(34.16)%	(10.16	)%(2)	(1.41	)%(3)	(10.16	)%(2)
Russell 3000® Index(4)	(37.31)%	(11.75	)%(2)	(2.12	)%(3)	(11.75	)%(2)
Barclays Capital U.S. Aggregate Bond Index(5)	5.24%	6.55	%(2)	4.99	%(3)	6.55	%(2)
Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING LifeStyle Growth Portfolio against the ING LifeStyle Growth Model and the indices indicated. The model and the indices are unmanaged, have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in a model or index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio Shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results.
Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.
It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

(1)	The ING LifeStyle Growth Model is comprised of the asset class indices that correspond to the particular asset classes in which the Portfolio invests and their benchmark weightings. See page 6 for additional information.

(2)	Since inception performance of the model and indices is shown from May 1, 2006.

(3)	Since inception performance of the model and indices is shown from May 1, 2004.

(4)	The Russell 3000® Index is an unmanaged index that measures the performance of 3,000 U.S. companies based on total market capitalization.

(5)	The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

11

ING LifeStyle Moderate Portfolio	Portfolio Managers’ Report
Average Annual Total Returns for the Periods Ended December 31, 2008

		Since		Since		Since
		Inception		Inception		Inception
		of Classes ADV and I		of Class S		of Class S2
		April 28,		May 3,		May 9,
	1 Year	2006		2004		2006
Class ADV	(26.31)%	(7.27)%		—		—
Class I	(25.83)%	(6.70)%		—		—
Class S	(26.05)%	—		(0.17)%		—
Class S2	(26.12)%	—		—		(7.52)%
ING LifeStyle
Moderate Model(1)	(27.90)%	(7.16)	%(2)	(0.15)	%(3)	(7.16	)%(2)
Russell 3000® Index(4)	(37.31)%	(11.75)	%(2)	(2.12)	%(3)	(11.75	)%(2)
Barclays Capital U.S.
Aggregate Bond
Index(5)	5.24%	6.55	%(2)	4.99	%(3)	6.55	%(2)
Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING LifeStyle Moderate Portfolio against the ING LifeStyle Moderate Model and the indices indicated. The model and the indices are unmanaged, have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in a model or index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio Shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.
It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

(1)	The ING LifeStyle Moderate Model is comprised of the asset class indices that correspond to the particular asset classes in which the Portfolio invests and their benchmark weightings. See page 6 for additional information.

(2)	Since inception performance of the model or indices is shown from May 1, 2006.

(3)	Since inception performance of the model or indices is shown from May 1, 2004.

(4)	The Russell 3000® Index is an unmanaged index that measures the performance of 3,000 U.S. companies based on total market capitalization.

(5)	The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

12

Portfolio Managers’ Report	ING LifeStyle Moderate Growth Portfolio
Average Annual Total Returns for the Periods Ended December 31, 2008

		Since Inception		Since Inception		Since Inception
		of Classes ADV and I		of Class S		of Class S2
	1 Year	April 28, 2006		May 3, 2004		May 2, 2006
Class ADV	(31.89)%	(9.92)%		—		—
Class I	(31.47)%	(9.33)%		—		—
Class S	(31.64)%	—		(1.13)%		—
Class S2	(31.76)%	—		—		(9.82)%
ING LifeStyle Moderate Growth Model(1)	(29.83)%	(8.04	)%(2)	(0.50	)%(3)	(8.04	)%(2)
Russell 3000® Index(4)	(37.31)%	(11.75	)%(2)	(2.12	)%(3)	(11.75	)%(2)
Barclays Capital U.S. Aggregate Bond Index(5)	5.24%	6.55	%(2)	4.99	%(3)	6.55	%(2)
Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING LifeStyle Moderate Growth Portfolio against the ING LifeStyle Moderate Growth Model and the indices indicated. The model and the indices are unmanaged, have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in a model or index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio Shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total returns. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.
It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

(1)	The ING LifeStyle Moderate Growth Model is comprised of the asset class indices that correspond to the particular asset classes in which the Portfolio invests and their benchmark weightings. See page 6 for additional information.

(2)	Since inception performance of the model and indices is shown from May 1, 2006.

(3)	Since inception performance of the model and indices is shown from May 1, 2004.

(4)	The Russell 3000® Index is an unmanaged index that measures the performance of 3,000 U.S. companies based on total market capitalization.

(5)	The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

13

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)
As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2008 to December 31, 2008. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your annuity contract. Expenses would have been higher if such charges were included.
Actual Expenses
The first section of the table shown, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table shown, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning			Expenses Paid	Beginning			Expenses Paid
	Account	Ending	Annualized	During	Account	Ending	Annualized	During the
	Value	Account Value	Expense	Period Ended	Value	Account Value	Expense	Period Ended
	July 1, 2008	December 31, 2008	Ratio*	December 31, 2008**	July 1, 2008	December 31, 2008	Ratio*	December 31, 2008**
ING LifeStyle Aggressive Growth Portfolio
Class ADV	$1,000.00	$653.80	0.76%	$3.16	$1,000.00	$1,021.32	0.76%	$3.86
Class I	1,000.00	656.20	0.16	0.67	1,000.00	1,024.33	0.16	0.81
Class S	1,000.00	655.30	0.41	1.71	1,000.00	1,023.08	0.41	2.08
Class S2	1,000.00	655.20	0.56	2.33	1,000.00	1,022.32	0.56	2.85
ING LifeStyle Conservative Portfolio
Class ADV	$1,000.00	$830.20	0.76%	$3.50	$1,000.00	$1,021.32	0.76%	$3.86
Class I	1,000.00	834.40	0.16	0.74	1,000.00	1,024.33	0.16	0.81
Class S	1,000.00	831.40	0.41	1.89	1,000.00	1,023.08	0.41	2.08
Class S2	1,000.00	830.00	0.56	2.58	1,000.00	1,022.32	0.56	2.85

*	Expense ratios do not include expense of underlying Portfolios.

**	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half-year.

14

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (CONTINUED)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning			Expenses Paid	Beginning			Expenses Paid
	Account	Ending	Annualized	During	Account	Ending	Annualized	During the
	Value	Account Value	Expense	Period Ended	Value	Account Value	Expense	Period Ended
	July 1, 2008	December 31, 2008	Ratio*	December 31, 2008**	July 1, 2008	December 31, 2008	Ratio*	December 31, 2008**
ING LifeStyle Growth Portfolio
Class ADV	$1,000.00	$695.10	0.76%	$3.24	$1,000.00	$1,021.32	0.76%	$3.86
Class I	1,000.00	696.60	0.16	0.68	1,000.00	1,024.33	0.16	0.81
Class S	1,000.00	696.00	0.41	1.75	1,000.00	1,023.08	0.41	2.08
Class S2	1,000.00	696.00	0.56	2.39	1,000.00	1,022.32	0.56	2.85
ING LifeStyle Moderate Portfolio
Class ADV	$1,000.00	$780.50	0.76%	$3.40	$1,000.00	$1,021.32	0.76%	$3.86
Class I	1,000.00	784.00	0.16	0.72	1,000.00	1,024.33	0.16	0.81
Class S	1,000.00	782.50	0.41	1.84	1,000.00	1,023.08	0.41	2.08
Class S2	1,000.00	781.90	0.56	2.51	1,000.00	1,022.32	0.56	2.85
ING LifeStyle Moderate Growth Portfolio
Class ADV	$1,000.00	$736.50	0.76%	$3.32	$1,000.00	$1,021.32	0.76%	$3.86
Class I	1,000.00	738.20	0.16	0.70	1,000.00	1,024.33	0.16	0.81
Class S	1,000.00	737.70	0.41	1.79	1,000.00	1,023.08	0.41	2.08
Class S2	1,000.00	737.20	0.56	2.45	1,000.00	1,022.32	0.56	2.85

*	Expense ratios do not include expense of underlying Portfolios.

**	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half-year.

15

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Shareholders and Board of Trustees
ING Investors Trust
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of ING LifeStyle Aggressive Growth Portfolio, ING LifeStyle Conservative Portfolio, ING LifeStyle Growth Portfolio, ING LifeStyle Moderate Portfolio, and ING Lifestyle Moderate Growth Portfolio, each a series of ING Investors Trust, as of December 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the transfer agent of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolios as of December 31, 2008, and the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
February 27, 2009

16

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2008

	ING	ING	ING
	LifeStyle	LifeStyle	LifeStyle
	Aggressive Growth	Conservative	Growth
	Portfolio	Portfolio	Portfolio
ASSETS:
Investments in affiliated underlying funds*	791,748,467	132,726,153	3,037,074,299
Fund shares sold receivable	2,189,492	328,794	4,812,098
Prepaid expenses	5,320	—	15,148
Reimbursement due from manager	268,840	39,295	336,566

Total assets	794,212,119	133,094,242	3,042,238,111

LIABILITIES:
Payable for investments in affiliated underlying funds purchased	2,188,888	328,794	4,812,098
Payable for fund shares redeemed	604	—	—
Payable to affiliates	449,897	69,204	1,396,557
Payable for trustee fees	30,769	313	36,495
Other accrued expenses and liabilities	148,958	6,212	291,103

Total liabilities	2,819,116	404,523	6,536,253

NET ASSETS	$791,393,003	$132,689,719	$3,035,701,858

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$1,308,892,096	$132,702,610	$4,598,605,672
Undistributed net investment income	23,848,330	1,806,292	102,256,020
Accumulated net realized loss on investments	(83,395,003)	(1,262,384)	(328,559,582)
Net unrealized depreciation on investments	(457,952,420)	(556,799)	(1,336,600,252)

NET ASSETS	$791,393,003	$132,689,719	$3,035,701,858

* Cost of investments in affiliated underlying funds	$1,249,700,887	$133,282,952	$4,373,674,551

Class ADV:
Net assets	$538	$809	$13,231
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	75	102	1,664
Net asset value and redemption price per share	$7.17	$7.97	$7.95
Class I:
Net assets	$10,498,704	$809	$24,912,865
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	1,457,677	101	3,123,933
Net asset value and redemption price per share	$7.20	$8.01	$7.97
Class S:
Net assets	$778,130,339	$132,687,297	$3,001,201,800
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	108,367,093	16,606,692	377,774,911
Net asset value and redemption price per share	$7.18	$7.99	$7.94
Class S2:
Net assets	$2,763,422	$804	$9,573,962
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	386,188	101	1,208,876
Net asset value and redemption price per share	$7.16	$7.96	$7.92
See Accompanying Notes to Financial Statements

17

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2008

	ING	ING
	LifeStyle	LifeStyle
	Moderate	Moderate Growth
	Portfolio	Portfolio
ASSETS:
Investments in affiliated underlying funds*	1,479,938,084	2,545,263,870
Receivables:
Investments in affiliated underlying funds sold	1,335,103	—
Fund shares sold	73,631	368,405
Prepaid expenses	5,099	11,636
Reimbursement due from manager	116,533	293,806

Total assets	1,481,468,450	2,545,937,717

LIABILITIES:
Payable for investments in affiliated underlying funds purchased	—	293,177
Payable for fund shares redeemed	1,408,734	75,228
Payable to affiliates	642,451	1,184,190
Payable for trustee fees	10,491	27,053
Other accrued expenses and liabilities	105,457	222,150

Total liabilities	2,167,133	1,801,798

NET ASSETS	$1,479,301,317	$2,544,135,919

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$1,920,252,596	$3,571,459,277
Undistributed net investment income	62,979,890	99,363,546
Accumulated net realized loss on investments	(69,231,258)	(166,202,025)
Net unrealized depreciation on investments	(434,699,911)	(960,484,879)

NET ASSETS	$1,479,301,317	$2,544,135,919

* Cost of investments in affiliated underlying funds	$1,914,637,995	$3,505,748,749

Class ADV:
Net assets	$946	$676
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	107	82
Net asset value and redemption price per share	$8.81	$8.27
Class I:
Net assets	$10,898,479	$16,018,646
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	1,233,158	1,929,012
Net asset value and redemption price per share	$8.84	$8.30
Class S:
Net assets	$1,457,083,906	$2,516,969,029
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	165,510,766	304,216,231
Net asset value and redemption price per share	$8.80	$8.27
Class S2:
Net assets	$11,317,986	$11,147,568
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	1,290,230	1,352,111
Net asset value and redemption price per share	$8.77	$8.24
See Accompanying Notes to Financial Statements

18

STATEMENTS OF OPERATIONS for the Year Ended December 31, 2008

	ING
	LifeStyle	ING	ING
	Aggressive	LifeStyle	LifeStyle
	Growth	Conservative	Growth
	Portfolio	Portfolio	Portfolio
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$17,174,109	$1,651,738	$82,009,225

Total investment income	17,174,109	1,651,738	82,009,225

EXPENSES:
Investment management fees	1,562,860	31,221	5,193,457
Distribution and service fees:
Class ADV	8	8	18
Class S	2,748,117	55,747	9,164,650
Class S2	17,724	8	57,642
Transfer agent fees	6,837	4,371	11,444
Shareholder reporting expense	79,443	1,756	201,661
Registration fees	835	29	2,234
Professional fees	112,824	7,619	296,397
Custody and accounting expense	108,012	1,341	311,703
Trustee fees	48,843	320	119,209
Offering expense	—	53,722	—
Miscellaneous expense	22,709	5,630	53,326

Total expenses	4,708,212	161,772	15,411,741
Net waived and reimbursed fees	(209,305)	(70,331)	(369,781)

Net expenses	4,498,907	91,441	15,041,960

Net investment income	12,675,202	1,560,297	66,967,265

REALIZED AND UNREALIZED GAIN (LOSS) ON AFFILIATED UNDERLYING FUNDS:
Capital gain distributions from affiliated underlying funds	69,798,657	272,569	202,803,607
Net realized loss on sale of affiliated underlying funds	(141,784,927)	(1,288,922)	(493,310,174)

Net realized loss on affiliated underlying funds	(71,986,270)	(1,016,353)	(290,506,567)
Net change in unrealized appreciation or depreciation on affiliated underlying funds	(509,793,922)	(556,740)	(1,425,348,598)

Net realized and unrealized loss on affiliated underlying funds	(581,780,192)	(1,573,093)	(1,715,855,165)

Decrease in net assets resulting from operations	$(569,104,990)	$(12,796)	$(1,648,887,900)

See Accompanying Notes to Financial Statements

19

STATEMENTS OF OPERATIONS for the Year Ended December 31, 2008

	ING	ING
	LifeStyle	LifeStyle
	Moderate	Moderate Growth
	Portfolio	Portfolio
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$53,554,133	$81,288,050

Total investment income	53,554,133	81,288,050

EXPENSES:
Investment management fees	2,146,504	4,159,671
Distribution and service fees:
Class ADV	9	8
Class S	3,771,143	7,348,456
Class S2	75,000	73,156
Transfer agent fees	6,916	9,211
Shareholder reporting expense	65,786	148,761
Registration fees	729	1,752
Professional fees	123,580	251,232
Custody and accounting expense	127,431	238,508
Trustee fees	64,558	108,231
Miscellaneous expense	17,950	41,684

Total expenses	6,399,606	12,380,670
Net waived and reimbursed fees	(136,895)	(295,710)

Net expenses	6,262,711	12,084,960

Net investment income	47,291,422	69,203,090

REALIZED AND UNREALIZED GAIN (LOSS) ON AFFILIATED UNDERLYING FUNDS:
Capital gain distributions from affiliated underlying funds	57,294,423	134,971,829
Net realized loss on sale of affiliated underlying funds	(107,942,344)	(266,786,690)

Net realized loss on affiliated underlying funds	(50,647,921)	(131,814,861)
Net change in unrealized appreciation or depreciation on affiliated underlying funds	(463,068,792)	(1,046,151,221)

Net realized and unrealized loss on affiliated underlying funds	(513,716,713)	(1,177,966,082)

Decrease in net assets resulting from operations	$(466,425,291)	$(1,108,762,992)

See Accompanying Notes to Financial Statements

20

STATEMENTS OF CHANGES IN NET ASSETS

	ING LifeStyle		ING LifeStyle
	Aggressive Growth Portfolio		Conservative Portfolio
	Year Ended	Year Ended	Year Ended	October 31, 2007(1)
	December 31,	December 31,	December 31,	to December 31,
	2008	2007	2008	2007
FROM OPERATIONS:
Net investment income	$12,675,202	$3,838,611	$1,560,297	$28
Net realized gain (loss) on affiliated underlying funds	(71,986,270)	129,203,192	(1,016,353)	—
Net change in unrealized appreciation or depreciation on affiliated underlying funds	(509,793,922)	(97,358,055)	(556,740)	(59)

Increase (decrease) in net assets resulting from operations	(569,104,990)	35,683,748	(12,796)	(31)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(8)	(3)	—	—
Class I	(266,468)	(79,569)	—	—
Class S	(18,577,368)	(7,502,047)	(47)	—
Class S2	(54,703)	(17,330)	—	—
Net realized gains:
Class ADV	(89)	(40)	—	—
Class I	(1,374,536)	(400,131)	—	—
Class S	(112,619,877)	(46,183,378)	(23)	—
Class S2	(350,713)	(106,935)	—	—

Total distributions	(133,243,762)	(54,289,433)	(70)	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	94,499,587	244,086,076	136,045,762	4,040
Reinvestment of distributions	133,243,668	54,289,344	70	—

	227,743,255	298,375,420	136,045,832	4,040
Cost of shares redeemed	(114,559,314)	(66,347,106)	(3,347,256)	—

Net increase in net assets resulting from capital share transactions	113,183,941	232,028,314	132,698,576	4,040

Net increase (decrease) in net assets	(589,164,811)	213,422,629	132,685,710	4,009

NET ASSETS:
Beginning of period	1,380,557,814	1,167,135,185	4,009	—

End of period	$791,393,003	$1,380,557,814	$132,689,719	$4,009

Undistributed net investment income at end of period	$23,848,330	$18,895,282	$1,806,292	$32

(1)	Commencement of operations
See Accompanying Notes to Financial Statements

21

STATEMENTS OF CHANGES IN NET ASSETS

	ING LifeStyle Growth Portfolio		ING LifeStyle Moderate Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
FROM OPERATIONS:
Net investment income	$66,967,265	$30,149,380	$47,291,422	$23,825,945
Net realized gain (loss) on affiliated underlying funds	(290,506,567)	249,638,853	(50,647,921)	58,749,839
Net change in unrealized appreciation or depreciation on affiliated underlying funds	(1,425,348,598)	(178,101,009)	(463,068,792)	(30,059,363)

Increase (decrease) in net assets resulting from operations	(1,648,887,900)	101,687,224	(466,425,291)	52,516,421

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(8)	(7)	(12)	(12)
Class I	(615,304)	(302,467)	(238,163)	(43,859)
Class S	(62,218,774)	(30,747,670)	(29,732,765)	(16,893,534)
Class S2	(175,069)	(115,294)	(299,162)	(165,864)
Net realized gains:
Class ADV	(52)	(27)	(33)	(19)
Class I	(1,876,935)	(704,647)	(388,919)	(49,442)
Class S	(215,397,802)	(80,351,383)	(53,211,775)	(20,532,832)
Class S2	(673,617)	(290,332)	(558,589)	(199,894)

Total distributions	(280,957,561)	(112,511,827)	(84,429,418)	(37,885,456)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	809,369,920	1,159,950,316	666,752,122	431,468,561
Reinvestment of distributions	280,957,501	112,511,758	84,429,373	37,885,389

	1,090,327,421	1,272,462,074	751,181,495	469,353,950
Cost of shares redeemed	(127,921,197)	(54,034,940)	(75,700,507)	(70,306,580)

Net increase in net assets resulting from capital share transactions	962,406,224	1,218,427,134	675,480,988	399,047,370

Net increase (decrease) in net assets	(967,439,237)	1,207,602,531	124,626,279	413,678,335

NET ASSETS:
Beginning of year	4,003,141,095	2,795,538,564	1,354,675,038	940,996,703

End of year	$3,035,701,858	$4,003,141,095	$1,479,301,317	$1,354,675,038

Undistributed net investment income at end of year	$102,256,020	$63,000,680	$62,979,890	$30,259,353

See Accompanying Notes to Financial Statements

22

STATEMENTS OF CHANGES IN NET ASSETS

	ING LifeStyle Moderate
	Growth Portfolio
	Year Ended	Year Ended
	December 31,	December 31,
	2008	2007
FROM OPERATIONS:
Net investment income	$69,203,090	$39,317,207
Net realized gain (loss) on affiliated underlying funds	(131,814,861)	159,452,661
Net change in unrealized appreciation or depreciation on affiliated underlying funds	(1,046,151,221)	(93,716,527)

Increase (decrease) in net assets resulting from operations	(1,108,762,992)	105,053,341

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(11)	(10)
Class I	(376,764)	(163,001)
Class S	(58,035,241)	(31,652,732)
Class S2	(275,405)	(132,552)
Net realized gains:
Class ADV	(44)	(25)
Class I	(825,033)	(272,609)
Class S	(141,341,323)	(58,091,389)
Class S2	(694,914)	(231,233)

Total distributions	(201,548,735)	(90,543,551)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	677,620,065	810,925,372
Reinvestment of distributions	201,548,681	90,543,479

	879,168,746	901,468,851
Cost of shares redeemed	(95,723,554)	(45,338,741)

Net increase in net assets resulting from capital share transactions	783,445,192	856,130,110

Net increase (decrease) in net assets	(526,866,535)	870,639,900

NET ASSETS:
Beginning of year	3,071,002,454	2,200,362,554

End of year	$2,544,135,919	$3,071,002,454

Undistributed net investment income at end of year	$99,363,546	$58,679,240

See Accompanying Notes to Financial Statements

23

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions									Ratios to average net assets				Supplemental data
													Net
													asset			Expenses
													value,			net of fee		Investment
	Net asset			Net									end		Expenses	waivers	Expenses	income (loss)	Net
	value,	Net		realized				From		From			of		before	and/or	net of all	net of all	assets,
	beginning	investment		and	Total from	From net		net		return			year	Total	reductions/	recoupments,	reductions/	reductions/	end of	Portfolio
	of year or	income		unrealized	investment	investment		realized		of	Total		or	Return	additions	if any	additions	additions	year or	turnover
	period	(loss)		gain (loss)	operations	income		gains		capital	distributions		period	(1)	(2)(3)(4)	(2)(3)(4)	(2)(3)(4)	(2)(3)(4)	period	rate
Year or period ended	($)	($)		($)	($)	($)		($)		($)	($)		($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING LifeStyle Aggressive Growth Portfolio
Class ADV
12-31-08	13.89	0.13	·	(5.58)	(5.45)	0.10		1.17		—	1.27		7.17	(42.06)	0.92	0.76	0.76	1.17	1	90
12-31-07	14.06	0.01		0.38	0.39	0.04		0.52		—	0.56		13.89	2.59	0.91	0.74	0.74	0.08	1	35
04-28-06(5) - 12-30-06	13.43	(0.01)		0.96	0.95	0.02		0.30		—	0.32		14.06	7.33	0.91	0.74	0.74	(0.15)	1	24
Class I
12-31-08	14.01	0.15	·	(5.56)	(5.41)	0.23		1.17		—	1.40		7.20	(41.68)	0.17	0.16	0.16	1.44	10,499	90
12-31-07	14.11	0.08	·	0.44	0.52	0.10		0.52		—	0.62		14.01	3.52	0.16	0.14	0.14	0.53	15,344	35
04-28-06(5) - 12-31-06	13.43	0.03	·	0.97	1.00	0.02		0.30		—	0.32		14.11	7.71	0.16	0.14	0.14	0.35	6,928	24
Class S
12-31-08	13.96	0.12	·	(5.54)	(5.42)	0.19		1.17		—	1.36		7.18	(41.79)	0.42	0.41	0.41	1.13	778,130	90
12-31-07	14.08	0.03		0.46	0.49	0.09		0.52		—	0.61		13.96	3.25	0.41	0.39	0.39	0.29	1,360,885	35
12-31-06	12.22	0.02	·	2.16	2.18	0.02		0.30		—	0.32		14.08	18.13	0.35	0.32	0.32	0.18	1,157,676	24
12-31-05	11.37	0.04	·	0.84	0.88	0.01		0.02		—	0.03		12.22	7.77	0.16	0.14	0.14	0.31	678,699	48
05-03-04(5) - 12-31-04	10.06	0.02		1.29	1.31	—		—		—	—		11.37	13.02	0.19	0.14	0.14	0.62	213,366	23
Class S2
12-31-08	13.93	0.10	·	(5.52)	(5.42)	0.18		1.17		—	1.35		7.16	(41.86)	0.67	0.56	0.56	0.91	2,763	90
12-31-07	14.07	0.00·,	*	0.47	0.47	0.09		0.52		—	0.61		13.93	3.11	0.66	0.54	0.54	0.01	4,327	35
05-04-06(5) - 12-31-06	13.52	0.00·,	*	0.87	0.87	0.02		0.30		—	0.32		14.07	6.70	0.66	0.54	0.54	0.02	2,530	24
ING LifeStyle Conservative Portfolio
Class ADV
12-31-08	9.92	0.29	·	(2.24)	(1.95)	—		0.00	*	—	0.00	*	7.97	(19.66)	1.23	0.76	0.76	3.11	1	68
10-31-07(5) - 12-31-07	10.00	0.06		(0.14)	(0.08)	—		—		—	—		9.92	(0.80)	36.24	0.74	0.74	3.83	1	3
Class I
12-31-08	9.93	0.39	·	(2.31)	(1.92)	0.00	*	0.00	*	—	0.00	*	8.01	(19.33)	0.48	0.16	0.16	4.25	1	68
10-31-07(5) - 12-31-07	10.00	0.08		(0.15)	(0.07)	—		—		—	—		9.93	(0.70)	35.49	0.14	0.14	5.01	1	3
Class S
12-31-08	9.92	0.54	·	(2.47)	(1.93)	0.00	*	0.00	*	—	0.00	*	7.99	(19.45)	0.73	0.41	0.41	7.00	132,686	68
10-31-07(5) - 12-31-07	10.00	0.07		(0.15)	(0.08)	—		—		—	—		9.92	(0.80)	35.74	0.39	0.39	4.47	1	3
Class S2
12-31-08	9.92	0.31	·	(2.27)	(1.96)	—		0.00	*	—	0.00	*	7.96	(19.76)	0.98	0.56	0.56	3.33	1	68
10-31-07(5) - 12-31-07	10.00	0.08		(0.16)	(0.08)	—		—		—	—		9.92	(0.80)	35.99	0.54	0.54	4.91	1	3
See Accompanying Notes to Financial Statements

24

Financial Highlights (Continued)
Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions						Ratios to average net assets				Supplemental data
										Net
										asset			Expenses
										value,			net of fee		Investment
	Net asset			Net						end		Expenses	waivers	Expenses	income (loss)	Net
	value,	Net		realized			From	From		of		before	and/or	net of all	net of all	assets,
	beginning	investment		and	Total from	From net	net	return		year	Total	reductions/	recoupments,	reductions/	reductions/	end of	Portfolio
	of year or	income		unrealized	investment	investment	realized	of	Total	or	Return	additions	if any	additions	additions	year or	turnover
	period	(loss)		gain (loss)	operations	income	gains	capital	distributions	period	(1)	(2)(3)(4)	(2)(3)(4)	(2)(3)(4)	(2)(3)(4)	period	rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING LifeStyle Growth Portfolio
Class ADV
12-31-08	13.47	0.44	·	(5.20)	(4.76)	0.10	0.66	—	0.76	7.95	(36.89)	0.92	0.76	0.76	5.20	13	83
12-31-07	13.43	0.07		0.39	0.46	0.08	0.34	—	0.42	13.47	3.33	0.91	0.74	0.74	0.55	1	37
04-28-06(5) - 12-31-06	12.92	0.06		0.75	0.81	0.06	0.24	—	0.30	13.43	6.54	0.90	0.74	0.74	0.75	1	21
Class I
12-31-08	13.57	0.22	·	(4.94)	(4.72)	0.22	0.66	—	0.88	7.97	(36.55)	0.17	0.16	0.16	2.02	24,913	83
12-31-07	13.48	0.16	·	0.42	0.58	0.15	0.34	—	0.49	13.57	4.15	0.16	0.14	0.14	1.16	38,624	37
04-28-06(5) - 12-31-06	12.92	0.11	·	0.75	0.86	0.06	0.24	—	0.30	13.48	6.94	0.16	0.14	0.14	1.31	16,877	21
Class S
12-31-08	13.52	0.20	·	(4.93)	(4.73)	0.19	0.66	—	0.85	7.94	(36.68)	0.42	0.41	0.41	1.80	3,001,202	83
12-31-07	13.45	0.12	·	0.42	0.54	0.13	0.34	—	0.47	13.52	3.89	0.41	0.39	0.39	0.88	3,952,227	37
12-31-06	11.94	0.10	·	1.71	1.81	0.06	0.24	—	0.30	13.45	15.45	0.35	0.32	0.32	0.88	2,770,370	21
12-31-05	11.25	0.12	·	0.64	0.76	0.04	0.03	—	0.07	11.94	6.81	0.16	0.14	0.14	1.09	1,387,102	43
05-03-04(5) - 12-31-04	10.07	0.08		1.10	1.18	—	—	—	—	11.25	11.72	0.19	0.14	0.14	2.67	472,708	30
Class S2
12-31-08	13.48	0.18	·	(4.91)	(4.73)	0.17	0.66	—	0.83	7.92	(36.75)	0.67	0.56	0.56	1.65	9,574	83
12-31-07	13.44	0.10	·	0.41	0.51	0.13	0.34	—	0.47	13.48	3.70	0.66	0.54	0.54	0.76	12,288	37
05-03-06(5) - 12-31-06	12.93	0.09	·	0.72	0.81	0.06	0.24	—	0.30	13.44	6.54	0.66	0.54	0.54	1.08	8,290	21
ING LifeStyle Moderate Portfolio
Class ADV
12-31-08	12.53	0.31	·	(3.50)	(3.19)	0.14	0.39	—	0.53	8.81	(26.31)	0.92	0.76	0.76	2.80	1	70
12-31-07	12.33	0.22		0.36	0.58	0.15	0.23	—	0.38	12.53	4.65	0.91	0.74	0.74	1.69	1	47
04-28-06(5) - 12-31-06	11.93	0.17	·	0.53	0.70	0.12	0.18	—	0.30	12.33	5.93	0.91	0.74	0.74	2.07	1	19
Class I
12-31-08	12.60	0.39	·	(3.52)	(3.13)	0.24	0.39	—	0.63	8.84	(25.83)	0.17	0.16	0.16	3.65	10,898	70
12-31-07	12.38	0.31	·	0.34	0.65	0.20	0.23	—	0.43	12.60	5.26	0.16	0.14	0.14	2.47	4,926	47
04-28-06(5) - 12-31-06	11.93	0.23	·	0.52	0.75	0.12	0.18	—	0.30	12.38	6.36	0.16	0.14	0.14	2.77	1,460	19
Class S
12-31-08	12.56	0.34	·	(3.50)	(3.16)	0.21	0.39	—	0.60	8.80	(26.05)	0.42	0.41	0.41	3.08	1,457,084	70
12-31-07	12.36	0.26	·	0.36	0.62	0.19	0.23	—	0.42	12.56	4.99	0.41	0.39	0.39	2.06	1,336,134	47
12-31-06	11.37	0.22	·	1.07	1.29	0.12	0.18	—	0.30	12.36	11.42	0.35	0.32	0.32	1.99	931,819	19
12-31-05	10.93	0.24	·	0.34	0.58	0.09	0.05	—	0.14	11.37	5.36	0.16	0.14	0.14	2.15	527,133	44
05-03-04(5) - 12-31-04	10.04	0.17		0.72	0.89	—	—	—	—	10.93	8.86	0.19	0.14	0.14	5.82	210,753	34
See Accompanying Notes to Financial Statements

25

Financial Highlights (Continued)
Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions						Ratios to average net assets				Supplemental data
										Net
										asset
										value,			Expenses
	Net asset			Net						end		Expenses	net of fee	Expenses	Net	Net
	value,	Net		realized			From	From		of		before	waivers	net of all	investment	assets,
	beginning	investment		and	Total from	From net	net	return		year	Total	reductions/	and/or recoupments,	reductions/	income	end of	Portfolio
	of year or	income		unrealized	investment	investment	realized	of	Total	or	Return	additions	if any	additions	(loss)	year or	turnover
	period	(loss)		gain (loss)	operations	income	gains	capital	distributions	period	(1)	(2)(3)(4)	(2)(3)(4)	(2)(3)(4)	(2)(3)(4)	period	rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING LifeStyle Moderate Portfolio (Continued)
Class S2
12-31-08	12.52	0.31	·	(3.46)	(3.15)	0.21	0.39	—	0.60	8.77	(26.12)	0.67	0.56	0.56	2.83	11,318	70
12-31-07	12.35	0.25	·	0.34	0.59	0.19	0.23	—	0.42	12.52	4.76	0.66	0.54	0.54	1.96	13,614	47
05-09-06(5) - 12-31-06	12.05	0.19	·	0.41	0.60	0.12	0.18	—	0.30	12.35	5.05	0.66	0.54	0.54	2.30	7,717	19
ING LifeStyle Moderate Growth Portfolio
Class ADV
12-31-08	12.89	0.22	·	(4.17)	(3.95)	0.13	0.53	—	0.66	8.27	(31.89)	0.92	0.76	0.76	1.99	1	74
12-31-07	12.78	0.14		0.39	0.53	0.12	0.30	—	0.42	12.89	4.10	0.91	0.74	0.74	1.11	1	37
04-28-06(5) - 12-31-06	12.30	0.12		0.67	0.79	0.11	0.20	—	0.31	12.78	6.62	0.91	0.74	0.74	1.49	1	20
Class I
12-31-08	12.98	0.29	·	(4.20)	(3.91)	0.24	0.53	—	0.77	8.30	(31.47)	0.17	0.16	0.16	2.65	16,019	74
12-31-07	12.83	0.24	·	0.39	0.63	0.18	0.30	—	0.48	12.98	4.86	0.16	0.14	0.14	1.86	17,903	37
04-28-06(5) - 12-31-06	12.30	0.21	·	0.63	0.84	0.11	0.20	—	0.31	12.83	7.03	0.16	0.14	0.14	2.68	6,164	20
Class S
12-31-08	12.94	0.25	·	(4.17)	(3.92)	0.22	0.53	—	0.75	8.27	(31.64)	0.42	0.41	0.41	2.33	2,516,969	74
12-31-07	12.80	0.20	·	0.40	0.60	0.16	0.30	—	0.46	12.94	4.66	0.41	0.39	0.39	1.50	3,036,787	37
12-31-06	11.58	0.17	·	1.36	1.53	0.11	0.20	—	0.31	12.80	13.43	0.35	0.32	0.32	1.47	2,189,016	20
12-31-05	11.07	0.20	·	0.43	0.63	0.07	0.05	—	0.12	11.58	5.80	0.16	0.14	0.14	1.76	1,257,476	41
05-03-04(5) - 12-31-04	10.02	0.14		0.91	1.05	—	—	—	—	11.07	10.48	0.19	0.14	0.14	4.63	452,111	35
Class S2
12-31-08	12.91	0.23	·	(4.16)	(3.93)	0.21	0.53	—	0.74	8.24	(31.76)	0.67	0.56	0.56	2.07	11,148	74
12-31-07	12.80	0.20	·	0.38	0.58	0.17	0.30	—	0.47	12.91	4.49	0.66	0.54	0.54	1.50	16,312	37
05-02-06(5) - 12-31-06	12.34	0.17	·	0.60	0.77	0.11	0.20	—	0.31	12.80	6.44	0.66	0.54	0.54	2.09	5,182	20

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)	Expense ratios reflect operating expenses of a Portfolio. Expenses before reductions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage commission recapture arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor but prior to reductions from brokerage commission recapture arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(4)	Expense ratios do not include expenses of Underlying Funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

(5)	Commencement of operations.

·	Calculated using average number of shares outstanding throughout the period.

*	Amount is less than $0.005.
See Accompanying Notes to Financial Statements

26

NOTES TO FINANCIAL STATEMENTS as of December 31, 2008
NOTE 1 — ORGANIZATION
Organization. ING Investors Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”) as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 3, 1988. At December 31, 2008 the Trust had fifty-nine active separate investment series. The five Portfolios included in this report are: ING LifeStyle Aggressive Growth Portfolio (“Aggressive Growth”), ING LifeStyle Conservative Portfolio (“Conservative”), ING LifeStyle Growth Portfolio (“Growth”), ING LifeStyle Moderate Portfolio (“Moderate”) and ING LifeStyle Moderate Growth Portfolio (“Moderate Growth”), (each, a “Portfolio” and collectively, the “Portfolios”). Each Portfolio is a diversified series of the Trust.
Each Portfolio offers the four following classes of shares: Class ADV, Class I, Class S and Class S2. The separate classes of shares differ principally in the distribution fees, shareholder servicing fees and transfer agency fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Portfolios and earn income and realized gains/losses from the Portfolios pro rata based on the average daily net assets of each class, without distinction between share classes. Common expenses of the Portfolios (including custodial asset-based fees, legal and audit fees, printing and mailing expenses, transfer agency out-of-pocket expenses, and fees and expenses of the independent trustees) are allocated to each Portfolio in proportion to its average net assets. Expenses directly attributable to a particular Portfolio (including advisory, administration, custodial transaction-based, registration, other professional, distribution and/or service fees, certain taxes, and offering costs) are charged directly to that Portfolio. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.
Shares of the Portfolios are currently being offered only to participating insurance companies for allocation to certain of their separate accounts established for the purpose of funding variable annuity contracts and variable life insurance policies issued by the participating insurance companies.
The Trust is intended to serve as an investment option for (i) variable life insurance policies and variable annuity contracts (“Variable Contracts”) offered by insurance companies, and (ii) certain qualified pension and retirement plans, as permitted under the federal tax rules. The Trust currently functions as an investment option for contracts and policies offered by ING USA Annuity and Life Insurance Company (“ING USA”), ReliaStar Life Insurance Company, an indirect, wholly- owned subsidiary of ING Groep N.V. (“ING Groep”), United Life Annuities, an indirect, wholly-owned subsidiary of ING USA and ReliaStar Life Insurance Company of New York, an indirect, wholly-owned subsidiary of ING USA. ING Groep is one of the largest financial services organizations in the world, and offers an array of banking, insurance and asset management services to both individuals and institutional investors. The Trust is also an investment option for contracts offered by the Security Equity Life Insurance Company, which is not an affiliate of ING.
On October 19, 2008, ING Groep announced that it reached an agreement with the Dutch government to strengthen its capital position, creating a strong buffer to navigate the current market and economic environment. ING Groep will issue non-voting core Tier-1 securities for a total consideration of EUR 10 billion to the Dutch State. The transaction boosts ING Bank’s core Tier-1 ratio, strengthens the insurance balance sheet and reduces ING Groep’s Debt/Equity ratio.
Each Portfolio seeks to achieve its investment objective by investing in other ING Funds (“Underlying Funds”) and uses asset allocation strategies to determine how much to invest in the Underlying Funds.
The investment objective of Aggressive Growth is growth of capital. Aggressive Growth invests in a combination of Underlying Funds according to a fixed formula that over time should reflect an allocation of approximately 100% in equity securities.
The investment objective of Conservative is growth of capital and current income. Conservative invests in a combination of Underlying Funds according to a fixed formula that over time should reflect an allocation of approximately 30% in equity securities and 70% in fixed-income securities and cash.
The investment objective for Growth is growth of capital and some current income. Growth invests in a combination of Underlying Funds according to a fixed formula that over time should reflect an allocation of approximately 80% in equity securities and 20% in fixed-income securities.
The investment objective of Moderate is growth of capital and current income. Moderate invests in a combination of Underlying Funds according to a fixed

27

NOTES TO FINANCIAL STATEMENTS as of December 31, 2008 (continued)
NOTE 1 — ORGANIZATION (continued)
formula that over time should reflect an allocation of approximately 50% in equity securities and 50% in fixed-income securities.
The investment objective of Moderate Growth is growth of capital and a low to moderate level of current income. Moderate Growth invests in a combination of Underlying Funds according to a fixed formula that over time should reflect an allocation of approximately 65% in equity securities and 35% in fixed-income securities.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles for investment companies.
A.	Security Valuation. The valuation of each Portfolio’s investments in its Underlying Funds is based on the net asset value of the Underlying Funds each business day.

Effective for fiscal years beginning after November 15, 2007, Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements”, establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1”, inputs other than quoted prices for an asset that are observable are classified as “Level 2” and unobservable inputs, including the investment adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3”. The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Portfolios’ investments under these levels of classification is included following the Portfolios of Investments.

Effective for fiscal years and interim periods ending after November 15, 2008, the FASB issued FASB Staff Position (“FSP”) No. FAS 133-1 and FASB Interpretation Number (“FIN”) 45-4, “Disclosures about Credit Derivatives and Certain Guarantees:

An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161.” The amendments to FAS 133 require enhanced disclosure regarding credit derivatives sold, including (1) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (2) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (3) the fair value of the credit derivative, and (4) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. All changes to accounting policies have been made in accordance with the FSP and incorporated for the current period as part of the Notes to Financial Statements and Portfolio of Investments.

B.	Security Transactions and Revenue Recognition. Security transactions are accounted for on trade date. Dividend income received from the affiliated funds is recognized on the ex-dividend date and is recorded as income distributions in the Statement of Operations. Capital gain distributions received from the affiliated funds are recognized on ex-dividend date and are recorded on the Statement of Operations as such. Costs used in determining realized gains and losses on the sales of investment securities are on the basis of specific identification.

C.	Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Each Portfolio distributes dividends and capital gains, if any, annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

D.	Federal Income Taxes. It is the policy of the Portfolios to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no

28

NOTES TO FINANCIAL STATEMENTS as of December 31, 2008 (continued)
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)
federal income tax provision is required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

E.	Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F.	Repurchase Agreements. Certain of the Underlying Funds may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. An Underlying Fund will always receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Underlying Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to the Underlying Fund in the event the Underlying Fund is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

G.	Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.
NOTE 3 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES
The Portfolios entered into an investment management agreement (“Investment Management Agreement”) with ING Investments, LLC (the “Investment Adviser” or “ING Investments”), an indirect, wholly-owned subsidiary of ING Groep. The Investment Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:

Portfolio	Fee
Aggressive Growth	0.14%
Conservative	0.14%
Growth	0.14%
Moderate	0.14%
Moderate Growth	0.14%
The Investment Adviser has engaged Ibbotson Associates (“Ibbotson”) and ING Investment Management Co. (“ING IM” or the “Consultant”) to each act as a consultant. Ibbotson, an asset allocation consulting firm, will perform asset allocation analyses and other related work. ING IM will perform tactical asset allocation analysis for the Investment Adviser. ING Investments pays the consultant an annual fee of $200,000 for its services. The Investment Adviser retains sole authority over the allocation of each Portfolio’s assets and the selection of the particular Underlying Funds in which a Portfolio will invest. The Investment Adviser has accordingly established an Asset Allocation Committee to review Ibbotson and ING IM’s analyses and determine the asset allocation for each Portfolio.
ING Funds Services, LLC (the “Administrator”), an indirect, wholly-owned subsidiary of ING Groep, acts as administrator and provides certain administrative and shareholder services necessary for the Portfolios’ operations and is responsible for the supervision of other service providers. The Administrator receives no compensation for its services.
NOTE 4 — INVESTMENTS IN AFFILIATED UNDERLYING FUNDS
For the year ended December 31, 2008, the cost of purchases and the proceeds from the sales of the Underlying Funds were as follows:

	Purchases	Sales
Aggressive Growth	$1,019,916,567	$1,025,520,692
Conservative	151,924,701	17,629,465
Growth	3,857,393,230	3,099,192,582
Moderate	1,725,362,548	1,083,203,140
Moderate Growth	2,869,559,485	2,211,665,315

29

NOTES TO FINANCIAL STATEMENTS as of December 31, 2008 (continued)
NOTE 5 — DISTRIBUTION AND SERVICE FEES
The Trust has entered into a Shareholder Service Plan (the “Agreement”) for the Class S and Class S2 shares of each Portfolio of the Trust. The Agreement compensates ING Funds Distributor, LLC (the “Distributor” or “IFD”) for the provision of shareholder services and/or account maintenance services to direct or indirect beneficial owners of Class S and Class S2 shares. Under the Plan, each Portfolio makes payments to the Distributor at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to Class S and Class S2. Each Portfolio has entered into a Rule 12b-1 Distribution Plan (the “Class S2 Plan”) with IFD on behalf of the Class S2 shares of the Portfolio. The Class S2 Plan provides that the Class S2 shares shall pay a 12b-1 distribution fee, for distribution services including payments to IFD at an annual rate of 0.25% of the average daily net assets. IFD has contractually agreed to waive a portion of its fee equal to 0.10% of each Portfolio’s average daily net assets attributable to the distribution fee paid by Class S2 shares, so that the actual fee paid is an annual rate of 0.15%. The expense waiver will continue through at least May 1, 2009. There is no guarantee that this waiver will continue after this date.
Class ADV has a Rule 12b-1 Service and Distribution Plan. Class ADV shares pay IFD a service fee of 0.25% and a distribution fee of 0.50% of each Portfolio’s average daily net assets attributable to Class ADV shares. IFD has contractually agreed to waive a portion of its fee equal to 0.15% of each Portfolio’s average daily net assets attributable to the distribution fee paid by Class ADV shares of the Portfolios, so that the actual fee paid is an annual rate of 0.35%. The expense waiver will continue through at least May 1, 2009. There is no guarantee that this waiver will continue after this date.
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At December 31, 2008, the Portfolios had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities:

		Accrued
	Accrued	Shareholder
	Investment	Service and
	Management	Distribution	Accrued
Fund	Fees	Fees	Recoupment	Total
Aggressive Growth	$88,501	$164,143	$197,253	$449,897
Conservative	14,044	25,078	30,082	69,204
Growth	339,652	627,969	428,936	1,396,557
Moderate	166,473	325,057	150,921	642,451
Moderate Growth	286,798	536,876	360,516	1,184,190
At December 31, 2008, the following indirect, wholly-owned subsidiaries of ING Groep owned more than 5% of the following Portfolios:
ING USA Annuity and Life Insurance Company —Aggressive Growth (95.14%); Conservative (96.47%); Growth (96.72%); Moderate (95.62%); Moderate Growth (96.14%).
Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because the Portfolios have a common owner that owns over 25% of the outstanding securities of the Portfolios, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Portfolios.
The Trust has adopted a Retirement Policy (“Policy”) covering all independent trustees of the Trust who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this Policy are based on an annual rate as defined in the Policy.
NOTE 7 — EXPENSE LIMITATIONS
The Investment Adviser has agreed to limit expenses, excluding interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses to the levels listed below:

Portfolio(1)(2)	Class ADV	Class I	Class S	Class S2
Aggressive Growth	0.77%	0.17%	0.42%	0.57%
Conservative	0.77%	0.17%	0.42%	0.57%
Growth	0.77%	0.17%	0.42%	0.57%
Moderate	0.77%	0.17%	0.42%	0.57%
Moderate Growth	0.77%	0.17%	0.42%	0.57%

(1)	The operating expense limits apply only at the Portfolio level and do not limit fees payable by the underlying investment companies in which the Portfolios invest.

(2)	Prior to June 2, 2008, each Portfolio’s expense limits were 0.74%, 0.14%, 0.39% and 0.54% for Class ADV, Class I, Class S and Class S2, respectively.
The Investment Adviser may at a later date recoup from a Portfolio for management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months (excluding the 36 month period prior to June 2, 2008) but only if, after such recoupment, that Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Portfolio. Outstanding reimbursement balances due to the Portfolios, if any, under their respective expense limitation agreements are reflected in Reimbursement Due from Investment Adviser on the accompanying Statements of Assets and Liabilities.

30

NOTES TO FINANCIAL STATEMENTS as of December 31, 2008 (continued)
NOTE 7 — EXPENSE LIMITATIONS (continued)
As of December 31, 2008, the cumulative amounts of reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

	December 31,
	2009	2010	2011	Total
Aggressive Growth	$226,497	$278,272	$205,760	$710,529
Conservative	—	240	70,331	70,571
Growth	433,690	666,294	358,250	1,458,234
Moderate	173,836	222,102	121,893	517,831
Moderate Growth	380,106	512,148	281,078	1,173,332
The expense limitation agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written termination of the expense limitation agreement within 90 days of the end of the then current term.
NOTE 8 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:

				Net increase				Net increase
		Reinvestment		(decrease) in		Reinvestment		(decrease) in
	Shares	of	Shares	shares	Shares	of	Shares	shares
	sold	distributions	redeemed	outstanding	sold	distributions	redeemed	outstanding
Year or period ended	#	#	#	#	($)	($)	($)	($)
ING LifeStyle Aggressive Growth Portfolio
Class ADV
12-31-08	1	—	(2)	(1)	5	—	(11)	(6)
12-31-07	—	—	—	—	—	—	—	—
Class I
12-31-08	467,070	158,398	(263,339)	362,129	5,112,501	1,641,004	(3,057,689)	3,695,816
12-31-07	1,009,322	32,497	(437,358)	604,461	14,741,504	479,653	(6,248,967)	8,972,190
Class S
12-31-08	8,212,546	12,688,322	(10,007,521)	10,893,347	88,107,868	131,197,247	(110,541,088)	108,764,027
12-31-07	15,697,802	3,644,632	(4,079,770)	15,262,664	226,555,253	53,685,426	(59,048,925)	221,191,754
Class S2
12-31-08	122,155	39,323	(86,032)	75,446	1,279,213	405,417	(960,526)	724,104
12-31-07	195,308	8,453	(72,859)	130,902	2,789,319	124,265	(1,049,214)	1,864,370
ING LifeStyle Conservative Portfolio
Class ADV
12-31-08	1	—	—	1	5	—	—	5
10-31-07(1)-12-31-07	101	—	—	101	1,010	—	—	1,010
Class I
12-31-08	—	—	—	—	—	—	—	—
10-31-07(1)-12-31-07	101	—	—	101	1,010	—	—	1,010
Class S
12-31-08	17,003,852	7	(397,268)	16,606,591	136,045,757	70	(3,347,256)	132,698,571
10-31-07(1)-12-31-07	101	—	—	101	1,010	—	—	1,010
Class S2
12-31-08	—	—	—	—	—	—	—	—
10-31-07(1)-12-31-07	101	—	—	101	1,010	—	—	1,010

(1)	Commencement of operations.

31

NOTES TO FINANCIAL STATEMENTS as of December 31, 2008 (continued)
NOTE 8 — CAPITAL SHARES (continued)

				Net increase				Net increase
		Reinvestment		(decrease) in		Reinvestment		(decrease) in
	Shares	of	Shares	shares	Shares	of	Shares	shares
	sold	distributions	redeemed	outstanding	sold	distributions	redeemed	outstanding
Year or period ended	#	#	#	#	($)	($)	($)	($)
ING LifeStyle Growth Portfolio
Class ADV
12-31-08	1,586	—	(1)	1,585	11,880	—	(12)	11,868
12-31-07	—	—	—	—	—	—	—	—
Class I
12-31-08	913,502	228,436	(864,583)	277,355	10,331,390	2,492,239	(9,893,825)	2,929,804
12-31-07	1,707,581	71,831	(184,921)	1,594,491	23,694,506	1,007,078	(2,603,516)	22,098,068
Class S
12-31-08	70,258,935	25,516,229	(10,251,098)	85,524,066	794,699,736	277,616,576	(116,086,887)	956,229,425
12-31-07	82,054,427	7,941,319	(3,665,450)	86,330,296	1,131,195,979	111,099,053	(50,034,060)	1,192,260,972
Class S2
12-31-08	385,225	78,148	(166,002)	297,371	4,326,914	848,686	(1,940,473)	3,235,127
12-31-07	367,228	29,056	(101,746)	294,538	5,059,831	405,627	(1,397,364)	4,068,094
ING LifeStyle Moderate Portfolio
Class ADV
12-31-08	24	—	(2)	22	193	—	(14)	179
12-31-07	—	—	—	—	—	—	—	—
Class I
12-31-08	958,247	57,320	(173,549)	842,018	10,963,087	627,082	(1,895,728)	9,694,441
12-31-07	349,803	7,408	(84,002)	273,209	4,411,836	93,264	(1,053,671)	3,451,429
Class S
12-31-08	58,177,988	7,602,616	(6,681,586)	59,099,018	647,816,957	82,944,541	(67,909,595)	662,851,903
12-31-07	33,328,565	2,979,806	(5,302,219)	31,006,152	419,093,940	37,426,366	(66,749,283)	389,771,023
Class S2
12-31-08	692,438	78,837	(568,094)	203,181	7,971,885	857,750	(5,895,170)	2,934,465
12-31-07	630,311	29,167	(197,489)	461,989	7,962,785	365,759	(2,503,626)	5,824,918
ING LifeStyle Moderate Growth Portfolio
Class ADV
12-31-08	1	—	(2)	(1)	5	—	(13)	(8)
12-31-07	1	—	—	1	1	—	—	1
Class I
12-31-08	947,919	111,175	(508,906)	550,188	10,079,683	1,201,797	(5,676,598)	5,604,882
12-31-07	939,483	33,148	(74,314)	898,317	12,238,174	435,571	(979,527)	11,694,218
Class S
12-31-08	59,503,528	18,495,043	(8,403,045)	69,595,526	663,092,022	199,376,565	(85,913,911)	776,554,676
12-31-07	60,173,846	6,845,471	(3,351,920)	63,667,397	786,748,371	89,744,121	(43,286,708)	833,205,784
Class S2
12-31-08	381,389	90,262	(382,839)	88,812	4,448,355	970,319	(4,133,032)	1,285,642
12-31-07	912,459	27,791	(81,747)	858,503	11,938,827	363,786	(1,072,506)	11,230,107

32

NOTES TO FINANCIAL STATEMENTS as of December 31, 2008 (continued)
NOTE 9 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
The following permanent tax differences have been reclassified as of December 31, 2008:

		Undistributed	Accumulated
		Net	Net Realized
	Paid-in	Investment	Gains /
	Capital	Income	(Losses)
Aggressive Growth	$—	$11,176,393	$(11,176,393)
Conservative	(3)	246,010	(246,007)
Growth	—	35,297,230	(35,297,230)
Moderate	—	15,699,217	(15,699,217)
Moderate Growth	—	30,168,637	(30,168,637)
Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended		Year Ended
	December 31, 2008		December 31, 2007
	Ordinary	Long-Term	Ordinary	Long-Term
	Income	Capital Gains	Income	Capital Gains
Aggressive Growth	$19,279,893	$113,963,869	$20,666,944	$33,622,489
Conservative	70	—	—	—
Growth	77,946,635	203,010,926	51,693,889	60,817,938
Moderate	32,154,511	52,274,907	23,824,510	14,060,946
Moderate Growth	69,753,197	131,795,538	47,491,581	43,051,970
The tax-basis components of distributable earnings as of December 31, 2008 were:

				Post-October
	Undistributed	Undistributed	Unrealized	Capital
	Ordinary	Long-Term	Appreciation/	Loss
	Income	Capital Gains	(Depreciation)	Deferred
Aggressive Growth	$23,848,330	$12,967,349	$(508,570,533)	$(45,744,239)
Conservative	1,811,406	26,539	(1,825,621)	(25,215)
Growth	102,256,020	66,296,726	(1,517,353,720)	(214,102,840)
Moderate	62,979,890	22,023,874	(498,283,308)	(27,671,735)
Moderate Growth	99,363,546	56,091,681	(1,086,944,508)	(95,834,077)
The Portfolios’ major tax jurisdictions are federal, Arizona, and Massachusetts. The earliest tax year that remains subject to examination by these jurisdictions is 2004.
NOTE 10 — CONCENTRATION OF INVESTMENT RISKS
The Portfolios are also affected by other kinds of risks, depending on the types of securities held or strategies used by an Underlying Fund.
Investment by Funds-of-Funds. Each of the Underlying Funds’ shares may be purchased by other investment companies. In some cases, an Underlying Fund may experience large inflows or redemptions due to allocations or rebalancing. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. The Investment Adviser will monitor transactions by each Underlying Fund and will attempt to minimize any adverse effects on the Underlying Funds and the Portfolios as a result of these transactions. So long as an Underlying Fund accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.
Asset Allocation. Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from the historical performance and the assumptions used to form the asset allocations for the Portfolios. Furthermore, the Investment Adviser’s allocation of a Portfolio’s assets may not anticipate market trends successfully. Assets will be allocated among Underlying Funds and markets based on judgments made by the Investment Adviser. There is a risk that the Portfolios may allocate assets to an asset class or market that underperforms other Underlying Funds. For example, a Portfolio may be underweighted in assets or a market that is experiencing significant returns or overweighted in assets or a market with significant declines.
Foreign Securities. Investments in foreign securities may entail risks not present in domestic investments. Since securities in which an Underlying Fund may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Underlying Funds. Foreign investments may also subject the Underlying Funds to foreign

33

NOTES TO FINANCIAL STATEMENTS as of December 31, 2008 (continued)
NOTE 10 — CONCENTRATION OF INVESTMENT RISKS (continued)
government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-a-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of the Underlying Funds’ investments.
Emerging Markets Investments. Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries.
NOTE 11 — OTHER ACCOUNTING PRONOUNCEMENT
On March 19, 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (“SFAS No. 161”), “Disclosure about Derivative Instruments and Hedging Activities.” This new accounting statement requires enhanced disclosures about an entity’s derivative and hedging activities. Entities are required to provide enhanced disclosures about (a) how and why an entity invests in derivatives, (b) how derivatives are accounted for under SFAS No. 133, and (c) how derivatives affect an entity’s financial position, financial performance, and cash flows. SFAS No. 161 also requires enhanced disclosures regarding credit-risk-related contingent features of derivative instruments. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of December 31, 2008, management of the Portfolios is currently assessing the impact of the expanded financial statement disclosures that will result from adopting SFAS No. 161.
NOTE 12 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS
As discussed in earlier supplements that were previously filed with the SEC, ING Investments, the adviser to the ING Funds, has reported to the Boards of Directors/Trustees (the ''Boards’’) of the ING Funds that, like many U.S. financial services companies, ING Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. ING Investments has advised the Boards that it and its affiliates have cooperated fully with each request.
In addition to responding to regulatory and governmental requests, ING Investments reported that management of U.S. affiliates of ING Groep N.V., including ING Investments (collectively, ''ING’’), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING’s internal review related to mutual fund trading has been completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING’s variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Boards.
ING Investments has advised the Boards that most of the identified arrangements were initiated prior to ING’s acquisition of the businesses in question in the U.S. ING Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.
Based on the internal review, ING Investments has advised the Boards that the identified arrangements do not represent a systemic problem in any of the companies that were involved.
Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Boards are the only instances of such trading respecting the ING Funds.
ING Investments reported to the Boards that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, ING Investments advised the Boards that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING’s acquired

34

NOTES TO FINANCIAL STATEMENTS as of December 31, 2008 (continued)
NOTE 12 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)
companies had systemic ethical or compliance issues in these areas. Nonetheless, ING Investments reported that given ING’s refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.
•	ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the SEC. ING Investments reported to the Boards that the indemnification commitments made by ING Funds related to mutual fund trading have been settled and restitution amounts prepared by an independent consultant have been paid to the affected ING Funds.
•	ING updated its Code of Conduct for employees reinforcing its employees’ obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.
Other Regulatory Matters
The New York Attorney General and other federal and state regulators are also conducting broad inquiries and investigations involving the insurance industry. These initiatives currently focus on, among other things, compensation and other sales incentives; potential conflicts of interest; potential anti-competitive activity; reinsurance; marketing practices (including suitability); specific product types (including group annuities and indexed annuities); fund selection for investment products and brokerage sales; and disclosure. It is likely that the scope of these industry investigations will further broaden before they conclude. ING has received formal and informal requests in connection with such investigations, and is cooperating fully with each request. In connection with one such investigation, affiliates of ING Investments were named in a petition for relief and cease and desist order filed by the New Hampshire Bureau of Securities Regulation concerning their administration of the New Hampshire state employees deferred compensation plan.
Other federal and state regulators could initiate similar actions in this or other areas of ING’s businesses. These regulatory initiatives may result in new legislation and regulation that could significantly affect the financial services industry, including businesses in which ING is engaged. In light of these and other developments, ING continuously reviews whether modifications to its business practices are appropriate. At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

35

ING LifeStyle Aggressive	PORTFOLIO OF INVESTMENTS
Growth Portfolio	as of December 31, 2008

Shares				Value

AFFILIATED INVESTMENT COMPANIES: 100.0%
2,359,734		ING Columbia Small Cap Value II Portfolio — Class I		$16,187,773
5,836,877		ING Disciplined International SmallCap Fund — Class I		31,577,504
2,023,943		ING Disciplined Small Cap Value Portfolio — Class I		12,224,617
1,846,690		ING FMRSM Diversified Mid Cap Portfolio — Class I		15,826,130
2,390,628		ING Global Real Estate Portfolio — Class I		17,021,271
5,770,715		ING Goldman Sachs Commodity Strategy Portfolio — Class I		32,316,493
6,139,048		ING International Index Portfolio — Class I		39,351,300
3,053,375		ING Janus Contrarian Portfolio — Class I		23,907,925
1,904,326		ING JPMorgan Emerging Markets Equity Portfolio — Class I		22,928,082
1,916,509		ING JPMorgan Small Cap Equity Portfolio — Class I		16,232,829
4,022,448		ING JPMorgan Value Opportunities Portfolio — Class I		23,893,341
8,258,524		ING Julius Baer Foreign Portfolio — Class I		77,630,124
809,618	@	ING Legg Mason Partners Aggressive Growth Portfolio — Class I		23,778,475
1,365,021		ING Marsico Growth Portfolio — Class I		15,506,640
1,526,745		ING Marsico International Opportunities Portfolio — Class I		11,755,935
3,654,853		ING Multi-Manager International Small Cap Portfolio — Class I		19,772,754
4,304,559		ING Neuberger Berman Partners Portfolio — Class I		23,718,118
3,157,367		ING Pioneer Mid Cap Value Portfolio — Class I		23,964,418
17,674,859		ING Russell Large Cap Index Portfolio — Class I		127,435,735
2,394,042		ING Russell Mid Cap Index Portfolio — Class I		15,872,500
2,073,613		ING Russell Small Cap Index Portfolio — Class I		16,070,500
715,647		ING T. Rowe Price Growth Equity Portfolio — Class I		23,387,345
3,993,981		ING Templeton Foreign Equity Portfolio — Class I		31,272,871
772,821		ING Thornburg Value Portfolio — Class I		15,750,101
3,870,496		ING Van Kampen Comstock Portfolio — Class I		27,557,931
2,173,130		ING Van Kampen Real Estate Portfolio — Class I		30,728,056
780,201		ING VP Growth and Income Portfolio — Class I		11,788,843
1,236,744	@	ING VP MidCap Opportunities Portfolio — Class I		7,915,164
2,078,531		ING VP Small Company Portfolio — Class I		24,318,812
1,922,947		ING Wells Fargo Small Cap Disciplined Portfolio — Class I		12,056,880

		Total Investments in Affiliated Investment Companies (Cost $1,249,700,887)*	100.0%	$791,748,467
		Other Assets and Liabilities — Net	(0.0)	(355,464)

		Net Assets	100.0%	$791,393,003

@	Non-income producing security.

*	Cost for federal income tax purposes is $1,300,319,000.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$—
Gross Unrealized Depreciation	(508,570,533)

Net Unrealized Depreciation	$(508,570,533)

The following table summarizes the inputs used as of December 31, 2008 in determining the Portfolio’s investments at fair value for purposes of SFAS 157:

	Investments in	Other Financial
	Securities	Instruments*
Level 1 — Quoted Prices	$791,748,467	$—
Level 2 — Other Significant Observable Inputs	—	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$791,748,467	$—

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.
See Accompanying Notes to Financial Statements

36

ING LifeStyle Conservative	PORTFOLIO OF INVESTMENTS
Portfolio	as of December 31, 2008

Shares				Value

AFFILIATED INVESTMENT COMPANIES: 100.0%
412,568		ING BlackRock Inflation Protected Bond Portfolio — Class I		$3,869,885
247,373		ING Disciplined International SmallCap Fund — Class I		1,338,290
913,508		ING Emerging Markets Fixed Income Fund — Class I		6,577,257
78,219		ING FMRSM Diversified Mid Cap Portfolio — Class I		670,340
489,098		ING Goldman Sachs Commodity Strategy Portfolio — Class I		2,737,210
208,108		ING International Index Portfolio — Class I		1,333,970
172,497		ING Janus Contrarian Portfolio — Class I		1,350,653
454,397		ING JPMorgan Value Opportunities Portfolio — Class I		2,699,117
560,061		ING Julius Baer Foreign Portfolio — Class I		5,264,572
128,818		ING Lehman Brothers U.S. Aggregate Bond Index Portfolio — Class I		1,303,634
636,504		ING Limited Maturity Bond Portfolio — Class I		6,543,264
3,918,208		ING Liquid Assets Portfolio — Class I		3,918,208
115,691		ING Marsico Growth Portfolio — Class I		1,314,254
172,542		ING Marsico International Opportunities Portfolio — Class I		1,328,575
247,681		ING Multi-Manager International Small Cap Portfolio — Class I		1,339,956
243,230		ING Neuberger Berman Partners Portfolio — Class I		1,340,197
739,358		ING Oppenheimer Strategic Income Portfolio — Class I		6,624,650
2,643,689		ING PIMCO Core Bond Portfolio — Class I		30,323,117
1,008,472		ING PIMCO High Yield Portfolio — Class I		7,079,474
836,412		ING Pioneer High Yield Portfolio — Class I		5,445,040
178,294		ING Pioneer Mid Cap Value Portfolio — Class I		1,353,254
1,297,560		ING Russell Large Cap Index Portfolio — Class I		9,355,410
202,849		ING Russell Mid Cap Index Portfolio — Class I		1,344,889
40,416		ING T. Rowe Price Growth Equity Portfolio — Class I		1,320,790
169,253		ING Templeton Foreign Equity Portfolio — Class I		1,325,250
65,473		ING Thornburg Value Portfolio — Class I		1,334,345
374,771		ING Van Kampen Comstock Portfolio — Class I		2,668,366
97,196		ING Van Kampen Real Estate Portfolio — Class I		1,374,352
1,645,880		ING VP Intermediate Bond Portfolio — Class I		18,236,354
314,294	@	ING VP MidCap Opportunities Portfolio — Class I		2,011,480

		Total Investments in Affiliated Investment Companies (Cost $133,282,952)*	100.0%	$132,726,153
		Other Assets and Liabilities — Net	(0.0)	(36,434)

		Net Assets	100.0%	$132,689,719

@	Non-income producing security.

*	Cost for federal income tax purposes is $134,551,774.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$660,676
Gross Unrealized Depreciation	(2,486,297)

Net Unrealized Depreciation	$(1,825,621)

The following table summarizes the inputs used as of December 31, 2008 in determining the Portfolio’s investments at fair value for purposes of SFAS 157:

	Investments in	Other Financial
	Securities	Instruments*
Level 1 — Quoted Prices	$132,726,153	$—
Level 2 — Other Significant Observable Inputs	—	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$132,726,153	$—

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.
See Accompanying Notes to Financial Statements

37

PORTFOLIO OF INVESTMENTS
ING LifeStyle Growth Portfolio	as of December 31, 2008

Shares				Value

AFFILIATED INVESTMENT COMPANIES: 100.0%
3,113,714		ING BlackRock Inflation Protected Bond Portfolio — Class I		$29,206,637
11,311,895		ING Columbia Small Cap Value II Portfolio — Class I		77,599,597
16,788,925		ING Disciplined International SmallCap Fund — Class I		90,828,087
7,761,746		ING Disciplined Small Cap Value Portfolio — Class I		46,880,948
14,483,687		ING Emerging Markets Fixed Income Fund — Class I		104,282,544
5,311,508		ING FMRSM Diversified Mid Cap Portfolio — Class I		45,519,628
7,303,764		ING Global Real Estate Portfolio — Class I		52,002,802
16,598,554		ING Goldman Sachs Commodity Strategy Portfolio — Class I		92,952,451
16,480,663		ING International Index Portfolio — Class I		105,641,049
7,806,531		ING Janus Contrarian Portfolio — Class I		61,125,141
3,651,627		ING JPMorgan Emerging Markets Equity Portfolio — Class I		43,965,591
3,674,857		ING JPMorgan Small Cap Equity Portfolio — Class I		31,126,041
10,284,076		ING JPMorgan Value Opportunities Portfolio — Class I		61,087,411
26,921,328		ING Julius Baer Foreign Portfolio — Class I		253,060,485
2,069,888	@	ING Legg Mason Partners Aggressive Growth Portfolio — Class I		60,792,617
7,292,678		ING Lehman Brothers U.S. Aggregate Bond Index Portfolio — Class I		73,801,898
3,926,109		ING Marsico Growth Portfolio — Class I		44,600,601
3,903,460		ING Marsico International Opportunities Portfolio — Class I		30,056,644
8,409,901		ING Multi-Manager International Small Cap Portfolio — Class I		45,497,566
11,005,400		ING Neuberger Berman Partners Portfolio — Class I		60,639,753
3,349,851		ING Oppenheimer Strategic Income Portfolio — Class I		30,014,665
10,412,954		ING PIMCO Core Bond Portfolio — Class I		119,436,587
18,306,129		ING PIMCO High Yield Portfolio — Class I		128,509,028
14,188,203		ING Pioneer High Yield Portfolio — Class I		92,365,202
8,072,277		ING Pioneer Mid Cap Value Portfolio — Class I		61,268,585
56,300,708		ING Russell Large Cap Index Portfolio — Class I		405,928,107
6,885,837		ING Russell Mid Cap Index Portfolio — Class I		45,653,099
7,952,203		ING Russell Small Cap Index Portfolio — Class I		61,629,576
1,829,615		ING T. Rowe Price Growth Equity Portfolio — Class I		59,791,824
11,487,936		ING Templeton Foreign Equity Portfolio — Class I		89,950,536
2,963,736		ING Thornburg Value Portfolio — Class I		60,400,936
10,602,298		ING Van Kampen Comstock Portfolio — Class I		75,488,365
7,602,038		ING Van Kampen Real Estate Portfolio — Class I		107,492,820
1,994,711		ING VP Growth and Income Portfolio — Class I		30,140,087
7,985,908		ING VP Intermediate Bond Portfolio — Class I		88,483,865
4,742,852	@	ING VP MidCap Opportunities Portfolio — Class I		30,354,251
7,971,101		ING VP Small Company Portfolio — Class I		93,261,882
7,374,385		ING Wells Fargo Small Cap Disciplined Portfolio — Class I		46,237,393

		Total Investments in Affiliated Investment Companies (Cost $4,373,674,551)*	100.0%	$3,037,074,299
		Other Assets and Liabilities — Net	(0.0)	(1,372,441)

		Net Assets	100.0%	$3,035,701,858

@	Non-income producing security.

*	Cost for federal income tax purposes is $4,554,428,019.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$—
Gross Unrealized Depreciation	(1,517,353,720)

Net Unrealized Depreciation	$(1,517,353,720)

See Accompanying Notes to Financial Statements

38

PORTFOLIO OF INVESTMENTS
ING LifeStyle Growth Portfolio	as of December 31, 2008 (continued)
The following table summarizes the inputs used as of December 31, 2008 in determining the Portfolio’s investments at fair value for purposes of SFAS 157:

	Investments in	Other Financial
	Securities	Instruments*
Level 1 — Quoted Prices	$3,037,074,299	$—
Level 2 — Other Significant Observable Inputs	—	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$3,037,074,299	$—

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.
See Accompanying Notes to Financial Statements

39

PORTFOLIO OF INVESTMENTS
ING LifeStyle Moderate Portfolio	as of December 31, 2008

Shares				Value

AFFILIATED INVESTMENT COMPANIES: 100.0%
4,575,705		ING BlackRock Inflation Protected Bond Portfolio — Class I		$42,920,113
3,325,198		ING Columbia Small Cap Value II Portfolio — Class I		22,810,859
5,483,374		ING Disciplined International SmallCap Fund — Class I		29,665,052
1,267,577		ING Disciplined Small Cap Value Portfolio — Class I		7,656,162
8,108,514		ING Emerging Markets Fixed Income Fund — Class I		58,381,298
1,734,748		ING FMRSM Diversified Mid Cap Portfolio — Class I		14,866,787
1,782,365		ING Global Real Estate Portfolio — Class I		12,690,439
6,776,375		ING Goldman Sachs Commodity Strategy Portfolio — Class I		37,949,158
4,613,697		ING International Index Portfolio — Class I		29,573,797
1,912,273		ING Janus Contrarian Portfolio — Class I		14,973,097
5,038,309		ING JPMorgan Value Opportunities Portfolio — Class I		29,927,558
9,309,637		ING Julius Baer Foreign Portfolio — Class I		87,510,583
507,021	@	ING Legg Mason Partners Aggressive Growth Portfolio — Class I		14,891,220
7,060,554		ING Limited Maturity Bond Portfolio — Class I		72,582,495
14,499,439		ING Liquid Assets Portfolio — Class I		14,499,439
1,282,242		ING Marsico Growth Portfolio — Class I		14,566,265
1,912,312		ING Marsico International Opportunities Portfolio — Class I		14,724,800
2,746,651		ING Multi-Manager International Small Cap Portfolio — Class I		14,859,383
4,043,780		ING Neuberger Berman Partners Portfolio — Class I		22,281,230
1,640,965		ING Oppenheimer Strategic Income Portfolio — Class I		14,703,049
19,128,450		ING PIMCO Core Bond Portfolio — Class I		219,403,324
11,210,573		ING PIMCO High Yield Portfolio — Class I		78,698,219
6,966,344		ING Pioneer High Yield Portfolio — Class I		45,350,900
2,966,027		ING Pioneer Mid Cap Value Portfolio — Class I		22,512,143
21,975,275		ING Russell Large Cap Index Portfolio — Class I		158,441,735
2,248,973		ING Russell Mid Cap Index Portfolio — Class I		14,910,688
1,947,971		ING Russell Small Cap Index Portfolio — Class I		15,096,776
448,149		ING T. Rowe Price Growth Equity Portfolio — Class I		14,645,517
5,627,997		ING Templeton Foreign Equity Portfolio — Class I		44,067,217
1,451,928		ING Thornburg Value Portfolio — Class I		29,590,294
6,232,883		ING Van Kampen Comstock Portfolio — Class I		44,378,130
3,273,905		ING Van Kampen Real Estate Portfolio — Class I		46,293,021
13,039,777		ING VP Intermediate Bond Portfolio — Class I		144,480,729
2,323,533	@	ING VP MidCap Opportunities Portfolio — Class I		14,870,613
650,872		ING VP Small Company Portfolio — Class I		7,615,207
1,204,272		ING Wells Fargo Small Cap Disciplined Portfolio — Class I		7,550,787

		Total Investments in Affiliated Investment Companies (Cost $1,914,637,995)*	100.0%	$1,479,938,084
		Other Assets and Liabilities — Net	(0.0)	(636,767)

		Net Assets	100.0%	$1,479,301,317

@	Non-income producing security.

*	Cost for federal income tax purposes is $1,978,221,392.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$1,150,364
Gross Unrealized Depreciation	(499,433,672)

Net Unrealized Depreciation	$(498,283,308)

See Accompanying Notes to Financial Statements

40

PORTFOLIO OF INVESTMENTS
ING LifeStyle Moderate Portfolio	as of December 31, 2008 (continued)
The following table summarizes the inputs used as of December 31, 2008 in determining the Portfolio’s investments at fair value for purposes of SFAS 157:

	Investments in	Other Financial
	Securities	Instruments*
Level 1 — Quoted Prices	$1,479,938,084	$—
Level 2 — Other Significant Observable Inputs	—	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$1,479,938,084	$—

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.
See Accompanying Notes to Financial Statements

41

ING LifeStyle Moderate	PORTFOLIO OF INVESTMENTS
Growth Portfolio	as of December 31, 2008

Shares				Value

AFFILIATED INVESTMENT COMPANIES: 100.0%
2,617,456		ING BlackRock Inflation Protected Bond Portfolio — Class I		$24,551,737
9,509,772		ING Columbia Small Cap Value II Portfolio — Class I		65,237,039
11,761,530		ING Disciplined International SmallCap Fund — Class I		63,629,875
2,175,083		ING Disciplined Small Cap Value Portfolio — Class I		13,137,501
10,436,377		ING Emerging Markets Fixed Income Fund — Class I		75,141,918
2,976,781		ING FMRSM Diversified Mid Cap Portfolio — Class I		25,511,016
6,142,506		ING Global Real Estate Portfolio — Class I		43,734,642
13,954,195		ING Goldman Sachs Commodity Strategy Portfolio — Class I		78,145,027
7,916,916		ING International Index Portfolio — Class I		50,747,433
6,562,672		ING Janus Contrarian Portfolio — Class I		51,385,688
2,046,391		ING JPMorgan Emerging Markets Equity Portfolio — Class I		24,638,544
8,645,504		ING JPMorgan Value Opportunities Portfolio — Class I		51,354,293
23,962,312		ING Julius Baer Foreign Portfolio — Class I		225,245,735
1,305,068	@	ING Legg Mason Partners Aggressive Growth Portfolio — Class I		38,329,855
2,423,321		ING Limited Maturity Bond Portfolio — Class I		24,911,742
4,400,553		ING Marsico Growth Portfolio — Class I		49,990,278
3,281,446		ING Marsico International Opportunities Portfolio — Class I		25,267,133
7,069,915		ING Multi-Manager International Small Cap Portfolio — Class I		38,248,242
9,251,748		ING Neuberger Berman Partners Portfolio — Class I		50,977,134
2,816,086		ING Oppenheimer Strategic Income Portfolio — Class I		25,232,127
26,261,011		ING PIMCO Core Bond Portfolio — Class I		301,213,791
17,315,616		ING PIMCO High Yield Portfolio — Class I		121,555,621
11,955,255		ING Pioneer High Yield Portfolio — Class I		77,828,711
6,786,155		ING Pioneer Mid Cap Value Portfolio — Class I		51,506,918
45,114,935		ING Russell Large Cap Index Portfolio — Class I		325,278,684
3,859,110		ING Russell Mid Cap Index Portfolio — Class I		25,585,896
3,342,615		ING Russell Small Cap Index Portfolio — Class I		25,905,264
1,538,058		ING T. Rowe Price Growth Equity Portfolio — Class I		50,263,745
9,657,367		ING Templeton Foreign Equity Portfolio — Class I		75,617,184
2,491,499		ING Thornburg Value Portfolio — Class I		50,776,756
8,912,874		ING Van Kampen Comstock Portfolio — Class I		63,459,664
5,678,133		ING Van Kampen Real Estate Portfolio — Class I		80,288,795
16,783,084		ING VP Intermediate Bond Portfolio — Class I		185,956,569
3,987,147	@	ING VP MidCap Opportunities Portfolio — Class I		25,517,740
2,233,732		ING VP Small Company Portfolio — Class I		26,134,660
2,066,493		ING Wells Fargo Small Cap Disciplined Portfolio — Class I		12,956,913

		Total Investments in Affiliated Investment Companies (Cost $3,505,748,749)*	100.0%	$2,545,263,870
		Other Assets and Liabilities — Net	(0.0)	(1,127,951)

		Net Assets	100.0%	$2,544,135,919

@	Non-income producing security.

*	Cost for federal income tax purposes is $3,632,208,378.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$5,714,476
Gross Unrealized Depreciation	(1,092,658,984)

Net Unrealized Depreciation	$(1,086,944,508)

See Accompanying Notes to Financial Statements

42

ING LifeStyle Moderate	PORTFOLIO OF INVESTMENTS
Growth Portfolio	as of December 31, 2008 (continued)
The following table summarizes the inputs used as of December 31, 2008 in determining the Portfolio’s investments at fair value for purposes of SFAS 157:

	Investments in	Other Financial
	Securities	Instruments*
Level 1 — Quoted Prices	$2,545,263,870	$—
Level 2 — Other Significant Observable Inputs	—	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$2,545,263,870	$—

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.
See Accompanying Notes to Financial Statements

43

TAX INFORMATION (Unaudited)
Dividends paid during the year ended December 31, 2008 were as follows:

		Per
		Share
Fund Name	Type	Amount
ING Lifestyle Aggressive Growth Portfolio
Class ADV	NII	$0.0991
Class I	NII	$0.2267
Class S	NII	$0.1929
Class S2	NII	$0.1824
All Classes	STCG	$0.0039
All Classes	LTCG	$1.1655
ING Lifestyle Conservative Portfolio
Class ADV	NII	$—
Class I	NII	$0.0002
Class S	NII	$0.0002
Class S2	NII	$—
All Classes	STCG	$0.0001
ING Lifestyle Growth Portfolio
Class ADV	NII	$0.0970
Class I	NII	$0.2162
Class S	NII	$0.1905
Class S2	NII	$0.1714
All Classes	STCG	$0.0452
All Classes	LTCG	$0.6143
ING Lifestyle Moderate Portfolio
Class ADV	NII	$0.1382
Class I	NII	$0.2376
Class S	NII	$0.2168
Class S2	NII	$0.2078
All Classes	STCG	$0.0135
All Classes	LTCG	$0.3745
ING Lifestyle Moderate Growth Portfolio
Class ADV	NII	$0.1332
Class I	NII	$0.2429
Class S	NII	$0.2184
Class S2	NII	$0.2108
All Classes	STCG	$0.0412
All Classes	LTCG	$0.4907

NII — Net investment income

STCG — Short-term capital gain

LTCG — Long-term capital gain

44

TAX INFORMATION (Unaudited)
Of the ordinary distributions made during the year ended December 31, 2008, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING Lifestyle Aggressive Growth Portfolio	32.59%
ING Lifestyle Conservative Portfolio	7.74%
ING Lifestyle Growth Portfolio	16.97%
ING Lifestyle Moderate Portfolio	10.74%
ING Lifestyle Moderate Growth Portfolio	12.86%
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

45

TRUSTEE AND OFFICER INFORMATION (Unaudited)
The business and affairs of the Trust are managed under the direction of the Trust’s Board. A Trustee who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Registrant and is available, without charge, upon request at (800)992-0180.

				Number of
				Portfolios
				in Fund
	Position(s)	Term of Office		Complex	Other Directorships/
	held with	and Length of	Principal Occupation(s)	Overseen	Trusteeships held by
Name, Address, and Age	Trust	Time Served(1)	during the Past 5 Years	by Trustee(2)	Director/Trustee
Independent Trustees:

Colleen D. Baldwin 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 48	Trustee	November 2007 — Present	President, National Charity League/Canaan Parish Board (June 2008 — Present) and Consultant (January 2005 — Present). Formerly, Chief Operating Officer, Ivy Asset Management Group (April 2002 — October 2004)	161	None.

John V. Boyer(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 55	Trustee	January 2005 — Present	President, Bechtler Arts Foundation (March 2008 — Present). Formerly, Consultant (July 2007 — February 2008); President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute (March 2006 — July 2007); and Executive Director, The Mark Twain House & Museum (September 1989 — November 2005).	161	None.

Patricia W. Chadwick 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 60	Trustee	January 2006 — Present	Consultant and President of self-owned company, Ravengate Partners LLC (January 2000 — Present).	161	Wisconsin Energy Corporation (June 2006 — Present).

Peter S. Drotch 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 66	Trustee	November 2007 — Present	Retired partner, PricewaterhouseCoopers, LLP.	161	First Marblehead Corporation (September 2003 — Present).

J. Michael Earley 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 63	Trustee	January 1997 — Present	Retired. Formerly, President and Chief Executive Officer, Bankers Trust Company, N.A., Des Moines (June 1992 — December 2008).	161	Bankers Trust Company, N.A. (June 1992 — Present) and Midamerica Financial Corporation (December 2002 — Present).

Patrick W. Kenny 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 65	Trustee	January 2005 — Present	President and Chief Executive Officer, International Insurance Society (June 2001 — Present).	161	Assured Guaranty Ltd. (April 2004 — Present) and Odyssey Re Holdings Corporation (November 2006 — Present).

Sheryl K. Pressler 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 58	Trustee	January 2006 — Present	Consultant (May 2001 — Present).	161	Global Alternative Asset Management, Inc. (October 2007 - Present) and Stillwater Mining Company (May 2002 — Present).

Roger B. Vincent 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 63	Trustee	January 1994 — Present	President, Springwell Corporation (March 1989 — Present).	161	UGI Corporation (February 2006 - Present) and UGI Utilities, Inc. (February 2006 - Present).

46

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

				Number of
				Portfolios
				in Fund
	Position(s)	Term of Office		Complex	Other Directorships/
	held with	and Length of	Principal Occupation(s)	Overseen	Trusteeships held by
Name, Address, and Age	Trust	Time Served(1)	during the Past 5 Years	by Trustee(2)	Director/Trustee
Trustees who are “Interested Persons”:

Robert W. Crispin(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 62	Trustee	November 2007 — Present	Retired. Chairman and Chief Investment Officer, ING Investment Management Co. (June 2001 — December 2007).	161	ING Canada Inc. (December 2004 — Present) and ING Bank, fsb (June 2001 — Present).

Shaun P. Mathews(3)(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	Trustee	November 2007 — Present	President and Chief Executive Officer, ING Investments, LLC(5) (November 2006 — Present). Formerly, President, ING Mutual Funds and Investment Products (November 2004 — November 2006); Chief Marketing Officer, ING USFS (April 2002 — October 2004); and Head of Rollover/Payout (October 2001 — December 2003).	200	ING Services Holding Company, Inc. (May 2000 — Present); Southland Life Insurance Company (June 2002 — Present); and ING Capital Corporation, LLC, ING Funds Distributor, LLC(6), ING Funds Services, LLC(7), ING Investments, LLC(5) and ING Pilgrim Funding, Inc. (December 2006 — Present).

(1)	Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee is subject to the Board’s retirement policy, which states that each Independent Trustee shall retire from service as a Trustee at the conclusion of the first regularly scheduled meeting of the Board that is held after (a) the Trustee reaches the age of 70, if that Trustee qualifies for a retirement benefit as discussed in the board’s retirement policy; or (b) the Trustee reaches the age of 72 or has served as a Trustee for 15 years, whichever comes first, if that Trustee does not qualify for the retirement benefit. A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Fund under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)	For the purposes of this table (except for Mr. Mathews), “Fund Complex” means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund, ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Advantage and Premium Opportunity Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; ING Variable Products Trust; and ING Partners, Inc.

(3)	For Mr. Mathews, the Fund Complex also includes the following investment companies: ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; ING Variable Portfolios, Inc.; ING VP Balanced Portfolio, Inc.; ING VP Intermediate Bond Portfolio; and ING VP Money Market Portfolio.

(4)	Mr. Boyer held a seat on the Board of Directors of The Mark Twian House & Museum from September 1989 to November 2005. ING Groep N.V. makes non-material, charitable contributions to The Mark Twain House & Museum.

(5)	Messrs. Mathews and Crispin are deemed to be “interested persons” of the Fund as defined in the 1940 Act because of their relationship with ING Groep, N.V., the parent corporation of the Manager, ING Investment Manager.

(6)	ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(7)	ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(8)	ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

47

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Term of Office
	Position(s) Held	and Length of	Principal Occupation(s)
Name, Address and Age	with the Trust	Time Served(1)	during the Past 5 Years
Officers:

Shaun P. Mathews(5) 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	President and Chief Executive Officer	November 2006 — Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 — Present). Formerly, President, ING Mutual Funds and Investment Products (November 2004 — November 2006); Chief Marketing Officer, ING USFS (April 2002 — October 2004); and Head of Rollover/Payout (October 2001- December 2003).

Michael J. Roland 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 50	Executive Vice President	March 2003 — Present	Head of Mutual Fund Platform (February 2007 — Present) and Executive Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (December 2001 — Present). Formerly, Executive Vice President, Head of Product Management (January 2005 — January 2007); Chief Compliance Officer, ING Investments, LLC(2) and Directed Services LLC(6) (October 2004 — December 2005); and Chief Financial Officer and Treasurer, ING Investments, LLC(2) (December 2001 — March 2005).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 58	Executive Vice President	March 2003 — Present	Executive Vice President, ING Investments, LLC(2) (July 2000 — Present) and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003 — Present).

Joseph M. O’Donnell 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	Executive Vice President and Chief Compliance Officer	March 2006 — Present November 2004 — Present	Chief Compliance Officer of the ING Funds (November 2004 — Present) and Executive Vice President of the ING Funds (March 2006 — Present). Formerly, Chief Compliance Officer of ING Investments, LLC(2) (March 2006 — July 2008); Investment Advisor Chief Compliance Officer, Directed Services LLC(6) (March 2006 — July 2008) ING Life Insurance and Annuity Company (March 2006 — December 2006); and Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 — October 2004).

Todd Modic 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 41	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 — Present	Senior Vice President, ING Funds Services, LLC(3) (March 2005 — Present). Formerly, Vice President, ING Funds Services, LLC(3) (September 2002 — March 2005).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 44	Senior Vice President	November 2003 — Present	Senior Vice President, ING Investments, LLC(2) (October 2003 — Present).

Robert Terris 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 38	Senior Vice President	May 2006 — Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC(3) (May 2006 — Present). Formerly, Vice President of Administration, ING Funds Services, LLC(3) (October 2001 — March 2006).

Ernest J. C’DeBaca 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Senior Vice President	May 2006 — Present	Chief Compliance Officer, ING Investments, LLC(2) (July 2008 — Present); Investment Advisor Chief Compliance Officer, Directed Services LLC(6) (July 2008 — Present); Head of Retail Compliance, ING Funds Distributor, LLC(4) and ING Funds Services, LLC(3), (July 2008 — Present); and Senior Vice President, ING Investments, LLC(2) (December 2006 — Present), ING Funds Services, LLC(3) (April 2006 — Present), ING Funds Distributor, LLC(4) (July 2008 — Present), and Directed Services LLC(6) (July 2008 — Present). Formerly, Counsel, ING Americas, U.S. Legal Services (January 2004 — March 2006) and Attorney-Adviser, U.S. Securities and Exchange Commission (May 2001 — December 2003).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 41	Vice President and Treasurer	November 1999 — Present	Vice President and Treasurer, ING Funds Services, LLC(3) (November 1995 — Present) and ING Investments, LLC(2) (August 1997 — Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	Vice President	February 2003 — Present	Vice President and Chief Compliance Officer, ING Funds Distributor, LLC(4) (August 1995 — Present); Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (February 1996 — Present); and Director of Compliance, ING Investments, LLC(2) (October 2004 — Present). Formerly, Chief Compliance Officer, ING Investments, LLC(2) (October 2001 — October 2004).

48

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Term of Office
	Position(s) Held	and Length of	Principal Occupation(s)
Name, Address and Age	with the Trust	Time Served(1)	during the Past 5 Years

William Evans 10 State House Square Hartford, Connecticut 06103 Age: 36	Vice President	September 2007 — Present	Vice President, Head of Mutual Fund Advisory Group (April 2007 — Present). Formerly, Vice President, U.S. Mutual Funds and Investment Products (May 2005 — April 2007) and Senior Fund Analyst, U.S. Mutual Funds and Investment Products (May 2002 — May 2005).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 50	Vice President	September 2004 — Present	Vice President, ING Funds Services, LLC(3) (September 2004 — Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (October 2001 — September 2004).

Denise Lewis 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 45	Vice President	January 2007 — Present	Vice President, ING Funds Services, LLC (December 2006 — Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 — December 2006).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Vice President	March 2006 — Present	Vice President, ING Funds Services, LLC(3) (March 2006 — Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (August 2004 — March 2006) and Manager, Registration Statements, ING Funds Services, LLC(3) (May 2003 — August 2004).

Susan P. Kinens 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 32	Assistant Vice President	January 2003 — Present	Assistant Vice President, ING Funds Services, LLC(3) (December 2002 — Present).

Craig Wheeler 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Assistant Vice President	May 2008 — Present	Assistant Vice President — Director of Tax, ING Funds Services (March 2008 — Present). Formerly, Tax Manager, ING Funds Services (March 2005 — March 2008); Tax Senior, ING Funds Services (January 2004 — March 2005); and Tax Senior, KPMG LLP (August 2002 — December 2003).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 45	Secretary	August 2003 — Present	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 — Present).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 45	Assistant Secretary	August 2003 — Present	Senior Counsel, ING Americas, U.S. Legal Services (April 2008 — Present). Formerly, Counsel, ING Americas, U.S. Legal Services (April 2003 — April 2008).

Kathleen Nichols 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 33	Assistant Secretary	May 2008 — Present	Counsel, ING Americas, U.S. Legal Services (February 2008 — Present). Formerly, Associate, Ropes & Gray LLP (September 2005 — February 2008)

(1)	The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.

(2)	ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)	ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)	ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(5)	Mr. Mathews commenced services as CEO and President of the ING Funds on November 11, 2006.

(6)	Directed Services, LLC is the successor in interest to Directed Services, Inc.

49

ADVISORY CONTRACT APPROVAL DISCUSSION (unaudited)
BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS
Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) provides that, after an initial period, the Portfolios’ existing investment advisory contract will remain in effect only if the Board of Trustees (the “Board”) of ING Investors Trust (the “Trust”), including a majority of Board members who have no direct or indirect interest in the advisory contract, and who are not “interested persons” of the Trust, as such term is defined under the 1940 Act (the “Independent Trustees”), annually review and approve the contract. Thus, at a meeting held on November 14, 2008, the Board, including a majority of the Independent Trustees, considered whether to renew the investment advisory contract (the “Advisory Contract”) between ING Investments, LLC (the “Adviser”) and the Trust, on behalf of the Portfolios.
The Independent Trustees also held separate meetings on October 24 and November 12, 2008 to consider the renewal of the Advisory Contract. As a result, subsequent references herein to factors considered and determinations made by the Independent Trustees include, as applicable, factors considered and determinations made on those earlier dates by the Independent Trustees.
At its November 14, 2008 meeting, the Board voted to renew the Advisory Contract for the Portfolios. In reaching these decisions, the Board took into account information furnished to it throughout the year at regular meetings of the Board and the Board’s committees, as well as information prepared specifically in connection with the annual renewal process. Determinations by the Independent Trustees also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the advisory contracts for all the ING Funds were considered at the same Board meeting, the Trustees considered each Portfolio’s advisory relationship separately.
Provided below is an overview of the Board’s contract approval process in general, as well as a discussion of certain specific factors that the Board considered at its renewal meeting. While the Board gave its attention to the information furnished, at its request, that was most relevant to its considerations, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to renew the Advisory Contract for the one-year period ending November 30, 2009. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio’s advisory arrangement.
Overview of the Contract Renewal and Approval Process
Several years ago, the Independent Trustees instituted a revised process by which they seek and consider relevant information when they decide whether to approve new or existing advisory arrangements for the investment companies in the ING Funds complex under their jurisdiction, including the Portfolios’ existing Advisory Contract. Among other actions, the Independent Trustees: retained the services of independent consultants with experience in the mutual fund industry to assist the Independent Trustees in working with the personnel employed by the Adviser or its affiliates who administer the Portfolios (“Management”) to identify the types of information presented to the Board to inform its deliberations with respect to advisory relationships and to help evaluate that information; established a specific format in which certain requested information is provided to the Board; and determined the process for reviewing such information in connection with the Advisory Contract renewal and approval. The end result was an enhanced process which is currently employed by the Independent Trustees to review and analyze information in connection with their annual renewal of the ING Funds’ advisory contracts, as well as their review and approval of new advisory relationships.
Since the current renewal and approval process was first implemented, the Board’s membership has changed substantially through periodic retirements of some Trustees and the appointment and election of new Trustees. In addition, throughout this period the Independent Trustees have reviewed and refined the renewal and approval process at least annually. The Board also established a Contracts Committee and two Investment Review Committees, including the International/Balanced/Fixed Income Funds Investment Review Committee (the “I/B/F IRC”). Among other matters, the Contracts Committee provides oversight with respect to the contracts renewal process, and the Portfolios are assigned to the I/B/F IRC, which provides oversight regarding, among other matters, investment performance.

50

ADVISORY CONTRACT APPROVAL DISCUSSION (unaudited) (continued)
The type and format of the information provided to the Board or to legal counsel for the Independent Trustees in connection with the contract approval and renewal process has been codified in the Portfolios’ 15(c) Methodology Guide. This Guide was developed under the direction of the Independent Trustees and sets out a blueprint pursuant to which the Independent Trustees request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of advisory contracts.
Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables (“FACT sheets”) prior to the Independent Trustees’ review of advisory arrangements (including the Portfolios’ Advisory Contract). The Independent Trustees previously retained an independent firm to verify and test the accuracy of certain FACT sheet data for a representative sample of funds in the ING Funds complex. In addition, in 2007 and 2008, the Contracts Committee employed the services of an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and proposed Selected Peer Groups of investment companies (“SPGs”) to be used by the Portfolios for certain comparison purposes during the renewal process.
As part of an ongoing process, the Contracts Committee recommends or considers recommendations from Management for refinements to the 15(c) Methodology Guide and other aspects of the review process, and the Board’s Investment Review Committees, including the I/B/F IRC, reviews benchmarks used to assess the performance of the funds in the ING Funds complex. The Investment Review Committees may apply a heightened level of scrutiny in cases where performance has lagged an ING Fund’s relevant benchmark and/or SPG.
The Board employed its process for reviewing contracts when considering the renewal of the Portfolios’ Advisory Contract that would be effective through November 30, 2009. Set forth below is a discussion of many of the Board’s primary considerations and conclusions resulting from this process.
Nature, Extent and Quality of Service
In determining whether to approve the Advisory Contract for the Portfolios for the year ending November 30, 2009, the Independent Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Portfolios by the Adviser. This included information regarding the Adviser provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.
The materials requested by and provided to the Board and/or to K&L Gates prior to the November 14, 2008 Board meeting included, among other information, the following items for each Portfolio: (1) FACT sheets that provided information regarding the performance and expenses of the Portfolio and other similarly managed funds in its SPG, as well as information regarding each Portfolio’s investment portfolio, objective and strategies; (2) reports providing risk and attribution analyses of the Portfolio; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which the Portfolios’ benchmarks and SPGs were selected and how profitability was determined; (4) responses from the Adviser to a series of questions posed by K&L Gates on behalf of the Trustees; (5) copies of the form of Advisory Contract; (6) copies of the Form ADV for the Adviser; (7) financial statements for the Adviser; (8) a draft of a narrative summary addressing key factors the Board customarily considers in evaluating the renewals of the ING Funds’ (including the Portfolios’) advisory contracts, including a written analysis for the Portfolio of how performance, fees and expenses compare to its SPG and/or designated benchmark; (9) independent analyses of Portfolio performance by the Trust’s Chief Investment Risk Officer; (10) information regarding net asset flows into and out of the Portfolio; and (11) other information relevant to the Board’s evaluations.
Class S shares of the Portfolios were used for purposes of certain comparisons between the Portfolios and their SPGs. Class S shares generally were selected so that a Portfolio’s share class with the longest performance history was compared to the analogous class of shares for each fund in its SPG. The mutual funds included in a Portfolio’s SPG were selected based upon criteria designed to mirror the Portfolio share class being compared to the SPG.
In arriving at its conclusions with respect to the Advisory Contract, the Board was mindful of the “manager-of-managers” platform of the ING Funds that has been developed by Management, under which the Adviser oversees the sub-adviser to the underlying funds in which the Portfolios invest. The Board noted the resources that the Adviser has committed to the

51

ADVISORY CONTRACT APPROVAL DISCUSSION (unaudited) (continued)
Board and the I/B/F IRC to assist the Board and the I/B/F IRC with their assessment of the investment performance of the Portfolios on an ongoing basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the Board’s Investment Review Committees to analyze the key factors underlying investment performance for the funds in the ING Funds complex.
The Board also noted the proactive approach that Management, working in cooperation with the I/B/F IRC, has taken to advocate or recommend, which it believed appropriate, changes designed to assist in improving the Portfolios’ performance.
The Board also noted the proactive approach that the Adviser, working in cooperation with the Investment Review Committees, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving the Portfolios’ performance.
In considering the Portfolios’ Advisory Contract, the Board also considered the extent of benefits provided to the Portfolios’ shareholders, beyond advisory services, from being part of the ING family of funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such funds or among ING Funds available on a product platform, and the wide range of ING Funds available for exchange or transfer. The Board also took into account the Adviser’s efforts in recent years to reduce the expenses of the ING Funds through renegotiated arrangements with the ING Funds’ service providers.
Further, the Board received periodic reports showing that the investment policies and restrictions for each Portfolio were consistently complied with and other periodic reports covering matters such as compliance by Adviser personnel with codes of ethics. The Board considered reports from the Trust’s Chief Compliance Officer (“CCO”) evaluating whether the regulatory compliance systems and procedures of the Adviser are reasonably designed to assure compliance with the federal securities laws, including those related to, among others, late trading and market timing, best execution, fair value pricing, proxy voting and trade allocation practices. The Board also took into account the CCO’s annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board’s Compliance Committee that guide the CCO’s compliance oversight function.
The Board reviewed the level of staffing, quality and experience of the Portfolios’ portfolio management team. The Board took into account the resources and reputation of the Adviser, and evaluated the ability of the Adviser to attract and retain qualified investment advisory personnel. The Board also considered the adequacy of the resources committed to the Portfolios (and other relevant funds in the ING Funds complex) by the Adviser, and whether those resources are commensurate with the needs of the Portfolios and are sufficient to sustain appropriate levels of performance and compliance needs.
Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser are appropriate in light of the Portfolios’ operations, the competitive landscape of the investment company business, and investor needs, and that the nature and quality of the overall services provided by the Adviser were appropriate.
Portfolio Performance
In assessing the advisory relationship, the Board placed emphasis on the net investment returns of each Portfolio. While the Board considered the performance reports and discussions with portfolio managers at Board and committee meetings during the year, particular attention in assessing performance was given to the FACT sheets furnished in connection with the renewal process. The FACT sheet prepared for each Portfolio included its investment performance compared to the Portfolio’s Morningstar category median, Lipper category median, SPG and primary benchmark. The FACT sheet performance data was as of June 30, 2008. In addition, the Board also considered at its November 14, 2008 meeting certain additional data regarding performance and Portfolio asset levels as of October 31, 2008. The Board’s findings specific to each Portfolio’s performance are discussed below.
Economies of Scale
When evaluating the reasonableness of advisory fee rates, the Board considered whether economies of scale will be realized by the Adviser as a Portfolio grows larger and the extent to which any such economies are reflected in contractual fee rates. In this regard the

52

ADVISORY CONTRACT APPROVAL DISCUSSION (unaudited) (continued)
Board noted that, while each Portfolio is subject to a level advisory fee rate, it may benefit from breakpoints in advisory fees at the underlying fund level, which result in a lower advisory fee rate when an underlying fund achieves sufficient asset levels to receive a breakpoint discount. The Board also noted the Portfolios would benefit from waivers to fees payable at the Portfolio level, and may indirectly benefit from expense limits and waivers at the underlying fund level, and considered the extent to which economies of scale could effectively be realized through expense reductions resulting from such waivers or breakpoint discounts.
In evaluating economies of scale, the Independent Trustees also considered prior periodic management reports and industry information on this topic, and the Independent Trustees who were Board members at that time also considered a November 2006 evaluation and analysis presented to them by an independent consultant regarding fee breakpoint arrangements and economies of scale.
The Board also considered that the Portfolios had experienced material declines in assets, especially during October 2008, due to general market declines precipitated by the credit crises and other generally adverse market developments. As a result of these asset declines, the Board considered that there were fewer opportunities to realize economies of scale.
Information Regarding Services to Other Clients
The Board requested and considered information regarding the nature of services and fee rates offered by the Adviser to other clients, including other registered investment companies and institutional accounts. When fee rates offered to other clients differed materially from those charged to the Portfolios, the Board considered any underlying rationale provided by the Adviser for these differences. The Board also noted that the fee rates charged to the Portfolios and other institutional clients of the Adviser (including other investment companies) may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies, such as the Portfolios, as compared to non-registered investment company clients; market differences in fee rates that existed when a Portfolio first was organized; differences in the original sponsors of Portfolios that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.
Fee Rates and Profitability
The Board reviewed and considered the contractual investment advisory fee rate payable by the Portfolios to the Adviser. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Portfolios.
The Board considered the fee structure of each Portfolio as it relates to the services provided under the Advisory Contract and the potential fall-out benefits to the Adviser and its affiliates from their association with the Portfolios. For each Portfolio, the Board determined that the fees payable to the Adviser are reasonable for the services that it performs, which were considered in light of the nature and quality of the services that it has performed and is expected to perform.
The Board considered information on revenues, costs and profits realized by the Adviser, which was prepared by Management in accordance with the allocation methodology (including related assumptions) specified in the 15(c) Methodology Guide. The Board also considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with the Adviser. Further, the Board considered that the decline in asset levels of the Portfolios caused by recent adverse economic conditions was likely to cause a similar decline in any profits realized by the Adviser.
The Board determined that it had requested and received sufficient information to gain a reasonable understanding regarding the Adviser’s profitability. The Board also recognized that profitability analysis is not an exact science and there is no uniform methodology for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by Management or capture Management’s entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment.
Based on the information on revenues, costs, and profitability considered by the Board, and after considering the factors described in this section, the Board concluded that the profits, if any, realized by the

53

ADVISORY CONTRACT APPROVAL DISCUSSION (unaudited) (continued)
Adviser were not excessive. In making its determination, the Board based its conclusions on the reasonableness of the advisory fees of the Adviser primarily on the factors described for the Portfolios below.
Portfolio-by-Portfolio Analysis
The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its November 14, 2008 meeting in relation to renewing the Portfolios’ current Advisory Contract for the year ending November 30, 2009. These specific factors are in addition to those considerations discussed above. In each case, a Portfolio’s performance was compared to its Morningstar category median and its primary benchmark, a broad-based securities market index that appears in the Portfolios’ prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. Each Portfolio’s management fee and expense ratio were compared to the fees and expense ratios of the funds in its SPG.
ING LifeStyle Aggressive Growth Portfolio
In considering whether to approve the renewal of the Advisory Contract for ING LifeStyle Aggressive Growth Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2008: (1) the Portfolio outperformed its Morningstar category median for all periods presented with the exception of the one-year period, during which it underperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented with the exception of the three-year period, during which it outperformed; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the three-year period, the third quintile for the most recent calendar quarter and year-to-date periods, and the fourth quintile for the one-year period.
In analyzing this performance data, the Board took into account that Management plans to take steps to address the underperformance of the Portfolio and that certain underlying funds in which the Portfolio invests have been removed as investment options.
In considering the fees payable under the Advisory Contract for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee rate for the Portfolio is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG. In analyzing this fee data, the Board noted that the Portfolio also bears the proportionate expenses of the institutional class shares of the underlying funds in which it invests.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2009. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
ING LifeStyle Conservative Portfolio
In considering whether to approve the renewal of the Advisory Contract for ING LifeStyle Conservative Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2008: (1) the Portfolio outperformed its Morningstar category median for the year-to-date period, but underperformed for the most recent calendar quarter; (2) the Portfolio underperformed its primary benchmark for the most recent calendar quarter and year-to-date periods; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the year-to-date period, and the third quintile for the most recent calendar quarter.
In analyzing this performance data, the Board took into account that Management plans to take steps to address the underperformance of the Portfolio and that certain underlying funds in which the Portfolio invests have been removed as investment options.
In considering the fees payable under the Advisory Contract for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include

54

ADVISORY CONTRACT APPROVAL DISCUSSION (unaudited) (continued)
breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee rate for the Portfolio is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG. In analyzing this fee data, the Board noted that the Portfolio also bears the proportionate expenses of the institutional class shares of the underlying funds in which it invests.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2009. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
ING LifeStyle Growth Portfolio
In considering whether to approve the renewal of the Advisory Contract for ING LifeStyle Growth Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2008: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio outperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the year-to-date period, the second quintile for the one-year and three-year periods, and the third quintile for the most recent calendar quarter.
In considering the fees payable under the Advisory Contract for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is above the median and below the average expense ratios of the funds in its SPG. In analyzing this fee data, the Board noted that the Portfolio also bears the proportionate expenses of the institutional class shares of the underlying funds in which it invests.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Portfolio’s Advisory Contract for the year ending November 30, 2009. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
ING LifeStyle Moderate Growth Portfolio
In considering whether to approve the renewal of the Advisory Contract for ING LifeStyle Moderate Growth Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2008: (1) the Portfolio underperformed its Morningstar category median for all periods presented with the exception of the three-year period, during which it outperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented with the exception of the most recent calendar quarter, during which it underperformed; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the three-year period, the third quintile for the year-to-date period, and the fourth quintile for the most recent calendar quarter and one-year period.
In analyzing this performance data, the Board took into account that Management intends to take steps to address the underperformance of the Portfolio and that certain underlying funds in which the Portfolio invests have been removed as investment options.
In considering the fees payable under the Advisory Contract for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee rate for the Portfolio is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is

55

ADVISORY CONTRACT APPROVAL DISCUSSION (unaudited) (continued)
below the median and the average expense ratios of the funds in its SPG. In analyzing this fee data, the Board noted that the Portfolio also bears the proportionate expenses of the institutional class shares of the underlying funds in which it invests.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2009. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
ING LifeStyle Moderate Portfolio
In considering whether to approve the renewal of the Advisory Contract for ING LifeStyle Moderate Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2008: (1) the Portfolio underperformed its Morningstar category median for all periods presented with the exception of the three-year period, which it outperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the three-year period, and the fourth quintile for the most recent calendar quarter, year-to-date, and one-year periods.
In analyzing this performance data, the Board took into account that Management intends to take steps to address the underperformance of the Portfolio and that certain underlying funds in which the Portfolio invests have been removed as investment options.
In considering the fees payable under the Advisory Contract for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee rate for the Portfolio is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG. In analyzing this fee data, the Board noted that the Portfolio also bears the proportionate expenses of the institutional class shares of the underlying funds in which it invests.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2009. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

56

Investment Adviser ING Investments, LLC 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258	Independent Registered Public Accounting Firm KPMG LLP 99 High Street Boston, Massachusetts 02110

Distributor ING Funds Distributor, LLC 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258	Legal Counsel Dechert LLP 1775 I Street, N.W. Washington, D.C. 20006

Custodian The Bank of New York Mellon One Wall Street New York, New York 10286
Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable universal life insurance policy or variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable universal life policy or variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

VPAR-ULS	(1208-022709)

Annual Report

December 31, 2008

Adviser (“ADV”), Institutional (“I”), Service (“S”) and Service 2 (“S2”) Classes

ING Investors Trust

■  ING BlackRock Inflation Protected Bond Portfolio
■  ING Disciplined Small Cap Value Portfolio
■  ING Goldman Sachs Commodity Strategy Portfolio

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This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the ING Funds’ website at www.ingfunds.com; and (3) on the SEC’s website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Registrant files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Registrant’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Registrant’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Registrant by calling Shareholder Services toll-free at (800) 992-0180.

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PRESIDENT’S LETTER

Dear Shareholders,

We are in the midst of one of the most challenging periods ever faced by investors, and we at ING Funds are aware of the anxiety that you may be feeling at this time.

I want to assure you that we are actively engaged in monitoring the situation and are committed to keeping you fully informed of how the rapidly unfolding events around us may impact your investments with our company.

We recognize that the confidence of many investors is being tested, perhaps as never before. It is understandable that some of you may be second guessing your investment strategy due to these recent events. We encourage you to work with your investment professional and seek out their advice about your portfolio in light of the current conditions. But we also urge investors not to make rash decisions. ING Funds still believes that a well-diversified, globally allocated portfolio remains the most effective investment strategy of all. We ask that investors not lose sight of their commitment to the long-term.

We thank you for your support and confidence and we look forward to continuing to do business with you in the future.

Sincerely,

Shaun Mathews
President & Chief Executive Officer
ING Funds
January 23, 2009

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice. Consider the fund’s investment objectives, risks, and charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

1

Market Perspective:  As of December 31, 2008

In our semi-annual report, we described a failed second quarter rally that fizzled when investors realized that borderline recessionary conditions and a credit crunch had not gone away. By year-end, governments were committing previously unimaginable sums of taxpayer money to prevent systemic collapse. Global equities in the form of the MSCI World® Index(1) measured in local currencies, including net reinvested dividends (“MSCI” for regions discussed below) plunged 29.70% in the six months ended December 31, 2008 (down 38.70% for the entire fiscal year). (The MSCI World® Index plunged 40.71% for the entire fiscal year, measured in U.S. dollars.) In currencies, the dollar at first drifted near record lows against the euro. But the tide turned in mid-July and for the six months ended December 31, 2008, the dollar strengthened by 12.10% (4.50% for the entire fiscal year). The dollar also soared 37.80% against the pound for the six months ended December 31, 2008 (37.90% for the entire fiscal year). But the yen advanced as carry trades (essentially short yen positions) were unwound and the dollar fell 14.90% for the six months ended December 31, 2008 (down 19.60% for the entire fiscal year).

Even more dramatic was the price of oil which marched to an all-time high of around $147 per barrel in mid-July, only to lose more than two thirds of that price by December 31, 2008.

The economic statistics remained bleak. By the end of October, the Standard & Poor’s (“S&P”)/Case-Shiller National U.S. Home Price Index(2) of house prices had fallen a record 18% over the year. New home sales were at 1991 levels. Some 45% of existing home sales were distressed.

Payrolls declined in every month of 2008, as the number of people claiming unemployment reached 4.1 million, a 26-year high. Gross domestic product (“GDP”) fell at an annualized rate of 0.50% in the third quarter, and the National Bureau of Economic Research announced that the recession had actually started in December 2007.

Yet these were side-shows to the fireworks display in the financial sector, where major institutions — hanging by a thread through problems rooted in unwise mortgage borrowing, lending and investment — met different fates in September 2008 at the hands of the U.S. government.

The Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”) were taken into “conservatorship.” Merrill Lynch was acquired by the Bank of America with a wink from the authorities. AIG received an $85 billion loan from a reluctant government, which also took a 79.90% equity stake in AIG. But Lehman Brothers having sought capital, then a buyer, found neither and was left to file for Chapter 11 bankruptcy protection.

The U.S. government was now in the position of choosing winners and losers among financial institutions: none too successfully, for it quickly became obvious that by pointedly leaving Lehman Brothers to go under, a credit crisis had become a credit market collapse. Lending all but seized up.

Policy response was huge but at least initially muddled. A Troubled Asset Relief Plan (“TARP”) would set up a $700 billion fund to buy illiquid mortgage securities from financial institutions. But on November 12, 2008 with half of the money already used to recapitalize banks, Treasury Secretary Paulson announced that the rest of the funds would not be used to buy illiquid mortgage securities after all. This merely renewed the pressure on the holders of such securities like Citigroup, which within two weeks received guarantees from the government against losses and another $20 billion in capital.

Other programs were of more practical use, like support for the commercial paper market and a guarantee facility for money market funds. Arguably the most effective measure was the announced intention to buy vast quantities of agency mortgage-backed securities and debentures. This had the effect of driving down rates on the 30-year mortgage towards 5.00%, a record low. In the meantime, the newly-elected president promised a stimulus package worth approximately $1 trillion. And by year end, the Federal Open Market Committee (“FOMC”) reduced interest rates to a range of between 0% and 0.25%.

2008 ended with much gloom and bad news still to come, but the platform for recovery was perhaps taking shape.

In U.S. fixed-income markets, yields on the 90-day Treasury Bills briefly turned negative in December 2008, while the yield on the ten-year Treasury Note fell below 2.50%, something we had not seen in 50 years. The Barclays Capital U.S. Aggregate Bond

2

Market Perspective:  As of December 31, 2008

Index(3), formerly known as the Lehman Brothers U.S. Aggregate Bond Index, of investment grade bonds returned 4.10% for the six months ended December 31, 2008, (5.20% for the entire fiscal year). By contrast, high yield bonds, represented by the Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index(4), formerly known as the Lehman Brothers High Yield Bond — 2% Issuer Constrained Composite Index, behaved more like a stock index and returned (25.10)% for the six months ended December 31, 2008 (down 25.90% for the entire fiscal year).

U.S. equities, represented by the S&P 500® Composite Stock Price (“S&P 500®”) Index(5), including dividends, returned (28.50)% for the six months ended December 31, 2008, (down 37.00% for the entire fiscal year), increasingly unimpressed by sharply falling oil prices. Profits for S&P 500® Index companies suffered their fifth straight quarter of decline, led again by the financials sector, although taxpayer money was also potentially committed to save the big three auto makers from bankruptcy. On November 20, 2008, the S&P 500® Index plumbed a level not seen since April 1997, before a December recovery.

In international markets, plainly entering recession, the MSCI Japan® Index(6) slumped 35.90% for the six months ended December 31, 2008, (down 42.60% for the entire fiscal year). The strengthening yen hit exports in an export-dependent economy even as global demand slowed for other reasons. The MSCI Europe ex UK® Index(7) sagged 29.40% for the six months ended December 31, 2008 (down 43.20% for the entire fiscal year), beset by sharply falling economic activity and a European Central Bank in denial that inflation was falling fast. Finally, rates were reduced by an unprecedented 175 basis points (or 1.75%) in two months near the end of the year while governments, one after the other, proposed large stimulus packages. In the UK, the MSCI UK® Index(8) fell 19.40% for the six months ended December 31, 2008 (down 28.50% for the entire fiscal year). The UK had allowed a bigger housing bubble than the United States and deeper personal indebtedness in an economy more dependent on the financial sector. Rates were reduced to 1951 levels as venerable banks ceased to exist as independent entities.
(1) The MSCI World® Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2) The S&P/Case-Shiller National U.S. Home Price Index tracks the value of single-family housing within the United States. The index is a composite of single-family home price indices for the nine U.S. Census divisions and is calculated quarterly.

(3) The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(4) The Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index is an unmanaged index that measures the performance of non-investment grade fixed-income securities.

(5) The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

(6) The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(7) The MSCI Europe ex UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(8) The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results.  The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

3

ING BlackRock Inflation Protected Bond Portfolio
Portfolio Managers’ Report

Investment Type Allocation
as of December 31, 2008
(as a percent of net assets)
Portfolio holdings are subject to change daily.

ING BlackRock Inflation Protected Bond Portfolio (the “Portfolio”) seeks to maximize real return, consistent with preservation of real capital and prudent investment management. The Portfolio is managed by Stuart Spodek and Brian Weinstein, Portfolio Managers of BlackRock Financial Management Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2008, the Portfolio’s Class S shares provided a total return of (1.86)% compared to the Barclays Capital U.S. Treasury Inflation Protected Securities (“TIPS”) Index(1), which returned (2.35)% for the same period.

Portfolio Review: For most of the period, global inflation-linked bond markets continued the underperformance that was the hallmark of 2008, as recession fears and deleveraging put pressure on breakeven inflation. Deleveraging had particular relevance to Treasury Inflation Protected Securities (“TIPS”), as compared to non-Treasury asset classes the prices of TIPS held up well, making them a target for sale to meet redemptions or pay down debt. The increased chance of global recession has been the biggest driver of these moves. Combined with the fall in energy prices, investors simply are not looking to buy inflation protection in this environment. However, the global inflation-linked bond markets appear attractive, as TIPS prices have dropped alongside a dramatic decline in inflation expectations. While TIPS will underperform in a deflationary environment, we believe this is a relatively short-term view. Longer term, after this bout of forced selling subsides and the government programs begin to stabilize the markets, we would expect inflation to pick up and TIPS to outperform. In fact, in December, global inflation-linked bonds staged a small comeback. The rally was strongest in TIPS with maturities of 5 years or less, for which the breakeven inflation rate had by then turned negative. At that point commodity markets stabilized somewhat, firming inflationary expectations. But more importantly the forced selling of shorter-maturity inflation-linked bonds due to deleveraging seemed to subside. As a result bonds in this category outperformed nominal Treasuries by 50 to 100 basis points across the globe. On the longer end, where the breakeven inflation rate had stayed positive, out-performance over comparable nominal Treasuries was comparatively slight. Many investors are looking for inflation-linked bonds to bounce back in 2009 from what appears to be depressed levels. However, inflation has only begun to fall, meaning that there will be strong headwinds against the product for the early part of 2009. We would use a significant sell-off in real yields to add to positions, but believe the markets are fairly priced at the moment.

For the year, the main driver of out-performance was our focus on “on-the-run” issues, or newer bonds versus “off-the-run” or older issues. When TIPS are issued they have an inflation floor based off of current consumer price index (“CPI”). The bonds that have recently been issued have a CPI “floor” that is much closer to current CPI levels than the “floor” on older issues. As a result the “on-the run” bonds trade much better when you have flat or negative CPI readings. Conversely, the bonds that have a much lower inflation “floor”, those that would have been issued several years ago at much lower CPI levels, become very volatile as they have much more room to potentially fall if CPI continues to decline. Additionally, the Fund’s yield curve positioning throughout the year benefited performance. We tactically traded our curve positioning throughout the year. However, broadly speaking, our yield curve steepener during a majority of the year followed by our curve flattener towards the end of the year proved to be the proper positioning for the portfolio. The yield curve steepened significantly from January into November, only to reverse course during the final part of the year. The yield curve, or the difference between the yield on the 2 year and 10 year Treasury, began the year with a difference of 97 basis points (or 0.97%) and by mid-November had reached over 260 basis points (or 2.60%). However, by the end of 2008 this spread had narrowed to 144 basis points (or 1.44%). Finally a small allocation to high-quality spread product was the primary detractor from performance. This primarily includes exposure to agency and non-agency mortgages as well as commercial mortgages. While these positions represent a small portion of the portfolio they experienced a great deal of volatility during the year, putting some pressure on the portfolio.

Current Strategy and Outlook: Our current market outlook calls for an extended period of low yields on Treasuries in general and low inflation expectations against a backdrop of near historically wide spreads in high quality risk assets. With spreads on risk assets, such as non-agency and agency mortgage-backed securities and commercial mortgage-backed securities near all-time wide levels, we are focusing on select relative value opportunities in these areas. Accordingly, we are positioned near the lower end of our mandated inflation protected range. As we actively manage the Portfolio’s asset allocation, we will look to add TIPS on weakness in future inflationary expectations, and to manage yield and total return by diversifying the Portfolio’s holdings to include other sectors of the fixed income market.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings
as of December 31, 2008
(as a percent of net assets)

Federal Home Loan Mortgage Corporation, 5.000%, due 06/01/38	10.9%
Federal National Mortgage Association, 5.500%, due 01/12/36	6.6%
Treasury Inflation Protected Security, 1.750%, due 01/15/28	6.5%
Treasury Inflation Protected Security, 2.375%, due 01/15/25	6.2%
Treasury Inflation Protected Security, 2.000%, due 04/15/12	5.3%
Treasury Inflation Protected Security, 1.375%, due 07/15/18	5.0%
Treasury Inflation Protected Security, 1.625%, due 01/15/15	4.9%
Government of France, 3.000%, due 07/25/12	4.7%
Treasury Inflation Protected Security, 3.375%, due 04/15/32	4.1%
Treasury Inflation Protected Security, 1.625%, due 01/15/18	3.8%

Portfolio holdings are subject to change daily.

4

ING BlackRock Inflation Protected Bond Portfolio
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2008
		Since Inception
		of Classes ADV, I and S
	1 Year	April 30, 2007

Class ADV	(2.16)%	2.36%
Class I	(1.60)%	3.02%
Class S	(1.86)%	2.76%
Barclays Capital U.S. TIPS Index(1)	(2.35)%	5.58	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING BlackRock Inflation Protected Bond Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The Barclays Capital U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Linked Securities.

(2)	Since inception performance of the index is shown from May 1, 2007.

5

ING Disciplined Small Cap Value Portfolio
Portfolio Managers’ Report

Industry Allocation
as of December 31, 2008
(as a percent of net assets)
Portfolio holdings are subject to change daily.

ING Disciplined Small Cap Value Portfolio (the “Portfolio”) seeks to outperform the total return performance of the Russell 2000® Value Index(1) by investing in common stocks of small companies whose stock prices are believed to be undervalued. The Portfolio is managed by Omar Aquilar, Ph.D., Portfolio Manager and Vincent Costa, Portfolio Managers*, of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended December 31, 2008, the Portfolio’s Class I shares provided a total return of (33.38)% compared to the Russell 2000® Value Index, which returned (28.92)% for the same period.

Portfolio specifics: The Portfolio’s underperformance was primarily due to its “deep value” approach. The universe of stocks we choose from is the cheapest half of the Russell 2000® Value Index. In the first half of the year valuation and quality factors such as book to price, dividend yield and capital expenditure to sales did not work well. Deep value stocks were particularly out of favor with book to price hurting the most among financial stocks.

The year started with a spike in volatility. In February, valuation factors ended their brief comeback while price momentum drove returns. Valuation factors continued their underperformance in March, with factors like cash to price causing the maximum underperformance, particularly in the financials sector.

July and August saw a reversal in the trend for factor performance, as valuation factors bounced back from their lows for the year. However, they turned negative in September wiping out all the gains from July and August. Market recognition factors, which were in favor for most of the year, turned sharply negative and hurt performance. Quality factors that were flat for much of the year performed well toward year-end.

Finally, in December, valuation factors such as forward earnings to price and free cash flow to enterprise value worked well, benefiting results. Quality factors such as operating margin and return on equity also benefited returns.

Overall, security selection in the financials, energy and consumer discretionary sectors detracted from performance. Among the most significant detractors was an overweight position in the financial company Gramercy Capital Corp. These losses were partially offset by security selection in the industrials and consumer staples sectors. Among the most significant contributors was an overweight in the healthcare company Kindred Healthcare, Inc.

Current Strategy and Outlook: Our research builds a structured portfolio of stocks with fundamental characteristics that we believe will translate into a performance advantage over the benchmark. The evaluation includes every stock in the index.

At the close of the reporting period, the Portfolio was overweight in the information technology sector and underweight in the materials and financials sectors.

*	Effective January 13, 2009, Mr. Aguilar is no longer a portfolio manager to the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of December 31, 2008
(as a percent of net assets)

iShares Russell 2000 Value Index Fund	2.3%
Platinum Underwriters Holdings Ltd.	1.3%
Aspen Insurance Holdings Ltd.	1.2%
Validus Holdings Ltd.	1.1%
Portland General Electric Co.	1.1%
IPC Holdings Ltd.	1.1%
Fresh Del Monte Produce, Inc.	1.0%
Westar Energy, Inc.	1.0%
Griffon Corp.	1.0%
PNM Resources, Inc.	1.0%

*	Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

6

ING Disciplined Small Cap Value Portfolio
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2008
		Since Inception
		of Class I
	1 Year	April 28, 2006

Class I	(33.38)%	(15.95)%
Russell 2000® Value Index(1)	(28.92)%	(12.72	)%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Disciplined Small Cap Value Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end. For variable universal life policies, please log on to www.ing.com/us to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The Russell 2000® Value Index is an unmanaged index that measures the performance of those Russell 2000 securities with lower price-to-book ratios and lower forecasted growth values.

(2)	Since inception performance of the index is shown from May 1, 2006.

7

ING Goldman Sachs Commodity Strategy Portfolio
Portfolio Managers’ Report

Investment Type Allocation
as of December 31, 2008
(as a percent of net assets)

                                                                                           Portfolio holdings are subject to change daily.

ING Goldman Sachs Commodity Strategy Portfolio (the “Portfolio”) seeks long-term total return consisting of capital appreciation and current income. The Portfolio is managed by Jonathan Beinner, Tom Kenny, James B. Clark, Michael Johnson and Stephen Lucas, Portfolio Managers, of Goldman Sachs Asset Management, L.P. — the Sub-Adviser.

Performance: Since the Portfolio’s inception on April 28, 2008 through December 31, 2008, the Portfolio’s Class S shares provided a total return of (44.10)% compared to the Dow Jones (“DJ”)-AIG Commodity Index Total Return(1), which returned (43.31)% for the period of May 1, 2008 through December 31, 2008.

Portfolio specifics: The commodities market suffered from a global economic crisis that intensified through the year and negatively affected the financial system around the world. Future expected demand for commodities has decreased and investors are concerned that the global recession will be even deeper than previously expected. In addition, technical factors, such as forced selling, reduced risk taking and extremely high volatility contributed to the overall negative market environment. All sectors in the DJ-AIG Commodity Index Total Return experienced negative returns, with the two worst performing sectors being energy and industrial metals. The Portfolio’s strategy of investing in commodity-linked notes contributed to excess returns. However, this was offset by the poor performance of fixed-income securities, which experienced negative returns on an absolute return basis. Specifically, the Portfolio’s exposure to the corporate bond sector, as well as its selection of mortgage backed securities detracted from performance.

Current Strategy and Outlook: The Portfolio typically targets 100% exposure to the DJ-AIG Commodity Index Total Return via commodity-linked notes and maintains the weightings of the commodities in this benchmark. Some of these commodity-linked notes are “enhanced” and may benefit from excess return generated by embedded roll-timing strategies. The Portfolio is designed to provide exposure that corresponds to the investment return of assets that trade in the commodity markets without direct investment in physical commodities.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of December 31, 2008
(as a percent of net assets)

Commonwealth Bank of Australia, 2.403%, due 12/22/09	9.5%
Swedish Export Credit, 2.141%, due 01/15/10	6.1%
Landesbank Baden-Wuerttemberg/New York, 0.890%, due 01/13/10	5.2%
Federal National Mortgage Association, 5.000%, due 08/01/20	5.1%
Merrill Lynch & Co., Inc., 1.195%, due 01/14/10	4.8%
Swedish Export Credit, 1.829%, due 01/15/10	4.5%
Federal National Mortgage Association, 4.500%, due 01/15/19	3.4%
U.S. Treasury STRIP, 3.250%, due 05/15/20	3.3%
Landesbank Baden-Wuerttemberg/New York, 1.289%, due 01/14/10	2.9%
Swedish Export Credit, 1.729%, due 01/27/10	2.8%

*	Excludes short-term investments related to ING Institutional Prime Money Market Fund – Class I and U.S. government agency obligation.

                                                                                           Portfolio holdings are subject to change daily.

8

ING Goldman Sachs Commodity Strategy Portfolio
Portfolio Managers’ Report

Cumulative Total Returns for the Period Ended December 31, 2008
	Since Inception
	of Classes ADV, I, S and S2
	April 28, 2008

Class ADV	(44.20)%
Class I	(44.00)%
Class S	(44.10)%
Class S2	(44.20)%
DJ AIG Commodity Total Return Index(1)	(43.31	)%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Goldman Sachs Commodity Strategy Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. For variable annuity contracts, please call (800) 992-0180 to get performance through the most recent month end. For variable universal life policies, please log on to www.ing.com/us to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The DJ AIG Commodity Total Return Index is a total return index composed of futures contracts on physical commodities traded U.S. exchanges, with the exception of aluminum, nickel and zinc and reflects the return on fully collateralized positions in the underlying commodity futures.

(2)	Since inception performance of the index is shown from May 1, 2008.

9

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2008 to December 31, 2008. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your annuity contract. Expenses would have been higher if such charges were included.

Actual Expenses

The first section of the table shown, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
				Expenses				Expenses
	Beginning	Ending		Paid	Beginning	Ending		Paid
	Account	Account		During the	Account	Account		During the
ING BlackRock	Value	Value	Annualized	Period Ended	Value	Value	Annualized	Period Ended
Inflation Protected	July 1,	December 31,	Expense	December 31,	July 1,	December 31,	Expense	December 31,
Bond Portfolio	2008	2008	Ratio	2008*	2008	2008	Ratio	2008*

Class ADV	$1,000.00	$941.00	1.18%	$5.76	$1,000.00	$1,019.20	1.18%	$5.99
Class I	1,000.00	943.80	0.58	2.83	1,000.00	1,022.22	0.58	2.95
Class S	1,000.00	943.50	0.83	4.05	1,000.00	1,020.96	0.83	4.22

ING Disciplined Small Cap Value Portfolio
Class I	$1,000.00	$769.10	0.73%	$3.25	$1,000.00	$1,021.47	0.73%	$3.71

ING Goldman Sachs Commodity Strategy Portfolio
Class ADV	$1,000.00	$502.70	1.49%	$5.63	$1,000.00	$1,017.65	1.49%	$7.56
Class I	1,000.00	504.10	0.89	3.36	1,000.00	1,020.66	0.89	4.52
Class S	1,000.00	503.20	1.14	4.31	1,000.00	1,019.41	1.14	5.79
Class S2	1,000.00	502.30	1.29	4.87	1,000.00	1,018.65	1.29	6.55

*	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half-year.

10

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees
ING Investors Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of ING BlackRock Inflation Protected Bond Portfolio, ING Disciplined Small Cap Value Portfolio, and ING Goldman Sachs Commodity Strategy Portfolio, each a series of ING Investors Trust, as of December 31, 2008, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the three-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolios of ING Investors Trust, as of December 31, 2008, and the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 27, 2009

*	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half-year.

11

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2008

	ING	ING	ING
	BlackRock Inflation	Disciplined	Goldman Sachs
	Protected Bond	Small Cap Value	Commodity Strategy
	Portfolio	Portfolio	Portfolio

ASSETS:
Investments in securities at value+*	$129,553,922	$79,363,753	$186,115,819
Short-term investments**	—	7,798,550	40,776,041
Short-term investments in affiliates***	—	—	10,126,730
Short-term investments at amortized cost	—	—	16,998,666
Cash	17,536,025	586,389	9,994
Cash collateral for futures	—	—	645,500
Foreign currencies at value****	53,207	—	—
Receivables:
Investment securities sold	14,869,375	512,353	1,083,828
Fund shares sold	69,206	106,481	247,290
Dividends and interest	810,980	211,923	1,018,964
Variation margin	218,812	—	468,908
Unrealized appreciation on forward foreign currency contracts	75,095	—	—
Unrealized appreciation on swap agreements	1,922,420	—	—
Prepaid expenses	711	727	49,287

Total assets	165,109,753	88,580,176	257,541,027

LIABILITIES:
Payable for investment securities purchased	9,120,234	811,952	13,311,409
Payable for fund shares redeemed	64,716	6,676	33,378
Payable for futures variation margin	45,906	—	71,203
Payable upon receipt of securities loaned	—	7,892,876	—
Sales commitments, at value Note 2	15,126,059	—	—
Unrealized depreciation on forward foreign currency contracts	821,012	—	—
Unrealized depreciation on swap agreements	470,027	—	—
Payable to affiliates	64,912	41,117	149,774
Payable for trustee fees	5,952	1,094	5,757
Other accrued expenses and liabilities	32,216	19,553	76,117

Total liabilities	25,751,034	8,773,268	13,647,638

NET ASSETS	$139,358,719	$79,806,908	$243,893,389

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$146,531,104	$149,025,099	$398,492,520
Undistributed net investment income (distributions in excess of net investment income)	(535,679)	2,419,538	4,172,124
Accumulated net realized loss on investments, foreign currency related transactions, futures, swaps, and written options	(2,799,811)	(53,144,166)	(164,195,221)
Net unrealized appreciation or depreciation on investments, foreign currency related transactions, futures, swaps, and sales commitment	(3,836,895)	(18,493,563)	5,423,966

NET ASSETS	$139,358,719	$79,806,908	$243,893,389

+ Including securities loaned at value	$—	$7,870,152	$—
* Cost of investments in securities	$133,560,285	$97,762,990	$179,503,556
** Cost of short-term investments	$—	$7,892,876	$40,573,800
*** Cost of short-term in investments in affiliates	$—	$—	$10,126,730
**** Cost of foreign currencies	$70,368	$—	$—
Cost of sales commitments	$14,869,375	$—	$—

See Accompanying Notes to Financial Statements

12

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2008 (continued)

	ING	ING	ING
	BlackRock Inflation	Disciplined	Goldman Sachs
	Protected Bond	Small Cap Value	Commodity Strategy
	Portfolio	Portfolio	Portfolio

Class ADV:
Net assets	$943	n/a	$1,678
Shares authorized	unlimited	n/a	unlimited
Par value	$0.001	n/a	$0.001
Shares outstanding	101	n/a	301
Net asset value and redemption price per share	$9.33	n/a	$5.58
Class I:
Net assets	$139,356,824	$79,806,908	$243,888,350
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	14,874,738	13,228,350	43,588,939
Net asset value and redemption price per share	$9.37	$6.03	$5.60
Class S:
Net assets	$952	n/a	$1,682
Shares authorized	unlimited	n/a	unlimited
Par value	$0.001	n/a	$0.001
Shares outstanding	101	n/a	301
Net asset value and redemption price per share	$9.42	n/a	$5.59
Class S2:
Net assets	n/a	n/a	$1,679
Shares authorized	n/a	n/a	unlimited
Par value	n/a	n/a	$0.001
Shares outstanding	n/a	n/a	301
Net asset value and redemption price per share	n/a	n/a	$5.58

See Accompanying Notes to Financial Statements

13

STATEMENTS OF OPERATIONS

	ING	ING	ING
	BlackRock Inflation	Disciplined	Goldman Sachs
	Protected Bond	Small Cap Value	Commodity Strategy
	Portfolio	Portfolio	Portfolio

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(2)	$—	$3,106,400	$180,167
Interest	8,795,115	18,028	5,587,257
Securities lending income	—	320,082	—

Total investment income	8,795,115	3,444,510	5,767,424

EXPENSES:
Investment management fees	791,384	627,816	1,367,237
Distribution and service fees:
Class ADV	10	—	16
Class S	4	—	4
Class S2	—	—	11
Transfer agent fees	1,010	540	852
Administrative service fees	176,356	114,147	195,316
Shareholder reporting expense	7,027	12,750	36,010
Registration fees	—	—	5,983
Professional fees	13,160	19,260	37,492
Custody and accounting expense	20,184	30,070	29,253
Trustee fees	2,175	4,638	9,629
Offering expense	4,591	—	58,785
Miscellaneous expense	6,470	22,385	9,173

Total expenses	1,022,371	831,606	1,749,761
Net waived and reimbursed fees	(2)	—	(6,333)

Net expenses	1,022,369	831,606	1,743,428

Net investment income	7,772,746	2,612,904	4,023,996

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, FUTURES, SWAPS, WRITTEN OPTIONS, AND SALES COMMITMENT
Net realized gain (loss) on:
Investments	3,021,405	(41,908,809)	(161,112,192)
Foreign currency related transactions	1,469,085	—	—
Futures	169,805	—	(3,013,841)
Swaps	(2,724,970)	—	—
Written options	31,642	—	—

Net realized gain (loss) on investments, foreign currency related transactions, futures, swaps, and written options	1,966,967	(41,908,809)	(164,126,033)

Net change in unrealized appreciation or depreciation on:
Investments	(11,101,296)	(663,563)	6,814,504
Foreign currency related transactions	35,098	—	—
Futures	(275,772)	—	(1,390,538)
Swaps	887,769	—	—
Sales commitment	(256,684)	—	—

Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, futures, swaps, and sales commitment	(10,710,885)	(663,563)	5,423,966

Net realized and unrealized loss on investments, foreign currency related transactions, futures, swaps, written options, and sales commitment	(8,743,918)	(42,572,372)	(158,702,067)

Decrease in net assets resulting from operations	$(971,172)	$(39,959,468)	$(154,678,071)

* Foreign taxes withheld	$—	$830	$—
(1) Commencement of operations
(2) Dividends from affiliates	$—	$—	$180,167

See Accompanying Notes to Financial Statements

14

STATEMENTS OF CHANGES IN NET ASSETS

	ING BlackRock Inflation		ING Disciplined Small
	Protected Bond Portfolio		Cap Value Portfolio
	Year Ended	April 30, 2007(1)	Year Ended	Year Ended
	December 31,	to December 31,	December 31,	December 31,
	2008	2007	2008	2007

FROM OPERATIONS:
Net investment income	$7,772,746	$6,527,989	$2,612,904	$3,341,654
Net realized gain (loss) on investments, foreign currency related transactions, futures, swaps, and written options	1,966,967	428,071	(41,908,809)	(11,462,229)
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, futures, swaps, written options, and sales commitment	(10,710,885)	6,873,990	(663,563)	(22,089,068)

Increase (decrease) in net assets resulting from operations	(971,172)	13,830,050	(39,959,468)	(30,209,643)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(36)	(35)	—	—
Class I	(7,578,586)	(6,291,699)	(3,072,185)	(591,316)
Class S	(36)	(32)	—	—
Net realized gains:
Class ADV	(41)	—	—	—
Class I	(6,207,427)	—	—	(838,222)
Class S	(41)	—	—	—

Total distributions	(13,786,167)	(6,291,766)	(3,072,185)	(1,429,538)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	70,025,223	223,007,683	39,032,516	180,583,198
Reinvestment of distributions	13,786,009	6,291,663	3,072,185	1,429,538

	83,811,232	229,299,346	42,104,701	182,012,736
Cost of shares redeemed	(141,733,664)	(24,799,140)	(111,090,176)	(19,972,944)

Net increase (decrease) in net assets resulting from capital share transactions	(57,922,432)	204,500,206	(68,985,475)	162,039,792

Net increase (decrease) in net assets	(72,679,771)	212,038,490	(112,017,128)	130,400,611

NET ASSETS:
Beginning of period	212,038,490	—	191,824,036	61,423,425

End of period	$139,358,719	$212,038,490	$79,806,908	$191,824,036

Undistributed net investment income (distributions in excess of net investment income) at end of period	$(535,679)	$481,008	$2,419,538	$3,097,401

(1)	Commencement of operations

See Accompanying Notes to Financial Statements

15

STATEMENT OF CHANGES IN NET ASSETS

ING
Goldman Sachs
Commodity Strategy
Portfolio

FROM OPERATIONS:
Net investment income	$4,023,996
Net realized loss on investments and futures	(164,126,033)
Net change in unrealized appreciation or depreciation on investments and futures	5,423,966

Decrease in net assets resulting from operations	(154,678,071)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	463,209,762
Cost of shares redeemed	(64,638,302)

Net increase in net assets resulting from capital share transactions	398,571,460

Net increase in net assets	243,893,389

NET ASSETS:
Beginning of period	—

End of period	$243,893,389

Undistributed net investment income at end of period	$4,172,124

(1)	Commencement of operations

See Accompanying Notes to Financial Statements

16

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income
		(loss)
		from
		investment										Ratios to average net assets
		operations																	Supplemental
	Net									Net			Expenses						data
	asset			Net		Less distributions				asset			net of fee
	value,	Net		realized	Total					value,		Expenses	waivers		Expenses				Net assets,
	beginning	investment		and	from	From net	From net	From		end of		before	and/or		net of all		Net investment		end of	Portfolio
	of year	income		unrealized	investment	investment	realized	return of	Total	year or	Total	reductions/	recoupments,		reductions/		income		year or	turnover
	or period	(loss)		gain (loss)	operations	income	gains	capital	distributions	period	Return(1)	additions(2)(3)	if any(2)(3)		additions(2)(3)		(loss)(2)(3)		period	rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)

ING BlackRock Inflation Protected Bond Portfolio
Class ADV
12-31-08	10.27	0.34		(0.52)	(0.18)	0.36	0.40	—	0.76	9.33	(2.16)	1.33	1.18		1.18		3.44		1	281
04-30-07(4)–12-31-07	10.00	0	.29•	0.32	0.61	0.34	—	—	0.34	10.27	6.27	1.37	1.22		1.22		4.29		1	217
Class I
12-31-08	10.30	0	.45•	(0.58)	(0.12)	0.40	0.40	—	0.80	9.37	(1.60)	0.58	0.58		0.58		4.41		139,357	281
04-30-07(4)–12-31-07	10.00	0	.32•	0.34	0.66	0.36	—	—	0.36	10.30	6.82	0.62	0.62		0.62		4.74		212,036	217
Class S
12-31-08	10.33	0.36		(0.52)	(0.16)	0.35	0.40	—	0.75	9.42	(1.86)	0.83	0.83		0.83		3.56		1	281
04-30-07(4)–12-31-07	10.00	0.31		0.34	0.65	0.32	—	—	0.32	10.33	6.66	0.87	0.87		0.87		4.63		1	217
ING Disciplined Small Cap Value Portfolio
Class I
12-31-08	9.35	0	.18•	(3.26)	(3.08)	0.24	—	—	0.24	6.03	(33.38)	0.73	0.73		0.73		2.30		79,807	139
12-31-07	10.97	0	.22•	(1.75)	(1.53)	0.04	0.05	—	0.09	9.35	(14.09)	0.68	0.68		0.68		2.06		191,824	173
04-28-06(4)–12-31-06	10.00	0.11		0.86	0.97	—	—	—	—	10.97	9.70	0.75	0.75		0.75		1.86		61,423	163
ING Goldman Sachs Commodity Strategy Portfolio
Class ADV
04-28-08(4)–12-31-08	10.00	0	.08•	(4.50)	(4.42)	—	—	—	—	5.58	(44.20)	1.64	1	.49†	1	.49†	1	.43†	2	243
Class I
04-28-08(4)–12-31-08	10.00	0	.11•	(4.51)	(4.40)	—	—	—	—	5.60	(44.00)	0.89	0	.89†	0	.89†	2	.05†	243,888	243
Class S
04-28-08(4)–12-31-08	10.00	0	.11•	(4.52)	(4.41)	—	—	—	—	5.59	(44.10)	1.14	1	.14†	1	.14†	1	.83†	2	243
Class S2
04-28-08(4)–12-31-08	10.00	0	.09•	(4.51)	(4.42)	—	—	—	—	5.58	(44.20)	1.39	1	.29†	1	.29†	1	.63†	2	243

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Expense ratios reflect operating expenses of a Portfolio. Expenses before reductions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage commission recapture arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor but prior to reductions from brokerage commission recapture arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.
(4)	Commencement of operations.
•	Calculated using average number of shares outstanding throughout the period.
†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

See Accompanying Notes to Financial Statements

17

NOTES TO FINANCIAL STATEMENTS as of December 31, 2008

NOTE 1 — ORGANIZATION

ING Investors Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”) as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 3, 1988 with an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Trust consists of fifty-nine active seperate investment series. There are three series included in this report (each a “Portfolio” and collectively, the “Portfolios”) and they are: ING BlackRock Inflation Protected Bond Portfolio (“BlackRock Inflation Protected Bond”), ING Disciplined Small Cap Value Portfolio (“Disciplined Small Cap Value”), ING Goldman Sachs Commodity Strategy Portfolio (“Goldman Sachs Commodity Strategy“).

Disciplined Small Cap Value Portfolio is diversified and BlackRock Inflation Protected Bond and Goldman Sachs Commodity Strategy are non-diversified Portfolios. All of the Portfolios (except for BlackRock Inflation Protected Bond are authorized to offer four classes of shares (Adviser (“ADV”), Institutional (“I”), Service (“S”), and Service 2 (“S2”)) (BlackRock Inflation Protected Bond is authorized to offer three classes of shares — ADV, I and S); however, not all Portfolios currently offer all classes. Each class has equal rights as to class and voting privileges. The classes differ principally in the applicable distribution and shareholder service fee. All shareholders bear the common expenses of a Portfolio and earn income and gains and losses from the Portfolio pro rata based on the average net assets of each class, without distinction between share classes. Common expenses of the Portfolios (including custodial asset-based fees, legal and audit fees, printing and mailing expenses, transfer agency out-of-pocket expenses, and fees and expenses of the independent trustees) are allocated to each Portfolio in proportion to its average net assets. Expenses directly attributable to a particular Portfolio (including advisory, administration, custodial transaction-based, registration, other professional, distribution and/or service fees, certain taxes, and offering costs) are charged directly to that Portfolio. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder servicing fees. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder service fees, if applicable. The information presented in these financial statements pertains to the Portfolios listed in this note.

The Trust is intended to serve as an investment option for (i) variable life insurance policies and variable annuity contracts (“Variable Contracts”) offered by insurance companies, and (ii) certain qualified pension and retirement plans, as permitted under the federal tax rules relating to the Portfolios serving as investment options for Variable Contracts. The Trust currently functions as an investment medium for contracts and policies offered by ING USA Annuity and Life Insurance Company (“ING USA”), Security Life of Denver Insurance Company, ReliaStar Life Insurance Company, United Life Annuities, an indirect, wholly-owned subsidiary of ING USA and ReliaStar Life Insurance Company of New York, an indirect wholly-owned subsidiary of ING USA. ING USA, Security Life of Denver Insurance Company and ReliaStar Life Insurance Company are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”) ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services to over 75 million private, corporate and institutional clients in more than 50 countries. With a diverse workforce of about 125,000 people, ING Groep comprises a broad spectrum of prominent companies that increasingly serve their clients under the ING brand.

On October 19, 2008, ING Groep announced that it reached an agreement with the Dutch government to strengthen its capital position, creating a strong buffer to navigate the current market and economic environment. ING Groep will issue non-voting core Tier-1 securities for a total consideration of EUR 10 billion to the Dutch State. The transaction boosts ING Bank’s core Tier-1 ratio, strengthens the insurance balance sheet and reduces ING Groep’s Debt/Equity ratio.

The Trust is also an investment medium for contracts offered by the Security Equity Life Insurance Company, not an affiliate of ING and other non-affiliated life insurance companies.

18

NOTES TO FINANCIAL STATEMENTS as of December 31, 2008 (continued)

NOTE 1 — ORGANIZATION (continued)

The following is a brief description of each Portfolio’s investment objective:

•	BlackRock Inflation Protected Bond seeks to maximize real return, consistent with preservation of real capital and prudent investment management;

•	Disciplined Small Cap Value seeks to outperform the total return performance of the Russell 2000® Value Index by investing in common stock of small companies whose stock prices are believed to be undervalued; and

•	Goldman Sachs Commodity Strategy seeks long-term total return consisting of capital appreciation and current income.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.	Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Portfolios’ valuation procedures. U.S. government obligations are valued by using market quotations or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Portfolios’ Board of Trustees (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Portfolio calculates its net asset value (“NAV”) may also be valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Portfolios related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities. The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time a Portfolio determines its NAV or if the foreign exchange closes prior to the time a Portfolio determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Portfolio’s NAV may not take place contemporaneously with the determination of the prices of securities held by a Portfolio in foreign securities markets. Further, the value of a Portfolio’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of a Portfolio. In calculating a Portfolio’s NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents. If a significant event which is likely to impact the value of one or more foreign securities held by a Portfolio occurs after the time at which the foreign market for such security(ies) closes but before the

19

NOTES TO FINANCIAL STATEMENTS as of December 31, 2008 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

time that a Portfolio’s NAV is calculated on any business day, such event may be taken into account in determining the fair value of such security(ies) at the time a Portfolio calculates its net asset value. For these purposes, significant events after the close of trading on a foreign market may include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis, the Board has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities in light of significant events. Research services use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its net asset value. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment, and the fair value assigned to a security may not represent the actual value that a Portfolio could obtain if it were to sell the security at the time of the close of the NYSE. Investments in securities maturing in 60 days or less from date of acquisition are valued at amortized cost which approximates market value. The price of silver and gold bullion is determined by measuring the mean between the closing bid and asked quotations of silver and gold bullion set at the time of the close of the NYSE, as supplied by a Portfolio’s custodian bank or other broker-dealers or banks approved by the Trust, on each date that the NYSE is open for business.

Effective for fiscal years beginning after November 15, 2007, Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements”, establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1”, inputs other than quoted prices for an asset that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3”. The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Portfolios’ investments under these levels of classification is included following the Portfolios of Investments.

Effective for fiscal years and interim periods ending after November 15, 2008, the FASB issued FASB Staff Position (“FSP”) No. FAS 133-1 and FASB Interpretation Number (“FIN”) 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161.” The amendments to FAS 133 require enhanced disclosure regarding credit derivatives sold, including (1) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (2) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (3) the fair value of the credit derivative, and (4) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. All changes to accounting policies have been made in accordance with the FSP and incorporated for the current period as part of the Notes to Financial Statements and Portfolio of Investments.

B.	Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.

C.	Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S.

20

NOTES TO FINANCIAL STATEMENTS as of December 31, 2008 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolios’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. government. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D.	Forward Foreign Currency Contracts. Certain Portfolios may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a forward foreign currency contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and a Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statements of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statements of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Open forward foreign currency contracts are presented following the respective Portfolio of Investments.

E.	Futures Contracts. The Portfolios may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Portfolio is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Portfolio agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Portfolio. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are subject to market, credit and counterparty risk

21

NOTES TO FINANCIAL STATEMENTS as of December 31, 2008 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

occasionally in excess of the amount recognized in the Statements of Assets and Liabilities.

F.	Distributions to Shareholders. For all Portfolios, with the exception of BlackRock Inflation Protected Bond, which distributes net investment income monthly, net investment income dividends and net capital gains distributions, if any, will be declared and paid annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

G.	Federal Income Taxes. It is the policy of the Portfolios to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expired.

H.	Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

I.	Repurchase Agreements. Each Portfolio may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Portfolio will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreement, plus accrued interest, being invested by the Portfolio. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest, is at least equal to the repurchase price. If the seller defaults, a Portfolio might incur a loss or delay in the realization of proceeds if the value of the security collateralizing the repurchase agreement declines, and may incur disposition costs in liquidating the collateral.

J.	Securities Lending. The Portfolios have the option to temporarily loan up to 30% of their total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, a Portfolio has the right to use collateral to offset losses incurred. There would be potential loss to a Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral. A Portfolio bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.

K.	Options Contracts. The Portfolios may purchase put and call options and may write (sell) put options and covered call options. The Portfolios may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. An amount equal to the premium received by the Portfolios upon the writing of a put or call option is included in the Statements of Assets and Liabilities as a liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Portfolios will realize a gain or loss upon the expiration or closing

22

NOTES TO FINANCIAL STATEMENTS as of December 31, 2008 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a covered call option is that the Portfolios give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolios may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolios pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

L.	Swap Agreements. The Portfolios may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in market value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Portfolio may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported following each Portfolio’s Portfolio of Investments.

Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The value of the swap contract is recorded on each Portfolio’s Statements of Assets or Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statements of Operations. Upfront payments paid or received by a Portfolio when entering into the agreements are reported on the Statements of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statements of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on each Portfolio’s Statement of Operations upon termination or maturity of the swap. A Portfolio also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statements of Operations.

Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on each Portfolio’s Statements of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.

Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Portfolio will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.

A Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Portfolio may execute these contracts to manage its exposure to the market or certain sectors of the market. Each Portfolio may also enter into credit default swaps to speculate on changes in an issuer’s credit quality, to take advantage of perceived spread advantages, or to offset an

23

NOTES TO FINANCIAL STATEMENTS as of December 31, 2008 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

existing short equivalent (i.e. buying protection on an equivalent reference entity).

Each Portfolio may sell credit default swaps which expose them to the risk of loss from credit risk- related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. If a Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Portfolio’s Portfolio of Investment and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting market values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2008, for which a Portfolio is seller of protection are disclosed in each Portfolio’s Portfolio of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities

Interest Rate Swap Contracts. An interest rate swap involves the agreement between counterparties to exchange periodic payments based on interest rates. One payment will be based on a floating rate of a specified interest rate while the other will be a fixed rate. Risks involve the future fluctuations of interest rates in which a Portfolio may make payments that are greater than what a Portfolio received from the counterparty. Other risks include credit, liquidity and market risk.

Total Return Swap Contracts. A total return swap involves the agreement between counterparties to exchange periodic payments based on an asset (such as a basket of securities) or non-asset (such as an index) reference. The periodic payments or

24

NOTES TO FINANCIAL STATEMENTS as of December 31, 2008 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

cash flows, are usually based on the non-asset reference versus the total return or the asset-based reference. The asset-based reference generally includes unrealized appreciation or depreciation and to the extent that the total return falls short of or exceeds the non-asset reference, a Portfolio will make or receive a payment to the counterparty. Risks of total return swaps include credit, liquidity and market risks.

Currency Swaps. A currency swap involves the agreement between counterparties to exchange two different currencies at contract inception at the prevailing spot rate, and to reverse the exchange at a later agreed upon termination date. The currency exchange at termination may take place at the original exchange rate, an agreed upon exchange rate or the prevailing spot rate on the date of termination. The contract may also include periodic interest payments based on a specified interest rate. Risks related to currency swaps include, but are not limited to, credit, liquidity, market, and exchange rate fluctuations.

Structured Products. Each Portfolio may invest in structured products which are specially-designed derivative investments whose principal payments or interest payments are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The terms and conditions of these products may be ’structured’ by the purchaser and the borrower issuing the note. The market value of these products will increase or decrease based on the performance of the underlying asset or reference. A Portfolio records the changes in the market value of these structured products as an unrealized gain or loss in the accompanying Portfolio’s Statements of Operations. A Portfolio records a realized gain or loss when a structured product is sold or matures.

Risks associated with structured products include credit risk (if the counterparty fails to meet its obligation) and risk associated with the underlying asset or reference. Since a Portfolio enters into the transaction with the borrower at par value, a Portfolio could receive more or less than it originally invested when a note matures. The prices of the notes may also be very volatile and may have limited liquidity in the market which can make it difficult for a Portfolio to value or sell at an advantageous price.

Certain Portfolios are party to International Swap Dealers Association, Inc. Master Agreements (“ISDA Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the counter derivative and foreign exchange contracts, entered into by the Portfolios and the counterparty. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable ISDA Master Agreement.

M.	Illiquid and Restricted Securities. The Portfolios may not invest more than 15% of their net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Portfolios to sell them promptly at an acceptable price. The Portfolios may also invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to guidelines approved by the Board or may be deemed to be illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value as defined in the 1940 Act determined under procedures approved by the Board.

N.	Delayed-Delivery Transactions. Each Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The

25

NOTES TO FINANCIAL STATEMENTS as of December 31, 2008 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

market value of such securities is identified in each Portfolio’s Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolios are required to identify liquid assets sufficient to cover the purchase price.

O.	Organization Expenses and Offering Costs. Costs incurred with the organization of the Portfolios were expensed as incurred. Costs incurred with the offering of shares of the Portfolios are deferred and amortized over a twelve-month period on a\ straight-line basis starting at the commencement of operations.

P.	Sales Commitments. Sale commitments involve commitments to sell fixed income securities where the unit price and the estimated principal amount are established upon entering into the contract, with the actual principal amount being within a specified range of the estimate. A Portfolio will enter into sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of sale commitments are not received until the contractual settlement date. During the time a sale commitment is outstanding, except for delayed delivery transactions, the Portfolio will maintain, in a segregated account, cash or marketable securities in an amount sufficient to meet the purchase price. Unsettled sale commitments are valued at current market value of the underlying securities. If the sale commitment is closed through the acquisition of an offsetting purchase commitment, the Portfolio realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If a Portfolio delivers securities under the commitment, a Portfolio realizes a gain or loss from the sale of the securities, based upon the unit price established at the date the commitment was entered into.

Q.	Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2008, the cost of purchases and the proceeds from the sales of securities, excluding U.S. government and short-term securities, were as follows:

	Purchases	Sales

Blackrock Inflation Protected Bond	$40,193,170	$63,374,836
Disciplined Smallcap Value	164,534,983	233,943,971
Goldman Sachs Commodity Strategy	570,749,758	287,375,857

U.S. government securities not included above were as follows:

	Purchases	Sales

Blackrock Inflation Protected Bond	$404,691,202	$437,610,826
Goldman Sachs Commodity Strategy	169,869,705	112,309,936

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

BlackRock Inflation Protected Bond and Goldman Sachs Commodity Strategy, have entered into an investment management agreement (“Investment Management Agreement”) with Directed Services LLC (“DSL”). Disciplined Small Cap Value has entered into an investment management agreement (“Investment Management Agreement”) with ING Investments, LLC (“ING Investments”).

Each Investment Management Agreement compensates DSL or ING Investments with a fee, computed daily and payable monthly, each based on the average daily net assets of each Portfolio, at the following annual rates:

Portfolio	Fee

BlackRock Inflation Protected Bond	0.45% of the first $200 million; 0.40% of the next $800 million; 0.30% of the amount in excess of $1 billion

Disciplined Small Cap Value	0.55% of the first $500 million; 0.50% of the next $500 million; 0.45% of the amount in excess of $1 billion

Goldman Sachs Commodity Strategy	0.70% of the first $1 billion; 0.65% of the amount in excess of $1 billion

ING Portfolios are permitted to invest end-of-day cash balances into ING Institutional Prime Money Market Fund. Investment management fees paid by the Portfolios will be reduced by an amount equal to the management fees paid indirectly to the ING Institutional Prime Money Market Fund with respect to assets invested by the Portfolios. These fees are not subject to recoupment. For the year ended December 31, 2008,

26

NOTES TO FINANCIAL STATEMENTS as of December 31, 2008 (continued)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

the Investment Adviser for Goldman Sachs Commodity Strategy waived $6,326 of such management fees. These fees are not subject to recoupment.

ING Funds Services, LLC (the “Administrator”), an indirect, wholly-owned subsidiary of ING Groep, acts as administrator and provides certain administrative and shareholder services necessary for the Portfolios’ operations, and is responsible for the supervision of other service providers. For its services, the Administrator is entitled to receive from these Portfolios a fee at an annual rate of 0.10% of each Portfolio’s average daily net assets.

The Trust and ING Investments or DSL (each an “Investment Adviser” and collectively, the “Investment Advisers”) have entered into portfolio management agreements with each sub-adviser. These sub-advisers provide investment advice for the various Portfolios and are paid by the Investment Advisers based on the average daily net assets of the respective Portfolios. The sub-advisers of each of the Portfolios are as follows (*denotes a related party sub-adviser):

Portfolio	Sub-Adviser

BlackRock Inflation Protected Bond	BlackRock Financial Management, Inc.

Disciplined Small Cap Value	ING Investment Management Co.*

Goldman Sachs Commodity Strategy	Goldman Sachs Asset Management, L.P.

In placing equity security transactions, each sub-adviser is required to use its best efforts to choose a broker capable of providing brokerage services necessary to obtain the best execution for each transaction. Subject to this requirement, a sub-adviser may allocate equity security transactions through certain designated broker-dealers. Some of these broker-dealers participate in commission recapture programs that have been established for the benefit of the Portfolios. Under these programs, the participating broker-dealers will return to a Portfolio a portion of the brokerage commissions (in the form of a credit to a Portfolio) paid to the broker-dealers to pay certain expenses of a Portfolio. These commission recapture payments benefit the Portfolios and not the portfolio manager or sub-adviser. Any amount credited to a Portfolio is reflected as brokerage commission recapture in the Statements of Operations.

NOTE 5 — DISTRIBUTION AND SERVICE FEE

The Trust has entered into a Shareholder Service Plan (the “Plan”) for the Class S and Class S2 shares of the respective Portfolios of the Trust. The Agreement compensates ING Funds Distributor, LLC (the “Distributor” or “IFD”) for the provision of shareholder services and/or account maintenance services to direct or indirect beneficial owners of Class S and Class S2 shares. Under the Plan, each Portfolio makes payments to the Distributor at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to Class S and Class S2, respectively. Each Portfolio, except ING BlackRock Inflation Protected Bond Portfolio has entered into a Rule 12b-1 Distribution Plan (the “Class S2 Plan”) with IFD on behalf of the Class S2 shares of the Portfolio. The Class S2 Plan provides that the Class S2 shares shall pay a 12b-1 distribution fee, for distribution services including payments to IFD at an annual rate of 0.25% of the average daily net assets. IFD has contractually agreed to waive a portion of its fee equal to 0.10% of the average daily net assets attributable to Class S2 of the Portfolios, so that the actual fee paid by a Portfolio is an annual rate of 0.15%. The expense waiver will continue through at least May 1, 2009.

Each Class ADV shares of the respective Portfolios has a Rule 12b-1 Service and Distribution Plan. Class ADV shares pay IFD a service fee of 0.25% and a distribution fee of 0.50% of each Portfolios average daily net assets attributable to Class ADV shares. IFD has contractually agreed to waive 0.15% of the Portfolios’ average daily net assets attributable to Class ADV shares so that the actual fee paid by a Portfolio is a rate of 0.35%. The expense waiver will continue through at least May 1, 2009.

NOTE 6 — EXPENSE LIMITATIONS

Each Investment Adviser has entered into written expense limitation agreements with each of the Portfolios, whereby each Investment Adviser has agreed to limit expenses, excluding interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses to the levels listed below:

	Class ADV	Class I	Class S	Class S2

BlackRock Inflation Protected Bond	1.23%	0.63%	0.88%	n/a
Disciplined Small Cap Value	1.35%	0.75%	1.00%	1.15%
Goldman Sachs Commodity Strategy	1.55%	0.95%	1.20%	1.35%

27

NOTES TO FINANCIAL STATEMENTS as of December 31, 2008 (continued)

NOTE 6 — EXPENSE LIMITATIONS (continued)

Each Investment Adviser may, at a later date, recoup from a Portfolio management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees by, and any recoupment to the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Portfolio.

The expense limitation agreements are contractual and shall renew automatically unless each Investment Advisor provides written notice of the termination of the expense limitation agreement within 90 days of the end of the then current term.

As of December 31, 2008, the Portfolios did not have any waived or reimbursed fees subject to recoupment.

NOTE 7 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

The Trust has adopted a Retirement Policy (“Policy”) covering all independent trustees of the Portfolio who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this Policy are based on an annual rate as defined in the Policy.

At December 31, 2008, the following ING Portfolios or indirect, wholly-owned subsidiaries of ING Groep owned more than 5% of the following Portfolios:

ING Lifestyle Aggressive Growth —	Disciplined Small Cap Value (15.28%); Goldman Sachs Commodity Strategy (13.21%).

ING Lifestyle Growth Portfolio —	BlackRock Inflation Protected Bond (20.90%); Disciplined Small Cap Value (58.66%); Goldman Sachs Commodity Strategy (38.05%).

ING Lifestyle Moderate Growth Portfolio —	BlackRock Inflation Protected Bond (17.59%); Disciplined Small Cap Value (16.46%); Goldman Sachs Commodity Strategy (32.04%).

ING Lifestyle Moderate Portfolio —	BlackRock Inflation Protected Bond (30.79%); Disciplined Small Cap Value (9.60%); Goldman Sachs Commodity Strategy (15.57%);

ING Solution 2015 Portfolio —	BlackRock Inflation Protected Bond (20.94%).

ING Solution Portfolio —	BlackRock Inflation Protected Bond (6.99%).

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because the Portfolios have a common owner that owns over 25% of the outstanding securities of the Portfolios, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Portfolios.

At December 31, 2008, the Portfolios had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

	Accrued
	Investment	Accrued
	Management	Administrative
	Fees	Fees	Total

BlackRock Inflation Protected Bond	$53,110	$11,802	$64,912
Disciplined Small Cap Value	34,791	6,326	41,117
Goldman Sachs Commodity Strategy	130,970	18,804	149,774

NOTE 8 —	WRITTEN OPTIONS

Transactions in written options for BlackRock Inflation Protected Bond for the year ended December 31, 2008 were as follows:

	Number of
	Contracts	Premium

Balance at 12/31/07	—	$—
Options Written	40	40,206
Options Terminated in Closing Purchase Transactions	(40)	(40,206)

Balance at 12/31/08	—	$—

28

NOTES TO FINANCIAL STATEMENTS as of December 31, 2008 (continued)

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

				Net increase				Net increase
				(decrease) in				(decrease) in
		Reinvestment	Shares	shares		Reinvestment	Shares	shares
	Shares sold	of distributions	redeemed	outstanding	Shares sold	of distributions	redeemed	outstanding
Year Or Period Ended	#	#	#	#	($)	($)	($)	($)

BlackRock Inflation Protected Bond
Class ADV
12-31-08	—	—	(1)	(1)	—	—	(10)	(10)
04-30-07(1)-12-31-07	102	—	—	102	1,020	—	—	1,020
Class I
12-31-08	6,863,677	1,352,432	(13,920,484)	(5,704,375)	70,025,223	13,786,009	(141,733,644)	(57,922,412)
04-30-07(1)-12-31-07	22,410,346	636,821	(2,468,054)	20,579,113	223,005,643	6,291,663	(24,799,140)	204,498,166
Class S
12-31-08	—	—	(1)	(1)	—	—	(10)	(10)
04-30-07(1)-12-31-07	102	—	—	102	1,020	—	—	1,020

Disciplined Small Cap Value
Class I
12-31-08	5,172,539	415,160	(12,881,098)	(7,293,399)	39,032,516	3,072,185	(111,090,176)	(68,985,475)
12-31-07	16,796,969	124,308	(2,001,116)	14,920,161	180,583,198	1,429,538	(19,972,944)	162,039,792

Goldman Sachs Commodity Strategy
Class ADV
04-28-08(1)-12-31-08	301	—	—	301	3,010	—	—	3,010
Class I
04-28-08(1)-12-31-08	50,090,633	—	(6,501,694)	43,588,939	463,200,732	—	(64,638,302)	398,562,430
Class S
04-28-08(1)-12-31-08	301	—	—	301	3,010	—	—	3,010
Class S2
04-28-08(1)-12-31-08	301	—	—	301	3,010	—	—	3,010

(1)	Commencement of operations.

NOTE 10 — SECURITIES LENDING

Under an agreement with The Bank of New York Mellon (“BNY”), the Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned when the transaction is entered into and is adjusted daily for changes in the market values of the securities on loan. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The Portfolios bear the risk of loss with respect to the investment of collateral. Currently, the cash collateral is invested in the Bank of New York Mellon Corp. Institutional Cash Reserves Fund (“BICR Fund”). BNY serves as investment manager, custodian and operational trustee of the BICR Fund. As of December 31, 2008, the BICR Fund held certain defaulted securities that had market values significantly below amortized cost. The investment in the BICR Fund is included in the Portfolio of Investments under Securities Lending Collateral and the unrealized loss on such investment is included in Net Unrealized Depreciation on the Statements of Assets and Liabilities. The Portfolios agreed, in principle, to the terms of capital support extended by The Bank of New York Mellon Corporation (“BNYC”), an affiliated company of BNY, for the certain defaulted securities held by the BICR Fund. BNYC will support the value of these securities up to a certain amount and subject, in part, to the Portfolios’ continued lending of securities. The recorded value of each Portfolio’s investment in the BICR Fund includes the value of the underlying securities held by the BICR Fund and the estimated value of the support to be provided by BNYC.

29

NOTES TO FINANCIAL STATEMENTS as of December 31, 2008 (continued)

NOTE 10 — SECURITIES LENDING (continued)

Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in the Portfolios. At December 31, 2008, the following Portfolios had securities on loan with the following market values:

	Value of	Cash
	Securities	Collateral
Portfolio	Loaned	Received*

Disciplined Small Cap Value	$7,870,152	$7,892,876

*	Cash collateral received was invested in the BICR Fund, the fair value of which is presented in the respective Portfolio’s Portfolio of Investments.

NOTE 11 — CONCENTRATION OF INVESTMENT RISKS

Non-Diversified.  (BlackRock Inflation Protected Bond and Goldman Sachs Commodity Strategy.) Each Portfolio is classified as non-diversified investment companies under the 1940 Act, which means that each Portfolio is not limited by the 1940 Act in the proportion of assets that they may invest in the obligations of a single issuer. Declines in the value of that single company can significantly impact the value of a Portfolio. The investment of a large percentage of a Portfolio’s assets in the securities of a small number of issuers may cause the Portfolios’ share price to fluctuate more than that of a diversified investment company. Conversely, even though classified as nondiversified, a Portfolio may actually maintain a portfolio that is diversified with a large number of issuers. In such an event, a Portfolio would benefit less from appreciation in a single corporate issuer than if it had greater exposure to that issuer.

Foreign Securities.  Investments in foreign securities may entail risks not present in domestic investments. Since securities in which the Portfolios may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolios. Foreign investments may also subject the Portfolios to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-a-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of the Portfolios’ investments.

Emerging Markets Risk.  Emerging market countries are generally defined as countries in the initial stage of their industrialization cycles with low per capita income. Investment in emerging market countries presents risks in a greater degree than, and in addition to, those presented by investment in foreign issuers in general as these countries may be less politically and economically stable than other countries. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar from time to time, and devaluation may occur after investments in those currencies by a Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

High-Yield, Lower-Grade Debt Securities Risk.  High-yield debt securities (commonly referred to as “junk bonds”) generally present greater credit risk that an issuer cannot make timely payment of interest or principal than an issuer of a higher quality debt security, and typically have greater potential price volatility and principal and income risk. Changes in interest rates, the market’s perception of the issuers and the credit worthiness of the issuers may significantly affect the value of these bonds. High-yield bonds are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and interest payments. The secondary market in which high-yield securities are traded may be less liquid than the market for higher grade bonds. It may be more difficult to value less liquid high-yield securities, and determination of their value may involve elements of judgment.

Derivatives.  Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Some derivatives are sophisticated

30

NOTES TO FINANCIAL STATEMENTS as of December 31, 2008 (continued)

NOTE 11 — CONCENTRATION OF INVESTMENT RISKS (continued)

instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. These may include swap agreements, options, forwards and futures. Derivative securities are subject to market risk which could be significant for those that have a leveraging effect. Derivatives are also subject to credit risks related to the counterparty’s ability to perform and any deterioration in the counterparty’s creditworthiness could adversely affect the instrument. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Portfolio to hold a security it might otherwise sell or could force the sale of a security at inopportune times or for prices that do not reflect current market value. A risk of using derivatives is that a Portfolio’s adviser or sub-adviser might imperfectly judge the market’s direction.

NOTE 12 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of December 31, 2008:

			Accumulated
	Paid-in	Undistributed Net	Net Realized
	Capital	Investment Income	Gains/(Losses)

BlackRock Inflation Protected Bond	$(32,110)	$(1,210,775)	$1,242,885
Disciplined Small Cap Value	—	(218,582)	218,582
Goldman Sachs Commodity Strategy	(78,940)	148,128	(69,188)

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2008		Year Ended December 31, 2007
	Ordinary	Long-Term	Ordinary	Long-Term
	Income	Capital Gains	Income	Capital Gains

BlackRock Inflation Protected Bond	$12,865,423	$920,744	$6,291,766	$—
Disciplined Small Cap Value	3,072,185	—	1,399,658	29,880

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2008 were:

		Undistributed		Post-October	Post-October
	Undistributed	Long-Term	Unrealized	Capital	Currency
	Ordinary	Capital	Appreciation/	Loss	Loss	Capital Loss	Expiration
	Income	Gains	(Depreciation)	Deferred	Deferred	Carryforwards	Dates

BlackRock Inflation Protected Bond	$—	$—	$(3,274,926)	$(2,895,532)	$(1,001,927)	$—	—
Disciplined Small Cap Value	2,419,538	—	(23,591,400)	(9,203,782)	—	(3,236,192)	2015
						(35,606,354)	2016

						$(38,842,546)

Goldman Sachs Commodity Strategy	4,172,124	—	6,410,592	(43,329,695)	—	(121,852,152)	2016

The Portfolios’ major tax jurisdictions are federal, Arizona, and Massachusetts. The earliest tax year that remains subject to examination by these jurisdictions is 2006.

31

NOTES TO FINANCIAL STATEMENTS as of December 31, 2008 (continued)

NOTE 13 — OTHER ACCOUNTING PRONOUNCEMENTS

On March 19, 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (“SFAS No. 161”), “Disclosure about Derivative Instruments and Hedging Activities.” This new accounting statement requires enhanced disclosures about an entity’s derivative and hedging activities. Entities are required to provide enhanced disclosures about (a) how and why an entity invests in derivatives, (b) how derivatives are accounted for under SFAS No. 133, and (c) how derivatives affect an entity’s financial position, financial performance, and cash flows. SFAS No. 161 also requires enhanced disclosures regarding credit-risk-related contingent features of derivative instruments. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of December 31, 2008, management of the Portfolios is currently assessing the impact of the expanded financial statement disclosures that will result from adopting SFAS No. 161.

NOTE 14 — INFORMATION REGARDING TRADING OF
ING’S U.S. MUTUAL FUNDS

As discussed in earlier supplements that were previously filed with the SEC, DSL and ING Investments, the advisers to the ING Funds, has reported to the Boards of Directors/Trustees (the “Boards”) of the ING Funds that, like many U.S. financial services companies, DSL and ING Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. DSL and ING Investments has advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, DSL and ING Investments reported that management of U.S. affiliates of ING Groep N.V., including DSL and ING Investments (collectively, “ING”), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. ING’s internal review related to mutual fund trading has been completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING’s variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Boards.

DSL and ING Investments have advised the Boards that most of the identified arrangements were initiated prior to ING’s acquisition of the businesses in question in the U.S. DSL and ING Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, DSL and ING Investments have advised the Boards that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Boards are the only instances of such trading respecting the ING Funds.

DSL and ING Investments reported to the Boards that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, DSL and ING Investments advised the Boards that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING’s acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, DSL and ING Investments reported that given ING’s refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•	ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the SEC.

32

NOTES TO FINANCIAL STATEMENTS as of December 31, 2008 (continued)

NOTE 14 — INFORMATION REGARDING TRADING OF
ING’S U.S. MUTUAL FUNDS (continued)

DSL and ING Investments reported to the Boards that the indemnification commitments made by ING Funds related to mutual fund trading have been settled and restitution amounts prepared by an independent consultant have been paid to the affected ING Funds.

•	ING updated its Code of Conduct for employees reinforcing its employees’ obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

Other Regulatory Matters

The New York Attorney General and other federal and state regulators are also conducting broad inquiries and investigations involving the insurance industry. These initiatives currently focus on, among other things, compensation and other sales incentives; potential conflicts of interest; potential anti-competitive activity; reinsurance; marketing practices (including suitability); specific product types (including group annuities and indexed annuities); fund selection for investment products and brokerage sales; and disclosure. It is likely that the scope of these industry investigations will further broaden before they conclude. ING has received formal and informal requests in connection with such investigations, and is cooperating fully with each request.

Other federal and state regulators could initiate similar actions in this or other areas of ING’s businesses. These regulatory initiatives may result in new legislation and regulation that could significantly affect the financial services industry, including businesses in which ING is engaged. In light of these and other developments, ING continuously reviews whether modifications to its business practices are appropriate. At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

NOTE 15 — SUBSEQUENT EVENTS

Subsequent to December 31, 2008, the following Portfolio declared dividends from net investment income:

	Per Share Amount	Payable Date	Record Date

BlackRock Inflation Protected Bond
Class ADV	$0.0014	February 4, 2009	January 30, 2009
Class I	0.0075	February 4, 2009	January 30, 2009
Class S	0.0045	February 4, 2009	January 30, 2009

33

PORTFOLIO OF INVESTMENTS
ING BlackRock Inflation Protected Bond Portfolio
as of December 31, 2008

Principal
Amount			Value

CORPORATE BONDS/NOTES: 2.3%

		Banks: 0.4%
$520,000		JPMorgan Chase & Co., 5.390%, due 06/28/09	$526,895

			526,895

		Diversified Financial Services: 1.4%
590,000		Bear Stearns Cos., Inc., 5.460%, due 03/10/14	479,157
890,000		General Electric Capital Corp., 5.625%, due 05/01/18	898,064
640,000	±	Lehman Brothers Holdings, Inc., 5.625%, due 01/24/13	64,000
160,000		SLM Corp., 5.030%, due 06/01/09	140,413
800,000		SLM Corp., 5.780%, due 01/31/14	424,752

			2,006,386

		Multi-National: 0.3%
445,000	@@	International Bank for Reconstruction & Development, 1.540%, due 12/10/13	370,988

			370,988

		Telecommunications: 0.2%
300,000	#,C	Verizon Wireless, 8.500%, due 11/15/18	352,111

			352,111

		Total Corporate Bonds/Notes (Cost $4,174,878)	3,256,380

U.S. GOVERNMENT AGENCY OBLIGATIONS: 19.6%

		Federal Home Loan Bank: 2.1%
2,535,000		5.375%, due 05/18/16	2,903,035

			2,903,035

		Federal Home Loan Mortgage Corporation##: 10.9%
14,857,733		5.000%, due 06/01/38	15,201,951

			15,201,951

		Federal National Mortgage Association##: 6.6%
9,000,000	W	5.500%, due 01/12/36	9,226,404

			9,226,404

		Total U.S. Government Agency Obligations (Cost $26,297,386)	27,331,390

U.S. TREASURY OBLIGATIONS: 52.8%

		Treasury Inflation Indexed Protected Securitiesip: 52.7%
3,960,195		0.625%, due 04/15/13	3,774,561
7,512,388		1.375%, due 07/15/18	6,997,892
12,904,304		1.625%, due 01/15/15-01/15/18	12,092,336
9,857,092		1.750%, due 01/15/28	9,110,112
2,081,253	S	1.875%, due 07/15/13	1,960,118
13,668,780		2.000%, due 04/15/12-07/15/14	13,161,719
4,188,327		2.375%, due 01/15/17	4,156,588
10,108,783	S	2.375%, due 01/15/25-01/15/27	9,965,709
85,792		2.500%, due 07/15/16	85,142
EUR 90,000	@@	3.150%, due 07/25/32	165,123
4,685,299	S	3.375%, due 04/15/32	5,778,661
2,650,466	S	3.500%, due 01/15/11	2,602,219
2,450,407	S	3.625%, due 04/15/28	2,920,005
678,466		3.875%, due 04/15/29	838,171

		Total U.S. Treasury Obligations (Cost $75,323,880)	73,608,356

ASSET-BACKED SECURITIES: 6.4%

		Automobile Asset-Backed Securities: 3.4%
446,893	C	Daimler Chrysler Auto Trust, 5.000%, due 05/08/10	445,248
265,208	C	Ford Credit Auto Owner Trust, 5.050%, due 03/15/10	264,693
104,274	C	Harley-Davidson Motorcycle Trust, 5.290%, due 01/18/11	104,238
537,193	C	Honda Auto Receivables Owner Trust, 5.300%, due 07/21/10	536,446
1,530,000	C	Nissan Auto Receivables Owner Trust, 3.800%, due 10/15/10	1,499,113
343,418	C	USAA Auto Owner Trust, 5.010%, due 09/15/10	342,659
508,438	C	USAA Auto Owner Trust, 5.010%, due 06/15/11	505,227
199,609	C	USAA Auto Owner Trust, 5.040%, due 04/15/10	199,575
233,481	C	USAA Auto Owner Trust, 5.320%, due 09/15/10	233,182
651,243	C	USAA Auto Owner Trust, 5.360%, due 02/15/11	649,772

			4,780,153

		Credit Card Asset-Backed Securities: 2.1%
1,500,000	C	Bank One Issuance Trust, 3.450%, due 10/17/11	1,495,416
1,600,000	C	Chase Issuance Trust, 5.120%, due 10/15/14	1,487,537

			2,982,953

		Home Equity Asset-Backed Securities: 0.5%
350,900	C	Citigroup Mortgage Loan Trust, Inc., 0.581%, due 03/25/37	303,218
359,775	C	HSI Asset Securitization Corp. Trust, 0.521%, due 10/25/36	310,793

			614,011

		Other Asset-Backed Securities: 0.4%
531,841	C	Countrywide Asset-Backed Certificates, 0.521%, due 07/25/37	485,494

			485,494

		Total Asset-Backed Securities (Cost $9,102,433)	8,862,611

COLLATERALIZED MORTGAGE OBLIGATIONS: 6.8%

		Collateralized Mortgage Obligations: 6.7%
965,000	C	Banc of America Commercial Mortgage, Inc., 4.933%, due 07/10/45	785,634
2,311,524	C	Bear Stearns Adjustable Rate Mortgage Trust, 5.650%, due 07/25/36	1,219,707
847,826	C	Countrywide Alternative Loan Trust, 0.698%, due 03/20/47	348,673
1,591,221	C	Credit Suisse First Boston Mortgage Securities Corp., 6.505%, due 02/15/34	1,565,441
156,504	C	Deutsche Alternative-A Securities, Inc. Alternate Loan Trust, 0.551%, due 04/25/36	152,181

See Accompanying Notes to Financial Statements

34

PORTFOLIO OF INVESTMENTS
ING BlackRock Inflation Protected Bond Portfolio
as of December 31, 2008 (continued)

Principal
Amount			Value

		Collateralized Mortgage Obligations (continued)
$905,000	C	GMAC Commercial Mortgage Securities, Inc., 4.547%, due 12/10/41	$819,111
557,050	C	GMAC Commercial Mortgage Securities, Inc., 6.957%, due 09/15/35	551,869
700,000	C	GMAC Commercial Mortgage Securities, Inc., 7.594%, due 08/16/33	700,406
1,105,326	C	JPMorgan Chase Commercial Mortgage Securities Corp., 6.044%, due 11/15/35	1,088,768
1,500,000	C	JPMorgan Chase Commercial Mortgage Securities Corp., 6.429%, due 04/15/35	1,460,944
87,976	C	LB-UBS Commercial Mortgage Trust, 5.642%, due 12/15/25	85,823
775,000	C	Wachovia Bank Commercial Mortgage Trust, 5.740%, due 05/15/43	619,464

		Total Collateralized Mortgage Obligations (Cost $11,332,500)	9,398,021

OTHER BONDS: 5.1%

		Foreign Government Bonds: 5.1%
EUR 365,469		Deutschland Inflation Linked Bond, 1.500%, due 04/15/16	504,554
EUR 4,565,785		Government of France, 3.000%, due 07/25/12	6,592,610

		Total Other Bonds (Cost $7,329,208)	7,097,164

		Total Long-Term Investments (Cost $133,560,285)	129,553,922

	Total Investments in Securities
	(Cost $133,560,285)*	93.0%	$129,553,922
	Other Assets and Liabilities - Net	7.0	9,804,797

	Net Assets	100.0%	$139,358,719

@@	Foreign Issuer
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
C	Bond may be called prior to maturity date.
ip	Treasury inflation indexed protected security whose principal value is adjusted in accordance with changes to the Consumer Price Index.
##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.
W	Settlement is on a when-issued or delayed-delivery basis.
S	All or a portion of this security is segregated to cover collateral requirements for applicable futures, options, swaps, foreign forward currency contracts and/or when-issued or delayed-delivery securities.
±	Defaulted security
EUR	EU Euro

*	Cost for federal income tax purposes is $133,623,730.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$1,805,179
Gross Unrealized Depreciation	(5,874,987)

Net Unrealized Depreciation	$(4,069,808)

At December 31, 2008 the following foreign currency contracts were outstanding for the ING BlackRock Inflation Protected Bond Portfolio:

			In		Unrealized
		Settlement	Exchange		Appreciation
Currency	Buy/Sell	Date	For	Value	(Depreciation)

EU Euro EUR 1,120,000	BUY	1/21/09	1,488,097	1,555,340	$67,243
EU Euro EUR 610,000	BUY	1/21/09	853,274	847,105	(6,169)

					$61,074

EU Euro EUR 6,865,500	SELL	1/21/09	8,719,253	9,534,096	$(814,843)
EU Euro EUR 200,000	SELL	1/21/09	285,591	277,739	7,852

					$(806,991)

ING BlackRock Inflation Protected Bond Portfolio Open Futures Contracts on December 31, 2008

			Unrealized
	Number of	Expiration	Appreciation/
Contract Description	Contracts	Date	(Depreciation)

Long Contracts
U.S. Treasury 2-Year Note	7	03/31/09	$973
U.S. Treasury 5-Year Note	86	03/31/09	106,618

			$107,591

Short Contracts
U.S. Treasury 10-Year Note	4	03/20/09	$6,829
U.S. Treasury Long Bond	63	03/20/09	(378,240)

			$(371,411)

See Accompanying Notes to Financial Statements

35

PORTFOLIO OF INVESTMENTS
ING BlackRock Inflation Protected Bond Portfolio
as of December 31, 2008 (continued)

ING BlackRock Inflation Protected Bond Portfolio Total Return Swap Agreements Outstanding on December 31, 2008:

	Termination		Notional	Unrealized
	Date		Amount	Appreciation

Receive positive total return on Barclays US Government Inflation-Linked All Maturities Total Return Index. Pay a floating rate based on 3-month USD-LIBOR minus 47 bps and, if negative, the absolute value of the total return on the index. Counterparty: Barclays Bank PLC, London	02/02/09	USD	22,022,408	$1,388,340
Receive positive total return on DBIQ USD IG Inflation Linked Sovereign Index. Pay a floating rate based on 3-month USD-LIBOR minus 15 bps and, if negative, the absolute value of the total return on the index. Counterparty: Deutsche Bank AG	02/11/09	USD	15,500,000	534,080

				$1,922,420

ING BlackRock Inflation Protected Bond Portfolio Interest Rate Swap Agreements Outstanding on December 31, 2008:

	Termination		Notional	Unrealized
	Date		Amount	Depreciation

Receive a floating rate based on 3-month USD-LIBOR and pay a fixed rate equal to 4.463% Counterparty: Barclays Bank PLC	01/08/18	USD	3,000,000	$(470,027)

				$(470,027)

The following sales commitment was held by the ING BlackRock Inflation Protected Bond Portfolio at December 31, 2008.

Principal
Amount	Description	Market Value

$(14,800,000)	Federal Home Loan Mortgage Corp. TBA, 5.00%, 01/15/35	$15,126,059

	Total Sales Commitment (Cost $14,869,375)	$15,126,059

The following table summarizes the inputs used as of December 31, 2008 in determining the Portfolio’s investments at fair value for purposes of SFAS 157:

	Investments in	Other Financial
	Securities	Instruments*

Level 1 — Quoted Prices	$—	$(263,820)
Level 2 — Other Significant Observable Inputs	129,553,922	(14,419,583)
Level 3 — Significant Unobservable Inputs	—	—

Total	$129,553,922	$(14,683,403)

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, sales commitments, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Sales commitments, swaps and written options are reported at their market value at year end.

See Accompanying Notes to Financial Statements

36

PORTFOLIO OF INVESTMENTS
ING Disciplined Small Cap Value Portfolio
as of December 31, 2008

Shares			Value

COMMON STOCK: 90.3%

		Aerospace/Defense: 0.7%
10,400	@	Esterline Technologies Corp.	$394,056
4,850	@	Moog, Inc.	177,365

			571,421

		Agriculture: 0.2%
5,150		Universal Corp.	153,831

			153,831

		Airlines: 1.3%
5,600	@	Alaska Air Group, Inc.	163,800
26,550	@	JetBlue Airways Corp.	188,505
25,300		Skywest, Inc.	470,580
31,100	@,L	US Airways Group, Inc.	240,403

			1,063,288

		Apparel: 0.4%
7,900	@	Carter’s, Inc.	152,154
13,800	@	Skechers USA, Inc.	176,916

			329,070

		Auto Manufacturers: 0.3%
60,250		Wabash National Corp.	271,125

			271,125

		Auto Parts & Equipment: 0.8%
22,500		Cooper Tire & Rubber Co.	138,600
45,350		Superior Industries International	477,082

			615,682

		Banks: 11.9%
14,100		Ameris Bancorp.	167,084
14,800	@@,L	Banco Latinoamericano de Exportaciones SA	212,528
28,200		Banner Corp.	265,362
35,300		Boston Private Financial Holdings, Inc.	241,452
19,250	L	Cathay General Bancorp.	457,188
21,050		Central Pacific Financial Corp.	211,342
69,200	L	Colonial BancGroup, Inc.	143,244
36,200		Columbia Banking System, Inc.	431,866
9,400		East-West Bancorp., Inc.	150,118
12,500		FirstMerit Corp.	257,375
12,900	L	FNB Corp.	170,280
8,700		Glacier Bancorp., Inc.	165,474
3,300		Hancock Holding Co.	150,018
20,200		Heritage Commerce Corp.	227,048
7,000		International Bancshares Corp.	152,810
9,350		MB Financial Corp.	261,333
10,300		National Penn Bancshares, Inc.	149,453
9,200		Old National Bancorp.	167,072
19,200	L	PacWest Bancorp	516,480
20,850		Prosperity Bancshares, Inc.	616,952
6,600	L	Provident Bankshares Corp.	63,756
12,550		Renasant Corp.	213,727
24,050		Southwest Bancorp., Inc.	311,688
26,200		Sterling Bancshares, Inc.	159,296
62,300	L	Sterling Financial Corp.	548,240
26,400	@	Sun Bancorp, Inc.	197,736
44,250		Susquehanna Bancshares, Inc.	704,018
4,500	@,L	SVB Financial Group	118,035
12,000		Trustmark Corp.	259,080
57,600		UCBH Holdings, Inc.	396,288
3,250		UMB Financial Corp.	159,705
38,650		Umpqua Holdings Corp.	559,266
4,600		United Bankshares, Inc.	152,812
6,000	L	WesBanco, Inc.	163,260
21,800	L	Whitney Holding Corp.	348,582

			9,469,968

		Building Materials: 2.3%
16,900		Apogee Enterprises, Inc.	175,084
35,369		Gibraltar Industries, Inc.	422,306
14,950	@	Interline Brands, Inc.	158,919
28,800	@	NCI Building Systems, Inc.	469,440
26,350		Quanex Building Products Corp.	246,900
5,400		Simpson Manufacturing Co., Inc.	149,904
7,250		Universal Forest Products, Inc.	195,098

			1,817,651

		Chemicals: 0.9%
6,750		Olin Corp.	122,040
47,350	@	PolyOne Corp.	149,153
6,350		Sensient Technologies Corp.	151,638
45,500		Spartech Corp.	284,830

			707,661

		Commercial Services: 2.5%
6,000		Aaron Rents, Inc.	159,720
13,200	@	Albany Molecular Research, Inc.	128,568
23,150	@	Cross Country Healthcare, Inc.	203,489
33,250		Kelly Services, Inc.	432,583
77,750	@	MPS Group, Inc.	585,458
24,100	@	PHH Corp.	306,793
9,150	@	Rent-A-Center, Inc.	161,498

			1,978,109

		Computers: 2.6%
3,600	@	CACI International, Inc.	162,324
110,100	@	Ciber, Inc.	529,581
31,200		Imation Corp.	423,384
30,400	@	Insight Enterprises, Inc.	209,760
28,650	@	Mentor Graphics Corp.	148,121
36,650	@,@@	Ness Technologies, Inc.	156,862
11,900	@	Perot Systems Corp.	162,673
35,350	@	Rackable Systems, Inc.	139,279
24,100	@	Radisys Corp.	133,273

			2,065,257

		Diversified Financial Services: 1.5%
15,200	@	Knight Capital Group, Inc.	245,480
62,573	@	LaBranche & Co., Inc.	299,725
49,700	@	Ocwen Financial Corp.	456,246
3,500	@	Stifel Financial Corp.	160,475

			1,161,926

		Electric: 6.0%
8,100		Avista Corp.	156,978
28,400		Black Hills Corp.	765,664
30,850		Cleco Corp.	704,306
11,800	@	El Paso Electric Co.	213,462
5,150		Idacorp, Inc.	151,668
9,450		NorthWestern Corp.	221,792
76,600		PNM Resources, Inc.	772,128
45,450		Portland General Electric Co.	884,912
5,400		Unisource Energy Corp.	158,544
38,050		Westar Energy, Inc.	780,406

			4,809,860

		Electrical Components & Equipment: 0.4%
11,900		Encore Wire Corp.	225,624
100,600	@,L	Power-One, Inc.	119,714

			345,338

		Electronics: 2.9%
59,850	@	Benchmark Electronics, Inc.	764,285
7,950		Brady Corp.	190,403
70,600	@	Newport Corp.	478,668
24,900	@	TTM Technologies, Inc.	129,729
29,450		Watts Water Technologies, Inc.	735,367

			2,298,452

See Accompanying Notes to Financial Statements

37

PORTFOLIO OF INVESTMENTS
ING Disciplined Small Cap Value Portfolio
as of December 31, 2008 (continued)

Shares			Value

		Energy — Alternate Sources: 0.6%
69,900	@	Headwaters, Inc.	$471,825

			471,825

		Engineering & Construction: 0.4%
9,500	@	EMCOR Group, Inc.	213,085
3,300		Granite Construction, Inc.	144,969

			358,054

		Food: 3.7%
52,150	@,L	Chiquita Brands International, Inc.	770,777
35,150	@,@@	Fresh Del Monte Produce, Inc.	788,063
14,000		Imperial Sugar Co.	200,760
6,550	@	Ralcorp Holdings, Inc.	382,520
5,650		Ruddick Corp.	156,223
15,100	@,L	TreeHouse Foods, Inc.	411,324
15,900	@	Winn-Dixie Stores, Inc.	255,990

			2,965,657

		Forest Products & Paper: 0.9%
51,150	@	Buckeye Technologies, Inc.	186,186
25,700		Glatfelter	239,010
14,500		Schweitzer-Mauduit International, Inc.	290,290

			715,486

		Gas: 2.0%
9,400		Atmos Energy Corp.	222,780
3,100		Laclede Group, Inc.	145,204
3,950		New Jersey Resources Corp.	155,433
3,650		Nicor, Inc.	126,801
3,400		Northwest Natural Gas Co.	150,382
8,650		Piedmont Natural Gas Co.	273,946
4,100		South Jersey Industries, Inc.	163,385
9,550		Southwest Gas Corp.	240,851
4,650		WGL Holdings, Inc.	152,009

			1,630,791

		Hand/Machine Tools: 0.2%
4,750		Regal-Beloit Corp.	180,453

			180,453

		Healthcare — Products: 0.2%
25,800	@	Cardiac Science Corp.	193,500

			193,500

		Healthcare — Services: 2.9%
10,900	@	AMERIGROUP Corp.	321,768
13,500	@	Kindred Healthcare, Inc.	175,770
5,450	@	Magellan Health Services, Inc.	213,422
15,300	@	Medcath Corp.	159,732
35,350	@	RehabCare Group, Inc.	535,906
46,650	@	Res-Care, Inc.	700,683
18,391	@,L	Triple-S Management Corp.	211,497

			2,318,778

		Home Builders: 1.1%
28,100		M/I Homes, Inc.	296,174
11,500	@	Meritage Homes Corp.	139,955
17,350		Ryland Group, Inc.	306,575
73,400	@	Standard-Pacific Corp.	130,652

			873,356

		Home Furnishings: 0.6%
45,550		Furniture Brands International, Inc.	100,666
39,300		Kimball International, Inc.	338,373

			439,039

		Household Products/Wares: 1.8%
73,650		American Greetings Corp.	557,531
36,450	@	Helen of Troy Ltd.	632,772
24,600	@	Prestige Brands Holdings, Inc.	259,530

			1,449,833

		Insurance: 12.0%
33,200		American Equity Investment Life Holding Co.	232,400
19,150	@	American Safety Insurance Holdings Ltd.	252,972
39,143	@@	Aspen Insurance Holdings Ltd.	949,188
16,050		Flagstone Reinsurance Holdings Ltd.	156,809
66,300		Horace Mann Educators Corp.	609,297
28,200	@@	IPC Holdings Ltd.	843,180
18,850	@@	Max Re Capital Ltd.	333,645
13,300	@@	Montpelier Re Holdings Ltd.	223,307
3,500		National Western Life Insurance Co.	592,095
10,500		Odyssey Re Holdings Corp.	544,005
112,200		Phoenix Cos., Inc.	366,894
28,100	@@	Platinum Underwriters Holdings Ltd.	1,013,848
41,704	@	PMA Capital Corp.	295,264
42,300		Presidential Life Corp.	418,347
2,950	@	ProAssurance Corp.	155,701
2,500		RLI Corp.	152,900
27,800	@,L	SeaBright Insurance Holdings, Inc.	326,372
7,400		Selective Insurance Group	169,682
35,350	@,@@	United America Indemnity Ltd.	452,834
48,000	@	Universal American Financial Corp.	423,360
34,250		Validus Holdings Ltd.	895,980
5,000		Zenith National Insurance Corp.	157,850

			9,565,930

		Internet: 2.1%
25,400	@	Avocent Corp.	454,914
50,700	@	Moduslink Global Solutions, Inc.	146,523
34,100	@	Orbitz Worldwide, Inc.	132,308
30,350	@	Perficient, Inc.	145,073
81,700	@	RealNetworks, Inc.	288,401
31,450	@	SonicWALL, Inc.	125,171
32,850	@	TIBCO Software, Inc.	170,492
21,250	@	Vignette Corp.	199,963

			1,662,845

		Investment Companies: 1.9%
65,655		Apollo Investment Corp.	611,248
75,856		Ares Capital Corp.	480,168
57,450	L	Hercules Technology Growth Capital, Inc.	455,004

			1,546,420

		Leisure Time: 0.5%
89,400		Brunswick Corp.	376,374

			376,374

		Machinery — Diversified: 1.6%
10,900		Alamo Group, Inc.	162,955
23,550	L	Briggs & Stratton Corp.	414,245
27,300	@	Kadant, Inc.	368,004
4,200		Nacco Industries, Inc.	157,122
14,800	@	Tecumseh Products Co.	141,784

			1,244,110

		Media: 0.5%
19,250	@,L	Cox Radio, Inc.	115,693
20,500		Scholastic Corp.	278,390

			394,083

See Accompanying Notes to Financial Statements

38

PORTFOLIO OF INVESTMENTS
ING Disciplined Small Cap Value Portfolio
as of December 31, 2008 (continued)

Shares			Value

		Metal Fabricate/Hardware: 1.4%
17,000		AM Castle & Co.	$184,110
17,950		Mueller Industries, Inc.	450,186
56,400	L	Mueller Water Products, Inc.	473,760

			1,108,056

		Mining: 0.5%
4,000		Royal Gold, Inc.	196,840
46,250	@,L	USEC, Inc.	207,663

			404,503

		Miscellaneous Manufacturing: 2.3%
5,050		AO Smith Corp.	149,076
83,414	@	Griffon Corp.	778,253
31,900		Movado Group, Inc.	299,541
35,650		Tredegar Corp.	648,117

			1,874,987

		Oil & Gas: 1.2%
28,150	@	Harvest Natural Resources, Inc.	121,045
47,800	@	Parker Drilling Co.	138,620
35,550	@	Rosetta Resources, Inc.	251,694
14,600	@	Stone Energy Corp.	160,892
18,650	@,L	Swift Energy Co.	313,507

			985,758

		Oil & Gas Services: 0.5%
29,500	@	Allis-Chalmers Energy, Inc.	162,250
3,500	@	SEACOR Holdings, Inc.	233,275

			395,525

		Pharmaceuticals: 0.7%
20,400		Medicis Pharmaceutical Corp.	283,560
29,000	@,L	Salix Pharmaceuticals Ltd.	256,070

			539,630

		Retail: 3.5%
38,926		Asbury Automotive Group, Inc.	177,892
11,200		Casey’s General Stores, Inc.	255,024
41,550	@	Chico’s FAS, Inc.	173,679
26,000	L	Haverty Furniture Cos., Inc.	242,580
14,750	@,L	Jo-Ann Stores, Inc.	228,478
42,450		Regis Corp.	616,799
39,400	@	Rush Enterprises, Inc. — Class A	337,658
76,850		Stage Stores, Inc.	634,013
4,400		World Fuel Services Corp.	162,800

			2,828,923

		Savings & Loans: 3.6%
37,150		Abington Bancorp, Inc.	343,638
13,800		BankFinancial Corp.	140,622
14,000		Berkshire Hills Bancorp., Inc.	432,040
17,200	L	ESSA Bancorp, Inc.	243,036
11,600		First Niagara Financial Group, Inc.	187,572
30,350		First Place Financial Corp.	116,241
27,500		NewAlliance Bancshares, Inc.	362,175
38,550		Provident Financial Services, Inc.	589,815
30,250		United Financial Bancorp, Inc.	457,985

			2,873,124

		Semiconductors: 3.6%
133,000	@	Cypress Semiconductor Corp.	594,510
49,155	@	DSP Group, Inc.	394,223
89,950	@	Entegris, Inc.	196,991
25,800	@,L	Exar Corp.	172,086
48,150	@	MKS Instruments, Inc.	712,139
32,450	@	Omnivision Technologies, Inc.	170,363
86,500	@	Triquint Semiconductor, Inc.	297,560
45,450	@	Zoran Corp.	310,424

			2,848,296

		Software: 1.4%
32,300	@,L	Avid Technology, Inc.	352,393
37,450	@	JDA Software Group, Inc.	491,719
24,450	@	SYNNEX Corp.	277,019

			1,121,131

		Telecommunications: 1.8%
11,300		Atlantic Tele-Network, Inc.	300,015
24,700		Black Box Corp.	645,164
51,000	@	Harris Stratex Networks, Inc.	263,160
19,237	@	USA Mobility, Inc.	222,572

			1,430,911

		Textiles: 0.7%
26,800		G&K Services, Inc.	541,896

			541,896

		Toys/Games/Hobbies: 1.0%
20,750	@	Jakks Pacific, Inc.	428,073
34,850	@	RC2 Corp.	371,850

			799,923

		Transportation: 0.4%
10,700	L	Arkansas Best Corp.	322,177

			322,177

		Total Common Stock (Cost $87,582,050)	72,120,013

REAL ESTATE INVESTMENT TRUSTS: 6.8%

		Apartments: 0.2%
6,900		American Campus Communities, Inc.	141,312

			141,312

		Diversified: 0.6%
23,850		Colonial Properties Trust	198,671
8,550		Entertainment Properties Trust	254,790

			453,461

		Health Care: 1.2%
17,300		Care Investment Trust, Inc.	134,767
7,250		Healthcare Realty Trust, Inc.	170,230
68,450	L	Medical Properties Trust, Inc.	431,920
3,900		Omega Healthcare Investors, Inc.	62,283
10,200		Senior Housing Properties Trust	182,784

			981,984

		Hotels: 0.5%
115,800		Ashford Hospitality Trust, Inc.	133,170
30,350		DiamondRock Hospitality Co.	153,875
18,200	L	Sunstone Hotel Investors, Inc.	112,658

			399,703

		Mortgage: 0.9%
81,400	L	Anthracite Capital, Inc.	181,522
26,100		MFA Mortgage Investments, Inc.	153,729
102,700	L	Northstar Realty Finance Corp.	401,557

			736,808

		Office Property: 1.3%
59,100		BioMed Realty Trust, Inc.	692,652
5,250		Corporate Office Properties Trust SBI MD	161,175
5,700		Highwoods Properties, Inc.	155,952

			1,009,779

		Single Tenant: 1.1%
35,800	L	National Retail Properties, Inc.	615,402
11,450		Realty Income Corp.	265,068

			880,470

See Accompanying Notes to Financial Statements

39

PORTFOLIO OF INVESTMENTS
ING Disciplined Small Cap Value Portfolio
as of December 31, 2008 (continued)

Shares			Value

		Storage: 0.8%
20,450		Extra Space Storage, Inc.	$211,044
99,100		U-Store-It Trust	440,995

			652,039

		Warehouse/Industrial: 0.2%
34,350		DCT Industrial Trust, Inc.	173,811

			173,811

		Total Real Estate Investment Trusts (Cost $8,546,183)	5,429,367

EXCHANGE-TRADED FUNDS: 2.3%

		Exchange-Traded Funds: 2.3%
36,900	L	iShares Russell 2000 Value Index Fund	1,814,373

		Total Exchange-Traded Funds (Cost $1,634,757)	1,814,373

		Total Long-Term Investments (Cost $97,762,990)	79,363,753

Principal
Amount			Value

SHORT-TERM INVESTMENTS: 9.8%

		Securities Lending CollateralCC: 9.8%
$7,892,876		Bank of New York Mellon Corp. Institutional Cash Reserves	$7,798,550

		Total Short-Term Investments (Cost $7,892,876)	7,798,550

	Total Investments in Securities
	(Cost $105,655,866)*	109.2%	$87,162,303
	Other Assets and Liabilities - Net	(9.2)	(7,355,395)

	Net Assets	100.0%	$79,806,908

@	Non-income producing security
@@	Foreign Issuer
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2008.

*	Cost for federal income tax purposes is $110,753,703.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$3,454,564
Gross Unrealized Depreciation	(27,045,964)

Net Unrealized Depreciation	$(23,591,400)

The following table summarizes the inputs used as of December 31, 2008 in determining the Portfolio’s investments at fair value for purposes of SFAS 157:

	Investments in	Other Financial
	Securities	Instruments*

Level 1 — Quoted Prices	$79,363,753	$—
Level 2 — Other Significant Observable Inputs	7,798,550	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$87,162,303	$—

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

See Accompanying Notes to Financial Statements

40

PORTFOLIO OF INVESTMENTS
ING Goldman Sachs Commodity Strategy Portfolio
as of December 31, 2008

Principal
Amount			Value

CORPORATE BONDS/NOTES: 11.7%

		Agriculture 0.7%
$1,675,000	S	Philip Morris International, Inc., 4.875%, due 05/16/13	$1,681,429

			1,681,429

		Chemicals: 0.6%
1,475,000	C,S	EI Du Pont de Nemours & Co., 5.000%, due 07/15/13	1,485,363

			1,485,363

		Computers: 0.5%
1,375,000	S	International Business Machines Corp., 4.096%, due 07/28/11	1,305,582

			1,305,582

		Diversified Financial Services: 1.0%
2,350,000	@@,C,S	ConocoPhillips Canada Funding Co. I, 5.300%, due 04/15/12	2,353,358

			2,353,358

		Electric: 0.6%
1,425,000	C,S	Progress Energy, Inc., 7.100%, due 03/01/11	1,413,051

			1,413,051

		Food: 0.4%
1,000,000	C,S	General Mills, Inc., 5.250%, due 08/15/13	1,007,047

			1,007,047

		Media: 1.1%
1,005,000	C,S	Comcast Cable Communications Holdings, Inc., 6.750%, due 01/30/11	1,009,301
800,000	C,S	Comcast Corp., 5.500%, due 03/15/11	783,467
1,025,000	C,S	COX Communications, Inc., 4.625%, due 01/15/10	992,048

			2,784,816

		Oil & Gas: 0.7%
1,625,000	C,S	XTO Energy, Inc., 5.000%, due 08/01/10	1,601,542

			1,601,542

		Pipelines: 1.7%
1,375,000	C,S	Enterprise Products Operating L.P., 4.950%, due 06/01/10	1,317,396
1,125,000	C,S	ONEOK Partners L.P., 5.900%, due 04/01/12	1,059,483
900,000	C,S	TEPPCO Partners L.P., 5.900%, due 04/15/13	791,739
1,000,000	C,S	Transcontinental Gas Pipe Line Corp., 7.000%, due 08/15/11	981,972

			4,150,590

		Retail: 1.8%
1,850,000	C,S	CVS Caremark Corp., 4.000%, due 09/15/09	1,827,872
2,525,000	C,S	Walgreen Co., 4.875%, due 08/01/13	2,603,048

			4,430,920

		Telecommunications: 2.0%
2,417,000	C,S	Cingular Wireless Services, Inc., 7.875%, due 03/01/11	2,503,413
2,525,000	@@,C,S	Telecom Italia Capital SA, 4.000%, due 01/15/10	2,323,558

			4,826,971

		Transportation: 0.6%
1,590,000	C,S	Burlington Northern Santa Fe Corp., 5.900%, due 07/01/12	1,572,081

			1,572,081

		Total Corporate Bonds/Notes (Cost $29,371,907)	28,612,750

U.S. GOVERNMENT AGENCY OBLIGATIONS: 20.9%

		Federal Home Loan Bank: 2.3%
5,500,000	C,S	3.050%, due 04/28/10	5,509,972

			5,509,972

		Federal Home Loan Mortgage Corporation## 3.3%
2,527,468	C,S	1.695%, due 06/15/37	2,409,127
2,408,979	S	4.620%, due 04/01/35	2,416,896
3,227,227	S	4.968%, due 03/01/35	3,257,945

			8,083,968

		Federal National Mortgage Association## 15.3%
963,617	S	4.500%, due 04/01/23	986,632
8,000,000	W	4.500%, due 01/15/19	8,177,504
12,048,848	S	5.000%, due 08/01/20	12,414,078
3,500,000	C	5.500%, due 07/09/10	3,503,371
959,198		6.500%, due 09/01/37-05/01/38	997,513
6,870,501	S	6.500%, due 07/01/37-08/01/38	7,144,660
4,000,000	W	6.500%, due 06/25/34	4,154,376

			37,378,134

		Total U.S. Government Agency Obligations (Cost $50,174,776)	50,972,074

U.S. TREASURY OBLIGATIONS: 3.3%

		U.S. Treasury STRIP PRINCIPAL: 3.3%
11,500,000	S, Z	3.250%, due 05/15/20	7,969,397

		Total U.S. Treasury Obligations (Cost $7,277,519)	7,969,397

COLLATERALIZED MORTGAGE OBLIGATIONS: 4.7%
2,289,575	C,S	American Home Mortgage Investment Trust, 0.761%, due 11/25/45	1,100,160
3,137,947	C,S	Citigroup Mortgage Loan Trust, Inc., 5.343%, due 08/25/35	2,176,444
3,635,406	C,S	Countrywide Alternative Loan Trust, 0.971%, due 07/25/35	2,517,316
1,200,000	C,S	Countrywide Alternative Loan Trust, 5.750%, due 04/25/47	620,658
1,340,069	C,S	JPMorgan Alternative Loan Trust, 0.731%, due 01/25/36	605,071
1,059,966	C,S	Residential Accredit Loans, Inc., 0.751%, due 12/25/45	491,710

See Accompanying Notes to Financial Statements

41

PORTFOLIO OF INVESTMENTS
ING Goldman Sachs Commodity Strategy Portfolio
as of December 31, 2008 (continued)

Principal
Amount			Value

$3,012,082	C,S	Structured Adjustable Rate Mortgage Loan Trust, 5.250%, due 12/25/35	$1,692,015
2,130,179	C,S	Washington Mutual Mortgage Pass-through Certificates, 0.731%, due 11/25/45	1,048,563
2,104,660	C,S	Wells Fargo Alternative Loan Trust, 6.000%, due 06/25/37	1,118,301

		Total Collateralized Mortgage Obligations (Cost $15,579,354)	11,370,238

STRUCTURED PRODUCTS: 35.7%
23,500,000	@@, #, S	Commonwealth Bank of Australia, Dow-Jones AIG Commodity Total Return Index, 2.403%, due 12/22/09	23,201,097
10,400,000	S	Landesbank Baden-Wurttemberg, Merrill Lynch Commodity Index Extra A 01 Total Return Index, 0.890%, due 01/13/10	12,582,852
5,300,000	S	Landesbank Baden-Wurttemberg, Merrill Lynch Commodity Index Extra A 01 Total Return Index, 1.289%, due 01/14/10	7,050,330
9,700,000	#, S	Merrill Lynch & Co., Inc., Merrill Lynch Enhanced Benchmark A 01 Total Return Index, 0.436%, due 01/14/10	11,735,929
6,000,000	S	AB Svensk Exportkredit, Merrill Lynch Commodity Index Extra A 01 Index, 1.729%, due 01/27/10	6,939,664
10,000,000	S	AB Svensk Exportkredit, Merrill Lynch Commodity Index Extra A 01 Index, 1.829%, due 01/15/10	10,920,835
12,200,000	S	AB Svensk Exportkredit, Merrill Lynch Commodity Index Extra A 01 Total Return Index, 2.141%, due 01/15/10	14,760,653

		Total Structured Products (Cost $77,100,000)	87,191,360

		Total Long-Term Investments (Cost $179,503,556)	186,115,819

Shares			Value

SHORT-TERM INVESTMENTS: 27.9%

		Affiliated Mutual Fund: 4.2%
10,126,730		ING Institutional Prime Money Market Fund — Class I	$10,126,730

		Total Mutual Fund (Cost $10,126,730)	10,126,730

Principal Amount			Value

		U.S. Government Agency Obligations: 23.7%
$18,800,000	S,Z	Fannie Mae, 0.120%, due 04/01/09	$18,794,191
11,000,000	S,Z	Federal Farm Credit Bank, 0.070%, due 02/26/09	10,998,736
22,000,000	S,Z	Federal Home Loan Bank, 0.220%, due 05/14/09	21,981,850
6,000,000		Federal Home Loan Bank, 2.220%, due 01/02/09	5,999,930

		Total U.S. Government Agency Obligations (Cost $57,572,466)	57,774,707

		Total Short-Term Investments (Cost $67,699,196)	67,901,437

	Total Investments in Securities
	(Cost $247,202,752)*	104.2%	$254,017,256
	Other Assets and Liabilities - Net	(4.2)	(10,123,867)

	Net Assets	100.0%	$243,893,389

@@	Foreign Issuer
STRIP	Separate Trading of Registered Interest and Principal of Securities
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
C	Bond may be called prior to maturity date.
##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.
W	Settlement is on a when-issued or delayed-delivery basis.
S	All or a portion of this security is segregated to cover collateral requirements for applicable futures, options, swaps, foreign forward currency contracts and/or when-issued or delayed-delivery securities. passed through the principal only security.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

*	Cost for federal income tax purposes is $247,214,753.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$12,268,893
Gross Unrealized Depreciation	(5,466,390)

Net Unrealized Appreciation	$6,802,503

ING Goldman Sachs Commodity Strategy Portfolio Open Futures Contracts on December 31, 2008

See Accompanying Notes to Financial Statements

42

PORTFOLIO OF INVESTMENTS
ING Goldman Sachs Commodity Strategy Portfolio
as of December 31, 2008 (continued)

			Unrealized
	Number	Expiration	Appreciation/
Contract Description	of Contracts	Date	(Depreciation)

Long Contracts
U.S. Treasury 5-Year Note	102	03/31/09	$314,191
U.S. Treasury 10-Year Note	11	03/20/09	84,769

			$398,960

Short Contracts
U.S. Treasury 2-Year Note	209	03/31/09	$(412,889)
U.S. Treasury Long Bond	137	03/20/09	(1,376,609)

			$(1,789,498)

The following table summarizes the inputs used as of December 31, 2008 in determining the Portfolio’s investments at fair value for purposes of SFAS 157:

	Investments in	Other Financial
	Securities	Instruments*

Level 1 — Quoted Prices	$10,126,730	$(1,390,538)
Level 2 — Other Significant Observable Inputs	156,699,166	—
Level 3 — Significant Unobservable Inputs	87,191,360	—

Total	$254,017,256	$(1,390,538)

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended December 31, 2008, was as follows:

	Investments in	Other Financial
	Securities	Instruments*

Beginning Balance at 04/28/08	$—	$—
Net Purchases/(Sales)	77,100,000	—
Accrued Discounts/(Premiums)	—	—
Total Realized Gain/(Loss)	—	—
Total Unrealized Appreciation/(Depreciation)	10,091,360	—
Net Transfers In/(Out) of Level 3	—	—

Ending Balance at 12/31/08	$87,191,360	$—

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

For the year ended December 31, 2008, total change in unrealized gain (loss) on Level 3 securities included in the change in net assets was $10,091,360. Total unrealized gain (loss) for all securities (including Level 1 and Level 2) can be found on the accompanying Statement of Operations.

See Accompanying Notes to Financial Statements

43

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) provides that, after an initial period, the Portfolios’ existing investment advisory and sub-advisory contracts will remain in effect only if the Board of Trustees (the “Board”) of ING Investors Trust (the “Trust”), including a majority of Board members who have no direct or indirect interest in the advisory and sub-advisory contracts, and who are not “interested persons” of the Portfolios, as such term is defined under the 1940 Act (the “Independent Trustees”), annually review and approve them. Thus, at a meeting held on November 14, 2008, the Board, including a majority of the Independent Trustees, considered whether to renew the investment advisory contracts (the “Advisory Contracts”) between Directed Services LLC and ING Investments, LLC (together, the “Adviser”) and the sub-advisory contracts (“Sub-Advisory Contracts”) with the sub-adviser to each Portfolio (the “Sub-Advisers”).

The Independent Trustees also held separate meetings on October 24 and November 12, 2008 to consider the renewal of the Advisory Contracts and Sub-Advisory Contracts. As a result, subsequent references herein to factors considered and determinations made by the Independent Trustees include, as applicable, factors considered and determinations made on those earlier dates by the Independent Trustees.

At its November 14, 2008 meeting, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolios. In reaching these decisions, the Board took into account information furnished to it throughout the year at regular meetings of the Board and the Board’s committees, as well as information prepared specifically in connection with the annual renewal process. Determinations by the Independent Trustees also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Advisory Contracts and Sub-Advisory Contracts for all the Portfolios were considered at the same Board meeting, the Trustees considered each Portfolio’s advisory and sub-advisory relationships separately.

Provided below is an overview of the Board’s contract approval process in general, as well as a discussion of certain specific factors that the Board considered at its renewal meeting. While the Board gave its attention to the information furnished, at its request, that was most relevant to its considerations, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to renew the Advisory and Sub-Advisory Contracts for the one-year period ending November 30, 2009. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio’s advisory and sub-advisory arrangements.

Overview of the Contract Renewal and Approval Process

Several years ago, the Independent Trustees instituted a revised process by which they seek and consider relevant information when they decide whether to approve new or existing advisory and sub-advisory arrangements for the investment companies in the ING Funds complex under their jurisdiction, including the Portfolios’ existing Advisory and Sub-Advisory Contracts. Among other actions, the Independent Trustees: retained the services of independent consultants with experience in the mutual fund industry to assist the Independent Trustees in working with the personnel employed by the Adviser or its affiliates who administer the Portfolios (“Management”) to identify the types of information presented to the Board to inform its deliberations with respect to advisory and sub-advisory relationships and to help evaluate that information; established a specific format in which certain requested information is provided to the Board; and determined the process for reviewing such information in connection with advisory and sub-advisory contract renewals and approvals. The end result was an enhanced process which is currently employed by the Independent Trustees to review and analyze information in connection with their annual renewal of the ING Funds’ advisory and sub-advisory contracts, as well as their review and approval of new advisory relationships.

Since the current renewal and approval process was first implemented, the Board’s membership has changed substantially through periodic retirements of some Trustees and the appointment and election of new Trustees. In addition, throughout this period the Independent Trustees have reviewed and refined the renewal and approval process at least annually. The Board also established a Contracts Committee and two Investment Review Committees (“IRCs”). Among other matters, the Contracts Committee provides oversight

44

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

with respect to the contracts renewal process, and each Portfolio is assigned to an IRC, which provides oversight regarding, among other matters, investment performance.

The type and format of the information provided to the Board or to legal counsel for the Independent Trustees in connection with the contract approval and renewal process has been codified in the Trust’s 15(c) Methodology Guide. This Guide was developed under the direction of the Independent Trustees and sets out a blueprint pursuant to which the Independent Trustees request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of advisory and sub-advisory contracts.

Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables (“FACT sheets”) prior to the Independent Trustees’ review of advisory and sub-advisory arrangements (including the Portfolios’ Advisory and Sub-Advisory Contracts). The Independent Trustees previously retained an independent firm to verify and test the accuracy of certain FACT sheet data for a representative sample of funds in the ING Funds complex. In addition, in 2007 and 2008, the Contracts Committee employed the services of an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and proposed Selected Peer Groups of investment companies (“SPGs”) to be used by the Portfolios for certain comparison purposes during the renewal process.

As part of an ongoing process, the Contracts Committee recommends or considers recommendations from Management for refinements to the 15(c) Methodology Guide and other aspects of the review process, and the Board’s IRCs review benchmarks used to assess the performance of the funds in the ING Funds complex. The Investment Review Committees may apply a heightened level of scrutiny in cases where performance has lagged an ING Fund’s relevant benchmark and/or SPG.

The Board employed its process for reviewing contracts when considering the renewals of the Portfolios’ Advisory and Sub-Advisory Contracts that would be effective through November 30, 2009. Set forth below is a discussion of many of the Board’s primary considerations and conclusions resulting from this process.

Nature, Extent and Quality of Service

In determining whether to approve the Advisory and Sub-Advisory Contracts for the Portfolios for the year ending November 30, 2009, the Independent Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Portfolios by each Adviser and Sub-Adviser. This included information regarding the Adviser and Sub-Advisers provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

The materials requested by and provided to the Board and/or to K&L Gates prior to the November 14, 2008 Board meeting included, among other information, the following items for each Portfolio: (1) FACT sheets that provided information regarding the performance and expenses of the Portfolio and other similarly managed funds in its SPG, as well as information regarding the Portfolio’s investment portfolio, objective and strategies; (2) reports providing risk and attribution analyses of the Portfolio; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which the Portfolio’s benchmark and SPG were selected and how profitability was determined; (4) responses from the Adviser and Sub-Advisers to a series of questions posed by K&L Gates on behalf of the Trustees; (5) copies of the forms of Advisory Contract and Sub-Advisory Contract; (6) copies of the Forms ADV for the Adviser and Sub-Adviser; (7) financial statements for the Adviser and Sub-Adviser; (8) a draft of a narrative summary addressing key factors the Board customarily considers in evaluating the renewals of the ING Funds’ (including the Portfolios’) advisory contracts and sub-advisory contracts, including a written analysis for each Portfolio of how performance, fees and expenses compare to its SPG and/or designated benchmark; (9) independent analyses of Portfolio performance by the Trust’s Chief Investment Risk Officer; (10) information regarding net asset flows into and out of each Portfolio; and (11) other information relevant to the Board’s evaluations.

Class S shares were used for purposes of certain comparisons between the ING BlackRock Inflation Protected Bond Portfolio and its SPG; Class I shares were used with respect to ING Disciplined Small Cap Value Portfolio. These share classes were selected so

45

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

that a Portfolio’s share class with the longest performance history was compared to the analogous class of shares for each fund in its SPG. The mutual funds included in the Portfolios’ SPGs were selected based upon criteria designed to mirror the Portfolio share class being compared to the SPG.

In arriving at its conclusions with respect to the Advisory Contracts, the Board was mindful of the “manager-of-managers” platform of the ING Funds that has been developed by Management. The Board also considered the techniques that the Adviser has developed, at the Board’s direction, to screen and perform due diligence on the sub-advisers that are recommended to the Board to manage the investment portfolios of the funds in the ING Funds complex. The Board noted the resources that the Adviser has committed to the Board and the IRCs to assist the Board and the IRCs with their assessment of the investment performance of the Portfolios on an ongoing basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the Board’s Investment Review Committees to analyze the key factors underlying investment performance for the funds in the ING Funds complex.

The Board also noted the techniques used by the Adviser to monitor the performance of the Sub-Advisers and the proactive approach that the Adviser, working in cooperation with the IRCs, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving the Portfolios’ performance.

In considering the Portfolios’ Advisory Contracts, the Board also considered the extent of benefits provided to the Portfolios’ shareholders, beyond advisory services, from being part of the ING family of funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of other funds or among ING Funds available on a product platform, and the wide range of ING Funds available for exchange or transfer. The Board also took into account the Adviser’s efforts in recent years to reduce the expenses of the ING Funds through renegotiated arrangements with the ING Funds’ service providers.

Further, the Board received periodic reports showing that the investment policies and restrictions for each Portfolio were consistently complied with and other periodic reports covering matters such as compliance by Adviser and Sub-Adviser personnel with codes of ethics. The Board considered reports from the Trust’s Chief Compliance Officer (“CCO”) evaluating whether the regulatory compliance systems and procedures of the Adviser and Sub-Advisers are reasonably designed to assure compliance with the federal securities laws, including those related to, among others, late trading and market timing, best execution, fair value pricing, proxy voting and trade allocation practices. The Board also took into account the CCO’s annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board’s Compliance Committee that guide the CCO’s compliance oversight function.

The Board reviewed the level of staffing, quality and experience of each Portfolio’s portfolio management team. The Board took into account the respective resources and reputations of each Adviser and Sub-Adviser, and evaluated the ability of each Adviser and Sub-Adviser to attract and retain qualified investment advisory personnel. The Board also considered the adequacy of the resources committed to the Portfolios (and other relevant funds in the ING Funds complex) by each Adviser and Sub-Adviser, and whether those resources are commensurate with the needs of the Portfolios and are sufficient to sustain appropriate levels of performance and compliance needs.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by each Adviser and Sub-Adviser are appropriate in light of the Portfolios’ operations, the competitive landscape of the investment company business, and investor needs, and that the nature and quality of the overall services provided by each Adviser and Sub-Adviser were appropriate.

Portfolio Performance

In assessing advisory and sub-advisory relationships, the Board placed emphasis on the net investment returns of each Portfolio. While the Board considered the performance reports and discussions with portfolio managers at Board and committee meetings during the year, particular attention in assessing performance was given to the FACT sheets furnished in connection with the renewal process. The FACT sheet prepared for each Portfolio included its

46

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

investment performance compared to the Portfolio’s Morningstar category median, Lipper category median, SPG and primary benchmark. The FACT sheet performance data was as of June 30, 2008. In addition, the Board also considered at its November 14, 2008 meeting certain additional data regarding performance and Portfolio asset levels as of October 31, 2008. The Board’s findings specific to each Portfolio’s performance are discussed under “Portfolio-by-Portfolio Analysis” below.

Economies of Scale

When evaluating the reasonableness of advisory fee rates, the Board also considered whether economies of scale will be realized by an Adviser as a Portfolio grows larger and the extent to which any such economies are reflected in contractual fee rates. In this regard, the Board noted any breakpoints in advisory fee schedules that will result in a lower advisory fee rate because a Portfolio achieved sufficient asset levels to receive a breakpoint discount. In the case of sub-advisory fees, the Board considered that breakpoints would inure to the benefit of the Adviser, except to the extent that there are corresponding advisory fee breakpoints or waivers. To the extent that a Portfolio benefits from waivers or reimbursements of advisory or other fees, the Board also considered the extent to which economies of scale could be realized through waivers, reimbursements or expense reductions.

In evaluating economies of scale, the Independent Trustees also considered prior periodic management reports and industry information on this topic, and the Independent Trustees who were Board members at that time also considered a November 2006 evaluation and analysis presented to them by an independent consultant regarding fee breakpoint arrangements and economies of scale.

The Board also considered the extent to which the Portfolios had experienced material declines in assets, especially during October 2008, due to general market declines precipitated by the credit crises and other generally adverse market developments. As a result of these asset declines, the Board considered that there were fewer opportunities to realize economies of scale.

Information Regarding Services to Other Clients

The Board requested and considered information regarding the nature of services and fee rates offered by the Adviser and Sub-Advisers to other clients, including other registered investment companies and institutional accounts. When fee rates offered to other clients differed materially from those charged to the Portfolios, the Board considered any underlying rationale provided by the Adviser or Sub-Advisers for these differences. For unaffiliated Sub-Advisers, the Board did not view this information as being a key factor in its deliberations because of the arms-length nature of negotiations between the Adviser and unaffiliated Sub-Advisers with respect to sub-advisory fee rates. The Board also noted that the fee rates charged to the Portfolios and other institutional clients of the Adviser or a Sub-Adviser (including other investment companies) may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies, such as the Portfolios, as compared to non-registered investment company clients; market differences in fee rates that existed when a Portfolio first was organized; differences in the original sponsors of Portfolios that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

Fee Rates and Profitability

The Board reviewed and considered each contractual investment advisory fee rate, combined with the administrative fee rate, payable by each Portfolio to the Adviser. The Board also considered the contractual sub-advisory fee rate payable by the Adviser to each Sub-Adviser for sub-advisory services for each Portfolio. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Portfolios.

The Board considered the fee structure of each Portfolio as it relates to the services provided under the contracts and the potential fall-out benefits to the Adviser and Sub-Advisers and their respective affiliates from their association with the Portfolios. For each Portfolio, the Board determined that the fees payable to the relevant Adviser and Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature and quality of the services that each has performed and is expected to perform.

47

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

For each Portfolio, the Board considered information on revenues, costs and profits realized by the Adviser, which was prepared by Management in accordance with the allocation methodology (including related assumptions) specified in the 15(c) Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Adviser to each Sub-Adviser. The Board also considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with the Adviser, as well as information provided by certain Sub-Advisers with respect to their profitability. In the case of non-affiliated Sub-Advisers, the Board gave less weight to profitability considerations, or did not view this data as imperative to its deliberations, given the arm’s-length nature of the relationship between the Adviser and these Sub-Advisers with respect to the negotiation of sub-advisory fee rates. Further, the Board considered that the decline in asset levels of the Portfolios caused by recent adverse economic conditions was likely to cause a similar decline in any profits realized by the Adviser and Sub-Advisers.

The Board determined that it had requested and received sufficient information to gain a reasonable understanding regarding the Adviser’s and affiliated Sub-Advisers’ profitability. The Board also recognized that profitability analysis is not an exact science and there is no uniform methodology for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by Management or capture Management’s entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment.

Based on the information on revenues, costs, and profitability considered by the Board, and after considering the factors described in this section, the Board concluded that the profits, if any, realized by each Adviser and Sub-Adviser were not excessive. In making its determinations, the Board based its conclusions on the reasonableness of the advisory and sub-advisory fees of the Adviser and Sub-Advisers primarily on the factors described for each Portfolio below.

Portfolio-by-Portfolio Analysis

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its November 14, 2008 meeting in relation to renewing each Portfolio’s current Advisory and Sub-Advisory Contracts for the year ending November 30, 2009. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category median and its primary benchmark, a broad-based securities market index that appears in the Portfolio’s prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. Each Portfolio’s management fee and expense ratio were compared to the fees and expense ratios of the funds in its SPG.

ING BlackRock Inflation Protected Bond Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING BlackRock Inflation Protected Bond Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2008: (1) the Portfolio underperformed its Morningstar category median for all periods presented, with the exception of the most recent calendar quarter period, during which it outperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the most recent calendar quarter, and the fourth quintile for the year-to-date and one-year periods.

In analyzing this performance data, the Board took into account the Portfolio launched in April 2007, and therefore had a limited operating history for the purpose of analyzing its performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee (inclusive of 0.10% administration fee) for the Portfolio is below the

48

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio was launched in April 2007, and it is reasonable to permit the Portfolio to establish a longer operating history for the purposes of evaluating performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2009. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Disciplined Small Cap Value Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Disciplined Small Cap Value Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2008: (1) the Portfolio underperformed its Morningstar category median for all periods presented; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the fifth (lowest) quintile of its Morningstar category for the most recent calendar quarter, year-to-date, and one-year periods.

In analyzing this performance data, the Board took into account that the Portfolio commenced operations in April 2006, and therefore had a limited operating history for the purpose of analyzing its performance. The Board also noted that the Portfolio employs a quantitative investment management strategy that is difficult to manage in the current volatile markets, and determined to monitor closely the performance of the Portfolio.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Portfolio is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio was launched in April 2006 and it is reasonable to permit the Portfolio to establish a longer operating history for the purposes of evaluating performance; (4) the Board will continue to monitor the quantitative investment strategy employed by the Portfolio; and (5) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2009. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

49

TAX INFORMATION (Unaudited)

Dividends paid during the year ended December 31, 2008 were as follows:

		Per Share
Fund Name	Type	Amount

ING BlackRock Inflation Protected Bond Portfolio
Class ADV	NII	$0.3521
Class I	NII	$0.3987
Class S	NII	$0.3497
All Classes	STCG	$0.3461
All Classes	LTCG	$0.0576
ING Disciplined Small Cap Value Portfolio
Class I	NII	$0.2446

NII — Net investment income
STCG — Short-term capital gain
LTCG — Long-term capital gain

Of the ordinary distributions made during the year ended December 31, 2008, the following percentage qualifies for the dividends received deduction (DRD) available to corporate shareholders:

ING Disciplined Small Cap Value Portfolio	90.17%

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

50

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust and is available, without charge, upon request at (800) 992-0180.

				Number of
				Portfolios
				in Fund
	Position(s)	Term of Office		Complex
	held with	and Length of	Principal Occupation(s)	Overseen	Other Directorships
Name, Address and Age	Trust	Time Served(1)	during the Past Five Years	by Trustee(2)	held by Trustee

Independent Trustees:

Colleen D. Baldwin 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 48	Trustee	November 2007 — Present	President, National Charity League/Canaan Parish Board (June 2008 — Present) and Consultant (January 2005 — Present). Formerly, Chief Operating Officer, Ivy Asset Management Group (April 2002 — October 2004)	161	None

John V. Boyer(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 55	Trustee	January 2005 — Present	President, Bechtler Arts Foundation (March 2008 — Present). Formerly, Consultant (July 2007 — February 2008); President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute (March 2006 — July 2007); and Executive Director, The Mark Twain House & Museum (September 1989 — November 2005).	161	None

Patricia W. Chadwick 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 60	Trustee	January 2006 — Present	Consultant and President of self-owned company, Ravengate Partners LLC (January 2000 — Present).	161	Wisconsin Energy (June 2006 — Present).

Peter S. Drotch 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 66	Trustee	November 2007 — Present	Retired partner. PricewaterhouseCoopers, LLP.	161	First Marblehead Corporation (September 2003 — Present).

J. Michael Earley 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 63	Trustee	January 1997 — Present	Retired. Formerly, President and Chief Executive Officer, Bankers Trust Company, N.A., Des Moines (June 1992 — December 2008).	161	Bankers Trust Company, N.A. (June 1992 — Present) and Midamerica Financial Corporation (December 2002 — Present).

Patrick W. Kenny 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 65	Trustee	January 2005 — Present	President and Chief Executive Officer, International Insurance Society (June 2001 — Present).	161	Assured Guaranty Ltd. (April 2004 — Present); and Odyssey Re Holdings Corporation (November 2006 — Present).

Sheryl K. Pressler 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 58	Trustee	January 2006 — Present	Consultant (May 2001 — Present).	161	Global Alternative Asset Management, Inc. (October 2007 — Present) and Stillwater Mining Company (May 2002 — Present).

Roger B. Vincent 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 63	Chairman/Trustee	January 1994 — Present	President, Springwell Corporation (March 1989 — Present).	161	UGI Corporation (February 2006 — Present); and UGI Utilities, Inc. (February 2006 — Present).

51

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

				Number of
				Portfolios
				in Fund
	Position(s)	Term of Office		Complex
	held with	and Length of	Principal Occupation(s)	Overseen	Other Directorships
Name, Address and Age	Trust	Time Served(1)	during the Past Five Years	by Trustee(2)	held by Trustee

Trustees who are “Interested Persons:”

Robert W. Crispin(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 62	Trustee	November 2007 — Present	Retired. Chairman and Chief Investment Officer, ING Investment Management Co. (June 2001 — December 2007).	161	ING Canada Inc. (December 2004 — Present) and ING Bank, fsb (June 2001 — Present).

Shaun P. Mathews(3)(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	Trustee	November 2007 — Present	President and Chief Executive Officer, ING Investments, LLC(6) (November 2006 — Present). Formerly, President, ING Mutual Funds and Investment Products (November 2004 — November 2006); Chief Marketing Officer, ING USFS (April 2002 — October 2004); and Head of Rollover/Payout (October 2001 — December 2003).	200	ING Services Holding Company, Inc. (May 2000 — Present); Southland Life Insurance Company (June 2002 — Present); and ING Capital Corporation, LLC, ING Funds Distributor, LLC(7), ING Funds Services, LLC(8), ING Investments, LLC(6) and ING Pilgrim Funding, Inc. (December 2006 — Present).

(1)	Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee is subject to the Board’s retirement policy, which states that each Independent Trustee shall retire from service as a Trustee at the conclusion of the first regularly scheduled meeting of the Board that is held after (a) the Trustee reaches the age of 70, if that Trustee qualifies for a retirement benefit as discussed in the board’s retirement policy; or (b) the Trustee reaches the age of 72 or has served as a Trustee for 15 years, whichever comes first, if that Trustee does not qualify for the retirement benefit. A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Fund under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)	For the purposes of this table (except for Mr. Mathews),“Fund Complex” means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund, ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Advantage and Premium Opportunity Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; ING Variable Products Trust; and ING Partners, Inc.

(3)	For Mr. Mathews, the Fund Complex also includes the following investment companies: ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; ING Variable Portfolios, Inc.; ING VP Balanced Portfolio, Inc.; ING VP Intermediate Bond Portfolio; and ING VP Money Market Portfolio.

(4)	Mr. Boyer held a seat on the Board of Directors of The Mark Twain House & Museum from September 1989 to November 2005. ING Groep N.V. makes non-material, charitable contributions to The Mark Twain House & Museum.

(5)	Messrs. Mathews and Crispin are deemed to be “interested persons” of the Fund as defined in the 1940 Act because of their relationship with ING Groep, N.V., the parent corporation of the Manager, ING Investment Manager.

(6)	ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(7)	ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(8)	ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

52

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Term of Office
	Position(s) Held	and Length of	Principal Occupation(s)
Name, Address and Age	with the Trust	Time Served(1)	during the Past Five Years

Officers:

Shaun P. Mathews(5) 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	President and Chief Executive Officer	November 2006 — Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 — Present). Formerly, President, ING Mutual Funds and Investment Products (November 2004 — November 2006); Chief Marketing Officer, ING USFS (April 2002 — October 2004); and Head of Rollover/Payout (October 2001 — December 2003).

Michael J. Roland 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 50	Executive Vice President	March 2003 — Present	Head of Mutual Fund Platform (February 2007 — Present) and Executive Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (December 2001 — Present). Formerly, Executive Vice President, Head of Product Management (January 2005 — January 2007); Chief Compliance Officer, ING Investments, LLC(2) and Directed Services LLC(6) (October 2004 — December 2005); and Chief Financial Officer and Treasurer, ING Investments, LLC(2) (December 2001 — March 2005).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 58	Executive Vice President	March 2003 — Present	Executive Vice President, ING Investments, LLC(2) (July 2000 — Present) and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003 — Present).

Joseph M. O’Donnell 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	Executive Vice President and Chief Compliance Officer	March 2006 — Present November 2004 — Present	Chief Compliance Officer of the ING Funds (November 2004 — Present) and Executive Vice President of the ING Funds (March 2006 — Present). Formerly, Chief Compliance Officer of ING Investments, LLC(2) (March 2006 — July 2008); Investment Advisor Chief Compliance Officer, Directed Services LLC(6) (March 2006 — July 2008) ING Life Insurance and Annuity Company (March 2006 — December 2006); and Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 — October 2004).

Todd Modic 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 41	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 — Present	Senior Vice President, ING Funds Services, LLC(3) (March 2005 — Present). Formerly, Vice President, ING Funds Services, LLC(3) (September 2002 — March 2005).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 44	Senior Vice President	November 2003 — Present	Senior Vice President, ING Investments, LLC(2) (October 2003 — Present).

Robert Terris 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 38	Senior Vice President	May 2006 — Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC(3) (May 2006 — Present). Formerly, Vice President of Administration, ING Funds Services, LLC(3) (October 2001 — March 2006).

53

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Term of Office
	Position(s) Held	and Length of	Principal Occupation(s)
Name, Address and Age	with the Trust	Time Served(1)	during the Past Five Years

Ernest J. C’DeBaca 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Senior Vice President	May 2006 — Present	Chief Compliance Officer, ING Investments, LLC(2) (July 2008 — Present); Investment Advisor Chief Compliance Officer, Directed Services LLC(6) (July 2008 — Present); Head of Retail Compliance, ING Funds Distributor, LLC(4) and ING Funds Services, LLC(3), (July 2008 — Present); and Senior Vice President, ING Investments, LLC(2) (December 2006 — Present), ING Funds Services, LLC(3) (April 2006 — Present), ING Funds Distributor, LLC(4) (July 2008 — Present), and Directed Services LLC(6) (July 2008 — Present). Formerly, Counsel, ING Americas, U.S. Legal Services (January 2004 — March 2006) and Attorney—Adviser, U.S. Securities and Exchange Commission (May 2001 — December 2003).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 41	Vice President and Treasurer	November 1999 — Present	Vice President and Treasurer, ING Funds Services, LLC(3) (November 1995 — Present) and ING Investments, LLC(2) (August 1997 — Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	Vice President	February 2003 — Present	Vice President and Chief Compliance Officer, ING Funds Distributor, LLC(4) (August 1995 — Present); Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (February 1996 — Present); and Director of Compliance, ING Investments, LLC(2) (October 2004 — Present). Formerly, Chief Compliance Officer, ING Investments, LLC(2) (October 2001 — October 2004).

William Evans 10 State House Square Hartford, Connecticut 06103 Age: 36	Vice President	September 2007 — Present	Vice President, Head of Mutual Fund Advisory Group (April 2007 — Present). Formerly, Vice President, U.S. Mutual Funds and Investment Products (May 2005 — April 2007) and Senior Fund Analyst, U.S. Mutual Funds and Investment Products (May 2002 — May 2005).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 50	Vice President	September 2004 — Present	Vice President, ING Funds Services, LLC(3) (September 2004 — Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (October 2001 — September 2004).

Denise Lewis 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 45	Vice President	January 2007 — Present	Vice President, ING Funds Services, LLC (December 2006 — Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 — December 2006).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Vice President	March 2006 — Present	Vice President, ING Funds Services, LLC(3) (March 2006 — Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (August 2004 — March 2006) and Manager, Registration Statements, ING Funds Services, LLC(3) (May 2003 — August 2004).

54

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Term of Office
	Position(s) Held	and Length of	Principal Occupation(s)
Name, Address and Age	with the Trust	Time Served(1)	during the Past Five Years

Susan P. Kinens 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 32	Assistant Vice President	January 2003 — Present	Assistant Vice President, ING Funds Services, LLC(3) (December 2002 — Present).

Craig Wheeler 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Assistant Vice President	May 2008 — Present	Assistant Vice President — Director of Tax, ING Funds Services (March 2008 — Present). Formerly, Tax Manager, ING Funds Services (March 2005 — March 2008); Tax Senior , ING Funds Services (January 2004 — March 2005); and Tax Senior, KPMG LLP (August 2002 — December 2003).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 45	Secretary	August 2003 — Present	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 — Present).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 45	Assistant Secretary	August 2003 — Present	Senior Counsel, ING Americas, U.S. Legal Services (April 2008 — Present). Formerly, Counsel, ING Americas, U.S. Legal Services (April 2003 — April 2008).

Kathleen Nichols 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 33	Assistant Secretary	May 2008 — Present	Counsel, ING Americas, U.S. Legal Services (February 2008 — Present). Formerly, Associate, Ropes & Gray LLP (September 2005 — February 2008).

(1)	The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.

(2)	ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)	ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)	ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(5)	Mr. Mathews commenced services as CEO and President of the ING Funds on November 11, 2006.

(6)	Directed Services, LLC is the successor in interest to Directed Services, Inc.

55

Investment Adviser
Directed Services, LLC
1475 Dunwoody Drive
West Chester, Pennsylvania 19380

ING Investment LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Administrator
ING Funds Services, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Distributor
ING Funds Distributor, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Transfer Agent
DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141
Independent Registered Public
Accounting Firm
KPMG LLP
99 High Street
Boston, Massachusetts 02110

Custodian
The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

VPAR-UFIIT3AISS2                  (1208-022709)

Annual Report
December 31, 2008
Service (“S”) Class
ING Investors Trust
■  ING Oppenheimer Active Asset Allocation Portfolio
E-Delivery Sign-up — details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.
MUTUAL FUNDS

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You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.
PROXY VOTING INFORMATION
A description of the policies and procedures that the Portfolio uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the ING Funds’ website at www.ingfunds.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Portfolio voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolio’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Portfolio by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER
Dear Shareholders,
We are in the midst of one of the most challenging periods ever faced by investors, and we at ING Funds are aware of the anxiety that you may be feeling at this time.
I want to assure you that we are actively engaged in monitoring the situation and are committed to keeping you fully informed of how the rapidly unfolding events around us may impact your investments with our company.
We recognize that the confidence of many investors is being tested, perhaps as never before. It is understandable that some of you may be second guessing your investment strategy due to these recent events. We encourage you to work with your investment professional and seek out their advice about your portfolio in light of the current conditions. But we also urge investors not to make rash decisions. ING Funds still believes that a well-diversified, globally allocated portfolio remains the most effective investment strategy of all. We ask that investors not lose sight of their commitment to the long-term.
We thank you for your support and confidence and we look forward to continuing to do business with you in the future.
Sincerely,
Shaun Mathews
President & Chief Executive Officer
ING Funds
January 23, 2009
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice. Consider the fund’s investment objectives, risks, and charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.
International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

1

Market Perspective: Year Ended December 31, 2008
In our semi-annual report, we described a failed second quarter rally that fizzled when investors realized that borderline recessionary conditions and a credit crunch had not gone away. By year-end, governments were committing previously unimaginable sums of taxpayer money to prevent systemic collapse. Global equities in the form of the MSCI World® Index(1) measured in local currencies, including net reinvested dividends (“MSCI” for regions discussed below) plunged 29.7% in the six months ended December 31, 2008 (down 38.7% for the entire fiscal year). (The MSCI World® Index plunged 40.71% for the entire fiscal year, measured in U.S. dollars.) In currencies, the dollar at first drifted near record lows against the euro. But the tide turned in mid-July and for the six months ended December 31, 2008, the dollar strengthened by 12.10% (4.50% for the entire fiscal year). The dollar also soared 37.8% against the pound for the six months ended December 31, 2008 (37.90% for the entire fiscal year). But the yen advanced as carry trades (essentially short yen positions) were unwound and the dollar fell 14.90% for the six months ended December 31, 2008 (down 19.60% for the entire fiscal year).
Even more dramatic was the price of oil which marched to an all-time high of around $147 per barrel in mid-July, only to lose more than two thirds of that price by December 31, 2008.
The economic statistics remained bleak. By the end of October, the Standard & Poor’s (“S&P”)/Case-Shiller National U.S. Home Price Index(2) of house prices had fallen a record 18% over the year. New home sales were at 1991 levels. Some 45% of existing home sales were distressed.
Payrolls declined in every month of 2008, as the number of people claiming unemployment reached 4.1 million, a 26-year high. Gross domestic product (“GDP”) fell at an annualized rate of 0.50% in the third quarter, and the National Bureau of Economic Research announced that the recession had actually started in December 2007.
Yet these were side-shows to the fireworks display in the financial sector, where major institutions—hanging by a thread through problems rooted in unwise mortgage borrowing, lending and investment—met different fates in September 2008 at the hands of the U.S. government.
The Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”) were taken into “conservatorship.” Merrill Lynch was acquired by the Bank of America with a wink from the authorities. AIG received an $85 billion loan from a reluctant government, which also took a 79.90% equity stake in AIG. But Lehman Brothers having sought capital, then a buyer, found neither and was left to file for Chapter 11 bankruptcy protection.
The U.S. government was now in the position of choosing winners and losers among financial institutions: none too successfully, for it quickly became obvious that by pointedly leaving Lehman Brothers to go under, a credit crisis had become a credit market collapse. Lending all but seized up.
Policy response was huge but at least initially muddled. A Troubled Asset Relief Plan (“TARP”) would set up a $700 billion fund to buy illiquid mortgage securities from financial institutions. But on November 12, 2008 with half of the money already used to recapitalize banks, Treasury Secretary Paulson announced that the rest of the funds would not be used to buy illiquid mortgage securities after all. This merely renewed the pressure on the holders of such securities like Citigroup, which within two weeks received guarantees from the government against losses and another $20 billion in capital.
Other programs were of more practical use, like support for the commercial paper market and a guarantee facility for money market funds. Arguably the most effective measure was the announced intention to buy vast quantities of agency mortgage-backed securities and debentures.
This had the effect of driving down rates on the 30-year mortgage towards 5.00%, a record low. In the meantime, the newly-elected president promised a stimulus package worth approximately $1 trillion. And by year end, the Federal Open Market Committee (“FOMC”) reduced interest rates to a range of between 0% and 0.25%.
2008 ended with much gloom and bad news still to come, but the platform for recovery was perhaps taking shape.
In U.S. fixed-income markets, yields on the 90-day Treasury Bills briefly turned negative in December 2008, while the yield on the ten-year Treasury Note fell below 2.50%, something we had not seen in 50 years. The Barclays Capital U.S. Aggregate Bond Index(3), formerly known as the Lehman Brothers U.S. Aggregate Bond Index, of investment grade bonds returned 4.10% for the six months ended December 31, 2008, (5.20% for the entire fiscal year).

2

Market Perspective: Year Ended December 31, 2008
By contrast, high yield bonds, represented by the Barclays Capital High Yield Bond—2% Issuer Constrained Composite Index(4), formerly known as the Lehman Brothers High Yield Bond—2% Issuer Constrained Composite Index, behaved more like a stock index and returned (25.10)% for the six months ended December 31, 2008 (down 25.90% for the entire fiscal year).
U.S. equities, represented by the S&P 500® Composite Stock Price (“S&P 500®”) Index(5), including dividends, returned (28.50)% for the six months ended December 31, 2008, (down 37.00% for the entire fiscal year), increasingly unimpressed by sharply falling oil prices. Profits for S&P 500® Index companies suffered their fifth straight quarter of decline, led again by the financials sector, although taxpayer money was also potentially committed to save the big three auto makers from bankruptcy. On November 20, 2008, the S&P 500® Index plumbed a level not seen since April 1997, before a December recovery.
In international markets, plainly entering recession, the MSCI Japan® Index(6) slumped 35.9% for the six months ended December 31, 2008, (down 42.60% for the entire fiscal year). The strengthening yen hit exports in an export-dependent economy even as global demand slowed for other reasons. The MSCI Europe ex UK® Index(7) sagged 29.40% for the six months ended December 31, 2008 (down 43.20% for the entire fiscal year), beset by sharply falling economic activity and a European Central Bank in denial that inflation was falling fast. Finally, rates were reduced by an unprecedented 175 basis points (or 1.75%) in two months near the end of the year while governments, one after the other, proposed large stimulus packages. In the UK, the MSCI UK® Index(8) fell 19.4% for the six months ended December 31, 2008 (down 28.5% for the entire fiscal year). The UK had allowed a bigger housing bubble than the United States and deeper personal indebtedness in an economy more dependent on the financial sector. Rates were reduced to 1951 levels as venerable banks ceased to exist as independent entities.

(1)	The MSCI World® Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2)	The S&P/Case-Shiller National U.S. Home Price Index tracks the value of single-family housing within the United States. The index is a composite of single-family home price indices for the nine U.S. Census divisions and is calculated quarterly.

(3)	The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(4)	The Barclays Capital High Yield Bond—2% Issuer Constrained Composite Index is an unmanaged index that measures the performance of non-investment grade fixed-income securities.

(5)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

(6)	The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(7)	The MSCI Europe ex UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(8)	The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
All indices are unmanaged and investors cannot invest directly in an index.
Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolio’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

3

ING Oppenheimer Active Asset Allocation Portfolio	Portfolio Managers’ Report
ING Oppenheimer Active Asset Allocation Portfolio (the “Portfolio”) seeks long-term growth of capital with a secondary objective of current income. The Portfolio seeks to achieve its investment objective by investing in a combination of mutual funds sub-advised by OppenheimerFunds, Inc. (“OppenheimerFunds”) — the sub-adviser. The Portfolio is managed by Christopher Leavy, Rudy Schadt, Jerry Webman, Kurt Wolfgruber and Caleb Wong, Portfolio Managers of OppenheimerFunds.
Performance: For the period from inception on October 2, 2008 through December 31, 2008, the Portfolio’s Class S shares, excluding sales charges, provided a total return of (22.84)% compared to the Standard & Poor’s 500® Composite Stock Price Index(1) (“S&P 500® Index”), the Barclays Capital U.S. Aggregate Bond Index*(2) and a Composite Index(3) consisting of 75% of the S&P 500® Index and 25% of the Barclays Capital U.S. Aggregate Bond Index, which returned (21.94)%, 4.58% and (15.72)%, respectively, for the period from October 1, 2008 through December 31, 2008.
Portfolio Specifics: Within the static allocation portion of the Portfolio, the only underlying fund to generate a positive return over this period was the Oppenheimer International Bond Fund. While the rest of the underlying funds, which were mostly equity, posted negative returns, a handful of them also lagged their benchmarks because of poor security selection.
The Oppenheimer Core Bond Fund/VA and our high yield bond strategies underperformed their respective benchmarks because of poor security selection, including investments in commercial mortgage-backed securities (“CMBS”). The CMBS asset class suffered during the fourth quarter as liquidity dried up and the economy worsened.
Similar to the static allocation portion of the Portfolio, the active allocation received positive contributions from Oppenheimer International Bond Fund, but performance was mostly hurt by the equity funds and a few underperforming fixed-income funds.
In mid-December, we reallocated the tactical component to express three of our investment views: (1) the U.S. equity and high yield markets were extremely undervalued and may generate promising risk-adjusted returns going forward; (2) the dollar would remain strong as the combination of federal stimulus and central bank action may generate a rebound in growth in the U.S.; and (3) government bonds were overvalued and may now have more downside than upside. For these reasons, the tactical portion of the Portfolio now has a large overweight to U.S. equities and high yield and an underweight to government bonds.
Regrettably, our overlay strategy ended the period on a downward turn. We entered October 2008 with a neutral view between stocks and bonds and held no overlay position on these asset classes. However, as equities continued their downward spiral, our valuation models began to indicate value in U.S. stocks. We subsequently entered into an overweight S&P 500® Index and underweight U.S. Treasury Note trade to express this view and held it through the end of the period. In retrospect, our timing was not great as equities slid further in late October and November and did not experience a slight rebound until December. Additionally, treasuries rallied significantly in the last two months of the year.
We received mixed results on our relative value trades within the equity sectors. For the fourth quarter, we over-weighted a U.S. equity index against emerging market equities to express the view that the U.S. would outperform developing market equities. Unfortunately, we did not get much traction from this trade as both markets were practically in lock-step with each other in terms of performance. On the fixed income side of the overlay strategy, we maintained an overweight in 5-Year Treasury Notes and an underweight to investment-grade bonds to capture the relative performance between treasuries and corporate bond spreads.
Asset Allocation
as of December 31, 2008
(as a percent of net assets)

Oppenheimer Value Fund—Class Y	16.3%
Oppenheimer Capital Appreciation Fund/VA	15.7%
Oppenheimer Main Street Fund/VA	9.7%
Oppenheimer Core Bond Fund/VA	8.9%
Oppenheimer International Growth Fund—Class Y	7.6%
Oppenheimer U.S. Government Trust—Class Y	6.7%
Oppenheimer Main Street Small Cap Fund/VA	6.6%
Oppenheimer Global Securities Fund/VA	6.5%
Oppenheimer International Bond Fund—Class Y	3.4%
Oppenheimer Real Estate Fund—Class Y	3.3%
Oppenheimer Developing Markets Fund—Class Y	3.3%
Oppenheimer Commodity Strategy Total Return Fund—Class Y	3.0%
Oppenheimer High Income Fund/VA	2.3%
Oppenheimer Small and Mid Cap Value Fund—Class Y	1.6%
Oppenheimer MidCap Fund/VA	1.6%
Oppenheimer Champion Income Fund—Class Y	0.8%
Oppenheimer Institutional Money Market Fund—Class E	0.1%
Other Assets and Liabilities—Net	2.6%

Net Assets	100.0%

Portfolio holdings are subject to change daily.
Target Allocations
as of December 31, 2008
(as a percent of net assets)

U.S Equity	40.0%
Fixed Income	20.0%
Tactical Allocation	20.0%
International Equity	15.0%
Other	5.0%

100.0%

Portfolio holdings are subject to change daily
Current Strategy and Outlook: As long-term investors, we continue to remain optimistic on the economy and capitalism. Given the strength of the human capital in this country, we believe, it would be hard pressed to bet against ongoing U.S. leadership in innovation, productivity, and long-term economic growth. We believe sound economic growth will drive corporate profits and stock valuations over the long term. The U.S. economy is in an unpleasant recession and a broad cyclical expansion is unlikely in the coming year. Although we do not foresee robust growth in 2009, we like to believe that the most intense parts of the economic and financial downturns are moving behind us and, as a result, 2009 will be a better year for investors than was 2008.

*	Formerly known as the Lehman Brothers U.S. Aggregate Bond Index. As of October 31, 2008, all Lehman Brothers indices were renamed: the words “Lehman Brothers” changed to “Barclays Capital.”
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

4

ING Oppenheimer Active Asset Allocation	Portfolio Managers’ Report
Portfolio

Cumulative Total Returns for the Period Ended December 31, 2008

	Since
	Inception
	of Class S
	October 2,
	2008
Class S	(22.84)%
S&P 500® Index(1)	(21.94	)%(4)
Barclays Capital U.S. Aggregate Bond Index(2)	4.58	%(4)
Composite Index(3)	(15.72	)%(4)
Based on a $10,000 initial investment, the graph and table above illustrate the total return of the ING Oppenheimer Active Asset Allocation Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.
It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The Portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

(1)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the U.S.

(2)	The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(3)	The Composite Index consists of 75% of the return of (securities included in) the S&P 500® Index and 25% of the return of (securities included in) the Barclays Capital U.S. Aggregate Bond Index.

(4)	Since inception performance for indices is shown from October 1, 2008.

5

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)
As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2008 to December 31, 2008. The Portfolio’s expenses are shown without the imposition of any charges which are, or may be, imposed under your annuity contract. Expenses would have been higher if such charges were included.
Actual Expenses
The first section of the table shown, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table shown, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return(1)				Hypothetical (5% return before expenses)
	Beginning			Expenses Paid	Beginning			Expenses Paid
	Account	Ending	Annualized	During the	Account	Ending	Annualized	During the
	Value	Account Value	Expense	Period Ended	Value	Account Value	Expense	Period Ended
	July 1, 2008	December 31, 2008	Ratio*	December 31, 2008**	July 1, 2008	December 31, 2008	Ratio*	December 31, 2008**
ING Oppenheimer Active Asset Allocation Portfolio
Class S	$1,000.00	$771.60	0.70%	$1.54	$1,000.00	$1,021.62	0.70%	$3.56

(1)	Commencement of operations was October 2, 2008. Expenses paid for the Actual Portfolio Return reflect the 91 day period ended December 31, 2008.

*	Expense ratios do not include expenses of underlying funds.

**	Expense are equal to the Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half-year.

6

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Shareholders and Board of Trustees
ING Investors Trust
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of ING Oppenheimer Active Asset Allocation Portfolio, a series of ING Investors Trust, as of December 31, 2008, and the related statements of operations, changes in net assets, and financial highlights for the period from October 2, 2008 (commencement of operations) to December 31, 2008. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolio as of December 31, 2008, and the results of its operations, the changes in its net assets, and the financial highlights for the period specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
February 27, 2009

7

STATEMENT OF ASSETS AND LIABILITIES as of December 31, 2008

ASSETS:
Investments in affiliated underlying funds*	$7,099,593
Cash	5,862
Receivables:
Investments in affiliated underlying funds sold	35
Fund shares sold	36,947
Dividends and interest	3
Prepaid offering expense	141,340
Reimbursement due from manager	55,109

Total assets	7,338,889

LIABILITIES:
Payable for investments purchased in affiliated underlying funds	17,719
Payable to affiliates	3,106
Payable for trustee fees	150
Other accrued expenses and liabilities	26,683

Total liabilities	47,658

NET ASSETS	$7,291,231

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$8,446,659
Undistributed net investment income	3,688
Accumulated net realized loss on investments	(219,194)
Net unrealized depreciation on investments	(939,922)

NET ASSETS	$7,291,231

* Cost of investments in affiliated underlying funds	$8,039,515

Class S:
Net assets	$7,291,231
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	953,702
Net asset value and redemption price per share	$7.65
See Accompanying Notes to Financial Statements

8

STATEMENT OF OPERATIONS

October 2, 2008(1)
to December 31,
2008
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$69,904
Interest	32

Total investment income	69,936

EXPENSES:
Investment management fees	3,183
Distribution and service fees	3,183
Transfer agent fees	49
Administrative service fees	1,273
Shareholder reporting expense	300
Registration fees	90
Professional fees	14,525
Custody and accounting expense	525
Trustee fees	150
Offering expense	46,660
Miscellaneous expense	630

Total expenses	70,568
Net waived and reimbursed fees	(61,656)

Net expenses	8,912

Net investment income	61,024

REALIZED AND UNREALIZED GAIN (LOSS) ON AFFILIATED UNDERLYING FUNDS:
Distributions of realized gains from affiliated underlying funds	64,734
Net realized loss on sales of affiliated underlying funds	(280,663)

Net realized loss on affiliated underlying funds	(215,929)

Net change in unrealized appreciation or depreciation on affiliated underlying funds	(939,922)

Net realized and unrealized loss on affiliated underlying funds	(1,155,851)

Decrease in net assets resulting from operations	$(1,094,827)

(1)	Commencement of operations
See Accompanying Notes to Financial Statements

9

STATEMENT OF CHANGES IN NET ASSETS

October 2, 2008(1)
to December 31,
2008
FROM OPERATIONS:
Net investment income	$61,024
Net realized loss on affiliated underlying funds	(215,929)
Net change in unrealized appreciation or depreciation on affiliated underlying funds	(939,922)

Decrease in net assets resulting from operations	(1,094,827)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(60,601)

Total distributions	(60,601)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	8,418,408
Reinvestment of distributions	28,251

Net increase in net assets resulting from capital share transactions	8,446,659

Net increase in net assets	7,291,231

NET ASSETS:
Beginning of period	—

End of period	$7,291,231

Undistributed net investment income at end of period	$3,688

(1)	Commencement of operations
See Accompanying Notes to Financial Statements

10

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout each year or period.

Income (loss)
from
		investment													Supplemental
		operations			Less distributions						Ratios to average net assets				data
									Net			Expenses
									asset			net
			Net						value,			of fee
	Asset		realized						end			waivers			Net
	value,	Net	and			From	From		of		Expenses	and/or		Net	assets,
	beginning	investment	unrealized	Total from	From net	net	return		year	Total	before	recoupments,	Expenses net of	investment	end of	Portfolio
	of year	income	gain	investment	investment	realized	of	Total	or	Return	reductions/	if any	all reductions/	income	year or	turnover
	or period	(loss)	(loss)	operations	income	gains	capital	distributions	period	(1)	additions(2)(3)(4)	(2)(3)(4)	additions(2)(3)(4)	(loss)(2)(3)(4)	period	rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING Oppenheimer Active Asset Allocation Portfolio
Class S
10-02-08(5) - 12-31-08	10.00	0.13	(2.42)	(2.29)	0.06	—	—	0.06	7.65	(22.84)	5.48	0.70	0.70	4.74	7,291	23

(1)	Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)	Expense ratios do not include expenses of Underlying Funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

(4)	Expense ratios reflect operating expenses of the Portfolio. Expenses before reductions do not reflect amounts reimbursed by the Investment Adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Portfolio. Net investment income (loss) is net of all such additions or reductions.

(5)	Commencement of operations.
See Accompanying Notes to Financial Statements

11

NOTES TO FINANCIAL STATEMENTS as of December 31, 2008
NOTE 1 — ORGANIZATION
Organization. ING Investors Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”) as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 3, 1988. At December 31, 2008, the Trust had fifty-nine active separate investment series. The Portfolio included in this report is ING Oppenheimer Active Asset Allocation Portfolio, (the “Portfolio”). The Portfolio is a diversified series of the Trust.
The Portfolio offers Service (“S”) Class shares.
Shares of the Trust are currently being offered only to participating insurance companies for allocation to certain of their separate accounts established for the purpose of funding variable annuity contracts and variable life insurance policies issued by the participating insurance companies.
The Trust is intended to serve as an investment option for (i) variable life insurance policies and variable annuity contracts (“Variable Contracts”) offered by insurance companies, and (ii) certain qualified pension and retirement plans, as permitted under the federal tax rules relating to the Trust (serving as investment mediums for Variable Contracts). The Trust currently functions as an investment option for contracts and policies offered by ING USA Annuity and Life Insurance Company (“ING USA”), ReliaStar Life Insurance Company, an indirect, wholly-owned subsidiary of ING Groep N.V. (“ING Groep”), United Life Annuities, an indirect, wholly-owned subsidiary of ING USA and ReliaStar Life Insurance Company of New York, an indirect, wholly-owned subsidiary of ING USA. ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services to over 75 million private, corporate and institutional clients in more than 50 countries. With a diverse workforce of about 125,000 people, ING Groep comprises a broad spectrum of prominent companies that increasingly serve their clients under the ING brand.
On October 19, 2008, ING Groep announced that it reached an agreement with the Dutch government to strengthen its capital position, creating a strong buffer to navigate the current market and economic environment. ING Groep will issue non-voting core Tier-1 securities for a total consideration of EUR 10 billion to the Dutch State. The transaction boosts ING Bank’s core Tier-1 ratio, strengthens the insurance balance sheet and reduces ING Groep’s Debt/Equity ratio.
The Portfolio seeks long-term growth of capital with a second objective of current income by investing in other mutual funds (“Underlying Funds”) sub-advised by OppenheimerFunds, Inc. (“Oppenheimer” or the “Sub-Adviser”) that, in turn, invest directly in a wide range of portfolio securities (i.e., stocks and bonds).
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Portfolio in the preparation of its financial statements. Such policies are in conformity with U.S. generally accepted accounting principles for investment companies.
A.	Security Valuation. The valuation of the Portfolio’s investments in its Underlying Funds is based on the net asset value of the Underlying Funds each business day.

Effective for fiscal years beginning after November 15, 2007, Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements”, establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or liability of the Portfolio is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1”, inputs other than quoted prices for an asset that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3”. The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Portfolio’s investments under these levels of classification is included following the Portfolio of Investments.

Effective for fiscal years and interim periods ending after November 15, 2008, the FASB issued FASB Staff Position (“FSP”) No. FAS 133-1 and FASB Interpretation Number (“FIN”) 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161.” The amendments to FAS 133 require enhanced disclosure regarding credit derivatives sold,

12

NOTES TO FINANCIAL STATEMENTS as of December 31, 2008 (continued)
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)
including (1) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (2) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (3) the fair value of the credit derivative, and (4) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. All changes to accounting policies have been made in accordance with the FSP and incorporated for the current period as part of the Notes to Financial Statements and Portfolio of Investments.

B.	Security Transactions and Revenue Recognition. Security transactions are accounted for on trade date. Dividend income received from the affiliated funds is recognized on the ex-dividend date and is recorded as income distributions in the Statement of Operations. Capital gain distributions received from the affiliated funds are recognized on ex-dividend date and are recorded on the Statement of Operations as such. Costs used in determining realized gains and losses on the sales of investment securities are on the basis of specific identification.

C.	Distributions to Shareholders. The Portfolio records distributions to its shareholders on the ex-dividend date. The Portfolio distributes dividends and capital gains, if any, annually. The Portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

D.	Federal Income Taxes. It is the policy of the Portfolio to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, no federal income tax provision is required. Management has considered the sustainability of the Portfolio’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

E.	Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F.	Repurchase Agreements. Certain Underlying Funds may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. An Underlying Fund will always receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Underlying Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to the Underlying Fund in the event the Underlying Fund is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

G.	Organization Expenses and Offering Costs. Costs incurred with the organization of the Portfolio were expensed as incurred. Costs incurred with the offering of shares of the Portfolio are deferred and amortized over a twelve-month period on a straight-line basis starting at the commencement of operations.

H.	Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent

13

NOTES TO FINANCIAL STATEMENTS as of December 31, 2008 (continued)
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)
on future claims that may be made against the Portfolio and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.
NOTE 3 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES
The Portfolio entered into an investment management agreement (“Investment Management Agreement”) with ING Investments, LLC* (the “Investment Adviser” or “ING Investments”), an indirect, wholly-owned subsidiary of ING Groep. The investment management Agreement compensates ING Investments with a fee, computed daily and payable monthly, based on the average daily net assets of the Portfolio, at the annual rate of 0.25% on all assets.
ING Funds Services, LLC (the “Administrator”), an indirect, wholly-owned subsidiary of ING Groep, acts as administrator and provides certain administrative and shareholder services necessary for the Portfolio’s operations and is responsible for the supervision of other service providers. The Administrator receives compensation in the amount equal to 0.10% of the Portfolio’s average daily net assets.
The Trust and the Investment Adviser have entered into a portfolio management agreement with Oppenheimer (the “Sub-Adviser”). The Sub-Adviser provides investment advice for the Portfolio and is paid by the Investment Adviser based on the average daily net assets.
NOTE 4 — INVESTMENTS IN AFFILIATED UNDERLYING FUNDS
For the period ended December 31, 2008, the cost of purchases and the proceeds from the sales of the Underlying Funds were $9,604,754 and $1,349,311, respectively.
NOTE 5 — DISTRIBUTION AND SERVICE FEES
The Trust has entered into a Shareholder Service Plan (the “Plan”) for the Class S of the Portfolio. The Agreement compensates ING Funds Distributor, LLC (the “Distributor” or “IFD”) for the provision of shareholder services and/or account maintenance services to direct or indirect beneficial owners of Class S. Under the Agreement, the Portfolio makes payments to the Distributor at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to Class S.

*	Effective November 17, 2008 the investment adviser changed from Directed Services LLC to ING Investments, LLC.
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At December 31, 2008, the Portfolio had the following amounts recorded in payable to affiliates on the accompanying Statement of Assets and Liabilities:

Accrued
Accrued		Shareholder
Investment	Accrued	Service and
Management	Administrative	Distribution
Fee	Fees	Fees	Total
$1,294	$518	$1,294	$3,106
At December 31, 2008, the following indirect, wholly-owned subsidiary of ING Groep owned more than 5% of the Portfolio:
ING USA Annuity and Life Insurance Company —100.00%.
Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Investment activities of these shareholders could have a material impact on the Portfolio.
The Trust has adopted a Retirement Policy (“Policy”) covering all independent trustees of the Portfolio who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this Policy are based on an annual rate as defined in the Policy.
NOTE 7 — OTHER ACCRUED EXPENSES & LIABILITIES
At December 31, 2008, the following Fund had the below payables included in Other Accrued Expenses and Liabilities on the Statement of Assets and Liabilities that exceeded 5% of total liabilities:

Portfolio	Expense	Amount
Oppenheimer Active Asset Allocation	Offering	$24,749
NOTE 8 — EXPENSE LIMITATIONS
The Investment Adviser has agreed to limit expenses, excluding interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses to the levels listed below:

Class S(1)
0.70%

(1)	The operating expense limits apply only at the Portfolio level and do not limit fees payable by the underlying investment companies in which the Portfolio invests.

14

NOTES TO FINANCIAL STATEMENTS as of December 31, 2008 (continued)
NOTE 8 — EXPENSE LIMITATIONS (continued)
The Investment Adviser may at a later date recoup from the Portfolio management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, that Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations for the Portfolio. Outstanding reimbursement balances due to the Portfolio, if any, under its respective expense limitation agreements are reflected in Reimbursement Due from Investment Adviser on the accompanying Statement of Assets and Liabilities.
The expense limitation agreement is contractual and shall renew automatically for one-year terms unless DSL provides written termination of the expense limitation agreement within 90 days of the end of the then current term.
As of December 31, 2008, the amounts of waived and reimbursed fees that are subject to possible recoupment by the Investment Advisers and the related expiration dates are as follows:

	December 31,
	2009	2010	2011	Total
Oppenheimer Active Asset Allocation	$—	$—	$36,656	$36,656
NOTE 9 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:

		Reinvestment	Net increase		Reinvestment	Net increase
	Shares	of	in shares	Shares	of	in shares
	sold	distributions	outstanding	sold	distributions	outstanding
Year or period ended	#	#	#	($)	($)	($)
Oppenheimer Active Asset Allocation Class S
10-02-08(1) - 12-31-08	949,921	3,781	953,702	8,418,408	28,251	8,446,659

(1)	Commencement of operations.
NOTE 10 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
The following permanent tax differences have been reclassified as of December 31, 2008:

Undistributed	Accumulated
Net Investment	Net Realized
Income	Gains/(Losses)
$3,265	$(3,265)
Dividends paid by the Portfolio from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The Portfolio paid an ordinary income dividend of $60,601 for the period ended December 31, 2008.
The tax-basis components of distributable earnings and the expiration date of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2008 were:

Undistributed	Unrealized	Post-October	Capital
Ordinary	Appreciation/	Capital Loss	Loss	Expiration
Income	(Depreciation)	Deferred	Carryforwards	Date
$3,688	$(1,133,126)	$(21,841)	$(4,149)	2016
The Portfolio’s major tax jurisdictions are federal, Arizona, and Massachusetts. The earliest tax year that remains subject to examination by these jurisdictions is the Portfolio’s initial year, which is 2008.
NOTE 11 — CONCENTRATION OF INVESTMENT RISKS
The Portfolio is also affected by other kinds of risks, depending on the types of securities held or strategies used by an Underlying Fund.

15

NOTES TO FINANCIAL STATEMENTS as of December 31, 2008 (continued)
NOTE 11 — CONCENTRATION OF INVESTMENT RISKS (continued)
Investment by Funds-of-Funds. Each of the Underlying Funds’ shares may be purchased by other investment companies. In some cases, an Underlying Fund may experience large inflows or redemptions due to allocations or rebalancing. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. The Investment Adviser will monitor transactions by each Underlying Fund and will attempt to minimize any adverse effects on the Underlying Funds and the Portfolio as a result of these transactions. So long as an Underlying Fund accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.
Asset Allocation. Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from the historical performance and the assumptions used to form the asset allocations for the Portfolio. Furthermore, the Investment Adviser’s allocation of the Portfolio’s assets may not anticipate market trends successfully. Assets will be allocated among Underlying Funds and markets based on judgments made by the Investment Adviser. There is a risk that the Portfolio may allocate assets to an asset class or market that underperforms other Underlying Funds. For example, the Portfolio may be underweighted in assets or a market that is experiencing significant returns or overweighted in assets or a market with significant declines.
Foreign Securities. Investments in foreign securities may entail risks not present in domestic investments. Since securities in which the Portfolio and certain Underlying Funds may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio and certain Underlying Funds. Foreign investments may also subject the Portfolio and certain Underlying Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-a-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of the Portfolio and certain Underlying Funds investments.
NOTE 12 — OTHER ACCOUNTING PRONOUNCEMENTS
On March 19, 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (“SFAS No. 161”), “Disclosure about Derivative Instruments and Hedging Activities.” This new accounting statement requires enhanced disclosures about an entity’s derivative and hedging activities. Entities are required to provide enhanced disclosures about (a) how and why an entity invests in derivatives, (b) how derivatives are accounted for under SFAS No. 133, and (c) how derivatives affect an entity’s financial position, financial performance, and cash flows. SFAS No. 161 also requires enhanced disclosures regarding credit-risk-related contingent features of derivative instruments. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of December 31, 2008, management of the Portfolio is currently assessing the impact of the expanded financial statement disclosures that will result from adopting SFAS No. 161.
NOTE 13 — SUBSEQUENT EVENTS
Effective May 1, 2009, the name of the Portfolio will be renamed from “ING Oppenheimer Active Asset Allocation Portfolio” to “ING Oppenheimer Active Allocation Portfolio.”
NOTE 14 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS
As discussed in earlier supplements that were previously filed with the SEC, ING Investments, the adviser to the ING Funds, has reported to the Boards of Directors/Trustees (the “Boards”) of the ING Funds that, like many U.S. financial services companies, ING Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. ING Investments has advised the Boards that it and its affiliates have cooperated fully with each request.
In addition to responding to regulatory and governmental requests, ING Investments reported that management of U.S. affiliates of ING Groep N.V., including ING Investments (collectively, “ING”), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. ING’s internal review related to mutual fund trading has been completed. ING has reported that, of the millions of

16

NOTES TO FINANCIAL STATEMENTS as of December 31, 2008 (continued)
NOTE 14 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)
customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING’s variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Boards.
ING Investments has advised the Boards that most of the identified arrangements were initiated prior to ING’s acquisition of the businesses in question in the U.S. ING Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.
Based on the internal review, ING Investments has advised the Boards that the identified arrangements do not represent a systemic problem in any of the companies that were involved.
Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Boards are the only instances of such trading respecting the ING Funds.
ING Investments reported to the Boards that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, ING Investments advised the Boards that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING’s acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, ING Investments reported that given ING’s refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.
•	ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the SEC. ING Investments reported to the Boards that the indemnification commitments made by ING Funds related to mutual fund trading have been settled and restitution amounts prepared by an independent consultant have been paid to the affected ING Funds.

•	ING updated its Code of Conduct for employees reinforcing its employees’ obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.
Other Regulatory Matters
The New York Attorney General and other federal and state regulators are also conducting broad inquiries and investigations involving the insurance industry. These initiatives currently focus on, among other things, compensation and other sales incentives; potential conflicts of interest; potential anticompetitive activity; reinsurance; marketing practices (including suitability); specific product types (including group annuities and indexed annuities); fund selection for investment products and brokerage sales; and disclosure. It is likely that the scope of these industry investigations will further broaden before they conclude. ING has received formal and informal requests in connection with such investigations, and is cooperating fully with each request.
Other federal and state regulators could initiate similar actions in this or other areas of ING’s businesses. These regulatory initiatives may result in new legislation and regulation that could significantly affect the financial services industry, including businesses in which ING is engaged. In light of these and other developments, ING continuously reviews whether modifications to its business practices are appropriate. At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

17

ING Oppenheimer Active Asset	PORTFOLIO OF INVESTMENTS
Allocation Portfolio	as of December 31, 2008

Shares				Value

INVESTMENT COMPANIES: 97.4%
44,468		Oppenheimer Capital Appreciation Fund/VA		$1,141,492
35,519		Oppenheimer Champion Income Fund — Class Y		60,383
71,277		Oppenheimer Commodity Strategy Total Return Fund — Class Y		221,671
101,043		Oppenheimer Core Bond Fund/VA		651,728
15,234		Oppenheimer Developing Markets Fund — Class Y		239,322
23,437		Oppenheimer Global Securities Fund/VA		473,656
107,489		Oppenheimer High Income Fund/VA		169,833
6,395		Oppenheimer Institutional Money Market Fund — Class E		6,395
41,501		Oppenheimer International Bond Fund — Class Y		245,683
30,850		Oppenheimer International Growth Fund — Class Y		550,051
48,419		Oppenheimer Main Street Fund/VA		704,974
45,294		Oppenheimer Main Street Small Cap Fund/VA		482,379
4,221	@	Oppenheimer MidCap Fund/VA		116,253
20,565		Oppenheimer Real Estate Fund — Class Y		241,638
6,431		Oppenheimer Small and Mid Cap Value Fund — Class Y		119,883
54,666		Oppenheimer U.S. Government Trust — Class Y		488,718
80,050		Oppenheimer Value Fund — Class Y		1,185,534

		Total Investments in Investment Companies (Cost $8,039,515)*	97.4%	$7,099,593
		Other Assets and Liabilities — Net	2.6	191,638

		Net Assets	100.0%	$7,291,231

@	Non-income producing security

*	Cost for federal income tax purposes is $8,232,719.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$26,246
Gross Unrealized Depreciation	(1,159,372)

Net Unrealized Depreciation	$(1,133,126)

The following table summarizes the inputs used as of December 31, 2008 in determining the Portfolio’s investments at fair value for purposes of SFAS 157:

	Investments in	Other Financial
	Securities	Instruments*
Level 1 — Quoted Prices	$7,099,593	$—
Level 2 — Other Significant Observable Inputs	—	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$7,099,593	$—

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.
See Accompanying Notes to Financial Statements

18

TAX INFORMATION (Unaudited)
Dividends paid during the year ended December 31, 2008 were as follows:

Fund Name	Type	Per Share Amount
ING Oppenheimer Active Asset Allocation Portfolio Class S	NII	$0.0647

NII — Net investment income

Of the ordinary distributions made during the year ended December 31, 2008, 34.93% qualifies for the dividends received deduction (DRD) available to corporate shareholders.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolio. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

19

TRUSTEE AND OFFICER INFORMATION (Uaudited)
     The business and affairs of the Trust are managed under the direction of the Board. A trustee who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Non-Interested Trustee”). The Trustees of the Trust are listed below. The Statement of Additional Information includes additional information about directors of the Trust and is available, without charge, upon request at (800) 992-0180.

				Number of
				Portfolios
				in Fund
	Position(s)	Term of Office		Complex	Other Directorships/
	held with	and Length of	Principal Occupation(s)	Overseen	Trusteeships held by
Name, Address, and Age	Trust	Time Served(1)	during the Past 5 Years	by Trustee(2)	Director/Trustee
Independent Trustees:

Colleen D. Baldwin 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 48	Trustee	November 2007 — Present	President, National Charity League/Canaan Parish Board (June 2008 — Present) and Consultant (January 2005 — Present). Formerly, Chief Operating Officer, Ivy Asset Management Group (April 2002 — October 2004)	161	None.

John V. Boyer(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 55	Trustee	January 2005 — Present	President, Bechtler Arts Foundation (March 2008 — Present). Formerly, Consultant (July 2007 — February 2008); President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute (March 2006 — July 2007); and Executive Director, The Mark Twain House & Museum (September 1989 — November 2005).	161	None.

Patricia W. Chadwick 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 60	Trustee	January 2006 — Present	Consultant and President of self-owned company, Ravengate Partners LLC (January 2000 — Present).	161	Wisconsin Energy Corporation (June 2006 — Present).

Peter S. Drotch 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 66	Trustee	November 2007 — Present	Retired partner, PricewaterhouseCoopers, LLP.	161	First Marblehead Corporation (September 2003 — Present).

J. Michael Earley 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 63	Trustee	January 1997 — Present	Retired. Formerly, President and Chief Executive Officer, Bankers Trust Company, N.A., Des Moines (June 1992 — December 2008).	161	Bankers Trust Company, N.A. (June 1992 — Present) and Midamerica Financial Corporation (December 2002 — Present).

Patrick W. Kenny 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 65	Trustee	January 2005 — Present	President and Chief Executive Officer, International Insurance Society (June 2001 — Present).	161	Assured Guaranty Ltd. (April 2004 — Present) and Odyssey Re Holdings Corporation (November 2006 — Present).

Sheryl K. Pressler 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 58	Trustee	January 2006 — Present	Consultant (May 2001 - Present).	161	Global Alternative Asset Management, Inc. (October 2007 — Present) and Stillwater Mining Company (May 2002 — Present).

Roger B. Vincent 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 63	Trustee	January 1994 — Present	President, Springwell Corporation (March 1989 — Present).	161	UGI Corporation (February 2006 — Present) and UGI Utilities, Inc. (February 2006 — Present).

20

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

				Number of
				Portfolios
				in Fund
	Position(s)	Term of Office		Complex	Other Directorships/
	held with	and Length of	Principal Occupation(s)	Overseen	Trusteeships held by
Name, Address, and Age	Trust	Time Served(1)	during the Past 5 Years	by Trustee(2)	Director/Trustee
Trustees who are “Interested Persons”:

Robert W. Crispin(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 62	Director/ Trustee	November 2007 — Present	Retired. Chairman and Chief Investment Officer, ING Investment Management Co. (June 2001 — December 2007).	161	ING Canada Inc. (December 2004 — Present) and ING Bank, fsb (June 2001 — Present).

Shaun P. Mathews(3)(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	Director/ Trustee	November 2007 — Present	President and Chief Executive Officer, ING Investments, LLC(5) (November 2006 — Present). Formerly, President, ING Mutual Funds and Investment Products (November 2004 — November 2006); Chief Marketing Officer, ING USFS (April 2002 — October 2004); and Head of Rollover/Payout (October 2001 — December 2003).	200	ING Services Holding Company, Inc. (May 2000 - Present); Southland Life Insurance Company (June 2002 — Present); and ING Capital Corporation, LLC, ING Funds Distributor, LLC(6), ING Funds Services, LLC(7), ING Investments, LLC(5) and ING Pilgrim Funding, Inc. (December 2006 — Present).

(1)	Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee is subject to the Board’s retirement policy, which states that each Independent Trustee shall retire from service as a Trustee at the conclusion of the first regularly scheduled meeting of the Board that is held after (a) the Trustee reaches the age of 70, if that Trustee qualifies for a retirement benefit as discussed in the board’s retirement policy; or (b) the Trustee reaches the age of 72 or has served as a Trustee for 15 years, whichever comes first, if that Trustee does not qualify for the retirement benefit. A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Fund under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)	For the purposes of this table (except for Mr. Mathews), “Fund Complex” means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund, ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Advantage and Premium Opportunity Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; ING Variable Products Trust; and ING Partners, Inc.

(3)	For Mr. Mathews, the Fund Complex also includes the following investment companies: ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; ING Variable Portfolios, Inc.; ING VP Balanced Portfolio, Inc.; ING VP Intermediate Bond Portfolio; and ING VP Money Market Portfolio.

(4)	Mr. Boyer held a seat on the Board of Directors of The Mark Twian House & Museum from September 1989 to November 2005. ING Groep N.V. makes non-material, charitable contributions to The Mark Twain House & Museum.

(5)	Messrs. Mathews and Crispin are deemed to be “interested persons” of the Fund as defined in the 1940 Act because of their relationship with ING Groep, N.V., the parent corporation of the Manager, ING Investment Manager.

(6)	ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(7)	ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(8)	ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

21

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Term of Office
	Position(s) Held	and Length of	Principal Occupation(s)
Name, Address and Age	with the Trust	Time Served(1)	During the Past 5 Years
Officers:

Shaun P. Mathews(5) 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	President and Chief Executive Officer	November 2006 — Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 — Present). Formerly, President, ING Mutual Funds and Investment Products (November 2004 — November 2006); Chief Marketing Officer, ING USFS (April 2002 — October 2004); and Head of Rollover/Payout (October 2001 — December 2003).

Michael J. Roland 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 50	Executive Vice President	March 2003 — Present	Head of Mutual Fund Platform (February 2007 — Present) and Executive Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (December 2001 — Present). Formerly, Executive Vice President, Head of Product Management (January 2005 — January 2007); Chief Compliance Officer, ING Investments, LLC(2) and Directed Services LLC(6) (October 2004 — December 2005); and Chief Financial Officer and Treasurer, ING Investments, LLC(2) (December 2001 — March 2005).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 58	Executive Vice President	March 2003 — Present	Executive Vice President, ING Investments, LLC(2) (July 2000 — Present) and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003 — Present).

Joseph M. O’Donnell 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	Executive Vice President and Chief Compliance Officer	March 2006 — Present November 2004 — Present	Chief Compliance Officer of the ING Funds (November 2004 — Present) and Executive Vice President of the ING Funds (March 2006 — Present). Formerly, Chief Compliance Officer of ING Investments, LLC(2) (March 2006 — July 2008); Investment Advisor Chief Compliance Officer, Directed Services LLC(6) (March 2006 — July 2008) ING Life Insurance and Annuity Company (March 2006 — December 2006); and Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 — October 2004).

Todd Modic 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 41	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 — Present	Senior Vice President, ING Funds Services, LLC(3) (March 2005 — Present). Formerly, Vice President, ING Funds Services, LLC(3) (September 2002 — March 2005).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 44	Senior Vice President	November 2003 — Present	Senior Vice President, ING Investments, LLC(2) (October 2003 — Present).

Robert Terris 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 38	Senior Vice President	May 2006 — Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC(3) (May 2006) Present). Formerly, Vice President of Administration, ING Funds Services, LLC(3) (October 2001 — March 2006).

Ernest J. C’DeBaca 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Senior Vice President	May 2006 — Present	Chief Compliance Officer, ING Investments, LLC(2) (July 2008 — Present); Investment Advisor Chief Compliance Officer, Directed Services LLC(6) (July 2008 — Present); Head of Retail Compliance, ING Funds Distributor, LLC(4) and ING Funds Services, LLC(3), (July 2008 — Present); and Senior Vice President, ING Investments, LLC(2) (December 2006 — Present), ING Funds Services, LLC(3) (April 2006 — Present), ING Funds Distributor, LLC(4) (July 2008 — Present), and Directed Services LLC(6) (July 2008 — Present). Formerly, Counsel, ING Americas, U.S. Legal Services (January 2004 — March 2006) and Attorney-Adviser, U.S. Securities and Exchange Commission (May 2001 — December 2003).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 41	Vice President and Treasurer	November 1999 — Present	Vice President and Treasurer, ING Funds Services, LLC(3) (November 1995 — Present) and ING Investments, LLC(2) (August 1997 — Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	Vice President	February 2003 — Present	Vice President and Chief Compliance Officer, ING Funds Distributor, LLC(4) (August 1995 — Present); Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (February 1996 — Present); and Director of Compliance, ING Investments, LLC(2) (October 2004 — Present). Formerly, Chief Compliance Officer, ING Investments, LLC(2) (October 2001 — October 2004).

22

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Term of Office
	Position(s) Held	and Length of	Principal Occupation(s)
Name, Address and Age	with the Trust	Time Served(1)	During the Past 5 Years

William Evans 10 State House Square Hartford, Connecticut 06103 Age: 36	Vice President	September 2007 — Present	Vice President, Head of Mutual Fund Advisory Group (April 2007 — Present). Formerly, Vice President, U.S. Mutual Funds and Investment Products (May 2005 — April 2007) and Senior Fund Analyst, U.S. Mutual Funds and Investment Products (May 2002 — May 2005).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 50	Vice President	September 2004 — Present	Vice President, ING Funds Services, LLC(3) (September 2004 — Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (October 2001 — September 2004).

Denise Lewis 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 45	Vice President	January 2007 — Present	Vice President, ING Funds Services, LLC (December 2006 — Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 — December 2006).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Vice President	March 2006 — Present	Vice President, ING Funds Services, LLC(3) (March 2006 — Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (August 2004 — March 2006) and Manager, Registration Statements, ING Funds Services, LLC(3) (May 2003 — August 2004).

Susan P. Kinens 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 32	Assistant Vice President	January 2003 — Present	Assistant Vice President, ING Funds Services, LLC(3) (December 2002 — Present).

Craig Wheeler 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Assistant Vice President	May 2008 — Present	Assistant Vice President — Director of Tax, ING Funds Services (March 2008 — Present). Formerly, Tax Manager, ING Funds Services (March 2005 — March 2008); Tax Senior, ING Funds Services (January 2004 — March 2005); and Tax Senior, KPMG LLP (August 2002 — December 2003).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 45	Secretary	August 2003 — Present	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 — Present).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 45	Assistant Secretary	August 2003 — Present	Senior Counsel, ING Americas, U.S. Legal Services (April 2008 — Present). Formerly, Counsel, ING Americas, U.S. Legal Services (April 2003 — April 2008).

Kathleen Nichols 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 33	Assistant Secretary	May 2008 — Present	Counsel, ING Americas, U.S. Legal Services (February 2008 — Present). Formerly, Associate, Ropes & Gray LLP (September 2005 — February 2008)

(1)	The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.

(2)	ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)	ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)	ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(5)	Mr. Mathews commenced services as CEO and President of the ING Funds on November 11, 2006.

(6)	Directed Services, LLC is the successor in interest to Directed Services, Inc.

23

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)
BOARD CONSIDERATION AND APPROVAL OF NEW ADVISORY CONTRACT
Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”) mandates that, when a series of ING Investors Trust (the “Trust”) enters into a new advisory contract (“Advisory Contract”) or sub-advisory agreement (“Sub-Advisory Contract”), the Board of Trustees (the “Board”) of the Trust, including a majority of Board members who have no direct or indirect interest in the Advisory and Sub-Advisory Contracts, and who are not “interested persons” of the series, as such term is defined under the 1940 Act (the “Non-Interested Trustees”), must approve the new arrangements. Discussed below are certain factors that the Board considered in determining whether to approve new Advisory and Sub-Advisory Contracts for Oppenheimer Active Asset Allocation Portfolio (the “Portfolio”).
As discussed below, at a meeting held on July 31, 2008, the Board considered the terms of the Advisory and Sub-Advisory Contracts and determined to approve them. On November 17, 2008, ING Investments, LLC (“IIL”), the initial adviser to the Portfolio, was substituted with Directed Services LLC, IIL’s affiliate (together with IIL, the “Adviser”). This constituted an internal reorganization and did not result in a change in the advisory fees paid by the Portfolio or any other material change in the terms of the Advisory Contract and Sub-Advisory Contracts for the Portfolio.
In determining whether to approve the Advisory and Sub-Advisory Contracts for the Portfolio, the Board received and evaluated such information as it deemed necessary for an informed determination of whether each contract, and the proposed policies and procedures for the Portfolio, should be approved. The materials provided to the Board in support of the Advisory and Sub-Advisory Contracts included the following: (1) a memorandum presenting Management’s rationale for requesting the launch of the Portfolio that discusses, among other things: (a) the expertise of OppenheimerFunds, Inc. (“Oppenheimer”) in the management of other fund-of-funds products; and (b) the expertise of the Adviser in overseeing sub-advisers to other funds in the ING Funds complex; (2) information about the Portfolio’s proposed investment objective and strategies and anticipated portfolio characteristics; (3) FACT sheets for the Portfolio that compare the Portfolio’s proposed fee structure to its comparable selected peer group (“Selected Peer Group”) and its Morningstar category median; (4) responses from the Adviser and
Oppenheimer to questions posed by K&L Gates LLP (“K&L Gates”), independent legal counsel, on behalf of the Non-Interested Trustees; (5) supporting documentation, including copies of the forms of Advisory and Sub-Advisory Contracts for the Portfolio; and (6) other information relevant to the Board’s evaluation. In addition, the Board considered the information provided periodically throughout the year in presentations to the Board by the Adviser in the context of the Adviser’s oversight of other sub-advisers managing other funds in the ING Funds Complex.
In determining whether to approve the Advisory and Sub-Advisory Contracts for the Portfolio, the Board considered a number of factors that its members believed, in light of the legal advice furnished to them by K&L Gates and their own business judgment, to be relevant. The Board, including a majority of the Non-Interested Trustees, did not identify any single factor as all-important or controlling, and each member of the Board may have given different weight to different factors.
The Board’s consideration of whether to approve the Advisory Contract took into account factors that included the following: (1) the nature and quality of the services to be provided by the Adviser to the Portfolio under the proposed Advisory Contract; (2) the Adviser’s experience as a manager-of-managers overseeing sub-advisers to other Funds within the ING Funds complex; (3) the Adviser’s strength and reputation within the industry; (4) the fairness of the compensation under the Advisory Contract in light of the services to be provided to the Portfolio and taking into account the sub-advisory fees payable by the Adviser to Oppenheimer; (5) the pricing structure (including the projected expenses to be borne by shareholders) of the Portfolio, as compared to other similarly-managed funds in the comparable Selected Peer Group, including Management’s analysis that (a) the proposed management fee (inclusive of administration fee) is below the average and the median of the funds in the Portfolio’s proposed Selected Peer Group, and (b) the proposed expense ratio for the Portfolio is below the average and the median expense ratios of the funds in the Portfolio’s proposed Selected Peer Group; (6) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of the Adviser, including its management team’s expertise in management of other Funds in the ING Funds complex; (7) the Adviser’s compliance capabilities, as demonstrated by, among other things,

24

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)
its policies and procedure adopted pursuant to Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended, which had previously been approved by the Board in connection with their oversight of other Funds in the ING Funds complex; (8) the information that had been provided by the Adviser at regular Board meetings, and in anticipation of the July 31, 2008 meeting at which the Advisory Contract was considered, with respect to its capabilities as a manager-of-managers; and (9) “fall-out benefits” to the Adviser and its affiliates and benefits to the shareholders from the Portfolio’s relationship with the Adviser.
In reviewing the proposed Sub-Advisory Contract with Oppenheimer, the Board considered a number of factors, including, but not limited to, the following: (1) the Adviser’s view of Oppenheimer’s strength and reputation in the industry; (2) Oppenheimer’s experience and skill in managing another similar fund; (3) the information that had been provided by Oppenheimer in anticipation of the July 31, 2008 meeting at which the Sub-Advisory Contract was considered with respect to its sub-advisory services in general and its management of the Oppenheimer Fund in particular; (4) the nature and quality of the services to be provided by Oppenheimer under the proposed Sub-Advisory Contract; (5) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of Oppenheimer, including its management team’s expertise; (6) the fairness of the compensation under the Sub-Advisory Contract in light of the services to be provided by and the projected profitability of Oppenheimer as the Portfolio’s Sub-Adviser; (7) the costs for the services to be provided by Oppenheimer;
(8) Oppenheimer’s operations and compliance program, including its policies and procedures intended to assure compliance with the Federal securities laws, which had been reviewed and evaluated by ING Investors Trust’s Chief Compliance Officer; (9) Oppenheimer’s financial condition; (10) the appropriateness of the selection of Oppenheimer in light of the Portfolio’s investment objectives and prospective investor base; and (11) Oppenheimer’s Code of Ethics, which had previously been approved for other ING Funds, and related procedures for complying with that Code.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s proposed management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s estimated expense ratio is reasonable in the context of all factors considered by the Board; (3) the sub-advisory fee rate payable by the Adviser to Oppenheimer is reasonable in the context of all factors considered by the Board; (4) the Adviser maintains an appropriate compliance program, with this conclusion based upon the Board’s previous and ongoing review of its compliance program; and (5) Oppenheimer maintains an appropriate compliance program, with this conclusion based upon, among other things, a representation from ING Investors Trust’s Chief Compliance Officer that Oppenheimer’s compliance policies and procedures are reasonably designed to assure compliance with the Federal securities laws. Based on these conclusions and other factors, the Board voted to approve the Advisory and Sub-Advisory Contracts for the Portfolio. During their deliberations, different Board members may have given different weight to different individual factors and related conclusions.

25

Investment Adviser
ING Investments, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258
Distributor
ING Funds Distributor, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258
Administrator
ING Funds Services, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258
Transfer Agent
DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141
Independent Registered Public Accounting Firm
KPMG LLP
99 High Street
Boston, Massachusetts 02110
Custodian
The Bank of New York Mellon
One Wall Street
New York, New York 10286
Legal Counsel
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006
Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable universal life insurance policy or variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable universal life policy or variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/ registered representative and read them carefully before investing.

VPAR-UFIITFOFS (1208-022709)

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Item 2. Code of Ethics.
As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.
Item 3. Audit Committee Financial Expert.
The Board of Trustees has determined that J. Michael Earley and Peter Drotch are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Earley and Mr. Drotch are “independent” for purposes of Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $1,033,200 for year ended December 31, 2008 and $1,065,000 for year ended December 31, 2007.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $122,550 for the year ended December 31, 2008 and $147,129 for year ended December 31, 2007.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $272,875 in the year ended December 31, 2008 and $284,196 in the year ended December 31, 2007. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $115,000 in the year ended December 31, 2008 and $0 in the year ended December 31, 2007.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

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AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY
I. Statement of Principles
Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the ING Funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.
Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.
For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.
The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II. Audit Services
The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.
The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.
The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.
III. Audit-related Services
Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.
The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.
IV. Tax Services
The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.
The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult

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outside counsel to determine that tax planning and reporting positions are consistent with this Policy.
The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.
V. Other Services
The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.
The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.
A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.
VI. Pre-approval of Fee levels and Budgeted Amounts
The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).
VII. Procedures
Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

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VIII. Delegation
The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.
IX. Additional Requirements
The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.
Last Approved: November 29, 2007

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Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2008 through December 31, 2008

Service	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	✓	As presented to Audit Committee[1]

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.
	✓	Not to exceed $9,750 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.
	✓	Not to exceed $8,000 during the Pre-Approval Period

Seed capital audit and related review and issuance of consent on the N-2 registration statement	✓	Not to exceed $12,600 per audit

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

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Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2008 through December 31, 2008

Service	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	✓	✓	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]
	✓		Not to exceed $5,000 per occurrence during the Pre-Approval Period

Review of the Funds’ semi-annual financial statements	✓		Not to exceed $2,200 per set of financial statements per fund

Reports to regulatory or government agencies related to the annual engagement	✓		Up to $5,000 per occurrence during the Pre-Approval Period
Regulatory compliance assistance	✓	✓	Not to exceed $5,000 per quarter

Training courses		✓	Not to exceed $2,000 per course

For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	✓		Not to exceed $9,450 per quarter

For Prime Rate Trust and Senior Income Fund, agreed upon procedures for the Revolving Credit and Security Agreement with Citigroup	✓		Not to exceed $21,000 per fund per year

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Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2008 through December 31, 2008

Service	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	✓		As presented to Audit Committee[2]

Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	✓		As presented to Audit Committee[2]

Assistance and advice regarding year-end reporting for 1099’s	✓		As presented to Audit Committee[2]

Tax assistance and advice regarding statutory, regulatory or administrative developments	✓	✓	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

[2]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

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Appendix C, continued

Service	The Fund(s)	Fund Affiliates	Fee Range
Tax training courses		✓	Not to exceed $2,000 per course during the Pre-Approval Period

Tax services associated with Fund mergers	✓	✓	Not to exceed $4,000 per fund per merger during the Pre-Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations.
	✓		Not to exceed $120,000 during the Pre-Approval Period

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Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2008 through December 31, 2008

Service	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		✓	Not to exceed $50,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by ING Investments, LLC.
	✓	✓	Not to exceed $5,000 per Fund during the Pre-Approval Period

Agreed upon procedures for 15 (c) FACT Books	✓		Not to exceed $35,000 during the Pre-Approval Period

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Appendix E
Prohibited Non-Audit Services
Dated: January 1, 2008
•	Bookkeeping or other services related to the accounting records or financial statements of the Funds

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

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EXHIBIT A
ING EQUITY TRUST
ING FUNDS TRUST
ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND
ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND
ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND
ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND
ING RISK MANAGED NATURAL RESOURCES FUND
ING INVESTMENT FUNDS, INC.
ING INVESTORS TRUST
ING MAYFLOWER TRUST
ING MUTUAL FUNDS
ING PARTNERS, INC.
ING PRIME RATE TRUST
ING SENIOR INCOME FUND
ING SEPARATE PORTFOLIOS TRUST
ING VARIABLE INSURANCE TRUST
ING VARIABLE PRODUCTS TRUST

(e)(2)	Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)	Non-Audit Fees: The non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $1,826,535 for year ended December 31, 2008 and $499,296 for year ended December 31, 2007.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

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Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Schedule of Investments
Schedule is included as part of the report to shareholders filed under Item 1 of this Form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board. The Committee currently consists of all Independent Trustees of the Board (6 individuals). The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board. In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.
The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.
The Secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.
Item 11. Controls and Procedures.
(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

(3)	Not applicable.

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Investors Trust

By	/s/ Shaun P. Mathews

Shaun P. Mathews
President and Chief Executive Officer
Date: March 6, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews

Shaun P. Mathews
President and Chief Executive Officer
Date: March 6, 2009

By	/s/ Todd Modic

Todd Modic
Senior Vice President and Chief Financial Officer
Date: March 6, 2009

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